As filed with the Securities and Exchange Commission on January 3, 2023

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04556

TRANSAMERICA FUNDS

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-888-233-4339

Dennis P. Gallagher, Esq. 1801 California St., Suite 5200, Denver, CO 80202

(Name and Address of Agent for Service)

Date of fiscal year end:      October 31

Date of reporting period:    November 1, 2021 – October 31, 2022

Item 1:	Report(s) to Shareholders.

(a)	The Annual Report is attached.

(b)	Not Applicable.

TRANSAMERICA FUNDS

ANNUAL REPORT

OCTOBER 31, 2022

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2022

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s) during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ended October 31, 2022.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. As the period began in November of 2021, U.S. stocks, as represented by the S&P 500® Index, were approaching record highs as corporate earnings continued to be strong and interest rates remained at historically low levels due to the U.S. Federal Reserve (“Fed”) maintaining accommodative monetary policy. While inflation was rising to multi-decade highs, there was still a sense it could be transitory in nature based on global supply chain challenges easing in a post-pandemic environment.

As the calendar turned to 2022, more serious market concerns emerged led by a recognition that the persistent rise of inflation would not be temporary and Fed policy would need to catch up quickly in the form of higher interest rates. This was exacerbated by Russia’s invasion of Ukraine in February and the human tragedy of war, which triggered economic concerns in Eastern Europe and across the globe, such as food and energy shortages, global inflation and recession. In March, the Fed raised rates for the first time in more than two years, and with inflation continuing to rise, it was apparent that a full-fledged tightening cycle was at hand, soon leading to materially higher interest rates.

As the Consumer Price Index reached 9% in June, it became clear the Fed would need to be more aggressive in its efforts to curtail inflation and that the risk of recession had become a very real probability. This was augmented by the U.S. economy experiencing two consecutive quarters of negative Gross Domestic Product growth by mid-year. However, due mostly to strong employment trends the National Bureau of Economic Research did not declare the U.S. economy to be in recession. Nonetheless, stock prices continued to fall precipitously, U.S. Treasury bond rates rose as the Fed increased the pace of its rate hikes, and credit spreads widened considerably increasing corporate bond yields.

By the end of September, the S&P 500® Index had fallen solidly into bear market territory (a decline of 20%), the 10-year U.S. Treasury bond yield had increased more than 2% since the start of the year to 3.83%, and corporate bonds were yielding more than double their rates of a year earlier. Corporate earnings growth continued to slow throughout the remainder of the period.

For the one-year period ended October 31, 2022, the S&P 500® Index returned -14.61% while the MSCI EAFE Index, representing international developed market equities, returned -22.62%. During the same period, the Bloomberg US Aggregate Bond Index returned -15.68%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Disclosure of Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2022, and held for the entire six-month period until October 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period (B)	Ending Account Value October 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)

Transamerica Asset Allocation - Conservative Portfolio
Class A	$1,000.00	$927.90	$2.28	$1,022.80	$2.40	0.47%
Class C	1,000.00	924.20	6.06	1,018.90	6.36	1.25
Class I	1,000.00	929.30	0.73	1,024.40	0.77	0.15
Class R	1,000.00	926.30	3.54	1,021.50	3.72	0.73
Class R3	1,000.00	928.10	1.26	1,023.90	1.33	0.26

Transamerica Asset Allocation - Growth Portfolio
Class A	1,000.00	919.40	2.39	1,022.70	2.50	0.49
Class C	1,000.00	915.90	6.04	1,018.90	6.36	1.25
Class I	1,000.00	920.60	0.73	1,024.40	0.77	0.15
Class R	1,000.00	917.90	3.48	1,021.60	3.67	0.72
Class R3	1,000.00	920.20	1.55	1,023.60	1.63	0.32

Transamerica Asset Allocation - Moderate Growth Portfolio
Class A	1,000.00	924.90	2.23	1,022.90	2.35	0.46
Class C	1,000.00	921.10	5.86	1,019.10	6.16	1.21
Class I	1,000.00	926.30	0.68	1,024.50	0.71	0.14
Class R	1,000.00	924.00	3.44	1,021.60	3.62	0.71
Class R3	1,000.00	925.80	1.60	1,023.50	1.68	0.33

Transamerica Asset Allocation - Moderate Portfolio
Class A	1,000.00	926.00	2.23	1,022.90	2.35	0.46
Class C	1,000.00	923.30	5.87	1,019.10	6.16	1.21
Class I	1,000.00	927.40	0.73	1,024.40	0.77	0.15
Class R	1,000.00	925.70	3.40	1,021.70	3.57	0.70
Class R3	1,000.00	926.90	1.41	1,023.70	1.48	0.29

Transamerica Funds	Annual Report 2022

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period (B)	Ending Account Value October 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)

Transamerica Asset Allocation Intermediate Horizon
Class R	$1,000.00	$928.00	$2.92	$1,022.20	$3.06	0.60%
Class R4	1,000.00	929.10	1.70	1,023.40	1.79	0.35

Transamerica Asset Allocation Long Horizon
Class R	1,000.00	923.00	2.91	1,022.20	3.06	0.60
Class R4	1,000.00	925.50	1.70	1,023.40	1.79	0.35

Transamerica Asset Allocation Short Horizon
Class R	1,000.00	936.10	2.93	1,022.20	3.06	0.60
Class R4	1,000.00	937.40	1.71	1,023.40	1.79	0.35

(A)	5% return per year before expenses.

(B)	Expenses are calculated using each Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Funds invest. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and recapture, if any, are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2022, the dominant theme was a tightening of financial conditions brought on by the U.S. Federal Reserve (“Fed”) as higher-than-expected Consumer Price Index reports further fueled inflationary pressures. While the U.S. labor market remained strong, investors had to process increasing concern that the Fed tightening, which typically affects the real economy on a delayed basis, may ultimately tip the economy into recession. Additionally, a host of geopolitical developments such as the Russia-Ukraine war and ensuing energy crisis in Europe, coupled with the continuation of a strict COVID-19 policy in China, further challenged the economic growth outlook. In summary, the fiscal year saw a deteriorating growth-inflation mix, tighter monetary policy, and significant fiscal policy uncertainties – a dangerous combination for financial markets. Against this backdrop, equity and bond markets posted huge declines during the fiscal year.

Global equities were broadly down over the fiscal year, with Japanese equities standing out as a relative outperformer. U.S. equities outperformed international developed markets (as measured by the S&P 500® and MSCI EAFE (unhedged) indices) and the U.S. dollar strengthened significantly against most foreign currencies. Within U.S. equities, growth underperformed value significantly and small cap equity generally underperformed large cap equity. Emerging markets equities was one of the worst performing asset classes, driven by continued lockdowns in China that weighed on Chinese equities. The energy sector was one of the few bright spots in equity markets, as higher oil prices drove higher earnings for energy related companies.

Within the bond markets, persistent high inflation and hawkish guidance from major central banks weighed on bond prices. As the Fed and other central banks moved aggressively to tighten monetary policy, bond markets posted negative total returns reflecting the magnitude of both delivered and anticipated rate hikes. Rising short-term rates and longer-term bond yields continued to weigh heavily on duration-sensitive assets. Higher perceived recession risks also undermined risk asset valuations, widening credit spreads.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Asset Allocation – Conservative Portfolio (Class A) returned -17.75%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the Bloomberg US Aggregate Bond Index and the Transamerica Asset Allocation – Conservative Portfolio Blended Benchmark, returned -15.68% and -16.41%, respectively.

STRATEGY REVIEW

The Fund is a multi-asset fund-of-funds that seeks current income and the preservation of capital through its strategic allocation to both equity and fixed income asset classes.

Over the fiscal year ended October 31, 2022, the Transamerica Asset Allocation – Conservative Portfolio posted negative returns and underperformed its blended secondary benchmark (consisting of 65% Bloomberg US Aggregate Bond Index, 35% MSCI World Index) driven by underlying fund selection decisions and underlying fund performance. The Fund underperformed its primary benchmark of the Bloomberg US Aggregate Bond Index due largely to the relative underperformance of equities.

The Fund’s allocations were adjusted over the fiscal year, as the Portfolio Managers sought to de-risk the Fund versus its long-term allocation and capture shorter-term opportunities. Allocation changes to adjust the Fund from its long-term positioning had an overall positive effect, including decisions to take the Fund underweight equities versus its blended benchmark and reduce overall duration by increasing cash and short duration fixed income allocations. Riskier fixed income investments were reduced, including the reduction and eventual removal of investments in Transamerica High Yield Bond, Transamerica Emerging Market Debt and Transamerica Floating Rate. Shorter-term tactical allocations, including allocations to exchange-traded funds with exposure to master limited partnerships, the energy sector and the healthcare sector, were overall positive contributors to the Fund’s performance.

The Fund benefited from reductions in overall equity exposure over the fiscal year as equities drove the negative returns while fixed income and cash performed relatively better. Some off-benchmark equity allocations, such as Transamerica Energy Infrastructure, significantly outperformed the equity portion of the Fund’s blended benchmark, though Transamerica Emerging Markets Equity relatively underperformed largely due to continued uncertainty surrounding China’s COVID-19 policy and the Russia-Ukraine war. Fixed income investments also overall performed negatively, though the Fund benefited from an increased allocation to short-term bonds and cash.

U.S. growth equity funds contributed negatively to security selection as those funds realized material underperformance versus their respective benchmarks, particularly Transamerica Capital Growth. Conversely, value-oriented funds within U.S. small and mid-cap equities, as well as value-oriented international equities outperformed their respective benchmarks partially offsetting growth underperformance. Fixed income funds overall performed about in line with their respective benchmarks.

The Fund held S&P 500® and 10-Year U.S. Treasury futures during the period, which detracted from return.

Michael Carapucci

Neill Nuttall

Alexandra Wilson – Elizondo

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	55.7%
U.S. Equity Funds	21.4
International Equity Funds	10.4
Repurchase Agreement	8.0
International Fixed Income Fund	3.3
U.S. Mixed Allocation Fund	1.1
International Alternative Fund	0.0 *
Net Other Assets (Liabilities) ^	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception		Inception Date
Class A (POP)	(22.30)%	0.25%	2.80%		03/01/2002
Class A (NAV)	(17.75)%	1.39%	3.38%		03/01/2002
Bloomberg US Aggregate Bond Index (A)	(15.68)%	(0.54)%	0.74%
Transamerica Asset Allocation - Conservative Portfolio Blended Benchmark (A)(B)(C)	(16.41)%	2.40%	4.19%
Class C (POP)	(19.14)%	0.61%	2.62%		11/11/2002
Class C (NAV)	(18.38)%	0.61%	2.62%		11/11/2002
Class I (NAV)	(17.25)%	1.69%	3.67%		11/30/2009
Class R (NAV)	(17.97)%	1.06%	3.04%		06/15/2006
Class R3 (NAV)	N/A	N/A	(12.57	)%(D)	03/01/2022

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Asset Allocation - Conservative Portfolio Blended Benchmark is composed of the following benchmarks: 65% Bloomberg US Aggregate Bond Index and 35% MSCI World Index.

(C) The MSCI World Index captures large and mid-cap representation across developed markets countries.

(D) Not annualized.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge (1% in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, R and R3 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation and diversification do not assure or guarantee better performance, cannot eliminate the risk of investment losses, and do not protect against an overall declining market. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying funds, including fixed income investing. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. Investments in small-and medium-sized companies present additional risks, such as increased volatility, because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies. Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation – Conservative Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 1.3%
U.S. Equity Funds - 1.3%
Alerian MLP ETF	13,715	$574,796
Health Care Select Sector SPDR Fund	6,015	798,491
Vanguard S&P 500 ETF	5,891	2,091,011
Vanguard Short-Term Treasury ETF	51,399	2,962,638

Total Exchange-Traded Funds (Cost $6,713,482)		6,426,936

INVESTMENT COMPANIES - 90.6%
International Alternative Fund - 0.0% (A)
Transamerica Global Allocation Liquidating Trust (B) (C) (D) (E)	1,340	3,617

International Equity Funds - 10.4%
Transamerica Emerging Markets Opportunities (C)	434,686	2,868,931
Transamerica International Equity (C)	2,064,268	33,606,286
Transamerica International Focus (C)	227,100	1,589,698
Transamerica International Small Cap Value (C)	397,710	4,486,171
Transamerica International Stock (C)	1,129,561	9,917,543

		52,468,629

International Fixed Income Fund - 3.3%
Transamerica Inflation Opportunities (C)	1,757,352	16,677,274

U.S. Equity Funds - 20.1%
Transamerica Capital Growth (C)	27,192	165,326
Transamerica Large Cap Value (C)	2,930,258	37,741,728
Transamerica Mid Cap Growth (C)	465,909	3,266,022
Transamerica Mid Cap Value (C)	411,030	4,192,509
Transamerica Mid Cap Value Opportunities (C)	2,653	29,315
Transamerica Small Cap Growth (C)	410,853	2,551,398
Transamerica Small Cap Value (C)	425,860	2,844,745
Transamerica Sustainable Equity Income (C)	1,902,014	13,028,795
Transamerica US Growth (C)	1,762,450	37,593,061

		101,412,899

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 55.7%
Transamerica Bond (C)	4,538,032	$ 35,396,648
Transamerica High Yield Bond (C)	23,789	184,602
Transamerica Intermediate Bond (C)	21,991,658	184,070,173
Transamerica Short-Term Bond (C)	6,473,947	61,243,536

		280,894,959

U.S. Mixed Allocation Fund - 1.1%
Transamerica Energy Infrastructure (C)	787,706	5,537,576

Total Investment Companies (Cost $471,953,890)		456,994,954

	Principal	Value
REPURCHASE AGREEMENT - 8.0%
Fixed Income Clearing Corp., 1.10% (F), dated 10/31/2022, to be repurchased at $40,374,324 on 11/01/2022. Collateralized by a U.S. Government Obligation, 0.63%, due 04/15/2023, and with a value of $41,180,590.	$40,373,090	40,373,090

Total Repurchase Agreement (Cost $40,373,090)		40,373,090

Total Investments (Cost $519,040,462)		503,794,980
Net Other Assets (Liabilities) - 0.1%		322,383

Net Assets - 100.0%		$504,117,363

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Notes	229	12/20/2022	$26,451,492	$25,325,969	$—	$(1,125,523)
S&P 500® E-Mini Index	54	12/16/2022	10,986,716	10,484,100	—	(502,616)

Total Futures Contracts					$—	$(1,628,139)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation – Conservative Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$6,426,936	$—	$—	$6,426,936
Investment Companies	456,991,337	—	—	456,991,337
Repurchase Agreement	—	40,373,090	—	40,373,090

Total	$463,418,273	$40,373,090	$—	$503,791,363

Investment Companies Measured at Net Asset Value (E)				3,617

Total Investments				$503,794,980

LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(1,628,139)	$—	$—	$(1,628,139)

Total Other Financial Instruments	$(1,628,139)	$—	$—	$(1,628,139)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing security.
(C)	Affiliated investment in the Class I2 shares of Transamerica Funds, and a liquidating trust of a former Transamerica Fund. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2022	Shares as of October 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$58,109,376	$3,739,656	$(16,750,000)	$(2,057,950)	$(7,644,434)	$35,396,648	4,538,032	$1,153,731	$299,697
Transamerica Capital Growth	32,122,256	11,197,492	(22,000,000)	(7,194,995)	(13,959,427)	165,326	27,192	60,354	11,137,138
Transamerica Core Bond	57,137,475	3,299,691	(53,172,596)	(7,321,279)	56,709	—	—	1,049,479	250,212
Transamerica Emerging Markets Debt	21,291,214	588,970	(18,033,458)	(3,007,752)	(838,974)	—	—	588,970	—
Transamerica Emerging Markets Opportunities	14,851,862	1,065,653	(8,500,000)	(840,627)	(3,707,957)	2,868,931	434,686	796,536	269,117
Transamerica Energy Infrastructure	6,662,478	1,412,830	(3,100,000)	931,092	(368,824)	5,537,576	787,706	316,371	—
Transamerica Floating Rate	—	8,090,998	(7,770,267)	(320,731)	—	—	—	90,998	—
Transamerica Global Allocation Liquidating Trust	3,128	—	—	—	489	3,617	1,340	—	—
Transamerica High Yield Bond	7,766,518	7,304,296	(13,300,000)	(1,202,823)	(383,389)	184,602	23,789	304,286	—
Transamerica Inflation Opportunities	25,029,935	3,920,167	(9,000,000)	(204,723)	(3,068,105)	16,677,274	1,757,352	807,574	112,593
Transamerica Intermediate Bond	64,756,133	152,507,370	(14,000,000)	(729,162)	(18,464,168)	184,070,173	21,991,658	2,015,406	991,964
Transamerica International Equity	29,737,218	13,055,019	—	—	(9,185,951)	33,606,286	2,064,268	1,055,019	—
Transamerica International Focus	24,797,462	1,467,450	(18,600,000)	3,210,393	(9,285,607)	1,589,698	227,100	734,585	732,865
Transamerica International Small Cap Value	3,062,706	3,112,630	—	—	(1,689,165)	4,486,171	397,710	79,997	32,633
Transamerica International Stock	17,309,681	5,656,784	(10,300,000)	1,509,020	(4,257,942)	9,917,543	1,129,561	484,115	822,669
Transamerica Large Cap Value	45,920,374	12,315,618	(15,900,000)	134,227	(4,728,491)	37,741,728	2,930,258	1,315,618	—
Transamerica Mid Cap Growth	2,533,448	4,007,268	(1,100,000)	(362,394)	(1,812,300)	3,266,022	465,909	245,507	461,760
Transamerica Mid Cap Value	4,468,534	735,900	—	—	(1,011,925)	4,192,509	411,030	57,340	678,560
Transamerica Mid Cap Value Opportunities	3,256,771	290,101	(3,300,000)	914,122	(1,131,679)	29,315	2,653	113,934	176,167
Transamerica Short-Term Bond	21,138,981	46,179,862	(4,000,000)	(72,766)	(2,002,541)	61,243,536	6,473,947	582,580	—
Transamerica Small Cap Growth	8,053,837	1,231,517	(4,500,000)	299,333	(2,533,289)	2,551,398	410,853	86,585	394,932
Transamerica Small Cap Value	8,018,509	2,231,529	(5,000,000)	582,947	(2,988,240)	2,844,745	425,860	1,528,280	703,249

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation – Conservative Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Affiliated Investments	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2022	Shares as of October 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica Sustainable Equity Income	$15,260,836	$5,881,209	$(3,000,000)	$(524,469)	$(4,588,781)	$13,028,795	1,902,014	$1,936,085	$945,124
Transamerica Total Return	184,324,432	8,198,041	(168,560,402)	(23,400,612)	(561,459)	—	—	3,198,041	—
Transamerica US Growth	41,970,897	24,424,872	(10,000,000)	(244,844)	(18,557,864)	37,593,061	1,762,450	527,755	4,097,119

Total	$697,584,061	$321,914,923	$(409,886,723)	$(39,903,993)	$(112,713,314)	$456,994,954	48,165,368	$19,129,146	$22,105,799

(D)	Restricted security. At October 31, 2022, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$13,784	$3,617	0.0	%(A)

(E)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(F)	Rate disclosed reflects the yield at October 31, 2022.
(G)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2022, the dominant theme was a tightening of financial conditions brought on by the U.S. Federal Reserve (“Fed”) as higher-than-expected Consumer Price Index reports further fueled inflationary pressures. While the U.S. labor market remained strong, investors had to process increasing concern that the Fed tightening, which typically affects the real economy on a delayed basis, may ultimately tip the economy into recession. Additionally, a host of geopolitical developments such as the Russia-Ukraine war and ensuing energy crisis in Europe, coupled with the continuation of a strict COVID-19 policy in China, further challenged the economic growth outlook. In summary, the fiscal year saw a deteriorating growth-inflation mix, tighter monetary policy, and significant fiscal policy uncertainties – a dangerous combination for financial markets. Against this backdrop, equity and bond markets posted huge declines during the fiscal year.

Global equities were broadly down over the fiscal year, with Japanese equities standing out as a relative outperformer. U.S. equities outperformed international developed markets (as measured by the S&P 500® and MSCI EAFE (unhedged) indices) and the U.S. dollar strengthened significantly against most foreign currencies. Within U.S. equities, growth underperformed value significantly and small cap equity generally underperformed large cap equity. Emerging markets equities was one of the worst performing asset classes, driven by continued lockdowns in China that weighed on Chinese equities. The energy sector was one of the few bright spots in equity markets, as higher oil prices drove higher earnings for energy related companies.

Within the bond markets, persistent high inflation and hawkish guidance from major central banks weighed on bond prices. As the Fed and other central banks moved aggressively to tighten monetary policy, bond markets posted negative total returns reflecting the magnitude of both delivered and anticipated rate hikes. Rising short-term rates and longer-term bond yields continued to weigh heavily on duration-sensitive assets. Higher perceived recession risks also undermined risk asset valuations, widening credit spreads.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Asset Allocation – Growth Portfolio (Class A) returned -22.39%, excluding any sales charges. By comparison, its benchmark, the MSCI World Index, returned -18.48%.

STRATEGY REVIEW

The Fund is an equity focused fund-of-funds that seeks capital appreciation through its strategic allocation to equity asset classes.

Over the fiscal year ended October 31, 2022, the Transamerica Asset Allocation – Growth Portfolio posted negative returns and underperformed its MSCI World Index benchmark driven by underlying fund selection decisions and underlying fund performance.

The Fund’s allocations were adjusted over the fiscal year, as the Portfolio Managers sought to de-risk the Fund versus its long-term allocation and capture shorter-term opportunities. Allocation changes to adjust the Fund from its long-term positioning had an overall positive effect, including decisions to take the Fund underweight equities versus its benchmark by increasing the cash allocation in the Fund. Shorter-term tactical allocations, including allocations to exchange-traded funds with exposure to master limited partnerships, the energy sector and the healthcare sector, were overall positive contributors to the Fund’s performance.

Some off-benchmark equity allocations such as Transamerica Energy Infrastructure, significantly outperformed the equity portion of the Fund’s benchmark, though Transamerica Emerging Markets Equity relatively underperformed largely due to continued uncertainty surrounding China’s COVID-19 policy and the Russia-Ukraine war.

U.S. growth equity funds contributed negatively to security selection as those funds realized material underperformance versus their respective benchmarks, particularly Transamerica Capital Growth. Conversely, value-oriented funds within U.S. small and mid-cap equities, as well as value-oriented international equities outperformed their respective benchmarks partially offsetting growth underperformance.

The Fund held S&P 500® futures during the period, which detracted from return.

Michael Carapucci

Neill Nuttall

Alexandra Wilson – Elizondo

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	64.7%
International Equity Funds	28.3
Repurchase Agreement	5.5
U.S. Mixed Allocation Fund	1.5
International Alternative Fund	0.0	*
Net Other Assets (Liabilities) ^	0.0	*
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception		Inception Date
Class A (POP)	(26.65)%	2.61%	7.05%		03/01/2002
Class A (NAV)	(22.39)%	3.77%	7.65%		03/01/2002
MSCI World Index (A)	(18.48)%	6.37%	8.94%
Class C (POP)	(23.72)%	2.98%	6.86%		11/11/2002
Class C (NAV)	(23.00)%	2.98%	6.86%		11/11/2002
Class I (NAV)	(22.01)%	4.11%	7.99%		11/30/2009
Class R (NAV)	(22.64)%	3.50%	7.36%		06/15/2006
Class R3 (NAV)	N/A	N/A	(12.70	)%(B)	03/01/2022

(A) The MSCI World Index captures large and mid-cap representation across developed markets countries.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge (1% in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, R and R3 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation and diversification do not assure or guarantee better performance, cannot eliminate the risk of investment losses, and do not protect against an overall declining market. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying funds, including fixed income investing. Investments in small-and medium-sized companies present additional risks, such as increased volatility, because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies. Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation – Growth Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 1.7%
U.S. Equity Funds - 1.7%
Alerian MLP ETF	23,099	$968,079
Health Care Select Sector SPDR Fund	10,514	1,395,733
Vanguard S&P 500 ETF	34,266	12,162,717

Total Exchange-Traded Funds (Cost $15,272,539)		14,526,529

INVESTMENT COMPANIES - 92.8%
International Alternative Fund - 0.0% (A)
Transamerica Global Allocation Liquidating Trust (B) (C) (D) (E)	874	2,360

International Equity Funds - 28.3%
Transamerica Emerging Markets Opportunities (C)	2,782,852	18,366,821
Transamerica International Equity (C)	7,508,236	122,234,081
Transamerica International Focus (C)	6,254,443	43,781,104
Transamerica International Small Cap Value (C)	1,061,891	11,978,134
Transamerica International Stock (C)	5,258,351	46,168,323

		242,528,463

U.S. Equity Funds - 63.0%
Transamerica Capital Growth (C)	907,163	5,515,548
Transamerica Large Cap Value (C)	17,090,843	220,130,056
Transamerica Mid Cap Growth (C)	2,775,125	19,453,627
Transamerica Mid Cap Value (C)	2,406,143	24,542,660
Transamerica Mid Cap Value Opportunities (C)	6,338	70,038
Transamerica Small Cap Growth (C)	971,631	6,033,826

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Small Cap Value (C)	1,018,053	$ 6,800,595
Transamerica Sustainable Equity Income (C)	9,554,801	65,450,385
Transamerica US Growth (C)	8,989,388	191,743,648

		539,740,383

U.S. Mixed Allocation Fund - 1.5%
Transamerica Energy Infrastructure (C)	1,858,135	13,062,692

Total Investment Companies (Cost $765,395,202)		795,333,898

	Principal	Value
REPURCHASE AGREEMENT - 5.5%
Fixed Income Clearing Corp., 1.10% (F), dated 10/31/2022, to be repurchased at $47,314,339 on 11/01/2022. Collateralized by U.S. Government Obligations, 0.63% - 4.47%, due 04/15/2023 - 04/20/2023, and with a total value of $48,257,794.	$47,311,448	47,311,448

Total Repurchase Agreement (Cost $47,311,448)		47,311,448

Total Investments (Cost $827,979,189)		857,171,875
Net Other Assets (Liabilities) - 0.0% (A)		61,188

Net Assets - 100.0%		$857,233,063

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	75	12/16/2022	$15,223,442	$14,561,250	$—	$(662,192)

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$14,526,529	$—	$—	$14,526,529
Investment Companies	795,331,538	—	—	795,331,538
Repurchase Agreement	—	47,311,448	—	47,311,448

Total	$809,858,067	$47,311,448	$—	$857,169,515

Investment Companies Measured at Net Asset Value (E)				2,360

Total Investments				$857,171,875

LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(662,192)	$—	$—	$(662,192)

Total Other Financial Instruments	$(662,192)	$—	$—	$(662,192)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation – Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing security.
(C)	Affiliated investment in the Class I2 shares of Transamerica Funds, and a liquidating trust of a former Transamerica Fund. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2022	Shares as of October 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica Capital Growth	$152,469,240	$50,353,958	$(97,000,000)	$(22,358,882)	$(77,948,768)	$5,515,548	907,163	$271,409	$50,082,549
Transamerica Emerging Markets Opportunities	67,512,530	6,753,538	(35,000,000)	(1,445,325)	(19,453,922)	18,366,821	2,782,852	5,048,018	1,705,520
Transamerica Energy Infrastructure	45,653,179	1,885,583	(35,749,999)	7,393,534	(6,119,605)	13,062,692	1,858,135	1,098,684	—
Transamerica Global Allocation Liquidating Trust	2,041	—	—	—	319	2,360	874	—	—
Transamerica International Equity	150,187,493	26,328,361	(13,800,000)	(1,813,225)	(38,668,548)	122,234,081	7,508,236	5,328,361	—
Transamerica International Focus	127,292,467	17,532,838	(64,725,000)	(6,798,522)	(29,520,679)	43,781,104	6,254,443	3,770,835	3,762,003
Transamerica International Small Cap Value	27,315,870	1,004,535	(10,000,000)	2,331,871	(8,674,142)	11,978,134	1,061,891	713,489	291,046
Transamerica International Stock	27,592,048	28,855,178	—	—	(10,278,903)	46,168,323	5,258,351	835,459	1,419,719
Transamerica Large Cap Value	233,754,982	56,349,556	(44,800,000)	(3,978,768)	(21,195,714)	220,130,056	17,090,843	5,215,497	—
Transamerica Mid Cap Growth	8,424,670	25,951,932	(5,700,000)	(1,305,662)	(7,917,313)	19,453,627	2,775,125	816,403	1,535,529
Transamerica Mid Cap Value	39,989,252	5,925,372	(14,000,000)	1,757,104	(9,129,068)	24,542,660	2,406,143	461,688	5,463,684
Transamerica Mid Cap Value Opportunities	9,749,944	2,201,632	(9,950,000)	1,235,673	(3,167,211)	70,038	6,338	864,666	1,336,966
Transamerica Small Cap Growth	15,754,660	2,128,299	(7,600,000)	1,112,920	(5,362,053)	6,033,826	971,631	166,923	761,376
Transamerica Small Cap Value	15,345,225	4,156,421	(8,000,000)	859,937	(5,560,988)	6,800,595	1,018,053	2,846,557	1,309,864
Transamerica Sustainable Equity Income	73,421,354	21,672,355	(6,000,000)	(1,182,200)	(22,461,124)	65,450,385	9,554,801	8,569,151	4,103,204
Transamerica US Growth	220,194,616	83,274,094	(12,000,000)	(1,473,852)	(98,251,210)	191,743,648	8,989,388	2,906,907	22,567,187

Total	$1,214,659,571	$334,373,652	$(364,324,999)	$(25,665,397)	$(363,708,929)	$795,333,898	68,444,267	$38,914,047	$94,338,647

(D)	Restricted security. At October 31, 2022, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$8,994	$2,360	0.0	%(A)

(E)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(F)	Rate disclosed reflects the yield at October 31, 2022.
(G)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2022, the dominant theme was a tightening of financial conditions brought on by the U.S. Federal Reserve (“Fed”) as higher-than-expected Consumer Price Index reports further fueled inflationary pressures. While the U.S. labor market remained strong, investors had to process increasing concern that the Fed tightening, which typically affects the real economy on a delayed basis, may ultimately tip the economy into recession. Additionally, a host of geopolitical developments such as the Russia-Ukraine war and ensuing energy crisis in Europe, coupled with the continuation of a strict COVID-19 policy in China, further challenged the economic growth outlook. In summary, the fiscal year saw a deteriorating growth-inflation mix, tighter monetary policy, and significant fiscal policy uncertainties – a dangerous combination for financial markets. Against this backdrop, equity and bond markets posted huge declines during the fiscal year.

Global equities were broadly down over the fiscal year, with Japanese equities standing out as a relative outperformer. U.S. equities outperformed international developed markets (as measured by the S&P 500® and MSCI EAFE (unhedged) indices) and the U.S. dollar strengthened significantly against most foreign currencies. Within U.S. equities, growth underperformed value significantly and small cap equity generally underperformed large cap equity. Emerging markets equities was one of the worst performing asset classes, driven by continued lockdowns in China that weighed on Chinese equities. The energy sector was one of the few bright spots in equity markets, as higher oil prices drove higher earnings for energy related companies.

Within the bond markets, persistent high inflation and hawkish guidance from major central banks weighed on bond prices. As the Fed and other central banks moved aggressively to tighten monetary policy, bond markets posted negative total returns reflecting the magnitude of both delivered and anticipated rate hikes. Rising short-term rates and longer-term bond yields continued to weigh heavily on duration-sensitive assets. Higher perceived recession risks also undermined risk asset valuations, widening credit spreads.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Asset Allocation – Moderate Growth Portfolio (Class A) returned -20.18%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the MSCI World Index and the Transamerica Asset Allocation – Moderate Growth Portfolio Blended Benchmark, returned -18.48% and -17.41%, respectively.

STRATEGY REVIEW

The Fund is a multi-asset fund-of-funds that seeks capital appreciation with current income as a secondary objective through its strategic allocation to both equity and fixed income asset classes.

Over the fiscal year ended October 31, 2022, the Transamerica Asset Allocation – Moderate Growth Portfolio posted negative returns and underperformed its blended secondary benchmark (consisting of 30% Bloomberg US Aggregate Bond Index, 70% MSCI World Index) driven by underlying fund selection decisions and underlying fund performance. The Fund also underperformed its primary benchmark of the MSCI World Index.

The Fund’s allocations were adjusted over the fiscal year, as the Portfolio Managers sought to de-risk the Fund versus its long-term allocation and capture shorter-term opportunities. Allocation changes to adjust the Fund from its long-term positioning had an overall positive effect, including decisions to take the Fund underweight equities versus its blended benchmark and reduce overall duration by increasing cash and short duration fixed income allocations. Riskier fixed income investments were reduced, including the reduction and eventual removal of investments in Transamerica High Yield Bond, Transamerica Emerging Market Debt and Transamerica Floating Rate. Shorter-term tactical allocations, including allocations to exchange-traded funds with exposure to master limited partnerships, the energy sector and the healthcare sector, were overall positive contributors to the Fund’s performance.

The Fund benefited from reductions in overall equity exposure over the fiscal year as equities drove the negative returns while fixed income and cash performed relatively better. Some off-benchmark equity allocations, such as Transamerica Energy Infrastructure, significantly outperformed the equity portion of the Fund’s blended benchmark, though Transamerica Emerging Markets Equity relatively underperformed largely due to continued uncertainty surrounding China’s COVID-19 policy and the Russia-Ukraine war. Fixed income investments also overall performed negatively, though the Fund benefited from an increased allocation to short-term bonds and cash.

U.S. growth equity funds contributed negatively to security selection as those funds realized material underperformance versus their respective benchmarks, particularly Transamerica Capital Growth. Conversely, value-oriented funds within U.S. small and mid-cap equities, as well as value-oriented international equities outperformed their respective benchmarks partially offsetting growth underperformance. Fixed income funds overall performed about in line with their respective benchmarks.

The Fund held S&P 500® and 10-Year U.S. Treasury futures during the period, which detracted from return.

Michael Carapucci

Neill Nuttall

Alexandra Wilson – Elizondo

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	46.0%
U.S. Fixed Income Funds	20.3
International Equity Funds	20.0
Repurchase Agreement	10.6
International Fixed Income Fund	2.0
U.S. Mixed Allocation Fund	1.1
International Alternative Fund	0.0	*
Net Other Assets (Liabilities) ^	0.0	*
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception		Inception Date
Class A (POP)	(24.59)%	1.79%	5.46%		03/01/2002
Class A (NAV)	(20.18)%	2.95%	6.06%		03/01/2002
MSCI World Index (A)	(18.48)%	6.37%	8.94%
Transamerica Asset Allocation - Moderate Growth Portfolio Blended Benchmark (A)(B)(C)	(17.41)%	5.00%	7.45%
Class C (POP)	(21.55)%	2.16%	5.27%		11/11/2002
Class C (NAV)	(20.81)%	2.16%	5.27%		11/11/2002
Class I (NAV)	(19.78)%	3.28%	6.37%		11/30/2009
Class R (NAV)	(20.34)%	2.68%	5.79%		06/15/2006
Class R3 (NAV)	N/A	N/A	(12.36	)%(D)	03/01/2022

(A) The MSCI World Index captures large and mid-cap representation across developed markets countries.

(B) The Transamerica Asset Allocation - Moderate Growth Portfolio Blended Benchmark is composed of the following benchmarks: 70% MSCI World Index and 30% Bloomberg US Aggregate Bond Index.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) Not annualized.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge (1% in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, R and R3 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation and diversification do not assure or guarantee better performance, cannot eliminate the risk of investment losses, and do not protect against an overall declining market. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying funds, including fixed income investing. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. Investments in small-and medium-sized companies present additional risks, such as increased volatility, because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies. Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation – Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 2.3%
U.S. Equity Funds - 2.3%
Alerian MLP ETF	34,453	$1,443,925
Health Care Select Sector SPDR Fund	17,273	2,292,991
Vanguard S&P 500 ETF	56,778	20,153,351
Vanguard Short-Term Treasury ETF	144,103	8,306,097

Total Exchange-Traded Funds (Cost $31,664,693)		32,196,364

INVESTMENT COMPANIES - 87.1%
International Alternative Fund - 0.0% (A)
Transamerica Global Allocation Liquidating Trust (B) (C) (D) (E)	5,843	15,776

International Equity Funds - 20.0%
Transamerica Emerging Markets Opportunities (B)	2,712,052	17,899,546
Transamerica International Equity (B)	9,104,936	148,228,360
Transamerica International Focus (B)	6,390,310	44,732,168
Transamerica International Small Cap Value (B)	1,205,569	13,598,815
Transamerica International Stock (B)	6,381,370	56,028,433

		280,487,322

International Fixed Income Fund - 2.0%
Transamerica Inflation Opportunities (B)	3,005,912	28,526,108

U.S. Equity Funds - 43.7%
Transamerica Capital Growth (B)	1,787,301	10,866,788
Transamerica Large Cap Value (B)	18,979,085	244,450,610
Transamerica Mid Cap Growth (B)	3,339,287	23,408,401
Transamerica Mid Cap Value (B)	2,984,970	30,446,695
Transamerica Mid Cap Value Opportunities (B)	4,352	48,088
Transamerica Small Cap Growth (B)	1,123,629	6,977,733
Transamerica Small Cap Value (B)	1,418,597	9,476,231
Transamerica Sustainable Equity Income (B)	11,576,182	79,296,844

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica US Growth (B)	9,734,072	$ 207,627,757

		612,599,147

U.S. Fixed Income Funds - 20.3%
Transamerica Bond (B)	2,847,416	22,209,845
Transamerica High Yield Bond (B)	35,575	276,061
Transamerica Intermediate Bond (B)	16,671,426	139,539,833
Transamerica Short-Term Bond (B)	12,903,952	122,071,389

		284,097,128

U.S. Mixed Allocation Fund - 1.1%
Transamerica Energy Infrastructure (B)	2,169,036	15,248,321

Total Investment Companies (Cost $1,188,817,907)		1,220,973,802

	Principal	Value
REPURCHASE AGREEMENT - 10.6%
Fixed Income Clearing Corp., 1.10% (F), dated 10/31/2022, to be repurchased at $148,793,448 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.30%, due 04/27/2023, and with a value of $151,764,728.	$148,788,901	148,788,901

Total Repurchase Agreement (Cost $148,788,901)		148,788,901

Total Investments (Cost $1,369,271,501)		1,401,959,067
Net Other Assets (Liabilities) - 0.0% (A)		672,935

Net Assets - 100.0%		$1,402,632,002

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Notes	703	12/20/2022	$81,223,411	$77,747,406	$—	$(3,476,005)
S&P 500® E-Mini Index	133	12/16/2022	26,999,244	25,821,950	—	(1,177,294)

Total Futures Contracts					$—	$(4,653,299)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation – Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$32,196,364	$—	$—	$32,196,364
Investment Companies	1,220,958,026	—	—	1,220,958,026
Repurchase Agreement	—	148,788,901	—	148,788,901

Total	$1,253,154,390	$148,788,901	$—	$1,401,943,291

Investment Companies Measured at Net Asset Value (D)				15,776

Total Investments				$1,401,959,067

LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(4,653,299)	$—	$—	$(4,653,299)

Total Other Financial Instruments	$(4,653,299)	$—	$—	$(4,653,299)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Affiliated investment in the Class I2 shares of Transamerica Funds, and a liquidating trust of a former Transamerica Fund. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2022	Shares as of October 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$60,932,853	$6,663,730	$(36,000,000)	$(4,959,477)	$(4,427,261)	$22,209,845	2,847,416	$1,349,443	$314,259
Transamerica Capital Growth	183,646,849	64,017,426	(107,000,000)	(34,146,050)	(95,651,437)	10,866,788	1,787,301	345,055	63,672,371
Transamerica Core Bond	74,700,428	1,431,444	(68,390,103)	(7,462,314)	(279,455)	—	—	1,104,321	327,123
Transamerica Emerging Markets Debt	67,976,211	1,799,697	(58,505,656)	(9,740,359)	(1,529,893)	—	—	1,799,698	—
Transamerica Emerging Markets Opportunities	72,421,610	5,459,461	(38,400,000)	(1,522,159)	(20,059,366)	17,899,546	2,712,052	4,080,744	1,378,717
Transamerica Energy Infrastructure	58,994,061	2,551,298	(47,800,001)	10,345,080	(8,842,117)	15,248,321	2,169,036	1,357,322	—
Transamerica Floating Rate	—	23,273,049	(22,292,326)	(980,723)	—	—	—	273,049	—
Transamerica Global Allocation Liquidating Trust	13,641	—	—	—	2,135	15,776	5,843	—	—
Transamerica High Yield Bond	19,971,045	12,746,038	(28,600,000)	(2,881,183)	(959,839)	276,061	35,575	746,011	—
Transamerica Inflation Opportunities	28,886,378	18,514,848	(13,300,000)	(607,554)	(4,967,564)	28,526,108	3,005,912	1,330,781	184,067
Transamerica Intermediate Bond	88,556,316	93,271,076	(22,000,000)	(2,036,217)	(18,251,342)	139,539,833	16,671,426	2,227,966	1,343,111
Transamerica International Equity	186,378,310	37,612,341	(27,000,000)	(1,173,843)	(47,588,448)	148,228,360	9,104,936	6,612,341	—
Transamerica International Focus	159,061,684	9,412,857	(80,825,000)	(5,769,753)	(37,147,620)	44,732,168	6,390,310	4,711,946	4,700,911

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation – Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Affiliated Investments	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2022	Shares as of October 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica International Small Cap Value	$25,323,385	$931,263	$(6,000,000)	$1,279,286	$(7,935,119)	$13,598,815	1,205,569	$661,446	$269,817
Transamerica International Stock	54,069,348	21,319,244	(5,000,000)	624,155	(14,984,314)	56,028,433	6,381,370	1,637,164	2,782,081
Transamerica Large Cap Value	266,374,532	77,932,449	(72,000,000)	1,768,109	(29,624,480)	244,450,610	18,979,085	5,742,218	—
Transamerica Mid Cap Growth	14,849,573	26,345,585	(4,400,000)	(1,581,631)	(11,805,126)	23,408,401	3,339,287	1,439,017	2,706,568
Transamerica Mid Cap Value	45,219,214	7,446,931	(13,000,000)	1,293,436	(10,512,886)	30,446,695	2,984,970	580,244	6,866,687
Transamerica Mid Cap Value Opportunities	11,861,053	1,954,713	(12,100,000)	2,511,022	(4,178,700)	48,088	4,352	767,691	1,187,022
Transamerica Short-Term Bond	16,230,730	111,822,411	(3,000,000)	(19,712)	(2,962,040)	122,071,389	12,903,952	930,773	—
Transamerica Small Cap Growth	22,270,339	3,454,840	(13,200,001)	2,399,210	(7,946,655)	6,977,733	1,123,629	207,660	947,180
Transamerica Small Cap Value	22,160,814	5,413,867	(12,000,000)	2,894,879	(8,993,329)	9,476,231	1,418,597	3,707,729	1,706,138
Transamerica Sustainable Equity Income	90,414,518	20,206,358	(3,000,000)	(542,351)	(27,781,681)	79,296,844	11,576,182	10,279,203	4,927,154
Transamerica Total Return	173,323,268	2,991,490	(153,907,042)	(19,646,819)	(2,760,897)	—	—	2,991,490	—
Transamerica US Growth	227,854,231	128,252,787	(46,000,000)	(923,314)	(101,555,947)	207,627,757	9,734,072	2,915,887	22,636,900

Total	$1,971,490,391	$684,825,203	$(893,720,129)	$(70,878,282)	$(470,743,381)	$1,220,973,802	114,380,872	$57,799,199	$115,950,106

(C)	Non-income producing security.
(D)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(E)	Restricted security. At October 31, 2022, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$60,118	$15,776	0.0	%(A)

(F)	Rate disclosed reflects the yield at October 31, 2022.
(G)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2022, the dominant theme was a tightening of financial conditions brought on by the U.S. Federal Reserve (“Fed”) as higher-than-expected Consumer Price Index reports further fueled inflationary pressures. While the U.S. labor market remained strong, investors had to process increasing concern that the Fed tightening, which typically affects the real economy on a delayed basis, may ultimately tip the economy into recession. Additionally, a host of geopolitical developments such as the Russia-Ukraine war and ensuing energy crisis in Europe, coupled with the continuation of a strict COVID-19 policy in China, further challenged the economic growth outlook. In summary, the fiscal year saw a deteriorating growth-inflation mix, tighter monetary policy, and significant fiscal policy uncertainties – a dangerous combination for financial markets. Against this backdrop, equity and bond markets posted huge declines during the fiscal year.

Global equities were broadly down over the fiscal year, with Japanese equities standing out as a relative outperformer. U.S. equities outperformed international developed markets (as measured by the S&P 500® and MSCI EAFE (unhedged) indices) and the U.S. dollar strengthened significantly against most foreign currencies. Within U.S. equities, growth underperformed value significantly and small cap equity generally underperformed large cap equity. Emerging markets equities was one of the worst performing asset classes, driven by continued lockdowns in China that weighed on Chinese equities. The energy sector was one of the few bright spots in equity markets, as higher oil prices drove higher earnings for energy related companies.

Within the bond markets, persistent high inflation and hawkish guidance from major central banks weighed on bond prices. As the Fed and other central banks moved aggressively to tighten monetary policy, bond markets posted negative total returns reflecting the magnitude of both delivered and anticipated rate hikes. Rising short-term rates and longer-term bond yields continued to weigh heavily on duration-sensitive assets. Higher perceived recession risks also undermined risk asset valuations, widening credit spreads.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Asset Allocation – Moderate Portfolio (Class A) returned -18.65%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the MSCI World Index and the Transamerica Asset Allocation – Moderate Portfolio Blended Benchmark, returned -18.48% and -16.81%, respectively.

STRATEGY REVIEW

The Fund is a multi-asset fund-of-funds that seeks capital appreciation and current income through its strategic allocation to both equity and fixed income asset classes.

Over the fiscal year ended October 31, 2022, the Transamerica Asset Allocation – Moderate Portfolio posted negative returns and underperformed its blended secondary benchmark (consisting of 50% Bloomberg US Aggregate Bond Index, 50% MSCI World Index) driven by underlying fund selection decisions and underlying fund performance. The Fund (except Class I shares) underperformed its primary benchmark of the MSCI World Index.

The Fund’s allocations were adjusted over the fiscal year, as the Portfolio Managers sought to de-risk the Fund versus its long-term allocation and capture shorter-term opportunities. Allocation changes to adjust the Fund from its long-term positioning had an overall positive effect, including decisions to take the Fund underweight equities versus its blended benchmark and reduce overall duration by increasing cash and short duration fixed income allocations. Riskier fixed income investments were reduced, including the reduction and eventual removal of investments in Transamerica High Yield Bond, Transamerica Emerging Market Debt and Transamerica Floating Rate. Shorter-term tactical allocations, including allocations to exchange-traded fund with exposure to master limited partnerships, the energy sector and the healthcare sector, were overall positive contributors to the Fund’s performance.

The Fund benefited from reductions in overall equity exposure over the fiscal year as equities drove the negative returns while fixed income and cash performed relatively better. Some off-benchmark equity allocations, such as Transamerica Energy Infrastructure, significantly outperformed the equity portion of the Fund’s blended benchmark, though Transamerica Emerging Markets Equity relatively underperformed largely due to continued uncertainty surrounding China’s COVID-19 policy and the Russia-Ukraine war. Fixed income investments also overall performed negatively, though the Fund benefited from an increased allocation to short-term bonds and cash.

U.S. growth equity funds contributed negatively to security selection as those funds realized material underperformance versus their respective benchmarks, particularly Transamerica Capital Growth. Conversely, value-oriented funds within U.S. small and mid-cap equities, as well as value-oriented international equities outperformed their respective benchmarks partially offsetting growth underperformance. Fixed income funds overall performed about in line with their respective benchmarks.

The Fund held S&P 500® and 10-Year U.S. Treasury futures during the period, which detracted from return.

Michael Carapucci

Neill Nuttall

Alexandra Wilson – Elizondo

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	39.4%
U.S. Equity Funds	32.1
International Equity Funds	14.7
Repurchase Agreement	8.9
International Fixed Income Fund	3.7
U.S. Mixed Allocation Fund	1.1
International Alternative Fund	0.0 *
Net Other Assets (Liabilities) ^	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.
^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception		Inception Date
Class A (POP)	(23.10)%	0.92%	3.95%		03/01/2002
Class A (NAV)	(18.65)%	2.06%	4.54%		03/01/2002
MSCI World Index (A)	(18.48)%	6.37%	8.94%
Transamerica Asset Allocation - Moderate Portfolio Blended Benchmark (A)(B)(C)	(16.81)%	3.53%	5.59%
Class C (POP)	(19.98)%	1.28%	3.77%		11/11/2002
Class C (NAV)	(19.23)%	1.28%	3.77%		11/11/2002
Class I (NAV)	(18.24)%	2.37%	4.83%		11/30/2009
Class R (NAV)	(18.78)%	1.83%	4.30%		06/15/2006
Class R3 (NAV)	N/A	N/A	(12.49	)%(D)	03/01/2022

(A) The MSCI World Index captures large and mid-cap representation across developed markets countries.

(B) The Transamerica Asset Allocation - Moderate Portfolio Blended Benchmark is composed of the following benchmarks: 50% Bloomberg US Aggregate Bond Index and 50% MSCI World Index.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) Not annualized.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge (1% in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, R and R3 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation and diversification do not assure or guarantee better performance, cannot eliminate the risk of investment losses, and do not protect against an overall declining market. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying funds, including fixed income investing. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. Investments in small-and medium-sized companies present additional risks, such as increased volatility, because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies. Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation – Moderate Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 1.8%
U.S. Equity Funds - 1.8%
Alerian MLP ETF	24,636	$1,032,495
Health Care Select Sector SPDR Fund	11,265	1,495,429
Vanguard S&P 500 ETF	24,395	8,659,005
Vanguard Short-Term Treasury ETF	94,279	5,434,241

Total Exchange-Traded Funds (Cost $16,501,592)		16,621,170

INVESTMENT COMPANIES - 89.2%
International Alternative Fund - 0.0% (A)
Transamerica Global Allocation Liquidating Trust (B) (C) (D) (E)	3,627	9,793

International Equity Funds - 14.7%
Transamerica Emerging Markets Opportunities (C)	1,281,407	8,457,284
Transamerica International Equity (C)	4,676,231	76,129,037
Transamerica International Focus (C)	2,180,156	15,261,092
Transamerica International Small Cap Value (C)	827,835	9,337,983
Transamerica International Stock (C)	2,913,566	25,581,106

		134,766,502

International Fixed Income Fund - 3.7%
Transamerica Inflation Opportunities (C)	3,571,779	33,896,179

U.S. Equity Funds - 30.3%
Transamerica Capital Growth (C)	576,078	3,502,554
Transamerica Large Cap Value (C)	7,912,793	101,916,768
Transamerica Mid Cap Growth (C)	1,610,032	11,286,322
Transamerica Mid Cap Value (C)	1,356,593	13,837,252
Transamerica Mid Cap Value Opportunities (C)	985	10,881
Transamerica Small Cap Growth (C)	740,161	4,596,398
Transamerica Small Cap Value (C)	1,149,837	7,680,909

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Sustainable Equity Income (C)	5,141,296	$ 35,217,874
Transamerica US Growth (C)	4,670,094	99,613,099

		277,662,057

U.S. Fixed Income Funds - 39.4%
Transamerica Bond (C)	6,546,379	51,061,754
Transamerica High Yield Bond (C)	32,511	252,282
Transamerica Intermediate Bond (C)	24,561,047	205,575,966
Transamerica Short-Term Bond (C)	11,040,896	104,446,876

		361,336,878

U.S. Mixed Allocation Fund - 1.1%
Transamerica Energy Infrastructure (C)	1,413,998	9,940,403

Total Investment Companies (Cost $818,055,254)		817,611,812

	Principal	Value
REPURCHASE AGREEMENT - 8.9%
Fixed Income Clearing Corp., 1.10% (F), dated 10/31/2022, to be repurchased at $81,999,045 on 11/01/2022. Collateralized by a U.S. Government Obligation, 0.63%, due 04/15/2023, and with a value of $83,636,569.	$81,996,540	81,996,540

Total Repurchase Agreement (Cost $81,996,540)		81,996,540

Total Investments (Cost $916,553,386)		916,229,522
Net Other Assets (Liabilities) - 0.1%		612,437

Net Assets - 100.0%		$916,841,959

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Notes	411	12/20/2022	$47,410,712	$45,454,031	$—	$(1,956,681)
S&P 500® E-Mini Index	97	12/16/2022	19,735,855	18,832,550	—	(903,305)

Total Futures Contracts					$—	$(2,859,986)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation – Moderate Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$16,621,170	$—	$—	$16,621,170
Investment Companies	817,602,019	—	—	817,602,019
Repurchase Agreement	—	81,996,540	—	81,996,540

Total	$834,223,189	$81,996,540	$—	$916,219,729

Investment Companies Measured at Net Asset Value (E)				9,793

Total Investments				$916,229,522

LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(2,859,986)	$—	$—	$(2,859,986)

Total Other Financial Instruments	$(2,859,986)	$—	$—	$(2,859,986)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing security.
(C)	Affiliated investment in the Class I2 shares of Transamerica Funds, and a liquidating trust of a former Transamerica Fund. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2022	Shares as of October 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$95,422,958	$8,679,185	$(38,200,000)	$(3,963,234)	$(10,877,155)	$51,061,754	6,546,379	$2,217,941	$461,202
Transamerica Capital Growth	78,543,800	27,379,571	(49,000,000)	(9,512,451)	(43,908,366)	3,502,554	576,078	147,577	27,231,994
Transamerica Core Bond	89,630,490	1,777,824	(81,798,434)	(9,734,136)	124,256	—	—	1,385,321	392,503
Transamerica Emerging Markets Debt	45,793,570	1,196,855	(39,637,326)	(5,838,584)	(1,514,515)	—	—	1,196,855	—
Transamerica Emerging Markets Opportunities	40,522,043	2,793,469	(23,400,000)	(1,084,047)	(10,374,181)	8,457,284	1,281,407	2,088,014	705,455
Transamerica Energy Infrastructure	28,895,933	1,805,154	(21,699,999)	4,792,508	(3,853,193)	9,940,403	1,413,998	764,046	—
Transamerica Floating Rate	—	15,179,053	(14,539,228)	(639,825)	—	—	—	179,053	—
Transamerica Global Allocation Liquidating Trust	8,468	—	—	—	1,325	9,793	3,627	—	—
Transamerica High Yield Bond	14,423,533	8,528,313	(20,000,000)	(1,999,081)	(700,483)	252,282	32,511	528,295	—
Transamerica Inflation Opportunities	35,889,529	13,711,715	(9,300,000)	(441,864)	(5,963,201)	33,896,179	3,571,779	1,519,492	192,223
Transamerica Intermediate Bond	95,228,765	168,475,886	(35,000,000)	(1,882,980)	(21,245,705)	205,575,966	24,561,047	2,425,868	1,450,018
Transamerica International Equity	86,925,174	25,083,936	(12,500,000)	129,236	(23,509,309)	76,129,037	4,676,231	3,083,936	—
Transamerica International Focus	70,859,179	8,726,322	(46,675,000)	3,254,126	(20,903,535)	15,261,092	2,180,156	1,865,345	1,860,977
Transamerica International Small Cap Value	13,010,780	478,469	—	—	(4,151,266)	9,337,983	827,835	339,841	138,628

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation – Moderate Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Affiliated Investments	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2022	Shares as of October 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica International Stock	$30,853,030	$11,471,707	$(10,000,000)	$1,349,588	$(8,093,219)	$25,581,106	2,913,566	$934,197	$1,587,510
Transamerica Large Cap Value	115,462,693	32,900,906	(34,000,000)	(874,015)	(11,572,816)	101,916,768	7,912,793	3,234,240	—
Transamerica Mid Cap Growth	9,946,549	12,432,781	(4,800,000)	361,553	(6,654,561)	11,286,322	1,610,032	670,906	1,261,874
Transamerica Mid Cap Value	23,096,559	3,803,660	(8,500,000)	1,847,162	(6,410,129)	13,837,252	1,356,593	296,372	3,507,288
Transamerica Mid Cap Value Opportunities	1,567,496	353,956	(1,600,000)	406,718	(717,289)	10,881	985	139,012	214,944
Transamerica Short-Term Bond	42,343,216	76,860,102	(11,000,001)	(172,605)	(3,583,836)	104,446,876	11,040,896	1,065,225	—
Transamerica Small Cap Growth	14,943,259	2,348,465	(8,700,000)	1,030,561	(5,025,887)	4,596,398	740,161	152,568	695,897
Transamerica Small Cap Value	14,283,786	3,685,939	(6,000,000)	2,558,313	(6,847,129)	7,680,909	1,149,837	2,524,344	1,161,595
Transamerica Sustainable Equity Income	42,083,423	13,161,975	(7,000,000)	(395,089)	(12,632,435)	35,217,874	5,141,296	3,885,031	2,332,708
Transamerica Total Return	202,812,013	11,772,762	(185,968,557)	(24,209,307)	(4,406,911)	—	—	3,772,762	—
Transamerica US Growth	116,501,131	58,285,807	(24,700,000)	(465,291)	(50,008,548)	99,613,099	4,670,094	1,459,017	11,326,789

Total	$1,309,047,377	$510,893,812	$(694,018,545)	$(45,482,744)	$(262,828,088)	$817,611,812	82,207,301	$35,875,258	$54,521,605

(D)	Restricted security. At October 31, 2022, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$37,318	$9,793	0.0	%(A)

(E)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(F)	Rate disclosed reflects the yield at October 31, 2022.
(G)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation Intermediate Horizon

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2022, began with the S&P 500® Index reaching all-time highs, fueled by an accommodative U.S. Federal Reserve (“Fed”), strong corporate earnings growth and the growing sense that the economic impacts of the COVID-19 crisis were continuing to moderate. One impact of both the COVID-19 crisis and Fed policy was inflation, which had been percolating higher throughout 2021. Markets remained unconcerned, dismissing it as transitory.

As the calendar turned to 2022, however, investor sentiment flipped, and rising inflation – of only marginal concern previously – moved to the forefront. Interest rates began to increase rapidly in January 2022 as markets came to the realization that inflation may indeed be stickier than previously thought. Stocks and bonds sold off in unison, impacting growth-oriented and more conservative investors alike. The declines continued throughout the first quarter after Russia invaded Ukraine. The war caused a humanitarian crisis, and further pressured inflation as commodities like energy and wheat, which are heavily sourced from the region, faced uncertain supply and rising prices.

The Fed, which had been widely criticized for being behind the curve on fighting inflation, embarked on a tightening path in March when they raised the Federal Funds Rate by 0.25%. This would be the first of six rate hikes which would bring the policy rate to 3.25% by period end on October 31, 2022, the most rapid rate hiking campaign since 1981, a time when the Fed was battling inflation aggressively and the U.S. economy was in recession.

Equity and fixed income markets continued to trend lower into the end of the period, with bonds, generally, suffering the largest losses in decades. While inflation was showing signs of moderation in areas, it remained higher than the Fed’s comfort level, suggesting the path of policy rates would likely be higher going into the Fund’s next fiscal year.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Asset Allocation Intermediate Horizon (Class R4) returned -18.09%. By comparison, its primary, secondary, and additional benchmarks, the S&P 500® Index, the Bloomberg US Aggregate Bond Index and the Transamerica Asset Allocation Intermediate Horizon Blended Benchmark, returned - 14.61%, - 15.68% and - 14.62%, respectively.

STRATEGY REVIEW

Our asset allocation horizon funds seek to simplify the investment decision and diversification processes by providing investors with pre-determined target asset allocations based on different retirement time horizons. Each asset allocation horizon fund has a unique and well-diversified fixed income and equity allocation.

Transamerica Asset Allocation Intermediate Horizon invests approximately 50% in equity funds and 50% in fixed income funds. The Fund’s portfolio is periodically rebalanced based on how much the underlying holdings drift from the strategic target in an effort to both maintain the target allocations and to redeploy assets incrementally from outperforming holdings into those that have been weaker in an effort to continually buy low and sell high.

Given the decline in both equity and fixed income markets, all underlying holdings, except Transamerica Government Money Market, lost value during the fiscal year. Aside from the money market fund, the Fund’s best-performing holding, was Transamerica Large Value Opportunities which returned -1.20%. The top performing fixed income fund, was Transamerica High Quality Bond which returned -4.88%.

The weakest holding in the period was Transamerica Large Growth which returned -45.20%. In contrast to value stocks which held up relatively well by comparison, growth stocks underperformed by a wide margin in the period as rising interest rates deflated the technology bubble which had seen many stocks bid up to multiples above their pre-COVID-19 market cap.

The weakest underlying fixed income fund was Transamerica Intermediate Bond, which returned -15.74% as interest rates rose aggressively throughout 2022. This fund followed the broad bond market lower as concerns around inflation and the Fed’s aggressive response to it pressured high-quality, longer-duration fixed income.

Christopher A. Staples, CFA

Kane Cotton, CFA

Rufat Garalov, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	49.8%
U.S. Equity Funds	38.4
International Equity Fund	11.6
Money Market Fund	0.2
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation Intermediate Horizon

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R (NAV)	(18.29)%	3.27%	3.78%	05/19/2017
Class R4 (NAV)	(18.09)%	3.53%	5.28%	09/11/2000
S&P 500® Index (A)	(14.61)%	10.44%	12.79%
Bloomberg US Aggregate Bond Index (B)	(15.68)%	(0.54)%	0.74%
Transamerica Asset Allocation Intermediate Horizon Blended Benchmark (B)(C)(D)(E)(F)(G)(H)(I)	(14.62)%	4.43%	6.03%

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica Asset Allocation Intermediate Horizon Blended Benchmark is composed of the following benchmarks: 38% Russell 3000® Index, 24% Bloomberg US Aggregate Bond Index, 12% MSCI World Index ex-US, 10% Bloomberg US Treasury Inflation Protected Securities Index, 8% ICE BofAML 1-3 Year Treasury Bill Index, 6% ICE BofAML High Yield Master II Index and 2% ICE BofAML 3-Month Treasury Bill Index.

(D) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(E) The MSCI World Index ex-US captures large and mid-cap representation across developed markets countries, excluding the U.S.

(F) The Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(G) The ICE BofAML 1-3 Year Treasury Bill Index tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

(H) The ICE BofAML High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

(I) The ICE BofAML 3-Month Treasury Bill Index tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity greater than or equal to three months and less than six months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the fund is subject to the risks associated with the underlying investments including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investment in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

FTSE® and Russell® and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation Intermediate Horizon

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 11.6%
Transamerica International Equity (A)	1,691,250	$27,736,502

Money Market Fund - 0.2%
Transamerica Government Money Market, 2.86% (A) (B)	482,496	482,496

U.S. Equity Funds - 38.4%
Transamerica Large Growth (A)	3,167,280	28,600,535
Transamerica Large Value Opportunities (A)	3,514,353	33,702,645
Transamerica Mid Cap Growth (A)	1,029,362	7,205,536
Transamerica Mid Cap Value Opportunities (A)	663,924	7,382,834
Transamerica Small Cap Growth (A)	1,175,582	7,300,367
Transamerica Small Cap Value (A)	1,171,998	7,852,390

		92,044,307

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 49.8%
Transamerica High Quality Bond (A)	2,165,014	$ 19,961,427
Transamerica High Yield Bond (A)	1,912,967	14,844,623
Transamerica Inflation-Protected Securities (A)	3,049,941	27,998,462
Transamerica Intermediate Bond (A)	6,751,286	56,575,780

		119,380,292

Total Investment Companies (Cost $271,774,643)		239,643,597

Total Investments (Cost $271,774,643)		239,643,597
Net Other Assets (Liabilities) - 0.0)% (C)		(119,189)

Net Assets - 100.0%		$239,524,408

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$239,643,597	$—	$—	$239,643,597

Total Investments	$239,643,597	$—	$—	$239,643,597

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I3 shares of Transamerica Funds. Affiliated interest income, dividend income, realized and unrealized gains (losses), if any, are broken out within the Statements of Operations.
(B)	Rate disclosed reflects the yield at October 31, 2022.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation Long Horizon

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2022, began with the S&P 500® Index reaching all-time highs, fueled by an accommodative U.S. Federal Reserve (“Fed”), strong corporate earnings growth and the growing sense that the economic impacts of the COVID-19 crisis were continuing to moderate. One impact of both the COVID-19 crisis and Fed policy was inflation, which had been percolating higher throughout 2021. Markets remained unconcerned, dismissing it as transitory.

As the calendar turned to 2022, however, investor sentiment flipped, and rising inflation – of only marginal concern previously – moved to the forefront. Interest rates began to increase rapidly in January 2022 as markets came to the realization that inflation may indeed be stickier than previously thought. Stocks and bonds sold off in unison, impacting growth-oriented and more conservative investors alike. The declines continued throughout the first quarter after Russia invaded Ukraine. The war caused a humanitarian crisis, and further pressured inflation as commodities like energy and wheat, which are heavily sourced from the region, faced uncertain supply and rising prices.

The Fed, which had been widely criticized for being behind the curve on fighting inflation, embarked on a tightening path in March when they raised the Federal Funds Rate by 0.25%. This would be the first of six rate hikes which would bring the policy rate to 3.25% by period end on October 31, 2022, the most rapid rate hiking campaign since 1981, a time when the Fed was battling inflation aggressively and the U.S. economy was in recession.

Equity and fixed income markets continued to trend lower into the end of the period, with bonds, generally, suffering the largest losses in decades. While inflation was showing signs of moderation in areas, it remained higher than the Fed’s comfort level, suggesting the path of policy rates would likely be higher going into the Fund’s next fiscal year.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Asset Allocation Long Horizon (Class R4) returned -21.84%. By comparison, its primary and secondary benchmarks, the S&P 500® Index and the Transamerica Asset Allocation Long Horizon Blended Benchmark, returned -14.61% and -17.10%, respectively.

STRATEGY REVIEW

Our asset allocation horizon funds seek to simplify the investment decision and diversification processes by providing investors with pre-determined target asset allocations based on different retirement time horizons. Each asset allocation horizon fund has a unique and well-diversified fixed income and equity allocation.

Transamerica Asset Allocation Long Horizon invests approximately 90% in equity funds and 10% in fixed income funds. The Fund’s portfolio is periodically rebalanced based on how much the underlying holdings drift from the strategic target in an effort to both maintain the target allocations and to redeploy assets incrementally from outperforming holdings into those that have been weaker in an effort to continually buy low and sell high.

Given the decline in both equity and fixed income markets, all underlying holdings except Transamerica Government Money Market, lost value during the fiscal year. Aside from the money market fund, the Fund’s best-performing holding was Transamerica Large Value Opportunities which returned -1.20%. The top performing fixed income fund was Transamerica High Quality Bond which returned -4.88%.

The weakest holding in the period was Transamerica Large Growth which returned -45.20%. In contrast to value stocks which held up relatively well by comparison, growth stocks underperformed by a wide margin in the period as rising interest rates deflated the technology bubble which had seen many stocks bid up to multiples above their pre-COVID-19 market cap.

The weakest underlying fixed income fund was Transamerica Intermediate Bond, which returned -15.74% as interest rates rose aggressively throughout 2022. This fund followed the broad bond market lower as concerns around inflation and the Fed’s aggressive response to it pressured high-quality, longer-duration fixed income.

Christopher A. Staples, CFA

Kane Cotton, CFA

Rufat Garalov, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	67.2%
International Equity Fund	22.8
U.S. Fixed Income Funds	9.7
Money Market Fund	0.3
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation Long Horizon

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R (NAV)	(22.09)%	5.04%	5.90%	05/19/2017
Class R4 (NAV)	(21.84)%	5.33%	8.07%	09/11/2000
S&P 500® Index (A)	(14.61)%	10.44%	12.79%
Transamerica Asset Allocation Long Horizon Blended Benchmark (B)(C)(D)(E)(F)(G)(H)	(17.10)%	6.91%	9.54%

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Asset Allocation Long Horizon Blended Benchmark is composed of the following benchmarks: 66% Russell 3000® Index, 24% MSCI World Index ex-US, 4% Bloomberg US Aggregate Bond Index, 2% Bloomberg US Treasury Inflation Protected Securities Index, 2% ICE BofAML 3-Month Treasury Bill Index and 2% ICE BofAML High Yield Master II Index.

(C) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(D) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(E) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(F) The Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(G) The ICE BofAML 3-Month Treasury Bill Index tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity greater than or equal to three months and less than six months.

(H) The ICE BofAML High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the fund is subject to the risks associated with the underlying investments including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investment in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

FTSE® and Russell® and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation Long Horizon

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 22.8%
Transamerica International Equity (A)	2,007,426	$32,921,787

Money Market Fund - 0.3%
Transamerica Government Money Market, 2.86% (A) (B)	417,375	417,375

U.S. Equity Funds - 67.2%
Transamerica Large Growth (A)	2,980,867	26,917,231
Transamerica Large Value Opportunities (A)	3,579,690	34,329,231
Transamerica Mid Cap Growth (A)	1,201,051	8,407,360
Transamerica Mid Cap Value Opportunities (A)	823,563	9,158,018
Transamerica Small Cap Growth (A)	1,433,351	8,901,110
Transamerica Small Cap Value (A)	1,420,277	9,515,854

		97,228,804

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 9.7%
Transamerica High Quality Bond (A)	76,753	$ 707,662
Transamerica High Yield Bond (A)	386,292	2,997,624
Transamerica Inflation-Protected Securities (A)	506,058	4,645,610
Transamerica Intermediate Bond (A)	682,580	5,720,017

		14,070,913

Total Investment Companies (Cost $164,270,281)		144,638,879

Total Investments (Cost $164,270,281)		144,638,879
Net Other Assets (Liabilities) - (0.0)% (C)		(70,009)

Net Assets - 100.0%		$144,568,870

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$144,638,879	$—	$—	$144,638,879

Total Investments	$144,638,879	$—	$—	$144,638,879

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I3 shares of Transamerica Fund. Affiliated interest income, dividend income, realized and unrealized gains (losses), if any, are broken out within the Statements of Operations.
(B)	Rate disclosed reflects the yield at October 31, 2022.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation Short Horizon

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2022, began with the S&P 500® Index reaching all-time highs, fueled by an accommodative U.S. Federal Reserve (“Fed”), strong corporate earnings growth and the growing sense that the economic impacts of the COVID-19 crisis were continuing to moderate. One impact of both the COVID-19 crisis and Fed policy was inflation, which had been percolating higher throughout 2021. Markets remained unconcerned, dismissing it as transitory.

As the calendar turned to 2022, however, investor sentiment flipped, and rising inflation – of only marginal concern previously – moved to the forefront. Interest rates began to increase rapidly in January 2022 as markets came to the realization that inflation may indeed be stickier than previously thought. Stocks and bonds sold off in unison, impacting growth-oriented and more conservative investors alike. The declines continued throughout the first quarter after Russia invaded Ukraine. The war caused a humanitarian crisis, and further pressured inflation as commodities like energy and wheat, which are heavily sourced from the region, faced uncertain supply and rising prices.

The Fed, which had been widely criticized for being behind the curve on fighting inflation, embarked on a tightening path in March when they raised the Federal Funds Rate by 0.25%. This would be the first of six rate hikes which would bring the policy rate to 3.25% by period end on October 31, 2022, the most rapid rate hiking campaign since 1981, a time when the Fed was battling inflation aggressively and the U.S. economy was in recession.

Equity and fixed income markets continued to trend lower into the end of the period, with bonds, generally, suffering the largest losses in decades. While inflation was showing signs of moderation in areas, it remained higher than the Fed’s comfort level, suggesting the path of policy rates would likely be higher going into the Fund’s next fiscal year.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Asset Allocation Short Horizon (Class R4) returned -13.69%. By comparison, its primary and secondary benchmarks, the Bloomberg US Aggregate Bond Index and the Transamerica Asset Allocation Short Horizon Blended Benchmark, returned -15.68% and -12.55%, respectively.

STRATEGY REVIEW

Our asset allocation horizon funds seek to simplify the investment decision and diversification processes by providing investors with pre-determined target asset allocations based on different retirement time horizons. Each asset allocation horizon fund has a unique and well-diversified fixed income and equity allocation.

Transamerica Asset Allocation Short Horizon invests approximately 10% in equity funds and 90% in fixed income funds. The Fund’s portfolio is periodically rebalanced based on how much the underlying holdings drift from the strategic target in an effort to both maintain the target allocations and to redeploy assets incrementally from outperforming holdings into those that have been weaker in an effort to continually buy low and sell high.

Given the decline in both equity and fixed income markets, all underlying holdings except Transamerica Government Money Market, lost value during the fiscal year. Aside from the money market fund, the Fund’s best-performing holding, was Transamerica Large Value Opportunities which returned -1.20%. The top performing fixed income fund was Transamerica High Quality Bond which returned -4.88%.

The weakest holding in the period was Transamerica Large Growth which returned -45.20%. In contrast to value stocks which held up relatively well by comparison, growth stocks underperformed by a wide margin in the period as rising interest rates deflated the technology bubble which had seen many stocks bid up to multiples above their pre-COVID-19 market cap.

The weakest underlying fixed income fund was Transamerica Intermediate Bond, which returned -15.74% as interest rates rose aggressively throughout 2022. This fund followed the broad bond market lower as concerns around inflation and the Fed’s aggressive response to it pressured high-quality, longer-duration fixed income.

Christopher A. Staples, CFA

Kane Cotton, CFA

Rufat Garalov, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	89.5%
U.S. Equity Funds	8.5
International Equity Fund	1.9
Money Market Fund	0.2
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation Short Horizon

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R (NAV)	(13.92)%	0.56%	0.83%	05/19/2017
Class R4 (NAV)	(13.69)%	0.81%	1.87%	09/11/2000
Bloomberg US Aggregate Bond Index (A)	(15.68)%	(0.54)%	0.74%
Transamerica Asset Allocation Short Horizon Blended Benchmark (A)(B)(C)(D)(E)(F)(G)(H)	(12.55)%	1.33%	2.18%

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Asset Allocation Short Horizon Blended Benchmark is composed of the following benchmarks: 46% Bloomberg US Aggregate Bond Index, 17% ICE BofAML 1-3 Year Treasury Bill Index, 15% Bloomberg US Treasury Inflation Protected Securities Index, 10% ICE BofAML High Yield Master II Index, 8% Russell 3000® Index, 2% MSCI World Index ex-US and 2% ICE BofAML 3-Month Treasury Bill Index.

(C) The ICE BofAML 1-3 Year Treasury Bill Index tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

(D) The Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(E) The ICE BofAML High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

(F) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(G) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(H) The ICE BofAML 3-Month Treasury Bill Index tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity greater than or equal to three months and less than six months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the fund is subject to the risks associated with the underlying investments including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investment in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

FTSE® and Russell® and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2022

Transamerica Asset Allocation Short Horizon

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Equity Fund - 1.9%
Transamerica International Equity (A)	98,129	$1,609,321

Money Market Fund - 0.2%
Transamerica Government Money Market, 2.86% (A) (B)	128,857	128,857

U.S. Equity Funds - 8.5%
Transamerica Large Growth (A)	271,637	2,452,880
Transamerica Large Value Opportunities (A)	296,829	2,846,591
Transamerica Small Cap Growth (A)	135,820	843,442
Transamerica Small Cap Value (A)	130,533	874,570

		7,017,483

U.S. Fixed Income Funds - 89.5%
Transamerica High Quality Bond (A)	1,630,573	15,033,881

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica High Yield Bond (A)	1,108,127	$ 8,599,063
Transamerica Inflation-Protected Securities (A)	1,565,684	14,372,976
Transamerica Intermediate Bond (A)	4,306,028	36,084,512

		74,090,432

Total Investment Companies (Cost $95,157,869)		82,846,093

Total Investments (Cost $95,157,869)		82,846,093
Net Other Assets (Liabilities) - (0.1)%		(42,281)

Net Assets - 100.0%		$82,803,812

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$82,846,093	$—	$—	$82,846,093

Total Investments	$82,846,093	$—	$—	$82,846,093

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I3 shares of Transamerica Funds. Affiliated interest income, dividend income, realized and unrealized gains (losses), if any, are broken out within the Statements of Operations.
(B)	Rate disclosed reflects the yield at October 31, 2022.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2022

	Transamerica Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation – Growth Portfolio	Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica Asset Allocation – Moderate Portfolio
Assets:
Affiliated investments, at value (A)	$456,994,954	$795,333,898	$1,220,973,802	$817,611,812
Unaffiliated investments, at value (B)	6,426,936	14,526,529	32,196,364	16,621,170
Repurchase agreements, at value (C)	40,373,090	47,311,448	148,788,901	81,996,540
Cash collateral pledged at broker for:
Futures contracts	1,097,800	825,000	3,009,600	1,971,200
Receivables and other assets:
Shares of beneficial interest sold	108,911	148,429	158,862	99,407
Dividends from affiliated investments	219,562	—	258,181	340,443
Interest	1,234	1,446	4,546	2,505
Variation margin receivable on futures contracts	—	238,140	—	—
Total assets	505,222,487	858,384,890	1,405,390,256	918,643,077

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	216,843	—	249,818	335,321
Shares of beneficial interest redeemed	443,234	336,451	1,306,794	680,728
Due to custodian	90,288	344,063	126,825	162,425
Investment management fees	43,326	70,783	115,510	77,434
Distribution and service fees	123,243	209,898	341,385	224,019
Transfer agent fees	38,668	91,594	127,236	74,595
Trustees, CCO and deferred compensation fees	5,297	8,465	13,266	8,703
Audit and tax fees	29,648	27,917	32,761	31,107
Custody fees	3,316	4,876	7,910	6,674
Legal fees	8,071	13,542	22,177	14,666
Printing and shareholder reports fees	10,707	27,101	41,138	24,202
Registration fees	835	835	835	835
Other accrued expenses	12,630	16,302	25,988	18,867
Variation margin payable on futures contracts	79,018	—	346,611	141,542
Total liabilities	1,105,124	1,151,827	2,758,254	1,801,118
Net assets	$504,117,363	$857,233,063	$1,402,632,002	$916,841,959

Net assets consist of:
Paid-in capital	$545,723,217	$775,370,444	$1,355,704,928	$922,612,204
Total distributable earnings (accumulated losses)	(41,605,854)	81,862,619	46,927,074	(5,770,245)
Net assets	$504,117,363	$857,233,063	$1,402,632,002	$916,841,959
Net assets by class:
Class A	$460,691,728	$760,821,481	$1,256,097,046	$821,112,861
Class C	29,805,899	64,542,309	94,275,802	59,744,303
Class I	13,009,405	30,933,039	50,808,292	33,413,768
Class R	546,951	750,336	1,235,753	2,500,147
Class R3	63,380	185,898	215,109	70,880
Shares outstanding (unlimited shares, no par value):
Class A	49,985,306	62,939,582	115,877,871	82,013,720
Class C	3,272,916	5,535,919	8,583,111	5,908,302
Class I	1,403,746	2,554,815	4,683,602	3,334,101
Class R	58,551	62,718	114,262	251,027
Class R3	6,862	15,367	19,834	7,074
Net asset value per share: (D)
Class A	$9.22	$12.09	$10.84	$10.01
Class C	9.11	11.66	10.98	10.11
Class I	9.27	12.11	10.85	10.02
Class R	9.34	11.96	10.82	9.96
Class R3	9.24	12.10	10.85	10.02
Maximum offering price per share: (E)
Class A	$9.76	$12.79	$11.47	$10.59

(A) Affiliated investments, at cost	$471,953,890	$765,395,202	$1,188,817,907	$818,055,254
(B) Unaffiliated investments, at cost	$6,713,482	$15,272,539	$31,664,693	$16,501,592
(C) Repurchase agreements, at cost	$40,373,090	$47,311,448	$148,788,901	$81,996,540

(D)

Net asset value per share for Class C, I, R and R3 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(E)

Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2022

	Transamerica Asset Allocation Intermediate Horizon	Transamerica Asset Allocation Long Horizon	Transamerica Asset Allocation Short Horizon
Assets:
Affiliated investments, at value (A)	$239,643,597	$144,638,879	$82,846,093
Receivables and other assets:
Affiliated investments sold	577,706	13,675	2,124
Shares of beneficial interest sold	100	130,330	1,560
Dividends from affiliated investments	73,051	15,125	42,181
Total assets	240,294,454	144,798,009	82,891,958

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	481,864	159,130	45,770
Shares of beneficial interest redeemed	168,993	—	95
Investment management fees	20,029	11,820	7,060
Distribution and service fees	99,124	58,155	35,218
Transfer agent fees	36	34	3
Total liabilities	770,046	229,139	88,146
Net assets	$239,524,408	$144,568,870	$82,803,812

Net assets consist of:
Paid-in capital	$263,452,959	$152,037,456	$95,640,065
Total distributable earnings (accumulated losses)	(23,928,551)	(7,468,586)	(12,836,253)
Net assets	$239,524,408	$144,568,870	$82,803,812
Net assets by class:
Class R	$233,763,833	$139,117,525	$82,353,752
Class R4	5,760,575	5,451,345	450,060
Shares outstanding (unlimited shares, no par value):
Class R	26,347,926	16,170,973	9,446,647
Class R4	649,292	632,531	51,634
Net asset value per share:(B)
Class R	$8.87	$8.60	$8.72
Class R4	8.87	8.62	8.72

(A) Affiliated investments, at cost	$271,774,643	$164,270,281	$95,157,869
(B) Net asset value per share for Class R and R4 shares represents offering price.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF OPERATIONS

For the year ended October 31, 2022

	Transamerica Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation – Growth Portfolio	Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica Asset Allocation – Moderate Portfolio
Investment Income:
Dividend income from affiliated investments	$19,129,146	$38,914,047	$57,799,199	$35,875,258
Dividend income from unaffiliated investments	267,159	441,507	605,809	403,177
Interest income from unaffiliated investments	71,305	59,894	241,810	139,332
Total investment income	19,467,610	39,415,448	58,646,818	36,417,767

Expenses:
Investment management fees	624,194	1,050,667	1,680,813	1,128,668
Distribution and service fees:
Class A	1,359,020	2,227,075	3,673,136	2,418,094
Class C	399,019	861,682	1,244,953	807,787
Class R	3,536	5,851	7,560	13,616
Class R3 (A)	45	134	105	60
Transfer agent fees
Class A	402,130	929,418	1,302,000	776,916
Class C	44,053	140,688	174,512	100,122
Class I	16,690	37,718	64,554	42,808
Class R	542	1,022	1,406	1,862
Class R3 (A)	27	85	66	38
Trustees, CCO and deferred compensation fees	19,407	32,356	53,124	35,142
Audit and tax fees	38,288	39,905	49,383	43,445
Custody fees	7,301	10,955	18,400	15,966
Legal fees	33,837	57,866	94,060	61,828
Printing and shareholder reports fees	44,464	95,810	146,584	90,438
Registration fees	87,530	97,625	104,647	101,498
Other	33,032	43,132	63,558	47,187
Total expenses before waiver and/or reimbursement and recapture	3,113,115	5,631,989	8,678,861	5,685,475
Expenses waived and/or reimbursed:
Class A	(4,896)	(31,825)	(42,949)	(17,500)
Class C	(1,300)	(12,390)	(20,001)	(10,025)
Class I	(14,848)	(33,480)	(57,687)	(38,295)
Class R	—	—	—	(10)
Class R3 (A)	(51)	(126)	(94)	(62)
Recapture of previously waived and/or reimbursed fees:
Class R3 (A)	15	19	14	15
Net expenses	3,092,035	5,554,187	8,558,144	5,619,598

Net investment income (loss)	16,375,575	33,861,261	50,088,674	30,798,169

Net realized gain (loss) on:
Affiliated investments	(39,903,993)	(25,665,397)	(70,878,282)	(45,482,744)
Unaffiliated investments	523,740	1,640,265	3,985,584	2,231,278
Capital gain distributions received from affiliated investment companies	22,105,799	94,338,647	115,950,106	54,521,605
Futures contracts	(1,639,510)	(2,269,044)	(4,099,186)	(3,253,827)
Net realized gain (loss)	(18,913,964)	68,044,471	44,958,222	8,016,312

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(112,713,314)	(363,708,929)	(470,743,381)	(262,828,088)
Unaffiliated investments	(286,546)	(746,010)	531,671	119,578
Futures contracts	(2,037,696)	(1,373,228)	(5,506,542)	(3,497,074)
Net change in unrealized appreciation (depreciation)	(115,037,556)	(365,828,167)	(475,718,252)	(266,205,584)
Net realized and change in unrealized gain (loss)	(133,951,520)	(297,783,696)	(430,760,030)	(258,189,272)
Net increase (decrease) in net assets resulting from operations	$(117,575,945)	$(263,922,435)	$(380,671,356)	$(227,391,103)

(A)	Class R3 commenced operations on March 1, 2022.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2022

	Transamerica Asset Allocation Intermediate Horizon	Transamerica Asset Allocation Long Horizon	Transamerica Asset Allocation Short Horizon
Investment Income:
Dividend income from affiliated investments	$16,908,139	$13,500,020	$3,981,089
Total investment income	16,908,139	13,500,020	3,981,089

Expenses:
Investment management fees	341,744	205,161	120,364
Distribution and service fees:
Class R	1,379,855	824,707	498,992
Class R4	22,038	15,068	1,263
Transfer agent fees
Class R4	660	452	38
Total expenses before waiver and/or reimbursement and recapture	1,744,297	1,045,388	620,657
Expenses waived and/or reimbursed:
Class R	(55,199)	(32,985)	(19,959)
Class R4	(2,420)	(1,661)	(140)
Recapture of previously waived and/or reimbursed fees:
Class R4	2	—	—
Net expenses	1,686,680	1,010,742	600,558

Net investment income (loss)	15,221,459	12,489,278	3,380,531

Net realized gain (loss) on:
Affiliated investments	436,215	(129,971)	(918,927)
Capital gain distributions received from affiliated investment companies	17,781,834	17,764,247	1,921,704
Net realized gain (loss)	18,218,049	17,634,276	1,002,777

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(91,415,090)	(73,649,796)	(19,280,955)
Net realized and change in unrealized gain (loss)	(73,197,041)	(56,015,520)	(18,278,178)
Net increase (decrease) in net assets resulting from operations	$(57,975,582)	$(43,526,242)	$(14,897,647)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

Transamerica Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation – Growth Portfolio
October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
From operations:
Net investment income (loss)	$16,375,575	$16,573,608	$33,861,261	$4,148,610
Net realized gain (loss)	(18,913,964)	34,429,417	68,044,471	56,855,411
Net change in unrealized appreciation (depreciation)	(115,037,556)	47,916,918	(365,828,167)	320,589,009
Net increase (decrease) in net assets resulting from operations	(117,575,945)	98,919,943	(263,922,435)	381,593,030

Dividends and/or distributions to shareholders:
Class A	(46,323,418)	(27,282,301)	(79,442,756)	(37,942,179)
Class C	(3,330,330)	(3,214,529)	(7,658,393)	(5,510,923)
Class I	(1,529,222)	(803,071)	(3,313,529)	(1,664,077)
Class R	(56,032)	(36,500)	(112,935)	(64,697)
Class R3 (A)	(315)	—	—	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(51,239,317)	(31,336,401)	(90,527,613)	(45,181,876)

Capital share transactions:
Proceeds from shares sold:
Class A	29,675,224	28,003,380	29,344,570	33,251,641
Class C	4,821,353	8,376,620	8,086,712	10,171,870
Class I	4,732,457	10,290,360	8,466,120	9,720,988
Class R	69,306	83,011	98,787	132,267
Class R3 (A)	91,517	—	201,685	—
39,389,857	46,753,371	46,197,874	53,276,766
Dividends and/or distributions reinvested:
Class A	44,395,389	26,134,335	76,104,329	36,294,047
Class C	3,318,296	3,176,664	7,651,109	5,473,487
Class I	1,518,736	792,079	3,230,210	1,624,233
Class R	56,032	36,500	112,935	64,697
Class R3 (A)	315	—	—	—
49,288,768	30,139,578	87,098,583	43,456,464
Cost of shares redeemed:
Class A	(106,400,639)	(101,447,480)	(127,771,424)	(144,366,822)
Class C	(9,541,102)	(15,975,852)	(15,892,395)	(28,761,520)
Class I	(8,395,538)	(8,660,466)	(10,571,409)	(13,245,657)
Class R	(292,693)	(163,787)	(520,144)	(794,977)
Class R3 (A)	(24,152)	—	(100)	—
(124,654,124)	(126,247,585)	(154,755,472)	(187,168,976)
Automatic conversions:
Class A	7,898,630	39,699,383	20,725,247	56,710,871
Class C	(7,898,630)	(39,699,383)	(20,725,247)	(56,710,871)
—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(35,975,499)	(49,354,636)	(21,459,015)	(90,435,746)
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	6,390	(B)	—	43,090	(B)	—
Class C	5,650	(B)	—	28,252	(B)	—
Contributions from affiliate, Transamerica Funds Services, Inc.:
Class I	37,897	(C)	—	58,821	(C)	—
49,937	—	130,163	—
Net increase (decrease) in net assets	(204,740,824)	18,228,906	(375,778,900)	245,975,408

Net assets:
Beginning of year	708,858,187	690,629,281	1,233,011,963	987,036,555
End of year	$504,117,363	$708,858,187	$857,233,063	$1,233,011,963

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Asset Allocation – Conservative Portfolio		Transamerica Asset Allocation – Growth Portfolio
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021

Capital share transactions - shares:
Shares issued:
Class A	2,887,896	2,372,424	2,101,335	2,180,679
Class C	456,663	720,081	607,693	680,929
Class I	458,384	863,882	608,904	629,930
Class R	6,423	6,969	7,188	8,616
Class R3 (A)	9,434	—	15,376	—
	3,818,800	3,963,356	3,340,496	3,500,154
Shares reinvested:
Class A	4,000,748	2,258,602	4,925,846	2,527,441
Class C	299,328	278,337	510,414	392,646
Class I	136,930	68,085	210,528	113,345
Class R	4,961	3,120	7,372	4,540
Class R3 (A)	34	—	—	—
	4,442,001	2,608,144	5,654,160	3,037,972
Shares redeemed:
Class A	(10,254,311)	(8,586,874)	(9,212,661)	(9,341,725)
Class C	(927,803)	(1,369,527)	(1,197,921)	(1,940,596)
Class I	(810,997)	(725,810)	(768,036)	(863,886)
Class R	(27,443)	(13,714)	(42,833)	(53,114)
Class R3 (A)	(2,606)	—	(9)	—
	(12,023,160)	(10,695,925)	(11,221,460)	(12,199,321)
Automatic conversions:
Class A	765,462	3,391,562	1,485,323	3,690,908
Class C	(775,034)	(3,434,031)	(1,535,295)	(3,810,574)
	(9,572)	(42,469)	(49,972)	(119,666)
Net increase (decrease) in shares outstanding:
Class A	(2,600,205)	(564,286)	(700,157)	(942,697)
Class C	(946,846)	(3,805,140)	(1,615,109)	(4,677,595)
Class I	(215,683)	206,157	51,396	(120,611)
Class R	(16,059)	(3,625)	(28,273)	(39,958)
Class R3 (A)	6,862	—	15,367	—
	(3,771,931)	(4,166,894)	(2,276,776)	(5,780,861)

(A)	Class R3 commenced operations on March 1, 2022.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica Asset Allocation – Moderate Portfolio
October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
From operations:
Net investment income (loss)	$50,088,674	$22,637,004	$30,798,169	$23,005,376
Net realized gain (loss)	44,958,222	101,056,032	8,016,312	64,912,995
Net change in unrealized appreciation (depreciation)	(475,718,252)	362,664,889	(266,205,584)	157,794,534
Net increase (decrease) in net assets resulting from operations	(380,671,356)	486,357,925	(227,391,103)	245,712,905

Dividends and/or distributions to shareholders:
Class A	(131,632,811)	(63,583,627)	(84,090,590)	(43,748,920)
Class C	(10,372,050)	(8,139,383)	(6,449,318)	(5,601,955)
Class I	(5,865,825)	(2,769,986)	(3,734,520)	(1,934,475)
Class R	(130,442)	(72,175)	(220,092)	(99,327)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(148,001,128)	(74,565,171)	(94,494,520)	(51,384,677)

Capital share transactions:
Proceeds from shares sold:
Class A	38,328,795	52,058,931	27,556,162	43,476,907
Class C	9,668,330	13,796,313	5,749,500	10,688,978
Class I	11,345,091	14,084,660	9,544,917	10,148,813
Class R	59,999	123,695	312,030	586,746
Class R3 (A)	235,460	—	93,442	—
59,637,675	80,063,599	43,256,051	64,901,444
Dividends and/or distributions reinvested:
Class A	125,164,998	60,359,068	79,924,564	41,566,141
Class C	10,346,308	8,111,693	6,441,654	5,570,294
Class I	5,766,147	2,717,510	3,618,322	1,876,430
Class R	129,109	71,574	215,615	97,208
141,406,562	71,259,845	90,200,155	49,110,073
Cost of shares redeemed:
Class A	(226,988,272)	(235,890,542)	(190,744,082)	(165,581,050)
Class C	(21,109,268)	(42,174,528)	(15,451,810)	(28,262,092)
Class I	(19,962,373)	(16,479,905)	(14,754,827)	(14,067,490)
Class R	(249,866)	(815,984)	(224,644)	(1,164,377)
Class R3 (A)	(18,655)	—	(18,153)	—
(268,328,434)	(295,360,959)	(221,193,516)	(209,075,009)
Automatic conversions:
Class A	30,643,692	110,183,373	17,917,106	83,877,387
Class C	(30,643,692)	(110,183,373)	(17,917,106)	(83,877,387)
—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(67,284,197)	(144,037,515)	(87,737,310)	(95,063,492)
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	59,218	(B)	—	26,215	(B)	—
Class C	55,313	(B)	—	24,379	(B)	—
Class R	—	—	271	(B)	—
Contributions from affiliate, Transamerica Funds Services, Inc.:
Class I	115,064	(C)	—	80,228	(C)	—
229,595	—	131,093	—
Net increase (decrease) in net assets	(595,727,086)	267,755,239	(409,491,840)	99,264,736

Net assets:
Beginning of year	1,998,359,088	1,730,603,849	1,326,333,799	1,227,069,063
End of year	$1,402,632,002	$1,998,359,088	$916,841,959	$1,326,333,799

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Asset Allocation – Moderate Growth Portfolio		Transamerica Asset Allocation – Moderate Portfolio
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021

Capital share transactions - shares:
Shares issued:
Class A	3,100,607	3,816,885	2,401,450	3,428,398
Class C	783,893	992,147	496,750	834,762
Class I	913,499	1,018,361	838,675	795,816
Class R	4,883	9,083	28,343	46,436
Class R3 (A)	21,499	—	8,877	—
	4,824,381	5,836,476	3,774,095	5,105,412
Shares reinvested:
Class A	9,285,237	4,604,048	6,529,785	3,390,387
Class C	753,006	609,444	517,818	448,855
Class I	430,684	207,761	297,381	153,303
Class R	9,578	5,464	17,673	7,948
	10,478,505	5,426,717	7,362,657	4,000,493
Shares redeemed:
Class A	(18,342,002)	(17,056,512)	(16,526,031)	(12,994,692)
Class C	(1,695,838)	(3,029,066)	(1,367,532)	(2,207,509)
Class I	(1,650,217)	(1,195,538)	(1,336,950)	(1,103,635)
Class R	(21,528)	(60,387)	(20,838)	(93,921)
Class R3 (A)	(1,665)	—	(1,803)	—
	(21,711,250)	(21,341,503)	(19,253,154)	(16,399,757)
Automatic conversions:
Class A	2,484,021	8,040,237	1,598,199	6,648,908
Class C	(2,446,651)	(7,937,046)	(1,579,306)	(6,583,023)
	37,370	103,191	18,893	65,885
Net increase (decrease) in shares outstanding:
Class A	(3,472,137)	(595,342)	(5,996,597)	473,001
Class C	(2,605,590)	(9,364,521)	(1,932,270)	(7,506,915)
Class I	(306,034)	30,584	(200,894)	(154,516)
Class R	(7,067)	(45,840)	25,178	(39,537)
Class R3 (A)	19,834	—	7,074	—
	(6,370,994)	(9,975,119)	(8,097,509)	(7,227,967)

(A)	Class R3 commenced operations on March 1, 2022.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Asset Allocation Intermediate Horizon		Transamerica Asset Allocation Long Horizon		Transamerica Asset Allocation Short Horizon
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
From operations:
Net investment income (loss)	$15,221,459	$8,083,751	$12,489,278	$4,111,002	$3,380,531	$3,183,467
Net realized gain (loss)	18,218,049	15,729,036	17,634,276	11,567,220	1,002,777	2,974,110
Net change in unrealized appreciation (depreciation)	(91,415,090)	42,138,942	(73,649,796)	46,307,157	(19,280,955)	1,102,487
Net increase (decrease) in net assets resulting from operations	(57,975,582)	65,951,729	(43,526,242)	61,985,379	(14,897,647)	7,260,064

Dividends and/or distributions to shareholders:
Class R	(29,375,653)	(26,274,907)	(22,935,755)	(19,751,990)	(6,198,137)	(4,805,262)
Class R4	(965,924)	(816,146)	(813,408)	(643,392)	(32,517)	(23,638)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(30,341,577)	(27,091,053)	(23,749,163)	(20,395,382)	(6,230,654)	(4,828,900)

Capital share transactions:
Proceeds from shares sold:
Class R	683,547	1,802,547	989,191	2,528,423	1,601,328	1,496,352
Class R4	351,883	499,833	162,109	121,101	532	2,068
	1,035,430	2,302,380	1,151,300	2,649,524	1,601,860	1,498,420
Dividends and/or distributions reinvested:
Class R	29,375,653	26,274,907	22,935,755	19,751,990	6,198,137	4,805,262
Class R4	965,924	816,146	813,408	643,392	32,517	23,638
	30,341,577	27,091,053	23,749,163	20,395,382	6,230,654	4,828,900
Cost of shares redeemed:
Class R	(38,645,156)	(38,175,447)	(21,705,153)	(24,875,753)	(19,397,338)	(16,140,381)
Class R4	(3,171,633)	(923,442)	(108,652)	(282,284)	(41,571)	(23,863)
	(41,816,789)	(39,098,889)	(21,813,805)	(25,158,037)	(19,438,909)	(16,164,244)
Net increase (decrease) in net assets resulting from capital share transactions	(10,439,782)	(9,705,456)	3,086,658	(2,113,131)	(11,606,395)	(9,836,924)
Net increase (decrease) in net assets	(98,756,941)	29,155,220	(64,188,747)	39,476,866	(32,734,696)	(7,405,760)

Net assets:
Beginning of year	338,281,349	309,126,129	208,757,617	169,280,751	115,538,508	122,944,268
End of year	$239,524,408	$338,281,349	$144,568,870	$208,757,617	$82,803,812	$115,538,508

Capital share transactions - shares:
Shares issued:
Class R	66,281	157,246	101,410	219,672	159,904	139,461
Class R4	34,796	43,178	17,200	10,531	56	194
	101,077	200,424	118,610	230,203	159,960	139,655
Shares reinvested:
Class R	2,726,199	2,380,482	2,088,470	1,833,137	621,867	451,134
Class R4	89,663	73,903	74,203	59,551	3,276	2,219
	2,815,862	2,454,385	2,162,673	1,892,688	625,143	453,353
Shares redeemed:
Class R	(3,839,719)	(3,317,556)	(2,181,367)	(2,117,760)	(2,027,970)	(1,508,636)
Class R4	(339,891)	(78,496)	(11,250)	(24,371)	(4,246)	(2,231)
	(4,179,610)	(3,396,052)	(2,192,617)	(2,142,131)	(2,032,216)	(1,510,867)
Net increase (decrease) in shares outstanding:
Class R	(1,047,239)	(779,828)	8,513	(64,951)	(1,246,199)	(918,041)
Class R4	(215,432)	38,585	80,153	45,711	(914)	182
	(1,262,671)	(741,243)	88,666	(19,240)	(1,247,113)	(917,859)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class A
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$12.13		$11.04	$10.76	$10.67	$11.59

Investment operations:
Net investment income (loss) (A)	0.29		0.27	0.19	0.19	0.25
Net realized and unrealized gain (loss)	(2.30)		1.33	0.47	0.65	(0.43)
Total investment operations	(2.01)		1.60	0.66	0.84	(0.18)
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.29)		(0.27)	(0.19)	(0.18)	(0.25)
Net realized gains	(0.61)		(0.24)	(0.19)	(0.57)	(0.49)
Total dividends and/or distributions to shareholders	(0.90)		(0.51)	(0.38)	(0.75)	(0.74)

Net asset value, end of year	$9.22		$12.13	$11.04	$10.76	$10.67
Total return (D)	(17.75	)%(C)	14.80%	6.32%	8.64%	(1.77)%

Ratio and supplemental data:
Net assets end of year (000’s)	$460,692		$637,631	$586,536	$610,131	$661,621
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.47%		0.45%	0.48%	0.49%	0.47%
Including waiver and/or reimbursement and recapture	0.47	%(F)	0.45%	0.48%	0.49%	0.47%
Net investment income (loss) to average net assets	2.76%		2.32%	1.78%	1.81%	2.21%
Portfolio turnover rate	51%		6%	28%	4%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class C
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$11.99		$10.91	$10.68	$10.59	$11.49

Investment operations:
Net investment income (loss) (A)	0.21		0.23	0.12	0.11	0.16
Net realized and unrealized gain (loss)	(2.27)		1.27	0.44	0.65	(0.42)
Total investment operations	(2.06)		1.50	0.56	0.76	(0.26)
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.21)		(0.18)	(0.14)	(0.10)	(0.15)
Net realized gains	(0.61)		(0.24)	(0.19)	(0.57)	(0.49)
Total dividends and/or distributions to shareholders	(0.82)		(0.42)	(0.33)	(0.67)	(0.64)

Net asset value, end of year	$9.11		$11.99	$10.91	$10.68	$10.59
Total return (D)	(18.38	)%(C)	13.98%	5.37%	7.82%	(2.46)%

Ratio and supplemental data:
Net assets end of year (000’s)	$29,806		$50,580	$87,565	$126,367	$185,581
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.26%		1.23%	1.25%	1.26%	1.23%
Including waiver and/or reimbursement and recapture	1.26	%(F)	1.23%	1.25%	1.26%	1.23%
Net investment income (loss) to average net assets	2.07%		1.96%	1.12%	1.07%	1.48%
Portfolio turnover rate	51%		6%	28%	4%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class I
	October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019	October 31, 2018
Net asset value, beginning of year	$12.18		$11.08		$10.80		$10.70	$11.62

Investment operations:
Net investment income (loss) (A)	0.33		0.30		0.22		0.21	0.28
Net realized and unrealized gain (loss)	(2.32)		1.34		0.46		0.67	(0.44)
Total investment operations	(1.99)		1.64		0.68		0.88	(0.16)
Contributions from affiliate	0.03	(B)	—		—		—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.34)		(0.30)		(0.21)		(0.21)	(0.27)
Net realized gains	(0.61)		(0.24)		(0.19)		(0.57)	(0.49)
Total dividends and/or distributions to shareholders	(0.95)		(0.54)		(0.40)		(0.78)	(0.76)

Net asset value, end of year	$9.27		$12.18		$11.08		$10.80	$10.70
Total return	(17.25	)%(B)	15.07%		6.48%		8.95%	(1.56)%

Ratio and supplemental data:
Net assets end of year (000’s)	$13,009		$19,731		$15,655		$16,423	$19,845
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.25%		0.24%		0.26%		0.27%	0.26%
Including waiver and/or reimbursement and recapture	0.16	%(D)(E)	0.15	%(E)	0.24	%(E)	0.27%	0.26%
Net investment income (loss) to average net assets	3.17%		2.55%		2.04%		1.98%	2.51%
Portfolio turnover rate	51%		6%		28%		4%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.29%.
(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	TAM has contractually agreed to reimburse 0.095% of the transfer agency fees through March 1, 2023. These amounts are not subject to recapture by TAM.
(E)	TAM contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class R
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$12.27	$11.16	$10.89	$10.78	$11.70

Investment operations:
Net investment income (loss) (A)	0.28	0.25	0.15	0.15	0.20
Net realized and unrealized gain (loss)	(2.34)	1.34	0.48	0.67	(0.42)
Total investment operations	(2.06)	1.59	0.63	0.82	(0.22)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.24)	(0.17)	(0.14)	(0.21)
Net realized gains	(0.61)	(0.24)	(0.19)	(0.57)	(0.49)
Total dividends and/or distributions to shareholders	(0.87)	(0.48)	(0.36)	(0.71)	(0.70)

Net asset value, end of year	$9.34	$12.27	$11.16	$10.89	$10.78
Total return	(17.97)%	14.50%	5.90%	8.28%	(2.10)%

Ratio and supplemental data:
Net assets end of year (000’s)	$547	$916	$873	$855	$1,347
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.72%	0.71%	0.76%	0.86%	0.83%
Including waiver and/or reimbursement and recapture	0.72%	0.71%	0.76%	0.86%	0.83%
Net investment income (loss) to average net assets	2.67%	2.09%	1.42%	1.41%	1.82%
Portfolio turnover rate	51%	6%	28%	4%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class R3
	October 31, 2022 (A)
Net asset value, beginning of period	$10.66

Investment operations:
Net investment income (loss) (B)	0.11
Net realized and unrealized gain (loss)	(1.45)
Total investment operations	(1.34)
Contributions from affiliate	—

Dividends and/or distributions to shareholders:
Net investment income	(0.08)

Net asset value, end of period	$9.24
Total return	(12.57	)%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$63
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.55	%(E)
Including waiver and/or reimbursement and recapture	0.35	%(E)
Net investment income (loss) to average net assets	1.78	%(E)
Portfolio turnover rate	51%

(A)	Commenced operations on March 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class A
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$16.86		$12.53	$13.01	$14.38	$16.35

Investment operations:
Net investment income (loss) (A)	0.46		0.06	0.17	0.11	0.26
Net realized and unrealized gain (loss)	(3.95)		4.86	0.48	0.67	(0.56)
Total investment operations	(3.49)		4.92	0.65	0.78	(0.30)
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.47)		(0.10)	(0.21)	(0.19)	(0.32)
Net realized gains	(0.81)		(0.49)	(0.92)	(1.96)	(1.35)
Total dividends and/or distributions to shareholders	(1.28)		(0.59)	(1.13)	(2.15)	(1.67)

Net asset value, end of year	$12.09		$16.86	$12.53	$13.01	$14.38
Total return (D)	(22.39	)%(C)	40.12%	5.01%	7.89%	(2.33)%

Ratio and supplemental data:
Net assets end of year (000’s)	$760,822		$1,072,922	$809,244	$887,342	$922,131
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.50%		0.48%	0.53%	0.54%	0.51%
Including waiver and/or reimbursement and recapture	0.49%		0.48%	0.53%	0.54%	0.51%
Net investment income (loss) to average net assets	3.37%		0.41%	1.40%	0.90%	1.65%
Portfolio turnover rate	24%		8%	26%	1%	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class C
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$16.27		$12.11	$12.59	$13.88	$15.82

Investment operations:
Net investment income (loss) (A)	0.39		(0.03)	0.09	0.03	0.15
Net realized and unrealized gain (loss)	(3.89)		4.68	0.44	0.64	(0.55)
Total investment operations	(3.50)		4.65	0.53	0.67	(0.40)
Contributions from affiliate	0.01	(B)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.31)		—	(0.09)	—	(0.19)
Net realized gains	(0.81)		(0.49)	(0.92)	(1.96)	(1.35)
Total dividends and/or distributions to shareholders	(1.12)		(0.49)	(1.01)	(1.96)	(1.54)

Net asset value, end of year	$11.66		$16.27	$12.11	$12.59	$13.88
Total return (C)	(23.00	)%(B)	39.09%	4.13%	7.10%	(3.03)%

Ratio and supplemental data:
Net assets end of year (000’s)	$64,542		$116,319	$143,282	$205,681	$309,195
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.30%		1.26%	1.31%	1.31%	1.26%
Including waiver and/or reimbursement and recapture	1.29%		1.26%	1.31%	1.31%	1.26%
Net investment income (loss) to average net assets	2.89%		(0.23)%	0.74%	0.25%	1.02%
Portfolio turnover rate	24%		8%	26%	1%	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.07%.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class I
	October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019	October 31, 2018
Net asset value, beginning of year	$16.88		$12.53		$13.01		$14.38	$16.36

Investment operations:
Net investment income (loss) (A)	0.50		0.12		0.22		0.16	0.30
Net realized and unrealized gain (loss)	(3.95)		4.86		0.47		0.65	(0.57)
Total investment operations	(3.45)		4.98		0.69		0.81	(0.27)
Contributions from affiliate	0.02	(B)	—		—		—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.53)		(0.14)		(0.25)		(0.22)	(0.36)
Net realized gains	(0.81)		(0.49)		(0.92)		(1.96)	(1.35)
Total dividends and/or distributions to shareholders	(1.34)		(0.63)		(1.17)		(2.18)	(1.71)

Net asset value, end of year	$12.11		$16.88		$12.53		$13.01	$14.38
Total return	(22.01	)%(B)	40.62%		5.31%		8.19%	(2.11)%

Ratio and supplemental data:
Net assets end of year (000’s)	$30,933		$42,252		$32,886		$43,396	$51,209
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.25%		0.24%		0.26%		0.27%	0.26%
Including waiver and/or reimbursement and recapture	0.15	%(D)(E)	0.15	%(E)	0.25 1.26	%(E) %	0.27%	0.26%
Net investment income (loss) to average net assets	3.65%		0.77%		1.81%		1.25%	1.95%
Portfolio turnover rate	24%		8%		26%		1%	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.14%.
(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	TAM has contractually agreed to reimburse 0.095% of the transfer agency fees through March 1, 2023. These amounts are not subject to recapture by TAM.
(E)	TAM contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class R
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$16.70	$12.41	$12.89	$14.22	$16.20

Investment operations:
Net investment income (loss) (A)	0.47	0.04	0.14	0.08	0.22
Net realized and unrealized gain (loss)	(3.98)	4.81	0.47	0.67	(0.57)
Total investment operations	(3.51)	4.85	0.61	0.75	(0.35)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.07)	(0.17)	(0.12)	(0.28)
Net realized gains	(0.81)	(0.49)	(0.92)	(1.96)	(1.35)
Total dividends and/or distributions to shareholders	(1.23)	(0.56)	(1.09)	(2.08)	(1.63)

Net asset value, end of year	$11.96	$16.70	$12.41	$12.89	$14.22
Total return	(22.64)%	39.84%	4.72%	7.71%	(2.67)%

Ratio and supplemental data:
Net assets end of year (000’s)	$750	$1,519	$1,625	$1,940	$2,193
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.73%	0.72%	0.76%	0.80%	0.79%
Including waiver and/or reimbursement and recapture	0.73%	0.72%	0.76%	0.80%	0.79%
Net investment income (loss) to average net assets	3.43%	0.26%	1.17%	0.61%	1.41%
Portfolio turnover rate	24%	8%	26%	1%	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class R3
	October 31, 2022 (A)
Net asset value, beginning of period	$13.86

Investment operations:
Net investment income (loss) (B)	0.02
Net realized and unrealized gain (loss)	(1.78)
Total investment operations	(1.76)
Contributions from affiliate	—

Net asset value, end of period	$12.10
Total return	(12.70	)%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$186
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.55	%(E)
Including waiver and/or reimbursement and recapture	0.35	%(E)
Net investment income (loss) to average net assets	0.24	%(E)
Portfolio turnover rate	24%

(A)	Commenced operations on March 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class A
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$14.72		$11.87	$12.05	$12.81	$14.38

Investment operations:
Net investment income (loss) (A)	0.37		0.17	0.18	0.16	0.27
Net realized and unrealized gain (loss)	(3.12)		3.21	0.50	0.69	(0.50)
Total investment operations	(2.75)		3.38	0.68	0.85	(0.23)
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.38)		(0.15)	(0.23)	(0.21)	(0.30)
Net realized gains	(0.75)		(0.38)	(0.63)	(1.40)	(1.04)
Total dividends and/or distributions to shareholders	(1.13)		(0.53)	(0.86)	(1.61)	(1.34)

Net asset value, end of year	$10.84		$14.72	$11.87	$12.05	$12.81
Total return (D)	(20.18	)%(C)	29.05%	5.75%	8.37%	(2.02)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,256,097		$1,756,950	$1,423,975	$1,531,349	$1,589,016
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.47%		0.46%	0.50%	0.51%	0.49%
Including waiver and/or reimbursement and recapture	0.47	%(F)	0.46%	0.50%	0.51%	0.49%
Net investment income (loss) to average net assets	3.05%		1.19%	1.59%	1.36%	1.98%
Portfolio turnover rate	35%		8%	28%	3%	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class C
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018
Net asset value, beginning of year	$14.85		$11.96	$12.10	$12.72		$14.28

Investment operations:
Net investment income (loss) (A)	0.31		0.09	0.11	0.08		0.18
Net realized and unrealized gain (loss)	(3.22)		3.21	0.48	0.70		(0.52)
Total investment operations	(2.91)		3.30	0.59	0.78		(0.34)
Contributions from affiliate	0.01	(B)	—	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.22)		(0.03)	(0.10)	(0.00	)(C)	(0.18)
Net realized gains	(0.75)		(0.38)	(0.63)	(1.40)		(1.04)
Total dividends and/or distributions to shareholders	(0.97)		(0.41)	(0.73)	(1.40)		(1.22)

Net asset value, end of year	$10.98		$14.85	$11.96	$12.10		$12.72
Total return (D)	(20.81	)%(B)	28.03%	4.97%	7.60%		(2.82)%

Ratio and supplemental data:
Net assets end of year (000’s)	$94,276		$166,140	$245,806	$354,235		$547,237
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.27%		1.24%	1.27%	1.28%		1.24%
Including waiver and/or reimbursement and recapture	1.26%		1.24%	1.27%	1.28%		1.24%
Net investment income (loss) to average net assets	2.47%		0.66%	0.93%	0.68%		1.33%
Portfolio turnover rate	35%		8%	28%	3%		32%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.04%.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class I
	October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019	October 31, 2018
Net asset value, beginning of year	$14.73		$11.87		$12.04		$12.80	$14.38

Investment operations:
Net investment income (loss) (A)	0.42		0.21		0.22		0.19	0.30
Net realized and unrealized gain (loss)	(3.14)		3.21		0.50		0.68	(0.51)
Total investment operations	(2.72)		3.42		0.72		0.87	(0.21)
Contributions from affiliate	0.02	(B)	—		—		—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.43)		(0.18)		(0.26)		(0.23)	(0.33)
Net realized gains	(0.75)		(0.38)		(0.63)		(1.40)	(1.04)
Total dividends and/or distributions to shareholders	(1.18)		(0.56)		(0.89)		(1.63)	(1.37)

Net asset value, end of year	$10.85		$14.73		$11.87		$12.04	$12.80
Total return	(19.78	)%(B)	29.42%		6.12%		8.64%	(1.84)%

Ratio and supplemental data:
Net assets end of year (000’s)	$50,808		$73,488		$58,844		$72,827	$81,772
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.24%		0.23%		0.25%		0.26%	0.25%
Including waiver and/or reimbursement and recapture	0.14	%(D)(E)	0.14	%(E)	0.24	%(E)	0.26%	0.25%
Net investment income (loss) to average net assets	3.40%		1.52%		1.92%		1.65%	2.24%
Portfolio turnover rate	35%		8%		28%		3%	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.16%.
(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	TAM has contractually agreed to reimburse 0.095% of the transfer agency fees through March 1, 2023. These amounts are not subject to recapture by TAM.
(E)	TAM contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class R
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$14.68	$11.84	$11.99	$12.73	$14.30

Investment operations:
Net investment income (loss) (A)	0.34	0.14	0.14	0.13	0.24
Net realized and unrealized gain (loss)	(3.12)	3.19	0.51	0.68	(0.52)
Total investment operations	(2.78)	3.33	0.65	0.81	(0.28)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.11)	(0.17)	(0.15)	(0.25)
Net realized gains	(0.75)	(0.38)	(0.63)	(1.40)	(1.04)
Total dividends and/or distributions to shareholders	(1.08)	(0.49)	(0.80)	(1.55)	(1.29)

Net asset value, end of year	$10.82	$14.68	$11.84	$11.99	$12.73
Total return	(20.34)%	28.63%	5.51%	8.08%	(2.33)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,236	$1,781	$1,979	$2,082	$3,268
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.73%	0.73%	0.77%	0.78%	0.76%
Including waiver and/or reimbursement and recapture	0.73%	0.73%	0.77%	0.78%	0.76%
Net investment income (loss) to average net assets	2.78%	1.00%	1.26%	1.12%	1.74%
Portfolio turnover rate	35%	8%	28%	3%	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class R3
	October 31, 2022 (A)
Net asset value, beginning of period	$12.38

Investment operations:
Net investment income (loss) (B)	0.07
Net realized and unrealized gain (loss)	(1.60)
Total investment operations	(1.53)
Contributions from affiliate	—

Net asset value, end of period	$10.85
Total return	(12.36	)%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$215
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.54	%(E)
Including waiver and/or reimbursement and recapture	0.35	%(E)
Net investment income (loss) to average net assets	0.93	%(E)
Portfolio turnover rate	35%

(A)	Commenced operations on March 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class A
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$13.31		$11.48	$11.46	$11.64	$12.80

Investment operations:
Net investment income (loss) (A)	0.32		0.22	0.19	0.18	0.26
Net realized and unrealized gain (loss)	(2.62)		2.11	0.47	0.69	(0.47)
Total investment operations	(2.30)		2.33	0.66	0.87	(0.21)
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.32)		(0.20)	(0.25)	(0.23)	(0.27)
Net realized gains	(0.68)		(0.30)	(0.39)	(0.82)	(0.68)
Total dividends and/or distributions to shareholders	(1.00)		(0.50)	(0.64)	(1.05)	(0.95)

Net asset value, end of year	$10.01		$13.31	$11.48	$11.46	$11.64
Total return (D)	(18.65	)%(C)	20.68%	5.93%	8.51%	(1.89)%

Ratio and supplemental data:
Net assets end of year (000’s)	$821,113		$1,171,334	$1,004,834	$1,066,485	$1,124,731
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.47%		0.44%	0.49%	0.49%	0.48%
Including waiver and/or reimbursement and recapture	0.47	%(F)	0.44%	0.49%	0.49%	0.48%
Net investment income (loss) to average net assets	2.86%		1.76%	1.72%	1.64%	2.12%
Portfolio turnover rate	43%		8%	24%	4%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class C
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$13.38		$11.52	$11.47	$11.55	$12.70

Investment operations:
Net investment income (loss) (A)	0.25		0.17	0.12	0.10	0.17
Net realized and unrealized gain (loss)	(2.66)		2.07	0.45	0.70	(0.48)
Total investment operations	(2.41)		2.24	0.57	0.80	(0.31)
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.18)		(0.08)	(0.13)	(0.06)	(0.16)
Net realized gains	(0.68)		(0.30)	(0.39)	(0.82)	(0.68)
Total dividends and/or distributions to shareholders	(0.86)		(0.38)	(0.52)	(0.88)	(0.84)

Net asset value, end of year	$10.11		$13.38	$11.52	$11.47	$11.55
Total return (D)	(19.23	)%(C)	19.75%	5.06%	7.77%	(2.68)%

Ratio and supplemental data:
Net assets end of year (000’s)	$59,744		$104,930	$176,866	$266,489	$415,277
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.26%		1.23%	1.27%	1.26%	1.23%
Including waiver and/or reimbursement and recapture	1.25%		1.23%	1.27%	1.26%	1.23%
Net investment income (loss) to average net assets	2.20%		1.30%	1.07%	0.93%	1.43%
Portfolio turnover rate	43%		8%	24%	4%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class I
	October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019	October 31, 2018
Net asset value, beginning of year	$13.32		$11.48		$11.46		$11.63	$12.80

Investment operations:
Net investment income (loss) (A)	0.35		0.27		0.22		0.20	0.29
Net realized and unrealized gain (loss)	(2.61)		2.10		0.47		0.70	(0.48)
Total investment operations	(2.26)		2.37		0.69		0.90	(0.19)
Contributions from affiliate	0.02	(B)	—		—		—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.38)		(0.23)		(0.28)		(0.25)	(0.30)
Net realized gains	(0.68)		(0.30)		(0.39)		(0.82)	(0.68)
Total dividends and/or distributions to shareholders	(1.06)		(0.53)		(0.67)		(1.07)	(0.98)

Net asset value, end of year	$10.02		$13.32		$11.48		$11.46	$11.63
Total return	(18.24	)%(B)	21.03%		6.19%		8.86%	(1.73)%

Ratio and supplemental data:
Net assets end of year (000’s)	$33,414		$47,079		$42,338		$49,587	$48,287
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.24%		0.22%		0.26%		0.26%	0.26%
Including waiver and/or reimbursement and recapture	0.15	%(D)(E)	0.13	%(E)	0.25	%(E)	0.26%	0.26%
Net investment income (loss) to average net assets	3.15%		2.09%		2.00%		1.84%	2.40%
Portfolio turnover rate	43%		8%		24%		4%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.15%.
(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	TAM has contractually agreed to reimburse 0.095% of the transfer agency fees through March 1, 2023. These amounts are not subject to recapture by TAM.
(E)	TAM contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class R
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$13.24		$11.42	$11.39	$11.57	$12.72

Investment operations:
Net investment income (loss) (A)	0.28		0.17	0.16	0.17	0.22
Net realized and unrealized gain (loss)	(2.59)		2.11	0.47	0.66	(0.46)
Total investment operations	(2.31)		2.28	0.63	0.83	(0.24)
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.29)		(0.16)	(0.21)	(0.19)	(0.23)
Net realized gains	(0.68)		(0.30)	(0.39)	(0.82)	(0.68)
Total dividends and/or distributions to shareholders	(0.97)		(0.46)	(0.60)	(1.01)	(0.91)

Net asset value, end of year	$9.96		$13.24	$11.42	$11.39	$11.57
Total return	(18.78	)%(C)	20.34%	5.72%	8.21%	(2.08)%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,500		$2,991	$3,031	$3,058	$4,313
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.71%		0.70%	0.73%	0.74%	0.73%
Including waiver and/or reimbursement and recapture	0.71	%(E)	0.70%	0.73%	0.74%	0.73%
Net investment income (loss) to average net assets	2.53%		1.36%	1.46%	1.54%	1.82%
Portfolio turnover rate	43%		8%	24%	4%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class R3
	October 31, 2022 (A)
Net asset value, beginning of period	$11.45

Investment operations:
Net investment income (loss) (B)	0.09
Net realized and unrealized gain (loss)	(1.52)
Total investment operations	(1.43)
Contributions from affiliate	—

Net asset value, end of period	$10.02
Total return	(12.49	)%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$71
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.55	%(E)
Including waiver and/or reimbursement and recapture	0.35	%(E)
Net investment income (loss) to average net assets	1.33	%(E)
Portfolio turnover rate	43%

(A)	Commenced operations on March 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation Intermediate Horizon
	Class R
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$11.97	$10.66	$10.57	$10.22	$10.38

Investment operations:
Net investment income (loss) (A)	0.53	0.28	0.16	0.24	0.16
Net realized and unrealized gain (loss)	(2.54)	1.98	0.58	0.69	(0.16)
Total investment operations	(2.01)	2.26	0.74	0.93	—

Dividends and/or distributions to shareholders:
Net investment income	(0.54)	(0.28)	(0.16)	(0.24)	(0.16)
Net realized gains	(0.55)	(0.67)	(0.49)	(0.34)	—
Total dividends and/or distributions to shareholders	(1.09)	(0.95)	(0.65)	(0.58)	(0.16)

Net asset value, end of year	$8.87	$11.97	$10.66	$10.57	$10.22
Total return	(18.29)%	22.01%	7.33%	9.85%	(0.07)%

Ratio and supplemental data:
Net assets end of year (000’s)	$233,763	$327,930	$300,319	$332,117	$357,118
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.62%	0.62%	0.62%	0.62%	0.62%
Including waiver and/or reimbursement and recapture	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income (loss) to average net assets	5.34%	2.38%	1.53%	2.35%	1.51%
Portfolio turnover rate	33%	32%	48%	35%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation Intermediate Horizon
	Class R4
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$11.97	$10.66	$10.57	$10.22	$10.38

Investment operations:
Net investment income (loss) (A)	0.56	0.30	0.18	0.26	0.18
Net realized and unrealized gain (loss)	(2.55)	1.99	0.59	0.69	(0.16)
Total investment operations	(1.99)	2.29	0.77	0.95	0.02

Dividends and/or distributions to shareholders:
Net investment income	(0.56)	(0.31)	(0.19)	(0.26)	(0.18)
Net realized gains	(0.55)	(0.67)	(0.49)	(0.34)	—
Total dividends and/or distributions to shareholders	(1.11)	(0.98)	(0.68)	(0.60)	(0.18)

Net asset value, end of year	$8.87	$11.97	$10.66	$10.57	$10.22
Total return	(18.09)%	22.33%	7.61%	10.10%	0.18%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,761	$10,351	$8,807	$9,321	$15,632
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.38%	0.38%	0.38%	0.38%	0.38%
Including waiver and/or reimbursement and recapture	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income (loss) to average net assets	5.59%	2.58%	1.75%	2.60%	1.73%
Portfolio turnover rate	33%	32%	48%	35%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation Long Horizon
	Class R
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$12.49	$10.12	$10.50	$10.64	$10.68

Investment operations:
Net investment income (loss) (A)	0.72	0.23	0.12	0.22	0.10
Net realized and unrealized gain (loss)	(3.17)	3.37	0.67	0.68	(0.05	)(B)
Total investment operations	(2.45)	3.60	0.79	0.90	0.05

Dividends and/or distributions to shareholders:
Net investment income	(0.76)	(0.25)	(0.13)	(0.23)	(0.09)
Net realized gains	(0.68)	(0.98)	(1.04)	(0.81)	—
Total dividends and/or distributions to shareholders	(1.44)	(1.23)	(1.17)	(1.04)	(0.09)

Net asset value, end of year	$8.60	$12.49	$10.12	$10.50	$10.64
Total return	(22.09)%	37.55%	7.72%	10.28%	0.47%

Ratio and supplemental data:
Net assets end of year (000’s)	$139,118	$201,847	$164,147	$177,392	$190,928
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.62%	0.62%	0.62%	0.62%	0.62%
Including waiver and/or reimbursement and recapture	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income (loss) to average net assets	7.31%	2.00%	1.19%	2.16%	0.86%
Portfolio turnover rate	30%	23%	52%	40%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation Long Horizon
	Class R4
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$12.51	$10.13	$10.51	$10.64	$10.68

Investment operations:
Net investment income (loss) (A)	0.71	0.26	0.14	0.25	0.12
Net realized and unrealized gain (loss)	(3.14)	3.38	0.67	0.67	(0.04	)(B)
Total investment operations	(2.43)	3.64	0.81	0.92	0.08

Dividends and/or distributions to shareholders:
Net investment income	(0.78)	(0.28)	(0.15)	(0.24)	(0.12)
Net realized gains	(0.68)	(0.98)	(1.04)	(0.81)	—
Total dividends and/or distributions to shareholders	(1.46)	(1.26)	(1.19)	(1.05)	(0.12)

Net asset value, end of year	$8.62	$12.51	$10.13	$10.51	$10.64
Total return	(21.84)%	37.96%	7.98%	10.57%	0.72%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,451	$6,911	$5,134	$8,695	$25,038
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.38%	0.38%	0.38%	0.38%	0.38%
Including waiver and/or reimbursement and recapture	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income (loss) to average net assets	7.21%	2.21%	1.44%	2.47%	1.09%
Portfolio turnover rate	30%	23%	52%	40%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation Short Horizon
	Class R
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$10.75	$10.54	$10.29	$9.76	$10.10

Investment operations:
Net investment income (loss) (A)	0.33	0.28	0.20	0.25	0.22
Net realized and unrealized gain (loss)	(1.76)	0.35	0.30	0.57	(0.34)
Total investment operations	(1.43)	0.63	0.50	0.82	(0.12)

Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.28)	(0.20)	(0.26)	(0.22)
Net realized gains	(0.28)	(0.14)	(0.05)	(0.03)	—
Total dividends and/or distributions to shareholders	(0.60)	(0.42)	(0.25)	(0.29)	(0.22)

Net asset value, end of year	$8.72	$10.75	$10.54	$10.29	$9.76
Total return	(13.92)%	6.10%	5.02%	8.51%	(1.21)%

Ratio and supplemental data:
Net assets end of year (000’s)	$82,354	$114,974	$122,392	$131,052	$142,129
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.62%	0.62%	0.62%	0.62%	0.62%
Including waiver and/or reimbursement and recapture	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income (loss) to average net assets	3.37%	2.63%	1.91%	2.53%	2.21%
Portfolio turnover rate	29%	22%	29%	26%	52%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation Short Horizon
	Class R4
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$10.75	$10.54	$10.29	$9.76	$10.10

Investment operations:
Net investment income (loss) (A)	0.35	0.31	0.24	0.28	0.23
Net realized and unrealized gain (loss)	(1.75)	0.35	0.29	0.57	(0.33)
Total investment operations	(1.40)	0.66	0.53	0.85	(0.10)

Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.31)	(0.23)	(0.29)	(0.24)
Net realized gains	(0.28)	(0.14)	(0.05)	(0.03)	—
Total dividends and/or distributions to shareholders	(0.63)	(0.45)	(0.28)	(0.32)	(0.24)

Net asset value, end of year	$8.72	$10.75	$10.54	$10.29	$9.76
Total return	(13.69)%	6.37%	5.29%	8.78%	(1.01)%

Ratio and supplemental data:
Net assets end of year (000’s)	$450	$565	$552	$2,762	$3,156
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.38%	0.38%	0.38%	0.38%	0.38%
Including waiver and/or reimbursement and recapture	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income (loss) to average net assets	3.62%	2.86%	2.32%	2.75%	2.30%
Portfolio turnover rate	29%	22%	29%	26%	52%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS

At October 31, 2022

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds covered by this report (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are as follows:

Fund	Class
Transamerica Asset Allocation – Conservative Portfolio (“Asset Allocation – Conservative”) (A)	A,C,I,R,R3
Transamerica Asset Allocation – Growth Portfolio (“Asset Allocation – Growth”) (A)	A,C,I,R,R3
Transamerica Asset Allocation – Moderate Growth Portfolio (“Asset Allocation – Moderate Growth”) (A)	A,C,I,R,R3
Transamerica Asset Allocation – Moderate Portfolio (“Asset Allocation – Moderate”) (A)	A,C,I,R,R3
Transamerica Asset Allocation Intermediate Horizon (“Intermediate Horizon”)	R,R4
Transamerica Asset Allocation Long Horizon (“Long Horizon”)	R,R4
Transamerica Asset Allocation Short Horizon (“Short Horizon”)	R,R4

(A)	Class R3 commenced operations on March 1, 2022.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

Each Fund, a “fund of funds”, invests in a combination of certain other series of the Trust and the Asset Allocation – Conservative, Asset Allocation – Growth, Asset Allocation – Moderate Growth, and Asset Allocation – Moderate funds also invest in index-based exchange-traded Funds (“ETFs”) managed by unaffiliated investment advisers (hereafter referred to as “Underlying Funds”). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by each Fund’s current prospectus, which contains additional information about the Funds, including risks, sales charges, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM is responsible for the day-to-day management of Intermediate Horizon, Long Horizon and Short Horizon. For each of the other Funds, TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of these other Funds without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical,

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

1. ORGANIZATION (continued)

recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Funds from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds. The Funds pay certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Funds are shown as a part of Other expenses within the Statements of Operations and (ii) the expenses payable to State Street for sub-administration services from the Funds are shown as part of Other accrued expenses within the Statements of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statements of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statements of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: The Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statements of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statements of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statements of Operations.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Funds’ valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Funds’ Board of Trustees. The net asset value of each Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

3. INVESTMENT VALUATION (continued)

TAM utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Funds’ investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at October 31, 2022, is disclosed within the Investment Valuation section of each Fund’s Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Funds may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at October 31, 2022, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Funds, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Funds to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2022, the Funds have not utilized the program.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2022.

Repurchase agreements at October 31, 2022, if any, are included within the Schedule of Investments and Statements of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

Certain Funds’ investment strategies allow the Funds to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Funds’ investment strategies, the Funds may seek to use derivatives to increase or decrease their exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Funds. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Funds’ exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Funds are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2022, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statements of Assets and Liabilities.

The following is a summary of the location and each Fund’s fair values of derivative investments disclosed, if any, within the Statements of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2022. Funds not listed in the subsequent tables do not have direct exposure to derivative investments during the year.

Liability Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Asset Allocation – Conservative
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(1,125,523)	$—	$(502,616)	$—	$—	$(1,628,139)
Total	$(1,125,523)	$—	$(502,616)	$—	$—	$(1,628,139)

Asset Allocation – Growth
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(662,192)	$—	$—	$(662,192)
Total	$—	$—	$(662,192)	$—	$—	$(662,192)

Asset Allocation – Moderate Growth
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(3,476,005)	$—	$(1,177,294)	$—	$—	$(4,653,299)
Total	$(3,476,005)	$—	$(1,177,294)	$—	$—	$(4,653,299)

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Asset Allocation – Moderate
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(1,956,681)	$—	$(903,305)	$—	$—	$(2,859,986)
Total	$(1,956,681)	$—	$(903,305)	$—	$—	$(2,859,986)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations, categorized by primary market risk exposure as of October 31, 2022. Funds not listed in the subsequent tables do not have direct exposure to derivative investments during the year.

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Asset Allocation – Conservative
Futures contracts	$(814,404)	$—	$(825,106)	$—	$—	$(1,639,510)
Total	$(814,404)	$—	$(825,106)	$—	$—	$(1,639,510)

Asset Allocation – Growth
Futures contracts	$—	$—	$(2,269,044)	$—	$—	$(2,269,044)
Total	$—	$—	$(2,269,044)	$—	$—	$(2,269,044)

Asset Allocation – Moderate Growth
Futures contracts	$(1,737,685)	$—	$(2,361,501)	$—	$—	$(4,099,186)
Total	$(1,737,685)	$—	$(2,361,501)	$—	$—	$(4,099,186)

Asset Allocation – Moderate
Futures contracts	$(1,469,379)	$—	$(1,784,448)	$—	$—	$(3,253,827)
Total	$(1,469,379)	$—	$(1,784,448)	$—	$—	$(3,253,827)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Asset Allocation – Conservative
Futures contracts	$(1,125,523)	$—	$(912,173)	$—	$—	$(2,037,696)
Total	$(1,125,523)	$—	$(912,173)	$—	$—	$(2,037,696)

Asset Allocation – Growth
Futures contracts	$—	$—	$(1,373,228)	$—	$—	$(1,373,228)
Total	$—	$—	$(1,373,228)	$—	$—	$(1,373,228)

Asset Allocation – Moderate Growth
Futures contracts	$(3,476,005)	$—	$(2,030,537)	$—	$—	$(5,506,542)
Total	$(3,476,005)	$—	$(2,030,537)	$—	$—	$(5,506,542)

Asset Allocation – Moderate
Futures contracts	$(1,956,681)	$—	$(1,540,393)	$—	$—	$(3,497,074)
Total	$(1,956,681)	$—	$(1,540,393)	$—	$—	$(3,497,074)

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2022.

	Asset Allocation – Conservative	Asset Allocation – Growth	Asset Allocation – Moderate Growth	Asset Allocation – Moderate
Futures contracts:
Average notional value of contracts – long	$16,746,842	$22,710,420	$41,437,638	$29,036,251

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, a Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by a Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statements of Assets and Liabilities. Cash collateral that has been received by a Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statements of Assets and Liabilities. Non-cash collateral pledged to each Fund, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if a Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Funds involves certain key risks related to the Funds’ trading activity. Please reference the Funds’ prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Funds.

Market risk: The market prices of a Fund’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of a Fund’s securities and assets fall, the value of your investment will go down. A Fund may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Fund’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including a Fund’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

7. RISK FACTORS (continued)

the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of a Fund’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not a Fund invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of a Fund’s investments.

Asset allocation risk: A Fund’s investment performance is significantly impacted by a Fund’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying funds may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other issuer is incorrect. The sub-adviser may favor an asset class that performs poorly relative to other asset classes. The available underlying funds selected by the sub-adviser may underperform the market or similar funds.

Underlying funds risk: Because a Fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects a Fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which a Fund may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of a Fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, a Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of a Fund’s prospectus identifies certain risks of each underlying fund.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

7. RISK FACTORS (continued)

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by a Fund fall, the value of your investment in a Fund will decline. A Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Fixed income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by a Fund falls, the value of your investment will go down. A Fund may lose its entire investment in the fixed-income securities of an issuer.

Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of a Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Funds Services, Inc. (“TFS”) is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, Aegon USA Investment Management, LLC (“AUIM”), Aegon Asset Management UK (“AAM UK”), TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, AUIM, AAM UK, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Funds. The Funds do pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statements of Operations.

The Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. Fund expenses do not include expenses of the Underlying Funds in which the Funds invest. The Funds have material ownership interests in the Underlying Funds.

As of October 31, 2022, the investment manager and/or other affiliated investment accounts held balances of each Fund as follows:

Fund	Account Balance	Percentage of Net Assets
Asset Allocation – Conservative	$705,764	0.14%
Asset Allocation – Growth	8,730	0.00	(A)
Asset Allocation – Moderate Growth	1,542,895	0.11

Fund	Account Balance	Percentage of Net Assets
Asset Allocation – Moderate	$1,466,947	0.16%
Intermediate Horizon	239,524,408	100.00
Long Horizon	144,568,870	100.00
Short Horizon	82,803,812	100.00

(A)	Rounds to less than 0.01%.

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Each Fund pays a management fee to TAM based on daily average net assets at the following rates:

Fund	Rate
Asset Allocation – Conservative (A)
First $1 billion	0.1040%
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion	0.0800
Asset Allocation – Growth (A)
First $1 billion	0.1040
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion	0.0800
Asset Allocation – Moderate Growth (A)
First $1 billion	0.1040
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion	0.0800

Fund	Rate
Asset Allocation – Moderate (A)
First $1 billion	0.1040%
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion	0.0800
Intermediate Horizon	0.1200
Long Horizon	0.1200
Short Horizon	0.1200

(A)	TAM contractually agreed to reimburse 0.095% of the transfer agency fees on Class I shares through March 1, 2023. These amounts are not subject to recapture by TAM.

On April 18, 2022, TFS, the Funds’ transfer agent, returned to Class I of applicable Funds certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within each applicable Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

On three occasions during the year ended October 31, 2022, TCI, the Funds’ distributor/principal underwriter, returned to Class A, Class C and/or Class R3 of applicable Funds certain 12b-1 fees retained by TCI during the period of April 1, 2020, to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within each applicable Fund’s Statements of Changes in Net Assets and Financial Highlights in this shareholder report.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual operating expense limits to the Funds’ daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations.

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
Asset Allocation – Conservative
Class A	0.60%	March 1, 2023
Class C	1.35	March 1, 2023
Class I	0.35	March 1, 2023
Class R	0.95	March 1, 2023
Class R3 (A)	0.35	March 1, 2025
Asset Allocation – Growth
Class A	0.60	March 1, 2023
Class C	1.35	March 1, 2023
Class I	0.35	March 1, 2023
Class R	0.95	March 1, 2023
Class R3 (A)	0.35	March 1, 2025
Asset Allocation – Moderate Growth
Class A	0.60	March 1, 2023
Class C	1.35	March 1, 2023
Class I	0.35	March 1, 2023
Class R	0.85	March 1, 2023
Class R3 (A)	0.35	March 1, 2025

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
Asset Allocation – Moderate
Class A	0.60%	March 1, 2023
Class C	1.35	March 1, 2023
Class I	0.35	March 1, 2023
Class R	0.85	March 1, 2023
Class R3 (A)	0.35	March 1, 2025
Intermediate Horizon
Class R	0.60	March 1, 2023
Class R4	0.35	March 1, 2023
Long Horizon
Class R	0.60	March 1, 2023
Class R4	0.35	March 1, 2023
Short Horizon
Class R	0.60	March 1, 2023
Class R4	0.35	March 1, 2023

(A)	Class R3 commenced operations on March 1, 2022.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Funds, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2022, the balances available for recapture by TAM for each Fund are as follows:

	Amounts Available
Fund	2020	2021	2022	Total
Asset Allocation – Conservative
Class R3 (A)	$—	$—	$23	$23
Asset Allocation – Growth
Class R3 (A)	—	—	93	93
Asset Allocation – Moderate Growth
Class R3 (A)	—	—	66	66
Asset Allocation – Moderate
Class R3 (A)	—	—	34	34
Intermediate Horizon
Class R	62,371	65,585	55,199	183,155
Class R4	2,620	2,815	2,422	7,857
Long Horizon
Class R	33,633	39,623	32,985	106,241
Class R4	2,336	1,781	1,661	5,778
Short Horizon
Class R	25,251	24,082	19,959	69,292
Class R4	577	157	140	874

(A)	Class R3 commenced operations on March 1, 2022.

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor.

The Distribution Plan requires the Funds to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Funds, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Funds shares. The distribution and service fees are included in Distribution and service fees within the Statements of Operations.

Each Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R3 (B)	0.25
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I.
(B)	Class R3 commenced operations on March 1, 2022.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Shareholder fees: Class A shares are subject to an initial sales charge, and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2022, underwriter commissions received by TCI from the various sales charges are as follows. Funds and/or classes not listed in the subsequent table do not have shareholder fees.

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Asset Allocation – Conservative
Class A	$146,070	$3,340
Class C	—	9,381
Asset Allocation – Growth
Class A	465,093	1,424
Class C	—	10,110

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Asset Allocation – Moderate Growth
Class A	$525,449	$2,242
Class C	—	8,365
Asset Allocation – Moderate
Class A	267,563	692
Class C	—	4,866

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on assets, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Funds’ Prospectuses and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2022, transfer agent fees paid and the amounts due to TFS are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
Asset Allocation – Conservative	$452,838	$36,815
Asset Allocation – Growth	1,090,963	88,525
Asset Allocation – Moderate Growth	1,513,292	122,205
Asset Allocation – Moderate	902,492	71,288
Intermediate Horizon	661	36
Long Horizon	452	34
Short Horizon	38	3

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by each series of the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended October 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2022.

9. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Fund	Purchases of Securities	Sales of Securities
Asset Allocation – Conservative	$298,212,865	$421,096,263
Asset Allocation – Growth	236,087,118	385,094,574
Asset Allocation – Moderate Growth	564,920,235	919,240,759
Asset Allocation – Moderate	452,001,245	710,939,890
Intermediate Horizon	95,104,739	137,618,289
Long Horizon	51,691,408	73,445,644
Short Horizon	29,130,245	47,657,999

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, mark-to-market on futures contracts and liquidating trust basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to sub-ta adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

	Paid-in Capital	Total Distributable Earnings
Asset Allocation – Conservative	$(37,897)	$37,897
Asset Allocation – Growth	(58,821)	58,821
Asset Allocation – Moderate Growth	(115,064)	115,064
Asset Allocation – Moderate	(80,228)	80,228
Intermediate Horizon	—	—
Long Horizon	—	—
Short Horizon	—	—

As of October 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
Asset Allocation – Conservative	$523,241,066	$12,729,672	$(32,175,758)	$(19,446,086)
Asset Allocation – Growth	839,741,269	51,884,773	(34,454,167)	17,430,606
Asset Allocation – Moderate Growth	1,395,283,270	76,299,030	(69,623,233)	6,675,797
Asset Allocation – Moderate	929,447,840	37,329,467	(50,547,785)	(13,218,318)
Intermediate Horizon	281,741,477	1,905,463	(44,003,343)	(42,097,880)
Long Horizon	169,753,259	1,294,964	(26,409,344)	(25,114,380)
Short Horizon	97,097,978	362,095	(14,613,980)	(14,251,885)

As of October 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards.

	Unlimited
Fund	Short-Term	Long-Term
Asset Allocation – Conservative	$8,970,994	$14,352,478
Asset Allocation – Moderate	832,371	—

During the year ended October 31, 2022, the Funds did not have any capital loss carryforwards utilized.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

	2022 Distributions Paid From:			2021 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
Asset Allocation – Conservative	$20,451,806	$30,787,511	$—	$16,299,915	$15,036,486	$—
Asset Allocation – Growth	35,387,248	55,140,365	—	6,887,720	38,294,156	—
Asset Allocation – Moderate Growth	52,865,081	95,136,047	—	19,640,851	54,924,320	—
Asset Allocation – Moderate	32,214,799	62,279,721	—	19,467,483	31,917,194	—
Intermediate Horizon	15,017,632	15,323,945	—	8,090,110	19,000,943	—
Long Horizon	12,489,979	11,259,184	—	4,111,183	16,284,199	—
Short Horizon	3,562,310	2,668,344	—	3,342,588	1,486,312	—

As of October 31, 2022, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Asset Allocation – Conservative	$1,163,704	$—	$—	$(23,323,472)	$—	$—	$(19,446,086)
Asset Allocation – Growth	—	—	64,432,013	—	—	—	17,430,606
Asset Allocation – Moderate Growth	6,374,029	—	33,877,248	—	—	—	6,675,797
Asset Allocation – Moderate	8,280,444	—	—	(832,371)	—	—	(13,218,318)
Intermediate Horizon	245,339	—	17,923,990	—	—	—	(42,097,880)
Long Horizon	—	—	17,645,794	—	—	—	(25,114,380)
Short Horizon	176,658	—	1,238,974	—	—	—	(14,251,885)

11. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds’ financial statements.

Transamerica Funds	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders of Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation Intermediate Horizon, Transamerica Asset Allocation Long Horizon and Transamerica Asset Allocation Short Horizon, and the Board of Trustees of Transamerica Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation Intermediate Horizon, Transamerica Asset Allocation Long Horizon and Transamerica Asset Allocation Short Horizon (collectively referred to as the “Funds”) (seven of the funds constituting Transamerica Funds (the “Trust”)), including the schedules of investments, as of October 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (seven of the funds constituting Transamerica Funds) at October 31, 2022, the results of their operations for the year then ended, the change in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 23, 2022

Transamerica Funds	Annual Report 2022

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2022, the Funds designated the following maximum amounts of qualified dividend income:

Fund	Qualified Dividend Income
Asset Allocation – Conservative	$4,879,007
Asset Allocation – Growth	15,545,264
Asset Allocation – Moderate Growth	18,292,959
Asset Allocation – Moderate	8,517,080
Intermediate Horizon	2,359,344
Long Horizon	2,430,925
Short Horizon	155,246

For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
Asset Allocation – Conservative	18%
Asset Allocation – Growth	27
Asset Allocation – Moderate Growth	21
Asset Allocation – Moderate	16
Intermediate Horizon	14
Long Horizon	17
Short Horizon	5

For tax purposes, the long-term capital gain designations for the year ended October 31, 2022 are as follows:

Fund	Long-Term Capital Gain Designation
Asset Allocation – Conservative	$30,787,511
Asset Allocation – Growth	55,140,365
Asset Allocation – Moderate Growth	95,136,047
Asset Allocation – Moderate	62,279,721
Intermediate Horizon	15,323,945
Long Horizon	11,259,184
Short Horizon	2,668,344

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Fund	Foreign Source Income	Foreign Taxes
Asset Allocation – Conservative	$1,975,866	$163,068
Asset Allocation – Growth	8,976,312	771,912
Asset Allocation – Moderate Growth	10,847,502	903,866
Asset Allocation – Moderate	5,115,796	427,254
Intermediate Horizon	1,026,604	75,399
Long Horizon	1,079,158	79,258
Short Horizon	58,685	4,310

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2022. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

Transamerica Funds	Annual Report 2022

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 15-16, 2022, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Fund” and collectively the “Funds”):

Transamerica Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation Intermediate Horizon
Transamerica Asset Allocation – Growth Portfolio	Transamerica Asset Allocation Long Horizon
Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica Asset Allocation Short Horizon
Transamerica Asset Allocation – Moderate Portfolio

The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between TAM and Goldman Sachs Asset Management, L.P. (the “Sub-Adviser”) on behalf of Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, and Transamerica Asset Allocation – Moderate Portfolio (each a “Sub-Advised Fund” and collectively, the “Sub-Advised Funds”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2023.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of each applicable Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify Funds for which the performance, fees, total expenses and/or profitability appeared to be outliers within their respective peer groups or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the applicable Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

With respect to the Sub-Advised Funds, the Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from each Sub-Advised Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of each Fund and its investment strategy; with respect to the Sub-Advised Funds, the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Funds; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Funds; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials

Transamerica Funds	Annual Report 2022

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

for Board meetings and regular communications with the Board; oversight of preparation of the Funds’ prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Funds; and ongoing cash management services for the Funds. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to each Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Funds, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance, as applicable, of each Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark(s), in each case for various trailing periods ended December 31, 2021. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares or Class R4 Shares, where such class is offered. In describing a Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if a Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering each Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

Transamerica Asset Allocation – Conservative Portfolio. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3-, 5- and 10-year periods and in line with the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on August 28, 2020 pursuant to its current investment strategies and composite benchmark. The Trustees also noted recent changes in the portfolio management team at the Sub-Adviser. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Asset Allocation – Growth Portfolio. The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 10-year period and below the median for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on August 28, 2020 pursuant to its current investment strategies and benchmark. The Trustees also noted recent changes in the portfolio management team at the Sub-Adviser. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Asset Allocation – Moderate Growth Portfolio. The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe and below its composite benchmark, each for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on August 28, 2020 pursuant to its current investment strategies and benchmarks. The Trustees also noted recent changes in the portfolio management team at the Sub-Adviser. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Asset Allocation – Moderate Portfolio. The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 3-, 5- and 10-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on August 28, 2020 pursuant to its current investment strategies and benchmarks. The Trustees also noted recent changes in the portfolio management team at the Sub-Adviser. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Asset Allocation Intermediate Horizon. The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe for the past 3- and 5-year periods, in line with the median for its peer universe for the past 10-year period, and below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class R4 Shares of the Fund was above its composite benchmark for the past 3-year period and below its composite benchmark for the

Transamerica Funds	Annual Report 2022

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

past 1-, 5- and 10-year periods. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of four Transamerica Partners funds on May 19, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Institutional Asset Allocation – Intermediate Horizon, effective as of that date in place of its own historical performance record.

Transamerica Asset Allocation Long Horizon. The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe for the past 3-year period, in line with the median for its peer universe for the past 5- and 10-year periods, and below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class R4 Shares of the Fund was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of four Transamerica Partners funds on May 19, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Institutional Asset Allocation – Long Horizon, effective as of that date in place of its own historical performance record.

Transamerica Asset Allocation Short Horizon. The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of two Transamerica Partners funds on May 19, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Institutional Asset Allocation – Short Horizon, effective as of that date in place of its own historical performance record.

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Fund, including information provided by Broadridge comparing the management fee and total expense ratio of each Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to management fees and total expense ratios are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares or Class R4 Shares, where such class is offered. In describing a Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if a Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of each Sub-Advised Fund’s management fee retained by TAM following payment of the sub-advisory fees and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

Transamerica Asset Allocation – Conservative Portfolio. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees and TAM agreed upon an additional breakpoint to the Fund’s management fee schedule. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation – Growth Portfolio. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees and TAM agreed upon an additional breakpoint to the Fund’s management fee schedule. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation – Moderate Growth Portfolio. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees and TAM agreed upon an additional breakpoint to the Fund’s management fee schedule. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2022

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Asset Allocation – Moderate Portfolio. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees and TAM agreed upon an additional breakpoint to the Fund’s management fee schedule. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation Intermediate Horizon. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation Long Horizon. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation Short Horizon. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Funds had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for each Fund.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and are paid by TAM and not the applicable Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Funds benefited from any economies of scale. The Board recognized that, as a Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered each Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Funds through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the applicable Fund’s management fee schedule. The Board considered that the Sub-Advised Funds’ sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that each Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and the fees paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Transamerica Funds	Annual Report 2022

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Funds

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Advisers from their relationships with the Funds. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with the Funds.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Funds.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and Sub-Advisory Agreement was in the best interests of the applicable Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2022

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the investment manager and its respective sub-adviser.

The Funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 111 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (49)	Chairman of the Board, President and Chief Executive Officer	Since 2014	Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present); Chairman of the Board, President and Chief Executive Officer, TET (2017 – present); Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018); Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);	111	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – present)

Transamerica Funds	Annual Report 2022

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc.

(2013 – 2016) and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (74)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	111	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (70)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	111	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (66)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present);	111	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2022

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Board Member, TF

(2002 – present);

Board Member, TAAVF

(2007 – present);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida

(1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia

(1976 – 1991).

Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF, TST and TAAVF (2021 – present); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011 – 2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	111	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).
Lauriann C. Kloppenburg (62)	Board Member	Since 2021	Board Member, TF, TST and TAAVF (2021 – present); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017);	111	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – present); Forte Foundation (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2022

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (continued)			Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.
Fredric A. Nelson III (65)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	111	N/A
John E. Pelletier (58)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Director, Center for Financial Literacy, Champlain College (2010 – present); Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018); Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021); Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017); Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);	111	N/A

Transamerica Funds	Annual Report 2022

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)			Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.
Patricia L. Sawyer (72)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	111	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (70)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).	111	Board Member,
Operation PAR,
Inc. (non-profit
organization)
(2008 – present);
Board Member,
Boley PAR, Inc.
(non-profit
organization)
(2016 – present)
Board Member,
Remember
Honor Support,
Inc. (non-profit
organization)
(2013 – 2020);
Board Member,
WRH Income
Properties, Inc.
and WRH
Properties, Inc.
(real estate)

(2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2022

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (49)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (52)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – present);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”); and

Registered Representative, TFA (2005 – present).

Thomas R. Wald, CFA (62)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF, TST and TAAVF (2014 – present); TET (2017 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – present).

Joshua Durham (49)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF, TST and TAAVF (2022 – present);

Director, Senior Vice President, and Chief Operating Officer TAM and TFS (2022 – present);

Vice President, TAG Resources, LLC (2022 – present);

Transamerica Funds	Annual Report 2022

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Joshua Durham (continued)

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020); and

Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Vincent J. Toner (52)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF, TST and TAAVF (2014 – present), Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President

(2019 – present), TFS;

Vice President (2016 – present), TCI; and

Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST, TET and TAAVF (2019 – present);

Derivatives Risk Manager, TF, TST and TAAVF (2021 – present);

Chief Compliance Officer (2019 – present), TAM; and

General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (44)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST, TET and TAAVF (2019 – present);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present); and

Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Transamerica Funds	Annual Report 2022

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (51)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF, TST and TAAVF (2021 – present and 2006 – 2014); Assistant Secretary, TF, TST, TET and TAAVF (2019);

Associate General Counsel, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel, Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Chairman of the Board, Aegon Global Funds

(2013 – present);

Director, Mongeral Aegon Seguros e Previdencia SA (2017 – present);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014);

Assistant Vice President, TCI (2007 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014); and

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014).

Timothy Bresnahan (53)	Assistant Secretary	Since 2020

Assistant Secretary, TF, TST and TAAVF (2020 – present);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET; and

Senior Counsel, TAM (2008 – present).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2022

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2022

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2022

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

2558002 10/22

© 2022 Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

OCTOBER 31, 2022

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2022

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s) during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ended October 31, 2022.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. As the period began in November of 2021, U.S. stocks, as represented by the S&P 500® Index, were approaching record highs as corporate earnings continued to be strong and interest rates remained at historically low levels due to the U.S. Federal Reserve (“Fed”) maintaining accommodative monetary policy. While inflation was rising to multi-decade highs, there was still a sense it could be transitory in nature based on global supply chain challenges easing in a post-pandemic environment.

As the calendar turned to 2022, more serious market concerns emerged led by a recognition that the persistent rise of inflation would not be temporary and Fed policy would need to catch up quickly in the form of higher interest rates. This was exacerbated by Russia’s invasion of Ukraine in February and the human tragedy of war, which triggered economic concerns in Eastern Europe and across the globe, such as food and energy shortages, global inflation and recession. In March, the Fed raised rates for the first time in more than two years, and with inflation continuing to rise, it was apparent that a full-fledged tightening cycle was at hand, soon leading to materially higher interest rates.

As the Consumer Price Index reached 9% in June, it became clear the Fed would need to be more aggressive in its efforts to curtail inflation and that the risk of recession had become a very real probability. This was augmented by the U.S. economy experiencing two consecutive quarters of negative Gross Domestic Product growth by mid-year. However, due mostly to strong employment trends the National Bureau of Economic Research did not declare the U.S. economy to be in recession. Nonetheless, stock prices continued to fall precipitously, U.S. Treasury bond rates rose as the Fed increased the pace of its rate hikes, and credit spreads widened considerably increasing corporate bond yields.

By the end of September, the S&P 500® Index had fallen solidly into bear market territory (a decline of 20%), the 10-year U.S. Treasury bond yield had increased more than 2% since the start of the year to 3.83%, and corporate bonds were yielding more than double their rates of a year earlier. Corporate earnings growth continued to slow throughout the remainder of the period.

For the one-year period ended October 31, 2022, the S&P 500® Index returned -14.61% while the MSCI EAFE Index, representing international developed market equities, returned -22.62%. During the same period, the Bloomberg US Aggregate Bond Index returned -15.68%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Disclosure of Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2022, and held for the entire six-month period until October 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period (B)	Ending Account Value October 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)

Transamerica Balanced II
Class I3	$1,000.00	$935.30	$2.83	$1,022.30	$2.96	0.58%
Class R	1,000.00	932.70	5.26	1,019.80	5.50	1.08

Transamerica Bond
Class A	1,000.00	923.70	4.46	1,020.60	4.69	0.92
Class C	1,000.00	920.10	7.45	1,017.40	7.83	1.54
Class I	1,000.00	924.70	2.43	1,022.70	2.55	0.50
Class I2	1,000.00	926.00	2.18	1,022.90	2.29	0.45
Class R	1,000.00	924.80	0.19	1,025.00	0.20	0.04
Class R6	1,000.00	926.00	2.18	1,022.90	2.29	0.45

Transamerica Capital Growth
Class A	1,000.00	805.30	5.41	1,019.20	6.06	1.19
Class C	1,000.00	801.60	8.95	1,015.30	10.01	1.97
Class I	1,000.00	806.80	3.83	1,021.00	4.28	0.84
Class I2	1,000.00	807.40	3.64	1,021.20	4.08	0.80
Class R	1,000.00	806.40	1.55	1,023.50	1.73	0.34
Class R6	1,000.00	807.40	3.42	1,021.40	3.82	0.75

Transamerica Emerging Markets Debt
Class A	1,000.00	890.60	6.00	1,018.90	6.41	1.26
Class C	1,000.00	887.50	9.18	1,015.50	9.80	1.93
Class I	1,000.00	892.20	4.10	1,020.90	4.38	0.86
Class I2	1,000.00	891.00	3.77	1,021.20	4.02	0.79
Class R6	1,000.00	893.30	3.67	1,021.30	3.92	0.77

Transamerica Funds	Annual Report 2022

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period (B)	Ending Account Value October 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)

Transamerica Emerging Markets Opportunities
Class I	$1,000.00	$798.70	$4.49	$1,020.20	$5.04	0.99%
Class I2	1,000.00	799.00	4.08	1,020.70	4.58	0.90
Class R6	1,000.00	799.00	4.04	1,020.70	4.53	0.89

Transamerica Energy Infrastructure
Class A	1,000.00	1,004.40	8.13	1,017.10	8.19	1.61
Class C	1,000.00	1,001.30	11.96	1,013.30	12.03	2.37
Class I	1,000.00	1,006.70	6.27	1,019.00	6.31	1.24
Class I2	1,000.00	1,006.60	5.61	1,019.60	5.65	1.11

Transamerica Floating Rate
Class A	1,000.00	978.20	5.29	1,019.90	5.40	1.06	(D)
Class C	1,000.00	975.60	9.01	1,016.10	9.20	1.81	(D)
Class I	1,000.00	980.30	3.99	1,021.20	4.08	0.80	(D)
Class I2	1,000.00	979.50	3.89	1,021.30	3.97	0.78	(D)

Transamerica Government Money Market
Class A	1,000.00	1,007.50	1.77	1,023.40	1.79	0.35
Class C	1,000.00	1,007.40	1.87	1,023.30	1.89	0.37
Class I	1,000.00	1,008.30	1.92	1,023.30	1.94	0.38
Class I2	1,000.00	1,007.80	1.47	1,023.70	1.48	0.29
Class I3	1,000.00	1,007.80	1.47	1,023.70	1.48	0.29
Class R2	1,000.00	1,006.50	2.78	1,022.40	2.80	0.55
Class R4	1,000.00	1,008.00	1.27	1,023.90	1.28	0.25

Transamerica High Quality Bond
Class I3	1,000.00	982.90	2.30	1,022.90	2.35	0.46
Class R	1,000.00	980.40	4.79	1,020.40	4.89	0.96
Class R4	1,000.00	981.00	3.25	1,021.90	3.31	0.65

Transamerica High Yield Bond
Class A	1,000.00	948.80	5.01	1,020.10	5.19	1.02
Class C	1,000.00	946.20	8.49	1,016.50	8.79	1.73
Class I	1,000.00	950.40	3.00	1,022.10	3.11	0.61
Class I2	1,000.00	951.50	2.90	1,022.20	3.01	0.59
Class I3	1,000.00	951.60	2.95	1,022.20	3.06	0.60
Class R	1,000.00	949.20	5.45	1,019.60	5.65	1.11
Class R4	1,000.00	950.20	4.18	1,020.90	4.33	0.85
Class R6	1,000.00	951.60	2.95	1,022.20	3.06	0.60

Transamerica High Yield ESG
Class I	1,000.00	954.80	3.79	1,021.30	3.92	0.77
Class I2	1,000.00	959.30	3.70	1,021.40	3.82	0.75

Transamerica High Yield Muni
Class A	1,000.00	892.00	4.34	1,020.60	4.63	0.91	(D)
Class C	1,000.00	888.60	7.24	1,017.50	7.73	1.52	(D)
Class I	1,000.00	891.90	3.62	1,021.40	3.87	0.76	(D)
Class I2	1,000.00	893.00	3.34	1,021.70	3.57	0.70	(D)

Transamerica Inflation Opportunities
Class A	1,000.00	921.50	4.46	1,020.60	4.69	0.92	(D)
Class C	1,000.00	920.90	7.31	1,017.60	7.68	1.51	(D)
Class I	1,000.00	921.90	3.15	1,021.90	3.31	0.65	(D)
Class I2	1,000.00	923.20	2.96	1,022.10	3.11	0.61	(D)
Class R6	1,000.00	922.30	2.96	1,022.10	3.11	0.61	(D)

Transamerica Inflation-Protected Securities
Class I3	1,000.00	921.40	2.32	1,022.80	2.45	0.48	(D)
Class R	1,000.00	918.20	4.83	1,020.20	5.09	1.00	(D)
Class R4	1,000.00	919.10	3.14	1,021.90	3.31	0.65	(D)

Transamerica Intermediate Bond
Class I2	1,000.00	925.70	2.09	1,023.00	2.19	0.43
Class I3	1,000.00	925.80	2.09	1,023.00	2.19	0.43
Class R	1,000.00	922.50	4.46	1,020.60	4.69	0.92
Class R4	1,000.00	924.70	3.15	1,021.90	3.31	0.65
Class R6	1,000.00	924.80	2.09	1,023.00	2.19	0.43

Transamerica Funds	Annual Report 2022

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period (B)	Ending Account Value October 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)

Transamerica Intermediate Muni
Class A	$1,000.00	$926.70	$3.21	$1,021.90	$3.36	0.66%
Class C	1,000.00	923.70	6.21	1,018.80	6.51	1.28
Class I	1,000.00	927.60	2.38	1,022.70	2.50	0.49
Class I2	1,000.00	928.10	2.28	1,022.80	2.40	0.47

Transamerica International Equity
Class A	1,000.00	872.10	5.95	1,018.90	6.41	1.26
Class C	1,000.00	869.30	9.05	1,015.50	9.75	1.92
Class I	1,000.00	874.10	3.92	1,021.00	4.23	0.83
Class I2	1,000.00	874.30	3.50	1,021.50	3.77	0.74
Class I3	1,000.00	874.20	3.50	1,021.50	3.77	0.74
Class R	1,000.00	872.30	5.80	1,019.00	6.26	1.23
Class R4	1,000.00	873.10	4.63	1,020.30	4.99	0.98
Class R6	1,000.00	874.60	3.50	1,021.50	3.77	0.74

Transamerica International Focus
Class A	1,000.00	868.00	5.60	1,019.20	6.06	1.19
Class I	1,000.00	868.80	4.71	1,020.20	5.09	1.00
Class I2	1,000.00	870.60	3.82	1,021.10	4.13	0.81
Class R6	1,000.00	871.10	3.82	1,021.10	4.13	0.81

Transamerica International Small Cap Value
Class I	1,000.00	876.40	5.30	1,019.60	5.70	1.12
Class I2	1,000.00	877.10	4.83	1,020.10	5.19	1.02

Transamerica International Stock
Class A	1,000.00	880.00	4.26	1,020.70	4.58	0.90	(D)
Class I	1,000.00	881.20	4.79	1,020.10	5.14	1.01	(D)
Class I2	1,000.00	881.50	3.94	1,021.00	4.23	0.83	(D)
Class R6	1,000.00	881.40	4.32	1,020.60	4.63	0.91	(D)

Transamerica Large Cap Value
Class A	1,000.00	990.00	5.02	1,020.20	5.09	1.00
Class C	1,000.00	986.40	8.91	1,016.20	9.05	1.78
Class I	1,000.00	991.90	3.16	1,022.00	3.21	0.63
Class I2	1,000.00	991.30	3.16	1,022.00	3.21	0.63
Class R6	1,000.00	991.30	3.16	1,022.00	3.21	0.63

Transamerica Large Core
Class I3	1,000.00	949.40	2.51	1,022.60	2.60	0.51	(D)
Class R	1,000.00	946.90	4.96	1,020.10	5.14	1.01	(D)
Class R4	1,000.00	949.00	3.78	1,021.30	3.92	0.77	(D)

Transamerica Large Growth
Class I3	1,000.00	861.60	3.28	1,021.70	3.57	0.70
Class R	1,000.00	858.70	5.58	1,019.20	6.06	1.19
Class R4	1,000.00	860.20	4.27	1,020.60	4.63	0.91
Class R6	1,000.00	860.70	3.24	1,021.70	3.52	0.69

Transamerica Large Value Opportunities
Class I3	1,000.00	993.70	2.46	1,022.70	2.50	0.49	(D)
Class R	1,000.00	992.10	5.02	1,020.20	5.09	1.00	(D)
Class R4	1,000.00	992.40	3.77	1,021.40	3.82	0.75	(D)

Transamerica Mid Cap Growth
Class A	1,000.00	920.30	6.05	1,018.90	6.36	1.25
Class C	1,000.00	930.20	9.73	1,015.10	10.16	2.00
Class I	1,000.00	922.20	4.22	1,020.80	4.43	0.87
Class I2	1,000.00	922.40	3.73	1,021.30	3.92	0.77
Class I3	1,000.00	923.50	3.73	1,021.30	3.92	0.77
Class R	1,000.00	920.10	6.15	1,018.80	6.46	1.27
Class R4	1,000.00	922.00	4.65	1,020.40	4.89	0.96
Class R6	1,000.00	922.30	3.73	1,021.30	3.92	0.77

Transamerica Funds	Annual Report 2022

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period (B)	Ending Account Value October 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)

Transamerica Mid Cap Value Opportunities
Class A	$1,000.00	$950.50	$5.95	$1,019.10	$6.16	1.21%
Class C	1,000.00	947.50	9.13	1,015.80	9.45	1.86
Class I	1,000.00	952.10	4.18	1,020.90	4.33	0.85
Class I2	1,000.00	952.60	3.69	1,021.40	3.82	0.75
Class I3	1,000.00	952.90	3.69	1,021.40	3.82	0.75
Class R	1,000.00	950.30	6.19	1,018.90	6.41	1.26
Class R4	1,000.00	952.20	4.43	1,020.70	4.58	0.90
Class R6	1,000.00	953.00	3.69	1,021.40	3.82	0.75

Transamerica Multi-Asset Income
Class A	1,000.00	956.10	4.88	1,020.20	5.04	0.99	(D)
Class C	1,000.00	953.20	8.42	1,016.60	8.69	1.71	(D)
Class I	1,000.00	957.60	3.55	1,021.60	3.67	0.72	(D)
Class I2	1,000.00	958.20	3.06	1,022.10	3.16	0.62	(D)

Transamerica Multi-Managed Balanced
Class A	1,000.00	934.40	4.73	1,020.30	4.94	0.97
Class C	1,000.00	931.00	8.42	1,016.50	8.79	1.73
Class I	1,000.00	935.70	3.66	1,021.40	3.82	0.75
Class R	1,000.00	934.50	3.27	1,021.80	3.41	0.67
Class R6	1,000.00	936.10	3.17	1,021.90	3.31	0.65

Transamerica Short-Term Bond
Class A	1,000.00	978.00	3.54	1,021.60	3.62	0.71
Class C	1,000.00	975.10	7.42	1,017.70	7.58	1.49
Class I	1,000.00	979.80	2.54	1,022.60	2.60	0.51
Class I2	1,000.00	980.00	2.05	1,023.10	2.09	0.41
Class R6	1,000.00	980.00	2.05	1,023.10	2.09	0.41

Transamerica Small Cap Growth
Class A	1,000.00	970.80	7.00	1,018.10	7.17	1.41
Class C	1,000.00	969.30	10.97	1,014.10	11.22	2.21
Class I	1,000.00	972.70	5.52	1,019.60	5.65	1.11
Class I2	1,000.00	971.80	4.97	1,020.20	5.09	1.00
Class I3	1,000.00	973.40	4.97	1,020.20	5.09	1.00
Class R	1,000.00	970.80	7.45	1,017.60	7.63	1.50
Class R4	1,000.00	971.60	5.76	1,019.40	5.90	1.16
Class R6	1,000.00	971.80	4.97	1,020.20	5.09	1.00

Transamerica Small Cap Value
Class A	1,000.00	973.30	5.57	1,019.60	5.70	1.12
Class C	1,000.00	973.60	9.90	1.015.20	10.11	1.99
Class I	1,000.00	973.70	4.58	1,020.60	4.69	0.92
Class I2	1,000.00	975.20	4.13	1,021.00	4.23	0.83
Class I3	1,000.00	973.80	4.08	1,021.10	4.18	0.82
Class R	1,000.00	970.90	6.56	1,018.60	6.72	1.32
Class R4	1,000.00	973.80	5.52	1,019.60	5.65	1.11
Class R6	1,000.00	974.00	4.13	1,021.00	4.23	0.83

Transamerica Small/Mid Cap Value
Class A	1,000.00	971.30	5.96	1,019.20	6.11	1.20
Class C	1,000.00	967.60	9.72	1,015.30	9.96	1.96
Class I	1,000.00	972.70	4.57	1,020.60	4.69	0.92
Class I2	1,000.00	973.20	4.13	1,021.00	4.23	0.83
Class R6	1,000.00	973.00	4.13	1,021.00	4.23	0.83

Transamerica Sustainable Bond
Class I	1,000.00	911.60	2.41	1,022.70	2.55	0.50
Class I2	1,000.00	911.10	2.17	1,022.90	2.29	0.45

Transamerica Sustainable Equity Income
Class A	1,000.00	948.30	4.91	1,020.20	5.09	1.00
Class C	1,000.00	942.10	9.30	1,015.60	9.65	1.90
Class I	1,000.00	949.20	3.59	1,021.50	3.72	0.73
Class I2	1,000.00	948.40	3.49	1,021.60	3.62	0.71
Class R6	1,000.00	948.40	3.49	1,021.60	3.62	0.71

Transamerica Funds	Annual Report 2022

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period (B)	Ending Account Value October 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)

Transamerica Unconstrained Bond
Class A	$1,000.00	$949.70	$5.11	$1,020.00	$5.30	1.04	%(D)
Class I	1,000.00	949.90	3.98	1,021.10	4.13	0.81	(D)
Class I2	1,000.00	950.90	3.49	1,021.60	3.62	0.71	(D)

Transamerica US Growth
Class A	1,000.00	887.10	4.90	1,020.00	5.24	1.03
Class C	1,000.00	883.90	8.69	1,016.00	9.30	1.83
Class I	1,000.00	888.80	3.76	1,021.20	4.02	0.79
Class I2	1,000.00	888.80	3.28	1,021.70	3.52	0.69
Class R6	1,000.00	888.80	3.28	1,021.70	3.52	0.69
Class T	1,000.00	888.60	3.52	1,021.50	3.77	0.74

(A)	5% return per year before expenses.

(B)	Expenses are calculated using each Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and recapture, if any, are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Funds invest. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Funds	Annual Report 2022

Transamerica Balanced II

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

The macroeconomic story of the fiscal year ended October 31, 2022, was persistently high inflation and the efforts of the U.S. Federal Reserve (“Fed”) to tame it. Despite fears of new shutdowns and further restrictions following the discovery of the COVID-19 omicron variant in November 2021, the Fed was undeterred from formally announcing its plans to accelerate tapering of Treasury and Agency purchases in December 2021 and ending them entirely in March 2022.

By April 2022, the omicron variant had ceded headlines to the stinging inflation story, hawkish Fed and Russia-Ukraine war. There was also a brief inversion of the U.S. Treasury yield curve, signaling we are firmly in a late-cycle economy and fueling concerns of an impending recession. Rapidly rising inflation and other macro and geopolitical headwinds contributed to exceptional volatility in fixed income markets throughout the fiscal year.

Broad underlying price pressures continued to point to hawkishness by the Fed. After already hiking rates at the prior four meetings, the Federal Open Market Committee (“FOMC”) again raised the fed funds rate by 75 basis points at its September 2022 meeting, bringing the target range to 3.00% to 3.25%. At the end of the period, the median dot plot expectation for the end of 2022 fed funds rate was 4.4%.

Employment reports showed continuing strength in the labor market throughout the fiscal year as payrolls grew, pushing the unemployment rate down. Importantly, the labor force participation rate continued to climb higher mid-year as people moved off the sidelines and re-engaged in the labor market. By the close of the fiscal year, the unemployment rate had fallen to 3.5%. However, the labor force participation rate fell, indicating the pace of job growth has been slowing as the economy inches toward cooling.

The close of the fiscal year saw U.S. Gross Domestic Product increase at a stronger-than-expected annualized rate of 2.6%. This increase was largely driven by a 2.8 percentage point contribution from net exports—its largest contribution in over 40 years.

J.P. Morgan Investment Management, Inc.

A confluence of high inflation, fast-paced monetary tightening, elevated input costs and other supply chain constraints pressured the markets through several ups and downs throughout the first half of the fiscal year ended October 31, 2022. Equity markets lost ground at the start of 2022 due to the war in Ukraine and high headline inflation.

However, markets bounced back in October after a turbulent few months. September Consumer Price Index inflation came in at 8.2% year-over-year, the seventh consecutive month with a print higher than 8%. Markets, however, shrugged this off, as evidenced by the strong equity market returns following the report.

Meanwhile, industrial activity showed signs of slowing in the second half of the fiscal year, with the September Manufacturing Purchasing Managers’ Index (“PMI”) showing a disappointing reading of 52. September Services PMI contracted, falling to 49.3. In contrast, a strong labor market remained a bright spot, with the September jobs report indicating the unemployment rate fell to a new record low of 3.5%. Finally, the third quarter of 2022 earnings were mixed, with several industries showing strength; however, Mega Cap Tech earnings were lackluster.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Balanced II (Class R) returned -15.34%. By comparison, its primary and secondary benchmarks, the S&P 500® Index and the Bloomberg US Aggregate Bond Index, returned -14.61% and -15.68%, respectively.

STRATEGY REVIEW

Aegon USA Investment Management, LLC

Although the Fund remained overweight spread-based assets during the period, overall portfolio risk was slightly reduced over the past fiscal year, as the chance of the Fed being able to navigate a soft landing for the economy became less and less likely, in the view of the portfolio managers. While corporate fundamentals remained generally healthy, margin pressures and rising interest costs became a concern for lower-rated credits, prompting the sub-adviser to modestly reduce exposure to BBB-rated credits and redeploy into higher quality defensive names offering attractive all-in yields.

From a duration perspective, the Fund started the fiscal year approximately one-half year short of the benchmark duration given the expectation of a move higher in rates. Over the latter half of the one-year period, the short position was reduced to around 0.1 years given growing economic headwinds and more attractive yields.

Transamerica Funds	Annual Report 2022

Transamerica Balanced II

(unaudited)

STRATEGY REVIEW (continued)

The Fund’s duration underweight and positioning across the curve were the largest contributors to relative returns in the fiscal year. Excess yield also contributed positively to relative performance, while spread factors were a detractor.

At an asset class level, an overweight allocation to asset-backed securities, security selection in commercial mortgage-backed securities and an off-index allocation to non-agency residential mortgage-backed securities were the largest contributors to relative returns. An underweight allocation to and security selection within government securities were the largest detractors in the fiscal year.

J.P. Morgan Investment Management, Inc.

Stock selection in the pharmaceutical/medical technology, insurance and industrial cyclical sectors contributed most to results while the technology, basic materials and media sectors were the largest detractors from the Fund’s relative performance.

On the positive side, the top individual contributors to performance were underweight positions in PayPal Holdings, Inc.(“PayPal”) and Adobe, Inc. and an overweight position in Bristol-Myers Squibb Co. The largest contributor, PayPal, provides financial transaction processing services. PayPal offers electronic payment processing services such as mobile payments and online invoicing and serves customers worldwide. The company enjoys organic revenue growth, high relative exposure to digital commerce and strategic value based on strong brand recognition and global scale usership. However, PayPal underperformed in early 2022 with increasing competitive pressure and withdrew medium term guidance. Macro pressure negatively impacted spending trends, increased competition from alternative payment options, and slower-than-expected user growth and/or monetization grew as potential roadblocks.

On the negative side, the top individual detractors from performance were overweight allocations in T. Rowe Price Group, Inc. and Best Buy Co., Inc. and an underweight position in Lockheed Martin Corp. The largest detractor, T. Rowe Price Group, Inc., is a financial services holding company which through its subsidiaries, provides investment advisory services to individual and institutional investors. The company historically had best-in-class performance, however, results deteriorated during the period. Organic growth continued to weaken with results during the fiscal year representing some of the slowest organic growth seen for the company.

J.P. Morgan Investment Management Inc. continues to focus on fundamentals of the economy and company earnings. While the economy was teetering on the edge of recession in the second half of the fiscal year, we remained balanced and have continued to monitor incremental risks that could represent headwinds for U.S. equities. Through the volatility, we have continued to focus on high conviction stocks and take advantage of market dislocations for compelling stock selection opportunities.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Brian W. Westhoff, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Tim Snyder, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	59.0%
Corporate Debt Securities	14.1
U.S. Government Obligations	10.0
U.S. Government Agency Obligations	9.4
Commercial Paper	7.9
Asset-Backed Securities	2.7
Mortgage-Backed Securities	2.5
Other Investment Company	1.0
Short-Term U.S. Government Obligations	1.0
Foreign Government Obligations	0.4
Preferred Stock	0.0 *
Net Other Assets (Liabilities) ^	(8.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2022

Transamerica Balanced II

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I3 (NAV)	(14.90)%	6.33%	6.52%	09/15/2017
Class R (NAV)	(15.34)%	5.81%	7.55%	07/05/1994
S&P 500® Index (A)	(14.61)%	10.44%	12.79%
Bloomberg US Aggregate Bond Index (B)	(15.68)%	(0.54)%	0.74%

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Fixed income securities have several risks including fluctuations in market value, changes in interest rates as the values will decrease as interest rates rise, and issuers defaulting on their obligations to pay interest or return principal.

Transamerica Funds	Annual Report 2022

Transamerica Balanced II

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
COMMON STOCKS - 59.0%
Aerospace & Defense - 0.9%
Howmet Aerospace, Inc.	839	$29,827
Northrop Grumman Corp.	313	171,840
Raytheon Technologies Corp.	4,858	460,636
Textron, Inc.	2,960	202,582

		864,885

Air Freight & Logistics - 0.5%
United Parcel Service, Inc., Class B	3,281	550,453

Airlines - 0.0% (A)
Southwest Airlines Co. (B)	1,344	48,854

Auto Components - 0.1%
Magna International, Inc.	1,603	89,335

Automobiles - 1.1%
General Motors Co.	42	1,648
Rivian Automotive, Inc., Class A (B) (C)	568	19,863
Tesla, Inc. (B)	4,850	1,103,569

		1,125,080

Banks - 2.4%
Bank of America Corp.	15,413	555,485
Citigroup, Inc.	3,377	154,869
Fifth Third Bancorp	6,941	247,724
SVB Financial Group (B)	179	41,342
Truist Financial Corp.	5,556	248,853
US Bancorp	11,197	475,313
Wells Fargo & Co.	14,394	661,980

		2,385,566

Beverages - 1.2%
Coca-Cola Co.	11,987	717,422
Constellation Brands, Inc., Class A	962	237,691
PepsiCo, Inc.	1,272	230,970

		1,186,083

Biotechnology - 1.8%
AbbVie, Inc.	5,492	804,029
Biogen, Inc. (B)	690	195,573
BioMarin Pharmaceutical, Inc. (B)	420	36,385
Neurocrine Biosciences, Inc. (B)	428	49,271
Regeneron Pharmaceuticals, Inc. (B)	516	386,355
Vertex Pharmaceuticals, Inc. (B)	1,080	336,960

		1,808,573

Building Products - 0.5%
Masco Corp.	2,877	133,119
Trane Technologies PLC	2,384	380,558

		513,677

Capital Markets - 0.9%
Ameriprise Financial, Inc.	509	157,342
CME Group, Inc.	997	172,780
Morgan Stanley	3,104	255,056
Raymond James Financial, Inc.	1,109	131,017
State Street Corp.	1,622	120,028
T. Rowe Price Group, Inc.	535	56,796

		893,019

Chemicals - 1.1%
Air Products & Chemicals, Inc.	411	102,914
Celanese Corp.	406	39,025
DuPont de Nemours, Inc.	2,050	117,260
Eastman Chemical Co.	2,140	164,374

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Linde PLC	1,526	$ 453,756
PPG Industries, Inc.	1,912	218,312

		1,095,641

Commercial Services & Supplies - 0.1%
Cintas Corp.	186	79,524

Communications Equipment - 0.1%
Motorola Solutions, Inc.	453	113,119

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	327	109,865

Consumer Finance - 0.9%
American Express Co.	3,604	535,014
Capital One Financial Corp.	521	55,236
S&P Global, Inc.	877	281,736

		871,986

Containers & Packaging - 0.1%
Avery Dennison Corp.	437	74,093

Diversified Financial Services - 1.1%
Berkshire Hathaway, Inc., Class B (B)	2,992	882,909
Intercontinental Exchange, Inc.	2,775	265,207

		1,148,116

Diversified Telecommunication Services - 0.0% (A)
Verizon Communications, Inc.	905	33,820

Electric Utilities - 1.1%
Exelon Corp.	8,076	311,653
FirstEnergy Corp.	4,226	159,363
NextEra Energy, Inc.	5,732	444,230
PG&E Corp. (B) (C)	13,380	199,763

		1,115,009

Electrical Equipment - 0.4%
Eaton Corp. PLC	2,610	391,683

Electronic Equipment, Instruments & Components - 0.1%
Corning, Inc.	1,614	51,922
TE Connectivity Ltd.	609	74,438

		126,360

Energy Equipment & Services - 0.1%
Baker Hughes Co.	3,334	92,218

Entertainment - 0.4%
Netflix, Inc. (B)	1,104	322,235
Walt Disney Co. (B)	1,064	113,359

		435,594

Equity Real Estate Investment Trusts - 1.5%
Camden Property Trust	1,592	183,956
Equinix, Inc.	271	153,505
Equity LifeStyle Properties, Inc.	1,682	107,581
Host Hotels & Resorts, Inc.	3,151	59,491
Prologis, Inc.	3,738	413,983
SBA Communications Corp.	881	237,782
Sun Communities, Inc.	974	131,344
UDR, Inc.	771	30,655
Ventas, Inc.	4,611	180,428

		1,498,725

Food & Staples Retailing - 0.5%
Costco Wholesale Corp.	1,041	522,062

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Food Products - 0.3%
Hershey Co.	356	$ 85,002
Mondelez International, Inc., Class A	3,335	205,036

		290,038

Health Care Equipment & Supplies - 1.5%
Abbott Laboratories	2,905	287,421
Baxter International, Inc.	3,973	215,932
Boston Scientific Corp. (B)	6,227	268,446
Dexcom, Inc. (B)	310	37,442
Intuitive Surgical, Inc. (B)	1,355	333,967
Medtronic PLC	2,933	256,168
Zimmer Biomet Holdings, Inc.	935	105,982

		1,505,358

Health Care Providers & Services - 2.3%
Centene Corp. (B)	4,381	372,955
Elevance Health, Inc.	743	406,250
Humana, Inc.	228	127,242
McKesson Corp.	449	174,827
UnitedHealth Group, Inc.	2,137	1,186,356

		2,267,630

Hotels, Restaurants & Leisure - 1.5%
Booking Holdings, Inc. (B)	152	284,161
Chipotle Mexican Grill, Inc. (B)	189	283,184
Expedia Group, Inc. (B)	1,052	98,331
Marriott International, Inc., Class A	1,214	194,374
McDonald’s Corp.	1,744	475,519
Royal Caribbean Cruises Ltd. (B) (C)	390	20,818
Yum! Brands, Inc.	824	97,438

		1,453,825

Household Durables - 0.3%
Lennar Corp., Class A	2,915	235,240
PulteGroup, Inc.	443	17,716
Toll Brothers, Inc.	1,416	61,001

		313,957

Household Products - 1.1%
Colgate-Palmolive Co.	3,651	269,590
Kimberly-Clark Corp.	1,591	198,016
Procter & Gamble Co.	4,352	586,084

		1,053,690

Industrial Conglomerates - 0.6%
Honeywell International, Inc.	3,052	622,669

Insurance - 1.2%
Aon PLC, Class A	519	146,093
Globe Life, Inc.	437	50,482
Progressive Corp.	3,430	440,412
Prudential Financial, Inc.	692	72,792
Travelers Cos., Inc.	2,653	489,372

		1,199,151

Interactive Media & Services - 2.8%
Alphabet, Inc., Class A (B)	13,677	1,292,613
Alphabet, Inc., Class C (B)	9,838	931,265
Meta Platforms, Inc., Class A (B)	4,991	464,962
ZoomInfo Technologies, Inc. (B)	1,482	65,993

		2,754,833

Internet & Direct Marketing Retail - 1.8%
Amazon.com, Inc. (B)	17,759	1,819,232

	Shares	Value
COMMON STOCKS (continued)
IT Services - 2.6%
Accenture PLC, Class A	1,982	$ 562,690
Affirm Holdings, Inc. (B) (C)	2,089	41,926
Block, Inc. (B)	504	30,275
FleetCor Technologies, Inc. (B)	1,114	207,338
Mastercard, Inc., Class A	2,622	860,488
Visa, Inc., Class A	4,521	936,570

		2,639,287

Life Sciences Tools & Services - 1.0%
Danaher Corp.	1,357	341,516
Thermo Fisher Scientific, Inc.	1,298	667,133

		1,008,649

Machinery - 1.2%
Deere & Co.	1,308	517,733
Dover Corp.	984	128,599
Ingersoll Rand, Inc.	727	36,714
Otis Worldwide Corp.	2,950	208,388
Parker-Hannifin Corp.	1,054	306,313

		1,197,747

Media - 0.7%
Charter Communications, Inc., Class A (B)	818	300,713
Comcast Corp., Class A	13,088	415,413
Interpublic Group of Cos., Inc.	722	21,509

		737,635

Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	2,197	69,623
Nucor Corp. (C)	680	89,338

		158,961

Multi-Utilities - 0.7%
Ameren Corp.	2,190	178,529
CenterPoint Energy, Inc.	6,236	178,412
Sempra Energy	1,966	296,748

		653,689

Multiline Retail - 0.2%
Target Corp.	939	154,231

Oil, Gas & Consumable Fuels - 3.1%
Chevron Corp.	1,126	203,693
ConocoPhillips	5,943	749,353
Coterra Energy, Inc.	4,226	131,555
Diamondback Energy, Inc.	2,659	417,756
EOG Resources, Inc.	2,910	397,273
Exxon Mobil Corp.	9,435	1,045,492
Phillips 66	1,409	146,945

		3,092,067

Pharmaceuticals - 2.5%
Bristol-Myers Squibb Co.	8,489	657,643
Eli Lilly & Co.	1,883	681,815
Johnson & Johnson	3,303	574,623
Merck & Co., Inc.	4,081	412,997
Pfizer, Inc.	4,090	190,390

		2,517,468

Professional Services - 0.2%
Booz Allen Hamilton Holding Corp.	658	71,623
Leidos Holdings, Inc.	1,704	173,110

		244,733

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Road & Rail - 0.7%
CSX Corp.	3,818	$ 110,951
Norfolk Southern Corp.	1,447	330,017
Uber Technologies, Inc. (B)	1,922	51,068
Union Pacific Corp.	1,079	212,714

		704,750

Semiconductors & Semiconductor Equipment - 3.2%
Advanced Micro Devices, Inc. (B)	5,218	313,393
Analog Devices, Inc.	3,101	442,265
Applied Materials, Inc.	671	59,243
Lam Research Corp.	1,094	442,829
Microchip Technology, Inc.	2,344	144,718
Micron Technology, Inc.	1,497	80,988
NVIDIA Corp.	3,880	523,684
NXP Semiconductors NV	2,663	389,011
QUALCOMM, Inc.	1,169	137,544
Teradyne, Inc.	945	76,876
Texas Instruments, Inc.	3,764	604,611

		3,215,162

Software - 4.9%
Adobe, Inc. (B)	947	301,619
Cadence Design Systems, Inc. (B)	484	73,273
DocuSign, Inc. (B)	1,220	58,926
Fortinet, Inc. (B)	1,255	71,736
Intuit, Inc.	944	403,560
Microsoft Corp.	15,147	3,516,073
Oracle Corp.	2,026	158,170
Salesforce, Inc. (B)	918	149,258
Workday, Inc., Class A (B)	798	124,344

		4,856,959

Specialty Retail - 1.9%
AutoNation, Inc. (B)	797	84,729
AutoZone, Inc. (B)	65	164,637
Best Buy Co., Inc.	2,694	184,297
Burlington Stores, Inc. (B)	556	79,486
Home Depot, Inc.	1,154	341,734
Lowe’s Cos., Inc.	3,115	607,269
O’Reilly Automotive, Inc. (B)	311	260,360
TJX Cos., Inc.	2,422	174,626
Ulta Beauty, Inc. (B)	99	41,518

		1,938,656

Technology Hardware, Storage & Peripherals - 4.4%
Apple, Inc.	27,584	4,229,731
Seagate Technology Holdings PLC	3,497	173,661

		4,403,392

Textiles, Apparel & Luxury Goods - 0.3%
NIKE, Inc., Class B	2,955	273,869

Tobacco - 0.5%
Altria Group, Inc.	4,983	230,564
Philip Morris International, Inc.	2,792	256,445

		487,009

Wireless Telecommunication Services - 0.3%
T-Mobile US, Inc. (B)	2,158	327,066

Total Common Stocks (Cost $42,330,140)		59,065,053

	Shares	Value
PREFERRED STOCK - 0.0% (A)
Electric Utilities - 0.0% (A)
SCE Trust III, Series H, Fixed until 03/15/2024, 5.75% (D)	320	$ 6,189

Total Preferred Stock (Cost $8,784)		6,189

	Principal	Value
ASSET-BACKED SECURITIES - 2.7%
Accelerated LLC Series 2021-1H, Class A, 1.35%, 10/20/2040 (E)	$52,166	47,311
BRE Grand Islander Timeshare Issuer LLC Series 2017-1A, Class A, 2.94%, 05/25/2029 (E)	18,354	17,644
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (E)	12,415	12,131
CIFC Funding Ltd. Series 2013-2A, Class A1L2, 3-Month LIBOR + 1.00%, 5.19% (D), 10/18/2030 (E)	350,000	342,753
GoodLeap Sustainable Home Solutions Trust Series 2021-4GS, Class A, 1.93%, 07/20/2048 (E)	85,199	66,668
Series 2022-1GS, Class A, 2.70%, 01/20/2049 (E)	231,079	174,646
JGWPT XXVI LLC Series 2012-2A, Class A, 3.84%, 10/15/2059 (E)	113,928	102,168
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (E)	117,323	102,009
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (E)	8,274	8,117
New Residential Advance Receivables Trust Series 2020-T1, Class AT1, 1.43%, 08/15/2053 (E)	330,000	315,339
NRZ Advance Receivables Trust Series 2020-T2, Class AT2, 1.48%, 09/15/2053 (E)	330,000	314,552
Octagon Investment Partners 33 Ltd. Series 2017-1A, Class A1, 3-Month LIBOR + 1.19%, 5.43% (D), 01/20/2031 (E)	200,000	195,907
Orange Lake Timeshare Trust Series 2016-A, Class A,
2.61%, 03/08/2029 (E)	30,598	29,270
Series 2019-A, Class A,
3.06%, 04/09/2038 (E)	56,778	53,514
Palmer Square CLO Ltd. Series 2015-2A, Class A1R2, 3-Month LIBOR + 1.10%, 5.34% (D), 07/20/2030 (E)	246,804	241,530
Sierra Timeshare Receivables Funding LLC Series 2021-1A, Class A, 0.99%, 11/20/2037 (E)	81,716	75,333

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust
Series 2017-1, Class A1,
2.75% (D), 10/25/2056 (E)	$ 14,710	$ 14,434
Series 2017-3, Class A1,
2.75% (D), 07/25/2057 (E)	13,155	12,860
Series 2017-6, Class A1,
2.75% (D), 10/25/2057 (E)	24,897	23,768
Series 2018-1, Class A1,
3.00% (D), 01/25/2058 (E)	40,398	38,882
Series 2018-3, Class A1,
3.75% (D), 05/25/2058 (E)	92,973	86,959
Series 2018-4, Class A1,
3.00% (D), 06/25/2058 (E)	134,226	120,824
Series 2020-4, Class A1,
1.75%, 10/25/2060 (E)	126,073	111,465
Trafigura Securitisation Finance PLC Series 2021-1A, Class A2, 1.08%, 01/15/2025 (E)	130,000	115,803
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033 (E)	23,475	23,314

Total Asset-Backed Securities (Cost $2,876,074)		2,647,201

CORPORATE DEBT SECURITIES - 14.1%
Aerospace & Defense - 0.2%
Boeing Co.
3.50%, 03/01/2039	91,000	59,517
5.15%, 05/01/2030	85,000	78,617
Huntington Ingalls Industries, Inc. 2.04%, 08/16/2028	108,000	86,702

		224,836

Air Freight & Logistics - 0.1%
GXO Logistics, Inc. 2.65%, 07/15/2031	153,000	108,997

Airlines - 0.2%
American Airlines Pass-Through Trust 3.20%, 12/15/2029	46,882	39,060
JetBlue Pass-Through Trust Series 2019, Class AA, 2.75%, 11/15/2033	77,453	61,491
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027 (E)	82,557	81,616
United Airlines Pass-Through Trust 3.75%, 03/03/2028	53,498	48,097

		230,264

Auto Components - 0.1%
Aptiv PLC / Aptiv Corp. 3.25%, 03/01/2032	54,000	43,032
BorgWarner, Inc. 3.38%, 03/15/2025 (C)	36,000	34,371

		77,403

Automobiles - 0.2%
Ford Motor Co. 4.35%, 12/08/2026 (C)	63,000	58,586
General Motors Co. 6.25%, 10/02/2043	15,000	13,131

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Automobiles (continued)
Stellantis Finance US, Inc. 6.38%, 09/12/2032 (E)	$ 200,000	$ 185,029

		256,746

Banks - 1.8%
Bank of America Corp.
Fixed until 03/11/2031, 2.65% (D), 03/11/2032	95,000	73,018
Fixed until 12/20/2027, 3.42% (D), 12/20/2028	72,000	63,551
Fixed until 04/27/2032, 4.57% (D), 04/27/2033	196,000	173,532
Barclays PLC Fixed until 11/02/2025, 7.33% (D), 11/02/2026	203,000	202,671
Citigroup, Inc. Fixed until 10/27/2027, 3.52% (D), 10/27/2028	219,000	193,705
Commerzbank AG 8.13%, 09/19/2023 (E)	255,000	254,100
Intesa Sanpaolo SpA
Fixed until 06/01/2031, 4.20% (D), 06/01/2032 (E)	200,000	135,275
5.02%, 06/26/2024 (E)	65,000	61,355
JPMorgan Chase & Co.
Fixed until 04/22/2026, 1.58% (D), 04/22/2027	106,000	91,145
Fixed until 02/01/2027, 3.78% (D), 02/01/2028	59,000	53,683
Fixed until 09/14/2032, 5.72% (D), 09/14/2033	175,000	163,063
UniCredit SpA Fixed until 06/03/2031, 3.13% (D), 06/03/2032 (E)	200,000	140,793
Wells Fargo & Co.
4.10%, 06/03/2026	139,000	131,440
Fixed until 07/25/2027, 4.81% (D), 07/25/2028	33,000	31,244
Fixed until 06/15/2024 (F), 5.90% (D)	40,000	36,275

		1,804,850

Beverages - 0.2%
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048	90,000	72,598
4.75%, 01/23/2029	37,000	35,967
Constellation Brands, Inc.
3.15%, 08/01/2029	63,000	53,855
3.70%, 12/06/2026	16,000	14,920

		177,340

Biotechnology - 0.2%
AbbVie, Inc.
3.20%, 05/14/2026	47,000	43,778
4.05%, 11/21/2039	40,000	32,121
Amgen, Inc. 2.00%, 01/15/2032	82,000	62,321
CSL Finance PLC 4.63%, 04/27/2042 (E)	48,000	40,365

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Biotechnology (continued)
Gilead Sciences, Inc. 4.15%, 03/01/2047	$ 24,000	$ 18,660

		197,245

Building Products - 0.3%
Carlisle Cos., Inc.
2.20%, 03/01/2032	77,000	56,564
3.75%, 12/01/2027	72,000	65,674
Carrier Global Corp. 2.72%, 02/15/2030	42,000	34,506
Owens Corning 7.00%, 12/01/2036	114,000	115,096

		271,840

Capital Markets - 1.0%
Bank of New York Mellon Corp. Fixed until 10/25/2032, 5.83% (D), 10/25/2033	81,000	81,041
Credit Suisse Group AG Fixed until 08/12/2032, 6.54% (D), 08/12/2033 (E)	262,000	227,870
Deutsche Bank AG Fixed until 09/18/2030, 3.55% (D), 09/18/2031	150,000	111,541
Goldman Sachs Group, Inc.
Fixed until 02/24/2032, 3.10% (D), 02/24/2033	181,000	141,207
6.75%, 10/01/2037	103,000	102,700
Morgan Stanley
Fixed until 12/10/2025, 0.99% (D), 12/10/2026	68,000	58,167
Fixed until 07/20/2032, 4.89% (D), 07/20/2033	77,000	70,001
5.00%, 11/24/2025	60,000	59,035
Northern Trust Corp. 6.13%, 11/02/2032	118,000	117,987

		969,549

Chemicals - 0.1%
International Flavors & Fragrances, Inc. 2.30%, 11/01/2030 (E)	74,000	55,573

Commercial Services & Supplies - 0.5%
ADT Security Corp. 4.13%, 08/01/2029 (E)	79,000	67,743
Ashtead Capital, Inc. 4.25%, 11/01/2029 (E)	200,000	173,814
ERAC USA Finance LLC 3.85%, 11/15/2024 (E)	111,000	106,976
Triton Container International Ltd. / TAL International Container Corp. 3.25%, 03/15/2032	160,000	114,714

		463,247

Construction & Engineering - 0.0% (A)
Quanta Services, Inc. 2.90%, 10/01/2030	56,000	44,149

Consumer Finance - 0.5%
Ally Financial, Inc. 8.00%, 11/01/2031	110,000	112,757

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
BMW US Capital LLC 2.80%, 04/11/2026 (E)	$ 65,000	$ 59,557
General Motors Financial Co., Inc. 5.00%, 04/09/2027	70,000	66,138
Nissan Motor Acceptance Co. LLC 2.45%, 09/15/2028 (E)	100,000	72,095
Volkswagen Group of America Finance LLC 1.63%, 11/24/2027 (E)	200,000	160,293

		470,840

Containers & Packaging - 0.1%
Sonoco Products Co. 2.25%, 02/01/2027	64,000	56,016

Diversified Financial Services - 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.85%, 10/29/2041 (C)	160,000	106,016
4.45%, 04/03/2026	150,000	138,581
Aviation Capital Group LLC
1.95%, 01/30/2026 (E)	49,000	40,919
5.50%, 12/15/2024 (E)	147,000	141,395
Kaupthing Bank 7.63%, 02/28/2020 (G) (H) (I)	710,000	0

		426,911

Diversified Telecommunication Services - 0.2%
Sprint Capital Corp. 6.88%, 11/15/2028	24,000	24,768
Verizon Communications, Inc.
1.68%, 10/30/2030	177,000	131,658
2.99%, 10/30/2056	105,000	60,125

		216,551

Electric Utilities - 0.5%
Appalachian Power Co. 3.40%, 06/01/2025	66,000	62,966
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	34,000	33,010
DTE Electric Co. 4.30%, 07/01/2044	101,000	81,373
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	108,000	76,001
Duke Energy Progress LLC 3.60%, 09/15/2047	64,000	44,996
Entergy Arkansas LLC 3.70%, 06/01/2024	48,000	47,145
Oncor Electric Delivery Co. LLC 5.30%, 06/01/2042	20,000	18,712
Pacific Gas & Electric Co. 2.50%, 02/01/2031	69,000	51,512
PacifiCorp
3.60%, 04/01/2024	61,000	59,834
5.75%, 04/01/2037	20,000	18,971
Public Service Electric & Gas Co. 3.00%, 05/15/2025	49,000	46,519

		541,039

Electronic Equipment, Instruments & Components - 0.2%
Arrow Electronics, Inc. 2.95%, 02/15/2032	58,000	44,061

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electronic Equipment, Instruments & Components (continued)
Keysight Technologies, Inc. 4.60%, 04/06/2027	$ 130,000	$ 124,536
Sensata Technologies, Inc. 4.38%, 02/15/2030 (C) (E)	50,000	43,010

		211,607

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (E)	90,000	81,701
Schlumberger Investment SA 3.65%, 12/01/2023	26,000	25,628

		107,329

Equity Real Estate Investment Trusts - 1.2%
Broadstone Net Lease LLC 2.60%, 09/15/2031	123,000	88,618
Corporate Office Properties LP
2.00%, 01/15/2029	25,000	18,636
2.25%, 03/15/2026	35,000	30,323
Invitation Homes Operating Partnership LP 4.15%, 04/15/2032	48,000	39,849
Office Properties Income Trust 3.45%, 10/15/2031	59,000	36,107
Physicians Realty LP 2.63%, 11/01/2031	94,000	69,651
Realty Income Corp. 5.63%, 10/13/2032	37,000	36,135
SBA Tower Trust
1.63%, 05/15/2051 (E)	110,000	91,750
1.88%, 07/15/2050 (E)	56,000	48,989
2.84%, 01/15/2050 (E)	300,000	278,496
3.45%, 03/15/2048 (E)	78,000	77,233
Simon Property Group LP 2.20%, 02/01/2031	73,000	54,632
Ventas Realty LP 3.25%, 10/15/2026	86,000	77,813
VICI Properties LP 4.95%, 02/15/2030	118,000	106,649
Weyerhaeuser Co. 4.00%, 04/15/2030	122,000	106,536

		1,161,417

Food & Staples Retailing - 0.2%
7-Eleven, Inc. 1.80%, 02/10/2031 (E)	123,000	90,693
Sysco Corp. 3.30%, 07/15/2026	104,000	96,093

		186,786

Food Products - 0.2%
Bunge Ltd. Finance Corp. 2.75%, 05/14/2031 (C)	94,000	73,748
Cargill, Inc. 5.13%, 10/11/2032 (E)	49,000	47,736
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc. 3.00%, 02/02/2029 (E)	44,000	35,640
Pilgrim’s Pride Corp. 3.50%, 03/01/2032 (E)	102,000	78,261

		235,385

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies - 0.2%
Alcon Finance Corp. 2.75%, 09/23/2026 (E)	$ 200,000	$ 177,824
Koninklijke Philips NV 5.00%, 03/15/2042	37,000	30,385

		208,209

Health Care Providers & Services - 0.6%
Centene Corp.
3.00%, 10/15/2030	80,000	64,500
3.38%, 02/15/2030	60,000	49,812
Cigna Corp. 2.40%, 03/15/2030	61,000	49,613
CVS Health Corp.
2.70%, 08/21/2040	50,000	32,184
3.75%, 04/01/2030	48,000	42,349
Elevance Health, Inc. 2.25%, 05/15/2030	61,000	48,942
HCA, Inc.
4.13%, 06/15/2029	28,000	24,690
5.25%, 04/15/2025	16,000	15,720
5.50%, 06/15/2047	50,000	41,619
Laboratory Corp. of America Holdings 2.95%, 12/01/2029	51,000	42,710
Molina Healthcare, Inc. 4.38%, 06/15/2028 (E)	16,000	14,350
UnitedHealth Group, Inc.
4.20%, 05/15/2032	118,000	108,515
6.05%, 02/15/2063	71,000	72,703

		607,707

Hotels, Restaurants & Leisure - 0.2%
Expedia Group, Inc.
2.95%, 03/15/2031	6,000	4,549
3.80%, 02/15/2028	65,000	57,778
Hyatt Hotels Corp. 1.80%, 10/01/2024	41,000	38,232
Warnermedia Holdings, Inc. 5.05%, 03/15/2042 (E)	114,000	83,163

		183,722

Industrial Conglomerates - 0.0% (A)
General Electric Co. 4.13%, 10/09/2042	48,000	37,093

Insurance - 0.6%
Alleghany Corp. 3.25%, 08/15/2051	136,000	86,865
Aon Corp. / Aon Global Holdings PLC 5.00%, 09/12/2032	107,000	100,478
Global Atlantic Finance Co. 3.13%, 06/15/2031 (E)	159,000	111,888
Ohio National Financial Services, Inc.
6.05%, 01/24/2030 (E)	224,000	201,875
6.63%, 05/01/2031 (E)	45,000	42,236
Prudential Financial, Inc. Fixed until 07/01/2030, 3.70% (D), 10/01/2050	94,000	73,067

		616,409

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Interactive Media & Services - 0.3%
Baidu, Inc. 4.38%, 05/14/2024	$ 200,000	$ 196,514
Tencent Holdings Ltd. 3.28%, 04/11/2024 (E)	97,000	93,853

		290,367

IT Services - 0.1%
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (C) (E)	78,000	51,508

Machinery - 0.1%
CNH Industrial Capital LLC 5.45%, 10/14/2025	95,000	93,916

Media - 0.1%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.80%, 03/01/2050	44,000	31,026
Clear Channel Outdoor Holdings, Inc. 5.13%, 08/15/2027 (E)	35,000	31,332
Comcast Corp. 2.94%, 11/01/2056	17,000	9,798
NBCUniversal Media LLC 4.45%, 01/15/2043	24,000	19,564
Paramount Global 4.20%, 05/19/2032 (C)	44,000	35,196

		126,916

Metals & Mining - 0.3%
Anglo American Capital PLC 4.50%, 03/15/2028 (E)	200,000	181,506
Freeport-McMoRan, Inc. 4.55%, 11/14/2024	105,000	102,937
Glencore Funding LLC 2.63%, 09/23/2031 (E)	82,000	61,437

		345,880

Multi-Utilities - 0.1%
Black Hills Corp. 4.25%, 11/30/2023	71,000	70,327
CMS Energy Corp.
3.88%, 03/01/2024	17,000	16,595
4.88%, 03/01/2044	26,000	21,524
Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	6,000	5,995

		114,441

Oil, Gas & Consumable Fuels - 0.8%
Boardwalk Pipelines LP 3.40%, 02/15/2031	46,000	37,061
Chevron USA, Inc. 3.25%, 10/15/2029	47,000	42,103
Energy Transfer LP
5.15%, 03/15/2045	75,000	58,203
5.95%, 10/01/2043	28,000	23,628
Enterprise Products Operating LLC 4.25%, 02/15/2048	104,000	76,803
Kinder Morgan Energy Partners LP 4.15%, 02/01/2024	52,000	51,331
Occidental Petroleum Corp. 5.55%, 03/15/2026	62,000	62,930

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Petroleos Mexicanos
6.84%, 01/23/2030	$ 139,000	$ 110,940
7.69%, 01/23/2050	17,000	11,074
Pioneer Natural Resources Co. 2.15%, 01/15/2031	90,000	69,554
Plains All American Pipeline LP / PAA Finance Corp. 3.55%, 12/15/2029	52,000	43,298
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	41,000	37,369
Shell International Finance BV
2.50%, 09/12/2026	103,000	93,941
3.75%, 09/12/2046	30,000	22,318
Williams Cos., Inc. 5.40%, 03/04/2044	28,000	23,665

		764,218

Pharmaceuticals - 0.2%
Astrazeneca Finance LLC 1.20%, 05/28/2026	40,000	34,852
AstraZeneca PLC 4.38%, 08/17/2048	34,000	28,619
Bristol-Myers Squibb Co. 1.45%, 11/13/2030	67,000	51,259
Royalty Pharma PLC 2.20%, 09/02/2030	77,000	58,224
Viatris, Inc. 2.30%, 06/22/2027	76,000	62,476

		235,430

Professional Services - 0.1%
Equifax, Inc.
2.60%, 12/01/2024	52,000	49,084
5.10%, 12/15/2027	79,000	76,127

		125,211

Road & Rail - 0.3%
Avolon Holdings Funding Ltd.
2.88%, 02/15/2025 (E)	121,000	108,331
5.50%, 01/15/2026 (E)	47,000	43,162
Burlington Northern Santa Fe LLC 4.45%, 01/15/2053	136,000	113,382

		264,875

Semiconductors & Semiconductor Equipment - 0.6%
Advanced Micro Devices, Inc. 3.92%, 06/01/2032 (C)	115,000	102,459
Broadcom, Inc.
1.95%, 02/15/2028 (E)	31,000	25,249
3.50%, 02/15/2041 (E)	57,000	37,448
KLA Corp. 3.30%, 03/01/2050 (C)	80,000	53,556
Microchip Technology, Inc. 0.98%, 09/01/2024	70,000	64,224
NXP BV / NXP Funding LLC / NXP USA, Inc.
3.25%, 11/30/2051	39,000	22,469
3.40%, 05/01/2030 (C)	75,000	62,191
QUALCOMM, Inc.
3.25%, 05/20/2027	48,000	44,582
3.25%, 05/20/2050 (C)	65,000	44,570

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment (continued)
Skyworks Solutions, Inc. 1.80%, 06/01/2026	$ 39,000	$ 33,257
TSMC Global Ltd. 1.38%, 09/28/2030 (E)	200,000	145,368

		635,373

Software - 0.3%
Crowdstrike Holdings, Inc. 3.00%, 02/15/2029 (C)	15,000	12,644
Infor, Inc. 1.75%, 07/15/2025 (E)	68,000	61,119
Oracle Corp. 3.65%, 03/25/2041	57,000	38,480
Take-Two Interactive Software, Inc. 3.55%, 04/14/2025	114,000	108,705
Workday, Inc. 3.50%, 04/01/2027	104,000	95,904

		316,852

Specialty Retail - 0.1%
Lowe’s Cos., Inc. 3.75%, 04/01/2032	80,000	69,008

Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc. 2.65%, 05/11/2050	40,000	24,907
Dell International LLC / EMC Corp. 6.02%, 06/15/2026	60,000	59,876
Seagate HDD Cayman 4.13%, 01/15/2031	115,000	87,017
Western Digital Corp. 2.85%, 02/01/2029	117,000	90,462

		262,262

Tobacco - 0.1%
BAT Capital Corp. 2.26%, 03/25/2028	128,000	101,400

Wireless Telecommunication Services - 0.2%
Sprint Corp. 7.88%, 09/15/2023	42,000	42,700
T-Mobile USA, Inc. 3.88%, 04/15/2030	135,000	119,153

		161,853

Total Corporate Debt Securities (Cost $16,722,472)		14,108,570

FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
Colombia - 0.2%
Colombia Government International Bonds 4.50%, 01/28/2026	200,000	179,744

Mexico - 0.1%
Mexico Government International Bonds 3.75%, 01/11/2028	116,000	106,457

Peru - 0.1%
Peru Government International Bonds 7.35%, 07/21/2025	100,000	104,075

Total Foreign Government Obligations (Cost $431,391)		390,276

	Principal	Value
MORTGAGE-BACKED SECURITIES - 2.5%
Alternative Loan Trust Series 2007-22, Class 2A16, 6.50%, 09/25/2037	$ 141,432	$ 59,115
BB-UBS Trust Series 2012-TFT, Class A, 2.89%, 06/05/2030 (E)	39,056	37,604
CIM Trust Series 2021-R6, Class A1, 1.43% (D), 07/25/2061 (E)	180,719	157,640
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3, 3.75%, 03/10/2047	21,150	20,706
Series 2014-GC19, Class A4, 4.02%, 03/10/2047	65,000	63,457
Series 2015-GC27, Class B, 3.77%, 02/10/2048	157,700	142,880
Citigroup Mortgage Loan Trust, Inc. Series 2018-RP1, Class A1, 3.00% (D), 09/25/2064 (E)	29,653	28,197
COMM Mortgage Trust
Series 2013-CR11, Class AM, 4.72% (D), 08/10/2050	120,000	117,945
Series 2013-GAM, Class A2, 3.37%, 02/10/2028 (E)	80,372	79,349
Series 2015-3BP, Class A, 3.18%, 02/10/2035 (E)	310,000	285,537
Commercial Mortgage Pass-Through Certificates Trust Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (E)	99,907	85,301
CSMC Trust
Series 2021-RPL2, Class A1A, 1.11% (D), 01/25/2060 (E)	153,421	125,629
Series 2021-RPL6, Class A1, 2.00% (D), 10/25/2060 (E)	135,047	116,823
Fontainebleau Miami Beach Trust Series 2019-FBLU, Class B, 3.45%, 12/10/2036 (E)	150,000	138,351
GMACM Mortgage Loan Trust Series 2005-AR1, Class 3A, 3.22% (D), 03/18/2035	10,940	9,467
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (D), 04/10/2031 (E)	150,872	149,630
Impac CMB Trust Series 2004-6, Class 1A1, 1-Month LIBOR + 0.80%, 4.39% (D), 10/25/2034	13,687	12,974
IndyMac INDX Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.26% (D), 08/25/2037	87,203	66,570
Merrill Lynch Mortgage Investors Trust Series 2003-F, Class A1, 1-Month LIBOR + 0.64%, 4.23% (D), 10/25/2028	7,331	6,818
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (D), 12/25/2052 (E)	27,158	24,131

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust
Series 2014-1A, Class A, 3.75% (D), 01/25/2054 (E)	$ 13,859	$ 12,738
Series 2014-2A, Class A3, 3.75% (D), 05/25/2054 (E)	34,139	31,015
Series 2014-3A, Class AFX3, 3.75% (D), 11/25/2054 (E)	26,049	23,878
Series 2016-3A, Class A1B, 3.25% (D), 09/25/2056 (E)	22,143	20,049
Series 2017-1A, Class A1, 4.00% (D), 02/25/2057 (E)	47,403	44,469
Series 2017-3A, Class A1, 4.00% (D), 04/25/2057 (E)	80,086	75,593
Series 2017-4A, Class A1, 4.00% (D), 05/25/2057 (E)	27,166	25,172
Series 2018-RPL1, Class A1, 3.50% (D), 12/25/2057 (E)	30,165	28,176
Series 2019-4A, Class A1B, 3.50% (D), 12/25/2058 (E)	103,650	93,189
Series 2019-5A, Class A1B, 3.50% (D), 08/25/2059 (E)	89,360	83,522
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (E)	195,000	187,688
Structured Asset Mortgage Investments II Trust Series 2003-AR4, Class A1, 1-Month LIBOR + 0.70%, 4.18% (D), 01/19/2034	32,385	30,278
Towd Point Mortgage Trust Series 2021-1, Class A1, 2.25% (D), 11/25/2061 (E)	165,590	146,297

Total Mortgage-Backed Securities (Cost $2,850,178)		2,530,188

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.4%
Federal Home Loan Mortgage Corp. 12-Month LIBOR + 1.90%, 2.40% (D), 02/01/2041	718	705
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1.38%, 06/25/2030	245,000	189,964
2.89%, 06/25/2027	50,573	49,616
3.01%, 07/25/2025	188,000	179,000
3.06% (D), 07/25/2023	50,000	49,335
3.06% (D), 08/25/2024	395,839	382,965
3.53% (D), 10/25/2023	110,000	108,377
Federal National Mortgage Association
12-Month LIBOR + 1.75%, 2.25% (D), 03/01/2041	458	449
3.33% (D), 10/25/2023	20,528	20,089
3.50%, 11/01/2028 - 01/01/2029	32,789	31,588
4.00%, 10/01/2025 - 07/01/2026	6,419	6,296
4.50%, 02/01/2025	504	499
5.00%, 04/01/2039 - 11/01/2039	59,888	59,245
5.50%, 09/01/2036 - 12/01/2041	108,200	110,681
6.00%, 05/01/2038 - 04/01/2040	60,072	61,963
6.50%, 05/01/2040	16,740	17,448

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association, Interest Only STRIPS Series 2012-120, Class IO, 0.65% (D), 02/16/2053	$ 76,637	$ 1,257
Tennessee Valley Authority 5.88%, 04/01/2036	79,000	85,451
Uniform Mortgage-Backed Security
2.00%, TBA (J)	1,410,000	1,165,415
2.50%, TBA (J)	2,448,000	2,033,912
3.00%, TBA (J)	1,785,000	1,531,543
3.50%, TBA (J)	1,873,000	1,660,697
4.00%, TBA (J)	1,163,000	1,058,330
4.50%, TBA (J)	647,000	606,992

Total U.S. Government Agency Obligations (Cost $9,761,550)		9,411,817

U.S. GOVERNMENT OBLIGATIONS - 10.0%
U.S. Treasury - 9.2%
U.S. Treasury Bonds
1.25%, 05/15/2050	684,000	350,470
1.88%, 02/15/2051 - 11/15/2051	626,000	380,048
2.00%, 02/15/2050	301,000	190,500
2.25%, 08/15/2046 - 02/15/2052	377,000	252,132
2.38%, 02/15/2042 - 05/15/2051	454,000	326,573
2.50%, 02/15/2045 - 05/15/2046	355,000	253,797
2.75%, 08/15/2042 - 11/15/2047	632,500	479,650
2.88%, 08/15/2045 - 05/15/2049	356,300	274,915
3.00%, 05/15/2042 - 08/15/2048	166,100	132,279
3.13%, 02/15/2042 - 05/15/2048	293,500	242,504
3.63%, 02/15/2044	242,300	213,101
5.25%, 02/15/2029	309,000	324,728
U.S. Treasury Notes
0.13%, 12/31/2022 - 05/31/2023	155,000	152,216
0.25%, 08/31/2025 (C)	249,000	221,396
0.63%, 05/15/2030 - 08/15/2030	472,000	365,255
0.88%, 06/30/2026	199,000	175,431
1.13%, 02/15/2031	434,000	346,742
1.25%, 11/30/2026	243,000	215,045
1.38%, 11/15/2031	397,000	316,390
1.50%, 08/15/2026 - 02/15/2030	406,300	357,659
1.63%, 11/15/2022 - 05/15/2031	1,127,900	999,603
1.88%, 02/15/2032	462,100	383,832
2.00%, 02/15/2025	93,000	87,972
2.13%, 05/15/2025 (C)	110,000	103,791
2.25%, 11/15/2025 - 11/15/2027	315,300	291,620
2.38%, 01/31/2023	151,000	150,345
2.38%, 02/29/2024 (C)	119,000	115,537
2.50%, 08/15/2023 - 05/31/2024	270,000	264,879
2.75%, 05/15/2025 - 08/15/2032	293,000	265,542
2.88%, 08/15/2028 - 05/15/2032	814,200	739,186
3.13%, 11/15/2028	183,500	172,397
4.13%, 09/30/2027 (C)	45,000	44,740

		9,190,275

U.S. Treasury Inflation-Protected Securities - 0.8%
U.S. Treasury Inflation-Protected Indexed Bonds
0.25%, 02/15/2050	195,840	129,604
1.75%, 01/15/2028	101,797	101,970
2.50%, 01/15/2029	376,215	393,328

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
U.S. Treasury Inflation-Protected Indexed Notes 0.13%, 07/15/2030	$ 202,155	$ 180,293

		805,195

Total U.S. Government Obligations (Cost $12,021,240)		9,995,470

COMMERCIAL PAPER - 7.9%
Banks - 1.4%
Korea Development Bank 3.07% (K), 12/01/2022	500,000	498,395
Mackinac Funding Co. LLC 3.19% (K), 12/01/2022	435,000	433,569
Macquarie Bank Ltd. 3.01% (K), 11/21/2022	500,000	498,929

		1,430,893

Diversified Financial Services - 5.0%
Atlantic Asset Securitization LLC 2.96% (K), 11/17/2022	500,000	499,146
Cancara Asset Securitisation LLC 3.15% (K), 12/02/2022	430,000	428,552
Chariot Funding LLC 3.98% (K), 01/09/2023	350,000	347,099
Collateralized Commercial Paper V Co. LLC 4.72% (K), 02/01/2023	450,000	444,497
Liberty Street Funding LLC 3.12% (K), 11/28/2022	250,000	249,272
Longship Funding LLC 4.43% (K), 01/17/2023	450,000	445,751
Mont Blanc Capital Corp. 3.41% (K), 11/09/2022	475,000	474,581
Nieuw Amsterdam Receivables Corp. BV 4.21% (K), 01/23/2023	500,000	494,713
Ridgefield Funding Co. LLC 4.61% (K), 01/12/2023	350,000	346,940
Sheffield Receivables Co. LLC 3.19% (K), 12/01/2022	500,000	498,343
Starbird Funding Corp. 2.94% (K), 11/07/2022	450,000	449,694

	Principal	Value
COMMERCIAL PAPER (continued)
Diversified Financial Services (continued)
Victory Receivables Corp. 2.88% (K), 11/01/2022	$ 333,000	$ 332,971

		5,011,559

Food Products - 0.5%
Britannia Funding Co. LLC 2.96% (K), 11/08/2022	475,000	474,628

Machinery - 0.5%
Illinois Tool Works, Inc. 2.65% (K), 11/02/2022	450,000	449,921

Software - 0.5%
Manhattan Asset Funding Co. LLC 3.90% (K), 01/05/2023	500,000	496,194

Total Commercial Paper (Cost $7,866,897)		7,863,195

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.0%
U.S. Treasury Bills
2.51% (K), 11/03/2022 (C)	125,000	124,985
2.92% (K), 12/01/2022	225,000	224,359
3.02% (K), 12/08/2022 (C)	495,000	493,253
3.20% (K), 12/15/2022 (C)	175,000	174,253

Total Short-Term U.S. Government Obligations (Cost $1,017,271)		1,016,850

	Shares	Value
OTHER INVESTMENT COMPANY - 1.0%
Securities Lending Collateral - 1.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (K)	1,019,937	1,019,937

Total Other Investment Company (Cost $1,019,937)		1,019,937

Total Investments (Cost $96,905,934)		108,054,746
Net Other Assets (Liabilities) - (8.0)%		(7,981,294)

Net Assets - 100.0%		$100,073,452

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	4	12/16/2022	$764,221	$776,600	$12,379	$—

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	(3)	12/30/2022	$(624,813)	$(613,148)	$11,665	$—

Total Futures Contracts					$24,044	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

INVESTMENT VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (M)	Value
ASSETS
Investments
Common Stocks	$59,065,053	$—	$—	$59,065,053
Preferred Stock	6,189	—	—	6,189
Asset-Backed Securities	—	2,647,201	—	2,647,201
Corporate Debt Securities	—	14,108,570	0	14,108,570
Foreign Government Obligations	—	390,276	—	390,276
Mortgage-Backed Securities	—	2,530,188	—	2,530,188
U.S. Government Agency Obligations	—	9,411,817	—	9,411,817
U.S. Government Obligations	—	9,995,470	—	9,995,470
Commercial Paper	—	7,863,195	—	7,863,195
Short-Term U.S. Government Obligations	—	1,016,850	—	1,016,850
Other Investment Company	1,019,937	—	—	1,019,937

Total Investments	$60,091,179	$47,963,567	$0	$108,054,746

Other Financial Instruments
Futures Contracts (N)	$24,044	$—	$—	$24,044

Total Other Financial Instruments	$24,044	$—	$—	$24,044

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing securities.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,290,205, collateralized by cash collateral of $1,019,937 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,318,835. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Floating or variable rate securities. The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the total value of 144A securities is $8,997,105, representing 9.0% of the Fund’s net assets.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Security deemed worthless.
(H)	Security is Level 3 of the fair value hierarchy.
(I)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2022, the value of the security is $0, representing 0.00% of the Fund’s net assets.
(J)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2022. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(K)	Rates disclosed reflect the yields at October 31, 2022.
(L)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(M)	Level 3 securities were not considered significant to the Fund.
(N)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Bond

(unaudited)

MARKET ENVIRONMENT

The macroeconomic story of the fiscal year ended October 31, 2022, was persistently high inflation and the efforts of the U.S. Federal Reserve (“Fed”) to tame it. Despite fears of new shutdowns and further restrictions following the discovery of the COVID-19 omicron variant in November 2021, the Fed was undeterred from formally announcing its plans to accelerate tapering of Treasury and Agency purchases in December 2021 and ending them entirely in March 2022.

By April 2022, the omicron variant had ceded headlines to the stinging inflation story, hawkish Fed and Russia-Ukraine war. There was also a brief inversion of the U.S. Treasury yield curve, signaling we are firmly in a late-cycle economy and fueling concerns of an impending recession. Rapidly rising inflation and other macro and geopolitical headwinds contributed to exceptional volatility in fixed income markets throughout the fiscal year.

Broad underlying price pressures continued to point to hawkishness by the Fed. After already hiking rates at the prior four meetings, the Federal Open Market Committee (“FOMC”) again raised the fed funds rate by 75 basis points at its September meeting, bringing the target range to 3.00% to 3.25%. At the end of the period, the median dot plot expectation for the end of 2022 fed funds rate was 4.4%.

Employment reports showed continuing strength in the labor market throughout the fiscal year as payrolls grew, pushing the unemployment rate down. Importantly, the labor force participation rate continued to climb higher mid-year as people moved off the sidelines and re-engaged in the labor market. By the close of the fiscal year, the unemployment rate had fallen to 3.5%. However, the labor force participation rate fell, indicating the pace of job growth has been slowing as the economy inches toward cooling.

The close of the fiscal year saw U.S. Gross Domestic Product increase at a stronger-than-expected annualized rate of 2.6%. This increase was largely driven by a 2.8 percentage point contribution from net exports—its largest contribution in over 40 years.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Bond (Class A) returned -15.75%, excluding any sales charges. By comparison, its benchmark, the Bloomberg US Aggregate Bond Index, returned -15.68%.

STRATEGY REVIEW

The Fund underperformed its benchmark for the fiscal year ended October 31, 2022. Although the Fund remained overweight spread-based assets during the period, overall portfolio risk was slightly reduced over the past fiscal year, as the chance of the Fed being able to navigate a soft landing for the economy became less and less likely, in the view of the portfolio managers. While corporate fundamentals remained generally healthy, margin pressures and rising interest costs became a concern for lower-rated credits, prompting the sub-adviser to modestly reduce high yield corporate credit exposure in the portfolio. Exposure to certain sub-sectors in commercial mortgage-backed securities (“CMBS”) like hospitality and retail, which benefited earlier in the fiscal year from the post-pandemic recovery, were also reduced in the period. Proceeds from these sales were largely redeployed into Treasury securities offering yields not seen in years.

From a duration perspective, the Fund started the fiscal year approximately one year short of the benchmark duration given the expectation of a move higher in rates. Over the latter half of the period, the short position was reduced to around 0.4 years given growing economic headwinds and more attractive yields.

The Fund’s duration underweight and positioning across the curve were the largest contributors to relative returns. Excess yield also contributed positively to relative performance, while spread factors were a detractor.

At an asset class level, the Fund’s overweight allocation to asset-backed securities, security selection in CMBS, and an off-index allocation to high yield corporate credit were the largest contributors to relative returns. An underweight allocation to and security selection within government securities were the largest detractors.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Jeremy Mead, CFA

Brian W. Westhoff, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2022

Transamerica Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	47.0%
U.S. Government Obligations	19.0
Asset-Backed Securities	14.3
Mortgage-Backed Securities	12.4
U.S. Government Agency Obligations	4.7
Commercial Paper	3.1
Short-Term U.S. Government Obligations	1.8
Other Investment Company	1.2
Repurchase Agreement	1.0
Foreign Government Obligations	0.7
Loan Assignment	0.3
Net Other Assets (Liabilities) ^	(5.5)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	8.67
Duration †	5.88

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	25.5%
AAA	13.3
AA	2.9
A	15.9
BBB	23.1
BB	13.8
B	5.1
CCC and Below	1.0
Not Rated	4.9
Net Other Assets (Liabilities) ^	(5.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2022

Transamerica Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception		Inception Date
Class A (POP)	(19.79)%	(1.58)%	1.00%		06/29/1987
Class A (NAV)	(15.75)%	(0.61)%	1.50%		06/29/1987
Bloomberg US Aggregate Bond Index (A)	(15.68)%	(0.54)%	0.74%
Class C (POP)	(17.21)%	(1.25)%	0.82%		11/11/2002
Class C (NAV)	(16.40)%	(1.25)%	0.82%		11/11/2002
Class I (NAV)	(15.48)%	(0.23)%	1.84%		11/30/2009
Class I2 (NAV)	(15.42)%	(0.14)%	1.94%		11/08/2004
Class R (NAV)	N/A	N/A	(13.24	)%(B)	03/01/2022
Class R6 (NAV)	(15.43)%	(0.16)%	1.08%		05/29/2015

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for Class A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, R and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. Interest rates may go up, causing the value of the Fund’s investments to decline. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. These risks are described in more detail in the prospectus

Transamerica Funds	Annual Report 2022

Transamerica Bond

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES - 14.3%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (A)	$462,322	$444,968
Accelerated LLC
Series 2021-1H, Class B,
1.90%, 10/20/2040 (A)	3,592,987	3,171,274
Series 2021-1H, Class D,
3.58%, 10/20/2040 (A)	2,151,877	1,896,378
Anchorage Capital CLO 16 Ltd. Series 2020-16A, Class CR, 3-Month LIBOR + 2.40%, 6.63% (B), 01/19/2035 (A)	2,700,000	2,454,367
Anchorage Capital CLO 25 Ltd. Series 2022-25A, Class C, 3-Month Term SOFR + 2.35%, 6.31% (B), 04/20/2035 (A)	4,400,000	4,117,093
Anchorage Capital CLO 9 Ltd. Series 2016-9A, Class AR2, 3-Month LIBOR + 1.14%, 5.22% (B), 07/15/2032 (A)	3,600,000	3,479,782
Aqua Finance Trust Series 2021-A, Class A, 1.54%, 07/17/2046 (A)	2,629,929	2,372,172
Battalion CLO XVI Ltd. Series 2019-16A, Class CR, 3-Month LIBOR + 2.25%, 6.49% (B), 12/19/2032 (A)	3,100,000	2,866,957
Battalion CLO XXI Ltd. Series 2021-21A, Class A, 3-Month LIBOR + 1.18%, 5.26% (B), 07/15/2034 (A)	2,880,000	2,758,484
Bavarian Sky UK 5 PLC Series 2014-1A, Class A1A2, 3-Month LIBOR + 1.20%, 5.44% (B), 10/20/2034 (A)	4,500,000	4,273,798
BRE Grand Islander Timeshare Issuer LLC Series 2017-1A, Class A, 2.94%, 05/25/2029 (A)	105,534	101,452
BXG Receivables Note Trust
Series 2015-A, Class A,
2.88%, 05/02/2030 (A)	341,990	334,144
Series 2020-A, Class A,
1.55%, 02/28/2036 (A)	1,078,481	963,071
CARS-DB4 LP
Series 2020-1A, Class A1,
2.69%, 02/15/2050 (A)	1,099,541	1,019,836
Series 2020-1A, Class A4,
3.19%, 02/15/2050 (A)	5,968,681	5,542,345
CARS-DB5 LP Series 2021-1A, Class A3, 1.92%, 08/15/2051 (A)	4,115,708	3,499,354
Countrywide Asset-Backed Certificates Series 2002-S3, Class A5, 4.93% (B), 05/25/2032	6,731	6,550
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 02/27/2051 (A)	4,727,000	4,032,979

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Diamond Infrastructure Funding LLC Series 2021-1A, Class A, 1.76%, 04/15/2049 (A)	$ 3,375,000	$ 2,742,081
Diamond Resorts Owner Trust Series 2019-1A, Class A, 2.89%, 02/20/2032 (A)	597,365	581,560
ExteNet LLC Series 2019-1A, Class A2, 3.20%, 07/26/2049 (A)	2,765,000	2,601,492
GoodLeap Sustainable Home Solutions Trust
Series 2021-4GS, Class A,
1.93%, 07/20/2048 (A)	2,820,083	2,206,718
Series 2021-5CS, Class A,
2.31%, 10/20/2048 (A)	3,113,243	2,172,364
Series 2022-1GS, Class A,
2.70%, 01/20/2049 (A)	3,974,555	3,003,904
GSAA Home Equity Trust Series 2006-1, Class A3, 1-Month LIBOR + 0.66%, 4.25% (B), 01/25/2036	993,245	448,002
Hilton Grand Vacations Trust Series 2018-AA, Class C, 4.00%, 02/25/2032 (A)	509,221	484,919
JG Wentworth XXI LLC Series 2010-2A, Class A, 4.07%, 01/15/2048 (A)	335,790	325,647
JGWPT XXIII LLC Series 2011-1A, Class A, 4.70%, 10/15/2056 (A)	1,141,964	1,073,641
Lehman XS Trust Series 2005-8, Class 1A3, 1-Month LIBOR + 0.70%, 4.29% (B), 12/25/2035	827,133	848,756
Longfellow Place CLO Ltd. Series 2013-1A, Class AR3, 3-Month LIBOR + 1.00%, 5.08% (B), 04/15/2029 (A)	1,899,161	1,877,756
MVW LLC
Series 2019-2A, Class B,
2.44%, 10/20/2038 (A)	651,482	607,829
Series 2021-1WA, Class C,
1.94%, 01/22/2041 (A)	2,017,686	1,778,512
MVW Owner Trust Series 2019-1A, Class A, 2.89%, 11/20/2036 (A)	1,145,494	1,079,707
New Residential Advance Receivables Trust
Series 2020-APT1, Class AT1,
1.03%, 12/16/2052 (A)	2,800,000	2,779,792
Series 2020-APT1, Class DT1,
2.00%, 12/16/2052 (A)	400,000	396,044
Series 2020-T1, Class AT1,
1.43%, 08/15/2053 (A)	13,300,000	12,709,106
Series 2020-T1, Class BT1,
1.82%, 08/15/2053 (A)	2,400,000	2,283,706
Series 2020-T1, Class DT1,
3.01%, 08/15/2053 (A)	3,390,000	3,220,992

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES (continued)
NRZ Advance Receivables Trust
Series 2020-T2, Class AT2,
1.48%, 09/15/2053 (A)	$ 20,909,042	$ 19,930,277
Series 2020-T2, Class CT2,
2.17%, 09/15/2053 (A)	1,200,000	1,141,392
Octagon 54 Ltd. Series 2021-1A, Class A1, 3-Month LIBOR + 1.12%, 5.20% (B), 07/15/2034 (A)	2,750,000	2,627,933
Orange Lake Timeshare Trust
Series 2016-A, Class A,
2.61%, 03/08/2029 (A)	176,168	168,525
Series 2018-A, Class C,
3.74%, 11/08/2030 (A)	381,188	366,526
Series 2019-A, Class A,
3.06%, 04/09/2038 (A)	298,830	281,655
Series 2019-A, Class C,
3.61%, 04/09/2038 (A)	298,828	279,773
Pikes Peak CLO 4 Series 2019-4A, Class AR, 3-Month LIBOR + 1.20%, 5.28% (B), 07/15/2034 (A)	4,395,000	4,212,041
Sierra Timeshare Receivables Funding LLC
Series 2018-3A, Class A,
3.69%, 09/20/2035 (A)	471,237	463,333
Series 2018-3A, Class D,
5.20%, 09/20/2035 (A)	506,802	492,734
Series 2019-1A, Class B,
3.42%, 01/20/2036 (A)	359,638	338,343
Series 2019-2A, Class A,
2.59%, 05/20/2036 (A)	499,619	478,824
Series 2019-2A, Class D,
4.54%, 05/20/2036 (A)	506,920	473,028
Series 2020-2A, Class A,
1.33%, 07/20/2037 (A)	245,822	228,054
Series 2020-2A, Class B,
2.32%, 07/20/2037 (A)	1,193,754	1,094,912
Series 2021-1A, Class C,
1.79%, 11/20/2037 (A)	2,484,998	2,263,904
Series 2021-1A, Class D,
3.17%, 11/20/2037 (A)	1,722,317	1,570,706
SPS Servicer Advance Receivables Trust II
Series 2020-T1, Class AT1,
1.28%, 11/15/2052 (A)	3,169,333	3,162,946
Series 2020-T1, Class CT1,
1.82%, 11/15/2052 (A)	654,667	653,355
Series 2020-T1, Class DT1,
2.37%, 11/15/2052 (A)	360,000	359,275
STORE Master Funding I LLC Series 2015-1A, Class A2, 4.17%, 04/20/2045 (A)	1,034,688	971,855
Sunnova Helios V Issuer LLC Series 2021-A, Class A, 1.80%, 02/20/2048 (A)	2,401,423	1,921,671
TICP CLO III-2 Ltd. Series 2018-3R, Class B, 3-Month LIBOR + 1.35%, 5.59% (B), 04/20/2028 (A)	1,250,000	1,220,014

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust
Series 2017-1, Class A1,
2.75% (B), 10/25/2056 (A)	$ 326,567	$ 320,434
Series 2017-3, Class A1,
2.75% (B), 07/25/2057 (A)	283,230	276,873
Series 2017-4, Class A1,
2.75% (B), 06/25/2057 (A)	2,029,257	1,918,092
Series 2017-6, Class A1,
2.75% (B), 10/25/2057 (A)	1,932,335	1,844,708
Series 2018-2, Class A1,
3.25% (B), 03/25/2058 (A)	1,723,262	1,644,290
Series 2018-4, Class A1,
3.00% (B), 06/25/2058 (A)	3,099,757	2,790,251
Series 2018-5, Class A1A,
3.25% (B), 07/25/2058 (A)	1,023,336	976,968
Series 2019-1, Class A1,
3.70% (B), 03/25/2058 (A)	5,504,167	5,053,844
Series 2020-4, Class A1,
1.75%, 10/25/2060 (A)	8,287,047	7,326,881
Vantage Data Centers Issuer LLC Series 2020-1A, Class A2, 1.65%, 09/15/2045 (A)	5,085,000	4,456,555
VSE VOI Mortgage LLC Series 2018-A, Class A, 3.56%, 02/20/2036 (A)	328,579	317,716
Welk Resorts LLC Series 2019-AA, Class A, 2.80%, 06/15/2038 (A)	699,793	672,089
Wellfleet CLO Ltd.
Series 2015-1A, Class BR4,
3-Month LIBOR + 1.55%, 5.79% (B), 07/20/2029 (A)	3,815,000	3,660,508
Series 2016-2A, Class A2R,
3-Month LIBOR + 1.58%, 5.82% (B), 10/20/2028 (A)	4,975,000	4,736,026
Series 2017-2A, Class A2R,
3-Month LIBOR + 1.62%, 5.86% (B), 10/20/2029 (A)	4,000,000	3,799,864
Series 2022-1A, Class C,
3-Month Term SOFR + 2.85%, 6.71% (B), 04/15/2034 (A)	2,500,000	2,366,020

Total Asset-Backed Securities (Cost $188,533,699)		173,419,727

CORPORATE DEBT SECURITIES - 47.0%
Aerospace & Defense - 0.8%
Boeing Co.
5.15%, 05/01/2030	3,195,000	2,955,065
5.93%, 05/01/2060	2,833,000	2,385,650
Embraer Netherlands Finance BV 6.95%, 01/17/2028 (A)	2,343,000	2,210,058
Huntington Ingalls Industries, Inc. 2.04%, 08/16/2028	2,986,000	2,397,138

		9,947,911

Air Freight & Logistics - 0.2%
GXO Logistics, Inc. 2.65%, 07/15/2031	4,221,000	3,007,036

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Airlines - 1.2%
American Airlines Pass-Through Trust
3.15%, 08/15/2033	$ 1,486,818	$ 1,216,259
3.70%, 04/01/2028	1,082,375	912,556
4.00%, 01/15/2027	1,575,710	1,340,620
Delta Air Lines Pass-Through Trust 3.20%, 10/25/2025	1,655,000	1,586,651
Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.75%, 10/20/2028 (A)	2,086,000	1,940,026
JetBlue Pass-Through Trust Series 2019, Class AA, 2.75%, 11/15/2033	2,535,473	2,012,948
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027 (A)	2,770,728	2,739,156
United Airlines Pass-Through Trust
3.75%, 03/03/2028	1,255,385	1,128,640
4.15%, 02/25/2033	1,855,698	1,645,099
US Airways Pass-Through Trust 3.95%, 05/15/2027	209,552	185,349

		14,707,304

Auto Components - 0.1%
Aptiv PLC / Aptiv Corp. 3.25%, 03/01/2032	1,762,000	1,404,114

Automobiles - 0.4%
General Motors Co. 6.25%, 10/02/2043	2,723,000	2,383,817
Stellantis Finance US, Inc. 6.38%, 09/12/2032 (A)	3,152,000	2,916,051

		5,299,868

Banks - 4.5%
Banco Santander SA 2.75%, 12/03/2030	2,400,000	1,657,245
Bank of America Corp.
Fixed until 03/11/2031, 2.65% (B), 03/11/2032	3,000,000	2,305,841
Fixed until 04/27/2032, 4.57% (B), 04/27/2033	6,338,000	5,611,465
Barclays PLC Fixed until 11/02/2025, 1.00% (B), 11/02/2026	3,690,000	3,684,023
BBVA Bancomer SA Fixed until 09/13/2029, 5.88% (B), 09/13/2034 (A)	4,265,000	3,563,535
BPCE SA 4.50%, 03/15/2025 (A) (C)	3,992,000	3,746,769
Citigroup, Inc. Fixed until 12/10/2025 (D), 4.00% (B)	3,111,000	2,624,129
Commerzbank AG 8.13%, 09/19/2023 (A)	4,661,000	4,644,548
HSBC Holdings PLC Fixed until 08/11/2027, 5.21% (B), 08/11/2028	3,376,000	3,090,306
Intesa Sanpaolo SpA Fixed until 06/01/2031, 4.20% (B), 06/01/2032 (A)	3,837,000	2,595,245

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
JPMorgan Chase & Co.
Fixed until 02/01/2025 (D), 4.60% (B)	$ 4,698,000	$ 4,192,495
Fixed until 09/14/2032, 5.72% (B), 09/14/2033	3,842,000	3,579,933
Lloyds Banking Group PLC Fixed until 06/27/2026 (D), 6.75% (B) (C)	2,567,000	2,337,702
Truist Financial Corp. Fixed until 09/01/2025 (D), 4.95% (B) (C)	5,369,000	5,140,818
UniCredit SpA Fixed until 06/03/2031, 3.13% (B), 06/03/2032 (A)	5,335,000	3,755,640
Wells Fargo & Co. Fixed until 07/25/2027, 4.81% (B), 07/25/2028	2,561,000	2,424,737

		54,954,431

Beverages - 0.7%
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048	1,089,000	878,437
4.75%, 01/23/2029	2,771,000	2,693,609
Constellation Brands, Inc.
3.15%, 08/01/2029	1,344,000	1,148,908
3.70%, 12/06/2026	771,000	718,968
Primo Water Holdings, Inc. 4.38%, 04/30/2029 (A)	3,655,000	3,092,529

		8,532,451

Biotechnology - 0.5%
AbbVie, Inc.
3.20%, 05/14/2026	1,193,000	1,111,209
4.05%, 11/21/2039	1,711,000	1,373,971
Amgen, Inc. 2.00%, 01/15/2032	2,822,000	2,144,768
CSL Finance PLC 4.63%, 04/27/2042 (A)	1,546,000	1,300,112

		5,930,060

Building Products - 0.7%
Builders FirstSource, Inc. 5.00%, 03/01/2030 (A)	859,000	744,925
Carlisle Cos., Inc.
2.20%, 03/01/2032	2,572,000	1,889,381
3.75%, 12/01/2027	1,452,000	1,324,414
Carrier Global Corp. 2.72%, 02/15/2030	1,942,000	1,595,503
Owens Corning 7.00%, 12/01/2036 (C)	1,811,000	1,828,416
Standard Industries, Inc. 3.38%, 01/15/2031 (A)	2,179,000	1,630,328

		9,012,967

Capital Markets - 2.3%
Bank of New York Mellon Corp. Fixed until 10/25/2032, 5.83% (B), 10/25/2033	2,453,000	2,454,229
Credit Suisse AG 6.50%, 08/08/2023 (A)	3,070,000	2,965,528

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Credit Suisse Group AG Fixed until 08/21/2026 (D), 6.38% (A) (B)	$ 5,547,000	$ 4,137,946
Deutsche Bank AG Fixed until 05/24/2023, 4.30% (B), 05/24/2028	3,443,000	3,149,469
Goldman Sachs Group, Inc. Fixed until 02/24/2032, 3.10% (B), 02/24/2033	5,025,000	3,920,255
LPL Holdings, Inc. 4.00%, 03/15/2029 (A)	3,175,000	2,771,108
Morgan Stanley 4.00%, 07/23/2025	2,582,000	2,480,632
Fixed until 07/20/2032, 4.89% (B), 07/20/2033	2,696,000	2,450,938
Northern Trust Corp. 6.13%, 11/02/2032	3,565,000	3,564,613

		27,894,718

Chemicals - 0.7%
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028 (A)	1,005,000	798,791
International Flavors & Fragrances, Inc. 2.30%, 11/01/2030 (A)	2,647,000	1,987,853
Mosaic Co. 4.05%, 11/15/2027	800,000	740,094
NOVA Chemicals Corp. 4.88%, 06/01/2024 (A)	2,800,000	2,723,000
Nutrien Ltd. 4.20%, 04/01/2029	2,011,000	1,840,801

		8,090,539

Commercial Services & Supplies - 0.9%
ADT Security Corp. 4.13%, 08/01/2029 (A)	2,728,000	2,339,287
Ashtead Capital, Inc. 4.25%, 11/01/2029 (A)	1,358,000	1,180,198
Stericycle, Inc.
3.88%, 01/15/2029 (A)	1,868,000	1,623,292
5.38%, 07/15/2024 (A)	1,408,000	1,386,880
Triton Container International Ltd. / TAL International Container Corp. 3.25%, 03/15/2032	5,371,000	3,850,795

		10,380,452

Communications Equipment - 0.4%
CommScope, Inc. 4.75%, 09/01/2029 (A)	5,544,000	4,690,437

Construction & Engineering - 0.6%
Ashton Woods USA LLC / Ashton Woods Finance Co. 4.63%, 08/01/2029 - 04/01/2030 (A)	2,660,000	1,981,551
IHS Holding Ltd. 5.63%, 11/29/2026 (A)	2,561,000	1,928,945
IHS Netherlands Holdco BV 8.00%, 09/18/2027 (A)	1,975,000	1,524,463
Quanta Services, Inc. 2.90%, 10/01/2030	2,043,000	1,610,644

		7,045,603

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction Materials - 0.4%
CRH America Finance, Inc. 3.40%, 05/09/2027 (A)	$ 2,580,000	$ 2,357,538
Holcim Finance US LLC 3.50%, 09/22/2026 (A)	2,427,000	2,242,073

		4,599,611

Consumer Finance - 1.2%
Ally Financial, Inc. 8.00%, 11/01/2031	3,848,000	3,944,455
BMW US Capital LLC 2.80%, 04/11/2026 (A)	1,921,000	1,760,146
Ford Motor Credit Co. LLC 3.38%, 11/13/2025	4,705,000	4,268,423
Nissan Motor Acceptance Co. LLC 2.45%, 09/15/2028 (A)	3,359,000	2,421,679
Volkswagen Group of America Finance LLC 1.63%, 11/24/2027 (A) (C)	2,089,000	1,674,261

		14,068,964

Containers & Packaging - 1.1%
Clydesdale Acquisition Holdings, Inc. 6.63%, 04/15/2029 (A)	2,004,000	1,898,169
Mauser Packaging Solutions Holding Co. 5.50%, 04/15/2024 (A)	4,070,000	3,988,600
Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer LLC 4.00%, 10/15/2027 (A)	3,570,000	3,186,225
Sonoco Products Co. 2.25%, 02/01/2027	2,168,000	1,897,533
WRKCo, Inc. 3.90%, 06/01/2028	2,405,000	2,161,039

		13,131,566

Diversified Financial Services - 2.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.85%, 10/29/2041	3,574,000	2,368,125
4.45%, 04/03/2026	3,579,000	3,306,534
Aviation Capital Group LLC
1.95%, 01/30/2026 (A)	1,920,000	1,603,379
3.50%, 11/01/2027 (A)	1,507,000	1,223,473
5.50%, 12/15/2024 (A)	5,008,000	4,817,037
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 4.25%, 02/01/2027 (A)	5,711,000	4,798,686
Mexico Remittances Funding Fiduciary Estate Management SARL 4.88%, 01/15/2028 (A)	6,098,000	5,000,360
United Wholesale Mortgage LLC 5.50%, 11/15/2025 (A)	4,725,000	4,242,010
Virgin Media Secured Finance PLC
4.50%, 08/15/2030 (A)	2,800,000	2,313,882
5.50%, 05/15/2029 (A)	3,940,000	3,580,357

		33,253,843

Diversified Telecommunication Services - 0.4%
Axian Telecom 7.38%, 02/16/2027 (A)	1,148,000	981,540

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.
1.75%, 01/20/2031	$ 2,923,000	$ 2,166,399
4.13%, 03/16/2027	2,134,000	2,028,491

		5,176,430

Electric Utilities - 1.0%
Cleveland Electric Illuminating Co. 3.50%, 04/01/2028 (A)	4,456,000	3,978,221
EDP Finance BV 3.63%, 07/15/2024 (A)	5,254,000	5,046,409
NRG Energy, Inc.
3.38%, 02/15/2029 (A)	598,000	498,499
3.63%, 02/15/2031 (A)	854,000	683,012
Pacific Gas & Electric Co. 2.50%, 02/01/2031	1,960,000	1,463,227

		11,669,368

Electronic Equipment, Instruments & Components - 0.4%
Arrow Electronics, Inc. 2.95%, 02/15/2032	1,991,000	1,512,508
Keysight Technologies, Inc. 4.60%, 04/06/2027	2,272,000	2,176,501
Sensata Technologies, Inc.
3.75%, 02/15/2031 (A)	210,000	167,212
4.38%, 02/15/2030 (A)	1,498,000	1,288,595

		5,144,816

Energy Equipment & Services - 0.3%
Investment Energy Resources Ltd. 6.25%, 04/26/2029 (A)	1,793,000	1,508,648
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (A)	1,737,000	1,576,829

		3,085,477

Equity Real Estate Investment Trusts - 2.9%
Broadstone Net Lease LLC 2.60%, 09/15/2031	2,555,000	1,840,812
Corporate Office Properties LP
2.00%, 01/15/2029	879,000	655,229
2.25%, 03/15/2026	1,251,000	1,083,837
EPR Properties 3.75%, 08/15/2029	2,420,000	1,778,139
HAT Holdings I LLC / HAT Holdings II LLC 3.38%, 06/15/2026 (A)	1,830,000	1,495,366
Invitation Homes Operating Partnership LP 4.15%, 04/15/2032	1,602,000	1,329,960
Iron Mountain, Inc. 5.25%, 03/15/2028 (A)	3,028,000	2,785,760
iStar, Inc.
4.25%, 08/01/2025	708,000	685,833
5.50%, 02/15/2026 (C)	3,496,000	3,485,932
Office Properties Income Trust 3.45%, 10/15/2031	2,042,000	1,249,656
Physicians Realty LP 2.63%, 11/01/2031	2,095,000	1,552,333
Realty Income Corp. 5.63%, 10/13/2032	1,146,000	1,119,216
SBA Tower Trust
1.63%, 05/15/2051 (A)	1,660,000	1,384,599
2.84%, 01/15/2050 (A)	6,883,000	6,389,629
3.45%, 03/15/2048 (A)	995,000	985,211

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Simon Property Group LP 2.20%, 02/01/2031	$ 2,546,000	$ 1,905,387
VICI Properties LP 4.95%, 02/15/2030	3,802,000	3,436,256
Weyerhaeuser Co. 4.00%, 04/15/2030	2,433,000	2,124,612

		35,287,767

Food & Staples Retailing - 0.9%
7-Eleven, Inc. 1.80%, 02/10/2031 (A)	3,318,000	2,446,508
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP 4.63%, 01/15/2027 (A)	3,613,000	3,348,203
InRetail Consumer 3.25%, 03/22/2028 (A)	3,042,000	2,405,461
Sysco Corp. 5.95%, 04/01/2030	2,267,000	2,314,546

		10,514,718

Food Products - 1.1%
Bunge Ltd. Finance Corp.
1.63%, 08/17/2025	2,035,000	1,820,787
2.75%, 05/14/2031 (C)	2,231,000	1,750,332
Cargill, Inc. 5.13%, 10/11/2032 (A)	1,530,000	1,490,548
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc. 3.00%, 02/02/2029 (A)	1,558,000	1,261,988
Pilgrim’s Pride Corp. 3.50%, 03/01/2032 (A)	3,473,000	2,664,694
Post Holdings, Inc.
4.63%, 04/15/2030 (A)	680,000	571,940
5.50%, 12/15/2029 (A)	1,504,000	1,353,480
5.63%, 01/15/2028 (A)	800,000	747,920
Viterra Finance BV 4.90%, 04/21/2027 (A)	2,466,000	2,252,481

		13,914,170

Health Care Equipment & Supplies - 0.5%
Alcon Finance Corp. 2.75%, 09/23/2026 (A) (C)	2,053,000	1,825,369
Boston Scientific Corp. 4.70%, 03/01/2049	529,000	445,851
Medline Borrower LP
3.88%, 04/01/2029 (A)	1,483,000	1,216,060
5.25%, 10/01/2029 (A) (C)	489,000	380,799
Stryker Corp. 1.95%, 06/15/2030	2,312,000	1,816,166

		5,684,245

Health Care Providers & Services - 2.0%
Centene Corp.
3.00%, 10/15/2030	1,171,000	944,119
3.38%, 02/15/2030	3,806,000	3,159,741
4.25%, 12/15/2027	1,047,000	967,166
CHS / Community Health Systems, Inc.
5.25%, 05/15/2030 (A)	1,927,000	1,334,447
8.00%, 03/15/2026 (A)	425,000	366,563

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Cigna Corp. 2.40%, 03/15/2030	$ 2,085,000	$ 1,695,786
CVS Health Corp. 4.78%, 03/25/2038	2,957,000	2,559,697
Elevance Health, Inc. 2.25%, 05/15/2030	2,121,000	1,701,721
HCA, Inc.
4.13%, 06/15/2029	1,566,000	1,380,882
7.50%, 11/06/2033	1,031,000	1,029,128
Laboratory Corp. of America Holdings 2.95%, 12/01/2029	1,695,000	1,419,468
Molina Healthcare, Inc. 4.38%, 06/15/2028 (A)	1,151,000	1,032,286
Tenet Healthcare Corp. 5.13%, 11/01/2027 (A)	1,400,000	1,289,750
UnitedHealth Group, Inc.
4.20%, 05/15/2032	2,971,000	2,732,197
6.05%, 02/15/2063	2,137,000	2,188,247

		23,801,198

Hotels, Restaurants & Leisure - 2.2%
Boyd Gaming Corp. 4.75%, 12/01/2027	849,000	782,201
Boyne USA, Inc. 4.75%, 05/15/2029 (A)	999,000	874,125
Expedia Group, Inc.
2.95%, 03/15/2031	229,000	173,614
3.80%, 02/15/2028	1,761,000	1,565,335
GLP Capital LP / GLP Financing II, Inc. 4.00%, 01/15/2030	2,357,000	1,943,747
Hilton Domestic Operating Co., Inc. 3.75%, 05/01/2029 (A)	3,099,000	2,641,897
Hyatt Hotels Corp. 1.80%, 10/01/2024	1,368,000	1,275,628
International Game Technology PLC 6.50%, 02/15/2025 (A)	2,792,000	2,792,000
Marriott International, Inc.
2.75%, 10/15/2033 (C)	2,387,000	1,731,095
5.75%, 05/01/2025	292,000	294,540
MGM Resorts International
4.75%, 10/15/2028	1,627,000	1,410,662
5.75%, 06/15/2025	753,000	732,872
NCL Corp. Ltd. 5.88%, 03/15/2026 (A)	2,716,000	2,223,725
Royal Caribbean Cruises Ltd. 5.50%, 04/01/2028 (A) (C)	1,364,000	1,050,280
Scientific Games International, Inc.
7.00%, 05/15/2028 (A)	699,000	676,443
7.25%, 11/15/2029 (A)	796,000	769,493
Viking Cruises Ltd. 5.88%, 09/15/2027 (A)	4,525,000	3,575,365
Warnermedia Holdings, Inc. 5.05%, 03/15/2042 (A)	2,861,000	2,087,113

		26,600,135

Household Durables - 0.3%
Century Communities, Inc.
3.88%, 08/15/2029 (A)	2,383,000	1,876,708
6.75%, 06/01/2027	1,319,000	1,259,305

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Household Durables (continued)
KB Home 7.63%, 05/15/2023	$ 795,000	$ 795,560

		3,931,573

Independent Power & Renewable Electricity Producers - 0.3%
Calpine Corp. 3.75%, 03/01/2031 (A)	4,515,000	3,700,976

Insurance - 2.3%
Alleghany Corp. 3.25%, 08/15/2051	4,050,000	2,586,791
Aon Corp. / Aon Global Holdings PLC 5.00%, 09/12/2032	3,143,000	2,951,430
AXA SA 8.60%, 12/15/2030	3,593,000	4,138,417
Cloverie PLC for Zurich Insurance Co. Ltd. Fixed until 06/24/2026, 5.63% (B), 06/24/2046 (E)	6,400,000	5,960,000
Global Atlantic Finance Co. Fixed until 07/15/2026, 4.70% (B), 10/15/2051 (A)	5,907,000	4,351,068
Muenchener Rueckversicherungs-Gesellschaft AG Fixed until 11/23/2031, 5.88% (B), 05/23/2042 (A)	1,800,000	1,714,313
Ohio National Financial Services, Inc.
6.05%, 01/24/2030 (A)	5,254,000	4,735,052
6.63%, 05/01/2031 (A)	1,451,000	1,361,863

		27,798,934

Interactive Media & Services - 0.3%
Baidu, Inc. 4.38%, 05/14/2024 (C)	2,436,000	2,393,541
Tencent Holdings Ltd. 3.28%, 04/11/2024 (A)	1,686,000	1,631,306

		4,024,847

IT Services - 0.2%
Gartner, Inc. 4.50%, 07/01/2028 (A)	413,000	382,739
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (A) (C)	2,584,000	1,706,377

		2,089,116

Leisure Products - 0.0% (F)
Mattel, Inc. 5.88%, 12/15/2027 (A)	360,000	350,100

Life Sciences Tools & Services - 0.1%
Charles River Laboratories International, Inc. 4.00%, 03/15/2031 (A)	846,000	711,678

Machinery - 0.2%
CNH Industrial Capital LLC 5.45%, 10/14/2025	2,905,000	2,871,863

Marine - 0.2%
MV24 Capital BV 6.75%, 06/01/2034 (A)	3,355,598	2,772,310

Media - 1.3%
Charter Communications Operating LLC / Charter Communications Operating Capital 5.13%, 07/01/2049	3,691,000	2,711,952

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Clear Channel Outdoor Holdings, Inc.
5.13%, 08/15/2027 (A)	$ 1,443,000	$ 1,291,774
7.50%, 06/01/2029 (A) (C)	1,392,000	1,098,079
Comcast Corp. 4.15%, 10/15/2028	3,261,000	3,061,280
CSC Holdings LLC
4.50%, 11/15/2031 (A)	2,454,000	1,915,960
4.63%, 12/01/2030 (A)	1,217,000	875,963
Diamond Sports Group LLC / Diamond Sports Finance Co.
5.38%, 08/15/2026 (A)	1,040,000	208,000
6.63%, 08/15/2027 (A)	690,000	33,638
Directv Financing LLC / Directv Financing Co-Obligor, Inc. 5.88%, 08/15/2027 (A)	1,031,000	928,544
DISH DBS Corp. 5.00%, 03/15/2023	1,500,000	1,481,400
Paramount Global 4.20%, 05/19/2032	1,611,000	1,288,637
VZ Secured Financing BV 5.00%, 01/15/2032 (A)	1,617,000	1,297,643

		16,192,870

Metals & Mining - 0.5%
Freeport-McMoRan, Inc. 3.88%, 03/15/2023	3,900,000	3,873,035
Glencore Funding LLC 2.63%, 09/23/2031 (A) (C)	2,750,000	2,060,378
Novelis Corp.
3.25%, 11/15/2026 (A)	236,000	206,508
3.88%, 08/15/2031 (A)	236,000	182,831

		6,322,752

Multi-Utilities - 0.3%
Black Hills Corp.
3.15%, 01/15/2027	1,874,000	1,690,651
4.25%, 11/30/2023	1,419,000	1,405,551

		3,096,202

Oil, Gas & Consumable Fuels - 3.7%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.38%, 06/15/2029 (A)	1,175,000	1,070,719
7.88%, 05/15/2026 (A)	2,739,000	2,793,780
Boardwalk Pipelines LP 3.40%, 02/15/2031	1,514,000	1,219,799
Cheniere Energy Partners LP
4.00%, 03/01/2031	4,568,000	3,851,212
4.50%, 10/01/2029	1,735,000	1,531,138
Chevron USA, Inc. 3.25%, 10/15/2029	1,773,000	1,588,250
Energy Transfer LP 6.00%, 06/15/2048	4,602,000	3,857,149
EnLink Midstream Partners LP 5.05%, 04/01/2045	1,095,000	795,101
EQM Midstream Partners LP 6.50%, 07/15/2048	2,310,000	1,778,700
Exxon Mobil Corp. 3.04%, 03/01/2026	2,435,000	2,288,426

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
NuStar Logistics LP
5.63%, 04/28/2027	$ 2,000,000	$ 1,855,610
5.75%, 10/01/2025	950,000	916,527
6.00%, 06/01/2026	350,000	339,360
Occidental Petroleum Corp. 5.55%, 03/15/2026	5,870,000	5,958,050
ONEOK Partners LP 4.90%, 03/15/2025	1,134,000	1,106,308
Petroleos Mexicanos
6.50%, 01/23/2029 (C)	3,507,000	2,836,847
6.84%, 01/23/2030	2,838,000	2,265,093
6.88%, 10/16/2025 (C)	2,440,000	2,345,450
7.69%, 01/23/2050	1,593,000	1,037,728
Pioneer Natural Resources Co. 2.15%, 01/15/2031	2,518,000	1,945,961
Plains All American Pipeline LP / PAA Finance Corp. 3.55%, 12/15/2029	1,710,000	1,423,839
Southwestern Energy Co. 5.38%, 03/15/2030	655,000	605,875
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.00%, 01/15/2032	1,442,000	1,185,581

		44,596,503

Pharmaceuticals - 0.7%
Astrazeneca Finance LLC 1.20%, 05/28/2026	2,543,000	2,215,702
Bausch Health Cos., Inc.
5.00%, 02/15/2029 (A)	970,000	378,649
5.25%, 01/30/2030 - 02/15/2031 (A)	3,724,000	1,444,670
6.25%, 02/15/2029 (A)	520,000	202,800
7.00%, 01/15/2028 (A)	617,000	246,800
Bayer US Finance II LLC 4.38%, 12/15/2028 (A)	1,559,000	1,418,779
Royalty Pharma PLC 2.20%, 09/02/2030	2,249,000	1,700,604
Viatris, Inc. 2.30%, 06/22/2027	1,187,000	975,773

		8,583,777

Professional Services - 0.3%
Equifax, Inc.
2.60%, 12/01/2024	1,680,000	1,585,800
5.10%, 12/15/2027	2,333,000	2,248,159

		3,833,959

Road & Rail - 0.9%
Avolon Holdings Funding Ltd.
2.88%, 02/15/2025 (A)	3,386,000	3,031,470
5.50%, 01/15/2026 (A)	4,641,000	4,262,028
Burlington Northern Santa Fe LLC 4.45%, 01/15/2053	4,355,000	3,630,726

		10,924,224

Semiconductors & Semiconductor Equipment - 1.4%
Advanced Micro Devices, Inc. 3.92%, 06/01/2032	3,311,000	2,949,933
Broadcom, Inc. 1.95%, 02/15/2028 (A) (C)	1,219,000	992,870

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment (continued)
KLA Corp. 4.10%, 03/15/2029	$ 2,500,000	$ 2,343,887
Microchip Technology, Inc. 0.98%, 09/01/2024	2,433,000	2,232,259
QUALCOMM, Inc.
3.25%, 05/20/2027	1,698,000	1,577,090
3.25%, 05/20/2050 (C)	1,428,000	979,160
Skyworks Solutions, Inc. 1.80%, 06/01/2026	1,359,000	1,158,878
TSMC Global Ltd. 1.38%, 09/28/2030 (A)	6,595,000	4,793,522

		17,027,599

Software - 1.1%
Crowdstrike Holdings, Inc. 3.00%, 02/15/2029 (C)	583,000	491,436
Infor, Inc. 1.75%, 07/15/2025 (A)	2,364,000	2,124,797
NCR Corp.
5.00%, 10/01/2028 (A)	695,000	584,012
5.13%, 04/15/2029 (A)	897,000	752,873
5.25%, 10/01/2030 (A)	2,183,000	1,762,772
Oracle Corp. 3.65%, 03/25/2041	1,693,000	1,142,914
Take-Two Interactive Software, Inc. 3.55%, 04/14/2025	3,675,000	3,504,319
Workday, Inc. 3.50%, 04/01/2027	3,475,000	3,204,478

		13,567,601

Specialty Retail - 0.2%
Gap, Inc. 3.88%, 10/01/2031 (A) (C)	424,000	292,560
Lowe’s Cos., Inc. 3.75%, 04/01/2032	2,291,000	1,976,204

		2,268,764

Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc. 2.85%, 02/23/2023	1,092,000	1,086,427
Dell International LLC / EMC Corp. 6.02%, 06/15/2026	3,188,000	3,181,424
Seagate HDD Cayman 4.13%, 01/15/2031	402,000	304,179
Western Digital Corp. 2.85%, 02/01/2029	3,432,000	2,653,554

		7,225,584

Tobacco - 0.3%
BAT Capital Corp. 2.26%, 03/25/2028	3,558,000	2,818,601
Reynolds American, Inc. 7.25%, 06/15/2037	439,000	417,979

		3,236,580

Wireless Telecommunication Services - 0.7%
Altice France SA 5.50%, 10/15/2029 (A)	1,320,000	1,006,500
Sprint Corp. 7.88%, 09/15/2023	2,510,000	2,551,838

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services (continued)
T-Mobile USA, Inc.
3.50%, 04/15/2031	$ 2,000,000	$ 1,691,820
3.88%, 04/15/2030	1,419,000	1,252,428
Vmed O2 Financing I PLC 4.75%, 07/15/2031 (A)	2,500,000	2,027,900

		8,530,486

Total Corporate Debt Securities (Cost $669,335,904)		570,488,497

FOREIGN GOVERNMENT OBLIGATIONS - 0.7%
Colombia - 0.1%
Colombia Government International Bonds 4.50%, 01/28/2026	1,300,000	1,168,333

Dominican Republic - 0.1%
Dominican Republic International Bonds
4.88%, 09/23/2032 (A)	782,000	602,569
5.50%, 01/27/2025 (E)	1,122,000	1,098,328

		1,700,897

Ecuador - 0.1%
Ecuador Government International Bonds
Zero Coupon, 07/31/2030 (A)	119,808	37,240
1.50% (G), 07/31/2040 (A)	435,840	143,902
2.50% (G), 07/31/2035 (A)	950,976	347,577
5.50% (G), 07/31/2030 (A)	362,880	192,674

		721,393

Mongolia - 0.0% (F)
Mongolia Government International Bonds 5.63%, 05/01/2023 (A)	253,000	238,452

Qatar - 0.2%
Qatar Government International Bonds 3.88%, 04/23/2023 (A)	2,657,000	2,646,436

Uzbekistan - 0.2%
Republic of Uzbekistan International Bonds 3.90%, 10/19/2031 (A)	3,049,000	2,167,504

Total Foreign Government Obligations (Cost $10,118,334)		8,643,015

LOAN ASSIGNMENT - 0.3%
Commercial Services & Supplies - 0.3%
Spin Holdco, Inc. Term Loan, 3-Month LIBOR + 4.00%, 7.14% (B), 03/04/2028 (H)	4,731,680	4,160,330

Total Loan Assignment (Cost $4,702,418)		4,160,330

MORTGAGE-BACKED SECURITIES - 12.4%
20 Times Square Trust Series 2018-20TS, Class C, 3.10% (B), 05/15/2035 (A)	2,400,000	2,231,701
280 Park Avenue Mortgage Trust Series 2017-280P, Class E, 1-Month LIBOR + 2.12%, 5.42% (B), 09/15/2034 (A)	4,630,000	4,268,442

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust
Series 2005-14, Class 2A1,
1-Month LIBOR + 0.42%, 4.01% (B), 05/25/2035	$ 446,995	$ 393,997
Series 2005-14, Class 4A1,
1-Month LIBOR + 0.44%, 4.03% (B), 05/25/2035	685,342	619,804
Series 2006-OC1, Class 2A3A,
1-Month LIBOR + 0.64%, 4.23% (B), 03/25/2036	875,938	811,107
American Home Mortgage Assets Trust Series 2007-2, Class A1, 1-Month LIBOR + 0.13%, 3.71% (B), 03/25/2047	280,435	244,384
Austin Fairmont Hotel Trust Series 2019-FAIR, Class D, 1-Month LIBOR + 1.80%, 5.21% (B), 09/15/2032 (A)	5,000,000	4,722,072
BAMLL Commercial Mortgage Securities Trust
Series 2019-BPR, Class BNM,
3.47%, 11/05/2032 (A)	5,000,000	4,332,106
Series 2019-BPR, Class CNM,
3.72% (B), 11/05/2032 (A)	3,970,000	3,245,226
Banc of America Funding Trust Series 2007-3, Class TA2, 1-Month LIBOR + 0.18%, 3.77% (B), 04/25/2037	187,878	161,334
BBCMS Mortgage Trust
Series 2017-DELC, Class C,
1-Month LIBOR + 1.33%, 4.74% (B), 08/15/2036 (A)	2,339,000	2,239,432
Series 2017-DELC, Class D,
1-Month LIBOR + 1.83%, 5.24% (B), 08/15/2036 (A)	2,130,000	2,028,662
Series 2017-DELC, Class E,
1-Month LIBOR + 2.63%, 6.04% (B), 08/15/2036 (A)	1,890,000	1,781,155
Series 2018-TALL, Class C,
1-Month LIBOR + 1.12%, 4.53% (B), 03/15/2037 (A)	7,065,000	6,375,670
Series 2018-TALL, Class E,
1-Month LIBOR + 2.44%, 5.85% (B), 03/15/2037 (A)	2,570,000	2,139,419
BBCMS Trust Series 2015-MSQ, Class B, 3.89%, 09/15/2032 (A)	1,300,000	1,296,950
BX Commercial Mortgage Trust
Series 2019-XL, Class D,
1-Month LIBOR + 1.45%, 4.86% (B), 10/15/2036 (A)	3,769,750	3,609,296
Series 2020-VKNG, Class D,
1-Month LIBOR + 1.70%, 5.11% (B), 10/15/2037 (A)	3,010,000	2,818,261
BXP Trust Series 2017-CQHP, Class D, 1-Month LIBOR + 2.00%, 5.41% (B), 11/15/2034 (A)	1,825,000	1,675,953

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
CHL Mortgage Pass-Through Trust
Series 2005-11, Class 4A1,
1-Month LIBOR + 0.27%, 3.86% (B), 04/25/2035	$ 90,025	$ 79,994
Series 2006-3, Class 3A1,
1-Month LIBOR + 0.50%, 4.09% (B), 02/25/2036	2,333,759	2,041,801
CIM Trust Series 2021-R6, Class A1, 1.43% (B), 07/25/2061 (A)	6,102,746	5,323,374
Citigroup Mortgage Loan Trust, Inc.
Series 2014-A, Class A,
4.00% (B), 01/25/2035 (A)	39,709	36,661
Series 2015-PS1, Class A1,
3.75% (B), 09/25/2042 (A)	244,145	226,168
CLNY Trust Series 2019-IKPR, Class C, 1-Month LIBOR + 1.68%, 5.09% (B), 11/15/2038 (A)	5,700,000	5,243,274
Commercial Mortgage Pass-Through Certificates Trust Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (A)	2,222,931	1,897,938
CORE Mortgage Trust Series 2019-CORE, Class C, 1-Month LIBOR + 1.30%, 4.71% (B), 12/15/2031 (A)	2,295,200	2,187,800
CSMC Trust
Series 2014-11R, Class 17A1,
1-Month LIBOR + 0.15%, 3.23% (B), 12/27/2036 (A)	94,525	93,585
Series 2020-RPL4, Class A1,
2.00% (B), 01/25/2060 (A)	6,506,887	5,703,759
Series 2021-RPL2, Class A1A,
1.11% (B), 01/25/2060 (A)	6,276,312	5,139,383
Series 2021-RPL3, Class A1,
2.00% (B), 01/25/2060 (A)	2,374,289	2,041,824
Series 2021-RPL6, Class A1,
2.00% (B), 10/25/2060 (A)	4,351,518	3,764,305
Fontainebleau Miami Beach Trust Series 2019-FBLU, Class D, 3.96% (B), 12/10/2036 (A)	7,902,000	7,268,360
Great Wolf Trust Series 2019-WOLF, Class C, 1-Month LIBOR + 1.63%, 5.05% (B), 12/15/2036 (A)	6,222,000	5,924,443
GS Mortgage Securities Corp. Trust Series 2017-SLP, Class B, 3.77%, 10/10/2032 (A)	5,242,000	5,231,545
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (B), 04/10/2031 (A)	1,058,754	1,050,035
GSCG Trust
Series 2019-600C, Class B,
3.16%, 09/06/2034 (A)	1,660,000	1,517,730
Series 2019-600C, Class C,
3.46%, 09/06/2034 (A)	4,480,000	4,041,513

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
GSR Mortgage Loan Trust Series 2007-OA1, Class 2A1, 1-Month LIBOR + 0.13%, 3.71% (B), 05/25/2037	$ 150,831	$ 79,234
ILPT Trust Series 2019-SURF, Class C, 4.29% (B), 02/11/2041 (A)	1,930,000	1,545,702
IndyMac INDX Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.26% (B), 08/25/2037	615,297	469,711
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2020-NNN, Class CFX,
3.27%, 01/16/2037 (A)	2,675,000	2,337,286
Series 2022-NLP, Class C,
1-Month Term SOFR + 1.48%, 4.86% (B), 04/15/2037 (A)	1,600,000	1,456,276
Merrill Lynch Mortgage Investors Trust Series 2006-A1, Class 1A1, 3.12% (B), 03/25/2036	769,406	495,947
MetLife Securitization Trust Series 2019-1A, Class A1A, 3.75% (B), 04/25/2058 (A)	487,342	473,649
Mill City Mortgage Loan Trust Series 2019-1, Class A1, 3.25% (B), 10/25/2069 (A)	4,574,966	4,248,438
MSCG Trust
Series 2018-SELF, Class C,
1-Month LIBOR + 1.18%, 4.59% (B), 10/15/2037 (A)	1,375,000	1,313,041
Series 2018-SELF, Class D,
1-Month LIBOR + 1.65%, 5.06% (B), 10/15/2037 (A)	5,710,000	5,395,432
New Residential Mortgage Loan Trust
Series 2016-2A, Class A1,
3.75% (B), 11/26/2035 (A)	341,641	314,277
Series 2017-1A, Class A1,
4.00% (B), 02/25/2057 (A)	1,310,206	1,229,128
Series 2017-2A, Class A3,
4.00% (B), 03/25/2057 (A)	5,838,085	5,453,384
Series 2017-3A, Class A1,
4.00% (B), 04/25/2057 (A)	569,643	537,682
Series 2018-2A, Class A1,
4.50% (B), 02/25/2058 (A)	374,533	352,194
Series 2018-RPL1, Class A1,
3.50% (B), 12/25/2057 (A)	2,099,490	1,961,030
Series 2019-2A, Class A1,
4.25% (B), 12/25/2057 (A)	1,473,605	1,389,843
Series 2019-3A, Class A1A,
3.75% (B), 11/25/2058 (A)	4,302,699	3,959,504
Series 2019-5A, Class A1B,
3.50% (B), 08/25/2059 (A)	4,136,614	3,866,370
Series 2019-6A, Class A1B,
3.50% (B), 09/25/2059 (A)	3,982,779	3,671,228
Series 2019-RPL2, Class A1,
3.25% (B), 02/25/2059 (A)	2,604,096	2,425,424
RALI Trust
Series 2006-QO1, Class 3A1,
1-Month LIBOR + 0.54%, 4.13% (B), 02/25/2046	2,501,758	1,363,244

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
RALI Trust (continued)
Series 2007-QH5, Class AI1,
1-Month LIBOR + 0.42%, 4.01% (B), 06/25/2037	$ 118,773	$ 106,998
Residential Asset Securitization Trust Series 2004-A4, Class A11, 5.50%, 08/25/2034	1,487,510	1,364,774
Tharaldson Hotel Portfolio Trust Series 2018-THL, Class C, 1-Month LIBOR + 1.65%, 4.85% (B), 11/11/2034 (A)	1,405,489	1,319,831

Total Mortgage-Backed Securities (Cost $166,202,396)		150,938,090

U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.7%
Federal Home Loan Mortgage Corp., Interest Only STRIPS 5.00%, 08/01/2035	398,226	68,632
Uniform Mortgage-Backed Security
2.00%, TBA (H)	58,714,000	46,319,841
2.50%, TBA (H)	12,377,000	10,137,537

Total U.S. Government Agency Obligations (Cost $58,458,932)		56,526,010

U.S. GOVERNMENT OBLIGATIONS - 19.0%
U.S. Treasury - 18.0%
U.S. Treasury Bonds
1.25%, 05/15/2050	46,002,000	23,570,634
1.88%, 02/15/2051	1,971,000	1,200,231
2.00%, 02/15/2050	4,323,000	2,735,986
2.25%, 05/15/2041 - 08/15/2049	40,772,900	28,339,424
2.38%, 02/15/2042	36,463,000	26,521,135
2.50%, 05/15/2046	9,450,000	6,717,252
2.75%, 08/15/2042 - 11/15/2047	48,742,000	37,011,790
2.88%, 11/15/2046 (C)	5,220,000	3,999,621
2.88%, 05/15/2049	7,496,200	5,811,898
3.00%, 08/15/2048 - 02/15/2049	9,386,000	7,425,973
3.25%, 05/15/2042	11,552,000	9,732,560
U.S. Treasury Notes
1.13%, 02/15/2031	25,090,000	20,045,538
1.25%, 08/15/2031	1,499,000	1,189,597
1.38%, 11/15/2031	6,618,000	5,274,236
1.88%, 02/15/2032	17,676,400	14,682,460
2.75%, 05/15/2025 - 08/15/2032	5,472,300	4,973,846
2.88%, 05/15/2032	10,805,000	9,780,213
3.13%, 08/31/2027	5,918,000	5,631,347
4.13%, 09/30/2027 (C)	3,322,000	3,302,795

		217,946,536

U.S. Treasury Inflation-Protected Securities - 1.0%
U.S. Treasury Inflation-Protected Indexed Bonds 0.25%, 02/15/2050	12,388,608	8,198,621
U.S. Treasury Inflation-Protected Indexed Notes 0.13%, 07/15/2030	5,020,369	4,477,444

		12,676,065

Total U.S. Government Obligations (Cost $290,045,130)		230,622,601

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
COMMERCIAL PAPER - 3.1%
Banks - 0.5%
Macquarie Bank Ltd. 3.01% (I), 11/21/2022	$ 6,687,000	$ 6,672,676

Diversified Financial Services - 2.6%
Atlantic Asset Securitization LLC 2.96% (I), 11/17/2022	500,000	499,146
CAFCO LLC 3.02% (I), 11/09/2022	500,000	499,560
Gotham Funding Corp. 2.91% (I), 11/10/2022	8,300,000	8,291,894
Liberty Street Funding LLC 4.83% (I), 02/07/2023	700,000	690,750
LMA-Americas LLC 2.91% (I), 11/15/2022	6,700,000	6,689,799
Longship Funding LLC 4.43% (I), 01/17/2023	1,400,000	1,386,781
Nieuw Amsterdam Receivables Corp. BV 4.21% (I), 01/23/2023	2,000,000	1,978,851
Sheffield Receivables Co. LLC 3.19% (I), 12/01/2022	11,000,000	10,963,541

		31,000,322

Total Commercial Paper (Cost $37,692,331)		37,672,998

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.8%
U.S. Treasury Bills
3.02% (I), 12/08/2022 (C)	17,411,000	17,349,554
3.02% (I), 12/08/2022	4,396,000	4,380,486

Total Short-Term U.S. Government Obligations (Cost $21,740,683)		21,730,040

	Shares	Value
OTHER INVESTMENT COMPANY - 1.2%
Securities Lending Collateral - 1.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (I)	14,564,963	$ 14,564,963

Total Other Investment Company (Cost $14,564,963)		14,564,963

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 1.10% (I), dated 10/31/2022, to be repurchased at $12,137,052 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.30%, due 04/27/2023, and with a value of $12,379,486.	$12,136,681	12,136,681

Total Repurchase Agreement (Cost $12,136,681)		12,136,681

Total Investments (Cost $1,473,531,471)		1,280,902,952
Net Other Assets (Liabilities) - (5.5)%		(66,389,208)

Net Assets - 100.0%		$1,214,513,744

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
U.S. Treasury Ultra Bonds	1	12/20/2022	$ 149,947	$ 127,656	$ —	$ (22,291)

INVESTMENT VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$173,419,727	$—	$173,419,727
Corporate Debt Securities	—	570,488,497	—	570,488,497
Foreign Government Obligations	—	8,643,015	—	8,643,015
Loan Assignment	—	4,160,330	—	4,160,330
Mortgage-Backed Securities	—	150,938,090	—	150,938,090
U.S. Government Agency Obligations	—	56,526,010	—	56,526,010
U.S. Government Obligations	—	230,622,601	—	230,622,601
Commercial Paper	—	37,672,998	—	37,672,998
Short-Term U.S. Government Obligations	—	21,730,040	—	21,730,040
Other Investment Company	14,564,963	—	—	14,564,963
Repurchase Agreement	—	12,136,681	—	12,136,681

Total Investments	$14,564,963	$1,266,337,989	$—	$1,280,902,952

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

INVESTMENT VALUATION (continued):

Valuation Inputs (continued) (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
LIABILITIES
Other Financial Instruments
Futures Contracts (K)	$(22,291)	$—	$—	$(22,291)

Total Other Financial Instruments	$(22,291)	$—	$—	$(22,291)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the total value of 144A securities is $571,254,387, representing 47.0% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $52,155,223, collateralized by cash collateral of $14,564,963 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $38,694,496. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2022, the total value of Regulation S securities is $7,058,328, representing 0.6% of the Fund’s net assets.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of October 31, 2022; the maturity dates disclosed are the ultimate maturity dates.
(H)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2022. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(I)	Rates disclosed reflect the yields at October 31, 2022.
(J)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(K)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Capital Growth

(unaudited)

MARKET ENVIRONMENT

Large cap growth stocks declined over the fiscal year ended October 31, 2022 as measured by the Russell 1000® Growth Index. Most sectors in the index had negative peformance, with communication services the weakest performer. Energy was the index’s top performing sector, posting a high double-digit return. Against this backdrop, the sub-adviser continued to focus on bottom-up stock selection and the long-term outlook for companies owned in the Fund.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Capital Growth (Class A) returned -60.80%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Growth Index, returned -24.60%.

STRATEGY REVIEW

The Fund underperformed its benchmark over the fiscal year, primarily due to our mixed stock selection decisions.

Fear and uncertainty due to concerns about inflation, rising interest rates, geopolitical tensions, and ongoing effects of the global pandemic resulted in overall greater market volatility and a sell-off in high growth equities. We believe this sell-off, lasting from November 2021 through June 2022, was driven primarily by non-fundamental factors. Fundamentals across portfolio holdings largely remained healthy and in line with our expectations. Despite market volatility, we continued to find many high-quality companies with attractive end-game potential due to compelling fundamentals, strong balance sheets, and multiple competitive advantages. While we opportunistically added to some positions and initiated new ones, overall, we made few changes as we remain confident in the long-term prospects for the Fund’s holdings.

Information technology was the largest detractor from relative performance, due to mixed stock selection. Cloudflare, Inc., which offers a global cloud platform that provides security, performance, and reliability services to the applications of its customers, detracted from relative performance. Despite reporting overall solid fundamentals, its shares languished due to the broader sell-off in high growth equities. Shopify, Inc., which operates a cloud-based software and services platform that enables merchants to build an ecommerce presence, also detracted from relative performance. Its shares underperformed due to slowing growth in ecommerce following a period of heightened demand during the pandemic. Within the sector, the weakness in these and other holdings was offset by NVIDIA Corp. (no longer held in the Fund). NVIDIA Corp., a leading provider of graphics processing units used in PC gaming, helped relative performance due to an average underweight position, as well as timing of ownership and sale.

Most other sectors also detracted from relative performance over the period due to stock selection, including consumer discretionary, healthcare, communication services, industrials, financials, real estate, and materials.

Door Dash, Inc., a leading food delivery company in the U.S., also underperformed during the period. Despite reporting overall solid fundamentals, its shares languished due to the broader sell-off and ongoing investor concerns regarding a potential slowdown in consumer demand for food delivery. Weakness in these sectors was partly offset by strength in Royalty Pharma PLC and Coupang, Inc., the second and third largest positive contributors in the Fund’s portfolio, respectively. Royalty Pharma PLC is one of the largest buyers of biopharmaceutical royalties and a leading funder of innovation in the industry. Its shares held up amid a period of greater market volatility as the company is well positioned to become a partner of choice and benefit from current market conditions, which have been characterized by weaker capital market and funding access for a variety of health care businesses. Shares of Korean ecommerce leader Coupang, Inc. benefited from improved operational efficiency, supply chain optimization and strong growth in its advertising business.

Lastly, an average underweight in consumer staples and a lack of exposure to energy modestly detracted, while utilities (which the Fund did not own) had an overall negligible impact on the Fund’s relative performance.

The Fund has a small derivatives investment, over-the-counter puts on the Chinese yuan, which had a small positive impact on performance over this period. The puts are designed to provide a potential hedge to equities in the Fund that are exposed, directly or indirectly, to China.

Dennis P. Lynch

Sam G. Chainani, CFA

Jason C. Yeung, CFA

David S. Cohen

Armistead B. Nash

Alexander T. Norton

Co-Portfolio Managers

Morgan Stanley Investment Management, Inc.

Transamerica Funds	Annual Report 2022

Transamerica Capital Growth

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.9%
Other Investment Company	5.2
Repurchase Agreement	2.3
Over-the-Counter Foreign Exchange Options Purchased	1.3
Net Other Assets (Liabilities)	(6.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica Capital Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception		Inception Date
Class A (POP)	(62.95)%	3.55%	11.55%		11/13/2009
Class A (NAV)	(60.80)%	4.73%	12.18%		11/13/2009
Russell 1000® Growth Index (A)	(24.60)%	12.59%	14.69%
Class C (POP)	(61.42)%	3.93%	11.38%		11/13/2009
Class C (NAV)	(61.12)%	3.93%	11.38%		11/13/2009
Class I (NAV)	(60.63)%	5.02%	12.53%		11/30/2009
Class I2 (NAV)	(60.64)%	5.11%	12.64%		09/30/2011
Class R (NAV)	N/A	N/A	(39.32	)%(B)	03/01/2022
Class R6 (NAV)	(60.64)%	N/A	1.41%		10/18/2019

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, R and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2022

Transamerica Capital Growth

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
COMMON STOCKS - 97.9%
Automobiles - 0.5%
Rivian Automotive, Inc., Class A (A) (B)	232,901	$8,144,548

Biotechnology - 1.5%
Alnylam Pharmaceuticals, Inc. (A)	20,418	4,231,835
Ginkgo Bioworks Holdings, Inc. (A)	3,029,144	8,269,563
Intellia Therapeutics, Inc. (A)	143,234	7,559,891
Moderna, Inc. (A)	16,049	2,412,646
ProKidney Corp. (A) (B)	170,370	1,724,144

		24,198,079

Capital Markets - 1.0%
Coinbase Global, Inc., Class A (A)	236,409	15,662,096

Commercial Services & Supplies - 0.2%
Aurora Innovation, Inc. (A) (B)	1,695,105	3,491,916

Consumer Finance - 0.2%
Upstart Holdings, Inc. (A) (B)	141,594	3,282,149

Entertainment - 7.4%
ROBLOX Corp., Class A (A) (B)	2,254,569	100,869,417
Sea Ltd., ADR (A) (B)	336,817	16,733,069

		117,602,486

Health Care Equipment & Supplies - 1.0%
Dexcom, Inc. (A)	135,438	16,358,202

Health Care Providers & Services - 3.9%
agilon health, Inc. (A) (B)	2,246,734	44,597,670
Guardant Health, Inc. (A) (B)	357,402	17,691,399

		62,289,069

Health Care Technology - 1.3%
Doximity, Inc., Class A (A) (B)	774,375	20,497,706

Interactive Media & Services - 3.6%
ZoomInfo Technologies, Inc. (A)	1,291,181	57,496,290

Internet & Direct Marketing Retail - 14.4%
Chewy, Inc., Class A (A) (B)	1,075,260	41,644,820
Coupang, Inc. (A)	2,466,773	42,601,170
DoorDash, Inc., Class A (A)	1,284,292	55,905,231
Global-e Online Ltd. (A)	310,747	7,858,791
Grab Holdings Ltd., Class A (A) (B)	8,169,168	21,239,837
MercadoLibre, Inc. (A)	48,573	43,794,388
Wayfair, Inc., Class A (A) (B)	403,212	15,289,799

		228,334,036

IT Services - 25.9%
Adyen NV (A) (B) (C)	40,169	57,345,215
Affirm Holdings, Inc. (A) (B)	751,381	15,080,217
Block, Inc. (A)	392,035	23,549,542
Cloudflare, Inc., Class A (A)	1,870,552	105,349,489
Shopify, Inc., Class A (A) (B)	2,423,262	82,948,258
Snowflake, Inc., Class A (A)	798,420	127,986,726

		412,259,447

Leisure Products - 0.5%
Peloton Interactive, Inc., Class A (A) (B)	894,700	7,515,480

Life Sciences Tools & Services - 3.6%
10X Genomics, Inc., Class A (A)	664,960	18,073,613
Illumina, Inc. (A)	168,526	38,562,119

		56,635,732

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals - 6.9%
Royalty Pharma PLC, Class A	2,596,756	$ 109,894,714

Road & Rail - 6.3%
Uber Technologies, Inc. (A)	3,770,819	100,190,661

Semiconductors & Semiconductor Equipment - 1.5%
ASML Holding NV	49,212	23,248,733

Software - 17.7%
Bill.com Holdings, Inc. (A)	594,292	79,254,781
Datadog, Inc., Class A (A)	928,680	74,768,027
Gitlab, Inc., Class A (A) (B)	493,655	23,922,521
Trade Desk, Inc., Class A (A)	1,944,733	103,537,585

		281,482,914

Specialty Retail - 0.5%
Carvana Co. (A) (B)	572,734	7,749,091

Total Common Stocks (Cost $2,346,757,756)		1,556,333,349

OTHER INVESTMENT COMPANY - 5.2%
Securities Lending Collateral - 5.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (D)	82,361,489	82,361,489

Total Other Investment Company (Cost $82,361,489)		82,361,489

	Principal	Value
REPURCHASE AGREEMENT - 2.3%
Fixed Income Clearing Corp., 1.10% (D), dated 10/31/2022, to be repurchased at $36,830,157 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.30%, due 04/27/2023, and with a value of $37,565,664.	$36,829,031	36,829,031

Total Repurchase Agreement (Cost $36,829,031)		36,829,031

Total Investments Excluding Options Purchased (Cost $2,465,948,276)		1,675,523,869
Total Options Purchased - 1.3% (Cost $7,383,156)		21,600,143

Total Investments (Cost $2,473,331,432)		1,697,124,012
Net Other Assets (Liabilities) - (6.7)%		(107,288,140)

Net Assets - 100.0%		$1,589,835,872

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Capital Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put - USD vs. CNH	GSI	USD	7.27	11/10/2022	USD	759,262,240	$3,644,926	$9,602,390
Put - USD vs. CNH	JPM	USD	7.53	07/21/2023	USD	373,683,589	1,855,339	5,642,996
Put - USD vs. CNH	SCB	USD	7.57	08/23/2023	USD	418,270,405	1,867,159	6,322,575
Put - USD vs. CNH	GSI	USD	7.87	10/09/2023	USD	3,267,527	15,732	32,182

Total							$7,383,156	$21,600,143

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,498,988,134	$57,345,215	$—	$1,556,333,349
Other Investment Company	82,361,489	—	—	82,361,489
Repurchase Agreement	—	36,829,031	—	36,829,031
Over-the-Counter Foreign Exchange Options Purchased	—	21,600,143	—	21,600,143

Total Investments	$1,581,349,623	$115,774,389	$—	$1,697,124,012

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $283,299,758, collateralized by cash collateral of $82,361,489 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $208,498,528. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the value of the 144A security is $57,345,215, representing 3.6% of the Fund’s net assets.
(D)	Rates disclosed reflect the yields at October 31, 2022.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

CNH	Chinese Yuan Renminbi (offshore)
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
SCB	Standard Chartered Bank

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Emerging Markets Debt

(unaudited)

MARKET ENVIRONMENT

The fourth quarter of 2021 started with the COVID-19 recovery story, which quickly turned into inflation fears amid a tight U.S. job market and ongoing global supply chain issues. By the end of 2021, the Federal Reserve (“Fed”) had turned hawkish, signaling as many as three rate hikes in 2022. Also unraveling was a slowdown in China based on several factors including Zero-Covid policy, decarbonization plans, and deleveraging of the property sector. Global re-openings and continued low supply kept energy prices elevated, supporting energy exporting sovereigns. Additionally, added tensions from the Russia/Ukraine war, which began in February, further aggravated the macroeconomic picture early in 2022.

Limited trading liquidity and a hawkish Fed aggravated the environment for emerging market assets throughout the period. Macro factors including the Russia/Ukraine War, global inflation, and low China growth drove risk-off sentiment, steering asset valuations, and overshadowing fundamentals. These concerns, combined with an aggressive Treasury sell-off, resulted in higher absolute yields and spread widening.

Central banks globally aggressively increased rates during the period to combat soaring inflation, which in turn increased the probability of recession, adding to market volatility and uncertainty. Meanwhile, Europe’s historic reliance on cheap natural gas is proving problematic as the Russia/Ukraine conflict rages on. The International Monetary Fund (“IMF”) approved the food shock window, providing nations support with urgent balance of payments needs. This measure followed the IMF’s warning that the world is facing the worst food shock in over a decade, and is likely to worsen due to supply bottlenecks, challenges to Ukraine’s crops, and high fertilizer and energy prices.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Emerging Markets Debt (Class A) returned -21.97%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the J.P. Morgan Emerging Markets Bond Index Global and the Transamerica Emerging Markets Debt Blended Benchmark, returned -22.21% and -20.15%, respectively.

STRATEGY REVIEW

The Fund’s performance relative to its blended benchmark for the fiscal year ended October 31, 2022, was weighed down by hard currency sovereign holdings and China property exposure. Underweights to Russian assets and Ukrainian corporates supported relative returns amid the Russia/Ukraine conflict; however, an overweight to Ukraine sovereign bonds were detractors. We saw high-yield energy corporates such as Pampa Energia SA, Tullow Oil PLC, and New Fortress Energy, Inc. perform well with the strong commodity backdrop. Additionally, Angola continued to benefit returns, supported by elevated energy levels as well as a market friendly election outcome. Digicel International Finance Ltd. has remained a top performer, most recently completing its sale of Digicel Pacific Limited. Brazil and Mexico local overweight positions positively contributed, with Mexico remaining more fiscally conservative and facing less political turmoil than peers, and Brazil being hawkish early on to curb rising inflation.

Offsetting this positive performance, the China property segment continued to weigh on Fund returns throughout the period. Despite select Chinese developers receiving financing through government support, investors awaited more supportive steps as the debt strain spreads. Moreover, being underweight financials across high-quality Asian countries including China, Singapore, and South Korea, where securities have historically traded at very tight spreads, continued to detract from performance with this sector remaining resilient. The Fund’s underweight to the Gulf Cooperation Council region, specifically Bahrain and UAE, detracted, as this region performed relatively well given strong oil prices. With the 10-year Treasury yield rising 247 basis points during the trailing one-year period, security selection to some higher quality, longer duration names in Indonesia, Romania, and Panama lessened returns. Central and Eastern Europe local currency exposure in Hungary and Romania detracted as Europe continued facing a looming energy crisis and recession fears.

Todd Howard, CFA

Scott Moses, CFA

Co-Portfolio Managers

MetLife Investment Management, LLC

Transamerica Funds	Annual Report 2022

Transamerica Emerging Markets Debt

(unaudited)

Asset Allocation	Percentage of Net Assets
Foreign Government Obligations	54.0%
Corporate Debt Securities	38.0
Repurchase Agreement	6.5
Other Investment Company	2.6
Net Other Assets (Liabilities) ^	(1.1)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	9.05
Duration †	5.08

Credit Quality ‡	Percentage of Net Assets
AAA	7.0%
AA	4.9
A	9.0
BBB	34.7
BB	21.7
B	11.8
CCC and Below	4.9
Not Rated	7.1
Net Other Assets (Liabilities) ^	(1.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2022

Transamerica Emerging Markets Debt

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(25.69)%	(3.99)%	(0.23)%	08/31/2011
Class A (NAV)	(21.97)%	(3.05)%	0.26%	08/31/2011
J.P. Morgan Emerging Markets Bond Index Global (A)	(22.21)%	(2.33)%	0.88%
Transamerica Emerging Markets Debt Blended Benchmark (A) (B) (C) (D)	(20.15)%	(1.90)%	0.38%
Class C (POP)	(23.31)%	(3.73)%	(0.44)%	08/31/2011
Class C (NAV)	(22.56)%	(3.73)%	(0.44)%	08/31/2011
Class I (NAV)	(21.42)%	(2.61)%	0.66%	08/31/2011
Class I2 (NAV)	(21.83)%	(2.63)%	0.69%	08/31/2011
Class R6 (NAV)	(21.55)%	(2.57)%	0.52%	05/29/2015

(A) The J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments.

(B) The Transamerica Emerging Markets Debt Blended Benchmark is composed of the following benchmarks: 35% J.P. Morgan Emerging Markets Bond Index Global, 35% J.P. Morgan CEMBI Broad Diversified Index and 30% J.P. Morgan GBI-EM Diversified Global Index.

(C) The J.P. Morgan CEMBI Broad Diversified Index tracks the performance of U.S. dollar denominated bonds issued by emerging market corporate entities.

(D) The J.P. Morgan GBI-EM Diversified Global Index is designed to track the performance of bonds issued by emerging market governments and denominated in the local currency of the issuer.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The risks of investing in foreign securities are magnified in emerging markets. Foreign and emerging market investments involve risks not associated with U.S. markets, such as currency fluctuation, adverse social and political developments, and the relatively small size, lower trading volumes and lesser liquidity of the markets. Fixed-income securities are subject to risks including credit risk, interest rate fluctuation risk, counterparty default risk, prepayment risk, extension risk, valuation risk, and liquidity risk.

Transamerica Funds	Annual Report 2022

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES - 38.0%
Argentina - 1.0%
Pampa Energia SA 7.50%, 01/24/2027 (A)	$965,000	$796,246
YPF SA 2.50%, 06/30/2029 (B)	1,710,000	1,073,606

		1,869,852

Austria - 0.2%
Suzano Austria GmbH 3.13%, 01/15/2032	500,000	372,250

Bermuda - 0.3%
Tengizchevroil Finance Co. International Ltd. 4.00%, 08/15/2026 (A)	640,000	520,986

Brazil - 0.2%
Oi SA PIK Rate 4.00%, Cash Rate 8.00%, 07/27/2025 (C)	1,450,000	377,077

Canada - 0.2%
First Quantum Minerals Ltd. 6.88%, 10/15/2027 (A)	500,000	464,914

Cayman Islands - 2.5%
Alibaba Group Holding Ltd. 2.70%, 02/09/2041	1,230,000	628,372
Braskem Finance Ltd. 6.45%, 02/03/2024	390,000	391,405
CIFI Holdings Group Co. Ltd. 4.45%, 08/17/2026 (B)	650,000	43,731
Country Garden Holdings Co. Ltd.
5.40%, 05/27/2025 (B)	645,000	57,420
7.25%, 04/08/2026 (B)	715,000	64,911
Industrial Senior Trust 5.50%, 11/01/2022 (B)	440,000	440,000
Kaisa Group Holdings Ltd.
9.38%, 06/30/2024 (B) (D)	2,120,000	143,100
11.25%, 04/16/2025 (B)	350,000	23,187
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036 (A)	787,616	647,815
Longfor Group Holdings Ltd. 3.85%, 01/13/2032 (B)	635,000	121,019
Melco Resorts Finance Ltd.
5.38%, 12/04/2029 (B)	490,000	272,440
5.75%, 07/21/2028 (B)	210,000	120,750
QNB Finance Ltd. 3.50%, 03/28/2024 (B)	500,000	484,940
Tencent Holdings Ltd. 2.88%, 04/22/2031 (A)	250,000	184,688
Vale Overseas Ltd. 3.75%, 07/08/2030	1,400,000	1,154,235

		4,778,013

Chile - 2.1%
Agrosuper SA 4.60%, 01/20/2032 (A)	800,000	649,924
Alfa Desarrollo SpA 4.55%, 09/27/2051 (A)	1,145,808	731,963
Celulosa Arauco y Constitucion SA 4.25%, 04/30/2029 (A)	700,000	603,981
Cia Cervecerias Unidas SA 3.35%, 01/19/2032 (A)	850,000	682,125

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chile (continued)
Enel Chile SA 4.88%, 06/12/2028	$ 860,000	$ 785,610
Sociedad de Transmision Austral SA 4.00%, 01/27/2032 (A)	800,000	650,061

		4,103,664

Colombia - 1.0%
Ecopetrol SA 6.88%, 04/29/2030	755,000	621,290
Empresas Publicas de Medellin ESP 4.38%, 02/15/2031 (A)	980,000	662,288
Interconexion Electrica SA ESP 3.83%, 11/26/2033 (A)	800,000	609,496

		1,893,074

Guatemala - 0.7%
Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL 5.25%, 04/27/2029 (A)	810,000	709,414
CT Trust 5.13%, 02/03/2032 (A)	870,000	694,711

		1,404,125

Hong Kong - 0.7%
AIA Group Ltd. 5.63%, 10/25/2027 (A)	775,000	763,317
Lenovo Group Ltd. 6.54%, 07/27/2032 (A)	645,000	536,638

		1,299,955

Indonesia - 1.5%
Freeport Indonesia PT
5.32%, 04/14/2032 (A)	1,200,000	1,009,500
6.20%, 04/14/2052 (A)	975,000	734,760
Indofood CBP Sukses Makmur Tbk PT 4.75%, 06/09/2051 (B)	1,750,000	1,063,721

		2,807,981

Ireland - 0.2%
C&W Senior Financing DAC 6.88%, 09/15/2027 (A)	500,000	433,346
Sovcombank Via SovCom Capital DAC Fixed until 02/17/2027 (E), 7.60%, (A) (F)	640,000	18,000

		451,346

Israel - 1.6%
Bank Leumi Le-Israel BM 5.13%, 07/27/2027 (B)	665,000	644,340
Energean Israel Finance Ltd.
4.88%, 03/30/2026 (B)	500,000	448,750
5.88%, 03/30/2031 (B)	1,110,000	937,950
Leviathan Bond Ltd. 6.75%, 06/30/2030 (B)	1,150,000	1,024,673

		3,055,713

Jersey, Channel Islands - 0.9%
Galaxy Pipeline Assets Bidco Ltd.
1.75%, 09/30/2027 (A)	568,393	515,246
2.16%, 03/31/2034 (B)	1,608,908	1,309,972

		1,825,218

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Kazakhstan - 0.2%
KazMunayGas National Co. JSC 6.38%, 10/24/2048 (B)	$ 600,000	$ 430,536

Luxembourg - 2.8%
CSN Resources SA
4.63%, 06/10/2031 (A)	715,000	481,824
5.88%, 04/08/2032 (A) (G)	760,000	551,950
EIG Pearl Holdings SARL 3.55%, 08/31/2036 (A)	800,000	614,000
Guara Norte SARL 5.20%, 06/15/2034 (A)	964,235	755,719
Kenbourne Invest SA 6.88%, 11/26/2024 (A)	809,000	720,010
MC Brazil Downstream Trading SARL 7.25%, 06/30/2031 (A)	850,000	649,485
Movida Europe SA 5.25%, 02/08/2031 (A)	1,150,000	846,262
Rumo Luxembourg SARL 4.20%, 01/18/2032 (A)	500,000	378,750
Simpar Europe SA 5.20%, 01/26/2031 (A)	455,000	328,546

		5,326,546

Mexico - 7.3%
Alsea SAB de CV 7.75%, 12/14/2026 (A)	465,000	441,983
America Movil SAB de CV 5.38%, 04/04/2032 (A)	1,000,000	847,500
Banco Mercantil del Norte SA
Fixed until 01/24/2032 (E), 6.63% (A) (F)	1,000,000	750,000
Fixed until 10/14/2030 (E), 8.38% (B) (F)	125,000	108,704
Braskem Idesa SAPI 6.99%, 02/20/2032 (A)	920,000	615,370
CIBANCO SA Institucion de Banca Multiple Trust 4.38%, 07/22/2031 (A)	1,000,000	617,500
Comision Federal de Electricidad 4.69%, 05/15/2029 (A)	1,000,000	843,464
Fomento Economico Mexicano SAB de CV 2.88%, 05/10/2023	175,000	173,075
Grupo Bimbo SAB de CV Fixed until 04/17/2023 (E), 5.95% (A) (F)	750,000	734,257
Infraestructura Energetica Nova SAPI de CV 4.75%, 01/15/2051 (A)	1,200,000	805,393
Mexico City Airport Trust 5.50%, 10/31/2046 - 07/31/2047 (A)	1,495,000	962,222
Petroleos Mexicanos
6.70%, 02/16/2032	5,930,000	4,484,561
7.19%, 09/12/2024 (B)	MXN 14,090,000	644,136
8.75%, 06/02/2029	$1,050,000	937,036
Total Play Telecomunicaciones SA de CV 6.38%, 09/20/2028 (A)	1,100,000	753,919

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Mexico (continued)
Trust Fibra Uno
4.87%, 01/15/2030 (A)	$ 295,000	$ 221,993
5.25%, 01/30/2026 (A)	165,000	147,886

		14,088,999

Morocco - 0.3%
OCP SA 5.13%, 06/23/2051 (A)	1,000,000	612,060

Multi-National - 1.0%
Digicel International Finance Ltd. / Digicel International Holdings Ltd. 8.75%, 05/25/2024 (A)	800,000	682,712
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc. 5.75%, 04/01/2033 (A)	1,390,000	1,252,585

		1,935,297

Netherlands - 3.0%
Braskem Netherlands Finance BV 4.50%, 01/31/2030 (A)	1,750,000	1,420,320
IHS Netherlands Holdco BV
8.00%, 09/18/2027 (A)	1,375,000	1,061,335
8.00%, 09/18/2027 (B)	220,000	169,813
Mong Duong Finance Holdings BV 5.13%, 05/07/2029 (A)	895,000	620,101
MV24 Capital BV 6.75%, 06/01/2034 (A)	533,340	440,632
Prosus NV
3.68%, 01/21/2030 (A)	800,000	588,302
4.19%, 01/19/2032 (A)	535,000	380,521
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/2026	1,250,000	1,056,250

		5,737,274

Nigeria - 0.5%
SEPLAT Energy PLC 7.75%, 04/01/2026 (A)	1,200,000	933,720

Northern Mariana Islands - 1.1%
Axian Telecom 7.38%, 02/16/2027 (A)	400,000	342,000
Greenko Wind Projects Mauritius Ltd. 5.50%, 04/06/2025 (A)	1,200,000	1,021,616
HTA Group Ltd. 7.00%, 12/18/2025 (B)	850,000	743,750

		2,107,366

Peru - 0.9%
Consorcio Transmantaro SA 5.20%, 04/11/2038 (A)	490,000	421,400
Peru LNG Srl 5.38%, 03/22/2030 (A)	1,020,000	807,840
Petroleos del Peru SA 5.63%, 06/19/2047 (A)	725,000	457,790

		1,687,030

Qatar - 1.3%
Qatar Energy
2.25%, 07/12/2031 (A)	2,200,000	1,765,500
3.30%, 07/12/2051 (A)	1,210,000	821,287

		2,586,787

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Republic of Korea - 0.3%
POSCO 4.50%, 08/04/2027 (A)	$ 550,000	$ 510,934

Republic of South Africa - 0.4%
Eskom Holdings SOC Ltd. 7.50%, 09/15/2033	ZAR 20,000,000	763,300

Saudi Arabia - 0.4%
Saudi Arabian Oil Co. 4.25%, 04/16/2039 (B)	$1,000,000	820,500

Singapore - 0.5%
LLPL Capital Pte Ltd. 6.88%, 02/04/2039 (B)	25,596	19,684
Medco Laurel Tree Pte Ltd. 6.95%, 11/12/2028 (A)	1,220,000	935,472

		955,156

Thailand - 0.4%
GC Treasury Center Co. Ltd. 5.20%, 03/30/2052 (A)	1,000,000	696,131

United Arab Emirates - 1.1%
Acwa Power Management & Investments One Ltd. 5.95%, 12/15/2039 (A)	998,000	869,258
MDGH GMTN (RSC) Ltd. 5.50%, 04/28/2033 (A)	460,000	456,909
Sweihan PV Power Co. PJSC 3.63%, 01/31/2049 (A)	993,210	755,336

		2,081,503

United Kingdom - 1.6%
Energean PLC 6.50%, 04/30/2027 (A) (G)	1,130,000	998,332
Liquid Telecommunications Financing PLC 5.50%, 09/04/2026 (A)	750,000	517,500
Tullow Oil PLC 10.25%, 05/15/2026 (A)	1,119,000	953,948
Vedanta Resources Finance II PLC 8.95%, 03/11/2025 (A)	1,070,000	674,496

		3,144,276

United States - 1.4%
Kosmos Energy Ltd. 7.75%, 05/01/2027 (A)	800,000	646,000
New Fortress Energy, Inc. 6.50%, 09/30/2026 (A)	920,000	891,011
Sasol Financing USA LLC 5.50%, 03/18/2031 (G)	1,500,000	1,128,240

		2,665,251

Venezuela - 0.2%
Petroleos de Venezuela SA 8.50%, 10/27/2020 (B) (D) (H)	1,945,000	340,375

Virgin Islands, British - 0.2%
Studio City Finance Ltd. 6.50%, 01/15/2028 (B)	940,000	393,797

Total Corporate Debt Securities (Cost $93,387,078)		73,041,006

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 54.0%
Angola - 1.3%
Angolan Government International Bonds
8.25%, 05/09/2028 (B)	$ 595,000	$ 500,395
9.13%, 11/26/2049 (B)	1,965,000	1,477,680
9.50%, 11/12/2025 (B)	450,000	438,381

		2,416,456

Argentina - 1.3%
Argentine Republic Government International Bonds
0.50% (I), 07/09/2030	2,200,000	463,361
1.50% (I), 07/09/2035 - 07/09/2046	9,970,000	2,012,093

		2,475,454

Bermuda - 0.9%
Bermuda Government International Bonds 5.00%, 07/15/2032 (A)	1,915,000	1,774,316

Brazil - 4.1%
Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2023 - 01/01/2033	BRL 41,559,000	7,839,299

Cayman Islands - 0.9%
KSA Sukuk Ltd. 5.27%, 10/25/2028 (A)	$1,695,000	1,706,638

Chile - 1.6%
Bonos de la Tesoreria de la Republica en pesos 4.70%, 09/01/2030 (B)	CLP 625,000,000	594,224
Chile Government International Bonds
2.75%, 01/31/2027	$1,625,000	1,463,105
3.10%, 05/07/2041 (G)	1,635,000	1,077,974

		3,135,303

China - 0.6%
China Government Bonds 3.27%, 11/19/2030	CNY 8,350,000	1,190,774

Colombia - 2.2%
Colombia Government International Bonds
3.13%, 04/15/2031	$1,180,000	807,580
4.50%, 03/15/2029	370,000	297,976
5.63%, 02/26/2044	1,170,000	758,786
Colombia TES
Series B,
6.00%, 04/28/2028	COP 8,214,500,000	1,184,354
6.25%, 07/09/2036	10,547,500,000	1,153,918

		4,202,614

Cote d’Ivoire - 0.9%
Ivory Coast Government International Bonds
4.88%, 01/30/2032 (A)	EUR 1,040,000	719,877
6.88%, 10/17/2040 (A)	1,530,000	1,009,275

		1,729,152

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Dominican Republic - 1.0%
Dominican Republic International Bonds
4.88%, 09/23/2032 (A)	$1,425,000	$ 1,098,031
5.50%, 02/22/2029 (A)	400,000	350,168
6.50%, 02/15/2048 (A)	750,000	548,733

		1,996,932

Ecuador - 0.6%
Ecuador Government International Bonds
1.50% (I), 07/31/2040 (A)	715,000	236,073
5.50% (I), 07/31/2030 (B)	1,865,000	990,235

		1,226,308

Egypt - 0.9%
Egypt Government International Bonds
5.80%, 09/30/2027 (A)	1,885,000	1,370,960
8.88%, 05/29/2050 (A)	725,000	429,618

		1,800,578

El Salvador - 0.1%
El Salvador Government International Bonds 6.38%, 01/18/2027 (B)	585,000	227,389

Ghana - 0.3%
Ghana Government International Bonds
7.63%, 05/16/2029 (A)	1,525,000	427,000
8.88%, 05/07/2042 (B)	650,000	177,125

		604,125

Guatemala - 0.4%
Guatemala Government Bonds 5.25%, 08/10/2029 (A)	755,000	695,284

Hungary - 1.2%
Hungary Government Bonds 4.75%, 11/24/2032 (G)	HUF 1,489,980,000	2,399,332

Indonesia - 6.7%
Indonesia Government International Bonds
4.15%, 09/20/2027	$620,000	587,407
4.35%, 01/08/2027 (A)	2,750,000	2,638,090
4.63%, 04/15/2043 (A)	3,205,000	2,688,350
4.65%, 09/20/2032	965,000	892,278
Indonesia Treasury Bonds
8.25%, 05/15/2036	IDR 26,691,000,000	1,779,617
8.38%, 03/15/2034	19,931,000,000	1,348,587
Series FR73,
8.75%, 05/15/2031	17,219,000,000	1,186,204
Perusahaan Penerbit SBSN Indonesia III
4.40%, 06/06/2027 (A)	$1,185,000	1,130,518
4.70%, 06/06/2032 (A)	600,000	560,599

		12,811,650

Kenya - 0.6%
Republic of Kenya Government International Bonds 6.88%, 06/24/2024 (A)	1,230,000	1,071,084

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Malaysia - 1.3%
Malaysia Government Bonds 3.76%, 05/22/2040	MYR 8,503,000	$ 1,552,483
Malaysia Sovereign Sukuk Bhd. 3.04%, 04/22/2025 (A)	$1,000,000	958,722

		2,511,205

Mexico - 7.3%
Mexico Bonos
7.50%, 06/03/2027	MXN 77,177,100	3,563,949
8.00%, 09/05/2024	7,910,000	383,651
Series M,
7.75%, 05/29/2031	69,100,000	3,069,681
8.50%, 05/31/2029	63,440,000	2,996,667
Mexico Government International Bonds
4.28%, 08/14/2041	$2,220,000	1,613,180
4.50%, 04/22/2029	1,325,000	1,232,124
4.88%, 05/19/2033	1,300,000	1,148,318

		14,007,570

Nigeria - 0.7%
Nigeria Government International Bonds 8.38%, 03/24/2029 (A)	1,785,000	1,289,663

Oman - 0.9%
Oman Government International Bonds
6.25%, 01/25/2031 (A)	1,250,000	1,190,625
7.00%, 01/25/2051 (A)	590,000	502,649

		1,693,274

Panama - 1.0%
Panama Government International Bonds 4.50%, 01/19/2063	2,965,000	1,910,869

Peru - 1.7%
Peru Government International Bonds
2.39%, 01/23/2026	880,000	794,112
2.78%, 01/23/2031	1,100,000	867,970
3.00%, 01/15/2034	1,000,000	749,640
6.90%, 08/12/2037 (A)	PEN 4,214,000	907,402

		3,319,124

Poland - 1.0%
Republic of Poland Government Bonds Series 0432, 1.75%, 04/25/2032	PLN 16,596,000	2,007,886

Qatar - 0.4%
Qatar Government International Bonds 3.40%, 04/16/2025 (A)	$750,000	723,134

Republic of Korea - 1.8%
Export-Import Bank of Korea
4.25%, 09/15/2027	1,375,000	1,301,070
8.00%, 05/15/2024 (A)	IDR 15,200,000,000	980,362
Korea Development Bank 4.00%, 09/08/2025	$825,000	796,987

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Republic of Korea (continued)
Korea Electric Power Corp. 5.50%, 04/06/2028 (A)	$ 365,000	$ 361,533

		3,439,952

Republic of South Africa - 3.5%
Republic of South Africa Government Bonds
7.00%, 02/28/2031	ZAR 23,462,700	989,153
8.25%, 03/31/2032	34,976,000	1,567,839
8.88%, 02/28/2035	47,923,000	2,125,766
Republic of South Africa Government International Bonds
5.88%, 04/20/2032	$900,000	768,888
7.30%, 04/20/2052	1,600,000	1,252,000

		6,703,646

Romania - 1.7%
Romania Government Bonds 4.25%, 04/28/2036	RON 15,650,000	1,936,305
Romania Government International Bonds
3.00%, 02/27/2027 (A)	$1,000,000	856,896
6.00%, 05/25/2034 (A) (G)	549,000	462,610

		3,255,811

Saudi Arabia - 1.4%
Saudi Government International Bonds
4.63%, 10/04/2047 (A)	1,913,000	1,537,363
5.50%, 10/25/2032 (A)	1,085,000	1,098,563

		2,635,926

Supranational - 0.8%
Asian Development Bank 6.20%, 10/06/2026	INR 38,300,000	440,107
Asian Infrastructure Investment Bank 6.00%, 12/08/2031 (B)	38,300,000	409,164
Banque Ouest Africaine de Developpement 4.70%, 10/22/2031 (A)	$800,000	603,328

		1,452,599

Thailand - 1.0%
Thailand Government Bonds
1.59%, 12/17/2035	THB 58,162,000	1,204,694
3.78%, 06/25/2032	24,413,000	669,855

		1,874,549

Tunisia - 0.6%
Tunisian Republic 5.75%, 01/30/2025 (B)	$1,890,000	1,183,624

Turkey - 1.4%
Hazine Mustesarligi Varlik Kiralama AS 9.76%, 11/13/2025 (A)	1,360,000	1,372,308
Turkey Government International Bonds 6.00%, 03/25/2027	1,510,000	1,315,346

		2,687,654

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Ukraine - 0.4%
Ukraine Government International Bonds
Zero Coupon (F), 08/01/2041 (B)	$ 870,000	$ 215,760
7.75%, 09/01/2026 (B) (G)	1,400,000	226,800
7.75%, 09/01/2027 (B)	2,450,000	382,200

		824,760

United Arab Emirates - 0.3%
UAE International Government Bonds 4.95%, 07/07/2052 (A) (G)	680,000	617,100

Venezuela - 0.3%
Venezuela Government International Bonds 9.00%, 05/07/2023 (B) (D) (H)	9,260,000	532,450

Virgin Islands, British - 0.6%
1MDB Global Investments Ltd. 4.40%, 03/09/2023 (B)	1,200,000	1,175,764

Zambia - 0.3%
Zambia Government International Bonds
5.38%, 09/20/2022 (B)	1,725,000	589,105
8.50%, 04/14/2024 (B)	200,000	79,500

		668,605

Total Foreign Government Obligations (Cost $126,850,131)		103,817,853

	Shares	Value
OTHER INVESTMENT COMPANY - 2.6%
Securities Lending Collateral - 2.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (J)	4,931,022	4,931,022

Total Other Investment Company (Cost $4,931,022)		4,931,022

	Principal	Value
REPURCHASE AGREEMENT - 6.5%
Fixed Income Clearing Corp., 1.10% (J), dated 10/31/2022, to be repurchased at $12,389,879 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.30%, due 04/27/2023, and with a value of $12,637,317.	$12,389,501	12,389,501

Total Repurchase Agreement (Cost $12,389,501)		12,389,501

Total Investments (Cost $237,557,732)		194,179,382
Net Other Assets (Liabilities) - (1.1)%		(2,052,932)

Net Assets - 100.0%		$192,126,450

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
GSB	11/03/2022	USD	5,511,810	BRL	29,200,195	$—	$(136,969)
GSB	11/03/2022	BRL	29,200,195	USD	5,507,705	141,074	—
GSB	12/02/2022	USD	2,934,278	BRL	15,723,528	—	(87,761)
GSB	12/02/2022	BRL	7,887,150	USD	1,469,701	46,198	—
HSBC	11/02/2022	USD	2,001,190	HUF	868,076,337	—	(92,929)
HSBC	11/02/2022	HUF	868,076,337	USD	2,008,599	85,520	—
HSBC	11/30/2022	USD	3,274,541	MXN	65,525,211	—	(13,598)
HSBC	11/30/2022	USD	2,061,272	PLN	9,792,896	17,677	—
HSBC	11/30/2022	THB	111,312,747	USD	2,951,418	—	(19,918)
JPM	11/30/2022	USD	1,670,590	EUR	1,663,865	22,775	—
MSC	11/30/2022	USD	672,865	HUF	275,941,937	13,083	—

Total						$326,327	$(351,175)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Foreign Government Obligations	53.5%	$103,817,853
Oil, Gas & Consumable Fuels	12.3	23,970,002
Electric Utilities	4.5	8,730,622
Metals & Mining	2.9	5,582,613
Chemicals	2.5	4,863,526
Food Products	1.9	3,700,487
Diversified Telecommunication Services	1.4	2,685,207
Wireless Telecommunication Services	1.4	2,683,568
Banks	1.3	2,445,984
Energy Equipment & Services	1.1	2,125,055
Construction & Engineering	1.0	1,974,898
Transportation Infrastructure	0.9	1,669,518
Beverages	0.8	1,564,614
Hotels, Restaurants & Leisure	0.6	1,228,970
Internet & Direct Marketing Retail	0.6	1,216,674
Real Estate Management & Development	0.6	1,070,868
Pharmaceuticals	0.5	1,056,250
Paper & Forest Products	0.5	976,231
Professional Services	0.5	869,258
Specialty Retail	0.4	846,262
Insurance	0.4	763,317
Road & Rail	0.3	647,815
Technology Hardware, Storage & Peripherals	0.3	536,638
Capital Markets	0.2	456,909
Marine	0.2	440,632
Internet & Catalog Retail	0.2	380,521
Equity Real Estate Investment Trusts	0.2	369,879
Interactive Media & Services	0.1	184,688

Investments	91.1	176,858,859
Short-Term Investments	8.9	17,320,523

Total Investments	100.0%	$194,179,382

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

INVESTMENT VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$73,041,006	$—	$73,041,006
Foreign Government Obligations	—	103,817,853	—	103,817,853
Other Investment Company	4,931,022	—	—	4,931,022
Repurchase Agreement	—	12,389,501	—	12,389,501

Total Investments	$4,931,022	$189,248,360	$—	$194,179,382

Other Financial Instruments
Forward Foreign Currency Contracts (L)	$—	$326,327	$—	$326,327

Total Other Financial Instruments	$—	$326,327	$—	$326,327

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (L)	$—	$(351,175)	$—	$(351,175)

Total Other Financial Instruments	$—	$(351,175)	$—	$(351,175)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the total value of 144A securities is $80,139,372, representing 41.7% of the Fund’s net assets.
(B)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2022, the total value of Regulation S securities is $21,145,601, representing 11.0% of the Fund’s net assets.
(C)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(D)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2022, the total value of such securities is $1,015,925, representing 0.5% of the Fund’s net assets.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	Floating or variable rate securities. The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(G)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,015,703, collateralized by cash collateral of $4,931,022 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $280,775. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(H)	Non-income producing securities.
(I)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of October 31, 2022; the maturity dates disclosed are the ultimate maturity dates.
(J)	Rates disclosed reflect the yields at October 31, 2022.
(K)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(L)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi (onshore)
COP	Columbian Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Sol
PLN	Polish Zloty
RON	New Romanian Leu
THB	Thai Baht
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

GSB	Goldman Sachs Bank
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MSC	Morgan Stanley & Co.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Emerging Markets Opportunities

(unaudited)

MARKET ENVIRONMENT

During the fiscal year ended October 31, 2022, emerging markets sold off as global economic conditions decelerated amid elevated geopolitical tensions, ongoing supply-chain disruptions, and surging food and energy prices. Tighter global monetary policy also weighed on investor sentiment. Among regions, Latin America significantly outperformed. The crisis in Ukraine drove energy, grains, and metals prices sharply higher, which benefited the region’s economies that rely heavily on commodity exports. Brazil, Chile, Mexico, and Peru generated outsized gains. In the third quarter of 2022, Brazil bolstered the region. While the country’s central bank hiked interest rates by 0.50%, guidance was more dovish than expected, signaling a potential end to the bank’s aggressive policy-tightening cycle.

Europe, the Middle East, and Africa ended the period lower as several countries were hampered by the spillover effects of the Russia/Ukraine war. Many traditional supply routes for food and energy were cut off or remapped, exacerbating inflation in countries such as Poland and the Czech Republic. A strengthening U.S. dollar and slowing global economic growth weighed on markets in the Persian Gulf, while higher energy prices supported oil-exporting nations.

Asian equities were dragged down by China, where a steep drop in stocks reflected anxiety about the health of the economy, strains from China’s zero-COVID approach, weakening global demand, and a worsening property market crisis. Chinese authorities pledged greater support for the economy and the property sector, as investors grew wary of the country’s growth prospects. In October, President Xi Jinping clinched a third term in office and appointed a new team of loyalists that further consolidated his power. The trade-dependent economies of Taiwan and South Korea were hampered by slowing global growth, supply chain disruptions, and higher energy prices which threatened to curb the demand for semiconductors and electronic equipment. Additionally, Taiwan fell amid increased geopolitical tensions with China and a sell-off in technology stocks.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Emerging Markets Opportunities (Class I) returned -37.56%. By comparison, its benchmark, the MSCI Emerging Markets Index, returned -30.73%.

STRATEGY REVIEW

During the fiscal year ended October 31, 2022, holdings in the energy, utilities, and materials sectors detracted most from the Fund’s relative performance. From a country perspective, holdings and an overweight in China detracted most, followed by an overweight and holdings in Russia and holdings in Taiwan. The Fund’s largest individual relative detractors included overweights to Gazprom PJSC, XPeng, Inc., and Lukoil PJSC. Russian stocks, including Gazprom PJSC, and Lukoil PJSC, tumbled as the standoff between the West and Russia over the conflict in Ukraine intensified and increasing sanctions against Russia wiped out almost $2 billion in stock market value in the first quarter of 2022. XPeng, Inc., the leading electric vehicle manufacturer in China, suffered from the country’s zero-COVID lockdown policies. In the long run, we believe XPeng, Inc. could be a winner in the Chinese EV market. It has a strong management team and excellent technology, in our view, in terms of electric power and autonomous driving software.

Individual relative contributors included overweights to Axis Bank, Ltd. (India), Bharti Airtel Ltd. (India), and Petroleo Brasileiro SA (Brazil). Axis Bank, Ltd. benefited from market consolidation in India that led to higher growth, improving profitability and operating leverage for the country’s four major banks, which includes Axis Bank, Ltd. India-based wireless operator Bharti Airtel Ltd. announced that it signed 5G network agreements with Ericsson, Nokia, and Samsung to commence 5G deployment. Petroleo Brasileiro SA, the Brazilian integrated oil and gas company, reported strong results on the back of higher oil prices. Free-cash-flow generation remained good, and the company distributed a record dividend payout.

Mary L. Pryshlak, CFA

Jonathan G. White, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Transamerica Funds	Annual Report 2022

Transamerica Emerging Markets Opportunities

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	92.6%
Preferred Stocks	3.4
Other Investment Company	2.5
Net Other Assets (Liabilities) ^	1.5
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2022

Transamerica Emerging Markets Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	10 Year or Since Inception	Inception Date
Class I (NAV)	(37.56)%	(9.89)%	12/19/2019
MSCI Emerging Markets Index (A)	(30.73)%	(6.34)%
Class I2 (NAV)	(37.55)%	(9.85)%	12/19/2019
Class R6 (NAV)	(37.58)%	(31.30)%	05/28/2021

(A) The MSCI Emerging Markets Index captures large and mid-cap representation across emerging markets countries.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Foreign and emerging market investments involve risks not associated with U.S. markets, such as currency fluctuation, adverse social and political developments, and the relatively small size, lower trading volumes and lesser liquidity of the markets. An investment in emerging market securities should be considered speculative.

Transamerica Funds	Annual Report 2022

Transamerica Emerging Markets Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
COMMON STOCKS - 92.6%
Brazil - 6.6%
Banco do Brasil SA	995,000	$7,130,946
BB Seguridade Participacoes SA	500,600	2,877,323
Cia de Saneamento Basico do Estado de Sao Paulo	454,000	5,282,238
Hapvida Participacoes e Investimentos SA (A)	1,792,848	2,707,233
Magazine Luiza SA	3,868,376	3,347,525
Petroleo Brasileiro SA	1,654,851	10,655,376
Raia Drogasil SA	426,929	2,174,524
TIM SA	2,133,100	5,450,957
TOTVS SA	84,300	541,165
Vale SA, ADR (B)	987,035	12,772,233

		52,939,520

Cayman Islands - 0.9%
Sands China Ltd. (C)	4,356,800	7,616,663

China - 29.6%
Airtac International Group	194,635	4,453,915
Alibaba Group Holding Ltd. (C)	1,202,469	9,349,084
Amoy Diagnostics Co. Ltd., A Shares	287,731	925,030
Angang Steel Co. Ltd., A Shares	2,902,400	978,984
Angang Steel Co. Ltd., H Shares	666,000	138,187
Anhui Conch Cement Co. Ltd., H Shares	918,500	2,364,156
ANTA Sports Products Ltd.	953,798	8,385,426
Asymchem Laboratories Tianjin Co. Ltd., A Shares	43,700	853,071
Asymchem Laboratories Tianjin Co. Ltd., H Shares (A) (B)	86,899	930,933
Baidu, Inc., Class A (C)	125,900	1,207,003
Bank of Ningbo Co. Ltd., A Shares	871,100	2,843,114
Baoshan Iron & Steel Co. Ltd., A Shares	3,387,900	2,237,110
BYD Co. Ltd., H Shares	32,000	716,900
China Construction Bank Corp., H Shares	12,213,922	6,481,785
China Longyuan Power Group Corp. Ltd., H Shares	6,680,175	7,633,236
China Merchants Bank Co. Ltd., H Shares	1,916,068	6,273,014
China National Building Material Co. Ltd., H Shares	4,418,000	2,565,382
China Pacific Insurance Group Co. Ltd., H Shares	1,219,488	1,965,806
China Railway Group Ltd., A Shares	3,554,500	2,432,859
China Tourism Group Duty Free Corp. Ltd., A Shares	286,106	6,286,710
China Vanke Co. Ltd., H Shares	1,016,500	1,304,502
China Yangtze Power Co. Ltd., A Shares	1,085,260	3,020,183
CITIC Ltd.	475,000	425,051
Contemporary Amperex Technology Co. Ltd., A Shares	265,500	13,625,384
Country Garden Services Holdings Co. Ltd.	255,079	222,946
CSC Financial Co. Ltd., H Shares (A) (B)	5,489,822	3,980,117
CSPC Pharmaceutical Group Ltd.	2,173,981	2,233,030
ENN Energy Holdings Ltd.	595,336	5,918,857
Ganfeng Lithium Group Co. Ltd., H Shares (A) (B)	590,808	3,996,000
GDS Holdings Ltd., ADR (C)	44,101	380,592
Glodon Co. Ltd., A Shares	403,900	2,737,088
Great Wall Motor Co. Ltd., H Shares	783,500	855,897
Guangzhou Tinci Materials Technology Co. Ltd., A Shares	610,000	3,554,282

	Shares	Value
COMMON STOCKS (continued)
China (continued)
H World Group Ltd., ADR	17,203	$ 465,857
Haidilao International Holding Ltd. (A) (B) (C)	1,592,000	2,363,851
Hangzhou Tigermed Consulting Co. Ltd., A Shares	113,400	1,295,886
Hangzhou Tigermed Consulting Co. Ltd., H Shares (A) (B)	165,900	1,126,702
Industrial & Commercial Bank of China Ltd., H Shares	10,759,503	4,671,403
JD.com, Inc., ADR	96,903	3,613,513
JD.com, Inc., Class A	165,888	3,020,905
KE Holdings, Inc., ADR (C)	691,033	7,034,716
Kingdee International Software Group Co. Ltd. (C)	1,695,000	2,777,445
Li Ning Co. Ltd.	385,052	1,991,843
Longfor Group Holdings Ltd. (A)	94,396	120,278
Meituan, Class B (A) (C)	608,412	9,741,001
Metallurgical Corp. of China Ltd., A Shares	3,238,000	1,280,094
Microport Scientific Corp. (B) (C)	332,400	702,259
NetEase, Inc.	254,980	2,829,066
Onewo, Inc., Class H (C)	128,989	488,865
Ping An Insurance Group Co. of China Ltd., H Shares	1,238,158	4,956,830
Poly Developments & Holdings Group Co. Ltd., A Shares	140,700	267,341
Proya Cosmetics Co. Ltd., A Shares	36,300	831,712
Qinghai Salt Lake Industry Co. Ltd., A Shares (C)	421,700	1,245,315
Remegen Co. Ltd., H Shares (A) (B) (C)	158,500	997,434
SAIC Motor Corp. Ltd., A Shares	627,000	1,183,607
Sany Heavy Industry Co. Ltd., A Shares	899,100	1,668,408
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	2,721,878	3,750,163
Shanghai Fosun Pharmaceutical Group Co. Ltd., H Shares	485,500	1,226,007
Shanghai Putailai New Energy Technology Co. Ltd., A Shares	277,400	1,898,805
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares	84,500	3,777,361
Sinoma Science & Technology Co. Ltd., A Shares	1,733,630	4,258,528
Tencent Holdings Ltd.	1,016,162	26,701,458
Trip.com Group Ltd., ADR (C)	86,640	1,960,663
Trip.com Group Ltd. (C)	65,200	1,464,542
WuXi AppTec Co. Ltd., A Shares	135,900	1,424,199
WuXi AppTec Co. Ltd., H Shares (A)	202,048	1,621,684
Wuxi Lead Intelligent Equipment Co. Ltd., A Shares	219,800	1,511,203
XPeng, Inc., A Shares (B) (C)	795,838	2,547,894
Xtep International Holdings Ltd.	2,664,500	2,442,210
Yatsen Holding Ltd., ADR (B) (C)	1,440,449	1,627,707
Yifeng Pharmacy Chain Co. Ltd., A Shares	311,688	2,398,883
Yihai International Holding Ltd. (C)	2,483,241	4,092,231
Yum China Holdings, Inc.	22,726	939,720
Yunnan Energy New Material Co. Ltd., A Shares	209,201	4,242,693
Zhejiang HangKe Technology, Inc. Co., A Shares	207,776	1,426,715
Zhongsheng Group Holdings Ltd.	260,000	986,780

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Emerging Markets Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Shares	Value
COMMON STOCKS (continued)
China (continued)
Zoomlion Heavy Industry Science & Technology Co. Ltd., A Shares	3,160,878	$ 2,320,226

		238,569,637

Czech Republic - 1.5%
Komercni Banka AS	415,850	11,910,061

Greece - 0.5%
Hellenic Telecommunications Organization SA	244,579	3,841,001

Hong Kong - 2.8%
AIA Group Ltd.	1,876,741	14,215,919
China Overseas Land & Investment Ltd.	551,974	1,054,777
China Resources Beer Holdings Co. Ltd.	504,000	2,378,147
ESR Group Ltd. (A)	137,983	235,310
Melco Resorts & Entertainment Ltd., ADR (C)	820,255	4,486,795
Sun Hung Kai Properties Ltd.	48,500	521,196

		22,892,144

Hungary - 0.5%
MOL Hungarian Oil & Gas PLC	696,055	4,179,178

India - 15.8%
Apollo Hospitals Enterprise Ltd.	58,245	3,175,122
Axis Bank Ltd., GDR	192,433	10,391,382
Axis Bank Ltd.	1,001,114	10,978,694
Bharat Electronics Ltd.	2,693,925	3,484,696
Bharti Airtel Ltd.	1,851,759	18,622,751
HDFC Life Insurance Co. Ltd. (A)	226,849	1,482,628
ICICI Bank Ltd.	402,550	4,426,422
Infosys Ltd., ADR (B)	584,280	10,943,564
Kotak Mahindra Bank Ltd.	636,622	14,655,195
Mahindra & Mahindra Ltd., GDR	225,583	3,677,003
Mahindra & Mahindra Ltd.	109,638	1,791,130
PI Industries Ltd.	24,013	941,476
Power Grid Corp. of India Ltd.	1,420,576	3,909,168
Reliance Industries Ltd., GDR (A)	124,330	7,590,346
Reliance Industries Ltd.	622,731	19,186,821
SBI Life Insurance Co. Ltd. (A)	330,576	5,065,841
Tata Steel Ltd.	1,736,433	2,120,320
UPL Ltd.	334,705	2,962,099
Zomato Ltd. (C)	2,001,128	1,525,096

		126,929,754

Indonesia - 4.5%
Aneka Tambang Tbk	8,358,900	989,428
Bank Central Asia Tbk PT	13,768,863	7,783,226
Bank Rakyat Indonesia Persero Tbk PT	63,953,532	19,079,455
Telkom Indonesia Persero Tbk PT	29,453,500	8,272,039

		36,124,148

Japan - 0.3%
Tokyo Electron Ltd. (B)	8,033	2,113,454

Jordan - 0.1%
Hikma Pharmaceuticals PLC	68,746	986,864

Mexico - 0.6%
Fibra Uno Administracion SA de CV, REIT	242,215	282,766
Grupo Mexico SAB de CV, Series B	940,943	3,389,446
Orbia Advance Corp. SAB de CV	709,700	1,193,878

		4,866,090

	Shares	Value
COMMON STOCKS (continued)
Netherlands - 0.6%
ASML Holding NV (B)	10,081	$ 4,728,862

Peru - 1.1%
Credicorp Ltd.	59,580	8,720,129

Philippines - 1.8%
Ayala Land, Inc.	4,600,354	2,041,588
BDO Unibank, Inc.	5,649,310	12,487,150

		14,528,738

Republic of Korea - 6.2%
E-MART, Inc.	37,533	2,225,056
Kangwon Land, Inc. (C)	248,862	4,012,493
NCSoft Corp.	9,398	2,567,339
POSCO Holdings, Inc.	11,796	2,055,934
Samsung C&T Corp.	41,392	3,436,015
Samsung Electronics Co. Ltd.	594,155	24,728,626
SK Innovation Co. Ltd. (B) (C)	32,082	3,884,752
SK Telecom Co. Ltd.	208,641	7,332,002

		50,242,217

Republic of South Africa - 1.8%
Discovery Ltd. (C)	379,315	2,481,033
Gold Fields Ltd.	590,184	4,727,846
Naspers Ltd., N Shares	35,016	3,609,513
Old Mutual Ltd.	2,617,848	1,485,974
Sibanye Stillwater Ltd.	875,788	2,051,297

		14,355,663

Russian Federation - 0.0% (D)
Gazprom PJSC, ADR (C) (E) (F) (G) (H)	2,525,844	0
Lukoil PJSC, ADR (E) (F) (G) (H)	192,700	0
MMC Norilsk Nickel PJSC (E) (F) (G) (H)	7,371	0
Mobile TeleSystems PJSC, ADR (C) (E) (F) (G) (H)	382,338	0
Novatek PJSC, GDR (E) (F) (G) (H)	2,914	0
Sberbank of Russia PJSC (C) (E) (F) (G) (H)	1,980,987	0
Yandex NV, Class A (C) (E) (F) (G) (H)	137,164	0

		0

Saudi Arabia - 1.4%
Saudi British Bank	956,598	11,080,830

Taiwan - 10.3%
E Ink Holdings, Inc.	1,668,000	10,598,756
Globalwafers Co. Ltd.	113,504	1,258,071
Hon Hai Precision Industry Co. Ltd.	2,347,000	7,454,252
MediaTek, Inc.	262,400	4,783,078
Nanya Technology Corp.	1,309,000	2,206,752
Realtek Semiconductor Corp.	397,834	3,136,228
Taiwan Semiconductor Manufacturing Co. Ltd.	4,245,678	51,042,403
Unimicron Technology Corp.	528,000	2,028,771

		82,508,311

Thailand - 3.7%
Bangkok Dusit Medical Services PCL, Class F	2,183,100	1,694,410
Central Pattana PCL	549,818	994,743
CP ALL PCL	889,300	1,402,712
Kasikornbank PCL	3,691,835	14,254,838
PTT Exploration & Production PCL	2,465,000	11,690,292

		30,036,995

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Emerging Markets Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Shares	Value
COMMON STOCKS (continued)
United Arab Emirates - 0.2%
Emaar Properties PJSC	731,530	$ 1,207,576

United Kingdom - 1.8%
Anglo American PLC	207,052	6,202,077
Standard Chartered PLC	1,345,338	8,038,039

		14,240,116

United States - 0.0% (D)
Parade Technologies Ltd.	19,009	357,977

Total Common Stocks (Cost $1,064,403,793)		744,975,928

PREFERRED STOCKS - 3.4%
Brazil - 2.1%
Banco Bradesco SA, 3.17% (I)	4,258,413	16,372,487

	Shares	Value
PREFERRED STOCKS (continued)
Republic of Korea - 1.3%
Samsung Electronics Co. Ltd., 2.71% (I)	281,022	$ 10,502,323

Total Preferred Stocks (Cost $33,104,958)		26,874,810

OTHER INVESTMENT COMPANY - 2.5%
Securities Lending Collateral - 2.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (I)	20,434,203	20,434,203

Total Other Investment Company (Cost $20,434,203)		20,434,203

Total Investments (Cost $1,117,942,954)		792,284,941
Net Other Assets (Liabilities) - 1.5%		12,347,136

Net Assets - 100.0%		$804,632,077

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
MSCI Emerging Markets Index	311	12/16/2022	$15,155,240	$13,273,480	$—	$(1,881,760)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	22.4%	$177,578,170
Semiconductors & Semiconductor Equipment	8.8	69,626,825
Oil, Gas & Consumable Fuels	7.2	57,186,765
Metals & Mining	5.3	41,658,862
Technology Hardware, Storage & Peripherals	4.4	35,230,949
Insurance	4.4	34,531,354
Wireless Telecommunication Services	4.0	31,405,710
Internet & Direct Marketing Retail	3.9	30,859,112
Interactive Media & Services	3.5	27,908,461
Hotels, Restaurants & Leisure	2.9	23,310,584
Chemicals	2.6	20,297,076
Electronic Equipment, Instruments & Components	2.5	20,081,779
Real Estate Management & Development	2.0	15,493,838
Electrical Equipment	1.9	15,052,099
Textiles, Apparel & Luxury Goods	1.6	12,819,479
Diversified Telecommunication Services	1.5	12,113,040
IT Services	1.4	11,324,156
Automobiles	1.4	10,772,431
Independent Power & Renewable Electricity Producers	1.3	10,653,419
Machinery	1.3	9,953,752
Health Care Equipment & Supplies	1.0	8,229,783
Food & Staples Retailing	1.0	8,201,175
Health Care Providers & Services	1.0	7,576,765
Specialty Retail	0.9	7,273,490
Pharmaceuticals	0.8	6,229,905
Software	0.8	6,055,698

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Emerging Markets Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Gas Utilities	0.8%		$5,918,857
Life Sciences Tools & Services	0.7		5,468,471
Entertainment	0.7		5,396,405
Water Utilities	0.7		5,282,238
Construction Materials	0.6		4,929,538
Food Products	0.5		4,092,231
Capital Markets	0.5		3,980,117
Electric Utilities	0.5		3,909,168
Industrial Conglomerates	0.5		3,861,066
Construction & Engineering	0.5		3,712,953
Aerospace & Defense	0.4		3,484,696
Multiline Retail	0.4		3,347,525
Personal Products	0.3		2,459,419
Beverages	0.3		2,378,147
Biotechnology	0.2		1,922,464
Equity Real Estate Investment Trusts	0.0	(D)	282,766

Investments	97.4		771,850,738
Short-Term Investments	2.6		20,434,203

Total Investments	100.0%		$792,284,941

INVESTMENT VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (K)	Value
ASSETS
Investments
Common Stocks	$119,637,597	$625,338,331	$0	$744,975,928
Preferred Stocks	16,372,487	10,502,323	—	26,874,810
Other Investment Company	20,434,203	—	—	20,434,203

Total Investments	$156,444,287	$635,840,654	$0	$792,284,941

LIABILITIES
Other Financial Instruments
Futures Contracts (L)	$(1,881,760)	$—	$—	$(1,881,760)

Total Other Financial Instruments	$(1,881,760)	$—	$—	$(1,881,760)

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Common Stocks (G)	$0	$—	$0	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the total value of 144A securities is $41,959,358, representing 5.2% of the Fund’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $30,339,544, collateralized by cash collateral of $20,434,203 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $11,277,268. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Emerging Markets Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Non-income producing securities.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Securities are Level 3 of the fair value hierarchy.
(F)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2022, the total value of securities is $0, representing less than 0.1% of the Fund’s net assets.
(G)	For the period ended October 31, 2022, the valuation technique changed for investments in Russian Federation Common Stocks with a total value of $0 from using market comparable and market transactions, to being worthless because of the Russian invasion of Ukraine, liquidity concerns and US sanctions. This was considered to be a more relevant measure of fair value as of October 31, 2022.
(H)	Securities deemed worthless.
(I)	Rates disclosed reflect the yields at October 31, 2022.
(J)	The Fund recognized transfers in and out of Level 3 as of October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(K)	Level 3 securities were not considered significant to the Fund.
(L)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Energy Infrastructure

(unaudited)

MARKET ENVIRONMENT

Energy stocks were relatively resilient, outpacing the broader market’s sell-off during the last fiscal year ended October 31, 2022. Several factors helped buoy energy stocks during the period even as oil prices have relatively weakened. For one, U.S. natural gas prices rebounded and reached multi-year highs. Further, energy companies largely reported strong results, that importantly highlighted free cash flow generation and returns to shareholders, helping support stock prices. Energy was also relatively unscathed in the wake of the U.S. Federal Reserve’s (the “Fed”) persistently hawkish stance with inherently less sensitivity to rising interest rates and inflationary periods likely working in its favor.

The midstream sector traded higher over the fiscal year, outperforming the broader equity market. The midstream sector’s earnings results were positive with some big beats and fewer misses. The midstream sector has a modest amount of direct commodity exposure, but the sector experienced an outsized impact given the rise in commodity prices, which provided some upside to the sector. The midstream sector enjoyed a period of record profitability and, despite volatility in the broader markets, the investment case for the midstream sector remains centered around free cash flow generation and returning cash to shareholders via dividend increases and share buybacks. Meanwhile, renewable energy equities posted mixed results during the fiscal year as a wide disparity in performance within the sector continued and uncertainty persisted from a worsening European energy crisis.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Energy Infrastructure (Class A) returned 7.30%, excluding any sales charges. By comparison, its benchmark, the Alerian Midstream Energy Select Total Return Index, returned 14.52%.

STRATEGY REVIEW

The Fund underperformed its primary (Alerian Midstream Energy Select Total Return Index) and secondary (Alerian MLP Total Return Index) benchmarks during the fiscal year ended October 31, 2022.

Sector performance drivers within the Fund were relatively in-line with the broader energy market. U.S. midstream holdings posted the best relative results, supported by fundamentals that remained positive despite a challenging energy environment, and proved better equipped to weather the periods of market volatility, followed by Canadian midstream names primarily driven by a broader energy market risk-off sentiment and subsequent profit-taking from gains garnered the prior year. The lowest contribution to performance was delivered by renewable infrastructure companies focused on Europe, as a worsening European energy crisis and soaring energy prices led to growing fears of government intervention in energy markets.

Notable positive contributors to performance during the fiscal year were Cheniere Energy, Inc., which showed substantial year-over-year improvements in its finances driven by the sharp increase in natural gas prices and sales volume improvements, and Targa Resources Corp., which posted impressive results with substantial growth in all measures of financial performance.

Negative contributors to performance included renewable infrastructure names such as Atlantica Sustainable Infrastructure PLC and Brookfield Renewable Corp. that suffered in the wake of the general negative performance drivers for the sector.

We continue to remain constructive on energy infrastructure as little has fundamentally changed for midstream infrastructure over the fiscal year and the outlook for the sector remains strong given its solid fundamentals. The outlook for renewable energy infrastructure continues to improve after a tough 18-month period that started in early 2021 as supply chain challenges and bottlenecks are slowly easing and a period of U.S. climate policy inaction has given way to the passage of the Inflation Reduction Act, which, in our view, likely provides a long-term tailwind for the sector.

It also bears noting that energy infrastructure, in general, may hold up better than other sectors of energy in a potential recession, given their fee-based business models. Additionally, geopolitical and energy security concerns stemming from Russia’s invasion of Ukraine have highlighted the growing importance of investment in energy infrastructure and the global need for energy security and energy independence. The Fund’s investments have, in our view, benefited from this backdrop of increased investment in domestic energy production and transportation, increased European reliance on U.S. energy exports, and increased investment into renewables as a path to energy independence.

John C. Frey

Portfolio Manager

Kayne Anderson Capital Advisors, L.P.

Transamerica Funds	Annual Report 2022

Transamerica Energy Infrastructure

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	70.2%
Master Limited Partnerships	24.8
Other Investment Company	11.2
Repurchase Agreement	3.3
Corporate Debt Securities	1.3
Net Other Assets (Liabilities)	(10.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica Energy Infrastructure

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	1.37%	3.11%	0.08%	04/30/2013
Class A (NAV)	7.30%	4.29%	0.67%	04/30/2013
Alerian Midstream Energy Select Total Return Index (A)	14.52%	6.41%	4.40%
Class C (POP)	5.42%	3.50%	(0.08)%	04/30/2013
Class C (NAV)	6.42%	3.50%	(0.08)%	04/30/2013
Class I (NAV)	7.75%	4.64%	0.97%	04/30/2013
Class I2 (NAV)	7.78%	4.70%	1.06%	04/30/2013

(A) The Alerian Midstream Energy Select Total Return Index is a composite of North American energy infrastructure companies.

The Fund’s benchmark is an unmanged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, depletion of energy reserves, the success of exploration projects, and tax and other government regulations. Investments in MLPs involve risks related to limited control and limited rights to vote on matters affecting the MLP, potential conflicts of interest, cash flow risks, dilution risks, and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price. The Fund is subject to certain MLP tax risks. As the Fund is registered as a Regulated Investment Company, the Fund does not pay taxes. Changes to government regulations may impact future returns. The Fund is classified as “non-diversified”, which means it may invest a larger percentage of its assets in a smaller number of issuers or sectors than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers. Renewable infrastructure companies are susceptible to various factors that may negatively impact their businesses or operations. These and other factors may negatively impact renewable infrastructure companies and adversely affect the fund’s performance.

Transamerica Funds	Annual Report 2022

Transamerica Energy Infrastructure

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
COMMON STOCKS - 70.2%
Electric Utilities - 5.5%
Duke Energy Corp.	10,200	$950,436
Eversource Energy	6,700	511,076
NextEra Energy, Inc.	47,400	3,673,500
NRG Energy, Inc.	38,100	1,691,640
Xcel Energy, Inc.	21,700	1,412,887

		8,239,539

Independent Power & Renewable Electricity Producers - 13.8%
AES Corp.	61,400	1,606,224
Atlantica Sustainable Infrastructure PLC	187,960	5,208,372
Brookfield Renewable Corp., Class A	16,800	521,304
Clearway Energy, Inc., Class C	129,500	4,498,830
Innergex Renewable Energy, Inc. (A)	78,500	864,315
Northland Power, Inc.	95,700	2,784,562
Polaris Renewable Energy, Inc. (A)	99,800	1,216,046
ReNew Energy Global PLC, A Shares (A) (B)	80,000	464,800
TransAlta Corp. (A)	231,469	2,038,850
TransAlta Renewables, Inc. (A)	117,644	1,263,355

		20,466,658

Multi-Utilities - 2.0%
Dominion Energy, Inc.	15,600	1,091,532
Sempra Energy	12,200	1,841,468

		2,933,000

Oil, Gas & Consumable Fuels - 48.9%
Cheniere Energy, Inc.	60,116	10,605,064
DT Midstream, Inc. (B)	46,000	2,746,200
Enbridge, Inc. (A)	119,100	4,638,945
Enviva, Inc. (A)	45,387	2,715,958
Kinder Morgan, Inc.	242,400	4,392,288
ONEOK, Inc.	35,500	2,105,860
Pembina Pipeline Corp.	154,600	5,103,346
Phillips 66	60,300	6,288,687
Plains GP Holdings LP, Class A (A)	509,900	6,394,146
Targa Resources Corp.	169,900	11,616,063
TC Energy Corp.	128,236	5,632,125
Williams Cos., Inc.	315,100	10,313,223

		72,551,905

Total Common Stocks (Cost $73,589,524)		104,191,102

MASTER LIMITED PARTNERSHIPS - 24.8% (C)
Independent Power & Renewable Electricity Producers - 7.0%
Brookfield Renewable Partners LP (B)	151,516	4,421,237
NextEra Energy Partners LP	81,400	6,029,298

		10,450,535

Oil, Gas & Consumable Fuels - 17.8%
Cheniere Energy Partners LP	28,300	1,701,679
Energy Transfer LP	684,500	8,741,065
Enterprise Products Partners LP	279,600	7,059,900
Magellan Midstream Partners LP	31,106	1,678,169
MPLX LP	213,600	7,164,144

		26,344,957

Total Master Limited Partnerships (Cost $30,651,108)		36,795,492

	Principal	Value
CORPORATE DEBT SECURITIES - 1.3%
Oil, Gas & Consumable Fuels - 1.3%
Energy Transfer LP 6.00%, 06/15/2048	$460,000	$ 385,547
Enterprise Products Operating LLC 4.20%, 01/31/2050	540,000	393,340
Kinder Morgan, Inc. 5.55%, 06/01/2045	460,000	396,340
Plains All American Pipeline LP / PAA Finance Corp. 4.90%, 02/15/2045	460,000	332,926
Williams Cos., Inc. 5.10%, 09/15/2045	460,000	376,211

Total Corporate Debt Securities (Cost $2,249,124)		1,884,364

	Shares	Value
OTHER INVESTMENT COMPANY - 11.2%
Securities Lending Collateral - 11.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (D)	16,585,392	16,585,392

Total Other Investment Company (Cost $16,585,392)		16,585,392

	Principal	Value
REPURCHASE AGREEMENT - 3.3%
Fixed Income Clearing Corp., 1.10% (D), dated 10/31/2022, to be repurchased at $4,890,485 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.47%, due 04/20/2023, and with a value of $4,988,235.	$4,890,336	4,890,336

Total Repurchase Agreement (Cost $4,890,336)		4,890,336

Total Investments (Cost $127,965,484)		164,346,686
Net Other Assets (Liabilities) - (10.8)%		(16,006,407)

Net Assets - 100.0%		$148,340,279

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Energy Infrastructure

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$104,191,102	$—	$—	$104,191,102
Master Limited Partnerships	36,795,492	—	—	36,795,492
Corporate Debt Securities	—	1,884,364	—	1,884,364
Other Investment Company	16,585,392	—	—	16,585,392
Repurchase Agreement	—	4,890,336	—	4,890,336

Total Investments	$157,571,986	$6,774,700	$—	$164,346,686

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $17,818,639, collateralized by cash collateral of $16,585,392 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,836,331. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	The Fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of master limited partnerships and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes. This limit does not apply to master limited partnerships, which are not treated as publicly traded partnerships for federal income tax purposes.
(D)	Rates disclosed reflect the yields at October 31, 2022.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Floating Rate

(unaudited)

MARKET ENVIRONMENT

The macroeconomic story of the fiscal year ended October 31, 2022, was persistently high inflation and the efforts of the U.S. Federal Reserve (“Fed”) to tame it. Despite fears of new shutdowns and further restrictions following the discovery of the COVID-19 omicron variant in November 2021, the Fed was undeterred from formally announcing its plans to accelerate tapering of Treasury and Agency purchases in December 2021 and ending them entirely in March 2022.

By April 2022, the omicron variant had ceded headlines to the stinging inflation story, hawkish Fed and Russia-Ukraine war. There was also a brief inversion of the U.S. Treasury yield curve, signaling we are firmly in a late-cycle economy and fueling concerns of an impending recession. Rapidly rising inflation and other macro and geopolitical headwinds contributed to exceptional volatility in fixed income markets throughout the fiscal year.

Broad underlying price pressures continued to point to hawkishness by the Fed. After already hiking rates at the prior four meetings, the Federal Open Market Committee (“FOMC”) again raised the fed funds rate by 75 basis points at its September 2022 meeting, bringing the target range to 3.00% to 3.25%. At the end of the period, the median dot plot expectation for the end of 2022 fed funds rate was 4.4%.

Employment reports showed continuing strength in the labor market throughout the fiscal year as payrolls grew, pushing the unemployment rate down. Importantly, the labor force participation rate continued to climb higher mid-year as people moved off the sidelines and re-engaged in the labor market. By the close of the fiscal year, the unemployment rate had fallen to 3.5%. However, the labor force participation rate fell, indicating the pace of job growth has been slowing as the economy inches toward cooling.

The close of the fiscal year saw U.S. Gross Domestic Product increase at a stronger-than-expected annualized rate of 2.6%. This increase was largely driven by a 2.8 percentage point contribution from net exports—its largest contribution in over 40 years.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Floating Rate (Class A) returned -2.61%, excluding any sales charges. By comparison, its benchmark, the Credit Suisse Leveraged Loan Index, returned -2.03%.

STRATEGY REVIEW

Sector allocation and security selection within health care, gaming/leisure, and media/telecom contributed to performance, while allocation and selection in information technology, metals and energy detracted. Cash held throughout the fiscal year during periods of volatility, which was a benefit to performance. From a ratings standpoint, allocation in single Bs and double BBs was negative, mostly as a result of holding an allocation to bonds carrying those ratings. High yield bonds sold off during the fiscal year as interest rates increased across the curve.

With respect to positioning and themes, overweights included a number of sub-sectors within consumer and domestically focused sectors. This includes consumer non-durables, food, packaging, gaming and retail. The sub-adviser maintained a fairly positive view on the U.S. consumer during the period, and though inflation caused some headwinds, spending patterns, in our view, remained fairly strong. Examples of underweights included certain industrial and more commodity-oriented sectors such as chemicals, manufacturing, transportation, and energy. Underweights were largely due to our concern that we were at the later stages of the economic cycle.

With respect to ratings allocation, the sub-adviser maintained the underweight to BB-rated credit and overweight to single B-rated credit. The sub-adviser found the risk/return profile of single Bs relatively attractive, which has allowed the Fund to maintain an underweight to CCC-rated loans, which we believe are subject to material downside late in the economic cycle.

John F. Bailey, CFA

Jason P. Felderman, CFA

Zach Halstead

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2022

Transamerica Floating Rate

(unaudited)

Asset Allocation	Percentage of Net Assets
Loan Assignments	86.2%
Corporate Debt Securities	7.3
Repurchase Agreement	1.5
Preferred Stocks	0.3
Common Stocks	0.2
Net Other Assets (Liabilities)	4.5
Total	100.0%

Fund Characteristics	Years
Average Maturity §	4.44
Duration †	0.47

Credit Quality ‡	Percentage of Net Assets
AAA	1.5%
BBB	1.1
BB	27.3
B	59.2
CCC and Below	5.6
Not Rated	0.8
Net Other Assets (Liabilities)	4.5
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2022

Transamerica Floating Rate

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(7.20)%	0.84%	2.07%	10/31/2013
Class A (NAV)	(2.61)%	1.83%	2.63%	10/31/2013
Credit Suisse Leveraged Loan Index (A)	(2.03)%	3.04%	3.47%
Class C (POP)	(4.27)%	1.10%	1.88%	10/31/2013
Class C (NAV)	(3.33)%	1.10%	1.88%	10/31/2013
Class I (NAV)	(2.29)%	2.06%	2.83%	10/31/2013
Class I2 (NAV)	(2.32)%	2.12%	2.91%	10/31/2013

(A) The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the dollar denominated leveraged loan market.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to risks associated with high yield bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.

Transamerica Funds	Annual Report 2022

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES - 7.3%
Chemicals - 0.4%
Olympus Water US Holding Corp. 4.25%, 10/01/2028 (A)	$1,000,000	$812,044

Commercial Services & Supplies - 0.5%
Allied Universal Holdco LLC / Allied Universal Finance Corp. / Atlas Luxco 4 SARL 4.63%, 06/01/2028 (A)	1,150,000	959,157

Communications Equipment - 0.6%
Avaya, Inc. 6.13%, 09/15/2028 (A) (B)	2,100,000	886,137
CommScope, Inc. 6.00%, 03/01/2026 (A)	250,000	243,005

		1,129,142

Containers & Packaging - 0.2%
Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer LLC 4.00%, 10/15/2027 (A)	500,000	446,250

Health Care Providers & Services - 1.0%
Legacy LifePoint Health LLC
4.38%, 02/15/2027 (A)	500,000	396,265
6.75%, 04/15/2025 (A)	500,000	442,373
Tenet Healthcare Corp.
4.25%, 06/01/2029 (A)	769,000	647,882
4.63%, 09/01/2024 - 06/15/2028 (A)	500,000	465,487

		1,952,007

Household Products - 0.2%
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. 5.00%, 12/31/2026 (A)	304,000	273,658

IT Services - 0.3%
Conduent Business Services LLC / Conduent State & Local Solutions, Inc. 6.00%, 11/01/2029 (A)	750,000	615,000

Machinery - 0.8%
Madison IAQ LLC 4.13%, 06/30/2028 (A)	1,273,000	1,056,743
Vertiv Group Corp. 4.13%, 11/15/2028 (A)	395,000	343,603

		1,400,346

Media - 1.2%
Arches Buyer, Inc. 4.25%, 06/01/2028 (A)	500,000	410,180
CSC Holdings LLC 5.38%, 02/01/2028 (A)	750,000	688,687
LCPR Senior Secured Financing DAC
5.13%, 07/15/2029 (A)	250,000	210,625
6.75%, 10/15/2027 (A)	760,000	708,746
Univision Communications, Inc. 6.63%, 06/01/2027 (A)	333,000	328,838

		2,347,076

Personal Products - 0.5%
Coty, Inc. 5.00%, 04/15/2026 (A)	1,000,000	941,760

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals - 0.5%
Bausch Health Cos., Inc. 4.88%, 06/01/2028 (A)	$ 1,000,000	$ 612,500
Organon & Co. / Organon Foreign Debt Co-Issuer BV 4.13%, 04/30/2028 (A)	250,000	220,205

		832,705

Software - 0.8%
Helios Software Holdings, Inc. / ION Corp. Solutions Finance SARL 4.63%, 05/01/2028 (A)	1,950,000	1,505,322

Transportation Infrastructure - 0.2%
First Student Bidco, Inc. / First Transit Parent, Inc. 4.00%, 07/31/2029 (A)	500,000	406,300

Wireless Telecommunication Services - 0.1%
Altice France SA 5.50%, 01/15/2028 (A)	250,000	200,417

Total Corporate Debt Securities (Cost $17,676,752)		13,821,184

LOAN ASSIGNMENTS - 86.2%
Aerospace & Defense - 0.1%
Avolon TLB Borrower 1 LLC Term Loan B3, 1-Month LIBOR + 1.75%, 5.24% (C), 01/15/2025	246,256	241,359

Airlines - 0.3%
American Airlines, Inc. Term Loan B, 1-Month LIBOR + 1.75%, 5.35% (C), 06/27/2025	173,196	163,333
United Airlines, Inc. Term Loan B, 3-Month LIBOR + 3.75%, 8.11% (C), 04/21/2028	492,500	479,634

		642,967

Auto Components - 1.5%
Clarios Global LP Term Loan B, 1-Month LIBOR + 3.25%, 7.00% (C), 04/30/2026	866,010	840,932
First Brands Group LLC Term Loan, 3-Month Term SOFR + 5.00%, 8.37% (C), 03/30/2027	2,222,123	2,096,203

		2,937,135

Beverages - 0.2%
Naked Juice LLC Term Loan, 3-Month Term SOFR + 3.25%, 6.90% (C), 01/24/2029	498,750	455,109

Biotechnology - 0.5%
Curium BidCo SARL
Term Loan,
3-Month LIBOR + 4.25%, 7.92% (C), 12/02/2027	298,500	281,336

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
LOAN ASSIGNMENTS (continued)
Biotechnology (continued)
Curium BidCo SARL (continued)
Term Loan B,
3-Month LIBOR + 4.00%, 7.67% (C), 07/09/2026	$ 696,746	$ 656,683

		938,019

Building Products - 2.7%
Cornerstone Building Brands, Inc. Term Loan B, 1-Month LIBOR + 3.25%, 6.59% (C), 04/12/2028	1,417,411	1,183,538
Quikrete Holdings, Inc.
1st Lien Term Loan,
1-Month LIBOR + 2.62%, 6.38% (C), 02/01/2027	1,102,843	1,070,545
Term Loan B1,
1-Month LIBOR + 3.00%, 6.75% (C), 06/11/2028	348,250	338,818
Tamko Building Products LLC Term Loan B, 3-Month LIBOR + 3.00%, 6.07% - 7.41% (C), 06/01/2026	1,201,714	1,157,651
VT Topco, Inc.
1st Lien Term Loan,
1-Month LIBOR + 3.50%, 7.25% (C), 08/01/2025	658,406	632,893
Term Loan,
1-Month LIBOR + 3.75%, 7.50% (C), 08/01/2025 (D)	741,532	720,479

		5,103,924

Capital Markets - 2.2%
Blucora, Inc. Term Loan B, 3-Month LIBOR + 4.00%, 7.67% (C), 05/22/2024	1,190,518	1,178,612
Deerfield Dakota Holding LLC Term Loan B, 1-Month Term SOFR + 3.75%, 7.48% (C), 04/09/2027	740,103	698,935
Kingpin Intermediate Holdings LLC Term Loan B, 1-Month LIBOR + 3.50%, 7.26% (C), 07/03/2024	1,640,320	1,596,236
Victory Capital Holdings, Inc.
Term Loan B,
3-Month Term SOFR + 2.25%, 5.96% (C), 07/01/2026	6,133	5,989
3-Month Term SOFR + 2.25%, 5.96% (C), 12/29/2028	742,574	724,474

		4,204,246

Chemicals - 0.3%
VAC Germany Holdings GmbH Term Loan B, 3-Month LIBOR + 4.00%, 7.67% (C), 03/08/2025	608,506	537,007

	Principal	Value
LOAN ASSIGNMENTS (continued)
Commercial Services & Supplies - 8.3%
ADMI Corp.
Term Loan B2,
1-Month LIBOR + 3.37%, 7.13% (C), 12/23/2027	$ 443,250	$ 393,163
Term Loan B3,
1-Month LIBOR + 3.75%, 7.50% (C), 12/23/2027	394,983	352,523
Asurion LLC
Term Loan B10,
3-Month Term SOFR + 4.00%, 7.65% (C), 08/19/2028	500,000	449,062
Term Loan B9,
1-Month LIBOR + 3.25%, 7.00% (C), 07/31/2027	1,085,969	954,748
Avis Budget Car Rental LLC Term Loan C, 1-Month Term SOFR + 3.50%, 7.33% (C), 03/16/2029	2,238,750	2,207,967
Corporation Service Co. Term Loan B, TBD, 08/31/2029 (D) (E)	600,000	586,500
Creative Artists Agency LLC Term Loan B1, 1-Month LIBOR + 4.25%, 8.00% (C), 11/27/2026	782,000	772,225
Garda World Security Corp. Term Loan B, 3-Month LIBOR + 4.25%, 7.24% (C), 10/30/2026	500,000	475,000
GFL Environmental, Inc. Term Loan, 3-Month LIBOR + 3.00%, 7.41% (C), 05/30/2025	1,684,367	1,673,539
Harsco Corp. Term Loan, 1-Month LIBOR + 2.25%, 6.06% (C), 03/10/2028	742,491	643,739
Jadex, Inc. Term Loan, 1-Month LIBOR + 4.75%, 8.50% (C), 02/18/2028	728,750	671,665
LRS Holdings LLC Term Loan B, 1-Month LIBOR + 4.25%, 8.00% (C), 08/31/2028	1,191,000	1,144,849
PECF USS Intermediate Holding III Corp. Term Loan B, 1-Month LIBOR + 4.25%, 8.00% (C), 12/15/2028	689,775	529,649
Prime Security Services Borrower LLC Term Loan, 3-Month LIBOR + 2.75%, 6.50% (C), 09/23/2026	1,508,081	1,483,951
Spectrum Group Buyer, Inc. Term Loan B, 3-Month Term SOFR + 6.50%, 9.44% (C), 05/19/2028	1,250,000	1,187,812

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
LOAN ASSIGNMENTS (continued)
Commercial Services & Supplies (continued)
Spin Holdco, Inc. Term Loan, 3-Month LIBOR + 4.00%, 7.14% (C), 03/04/2028	$ 1,453,725	$ 1,278,188
TruGreen LP Term Loan, 1-Month LIBOR + 4.00%, 7.75% (C), 11/02/2027	962,526	887,930

		15,692,510

Communications Equipment - 0.7%
Avaya, Inc. Term Loan B2, 1-Month LIBOR + 4.00%, 7.41% (C), 12/15/2027 (B)	500,000	233,750
CommScope, Inc. Term Loan B, 1-Month LIBOR + 3.25%, 7.00% (C), 04/06/2026	1,181,339	1,124,044

		1,357,794

Construction & Engineering - 3.0%
Centuri Group, Inc. Term Loan B, 3-Month LIBOR + 2.50%, 5.57% (C), 08/27/2028	440,415	430,175
Osmose Utilities Services, Inc. Term Loan, 1-Month LIBOR + 3.25%, 6.88% (C), 06/23/2028	1,348,467	1,247,332
Pike Corp. Term Loan B, 1-Month LIBOR + 3.00%, 6.76% (C), 01/21/2028	1,865,614	1,826,748
VM Consolidated, Inc. Term Loan B, 6-Month LIBOR + 3.25%, 6.13% (C), 03/24/2028	1,328,459	1,316,005
WIN Waste Innovations Holdings, Inc. Term Loan B, 3-Month LIBOR + 2.75%, 6.42% (C), 03/24/2028	966,388	950,684

		5,770,944

Containers & Packaging - 7.0%
Anchor Glass Container Corp. 1st Lien Term Loan, 3-Month LIBOR + 2.75%, 6.42% - 6.53% (C), 12/07/2023	470,709	349,585
Berlin Packaging LLC Term Loan B5, 1-Month LIBOR + 3.75%, 3-Month LIBOR + 3.75%, 6.88% - 7.43% (C), 03/11/2028	982,519	938,919
Canister International Group, Inc. Term Loan B, 1-Month LIBOR + 4.75%, 8.50% (C), 12/21/2026 (D)	1,223,570	1,208,275

	Principal	Value
LOAN ASSIGNMENTS (continued)
Containers & Packaging (continued)
Clydesdale Acquisition Holdings, Inc. Term Loan B, 1-Month Term SOFR + 4.18%, 8.00% (C), 04/13/2029	$ 1,446,375	$ 1,391,051
Graham Packaging Co., Inc. Term Loan, 1-Month LIBOR + 3.00%, 6.75% (C), 08/04/2027	1,610,234	1,566,867
Klockner-Pentaplast of America, Inc. Term Loan B, 6-Month LIBOR + 4.75%, 8.26% (C), 02/12/2026	591,000	487,575
Liqui-Box Holdings, Inc. Term Loan B, 3-Month LIBOR + 4.50%, 7.57% (C), 02/26/2027	492,471	443,634
Packaging Coordinators Midco, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.75%, 7.42% (C), 11/30/2027	134,153	129,424
Plastipak Packaging, Inc. Term Loan B, 1-Month LIBOR + 2.50%, 6.31% (C), 12/01/2028	928,766	907,288
Plaze, Inc. Term Loan, 1-Month LIBOR + 3.75%, 7.50% (C), 08/03/2026	245,625	222,905
Pregis TopCo Corp.
1st Lien Term Loan,
1-Month LIBOR + 4.00%, 7.84% (C), 07/31/2026	1,317,656	1,255,068
Term Loan,
1-Month LIBOR + 4.00%, 7.75% (C), 07/31/2026	371,250	352,997
Proampac PG Borrower LLC Term Loan, 3-Month LIBOR + 3.75%, 6-Month LIBOR + 2.75%, 6.73% - 7.96% (C), 11/03/2025	1,224,461	1,161,707
Reynolds Group Holdings, Inc.
Term Loan B,
1-Month LIBOR + 3.50%, 7.25% (C), 09/24/2028	247,500	239,766
Term Loan B2,
1-Month LIBOR + 3.25%, 7.00% (C), 02/05/2026	992,424	963,396
Tosca Services LLC Term Loan, 1-Month LIBOR + 3.50%, 7.34% (C), 08/18/2027	1,201,233	1,021,048
Trident TPI Holdings, Inc. Term Loan B1, 3-Month LIBOR + 3.25%, 6.92% (C), 10/17/2024	736,317	722,972

		13,362,477

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
LOAN ASSIGNMENTS (continued)
Diversified Consumer Services - 2.0%
Pre-Paid Legal Services, Inc. Term Loan, 3-Month LIBOR + 3.75%, 6.82% (C), 12/15/2028	$ 1,241,256	$ 1,199,881
Solis IV BV Term Loan B1, 3-Month Term SOFR + 3.50%, 6.34% (C), 02/26/2029	997,500	825,224
William Morris Endeavor Entertainment LLC 1st Lien Term Loan, 1-Month LIBOR + 2.75%, 6.51% (C), 05/18/2025	1,785,901	1,727,859

		3,752,964

Diversified Financial Services - 0.9%
NBG Acquisition, Inc. Term Loan, 6-Month LIBOR + 5.50%, 9.67% (C), 04/26/2024	447,097	201,194
Primary Products Finance LLC Term Loan, 3-Month LIBOR + 4.00%, 7.71% (C), 03/31/2029	748,125	724,746
TransUnion LLC Term Loan B6, 1-Month LIBOR + 2.25%, 6.00% (C), 12/01/2028	863,468	849,076

		1,775,016

Diversified Telecommunication Services - 1.5%
CenturyLink, Inc. Term Loan B, 1-Month LIBOR + 2.25%, 6.00% (C), 03/15/2027	286,888	266,985
Global Tel*Link Corp. 1st Lien Term Loan, 3-Month LIBOR + 4.25%, 8.34% (C), 11/29/2025	820,375	708,452
Virgin Media Bristol LLC Term Loan Q, 1-Month LIBOR + 3.25%, 6.66% (C), 01/31/2029	1,482,278	1,455,875
Zayo Group Holdings, Inc. Term Loan, 1-Month LIBOR + 3.00%, 6.75% (C), 03/09/2027	500,000	402,250

		2,833,562

Electrical Equipment - 0.5%
C&D Technologies, Inc. Term Loan B, 1-Month LIBOR + 5.75%, 6-Month LIBOR + 5.75%, 7.83% - 9.50% (C), 12/20/2025	1,036,538	932,021

Electronic Equipment, Instruments & Components - 1.2%
Badger Buyer Corp. Term Loan B, 1-Month LIBOR + 3.50%, 7.25% (C), 09/30/2024	427,918	372,289

	Principal	Value
LOAN ASSIGNMENTS (continued)
Electronic Equipment, Instruments & Components (continued)
Electro Rent Corp. 1st Lien Term Loan, 3-Month LIBOR + 5.00%, 9.28% (C), 01/31/2024	$ 1,957,980	$ 1,837,237

		2,209,526

Entertainment - 0.4%
AMC Entertainment Holdings, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 6.31% (C), 04/22/2026	982,365	697,206

Food & Staples Retailing - 2.6%
BW Gas & Convenience Holdings LLC Term Loan B, 1-Month LIBOR + 3.50%, 7.25% (C), 03/31/2028	1,100,963	1,067,934
Hostess Brands LLC Term Loan, 1-Month LIBOR + 2.25%, 3-Month LIBOR + 2.25%, 6.00% - 6.66% (C), 08/03/2025	1,163,398	1,142,166
Quirch Foods Holdings LLC Term Loan, 1-Month Term SOFR + 4.75%, 8.61% (C), 10/27/2027	1,487,386	1,396,284
US Foods, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 6.50% (C), 11/22/2028	1,322,083	1,299,608

		4,905,992

Food Products - 1.8%
8th Avenue Food & Provisions, Inc.
1st Lien Term Loan,
1-Month LIBOR + 3.75%, 7.50% (C), 10/01/2025	853,265	735,230
Term Loan,
1-Month LIBOR + 4.75%, 8.38% (C), 10/01/2025	495,000	429,412
B&G Foods, Inc. Term Loan B4, 1-Month LIBOR + 2.50%, 6.25% (C), 10/10/2026 (D)	1,205,154	1,132,092
Chef’s Warehouse Leasing Co. LLC Term Loan B, 1-Month Term SOFR + 4.75%, 8.43% (C), 08/23/2029	177,143	172,715
Del Monte Foods, Inc. Term Loan, 1-Month Term SOFR + 4.35%, 7.83% (C), 05/16/2029	1,000,000	968,750

		3,438,199

Health Care Equipment & Supplies - 1.1%
Bausch & Lomb, Inc. Term Loan, 1-Month Term SOFR + 3.25%, 6.62% (C), 05/10/2027	648,375	606,636

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
LOAN ASSIGNMENTS (continued)
Health Care Equipment & Supplies (continued)
Carestream Dental Equipment, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 7.00% (C), 09/01/2024	$ 389,155	$ 363,860
Medline Borrower LP Term Loan B, 1-Month LIBOR + 3.25%, 7.00% (C), 10/23/2028	960,175	880,960
YI LLC 1st Lien Term Loan, 1-Month LIBOR + 4.00%, 7.75% (C), 11/07/2024	219,656	210,870

		2,062,326

Health Care Providers & Services - 4.9%
AHP Health Partners, Inc. Term Loan B, 1-Month LIBOR + 3.50%, 7.25% (C), 08/24/2028	1,138,909	1,081,963
Charlotte Buyer, Inc. 1st Lien Term Loan, 3-Month Term SOFR + 5.25%, 7.98% (C), 02/11/2028	300,000	283,500
Dermatology Intermediate Holdings III, Inc.
Delayed Draw Term Loan,
1-Month Term SOFR + 4.25%, 4.00% - 8.00% (C), 04/02/2029	76,143	73,098
Term Loan B,
1-Month Term SOFR + 4.25%, 7.98% (C), 04/02/2029	840,413	806,797
ICON Luxembourg SARL Term Loan, 3-Month LIBOR + 2.25%, 5.94% (C), 07/03/2028	380,034	375,917
Midwest Physician Administrative Services LLC Term Loan, 3-Month LIBOR + 3.25%, 6.92% (C), 03/12/2028	619,446	557,243
Pearl Intermediate Parent LLC Term Loan, 1-Month LIBOR + 3.25%, 7.00% (C), 02/14/2025	987,147	914,098
PetVet Care Centers LLC Term Loan B3, 1-Month LIBOR + 3.50%, 7.25% (C), 02/14/2025	605,932	566,849
PRA Health Sciences, Inc. Term Loan, 3-Month LIBOR + 2.25%, 5.94% (C), 07/03/2028	94,686	93,660
Quorum Health Corp. Term Loan, 3-Month LIBOR + 8.25%, 12.03% (C), 04/29/2025	1,474,877	975,878
Radnet Management, Inc. Term Loan, 1-Month LIBOR + 3.00%, 6.75% (C), 04/21/2028	2,067,812	2,003,838

	Principal	Value
LOAN ASSIGNMENTS (continued)
Health Care Providers & Services (continued)
RegionalCare Hospital Partners Holdings, Inc. Term Loan B, 3-Month LIBOR + 3.75%, 8.16% (C), 11/16/2025	$ 415,993	$ 366,222
Sound Inpatient Physicians Term Loan B, 1-Month LIBOR + 3.00%, 6.75% (C), 06/27/2025	494,991	387,330
Southern Veterinary Partners LLC Term Loan, 1-Month LIBOR + 4.00%, 7.75% (C), 10/05/2027	785,349	743,464

		9,229,857

Health Care Technology - 0.5%
Athenahealth, Inc. Term Loan B, 1-Month Term SOFR + 3.50%, 6.97% (C), 02/15/2029	1,066,168	967,548

Hotels, Restaurants & Leisure - 5.8%
Bally’s Corp. Term Loan B, 3-Month LIBOR + 3.25%, 6.55% (C), 10/02/2028	1,483,763	1,377,426
Caesars Resort Collection LLC
1st Lien Term Loan B,
1-Month LIBOR + 2.75%, 6.50% (C), 12/23/2024	271,221	267,923
Term Loan B1,
1-Month LIBOR + 3.50%, 7.25% (C), 07/21/2025	1,700,087	1,680,961
Flynn Restaurant Group LP Term Loan B, 1-Month LIBOR + 4.25%, 8.00% (C), 12/01/2028	963,232	905,639
Hilton Grand Vacations Borrower LLC Term Loan B, 1-Month LIBOR + 3.00%, 6.75% (C), 08/02/2028	738,568	726,302
IRB Holding Corp. Term Loan B, 1-Month Term SOFR + 3.00%, 6.21% (C), 12/15/2027	987,437	956,168
NEP / NCP Holdco, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 7.00% (C), 10/20/2025	769,955	685,581
Penn National Gaming, Inc. Term Loan B, 1-Month Term SOFR + 2.75%, 6.58% (C), 05/03/2029	1,346,625	1,328,109
Scientific Games International, Inc. Term Loan, 1-Month Term SOFR + 3.00%, 6.40% (C), 04/14/2029	2,294,250	2,263,277

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
LOAN ASSIGNMENTS (continued)
Hotels, Restaurants & Leisure (continued)
SeaWorld Parks & Entertainment, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 6.81% (C), 08/25/2028	$ 934,260	$ 909,969

		11,101,355

Household Durables - 2.3%
ACProducts, Inc. Term Loan B, 3-Month LIBOR + 4.25%, 6-Month LIBOR + 4.25%, 7.13% - 7.92% (C), 05/17/2028	1,150,438	790,782
Hoffmaster Group, Inc. 1st Lien Term Loan, 3-Month LIBOR + 4.00%, 7.67% (C), 11/21/2023	1,953,085	1,769,983
Instant Brands Holdings, Inc. Term Loan, 3-Month LIBOR + 5.00%, 7.08% (C), 04/12/2028	1,812,500	1,164,532
Libbey Glass, Inc. Term Loan, 3-Month LIBOR + 8.00%, 11.94% (C), 11/13/2025	542,504	551,998

		4,277,295

Household Products - 1.4%
Conair Holdings LLC Term Loan B, 3-Month LIBOR + 3.75%, 7.42% (C), 05/17/2028	971,753	811,414
Energizer Holdings, Inc. Term Loan, 1-Month LIBOR + 2.25%, 5.88% (C), 12/22/2027	988,068	951,839
Journey Personal Care Corp. Term Loan B, 3-Month LIBOR + 4.25%, 7.92% (C), 03/01/2028	691,250	436,179
Safety Products / JHC Acquisition Corp.
1st Lien Term Loan,
1-Month LIBOR + 4.50%, 8.25% (C), 06/28/2026	426,152	362,229
Delayed Draw Term Loan,
1-Month LIBOR + 4.50%, 8.25% (C), 06/28/2026	23,037	19,582

		2,581,243

Independent Power & Renewable Electricity Producers - 0.5%
Calpine Construction Finance Co. LP Term Loan B, 1-Month LIBOR + 2.00%, 5.75% (C), 01/15/2025	935,491	921,459

Industrial Conglomerates - 0.4%
Magenta Buyer LLC 1st Lien Term Loan, 3-Month LIBOR + 4.75%, 9.17% (C), 07/27/2028	904,560	786,967

	Principal	Value
LOAN ASSIGNMENTS (continued)
Insurance - 1.1%
Acrisure LLC Term Loan B, 1-Month LIBOR + 3.50%, 7.25% (C), 02/15/2027	$ 1,133,463	$ 1,050,720
Hub International Ltd. Term Loan B, 3-Month LIBOR + 3.25%, 7.23% - 7.53% (C), 04/25/2025	987,412	968,281

		2,019,001

IT Services - 1.7%
Banff Merger Sub, Inc. Term Loan, 1-Month LIBOR + 3.75%, 7.50% (C), 10/02/2025	1,235,573	1,185,437
Conduent Business Services LLC Term Loan B, 1-Month LIBOR + 4.25%, 8.00% (C), 10/16/2028	346,333	327,573
Peraton Corp. Term Loan B, 1-Month LIBOR + 3.75%, 7.50% (C), 02/01/2028	767,689	737,804
Rackspace Technology Global, Inc. Term Loan B, 3-Month LIBOR + 2.75%, 5.62% (C), 02/15/2028	1,496,394	945,637

		3,196,451

Leisure Products - 1.8%
Polaris Newco LLC Term Loan B, 3-Month LIBOR + 4.00%, 7.67% (C), 06/02/2028	1,477,519	1,347,414
Recess Holdings, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.75%, 8.16% (C), 09/30/2024	210,724	204,139
SP PF Buyer LLC Term Loan, 1-Month LIBOR + 4.50%, 8.25% (C), 12/22/2025	1,132,689	909,927
SRAM LLC Term Loan B, 1-Month LIBOR + 2.75%, 3-Month LIBOR + 2.75%, 5.82% - 6.50% (C), 05/18/2028	960,227	929,820

		3,391,300

Life Sciences Tools & Services - 0.7%
Parexel International Corp. 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 7.00% (C), 11/15/2028	1,313,388	1,263,770

Machinery - 2.1%
Columbus McKinnon Corp. Term Loan B, 3-Month LIBOR + 2.75%, 6.44% (C), 05/14/2028	458,677	451,797

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
LOAN ASSIGNMENTS (continued)
Machinery (continued)
Filtration Group Corp. Term Loan, 1-Month LIBOR + 3.50%, 7.25% (C), 10/21/2028	$ 1,980,000	$ 1,905,043
GrafTech Finance, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 6.75% (C), 02/12/2025	74,341	70,624
Patriot Container Corp. 1st Lien Term Loan, 1-Month LIBOR + 3.75%, 7.50% (C), 03/20/2025	728,006	618,501
SPX Flow, Inc. Term Loan, 1-Month Term SOFR + 4.50%, 8.33% (C), 04/05/2029	1,050,000	992,906

		4,038,871

Media - 8.2%
ABG Intermediate Holdings 2 LLC Term Loan B1, 1-Month Term SOFR + 3.50%, 7.33% (C), 12/21/2028	1,047,375	1,003,516
Arches Buyer, Inc. Term Loan B, 1-Month LIBOR + 3.25%, 7.00% (C), 12/06/2027	510,096	449,841
CMG Media Corp. Term Loan, 1-Month LIBOR + 3.50%, 7.25% (C), 12/17/2026	973,816	908,489
Cogeco Financing 2 LP Term Loan B, 1-Month LIBOR + 2.50%, 6.25% (C), 09/01/2028	487,500	473,397
Coral-US Co-Borrower LLC Term Loan B6, 1-Month LIBOR + 3.00%, 6.41% (C), 10/15/2029	706,917	682,175
CSC Holdings LLC Term Loan B1, 1-Month LIBOR + 2.25%, 5.66% (C), 07/17/2025	488,372	471,686
Diamond Sports Group LLC 2nd Lien Term Loan, 1-Month Term SOFR + 3.35%, 6.46% (C), 08/24/2026	402,604	77,333
DirecTV Financing LLC Term Loan, 1-Month LIBOR + 5.00%, 8.75% (C), 08/02/2027	1,410,500	1,337,428
EW Scripps Co.
Term Loan B2,
1-Month LIBOR + 2.56%, 6.32% (C), 05/01/2026	191,061	186,961
Term Loan B3,
1-Month LIBOR + 2.75%, 6.50% (C), 01/07/2028	1,080,398	1,061,941

	Principal	Value
LOAN ASSIGNMENTS (continued)
Media (continued)
Gray Television, Inc. Term Loan D, 1-Month LIBOR + 3.00%, 6.13% (C), 12/01/2028	$ 1,982,513	$ 1,951,948
LCPR Loan Financing LLC Term Loan B, 1-Month LIBOR + 3.75%, 7.16% (C), 10/16/2028	20,000	19,437
MH Sub I LLC 1st Lien Term Loan, 1-Month LIBOR + 3.75%, 7.50% (C), 09/13/2024	984,456	946,801
Mission Broadcasting, Inc. Term Loan B, 1-Month LIBOR + 2.50%, 5.63% (C), 06/02/2028	645,606	638,209
NAI Entertainment Holdings LLC Term Loan B, 1-Month LIBOR + 2.50%, 6.26% (C), 05/08/2025	637,219	605,358
Nexstar Broadcasting, Inc. Term Loan B4, 1-Month LIBOR + 2.50%, 6.25% (C), 09/18/2026	519,535	513,366
Sinclair Television Group, Inc.
Term Loan B2B,
1-Month LIBOR + 2.50%, 6.26% (C), 09/30/2026	981,164	924,011
Term Loan B4,
1-Month Term SOFR + 3.75%, 7.58% (C), 04/21/2029	249,375	232,979
Univision Communications, Inc.
1st Lien Term Loan B,
1-Month LIBOR + 3.25%, 7.00% (C), 03/15/2026	736,856	713,040
Term Loan B,
1-Month LIBOR + 3.25%, 7.00% (C), 01/31/2029	149,250	142,534
UPC Financing Partnership Term Loan AX, 1-Month LIBOR + 2.92%, 6.34% (C), 01/31/2029	1,477,285	1,441,935
Ziggo Financing Partnership Term Loan I, 1-Month LIBOR + 2.50%, 5.91% (C), 04/30/2028	769,000	747,578

		15,529,963

Multiline Retail - 0.1%
Highline Aftermarket Acquisition LLC Term Loan B, 1-Month LIBOR + 4.50%, 8.25% (C), 11/09/2027	261,025	236,228

Oil, Gas & Consumable Fuels - 0.4%
Delek US Holdings, Inc. Term Loan B, 1-Month LIBOR + 2.25%, 6.00% (C), 03/31/2025	248,061	240,885

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
LOAN ASSIGNMENTS (continued)
Oil, Gas & Consumable Fuels (continued)
EG Group Ltd. Term Loan, 3-Month LIBOR + 4.25%, 7.92% (C), 03/31/2026	$ 396,029	$ 359,644
Phoenix Services International LLC
Term Loan,
3-Month Term SOFR + 2.00%, 5.56% (C), 03/28/2023	75,474	74,719
Term Loan,
Prime Rate + 2.75%, 8.25% (C), 03/01/2025	769,319	150,017
Prairie ECI Acquiror LP Term Loan B, 1-Month LIBOR + 4.75%, 8.50% (C), 03/11/2026	2,163	2,035

		827,300

Paper & Forest Products - 0.7%
Domtar Corp. Term Loan B, 1-Month LIBOR + 5.50%, 8.82% (C), 11/30/2028	1,515,451	1,409,370

Personal Products - 0.8%
KDC/ONE Development Corp., Inc. Term Loan B, 1-Month LIBOR + 3.75%, 7.50% (C), 12/22/2025	904,050	857,999
Kronos Acquisition Holdings, Inc. Term Loan B, 3-Month LIBOR + 3.75%, 6.82% (C), 12/22/2026	644,843	607,966

		1,465,965

Pharmaceuticals - 0.8%
Bausch Health Cos., Inc. Term Loan B, 1-Month Term SOFR + 5.25%, 8.62% (C), 02/01/2027	740,625	552,294
Elanco Animal Health, Inc. Term Loan B, 1-Month LIBOR + 1.75%, 4.88% (C), 08/01/2027	217,324	209,202
Organon & Co. Term Loan, 3-Month LIBOR + 3.00%, 6.19% (C), 06/02/2028	683,503	665,194

		1,426,690

Professional Services - 0.8%
Dun & Bradstreet Corp.
Term Loan,
1-Month LIBOR + 3.25%, 6.85% (C), 02/06/2026	675,832	664,005
Term Loan B2,
1-Month Term SOFR + 3.25%, 6.90% (C), 01/18/2029	891,759	867,608

		1,531,613

	Principal	Value
LOAN ASSIGNMENTS (continued)
Real Estate Management & Development - 1.3%
Cushman & Wakefield US Borrower LLC Term Loan B, 1-Month LIBOR + 2.75%, 6.50% (C), 08/21/2025	$ 1,405,063	$ 1,372,278
RE/MAX International, Inc. Term Loan B, 1-Month LIBOR + 2.50%, 6.31% (C), 07/21/2028	611,158	573,725
Redstone Holdco 2 LP Term Loan, 3-Month LIBOR + 4.75%, 9.11% (C), 04/27/2028	717,750	514,986

		2,460,989

Semiconductors & Semiconductor Equipment - 0.8%
MKS Instruments, Inc. Term Loan B, 1-Month Term SOFR + 2.75%, 6.32% (C), 08/17/2029	1,650,000	1,610,812

Software - 4.7%
AppLovin Corp. Term Loan B, 3-Month LIBOR + 3.00%, 6.67% (C), 10/25/2028	248,750	239,111
Ceridian HCM Holding, Inc. Term Loan B, 1-Month LIBOR + 2.50%, 6.25% (C), 04/30/2025	689,458	665,615
Cornerstone OnDemand, Inc. Term Loan, 1-Month LIBOR + 3.75%, 7.50% (C), 10/16/2028	746,250	621,253
Epicor Software Corp. Term Loan, 1-Month LIBOR + 3.25%, 7.00% (C), 07/30/2027	1,717,318	1,628,876
GoTo Group, Inc. Term Loan B, 1-Month LIBOR + 4.75%, 8.32% (C), 08/31/2027	2,097,070	1,318,533
Quest Software US Holdings, Inc. Term Loan, 3-Month Term SOFR + 4.25%, 8.49% (C), 02/01/2029	1,496,250	1,103,068
Sophia LP
Term Loan B,
3-Month LIBOR + 3.50%, 7.17% (C), 10/07/2027	1,277,691	1,229,138
1-Month Term SOFR + 4.25%, 7.98% (C), 10/07/2027	498,750	481,709
SS&C Technologies, Inc.
Term Loan B6,
1-Month Term SOFR + 2.25%, 6.08% (C), 03/22/2029	170,147	166,723
Term Loan B7,
1-Month Term SOFR + 2.25%, 6.08% (C), 03/22/2029	256,373	251,213

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
LOAN ASSIGNMENTS (continued)
Software (continued)
Ultimate Software Group, Inc. Term Loan, 3-Month LIBOR + 3.25%, 7.00% (C), 05/04/2026	$ 1,189,143	$ 1,145,851

		8,851,090

Specialty Retail - 3.7%
Apro LLC Term Loan, 3-Month LIBOR + 3.75%, 6.89% (C), 11/14/2026	979,982	944,457
Great Outdoors Group LLC Term Loan B1, 1-Month LIBOR + 3.75%, 7.50% (C), 03/06/2028	1,469,463	1,380,682
Petco Health & Wellness Co., Inc. Term Loan B, 3-Month LIBOR + 3.25%, 6.92% (C), 03/03/2028	845,707	811,175
PetSmart, Inc. Term Loan B, 1-Month LIBOR + 3.75%, 7.50% (C), 02/11/2028	1,174,994	1,128,484
Rent-A-Center, Inc. 1st Lien Term Loan B, 3-Month LIBOR + 3.25%, 7.69% (C), 02/17/2028	1,410,316	1,292,202
WOOF Holdings, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.75%, 7.32% (C), 12/21/2027	1,580,950	1,509,807

		7,066,807

Technology Hardware, Storage & Peripherals - 0.6%
Diebold, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 6.06% (C), 11/06/2023	1,474,762	1,151,236

Textiles, Apparel & Luxury Goods - 0.6%
Crocs, Inc. Term Loan B, 1-Month Term SOFR + 3.50%, 7.20% (C), 02/20/2029	1,086,250	1,043,705

Transportation Infrastructure - 0.2%
First Student Bidco, Inc.
Term Loan B,
3-Month LIBOR + 3.00%, 6.64% (C), 07/21/2028	362,457	339,985
Term Loan C,
3-Month LIBOR + 3.00%, 6.64% (C), 07/21/2028	134,804	126,446

		466,431

	Principal	Value
LOAN ASSIGNMENTS (continued)
Wireless Telecommunication Services - 0.5%
Altice France SA Term Loan B13, 3-Month LIBOR + 4.00%, 6.91% (C), 08/14/2026	$ 989,691	$ 903,093

Total Loan Assignments (Cost $177,213,237)		163,606,712

	Shares	Value
COMMON STOCKS - 0.2%
Health Care Providers & Services - 0.0%
Valitas Holdings, Inc. (F) (G) (H) (I)	21,887	0

Household Durables - 0.2%
API Heat Transfer Intermediate Corp. (F) (G) (H) (I) (J)	889,572	1
LG Parent Holdco, Inc. (G) (H)	30,405	364,860

		364,861

Software - 0.0% (K)
Avaya Holdings Corp. (B) (G) (L)	4	6

Textiles, Apparel & Luxury Goods - 0.0% (K)
Men’s Wearhouse, Inc. (G) (H)	7,650	45,900

Total Common Stocks (Cost $375,454)		410,767

PREFERRED STOCKS - 0.3%
Household Durables - 0.3%
API Heat Transfer Intermediate Corp., 0.00% (F) (H) (I) (J)	189,500	0
LG Parent Holdco, Inc., 0.00% (H)	4,064	477,564

Total Preferred Stocks (Cost $372,397)		477,564

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
Fixed Income Clearing Corp., 1.10% (M), dated 10/31/2022, to be repurchased at $2,918,815 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.47%, due 04/20/2023, and with a value of $2,977,191.	$2,918,726	2,918,726

Total Repurchase Agreement (Cost $2,918,726)		2,918,726

Total Investments (Cost $198,556,566)		181,234,953
Net Other Assets (Liabilities) - 4.5%		8,581,725

Net Assets - 100.0%		$189,816,678

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

INVESTMENT VALUATION:

Valuation Inputs (N)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (O)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$13,821,184	$—	$13,821,184
Loan Assignments	—	163,606,712	—	163,606,712
Common Stocks	6	410,760	1	410,767
Preferred Stocks	—	477,564	0	477,564
Repurchase Agreement	—	2,918,726	—	2,918,726

Total Investments	$6	$181,234,946	$1	$181,234,953

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Common Stocks (J)	$—	$—	$1	$—
Preferred Stocks (J)	—	—	0	—

Total	$—	$—	$1	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the total value of 144A securities is $13,821,184, representing 7.3% of the Fund’s net assets.
(B)	Restricted securities. At October 31, 2022, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Avaya, Inc. 6.13%, 09/15/2028	09/11/2020 - 09/07/2021	$2,198,650	$886,137	0.5%

Loan Assignments	Avaya, Inc. Term Loan B2 7.41%, 12/15/2027	11/22/2021	501,250	233,750	0.1

Common Stocks	Avaya Holdings Corp.	11/15/2019	0	6	0.0	(D)

Total			$2,699,900	$1,119,893	0.6%

(C)	Floating or variable rate securities. The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(D)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2022. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(E)	All or a portion of the security represents an unsettled loan commitment at October 31, 2022 where the rate will be determined at time of settlement.
(F)	Securities deemed worthless.
(G)	Non-income producing securities.
(H)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2022, the total value of securities is $888,325, representing 0.5% of the Fund’s net assets.
(I)	Securities are Level 3 of the fair value hierarchy.
(J)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs. As of prior reporting period, the security utilized significant observable inputs.
(K)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(L)	All or a portion of the security is on loan. The value of the security on loan is $6 collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $7. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(M)	Rate disclosed reflects the yield at October 31, 2022.
(N)	Level 3 securities were not considered significant to the Fund.
(O)	The Fund recognized transfers in and out of Level 3 as of October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
Prime Rate	Interest rate charged by banks to their most credit worthy customers
SOFR	Secured Overnight Financing Rate
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Government Money Market

(unaudited)

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	47.5%
U.S. Government Agency Obligations	24.7
Short-Term U.S. Government Agency Obligations	11.9
Short-Term U.S. Government Obligations	9.5
U.S. Government Obligations	6.3
Net Other Assets (Liabilities)	0.1
Total	100.0%

Fund Characteristics	Years
Average Maturity §	0.18
Duration †	0.05

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Transamerica Funds	Annual Report 2022

Transamerica Government Money Market

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 24.7%
Federal Farm Credit Banks Funding Corp.
2.25%, 06/07/2023	$875,000	$874,957
3-Month SOFR + 0.02%, 3.07% (A), 05/16/2023	3,835,000	3,834,950
3-Month SOFR + 0.03%, 3.08% (A), 07/25/2023	1,760,000	1,759,961
3-Month SOFR + 0.04%, 3.09% (A), 03/10/2023	1,475,000	1,475,079
3-Month SOFR + 0.05%, 3.10% (A), 08/22/2023 - 02/20/2024	18,370,000	18,370,000
3-Month SOFR + 0.06%, 3.11% (A), 11/22/2023 - 01/10/2024	4,350,000	4,350,000
3-Month SOFR + 0.09%, 3.14% (A), 08/26/2024	4,670,000	4,670,000
3-Month SOFR + 0.10%, 3.15% (A), 08/01/2024	1,175,000	1,175,000
Federal Home Loan Bank
2.08%, 02/13/2023	4,580,000	4,580,000
3-Month SOFR + 0.01%, 3.06% (A), 01/04/2023	11,500,000	11,500,000
3-Month SOFR + 0.01%, 3.06% (A), 01/17/2023 - 01/25/2023	21,105,000	21,105,000
3-Month SOFR + 0.02%, 3.07% (A), 12/16/2022 - 05/02/2023	17,370,000	17,370,000
3-Month SOFR + 0.03%, 3.08% (A), 02/03/2023 - 03/02/2023	22,055,000	22,055,000
3-Month SOFR + 0.04%, 3.09% (A), 02/13/2023	8,980,000	8,980,000
3.09%, 02/17/2023 (A)	5,585,000	5,585,000
3.25%, 01/09/2023	5,865,000	5,864,757
3.38%, 09/01/2023	3,640,000	3,633,452
3.41%, 02/10/2023	2,665,000	2,664,648

Total U.S. Government Agency Obligations (Cost $139,847,804)		139,847,804

U.S. GOVERNMENT OBLIGATIONS - 6.3%
U.S. Treasury - 6.3%
U.S. Treasury Floating Rate Notes 3-Month Treasury Money Market Yield + 0.03%, 4.14% (A), 07/31/2023	8,000,000	8,000,181
U.S. Treasury Notes
0.13%, 02/28/2023 - 04/30/2023	18,765,000	18,648,355
1.63%, 12/15/2022	2,000,000	2,000,653
1.75%, 05/15/2023	1,555,000	1,551,407
2.63%, 02/28/2023	5,315,000	5,337,499

Total U.S. Government Obligations (Cost $35,538,095)		35,538,095

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.9%
Federal Farm Credit Banks Funding Corp.
3-Month SOFR + 0.01%, 3.06% (A), 11/22/2022	6,795,000	6,794,990
3-Month SOFR + 0.06%, 3.11% (A), 12/13/2022	2,040,000	2,040,107
Federal Farm Credit Discount Notes
0.41% (B), 11/01/2022	2,220,000	2,220,000
1.33% (B), 11/14/2022	3,240,000	3,238,479

	Principal	Value
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Bank
SOFR + 0.01%, 3.06% (A), 12/01/2022	$ 6,490,000	$ 6,490,000
3-Month SOFR + 0.01%, 3.06% (A), 12/23/2022	1,485,000	1,485,000
SOFR + 0.02%, 3.07% (A), 11/14/2022 - 12/21/2022	26,445,000	26,445,000
3-Month SOFR + 0.06%, 3.11% (A), 12/08/2022	8,450,000	8,450,433
Federal Home Loan Bank Discount Notes 3.07% (B), 11/04/2022	10,300,000	10,297,408

Total Short-Term U.S. Government Agency Obligations (Cost $67,461,417)		67,461,417

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 9.5%
U.S. Treasury Bills
0.40% (B), 12/29/2022	720,000	719,548
0.64% (B), 01/26/2023	2,790,000	2,785,801
1.17% (B), 02/23/2023	2,465,000	2,456,062
2.18% (B), 05/18/2023	880,000	869,836
2.75% (B), 12/06/2022 - 01/12/2023	15,990,000	15,923,077
2.78% (B), 12/06/2022	4,260,000	4,248,735
2.79% (B), 12/06/2022	14,215,000	14,177,353
2.84% (B), 12/13/2022	5,410,000	5,392,454
3.58% (B), 03/16/2023	7,520,000	7,422,287

Total Short-Term U.S. Government Obligations (Cost $53,995,153)		53,995,153

REPURCHASE AGREEMENTS - 47.5%
Barclays Capital, Inc., 3.05% (B), dated 10/31/2022, to be repurchased at $57,004,829 on 11/01/2022. Collateralized by a U.S. Government Obligation, 2.25%, due 02/15/2052, and with a value of $58,140,014.	$ 57,000,000	57,000,000
BNP Paribas SA, 3.00% (B), dated 10/31/2022, to be repurchased at $20,001,667 on 11/01/2022. Collateralized by U.S. Government Obligations, 0.25% - 1.88%, due 04/15/2024 - 02/15/2041, and with a total value of $20,400,059.	20,000,000	20,000,000
BNP Paribas SA, 3.05% (B), dated 10/31/2022, to be repurchased at $15,001,271 on 11/01/2022. Collateralized by U.S. Government Agency Obligations, 1.50% - 6.00%, due 06/01/2033 - 11/01/2052, and with a total value of $15,409,686.	15,000,000	15,000,000
Citigroup Global Markets, Inc., 3.00% (B), dated 10/31/2022, to be repurchased at $30,002,500 on 11/01/2022. Collateralized by U.S. Government Obligations, 0.88% - 2.63%, due 11/30/2028 - 02/15/2029, and with a total value of $30,656,548.	30,000,000	30,000,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Government Money Market

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
REPURCHASE AGREEMENTS (continued)

Fixed Income Clearing Corp., 1.10% (B), dated 10/31/2022, to be repurchased at $30,483,572 on 11/01/2022. Collateralized by a U.S. Government Obligation, 0.63%, due 04/15/2023, and with a value of $31,092,366.

	$ 30,482,641	$ 30,482,641
Goldman Sachs & Co., 3.01% (B), dated 10/31/2022, to be repurchased at $25,002,090 on 11/01/2022. Collateralized by a U.S. Government Obligation, 1.63%, due 05/15/2031, and with a value of $25,500,083.	25,000,000	25,000,000
Goldman Sachs & Co., 3.05% (B), dated 10/31/2022, to be repurchased at $10,000,847 on 11/01/2022. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 09/20/2052, and with a value of $10,200,000.	10,000,000	10,000,000
JPMorgan Chase & Co., 3.01% (B), dated 10/31/2022, to be repurchased at $2,000,167 on 11/01/2022. Collateralized by U.S. Government Obligations, 0.13% - 3.63%, due 03/31/2023 - 02/15/2044, and with a total value of $2,039,567.	2,000,000	2,000,000
JPMorgan Chase & Co., 3.05% (B), dated 10/31/2022, to be repurchased at $10,000,847 on 11/01/2022. Collateralized by U.S. Government Agency Obligations, 2.50% - 6.00%, due 06/20/2035 - 08/20/2062, and with a total value of $10,200,001.	10,000,000	10,000,000

	Principal	Value
REPURCHASE AGREEMENTS (continued)

Merrill Lynch & Co., Inc., 3.00% (B), dated 10/31/2022, to be repurchased at $15,001,250 on 11/01/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $15,300,034.

	$ 15,000,000	$ 15,000,000
Merrill Lynch & Co., Inc., 3.05% (B), dated 10/31/2022, to be repurchased at $20,001,694 on 11/01/2022. Collateralized by U.S. Government Agency Obligations, 2.45% - 4.95%, due 01/05/2037 - 08/09/2041, and with a total value of $20,400,642.	20,000,000	20,000,000
Toronto-Dominion Bank, 3.02% (B), dated 10/31/2022, to be repurchased at $25,002,097 on 11/01/2022. Collateralized by U.S. Government Obligations, 0.75% - 2.75%, due 01/15/2025 - 01/31/2028, and with a total value of $25,500,040.	25,000,000	25,000,000
Toronto-Dominion Bank, 3.05% (B), dated 10/31/2022, to be repurchased at $10,000,847 on 11/01/2022. Collateralized by U.S. Government Obligations, 0.38% - 2.25%, due 04/30/2023 - 08/15/2024, and with a total value of $10,200,020.	10,000,000	10,000,000

Total Repurchase Agreements (Cost $269,482,641)		269,482,641

Total Investments (Cost $566,325,110)		566,325,110
Net Other Assets (Liabilities) - 0.1%		468,394

Net Assets - 100.0%		$566,793,504

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$139,847,804	$—	$139,847,804
U.S. Government Obligations	—	35,538,095	—	35,538,095
Short-Term U.S. Government Agency Obligations	—	67,461,417	—	67,461,417
Short-Term U.S. Government Obligations	—	53,995,153	—	53,995,153
Repurchase Agreements	—	269,482,641	—	269,482,641

Total Investments	$—	$566,325,110	$—	$566,325,110

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Government Money Market

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Rates disclosed reflect the yields at October 31, 2022.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Quality Bond

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2022 was most influenced by the dramatic move upward in interest rates across the curve. Market participants began driving rates higher early in the fiscal year in anticipation of the U.S. Federal Reserve (“Fed”) taking its target rate higher due to persistent inflation. The benchmark two-year U.S. Treasury began the fiscal year at 0.50% and climbed nearly 400 basis points to end the period at 4.51%. Outside the U.S., the Russian invasion of Ukraine in February raised concerns of widespread declines in economic activity as many countries imposed trading sanctions on Russia and global supply chains become further stressed. Meanwhile, the impacts of inflation and rising rates began to cool economic activity, with U.S. Gross Domestic Product falling into negative territory for the first half of calendar year 2022.

Reflecting the deteriorating economic picture and increasing uncertainty, volatility jumped, and risk assets sold off meaningfully. All spread sectors gapped wider during the fiscal year, with corporates and commercial mortgage-backed securities (“CMBS”) posting the weakest relative performance, followed by asset-backed securities (“ABS”) and residential mortgage-backed securities (“RMBS”). RMBS spreads held steady for most of the fiscal year – especially shorter average life securities – but capitulated in the Fall, as the Fed continued to pull back from that market. With spreads wider and rates dramatically higher, fixed income returns fell well into negative territory during the period. Longer duration strategies experienced the worst total returns, but shorter duration strategies also saw weakness.

PERFORMANCE

For the year ended October 31, 2022, Transamerica High Quality Bond (Class R4) returned -5.07%. By comparison, its benchmark, the ICE BofAML U.S. Corporate & Government 1-3 Years Index, returned -4.98%.

STRATEGY REVIEW

Transamerica High Quality Bond (the “Fund”) underperformed its benchmark, the ICE BofAML U.S. Corporate & Government 1-3 Years Index during the fiscal year ended October 31, 2022. The sub-adviser uses relative value analysis in an effort to select high quality fixed income assets, maximize risk-adjusted spread, and to tactically adjust portfolio weightings to outperform the benchmark.

Throughout the fiscal year, the Fund targeted a moderately short duration stance relative to the benchmark, owing largely to its allocation to corporate and CMBS floating rate securities. During the fiscal year, the Fund’s allocation to ABS and RMBS decreased (down approximately 4% and 3%, respectively), while the Fund’s allocation to corporates increased modestly (up approximately 2%) and the CMBS allocation increased approximately 4%. Cash and U.S. Treasury holdings had little change year over year.

Despite widening spreads throughout the fiscal year, the Fund’s yield advantage and security/sector rotation contributed to returns in the fiscal year. Curve positioning detracted modestly from performance for the trailing 12-month period, as exposure to the 3-year to 5-year bucket (out of index) suffered from the inflation-driven jump in interest rates.

Peter S. Kaplan, CFA

Adam Ware, CFA

Jennifer K. Wynn, CFA

Co-Portfolio Manager

Merganser Capital Management, LLC

Transamerica Funds	Annual Report 2022

Transamerica High Quality Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	48.8%
Asset-Backed Securities	29.3
Mortgage-Backed Securities	13.6
U.S. Government Obligations	4.6
U.S. Government Agency Obligations	2.9
Other Investment Company	0.6
Net Other Assets (Liabilities)	0.2
Total	100.0%

Fund Characteristics	Years
Average Maturity §	2.21
Duration †	1.53

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	7.5%
AAA	11.3
AA	8.3
A	28.8
BBB	40.2
Not Rated	3.7
Net Other Assets (Liabilities)	0.2
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2022

Transamerica High Quality Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I3 (NAV)	(4.88)%	0.94%	0.95%	04/21/2017
Class R (NAV)	(5.35)%	0.43%	0.45%	04/21/2017
Class R4 (NAV)	(5.07)%	0.71%	0.72%	09/11/2000
ICE BofAML U.S. Corporate & Government 1-3 Years Index (A)	(4.98)%	0.69%	0.81%

(A) The ICE BofAML U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than three years and more than one year.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in the Fund pertain only to those securities and not the Fund or its yield. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Fund may also go down.

Transamerica Funds	Annual Report 2022

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES - 29.3%
AmeriCredit Automobile Receivables Trust
Series 2018-2, Class D, 4.01%, 07/18/2024	$3,000,000	$2,987,230
Series 2020-2, Class D, 2.13%, 03/18/2026	1,360,000	1,260,320
Avis Budget Rental Car Funding AESOP LLC
Series 2018-2A, Class A, 4.00%, 03/20/2025 (A)	1,425,000	1,395,138
Series 2020-1A, Class B, 2.68%, 08/20/2026 (A)	520,000	468,499
CLI Funding VIII LLC Series 2021-1A, Class A, 1.64%, 02/18/2046 (A)	1,391,407	1,179,840
CNH Equipment Trust Series 2019-C, Class B, 2.35%, 04/15/2027	1,730,000	1,680,127
Domino’s Pizza Master Issuer LLC
Series 2015-1A, Class A2II, 4.47%, 10/25/2045 (A)	1,222,000	1,150,907
Series 2018-1A, Class A2I, 4.12%, 07/25/2048 (A)	768,000	716,433
Evergreen Credit Card Trust Class B, Series 2022-CRT1, 5.61%, 07/15/2026 (A)	625,000	608,972
FirstKey Homes Trust Series 2020-SFR2, Class D, 1.97%, 10/19/2037 (A)	2,000,000	1,735,041
Ford Credit Auto Lease Trust Series 2021-A, Class C, 0.78%, 09/15/2025	1,725,000	1,679,277
Ford Credit Auto Owner Trust
Series 2019-1, Class A, 3.52%, 07/15/2030 (A)	1,500,000	1,458,810
Series 2019-C, Class B, 2.13%, 05/15/2025	2,130,000	2,078,665
Series 2020-1, Class C, 2.54%, 08/15/2031 (A)	1,135,000	1,013,254
Series 2022-A, Class C, 2.14%, 07/15/2029	1,625,000	1,472,167
GMF Floorplan Owner Revolving Trust
Series 2020-1, Class B, 1.03%, 08/15/2025 (A)	715,000	686,325
Series 2020-2, Class C, 1.31%, 10/15/2025 (A)	1,860,000	1,774,287
Hilton Grand Vacations Trust Series 2018-AA, Class A, 3.54%, 02/25/2032 (A)	297,790	287,538
HPEFS Equipment Trust Series 2022-1A, Class C, 1.96%, 05/21/2029 (A)	1,100,000	1,017,174
Hyundai Auto Receivables Trust Series 2021-A, Class C, 1.33%, 11/15/2027	1,350,000	1,203,499
Master Credit Card Trust II Series 2018-1A, Class C, 3.74%, 07/21/2024 (A)	675,000	671,800

	Principal	Value
ASSET-BACKED SECURITIES (continued)
MVW LLC Series 2019-2A, Class A, 2.22%, 10/20/2038 (A)	$ 526,071	$ 493,626
MVW Owner Trust Series 2017-1A, Class A, 2.42%, 12/20/2034 (A)	198,061	193,059
PFS Financing Corp. Series 2021-A, Class A, 0.71%, 04/15/2026 (A)	900,000	839,865
Progress Residential Trust
Series 2019-SFR3, Class D, 2.87%, 09/17/2036 (A)	1,000,000	928,308
Series 2020-SFR3, Class D, 1.90%, 10/17/2027 (A)	1,355,000	1,190,311
Sierra Timeshare Receivables Funding LLC Series 2018-2A, Class A, 3.50%, 06/20/2035 (A)	167,894	164,965
Verizon Master Trust
Series 2021-1, Class C, 0.89%, 05/20/2027	950,000	878,406
Series 2022-1, Class C, 1.39% (B), 01/20/2027	1,250,000	1,208,105
Verizon Owner Trust
Series 2020-A, Class C, 2.06%, 07/22/2024	450,000	443,217
Series 2020-B, Class C, 0.83%, 02/20/2025	1,000,000	949,230
Volvo Financial Equipment LLC Series 2019-2A, Class B, 2.28%, 11/15/2024 (A)	930,000	908,864
World Omni Auto Receivables Trust Series 2019-B, Class B, 2.86%, 06/16/2025	625,000	615,579
World Omni Select Auto Trust Series 2021-A, Class C, 1.09%, 11/15/2027	1,515,000	1,369,712

Total Asset-Backed Securities (Cost $39,226,002)		36,708,550

CORPORATE DEBT SECURITIES - 48.8%
Banks - 15.2%
Bank of America Corp. Fixed until 02/13/2025, 2.02% (B), 02/13/2026	2,485,000	2,273,507
Bank of Montreal 2.65%, 03/08/2027	1,220,000	1,081,357
Barclays PLC 3-Month LIBOR + 1.38%, 4.30% (B), 05/16/2024	2,000,000	1,975,434
BNP Paribas SA Fixed until 06/09/2025, 2.22% (B), 06/09/2026 (A)	1,600,000	1,430,247
DNB Bank ASA Fixed until 03/28/2024, 2.97% (B), 03/28/2025 (A)	1,140,000	1,090,425
HSBC Holdings PLC Fixed until 03/10/2025, 3.00% (B), 03/10/2026	1,320,000	1,197,877

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
JPMorgan Chase & Co.
Fixed until 06/23/2024, 0.97% (B), 06/23/2025	$ 1,260,000	$ 1,158,229
Fixed until 09/22/2026, 1.47% (B), 09/22/2027	1,170,000	982,107
Lloyds Banking Group PLC Fixed until 11/07/2022, 2.91% (B), 11/07/2023	1,245,000	1,244,425
NatWest Group PLC Fixed until 03/22/2024, 4.27% (B), 03/22/2025	1,250,000	1,202,990
PNC Bank NA 2.50%, 08/27/2024	1,770,000	1,686,710
Sumitomo Mitsui Financial Group, Inc. 3-Month SOFR + 0.88%, 3.93% (B), 01/14/2027	1,445,000	1,401,116
Sumitomo Mitsui Trust Bank Ltd. 0.80%, 09/12/2023 (A)	1,075,000	1,032,731
Wells Fargo & Co. Fixed until 04/30/2025, 2.19% (B), 04/30/2026	1,470,000	1,337,178

		19,094,333

Capital Markets - 5.6%
Ameriprise Financial, Inc. 3.00%, 04/02/2025	1,579,000	1,498,120
Charles Schwab Corp. 3-Month SOFR Index + 1.05%, 3.92% (B), 03/03/2027	450,000	440,378
Credit Suisse AG 1.00%, 05/05/2023	1,095,000	1,061,807
Goldman Sachs Group, Inc. Fixed until 02/24/2027, 2.64% (B), 02/24/2028	3,000,000	2,592,640
Morgan Stanley Fixed until 02/18/2025, 2.63% (B), 02/18/2026	1,500,000	1,388,340

		6,981,285

Consumer Finance - 2.8%
American Express Co. 3-Month SOFR Index + 0.65%, 3.27% (B), 11/04/2026	1,210,000	1,174,181
General Motors Financial Co., Inc. 3-Month SOFR + 1.20%, 3.93% (B), 11/17/2023	1,760,000	1,745,708
Volkswagen Group of America Finance LLC 0.88%, 11/22/2023 (A)	635,000	604,543

		3,524,432

Diversified Financial Services - 0.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
1.65%, 10/29/2024	1,015,000	920,997
4.50%, 09/15/2023	235,000	230,802

		1,151,799

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services - 1.4%
AT&T, Inc. 3-Month LIBOR + 1.18%, 4.42% (B), 06/12/2024	$ 1,770,000	$ 1,775,768

Electric Utilities - 2.5%
Constellation Energy Generation LLC 3.25%, 06/01/2025	1,000,000	947,832
Edison International 4.95%, 04/15/2025	1,526,000	1,500,208
Entergy Louisiana LLC 0.95%, 10/01/2024	810,000	746,729

		3,194,769

Equity Real Estate Investment Trusts - 5.1%
American Tower Corp. 2.40%, 03/15/2025	965,000	892,176
Kimco Realty Corp. 4.45%, 01/15/2024	850,000	838,094
Office Properties Income Trust 4.50%, 02/01/2025	950,000	789,674
Simon Property Group LP 3.50%, 09/01/2025	1,425,000	1,352,831
Ventas Realty LP 3.85%, 04/01/2027	750,000	690,448
WEA Finance LLC / Westfield UK & Europe Finance PLC 3.75%, 09/17/2024 (A)	1,340,000	1,260,592
Welltower, Inc. 3.63%, 03/15/2024	650,000	631,561

		6,455,376

Food & Staples Retailing - 0.9%
7-Eleven, Inc. 0.80%, 02/10/2024 (A)	1,225,000	1,155,016

Food Products - 0.9%
Mondelez International, Inc. 2.13%, 03/17/2024	1,120,000	1,073,424

Gas Utilities - 0.6%
Atmos Energy Corp. 0.63%, 03/09/2023	705,000	694,838

Health Care Providers & Services - 0.2%
Cigna Corp. 3.50%, 06/15/2024	250,000	243,404

IT Services - 0.9%
Fiserv, Inc. 3.20%, 07/01/2026	1,255,000	1,151,187

Life Sciences Tools & Services - 1.2%
Illumina, Inc. 0.55%, 03/23/2023 (C)	995,000	976,581
Thermo Fisher Scientific, Inc. 3-Month SOFR Index + 0.53%, 3.59% (B), 10/18/2024	515,000	509,428

		1,486,009

Media - 1.0%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.91%, 07/23/2025	1,223,000	1,187,707

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Multi-Utilities - 2.4%
Dominion Energy, Inc. 3-Month LIBOR + 0.53%, 3.82% (B), 09/15/2023	$ 1,775,000	$ 1,767,790
DTE Energy Co. 1.05%, 06/01/2025	1,425,000	1,271,401

		3,039,191

Oil, Gas & Consumable Fuels - 2.3%
Energy Transfer LP 4.75%, 01/15/2026	1,565,000	1,499,354
Phillips 66 3.70%, 04/06/2023	440,000	437,667
Williams Cos., Inc. 3.90%, 01/15/2025	990,000	955,092

		2,892,113

Pharmaceuticals - 1.2%
AstraZeneca PLC 3-Month LIBOR + 0.67%, 3.61% (B), 08/17/2023	1,562,000	1,561,510

Road & Rail - 2.2%
Norfolk Southern Corp. 5.59%, 05/17/2025	1,432,000	1,420,041
NTT Finance Corp.
0.58%, 03/01/2024 (A)	460,000	432,558
1.16%, 04/03/2026 (A)	1,075,000	931,364

		2,783,963

Software - 1.5%
Oracle Corp. 2.50%, 04/01/2025	1,155,000	1,078,679
VMware, Inc. 0.60%, 08/15/2023	765,000	736,579

		1,815,258

Total Corporate Debt Securities (Cost $65,736,231)		61,261,382

MORTGAGE-BACKED SECURITIES - 13.6%
BX Commercial Mortgage Trust
Series 2019-XL, Class F, 1-Month LIBOR + 2.00%, 5.41% (B), 10/15/2036 (A)	1,555,500	1,488,968
Series 2021-SOAR, Class D, 1-Month LIBOR + 1.40%, 4.81% (B), 06/15/2038 (A)	1,716,993	1,600,910
Series 2021-VOLT, Class C, 1-Month LIBOR + 1.10%, 4.51% (B), 09/15/2036 (A)	700,000	645,694
BX Trust Series 2021-LGCY, Class D, 1-Month LIBOR + 1.30%, 4.71% (B), 10/15/2023 (A)	1,700,000	1,550,740
CGDB Commercial Mortgage Trust Series 2019-MOB, Class D, 1-Month LIBOR + 1.65%, 5.06% (B), 11/15/2036 (A)	2,210,000	2,099,336
CHC Commercial Mortgage Trust Series 2019-CHC, Class D, 1-Month LIBOR + 2.05%, 5.46% (B), 06/15/2034 (A)	1,756,735	1,652,855

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust Series 2019-SMRT, Class B, 4.38%, 01/10/2036 (A)	$ 1,600,000	$ 1,546,492
Cold Storage Trust Series 2020-ICE5, Class D, 1-Month LIBOR + 2.10%, 5.51% (B), 11/15/2037 (A)	1,474,486	1,407,899
Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class D, 1-Month LIBOR + 1.60%, 5.01% (B), 05/15/2036 (A)	1,810,000	1,754,039
DBGS Mortgage Trust Series 2018-BIOD, Class E, 1-Month LIBOR + 1.70%, 5.01% (B), 05/15/2035 (A)	822,386	781,207
Extended Stay America Trust Series 2021-ESH, Class C, 1-Month LIBOR + 1.70%, 5.11% (B), 07/15/2038 (A)	439,287	415,637
STWD Trust Series 2021-FLWR, Class D, 1-Month LIBOR + 1.38%, 4.79% (B), 07/15/2036 (A)	1,700,000	1,580,816
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class A4, 3.18%, 03/10/2046	512,507	509,936

Total Mortgage-Backed Securities (Cost $18,090,215)		17,034,529

U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.9%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Interest Only STRIPS
0.51% (B), 08/25/2031	17,696,911	612,157
0.72% (B), 12/25/2030	4,789,634	212,953
0.93% (B), 09/25/2030	19,907,972	1,093,133
1.04% (B), 06/25/2031	7,592,640	506,941
1.29% (B), 07/25/2026	19,544,021	733,085
Federal National Mortgage Association, Interest Only STRIPS Series 2013-M3, Class X2, 0.00% (B), 11/25/2022	724,707	7
Seasoned Loans Structured Transaction Trust Series 2018-1, Class A1, 3.50%, 06/25/2028	525,525	497,390

Total U.S. Government Agency Obligations (Cost $4,117,571)		3,655,666

U.S. GOVERNMENT OBLIGATIONS - 4.6%
U.S. Treasury - 4.6%
U.S. Treasury Notes 2.75%, 05/15/2025 - 04/30/2027	6,110,000	5,777,608

Total U.S. Government Obligations (Cost $5,831,785)		5,777,608

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Shares	Value
OTHER INVESTMENT COMPANY - 0.6%
Securities Lending Collateral - 0.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (D)	815,033	$ 815,033

Total Other Investment Company (Cost $815,033)		815,033

Total Investments (Cost $133,816,837)		125,252,768
Net Other Assets (Liabilities) - 0.2%		221,822

Net Assets - 100.0%		$125,474,590

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$36,708,550	$—	$36,708,550
Corporate Debt Securities	—	61,261,382	—	61,261,382
Mortgage-Backed Securities	—	17,034,529	—	17,034,529
U.S. Government Agency Obligations	—	3,655,666	—	3,655,666
U.S. Government Obligations	—	5,777,608	—	5,777,608
Other Investment Company	815,033	—	—	815,033

Total Investments	$815,033	$124,437,735	$—	$125,252,768

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the total value of 144A securities is $43,345,085, representing 34.5% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	All or a portion of the security is on loan. The value of the security on loan is $798,411, collateralized by cash collateral of $815,033. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(D)	Rate disclosed reflects the yield at October 31, 2022.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Yield Bond

(unaudited)

MARKET ENVIRONMENT

The macroeconomic story of the fiscal year ended October 31, 2022, was persistently high inflation and the efforts of the U.S. Federal Reserve (“Fed”) to tame it. Despite fears of new shutdowns and further restrictions following the discovery of the COVID-19 omicron variant in November 2021, the Fed was undeterred from formally announcing its plans to accelerate tapering of Treasury and Agency purchases in December 2021 and ending them entirely in March 2022.

By April 2022, the omicron variant had ceded headlines to the stinging inflation story, hawkish Fed and Russia-Ukraine war. There was also a brief inversion of the U.S. Treasury yield curve, signaling we are firmly in a late-cycle economy and fueling concerns of an impending recession. Rapidly rising inflation and other macro and geopolitical headwinds contributed to exceptional volatility in fixed income markets throughout the fiscal year.

Broad underlying price pressures continued to point to hawkishness by the Fed. After already hiking rates at the prior four meetings, the Federal Open Market Committee (“FOMC”) again raised the fed funds rate by 75 basis points at its September 2022 meeting, bringing the target range to 3.00% to 3.25%. At the end of the period, the median dot plot expectation for the end of 2022 fed funds rate was 4.4%.

Employment reports showed continuing strength in the labor market throughout the fiscal year as payrolls grew, pushing the unemployment rate down. Importantly, the labor force participation rate continued to climb higher mid-year as people moved off the sidelines and re-engaged in the labor market. By the close of the fiscal year, the unemployment rate had fallen to 3.5%. However, the labor force participation rate fell, indicating the pace of job growth has been slowing as the economy inches toward cooling.

The close of the fiscal year saw U.S. Gross Domestic Product increase at a stronger-than-expected annualized rate of 2.6%. This increase was largely driven by a 2.8 percentage point contribution from net exports—its largest contribution in over 40 years.

PERFORMANCE

For the year ended October 31, 2022, Transamerica High Yield Bond (Class A) returned -11.74%, excluding any sales charges. By comparison, its benchmark, the Bloomberg US Corporate High Yield 2% Issuer Capped Index, returned -11.76%.

STRATEGY REVIEW

Outperformance was driven by favorable security selection decisions. By rating category, security selection was particularly strong in BBs, as well as CCCs and below. The underweight to lower-quality credit was also advantageous, as CCCs and below lagged the other rating categories during the fiscal year. Conversely, the selection in B-rated bonds and the modest off-benchmark exposure to investment grade credit detracted. However, this was more than offset by positive contribution effects from the security selection in other categories. By sub-sector, the largest contributors included consumer cyclicals, communications and real estate investment trusts, mainly due to strong security selection. The largest detractors by sub-sector included technology, capital goods and certain finance companies.

With respect to positioning and themes, overweights included a number of sub-sectors within communications and basic industry, as well as certain financials and other sectors. This included metals, paper, cable and satellite, wirelines, food/beverage, packaging, banking and others. Examples of underweights included certain consumer cyclicals such as retail and restaurants, as well as aerospace/defense, transportation, energy and others. Underweights were largely due to some idiosyncratic fundamental concerns and what were viewed as relatively unattractive valuations.

With respect to ratings allocation, the Fund maintained an underweight to BB-rated credit and continued to hold a modest allocation to investment grade credit. The Fund’s B-rated exposure was generally in line with the benchmark. In terms of CCCs and below, the Fund was underweight versus the benchmark. During the fiscal year, the sub-adviser remained focused on credit selection as idiosyncratic situations were likely to provide the best opportunities to generate excess returns.

Kevin Bakker, CFA

Benjamin D. Miller, CFA

James K. Schaeffer, Jr.

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2022

Transamerica High Yield Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	93.6%
Other Investment Company	8.3
Repurchase Agreement	1.7
Loan Assignments	0.6
Common Stocks	0.1
Warrant	0.0 *
Net Other Assets (Liabilities)	(4.3)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	7.09
Duration †	4.07

Credit Quality ‡	Percentage of Net Assets
AAA	1.7%
BBB	7.6
BB	43.0
B	35.0
CCC and Below	8.1
Not Rated	8.9
Net Other Assets (Liabilities)	(4.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2022

Transamerica High Yield Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(15.97)%	0.07%	2.76%	06/14/1985
Class A (NAV)	(11.74)%	1.06%	3.27%	06/14/1985
Bloomberg US Corporate High Yield 2% Issuer Capped Index (A)	(11.76)%	2.00%	4.11%
Class C (POP)	(13.26)%	0.35%	2.53%	11/11/2002
Class C (NAV)	(12.42)%	0.35%	2.53%	11/11/2002
Class I (NAV)	(11.44)%	1.45%	3.58%	11/30/2009
Class I2 (NAV)	(11.42)%	1.49%	3.67%	11/08/2004
Class I3 (NAV)	(11.42)%	1.49%	2.30%	03/24/2017
Class R (NAV)	(11.86)%	0.99%	1.79%	03/24/2017
Class R4 (NAV)	(11.58)%	1.21%	2.03%	03/24/2017
Class R6 (NAV)	(11.41)%	1.49%	2.75%	05/29/2015

(A) The Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for Class A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Interest rates may go up, causing the value of the Fund’s investments to decline. Changes, in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.

Transamerica Funds	Annual Report 2022

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES - 93.6%
Aerospace & Defense - 0.8%
TransDigm, Inc.
4.88%, 05/01/2029	$5,020,000	$4,293,380
5.50%, 11/15/2027	2,906,000	2,634,928
Triumph Group, Inc.
7.75%, 08/15/2025 (A)	2,284,000	1,730,313
8.88%, 06/01/2024 (B)	308,000	311,314

		8,969,935

Auto Components - 2.2%
Clarios Global LP / Clarios US Finance Co.
6.25%, 05/15/2026 (B)	3,086,000	2,985,705
8.50%, 05/15/2027 (A) (B)	3,876,000	3,816,193
Dana, Inc.
4.50%, 02/15/2032	3,422,000	2,616,413
5.38%, 11/15/2027	1,973,000	1,785,565
5.63%, 06/15/2028 (A)	1,464,000	1,324,203
Goodyear Tire & Rubber Co.
4.88%, 03/15/2027 (A)	2,303,000	2,095,730
5.00%, 05/31/2026 - 07/15/2029 (A)	4,435,000	4,052,584
9.50%, 05/31/2025	3,075,000	3,197,637
Patrick Industries, Inc. 7.50%, 10/15/2027 (B)	3,897,000	3,570,322

		25,444,352

Automobiles - 0.1%
Ford Motor Co. 6.10%, 08/19/2032	849,000	779,407

Banks - 1.7%
Barclays PLC
Fixed until 09/15/2023 (C), 7.75% (D)	1,517,000	1,427,876
Fixed until 06/15/2024 (C), 8.00% (D)	3,262,000	3,069,372
Citigroup, Inc. Fixed until 09/12/2024 (C), 5.00% (D)	5,932,000	5,277,700
Intesa Sanpaolo SpA
Fixed until 06/01/2031, 4.20% (D), 06/01/2032 (B)	1,694,000	1,145,777
5.71%, 01/15/2026 (B)	4,247,000	3,955,436
JPMorgan Chase & Co. Fixed until 02/01/2025 (C), 4.60% (D)	3,140,000	2,802,136
Lloyds Banking Group PLC Fixed until 06/27/2024 (C), 7.50% (A) (D)	2,630,000	2,507,636

		20,185,933

Beverages - 0.5%
Primo Water Holdings, Inc. 4.38%, 04/30/2029 (B)	7,361,000	6,228,209

Biotechnology - 0.3%
Grifols Escrow Issuer SA 4.75%, 10/15/2028 (A) (B)	4,086,000	3,192,188

Building Products - 0.9%
Builders FirstSource, Inc.
4.25%, 02/01/2032 (B)	905,000	724,181
5.00%, 03/01/2030 (B)	694,000	601,837
Cornerstone Building Brands, Inc. 6.13%, 01/15/2029 (B)	6,056,000	3,759,160
Standard Industries, Inc.
3.38%, 01/15/2031 (B)	2,209,000	1,652,774
4.38%, 07/15/2030 (B)	880,000	715,000

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Building Products (continued)
Standard Industries, Inc. (continued)
5.00%, 02/15/2027 (B)	$ 3,121,000	$ 2,827,002

		10,279,954

Capital Markets - 2.0%
Camelot Return Merger Sub, Inc. 8.75%, 08/01/2028 (B)	3,576,000	2,977,020
Credit Suisse Group AG
Fixed until 02/11/2027 (C), 5.25% (B) (D)	2,250,000	1,593,833
Fixed until 12/18/2024 (C), 6.25% (B) (D)	1,350,000	1,134,000
Fixed until 08/21/2026 (C), 6.38% (A) (B) (D)	2,982,000	2,224,509
Fixed until 09/12/2025 (C), 7.25% (A) (B) (D)	2,450,000	1,918,350
Fixed until 12/11/2023 (C), 7.50% (B) (D)	4,168,000	3,771,965
Deutsche Bank AG
Fixed until 10/14/2030, 3.73% (D), 01/14/2032	1,594,000	1,119,911
Fixed until 10/30/2025 (C), 6.00% (A) (D)	1,400,000	1,095,325
LPL Holdings, Inc. 4.00%, 03/15/2029 (B)	4,244,000	3,704,121
MSCI, Inc. 3.63%, 09/01/2030 (B)	4,869,000	4,068,536

		23,607,570

Chemicals - 2.0%
ASP Unifrax Holdings, Inc.
5.25%, 09/30/2028 (B)	1,038,000	825,020
7.50%, 09/30/2029 (B)	3,029,000	2,029,430
Avient Corp. 7.13%, 08/01/2030 (B)	1,136,000	1,086,323
Eagle Intermediate Global Holding BV / Eagle US Finance LLC 7.50%, 05/01/2025 (A) (B)	7,289,000	5,612,530
NOVA Chemicals Corp.
4.88%, 06/01/2024 (B)	2,559,000	2,488,627
5.25%, 06/01/2027 (B)	6,231,000	5,561,666
Olin Corp.
5.00%, 02/01/2030 (A)	3,224,000	2,913,013
5.13%, 09/15/2027	1,895,000	1,788,880
5.63%, 08/01/2029 (A)	1,471,000	1,381,181

		23,686,670

Commercial Services & Supplies - 1.8%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.38%, 03/01/2029 (A) (B)	3,889,000	3,367,172
5.75%, 07/15/2027 (A) (B)	4,435,000	4,080,200
Covanta Holding Corp.
4.88%, 12/01/2029 (B)	2,618,000	2,229,096
5.00%, 09/01/2030	2,115,000	1,761,425
Garda World Security Corp.
4.63%, 02/15/2027 (B)	3,043,000	2,696,707
6.00%, 06/01/2029 (B)	3,381,000	2,634,881
9.50%, 11/01/2027 (B)	1,015,000	917,909
Harsco Corp. 5.75%, 07/31/2027 (B)	186,000	131,995
Stericycle, Inc.
3.88%, 01/15/2029 (B)	1,603,000	1,393,007
5.38%, 07/15/2024 (B)	2,299,000	2,264,515

		21,476,907

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Communications Equipment - 1.1%
Avaya, Inc. 6.13%, 09/15/2028 (B) (E)	$ 7,118,000	$ 3,003,582
CommScope Technologies LLC 6.00%, 06/15/2025 (A) (B)	3,443,000	3,210,598
CommScope, Inc.
4.75%, 09/01/2029 (B)	3,920,000	3,316,471
6.00%, 03/01/2026 (B)	2,100,000	2,041,242
8.25%, 03/01/2027 (A) (B)	1,989,000	1,767,194

		13,339,087

Construction & Engineering - 0.4%
Abengoa Abenewco 2 SA PIK Rate 1.50%, Cash Rate 0.00%, 10/26/2024 (B) (F)	2,023,470	10,117
Ashton Woods USA LLC / Ashton Woods Finance Co.
4.63%, 08/01/2029 - 04/01/2030 (B)	2,445,000	1,823,524
6.63%, 01/15/2028 (B)	2,609,000	2,230,586

		4,064,227

Construction Materials - 0.1%
Advanced Drainage Systems, Inc. 6.38%, 06/15/2030 (B)	1,435,000	1,386,770

Consumer Finance - 1.7%
Altice Financing SA 5.00%, 01/15/2028 (A) (B)	1,366,000	1,081,536
Ford Motor Credit Co. LLC
2.70%, 08/10/2026	1,636,000	1,423,320
3.38%, 11/13/2025	3,066,000	2,781,506
4.00%, 11/13/2030	4,118,000	3,330,556
4.39%, 01/08/2026	5,019,000	4,655,248
4.95%, 05/28/2027	1,741,000	1,593,816
5.13%, 06/16/2025	1,398,000	1,352,705
Navient Corp.
5.00%, 03/15/2027	1,020,000	859,703
5.50%, 03/15/2029	1,464,000	1,161,332
5.88%, 10/25/2024	2,160,000	2,100,600

		20,340,322

Containers & Packaging - 4.1%
ARD Finance SA PIK Rate 7.25%, Cash Rate 6.50%, 06/30/2027 (B) (F)	3,132,216	2,247,365
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC
3.25%, 09/01/2028 (B)	2,886,000	2,366,246
4.00%, 09/01/2029 (B)	5,007,000	3,798,260
6.00%, 06/15/2027 (B)	424,000	406,858
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 5.25%, 08/15/2027 (A) (B)	2,241,000	1,570,694
Ball Corp. 2.88%, 08/15/2030	8,739,000	6,786,707
Cascades, Inc. / Cascades USA, Inc.
5.13%, 01/15/2026 (B)	1,069,000	960,649
5.38%, 01/15/2028 (B)	4,698,000	4,017,965
Clydesdale Acquisition Holdings, Inc. 6.63%, 04/15/2029 (B)	3,236,000	3,065,107

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Containers & Packaging (continued)
Crown Americas LLC / Crown Americas Capital Corp. VI 4.75%, 02/01/2026	$ 8,832,000	$ 8,453,196
Graphic Packaging International LLC
3.50%, 03/15/2028 (A) (B)	3,882,000	3,356,684
3.50%, 03/01/2029 (B)	1,311,000	1,107,492
4.13%, 08/15/2024	1,236,000	1,204,309
Mauser Packaging Solutions Holding Co. 5.50%, 04/15/2024 (B)	3,000	2,940
Owens-Brockway Glass Container, Inc. 6.38%, 08/15/2025 (B)	1,014,000	945,555
Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer LLC 4.00%, 10/15/2027 (B)	3,297,000	2,942,573
Trivium Packaging Finance BV
5.50%, 08/15/2026 (B)	3,258,000	2,990,632
8.50%, 08/15/2027 (A) (B)	1,285,000	1,208,275

		47,431,507

Diversified Consumer Services - 0.2%
WW International, Inc. 4.50%, 04/15/2029 (A) (B)	5,237,000	2,873,522

Diversified Financial Services - 3.4%
Avation Capital SA PIK Rate 9.00%, Cash Rate 8.25%, 10/31/2026 (B) (F)	4,041,919	3,230,001
Dana Financing Luxembourg SARL 5.75%, 04/15/2025 (B)	5,713,000	5,555,029
ILFC E-Capital Trust I 1.55% + Max of 3-Month LIBOR, 10-Year CMT, or 30-Year CMT, 5.12% (D), 12/21/2065 (B)	17,977,000	10,965,970
ILFC E-Capital Trust II 1.80% + Max of 3-Month LIBOR, 15-Year CMT or 30-Year CMT, 5.37% (D), 12/21/2065 (B)	2,974,000	1,933,100
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
4.25%, 02/01/2027 (B)	1,427,000	1,199,041
5.25%, 10/01/2025 (B)	3,485,000	3,213,972
United Wholesale Mortgage LLC
5.50%, 11/15/2025 - 04/15/2029 (B)	4,243,000	3,496,757
5.75%, 06/15/2027 (B)	3,038,000	2,474,542
Virgin Media Secured Finance PLC
4.50%, 08/15/2030 (B)	1,369,000	1,131,323
5.50%, 05/15/2029 (B)	7,269,000	6,605,486

		39,805,221

Diversified Telecommunication Services - 3.3%
Frontier Communications Holdings LLC
5.00%, 05/01/2028 (B)	1,852,000	1,625,436
6.00%, 01/15/2030 (A) (B)	2,433,000	1,902,606
6.75%, 05/01/2029 (B)	4,606,000	3,782,632
Hughes Satellite Systems Corp. 6.63%, 08/01/2026	3,959,000	3,729,378
Iliad Holding SASU
6.50%, 10/15/2026 (B)	2,271,000	2,103,219
7.00%, 10/15/2028 (B)	3,706,000	3,353,930

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Intelsat Jackson Holdings SA 8.50%, 10/15/2024 (B) (G) (H) (I)	$ 3,274,000	$ 0
Level 3 Financing, Inc.
3.63%, 01/15/2029 (B)	4,524,000	3,449,550
3.75%, 07/15/2029 (B)	1,518,000	1,153,285
4.25%, 07/01/2028 (B)	3,398,000	2,803,350
Lumen Technologies, Inc.
4.50%, 01/15/2029 (B)	3,144,000	2,216,371
5.13%, 12/15/2026 (A) (B)	5,840,000	5,007,800
5.38%, 06/15/2029 (B)	5,213,000	3,828,375
Telecom Italia Capital SA
6.00%, 09/30/2034	2,206,000	1,609,784
6.38%, 11/15/2033	2,243,000	1,749,562

		38,315,278

Electric Utilities - 1.0%
Elwood Energy LLC 8.16%, 07/05/2026	1,907,150	1,869,007
NRG Energy, Inc.
3.38%, 02/15/2029 (B)	1,599,000	1,332,944
3.88%, 02/15/2032 (B)	1,461,000	1,151,925
Vistra Operations Co. LLC
4.38%, 05/01/2029 (B)	3,383,000	2,893,395
5.00%, 07/31/2027 (B)	4,312,000	3,977,820
5.63%, 02/15/2027 (B)	611,000	582,454

		11,807,545

Electronic Equipment, Instruments & Components - 0.3%
Sensata Technologies BV 4.00%, 04/15/2029 (B)	2,530,000	2,130,766
Sensata Technologies, Inc.
3.75%, 02/15/2031 (B)	667,000	531,099
4.38%, 02/15/2030 (B)	1,069,000	919,564

		3,581,429

Energy Equipment & Services - 1.3%
Archrock Partners LP / Archrock Partners Finance Corp. 6.25%, 04/01/2028 (B)	3,967,000	3,688,913
CSI Compressco LP / CSI Compressco Finance, Inc.
7.50%, 04/01/2025 (A) (B)	431,000	385,613
7.50%, 04/01/2025 (B)	1,546,000	1,383,195
PIK Rate 3.50%, Cash Rate 7.25%, 04/01/2026 (B) (F)	3,997,963	3,513,668
Sunnova Energy Corp. 5.88%, 09/01/2026 (A) (B)	2,922,000	2,571,360
USA Compression Partners LP / USA Compression Finance Corp. 6.88%, 09/01/2027	3,259,000	3,112,345

		14,655,094

Entertainment - 0.9%
Carnival Holdings Bermuda Ltd. 10.38%, 05/01/2028 (B)	1,225,000	1,243,008
CDI Escrow Issuer, Inc. 5.75%, 04/01/2030 (B)	3,778,000	3,409,683
Netflix, Inc.
4.88%, 04/15/2028	2,997,000	2,856,793
4.88%, 06/15/2030 (B)	1,249,000	1,156,558
5.38%, 11/15/2029 (B)	984,000	937,260

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Entertainment (continued)
Scientific Games Holdings LP / Scientific Games US FinCo, Inc. 6.63%, 03/01/2030 (B)	$ 775,000	$ 666,011

		10,269,313

Equity Real Estate Investment Trusts - 2.9%
HAT Holdings I LLC / HAT Holdings II LLC
3.38%, 06/15/2026 (B)	4,945,000	4,040,757
6.00%, 04/15/2025 (B)	1,212,000	1,155,436
Iron Mountain Information Management Services, Inc. 5.00%, 07/15/2032 (B)	2,443,000	2,014,742
Iron Mountain, Inc.
4.50%, 02/15/2031 (B)	881,000	717,676
5.25%, 03/15/2028 (B)	4,992,000	4,592,640
iStar, Inc. 5.50%, 02/15/2026	5,248,000	5,232,886
MPT Operating Partnership LP / MPT Finance Corp. 3.50%, 03/15/2031	4,019,000	2,764,549
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer
5.88%, 10/01/2028 (B)	1,350,000	1,218,375
7.50%, 06/01/2025 (B)	3,573,000	3,595,117
SBA Communications Corp.
3.13%, 02/01/2029	3,735,000	3,025,350
3.88%, 02/15/2027	1,912,000	1,725,685
VICI Properties LP / VICI Note Co., Inc.
3.88%, 02/15/2029 (B)	1,731,000	1,458,509
4.63%, 06/15/2025 (B)	1,364,000	1,279,527
5.75%, 02/01/2027 (B)	1,358,000	1,282,930

		34,104,179

Food & Staples Retailing - 1.1%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP
3.25%, 03/15/2026 (B)	1,240,000	1,112,801
3.50%, 03/15/2029 (B)	4,595,000	3,775,252
4.63%, 01/15/2027 (B)	2,571,000	2,382,571
7.50%, 03/15/2026 (B)	1,067,000	1,093,675
Rite Aid Corp.
7.50%, 07/01/2025 (B)	3,441,000	2,397,172
8.00%, 11/15/2026 (A) (B)	3,055,000	1,978,479

		12,739,950

Food Products - 2.6%
Darling Ingredients, Inc. 6.00%, 06/15/2030 (B)	684,000	658,288
Kraft Heinz Foods Co.
4.88%, 10/01/2049	1,930,000	1,603,333
5.00%, 07/15/2035 - 06/04/2042	8,174,000	7,325,484
6.88%, 01/26/2039	1,374,000	1,410,839
Pilgrim’s Pride Corp.
3.50%, 03/01/2032 (B)	2,870,000	2,202,036
5.88%, 09/30/2027 (B)	6,358,000	6,214,564
Post Holdings, Inc.
4.50%, 09/15/2031 (B)	2,950,000	2,440,240
4.63%, 04/15/2030 (B)	1,647,000	1,385,272
5.50%, 12/15/2029 (B)	6,759,000	6,082,559

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Post Holdings, Inc. (continued)
5.63%, 01/15/2028 (B)	$ 1,347,000	$ 1,259,310

		30,581,925

Health Care Equipment & Supplies - 0.4%
Medline Borrower LP 3.88%, 04/01/2029 (B)	5,315,000	4,358,300

Health Care Providers & Services - 5.6%
Acadia Healthcare Co., Inc. 5.00%, 04/15/2029 (B)	4,502,000	4,030,206
AdaptHealth LLC
4.63%, 08/01/2029 (B)	705,000	594,614
5.13%, 03/01/2030 (A) (B)	973,000	844,078
6.13%, 08/01/2028 (B)	3,972,000	3,673,802
Centene Corp.
3.38%, 02/15/2030	387,000	321,287
4.25%, 12/15/2027	1,538,000	1,420,728
4.63%, 12/15/2029	790,000	716,017
CHS / Community Health Systems, Inc.
5.25%, 05/15/2030 (B)	3,807,000	2,636,347
6.88%, 04/15/2029 (B)	674,000	271,217
8.00%, 03/15/2026 (B)	5,683,000	4,901,587
DaVita, Inc.
3.75%, 02/15/2031 (B)	6,361,000	4,622,857
4.63%, 06/01/2030 (B)	4,139,000	3,226,868
Encompass Health Corp.
4.50%, 02/01/2028	1,686,000	1,508,801
4.63%, 04/01/2031	638,000	532,398
4.75%, 02/01/2030	927,000	786,263
5.75%, 09/15/2025	4,174,000	4,134,166
HCA, Inc.
5.38%, 02/01/2025	3,103,000	3,062,911
5.88%, 02/15/2026 - 02/01/2029	7,853,000	7,746,398
7.50%, 11/06/2033	441,000	440,199
Molina Healthcare, Inc. 4.38%, 06/15/2028 (B)	4,554,000	4,084,300
Tenet Healthcare Corp.
4.25%, 06/01/2029 (B)	3,886,000	3,273,955
4.88%, 01/01/2026 (B)	1,897,000	1,787,923
5.13%, 11/01/2027 (B)	2,487,000	2,291,149
6.13%, 10/01/2028 - 06/15/2030 (B)	9,434,000	8,358,173

		65,266,244

Hotels, Restaurants & Leisure - 7.6%
1011778 BC ULC / New Red Finance, Inc.
3.88%, 01/15/2028 (B)	2,008,000	1,767,241
4.00%, 10/15/2030 (B)	3,173,000	2,570,130
Boyd Gaming Corp. 4.75%, 06/15/2031 (B)	910,000	770,497
Boyne USA, Inc. 4.75%, 05/15/2029 (B)	4,440,000	3,885,000
Caesars Entertainment, Inc.
4.63%, 10/15/2029 (A) (B)	4,807,000	3,835,112
6.25%, 07/01/2025 (B)	2,172,000	2,108,233
Carnival Corp.
6.00%, 05/01/2029 (B)	3,225,000	2,139,038
7.63%, 03/01/2026 (A) (B)	1,588,000	1,194,097
10.50%, 02/01/2026 (B)	1,638,000	1,605,174

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Carnival Corp. (continued)
10.50%, 06/01/2030 (A) (B)	$ 2,701,000	$ 2,095,112
Hilton Domestic Operating Co., Inc.
4.88%, 01/15/2030	3,109,000	2,774,782
5.75%, 05/01/2028 (B)	493,000	475,289
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Escrow, Inc.
4.88%, 07/01/2031 (B)	5,142,000	4,201,734
5.00%, 06/01/2029 (B)	1,165,000	996,541
International Game Technology PLC
4.13%, 04/15/2026 (B)	1,429,000	1,326,112
5.25%, 01/15/2029 (B)	780,000	715,767
6.25%, 01/15/2027 (B)	1,213,000	1,201,792
6.50%, 02/15/2025 (B)	2,272,000	2,272,000
Lions Gate Capital Holdings LLC 5.50%, 04/15/2029 (B)	3,305,000	2,511,899
MGM Resorts International
4.63%, 09/01/2026	942,000	859,575
4.75%, 10/15/2028 (A)	2,858,000	2,477,979
5.50%, 04/15/2027	4,203,000	3,898,325
5.75%, 06/15/2025	3,215,000	3,129,063
6.75%, 05/01/2025	995,000	984,881
NCL Corp. Ltd. 5.88%, 03/15/2026 - 02/15/2027 (B)	7,783,000	6,504,181
Royal Caribbean Cruises Ltd.
4.25%, 07/01/2026 (A) (B)	1,192,000	941,680
5.38%, 07/15/2027 (A) (B)	2,377,000	1,867,466
5.50%, 04/01/2028 (A) (B)	1,904,000	1,466,080
8.25%, 01/15/2029 (B)	341,000	339,883
11.50%, 06/01/2025 (B)	861,000	927,271
11.63%, 08/15/2027 (B)	700,000	680,540
Scientific Games International, Inc. 7.00%, 05/15/2028 (B)	3,390,000	3,280,605
Station Casinos LLC 4.50%, 02/15/2028 (B)	5,333,000	4,548,619
Travel & Leisure Co.
4.50%, 12/01/2029 (B)	3,812,000	3,106,780
5.65%, 04/01/2024	2,062,000	2,028,205
6.00%, 04/01/2027	4,641,000	4,304,467
Viking Cruises Ltd.
5.88%, 09/15/2027 (A) (B)	5,359,000	4,234,338
6.25%, 05/15/2025 (B)	4,052,000	3,548,171
7.00%, 02/15/2029 (A) (B)	1,701,000	1,350,356

		88,924,015

Household Durables - 1.1%
Beazer Homes USA, Inc.
5.88%, 10/15/2027	2,476,000	2,066,717
6.75%, 03/15/2025	3,196,000	2,943,482
7.25%, 10/15/2029 (A)	3,316,000	2,765,710
Century Communities, Inc. 6.75%, 06/01/2027	1,598,000	1,525,678
KB Home 7.25%, 07/15/2030	1,840,000	1,699,700
Meritage Homes Corp. 6.00%, 06/01/2025	2,124,000	2,063,171

		13,064,458

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Household Products - 0.7%
Central Garden & Pet Co. 4.13%, 04/30/2031 (B)	$ 3,119,000	$ 2,588,770
Energizer Holdings, Inc. 6.50%, 12/31/2027 (B)	2,489,000	2,277,311
Spectrum Brands, Inc. 3.88%, 03/15/2031 (B)	4,084,000	3,011,950

		7,878,031

Independent Power & Renewable Electricity Producers - 1.2%
Calpine Corp.
3.75%, 03/01/2031 (B)	3,671,000	3,009,143
4.50%, 02/15/2028 (B)	2,830,000	2,540,829
5.00%, 02/01/2031 (B)	1,198,000	1,011,769
5.13%, 03/15/2028 (B)	2,084,000	1,847,221
5.25%, 06/01/2026 (B)	1,526,000	1,452,311
Clearway Energy Operating LLC
3.75%, 02/15/2031 (A) (B)	2,217,000	1,851,195
4.75%, 03/15/2028 (B)	2,443,000	2,263,101

		13,975,569

Insurance - 1.6%
Global Atlantic Finance Co. Fixed until 07/15/2026, 4.70% (D), 10/15/2051 (A) (B)	3,645,000	2,684,890
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 5.03% (D), 02/12/2067 (B)	5,077,000	4,201,165
Lincoln National Corp. 3-Month LIBOR + 2.36%, 5.30% (D), 05/17/2066	9,387,000	7,251,845
Ohio National Financial Services, Inc. 6.05%, 01/24/2030 (B)	5,541,000	4,993,704

		19,131,604

IT Services - 1.0%
Conduent Business Services LLC / Conduent State & Local Solutions, Inc. 6.00%, 11/01/2029 (B)	4,062,000	3,330,840
Gartner, Inc.
3.63%, 06/15/2029 (B)	326,000	277,915
3.75%, 10/01/2030 (B)	1,745,000	1,466,569
4.50%, 07/01/2028 (B)	3,333,000	3,088,791
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (A) (B)	5,748,000	3,795,763

		11,959,878

Leisure Products - 0.2%
Mattel, Inc. 5.45%, 11/01/2041	2,583,000	2,007,147

Life Sciences Tools & Services - 0.1%
Charles River Laboratories International, Inc.
3.75%, 03/15/2029 (A) (B)	660,000	568,306
4.00%, 03/15/2031 (A) (B)	660,000	555,210

		1,123,516

Machinery - 1.9%
Allison Transmission, Inc. 3.75%, 01/30/2031 (B)	2,792,000	2,225,280
Madison IAQ LLC
4.13%, 06/30/2028 (A) (B)	2,453,000	2,036,286

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Machinery (continued)
Madison IAQ LLC (continued)
5.88%, 06/30/2029 (B)	$ 767,000	$ 524,068
Smyrna Ready Mix Concrete LLC 6.00%, 11/01/2028 (B)	7,129,000	6,059,241
SPX FLOW, Inc. 8.75%, 04/01/2030 (A) (B)	5,281,000	4,277,610
Vertiv Group Corp. 4.13%, 11/15/2028 (A) (B)	3,399,000	2,956,722
Wabash National Corp. 4.50%, 10/15/2028 (B)	4,877,000	4,099,814

		22,179,021

Media - 10.8%
Adelphia Communications Corp.
9.25%, 10/01/2049 (G) (I)	1,305,000	91
10.25%, 06/15/2049 - 11/01/2049 (G) (I) (J)	1,460,000	102
Arches Buyer, Inc.
4.25%, 06/01/2028 (B)	3,814,000	3,128,853
6.13%, 12/01/2028 (A) (B)	2,463,000	1,898,431
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25%, 02/01/2031 - 01/15/2034 (B)	5,545,000	4,227,071
4.50%, 08/15/2030 (B)	4,451,000	3,642,609
4.50%, 05/01/2032	3,975,000	3,121,353
4.75%, 03/01/2030 (B)	5,769,000	4,848,268
4.75%, 02/01/2032 (A) (B)	1,925,000	1,540,091
5.00%, 02/01/2028 (B)	4,251,000	3,857,783
5.38%, 06/01/2029 (B)	1,794,000	1,599,817
Clear Channel Outdoor Holdings, Inc.
5.13%, 08/15/2027 (B)	5,106,000	4,570,891
7.50%, 06/01/2029 (A) (B)	1,668,000	1,315,802
7.75%, 04/15/2028 (A) (B)	1,123,000	923,005
CSC Holdings LLC
4.50%, 11/15/2031 (B)	1,778,000	1,388,174
4.63%, 12/01/2030 (B)	842,000	606,048
5.00%, 11/15/2031 (B)	1,505,000	1,076,075
5.38%, 02/01/2028 (A) (B)	1,942,000	1,783,242
5.75%, 01/15/2030 (B)	9,448,000	7,307,083
6.50%, 02/01/2029 (B)	2,516,000	2,371,330
7.50%, 04/01/2028 (B)	2,569,000	2,225,705
Diamond Sports Group LLC / Diamond Sports Finance Co.
5.38%, 08/15/2026 (B)	10,476,000	2,095,200
6.63%, 08/15/2027 (B)	609,000	29,689
Directv Financing LLC / Directv Financing Co-Obligor, Inc. 5.88%, 08/15/2027 (B)	5,951,000	5,359,619
DISH DBS Corp.
5.00%, 03/15/2023	1,612,000	1,592,011
5.25%, 12/01/2026 (B)	2,989,000	2,586,382
5.75%, 12/01/2028 (B)	3,059,000	2,472,513
7.38%, 07/01/2028	2,449,000	1,861,240
7.75%, 07/01/2026	2,590,000	2,185,416
Gray Escrow II, Inc. 5.38%, 11/15/2031 (B)	3,894,000	3,124,935
Gray Television, Inc.
4.75%, 10/15/2030 (B)	4,827,000	3,813,330
7.00%, 05/15/2027 (A) (B)	4,283,000	4,111,680

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
iHeartCommunications, Inc.
6.38%, 05/01/2026	$ 1,873,000	$ 1,784,937
8.38%, 05/01/2027 (A)	4,588,759	4,122,048
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027 (B)	5,563,000	5,187,831
Sinclair Television Group, Inc. 5.50%, 03/01/2030 (A) (B)	5,395,000	4,035,936
Sirius XM Radio, Inc.
4.13%, 07/01/2030 (B)	2,064,000	1,682,325
5.00%, 08/01/2027 (B)	250,000	230,000
5.50%, 07/01/2029 (B)	2,467,000	2,258,785
TEGNA, Inc.
4.63%, 03/15/2028	2,359,000	2,245,461
4.75%, 03/15/2026 (B)	1,223,000	1,188,582
Univision Communications, Inc. 6.63%, 06/01/2027 (B)	4,399,000	4,344,013
UPC Broadband Finco BV 4.88%, 07/15/2031 (B)	3,157,000	2,617,753
UPC Holding BV 5.50%, 01/15/2028 (B)	2,314,000	2,030,981
Virgin Media Finance PLC 5.00%, 07/15/2030 (B)	3,549,000	2,844,125
VZ Secured Financing BV 5.00%, 01/15/2032 (B)	10,109,000	8,112,473
Ziggo Bond Co. BV 6.00%, 01/15/2027 (B)	2,487,000	2,238,182

		125,587,271

Metals & Mining - 3.9%
Big River Steel LLC / BRS Finance Corp. 6.63%, 01/31/2029 (B)	2,078,000	1,954,265
Constellium SE
5.63%, 06/15/2028 (A) (B)	6,339,000	5,562,452
5.88%, 02/15/2026 (B)	6,910,000	6,432,934
FMG Resources August Pty. Ltd. 5.88%, 04/15/2030 (B)	4,672,000	4,146,400
Freeport-McMoRan, Inc.
4.13%, 03/01/2028	2,057,000	1,845,651
4.25%, 03/01/2030	1,417,000	1,240,300
4.38%, 08/01/2028	4,277,000	3,859,178
4.63%, 08/01/2030	1,027,000	907,973
5.45%, 03/15/2043	2,827,000	2,326,904
Mineral Resources Ltd.
8.13%, 05/01/2027 (B)	4,307,000	4,285,465
8.50%, 05/01/2030 (B)	4,878,000	4,800,242
New Gold, Inc. 7.50%, 07/15/2027 (B)	5,832,000	4,973,449
Novelis Corp.
3.25%, 11/15/2026 (B)	595,000	520,645
3.88%, 08/15/2031 (B)	612,000	474,123
4.75%, 01/30/2030 (B)	1,977,000	1,700,971

		45,030,952

Oil, Gas & Consumable Fuels - 11.4%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.38%, 06/15/2029 (B)	3,410,000	3,107,363
7.88%, 05/15/2026 (B)	3,536,000	3,606,720
Antero Resources Corp. 8.38%, 07/15/2026 (B)	874,000	925,317

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Callon Petroleum Co.
6.38%, 07/01/2026 (A)	$ 1,021,000	$ 980,059
7.50%, 06/15/2030 (B)	2,036,000	1,934,200
8.00%, 08/01/2028 (B)	813,000	810,000
8.25%, 07/15/2025	4,645,000	4,632,911
Cheniere Energy Partners LP 4.00%, 03/01/2031	4,372,000	3,685,968
Cheniere Energy, Inc. 4.63%, 10/15/2028	1,621,000	1,493,054
Chord Energy Corp. 6.38%, 06/01/2026 (B)	3,432,000	3,352,721
Civitas Resources, Inc. 5.00%, 10/15/2026 (B)	2,080,000	1,914,515
Comstock Resources, Inc. 5.88%, 01/15/2030 (B)	3,059,000	2,760,503
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 8.00%, 04/01/2029 (B)	5,557,000	5,557,000
CrownRock LP / CrownRock Finance, Inc.
5.00%, 05/01/2029 (B)	223,000	202,579
5.63%, 10/15/2025 (B)	6,411,000	6,200,719
DCP Midstream LP Fixed until 12/15/2022 (C), 7.38% (D)	3,581,000	3,527,484
DCP Midstream Operating LP 5.38%, 07/15/2025	4,083,000	3,992,664
DT Midstream, Inc.
4.13%, 06/15/2029 (B)	2,010,000	1,737,645
4.38%, 06/15/2031 (B)	535,000	452,765
eG Global Finance PLC
6.75%, 02/07/2025 (B)	3,832,000	3,448,800
8.50%, 10/30/2025 (B)	368,000	339,924
EQM Midstream Partners LP
6.00%, 07/01/2025 (B)	554,000	540,820
6.50%, 07/01/2027 (B)	1,538,000	1,499,550
Hess Midstream Operations LP
4.25%, 02/15/2030 (B)	272,000	232,601
5.13%, 06/15/2028 (A) (B)	3,131,000	2,880,520
Holly Energy Partners LP / Holly Energy Finance Corp. 6.38%, 04/15/2027 (B)	2,913,000	2,803,662
Ithaca Energy North Sea PLC 9.00%, 07/15/2026 (B)	4,500,000	4,442,310
Kinder Morgan, Inc. 8.05%, 10/15/2030	2,486,000	2,642,614
Moss Creek Resources Holdings, Inc. 7.50%, 01/15/2026 (B)	853,000	780,688
NuStar Logistics LP
5.63%, 04/28/2027	3,359,000	3,116,497
5.75%, 10/01/2025	944,000	910,739
6.00%, 06/01/2026	531,000	514,858
Occidental Petroleum Corp.
6.13%, 01/01/2031 (A)	871,000	875,372
6.20%, 03/15/2040	2,345,000	2,255,984
6.45%, 09/15/2036	6,446,000	6,405,712
6.60%, 03/15/2046	860,000	847,100
6.63%, 09/01/2030	2,228,000	2,317,243
7.15%, 05/15/2028	4,012,000	4,091,518

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Parkland Corp.
4.50%, 10/01/2029 (B)	$ 1,499,000	$ 1,262,128
4.63%, 05/01/2030 (B)	855,000	711,202
5.88%, 07/15/2027 (B)	2,354,000	2,211,824
PDC Energy, Inc. 6.13%, 09/15/2024	2,602,000	2,576,181
SM Energy Co.
6.50%, 07/15/2028 (A)	512,000	496,640
6.63%, 01/15/2027 (A)	2,965,000	2,905,700
6.75%, 09/15/2026	3,319,000	3,269,215
Southwestern Energy Co.
4.75%, 02/01/2032	1,410,000	1,217,112
5.38%, 03/15/2030	1,857,000	1,717,725
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75%, 04/15/2025	4,578,000	3,834,075
8.50%, 10/15/2026 (B)	1,675,000	1,608,000
Summit Midstream Partners LP Fixed until 12/15/2022 (C), 9.50% (D)	4,423,000	3,129,272
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
4.00%, 01/15/2032	2,747,000	2,258,522
4.88%, 02/01/2031	3,857,000	3,398,306
5.00%, 01/15/2028	3,140,000	2,895,439
5.50%, 03/01/2030	2,086,000	1,925,649
Western Midstream Operating LP
5.30%, 03/01/2048	4,085,000	3,298,637
5.45%, 04/01/2044	2,246,000	1,822,836

		132,359,162

Paper & Forest Products - 0.6%
Domtar Corp. 6.75%, 10/01/2028 (B)	3,785,000	3,216,271
Glatfelter Corp. 4.75%, 11/15/2029 (A) (B)	6,159,000	3,966,581

		7,182,852

Personal Products - 0.4%
Coty, Inc.
5.00%, 04/15/2026 (B)	2,265,000	2,133,086
6.50%, 04/15/2026 (A) (B)	3,142,000	2,990,485

		5,123,571

Pharmaceuticals - 1.5%
Bausch Health Americas, Inc.
8.50%, 01/31/2027 (B)	3,188,000	1,377,202
9.25%, 04/01/2026 (A) (B)	1,637,000	946,366
Bausch Health Cos., Inc.
5.00%, 01/30/2028 - 02/15/2029 (B)	2,008,000	782,270
5.25%, 01/30/2030 (B)	1,394,000	540,175
5.50%, 11/01/2025 (B)	1,346,000	1,080,165
7.00%, 01/15/2028 (B)	3,255,000	1,302,000
9.00%, 12/15/2025 (A) (B)	1,353,000	870,020
Endo Luxembourg Finance Co. I SARL / Endo US, Inc. 6.13%, 04/01/2029 (B)	3,300,000	2,493,027
Organon & Co. / Organon Foreign Debt Co-Issuer BV
4.13%, 04/30/2028 (B)	2,786,000	2,453,964
5.13%, 04/30/2031 (B)	1,694,000	1,438,663

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Par Pharmaceutical, Inc. 7.50%, 04/01/2027 (B)	$ 4,763,000	$ 3,640,894

		16,924,746

Real Estate Management & Development - 0.2%
Cushman & Wakefield US Borrower LLC 6.75%, 05/15/2028 (B)	2,676,000	2,548,944

Road & Rail - 1.2%
Hertz Corp.
4.63%, 12/01/2026 (B)	593,000	505,532
5.00%, 12/01/2029 (B)	3,757,000	2,976,108
Uber Technologies, Inc.
4.50%, 08/15/2029 (B)	3,022,000	2,596,049
7.50%, 09/15/2027 (B)	4,966,000	4,955,671
8.00%, 11/01/2026 (B)	3,386,000	3,411,395

		14,444,755

Software - 1.4%
Crowdstrike Holdings, Inc. 3.00%, 02/15/2029 (A)	4,095,000	3,451,852
Helios Software Holdings, Inc. / ION Corp. Solutions Finance SARL 4.63%, 05/01/2028 (B)	5,217,000	4,027,315
NCR Corp.
5.00%, 10/01/2028 (B)	1,266,000	1,063,826
5.13%, 04/15/2029 (B)	3,366,000	2,825,161
5.25%, 10/01/2030 (B)	1,709,000	1,380,018
5.75%, 09/01/2027 (B)	1,278,000	1,233,270
6.13%, 09/01/2029 (A) (B)	2,085,000	1,987,243

		15,968,685

Specialty Retail - 1.0%
Bath & Body Works, Inc.
5.25%, 02/01/2028	743,000	657,184
6.75%, 07/01/2036	1,960,000	1,619,450
6.88%, 11/01/2035	1,468,000	1,236,790
7.50%, 06/15/2029 (A)	3,085,000	2,916,844
9.38%, 07/01/2025 (A) (B)	522,000	541,575
Gap, Inc. 3.88%, 10/01/2031 (A) (B)	696,000	480,240
Staples, Inc. 7.50%, 04/15/2026 (B)	5,296,000	4,600,000

		12,052,083

Technology Hardware, Storage & Peripherals - 0.3%
Western Digital Corp. 4.75%, 02/15/2026	3,292,000	3,058,877

Trading Companies & Distributors - 1.4%
Boise Cascade Co. 4.88%, 07/01/2030 (B)	4,950,000	4,140,824
Herc Holdings, Inc. 5.50%, 07/15/2027 (B)	6,775,000	6,402,375
United Rentals North America, Inc.
3.75%, 01/15/2032	2,679,000	2,169,990
4.00%, 07/15/2030	3,533,000	3,007,502

		15,720,691

Wireless Telecommunication Services - 1.4%
Altice France SA
5.13%, 07/15/2029 (B)	506,000	381,106

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services (continued)
Altice France SA (continued)
5.50%, 10/15/2029 (B)	$ 3,432,000	$ 2,616,900
8.13%, 02/01/2027 (B)	2,933,000	2,687,361
Sprint Corp. 7.63%, 03/01/2026	1,427,000	1,489,431
T-Mobile USA, Inc.
2.25%, 02/15/2026	1,052,000	946,832
2.63%, 02/15/2029	1,110,000	919,656
2.88%, 02/15/2031	1,127,000	909,647
3.38%, 04/15/2029	3,160,000	2,738,124
Vmed O2 Financing I PLC
4.25%, 01/31/2031 (B)	2,322,000	1,847,670
4.75%, 07/15/2031 (B)	2,529,000	2,051,424

		16,588,151

Total Corporate Debt Securities (Cost $1,285,396,035)		1,091,605,017

LOAN ASSIGNMENTS - 0.6%
Communications Equipment - 0.3%
Avaya, Inc.
Term Loan B,
1-Month LIBOR + 4.25%, 7.66% (D), 12/15/2027 (E)	5,009,865	2,354,637
Term Loan B2,
1-Month LIBOR + 4.00%, 7.41% (D), 12/15/2027 (E)	2,625,000	1,227,187

		3,581,824

Diversified Telecommunication Services - 0.3%
Zayo Group Holdings, Inc. Term Loan, 1-Month LIBOR + 3.00%, 6.75% (D), 03/09/2027	4,476,329	3,601,207

Total Loan Assignments (Cost $12,051,635)		7,183,031

	Shares	Value
COMMON STOCKS - 0.1%
Diversified Telecommunication Services - 0.1%
Intelsat SA (G) (I) (K)	31,634	822,484

Electric Utilities - 0.0% (L)
Homer City Generation LLC (G) (I) (K)	270,659	2,706

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 0.0% (L)
Ultra Resources, Inc. (G) (H) (I) (K)	3,226	$ 0

Software - 0.0% (L)
ASG WT Corp. (G) (I) (K)	1,265	124,008

Total Common Stocks (Cost $16,880,061)		949,198

WARRANT - 0.0% (L)
Construction & Engineering - 0.0%
Abengoa Abenewco 2 SA, (B) (F) (G) (H) (I) (K) (M) Exercise Price $0.00, Expiration Date 10/26/2024	2,023,470	0

Total Warrant (Cost $290,101)		0

OTHER INVESTMENT COMPANY - 8.3%
Securities Lending Collateral - 8.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (N)	97,471,528	97,471,528

Total Other Investment Company (Cost $97,471,528)		97,471,528

	Principal	Value
REPURCHASE AGREEMENT - 1.7%
Fixed Income Clearing Corp., 1.10% (N), dated 10/31/2022, to be repurchased at $19,551,949 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.30%, due 04/27/2023, and with a value of $19,942,385.	$19,551,351	19,551,351

Total Repurchase Agreement (Cost $19,551,351)		19,551,351

Total Investments (Cost $1,431,640,711)		1,216,760,125
Net Other Assets (Liabilities) - (4.3)%		(50,463,107)

Net Assets - 100.0%		$1,166,297,018

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

INVESTMENT VALUATION:

Valuation Inputs (O)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (P)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$1,091,604,824	$193	$1,091,605,017
Loan Assignments	—	7,183,031	—	7,183,031
Common Stocks	—	—	949,198	949,198
Warrant	—	—	0	0
Other Investment Company	97,471,528	—	—	97,471,528
Repurchase Agreement	—	19,551,351	—	19,551,351

Total Investments	$97,471,528	$1,118,339,206	$949,391	$1,216,760,125

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Warrant (M)	$—	$—	$0	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $98,760,941, collateralized by cash collateral of $97,471,528 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $3,390,953. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the total value of 144A securities is $775,532,584, representing 66.5% of the Fund’s net assets.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	Floating or variable rate securities. The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	Restricted securities. At October 31, 2022, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Avaya, Inc. 6.13%, 09/15/2028	09/11/2020 - 09/27/2021	$7,334,695	$3,003,582	0.3%

Loan Assignments	Avaya, Inc. Term Loan B 1-Month LIBOR + 4.25%, 7.66%, 12/15/2027	09/25/2020	5,017,356	2,354,637	0.2

Loan Assignments	Avaya, Inc. Term Loan B2 1-Month LIBOR + 4.00%, 7.41%, 12/15/2027	02/17/2021	2,625,000	1,227,187	0.1

Total			$14,977,051	$6,585,406	0.6%

(F)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.
(G)	Securities are Level 3 of the fair value hierarchy.
(H)	Securities deemed worthless.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(I)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2022, the total value of securities is $949,391, representing 0.1% of the Fund’s net assets.
(J)	Escrow position. Position represents remaining escrow balance expected to be received upon finalization of restructuring.
(K)	Non-income producing securities.
(L)	Percentage rounds to less than 0.1% or (0.1)%.
(M)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs. As of prior reporting period, the security utilized significant observable inputs.
(N)	Rates disclosed reflect the yields at October 31, 2022.
(O)	The Fund recognized transfers in and out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(P)	Level 3 securities were not considered significant to the Fund.

PORTFOLIO ABBREVIATION:

LIBOR	London Interbank Offered Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Yield ESG

(unaudited)

MARKET ENVIRONMENT

The macroeconomic story of the fiscal year ended October 31, 2022, was persistently high inflation and the efforts of the U.S. Federal Reserve (“Fed”) to tame it. Despite fears of new shutdowns and further restrictions following the discovery of the COVID-19 omicron variant in November 2021, the Fed was undeterred from formally announcing its plans to accelerate tapering of Treasury and Agency purchases in December 2021 and ending them entirely in March 2022.

By April 2022, the omicron variant had ceded headlines to the stinging inflation story, hawkish Fed and Russia-Ukraine war. There was also a brief inversion of the U.S. Treasury yield curve, signaling we are firmly in a late-cycle economy and fueling concerns of an impending recession. Rapidly rising inflation and other macro and geopolitical headwinds contributed to exceptional volatility in fixed income markets throughout the fiscal year.

Broad underlying price pressures continued to point to hawkishness by the Fed. After already hiking rates at the prior four meetings, the Federal Open Market Committee (“FOMC”) again raised the fed funds rate by 75 basis points at its September 2022 meeting, bringing the target range to 3.00% to 3.25%. At the end of the period, the median dot plot expectation for the end of 2022 fed funds rate was 4.4%.

Employment reports showed continuing strength in the labor market throughout the fiscal year as payrolls grew, pushing the unemployment rate down. Importantly, the labor force participation rate continued to climb higher mid-year as people moved off the sidelines and re-engaged in the labor market. By the close of the fiscal year, the unemployment rate had fallen to 3.5%. However, the labor force participation rate fell, indicating the pace of job growth has been slowing as the economy inches toward cooling.

The close of the fiscal year saw U.S. Gross Domestic Product increase at a stronger-than-expected annualized rate of 2.6%. This increase was largely driven by a 2.8 percentage point contribution from net exports—its largest contribution in over 40 years.

PERFORMANCE

For the year ended October 31, 2022, Transamerica High Yield ESG (Class I) returned -11.73%. By comparison, its benchmark, the Bloomberg US Corporate High Yield 2% Issuer Capped Index, returned -11.76%.

STRATEGY REVIEW

By rating category, the underweight to CCCs and below contributed the most. As the risk-off tone spread throughout the market, being underweight CCCs and below significantly contributed to excess returns as this segment lagged higher rating categories. The selection within CCCs and below was also advantageous. In addition, the overweight to B-rated bonds also contributed. Conversely, the selection within Bs and underweight to BBs detracted.

By sub-sector, the top three contributors included communications, consumer cyclicals and consumer non-cyclicals. The largest detractor by sub-sector was energy. Given the ESG focus, the Fund is typically significantly underweight energy. As this sector held up better than the overall high yield market during the fiscal year, the underweight detracted from returns. Other detractors included capital goods and real estate investment trusts.

With respect to positioning and themes, overweights included a number of sub-sectors within communications and basic industry, as well as certain financials and other sectors. This included media, wireless, wirelines, building materials, paper, food/beverage, banking and others. Examples of underweights included energy, certain consumer cyclicals such as retailers, gaming, leisure and restaurants, as well as transportation and others. Underweights were largely due to some idiosyncratic fundamental concerns and what were viewed as relatively unattractive valuations.

With respect to ratings allocation, the Fund maintained a modest up-in-quality bias with a focus on issuers with more favorable ESG profiles. The Fund remained underweight BB-rated credit and continued to hold a modest off-index allocation to investment grade credit. The Fund was underweight CCCs and below versus the benchmark. During the fiscal year, the sub-adviser remained focused on credit selection, as idiosyncratic situations were likely to provide the best opportunities to generate excess returns.

Kevin Bakker, CFA

Benjamin D. Miller, CFA

James K. Schaeffer, Jr.

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2022

Transamerica High Yield ESG

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	94.0%
Other Investment Company	12.0
Net Other Assets (Liabilities)	(6.0)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	6.23
Duration †	4.16

Credit Quality ‡	Percentage of Net Assets
BBB	7.8%
BB	48.1
B	33.0
CCC and Below	5.1
Not Rated	12.0
Net Other Assets (Liabilities)	(6.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2022

Transamerica High Yield ESG

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	10 Year or Since Inception	Inception Date
Class I (NAV)	(11.73)%	(3.04)%	07/31/2020
Bloomberg US Corporate High Yield 2% Issuer Capped Index (A)	(11.76)%	(0.84)%
Class I2 (NAV)	(11.31)%	(2.82)%	07/31/2020

(A) The Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Fund may also go down. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. These risks are described in more detail in the prospectus. Applying the sub-adviser’s ESG criteria to its investment analysis for the Fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and therefore the Fund may forgo some investment opportunities available to funds that do not use ESG criteria. Securities of companies with what are defined by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment. ESG ratings and assessments of issuers can vary across third party data providers.

Transamerica Funds	Annual Report 2022

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES - 94.0%
Auto Components - 2.8%
Clarios Global LP / Clarios US Finance Co.
6.25%, 05/15/2026 (A)	$30,000	$29,025
8.50%, 05/15/2027 (A) (B)	120,000	118,148
Dana, Inc.
4.50%, 02/15/2032	377,000	288,249
5.63%, 06/15/2028 (B)	274,000	247,836
Goodyear Tire & Rubber Co.
4.88%, 03/15/2027 (B)	130,000	118,300
5.00%, 07/15/2029 (B)	35,000	30,350
9.50%, 05/31/2025	18,000	18,718
Patrick Industries, Inc. 7.50%, 10/15/2027 (A) (B)	194,000	177,737

		1,028,363

Automobiles - 0.0% (C)
Ford Motor Co. 6.10%, 08/19/2032	13,000	11,934

Banks - 3.2%
Barclays PLC Fixed until 11/02/2025, 7.33% (D), 11/02/2026	200,000	199,676
Citigroup, Inc.
Fixed until 12/10/2025 (E), 4.00% (D)	318,000	268,233
Fixed until 09/12/2024 (E), 5.00% (D)	135,000	120,110
Intesa Sanpaolo SpA Fixed until 06/01/2031, 4.20% (D), 06/01/2032 (A)	600,000	405,824
JPMorgan Chase & Co. Fixed until 02/01/2025 (E), 4.60% (D)	196,000	174,910

		1,168,753

Beverages - 1.2%
Primo Water Holdings, Inc. 4.38%, 04/30/2029 (A)	520,000	439,977

Biotechnology - 0.9%
Grifols Escrow Issuer SA 4.75%, 10/15/2028 (A)	400,000	312,500

Building Products - 1.6%
Builders FirstSource, Inc.
4.25%, 02/01/2032 (A) (B)	12,000	9,602
5.00%, 03/01/2030 (A)	128,000	111,002
Cornerstone Building Brands, Inc. 6.13%, 01/15/2029 (A)	556,000	345,128
Standard Industries, Inc.
4.38%, 07/15/2030 (A)	23,000	18,688
5.00%, 02/15/2027 (A)	88,000	79,710

		564,130

Capital Markets - 2.1%
Camelot Return Merger Sub, Inc. 8.75%, 08/01/2028 (A)	253,000	210,622
LPL Holdings, Inc.
4.00%, 03/15/2029 (A)	457,000	398,865
4.63%, 11/15/2027 (A)	50,000	46,049
MSCI, Inc. 3.63%, 09/01/2030 (A)	143,000	119,491

		775,027

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chemicals - 0.4%
ASP Unifrax Holdings, Inc.
5.25%, 09/30/2028 (A)	$ 25,000	$ 19,870
7.50%, 09/30/2029 (A)	72,000	48,240
Avient Corp. 7.13%, 08/01/2030 (A)	72,000	68,852

		136,962

Commercial Services & Supplies - 4.7%
Ashtead Capital, Inc. 4.00%, 05/01/2028 (A)	400,000	351,098
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.38%, 03/01/2029 (A)	178,000	154,116
5.75%, 07/15/2027 (A) (B)	287,000	264,040
Covanta Holding Corp.
4.88%, 12/01/2029 (A)	33,000	28,098
5.00%, 09/01/2030	414,000	344,790
Garda World Security Corp.
4.63%, 02/15/2027 (A)	196,000	173,695
6.00%, 06/01/2029 (A)	76,000	59,228
Harsco Corp. 5.75%, 07/31/2027 (A)	231,000	163,929
Stericycle, Inc. 5.38%, 07/15/2024 (A)	186,000	183,210

		1,722,204

Communications Equipment - 1.9%
Avaya, Inc. 6.13%, 09/15/2028 (A)	334,000	140,938
CommScope Technologies LLC 6.00%, 06/15/2025 (A) (B)	162,000	151,065
CommScope, Inc.
4.75%, 09/01/2029 (A)	127,000	107,447
6.00%, 03/01/2026 (A)	290,000	281,886

		681,336

Construction & Engineering - 0.6%
Ashton Woods USA LLC / Ashton Woods Finance Co.
4.63%, 08/01/2029 - 04/01/2030 (A)	45,000	33,584
6.63%, 01/15/2028 (A)	200,000	170,992

		204,576

Construction Materials - 1.3%
Advanced Drainage Systems, Inc.
5.00%, 09/30/2027 (A)	480,000	445,075
6.38%, 06/15/2030 (A)	31,000	29,958

		475,033

Consumer Finance - 0.9%
Ford Motor Credit Co. LLC 4.00%, 11/13/2030	400,000	323,512

Containers & Packaging - 3.2%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 3.25%, 09/01/2028 (A)	400,000	327,962
Cascades, Inc. / Cascades USA, Inc.
5.13%, 01/15/2026 (A)	365,000	328,005
5.38%, 01/15/2028 (A)	61,000	52,170

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Containers & Packaging (continued)
Graphic Packaging International LLC
3.50%, 03/15/2028 - 03/01/2029 (A)	$ 204,000	$ 176,235
4.13%, 08/15/2024	99,000	96,462
Mauser Packaging Solutions Holding Co. 5.50%, 04/15/2024 (A)	98,000	96,040
Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer LLC 4.00%, 10/15/2027 (A)	78,000	69,615
Trident TPI Holdings, Inc. 9.25%, 08/01/2024 (A)	31,000	28,914

		1,175,403

Diversified Consumer Services - 0.2%
WW International, Inc. 4.50%, 04/15/2029 (A)	133,000	72,977

Diversified Financial Services - 1.3%
Dana Financing Luxembourg SARL 5.75%, 04/15/2025 (A)	274,000	266,423
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.25%, 10/01/2025 (A)	78,000	71,934
United Wholesale Mortgage LLC 5.50%, 11/15/2025 - 04/15/2029 (A)	146,000	121,102

		459,459

Diversified Telecommunication Services - 4.7%
Frontier Communications Holdings LLC
5.00%, 05/01/2028 (A)	156,000	136,916
6.00%, 01/15/2030 (A) (B)	117,000	91,494
8.75%, 05/15/2030 (A)	25,000	25,346
Hughes Satellite Systems Corp. 6.63%, 08/01/2026	199,000	187,458
Iliad Holding SASU 6.50%, 10/15/2026 (A)	400,000	370,448
Level 3 Financing, Inc.
3.63%, 01/15/2029 (A)	18,000	13,725
3.75%, 07/15/2029 (A)	216,000	164,104
4.25%, 07/01/2028 (A)	83,000	68,475
Lumen Technologies, Inc.
5.13%, 12/15/2026 (A) (B)	435,000	373,012
5.38%, 06/15/2029 (A)	46,000	33,782
Switch Ltd.
3.75%, 09/15/2028 (A)	75,000	75,151
4.13%, 06/15/2029 (A)	79,000	79,039
Telecom Italia Capital SA
6.00%, 09/30/2034	53,000	38,676
6.38%, 11/15/2033	19,000	14,820
Zayo Group Holdings, Inc. 4.00%, 03/01/2027 (A)	38,000	28,958

		1,701,404

Electric Utilities - 2.1%
Pattern Energy Operations LP / Pattern Energy Operations, Inc. 4.50%, 08/15/2028 (A)	831,000	745,822

Electrical Equipment - 0.1%
Atkore, Inc. 4.25%, 06/01/2031 (A)	23,000	18,688

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electronic Equipment, Instruments & Components - 0.5%
Sensata Technologies, Inc. 4.38%, 02/15/2030 (A) (B)	$ 196,000	$ 168,601

Energy Equipment & Services - 1.6%
CSI Compressco LP / CSI Compressco Finance, Inc. 7.50%, 04/01/2025 (A) (B)	88,000	78,733
Sunnova Energy Corp. 5.88%, 09/01/2026 (A) (B)	372,000	327,360
USA Compression Partners LP / USA Compression Finance Corp. 6.88%, 09/01/2027	196,000	187,180

		593,273

Entertainment - 0.3%
Netflix, Inc. 4.88%, 06/15/2030 (A) (B)	137,000	126,860

Equity Real Estate Investment Trusts - 4.5%
HAT Holdings I LLC / HAT Holdings II LLC
3.38%, 06/15/2026 (A)	282,000	230,433
3.75%, 09/15/2030 (A)	260,000	179,400
6.00%, 04/15/2025 (A)	50,000	47,667
Iron Mountain Information Management Services, Inc. 5.00%, 07/15/2032 (A)	82,000	67,625
Iron Mountain, Inc.
4.50%, 02/15/2031 (A)	15,000	12,219
5.25%, 03/15/2028 (A) (B)	420,000	386,400
iStar, Inc. 5.50%, 02/15/2026	72,000	71,793
MPT Operating Partnership LP / MPT Finance Corp. 3.50%, 03/15/2031	323,000	222,182
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 5.88%, 10/01/2028 (A)	94,000	84,835
SBA Communications Corp.
3.13%, 02/01/2029	339,000	274,590
3.88%, 02/15/2027	55,000	49,641

		1,626,785

Food & Staples Retailing - 1.0%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP 4.63%, 01/15/2027 (A)	293,000	271,526
Rite Aid Corp. 7.50%, 07/01/2025 (A)	147,000	102,408

		373,934

Food Products - 2.9%
Darling Ingredients, Inc.
5.25%, 04/15/2027 (A)	410,000	393,600
6.00%, 06/15/2030 (A)	12,000	11,549
Kraft Heinz Foods Co.
3.88%, 05/15/2027	176,000	164,819
4.88%, 10/01/2049	176,000	146,211
Post Holdings, Inc.
4.50%, 09/15/2031 (A)	27,000	22,334
4.63%, 04/15/2030 (A)	321,000	269,989

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Post Holdings, Inc. (continued)
5.50%, 12/15/2029 (A)	$ 52,000	$ 46,796

		1,055,298

Health Care Equipment & Supplies - 0.3%
Medline Borrower LP 3.88%, 04/01/2029 (A)	145,000	118,900

Health Care Providers & Services - 4.8%
Acadia Healthcare Co., Inc. 5.00%, 04/15/2029 (A)	123,000	110,110
AdaptHealth LLC
4.63%, 08/01/2029 (A)	5,000	4,217
5.13%, 03/01/2030 (A)	12,000	10,410
6.13%, 08/01/2028 (A)	240,000	221,982
DaVita, Inc.
3.75%, 02/15/2031 (A)	154,000	111,920
4.63%, 06/01/2030 (A)	147,000	114,605
Encompass Health Corp.
4.63%, 04/01/2031	5,000	4,172
4.75%, 02/01/2030 (B)	280,000	237,490
HCA, Inc.
3.50%, 09/01/2030	215,000	178,500
5.88%, 02/15/2026	166,000	164,376
Molina Healthcare, Inc. 4.38%, 06/15/2028 (A)	121,000	108,520
Tenet Healthcare Corp.
4.25%, 06/01/2029 (A)	44,000	37,070
6.13%, 10/01/2028 - 06/15/2030 (A) (B)	513,000	453,810

		1,757,182

Hotels, Restaurants & Leisure - 6.5%
1011778 BC ULC / New Red Finance, Inc. 3.88%, 01/15/2028 (A)	63,000	55,446
Boyd Gaming Corp. 4.75%, 12/01/2027 (B)	154,000	141,883
Boyne USA, Inc. 4.75%, 05/15/2029 (A)	311,000	272,125
GLP Capital LP / GLP Financing II, Inc. 5.25%, 06/01/2025	215,000	207,333
Hilton Domestic Operating Co., Inc. 4.88%, 01/15/2030	372,000	332,010
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Escrow, Inc.
4.88%, 07/01/2031 (A)	366,000	299,073
5.00%, 06/01/2029 (A)	131,000	112,057
Lions Gate Capital Holdings LLC 5.50%, 04/15/2029 (A)	133,000	101,084
NCL Corp. Ltd. 5.88%, 03/15/2026 (A)	192,000	157,200
Royal Caribbean Cruises Ltd. 4.25%, 07/01/2026 (A) (B)	14,000	11,060
Travel & Leisure Co.
4.50%, 12/01/2029 (A)	170,000	138,550
5.65%, 04/01/2024	225,000	221,313
6.60%, 10/01/2025	75,000	73,558
Viking Cruises Ltd. 6.25%, 05/15/2025 (A)	293,000	256,568

		2,379,260

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Household Durables - 2.3%
Beazer Homes USA, Inc.
6.75%, 03/15/2025	$ 12,000	$ 11,052
7.25%, 10/15/2029	145,000	120,937
KB Home
4.80%, 11/15/2029	70,000	57,140
7.25%, 07/15/2030	120,000	110,850
7.63%, 05/15/2023	196,000	196,138
Meritage Homes Corp.
5.13%, 06/06/2027	123,000	110,424
6.00%, 06/01/2025	37,000	35,940
Newell Brands, Inc. 4.88%, 06/01/2025	215,000	207,574

		850,055

Household Products - 1.3%
Central Garden & Pet Co. 4.13%, 04/30/2031 (A)	82,000	68,060
Energizer Holdings, Inc. 6.50%, 12/31/2027 (A)	300,000	274,485
Spectrum Brands, Inc. 3.88%, 03/15/2031 (A)	186,000	137,175

		479,720

Independent Power & Renewable Electricity Producers - 2.4%
Calpine Corp.
4.50%, 02/15/2028 (A)	166,000	149,038
5.00%, 02/01/2031 (A)	176,000	148,641
Clearway Energy Operating LLC
3.75%, 02/15/2031 (A)	20,000	16,700
4.75%, 03/15/2028 (A)	616,000	570,638

		885,017

Insurance - 1.4%
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 5.03% (D), 02/12/2067 (A)	117,000	96,816
Lincoln National Corp. 3-Month LIBOR + 2.36%, 5.30% (D), 05/17/2066	295,000	227,900
Ohio National Financial Services, Inc. 6.05%, 01/24/2030 (A)	200,000	180,246

		504,962

IT Services - 0.7%
Conduent Business Services LLC / Conduent State & Local Solutions, Inc. 6.00%, 11/01/2029 (A)	104,000	85,280
Gartner, Inc.
3.75%, 10/01/2030 (A) (B)	33,000	27,735
4.50%, 07/01/2028 (A)	98,000	90,819
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (A) (B)	104,000	68,678

		272,512

Leisure Products - 0.2%
Mattel, Inc.
5.45%, 11/01/2041	64,000	49,732
6.20%, 10/01/2040	7,000	5,964

		55,696

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Life Sciences Tools & Services - 0.5%
Charles River Laboratories International, Inc.
3.75%, 03/15/2029 (A) (B)	$ 152,000	$ 130,882
4.00%, 03/15/2031 (A)	52,000	43,744

		174,626

Machinery - 2.7%
Madison IAQ LLC
4.13%, 06/30/2028 (A)	266,000	220,812
5.88%, 06/30/2029 (A)	31,000	21,181
Smyrna Ready Mix Concrete LLC 6.00%, 11/01/2028 (A)	127,000	107,943
SPX FLOW, Inc. 8.75%, 04/01/2030 (A) (B)	100,000	81,000
Vertiv Group Corp. 4.13%, 11/15/2028 (A)	172,000	149,619
Wabash National Corp. 4.50%, 10/15/2028 (A)	473,000	397,624

		978,179

Media - 13.4%
Arches Buyer, Inc.
4.25%, 06/01/2028 (A)	74,000	60,707
6.13%, 12/01/2028 (A) (B)	43,000	33,144
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25%, 02/01/2031 - 01/15/2034 (A)	99,000	77,116
4.50%, 06/01/2033 (A)	40,000	30,375
4.75%, 02/01/2032 (A)	184,000	147,209
5.00%, 02/01/2028 (A)	225,000	204,187
Clear Channel Outdoor Holdings, Inc.
5.13%, 08/15/2027 (A)	244,000	218,429
7.50%, 06/01/2029 (A) (B)	20,000	15,777
7.75%, 04/15/2028 (A) (B)	67,000	55,068
CSC Holdings LLC 4.50%, 11/15/2031 (A)	400,000	312,300
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.38%, 08/15/2026 (A)	60,000	12,000
Directv Financing LLC / Directv Financing Co-Obligor, Inc. 5.88%, 08/15/2027 (A)	127,000	114,379
DISH DBS Corp.
5.25%, 12/01/2026 (A)	113,000	97,779
5.75%, 12/01/2028 (A)	39,000	31,523
7.75%, 07/01/2026	137,000	115,599
Gray Escrow II, Inc. 5.38%, 11/15/2031 (A)	48,000	38,520
Gray Television, Inc.
4.75%, 10/15/2030 (A) (B)	455,000	359,450
7.00%, 05/15/2027 (A)	184,000	176,640
iHeartCommunications, Inc.
6.38%, 05/01/2026	195,000	185,832
8.38%, 05/01/2027 (B)	133,000	119,473
LCPR Senior Secured Financing DAC
5.13%, 07/15/2029 (A)	250,000	210,625
6.75%, 10/15/2027 (A)	180,000	167,861
Nexstar Media, Inc.
4.75%, 11/01/2028 (A)	23,000	20,185
5.63%, 07/15/2027 (A)	317,000	301,058

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Sinclair Television Group, Inc. 5.50%, 03/01/2030 (A)	$ 117,000	$ 87,526
Sirius XM Radio, Inc.
3.13%, 09/01/2026 (A)	37,000	33,063
4.13%, 07/01/2030 (A)	290,000	236,373
Summer BC Bidco B LLC 5.50%, 10/31/2026 (A)	400,000	318,324
TEGNA, Inc.
4.63%, 03/15/2028 (B)	270,000	257,005
4.75%, 03/15/2026 (A)	34,000	33,043
Univision Communications, Inc.
6.63%, 06/01/2027 (A)	145,000	143,187
7.38%, 06/30/2030 (A) (B)	9,000	8,708
UPC Broadband Finco BV 4.88%, 07/15/2031 (A)	400,000	331,676
VZ Secured Financing BV 5.00%, 01/15/2032 (A)	400,000	321,000

		4,875,141

Metals & Mining - 2.4%
Big River Steel LLC / BRS Finance Corp. 6.63%, 01/31/2029 (A)	178,000	167,401
Mineral Resources Ltd.
8.13%, 05/01/2027 (A)	45,000	44,775
8.50%, 05/01/2030 (A)	140,000	137,768
New Gold, Inc. 7.50%, 07/15/2027 (A)	397,000	338,556
Novelis Corp.
3.25%, 11/15/2026 (A)	42,000	36,752
3.88%, 08/15/2031 (A)	12,000	9,297
4.75%, 01/30/2030 (A)	140,000	120,453

		855,002

Oil, Gas & Consumable Fuels - 2.0%
Cheniere Energy Partners LP 4.00%, 03/01/2031	196,000	165,245
DCP Midstream LP Fixed until 12/15/2022 (E), 7.38% (D)	53,000	52,208
DCP Midstream Operating LP 5.38%, 07/15/2025	74,000	72,363
Hess Midstream Operations LP 5.13%, 06/15/2028 (A) (B)	225,000	207,000
NuStar Logistics LP 5.63%, 04/28/2027	98,000	90,925
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 5.50%, 03/01/2030	166,000	153,239

		740,980

Paper & Forest Products - 0.3%
Glatfelter Corp. 4.75%, 11/15/2029 (A)	151,000	97,249

Personal Products - 0.4%
Coty, Inc.
5.00%, 04/15/2026 (A)	121,000	113,953
6.50%, 04/15/2026 (A) (B)	33,000	31,409

		145,362

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Real Estate Management & Development - 0.2%
Cushman & Wakefield US Borrower LLC 6.75%, 05/15/2028 (A)	$ 88,000	$ 83,822

Road & Rail - 1.6%
Hertz Corp.
4.63%, 12/01/2026 (A)	6,000	5,115
5.00%, 12/01/2029 (A)	239,000	189,324
Uber Technologies, Inc.
4.50%, 08/15/2029 (A)	146,000	125,421
6.25%, 01/15/2028 (A) (B)	5,000	4,797
8.00%, 11/01/2026 (A)	250,000	251,875

		576,532

Software - 0.8%
NCR Corp.
5.00%, 10/01/2028 (A) (B)	15,000	12,605
5.13%, 04/15/2029 (A)	40,000	33,573
5.25%, 10/01/2030 (A)	9,000	7,267
6.13%, 09/01/2029 (A) (B)	240,000	228,747

		282,192

Specialty Retail - 0.0% (C)
Gap, Inc. 3.88%, 10/01/2031 (A) (B)	8,000	5,520

Technology Hardware, Storage & Peripherals - 0.4%
Western Digital Corp. 4.75%, 02/15/2026	144,000	133,803

Trading Companies & Distributors - 2.7%
Boise Cascade Co. 4.88%, 07/01/2030 (A)	469,000	392,333
Herc Holdings, Inc. 5.50%, 07/15/2027 (A)	147,000	138,915

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Trading Companies & Distributors (continued)
United Rentals North America, Inc.
3.75%, 01/15/2032	$ 156,000	$ 126,360
4.00%, 07/15/2030	374,000	318,371

		975,979

Wireless Telecommunication Services - 2.7%
Altice France SA 5.13%, 07/15/2029 (A)	240,000	180,762
Sprint Corp. 7.88%, 09/15/2023	325,000	330,417
T-Mobile USA, Inc. 3.38%, 04/15/2029	31,000	26,861
Vmed O2 Financing I PLC 4.75%, 07/15/2031 (A)	548,000	444,516

		982,556

Total Corporate Debt Securities (Cost $37,439,869)		34,173,058

	Shares	Value
OTHER INVESTMENT COMPANY - 12.0%
Securities Lending Collateral - 12.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (F)	4,357,358	4,357,358

Total Other Investment Company (Cost $4,357,358)		4,357,358

Total Investments (Cost $41,797,227)		38,530,416
Net Other Assets (Liabilities) - (6.0)%		(2,196,881)

Net Assets - 100.0%		$36,333,535

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$34,173,058	$—	$34,173,058
Other Investment Company	4,357,358	—	—	4,357,358

Total Investments	$4,357,358	$34,173,058	$—	$38,530,416

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the total value of 144A securities is $25,730,621, representing 70.8% of the Fund’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,317,309, collateralized by cash collateral of $4,357,358 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $51,503. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Floating or variable rate securities. The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	Rate disclosed reflects the yield at October 31, 2022.
(G)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

LIBOR	London Interbank Offered Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Yield Muni

(unaudited)

MARKET ENVIRONMENT

The Fund’s fiscal year ended with the 10-year municipal/treasury ratio at 84%, cheaper than where it closed at 78% at the start of 2022. The U.S. Federal Reserve (“Fed”) became increasingly hawkish throughout 2022, hiking policy rates five times between March and the Fund’s fiscal year end, moving the fed funds rate from an upper bound of 0.25% to 3.00% by period end. The Fed has been vocal on their goal to tame inflation, and with slight moderation of the Consumer Price Index in the last couple of months, futures markets began to forecast a slowdown in the pace of future tightening. This could, in our view, provide a reprieve to fixed income markets which have suffered their largest losses in decades on the heels of rising interest rates. The Bloomberg High Yield Yield to Worst Index widened 315 basis points over the course of the fiscal year, a significant widening against Treasuries, which across the curve, averaged a widening of 270 basis points.

The Fed has expressed a willingness to do whatever it takes to tame inflation even if it results in putting the economy in a recession. At the end of the fiscal year, the Bloomberg recession probability forecast saw a 60% probability of the U.S. entering a recession within the next year. Historically, municipals have outperformed in recessionary periods as investors have tended to flock to safer assets. In addition, the municipal sell-off this year may prove to be over-done, as the broad municipal bond market, as measured by the Bloomberg Municipal Bond Index, has had negative yearly returns for only six of the 42 years of its history. It was down 11.98% during the fiscal year. The last time this index posted double digit negative returns was in the 1980s, and in the following year it posted a return of over 40%.

Despite the market headwinds, we believe municipal credits continued to look fundamentally strong at period end. The three major agencies have upgraded more issuers versus downgrade largely due to improved tax collections and a focus on improvement in total balances (i.e., general funds, rainy day funds, etc.). Some examples of such upgrades include New Jersey general obligation bonds, which were revised to positive from stable based on improved pension funding, as well as Illinois general obligation bonds, which were upgraded to BBB+ from BBB largely due to their improved balances and financial flexibility.

PERFORMANCE

For the year ended October 31, 2022, Transamerica High Yield Muni (Class A) returned -20.80%, excluding any sales charges. By comparison, its benchmark, the Bloomberg High Yield Municipal Bond Index, returned -16.45%.

STRATEGY REVIEW

The Fund’s duration increased from 5.00 years to 12.67 years during the fiscal year, longer than the benchmark duration of 10.68 years. This longer duration profile was the main detractor from Fund performance in the fiscal year. The Fund had approximately 38% allocated to the 9+ year duration bucket at fiscal year end versus the benchmark weighting of approximately 30%. The long end of the municipal yield curve saw the most underperformance during the fiscal year, which negatively affected Fund performance.

The Fund continued to overweight the charter schools and healthcare sectors during the period. Additionally, the Fund sought to participate opportunistically in smaller issues which required extra yield to clear the market at issuance.

By sector, an underweight to both the transportation and state general obligation sectors were the largest detractors. The Fund was underweight to both sectors during the fiscal year. Credit quality allocation was another detractor as an overweight to investment grade municipal credits and the corresponding underweight to high yield served as the largest detractor as higher quality segments of the municipal bond market severely underperformed high yield municipals throughout the fiscal year.

Max Christiana

Matthew Dalton

Co-Portfolio Managers

Belle Haven Investments, L.P.

Transamerica Funds	Annual Report 2022

Transamerica High Yield Muni

(unaudited)

Asset Allocation	Percentage of Net Assets
Municipal Government Obligations	96.3%
Repurchase Agreement	1.7
Corporate Debt Security	0.3
Net Other Assets (Liabilities)	1.7
Total	100.0%

Fund Characteristics	Years
Average Maturity §	24.62
Duration †	12.67

Credit Quality ‡	Percentage of Net Assets
AAA	2.1%
AA	9.6
A	0.5
BBB	19.4
BB	10.3
B	0.1
Not Rated	56.3
Net Other Assets (Liabilities)	1.7
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2022

Transamerica High Yield Muni

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(23.40)%	(1.27)%	2.92%	07/31/2013
Class A (NAV)	(20.80)%	(0.61)%	3.29%	07/31/2013
Bloomberg High Yield Municipal Bond Index (A)	(16.45)%	1.83%	3.66%
Class C (POP)	(22.08)%	(1.20)%	2.70%	07/31/2013
Class C (NAV)	(21.32)%	(1.20)%	2.70%	07/31/2013
Class I (NAV)	(20.75)%	(0.51)%	3.44%	07/31/2013
Class I2 (NAV)	(20.65)%	(0.40)%	(0.17)%	09/30/2016

(A) The Bloomberg High Yield Municipal Bond Index is comprised of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 3.25% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The interest from municipal bonds is expected to be exempt from federal income tax. If a fund investor is a resident in the state of issuance of the bonds held by the Fund, interest dividends may also be free of state and local income taxes. Such interest dividends may be subject to federal and/or state alternative minimum taxes. Municipal bond prices can rise or fall depending on interest rates. Interest rates may go up, causing the value of the Fund’s investments to decline. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. All municipal bonds carry credit risk that the issuer will default or be unable to make timely payments of interest and principal. Generally, lower rated bonds carry more credit risk. High-yield bond (junk bonds) funds may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases. The Fund is classified as ‘non-diversified,’ which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events.

Transamerica Funds	Annual Report 2022

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITY - 0.3%
Commercial Services & Supplies - 0.3%
Wildflower Improvement Association 6.63%, 03/01/2031 (A) (B)	$329,040	$308,771

Total Corporate Debt Security (Cost $323,854)		308,771

MUNICIPAL GOVERNMENT OBLIGATIONS - 96.3%
Alabama - 1.5%
Alabama State University, Revenue Bonds, BAM, 5.00%, 09/01/2040	1,045,000	1,071,512
County of Perry, General Obligation Unlimited, Series B, 7.38%, 12/01/2030	295,000	294,952
Muscle Shoals Sheffield & Tuscumbia Solid Waste Disposal Authority, Revenue Bonds, Series A, 6.00%, 05/01/2040 (A)	500,000	462,314

		1,828,778

Arizona - 4.3%
Arizona Industrial Development Authority, Revenue Bonds, 5.00%, 07/01/2055 (A)	195,000	153,164
Industrial Development Authority of the City of Phoenix, Revenue Bonds, 4.63%, 07/01/2026 (A) (B)	490,000	490,838
Industrial Development Authority of the County of Pima, Revenue Bonds,
5.00%, 07/01/2056 (A)	2,285,000	1,818,708
Series A, 7.00%, 11/15/2057 (A)	750,000	740,322
La Paz County Industrial Development Authority, Revenue Bonds, 5.88%, 06/15/2048 (A)	500,000	433,916
Maricopa County Industrial Development Authority, Revenue Bonds, 5.00%, 07/01/2036	110,000	107,537
Tempe Industrial Development Authority, Revenue Bonds, Class B, 4.00%, 12/01/2056	2,130,000	1,348,519

		5,093,004

Arkansas - 0.0% (C)
Saline County Property Owners Improvement District No. 49, General Obligation Limited, Series A, 5.75%, 02/01/2036	15,000	13,136

California - 6.0%
California County Tobacco Securitization Agency, Revenue Bonds,
5.88%, 06/01/2035	85,000	86,365
Series A, 5.88%, 06/01/2043	30,000	28,638
California Infrastructure & Economic Development Bank, Revenue Bonds, Series A-1, 5.00%, 01/01/2056 (A)	400,000	284,492

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
California Municipal Finance Authority, Revenue Bonds,
4.00%, 11/15/2056	$ 750,000	$ 530,923
Series A, 5.50%, 06/01/2038 (A)	700,000	675,830
California Public Finance Authority, Revenue Bonds,
5.00%, 11/15/2046 - 11/15/2056 (A)	3,910,000	3,075,928
Series A, 5.00%, 06/15/2049 (A)	250,000	208,291
California Statewide Communities Development Authority, Revenue Bonds,
Series A, 5.75%, 01/15/2045 (A)	475,000	467,351
Series B, 6.00%, 12/01/2024	210,000	213,197
California Statewide Financing Authority, Revenue Bonds, Series B, 6.00%, 05/01/2037	55,000	55,932
Golden State Tobacco Securitization Corp., Revenue Bonds, Series B-2, Zero Coupon, 06/01/2066	5,000,000	417,060
River Islands Public Financing Authority, Special Tax, Series A-1, AGM, 5.25%, 09/01/2052	855,000	887,931
Upland Community Facilities District, Special Tax, Series A, 3.50%, 09/01/2049	350,000	248,808

		7,180,746

Colorado - 15.7%
Aerotropolis Regional Transportation Authority, Revenue Bonds, 5.00%, 12/01/2051	290,000	230,946
Baseline Metropolitan District No. 1, General Obligation Unlimited, Series A, 5.00%, 12/01/2051	1,000,000	789,881
Brighton Crossing Metropolitan District No. 6, General Obligation Limited, 5.00%, 12/01/2035	525,000	470,815
Series A, 5.00%, 12/01/2050	2,000,000	1,574,479
Bromley Park Metropolitan District No. 2, General Obligation Limited, Series B, 6.38%, 12/15/2047	937,000	849,381
Clear Creek Transit Metropolitan District No. 2, General Obligation Limited, Series A, 5.00%, 12/01/2041 - 12/01/2050	1,075,000	883,555
Colorado Educational & Cultural Facilities Authority, Revenue Bonds, 4.00%, 10/01/2061	500,000	344,781

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Colorado International Center Metropolitan District No. 14, General Obligation Limited, 5.88%, 12/01/2046	$ 1,000,000	$ 888,394
Denver International Business Center Metropolitan District No. 1, General Obligation Limited, 6.00%, 12/01/2048	500,000	461,900
Fiddlers Business Improvement District, General Obligation Unlimited, 5.55%, 12/01/2047 (A)	500,000	472,008
High Plains Metropolitan District, General Obligation Unlimited, NATL, 4.00%, 12/01/2047	240,000	202,867
Hogback Metropolitan District, General Obligation Limited, Series A, 5.00%, 12/01/2051	1,550,000	1,225,390
Painted Prairie Metropolitan District No. 2, General Obligation Limited, 5.25%, 12/01/2048	2,000,000	1,737,453
Peak Metropolitan District No. 1, General Obligation Limited, Series A, 5.00%, 12/01/2051 (A)	1,150,000	919,565
Public Authority for Colorado Energy, Revenue Bonds, 6.50%, 11/15/2038	65,000	73,362
Rampart Range Metropolitan District No. 5, Revenue Bonds, 4.00%, 12/01/2051	3,000,000	1,929,355
Ridgeline Vista Metropolitan District, General Obligation Limited, Series A, 5.25%, 12/01/2060	2,530,000	2,206,163
Transport Metropolitan District No. 3, General Obligation Limited,
Series A-1, 4.13%, 12/01/2031	1,000,000	858,769
5.00%, 12/01/2041	1,365,000	1,128,436
Westerly Metropolitan District No. 4, General Obligation Limited, Series A, 5.00%, 12/01/2040 - 12/01/2050	1,700,000	1,388,524

		18,636,024

Connecticut - 0.6%
Connecticut State Health & Educational Facilities Authority, Revenue Bonds,
Series A, 5.00%, 01/01/2055 (A)	500,000	428,443
Series B-1, 3.25%, 01/01/2027 (A)	275,000	264,799

		693,242

Delaware - 0.6%
Delaware State Economic Development Authority, Revenue Bonds, 5.00%, 08/01/2054	835,000	711,425

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
District of Columbia - 2.8%
District of Columbia, Revenue Bonds, Series B, 5.00%, 07/01/2048	$ 100,000	$ 96,786
District of Columbia Tobacco Settlement Financing Corp., Revenue Bonds, Series A, Zero Coupon, 06/15/2046	100,000	19,333
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Revenue Bonds, AGM, 4.00%, 10/01/2052	3,965,000	3,246,052

		3,362,171

Florida - 10.4%
Capital Trust Agency, Inc., Revenue Bonds,
Zero Coupon, 07/01/2061 (A)	7,000,000	283,236
Series A, 5.00%, 01/01/2056 (A)	450,000	315,876
City of Palmetto, Revenue Bonds, 5.63%, 06/01/2062	500,000	458,140
County of Lake, Revenue Bonds, 5.00%, 01/15/2039 - 01/15/2054 (A)	1,025,000	857,355
Edgewater East Community Development District, Special Assessment, 4.00%, 05/01/2052	1,500,000	1,118,215
Florida Development Finance Corp., Revenue Bonds,
4.00%, 07/01/2035 - 07/01/2045	1,165,000	974,225
5.13%, 06/01/2040 (A)	400,000	358,275
5.25%, 06/15/2029 (A)	1,500,000	1,421,139
Series A, 4.00%, 06/01/2030	500,000	446,824
Series B, 7.38%, 01/01/2049 (A)	2,230,000	1,882,495
Miami-Dade County Industrial Development Authority, Revenue Bonds,
Series A, 4.25%, 06/01/2030 (A)	660,000	582,326
5.00%, 06/01/2047 (A)	350,000	275,239
Pinellas County Educational Facilities Authority, Revenue Bonds,
Series A, 4.00%, 06/01/2046 (A)	500,000	356,832
5.00%, 06/01/2056 (A)	1,000,000	800,664
Silver Palms West Community Development District, Special Assessment, 3.25%, 06/15/2042	1,000,000	735,871
St. Johns County Industrial Development Authority, Revenue Bonds, 4.00%, 12/15/2050	2,300,000	1,557,245

		12,423,957

Georgia - 4.4%
Development Authority of Lagrange, Revenue Bonds, 5.00%, 10/15/2052	4,000,000	3,303,231
George L Smith II Congress Center Authority, Revenue Bonds, 5.00%, 01/01/2054 (A)	2,520,000	1,913,750

		5,216,981

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Idaho - 1.5%
Idaho Housing & Finance Association, Revenue Bonds, Series A, 6.00%, 07/01/2049 - 07/01/2054 (A)	$ 1,725,000	$ 1,756,025

Illinois - 8.1%
Chicago Board of Education, General Obligation Unlimited, Series A, AGM, 5.00%, 12/01/2035	550,000	551,842
City of Chicago, General Obligation Unlimited, 7.52%, 01/01/2040	215,000	212,880
Series A, 5.00%, 01/01/2044	875,000	802,195
Series B, 6.21%, 01/01/2032	230,000	216,939
Series C, 5.00%, 01/01/2038	1,000,000	945,012
Cook County School District No. 132, General Obligation Limited, Series A, AGM, 4.20%, 12/01/2027	271,000	274,771
Illinois Finance Authority, Revenue Bonds,
4.00%, 08/01/2032 - 11/01/2056	2,580,000	2,038,193
Series A, 5.00%, 11/01/2049	1,000,000	770,744
State of Illinois, General Obligation Unlimited,
4.13%, 03/01/2028	35,000	33,675
5.00%, 02/01/2027	500,000	500,980
6.63%, 02/01/2035	25,000	24,921
7.10%, 07/01/2035	155,000	156,002
7.35%, 07/01/2035	18,571	19,017
Series A, 5.00%, 12/01/2034 - 05/01/2041	635,000	593,574
5.50%, 03/01/2047	335,000	323,918
Village of Oak Lawn, General Obligation Unlimited,
Series A, 3.35%, 12/01/2026	315,000	302,632
5.23%, 12/01/2024	700,000	672,243
Village of Rosemont, General Obligation Unlimited, Series A, AGC, 6.00%, 12/01/2035	15,000	15,372
Western Illinois Economic Development Authority, Revenue Bonds, 4.00%, 06/01/2036	1,480,000	1,134,385

		9,589,295

Indiana - 1.3%
Indiana Finance Authority, Revenue Bonds, Series A, 4.00%, 11/15/2026	10,000	9,699
Indiana Housing & Community Development Authority, Revenue Bonds, Series A, 5.25%, 04/01/2041 (A)	2,000,000	1,507,394

		1,517,093

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Iowa - 0.8%
Iowa Finance Authority, Revenue Bonds, Series A, 4.00%, 05/15/2053	$ 1,500,000	$ 980,492

Kansas - 0.4%
City of Manhattan, Revenue Bonds, Series A, 4.00%, 06/01/2046	525,000	373,172
Wyandotte County Unified Government Special Obligation Revenue, Revenue Bonds, NATL, Zero Coupon, 12/01/2027	155,000	122,425

		495,597

Kentucky - 0.0% (C)
County of Edmonson, Revenue Bonds, 5.00%, 03/01/2027	20,000	18,109
Kentucky Area Development Districts, Certificate of Participation, Series M, 5.35%, 12/01/2028	25,000	22,536

		40,645

Louisiana - 1.2%
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, 3.88%, 11/01/2045 (A)	1,285,000	893,517
Parish of St. James, Revenue Bonds, Series 2, 6.35%, 07/01/2040 (A)	500,000	525,396

		1,418,913

Maryland - 0.1%
Maryland Economic Development Corp., Revenue Bonds, 5.75%, 09/01/2025	165,000	164,815

Massachusetts - 0.4%
Massachusetts Development Finance Agency, Revenue Bonds, 5.00%, 10/01/2049	500,000	469,744

Michigan - 0.8%
Kentwood Economic Development Corp., Revenue Bonds, 4.00%, 11/15/2045	130,000	97,766
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Series C, Zero Coupon, 06/01/2058	20,000,000	788,880

		886,646

Minnesota - 1.9%
City of Deephaven, Revenue Bonds, Series A, 5.25%, 07/01/2037	80,000	77,063
City of Ham Lake, Revenue Bonds, Series A, 4.00%, 07/01/2028	375,000	348,610
City of Woodbury, Revenue Bonds, 4.00%, 07/01/2056	455,000	304,352

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Minnesota (continued)
Duluth Economic Development Authority, Revenue Bonds, 4.00%, 07/01/2041	$ 930,000	$ 733,409
Housing & Redevelopment Authority of the City of St. Paul, Revenue Bonds, Series A, 5.00%, 12/01/2050	550,000	508,216
Township of Baytown, Revenue Bonds, Series A, 4.00%, 08/01/2041	200,000	151,671
4.25%, 08/01/2046	120,000	89,687

		2,213,008

Missouri - 0.1%
Health & Educational Facilities Authority, Revenue Bonds, 4.25%, 12/01/2042 (A) (B)	75,000	63,685

Montana - 0.1%
City of Forsyth, Revenue Bonds, Series A, 3.90% (D), 03/01/2031	135,000	125,389

Nevada - 0.0% (C)
City of Reno, Special Assessment, 7.25%, 12/01/2025	30,000	29,311

New Jersey - 1.3%
County of Essex, General Obligation Unlimited, Series A, 0.05%, 08/15/2037	875,000	415,571
Essex County Improvement Authority, Revenue Bonds, Series A, 5.00%, 12/01/2035 (E) (F)	500,000	440,000
5.13%, 12/01/2045 (E) (F)	30,000	26,400
New Jersey Economic Development Authority, Revenue Bonds, Series A, 5.13%, 09/01/2052 (A)	760,000	644,949
Series B, 6.50%, 04/01/2031 (B)	10,000	9,962
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, 5.00%, 07/01/2030	40,000	40,284

		1,577,166

New York - 1.8%
Buffalo & Erie County Industrial Land Development Corp., Revenue Bonds, Series A, 5.00%, 08/01/2052	500,000	423,078
Build NYC Resource Corp., Revenue Bonds, Series A, 4.00%, 06/15/2056	350,000	231,726
5.00%, 12/01/2051 (A)	750,000	586,078
5.00%, 07/01/2056	340,000	298,378
New York City Industrial Development Agency, Revenue Bonds, FGIC, CPI + 0.89%, 9.15% (D), 03/01/2027	20,000	20,075

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
New York Counties Tobacco Trust I, Revenue Bonds, Series B, 6.50%, 06/01/2035	$ 5,000	$ 5,000
New York Counties Tobacco Trust IV, Revenue Bonds, Series A, 5.00%, 06/01/2038	25,000	22,052
New York State Dormitory Authority, Revenue Bonds, AMBAC, 5.25%, 07/01/2025	100,000	102,292
Village of Brewster, General Obligation Unlimited, 5.00%, 05/01/2033	50,000	53,667
Yonkers Economic Development Corp., Revenue Bonds, Series A, 5.00%, 10/15/2054	465,000	383,349

		2,125,695

North Carolina - 0.9%
North Carolina Medical Care Commission, Revenue Bonds, 4.00%, 09/01/2046 - 09/01/2051	1,165,000	873,784
Series A, 5.00%, 10/01/2050	230,000	208,220

		1,082,004

Ohio - 7.4%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Series B-2, Class 2, 5.00%, 06/01/2055	1,145,000	963,671
Series B-3, Class 2, Zero Coupon, 06/01/2057	13,000,000	1,295,094
City of Cleveland, Revenue Bonds, 5.38%, 09/15/2027 (B)	20,000	19,939
County of Washington, Revenue Bonds, 6.75%, 12/01/2052	2,250,000	2,003,756
Ohio Higher Educational Facility Commission, Revenue Bonds, 5.25%, 01/01/2047	1,030,000	1,006,892
5.38%, 12/01/2052	2,975,000	2,794,247
Triway Local School District, Certificate of Participation, BAM, 4.25%, 12/01/2051	830,000	723,220

		8,806,819

Oregon - 1.2%
Salem Hospital Facility Authority, Revenue Bonds, 4.00%, 05/15/2040 - 05/15/2057	1,190,000	860,354
Yamhill County Hospital Authority, Revenue Bonds, Series A, 5.00%, 11/15/2056	750,000	560,886

		1,421,240

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania - 2.5%
Cumberland County Municipal Authority, Revenue Bonds, 5.00%, 01/01/2039 - 01/01/2045	$ 650,000	$ 580,095
Pennsylvania Economic Development Financing Authority, Revenue Bonds, 4.00%, 07/01/2046	3,000,000	2,344,984
Susquehanna Area Regional Airport Authority, Revenue Bonds, Series B, 9.88%, 01/01/2034	10,000	10,695

		2,935,774

Puerto Rico - 2.9%
Children’s Trust Fund, Revenue Bonds, 5.50%, 05/15/2039	55,000	54,996
5.63%, 05/15/2043	45,000	44,996
Commonwealth of Puerto Rico, Revenue Bonds, 5.50%, 07/01/2029	150,471	151,158
Puerto Rico Electric Power Authority, Revenue Bonds,
Series DDD, AGM, 3.63%, 07/01/2023	290,000	288,476
3.65%, 07/01/2024	110,000	108,447
Series RR, AGC, 5.00%, 07/01/2028	270,000	275,041
Series SS, AGM, 5.00%, 07/01/2030	110,000	112,054
Series TT, AGC-ICC, 5.00%, 07/01/2032	265,000	269,015
Series TT, AGM-CR, 5.00%, 07/01/2027	25,000	25,467
Series UU, AGC, 4.25%, 07/01/2027	140,000	137,048
5.00%, 07/01/2026	165,000	167,500
Series UU, AGM, 5.00%, 07/01/2023 - 07/01/2024	290,000	294,238
Puerto Rico Highway & Transportation Authority, Revenue Bonds, AGC-ICC, 5.00%, 07/01/2028	55,000	55,382
Series AA, AGC-ICC, 5.00%, 07/01/2035	85,000	85,591
Series AA-1, AGM, 4.95%, 07/01/2026	155,000	155,051
Series D, AGM, 5.00%, 07/01/2027 - 07/01/2032	650,000	654,518
Series E, AGM, 5.50%, 07/01/2023	150,000	151,517
Series K, AGC-ICC, 4.40%, 07/01/2025	30,000	29,961
5.00%, 07/01/2030	30,000	30,209
Series M, AGC-ICC, 5.00%, 07/01/2032	160,000	161,114
Series N, AGC, 5.25%, 07/01/2036	120,000	116,095
Series N, AGM-CR, AGC-ICC, 5.50%, 07/01/2026	65,000	66,913

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Puerto Rico Municipal Finance Agency, Revenue Bonds, Series A, AGM-CR, 4.75%, 08/01/2025	$ 70,000	$ 70,012

		3,504,799

Tennessee - 1.4%
Metropolitan Government Nashville & Davidson County Industrial Development Board, Special Assessment,
Zero Coupon, 06/01/2043 (A)	4,000,000	1,111,523
4.00%, 06/01/2051 (A)	750,000	545,408

		1,656,931

Texas - 4.2%
Bexar County Health Facilities Development Corp., Revenue Bonds, 5.00%, 07/15/2042	550,000	486,304
City of Lavon, Special Assessment, 4.13%, 09/15/2052 (A)	1,000,000	752,069
City of Rowlett, Special Assessment,
4.13%, 09/15/2041 (A)	448,000	364,833
4.25%, 09/15/2051 (A)	514,000	396,170
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds,
4.00%, 11/01/2049 - 11/01/2055	2,250,000	1,639,537
5.00%, 01/01/2047 - 01/01/2055	1,000,000	779,127
Pottsboro Higher Education Finance Corp., Revenue Bonds, Series A, 5.00%, 08/15/2036	435,000	396,457
Van Alstyne Economic Development Corp., Revenue Bonds, 4.00%, 08/15/2031	240,000	208,992

		5,023,489

Utah - 1.1%
Downtown East Streetcar Sewer Public Infrastructure District, General Obligation Limited, 6.00%, 03/01/2053 (A)	1,500,000	1,353,373

Virginia - 2.1%
Buena Vista Public Service Authority, Revenue Bonds,
Series A, 5.13%, 01/01/2023	10,000	9,984
6.00%, 01/01/2027	50,000	48,403
Henrico County Economic Development Authority, Revenue Bonds, Series C, 5.00%, 12/01/2047	375,000	350,601
James City County Economic Development Authority, Revenue Bonds, Series A, 4.00%, 12/01/2050	2,500,000	1,724,703
Tobacco Settlement Financing Corp., Revenue Bonds, Series B-1, 5.00%, 06/01/2047	190,000	165,509

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Virginia (continued)
Virginia College Building Authority, Revenue Bonds, 4.00%, 06/01/2046	$ 310,000	$ 233,526

		2,532,726

West Virginia - 0.0% (C)
Tobacco Settlement Finance Authority, Revenue Bonds, Series B, Zero Coupon, 06/01/2047	450,000	32,516

Wisconsin - 6.5%
Public Finance Authority, Revenue Bonds, 5.00%, 06/15/2053	175,000	156,783
Series A, 4.00%, 07/01/2051	250,000	177,861
4.25%, 12/01/2051 (A)	1,500,000	1,101,685
5.00%, 06/15/2049 (A)	90,000	76,624
6.75%, 06/01/2062 (A)	1,250,000	1,261,692
Series A, AGM, 4.00%, 07/01/2059	1,000,000	773,390
5.00%, 07/01/2054	695,000	657,612
Wisconsin Health & Educational Facilities Authority, Revenue Bonds,
4.00%, 12/01/2041 - 12/01/2056	2,350,000	1,638,985
5.00%, 08/01/2039	500,000	399,281

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, (continued)
Series A, 5.13%, 04/01/2057	$ 2,000,000	$ 1,483,926

		7,727,839

Total Municipal Government Obligations (Cost $145,681,607)		114,690,493

REPURCHASE AGREEMENT - 1.7%
Fixed Income Clearing Corp., 1.10% (G), dated 10/31/2022, to be repurchased at $2,020,507 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.47%, due 04/20/2023, and with a value of $2,060,899.	2,020,445	2,020,445

Total Repurchase Agreement (Cost $2,020,445)		2,020,445

Total Investments (Cost $148,025,906)		117,019,709
Net Other Assets (Liabilities) - 1.7%		2,058,437

Net Assets - 100.0%		$119,078,146

INVESTMENT VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Security	$—	$308,771	$—	$308,771
Municipal Government Obligations	—	114,690,493	—	114,690,493
Repurchase Agreement	—	2,020,445	—	2,020,445

Total Investments	$—	$117,019,709	$—	$117,019,709

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the total value of 144A securities is $33,192,348, representing 27.9% of the Fund’s net assets.
(B)	Restricted securities. At October 31, 2022, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Security	Wildflower Improvement Association 6.63%, 03/01/2031	12/10/2020	$323,035	$308,771	0.3%
Municipal Government Obligations	Industrial Development Authority of the City of Phoenix Revenue Bonds 4.63%, 07/01/2026	04/06/2016	490,008	490,838	0.4
Municipal Government Obligations	Health & Educational Facilities Authority Revenue Bonds 4.25%, 12/01/2042	09/10/2019	78,020	63,685	0.1

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Municipal Government Obligations	New Jersey Economic Development Authority Revenue Bonds Series B 6.50%, 04/01/2031	01/22/2015	$10,535	$9,962	0.0	%(C)

Municipal Government Obligations	City of Cleveland Revenue Bonds 5.38%, 09/15/2027	07/27/2015	20,062	19,939	0.0	(C)

Total			$921,660	$893,195	0.8%

(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Floating or variable rate securities. The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2022, the total value of such securities is $466,400, representing 0.4% of the Fund’s net assets.
(F)	Non-income producing securities.
(G)	Rate disclosed reflects the yield at October 31, 2022.
(H)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

MUNICIPAL INSURER ABBREVIATIONS:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Financial Group, Inc.
BAM	Build America Mutual Assurance Co.
FGIC	Financial Guaranty Insurance Co.
NATL	National Public Finance Guarantee Corp.

PORTFOLIO ABBREVIATIONS:

CPI	Consumer Price Index
CR	Custodial Receipts
ICC	Insured Custody Certificate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Inflation Opportunities

(unaudited)

MARKET ENVIRONMENT

At the beginning of the fiscal year ended October 31, 2022, the federal funds rates were 0.00-0.25%. By the end of the fiscal year, the U.S. Federal Reserve (“Fed”) had raised interest rates by 3% to 3.00-3.25%. The nominal yield curve shifted dramatically higher during the period, driven by higher and more persistent than anticipated inflation. The Fed began to fight inflation after mistakenly viewing higher prices as transitory. Supply chain issues associated with the COVID-19 pandemic doggedly kept prices higher for longer. China’s “zero-COVID” policy, which shut down factories and caused global delays, exacerbated these issues. In February 2022, Russia invaded Ukraine which threatened fuel prices and natural gas prices and contributed to inflation globally. The Fed began to raise rates in March to counteract rising prices. The European Central Bank, the Bank of Japan and the Bank of England did not follow the Fed’s lead initially. As a result, the dollar appreciated against other major currencies.

The combination of high inflation in Europe and a strengthening U.S. dollar made European and UK inflation linked bonds underperform the U.S. Treasury Inflation-Protected Securities (“U.S. TIPS”) market in U.S. dollar terms. The aggressive Fed also sought to slow the economy with both rate hikes and quantitative tightening. The corporate bond market underperformed the U.S. TIPS market as well.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Inflation Opportunities (Class A) returned -11.94%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Global Inflation Linked Bond Index, returned -25.10%.

STRATEGY REVIEW

For the fiscal year ended October 31, 2022, the Fund outperformed the Bloomberg Global Inflation Linked Bond Index (the “index”) primarily due to yield curve positioning and foreign exchange. Nominal treasury rates were higher around the globe and the Fund’s duration underweight was the largest contributor to outperformance. The next largest contributor to outperformance was the overweight of the U.S. dollar versus the index. The primary detractors to performance were the allocation to U.S. corporate bonds and under allocation to European Inflation linked bonds.

The sub-adviser continues to allocate to investment grade corporate bonds in inflation related industries but is taking a more cautious approach due to valuations and spreads. The sub-adviser continues to favor inflation linked government bonds from Europe and Japan. Japan is still practicing yield curve control which may stoke consumer prices and keep the Japan 10-year under 0.25%. Japanese inflation-linked bonds may benefit from inflation and the sub-adviser believes the downside nominal rate risk is limited.

Robert A. Vanden Assem, CFA

Roberto Coronado

Gunter H. Seeger

Co-Portfolio Managers

PineBridge Investments LLC

Transamerica Funds	Annual Report 2022

Transamerica Inflation Opportunities

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	56.1%
Foreign Government Obligations	25.4
Corporate Debt Securities	16.3
Short-Term Investment Company	0.8
Other Investment Company	0.8
Asset-Backed Security	0.6
Mortgage-Backed Security	0.5
Net Other Assets (Liabilities) ^	(0.5)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	8.35
Duration †	6.90

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	56.1%
AAA	13.2
AA	8.5
A	7.3
BBB	10.0
BB	2.2
B	0.1
Not Rated	3.1
Net Other Assets (Liabilities) ^	(0.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2022

Transamerica Inflation Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(16.10)%	0.07%	0.37%	03/01/2014
Class A (NAV)	(11.94)%	1.05%	0.94%	03/01/2014
Bloomberg Global Inflation Linked Bond Index (A)	(25.10)%	(1.61)%	(0.35)%
Class C (POP)	(13.10)%	0.36%	0.23%	03/01/2014
Class C (NAV)	(12.26)%	0.36%	0.23%	03/01/2014
Class I (NAV)	(11.73)%	1.30%	1.19%	03/01/2014
Class I2 (NAV)	(11.66)%	1.35%	1.25%	03/01/2014
Class R6 (NAV)	(11.66)%	1.34%	1.53%	07/25/2016

(A) The Bloomberg Global Inflation Linked Bond Index covers eleven sovereign markets, quasi-sovereign issues in the Euro market and a full credit index in sterling.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments. The price of an inflation-protected debt security can fall when real interest rates rise. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Transamerica Funds	Annual Report 2022

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Principal	Value
ASSET-BACKED SECURITY - 0.6%
American Express Credit Account Master Trust Class A, Series 2022-3, 3.75%, 08/15/2027	$725,000	$699,316

Total Asset-Backed Security (Cost $706,564)		699,316

CORPORATE DEBT SECURITIES - 16.3%
Banks - 6.3%
BAC Capital Trust XIV 3-Month LIBOR + 0.40%, 4.00% (A), 11/16/2022 (B)	726,000	520,905
Banco Santander Chile 3.18%, 10/26/2031 (C)	489,000	381,525
Bank of America Corp.
Fixed until 10/20/2031, 2.57% (A), 10/20/2032	500,000	376,410
4.18%, 11/25/2027	528,000	484,211
CPI-YoY + 1.10%, 9.62% (A), 11/19/2024	1,000,000	1,048,440
Barclays Bank PLC CPI-YoY + 1.00%, 10.02% (A), 05/22/2023	2,600,000	2,550,831
BPCE SA Fixed until 10/19/2041, 3.58% (A), 10/19/2042 (C)	303,000	183,891
Citigroup, Inc. Fixed until 11/03/2031, 2.52% (A), 11/03/2032	320,000	239,176
Corestates Capital II 3-Month LIBOR + 0.65%, 4.73% (A), 01/15/2027 (C)	269,000	251,171
HSBC Holdings PLC Fixed until 11/03/2032, 8.11% (A), 11/03/2033	379,000	378,379
Intesa Sanpaolo SpA Fixed until 06/01/2041, 4.95% (A), 06/01/2042 (C)	215,000	125,503
NatWest Group PLC Fixed until 08/28/2030, 3.03% (A), 11/28/2035	381,000	264,200
UniCredit SpA Fixed until 06/30/2030, 5.46% (A), 06/30/2035 (C)	621,000	462,011

		7,266,653

Capital Markets - 2.4%
Deutsche Bank AG Fixed until 05/28/2031, 3.04% (A), 05/28/2032	1,319,000	926,928
Goldman Sachs Group, Inc.
Fixed until 07/21/2031, 2.38% (A), 07/21/2032	600,000	446,073
Fixed until 12/01/2022 (B), 5.00% (A)	702,000	653,843
Morgan Stanley
Fixed until 09/16/2031, 2.48% (A), 09/16/2036	111,000	78,173
CPI-YoY + 2.00%, 8.00% (A), 04/25/2023 - 06/09/2023	643,000	647,395

		2,752,412

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chemicals - 0.3%
Albemarle Corp. 5.65%, 06/01/2052	$ 370,000	$ 315,994

Commercial Services & Supplies - 0.3%
Triton Container International Ltd. 3.15%, 06/15/2031 (C)	440,000	324,166

Consumer Finance - 0.4%
Synchrony Financial 2.88%, 10/28/2031	650,000	452,864

Food Products - 0.4%
Smithfield Foods, Inc. 5.20%, 04/01/2029 (C)	581,000	536,262

Hotels, Restaurants & Leisure - 0.4%
Warnermedia Holdings, Inc. 5.14%, 03/15/2052 (C)	675,000	471,593

Insurance - 1.1%
Enstar Group Ltd. 3.10%, 09/01/2031	742,000	513,615
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 5.03% (A), 02/12/2067 (C)	898,000	743,085

		1,256,700

Metals & Mining - 2.5%
Anglo American Capital PLC 3.88%, 03/16/2029 (C)	1,100,000	942,571
Glencore Funding LLC
2.63%, 09/23/2031 (C) (D)	423,000	316,924
2.85%, 04/27/2031 (C) (D)	791,000	611,766
Newcrest Finance Pty Ltd. 5.75%, 11/15/2041 (C)	446,000	383,843
South32 Treasury Ltd. 4.35%, 04/14/2032 (C)	849,000	710,772

		2,965,876

Multiline Retail - 0.1%
Nordstrom, Inc. 4.25%, 08/01/2031	127,000	92,202

Oil, Gas & Consumable Fuels - 2.1%
Apache Corp. 4.25%, 01/15/2030 (D)	500,000	445,105
Enbridge, Inc. Fixed until 07/15/2027, 5.50% (A), 07/15/2077	731,000	625,937
Energy Transfer LP
4.95%, 05/15/2028	253,000	234,429
Fixed until 02/15/2023 (B), 6.25% (A) (D)	691,000	575,281
EnLink Midstream Partners LP Fixed until 12/15/2022 (B), 6.00% (A)	133,000	102,290
Enterprise Products Operating LLC
3.70%, 01/31/2051	435,000	291,550
Fixed until 08/16/2027, 5.25% (A), 08/16/2077	243,000	189,056

		2,463,648

Total Corporate Debt Securities (Cost $22,844,387)		18,898,370

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 25.4%
Australia - 4.5%
Australia Government Bonds
2.50%, 09/20/2030 (E)	AUD 1,750,000	$ 1,603,332
Series 27CI,
0.75%, 11/21/2027 (E)	5,000,000	3,590,068

		5,193,400

Canada - 1.7%
Canada Government Real Return Bonds
4.00%, 12/01/2031	CAD 584,528	528,341
4.25%, 12/01/2026	1,737,720	1,418,507

		1,946,848

France - 2.1%
French Republic Government Bonds OAT
0.70%, 07/25/2030 (E)	EUR 1,176,270	1,238,380
3.15%, 07/25/2032 (E)	906,413	1,154,198

		2,392,578

Germany - 2.8%
Deutsche Bundesrepublik Inflation- Linked Bonds
0.10%, 04/15/2026 (E)	1,477,675	1,503,160
0.50%, 04/15/2030 (E)	1,629,746	1,712,335

		3,215,495

Japan - 4.4%
Japan Government CPI-Linked Bonds
0.01%, 03/10/2031	JPY 248,467,200	1,779,600
0.10%, 03/10/2026	470,574,000	3,300,774

		5,080,374

Mexico - 0.4%
Mexico Government International Bonds 4.28%, 08/14/2041	$686,000	498,487

New Zealand - 3.1%
New Zealand Government Inflation-Linked Bonds 2.00%, 09/20/2025 (E)	NZD 5,000,000	3,557,209

United Kingdom - 6.4%
U.K. Inflation-Linked Gilt
0.13%, 03/22/2024 - 03/22/2044 (E)	GBP 4,271,116	5,005,320
1.25%, 11/22/2032 (E)	1,907,424	2,464,152

		7,469,472

Total Foreign Government Obligations (Cost $35,012,617)		29,353,863

MORTGAGE-BACKED SECURITY - 0.5%
One Bryant Park Trust Series 2019-OBP, Class A, 2.52%, 09/15/2054 (C)	$750,000	597,202

Total Mortgage-Backed Security (Cost $661,289)		597,202

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 56.1%
U.S. Treasury - 6.4%
U.S. Treasury Bonds
2.38%, 02/15/2042	$1,925,000	$ 1,400,137
3.25%, 05/15/2042	2,700,000	2,274,750
3.38%, 08/15/2042	4,400,000	3,781,937

		7,456,824

U.S. Treasury Inflation-Protected Securities - 49.7%
U.S. Treasury Inflation-Protected Indexed Bonds
0.13%, 02/15/2051	1,990,783	1,263,991
0.63%, 02/15/2043	2,576,420	2,025,232
0.75%, 02/15/2042 - 02/15/2045	5,436,179	4,406,553
1.00%, 02/15/2046	2,374,943	1,974,125
1.38%, 02/15/2044	1,016,648	923,253
2.13%, 02/15/2040	959,203	1,001,355
2.38%, 01/15/2025	3,299,604	3,334,791
3.38%, 04/15/2032	2,002,308	2,293,399
3.88%, 04/15/2029	2,342,106	2,639,124
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 07/15/2024 - 07/15/2031	17,892,186	16,763,688
0.25%, 07/15/2029	2,084,148	1,900,781
0.38%, 07/15/2025 - 07/15/2027	6,255,967	5,951,625
0.50%, 01/15/2028	1,801,065	1,693,370
0.63%, 04/15/2023 - 07/15/2032	11,631,503	11,320,905

		57,492,192

Total U.S. Government Obligations (Cost $71,741,653)		64,949,016

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 0.8%
Money Market Fund - 0.8%
State Street Institutional U.S. Government Money Market Fund, 3.01% (F)	932,901	932,901

Total Short-Term Investment Company (Cost $932,901)		932,901

OTHER INVESTMENT COMPANY - 0.8%
Securities Lending Collateral - 0.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (F)	871,260	871,260

Total Other Investment Company (Cost $871,260)		871,260

Total Investments (Cost $132,770,671)		116,301,928
Net Other Assets (Liabilities) - (0.5)%		(559,020)

Net Assets - 100.0%		$115,742,908

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPM	01/26/2023	USD	750,697	CAD	1,000,000	$15,784	$—
JPM	01/26/2023	USD	4,695,997	EUR	4,664,000	52,979	—
JPM	01/26/2023	USD	6,627,854	GBP	5,800,000	—	(43,584)
JPM	01/26/2023	USD	5,262,514	JPY	745,000,000	193,156	—
JPM	01/26/2023	USD	2,369,499	NZD	4,020,000	29,045	—
JPM	01/27/2023	USD	5,222,486	AUD	7,900,000	153,845	—

Total						$444,809	$(43,584)

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Security	$—	$699,316	$—	$699,316
Corporate Debt Securities	—	18,898,370	—	18,898,370
Foreign Government Obligations	—	29,353,863	—	29,353,863
Mortgage-Backed Security	—	597,202	—	597,202
U.S. Government Obligations	—	64,949,016	—	64,949,016
Short-Term Investment Company	932,901	—	—	932,901
Other Investment Company	871,260	—	—	871,260

Total Investments	$1,804,161	$114,497,767	$—	$116,301,928

Other Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$444,809	$—	$444,809

Total Other Financial Instruments	$—	$444,809	$—	$444,809

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$(43,584)	$—	$(43,584)

Total Other Financial Instruments	$—	$(43,584)	$—	$(43,584)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Perpetual maturity. The date displayed is the next call date.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the total value of 144A securities is $7,042,285, representing 6.1% of the Fund’s net assets.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,167,770, collateralized by cash collateral of $871,260 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $320,815. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2022, the total value of Regulation S securities is $21,828,154, representing 18.9% of the Fund’s net assets.
(F)	Rates disclosed reflect the yields at October 31, 2022.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(G)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

JPM	JPMorgan Chase Bank, N.A.

PORTFOLIO ABBREVIATIONS:

CPI-YoY	Consumer Price Index-Year over Year
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Inflation-Protected Securities

(unaudited)

MARKET ENVIRONMENT

At the beginning of the fiscal year ended October 31, 2022, the federal funds rates were 0.00-0.25%. By the end of the fiscal year, the U.S. Federal Reserve (“Fed”) had raised interest rates by 3% to 3.00-3.25%. The nominal yield curve shifted dramatically higher during the period, driven by higher and more persistent than anticipated inflation. The Fed began to fight inflation after mistakenly viewing higher prices as transitory. Supply chain issues associated with the COVID-19 pandemic doggedly kept prices higher for longer. China’s “zero-COVID” policy, which shut down factories and caused global delays, exacerbated these issues. In February 2022, Russia invaded Ukraine which threatened fuel prices and natural gas prices and contributed to inflation globally. The Fed began to raise rates in March to counteract rising prices. The European Central Bank, the Bank of Japan and the Bank of England did not follow the Fed’s lead initially. As a result, the dollar appreciated against other major currencies.

The combination of high inflation in Europe and a strengthening U.S. dollar made European and UK inflation linked bonds underperform the U.S. Treasury Inflation-Protected Securities (“U.S. TIPS”) market in U.S. dollar terms. The aggressive Fed also sought to slow the economy with both rate hikes and quantitative tightening. The corporate bond market underperformed the U.S. TIPS market as well.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Inflation-Protected Securities (Class R4) returned -11.77%. By comparison, its benchmark, the Bloomberg US Treasury Inflation Protection Securities Index, returned -11.48%.

STRATEGY REVIEW

For the fiscal year ended October 31, 2022, the Fund underperformed the Bloomberg US Treasury Inflation Protection Securities Index. The largest contributor to performance was yield curve positioning. Nominal treasury rates rose over the fiscal year and the Fund was slightly underweight duration during the period. Security selection within U.S. TIPS also contributed to the Fund’s performance. The allocation to U.S. corporate bonds detracted from performance as credit spreads widened after the Fed raised rates and started quantitative tightening to slow the economy.

The sub-adviser continues to believe that diversifying a portion of the Fund’s portfolio into non-U.S. dollar inflation-linked bonds and opportunistic credit improves the risk/reward profile of the Fund. The more hawkish sentiment change of the European Central Bank and the Bank of England suggests that elevated inflation may continue in Europe. The Bank of Japan is still enacting full quantitative easing and yield curve control to spur more inflation. These divergent policies should provide opportunities for non-U.S. inflation-linked bonds in the future. The sub-adviser believes that inflation in the U.S. is at a plateau and will decline in the future whereas the rest of the world will experience a rising inflation curve.

Robert A. Vanden Assem, CFA

Roberto Coronado

Gunter H. Seeger

Co-Portfolio Managers

PineBridge Investments LLC

Transamerica Funds	Annual Report 2022

Transamerica Inflation-Protected Securities

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	80.5%
Foreign Government Obligations	13.1
Corporate Debt Securities	5.5
Other Investment Company	0.6
Asset-Backed Security	0.3
Short-Term Investment Company	0.2
Net Other Assets (Liabilities) ^	(0.2)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	8.07
Duration †	6.74

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	80.5%
AAA	8.7
AA	2.8
A	1.3
BBB	4.6
BB	1.0
Not Rated	1.3
Net Other Assets (Liabilities) ^	(0.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2022

Transamerica Inflation-Protected Securities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I3 (NAV)	(11.55)%	1.69%	1.55%	04/21/2017
Class R (NAV)	(12.01)%	1.20%	1.05%	04/21/2017
Class R4 (NAV)	(11.77)%	1.51%	0.42%	09/11/2000
Bloomberg US Treasury Inflation Protection Securities Index (A)	(11.48)%	2.16%	1.02%

(A) The Bloomberg US Treasury Inflation Protection Securities Index is a market value weighted index that tracks inflation protected securities issued by the U.S. Treasury.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in the Fund pertain only to those securities and not the Fund or its yield. The values of bonds change in response to changes in economic conditions, interest rates, and the creditworthiness of individual issuers. The value of fixed-income securities generally goes down when interest rates rise. The price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Transamerica Funds	Annual Report 2022

Transamerica Inflation-Protected Securities

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Principal	Value
ASSET-BACKED SECURITY - 0.3%
American Express Credit Account Master Trust Class A, Series 2022-3, 3.75%, 08/15/2027	$300,000	$289,372

Total Asset-Backed Security (Cost $292,371)		289,372

CORPORATE DEBT SECURITIES - 5.5%
Banks - 1.4%
BAC Capital Trust XIV 3-Month LIBOR + 0.40%, 4.00% (A), 11/16/2022 (B)	394,000	282,695
Banco Santander Chile 3.18%, 10/26/2031 (C)	263,000	205,196
Bank of America Corp. 4.18%, 11/25/2027	150,000	137,560
Citigroup, Inc. Fixed until 11/03/2031, 2.52% (A), 11/03/2032	170,000	127,062
HSBC Holdings PLC Fixed until 11/03/2022, 8.11% (A), 11/03/2033	200,000	199,672
Intesa Sanpaolo SpA Fixed until 06/01/2041, 4.95% (A), 06/01/2042 (C)	215,000	125,503
NatWest Group PLC Fixed until 08/28/2030, 3.03% (A), 11/28/2035	200,000	138,688

		1,216,376

Capital Markets - 0.4%
Goldman Sachs Group, Inc. Fixed until 07/21/2031, 2.38% (A), 07/21/2032	350,000	260,210
Morgan Stanley Fixed until 09/16/2031, 2.48% (A), 09/16/2036	55,000	38,734

		298,944

Chemicals - 0.2%
Albemarle Corp. 5.65%, 06/01/2052	200,000	170,807

Commercial Services & Supplies - 0.1%
Triton Container International Ltd. 3.15%, 06/15/2031 (C)	136,000	100,197

Food Products - 0.2%
Smithfield Foods, Inc. 5.20%, 04/01/2029 (C)	200,000	184,600

Hotels, Restaurants & Leisure - 0.2%
Warnermedia Holdings, Inc. 5.14%, 03/15/2052 (C)	247,000	172,568

Insurance - 0.6%
Enstar Group Ltd. 3.10%, 09/01/2031 (D)	197,000	136,364
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 5.03% (A), 02/12/2067 (C)	487,000	402,987

		539,351

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining - 0.9%
Anglo American Capital PLC 3.88%, 03/16/2029 (C)	$ 300,000	$ 257,065
Glencore Funding LLC
2.63%, 09/23/2031 (C)	152,000	113,882
2.85%, 04/27/2031 (C) (D)	200,000	154,682
South32 Treasury Ltd. 4.35%, 04/14/2032 (C)	311,000	260,365

		785,994

Multiline Retail - 0.1%
Nordstrom, Inc. 4.25%, 08/01/2031 (D)	66,000	47,916

Oil, Gas & Consumable Fuels - 1.4%
Apache Corp. 4.25%, 01/15/2030 (D)	140,000	124,630
Enbridge, Inc. Fixed until 07/15/2027, 5.50% (A), 07/15/2077	397,000	339,941
Energy Transfer LP
4.95%, 05/15/2028	169,000	156,595
Fixed until 02/15/2023 (B), 6.25% (A) (D)	375,000	312,200
Enterprise Products Operating LLC
3.70%, 01/31/2051	152,000	101,875
Fixed until 08/16/2027, 5.25% (A), 08/16/2077 (D)	132,000	102,697

		1,137,938

Total Corporate Debt Securities (Cost $5,809,679)		4,654,691

FOREIGN GOVERNMENT OBLIGATIONS - 13.1%
Australia - 2.9%
Australia Government Bonds
2.50%, 09/20/2030 (E)	AUD 1,775,000	1,626,237
Series 27CI,
0.75%, 11/21/2027 (E)	1,200,000	861,616

		2,487,853

Canada - 2.0%
Canada Government Real Return Bonds 4.25%, 12/01/2026	CAD 2,041,821	1,666,746

France - 0.7%
French Republic Government Bonds OAT 3.15%, 07/25/2032 (E)	EUR 507,591	646,351

Germany - 1.8%
Deutsche Bundesrepublik Inflation- Linked Bonds
0.10%, 04/15/2026 (E)	1,182,140	1,202,528
0.50%, 04/15/2030 (E)	325,949	342,467

		1,544,995

Japan - 1.6%
Japan Government CPI-Linked Bonds
0.01%, 03/10/2031	JPY 62,116,800	444,900
0.10%, 03/10/2026	125,486,400	880,206

		1,325,106

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Inflation-Protected Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Mexico - 0.3%
Mexico Government International Bonds 4.28%, 08/14/2041	$351,000	$ 255,057

New Zealand - 1.7%
New Zealand Government Inflation-Linked Bonds 2.00%, 09/20/2025 (E)	NZD 2,000,000	1,422,884

United Kingdom - 2.1%
U.K. Inflation-Linked Gilt 0.13%, 03/22/2024 - 03/22/2044 (E)	GBP 1,487,773	1,749,343

Total Foreign Government Obligations (Cost $12,608,035)		11,098,335

U.S. GOVERNMENT OBLIGATIONS - 80.5%
U.S. Treasury - 4.1%
U.S. Treasury Bonds
3.25%, 05/15/2042	$1,900,000	1,600,750
3.38%, 08/15/2042	2,200,000	1,890,969

		3,491,719

U.S. Treasury Inflation-Protected Securities - 76.4%
U.S. Treasury Inflation-Protected Indexed Bonds
0.13%, 02/15/2051	824,753	523,653
0.25%, 02/15/2050	1,152,000	762,379
0.63%, 02/15/2043	1,088,537	855,661
0.75%, 02/15/2042 - 02/15/2045	2,846,513	2,306,725
1.00%, 02/15/2046 - 02/15/2048	4,476,296	3,682,583
1.38%, 02/15/2044	1,080,203	980,969
1.75%, 01/15/2028	2,919,373	2,924,334
2.00%, 01/15/2026	3,185,911	3,202,152
2.13%, 02/15/2040 - 02/15/2041	3,245,216	3,383,736
2.38%, 01/15/2025 - 01/15/2027	5,295,056	5,387,013
2.50%, 01/15/2029	1,200,010	1,254,596
3.38%, 04/15/2032	603,028	690,695
3.63%, 04/15/2028	869,810	952,188

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 07/15/2024 - 01/15/2032	$ 16,180,748	$ 14,934,430
0.25%, 01/15/2025	2,125,765	2,052,671
0.38%, 07/15/2023 - 07/15/2027	10,136,848	9,755,979
0.50%, 01/15/2028	2,641,492	2,483,544
0.63%, 04/15/2023 - 01/15/2026	7,747,394	7,554,009
0.75%, 07/15/2028	1,179,900	1,122,149

		64,809,466

Total U.S. Government Obligations (Cost $74,806,474)		68,301,185

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 0.2%
Money Market Fund - 0.2%
State Street Institutional U.S. Government Money Market Fund, 3.01% (F)	168,564	168,564

Total Short-Term Investment Company (Cost $168,564)		168,564

OTHER INVESTMENT COMPANY - 0.6%
Securities Lending Collateral - 0.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (F)	494,863	494,863

Total Other Investment Company (Cost $494,863)		494,863

Total Investments (Cost $94,179,986)		85,007,010
Net Other Assets (Liabilities) - (0.2)%		(208,584)

Net Assets - 100.0%		$84,798,426

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPM	01/26/2023	USD	1,501,393	CAD	2,000,000	$31,569	$—
JPM	01/26/2023	USD	2,013,721	EUR	2,000,000	22,718	—
JPM	01/26/2023	USD	1,485,553	GBP	1,300,000	—	(9,769)
JPM	01/26/2023	USD	1,363,309	JPY	193,000,000	50,039	—
JPM	01/26/2023	USD	1,119,912	NZD	1,900,000	13,728	—
JPM	01/27/2023	USD	2,557,655	AUD	3,840,000	93,910	—

Total						$211,964	$(9,769)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Inflation-Protected Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Security	$—	$289,372	$—	$289,372
Corporate Debt Securities	—	4,654,691	—	4,654,691
Foreign Government Obligations	—	11,098,335	—	11,098,335
U.S. Government Obligations	—	68,301,185	—	68,301,185
Short-Term Investment Company	168,564	—	—	168,564
Other Investment Company	494,863	—	—	494,863

Total Investments	$663,427	$84,343,583	$—	$85,007,010

Other Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$211,964	$—	$211,964

Total Other Financial Instruments	$—	$211,964	$—	$211,964

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$(9,769)	$—	$(9,769)

Total Other Financial Instruments	$—	$(9,769)	$—	$(9,769)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Perpetual maturity. The date displayed is the next call date.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the total value of 144A securities is $1,977,045, representing 2.3% of the Fund’s net assets.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $806,549, collateralized by cash collateral of $494,863 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $328,600. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2022, the total value of Regulation S securities is $7,851,426, representing 9.3% of the Fund’s net assets.
(F)	Rates disclosed reflect the yields at October 31, 2022.
(G)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NZD	New Zealand Dollar
USD	United States Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Inflation-Protected Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

COUNTERPARTY ABBREVIATION:

JPM	JPMorgan Chase Bank, N.A.

PORTFOLIO ABBREVIATIONS:

CPI	Consumer Price Index
LIBOR	London Interbank Offered Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Bond

(unaudited)

MARKET ENVIRONMENT

The macroeconomic story of the fiscal year ended October 31, 2022, was persistently high inflation and the efforts of the U.S. Federal Reserve (“Fed”) to tame it. Despite fears of new shutdowns and further restrictions following the discovery of the COVID-19 omicron variant in November 2021, the Fed was undeterred from formally announcing its plans to accelerate tapering of Treasury and Agency purchases in December 2021 and ending them entirely in March 2022.

By April 2022, the omicron variant had ceded headlines to the stinging inflation story, hawkish Fed and Russia-Ukraine war. There was also a brief inversion of the U.S. Treasury yield curve, signaling we are firmly in a late-cycle economy and fueling concerns of an impending recession. Rapidly rising inflation and other macro and geopolitical headwinds contributed to exceptional volatility in fixed income markets throughout the fiscal year.

Broad underlying price pressures continued to point to hawkishness by the Fed. After already hiking rates at the prior four meetings, the Federal Open Market Committee (“FOMC”) again raised the fed funds rate by 75 basis points at its September 2022 meeting, bringing the target range to 3.00% to 3.25%. At the end of the period, the median dot plot expectation for the end of 2022 fed funds rate was 4.4%.

Employment reports showed continuing strength in the labor market throughout the fiscal year as payrolls grew, pushing the unemployment rate down. Importantly, the labor force participation rate continued to climb higher mid-year as people moved off the sidelines and re-engaged in the labor market. By the close of the fiscal year, the unemployment rate had fallen to 3.5%. However, the labor force participation rate fell, indicating the pace of job growth has been slowing as the economy inches toward cooling.

The close of the fiscal year saw U.S. Gross Domestic Product increase at a stronger-than-expected annualized rate of 2.6%. This increase was largely driven by a 2.8 percentage point contribution from net exports—its largest contribution in over 40 years.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Intermediate Bond (Class R4) returned -15.85%. By comparison, its benchmark, the Bloomberg US Aggregate Bond Index, returned -15.68%.

STRATEGY REVIEW

Although the Fund remained overweight spread-based assets during the period, overall portfolio risk was slightly reduced over the past fiscal year, as the chance of the Fed being able to navigate a soft landing for the economy became less and less likely, in the view of the portfolio managers. While corporate fundamentals remained generally healthy, margin pressures and rising interest costs became a concern for lower-rated credits, prompting the sub-adviser to modestly reduce exposure to BBB-rated credits and redeploy into higher quality defensive names offering attractive all-in yields.

From a duration perspective, the Fund started the fiscal year approximately one-half year short of the benchmark duration given the expectation of a move higher in rates. Over the latter half of the fiscal year, the short position was reduced to around 0.1 years given growing economic headwinds and more attractive yields.

The Fund’s duration underweight and positioning across the curve were the largest contributors to relative returns in the fiscal year. Excess yield also contributed positively to relative performance, while spread factors were a detractor.

At an asset class level, an overweight allocation to asset-backed securities, security selection in commercial mortgage-backed securities and an off-index allocation to non-agency residential mortgage-backed securities were the largest contributors to relative returns. An underweight allocation to and security selection within government securities were the largest detractors in the fiscal year.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Brian W. Westhoff, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	32.0%
U.S. Government Obligations	29.8
U.S. Government Agency Obligations	23.2
Commercial Paper	15.1
Mortgage-Backed Securities	6.4
Asset-Backed Securities	5.8
Short-Term U.S. Government Obligations	5.4
Other Investment Company	1.5
Repurchase Agreement	0.6
Foreign Government Obligations	0.5
Preferred Stocks	0.1
Municipal Government Obligation	0.0 *
Net Other Assets (Liabilities) ^	(20.4)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	8.74
Duration †	6.17

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	58.4%
AAA	10.4
AA	2.2
A	9.3
BBB	20.4
BB	2.8
B	0.2
CCC and Below	0.1
Not Rated	16.6
Net Other Assets (Liabilities) ^	(20.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I2 (NAV)	(15.67)%	(0.49)%	0.07%	03/24/2017
Class I3 (NAV)	(15.74)%	(0.52)%	0.04%	03/24/2017
Class R (NAV)	(16.15)%	(1.00)%	(0.45)%	03/24/2017
Class R4 (NAV)	(15.85)%	(0.73)%	0.85%	09/11/2000
Bloomberg US Aggregate Bond Index (A)	(15.68)%	(0.54)%	0.74%
Class R6 (NAV)	(15.74)%	N/A	(10.81)%	05/28/2021

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in the Fund pertain only to those securities and not the Fund or its yield. The values of bonds change in response to changes in economic conditions, interest rates, and the creditworthiness of individual issuers. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed income securities generally goes down when interest rates rise.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES - 5.8%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (A)	$3,607,125	$3,471,728
Accelerated LLC Series 2021-1H, Class A, 1.35%, 10/20/2040 (A)	880,302	798,370
Bavarian Sky UK 5 PLC Series 2014-1A, Class A1A2, 3-Month LIBOR + 1.20%, 5.44% (B), 10/20/2034 (A)	7,305,000	6,937,800
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (A)	269,755	263,566
CIFC Funding Ltd.
Series 2013-2A, Class A1L2,
3-Month LIBOR + 1.00%, 5.19% (B), 10/18/2030 (A)	6,195,000	6,066,733
Series 2017-3A, Class A1,
3-Month LIBOR + 1.22%, 5.46% (B), 07/20/2030 (A)	10,650,679	10,467,647
Diameter Capital CLO 1 Ltd. Series 2021-1A, Class A1A, 3-Month LIBOR + 1.24%, 5.32% (B), 07/15/2036 (A)	4,000,000	3,824,748
GoodLeap Sustainable Home Solutions Trust
Series 2021-4GS, Class A,
1.93%, 07/20/2048 (A)	9,614,695	7,523,507
Series 2021-5CS, Class A,
2.31%, 10/20/2048 (A)	3,713,058	2,590,904
Series 2022-1GS, Class A,
2.70%, 01/20/2049 (A)	4,887,778	3,694,103
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (A)	1,794,512	1,758,338
JG Wentworth XXI LLC Series 2010-2A, Class A, 4.07%, 01/15/2048 (A)	370,724	359,526
JG Wentworth XXII LLC Series 2010-3A, Class A, 3.82%, 12/15/2048 (A)	533,425	518,469
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (A)	959,704	834,435
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (A)	311,943	306,005
MVW LLC Series 2022-1A, Class A, 4.15%, 11/21/2039 (A)	7,752,644	7,404,726
MVW Owner Trust Series 2019-1A, Class A, 2.89%, 11/20/2036 (A)	402,136	379,041
New Residential Advance Receivables Trust
Series 2020-APT1, Class AT1,
1.03%, 12/16/2052 (A)	12,270,000	12,181,446
Series 2020-T1, Class AT1,
1.43%, 08/15/2053 (A)	11,450,000	10,941,298

	Principal	Value
ASSET-BACKED SECURITIES (continued)
NRZ Advance Receivables Trust Series 2020-T2, Class AT2, 1.48%, 09/15/2053 (A)	$ 7,643,553	$ 7,285,754
Octagon Investment Partners 33 Ltd. Series 2017-1A, Class A1, 3-Month LIBOR + 1.19%, 5.43% (B), 01/20/2031 (A)	3,600,000	3,526,322
Orange Lake Timeshare Trust
Series 2018-A, Class A,
3.10%, 11/08/2030 (A)	777,482	750,254
Series 2018-A, Class B,
3.35%, 11/08/2030 (A)	636,116	613,502
Series 2019-A, Class A,
3.06%, 04/09/2038 (A)	508,011	478,813
Palmer Square CLO Ltd. Series 2015-2A, Class A1R2, 3-Month LIBOR + 1.10%, 5.34% (B), 07/20/2030 (A)	7,848,376	7,680,664
RAAC Trust Series 2007-RP4, Class A, 1-Month LIBOR + 0.35%, 3.94% (B), 11/25/2046 (A)	420,689	367,418
Sierra Timeshare Receivables Funding LLC
Series 2018-3A, Class A,
3.69%, 09/20/2035 (A)	1,037,314	1,019,916
Series 2019-1A, Class A,
3.20%, 01/20/2036 (A)	989,004	946,262
Series 2019-1A, Class B,
3.42%, 01/20/2036 (A)	2,247,737	2,114,641
Series 2021-1A, Class A,
0.99%, 11/20/2037 (A)	2,866,339	2,642,451
SPS Servicer Advance Receivables Trust II Series 2020-T1, Class AT1, 1.28%, 11/15/2052 (A)	286,667	286,089
Towd Point Mortgage Trust
Series 2017-1, Class A1,
2.75% (B), 10/25/2056 (A)	502,249	492,817
Series 2017-3, Class A1,
2.75% (B), 07/25/2057 (A)	745,897	729,153
Series 2017-4, Class A1,
2.75% (B), 06/25/2057 (A)	1,373,859	1,298,597
Series 2017-6, Class A1,
2.75% (B), 10/25/2057 (A)	2,072,293	1,978,319
Series 2018-1, Class A1,
3.00% (B), 01/25/2058 (A)	3,016,396	2,903,170
Series 2018-4, Class A1,
3.00% (B), 06/25/2058 (A)	2,470,626	2,223,938
Series 2019-1, Class A1,
3.70% (B), 03/25/2058 (A)	7,269,655	6,674,889
Series 2020-4, Class A1,
1.75%, 10/25/2060 (A)	2,364,007	2,090,105
Trafigura Securitisation Finance PLC Series 2021-1A, Class A2, 1.08%, 01/15/2025 (A)	4,500,000	4,008,551
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033 (A)	1,392,833	1,383,303

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Wellfleet CLO Ltd. Series 2016-2A, Class A1R, 3-Month LIBOR + 1.14%, 5.38% (B), 10/20/2028 (A)	$ 5,208,447	$ 5,134,169

Total Asset-Backed Securities (Cost $143,882,369)		136,951,487

CORPORATE DEBT SECURITIES - 32.0%
Aerospace & Defense - 0.6%
Boeing Co.
3.50%, 03/01/2039	7,305,000	4,777,755
5.15%, 05/01/2030	5,153,000	4,766,025
Huntington Ingalls Industries, Inc. 2.04%, 08/16/2028	4,624,000	3,712,112

		13,255,892

Air Freight & Logistics - 0.3%
GXO Logistics, Inc. 2.65%, 07/15/2031	9,977,000	7,107,604

Airlines - 0.5%
American Airlines Pass-Through Trust 3.20%, 12/15/2029	166	139
JetBlue Pass-Through Trust Series 2019, Class AA, 2.75%, 11/15/2033	3,965,237	3,148,058
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027 (A)	4,783,553	4,729,045
United Airlines Pass-Through Trust 3.75%, 03/03/2028	3,926,041	3,529,663

		11,406,905

Auto Components - 0.3%
Aptiv PLC / Aptiv Corp. 3.25%, 03/01/2032	3,121,000	2,487,084
BorgWarner, Inc. 3.38%, 03/15/2025	3,645,000	3,480,088

		5,967,172

Automobiles - 0.3%
General Motors Co. 6.25%, 10/02/2043	1,445,000	1,265,007
Stellantis Finance US, Inc. 6.38%, 09/12/2032 (A)	6,271,000	5,801,573

		7,066,580

Banks - 3.6%
Banco Santander SA 2.75%, 12/03/2030	2,400,000	1,657,245
Bank of America Corp.
Fixed until 03/11/2031, 2.65% (B), 03/11/2032	5,492,000	4,221,227
Fixed until 12/20/2027, 3.42% (B), 12/20/2028	5,781,000	5,102,590
Fixed until 04/27/2032, 4.57% (B), 04/27/2033	11,175,000	9,893,992
Barclays PLC Fixed until 11/02/2025, 1.00% (B), 11/02/2026	7,149,000	7,137,420

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Citigroup, Inc. Fixed until 10/27/2027, 3.52% (B), 10/27/2028	$ 12,004,000	$ 10,617,533
Commerzbank AG 8.13%, 09/19/2023 (A)	4,227,000	4,212,080
HSBC Holdings PLC Fixed until 08/11/2027, 5.21% (B), 08/11/2028	6,664,000	6,100,059
Intesa Sanpaolo SpA
Fixed until 06/01/2031, 4.20% (B), 06/01/2032 (A)	1,044,000	706,134
5.02%, 06/26/2024 (A)	2,745,000	2,591,078
JPMorgan Chase & Co.
Fixed until 04/22/2026, 1.58% (B), 04/22/2027	7,011,000	6,028,438
Fixed until 02/01/2027, 3.78% (B), 02/01/2028	2,474,000	2,251,040
Fixed until 09/14/2032, 5.72% (B), 09/14/2033	11,009,000	10,258,063
UniCredit SpA Fixed until 06/03/2031, 3.13% (B), 06/03/2032 (A)	6,341,000	4,463,826
Wells Fargo & Co.
4.10%, 06/03/2026	6,005,000	5,678,388
Fixed until 07/25/2027, 4.81% (B), 07/25/2028	2,268,000	2,147,326
Fixed until 06/15/2024 (C), 5.90% (B)	2,943,000	2,668,933

		85,735,372

Beverages - 0.4%
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048	4,426,000	3,570,215
4.75%, 01/23/2029	2,789,000	2,711,106
Constellation Brands, Inc.
3.15%, 08/01/2029	1,440,000	1,230,973
3.70%, 12/06/2026	1,889,000	1,761,517

		9,273,811

Biotechnology - 0.5%
AbbVie, Inc.
3.20%, 05/14/2026	2,346,000	2,185,160
4.05%, 11/21/2039	3,184,000	2,556,823
Amgen, Inc. 2.00%, 01/15/2032	4,897,000	3,721,804
CSL Finance PLC 4.63%, 04/27/2042 (A)	2,753,000	2,315,141
Gilead Sciences, Inc. 4.15%, 03/01/2047	1,594,000	1,239,320

		12,018,248

Building Products - 0.6%
Carlisle Cos., Inc.
2.20%, 03/01/2032	3,830,000	2,813,503
3.75%, 12/01/2027	3,740,000	3,411,369
Carrier Global Corp. 2.72%, 02/15/2030	2,352,000	1,932,349
Owens Corning 7.00%, 12/01/2036	6,916,000	6,982,512

		15,139,733

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets - 2.2%
Bank of New York Mellon Corp. Fixed until 10/25/2032, 5.83% (B), 10/25/2033	$ 4,755,000	$ 4,757,382
Credit Suisse Group AG
Fixed until 09/11/2024, 2.59% (B), 09/11/2025 (A)	4,526,000	4,018,326
Fixed until 08/12/2032, 6.54% (B), 08/12/2033 (A)	8,211,000	7,141,393
Deutsche Bank AG
Fixed until 11/26/2024, 3.96% (B), 11/26/2025	3,026,000	2,792,331
Fixed until 05/24/2023, 4.30% (B), 05/24/2028	3,673,000	3,359,860
Goldman Sachs Group, Inc.
Fixed until 02/24/2032, 3.10% (B), 02/24/2033	10,385,000	8,101,861
6.75%, 10/01/2037	4,965,000	4,950,545
Morgan Stanley
Fixed until 12/10/2025, 0.99% (B), 12/10/2026	2,210,000	1,890,417
Fixed until 07/20/2032, 4.89% (B), 07/20/2033	5,027,000	4,570,055
5.00%, 11/24/2025	2,775,000	2,730,374
Northern Trust Corp. 6.13%, 11/02/2032	6,903,000	6,902,251

		51,214,795

Chemicals - 0.2%
International Flavors & Fragrances, Inc. 2.30%, 11/01/2030 (A)	4,965,000	3,728,632

Commercial Services & Supplies - 0.7%
ADT Security Corp. 4.13%, 08/01/2029 (A)	2,731,000	2,341,860
Ashtead Capital, Inc. 4.25%, 11/01/2029 (A)	3,037,000	2,639,368
ERAC USA Finance LLC
2.70%, 11/01/2023 (A)	2,767,000	2,685,569
3.85%, 11/15/2024 (A)	4,063,000	3,915,713
Triton Container International Ltd. / TAL International Container Corp. 3.25%, 03/15/2032	6,048,000	4,336,177

		15,918,687

Construction & Engineering - 0.1%
Quanta Services, Inc. 2.90%, 10/01/2030	3,740,000	2,948,510

Consumer Finance - 1.1%
Ally Financial, Inc. 8.00%, 11/01/2031	6,502,000	6,664,981
BMW US Capital LLC 2.80%, 04/11/2026 (A)	4,981,000	4,563,919
Ford Motor Credit Co. LLC 3.38%, 11/13/2025	3,928,000	3,563,521
General Motors Financial Co., Inc. 5.00%, 04/09/2027	4,041,000	3,818,023
Nissan Motor Acceptance Co. LLC 2.45%, 09/15/2028 (A)	4,767,000	3,436,780
Volkswagen Group of America Finance LLC 1.63%, 11/24/2027 (A)	3,463,000	2,775,474

		24,822,698

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Containers & Packaging - 0.1%
Sonoco Products Co. 2.25%, 02/01/2027	$ 3,740,000	$ 3,273,420

Diversified Financial Services - 1.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.85%, 10/29/2041	6,388,000	4,232,675
4.45%, 04/03/2026	6,232,000	5,757,563
4.50%, 09/15/2023	4,363,000	4,285,068
Aviation Capital Group LLC
1.95%, 01/30/2026 (A)	3,332,000	2,782,531
5.50%, 12/15/2024 (A)	8,463,000	8,140,293

		25,198,130

Diversified Telecommunication Services - 0.5%
Sprint Capital Corp. 6.88%, 11/15/2028	822,000	848,287
Verizon Communications, Inc.
1.68%, 10/30/2030	5,851,000	4,352,144
2.99%, 10/30/2056	9,757,000	5,587,074

		10,787,505

Electric Utilities - 1.3%
Appalachian Power Co. 3.40%, 06/01/2025	4,135,000	3,944,930
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	614,000	596,111
DTE Electric Co. 4.30%, 07/01/2044	7,295,000	5,877,414
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	10,102,000	8,323,760
Duke Energy Progress LLC 3.60%, 09/15/2047	2,726,000	1,916,546
Entergy Arkansas LLC 3.70%, 06/01/2024	1,493,000	1,466,400
Oncor Electric Delivery Co. LLC 5.30%, 06/01/2042	707,000	661,484
Pacific Gas & Electric Co. 2.50%, 02/01/2031	4,892,000	3,652,095
PacifiCorp
3.60%, 04/01/2024	2,917,000	2,861,246
5.75%, 04/01/2037	535,000	507,476
Public Service Electric & Gas Co. 3.00%, 05/15/2025	1,955,000	1,856,022

		31,663,484

Electronic Equipment, Instruments & Components - 0.3%
Arrow Electronics, Inc. 2.95%, 02/15/2032	3,592,000	2,728,743
Keysight Technologies, Inc. 4.60%, 04/06/2027	3,395,000	3,252,298
Sensata Technologies, Inc. 4.38%, 02/15/2030 (A)	2,585,000	2,223,643

		8,204,684

Energy Equipment & Services - 0.3%
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (A)	5,457,000	4,953,803
Schlumberger Investment SA 3.65%, 12/01/2023	1,121,000	1,104,960

		6,058,763

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts - 2.7%
American Tower Trust #1 3.65%, 03/23/2028 (A)	$ 2,800,000	$ 2,517,525
Broadstone Net Lease LLC 2.60%, 09/15/2031	6,211,000	4,474,867
Corporate Office Properties LP
2.00%, 01/15/2029	1,623,000	1,209,826
2.25%, 03/15/2026	1,209,000	1,047,449
Invitation Homes Operating Partnership LP 4.15%, 04/15/2032	2,844,000	2,361,053
Office Properties Income Trust 3.45%, 10/15/2031	2,512,000	1,537,285
Physicians Realty LP 2.63%, 11/01/2031	5,653,000	4,188,707
Realty Income Corp. 5.63%, 10/13/2032	2,319,000	2,264,800
SBA Tower Trust
1.63%, 05/15/2051 (A)	6,278,000	5,236,452
1.88%, 07/15/2050 (A)	1,100,000	962,276
2.84%, 01/15/2050 (A)	13,134,000	12,192,560
3.45%, 03/15/2048 (A)	8,244,000	8,162,897
Simon Property Group LP 2.20%, 02/01/2031	3,744,000	2,801,952
Ventas Realty LP 3.25%, 10/15/2026	5,018,000	4,540,273
VICI Properties LP 4.95%, 02/15/2030	6,748,000	6,098,857
Weyerhaeuser Co. 4.00%, 04/15/2030	5,505,000	4,807,229

		64,404,008

Food & Staples Retailing - 0.4%
7-Eleven, Inc. 1.80%, 02/10/2031 (A)	5,842,000	4,307,564
Sysco Corp. 3.30%, 07/15/2026	5,932,000	5,480,997

		9,788,561

Food Products - 0.8%
Bunge Ltd. Finance Corp. 2.75%, 05/14/2031	4,825,000	3,785,456
Cargill, Inc. 5.13%, 10/11/2032 (A)	2,894,000	2,819,376
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc. 3.00%, 02/02/2029 (A)	2,483,000	2,011,243
Pilgrim’s Pride Corp. 3.50%, 03/01/2032 (A)	6,300,000	4,833,738
Viterra Finance BV 4.90%, 04/21/2027 (A)	5,002,000	4,568,901

		18,018,714

Health Care Equipment & Supplies - 0.2%
Alcon Finance Corp. 2.75%, 09/23/2026 (A)	3,484,000	3,097,704
Koninklijke Philips NV 5.00%, 03/15/2042	2,162,000	1,775,463

		4,873,167

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services - 1.4%
Centene Corp. 3.38%, 02/15/2030	$ 2,847,000	$ 2,363,579
Cigna Corp. 2.40%, 03/15/2030	4,530,000	3,684,371
CVS Health Corp.
2.70%, 08/21/2040	3,472,000	2,234,892
3.75%, 04/01/2030	2,613,000	2,305,397
Elevance Health, Inc. 2.25%, 05/15/2030	3,178,000	2,549,773
HCA, Inc.
4.13%, 06/15/2029	1,870,000	1,648,946
5.25%, 04/15/2025	1,795,000	1,763,533
5.50%, 06/15/2047	2,893,000	2,408,090
Laboratory Corp. of America Holdings 2.95%, 12/01/2029	2,929,000	2,452,875
Molina Healthcare, Inc. 4.38%, 06/15/2028 (A)	1,520,000	1,363,227
UnitedHealth Group, Inc.
4.20%, 05/15/2032	6,847,000	6,296,652
6.05%, 02/15/2063	4,135,000	4,234,160

		33,305,495

Hotels, Restaurants & Leisure - 0.4%
Expedia Group, Inc.
2.95%, 03/15/2031	402,000	304,772
3.80%, 02/15/2028	2,801,000	2,489,780
Hyatt Hotels Corp. 1.80%, 10/01/2024	2,477,000	2,309,744
Warnermedia Holdings, Inc. 5.05%, 03/15/2042 (A)	6,515,000	4,752,723

		9,857,019

Industrial Conglomerates - 0.1%
General Electric Co. 4.13%, 10/09/2042	2,771,000	2,141,367

Insurance - 1.3%
Alleghany Corp. 3.25%, 08/15/2051	8,075,000	5,157,615
Aon Corp. / Aon Global Holdings PLC 5.00%, 09/12/2032	6,254,000	5,872,811
Global Atlantic Finance Co. 3.13%, 06/15/2031 (A)	9,317,000	6,556,358
Muenchener Rueckversicherungs-Gesellschaft AG Fixed until 11/23/2031, 5.88% (B), 05/23/2042 (A)	3,400,000	3,238,146
Ohio National Financial Services, Inc.
6.05%, 01/24/2030 (A)	4,906,000	4,421,424
6.63%, 05/01/2031 (A)	1,348,000	1,265,190
Prudential Financial, Inc. Fixed until 07/01/2030, 3.70% (B), 10/01/2050	6,079,000	4,725,268

		31,236,812

Interactive Media & Services - 0.3%
Baidu, Inc. 4.38%, 05/14/2024 (D)	4,652,000	4,570,916
Tencent Holdings Ltd. 3.28%, 04/11/2024 (A)	2,683,000	2,595,963

		7,166,879

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
IT Services - 0.1%
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (A)	$ 2,902,000	$ 1,916,372

Machinery - 0.2%
CNH Industrial Capital LLC 5.45%, 10/14/2025	5,538,000	5,474,830

Media - 0.4%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.80%, 03/01/2050	3,602,000	2,539,884
Clear Channel Outdoor Holdings, Inc. 5.13%, 08/15/2027 (A)	2,020,000	1,808,304
Comcast Corp. 2.94%, 11/01/2056	1,620,000	933,694
NBCUniversal Media LLC 4.45%, 01/15/2043	3,353,000	2,733,272
Paramount Global 4.20%, 05/19/2032	2,941,000	2,352,503

		10,367,657

Metals & Mining - 0.6%
Anglo American Capital PLC 4.50%, 03/15/2028 (A)	3,182,000	2,887,762
Freeport-McMoRan, Inc. 3.88%, 03/15/2023	7,230,000	7,180,011
Glencore Funding LLC 2.63%, 09/23/2031 (A)	4,976,000	3,728,160

		13,795,933

Multi-Utilities - 0.4%
Black Hills Corp. 4.25%, 11/30/2023	4,781,000	4,735,687
CMS Energy Corp.
3.88%, 03/01/2024	723,000	705,753
4.88%, 03/01/2044	974,000	806,322
Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	2,086,000	2,084,359

		8,332,121

Oil, Gas & Consumable Fuels - 2.1%
Boardwalk Pipelines LP 3.40%, 02/15/2031	3,125,000	2,517,749
Chevron USA, Inc. 3.25%, 10/15/2029	4,089,000	3,662,917
Energy Transfer LP
4.90%, 02/01/2024	2,863,000	2,834,721
5.15%, 03/15/2045	1,668,000	1,294,433
5.95%, 10/01/2043	1,293,000	1,091,120
7.60%, 02/01/2024	4,041,000	4,100,766
Enterprise Products Operating LLC 4.25%, 02/15/2048	8,341,000	6,159,725
Kinder Morgan Energy Partners LP 4.15%, 02/01/2024	3,178,000	3,137,113
Occidental Petroleum Corp. 5.55%, 03/15/2026	5,039,000	5,114,585
Petroleos Mexicanos
6.84%, 01/23/2030	3,109,000	2,481,386
6.88%, 08/04/2026	1,410,000	1,304,484
7.69%, 01/23/2050	641,000	417,567

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources Co. 2.15%, 01/15/2031	$ 6,139,000	$ 4,744,342
Plains All American Pipeline LP / PAA Finance Corp. 3.55%, 12/15/2029	3,097,000	2,578,731
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	2,888,000	2,632,260
Saudi Arabian Oil Co. 1.25%, 11/24/2023 (A)	323,000	310,087
Shell International Finance BV
2.50%, 09/12/2026	3,121,000	2,846,504
3.75%, 09/12/2046	2,857,000	2,125,422
Williams Cos., Inc. 5.40%, 03/04/2044	1,095,000	925,447

		50,279,359

Personal Products - 0.3%
GSK Consumer Healthcare Capital US LLC 3.38%, 03/24/2027	6,802,000	6,150,050

Pharmaceuticals - 0.7%
Astrazeneca Finance LLC 1.20%, 05/28/2026	2,588,000	2,254,910
AstraZeneca PLC 4.38%, 08/17/2048	2,386,000	2,008,367
Bayer US Finance II LLC 4.38%, 12/15/2028 (A)	4,174,000	3,798,577
Bristol-Myers Squibb Co. 1.45%, 11/13/2030	3,184,000	2,435,962
Royalty Pharma PLC 2.20%, 09/02/2030	4,157,000	3,143,357
Viatris, Inc. 2.30%, 06/22/2027	2,488,000	2,045,260

		15,686,433

Professional Services - 0.4%
Equifax, Inc.
2.60%, 12/01/2024	4,000,000	3,775,715
5.10%, 12/15/2027	4,636,000	4,467,408

		8,243,123

Road & Rail - 0.7%
Avolon Holdings Funding Ltd.
2.88%, 02/15/2025 (A)	8,743,000	7,827,568
5.50%, 01/15/2026 (A)	3,257,000	2,991,042
Burlington Northern Santa Fe LLC 4.45%, 01/15/2053	7,909,000	6,593,664

		17,412,274

Semiconductors & Semiconductor Equipment - 1.3%
Advanced Micro Devices, Inc. 3.92%, 06/01/2032	6,496,000	5,787,607
Broadcom, Inc.
1.95%, 02/15/2028 (A) (D)	2,070,000	1,686,005
3.50%, 02/15/2041 (A)	3,314,000	2,177,241
KLA Corp. 3.30%, 03/01/2050 (D)	4,337,000	2,903,377
Microchip Technology, Inc. 0.98%, 09/01/2024	4,561,000	4,184,682

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment (continued)
NXP BV / NXP Funding LLC / NXP USA, Inc.
3.25%, 11/30/2051	$ 1,240,000	$ 714,401
3.40%, 05/01/2030	1,216,000	1,008,318
QUALCOMM, Inc.
3.25%, 05/20/2027	3,552,000	3,299,072
3.25%, 05/20/2050 (D)	2,992,000	2,051,573
Skyworks Solutions, Inc. 1.80%, 06/01/2026	2,526,000	2,154,030
TSMC Global Ltd. 1.38%, 09/28/2030 (A)	5,908,000	4,294,181

		30,260,487

Software - 0.8%
Crowdstrike Holdings, Inc. 3.00%, 02/15/2029 (D)	570,000	480,478
Infor, Inc. 1.75%, 07/15/2025 (A)	5,112,000	4,594,738
Oracle Corp. 3.65%, 03/25/2041	3,404,000	2,297,980
Take-Two Interactive Software, Inc. 3.55%, 04/14/2025	6,520,000	6,217,186
Workday, Inc. 3.50%, 04/01/2027	6,126,000	5,649,102

		19,239,484

Specialty Retail - 0.2%
Lowe’s Cos., Inc. 3.75%, 04/01/2032	4,632,000	3,995,538

Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc. 2.65%, 05/11/2050	3,716,000	2,313,880
Dell International LLC / EMC Corp. 6.02%, 06/15/2026	4,176,000	4,167,386
Seagate HDD Cayman 4.13%, 01/15/2031	3,751,000	2,838,249
Western Digital Corp. 2.85%, 02/01/2029	7,039,000	5,442,414

		14,761,929

Tobacco - 0.2%
BAT Capital Corp. 2.26%, 03/25/2028	5,667,000	4,489,323

Wireless Telecommunication Services - 0.4%
America Movil SAB de CV 4.38%, 07/16/2042	2,100,000	1,640,084
Sprint Corp. 7.88%, 09/15/2023	1,290,000	1,311,503
T-Mobile USA, Inc.
3.50%, 04/15/2031	1,310,000	1,108,142
3.88%, 04/15/2030	6,794,000	5,996,473

		10,056,202

Total Corporate Debt Securities (Cost $843,579,231)		752,043,762

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
Chile - 0.0% (E)
Chile Government International Bonds 3.50%, 01/25/2050 (D)	825,000	543,374

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Colombia - 0.2%
Colombia Government International Bonds 4.50%, 01/28/2026	$ 3,650,000	$ 3,280,320

Indonesia - 0.1%
Indonesia Government International Bonds 4.75%, 01/08/2026 (A)	3,205,000	3,137,113

Mexico - 0.1%
Mexico Government International Bonds 3.75%, 01/11/2028	2,481,000	2,276,903

Panama - 0.0% (E)
Panama Government International Bonds 3.88%, 03/17/2028 (D)	735,000	668,589

Peru - 0.0% (E)
Peru Government International Bonds 7.35%, 07/21/2025	390,000	405,892

Poland - 0.0% (E)
Republic of Poland Government International Bonds 3.00%, 03/17/2023	500,000	496,250

Qatar - 0.1%
Qatar Government International Bonds 3.88%, 04/23/2023 (A)	913,000	909,370

Total Foreign Government Obligations (Cost $12,901,211)		11,717,811

MORTGAGE-BACKED SECURITIES - 6.4%
Alternative Loan Trust
Series 2005-36, Class 2A1A,
1-Month LIBOR + 0.62%, 4.21% (B), 08/25/2035	300,929	253,861
Series 2005-50CB, Class 1A1,
5.50%, 11/25/2035	446,243	360,779
Series 2005-51, Class 3A3A,
1-Month LIBOR + 0.64%, 4.13% (B), 11/20/2035	339,647	273,149
Series 2007-22, Class 2A16,
6.50%, 09/25/2037	4,664,831	1,949,771
Series 2007-5CB, Class 1A31,
5.50%, 04/25/2037	703,662	367,248
BB-UBS Trust Series 2012-TFT, Class A, 2.89%, 06/05/2030 (A)	1,769,257	1,703,452
BBCMS Trust Series 2015-MSQ, Class B, 3.89%, 09/15/2032 (A)	1,100,000	1,097,419
Bear Stearns Alt-A Trust Series 2004-11, Class 2A2, 3.72% (B), 11/25/2034	26,482	24,151
CHL Mortgage Pass-Through Trust
Series 2003-60, Class 1A1,
2.17% (B), 02/25/2034	20,496	19,290
Series 2005-3, Class 1A2,
1-Month LIBOR + 0.58%, 4.17% (B), 04/25/2035	67,392	57,814

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
CIM Trust Series 2021-R6, Class A1, 1.43% (B), 07/25/2061 (A)	$ 5,908,125	$ 5,153,608
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	1,280,763	1,253,838
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	4,165,000	4,066,145
Citigroup Mortgage Loan Trust, Inc.
Series 2014-A, Class A,
4.00% (B), 01/25/2035 (A)	240,538	222,075
Series 2015-PS1, Class A1,
3.75% (B), 09/25/2042 (A)	190,877	176,822
Series 2018-RP1, Class A1,
3.00% (B), 09/25/2064 (A)	1,186,104	1,127,893
COMM Mortgage Trust
Series 2013-CR11, Class AM,
4.72% (B), 08/10/2050	565,000	555,322
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (A)	1,611,456	1,590,955
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	4,680,000	4,558,057
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (A)	17,005,000	15,663,071
Commercial Mortgage Pass-Through Certificates Trust Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (A)	1,573,535	1,343,485
CSMC Trust
Series 2014-11R, Class 17A1,
1-Month LIBOR + 0.15%, 3.23% (B), 12/27/2036 (A)	137,698	136,328
Series 2021-RPL2, Class A1A,
1.11% (B), 01/25/2060 (A)	6,443,680	5,276,434
Series 2021-RPL6, Class A1,
2.00% (B), 10/25/2060 (A)	4,276,492	3,699,403
Fontainebleau Miami Beach Trust
Series 2019-FBLU, Class A,
3.14%, 12/10/2036 (A)	1,300,000	1,197,360
Series 2019-FBLU, Class B,
3.45%, 12/10/2036 (A)	6,050,000	5,580,162
Series 2019-FBLU, Class C,
3.75%, 12/10/2036 (A)	4,570,000	4,221,004
GMACM Mortgage Loan Trust Series 2005-AR1, Class 3A, 3.22% (B), 03/18/2035	3,647	3,156
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (B), 04/10/2031 (A)	881,183	873,927
HarborView Mortgage Loan Trust Series 2004-4, Class 2A, 1-Month LIBOR + 0.56%, 4.04% (B), 06/19/2034	113,964	99,898
Impac CMB Trust Series 2004-6, Class 1A1, 1-Month LIBOR + 0.80%, 4.39% (B), 10/25/2034	5,866	5,560
IndyMac INDX Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.26% (B), 08/25/2037	294,953	225,164

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-DSTY, Class B, 3.77%, 06/10/2027 (A)	$ 4,800,000	$ 912,000
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1,
2.10% (B), 02/25/2034	12,213	10,796
Series 2006-A2, Class 5A1,
3.71% (B), 11/25/2033	8,647	8,234
Series 2006-S3, Class 1A12,
6.50%, 08/25/2036	152,496	62,451
Manhattan West Mortgage Trust Series 2020-1MW, Class A, 2.13%, 09/10/2039 (A)	3,365,000	2,830,434
MASTR Adjustable Rate Mortgages Trust Series 2007-R5, Class A1, 3.59% (B), 11/25/2035 (A)	193,267	123,053
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1,
1-Month LIBOR + 0.64%, 4.23% (B), 10/25/2028	5,376	5,000
Series 2004-A1, Class 2A1,
2.94% (B), 02/25/2034	46,003	43,012
Series 2005-A4, Class 2A2,
3.12% (B), 07/25/2035	44,153	37,806
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11, Class B, 4.35% (B), 08/15/2046	1,035,000	713,455
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (B), 12/25/2052 (A)	783,459	696,132
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (B), 01/25/2054 (A)	333,782	306,766
Series 2014-2A, Class A3,
3.75% (B), 05/25/2054 (A)	256,045	232,614
Series 2014-3A, Class AFX3,
3.75% (B), 11/25/2054 (A)	880,086	806,748
Series 2015-2A, Class A1,
3.75% (B), 08/25/2055 (A)	1,108,738	1,015,096
Series 2016-2A, Class A1,
3.75% (B), 11/26/2035 (A)	984,556	905,697
Series 2016-3A, Class A1B,
3.25% (B), 09/25/2056 (A)	1,961,882	1,776,376
Series 2017-1A, Class A1,
4.00% (B), 02/25/2057 (A)	1,777,594	1,667,594
Series 2017-2A, Class A3,
4.00% (B), 03/25/2057 (A)	1,988,412	1,857,386
Series 2017-3A, Class A1,
4.00% (B), 04/25/2057 (A)	2,795,256	2,638,422
Series 2017-4A, Class A1,
4.00% (B), 05/25/2057 (A)	1,399,148	1,296,456
Series 2018-1A, Class A1A,
4.00% (B), 12/25/2057 (A)	858,823	804,617
Series 2018-RPL1, Class A1,
3.50% (B), 12/25/2057 (A)	7,719,246	7,210,167
Series 2019-4A, Class A1B,
3.50% (B), 12/25/2058 (A)	5,855,789	5,264,814

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust (continued)
Series 2019-5A, Class A1B,
3.50% (B), 08/25/2059 (A)	$ 1,455,448	$ 1,360,364
Series 2019-6A, Class A1B,
3.50% (B), 09/25/2059 (A)	2,088,406	1,925,041
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (A)	11,917,000	11,470,157
Palisades Center Trust Series 2016-PLSD, Class A, 2.71%, 04/13/2033 (A)	6,500,000	5,090,150
RALI Trust Series 2007-QO4, Class A1A, 1-Month LIBOR + 0.38%, 3.97% (B), 05/25/2047	270,034	239,357
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-15, Class 1A1,
3.60% (B), 07/25/2035	201,944	125,155
Series 2007-3, Class 3A1,
3.49% (B), 04/25/2047	508,405	260,680
Structured Asset Mortgage Investments II Trust Series 2003-AR4, Class A1, 1-Month LIBOR + 0.70%, 4.18% (B), 01/19/2034	13,701	12,810
Towd Point Mortgage Trust
Series 2019-4, Class A1,
2.90% (B), 10/25/2059 (A)	10,499,311	9,567,038
Series 2021-1, Class A1,
2.25% (B), 11/25/2061 (A)	4,559,791	4,028,533
Series 2022-4, Class A1,
3.75% (B), 09/25/2062 (A)	14,687,393	13,569,794
WaMu Mortgage Pass-Through Certificates Trust
Series 2005-AR8, Class 2A1A,
1-Month LIBOR + 0.58%, 4.17% (B), 07/25/2045	19,496	17,672
Series 2007-OA6, Class 1A1B,
12-MTA + 0.81%, 2.18% (B), 07/25/2047	24,560	491
Wells Fargo Commercial Mortgage Trust
Series 2015-C26, Class B,
3.78%, 02/15/2048	3,000,000	2,770,710
Series 2015-C29,Class AS,
4.01%, 06/15/2048 (B)	6,250,000	5,842,008

Total Mortgage-Backed Securities (Cost $168,158,526)		150,641,687

MUNICIPAL GOVERNMENT OBLIGATION - 0.0% (E)
Georgia - 0.0% (E)
Municipal Electric Authority of Georgia, Revenue Bonds, Series A, 6.64%, 04/01/2057	270,000	271,877

Total Municipal Government Obligation (Cost $319,313)		271,877

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 23.2%
Federal Home Loan Mortgage Corp.
12-Month LIBOR + 1.66%, 1.96% (B), 01/01/2038	$ 52,601	$ 52,478
12-Month LIBOR + 1.75%, 2.00% (B), 12/01/2034	6,146	6,096
12-Month LIBOR + 1.90%, 2.40% (B), 02/01/2041	20,815	20,457
6-Month LIBOR + 1.57%, 2.82% (B), 02/01/2037	1,923	1,869
6-Month LIBOR + 2.12%, 2.91% (B), 05/01/2037	4,724	4,605
6-Month LIBOR + 1.36%, 3.56% (B), 05/01/2037	13,622	13,697
6-Month LIBOR + 1.57%, 3.69% (B), 04/01/2037	12,212	12,229
12-Month LIBOR + 1.73%, 3.98% (B), 09/01/2035	155,725	156,961
12-Month LIBOR + 1.80%, 4.05% (B), 09/01/2037	9,991	10,115
5.00%, 12/01/2035	201,118	201,384
6.00%, 05/01/2031	148,515	150,583
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.81%, 01/25/2025	10,399,334	9,942,798
2.89%, 06/25/2027	3,398,152	3,333,879
3.01%, 07/25/2025	12,812,000	12,198,669
3.06% (B), 08/25/2024	4,877,128	4,718,506
3.17%, 10/25/2024	17,140,000	16,559,506
3.49%, 01/25/2024	6,965,000	6,841,201
Federal National Mortgage Association
12-Month LIBOR + 1.75%, 2.25% (B), 03/01/2041	11,840	11,611
6-Month LIBOR + 1.51%, 3.14% (B), 01/01/2035	3,825	3,882
6-Month LIBOR + 0.93%, 3.15% (B), 08/01/2037	1,011	1,008
3.50%, 07/01/2028 - 01/01/2029	901,113	868,543
6-Month LIBOR + 1.53%, 3.65% (B), 08/01/2034	683	678
12-Month LIBOR + 1.74%, 3.70% (B), 08/01/2035	17,311	17,556
4.50%, 02/01/2025 - 04/01/2025	23,941	23,719
5.00%, 04/01/2039 - 11/01/2039	4,832,577	4,753,831
5.50%, 04/01/2036 - 12/01/2041	2,137,383	2,189,491
6.00%, 02/01/2034 - 01/01/2040	2,141,480	2,197,380
6.50%, 06/01/2038 - 05/01/2040	856,459	890,559
Government National Mortgage Association, Interest Only STRIPS Series 2012-120, Class IO, 0.65% (B), 02/16/2053	2,552,128	41,862
Tennessee Valley Authority 5.88%, 04/01/2036	2,768,000	2,994,032
Uniform Mortgage-Backed Security
2.00%, TBA (F)	83,540,000	69,172,542
2.50%, TBA (F)	144,609,000	120,215,098
3.00%, TBA (F)	106,511,000	91,315,171
3.50%, TBA (F)	108,700,000	96,429,838

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Uniform Mortgage-Backed Security (continued)
4.00%, TBA (F)	$ 71,248,000	$ 64,835,680
4.50%, TBA (F)	36,282,000	34,038,468

Total U.S. Government Agency Obligations (Cost $559,576,559)		544,225,982

U.S. GOVERNMENT OBLIGATIONS - 29.8%
U.S. Treasury - 28.5%
U.S. Treasury Bonds
1.25%, 05/15/2050	21,429,000	10,979,851
1.88%, 02/15/2051 - 11/15/2051	11,868,000	7,195,570
2.00%, 02/15/2050	9,112,000	5,766,899
2.25%, 08/15/2046 - 02/15/2052	25,918,000	17,312,459
2.38%, 02/15/2042 - 05/15/2051	18,112,000	13,026,883
2.50%, 02/15/2045 - 05/15/2046	42,510,200	30,382,448
2.75%, 08/15/2042 - 11/15/2047	20,088,500	15,305,285
2.88%, 08/15/2045 - 05/15/2049	9,895,500	7,622,432
3.00%, 05/15/2042 - 08/15/2052	65,700,300	52,331,799
3.13%, 02/15/2042 - 05/15/2048	18,503,000	15,300,979
3.63%, 02/15/2044	9,479,600	8,337,234
5.25%, 02/15/2029	25,842,100	27,157,423
U.S. Treasury Notes
0.25%, 05/31/2025	3,253,000	2,920,584
0.63%, 05/15/2030	2,059,000	1,599,103
0.63%, 08/15/2030 (D)	9,737,000	7,513,084
0.88%, 06/30/2026	2,410,100	2,124,654
1.13%, 02/15/2031	5,731,000	4,578,756
1.25%, 11/30/2026	12,997,000	11,501,837
1.38%, 11/15/2031	4,848,000	3,863,629
1.50%, 08/15/2026 - 02/15/2030	73,171,700	65,104,740
1.63%, 11/15/2022 - 05/15/2031	48,633,300	45,155,485
1.88%, 02/15/2032	21,448,800	17,815,909
2.25%, 11/15/2025 (D)	1,956,500	1,834,142
2.25%, 11/15/2027	123,937,400	112,584,541
2.38%, 01/31/2023	1,558,000	1,551,247
2.50%, 08/15/2023 - 05/31/2024	10,916,000	10,711,336
2.63%, 02/15/2029	2,275,400	2,071,681
2.75%, 05/15/2025 - 08/15/2032	77,906,400	69,788,360
2.88%, 05/15/2028 - 05/15/2032	75,516,800	69,237,074
3.13%, 11/15/2028	13,172,000	12,374,991
3.25%, 08/31/2024 (D)	13,397,000	13,087,718
4.13%, 09/30/2027 (D)	3,536,000	3,515,557

		669,653,690

U.S. Treasury Inflation-Protected Securities - 1.3%
U.S. Treasury Inflation-Protected Indexed Bonds
0.25%, 02/15/2050	7,467,264	4,941,739
1.75%, 01/15/2028	4,405,355	4,412,841
2.50%, 01/15/2029	13,214,867	13,815,988
U.S. Treasury Inflation-Protected Indexed Notes 0.13%, 07/15/2030	7,715,380	6,881,004

		30,051,572

Total U.S. Government Obligations (Cost $781,501,128)		699,705,262

	Shares	Value
PREFERRED STOCKS - 0.1%
Banks - 0.1%
Citigroup Capital XIII, 3-Month LIBOR + 6.37%, 10.83% (B)	98,502	$ 2,703,880

Electric Utilities - 0.0% (E)
SCE Trust III, Series H, Fixed until 03/15/2024, 5.75% (B) (D)	7,998	154,681

Total Preferred Stocks (Cost $2,900,924)		2,858,561

	Principal	Value
COMMERCIAL PAPER - 15.1%
Banks - 4.7%
ABN AMRO Funding USA LLC 4.14% (G), 01/11/2023	$11,073,000	10,981,493
Concord Minutemen Capital Co. LLC 3.36% (G), 12/19/2022	9,000,000	8,951,796
Korea Development Bank 3.07% (G), 12/01/2022	9,320,000	9,290,081
Lloyds Bank PLC
2.83% (G), 11/08/2022	14,425,000	14,413,841
4.51% (G), 01/17/2023	7,908,000	7,832,850
Mackinac Funding Co. LLC 3.19% (G), 12/01/2022	17,500,000	17,442,420
Macquarie Bank Ltd. 3.01% (G), 11/21/2022	17,500,000	17,462,515
Swedbank AB 4.47% (G), 01/27/2023	23,785,000	23,530,284

		109,905,280

Diversified Financial Services - 8.5%
Anglesea Funding LLC
3.78% (G), 12/14/2022	2,350,000	2,338,824
4.41% (G), 01/19/2023	7,000,000	6,930,778
Atlantic Asset Securitization LLC
2.96% (G), 11/17/2022	12,773,000	12,751,183
3.63% (G), 12/15/2022	10,000,000	9,951,500
CAFCO LLC 3.02% (G), 11/09/2022	14,000,000	13,987,666
Cancara Asset Securitisation LLC 3.15% (G), 12/02/2022	10,500,000	10,464,655
Chariot Funding LLC 3.98% (G), 01/09/2023	14,900,000	14,776,491
Glencove Funding LLC 3.66% (G), 12/14/2022	7,100,000	7,066,235
Gotham Funding Corp. 3.63% (G), 12/12/2022	21,000,000	20,904,891
Liberty Street Funding LLC
3.12% (G), 11/28/2022	10,250,000	10,220,136
3.63% (G), 12/22/2022	10,900,000	10,837,274
4.83% (G), 02/07/2023	1,275,000	1,258,153
Longship Funding LLC
2.93% (G), 11/03/2022	4,008,000	4,006,910
4.43% (G), 01/17/2023	14,000,000	13,867,807
Mont Blanc Capital Corp.
3.41% (G), 11/09/2022	2,927,000	2,924,421
4.51% (G), 01/20/2023	15,000,000	14,849,576
Nieuw Amsterdam Receivables Corp. BV 4.21% (G), 01/23/2023	15,000,000	14,841,380

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
COMMERCIAL PAPER (continued)
Diversified Financial Services (continued)
Sheffield Receivables Co. LLC
3.19% (G), 12/01/2022	$14,000,000	$13,953,598
3.60% (G), 12/15/2022	9,000,000	8,955,338
Starbird Funding Corp. 2.94% (G), 11/07/2022	5,400,000	5,396,325

		200,283,141

Food Products - 0.9%
Britannia Funding Co. LLC
2.96% (G), 11/08/2022	14,000,000	13,989,042
4.56% (G), 01/10/2023	8,000,000	7,932,361

		21,921,403

Software - 1.0%
Manhattan Asset Funding Co. LLC
3.31% (G), 11/14/2022	9,000,000	8,987,463
3.90% (G), 01/05/2023	14,000,000	13,893,432

		22,880,895

Total Commercial Paper (Cost $355,159,509)		354,990,719

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 5.4%
U.S. Treasury Bills
2.52% (G), 11/03/2022 (D)	44,174,000	43,945,650
3.33% (G), 12/29/2022 (D)	83,304,000	82,891,606

Total Short-Term U.S. Government Obligations (Cost $126,878,158)		126,837,256

	Shares	Value
OTHER INVESTMENT COMPANY - 1.5%
Securities Lending Collateral - 1.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (G)	33,777,023	$ 33,777,023

Total Other Investment Company (Cost $33,777,023)		33,777,023

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 1.10% (G), dated 10/31/2022, to be repurchased at $14,048,056 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.47%, due 04/20/2023, and with a value of $14,328,637.	$14,047,627	14,047,627

Total Repurchase Agreement (Cost $14,047,627)		14,047,627

Total Investments (Cost $3,042,681,578)		2,828,069,054
Net Other Assets (Liabilities) - (20.4)%		(478,839,960)

Net Assets - 100.0%		$2,349,229,094

FUTURES CONTRACTS:

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	(125)	12/30/2022	$ (26,007,546)	$ (25,547,852)	$ 459,694	$ —

INVESTMENT VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$136,951,487	$—	$136,951,487
Corporate Debt Securities	—	752,043,762	—	752,043,762
Foreign Government Obligations	—	11,717,811	—	11,717,811
Mortgage-Backed Securities	—	150,641,687	—	150,641,687
Municipal Government Obligation	—	271,877	—	271,877
U.S. Government Agency Obligations	—	544,225,982	—	544,225,982
U.S. Government Obligations	—	699,705,262	—	699,705,262
Preferred Stocks	2,858,561	—	—	2,858,561
Commercial Paper	—	354,990,719	—	354,990,719
Short-Term U.S. Government Obligations	—	126,837,256	—	126,837,256
Other Investment Company	33,777,023	—	—	33,777,023
Repurchase Agreement	—	14,047,627	—	14,047,627

Total Investments	$36,635,584	$2,791,433,470	$—	$2,828,069,054

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

INVESTMENT VALUATION (continued):

Valuation Inputs (continued) (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
Other Financial Instruments
Futures Contracts (I)	$459,694	$—	$—	$459,694

Total Other Financial Instruments	$459,694	$—	$—	$459,694

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the total value of 144A securities is $460,506,302, representing 19.6% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $57,290,065, collateralized by cash collateral of $33,777,023 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $24,682,223. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2022. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(G)	Rates disclosed reflect the yields at October 31, 2022.
(H)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(I)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Muni

(unaudited)

MARKET ENVIRONMENT

In March of 2022, the U.S. Federal Reserve (“Fed”) began hiking rates in order to combat inflation. The fed funds rate was increased by 25 basis points in March followed by four additional hikes throughout the Fund’s fiscal year ended October 31, 2022. This, rising interest rates, was the main driver of underperformance within the municipal sector.

The fiscal year ended with the 10-year municipal/treasury ratio at 84%, cheaper than where it closed at 78% at the start of 2022. Over the fiscal year, the entire curve saw widening with the front end most affected. The front end of the curve widened an average of 288 basis points, whereas the back end widened an average of 240 basis points. For the most part, municipals outperformed Treasuries for the fiscal year. The only underperformance in municipals when compared to Treasuries can be found on the back end of the curve. For example, 30-year municipals widened by 243 basis points versus a 229 basis point widening in 30-year Treasuries.

The Fed has expressed a willingness to do whatever it takes to tame inflation even if it results in putting the economy in a recession. At the end of the fiscal year, the Bloomberg recession probability forecast saw a 60% probability of the U.S. entering a recession within the next year. Historically, municipals have outperformed in recessionary periods as investors have tended to flock to safer assets. In addition, the municipal sell-off this year may prove to be over-done, as the broad municipal bond market, as measured by the Bloomberg Municipal Bond Index, has had negative yearly returns for only six of the 42 years of its history. It was down 11.98% during the fiscal year. The last time this index posted double digit negative returns was in the 1980s, and in the following year it posted a return of over 40%.

Despite the market headwinds, we believe municipal credits continued to look fundamentally strong at period end. The three major agencies have upgraded more issuers versus downgrade largely due to improved tax collections and a focus on improvement in total balances (i.e., general funds, rainy day funds, etc.). Some examples of such upgrades include New Jersey general obligation bonds which were revised to positive from stable based on improved pension funding, as well as Illinois general obligation bonds which were upgraded to BBB+ from BBB largely due to their improved balances and financial flexibility.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Intermediate Muni (Class A) returned -15.92%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Muni Managed Money Intermediate Index, returned -10.70%.

STRATEGY REVIEW

The Fund increased its duration from 5.12 years to 8.65 years during the fiscal year, positioning itself 2.66 years longer than the benchmark. This was the largest detractor from returns in the period, as the yield curve widened throughout the fiscal year. The long end of the yield curve saw the largest underperformance throughout the fiscal year, which detracted from returns as the Fund was overweight relative to the benchmark.

The Fund focused on adding to states with strong demand and excess spread in the period, such as high state income tax rates like California and New York. Additionally, the Fund sought to participate opportunistically in smaller issues which required extra yield to clear the market at issuance.

An overweight to the hospital sector acted as a detractor to performance. The sector was hit particularly hard due to rising labor costs and declining financial metrics. The Fund’s underweight to local general obligation bonds contributed to performance.

Credit quality was a large contributor to underperformance in the Fund during the fiscal year. An off-benchmark allocation to the single-A bucket was the largest detractor from performance on a credit quality basis. However, an underweight to the AAA bucket contributed to performance.

Max Christiana

Matthew Dalton

Cara Grealy

Co-Portfolio Managers

Belle Haven Investments, L.P.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Muni

(unaudited)

Asset Allocation	Percentage of Net Assets
Municipal Government Obligations	95.9%
U.S. Government Obligation	1.6
Repurchase Agreement	1.5
Net Other Assets (Liabilities)	1.0
Total	100.0%

Fund Characteristics	Years
Average Maturity §	13.74
Duration †	8.65

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	1.6%
AAA	3.6
AA	58.3
A	16.5
BBB	11.5
BB	0.7
CCC and Below	0.2
Not Rated	6.6
Net Other Assets (Liabilities)	1.0
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Muni

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(18.64)%	(1.34)%	1.88%	10/31/2012
Class A (NAV)	(15.92)%	(0.69)%	2.22%	10/31/2012
Bloomberg Muni Managed Money Intermediate Index (A)	(10.70)%	0.39%	1.47%
Class C (POP)	(17.23)%	(1.31)%	1.60%	10/31/2012
Class C (NAV)	(16.40)%	(1.31)%	1.60%	10/31/2012
Class I (NAV)	(15.67)%	(0.57)%	2.34%	10/31/2012
Class I2 (NAV)	(15.67)%	(0.49)%	(0.36)%	09/30/2016

(A) The Bloomberg Muni Managed Money Intermediate Index is comprised of tax-exempt bonds with maturities ranging from 1 to 17 years that are rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody’s, S&P and Fitch.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 3.25% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The interest from municipal bonds is expected to be exempt from federal income tax. If a fund investor is a resident in the state of issuance of the bonds held by the fund, interest dividends may also be free of state and local income taxes. Such interest dividends may be subject to federal and/or state alternative minimum taxes. Municipal bond prices can rise or fall depending on interest rates. Interest rates may go up, causing the value of the Fund’s investments to decline. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. All municipal bonds carry credit risk that the issuer will default or be unable to make timely payments of interest and principal. Generally, lower rated bonds carry more credit risk.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 95.9%
Alabama - 4.2%
Alabama State University, Revenue Bonds, BAM, 5.00%, 09/01/2038 - 09/01/2039	$6,045,000	$6,223,010
Black Belt Energy Gas District, Revenue Bonds, Fixed until 12/01/2031, 4.00% (A), 06/01/2051	8,875,000	8,181,487
County of Jefferson Sewer Revenue, Revenue Bonds, Series A, AGM, 5.50%, 10/01/2053	1,075,000	1,105,659
Muscle Shoals Sheffield & Tuscumbia Solid Waste Disposal Authority, Revenue Bonds, Series A, 6.00%, 05/01/2040 (B)	2,850,000	2,635,189
Southeast Energy Authority Cooperative District, Revenue Bonds, Series B, Fixed until 12/01/2031, 4.00% (A), 12/01/2051	42,975,000	38,686,176
University of North Alabama, Revenue Bonds, Series A, BAM, 4.00%, 11/01/2044	2,860,000	2,479,607

		59,311,128

Alaska - 0.0% (C)
State of Alaska International Airports System, Revenue Bonds, Series A, 5.00%, 10/01/2031	65,000	66,687

Arizona - 1.7%
Arizona Industrial Development Authority, Revenue Bonds,
Series A,
4.00%, 10/01/2049	950,000	735,849
5.00%, 03/01/2037	45,000	45,698
Series A, BAM,
5.00%, 06/01/2049 - 06/01/2058	17,120,000	17,384,718
Series B,
4.00%, 07/01/2041 - 07/01/2051	1,525,000	1,109,014
City of Litchfield Park Excise Tax Revenue, Revenue Bonds, 4.00%, 07/01/2041	575,000	521,375
County of Pima, Certificate of Participation, 5.00%, 12/01/2026	35,000	35,557
Industrial Development Authority of the City of Phoenix, Revenue Bonds, 5.00%, 07/01/2036	1,440,000	1,416,034
Industrial Development Authority of the County of Pima, Revenue Bonds, 4.00%, 04/01/2036	240,000	214,964
La Paz County Industrial Development Authority, Revenue Bonds, 4.90%, 06/15/2028 (B)	405,000	382,878

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Arizona (continued)
Maricopa County Industrial Development Authority, Revenue Bonds, 4.00%, 07/01/2049 - 07/01/2054	$ 1,705,000	$ 1,339,045
Tempe Industrial Development Authority, Revenue Bonds, Class A, 4.00%, 12/01/2023 - 12/01/2026	510,000	496,262

		23,681,394

Arkansas - 0.5%
Little Rock School District, General Obligation Limited, 3.00%, 02/01/2026 - 02/01/2028	7,515,000	7,312,149

California - 11.3%
Adelanto Elementary School District Community Facilities District No. 1, Special Tax, BAM, 5.00%, 09/01/2036 - 09/01/2039	2,925,000	3,092,112
Adelanto School District, Special Tax, BAM, 4.00%, 09/01/2035 - 09/01/2036	205,000	199,470
Avalon Community Improvement Agency Successor Agency, Tax Allocation, Series A, AGM, 5.00%, 09/01/2026	155,000	160,965
Baldwin Park / Monrovia School Facilities Grant Financing Authority, Revenue Bonds, AGM, 3.00%, 10/01/2033	60,000	52,489
Beaumont Public Improvement Authority, Revenue Bonds, Series A, AGM, 5.00%, 09/01/2038 - 09/01/2049	7,565,000	7,829,458
California Housing Finance Agency, Revenue Bonds, Series E, FNMA, 2.50%, 02/01/2038	73,608	58,593
California Municipal Finance Authority, Certificate of Participation, Series A, 5.25%, 11/01/2052 (D)	9,250,000	9,147,708
California Municipal Finance Authority, Revenue Bonds,
4.00%, 10/01/2050	3,705,000	3,131,360
4.38%, 07/01/2025 (B)	395,000	396,421
5.00%, 01/01/2035 - 01/01/2049	12,385,000	13,042,365
BAM,
4.00%, 05/15/2034 - 05/15/2040	6,635,000	6,033,914
BAM-TCRS,
5.00%, 05/15/2039 - 05/15/2041	2,385,000	2,389,395
Series A,
4.00%, 11/01/2031 (E)	14,655,000	14,431,658
4.00%, 10/01/2034 - 10/01/2044	5,630,000	4,965,389
4.50%, 06/01/2028 (B)	200,000	192,536
5.00%, 10/01/2044 - 02/01/2047	8,575,000	8,500,147

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
California Public Finance Authority, Revenue Bonds, Series A, 4.25%, 06/15/2029 (B)	$ 690,000	$ 640,472
California School Finance Authority, Revenue Bonds, Series A, 4.00%, 08/01/2025 (B)	300,000	296,235
California Statewide Communities Development Authority, Revenue Bonds,
Series A,
3.00%, 11/01/2022 (B)	140,000	140,000
5.00%, 12/01/2025 - 12/01/2029 (B)	475,000	474,849
5.38%, 08/15/2057 (D)	6,600,000	6,548,965
California Statewide Communities Development Authority, Special Assessment,
4.00%, 09/02/2028	2,040,000	1,979,277
5.00%, 09/02/2034	870,000	888,808
Carmichael Water District, Certificate of Participation, Series A, 4.00%, 11/01/2037	75,000	69,594
Cascade Union Elementary School District, General Obligation Unlimited,
Series B, AGM,
4.00%, 08/01/2036	80,000	77,668
Series B, AGM,
4.00%, 08/01/2034 - 08/01/2037	155,000	150,560
Chowchilla Elementary School District, General Obligation Unlimited, 5.00%, 08/01/2048	650,000	667,624
City of Azusa, Special Tax, AGM, 5.00%, 09/01/2049	1,305,000	1,344,992
City of Lemoore Water Revenue, Revenue Bonds, BAM, 5.00%, 06/01/2049	5,400,000	5,580,924
City of Los Angeles Department of Airports, Revenue Bonds, Series C, 5.00%, 05/15/2038	450,000	456,307
City of Porterville Sewer Revenue, Certificate of Participation, Series C, AGM, 4.00%, 09/15/2049	2,955,000	2,551,222
City of Rancho Cordova, Special Tax, Series B, 4.00%, 09/01/2041	135,000	113,494
City of Sacramento, Special Tax, Series 02, 5.00%, 09/01/2049	1,125,000	1,083,551
Coachella Redevelopment Agency Successor Agency, Tax Allocation, Series A, AGM, 5.00%, 09/01/2030	275,000	288,933

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Colton Joint Unified School District, General Obligation Unlimited, BAM, 4.00%, 02/01/2033	$ 55,000	$ 55,057
Compton Unified School District, General Obligation Unlimited,
Series B, BAM,
Zero Coupon, 06/01/2034	355,000	208,492
Series B, BAM,
4.00%, 06/01/2049	5,805,000	5,017,138
County of El Dorado, Special Tax,
5.00%, 09/01/2029	1,110,000	1,161,380
BAM,
3.00%, 09/01/2025 - 09/01/2026	260,000	256,882
Coyote Canyon Public Facilities Community Facilities District No. 2004-1, Special Tax, Series A, AGM, 4.00%, 09/01/2029	60,000	60,700
Department of Veterans Affairs Veteran’s Farm & Home Purchase Program, Revenue Bonds,
Series B,
3.00%, 12/01/2031	585,000	525,201
3.25%, 12/01/2036	3,150,000	2,694,244
Desert Community College District, General Obligation Unlimited, Series A, 4.00%, 08/01/2051	7,825,000	6,842,061
Etiwanda School District, Special Tax, Series 2, 3.50%, 09/01/2023	75,000	74,226
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Series A, AGM, 5.00%, 01/15/2042	70,000	71,161
Fresno Unified School District, General Obligation Unlimited, Series B, 4.00%, 08/01/2055	2,890,000	2,470,761
Golden State Tobacco Securitization Corp., Revenue Bonds, Series B-2, Zero Coupon, 06/01/2066	45,000,000	3,753,540
Konocti Unified School District, General Obligation Unlimited, AGM, 5.00%, 08/01/2042	630,000	650,249
Lynwood Unified School District, General Obligation Unlimited, Series B, BAM, 4.00%, 08/01/2045 - 08/01/2049	5,100,000	4,396,793
Madera County Public Financing Authority, Revenue Bonds, BAM, 4.00%, 10/01/2050	7,970,000	6,796,742
Menifee Union School District Public Financing Authority, Special Tax,
Series A,
5.00%, 09/01/2023	225,000	226,730

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Menifee Union School District Public Financing Authority, Special Tax, (continued)
Series A, BAM,
5.00%, 09/01/2029 - 09/01/2034	$ 1,100,000	$ 1,138,629
Mountain House Public Financing Authority, Revenue Bonds,
4.00%, 10/01/2046 - 10/01/2051	4,350,000	3,718,128
Series A, BAM,
4.00%, 12/01/2036	235,000	218,487
Oxnard Financing Authority, Revenue Bonds, Series A, BAM, 4.00%, 06/01/2055	2,325,000	1,966,148
Palomar Health, Certificate of Participation, AGM-CR, 4.00%, 11/01/2047	375,000	328,769
Parlier Unified School District, General Obligation Unlimited, Series B, AGM, 4.00%, 08/01/2048	1,010,000	865,421
Rio Elementary School District Community Facilities District, Special Tax, BAM, 5.00%, 09/01/2029 - 09/01/2032	855,000	899,140
River Islands Public Financing Authority, Revenue Bonds, AGM, 4.00%, 09/01/2050	1,400,000	1,194,236
River Islands Public Financing Authority, Special Tax, Series A-1, AGM, 5.25%, 09/01/2052	1,715,000	1,781,055
San Bernardino County Redevelopment Successor Agency, Tax Allocation, Series B, AGM, 5.00%, 09/01/2026	150,000	155,772
San Diego Public Facilities Financing Authority, Revenue Bonds, Series A, 5.00%, 10/15/2044	365,000	373,205
San Diego Unified School District, General Obligation Unlimited,
Series K-2,
Zero Coupon, 07/01/2030	50,000	36,982
Series L,
4.00%, 07/01/2049	2,550,000	2,225,904
San Leandro Unified School District, General Obligation Unlimited, AGC, Zero Coupon (F), 08/01/2039	305,000	269,255
Sanger Unified School District, Certificate of Participation, AGM, 5.00%, 06/01/2052	2,500,000	2,504,438

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Sanger Unified School District, General Obligation Unlimited, Series A, BAM, 4.00%, 08/01/2055	$ 1,005,000	$ 838,992
Santa Ana Unified School District, General Obligation Unlimited, Series A, 4.00%, 08/01/2048	4,265,000	3,691,457
Saugus Union School District Financing Authority, Revenue Bonds, Series A, BAM, 4.00%, 09/01/2049	810,000	667,199
Stockton Public Financing Authority, Special Tax, Series A, BAM, 4.00%, 09/02/2030	685,000	692,945
Sunnyvale School District, General Obligation Unlimited, Series A, 4.00%, 09/01/2050	3,530,000	3,083,438
Sutter Union High School District, General Obligation Unlimited, BAM, Zero Coupon, 08/01/2028	140,000	110,613
Tahoe-Truckee Unified School District, Certificate of Participation, BAM, 4.00%, 06/01/2043	95,000	84,008
Temescal Valley Water District, Special Tax, 4.00%, 09/01/2025	390,000	386,380
Tulare Local Health Care District, General Obligation Unlimited, BAM, 4.00%, 08/01/2039	1,325,000	1,207,709
Upland Community Facilities District, Special Tax, Series A, 4.00%, 09/01/2049	150,000	119,383
West Kern Community College District, Certificate of Participation, AGM, 4.00%, 11/01/2040 - 11/01/2044	990,000	873,333

		161,669,838

Colorado - 2.0%
BNC Metropolitan District No. 1, General Obligation Limited, Series A, BAM, 5.00%, 12/01/2032	360,000	378,783
Bradburn Metropolitan District No. 2, General Obligation Limited, Series A, 4.00%, 12/01/2028 (E)	294,000	272,463
Brighton Crossing Metropolitan District No. 4, General Obligation Limited, Series A, 5.00%, 12/01/2037	525,000	484,625

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Brighton Crossing Metropolitan District No. 6, General Obligation Limited, Series A, 5.00%, 12/01/2050	$ 2,005,000	$ 1,578,415
Bromley Park Metropolitan District No. 2, General Obligation Limited, Series A, BAM, 5.00%, 12/01/2031	285,000	302,197
Castle Oaks Metropolitan District No. 3, General Obligation Limited, AGM, 4.00%, 12/01/2040 - 12/01/2045	1,070,000	933,516
City of Arvada, Certificate of Participation, 4.00%, 12/01/2032 - 12/01/2033	1,080,000	1,089,100
Colorado Educational & Cultural Facilities Authority, Revenue Bonds,
5.00%, 06/15/2029 - 08/01/2031	1,490,000	1,540,336
Series A,
5.00%, 06/01/2036	200,000	204,471
Colorado Health Facilities Authority, Revenue Bonds,
Series A,
4.00%, 08/01/2049	1,950,000	1,518,270
5.00%, 12/01/2033	100,000	100,231
Series B,
4.00%, 01/01/2040	3,295,000	3,017,817
Erie Commons Metropolitan District No. 2, General Obligation Limited, Series A, AGM, 4.00%, 12/01/2039	1,260,000	1,122,995
Heather Gardens Metropolitan District, General Obligation Unlimited, AGM, 4.00%, 12/01/2026 - 12/01/2030	570,000	583,356
Highpointe Vista Metropolitan District No. 2, General Obligation Limited, BAM, 4.00%, 12/01/2046	525,000	483,034
Northglenn Urban Renewal Authority, Tax Allocation, 4.00%, 12/01/2026 - 12/01/2038	1,670,000	1,502,193
Park Creek Metropolitan District, Revenue Bonds,
Series A,
5.00%, 12/01/2032 - 12/01/2037	1,205,000	1,233,842
Series A, AGM,
4.00%, 12/01/2046	6,530,000	5,382,003
Series A, NATL-IBC,
5.00%, 12/01/2045	1,220,000	1,237,529
Rampart Range Metropolitan District No. 5, Revenue Bonds, 4.00%, 12/01/2051	4,000,000	2,572,473
Sand Creek Metropolitan District, General Obligation Limited, AGM, 4.00%, 12/01/2032	475,000	484,117

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Silver Peaks Metropolitan District No. 2, General Obligation Limited, BAM, 5.00%, 12/01/2037 - 12/01/2042	$ 1,520,000	$ 1,570,872
South Sloan’s Lake Metropolitan District No. 2, General Obligation Limited, AGM, 4.00%, 12/01/2044	385,000	330,807
Transport Metropolitan District No. 3, General Obligation Limited, Series A-2, Zero Coupon (F), 12/01/2051	1,000,000	664,463
Wyndham Hill Metropolitan District No. 2, General Obligation Limited, Series A, BAM, 4.00%, 12/01/2034	540,000	535,027

		29,122,935

Connecticut - 0.7%
City of Hartford, General Obligation Unlimited,
Series A,
5.00%, 04/01/2030	20,000	20,025
Series A, AGM,
5.00%, 07/01/2032	135,000	139,031
Series A, BAM-TCRS,
5.00%, 04/01/2025	765,000	766,051
City of New Haven, General Obligation Unlimited,
Series A,
5.50%, 08/01/2035 - 08/01/2037	505,000	533,546
Series A, BAM-TCRS,
5.00%, 08/01/2037	335,000	347,188
Series B, BAM,
5.00%, 08/15/2025	40,000	41,460
Connecticut State Health & Educational Facilities Authority, Revenue Bonds,
Series A, AGM-CR,
2.13%, 07/01/2031	7,790,000	6,265,510
Series B-2,
2.75%, 01/01/2026 (B)	650,000	631,137
State of Connecticut, General Obligation Unlimited, Series B, 4.00%, 03/01/2029	25,000	25,015
Town of Hamden, General Obligation Unlimited,
BAM,
6.00%, 08/15/2033	100,000	110,330
Series A, BAM,
5.00%, 08/01/2027	440,000	461,880

		9,341,173

Delaware - 0.1%
Delaware Municipal Electric Corp., Revenue Bonds, Series A, BAM, 5.00%, 10/01/2035 - 10/01/2038	1,400,000	1,498,590

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Delaware (continued)
Delaware State Economic Development Authority, Revenue Bonds, 5.00%, 08/01/2049	$ 375,000	$ 325,447

		1,824,037

District of Columbia - 1.7%
District of Columbia, Revenue Bonds,
4.00%, 07/01/2049	1,000,000	792,903
5.00%, 07/01/2052	880,000	775,844
Series A,
4.13%, 07/01/2027	810,000	758,655
5.00%, 07/01/2032	1,500,000	1,381,758
District of Columbia Housing Finance Agency, Revenue Bonds, Series A, 3.70%, 09/01/2033	1,310,000	1,201,302
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Revenue Bonds,
AGM,
4.00%, 10/01/2052	19,975,000	16,353,059
Series B, AGM,
4.00%, 10/01/2053	1,195,000	948,628
Series B, AGM-CR,
6.50% (F), 10/01/2044	1,150,000	1,304,433
Series C, AGC,
6.50% (F), 10/01/2041	285,000	316,908

		23,833,490

Florida - 2.8%
Board of Governors International University Dormitory Revenue, Revenue Bonds, Series A, BAM, 4.00%, 07/01/2032	2,195,000	2,189,938
City of Cape Coral Water & Sewer Revenue, Special Assessment, AGM, 2.75%, 09/01/2026	55,000	52,947
City of Fort Myers, Revenue Bonds, 4.00%, 12/01/2032 - 12/01/2033	310,000	312,397
City of Miami Parking System Revenue, Revenue Bonds, BAM, 5.00%, 10/01/2028 - 10/01/2029	745,000	802,012
City of Orlando Tourist Development Tax Revenue, Revenue Bonds,
Series A, AGM,
5.00%, 11/01/2027 - 11/01/2031	2,980,000	3,168,327
Series B, AGM,
5.00%, 11/01/2025 - 11/01/2038	7,820,000	8,161,974
City of Tallahassee, Revenue Bonds, 5.00%, 10/01/2023	55,000	55,085
City of Tampa, Revenue Bonds, Series B, 4.00%, 07/01/2045	940,000	765,745
Florida Development Finance Corp., Revenue Bonds,
AGM,
4.00%, 02/01/2042 - 02/01/2046	4,990,000	4,177,622

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida (continued)
Florida Development Finance Corp., Revenue Bonds, (continued)
Series A,
5.00%, 06/15/2035 - 06/15/2040	$ 2,000,000	$ 1,906,514
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, 5.00%, 04/01/2035	650,000	660,041
Florida Keys Aqueduct Authority, Revenue Bonds, Series A, 5.00%, 09/01/2049	200,000	203,697
Florida State Board of Governors, Revenue Bonds, Series A, AGM, 5.00%, 11/01/2028	390,000	417,119
Herons Glen Recreation District, Special Assessment, BAM, 3.00%, 05/01/2034 - 05/01/2035	405,000	338,950
Hillsborough County Industrial Development Authority, Revenue Bonds, 4.00%, 08/01/2055	6,040,000	4,461,591
Lee County Industrial Development Authority, Revenue Bonds, 5.00%, 11/15/2039	1,000,000	974,251
Miami-Dade County Industrial Development Authority, Revenue Bonds, Series A, 5.00%, 06/01/2047 (B)	1,875,000	1,474,492
North Sumter County Utility Dependent District, Revenue Bonds, BAM, 5.00%, 10/01/2036 - 10/01/2037	500,000	528,889
Orange County Health Facilities Authority, Revenue Bonds, Series A, 5.00%, 10/01/2033 - 10/01/2034	7,810,000	7,964,447
Palm Beach County Health Facilities Authority, Revenue Bonds, 5.00%, 05/15/2032	900,000	847,176
St. Johns County Industrial Development Authority, Revenue Bonds, 4.00%, 12/15/2022 - 12/15/2024	370,000	364,517
Village Community Development District No. 12, Special Assessment, 3.25%, 05/01/2023 (B)	95,000	94,539
Volusia County School Board, Certificate of Participation, Series A, BAM, 5.00%, 08/01/2028	225,000	235,003

		40,157,273

Georgia - 4.0%
Bibb County Development Authority, Revenue Bonds, 5.25%, 06/01/2050	4,920,000	5,106,411
City of Bainbridge Combined Utility Revenue, Revenue Bonds, BAM, 4.00%, 12/01/2051	75,000	64,244

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Georgia (continued)
Cobb County Kennestone Hospital Authority Revenue, Revenue Bonds, 5.00%, 04/01/2050	$ 6,010,000	$ 5,704,067
Cornelia Urban Redevelopment Agency, Revenue Bonds, AGM, 5.00%, 10/01/2054	1,140,000	1,177,326
Development Authority of Lagrange, Revenue Bonds, 4.50%, 10/15/2031	1,935,000	1,747,361
Fulton County Development Authority Revenue, Revenue Bonds, 4.00%, 07/01/2039 - 04/01/2050	10,785,000	8,723,484
Gainesville & Hall County Hospital Authority, Revenue Bonds, Class A, 4.00%, 02/15/2051	9,535,000	7,642,465
George L Smith II Congress Center Authority, Revenue Bonds, 4.00%, 01/01/2036	1,250,000	1,078,345
Georgia Housing & Finance Authority, Revenue Bonds, Series A-1, 3.25%, 12/01/2037	1,320,000	1,121,717
Municipal Electric Authority of Georgia, Revenue Bonds, AGM, 5.00%, 01/01/2062	25,650,000	24,818,339

		57,183,759

Guam - 0.0% (C)
Guam Government Waterworks Authority, Revenue Bonds, 5.00%, 07/01/2025 - 07/01/2031	260,000	264,910

Idaho - 0.3%
County of Nez Perce, Revenue Bonds, 2.75%, 10/01/2024	4,500,000	4,389,174
Idaho Housing & Finance Association, Revenue Bonds,
Series A,
4.00%, 07/01/2026 (B)	100,000	97,421
4.63%, 07/01/2029 (B)	170,000	169,075

		4,655,670

Illinois - 16.1%
Adams County School District No. 172, General Obligation Unlimited,
AGM,
3.00%, 02/01/2033	335,000	298,222
4.00%, 02/01/2032 - 02/01/2035	3,000,000	2,967,556
5.00%, 02/01/2029	1,320,000	1,373,335
Berwyn Municipal Securitization Corp., Revenue Bonds, Series A, AGM- CR, 5.00%, 01/01/2035	8,230,000	8,722,203
Carol Stream Park District, General Obligation Unlimited, BAM, 5.00%, 01/01/2037	1,375,000	1,427,670

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Channahon Park District, General Obligation Unlimited, Series A, BAM, 4.00%, 12/15/2038	$ 50,000	$ 46,089
Chicago Board of Education, General Obligation Unlimited, Series A, NATL, Zero Coupon, 12/01/2022	25,000	24,926
Chicago O’Hare International Airport, Revenue Bonds, Series D, BAM-TCRS, 5.00%, 01/01/2039	25,000	25,074
City of Chicago Wastewater Transmission Revenue, Revenue Bonds,
AGM-CR,
5.00%, 01/01/2024	100,000	100,148
Series A, AGM,
5.25%, 01/01/2042	645,000	657,871
City of Chicago Waterworks Revenue, Revenue Bonds,
5.00%, 11/01/2028	500,000	509,154
AGM-CR,
5.00%, 11/01/2027	165,000	165,514
City of Country Club Hills, General Obligation Unlimited,
BAM,
4.00%, 12/01/2028 - 12/01/2031	1,340,000	1,358,550
4.50%, 12/01/2030 - 12/01/2031	1,295,000	1,308,576
City of East Moline, General Obligation Unlimited, Series A, AGM, 4.00%, 01/15/2036 - 01/15/2037	1,100,000	1,018,931
City of Monmouth, General Obligation Unlimited, Series A, AGM, Zero Coupon, 12/01/2044	100,000	33,089
City of Peoria, General Obligation Unlimited, Series B, BAM-TCRS, 5.00%, 01/01/2026 - 01/01/2027	1,320,000	1,381,862
City of Rock Island, General Obligation Unlimited, Series B, AGM, 4.00%, 12/01/2030	255,000	257,559
City of Waukegan, General Obligation Unlimited,
Series A, AGM,
5.00%, 12/30/2035 - 12/30/2036	2,220,000	2,334,734
Series B, AGM,
5.00%, 12/30/2030 - 12/30/2032	1,620,000	1,708,793
Cook & Will Counties Community College District No. 515, General Obligation Limited, 5.00%, 12/01/2024	45,000	46,253
Cook & Will Counties School District No. 194, General Obligation Limited, Series B, BAM, 5.00%, 12/01/2033	775,000	799,406

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Cook & Will Counties School District No. 194, General Obligation Unlimited, BAM, 4.13%, 12/01/2035	$ 680,000	$ 690,152
Cook County Community College District No. 508, General Obligation Unlimited,
5.00%, 12/01/2024	1,050,000	1,056,801
BAM-TCRS,
5.25%, 12/01/2027 - 12/01/2043	3,050,000	3,105,913
Cook County High School District No. 209 Proviso Township, General Obligation Limited, Series B, AGM, 5.00%, 12/01/2032	1,500,000	1,610,934
Cook County School District No. 111, General Obligation Limited, Series A, BAM, 5.00%, 12/01/2037	2,350,000	2,485,080
Cook County School District No. 111, General Obligation Unlimited, AGM, 4.00%, 12/01/2033 - 12/01/2034	1,195,000	1,182,533
Cook County School District No. 149, General Obligation Limited, Series A-1, AGM, 4.00%, 12/01/2028	980,000	990,550
Cook County School District No. 160, General Obligation Unlimited, Series A, BAM, 4.00%, 12/01/2026 - 12/01/2027	235,000	239,022
Cook County School District No. 94, General Obligation Unlimited, BAM, 4.00%, 12/01/2037 - 12/01/2040	1,230,000	1,143,748
Cook County Township High School District No. 220, General Obligation Unlimited, BAM, 5.00%, 12/01/2034	280,000	290,293
County of Logan, General Obligation Unlimited, Series B, BAM, 3.25%, 11/01/2037	50,000	42,641
County of Sangamon, General Obligation Limited, BAM, 4.00%, 12/15/2040	300,000	274,579
DeKalb & Kane Counties Community Unit School District No. 427, General Obligation Limited, Series B, BAM, 4.00%, 02/01/2039 - 02/01/2040	805,000	749,273
Douglas & Champaign Counties Community Unit School District No. 302, General Obligation Unlimited, Series B, AGM, 4.00%, 12/01/2034	385,000	390,703

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Henry & Whiteside Counties Community Unit School District No. 228, General Obligation Unlimited, Series A, AGM, 5.00%, 08/15/2028	$ 150,000	$ 156,284
Illinois Finance Authority, Revenue Bonds,
4.00%, 08/01/2032 - 10/15/2037	12,875,000	10,887,088
5.00%, 08/01/2025 - 04/01/2034	4,005,000	4,078,479
AGM,
4.00%, 12/01/2023	140,000	140,844
5.00%, 12/01/2036	1,900,000	1,966,528
Series A,
4.00%, 11/01/2023 - 05/01/2050	1,980,000	1,594,584
4.13%, 05/15/2047	5,335,000	4,417,067
5.00%, 11/01/2025 - 11/01/2029	4,760,000	4,786,539
Illinois Housing Development Authority, Revenue Bonds, FNMA, 2.63%, 09/01/2032	1,414,759	1,212,805
Illinois Sports Facilities Authority, Revenue Bonds, BAM-TCRS, 5.00%, 06/15/2029	1,980,000	2,013,594
Illinois State Toll Highway Authority, Revenue Bonds,
Series A,
5.00%, 01/01/2044	1,500,000	1,513,263
Series B,
5.00%, 01/01/2037	40,000	40,609
Kane Cook & DuPage Counties School District No. U-46, General Obligation Limited, Series A, 5.00%, 01/01/2033	135,000	136,087
Kane Cook & DuPage Counties School District No. U-46, General Obligation Unlimited, Series D, 5.00%, 01/01/2025 - 01/01/2026	130,000	131,438
Knox & Warren Counties Community Unit School District No. 205, General Obligation Unlimited,
Series A, BAM,
4.00%, 12/01/2039	1,300,000	1,204,060
Series B,
3.50%, 01/01/2027	135,000	133,531
Series B, BAM,
4.00%, 01/01/2034 - 01/01/2036	1,785,000	1,757,629
Macon County School District No. 61, General Obligation Unlimited,
AGM,
5.00%, 12/01/2040	550,000	558,596
Series C, AGM,
4.00%, 01/01/2040 - 01/01/2045	4,205,000	3,735,681
Macoupin Sangamon & Montgomery Counties Community Unit School District, General Obligation Unlimited, BAM, 4.50%, 12/01/2036 - 12/01/2041	1,625,000	1,632,902

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Madison & Jersey Counties Unit School District No. 11, General Obligation Unlimited,
BAM,
5.00%, 12/01/2030	$ 3,270,000	$ 3,519,241
Series B, BAM,
3.50%, 03/01/2029	1,700,000	1,685,442
Madison-Macoupin Etc. Counties Community College District No. 536, General Obligation Unlimited,
Series A, AGM,
5.00%, 11/01/2031 - 11/01/2033	3,530,000	3,696,517
Series A, BAM-TCRS,
5.00%, 11/01/2026	975,000	1,002,857
McHenry County Community Unit School District No. 12, General Obligation Unlimited, BAM, 5.00%, 01/01/2035	2,625,000	2,698,572
McHenry County Conservation District, General Obligation Unlimited, 5.00%, 02/01/2026	110,000	113,819
McLean County Public Building Commission, Revenue Bonds, 4.00%, 12/01/2034	1,245,000	1,209,404
Metropolitan Pier & Exposition Authority, Revenue Bonds, NATL, 5.70% (F), 06/15/2023	165,000	166,716
Northeastern Illinois University, Certificate of Participation, AGM, 4.00%, 07/01/2025	145,000	142,255
Northern Illinois University, Certificate of Participation, AGM, 5.00%, 09/01/2024	105,000	107,279
Northern Illinois University, Revenue Bonds,
BAM,
4.00%, 10/01/2043	950,000	793,138
Series B, BAM,
4.00%, 04/01/2036 - 04/01/2041	4,395,000	3,811,416
5.00%, 04/01/2027	355,000	368,829
Pulaski Massac Alexander & Johnson Counties Community Unit School District No. 10, General Obligation Unlimited, Series C, AGM, 4.00%, 12/01/2026 - 12/01/2029	625,000	628,945
Regional Transportation Authority, Revenue Bonds, Series A, NATL, 5.50%, 07/01/2025	65,000	68,586
Rock Island County Public Building Commission, Revenue Bonds, AGM, 5.00%, 12/01/2025 - 12/01/2041	1,530,000	1,609,636

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Sales Tax Securitization Corp., Revenue Bonds, BAM-TCRS, 5.00%, 01/01/2038	$ 6,525,000	$ 6,563,169
Sangamon County Water Reclamation District, General Obligation Unlimited, Series A, BAM-TCRS, 4.00%, 01/01/2044	14,135,000	12,430,354
Sangamon Logan & Menard Counties Community Unit School District No. 15, General Obligation Unlimited,
Series B, BAM,
4.00%, 12/01/2038 - 12/01/2040	1,270,000	1,204,046
5.00%, 12/01/2036	345,000	366,238
Southern Illinois University, Certificate of Participation, Series A-1, BAM, 4.00%, 02/15/2026	455,000	454,562
Southern Illinois University, Revenue Bonds, BAM, 4.00%, 04/01/2028 - 04/01/2040	530,000	473,453
Southwestern Illinois Development Authority, Revenue Bonds, Series B, BAM-TCRS, 5.00%, 10/15/2026	1,000,000	1,045,092
St. Clair County School District No. 119, General Obligation Unlimited, Series A, AGM, 4.00%, 04/01/2038	500,000	486,559
State of Illinois, General Obligation Unlimited,
5.00%, 11/01/2035 - 11/01/2038	6,170,000	5,951,389
5.25%, 07/01/2030	1,020,000	1,021,532
5.50%, 07/01/2025 - 05/01/2039	5,885,000	5,911,871
5.75%, 05/01/2045	810,000	812,039
BAM-TCRS,
4.00%, 06/01/2041	16,840,000	14,026,083
Series A,
4.00%, 01/01/2030	225,000	211,656
Series B,
4.00%, 12/01/2039	1,250,000	1,025,306
5.00%, 12/01/2032 - 10/01/2033	19,760,000	19,536,672
Series C,
5.00%, 11/01/2029	8,865,000	8,868,824
Taylorville Community Unit School District No. 3, General Obligation Limited, Series A, AGM, 4.00%, 12/01/2040	585,000	538,180
Tazewell County School District No. 51, General Obligation Unlimited, NATL, 9.00%, 12/01/2022	770,000	773,540
University of Illinois, Revenue Bonds, Series A, AGM, 4.00%, 04/01/2043	5,560,000	4,767,504

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Village of Bedford Park Water System Revenue, Revenue Bonds, Series A, AGM, 4.00%, 12/01/2026	$ 95,000	$ 96,057
Village of Bellwood, General Obligation Unlimited,
AGM,
5.00%, 12/01/2027	235,000	242,305
Series B, AGM,
3.00%, 12/01/2029	1,000,000	929,682
Village of Calumet Park, General Obligation Unlimited, BAM, 4.00%, 12/01/2022 - 12/01/2032	2,020,000	2,032,540
Village of Crestwood, General Obligation Unlimited,
BAM,
4.50%, 12/15/2027 - 12/15/2029	2,395,000	2,397,762
Series B, BAM,
5.00%, 12/15/2028 - 12/15/2035	7,305,000	7,383,833
Village of Dolton, General Obligation Unlimited, Series A, AGC, 4.50%, 12/01/2024	300,000	300,191
Village of Franklin Park, Revenue Bonds, BAM, 5.00%, 04/01/2026	230,000	238,653
Village of Lombard, General Obligation Unlimited, 5.00%, 01/01/2024	250,000	254,004
Village of Lyons, General Obligation Unlimited,
Series B, BAM,
4.00%, 12/01/2036 - 12/01/2037	2,055,000	2,025,366
5.00%, 12/01/2032	125,000	125,141
Series C, BAM,
4.00%, 12/01/2023	235,000	235,144
Village of Matteson, Revenue Bonds, BAM, 5.00%, 12/01/2024 - 12/01/2035	3,610,000	3,810,303
Village of Montgomery, Special Assessment,
BAM,
2.85%, 03/01/2024	133,000	131,060
3.00%, 03/01/2025	130,000	127,184
3.10%, 03/01/2026	186,000	180,917
3.30%, 03/01/2028	177,000	171,004
3.40%, 03/01/2029	641,000	619,807
3.45%, 03/01/2030	121,000	116,793
Village of Mundelein, General Obligation Unlimited, AGM, 4.00%, 12/15/2039	720,000	662,711
Village of Rosemont, General Obligation Unlimited, Series A, BAM, 5.00%, 12/01/2042	11,270,000	11,816,399

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Western Illinois Economic Development Authority, Revenue Bonds, 4.00%, 06/01/2023 - 06/01/2033	$ 2,250,000	$ 2,091,064
Western Illinois University, Revenue Bonds, BAM, 5.00%, 04/01/2024	145,000	147,589
Will County Community High School District No. 210, General Obligation Unlimited, Series A, AGM-CR, 5.00%, 01/01/2027	1,600,000	1,604,705
Will County Community Unit School District No. 201, General Obligation Limited, Series C, AGM, 5.00%, 01/01/2027	1,075,000	1,125,624

		229,871,904

Indiana - 1.4%
Bloomington Redevelopment District, Tax Allocation, Series A-1, 5.00%, 02/01/2026 - 02/01/2040	1,520,000	1,593,415
City of Rockport, Revenue Bonds, Series A, 2.75%, 06/01/2025	1,680,000	1,635,155
Evansville Redevelopment Authority, Revenue Bonds, BAM, 4.00%, 02/01/2029	1,545,000	1,562,305
Indiana Finance Authority, Revenue Bonds,
5.00%, 10/01/2035	2,220,000	2,312,811
Series A,
3.00%, 11/01/2030	3,470,000	2,941,156
Series B,
2.50%. 11/01/2030	2,500,000	2,044,306
3.00%, 11/01/2030	625,000	529,747
Indiana Health Facility Financing Authority, Revenue Bonds, 5.00%, 11/15/2034	1,725,000	1,762,223
Merrillville Building Corp., Revenue Bonds, BAM, 4.00%, 07/15/2036 - 12/15/2039	2,455,000	2,317,200
Merrillville Redevelopment Authority, Revenue Bonds, BAM, 4.00%, 07/15/2036 - 12/15/2039	2,685,000	2,510,374
Wawasee High School Building Corp., Revenue Bonds, 5.00%, 07/15/2038	865,000	904,910

		20,113,602

Iowa - 0.6%
Iowa Finance Authority, Revenue Bonds,
5.00%, 05/15/2041 - 05/15/2047	7,790,000	6,685,999
Series A,
4.00%, 05/15/2053	2,500,000	1,634,154

		8,320,153

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kansas - 0.1%
Geary County Public Building Commission, Revenue Bonds, Series A, 5.00%, 08/01/2051	$ 910,000	$ 874,448
Marais Des Cygnes Public Utility Authority, Revenue Bonds, AGM, 3.00%, 12/01/2026 - 12/01/2027	445,000	426,493

		1,300,941

Kentucky - 3.3%
City of Winchester Combined Utilities Revenue, Revenue Bonds, Series A, BAM, 4.00%, 07/01/2029	285,000	288,685
County of Hardin, Revenue Bonds, AGM, 5.75%, 08/01/2033 - 08/01/2045	105,000	106,869
County of Knox, General Obligation Unlimited, BAM, 5.00%, 10/01/2035	495,000	523,654
Kentucky Bond Development Corp., Revenue Bonds, BAM, 5.00%, 09/01/2049	16,590,000	16,980,062
Kentucky Economic Development Finance Authority, Revenue Bonds, Series A, AGM, 5.00%, 12/01/2045 - 12/01/2047	9,935,000	9,475,242
Kentucky Municipal Power Agency, Revenue Bonds,
NATL,
5.00%, 09/01/2032	1,000,000	1,049,373
Series A,
Fixed until 03/01/2026, 3.45% (A), 09/01/2042	2,450,000	2,263,794
Kentucky State Property & Building Commission, Revenue Bonds, BAM-TCRS, 5.00%, 04/01/2029	3,150,000	3,313,406
Kentucky State University, Certificate of Participation, BAM, 4.00%, 11/01/2041 - 11/01/2046	2,550,000	2,188,449
Louisville & Jefferson County Visitors & Convention Commission, Revenue Bonds, AGM-CR, 4.00%, 06/01/2026 - 06/01/2029	8,635,000	8,791,135
Louisville / Jefferson County Metropolitan Government, Revenue Bonds, Series A, 4.00%, 10/01/2040	140,000	121,826
Morehead State University, Revenue Bonds, Series A, 4.00%, 04/01/2030 - 04/01/2032	435,000	436,900
Nicholas County School District Finance Corp., Revenue Bonds, 3.00%, 02/01/2028	115,000	110,165

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kentucky (continued)
Northern Kentucky University, Revenue Bonds, Series A, AGM, 4.00%, 09/01/2030	$ 650,000	$ 656,615
Paducah Electric Plant Board, Revenue Bonds, Series A, AGM, 5.00%, 10/01/2030 - 10/01/2032	1,260,000	1,332,125

		47,638,300

Louisiana - 2.6%
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds,
AGM,
5.00%, 08/01/2026 - 08/01/2029	11,095,000	11,774,259
BAM,
5.00%, 10/01/2028	385,000	410,618
Louisiana Public Facilities Authority, Revenue Bonds, 5.00%, 07/01/2022 - 07/01/2027 (G) (H)	3,160,000	2,844,000
New Orleans Aviation Board, Revenue Bonds, AGM, 5.00%, 10/01/2033 - 10/01/2048	6,440,000	6,501,395
Parish of St. John the Baptist, Revenue Bonds,
Fixed until 07/01/2024, 2.10% (A), 06/01/2037	1,220,000	1,174,663
Fixed until 07/01/2026, 2.20% (A), 06/01/2037	4,180,000	3,787,209
Series B-2,
Fixed until 07/01/2026, 2.38% (A), 06/01/2037	11,000,000	10,012,768

		36,504,912

Maine - 0.2%
City of Portland General Airport Revenue, Revenue Bonds, 5.00%, 01/01/2028	385,000	396,082
Maine Governmental Facilities Authority, Revenue Bonds, Series A, 5.00%, 10/01/2028	250,000	263,051
Maine Health & Higher Educational Facilities Authority Revenue, Revenue Bonds, 4.00%, 07/01/2051	2,305,000	1,806,247
Maine State Housing Authority, Revenue Bonds,
Series B,
3.15%, 11/15/2039	345,000	274,951
Series C,
2.75%, 11/15/2031	665,000	585,111

		3,325,442

Maryland - 2.7%
City of Rockville, Revenue Bonds,
Series A-1,
5.00%, 11/01/2023	100,000	99,683

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Maryland (continued)
City of Rockville, Revenue Bonds, (continued)
Series A-2,
2.25%, 11/01/2022	$ 85,000	$ 85,000
5.00%, 11/01/2023	345,000	343,908
County of Prince George, General Obligation Limited, Series A, 3.00%, 07/01/2033 - 07/01/2034	18,025,000	15,970,658
Maryland Stadium Authority Built to Learn Revenue, Revenue Bonds, Series A, 4.00%, 06/01/2052	26,605,000	21,254,684

		37,753,933

Massachusetts - 0.1%
City of Brockton, General Obligation Limited, 4.00%, 08/01/2052	770,000	644,256
Lynn Housing Authority & Neighborhood Development, Revenue Bonds,
4.25%, 10/01/2028	315,000	315,228
4.38%, 10/01/2029	300,000	300,501
Massachusetts Development Finance Agency, Revenue Bonds, 5.00%, 10/01/2039	250,000	244,959
Massachusetts Housing Finance Agency, Revenue Bonds, Series 183, 2.80%, 06/01/2031	125,000	120,414

		1,625,358

Michigan - 4.3%
Capac Community School District, General Obligation Unlimited, BAM, 4.00%, 05/01/2027 - 05/01/2029	575,000	587,144
Clarkston Community Schools, General Obligation Unlimited, Series I, 5.00%, 05/01/2041	20,000	21,100
Detroit Wayne County Stadium Authority, Revenue Bonds, AGM, 5.00%, 10/01/2026	2,795,000	2,797,561
Eastern Michigan University, Revenue Bonds, Series A, BAM-TCRS, 4.00%, 03/01/2047	1,270,000	1,056,636
Grand Rapids Economic Development Corp., Revenue Bonds, 3.00%, 11/01/2022	410,000	410,000
Grand Rapids Public Schools, General Obligation Unlimited, AGM, 5.00%, 05/01/2030	370,000	384,889
Lake City Area Schools, General Obligation Unlimited, BAM, 5.00%, 05/01/2035	2,640,000	2,754,149

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan (continued)
Michigan Finance Authority, Revenue Bonds,
4.00%, 12/01/2036 - 12/01/2046	$ 8,850,000	$ 7,940,675
5.00%, 05/15/2054	36,750,000	34,831,411
Series C,
5.25%, 10/01/2043	20,000	20,369
Michigan Strategic Fund, Revenue Bonds, 5.00%, 11/15/2049	2,415,000	2,004,335
Southgate Community School District, General Obligation Unlimited, 5.00%, 05/01/2032 - 05/01/2035	1,850,000	1,936,613
Stockbridge Community Schools, General Obligation Unlimited, Series A, 5.00%, 05/01/2031	375,000	392,971
Sturgis Public School District, General Obligation Unlimited, Series A, 5.00%, 05/01/2026	45,000	46,815
Tri-County Area School District, General Obligation Unlimited, AGM, 4.00%, 05/01/2044	5,070,000	4,444,731
Wayne County Airport Authority, Revenue Bonds, Series A, 5.00%, 12/01/2032	250,000	257,868
Zeeland Public Schools, General Obligation Unlimited, Series B, BAM, 5.00%, 05/01/2030	750,000	800,924

		60,688,191

Minnesota - 2.0%
City of Deephaven, Revenue Bonds,
Series A,
4.38%, 10/01/2027	235,000	222,192
4.40%, 07/01/2025	70,000	68,960
City of Minneapolis, Revenue Bonds,
4.00%, 11/15/2037	1,045,000	961,116
Series A, AGM-CR,
5.00%, 11/15/2035 - 11/15/2036	19,925,000	20,337,904
City of Red Wing, Revenue Bonds, Series A, 5.00%, 08/01/2047	1,050,000	849,652
City of Stillwater, Tax Allocation,
3.00%, 02/01/2023 - 02/01/2027	1,495,000	1,438,923
4.00%, 02/01/2030	500,000	474,349
Duluth Economic Development Authority, Revenue Bonds, 4.00%, 07/01/2041	930,000	733,408
Housing & Redevelopment Authority of the City of St. Paul, Revenue Bonds,
Series A,
5.00%, 12/01/2030	350,000	351,940
Series B,
4.25%, 04/01/2025 (E)	80,000	78,029

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Minnesota (continued)
Minnesota Housing Finance Agency, Revenue Bonds,
Series A,
4.00%, 08/01/2031	$ 100,000	$ 99,782
Series D, GNMA, FNMA, FHLMC,
1.95%, 01/01/2032	1,135,000	928,580
2.00%, 07/01/2032	545,000	442,598
Series F, GNMA, FNMA, FHLMC,
2.30%, 07/01/2032	560,000	519,622
Shakopee Independent School District No. 720, General Obligation Unlimited, Series C, Zero Coupon, 02/01/2027	675,000	571,345
Township of Baytown, Revenue Bonds, Series A, 4.00%, 08/01/2036	675,000	544,913

		28,623,313

Mississippi - 0.3%
Mississippi Development Bank, Revenue Bonds,
AGM,
6.88%, 12/01/2040	3,160,000	3,229,056
AGM-CR,
5.25%, 02/01/2049	1,215,000	1,252,897

		4,481,953

Missouri - 0.7%
Branson Industrial Development Authority, Tax Allocation, Series A, 4.00%, 11/01/2022	350,000	350,000
Health & Educational Facilities Authority, Revenue Bonds, Series A, 5.00%, 02/01/2029	2,145,000	2,143,696
Lincoln University Auxiliary System Revenue, Revenue Bonds, AGM, 4.00%, 06/01/2037	280,000	260,734
Missouri Health & Educational Facilities Authority Revenue, Revenue Bonds, 4.00%, 06/01/2053	4,420,000	3,570,915
Missouri Housing Development Commission, Revenue Bonds, Series B, GNMA, FNMA, FHLMC, 2.55%, 11/01/2029	135,000	121,580
Missouri Joint Municipal Electric Utility Commission, Revenue Bonds, 5.00%, 12/01/2043	250,000	250,685
Missouri Southern State University, Revenue Bonds, Series A, AGM, 4.00%, 10/01/2037	145,000	133,765
St. Louis Municipal Finance Corp., Revenue Bonds, Series A, AGM, 5.00%, 02/15/2030 - 02/15/2033	2,835,000	2,984,633

		9,816,008

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Montana - 0.0% (C)
Montana Facility Finance Authority, Revenue Bonds, 5.00%, 07/01/2030	$ 180,000	$ 190,213

Nebraska - 0.6%
Central Plains Energy Project, Revenue Bonds, Series A, 5.00%, 09/01/2034	140,000	139,672
Madison County Hospital Authority No. 1, Revenue Bonds, 5.00%, 07/01/2025	1,765,000	1,806,524
Southeast Community College Area, Revenue Bonds, AGM, 4.00%, 03/15/2042 - 03/15/2052	7,180,000	5,965,716

		7,911,912

Nevada - 0.0% (C)
Henderson Local Improvement Districts, Special Assessment, 2.50%, 09/01/2025	120,000	113,263
Nevada System of Higher Education, Revenue Bonds, Series A, 5.00%, 07/01/2024	25,000	25,284

		138,547

New Jersey - 3.1%
City of Atlantic City, General Obligation Unlimited, Series B, AGM, 5.00%, 03/01/2037	900,000	926,165
City of Paterson, General Obligation Unlimited, BAM, 5.00%, 01/15/2024	775,000	777,323
County of Essex, General Obligation Unlimited,
Series A,
2.00%, 08/15/2033	760,000	578,924
Series B,
2.00%, 08/15/2033	700,000	533,220
Essex County Improvement Authority, Revenue Bonds, Series A, 5.00%, 12/01/2035 (G) (H)	535,000	470,800
Lindenwold Boro School District, General Obligation Unlimited,
BAM,
4.00%, 02/01/2040 - 02/01/2042	1,295,000	1,185,341
New Jersey Economic Development Authority, Revenue Bonds,
5.00%, 11/01/2044	5,565,000	5,348,261
Series A,
4.25%, 09/01/2027 (B)	200,000	193,122
5.00%, 09/01/2037 (B)	750,000	685,218
Series A, BAM,
3.13%, 07/01/2031	2,620,000	2,294,647
5.00%, 07/01/2027 - 07/01/2028	4,095,000	4,252,069

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
New Jersey Economic Development Authority, Revenue Bonds, (continued)
Series A, BAM-TCRS,
5.00%, 06/15/2027	$ 2,490,000	$ 2,609,966
Series DDD,
5.00%, 06/15/2042	1,900,000	1,843,328
Series DDD, BAM-TCRS,
5.00%, 06/15/2027	1,000,000	1,048,179
Series WW,
5.25%, 06/15/2040	185,000	185,568
New Jersey Transportation Trust Fund Authority, Revenue Bonds,
Series C, AGM,
Zero Coupon, 12/15/2029	5,190,000	3,793,845
Series C, AMBAC, BAM-TCRS,
Zero Coupon, 12/15/2028	2,625,000	2,017,399
Newark Board of Education, General Obligation Unlimited, BAM, 4.00%, 07/15/2035	545,000	505,599
Parking Authority of the City of Trenton, Revenue Bonds, Series B, AGM, 4.00%, 04/01/2027	325,000	330,466
State of New Jersey, General Obligation Unlimited, 5.00%, 06/01/2039 - 06/01/2041	7,290,000	7,528,594
Tobacco Settlement Financing Corp., Revenue Bonds, Series A, 5.25%, 06/01/2046	6,775,000	6,561,083

		43,669,117

New York - 5.5%
Brookhaven Local Development Corp., Revenue Bonds, Series B, 4.00%, 11/01/2045	1,000,000	795,608
Brooklyn Arena Local Development Corp., Revenue Bonds, Series A, AGM, 4.00%, 07/15/2029 - 07/15/2035	3,935,000	3,860,637
Broome County Local Development Corp., Revenue Bonds, AGM, 5.00%, 04/01/2030	400,000	424,030
Buffalo & Erie County Industrial Land Development Corp., Revenue Bonds,
5.00%, 10/01/2037	400,000	389,473
Series A,
3.88%, 08/01/2027	2,545,000	2,400,496
5.00%, 08/01/2037	1,320,000	1,218,629
Buffalo Municipal Water Finance Authority, Revenue Bonds, Series A, AGM, 5.00%, 07/01/2039	55,000	56,998
City of Niagara Falls, General Obligation Limited, BAM, 5.00%, 05/15/2028	55,000	57,680

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
County of Suffolk, General Obligation Limited, Series D, BAM, 4.00%, 10/15/2028	$ 1,820,000	$ 1,849,672
East Ramapo Central School District, General Obligation Unlimited, AGM, 5.00%, 03/15/2039 - 03/15/2047	7,235,000	7,510,283
Jefferson County Civic Facility Development Corp., Revenue Bonds, Series A, 4.00%, 11/01/2030	250,000	226,534
Lockport City School District, General Obligation Unlimited, 2.50%, 08/01/2028	370,000	348,887
Metropolitan Transportation Authority, Revenue Bonds,
Series C, AGM-CR,
5.00%, 11/15/2038	3,930,000	4,009,698
Series D-1, BAM,
5.00%, 11/15/2033	9,700,000	9,964,171
MTA Hudson Rail Yards Trust Obligations, Revenue Bonds, Series A, 5.00%, 11/15/2051	2,000,000	1,953,636
New York City Housing Development Corp., Revenue Bonds,
Series A, AGM,
4.10%, 07/01/2042	25,000	22,972
Series C-1,
2.45%, 11/01/2027	65,000	60,430
Series I, FNMA,
Fixed until 02/01/2026, 2.95% (A), 11/01/2045	4,950,000	4,743,932
New York City Industrial Development Agency, Revenue Bonds,
AGM,
4.00%, 03/01/2032	5,155,000	5,132,649
5.00%, 01/01/2030	1,325,000	1,421,079
New York Counties Tobacco Trust VI, Revenue Bonds, Series C, 3.75%, 06/01/2045	180,000	130,308
New York State Dormitory Authority, Revenue Bonds,
4.00%, 07/01/2046	665,000	563,898
AGM,
5.00%, 10/01/2034	110,000	115,652
FHA,
4.00%, 02/01/2037 - 02/01/2039	295,000	270,252
Series A,
4.00%, 07/01/2048	3,820,000	3,154,632
5.00%, 10/01/2033	100,000	104,513
Series A, AGM,
4.00%, 10/01/2034	3,900,000	3,836,478
5.00%, 10/01/2033	155,000	168,461
Series A-1,
4.00%, 07/01/2028	610,000	622,063

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
New York State Thruway Authority, Revenue Bonds,
Series A,
5.25%, 01/01/2056	$ 3,355,000	$ 3,393,158
Series O,
4.00%, 01/01/2041	9,555,000	8,301,535
Niagara Tobacco Asset Securitization Corp., Revenue Bonds, 4.00%, 05/15/2029	125,000	119,174
Oneida County Local Development Corp. Revenue, Revenue Bonds, AGM, 4.00%, 12/01/2049	2,000,000	1,662,088
Port Authority of New York & New Jersey, Revenue Bonds, 5.00%, 09/01/2048	1,350,000	1,371,845
State of New York Mortgage Agency, Revenue Bonds, Series 190, 3.45%, 10/01/2030	110,000	103,814
Town of North Hempstead, General Obligation Limited, Series A, 2.75%, 03/15/2031 - 03/15/2033	2,330,000	2,120,842
Town of Oyster Bay, General Obligation Limited, Series B, AGM, 3.00%, 08/15/2030 - 08/15/2034	6,355,000	5,559,748
Windsor Central School District, General Obligation Unlimited, 3.00%, 06/15/2031	145,000	130,287

		78,176,242

North Carolina - 1.6%
North Carolina Housing Finance Agency, Revenue Bonds,
Series 38-B,
2.38%, 01/01/2025	855,000	837,160
2.45%, 07/01/2025	505,000	491,654
North Carolina Medical Care Commission, Revenue Bonds,
4.00%, 11/01/2049	6,360,000	5,403,822
5.00%, 01/01/2038	560,000	549,462
Series A,
5.00%, 10/01/2040 - 10/01/2050	3,920,000	3,629,966
Series B-1,
2.55%, 09/01/2026	1,575,000	1,427,063
Series B-2,
2.30%, 09/01/2025	1,250,000	1,155,678
North Carolina Turnpike Authority, Revenue Bonds, AGM, 5.00%, 01/01/2031 - 01/01/2049	7,185,000	7,308,542
Winston-Salem State University, Revenue Bonds, BAM, 5.00%, 06/01/2029 - 06/01/2036	2,425,000	2,498,314

		23,301,661

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
North Dakota - 0.4%
City of Grand Forks, Revenue Bonds, 4.00%, 12/01/2051	$ 7,280,000	$ 5,417,730
Fargo Public School District No. 1, General Obligation Limited, Series A, 3.00%, 08/01/2026	25,000	24,420

		5,442,150

Ohio - 4.0%
Brunswick City School District, General Obligation Unlimited, Series A, 5.00%, 12/01/2032 - 12/01/2034	170,000	171,801
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds,
Series B-2, Class 2,
5.00%, 06/01/2055	40,340,000	33,951,532
Series B-3, Class 2,
Zero Coupon, 06/01/2057	38,000,000	3,785,659
Cardinal Local School District, Certificate of Participation, 5.25%, 04/01/2038	1,515,000	1,318,921
Cleveland Heights & University Heights City School District, General Obligation Unlimited, 4.00%, 12/01/2029 - 12/01/2030	720,000	724,767
Conotton Valley Union Local School District, Certificate of Participation,
AGM,
4.00%, 12/01/2035	150,000	148,390
AGM,
4.00%, 12/01/2037	440,000	428,684
County of Franklin, Revenue Bonds, Series A, 5.00%, 12/01/2047	765,000	738,777
County of Scioto, Revenue Bonds, AGM-CR, 3.50%, 02/15/2038	330,000	278,979
Dayton City School District, Certificate of Participation, 4.00%, 12/01/2026	295,000	299,219
Euclid City School District, Certificate of Participation, BAM, 4.00%, 12/01/2044	510,000	443,530
Little Miami Local School District, General Obligation Unlimited, Series B, 5.00%, 11/01/2048	1,795,000	1,828,334
Ohio Air Quality Development Authority, Revenue Bonds,
Series B,
Fixed until 11/01/2024, 1.38% (A), 02/01/2026	1,675,000	1,557,146
Series C,
Fixed until 11/04/2025, 1.50% (A), 02/01/2026	2,000,000	1,797,934

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio (continued)
Ohio Higher Educational Facility Commission, Revenue Bonds, Series B, 4.00%, 07/01/2046	$ 1,050,000	$ 868,170
Ohio Housing Finance Agency, Revenue Bonds,
Series D, GNMA, FNMA, FHLMC,
3.05%, 09/01/2032	530,000	499,577
3.40%, 09/01/2037	1,465,000	1,376,755
Pinnacle Community Infrastructure Financing Authority, Revenue Bonds, Series A, AGM, 4.00%, 12/01/2031	1,040,000	1,046,619
Summit County Development Finance Authority, Revenue Bonds, 4.00%, 12/01/2028 - 12/01/2032	570,000	570,261
Triway Local School District, Certificate of Participation, BAM, 5.00%, 12/01/2047	3,910,000	3,951,276
Wayne County Southeast Local School District, Certificate of Participation, BAM, 4.00%, 12/01/2028 - 12/01/2033	1,315,000	1,308,854

		57,095,185

Oklahoma - 0.1%
Cleveland County Educational Facilities Authority, Revenue Bonds, 5.00%, 06/01/2023	45,000	45,420
Garfield County Educational Facilities Authority, Revenue Bonds, Series A, 5.00%, 09/01/2027	1,315,000	1,382,810
Oklahoma City Public Property Authority, Revenue Bonds, 4.50%, 10/01/2036	150,000	150,018
Oklahoma Housing Finance Agency, Revenue Bonds, Series A, GNMA, FNMA, FHLMC, 2.75%, 09/01/2034	45,000	41,858

		1,620,106

Oregon - 1.0%
City of Boardman, General Obligation Unlimited, BAM, 3.00%, 06/15/2037 - 06/15/2039	825,000	649,302
City of Sherwood, General Obligation Limited, Series B, 4.00%, 06/01/2051	1,730,000	1,474,374
Klamath Falls Intercommunity Hospital Authority, Revenue Bonds, 3.00%, 09/01/2035	770,000	614,816
Medford Hospital Facilities Authority, Revenue Bonds,
Series A,
4.00%, 08/15/2050	135,000	111,448
5.00%, 08/15/2037	1,700,000	1,738,789

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Oregon (continued)
Medford Hospital Facilities Authority, Revenue Bonds, (continued)
Series A, AGM,
4.00%, 08/15/2040	$ 1,460,000	$ 1,311,852
Oregon State Facilities Authority, Revenue Bonds, Series A, 5.50%, 06/15/2035 (B)	750,000	722,864
State of Oregon Housing & Community Services Department, Revenue Bonds,
Series A,
2.45%, 07/01/2034	3,090,000	2,503,211
2.65%, 07/01/2039	7,025,000	5,262,334

		14,388,990

Pennsylvania - 6.8%
Aliquippa Municipal Water Authority Water & Sewer Revenue, Revenue Bonds, BAM, 4.00%, 11/15/2051	305,000	257,276
Allegheny County Hospital Development Authority, Revenue Bonds, Series A, 4.00%, 07/15/2036 - 07/15/2038	13,425,000	11,873,280
Beaver County Economic Development Authority, Revenue Bonds, BAM, 4.00%, 11/15/2035 - 11/15/2036	3,110,000	3,008,249
Borough of Monaca, General Obligation Unlimited, Series C, BAM, 4.00%, 11/15/2050	500,000	439,675
Bristol Township School District, General Obligation Limited, BAM-TCRS, 5.00%, 06/01/2027	80,000	80,801
Bucks County Industrial Development Authority, Revenue Bonds, 5.00%, 10/01/2033 - 10/01/2037	1,950,000	1,943,523
County of Lackawanna, General Obligation Unlimited, BAM, 4.00%, 09/15/2032 - 09/15/2033	4,245,000	4,265,712
Cumberland County Municipal Authority, Revenue Bonds, 5.00%, 01/01/2029	900,000	873,019
Delaware Valley Regional Finance Authority, Revenue Bonds, Series B, AMBAC, 5.70%, 07/01/2027	350,000	380,946
Erie Sewer Authority, Revenue Bonds, Series B, AGM, 5.00%, 12/01/2036	2,000,000	2,141,167
Geisinger Authority, Revenue Bonds, Series A-1, 5.00%, 02/15/2045	4,075,000	4,011,422

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Indiana County Hospital Authority, Revenue Bonds, Series A, 5.50%, 06/01/2029	$ 250,000	$ 253,000
Lancaster County Hospital Authority, Revenue Bonds, 5.00%, 11/01/2051	3,995,000	3,896,650
Lancaster Industrial Development Authority, Revenue Bonds, 4.00%, 12/01/2044	755,000	655,449
Lancaster School District, General Obligation Limited, Series A, AGM, 5.00%, 06/01/2031	75,000	77,627
Montgomery County Industrial Development Authority, Revenue Bonds, 4.00%, 10/01/2041	115,000	93,436
Mountaintop Area Joint Sanitary Authority, Revenue Bonds,
BAM,
4.00%, 12/15/2049	3,830,000	3,258,908
Series A, BAM,
4.00%, 12/15/2046	465,000	399,560
Penn Hills School District, General Obligation Limited, Series A, BAM, 5.00%, 11/15/2025	85,000	88,260
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,
4.00%, 08/15/2044 - 08/15/2049	15,740,000	13,479,097
Series AAGM,
4.00%, 05/01/2040	1,920,000	1,730,611
Pennsylvania Housing Finance Agency, Revenue Bonds,
Series 121,
2.20%, 04/01/2026	1,220,000	1,154,667
2.25%, 10/01/2026	370,000	347,410
Series 124B,
2.65%, 04/01/2028	595,000	556,922
2.75%, 10/01/2028	650,000	608,064
Series 129,
2.20%, 04/01/2027	95,000	88,117
2.25%, 10/01/2027	80,000	73,757
2.40%, 10/01/2028	660,000	602,084
2.45%, 04/01/2029 - 10/01/2029	2,420,000	2,183,231
2.55%, 04/01/2030	1,280,000	1,144,861
2.60%, 10/01/2030	355,000	316,079
Pennsylvania Turnpike Commission, Revenue Bonds,
Series A,
5.00%, 12/01/2044	8,410,000	8,166,640
Series A, AGM,
4.00%, 12/01/2049	11,160,000	9,431,916
Series B,
5.00%, 12/01/2034	45,000	45,650
Series B, BAM-TCRS,
5.25%, 12/01/2044	7,970,000	8,174,411
Series C,
5.00%, 12/01/2044	300,000	299,902

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Revenue Bonds, Series B, 5.00%, 12/01/2038	$ 1,180,000	$ 1,206,688
Philadelphia Gas Works Co., Revenue Bonds,
4.00%, 10/01/2037	175,000	158,314
Series A, AGM,
5.00%, 08/01/2050	1,365,000	1,398,722
Reading School District, General Obligation Unlimited, Series A, AGM, 5.00%, 02/01/2026 - 02/01/2027	1,940,000	1,993,813
School District of Philadelphia, General Obligation Limited, Series A, 4.00%, 09/01/2036	1,235,000	1,126,603
State Public School Building Authority, Revenue Bonds, Series A, AGM, 5.00%, 06/01/2032	1,790,000	1,839,659
Township of Northampton, General Obligation Limited, 4.00%, 05/15/2046	250,000	217,358
Upper Dublin School District, General Obligation Limited,
Series A,
4.00%, 05/15/2037 - 05/15/2044	1,360,000	1,280,617
Series A,
4.00%, 05/15/2038 - 05/15/2039	360,000	349,211
Wilkes-Barre Area School District, General Obligation Limited,
BAM,
4.00%, 04/15/2054	795,000	643,471
5.00%, 04/15/2059	440,000	436,042

		97,051,877

Puerto Rico - 0.9%
Children’s Trust Fund, Revenue Bonds, 5.63%, 05/15/2043	125,000	124,990
Commonwealth of Puerto Rico, Revenue Bonds, 5.50%, 07/01/2029	85,984	86,376
Puerto Rico Electric Power Authority, Revenue Bonds,
Series DDD, AGM,
3.65%, 07/01/2024	620,000	611,249
5.00%, 07/01/2023	40,000	40,747
Series RR, AGC,
5.00%, 07/01/2028	345,000	351,441
Series SS, AGC,
4.38%, 07/01/2030	145,000	144,210
Series SS, AGM,
5.00%, 07/01/2030	2,100,000	2,139,206
Series TT, AGC-ICC,
5.00%, 07/01/2032	50,000	50,758
Series UU, AGC,
4.25%, 07/01/2027	20,000	19,578
5.00%, 07/01/2026	650,000	659,849

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds, (continued)
Series UU, AGM,
4.00%, 07/01/2023	$ 120,000	$ 119,660
5.00%, 07/01/2023 - 07/01/2024	870,000	882,712
Series VV, AGM,
5.25%, 07/01/2027	40,000	40,100
Puerto Rico Highway & Transportation Authority, Revenue Bonds,
AGC-ICC,
5.00%, 07/01/2028	30,000	30,209
Series A, AGC-ICC,
4.75%, 07/01/2038	185,000	185,031
Series A, AGM-CR,
4.75%, 07/01/2038	395,000	395,067
Series CC, AGM,
5.25%, 07/01/2034 - 07/01/2036	300,000	291,026
Series CC, AGM-CR,
5.50%, 07/01/2029 - 07/01/2031	160,000	160,925
Series D, AGM,
5.00%, 07/01/2027 - 07/01/2032	3,575,000	3,599,852
Series E, AGM,
5.50%, 07/01/2023	65,000	65,657
Series M, AGC-ICC,
5.00%, 07/01/2032 - 07/01/2037	1,175,000	1,183,180
Series N, AGC,
5.25%, 07/01/2034 - 07/01/2036	260,000	251,776
Series N, AGM-CR, AGC,
5.25%, 07/01/2034	335,000	325,156
Series N, AGM-CR, AGC-ICC,
5.50%, 07/01/2025	95,000	97,584
Puerto Rico Municipal Finance Agency, Revenue Bonds, Series A, AGM, 5.00%, 08/01/2027	1,030,000	1,044,647

		12,900,986

Rhode Island - 1.1%
Providence Public Building Authority, Revenue Bonds, Series A, AGM, 5.00%, 09/15/2028 - 09/15/2037	10,455,000	11,049,712
Providence Redevelopment Agency, Revenue Bonds, Series A, AGM-CR, 5.00%, 04/01/2027	1,200,000	1,241,197
Rhode Island Commerce Corp., Revenue Bonds, BAM-TCRS, 5.00%, 07/01/2034	1,395,000	1,423,302
Rhode Island Health & Educational Building Corp., Revenue Bonds,
5.00%, 05/15/2029	560,000	562,935
Series C,
5.00%, 09/15/2027	180,000	188,835
Tobacco Settlement Financing Corp., Revenue Bonds, Series A, 5.00%, 06/01/2027	1,075,000	1,084,529

		15,550,510

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
South Carolina - 0.7%
Patriots Energy Group, Revenue Bonds, Series A, 4.00%, 06/01/2051	$ 1,400,000	$ 1,144,096
South Carolina Jobs-Economic Development Authority, Revenue Bonds,
4.00%, 12/01/2044	9,110,000	7,786,159
5.00%, 10/01/2026 (B)	1,675,000	1,664,950

		10,595,205

South Dakota - 0.0% (C)
South Dakota Housing Development Authority, Revenue Bonds,
Series B, GNMA, FNMA, FHLMC,
2.80%, 11/01/2027	55,000	51,997
Series F, GNMA, FNMA, FHLMC,
2.70%, 05/01/2028	95,000	90,374

		142,371

Tennessee - 0.5%
City of Jackson, Revenue Bonds, 5.00%, 04/01/2041	5,000	5,390
Greeneville Health & Educational Facilities Board, Revenue Bonds, Series A, 5.00%, 07/01/2034	3,035,000	3,034,972
Knox County Health Educational & Housing Facility Board, Revenue Bonds, Series A, 5.00%, 01/01/2026	100,000	103,133
Tennessee Housing Development Agency, Revenue Bonds,
Series 1,
2.95%, 01/01/2026	45,000	43,626
Series B-2,
2.25%, 01/01/2025	40,000	38,667
2.95%, 07/01/2028	2,095,000	2,033,295
3.05%, 07/01/2029	1,690,000	1,641,589

		6,900,672

Texas - 1.9%
City of Liberty Hill, Special Assessment, 3.38%, 09/01/2042 (B)	1,000,000	729,660
City of Pearland, General Obligation Limited, 5.00%, 03/01/2023	25,000	25,144
City of Round Rock, Revenue Bonds, AGM, 4.00%, 12/01/2035 - 12/01/2037	1,445,000	1,402,655
City of Rowlett, Special Assessment, 3.13%, 09/15/2031 (B)	226,000	191,808
City of Temple, Tax Allocation, BAM, 4.00%, 08/01/2039 - 08/01/2041	700,000	640,931
Dallas County Flood Control District No. 1, General Obligation Unlimited, 5.00%, 04/01/2023 - 04/01/2024 (B)	2,320,000	2,314,798
Dallas-Fort Worth International Airport, Revenue Bonds, Series C, 5.00%, 11/01/2034	40,000	40,269

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Decatur Hospital Authority, Revenue Bonds, Series B, AGM, 4.00%, 09/01/2050	$ 4,395,000	$ 3,579,559
El Paso County Hospital District, General Obligation Limited, 5.00%, 08/15/2026	150,000	150,948
Elm Ridge Water Control & Improvement District of Denton County, General Obligation Unlimited, AGM, 2.75%, 09/01/2030	80,000	72,250
Fort Bend County Levee Improvement District No. 15, General Obligation Unlimited, BAM, 4.00%, 09/01/2029 - 09/01/2032	380,000	380,857
Grand Parkway Transportation Corp., Revenue Bonds, Series B, 5.00%, 04/01/2053	25,000	25,394
Harris County Municipal Utility District No. 399, General Obligation Unlimited, AGM, 4.00%, 09/01/2033	270,000	270,769
Harris County-Houston Sports Authority, Revenue Bonds, Series A, AGM, 5.00%, 11/15/2027	35,000	35,734
Kaufman County Municipal Utility District No. 10, General Obligation Unlimited, BAM, 4.50%, 03/01/2041	275,000	252,634
Montgomery County Municipal Utility District No. 113, General Obligation Unlimited, AGM, 3.00%, 09/01/2033	150,000	133,406
Nacogdoches County Hospital District, Revenue Bonds, AGM, 4.00%, 05/15/2037	400,000	390,615
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds,
3.00%, 01/01/2024	80,000	77,069
5.00%, 01/01/2024 - 01/01/2028	3,125,000	3,091,955
Northwoods Road District No. 1, General Obligation Unlimited, BAM, 4.00%, 08/15/2027	140,000	142,489
Old Spanish Trail-Alemda Corridors Redevelopment Authority, Tax Allocation, BAM, 4.00%, 09/01/2036 - 09/01/2037	2,450,000	2,397,089
Pottsboro Higher Education Finance Corp., Revenue Bonds, Series A, 3.88%, 08/15/2026	285,000	268,880

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Southwest Houston Redevelopment Authority, Tax Allocation, Series B, AGM, 5.00%, 09/01/2034	$ 2,000,000	$ 2,080,206
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, 5.00%, 02/15/2041	700,000	700,362
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, 5.00%, 12/15/2032	5,640,000	5,641,583
Travis County Municipal Utility District No. 4, General Obligation Unlimited, AGM, 4.00%, 09/01/2035	450,000	438,385
Viridian Municipal Management District, General Obligation Unlimited, BAM, 4.00%, 12/01/2026	430,000	433,408
Wichita Falls Economic Development Corp., Revenue Bonds, AGM, 4.00%, 09/01/2046 - 09/01/2050	2,110,000	1,808,482

		27,717,339

U.S. Virgin Islands - 0.0% (C)
Virgin Islands Public Finance Authority, Revenue Bonds, Series A, AGM-CR, 5.00%, 10/01/2032 (E)	200,000	200,846

Utah - 0.0% (C)
City of Herriman Water Revenue, Revenue Bonds, AGM, 4.00%, 01/01/2038	115,000	106,770
Utah Charter School Finance Authority, Revenue Bonds,
4.00%, 10/15/2023 - 10/15/2025	440,000	442,675
4.25%, 04/15/2034	120,000	117,055

		666,500

Vermont - 0.2%
City of Burlington, General Obligation Unlimited, Series A, 5.00%, 11/01/2035	190,000	201,889
Vermont Housing Finance Agency, Revenue Bonds,
Series A, GNMA, FNMA, FHLMC,
3.13%, 11/01/2042	645,000	527,759
Series D, GNMA, FNMA, FHLMC,
2.90%, 05/01/2029	120,000	118,168
Vermont Municipal Bond Bank, Revenue Bonds, Series A, 4.00%, 10/01/2040	300,000	277,481

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Vermont (continued)
Vermont Public Power Supply Authority, Revenue Bonds, Series A, 5.00%, 07/01/2026 - 07/01/2027	$ 1,130,000	$ 1,176,680

		2,301,977

Virginia - 0.4%
Chesapeake Bay Bridge & Tunnel District, Revenue Bonds, AGM, 5.00%, 07/01/2041	2,230,000	2,276,760
Hampton Roads Transportation Accountability Commission, Revenue Bonds, Series A, 4.00%, 07/01/2052	1,565,000	1,339,968
Loudoun County Economic Development Authority, Revenue Bonds, Zero Coupon, 07/01/2049	7,515,000	2,004,942

		5,621,670

Washington - 0.5%
Central Puget Sound Regional Transit Authority, Revenue Bonds, NATL, 4.75%, 02/01/2028	45,000	45,710
Everett Housing Authority, Revenue Bonds, 4.00%, 07/01/2036	2,070,000	1,862,792
Washington Health Care Facilities Authority, Revenue Bonds,
5.00%, 10/01/2044	4,115,000	3,985,962
Series B,
5.00%, 10/01/2026	85,000	88,900
Washington State Housing Finance Commission, Revenue Bonds,
3.70%, 07/01/2023 (B) (E)	40,000	39,527
5.00%, 07/01/2033 (B)	375,000	338,876
Series 3-N, GNMA, FNMA, FHLMC,
2.85%, 12/01/2028	65,000	62,682

		6,424,449

West Virginia - 0.1%
City of Buckhannon, Revenue Bonds, Series C, 4.25%, 08/01/2023	520,000	519,062
West Virginia Housing Development Fund, Revenue Bonds, Series B, 3.70%, 11/01/2032	335,000	326,054

		845,116

Wisconsin - 1.7%
Public Finance Authority, Revenue Bonds,
3.00%, 04/01/2025 (B)	255,000	242,198
4.00%, 09/01/2029 (B)	850,000	781,804
4.00% (A), 10/01/2041	16,820,000	16,150,546

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Wisconsin (continued)
Public Finance Authority, Revenue Bonds, (continued)
Series A,
4.00%, 01/01/2045	$ 1,500,000	$ 1,256,797
5.00%, 06/01/2027 - 07/01/2038	725,000	702,957
Series A, AGM,
4.00%, 07/01/2038 - 07/01/2045	1,075,000	906,993
5.00%, 07/01/2036 - 07/01/2044	1,100,000	1,089,998
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, 5.00%, 08/15/2023 - 08/01/2039	2,795,000	2,486,769

		23,618,062

Wyoming - 1.1%
Carbon County Specific Purpose Tax Joint Powers Board, Revenue Bonds, Series A, 4.00%, 06/15/2026 - 06/15/2035	3,970,000	3,981,079
University of Wyoming, Revenue Bonds, Series C, 4.00%, 06/01/2037 - 06/01/2038	10,840,000	10,020,306
Wyoming Community Development Authority, Revenue Bonds,
Series 1,
2.30%, 12/01/2031	255,000	220,911
Series 2,
2.95%, 06/01/2033	2,485,000	2,150,616

		16,372,912

Total Municipal Government Obligations (Cost $1,612,994,368)		1,367,333,068

U.S. GOVERNMENT OBLIGATION - 1.6%
U.S. Treasury - 1.6%
U.S. Treasury Notes 2.88%, 05/15/2032	25,000,000	22,628,906

Total U.S. Government Obligation (Cost $25,289,870)		22,628,906

REPURCHASE AGREEMENT - 1.5%
Fixed Income Clearing Corp., 1.10% (J), dated 10/31/2022, to be repurchased at $21,500,818 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.47%, due 04/20/2023, and with a value of $21,930,191.	21,500,161	21,500,161

Total Repurchase Agreement (Cost $21,500,161)		21,500,161

Total Investments (Cost $1,659,784,399)		1,411,462,135
Net Other Assets (Liabilities) - 1.0%		13,913,028

Net Assets - 100.0%		$ 1,425,375,163

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

INVESTMENT VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Municipal Government Obligations	$—	$1,367,333,068	$—	$1,367,333,068
U.S. Government Obligation	—	22,628,906	—	22,628,906
Repurchase Agreement	—	21,500,161	—	21,500,161

Total Investments	$—	$1,411,462,135	$—	$1,411,462,135

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the total value of 144A securities is $15,530,069, representing 1.1% of the Fund’s net assets.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2022. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(E)	Restricted securities. At October 31, 2022, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Municipal Government Obligations	California Municipal Finance Authority Revenue Bonds Series A 4.00%, 11/01/2031	01/04/2022	$18,027,984	$14,431,658	1.0%

Municipal Government Obligations	Bradburn Metropolitan District No. 2 General Obligation Limited Series A 4.00%, 12/01/2028	03/08/2018	291,210	272,463	0.0	(C)

Municipal Government Obligations	Housing & Redevelopment Authority of the City of St. Paul Revenue Bonds Series B 4.25%, 04/01/2025	06/19/2015	80,003	78,029	0.0	(C)

Municipal Government Obligations	Virgin Islands Public Finance Authority Revenue Bonds Series A, AGM-CR 5.00%, 10/01/2032	07/14/2020 - 02/09/2021	212,946	200,846	0.0	(C)

Municipal Government Obligations	Washington State Housing Finance Commission Revenue Bonds 3.70%, 07/01/2023	05/11/2018	40,002	39,527	0.0	(C)

Total			$18,652,145	$15,022,523	1.0%

(F)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of October 31, 2022; the maturity dates disclosed are the ultimate maturity dates.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(G)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2022, the total value of such securities is $3,314,800, representing 0.2% of the Fund’s net assets.
(H)	Non-income producing securities.
(I)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(J)	Rate disclosed reflects the yield at October 31, 2022.

MUNICIPAL INSURER ABBREVIATIONS:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Financial Group, Inc.
BAM	Build America Mutual Assurance Co.
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NATL	National Public Finance Guarantee Corp.

PORTFOLIO ABBREVIATIONS:

CR	Custodial Receipts
IBC	Insured Bond Certificate
ICC	Insured Custody Certificate
TCRS	Temporary Custodian Receipts

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica International Equity

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2022 was fundamentally characterized by increasingly clear signs of inflation, the hawkish response of central banks and corresponding fears of recession. Two major geopolitical issues, Russia’s invasion of Ukraine and China’s growing nationalism, amplified all these concerns. The U.K. was the best-performing region, while Europe was the worst. All sectors except energy had negative returns. Information technology, consumer discretionary and real estate were the primary underperformers.

Since the above macroeconomic and geopolitical issues remain in place, the outlook for markets is mixed. Corporate profit guidance is likely to be cautious for 2023, but balance sheets are generally healthy across many sectors. Investor sentiment may improve if monetary authorities gain the upper hand over inflation.

PERFORMANCE

For the year ended October 31, 2022, Transamerica International Equity (Class I) returned -22.03%. By comparison, its benchmark, the MSCI EAFE Index, returned -22.62%.

STRATEGY REVIEW

Holdings in Europe, led by Engie SA, was a top contributor to relative return. The French energy company reported a series of strong results due to higher power prices exacerbated by the Russia-Ukraine war. Holdings in the U.K. detracted the most with Persimmon PLC the primary laggard. The homebuilder sold off with peers after the country’s housing secretary announced developers would be responsible for an estimated £4 billion of cladding remediation. Investor concerns over near-term liquidity and the U.K. economy also weighed on the company’s shares. We believed the company’s net cash position, significant shareholder return policy, and strong asset base were undervalued as of period end.

Information technology and financial holdings were two of the top contributors to Fund performance. Within information technology, Checkpoint Software Technologies was a top performer. The firewall security firm’s shares rose as the onset of the Russia-Ukraine conflict increased investor focus on cyber protection and prevention. Within financials, UBS Group AG was one of the best performers. The Swiss bank reported a series of robust results driven by cost control and revenue growth in its global wealth management and investment banking divisions. The company also announced an increase in its dividend policy and a share buyback program that would exceed its $5 billion goal set for 2022.

Health care and consumer discretionary holdings detracted most from performance at the sector level. Within health care, Koninklijke Philips NV was a primary detractor. The Dutch medical equipment company faced supply-chain constraints that affected their hospital smart devices business. Additionally, litigation involving CPAP device recalls further depressed the company’s share price. Among positives, the image guided therapy, patient monitoring, and ultrasound portions of the business maintained strong demand. However, since litigation cases can often span multiple years, we trimmed the position. Among consumer discretionary holdings, Sony Group Corp. (“Sony”) underperformed after reporting mixed results. The company’s gaming segment faced higher costs following the Bungie studio acquisition and suffered from the continued supply shortage of PS5 consoles. However, Sony reported strong results across its other business segments. We believed Sony was undervalued and continued to hold the position at period end.

Brandon H. Harrell, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	99.8%
Other Investment Company	1.2
Net Other Assets (Liabilities)	(1.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica International Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(26.65)%	(1.98)%	3.13%	03/01/2011
Class A (NAV)	(22.39)%	(0.87)%	3.72%	03/01/2011
Class C (POP)	(23.61)%	(1.55)%	3.01%	03/01/2011
Class C (NAV)	(22.86)%	(1.55)%	3.01%	03/01/2011
Class I (NAV)	(22.03)%	(0.47)%	4.11%	12/18/1992
MSCI EAFE Index (A)	(22.62)%	0.39%	4.61%
Class I2 (NAV)	(22.01)%	(0.40)%	4.20%	03/01/2011
Class I3 (NAV)	(22.03)%	(0.40)%	1.92%	03/10/2017
Class R (NAV)	(22.40)%	(0.89)%	1.42%	03/10/2017
Class R4 (NAV)	(22.22)%	(0.64)%	1.66%	03/10/2017
Class R6 (NAV)	(21.97)%	(0.40)%	1.02%	05/29/2015

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size, lower market volumes and lesser liquidity of the markets.

Transamerica Funds	Annual Report 2022

Transamerica International Equity

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
COMMON STOCKS - 99.8%
Australia - 4.4%
BHP Group Ltd., ADR (A)	407,176	$19,471,156
BHP Group Ltd.	519,000	12,466,486
Lendlease Corp. Ltd. (A)	3,491,900	19,417,616
Macquarie Group Ltd.	450,900	48,914,893
Santos Ltd.	12,466,600	60,857,658
Woodside Energy Group Ltd.	935,678	21,631,423

		182,759,232

Belgium - 3.3%
Anheuser-Busch InBev SA	1,454,600	72,759,654
Groupe Bruxelles Lambert NV	359,520	26,506,107
KBC Group NV	765,900	38,383,641

		137,649,402

Canada - 0.7%
TFI International, Inc. (A)	298,900	27,207,831

Finland - 1.3%
Nokia OYJ (A)	12,449,900	55,326,271

France - 10.4%
Amundi SA (A) (B)	561,700	26,500,949
Capgemini SE	301,752	49,454,347
Cie de Saint-Gobain	502,937	20,560,532
Dassault Aviation SA	155,660	23,118,360
Engie SA	4,510,700	58,609,113
Rexel SA (C)	1,047,117	18,686,110
Sanofi	787,501	67,770,600
Societe Generale SA	1,282,600	29,419,022
TotalEnergies SE	1,179,000	64,318,401
Ubisoft Entertainment SA (C)	506,500	13,896,283
Veolia Environnement SA	2,872,923	64,112,180

		436,445,897

Germany - 10.7%
Allianz SE	289,702	52,118,672
BASF SE	981,500	44,040,530
Bayer AG	458,752	24,121,652
Deutsche Boerse AG	246,382	40,066,551
Deutsche Post AG	1,551,101	54,831,087
Gerresheimer AG	3,100	177,595
HeidelbergCement AG	958,635	44,084,535
Infineon Technologies AG	1,664,627	40,392,948
SAP SE	769,947	74,109,525
Siemens AG	531,195	58,011,253
Talanx AG	442,584	16,620,956

		448,575,304

Hong Kong - 2.0%
CK Asset Holdings Ltd.	4,968,400	27,468,128
CK Hutchison Holdings Ltd.	11,351,200	56,504,335

		83,972,463

Ireland - 4.6%
AerCap Holdings NV (C)	1,050,300	56,096,523
AIB Group PLC (A)	14,127,700	40,870,211
DCC PLC	776,931	43,120,309
Ryanair Holdings PLC, ADR (C)	57,972	3,993,691
Smurfit Kappa Group PLC	1,506,415	49,866,770

		193,947,504

Israel - 1.1%
Check Point Software Technologies Ltd. (C)	341,400	44,119,122

	Shares	Value
COMMON STOCKS (continued)
Italy - 0.4%
Prysmian SpA	543,666	$ 17,695,299

Japan - 18.8%
Astellas Pharma, Inc.	3,704,800	51,119,504
Denka Co. Ltd.	776,680	17,992,610
FANUC Corp.	259,700	33,982,165
Fujitsu Ltd.	323,360	37,205,327
Hitachi Ltd.	1,221,580	55,427,738
Kirin Holdings Co. Ltd.	1,893,500	27,834,320
Kyocera Corp.	984,700	47,685,501
Nintendo Co. Ltd.	1,340,000	54,402,784
Olympus Corp.	1,013,600	21,371,238
ORIX Corp.	3,865,300	56,772,331
Rakuten Group, Inc. (A)	6,464,900	28,861,677
SBI Holdings, Inc.	2,152,500	38,882,884
Sega Sammy Holdings, Inc.	1,328,900	16,998,368
Seven & i Holdings Co. Ltd.	1,675,000	62,524,996
Sony Group Corp.	1,101,000	74,245,532
Square Enix Holdings Co. Ltd.	443,400	19,785,409
Sumitomo Mitsui Financial Group, Inc. (A)	1,840,100	51,672,875
Toshiba Corp.	1,072,750	37,226,069
Toyota Industries Corp.	1,050,600	54,121,876

		788,113,204

Luxembourg - 0.9%
ArcelorMittal SA	1,626,535	36,358,988

Netherlands - 3.7%
ASML Holding NV	99,400	46,627,208
EXOR NV (C)	228,900	15,382,304
Heineken Holding NV	667,485	45,545,289
Koninklijke Philips NV	833,934	10,578,351
NXP Semiconductors NV	250,100	36,534,608

		154,667,760

Norway - 1.5%
Aker BP ASA (A)	648,499	20,600,445
DNB Bank ASA	2,393,800	42,338,847
Mowi ASA	42,500	634,346

		63,573,638

Republic of Korea - 1.6%
E-MART, Inc.	3,672	217,686
KB Financial Group, Inc.	25,031	842,270
LG Corp.	11,149	618,914
Samsung Electronics Co. Ltd.	1,530,919	63,716,579

		65,395,449

Singapore - 1.5%
DBS Group Holdings Ltd.	2,579,200	62,355,520

Sweden - 2.4%
Essity AB, Class B	1,872,100	39,554,389
Husqvarna AB, B Shares	1,106,400	6,568,859
Investor AB, B Shares	1,661,688	27,119,762
Volvo AB, B Shares	1,730,737	28,326,844

		101,569,854

Switzerland - 11.2%
ABB Ltd.	1,946,400	54,052,110
Accelleron Industries AG (C)	97,320	1,650,266
Alcon, Inc.	189,773	11,554,395
Cie Financiere Richemont SA, Class A	412,100	40,275,986

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
Glencore PLC	7,389,400	$ 42,363,938
Nestle SA	790,064	86,005,420
Novartis AG	845,215	68,370,040
Roche Holding AG	252,461	83,766,086
Siemens Energy AG	1,800,997	20,995,331
UBS Group AG	3,802,974	60,292,928

		469,326,500

United Kingdom - 19.3%
Ashtead Group PLC	851,700	44,367,626
Aviva PLC	6,451,112	30,943,561
Barratt Developments PLC	3,150,042	13,586,400
BP PLC	11,069,900	61,245,342
Bunzl PLC	979,148	31,906,020
Burberry Group PLC	611,000	12,731,467
CNH Industrial NV	3,246,100	41,995,046
Entain PLC	1,246,900	18,038,361
GSK PLC	2,763,280	45,265,509
Imperial Brands PLC	293,694	7,154,112
Inchcape PLC	2,208,796	18,843,016
Informa PLC	4,623,951	29,463,434
Kingfisher PLC	13,363,500	33,574,891
Legal & General Group PLC	8,370,600	22,393,528
Liberty Global PLC, Class C (C)	1,869,900	33,022,434

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Linde PLC	168,700	$ 50,162,945
Lloyds Banking Group PLC	100,513,654	48,273,393
Melrose Industries PLC	16,382,820	21,975,632
Persimmon PLC	1,516,000	22,685,215
Reckitt Benckiser Group PLC	887,200	58,878,102
Smith & Nephew PLC	3,425,600	40,479,976
Tesco PLC	19,497,432	48,156,326
Unilever PLC	1,563,914	71,086,677

		806,229,013

Total Common Stocks (Cost $4,448,139,348)		4,175,288,251

OTHER INVESTMENT COMPANY - 1.2%
Securities Lending Collateral - 1.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (D)	48,457,289	48,457,289

Total Other Investment Company (Cost $48,457,289)		48,457,289

Total Investments (Cost $4,496,596,637)		4,223,745,540
Net Other Assets (Liabilities) - (1.0)%		(40,052,078)

Net Assets - 100.0%		$4,183,693,462

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	8.1%	$340,413,391
Banks	7.4	314,155,779
Industrial Conglomerates	6.5	272,884,250
Oil, Gas & Consumable Fuels	5.4	228,653,269
Capital Markets	5.1	214,658,205
Machinery	3.9	164,994,790
Beverages	3.5	146,139,263
Diversified Financial Services	3.0	125,780,504
Semiconductors & Semiconductor Equipment	2.9	123,554,764
Multi-Utilities	2.9	122,721,293
Insurance	2.9	122,076,717
Software	2.8	118,228,647
Chemicals	2.7	112,196,085
Food & Staples Retailing	2.6	110,899,008
Metals & Mining	2.6	110,660,568
Household Durables	2.6	110,517,147
Trading Companies & Distributors	2.5	106,688,653
Household Products	2.3	98,432,491
Electrical Equipment	2.2	94,393,006
Entertainment	2.1	88,084,476
IT Services	2.1	86,659,674
Food Products	2.1	86,639,766
Health Care Equipment & Supplies	2.0	83,983,960
Personal Products	1.7	71,086,677
Technology Hardware, Storage & Peripherals	1.5	63,716,579
Communications Equipment	1.3	55,326,271
Air Freight & Logistics	1.3	54,831,087
Textiles, Apparel & Luxury Goods	1.3	53,007,453

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Containers & Packaging	1.2%		$49,866,770
Electronic Equipment, Instruments & Components	1.1		47,685,501
Real Estate Management & Development	1.1		46,885,744
Commercial Services & Supplies	1.1		44,367,626
Construction Materials	1.0		44,084,535
Specialty Retail	0.8		33,574,891
Diversified Telecommunication Services	0.8		33,022,434
Media	0.7		29,463,434
Internet & Direct Marketing Retail	0.7		28,861,677
Road & Rail	0.6		27,207,831
Aerospace & Defense	0.5		23,118,360
Building Products	0.5		20,560,532
Distributors	0.4		18,843,016
Hotels, Restaurants & Leisure	0.4		18,038,361
Leisure Products	0.4		16,998,368
Tobacco	0.2		7,154,112
Airlines	0.1		3,993,691
Life Sciences Tools & Services	0.0	(E)	177,595

Investments	98.9		4,175,288,251
Short-Term Investments	1.1		48,457,289

Total Investments	100.0%		$4,223,745,540

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$270,608,310	$3,904,679,941	$—	$4,175,288,251
Other Investment Company	48,457,289	—	—	48,457,289

Total Investments	$319,065,599	$3,904,679,941	$—	$4,223,745,540

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The totals value of all securities on loan is $57,390,937, collateralized by cash collateral of $48,457,289 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $11,764,174. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the value of the 144A security is $26,500,949, representing 0.6% of the Fund’s net assets.
(C)	Non-income producing securities.
(D)	Rate disclosed reflects the yield at October 31, 2022.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica International Focus

(unaudited)

MARKET ENVIRONMENT

International equity markets sold off during the fiscal year ended October 31, 2022. The outbreak of the Russian-Ukraine war at the end of February 2022 caused the first leg down. In subsequent months, entrenched higher inflation caused developed market central banks to raise interest rates very aggressively. Equity markets fell precipitously in response to heightened recession risks and equity valuation compression. There was also a significant rotation from growth to value stocks. All regions fell with the U.K. outperforming on a relative basis. Developed Europe ex-UK fared the worst as the war was the biggest negative impact on the European economy from weakened domestic demand and higher energy prices. Japan also underperformed due to the weaker yen from currency translation effects. All sectors fell except for energy. More expensive sectors like information technology performed the worst as higher growth stocks suffered the most from multiple deratings.

The downside risk intensified during the period due to rapidly rising interest rates, entrenched inflation, and escalation in the Russian-Ukraine war. The market was also increasingly concerned with slowing corporate profit growth. We believe quality and valuation will be desirable attributes to weather market drawdown and continued heightened volatility. We are disciplined in managing the Fund’s risks and to ensure broad diversification to sectors, regions, and styles. At period end, the Fund’s portfolio was balanced with an increased focus on companies with more defensive characteristics.

PERFORMANCE

For the year ended October 31, 2022, Transamerica International Focus (Class I2) returned -26.24%. By comparison, its benchmark, the MSCI EAFE Index, returned -22.62%.

STRATEGY REVIEW

Japan detracted the most from relative performance as many of the Fund’s holdings underperformed during the fiscal year, including Food and Life Company, Taiyo Yuden Co. Ltd., Open House Group Co. Ltd., Tokyo Electron Ltd., Nitori Holdings Co., Ltd., Asahi Group Holdings Ltd. and Lasertec Corp. From a regional perspective, developed Europe ex-UK holdings contributed most to returns, led by Equinor ASA. The Norwegian oil and gas company, which has the most leverage to European oil and gas of the majors, continued to benefit from high commodity prices. Equinor returned most of its higher profit to shareholders via higher buybacks and distributions.

Among sectors, holdings in consumer discretionary, industrials and health care weighed most on Fund performance. In industrials, Kingspan Group PLC, a building materials company based in Ireland, detracted. While building efficiency continued to be an attractive market, the company’s heavy exposure to European/U.K. building activity was a headwind. As a result, we trimmed the Fund’s position to lessen exposure. In health care, hearing aid retailer Amplifon Ltd. underperformed most due to business growth remaining sluggish as weakening consumer sentiment impacted demand. We exited the Fund’s position in July. Energy and financials led our sector contributors. An overweight allocation and strong security selection from energy holdings, such as Equinor ASA and TotalEnergies SE, were positive contributors. Financial holdings, such as DBS Group Holdings Ltd., Beazley PLC, and Swiss Life Holding AG, were also positive contributors. Singapore-based bank DBS Group Holdings Ltd. continued to execute well with growth and margin expansion across its franchise and solid management of credit risks. The stock also has an attractive and well-covered yield. We took some profits to risk-manage the Fund’s position size.

At the stock level, the best-performing holding was Equinor ASA, as discussed above. Not-owning ASML Holding NV and Nestle SA also aided Fund performance. In fact, seven out of the top 10 contributors were not owned in the Fund’s portfolio, an unusual circumstance. Another contributor was Beazley PLC, a specialist insurance company that reported strong results as their short-duration investment book benefited from higher reinvestment rates. We trimmed the position after strong gains. Among detractors, Food and Life Companies and Kingspan Group PLC topped the list. Taiwan Semiconductor Manufacturing Co. Ltd, ADR, a semiconductor contract manufacturing and design company, also underperformed. While the share price performance was lackluster due to U.S./China tension, export restrictions and valuation compression, the company continued to execute well and was pulling further ahead of the competition, in our view. Revenue and earnings continued to beat expectations. We took advantage of a more attractive share price to add to the position.

Michael E. Brown, CFA

Alfred Li, CFA

Jeff Tiefenbach, CFA

Co-Portfolio Managers

Epoch Investment Partners, Inc.

Transamerica Funds	Annual Report 2022

Transamerica International Focus

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.0%
Other Investment Company	1.3
Repurchase Agreement	1.1
Net Other Assets (Liabilities)	0.6
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica International Focus

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(30.73)%	N/A	(0.86)%	03/01/2018
Class A (NAV)	(26.67)%	N/A	0.36%	03/01/2018
Class I (NAV)	(26.47)%	N/A	0.58%	03/01/2018
Class I2 (NAV)	(26.24)%	0.79%	4.59%	06/10/2008
MSCI EAFE Index (A)	(22.62)%	0.39%	4.61%
Class R6 (NAV)	(26.23)%	N/A	0.81%	03/01/2018

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size, lower market volumes and lesser liquidity of the markets. Investments in developing markets involve greater risks than investments in developed markets.

Transamerica Funds	Annual Report 2022

Transamerica International Focus

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
COMMON STOCKS - 97.0%
Australia - 4.3%
Computershare Ltd.	1,051,301	$17,018,502
National Australia Bank Ltd.	977,590	20,306,540

		37,325,042

Austria - 1.0%
Erste Group Bank AG	352,023	8,675,583

China - 5.3%
Airtac International Group	420,144	9,614,334
ANTA Sports Products Ltd.	1,188,700	10,450,594
Ganfeng Lithium Group Co. Ltd., H Shares (A) (B)	1,782,800	12,058,178
Zijin Mining Group Co. Ltd., H Shares	14,734,000	14,053,850

		46,176,956

Denmark - 2.1%
Novo Nordisk AS, Class B	164,156	17,848,887

Finland - 2.0%
Neste OYJ	403,615	17,689,823

France - 12.5%
LVMH Moet Hennessy Louis Vuitton SE	29,175	18,409,267
Sanofi	340,120	29,269,977
TotalEnergies SE	574,695	31,351,538
Vinci SA	331,935	30,550,284

		109,581,066

Germany - 4.1%
Bayerische Motoren Werke AG	262,243	20,583,942
Merck KGaA	93,903	15,302,902

		35,886,844

Ireland - 5.5%
ICON PLC (C)	94,117	18,620,108
Kingspan Group PLC	294,042	14,824,624
Smurfit Kappa Group PLC	442,945	14,662,783

		48,107,515

Israel - 4.1%
Bank Leumi Le-Israel BM	1,875,168	17,888,622
Nice Ltd., ADR (B) (C)	96,363	18,298,370

		36,186,992

Italy - 2.5%
Enel SpA	3,172,241	14,171,502
Interpump Group SpA	200,173	7,749,794

		21,921,296

Japan - 14.6%
Asahi Group Holdings Ltd.	310,200	8,679,621
Food & Life Cos. Ltd.	639,500	10,757,055
ITOCHU Corp.	1,153,400	29,809,087
Lasertec Corp. (B)	94,500	13,278,275
Open House Group Co. Ltd.	415,800	14,789,756
Pan Pacific International Holdings Corp.	1,043,900	17,131,151
Taiyo Yuden Co. Ltd.	543,300	14,783,989
Tokyo Electron Ltd.	71,500	18,811,395

		128,040,329

Netherlands - 2.2%
Wolters Kluwer NV	178,053	18,919,647

	Shares	Value
COMMON STOCKS (continued)
Norway - 6.2%
DNB Bank ASA	1,228,104	$ 21,721,325
Equinor ASA	901,258	32,836,181

		54,557,506

Republic of Korea - 1.4%
Samsung Electronics Co. Ltd.	294,000	12,236,228

Singapore - 2.9%
DBS Group Holdings Ltd.	1,062,400	25,684,904

Sweden - 2.5%
Epiroc AB, Class A	361,705	5,537,142
Epiroc AB, Class B	1,041,104	13,979,082
Thule Group AB (A) (B)	113,138	2,228,888

		21,745,112

Switzerland - 6.5%
Lonza Group AG	35,406	18,226,439
Roche Holding AG	77,305	25,649,654
Swiss Life Holding AG	25,823	12,504,066

		56,380,159

Taiwan - 3.2%
E Ink Holdings, Inc.	1,900,000	12,072,924
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	261,724	16,109,112

		28,182,036

United Kingdom - 14.1%
Ashtead Group PLC	243,245	12,671,367
Beazley PLC	1,420,943	10,190,733
British American Tobacco PLC	547,796	21,634,352
Compass Group PLC	800,676	16,863,690
Diageo PLC	507,897	20,901,212
Legal & General Group PLC	8,266,484	22,114,991
Rio Tinto PLC, ADR (B)	349,378	18,639,316

		123,015,661

Total Common Stocks (Cost $831,772,622)		848,161,586

OTHER INVESTMENT COMPANY - 1.3%
Securities Lending Collateral - 1.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (D)	11,797,466	11,797,466

Total Other Investment Company (Cost $11,797,466)		11,797,466

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp., 1.10% (D), dated 10/31/2022, to be repurchased at $9,536,951 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.30%, due 04/27/2023, and with a value of $9,727,403.	$9,536,659	9,536,659

Total Repurchase Agreement (Cost $9,536,659)		9,536,659

Total Investments (Cost $853,106,747)		869,495,711
Net Other Assets (Liabilities) - 0.6%		5,330,467

Net Assets - 100.0%		$874,826,178

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica International Focus

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	10.8%	$94,276,974
Pharmaceuticals	10.1	88,071,420
Oil, Gas & Consumable Fuels	9.4	81,877,542
Semiconductors & Semiconductor Equipment	5.5	48,198,782
Insurance	5.2	44,809,790
Metals & Mining	5.1	44,751,344
Machinery	4.2	36,880,352
Life Sciences Tools & Services	4.2	36,846,547
Construction & Engineering	3.5	30,550,284
Trading Companies & Distributors	3.4	29,809,087
Beverages	3.4	29,580,833
Textiles, Apparel & Luxury Goods	3.3	28,859,861
Hotels, Restaurants & Leisure	3.2	27,620,745
Electronic Equipment, Instruments & Components	3.1	26,856,913
Tobacco	2.5	21,634,352
Automobiles	2.4	20,583,942
Professional Services	2.2	18,919,647
Software	2.1	18,298,370
Multiline Retail	2.0	17,131,151
IT Services	2.0	17,018,502
Building Products	1.7	14,824,624
Household Durables	1.7	14,789,756
Containers & Packaging	1.7	14,662,783
Electric Utilities	1.6	14,171,502
Commercial Services & Supplies	1.5	12,671,367
Technology Hardware, Storage & Peripherals	1.4	12,236,228
Leisure Products	0.3	2,228,888

Investments	97.5	848,161,586
Short-Term Investments	2.5	21,334,125

Total Investments	100.0%	$869,495,711

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$71,666,906	$776,494,680	$—	$848,161,586
Other Investment Company	11,797,466	—	—	11,797,466
Repurchase Agreement	—	9,536,659	—	9,536,659

Total Investments	$83,464,372	$786,031,339	$—	$869,495,711

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica International Focus

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the total value of 144A securities is $14,287,066, representing 1.6% of the Fund’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $41,946,972, collateralized by cash collateral of $11,797,466 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $31,194,355. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Non-income producing securities.
(D)	Rates disclosed reflect the yields at October 31, 2022.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica International Small Cap Value

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2022 was fundamentally characterized by increasingly clear signs of inflation, the hawkish response of central banks and corresponding fears of recession. Two major geopolitical issues, Russia’s invasion of Ukraine and China’s growing nationalism, amplified all these concerns. Asia ex-Japan was the best-performing region, while the U.K. was the worst. All sectors except energy had a negative return. Health care and information technology were the primary underperformers.

Since the above macroeconomic and geopolitical issues remain in place, the outlook for markets is mixed. Corporate profit guidance is likely to be cautious for 2023, but balance sheets are generally healthy across many sectors. Investor sentiment may improve if monetary authorities gain the upper hand over inflation.

PERFORMANCE

For the year ended October 31, 2022, Transamerica International Small Cap Value (Class I) returned -28.23%. By comparison, its benchmark, the MSCI EAFE Small Cap Index Gross, returned -29.95%.

STRATEGY REVIEW

Holdings in Japan, led by Kintetsu World Express, Inc., were the top regional contributors to relative performance. The freight-forwarding company received an acquisition offer from Kintetsu Group Holdings Co., Ltd., that represented a significant premium to the share price. Videogame producer Capcom Co., Ltd. also outperformed after reporting a series of solid results and raising full-year guidance. Management outlined a path for growth through regional expansion and intellectual property monetization.

An underweight and holdings in Asia Ex-Japan were the largest regional detractors. Among holdings, Singapore-based semiconductor equipment manufacturer ASMPT Ltd. lagged. The company reported a series of results above expectations; however, investor concerns over consumer end markets negatively impacted the company’s shares. Additionally, supply-chain challenges continued to complicate operations. ASMPT Ltd. acknowledged the potential for short-term weakness in its consumer segment but pointed to strong automotive and industrial demand. We believed ASMPT Ltd.’s order backlog and diversified product portfolio were underappreciated as of period end.

Holdings in communication services and industrials were the leading sector contributors. In communication services, Square Enix Holdings Co. Ltd. was a top performer. The Japan-based videogame maker reported a series of strong results, driven by growth in its massive multiplayer online and mobile businesses. In addition, the company sold overseas studios Crystal Dynamics, Inc. and Eidos Interactive as well as several game titles. Investors appreciated the renewed focus on Square Enix Holdings Co. Ltd.’s remaining console titles. In industrials, Compania de Distribucion Integral Logista Holdings S.A. was a leading contributor. The convenience store distributor performed well after releasing results that demonstrated the resilience of its business model. The company reported increased volumes of both tobacco and pharmaceuticals while passing through higher fuel costs to customers.

Materials and consumer discretionary were two of the primary sector detractors. An underweight and holdings, primarily Smurfit Kappa Group PLC, negatively impacted materials relative returns. Shares of the Irish paper and packaging firm declined following Russia’s invasion of Ukraine. It is the leading corrugated packaging producer in Western Europe, and the company has very little direct exposure to Russia/Ukraine. We believed Smurfit Kappa Group PLC’s market position, pricing power, and operational execution were underappreciated as of period end. U.K. homebuilders Bellway PLC and Redrow PLC were among the primary underperformers in consumer discretionary. There was a sell-off of homebuilders after the country’s housing secretary announced developers would be responsible for an estimated £4 billion of cladding remediation costs. Investor concern over near-term liquidity and the U.K. economy weighed on the companies’ share prices as well. On an operational level, however, both Bellway PLC and Redrow PLC highlighted a favorable demand backdrop, sales growth, and strong balance sheets.

Brandon H. Harrell, CFA

Stedman D. Oakey, CFA

Co-Portfolio Managers

Thompson, Siegel & Walmsley LLC

Transamerica Funds	Annual Report 2022

Transamerica International Small Cap Value

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	99.3%
Other Investment Company	5.0
Net Other Assets (Liabilities)	(4.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica International Small Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I (NAV)	(28.23)%	(0.26)%	4.48%	01/04/2013
MSCI EAFE Small Cap Index Gross (A)	(29.95)%	(0.92)%	5.41%
Class I2 (NAV)	(28.23)%	(0.17)%	4.58%	01/04/2013

(A) The MSCI EAFE Small Cap Index Gross is an equity index which captures small cap representation across developed markets countries around the world, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size, lower market volumes and lesser liquidity of the markets. The Fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down.

Transamerica Funds	Annual Report 2022

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
COMMON STOCKS - 99.3%
Australia - 3.7%
BlueScope Steel Ltd.	788,800	$7,943,196
Charter Hall Group, REIT (A)	633,932	5,262,169
Omni Bridgeway Ltd. (A) (B)	2,619,469	7,541,396

		20,746,761

Austria - 0.4%
ams-OSRAM AG (B)	444,400	2,515,459

Belgium - 6.1%
Barco NV	337,634	7,289,607
D’ieteren Group (A)	75,808	12,616,577
Fagron	230,648	2,871,362
Groupe Bruxelles Lambert NV	108,227	7,979,184
Telenet Group Holding NV	238,639	3,638,347

		34,395,077

Denmark - 2.6%
Scandinavian Tobacco Group AS (C)	570,028	9,548,347
Schouw & Co. AS	83,967	5,327,299

		14,875,646

Finland - 0.7%
Kamux Corp. (A)	251,300	1,215,405
Raisio OYJ, V Shares	1,549,483	2,998,239

		4,213,644

France - 5.1%
Elis SA	633,200	7,251,346
ICADE, REIT	83,500	3,106,106
Kaufman & Broad SA (A)	227,529	5,528,645
Rothschild & Co.	375,219	13,306,677

		29,192,774

Germany - 5.9%
Bertrandt AG	37,409	1,114,084
Borussia Dortmund GmbH & Co. KGaA (B)	561,880	2,077,211
DIC Asset AG	488,978	3,370,830
DWS Group GmbH & Co. KGaA (C)	102,000	2,757,707
Elmos Semiconductor SE	49,000	2,239,892
Gerresheimer AG	170,200	9,750,523
Hamburger Hafen und Logistik AG	345,740	4,049,450
SAF-Holland SE	530,600	3,927,979
Takkt AG	305,613	3,958,011

		33,245,687

Greece - 1.4%
Motor Oil Hellas Corinth Refineries SA	461,551	7,932,683

Hong Kong - 1.8%
ASMPT Ltd.	722,700	3,975,213
Great Eagle Holdings Ltd.	1,756,493	3,221,214
Kerry Logistics Network Ltd.	436,181	692,374
Pacific Textiles Holdings Ltd.	7,368,600	2,197,164

		10,085,965

Ireland - 4.6%
Bank of Ireland Group PLC	1,771,700	12,757,341
C&C Group PLC	1,967,385	3,691,356
Smurfit Kappa Group PLC	293,510	9,716,045

		26,164,742

Italy - 5.3%
BFF Bank SpA (C)	999,700	7,052,455
Buzzi Unicem SpA	291,800	4,842,938

	Shares	Value
COMMON STOCKS (continued)
Italy (continued)
Danieli & C Officine Meccaniche SpA	167,690	$ 2,303,309
doValue SpA (C)	433,900	2,499,048
Prysmian SpA	312,952	10,185,995
Saras SpA (B)	2,584,800	3,123,991

		30,007,736

Japan - 31.0%
Aida Engineering Ltd.	400,700	2,328,039
Air Water, Inc.	400,400	4,470,394
Capcom Co. Ltd.	611,800	17,017,183
CKD Corp.	288,500	3,538,261
Denka Co. Ltd.	423,660	9,814,530
DTS Corp.	357,100	8,489,919
Fuji Corp.	378,500	4,997,775
FULLCAST Holdings Co. Ltd.	71,600	1,432,124
Furyu Corp.	151,200	1,187,819
GMO internet group, Inc.	382,500	6,594,627
Hikari Tsushin, Inc.	54,200	6,547,055
Horiba Ltd.	156,500	6,420,801
Hosokawa Micron Corp.	109,600	1,988,714
Japan Petroleum Exploration Co. Ltd.	167,100	4,341,743
Kumiai Chemical Industry Co. Ltd. (A)	764,700	5,025,698
Kyushu Railway Co.	124,000	2,593,300
MatsukiyoCocokara & Co.	184,600	6,721,036
Meitec Corp.	333,900	5,624,140
Nakanishi, Inc.	586,700	10,704,948
Nextage Co. Ltd. (A)	161,700	3,116,687
Nichiha Corp.	228,300	4,323,202
Nippon Parking Development Co. Ltd.	3,092,300	5,367,978
Organo Corp.	78,200	1,349,223
Paramount Bed Holdings Co. Ltd.	355,800	6,333,887
PCA Corp. (A)	386,100	2,961,068
Rohto Pharmaceutical Co. Ltd.	232,000	7,217,066
Sanwa Holdings Corp.	1,253,300	10,796,069
Square Enix Holdings Co. Ltd.	270,500	12,070,260
Takasago Thermal Engineering Co. Ltd.	327,600	3,985,273
Token Corp.	86,100	4,538,714
Wakita & Co. Ltd.	367,100	2,898,032
Yonex Co. Ltd.	144,100	1,334,952

		176,130,517

Netherlands - 3.8%
ASM International NV (A)	38,900	8,605,446
Euronext NV (C)	79,480	5,044,503
Van Lanschot Kempen NV, CVA	377,500	8,147,142

		21,797,091

New Zealand - 0.3%
Pushpay Holdings Ltd. (B)	2,150,900	1,560,207

Norway - 3.1%
ABG Sundal Collier Holding ASA	5,181,427	2,751,160
Aker ASA, A Shares	91,000	6,421,296
Kongsberg Gruppen ASA	162,800	5,838,074
Protector Forsikring ASA	218,500	2,601,511

		17,612,041

Philippines - 0.2%
Alliance Global Group, Inc.	8,177,400	1,275,591

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Republic of Korea - 2.1%
Eugene Technology Co. Ltd.	314,909	$ 4,750,884
Gradiant Corp.	116,243	1,112,094
Value Added Technology Co. Ltd.	300,800	6,354,178

		12,217,156

Spain - 2.6%
Cia de Distribucion Integral Logista Holdings SA	502,064	10,383,422
Fluidra SA (A)	94,600	1,284,749
Vidrala SA (A)	39,709	3,035,391

		14,703,562

Sweden - 4.1%
Cloetta AB, B Shares	2,838,300	5,188,245
Dios Fastigheter AB	1,176,974	7,728,910
Husqvarna AB, B Shares (A)	749,400	4,449,298
Nobia AB	976,100	1,625,462
Trelleborg AB, B Shares	185,200	4,077,929

		23,069,844

Switzerland - 1.5%
Swissquote Group Holding SA	71,276	8,442,722

United Kingdom - 13.0%
Bellway PLC	374,700	7,968,802
Burberry Group PLC	271,700	5,661,440
Domino’s Pizza Group PLC	1,356,500	3,508,296
Howden Joinery Group PLC	726,100	4,277,160
IG Group Holdings PLC	1,023,035	9,331,365

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Inchcape PLC	449,300	$ 3,832,933
Informa PLC	1,145,027	7,296,017
Intermediate Capital Group PLC	379,235	4,617,853
International Personal Finance PLC	766,200	683,849
Lancashire Holdings Ltd.	789,500	4,480,519
Oxford Metrics PLC	906,700	852,638
Redde Northgate PLC	301,268	1,150,495
Redrow PLC	1,876,600	9,030,235
Savills PLC	675,200	6,379,289
Vistry Group PLC (A)	678,000	4,688,506

		73,759,397

Total Common Stocks (Cost $636,601,428)		563,944,302

OTHER INVESTMENT COMPANY - 5.0%
Securities Lending Collateral - 5.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (D)	28,433,884	28,433,884

Total Other Investment Company (Cost $28,433,884)		28,433,884

Total Investments (Cost $665,035,312)		592,378,186
Net Other Assets (Liabilities) - (4.3)%		(24,503,605)

Net Assets - 100.0%		$567,874,581

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Capital Markets	9.2%	$54,399,129
Household Durables	5.6	33,380,364
Entertainment	5.3	31,164,654
Machinery	4.4	26,317,297
Diversified Financial Services	4.2	25,072,083
Health Care Equipment & Supplies	4.0	23,393,013
Semiconductors & Semiconductor Equipment	3.7	22,086,894
Real Estate Management & Development	3.5	20,700,243
Chemicals	3.3	19,310,622
Building Products	3.2	19,104,544
IT Services	2.8	16,644,753
Distributors	2.8	16,449,510
Oil, Gas & Consumable Fuels	2.6	15,398,417
Electronic Equipment, Instruments & Components	2.3	13,710,408
Food Products	2.3	13,513,783
Banks	2.2	12,757,341
Containers & Packaging	2.2	12,751,436
Commercial Services & Supplies	2.1	12,619,324
Air Freight & Logistics	1.9	11,075,796
Media	1.9	10,934,364
Specialty Retail	1.8	10,879,147
Electrical Equipment	1.7	10,185,995
Life Sciences Tools & Services	1.7	9,750,523
Tobacco	1.6	9,548,347
Equity Real Estate Investment Trusts	1.4	8,368,275

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Professional Services	1.4%	$8,170,348
Metals & Mining	1.3	7,943,196
Textiles, Apparel & Luxury Goods	1.3	7,858,604
Industrial Conglomerates	1.3	7,696,887
Personal Products	1.2	7,217,066
Trading Companies & Distributors	1.2	7,175,192
Insurance	1.2	7,082,030
Food & Staples Retailing	1.1	6,721,036
Aerospace & Defense	1.0	5,838,074
Internet & Direct Marketing Retail	0.9	5,070,105
Construction Materials	0.8	4,842,938
Transportation Infrastructure	0.7	4,049,450
Auto Components	0.7	3,927,979
Software	0.6	3,813,706
Road & Rail	0.6	3,743,795
Beverages	0.6	3,691,356
Hotels, Restaurants & Leisure	0.6	3,508,296
Health Care Providers & Services	0.5	2,871,362
Leisure Products	0.4	2,522,771
Consumer Finance	0.1	683,849

Investments	95.2	563,944,302
Short-Term Investments	4.8	28,433,884

Total Investments	100.0%	$592,378,186

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$—	$563,944,302	$—	$563,944,302
Other Investment Company	28,433,884	—	—	28,433,884

Total Investments	$28,433,884	$563,944,302	$—	$592,378,186

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $32,076,127, collateralized by cash collateral of $28,433,884 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $5,330,330. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the total value of 144A securities is $26,902,060, representing 4.7% of the Fund’s net assets.
(D)	Rate disclosed reflects the yield at October 31, 2022.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica International Stock

(unaudited)

MARKET ENVIRONMENT

All of the countries in the MSCI EAFE Index were negative during the fiscal year ended October 31, 2022. While there had been debate around whether the global economy could emerge from this tightening cycle in a “soft landing,” financial markets now broadly seem to be pricing in a recession as the base-case scenario.

In September 2022, European Central Bank (“ECB”) President Christine Lagarde stated that the economic outlook “is darkening” and that she expects business activity to “slow substantially” in the coming months as high energy and food prices hurt consumer spending power. She said output in the fourth quarter of 2022 and the first quarter of 2023 would most likely be “negative.” Eurozone inflation accelerated during the fiscal year and exceeded consensus estimates, which reinforced market expectations the ECB will continue hiking interest rates in the next several meetings with hopes of reducing inflation levels.

Prices for oil and commodities remained elevated at period end, but many have declined from highs reached earlier in the fiscal year. The U.S. benchmark West Texas Intermediate crude oil contract surged in the first half of the fiscal year, but has since retreated. The ongoing Russia-Ukraine war also spiked prices for agricultural commodities as both countries are major exporters of wheat and other farm products. China is a major consumer of metals, and its frequent lockdowns in pursuit of its “zero COVID-19” policy slowed demand in recent months. If China can resume normal business activity, we think it could be a tailwind to metals as well as other commodities.

Oddly reassuring is that a pending recession has been well advertised by many market participants, including U.S. Federal Reserve Chairman Jerome Powell. As Chair Powell noted in a September 2022 conference, “The chances of a soft landing are likely to diminish to the extent that policy needs to be more restrictive, or restrictive for longer.” That sentiment may shift the focus from “if” to “when and how deep” a potential economic downturn may be. Therefore, for long-term investors, this bottoming process may, in our view, present an opportunity to diversify, rebalance, or put new capital to work at potentially attractive prices ahead of a potential recovery.

PERFORMANCE

For the year ended October 31, 2022, Transamerica International Stock (Class A) returned -19.38%, excluding any sales charges. By comparison, its benchmark, the MSCI EAFE Index, returned -22.62%.

STRATEGY REVIEW

The Fund outperformed its benchmark, the MSCI EAFE Index during the fiscal year. Stock selection within industrials, communication services, and consumer staples contributed most to performance, whereas an overweight to information technology and an underweight to energy detracted from relative performance. Strong stock selection within Japan, Denmark, and the Netherlands contributed to performance, while stock selection and an underweight to Australia detracted from performance.

Top stock-level contributors included Nippon Telegraph & Telephone Corp. (“Nippon”), a Japanese telecommunications company, and Imperial Brands PLC, a British tobacco company. While the communication services sector was down significantly, Nippon was approximately flat over the last fiscal year. While their mobile service revenues are under pressure, cost cuts and growth in new areas were strong. Imperial Brands PLC proved resiliant amid concerns of global recession and inflation fears.

Largest stock-level detractors included Tokyo Electron Ltd. and Volkswagon AG. Tokyo Electron Ltd., the Japanese semiconductor manufacturer, was hit by supply chain disruptions and also concerns around the escalation in export restrictions imposed by the U.S. on Chinese memory makers. Related, Volkswagon AG, the German automaker, struggled given the shortages in semiconductors and the unprecendented rise in costs for both logistics and raw materials strained the auto sector.

Alex Turner, CFA

David R. Vaughn, CFA

Gashi Zengeni, CFA

Co-Portfolio Managers

ClariVest Asset Management LLC

Transamerica Funds	Annual Report 2022

Transamerica International Stock

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	93.9%
Other Investment Company	7.6
Preferred Stock	1.3
Exchange-Traded Fund	1.0
Net Other Assets (Liabilities)	(3.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica International Stock

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(23.84)%	(2.32)%	09/28/2018
Class A (NAV)	(19.38)%	(0.97)%	09/28/2018
MSCI EAFE Index (A)	(22.62)%	(0.09)%
Class I (NAV)	(19.02)%	(0.66)%	09/28/2018
Class I2 (NAV)	(19.08)%	(0.67)%	09/28/2018
Class R6 (NAV)	(19.12)%	(0.69)%	09/28/2018

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size, lower market volumes and lesser liquidity of the markets. There also can be no assurance that the use of models will result in effective investment decisions for the Fund.

Transamerica Funds	Annual Report 2022

Transamerica International Stock

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
COMMON STOCKS - 93.9%
Australia - 4.1%
BlueScope Steel Ltd.	49,922	$502,713
Commonwealth Bank of Australia (A)	27,083	1,815,827
Computershare Ltd.	30,408	492,246
National Australia Bank Ltd. (A)	88,605	1,840,507
Perseus Mining Ltd.	606,808	706,749
Scentre Group, REIT	166,698	310,229
South32 Ltd.	320,807	736,017

		6,404,288

Austria - 0.3%
voestalpine AG	22,550	489,567

Belgium - 0.4%
Anheuser-Busch InBev SA	12,260	613,250

China - 0.6%
Yangzijiang Shipbuilding Holdings Ltd.	1,167,500	989,719

Denmark - 4.9%
AP Moller - Maersk AS, Class B	680	1,420,636
Danske Bank AS	31,097	501,625
Genmab AS (B)	3,655	1,407,934
Novo Nordisk AS, Class B	37,711	4,100,364
Pandora AS	3,841	202,050

		7,632,609

Finland - 2.4%
Nokia OYJ	236,966	1,053,056
Nordea Bank Abp	286,635	2,738,086

		3,791,142

France - 10.3%
BNP Paribas SA	10,891	510,721
Capgemini SE	7,916	1,297,359
Cie de Saint-Gobain	33,610	1,374,008
Eiffage SA	14,152	1,279,649
LVMH Moet Hennessy Louis Vuitton SE	4,788	3,021,202
Pernod Ricard SA (A)	8,909	1,563,629
Publicis Groupe SA	9,164	513,224
Remy Cointreau SA	3,893	595,387
Rexel SA	27,854	497,063
Sanofi	22,664	1,950,414
Sartorius Stedim Biotech	1,712	543,284
Societe Generale SA	15,362	352,359
TotalEnergies SE	35,185	1,919,460
Veolia Environnement SA	25,776	575,217

		15,992,976

Germany - 6.2%
Bayer AG	15,917	836,932
Bayerische Motoren Werke AG	14,505	1,138,525
Brenntag SE	6,107	370,550
Deutsche Post AG	48,822	1,725,847
Deutsche Telekom AG	107,286	2,025,075
Infineon Technologies AG	44,240	1,073,504
Mercedes-Benz Group AG	11,363	657,708
Merck KGaA	11,413	1,859,920

		9,688,061

Hong Kong - 1.6%
ASMPT Ltd.	61,500	338,281
CK Hutchison Holdings Ltd.	245,000	1,219,568

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
New World Development Co. Ltd.	172,000	$ 351,821
Pacific Basin Shipping Ltd.	2,719,000	658,278

		2,567,948

Ireland - 0.3%
James Hardie Industries PLC, CDI	17,614	384,566

Israel - 0.7%
Teva Pharmaceutical Industries Ltd., ADR (B)	114,900	1,024,908

Italy - 1.7%
Enel SpA	96,799	432,435
Eni SpA	71,629	940,755
Ferrari NV	3,577	705,163
Leonardo SpA	79,539	639,024

		2,717,377

Japan - 23.5%
Canon, Inc. (A)	121,900	2,583,973
Cosmo Energy Holdings Co. Ltd.	16,300	419,877
Electric Power Development Co. Ltd., Class C	42,200	586,905
FUJIFILM Holdings Corp.	35,100	1,605,821
Fujitsu Ltd.	11,700	1,346,185
Honda Motor Co. Ltd.	43,300	987,347
Ibiden Co. Ltd.	15,500	522,464
Inpex Corp.	42,100	424,890
ITOCHU Corp. (A)	90,200	2,331,177
Japan Tobacco, Inc.	31,700	530,894
KDDI Corp.	26,800	792,127
Marubeni Corp.	176,100	1,541,564
Mitsubishi Corp.	51,300	1,389,659
Mitsubishi UFJ Financial Group, Inc.	129,100	609,849
Mitsui & Co. Ltd.	32,500	719,198
Mizuho Financial Group, Inc.	46,690	504,974
Murata Manufacturing Co. Ltd.	19,700	932,587
Nintendo Co. Ltd. (A)	50,000	2,029,955
Nippon Telegraph & Telephone Corp.	133,900	3,693,055
Nippon Yusen KK	64,500	1,168,382
Olympus Corp.	37,300	786,451
Ono Pharmaceutical Co. Ltd.	30,500	717,773
Otsuka Holdings Co. Ltd.	22,500	721,226
Renesas Electronics Corp. (B)	48,600	406,575
Sekisui House Ltd.	36,500	606,002
Seven & i Holdings Co. Ltd. (A)	43,000	1,605,119
SoftBank Group Corp.	12,100	519,407
Sony Group Corp.	18,600	1,254,284
Sumitomo Mitsui Financial Group, Inc.	26,800	752,586
Sysmex Corp.	14,300	769,681
Takeda Pharmaceutical Co. Ltd.	19,700	520,257
Toyota Motor Corp.	230,900	3,203,645

		36,583,889

Netherlands - 5.7%
ASML Holding NV (A)	4,709	2,208,929
ASR Nederland NV	10,057	442,839
Heineken NV	5,086	424,855
Just Eat Takeaway.com NV (A) (B) (C)	35,859	615,343
Koninklijke Ahold Delhaize NV (A)	64,498	1,798,737
NN Group NV	28,707	1,215,524
Prosus NV	4,900	211,884

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica International Stock

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Netherlands (continued)
Signify NV (C)	17,759	$ 492,016
Stellantis NV	108,654	1,465,913

		8,876,040

Norway - 0.8%
Equinor ASA	35,950	1,309,792

Singapore - 0.7%
DBS Group Holdings Ltd.	47,100	1,138,704

Spain - 2.8%
Banco Bilbao Vizcaya Argentaria SA	100,897	520,506
Banco Santander SA (A)	607,114	1,574,535
Iberdrola SA	136,034	1,383,367
Repsol SA	30,341	412,773
Telefonica SA	157,248	542,065

		4,433,246

Sweden - 0.7%
SSAB AB, B Shares	231,408	1,075,219

Switzerland - 8.1%
Alcon, Inc.	32,071	1,952,654
Cie Financiere Richemont SA, Class A	2,780	271,699
Glencore PLC	60,473	346,696
Nestle SA	20,240	2,203,302
Novartis AG	10,243	828,564
Roche Holding AG	6,338	2,102,936
Sonova Holding AG	4,542	1,073,564
Swiss Life Holding AG	3,357	1,625,533
UBS Group AG	91,296	1,447,421
Zurich Insurance Group AG	1,656	705,744

		12,558,113

United Kingdom - 18.1%
3i Group PLC	119,217	1,587,775
Anglo American PLC	15,704	470,401
Ashtead Group PLC	12,038	627,096
AstraZeneca PLC	19,453	2,282,462
BAE Systems PLC	71,395	667,798
Barclays PLC	596,659	1,013,874
Bellway PLC	12,247	260,459
BP PLC	189,793	1,050,049
British American Tobacco PLC	44,496	1,757,300
Coca-Cola Europacific Partners PLC	25,354	1,192,906
Compass Group PLC	37,569	791,271

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Diageo PLC	61,543	$ 2,532,646
Ferguson PLC	9,218	1,005,303
GSK PLC	86,983	1,424,875
Halma PLC	27,150	658,368
HSBC Holdings PLC	396,967	2,037,254
Imperial Brands PLC	88,450	2,154,559
Lloyds Banking Group PLC	1,238,919	595,012
RELX PLC	50,974	1,369,186
Rio Tinto PLC	20,271	1,059,395
Shell PLC	54,783	1,517,576
SSE PLC	87,319	1,560,467
Standard Chartered PLC	109,254	652,764

		28,268,796

Total Common Stocks (Cost $158,150,347)		146,540,210

PREFERRED STOCK - 1.3%
Germany - 1.3%
Volkswagen AG, 5.83% (D)	15,748	2,015,765

Total Preferred Stock (Cost $2,439,531)		2,015,765

EXCHANGE-TRADED FUND - 1.0%
United States - 1.0%
iShares MSCI EAFE ETF (A)	25,400	1,506,474

Total Exchange-Traded Fund (Cost $1,853,008)		1,506,474

OTHER INVESTMENT COMPANY - 7.6%
Securities Lending Collateral - 7.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (D)	11,812,299	11,812,299

Total Other Investment Company (Cost $11,812,299)		11,812,299

Total Investments (Cost $174,255,185)		161,874,748
Net Other Assets (Liabilities) - (3.8)%		(5,888,173)

Net Assets - 100.0%		$155,986,575

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	11.3%	$18,370,631
Banks	10.6	17,159,183
Automobiles	6.3	10,174,066
Oil, Gas & Consumable Fuels	4.9	7,995,172
Trading Companies & Distributors	4.9	7,854,514
Beverages	4.3	6,922,673
Diversified Telecommunication Services	3.9	6,260,195
Metals & Mining	3.3	5,386,757
Health Care Equipment & Supplies	2.8	4,582,350
Tobacco	2.7	4,442,753

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica International Stock

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Technology Hardware, Storage & Peripherals	2.6%	$4,189,794
Semiconductors & Semiconductor Equipment	2.5	4,027,289
Insurance	2.5	3,989,640
Textiles, Apparel & Luxury Goods	2.2	3,494,951
Food & Staples Retailing	2.1	3,403,856
Electric Utilities	2.1	3,376,269
Marine	2.0	3,247,296
IT Services	1.9	3,135,790
Capital Markets	1.9	3,035,196
Food Products	1.4	2,203,302
Household Durables	1.3	2,120,745
Electronic Equipment, Instruments & Components	1.3	2,113,419
Entertainment	1.3	2,029,955
Air Freight & Logistics	1.1	1,725,847
International Equity Funds	0.9	1,506,474
Biotechnology	0.9	1,407,934
Building Products	0.8	1,374,008
Professional Services	0.8	1,369,186
Wireless Telecommunication Services	0.8	1,311,534
Aerospace & Defense	0.8	1,306,822
Construction & Engineering	0.8	1,279,649
Industrial Conglomerates	0.8	1,219,568
Communications Equipment	0.6	1,053,056
Machinery	0.6	989,719
Internet & Direct Marketing Retail	0.5	827,227
Hotels, Restaurants & Leisure	0.5	791,271
Commercial Services & Supplies	0.4	627,096
Independent Power & Renewable Electricity Producers	0.4	586,905
Multi-Utilities	0.4	575,217
Life Sciences Tools & Services	0.3	543,284
Media	0.3	513,224
Electrical Equipment	0.3	492,016
Construction Materials	0.2	384,566
Real Estate Management & Development	0.2	351,821
Equity Real Estate Investment Trusts	0.2	310,229

Investments	92.7	150,062,449
Short-Term Investments	7.3	11,812,299

Total Investments	100.0%	$161,874,748

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$2,217,814	$144,322,396	$—	$146,540,210
Preferred Stock	—	2,015,765	—	2,015,765
Exchange-Traded Fund	1,506,474	—	—	1,506,474
Other Investment Company	11,812,299	—	—	11,812,299

Total Investments	$15,536,587	$146,338,161	$—	$161,874,748

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica International Stock

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $13,557,932, collateralized by cash collateral of $11,812,299 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $2,398,674. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the total value of 144A securities is $1,107,359, representing 0.7% of the Fund’s net assets.
(D)	Rates disclosed reflect the yields at October 31, 2022.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CDI	CHESS Depositary Interests
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Large Cap Value

(unaudited)

MARKET ENVIRONMENT

For most of the fiscal year ended October 31, 2022, stocks were under pressure, as 40-year highs in inflation, geopolitical risk, and the threat of a recession weighed on market sentiment. The fiscal year ended with investors focused on whether the U.S. Federal Reserve (“Fed”) could balance the need to restore credibility around inflation while orchestrating a soft landing of the U.S. economy. The outcome will likely determine if U.S. equities are buying opportunities at the current levels, since the health of the economy has a large impact on corporate earnings.

In April 2022, the Russia/Ukraine conflict, COVID-related China lockdowns, rising inflation, higher interest rates, continued labor shortages, and continued supply chain issues all contributed to the worst monthly returns since 2020. The equity market continued to slide down in June on the backdrop of higher inflation, weaker growth and tightening financial conditions. Aside from the bearish sentiment in the market, investors rotated out of growth-oriented stocks and into value.

In July 2022, the Fed hiked interest rates by 0.75%. Inflation as measured by the headline consumer price index came in above consensus at 9.1%. U.S. interest rates continued their rise, wreaking havoc on risky assets and likewise a flight to quality assets, as the Fed raised the Federal Funds Rate by another 0.75% in September.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Large Cap Value (Class A) returned -6.69%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Value Index, returned -7.00%.

STRATEGY REVIEW

The Fund outperformed its benchmark during the fiscal year ended October 31, 2022. Outperformance was driven by both stock selection and sector allocation. Stock selection in manufacturing, healthcare and energy sectors contributed most to outperformance, while stock selection in consumer services, financial services, and consumer discretionary detracted from performance. A modest overweight to energy, which significantly outperformed the market during the period, drove positive performance from sector allocation.

At the stock level, top contributors included ConocoPhillips and Eli Lilly & Co. Shares of ConocoPhillips, an energy producer, outperformed in the period on the back of a strong rebound in energy prices. The company reported a series of strong quarterly reports and raised its shareholder distribution targets more than investor expectations. In the healthcare sector, shares of Eli Lilly & Co., a pharmaceutical company, rallied in part on the defensive nature of their business model in a tough market environment. The company also posted relatively strong earnings during the period, raised revenue guidance, and has benefited from a very strong launch of a diabetes drug that also looks to have promising benefits in the obesity market. Lastly, the company has a drug in development to treat Alzheimer’s, which also helped to drive Eli Lilly & Co. shares higher during the period.

The largest detractor in the Fund was Baxter International, Inc. Shares of Baxter International, Inc. underperformed in the period after a series of disappointing quarterly reports and lowered guidance forecasts. While the company’s product demand remains strong, supply-chain challenges for inputs like semiconductors chips and raw materials continue to hamper product supply. These headwinds should begin to abate in 2023.

Paul Roukis, CFA

Jeff Agne

Co-Portfolio Managers

Rothschild & Co Asset Management US Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	97.5%
Repurchase Agreement	2.5
Net Other Assets (Liabilities)	0.0 *
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2022

Transamerica Large Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(11.83)%	4.26%	9.57%	11/15/2010
Class A (NAV)	(6.69)%	5.45%	10.20%	11/15/2010
Russell 1000® Value Index (A)	(7.00)%	7.21%	10.30%
Class C (POP)	(8.25)%	4.67%	9.39%	11/15/2010
Class C (NAV)	(7.34)%	4.67%	9.39%	11/15/2010
Class I (NAV)	(6.27)%	5.83%	10.55%	11/15/2010
Class I2 (NAV)	(6.37)%	5.85%	10.62%	11/15/2010
Class R6 (NAV)	(6.37)%	5.85%	7.75%	05/29/2015

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. The Fund may be more concentrated than that of a more diversified fund, subjecting it to greater fluctuation and risk.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2022

Transamerica Large Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
COMMON STOCKS - 97.5%
Aerospace & Defense - 4.0%
Northrop Grumman Corp.	91,852	$50,427,666
Textron, Inc.	373,172	25,539,892

		75,967,558

Airlines - 1.1%
Southwest Airlines Co. (A)	593,538	21,575,106

Automobiles - 1.7%
General Motors Co.	816,962	32,065,758

Banks - 9.4%
Bank of America Corp.	1,904,892	68,652,307
JPMorgan Chase & Co.	493,161	62,079,107
Wells Fargo & Co.	1,073,808	49,384,430

		180,115,844

Beverages - 2.9%
PepsiCo, Inc.	304,432	55,278,763

Biotechnology - 2.0%
AbbVie, Inc.	268,393	39,292,735

Capital Markets - 6.3%
BlackRock, Inc.	70,188	45,335,131
Charles Schwab Corp.	623,666	49,687,470
State Street Corp.	359,999	26,639,926

		121,662,527

Chemicals - 2.3%
Air Products & Chemicals, Inc.	178,863	44,787,295

Communications Equipment - 1.6%
Motorola Solutions, Inc.	121,028	30,221,902

Construction & Engineering - 2.5%
Quanta Services, Inc.	342,288	48,618,587

Construction Materials - 2.1%
Martin Marietta Materials, Inc.	120,765	40,574,625

Electric Utilities - 4.3%
Duke Energy Corp.	459,293	42,796,922
Xcel Energy, Inc.	606,975	39,520,142

		82,317,064

Energy Equipment & Services - 2.1%
Schlumberger NV	776,137	40,382,408

Entertainment - 2.2%
Walt Disney Co. (A)	396,156	42,206,460

Equity Real Estate Investment Trusts - 3.6%
American Tower Corp.	159,068	32,957,299
Prologis, Inc.	330,188	36,568,321

		69,525,620

Food Products - 3.0%
Mondelez International, Inc., Class A	406,594	24,997,399
Tyson Foods, Inc., Class A	480,899	32,869,447

		57,866,846

Health Care Equipment & Supplies - 1.6%
Baxter International, Inc.	565,543	30,737,262

Health Care Providers & Services - 4.9%
AmerisourceBergen Corp.	289,627	45,535,157
UnitedHealth Group, Inc.	89,084	49,454,983

		94,990,140

Insurance - 2.5%
Hartford Financial Services Group, Inc.	650,290	47,087,499

	Shares	Value
COMMON STOCKS (continued)
Interactive Media & Services - 3.8%
Alphabet, Inc., Class A (A)	577,972	$ 54,624,134
Meta Platforms, Inc., Class A (A)	189,737	17,675,899

		72,300,033

IT Services - 1.6%
PayPal Holdings, Inc. (A)	375,943	31,421,316

Life Sciences Tools & Services - 3.0%
Thermo Fisher Scientific, Inc.	113,791	58,485,160

Machinery - 4.3%
Caterpillar, Inc.	189,462	41,010,944
Parker-Hannifin Corp.	145,927	42,409,305

		83,420,249

Media - 2.6%
Comcast Corp., Class A	662,229	21,019,149
Fox Corp., Class A	966,561	27,904,616

		48,923,765

Multiline Retail - 1.6%
Target Corp.	185,371	30,447,187

Oil, Gas & Consumable Fuels - 8.0%
ConocoPhillips	493,508	62,226,424
Exxon Mobil Corp.	833,551	92,365,786

		154,592,210

Pharmaceuticals - 5.5%
Bristol-Myers Squibb Co.	668,483	51,787,378
Eli Lilly & Co.	149,044	53,967,342

		105,754,720

Road & Rail - 1.7%
CSX Corp.	1,135,905	33,009,399

Semiconductors & Semiconductor Equipment - 1.4%
Micron Technology, Inc.	486,539	26,321,760

Software - 2.0%
Microsoft Corp.	165,182	38,343,698

Specialty Retail - 1.9%
Lowe’s Cos., Inc.	185,726	36,207,284

Total Common Stocks (Cost $1,621,203,555)		1,874,500,780

	Principal	Value
REPURCHASE AGREEMENT - 2.5%
Fixed Income Clearing Corp., 1.10% (B), dated 10/31/2022, to be repurchased at $47,697,287 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.47%, due 04/20/2023, and with a value of $48,649,784.	$47,695,829	47,695,829

Total Repurchase Agreement (Cost $47,695,829)		47,695,829

Total Investments (Cost $1,668,899,384)		1,922,196,609
Net Other Assets (Liabilities) - 0.0% (C)		133,564

Net Assets - 100.0%		$1,922,330,173

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Large Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,874,500,780	$—	$—	$1,874,500,780
Repurchase Agreement	—	47,695,829	—	47,695,829

Total Investments	$1,874,500,780	$47,695,829	$—	$1,922,196,609

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at October 31, 2022.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Large Core

(unaudited)

MARKET ENVIRONMENT

At the beginning of the fiscal year ended October 31, 2022, markets reached new highs in early November 2021, and then stumbled entering the holiday season as concerns surrounding inflation and the new Omicron variant of COVID-19 rattled markets. Federal Reserve (“Fed”) Chair Jerome Powell’s comments surrounding the use of the word “transitory” signaled a potential change in the Fed’s views as inflation continued to trend up. U.S. equities closed calendar year 2021 on a strong rally. January 2022 was a volatile month, however, as the Fed’s lift-off scenario for interest rates began to take shape with inflation running high. Equities traded lower in anticipation that Chair Powell and the Fed could raise rates at a faster than expected rate. U.S. equities fell with volatility elevated as geopolitical tensions gripped the world with Russia’s invasion of neighboring Ukraine in February 2022.

In April 2022, the Russia/Ukraine conflict, COVID-related China lockdowns, rising inflation, higher interest rates, continued labor shortages, and continued supply chain issues all contributed to the worst monthly returns since 2020. The equity market continued to slide down in June on the backdrop of higher inflation, weaker growth and tightening financial conditions. Growth stocks, particularly the long-duration segment, declined most significantly due to higher interest rates. While the inflation rate was still high, signs of “peak-inflation” started to emerge.

In July 2022, the Fed hiked interest rates by 0.75%. Inflation as measured by the headline consumer price index came in above consensus at 9.1%. U.S. interest rates continued their rise, wreaking havoc on risky assets and likewise causing a flight to quality assets, as the Fed raised the Federal Funds Rate by another 0.75% in September.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Large Core (Class R4) returned -12.73%. By comparison, its benchmark, the S&P 500® Index, returned -14.61%.

STRATEGY REVIEW

We believe that the most effective way to invest in equities is to categorize stocks according to where they reside in their respective company life cycles, then to let the categorization drive how they are analyzed for investment attractiveness. Through our quantitative framework, we rank companies within fundamentally similar groups of stocks based on six life-cycle stages (three types for growth companies and three for mature companies). Our model quantitatively assesses the attractiveness of each company based on numerous factors that are relevant to each life-cycle category. The model’s 90-plus factors can be aggregated into three equally weighted clusters: quality, sentiment, and valuation.

For the fiscal year, the top-performing sectors were industrials, information technology and consumer discretionary. Holdings in communication services and materials detracted most from performance. Among growth categories, mature defensive stocks outperformed, while mature cyclical holdings underperformed. Among the top individual contributors were Lockheed Martin Corp. and Raymond James Financial, Inc., both overweights for the Fund relative to its benchmark. PepsiCo, Inc., an underweight, and Alphabet, Inc., an overweight, detracted the most from performance.

Sheedsa Ali, CFA

Portfolio Manager

PineBridge Investments LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	97.7%
Exchange-Traded Fund	2.0
Other Investment Company	0.1
Net Other Assets (Liabilities)	0.2
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica Large Core

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I3 (NAV)	(12.58)%	9.45%	10.36%	03/10/2017
Class R (NAV)	(13.03)%	8.92%	9.82%	03/10/2017
Class R4 (NAV)	(12.73)%	9.18%	11.93%	09/11/2000
S&P 500® Index (A)	(14.61)%	10.44%	12.79%

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Transamerica Funds	Annual Report 2022

Transamerica Large Core

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
COMMON STOCKS - 97.7%
Aerospace & Defense - 1.5%
Boeing Co. (A)	2,628	$374,516
General Dynamics Corp.	1,315	328,487
Lockheed Martin Corp.	3,003	1,461,500
Textron, Inc.	599	40,996
TransDigm Group, Inc.	520	299,395

		2,504,894

Air Freight & Logistics - 0.9%
Expeditors International of Washington, Inc.	2,484	243,059
FedEx Corp.	368	58,983
United Parcel Service, Inc., Class B	7,133	1,196,704

		1,498,746

Airlines - 0.1%
Southwest Airlines Co. (A)	4,447	161,648

Auto Components - 0.1%
BorgWarner, Inc.	5,069	190,240

Automobiles - 2.0%
Ford Motor Co.	20,083	268,510
Tesla, Inc. (A)	13,378	3,044,030

		3,312,540

Banks - 3.5%
Citigroup, Inc.	20,751	951,641
Citizens Financial Group, Inc.	3,102	126,872
Comerica, Inc.	7,428	523,674
First Republic Bank	1,482	177,988
JPMorgan Chase & Co.	16,226	2,042,529
PNC Financial Services Group, Inc.	2,645	428,040
Regions Financial Corp.	32,225	707,339
Signature Bank	1,671	264,904
US Bancorp	9,989	424,033

		5,647,020

Beverages - 1.3%
Coca-Cola Co.	26,054	1,559,332
PepsiCo, Inc.	3,073	557,995

		2,117,327

Biotechnology - 2.7%
AbbVie, Inc.	7,848	1,148,947
Amgen, Inc.	5,344	1,444,750
Gilead Sciences, Inc.	338	26,520
Incyte Corp. (A)	2,240	166,522
Moderna, Inc. (A)	2,331	350,419
Regeneron Pharmaceuticals, Inc. (A)	791	592,261
Vertex Pharmaceuticals, Inc. (A)	2,175	678,600

		4,408,019

Building Products - 0.0% (B)
Carrier Global Corp.	576	22,902
Masco Corp.	394	18,230

		41,132

Capital Markets - 2.1%
Ameriprise Financial, Inc.	3,430	1,060,282
Charles Schwab Corp.	14,779	1,177,443
FactSet Research Systems, Inc.	448	190,619
MarketAxess Holdings, Inc.	299	72,968
Raymond James Financial, Inc.	6,461	763,302
T. Rowe Price Group, Inc.	892	94,695

		3,359,309

	Shares	Value
COMMON STOCKS (continued)
Chemicals - 1.0%
Celanese Corp.	1,979	$ 190,222
CF Industries Holdings, Inc.	2,654	282,014
Dow, Inc.	10,262	479,646
Linde PLC	726	215,876
LyondellBasell Industries NV, Class A	3,941	301,289
Mosaic Co.	3,457	185,814

		1,654,861

Commercial Services & Supplies - 0.6%
Cintas Corp.	1,108	473,725
Copart, Inc. (A)	2,079	239,127
Waste Management, Inc.	2,105	333,369

		1,046,221

Communications Equipment - 0.8%
Arista Networks, Inc. (A)	1,550	187,333
Cisco Systems, Inc.	23,015	1,045,572
F5, Inc. (A)	42	6,002

		1,238,907

Consumer Finance - 0.9%
American Express Co.	6,042	896,935
Discover Financial Services	4,913	513,212
Synchrony Financial	2,872	102,128

		1,512,275

Containers & Packaging - 0.6%
Avery Dennison Corp.	378	64,090
Ball Corp.	945	46,673
International Paper Co.	4,980	167,378
Packaging Corp. of America	4,200	504,882
Westrock Co.	6,812	232,017

		1,015,040

Distributors - 0.3%
LKQ Corp.	8,684	483,178

Diversified Financial Services - 2.0%
Berkshire Hathaway, Inc., Class B (A)	11,182	3,299,697
Intercontinental Exchange, Inc.	83	7,932

		3,307,629

Diversified Telecommunication Services - 0.7%
AT&T, Inc.	8,934	162,867
Lumen Technologies, Inc. (C)	10,894	80,180
Verizon Communications, Inc.	21,945	820,084

		1,063,131

Electric Utilities - 1.2%
Constellation Energy Corp.	3,614	341,667
Edison International	7,642	458,826
Entergy Corp.	5,323	570,306
Exelon Corp.	16,491	636,388

		2,007,187

Electrical Equipment - 0.3%
Emerson Electric Co.	4,802	415,853

Electronic Equipment, Instruments & Components - 0.8%
Amphenol Corp., Class A	6,545	496,307
Corning, Inc.	5,293	170,276
Keysight Technologies, Inc. (A)	2,208	384,523
Teledyne Technologies, Inc. (A)	414	164,764

		1,215,870

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Large Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Energy Equipment & Services - 0.2%
Halliburton Co.	3,341	$ 121,679
Schlumberger NV	2,569	133,665

		255,344

Entertainment - 1.2%
Electronic Arts, Inc.	4,382	551,957
Live Nation Entertainment, Inc. (A)	3,141	250,055
Netflix, Inc. (A)	1,349	393,746
Walt Disney Co. (A)	7,232	770,497

		1,966,255

Equity Real Estate Investment Trusts - 2.7%
AvalonBay Communities, Inc.	725	126,962
Boston Properties, Inc.	4,567	332,021
Healthpeak Properties, Inc.	1,666	39,534
Host Hotels & Resorts, Inc.	34,844	657,855
Prologis, Inc.	2,536	280,862
Public Storage	1,263	391,214
Regency Centers Corp.	12,450	753,349
Simon Property Group, Inc.	6,285	684,939
Vornado Realty Trust	21,666	511,101
Weyerhaeuser Co.	19,376	599,300

		4,377,137

Food & Staples Retailing - 0.8%
Costco Wholesale Corp.	1,276	639,914
Kroger Co.	12,628	597,178

		1,237,092

Food Products - 0.9%
Archer-Daniels-Midland Co.	3,236	313,827
General Mills, Inc.	3,644	297,278
Hershey Co.	1,067	254,768
Tyson Foods, Inc., Class A	8,381	572,841

		1,438,714

Health Care Equipment & Supplies - 2.2%
Abbott Laboratories	6,440	637,174
ABIOMED, Inc. (A)	855	215,528
Becton Dickinson & Co.	612	144,414
Edwards Lifesciences Corp. (A)	6,537	473,475
Hologic, Inc. (A)	7,622	516,772
Medtronic PLC	13,854	1,210,008
STERIS PLC	218	37,622
Zimmer Biomet Holdings, Inc.	2,432	275,667

		3,510,660

Health Care Providers & Services - 4.5%
AmerisourceBergen Corp.	1,270	199,669
Centene Corp. (A)	2,314	196,991
Cigna Corp.	1,055	340,828
CVS Health Corp.	11,149	1,055,810
DaVita, Inc. (A)	1,154	84,254
Elevance Health, Inc.	2,035	1,112,677
HCA Healthcare, Inc.	1,656	360,130
Henry Schein, Inc. (A)	2,746	187,991
McKesson Corp.	756	294,364
Molina Healthcare, Inc. (A)	1,172	420,584
UnitedHealth Group, Inc.	5,603	3,110,506

		7,363,804

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure - 2.4%
Booking Holdings, Inc. (A)	473	$ 884,264
Caesars Entertainment, Inc. (A)	815	35,640
Carnival Corp. (A) (C)	2,091	18,944
Chipotle Mexican Grill, Inc. (A)	186	278,689
Darden Restaurants, Inc.	2,550	365,007
Expedia Group, Inc. (A)	2,354	220,028
Hilton Worldwide Holdings, Inc.	1,519	205,460
Marriott International, Inc., Class A	5,524	884,448
McDonald’s Corp.	679	185,136
Norwegian Cruise Line Holdings Ltd. (A)	1,638	27,666
Royal Caribbean Cruises Ltd. (A) (C)	1,120	59,786
Starbucks Corp.	7,671	664,232

		3,829,300

Household Products - 2.4%
Church & Dwight Co., Inc.	2,078	154,042
Colgate-Palmolive Co.	10,964	809,582
Kimberly-Clark Corp.	5,462	679,800
Procter & Gamble Co.	16,115	2,170,207

		3,813,631

Industrial Conglomerates - 1.5%
3M Co.	9,287	1,168,212
General Electric Co.	7,475	581,630
Honeywell International, Inc.	3,560	726,311

		2,476,153

Insurance - 2.2%
Aflac, Inc.	3	195
American International Group, Inc.	11,369	648,033
Aon PLC, Class A	1,633	459,673
Chubb Ltd.	3,851	827,541
Everest Re Group Ltd.	2,323	749,539
Hartford Financial Services Group, Inc.	563	40,767
Loews Corp.	3,556	202,763
Marsh & McLennan Cos., Inc.	3,501	565,377
MetLife, Inc.	2	147
Progressive Corp.	703	90,265

		3,584,300

Interactive Media & Services - 4.3%
Alphabet, Inc., Class A (A)	28,866	2,728,126
Alphabet, Inc., Class C (A)	32,622	3,087,998
Meta Platforms, Inc., Class A (A)	12,880	1,199,901

		7,016,025

Internet & Direct Marketing Retail - 2.6%
Amazon.com, Inc. (A)	36,265	3,714,987
eBay, Inc.	11,923	475,012

		4,189,999

IT Services - 4.9%
Accenture PLC, Class A	882	250,400
Automatic Data Processing, Inc.	2,099	507,328
Cognizant Technology Solutions Corp., Class A	1,417	88,208
EPAM Systems, Inc. (A)	538	188,300
FleetCor Technologies, Inc. (A)	94	17,495
Gartner, Inc. (A)	1,599	482,770
Mastercard, Inc., Class A	6,882	2,258,535
Paychex, Inc.	4,469	528,728
PayPal Holdings, Inc. (A)	5,691	475,654
VeriSign, Inc. (A)	872	174,801

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Large Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Shares	Value
COMMON STOCKS (continued)
IT Services (continued)
Visa, Inc., Class A	14,014	$ 2,903,140

		7,875,359

Leisure Products - 0.0% (B)
Hasbro, Inc.	767	50,047

Life Sciences Tools & Services - 1.7%
Agilent Technologies, Inc.	1,348	186,496
Bio-Techne Corp.	40	11,851
IQVIA Holdings, Inc. (A)	694	145,511
Mettler-Toledo International, Inc. (A)	452	571,748
Thermo Fisher Scientific, Inc.	2,364	1,215,025
Waters Corp. (A)	1,425	426,317
West Pharmaceutical Services, Inc.	758	174,416

		2,731,364

Machinery - 1.0%
Cummins, Inc.	499	122,011
Nordson Corp.	2,558	575,550
Parker-Hannifin Corp.	2,281	662,904
Snap-on, Inc.	1,060	235,373
Westinghouse Air Brake Technologies Corp.	1,110	103,541

		1,699,379

Media - 1.2%
Charter Communications, Inc., Class A (A)	1,700	624,954
Comcast Corp., Class A	15,867	503,619
DISH Network Corp., Class A (A)	1,544	23,021
Fox Corp., Class A	13,036	376,349
News Corp., Class A	11,672	196,907
News Corp., Class B	9,201	157,613

		1,882,463

Metals & Mining - 0.4%
Freeport-McMoRan, Inc.	7,333	232,383
Newmont Corp.	1,029	43,547
Nucor Corp. (C)	2,730	358,667

		634,597

Multi-Utilities - 1.2%
Consolidated Edison, Inc.	5,111	449,564
DTE Energy Co.	8,276	927,822
NiSource, Inc.	6,205	159,406
Public Service Enterprise Group, Inc.	7,166	401,798

		1,938,590

Multiline Retail - 0.3%
Target Corp.	2,475	406,519

Oil, Gas & Consumable Fuels - 5.3%
Chevron Corp.	9,310	1,684,179
ConocoPhillips	4,884	615,823
Devon Energy Corp.	690	53,371
Diamondback Energy, Inc.	653	102,593
EOG Resources, Inc.	2,065	281,914
Exxon Mobil Corp.	23,807	2,638,054
Marathon Oil Corp.	5,333	162,390
Marathon Petroleum Corp.	5,982	679,675
Occidental Petroleum Corp.	3,297	239,362
ONEOK, Inc.	11,064	656,316
Phillips 66	5,703	594,766
Pioneer Natural Resources Co.	2,382	610,769
Valero Energy Corp.	2,525	317,014

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc.	279	$ 9,132

		8,645,358

Personal Products - 0.2%
Estee Lauder Cos., Inc., Class A	1,433	287,302

Pharmaceuticals - 3.6%
Bristol-Myers Squibb Co.	14,811	1,147,408
Eli Lilly & Co.	2,067	748,440
Johnson & Johnson	10,415	1,811,898
Merck & Co., Inc.	5,959	603,051
Pfizer, Inc.	30,880	1,437,464
Viatris, Inc.	12,063	122,198

		5,870,459

Professional Services - 0.2%
Robert Half International, Inc.	3,568	272,809

Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A (A)	2,350	166,709

Road & Rail - 1.0%
Norfolk Southern Corp.	450	102,631
Old Dominion Freight Line, Inc.	1,402	384,989
Union Pacific Corp.	5,977	1,178,306

		1,665,926

Semiconductors & Semiconductor Equipment - 4.6%
Advanced Micro Devices, Inc. (A)	6,274	376,816
Analog Devices, Inc.	860	122,653
Applied Materials, Inc.	3,718	328,262
Broadcom, Inc.	3,738	1,757,309
Enphase Energy, Inc. (A)	610	187,270
KLA Corp.	721	228,160
Lam Research Corp.	402	162,722
Microchip Technology, Inc.	9,595	592,395
Micron Technology, Inc.	3,714	200,927
NVIDIA Corp.	10,005	1,350,375
NXP Semiconductors NV	2,033	296,981
ON Semiconductor Corp. (A)	298	18,306
QUALCOMM, Inc.	6,742	793,264
Texas Instruments, Inc.	6,179	992,533

		7,407,973

Software - 7.4%
Adobe, Inc. (A)	2,805	893,392
ANSYS, Inc. (A)	685	151,494
Autodesk, Inc. (A)	1,110	237,873
Cadence Design Systems, Inc. (A)	3,694	559,235
Fortinet, Inc. (A)	8,304	474,657
Microsoft Corp.	35,108	8,149,620
Salesforce, Inc. (A)	3,396	552,156
ServiceNow, Inc. (A)	916	385,398
Synopsys, Inc. (A)	2,214	647,706

		12,051,531

Specialty Retail - 3.0%
AutoZone, Inc. (A)	232	587,628
Bath & Body Works, Inc.	373	12,451
Home Depot, Inc.	7,047	2,086,828
Lowe’s Cos., Inc.	4,110	801,244
O’Reilly Automotive, Inc. (A)	862	721,641
TJX Cos., Inc.	1,349	97,263

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Large Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
Ulta Beauty, Inc. (A)	1,265	$ 530,503

		4,837,558

Technology Hardware, Storage & Peripherals - 7.8%
Apple, Inc.	79,673	12,217,058
NetApp, Inc.	3,978	275,556
Western Digital Corp. (A)	2,619	90,015

		12,582,629

Textiles, Apparel & Luxury Goods - 0.5%
Ralph Lauren Corp.	4,071	377,341
Tapestry, Inc.	12,330	390,614

		767,955

Tobacco - 0.9%
Altria Group, Inc.	6,136	283,913
Philip Morris International, Inc.	12,639	1,160,892

		1,444,805

Trading Companies & Distributors - 0.7%
United Rentals, Inc. (A)	1,911	603,322
WW Grainger, Inc.	967	565,066

		1,168,388

Water Utilities - 0.1%
American Water Works Co., Inc.	626	90,983

	Shares	Value
COMMON STOCKS (continued)
Wireless Telecommunication Services - 0.3%
T-Mobile US, Inc. (A)	3,046	$ 461,652

Total Common Stocks (Cost $131,708,642)		158,199,796

EXCHANGE-TRADED FUND - 2.0%
U.S. Equity Fund - 2.0%
SPDR S&P 500 ETF Trust (C)	8,403	3,245,322

Total Exchange-Traded Fund (Cost $3,169,174)		3,245,322

OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (D)	143,970	143,970

Total Other Investment Company (Cost $143,970)		143,970

Total Investments (Cost $135,021,786)		161,589,088
Net Other Assets (Liabilities) - 0.2%		259,573

Net Assets - 100.0%		$161,848,661

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$158,199,796	$—	$—	$158,199,796
Exchange-Traded Fund	3,245,322	—	—	3,245,322
Other Investment Company	143,970	—	—	143,970

Total Investments	$161,589,088	$—	$—	$161,589,088

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $554,749, collateralized by cash collateral of $143,970 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $425,231. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Rate disclosed reflects the yield at October 31, 2022.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Large Growth

(unaudited)

MARKET ENVIRONMENT

Morgan Stanley Investment Management Inc.

Large cap growth stocks declined over the fiscal year ended October 31, 2022, as measured by the Russell 1000® Growth Index. Most sectors in the index had negative peformance, with communication services the weakest performer. Energy was the index’s top performing sector, posting a high double-digit return. Against this backdrop, the sub-adviser continued to focus on bottom-up stock selection and the long-term outlook for companies owned in the Fund.

Wellington Management Company LLP

U.S. equities fell over the fiscal year ended October 31, 2022. Markets rallied early in the period on the back of robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. The rapid spread of the Omicron variant, however, led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations at the end of calendar year 2021. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, and heightening scrutiny of the U.S. Federal Reserve (“Fed”) amid anxiety about a potential policy mistake. Equity markets fell sharply in the second quarter of 2022, as rampant inflation and tighter financial conditions hurt risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth stocks significantly underperformed their value counterparts as surging treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. Equity market weakness persisted, as risk sentiment deteriorated on fears that aggressive interest rate hikes and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, the Fed made clear that the central bank is committed to raising interest rates and keeping them elevated for longer until there is clear evidence that price pressures are abating.

Returns varied by market-cap, as large-cap stocks, as measured by the S&P 500® Index outperformed small-cap but underperformed mid-cap stocks, as measured by the Russell 2000® Index and S&P Midcap 400® Index respectively.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Large Growth (Class R4) returned -45.34%. By comparison, its benchmark, the Russell 1000® Growth Index, returned -24.60%.

STRATEGY REVIEW

Morgan Stanley Investment Management Inc.

The Fund’s sleeve sub-advised by Morgan Stanley Investment Management, Inc. underperformed its benchmark, the Russell 1000® Growth Index, during the 12-month period ended October 31, 2022. The underperformance over this period was primarily due to our mixed stock selection decisions.

Fear and uncertainty due to concerns about inflation, rising interest rates, geopolitical tensions, and ongoing effects of the global pandemic resulted in overall greater market volatility and a sell-off in high growth equities. We believe this sell-off, lasting from November 2021 through June 2022, was driven primarily by non-fundamental factors. Fundamentals across portfolio holdings largely remained healthy and in line with our expectations. Despite market volatility, we continued to find many high-quality companies with attractive end-game potential due to compelling fundamentals, strong balance sheets, and multiple competitive advantages. While we opportunistically added to some positions and initiated new ones, overall, we made few changes as we remain confident in the long-term prospects for the Fund’s holdings.

Information technology was the largest detractor from relative performance, due to mixed stock selection. Cloudflare, Inc., which offers a global cloud platform that provides security, performance, and reliability services to the applications of its customers, detracted from relative performance. Despite reporting overall solid fundamentals, its shares languished due to the broader sell-off in high growth equities. Shopify, Inc., which operates a cloud-based software and services platform that enables merchants to build an ecommerce presence, also detracted from relative performance. Its shares underperformed due to slowing growth in ecommerce following a period of heightened demand during the pandemic. Within the sector, the weakness in these and other holdings was offset by NVIDIA Corp. (no longer held in the Fund). NVIDIA Corp., a leading provider of graphics processing units used in PC gaming, helped relative performance due to an average underweight position, as well as timing of ownership and sale.

Most other sectors also detracted from relative performance over the period due to stock selection, including consumer discretionary, healthcare, communication services, industrials, financials, real estate, and materials.

Transamerica Funds	Annual Report 2022

Transamerica Large Growth

(unaudited)

STRATEGY REVIEW (continued)

Door Dash, Inc., a leading food delivery company in the U.S., also underperformed during the period. Despite reporting overall solid fundamentals, its shares languished due to the broader sell-off and ongoing investor concerns regarding a potential slowdown in consumer demand for food delivery. Weakness in these sectors was partly offset by strength in Royalty Pharma PLC and Coupang, Inc., the second and third largest positive contributors in the Fund’s portfolio, respectively. Royalty Pharma PLC is one of the largest buyers of biopharmaceutical royalties and a leading funder of innovation in the industry. Its shares held up amid a period of greater market volatility as the company is well positioned to become a partner of choice and benefit from current market conditions, which have been characterized by weaker capital market and funding access for a variety of health care businesses. Shares of Korean ecommerce leader Coupang, Inc. benefited from improved operational efficiency, supply chain optimization and strong growth in its advertising business.

Lastly, an average underweight in consumer staples and a lack of exposure to energy modestly detracted, while utilities (which the Fund did not own) had an overall negligible impact on the Fund’s relative performance.

The Fund’s sleeve has a small derivatives investment, over-the-counter puts on the Chinese yuan, which had a small positive impact on performance over this period. The puts are designed to provide a potential hedge to equities in the Fund that are exposed, directly or indirectly, to China.

Wellington Management Company LLP

Wellington Management Company LLP (“WMC”) implements a disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process, build a portfolio that seeks to generate benchmark-relative outperformance largely via stock selection.

The Fund’s sleeve sub-advised by WMC underperformed its benchmark, the Russell 1000® Growth Index, during the fiscal year ended October 31, 2022.

During the period, weak stock selection within information technology and communication services were the primary drivers of relative underperformance. This was partially offset by stronger selection in health care. Sector allocation, a result of the bottom-up stock selection process, contributed to relative performance. An overweight allocation to health care and underweight allocations to communication services and information technology contributed to relative performance the most. This was partially offset by underweight allocations to consumer staples, energy, and real estate, which detracted from relative performance.

The largest relative contributors during the period included overweight positions in Eli Lilly& Co., a U.S.-based pharmaceutical company, Vertex Pharmaceuticals, Inc., a global biotechnology company, and UnitedHealth Group, Inc., a U.S. healthcare and insurance company.

The largest relative detractors during the period included an underweight to Apple, Inc., a multinational technology company, and an overweight position in Netflix, Inc., a streaming entertainment provider.

Dennis P. Lynch

Sam G. Chainani, CFA

Jason C. Yeung, CFA

David S. Cohen

Armistead B. Nash

Alexander T. Norton

Co-Portfolio Managers

Morgan Stanley Investment Management, Inc.

Douglas McLane, CFA

Mammen Chally, CFA

David Siegle, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Asset Allocation	Percentage of Net Assets
Common Stocks	96.6%
Other Investment Company	3.9
Over-the-Counter Foreign Exchange Options Purchased	0.8
Net Other Assets (Liabilities)	(1.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica Large Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I3 (NAV)	(45.20)%	9.17%	11.21%	03/10/2017
Class R (NAV)	(45.47)%	8.63%	10.66%	03/10/2017
Class R4 (NAV)	(45.34)%	8.92%	12.68%	09/11/2000
Russell 1000® Growth Index (A)	(24.60)%	12.59%	14.69%
Class R6 (NAV)	(45.25)%	N/A	(27.94)%	05/28/2021

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2022

Transamerica Large Growth

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
COMMON STOCKS - 96.6%
Aerospace & Defense - 0.6%
Raytheon Technologies Corp.	27,171	$2,576,354

Automobiles - 1.4%
Rivian Automotive, Inc., Class A (A) (B)	31,610	1,105,402
Tesla, Inc. (A)	20,635	4,695,288

		5,800,690

Beverages - 1.7%
Constellation Brands, Inc., Class A	13,401	3,311,119
Monster Beverage Corp. (A)	41,497	3,889,099

		7,200,218

Biotechnology - 2.9%
Alnylam Pharmaceuticals, Inc. (A)	2,688	557,115
Ginkgo Bioworks Holdings, Inc. (A)	388,973	1,061,896
Intellia Therapeutics, Inc. (A)	18,726	988,358
Moderna, Inc. (A)	2,178	327,419
ProKidney Corp. (A)	29,455	298,085
Regeneron Pharmaceuticals, Inc. (A)	4,034	3,020,457
Seagen, Inc. (A)	13,629	1,733,064
Vertex Pharmaceuticals, Inc. (A)	14,164	4,419,168

		12,405,562

Building Products - 1.4%
Builders FirstSource, Inc. (A)	20,137	1,241,648
Fortune Brands Home & Security, Inc.	27,070	1,632,862
Johnson Controls International PLC	53,227	3,078,650

		5,953,160

Capital Markets - 1.3%
Ares Management Corp., Class A	19,931	1,511,368
Coinbase Global, Inc., Class A (A)	29,834	1,976,502
Morgan Stanley	26,681	2,192,378

		5,680,248

Chemicals - 0.7%
PPG Industries, Inc.	26,567	3,033,420

Commercial Services & Supplies - 0.1%
Aurora Innovation, Inc. (A) (B)	208,689	429,899

Consumer Finance - 1.3%
American Express Co.	23,046	3,421,179
S&P Global, Inc.	6,109	1,962,516
Upstart Holdings, Inc. (A) (B)	17,969	416,521

		5,800,216

Electronic Equipment, Instruments & Components - 1.5%
Amphenol Corp., Class A	41,285	3,130,641
CDW Corp.	18,327	3,167,089

		6,297,730

Entertainment - 3.9%
ROBLOX Corp., Class A (A)	280,054	12,529,616
Sea Ltd., ADR (A) (B)	42,412	2,107,028
Walt Disney Co. (A)	21,768	2,319,163

		16,955,807

Equity Real Estate Investment Trusts - 0.9%
Prologis, Inc.	20,113	2,227,515
Rexford Industrial Realty, Inc.	29,923	1,654,143

		3,881,658

Health Care Equipment & Supplies - 1.5%
Align Technology, Inc. (A)	5,298	1,029,401
Dexcom, Inc. (A)	18,382	2,220,178

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Edwards Lifesciences Corp. (A)	24,365	$ 1,764,757
Teleflex, Inc.	7,685	1,648,894

		6,663,230

Health Care Providers & Services - 3.9%
agilon health, Inc. (A)	279,081	5,539,758
Guardant Health, Inc. (A)	45,090	2,231,955
R1 RCM, Inc. (A)	70,852	1,251,246
UnitedHealth Group, Inc.	14,153	7,857,038

		16,879,997

Health Care Technology - 0.6%
Doximity, Inc., Class A (A) (B)	102,395	2,710,396

Hotels, Restaurants & Leisure - 1.6%
Airbnb, Inc., Class A (A)	18,704	1,999,645
Booking Holdings, Inc. (A)	999	1,867,610
Chipotle Mexican Grill, Inc. (A)	2,137	3,201,931

		7,069,186

Interactive Media & Services - 4.2%
Alphabet, Inc., Class A (A)	99,919	9,443,344
ZoomInfo Technologies, Inc. (A)	198,724	8,849,180

		18,292,524

Internet & Direct Marketing Retail - 9.7%
Amazon.com, Inc. (A)	125,147	12,820,059
Chewy, Inc., Class A (A) (B)	142,491	5,518,676
Coupang, Inc. (A)	306,414	5,291,770
DoorDash, Inc., Class A (A)	167,635	7,297,152
Global-e Online Ltd. (A)	42,417	1,072,726
Grab Holdings Ltd., Class A (A) (B)	1,022,961	2,659,699
MercadoLibre, Inc. (A)	6,034	5,440,375
Wayfair, Inc., Class A (A) (B)	52,481	1,990,079

		42,090,536

IT Services - 15.4%
Adyen NV (A) (B) (C)	5,500	7,851,793
Affirm Holdings, Inc. (A) (B)	111,764	2,243,104
Block, Inc. (A)	66,726	4,008,231
Cloudflare, Inc., Class A (A)	235,738	13,276,764
FleetCor Technologies, Inc. (A)	13,516	2,515,598
Global Payments, Inc.	17,596	2,010,519
GoDaddy, Inc., Class A (A)	13,896	1,117,238
Mastercard, Inc., Class A	21,673	7,112,645
Shopify, Inc., Class A (A)	301,009	10,303,538
Snowflake, Inc., Class A (A)	101,855	16,327,357

		66,766,787

Leisure Products - 0.2%
Peloton Interactive, Inc., Class A (A) (B)	118,712	997,181

Life Sciences Tools & Services - 2.5%
10X Genomics, Inc., Class A (A)	85,798	2,331,989
Illumina, Inc. (A)	22,818	5,221,215
Thermo Fisher Scientific, Inc.	6,541	3,361,878

		10,915,082

Machinery - 1.8%
Deere & Co.	12,318	4,875,711
Nordson Corp.	12,141	2,731,725

		7,607,436

Oil, Gas & Consumable Fuels - 0.8%
Pioneer Natural Resources Co.	13,288	3,407,176

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Large Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Personal Products - 0.7%
Estee Lauder Cos., Inc., Class A	14,879	$ 2,983,091

Pharmaceuticals - 4.6%
Eli Lilly & Co.	17,390	6,296,745
Royalty Pharma PLC, Class A	322,560	13,650,739

		19,947,484

Road & Rail - 2.9%
Uber Technologies, Inc. (A)	471,387	12,524,753

Semiconductors & Semiconductor Equipment - 4.0%
Advanced Micro Devices, Inc. (A)	33,443	2,008,587
ASML Holding NV	6,679	3,155,293
KLA Corp.	6,407	2,027,495
Marvell Technology, Inc.	25,317	1,004,579
NVIDIA Corp.	25,457	3,435,931
Teradyne, Inc.	16,127	1,311,931
Texas Instruments, Inc.	25,686	4,125,942

		17,069,758

Software - 16.1%
Bill.com Holdings, Inc. (A)	78,727	10,499,033
Datadog, Inc., Class A (A)	117,137	9,430,700
Five9, Inc. (A)	18,802	1,133,009
Gitlab, Inc., Class A (A) (B)	66,783	3,236,304
Microsoft Corp.	77,641	18,022,806
Palo Alto Networks, Inc. (A)	20,063	3,442,610
Paycom Software, Inc. (A)	6,983	2,416,118
Salesforce, Inc. (A)	20,462	3,326,917
ServiceNow, Inc. (A)	8,818	3,710,085
Trade Desk, Inc., Class A (A)	241,568	12,861,080
Workday, Inc., Class A (A)	10,276	1,601,206

		69,679,868

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail - 1.3%
Carvana Co. (A) (B)	75,035	$ 1,015,224
TJX Cos., Inc.	64,883	4,678,064

		5,693,288

Technology Hardware, Storage & Peripherals - 5.5%
Apple, Inc.	146,809	22,511,692
NetApp, Inc.	19,610	1,358,385

		23,870,077

Textiles, Apparel & Luxury Goods - 1.6%
Lululemon Athletica, Inc. (A)	10,226	3,364,763
NIKE, Inc., Class B	39,369	3,648,719

		7,013,482

Total Common Stocks (Cost $408,056,132)		418,196,294

OTHER INVESTMENT COMPANY - 3.9%
Securities Lending Collateral - 3.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (D)	16,840,381	16,840,381

Total Other Investment Company (Cost $16,840,381)		16,840,381

Total Investments Excluding Options Purchased (Cost $424,896,513)		435,036,675
Total Options Purchased - 0.8% (Cost $1,086,458)		3,270,324

Total Investments (Cost $425,982,971)		438,306,999
Net Other Assets (Liabilities) - (1.3)%		(5,557,815)

Net Assets - 100.0%		$432,749,184

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put - USD vs. CNH	GSI	USD	7.27	11/10/2022	USD	77,348,448	$371,320	$978,226
Put - USD vs. CNH	JPM	USD	7.53	07/21/2023	USD	74,053,377	367,675	1,118,280
Put - USD vs. CNH	SCB	USD	7.57	08/23/2023	USD	77,375,466	345,405	1,169,607
Put - USD vs. CNH	GSI	USD	7.87	10/09/2023	USD	427,514	2,058	4,211

Total							$1,086,458	$3,270,324

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$410,344,501	$7,851,793	$—	$418,196,294
Other Investment Company	16,840,381	—	—	16,840,381
Over-the-Counter Foreign Exchange Options Purchased	—	3,270,324	—	3,270,324

Total Investments	$427,184,882	$11,122,117	$—	$438,306,999

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Large Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $25,787,656, collateralized by cash collateral of $16,840,381 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $9,721,859. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the value of the 144A security is $7,851,793, representing 1.8% of the Fund’s net assets.
(D)	Rate disclosed reflects the yield at October 31, 2022.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

CNH	Chinese Yuan Renminbi (offshore)
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
SCB	Standard Chartered Bank

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Large Value Opportunities

(unaudited)

MARKET ENVIRONMENT

At the beginning of the fiscal year ended October 31, 2022, markets reached new highs in early November 2021, and then stumbled entering the holiday season as concerns surrounding inflation and the new Omicron variant of COVID-19 rattled markets. Federal Reserve (“Fed”) Chair Jerome Powell’s comments surrounding the use of the word “transitory” signaled a potential change in the Fed’s views as inflation continued to trend up. U.S. equities closed calendar year 2021 on a strong rally. January 2022 was a volatile month, however, as the Fed’s lift-off scenario for interest rates began to take shape with inflation running high. Equities traded lower in anticipation that Chair Powell and the Fed could raise rates at a faster than expected rate. U.S. equities fell with volatility elevated as geopolitical tensions gripped the world with Russia’s invasion of neighboring Ukraine in February 2022.

In April 2022, the Russia/Ukraine conflict, COVID-related China lockdowns, rising inflation, higher interest rates, continued labor shortages, and continued supply chain issues all contributed to the worst monthly returns since 2020. The equity market continued to slide down in June on the backdrop of higher inflation, weaker growth and tightening financial conditions. Growth stocks, particularly the long-duration segment, declined most significantly due to higher interest rates. While the inflation rate was still high, signs of “peak-inflation” started to emerge.

In July 2022, the Fed hiked interest rates by 0.75%. Inflation as measured by the headline consumer price index came in above consensus at 9.1%. U.S. interest rates continued their rise, wreaking havoc on risky assets and likewise causing a flight to quality assets, as the Fed raised the Federal Funds Rate by another 0.75% in September.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Large Value Opportunities (Class R4) returned -1.46%. By comparison, it’s benchmark, the MSCI USA Value Index Gross, returned -4.52%.

STRATEGY REVIEW

We believe that the most effective way to invest in equities is to categorize stocks according to where they reside in their respective company life cycles, then to let the categorization drive how they are analyzed for investment attractiveness. Through our quantitative framework, we rank companies within fundamentally similar groups of stocks based on six life-cycle stages (three types for growth companies and three for mature companies). Our model quantitatively assesses the attractiveness of each company based on numerous factors that are relevant to each life-cycle category. The model’s 90-plus factors can be aggregated into three equally weighted clusters: quality, sentiment, and valuation.

For the fiscal year, the top-performing sectors were holdings in industrials and information technology, while an underweight and holdings in utilities detracted from performance the most. Health-care holdings also lagged. Among growth categories, mature defensive stocks contributed most, while a slight underweight in the mature turnaround category was the largest detractor. Overweights in Lockheed Martin Corp. and Phillips 66 were among the best performers. Among individual positions, an underweight allocation in Exxon Mobil Corp. and an overweight in SVB Financial Group detracted most.

Sheedsa Ali, CFA

Portfolio Manager

PineBridge Investments LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	97.4%
Exchange-Traded Fund	3.5
Other Investment Company	1.2
Master Limited Partnership	0.3
Net Other Assets (Liabilities)	(2.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica Large Value Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I3 (NAV)	(1.20)%	7.41%	8.21%	05/05/2017
Class R (NAV)	(1.63)%	6.88%	7.68%	05/05/2017
Class R4 (NAV)	(1.46)%	7.16%	9.98%	09/11/2000
MSCI USA Value Index Gross (A)	(4.52)%	7.50%	10.59%

(A) The MSCI USA Value Index Gross captures large and mid-cap U.S. securities exhibiting overall value style characteristics.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. The Fund may be more concentrated than that of a more diversified fund, subjecting it to greater fluctuation and risk.

Transamerica Funds	Annual Report 2022

Transamerica Large Value Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
COMMON STOCKS - 97.4%
Aerospace & Defense - 1.6%
Lockheed Martin Corp.	11,084	$5,394,361

Air Freight & Logistics - 1.4%
Expeditors International of Washington, Inc.	6,085	595,417
United Parcel Service, Inc., Class B	24,531	4,115,566

		4,710,983

Airlines - 0.1%
Copa Holdings SA, Class A (A) (B)	4,381	329,583

Automobiles - 0.4%
Ford Motor Co.	43,816	585,820
Tesla, Inc. (A)	3,248	739,050

		1,324,870

Banks - 7.4%
Bank of America Corp.	39,765	1,433,131
Citigroup, Inc.	94,493	4,333,449
Comerica, Inc.	30,847	2,174,713
Commerce Bancshares, Inc.	4,927	349,029
East West Bancorp, Inc.	41,027	2,936,302
First Hawaiian, Inc.	7,662	195,994
FNB Corp.	19,130	276,429
JPMorgan Chase & Co.	26,471	3,332,169
Pinnacle Financial Partners, Inc.	11,975	993,805
Prosperity Bancshares, Inc.	29,135	2,085,192
Regions Financial Corp.	121,349	2,663,611
US Bancorp	88,778	3,768,626

		24,542,450

Beverages - 1.3%
Coca-Cola Co.	48,022	2,874,117
PepsiCo, Inc.	7,244	1,315,365

		4,189,482

Biotechnology - 3.7%
AbbVie, Inc.	15,995	2,341,668
Amgen, Inc.	21,017	5,681,946
Regeneron Pharmaceuticals, Inc. (A)	3,955	2,961,306
Vertex Pharmaceuticals, Inc. (A)	4,228	1,319,136

		12,304,056

Building Products - 0.3%
Builders FirstSource, Inc. (A)	4,841	298,496
Owens Corning	8,538	730,938

		1,029,434

Capital Markets - 2.3%
Ameriprise Financial, Inc.	11,986	3,705,112
Charles Schwab Corp.	21,258	1,693,625
Interactive Brokers Group, Inc., Class A	24,887	1,994,693
Tradeweb Markets, Inc., Class A	2,732	150,479

		7,543,909

Chemicals - 1.3%
Celanese Corp.	8,242	792,221
CF Industries Holdings, Inc.	6,037	641,492
LyondellBasell Industries NV, Class A	16,358	1,250,569
Mosaic Co.	20,432	1,098,220
Olin Corp.	4,312	228,320
Westlake Corp.	3,241	313,243

		4,324,065

Communications Equipment - 1.7%
Cisco Systems, Inc.	119,904	5,447,239

	Shares	Value
COMMON STOCKS (continued)
Consumer Finance - 1.7%
American Express Co.	20,388	$ 3,026,598
Credit Acceptance Corp. (A) (B)	366	170,417
Discover Financial Services	20,113	2,101,004
Synchrony Financial	5,905	209,982

		5,508,001

Containers & Packaging - 1.0%
International Paper Co.	25,008	840,519
Packaging Corp. of America	20,393	2,451,442

		3,291,961

Distributors - 0.3%
LKQ Corp.	18,975	1,055,769

Diversified Financial Services - 2.8%
Berkshire Hathaway, Inc., Class B (A)	30,384	8,966,014
Voya Financial, Inc.	5,908	403,871

		9,369,885

Diversified Telecommunication Services - 1.3%
AT&T, Inc.	209,768	3,824,071
Lumen Technologies, Inc. (B)	53,546	394,098

		4,218,169

Electric Utilities - 1.9%
Edison International	12,765	766,411
Exelon Corp.	83,178	3,209,839
Hawaiian Electric Industries, Inc.	58,802	2,236,828

		6,213,078

Electrical Equipment - 0.1%
Acuity Brands, Inc.	1,683	308,948

Electronic Equipment, Instruments & Components - 0.5%
Amphenol Corp., Class A	3,229	244,855
Arrow Electronics, Inc. (A)	12,168	1,232,132

		1,476,987

Entertainment - 0.2%
Electronic Arts, Inc.	6,298	793,296

Equity Real Estate Investment Trusts - 5.0%
Brixmor Property Group, Inc.	12,627	269,081
Douglas Emmett, Inc.	39,380	692,694
Host Hotels & Resorts, Inc.	88,462	1,670,163
Kilroy Realty Corp.	23,946	1,023,452
Public Storage	8,079	2,502,470
Regency Centers Corp.	44,095	2,668,189
Simon Property Group, Inc.	24,748	2,697,037
SL Green Realty Corp. (B)	30,281	1,201,550
Vornado Realty Trust	53,228	1,255,649
Weyerhaeuser Co.	83,666	2,587,789

		16,568,074

Food & Staples Retailing - 0.8%
Albertsons Cos., Inc., Class A	10,233	209,879
Kroger Co.	36,029	1,703,811
Walmart, Inc.	4,311	613,585

		2,527,275

Food Products - 2.0%
General Mills, Inc.	5,785	471,940
Pilgrim’s Pride Corp. (A)	20,903	481,814
Seaboard Corp.	778	2,914,684
Tyson Foods, Inc., Class A	39,888	2,726,345

		6,594,783

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Large Value Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Gas Utilities - 0.7%
National Fuel Gas Co.	34,271	$ 2,312,950

Health Care Equipment & Supplies - 1.9%
Abbott Laboratories	1,442	142,672
Hologic, Inc. (A)	14,118	957,200
Medtronic PLC	58,954	5,149,042

		6,248,914

Health Care Providers & Services - 7.7%
AmerisourceBergen Corp.	2,738	430,468
CVS Health Corp.	48,830	4,624,201
Elevance Health, Inc.	8,896	4,864,066
HCA Healthcare, Inc.	4,752	1,033,417
Molina Healthcare, Inc. (A)	4,336	1,556,017
Premier, Inc., Class A	12,829	447,476
UnitedHealth Group, Inc.	22,464	12,470,890

		25,426,535

Hotels, Restaurants & Leisure - 1.8%
Booking Holdings, Inc. (A)	1,075	2,009,691
Darden Restaurants, Inc.	10,930	1,564,520
Marriott International, Inc., Class A	2,335	373,857
Marriott Vacations Worldwide Corp.	1,661	245,429
McDonald’s Corp.	984	268,298
Travel & Leisure Co.	19,025	722,570
Wyndham Hotels & Resorts, Inc.	11,266	855,427

		6,039,792

Household Products - 4.4%
Colgate-Palmolive Co.	33,662	2,485,602
Kimberly-Clark Corp.	30,348	3,777,112
Procter & Gamble Co.	61,102	8,228,606

		14,491,320

Industrial Conglomerates - 1.4%
3M Co.	35,371	4,449,318

Insurance - 3.2%
American International Group, Inc.	44,491	2,535,987
Arch Capital Group Ltd. (A)	22,294	1,281,905
Everest Re Group Ltd.	5,776	1,863,684
Loews Corp.	4,804	273,924
Marsh & McLennan Cos., Inc.	13,834	2,234,053
Unum Group	15,346	699,624
W.R. Berkley Corp.	23,141	1,721,228

		10,610,405

Interactive Media & Services - 0.3%
Alphabet, Inc., Class A (A)	9,940	939,429

IT Services - 4.0%
Amdocs Ltd.	36,653	3,163,520
Gartner, Inc. (A)	769	232,177
Mastercard, Inc., Class A	10,111	3,318,228
Paychex, Inc.	26,776	3,167,869
Visa, Inc., Class A	16,096	3,334,447

		13,216,241

Life Sciences Tools & Services - 0.3%
Mettler-Toledo International, Inc. (A)	716	905,690

Machinery - 0.2%
Snap-on, Inc.	3,068	681,249

	Shares	Value
COMMON STOCKS (continued)
Media - 1.4%
Charter Communications, Inc., Class A (A)	2,862	$ 1,052,129
Nexstar Media Group, Inc., Class A	4,474	766,396
Sirius XM Holdings, Inc. (B)	469,474	2,835,623

		4,654,148

Metals & Mining - 0.2%
Nucor Corp. (B)	5,859	769,755

Multi-Utilities - 1.2%
Consolidated Edison, Inc.	6,104	536,908
DTE Energy Co.	22,227	2,491,869
Public Service Enterprise Group, Inc.	17,827	999,560

		4,028,337

Oil, Gas & Consumable Fuels - 9.7%
Chevron Corp.	41,696	7,542,806
ConocoPhillips	19,342	2,438,833
Continental Resources, Inc.	8,283	612,693
Exxon Mobil Corp.	62,894	6,969,284
Marathon Petroleum Corp.	27,577	3,133,299
ONEOK, Inc.	57,489	3,410,247
Phillips 66	39,411	4,110,173
Pioneer Natural Resources Co.	10,126	2,596,408
Valero Energy Corp.	10,612	1,332,337

		32,146,080

Personal Products - 0.2%
Estee Lauder Cos., Inc., Class A	3,980	797,950

Pharmaceuticals - 5.3%
Bristol-Myers Squibb Co.	43,941	3,404,109
Jazz Pharmaceuticals PLC (A)	3,596	517,069
Johnson & Johnson	28,257	4,915,870
Merck & Co., Inc.	12,672	1,282,407
Pfizer, Inc.	160,011	7,448,512

		17,567,967

Professional Services - 0.1%
Robert Half International, Inc.	3,222	246,354

Road & Rail - 2.5%
Landstar System, Inc.	9,399	1,468,312
Old Dominion Freight Line, Inc.	3,450	947,370
Schneider National, Inc., Class B	16,362	363,891
Union Pacific Corp.	27,308	5,383,499

		8,163,072

Semiconductors & Semiconductor Equipment - 4.5%
Broadcom, Inc.	13,332	6,267,640
Microchip Technology, Inc.	29,636	1,829,727
QUALCOMM, Inc.	8,429	991,756
Texas Instruments, Inc.	35,753	5,743,004

		14,832,127

Software - 0.3%
Synopsys, Inc. (A)	3,794	1,109,935

Specialty Retail - 2.8%
AutoNation, Inc. (A)	8,402	893,217
AutoZone, Inc. (A)	773	1,957,916
Home Depot, Inc.	10,836	3,208,865
Lowe’s Cos., Inc.	8,131	1,585,138
O’Reilly Automotive, Inc. (A)	1,655	1,385,516
Penske Automotive Group, Inc.	2,259	252,150

		9,282,802

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Large Value Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 0.9%
Apple, Inc.	19,284	$ 2,957,009
Western Digital Corp. (A)	4,684	160,989

		3,117,998

Textiles, Apparel & Luxury Goods - 0.1%
Capri Holdings Ltd. (A)	4,169	190,440
Tapestry, Inc.	7,047	223,249

		413,689

Tobacco - 2.0%
Altria Group, Inc.	43,043	1,991,600
Philip Morris International, Inc.	51,607	4,740,103

		6,731,703

Trading Companies & Distributors - 1.2%
United Rentals, Inc. (A)	6,132	1,935,933
WW Grainger, Inc.	3,408	1,991,465

		3,927,398

Total Common Stocks (Cost $305,240,493)		322,177,816

	Shares	Value
EXCHANGE-TRADED FUND - 3.5%
U.S. Equity Fund - 3.5%
iShares Russell 1000 Value ETF	76,909	$ 11,516,354

Total Exchange-Traded Fund (Cost $11,204,331)		11,516,354

MASTER LIMITED PARTNERSHIP - 0.3%
Capital Markets - 0.3%
Lazard Ltd., Class A	29,779	1,122,966

Total Master Limited Partnership (Cost $1,085,754)		1,122,966

OTHER INVESTMENT COMPANY - 1.2%
Securities Lending Collateral - 1.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (C)	3,846,292	3,846,292

Total Other Investment Company (Cost $3,846,292)		3,846,292

Total Investments (Cost $321,376,870)		338,663,428
Net Other Assets (Liabilities) - (2.4)%		(8,028,316)

Net Assets - 100.0%		$330,635,112

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$322,177,816	$—	$—	$322,177,816
Exchange-Traded Fund	11,516,354	—	—	11,516,354
Master Limited Partnership	1,122,966	—	—	1,122,966
Other Investment Company	3,846,292	—	—	3,846,292

Total Investments	$338,663,428	$—	$—	$338,663,428

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,365,937, collateralized by cash collateral of $3,846,292 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,683,397. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at October 31, 2022.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Growth

(unaudited)

MARKET ENVIRONMENT

U.S. equities fell over the fiscal year ended October 31, 2022. Markets rallied early in the period on the back of robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. The rapid spread of the Omicron variant, however, led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations at the end of calendar year 2021. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, and heightening scrutiny of the U.S. Federal Reserve (“Fed”) amid anxiety about a potential policy mistake. Equity markets fell sharply in the second quarter of 2022, as rampant inflation and tighter financial conditions hurt risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth stocks significantly underperformed their value counterparts as surging treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. Equity market weakness persisted, as risk sentiment deteriorated on fears that aggressive interest rate hikes and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, the Fed made clear that the central bank is committed to raising interest rates and keeping them elevated for longer until there is clear evidence that price pressures are abating.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Mid Cap Growth (Class R4) returned -35.26%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned -28.94%.

STRATEGY REVIEW

The Fund trailed its benchmark, the Russell Midcap® Growth Index, during the fiscal year ended October 31, 2022.

The Fund’s relative underperformance was driven by both stock selection and sector allocation. Stock selection in health care, consumer staples, and financials detracted the most from relative performance, while selection in communication services and consumer discretionary partially offset negative relative performance. From a sector allocation perspective, a residual of our bottom-up stock selection process, our overweight to communication services and underweight to energy detracted from Fund performance.

Notable detractors from performance included positions in Align Technology, Inc., a medical device company focused on dentistry and orthodontics; Synaptics, Inc., a diversified provider of semiconductors; and Match Group, Inc., a global leader in online dating apps.

Contributors included our positions in Wingstop, Inc., a restaurant franchise known for their chicken wings; Gartner, Inc., an IT research and advisory services company; and BWX Technologies, Inc., a nuclear components and fuel provider for the commercial nuclear power industry.

In terms of positioning, the Fund at period end had a meaningful overweight to communication services funded by underweights to sectors such as industrials, materials, and energy. Over the period, we added several new holdings to the Fund’s portfolio, largely in the information technology and health care sectors. We also eliminated several holdings including KLA Corp., Avalara, Inc., and Fortune Brands Home & Security, Inc.

Timothy N. Manning

Portfolio Manager

Wellington Management Company LLP

Asset Allocation	Percentage of Net Assets
Common Stocks	96.1%
Repurchase Agreement	3.9
Net Other Assets (Liabilities)	0.0 *
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(38.97)%	1.80%	3.07%	03/10/2017
Class A (NAV)	(35.42)%	2.96%	4.11%	03/10/2017
Class C (POP)	(35.48)%	2.48%	3.59%	03/10/2017
Class C (NAV)	(35.05)%	2.48%	3.59%	03/10/2017
Class I (NAV)	(35.12)%	3.28%	4.44%	03/10/2017
Class I2 (NAV)	(35.18)%	3.29%	4.46%	03/10/2017
Class I3 (NAV)	(35.11)%	3.33%	4.38%	03/10/2017
Class R (NAV)	(35.47)%	2.83%	3.86%	03/10/2017
Class R4 (NAV)	(35.26)%	3.14%	7.80%	11/07/2001
Russell Midcap® Growth Index (A)	(28.94)%	8.66%	11.95%
Class R6 (NAV)	(35.13)%	N/A	(20.10)%	05/28/2021

(A) The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. Investing in small and medium-sized companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Growth

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
COMMON STOCKS - 96.1%
Aerospace & Defense - 8.1%
BWX Technologies, Inc.	224,977	$ 12,819,189
Hexcel Corp.	185,821	10,350,230

		23,169,419

Biotechnology - 3.3%
Seagen, Inc. (A)	74,552	9,480,032

Capital Markets - 8.1%
Ares Management Corp., Class A	163,933	12,431,040
Hamilton Lane, Inc., Class A	180,799	10,815,396

		23,246,436

Diversified Financial Services - 2.7%
TransUnion	130,083	7,710,019

Electronic Equipment, Instruments & Components - 5.2%
CDW Corp.	86,170	14,891,038

Entertainment - 4.3%
Electronic Arts, Inc.	99,156	12,489,690

Food Products - 3.1%
Freshpet, Inc. (A) (B)	151,800	8,948,610

Health Care Equipment & Supplies - 1.6%
Align Technology, Inc. (A)	23,405	4,547,591

Health Care Technology - 3.0%
Omnicell, Inc. (A)	110,102	8,513,087

Hotels, Restaurants & Leisure - 7.8%
Hilton Worldwide Holdings, Inc.	89,369	12,088,051
Wingstop, Inc.	64,549	10,223,916

		22,311,967

Interactive Media & Services - 4.9%
Match Group, Inc. (A)	101,370	4,379,184
ZoomInfo Technologies, Inc. (A)	215,053	9,576,310

		13,955,494

Internet & Direct Marketing Retail - 2.1%
Etsy, Inc. (A)	64,151	6,024,420

IT Services - 12.2%
Gartner, Inc. (A)	68,637	20,722,883
MongoDB, Inc. (A)	29,003	5,308,419
Shift4 Payments, Inc., Class A (A)	197,386	9,073,835

		35,105,137

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services - 11.6%
Agilent Technologies, Inc.	138,436	$ 19,152,621
ICON PLC (A)	71,822	14,209,264

		33,361,885

Oil, Gas & Consumable Fuels - 2.6%
Cheniere Energy, Inc.	42,563	7,508,539

Semiconductors & Semiconductor Equipment - 3.5%
ON Semiconductor Corp. (A)	89,465	5,495,835
Synaptics, Inc. (A)	51,506	4,563,432

		10,059,267

Software - 8.8%
Ceridian HCM Holding, Inc. (A)	206,684	13,680,414
Palo Alto Networks, Inc. (A)	29,721	5,099,826
Varonis Systems, Inc. (A)	243,970	6,531,077

		25,311,317

Textiles, Apparel & Luxury Goods - 3.2%
Lululemon Athletica, Inc. (A)	27,880	9,173,635

Total Common Stocks (Cost $316,682,550)		275,807,583

	Principal	Value
REPURCHASE AGREEMENT - 3.9%
Fixed Income Clearing Corp., 1.10% (C), dated 10/31/2022, to be repurchased at $11,054,105 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.47%, due 04/20/2023, and with a value of $11,274,852.	$ 11,053,768	11,053,768

Total Repurchase Agreement (Cost $11,053,768)		11,053,768

Total Investments (Cost $327,736,318)		286,861,351
Net Other Assets (Liabilities) - 0.0% (D)		68,339

Net Assets - 100.0%		$ 286,929,690

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$275,807,583	$—	$—	$275,807,583
Repurchase Agreement	—	11,053,768	—	11,053,768

Total Investments	$275,807,583	$11,053,768	$—	$286,861,351

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $117,900 collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $120,500. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at October 31, 2022.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Value Opportunities

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2022, in aggregate was dominated by overall negative sentiment related to ongoing recession concerns driven by multiple factors ranging from the war between Russia and Ukraine, global growth headwinds, and ongoing inflationary pressures. Domestic and international equity and fixed income markets were in decline during the period driven by these concerns and uncertainty around the ability of central banks to thwart inflation without causing a recession. Aside from the bearish sentiment in the market, investors rotated out of growth-oriented stocks and into value. This arguably began in early 2021 and became more pronounced beginning in mid-November 2021.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Mid Cap Value Opportunities (Class A) returned -4.39%, excluding any sales charges. By comparison, its benchmark, the Russell Midcap® Value Index, returned -10.18%.

STRATEGY REVIEW

The Fund outperformed its benchmark over the fiscal year ended October 31, 2022. On a sector basis, stock selection in consumer discretionary and financials contributed to outperformance. Within financials, an overweight allocation to, and stock selection in, the insurance sector contributed to performance. Within energy, an overweight allocation and stock selection contributed positively to relative returns. Stock selection in telecommunications and basic materials detracted from relative performance.

Within consumer discretionary, the Fund benefitted from positions in Dollar Tree, Inc. and LKQ Corp. Dollar Tree, Inc., an operator of discount value stores, moved notably higher following their announcement of implementing a multi-dollar price point for items at their legacy stores, activist involvement, and expected return of capital to shareholders through share buybacks. Shares of LKQ Corp., a leading distributor of automotive aftermarket parts, moved higher on solid execution and expectations of further margin expansion and market share gains.

In the insurance sector, Alleghany Corp., a primary insurer and reinsurer, contributed to performance after an acquisition offer from Berkshire Hathaway, Inc. Arch Capital Group, Ltd., a provider of property and casualty insurance and reinsurance, was also a positive contributor driven by positive sentiment on reinsurance rates, and overall sound underwriting execution and profitability.

Within energy, HF Sinclair Corp., a refiner, was the Fund’s top contributor, driven by improving margins and additional refining capacity they have been acquiring the last several years.

Within telecommunications, positions in Liberty Broadband Corp. and Dish Network Corp. were the primary detractors from relative performance. Liberty Broadband Corp. faced headwinds due to perceived fixed wireless competition and overall competitive pressure in cable, while DISH Network Corp. faced headwinds from industry fears of increased customer churn and subscriber “cord cutting.” We continue to believe that both companies’ shares remain attractive, and we continue to hold positions.

R. Michael Creager, CFA

Brett P. Hawkins, CFA

Co-Portfolio Managers

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	94.5%
Repurchase Agreement	7.3
Net Other Assets (Liabilities)	(1.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Value Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(9.67)%	6.41%	7.50%	04/30/2014
Class A (NAV)	(4.39)%	7.62%	8.21%	04/30/2014
Russell Midcap® Value Index (A)	(10.18)%	6.49%	7.51%
Class C (POP)	(5.67)%	6.92%	7.47%	04/30/2014
Class C (NAV)	(4.93)%	6.92%	7.47%	04/30/2014
Class I (NAV)	(3.91)%	8.03%	8.57%	04/30/2014
Class I2 (NAV)	(3.84)%	8.12%	8.66%	04/30/2014
Class I3 (NAV)	(3.81)%	8.11%	7.25%	03/24/2017
Class R (NAV)	(4.34)%	7.56%	6.70%	03/24/2017
Class R4 (NAV)	(3.99)%	7.94%	7.06%	03/24/2017
Class R6 (NAV)	(3.86)%	8.12%	7.91%	07/25/2016

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in mid-sized companies involves greater risk than is customarily associated with more established companies. The securities of mid-sized companies are subject to higher volatility than larger, more established companies. The prices of securities the sub-adviser believes are undervalued many not appreciate as anticipated or may go down. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Value Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
COMMON STOCKS - 94.5%
Aerospace & Defense - 2.1%
Huntington Ingalls Industries, Inc.	116,000	$29,820,120

Air Freight & Logistics - 1.5%
FedEx Corp.	132,200	21,189,016

Banks - 4.3%
First Citizens BancShares, Inc., Class A	43,856	36,054,895
First Republic Bank	195,800	23,515,580

		59,570,475

Beverages - 1.8%
Molson Coors Beverage Co., Class B	485,084	24,462,786

Biotechnology - 0.5%
United Therapeutics Corp. (A)	31,000	7,146,430

Building Products - 0.8%
Builders FirstSource, Inc. (A)	168,900	10,414,374

Chemicals - 2.7%
Mosaic Co.	250,500	13,464,375
Olin Corp.	469,500	24,860,025

		38,324,400

Consumer Finance - 1.6%
Ally Financial, Inc.	815,639	22,479,011

Containers & Packaging - 3.6%
Berry Global Group, Inc. (A)	216,000	10,221,120
Graphic Packaging Holding Co.	989,100	22,709,736
Sealed Air Corp.	360,900	17,186,058

		50,116,914

Distributors - 2.0%
LKQ Corp.	491,000	27,319,240

Diversified Telecommunication Services - 0.9%
Liberty Global PLC, Class A (A)	780,526	13,159,668

Electric Utilities - 3.9%
Evergy, Inc.	419,700	25,656,261
Exelon Corp.	184,100	7,104,419
OGE Energy Corp.	597,100	21,871,773

		54,632,453

Electronic Equipment, Instruments & Components - 1.8%
Flex Ltd. (A)	762,600	14,931,708
Vontier Corp.	541,462	10,341,924

		25,273,632

Entertainment - 0.5%
Warner Bros Discovery, Inc. (A)	557,600	7,248,800

Equity Real Estate Investment Trusts - 2.3%
Gaming & Leisure Properties, Inc.	380,075	19,049,359
JBG SMITH Properties	695,500	13,687,440

		32,736,799

Food Products - 3.2%
Kraft Heinz Co.	308,200	11,856,454
Post Holdings, Inc. (A)	368,400	33,310,728

		45,167,182

Gas Utilities - 1.4%
UGI Corp.	567,500	20,049,775

Health Care Equipment & Supplies - 0.4%
Koninklijke Philips NV	480,900	6,083,385

Health Care Providers & Services - 5.3%
AmerisourceBergen Corp.	165,256	25,981,548

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (continued)
Centene Corp. (A)	266,700	$ 22,704,171
Laboratory Corp. of America Holdings	114,838	25,477,959

		74,163,678

Independent Power & Renewable Electricity Producers - 1.8%
Vistra Corp.	1,104,800	25,377,256

Insurance - 11.1%
Allstate Corp.	224,649	28,361,936
Arch Capital Group Ltd. (A)	624,700	35,920,250
Fidelity National Financial, Inc.	659,222	25,960,163
Loews Corp.	195,317	11,136,975
Markel Corp. (A)	18,188	21,936,547
Old Republic International Corp.	613,000	14,227,730
Willis Towers Watson PLC	80,100	17,478,621

		155,022,222

Interactive Media & Services - 0.5%
IAC, Inc. (A)	138,734	6,753,571

IT Services - 3.9%
FleetCor Technologies, Inc. (A)	162,900	30,318,948
Global Payments, Inc.	211,300	24,143,138

		54,462,086

Life Sciences Tools & Services - 1.2%
Bio-Rad Laboratories, Inc., Class A (A)	48,900	17,198,619

Machinery - 0.8%
CNH Industrial NV	834,900	10,803,606

Media - 9.2%
Altice USA, Inc., Class A (A)	1,071,000	7,079,310
DISH Network Corp., Class A (A)	706,243	10,530,083
Fox Corp., Class A	821,100	23,705,157
Liberty Broadband Corp., Class C (A)	468,056	39,517,968
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	703,600	29,684,884
News Corp., Class A	1,076,200	18,155,494

		128,672,896

Metals & Mining - 1.9%
Cleveland-Cliffs, Inc. (A) (B)	687,100	8,925,429
U.S. Steel Corp.	887,200	18,063,392

		26,988,821

Mortgage Real Estate Investment Trusts - 0.6%
Annaly Capital Management, Inc.	408,536	7,578,343

Multi-Utilities - 3.2%
CenterPoint Energy, Inc.	687,502	19,669,432
NiSource, Inc.	968,800	24,888,472

		44,557,904

Multiline Retail - 1.8%
Dollar Tree, Inc. (A)	160,000	25,360,000

Oil, Gas & Consumable Fuels - 9.3%
Chesapeake Energy Corp. (B)	173,200	17,713,164
Devon Energy Corp.	184,900	14,302,015
Diamondback Energy, Inc.	96,400	15,145,404
EQT Corp.	238,500	9,978,840
HF Sinclair Corp.	289,400	17,702,598
Kinder Morgan, Inc.	1,416,900	25,674,228
Williams Cos., Inc.	894,800	29,286,804

		129,803,053

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Value Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Paper & Forest Products - 1.1%
Louisiana-Pacific Corp.	272,800	$ 15,454,120

Pharmaceuticals - 2.7%
Organon & Co.	390,100	10,212,818
Perrigo Co. PLC	693,500	27,934,180

		38,146,998

Software - 0.9%
SS&C Technologies Holdings, Inc.	243,400	12,515,628

Specialty Retail - 2.4%
Advance Auto Parts, Inc.	40,800	7,748,736
Ross Stores, Inc.	274,700	26,286,043

		34,034,779

Technology Hardware, Storage & Peripherals - 1.5%
Western Digital Corp. (A)	612,600	21,055,062

Total Common Stocks (Cost $1,203,391,318)		1,323,143,102

	Principal	Value
REPURCHASE AGREEMENT - 7.3%
Fixed Income Clearing Corp., 1.10% (C), dated 10/31/2022, to be repurchased at $101,607,496 on 11/01/2022. Collateralized by U.S. Government Obligations, 4.30% - 4.47%, due 04/20/2023 - 04/27/2023, and with a total value of $103,633,336.	$101,601,287	$ 101,601,287

Total Repurchase Agreement (Cost $101,601,287)		101,601,287

Total Investments (Cost $1,304,992,605)		1,424,744,389
Net Other Assets (Liabilities) - (1.8)%		(25,447,238)

Net Assets - 100.0%		$1,399,297,151

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,323,143,102	$—	$—	$1,323,143,102
Repurchase Agreement	—	101,601,287	—	101,601,287

Total Investments	$1,323,143,102	$101,601,287	$—	$1,424,744,389

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $13,562,044, collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $13,841,792. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at October 31, 2022.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Multi-Asset Income

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2022, marked a shift away from the prior period’s themes of COVID-19 reopening and a dovish U.S. Federal Reserve (“Fed”). Instead, investors grappled with a hawkish Fed, higher interest rates, a stronger U.S. dollar and geopolitical risks sending both equity and bond markets into negative territory. The Fed increased efforts to curb inflation by implementing five rate hikes during the period. Investors appear to be cautiously following along to see if the Fed can do so without triggering a recession.

This backdrop weighed on returns for both fixed income and equity markets. The S&P 500® Index (“S&P 500®”) returned –14.61%, with wide dispersion among sectors. The energy sector was the outlier, posting large positive returns, while the consumer discretionary and technology sectors fared worst, each losing more than a quarter of their value. Stylistically, value stocks fared better than growth stocks as the Russell 1000® Value Index declined -7.00% while the Russell 1000® Growth Index declined -24.60%. Fixed income markets also declined over the period, including the Bloomberg US High Yield Corporate Index, which returned -11.76%. Within high yield credit, shorter duration and higher quality credit outperformed.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Multi-Asset Income (Class A) returned -8.50%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the S&P 500® Index and the Transamerica Multi-Asset Income Blended Benchmark, returned -14.61% and -13.01%, respectively.

STRATEGY REVIEW

The Fund outperformed its benchmark in the fiscal year ended October 31, 2022. The Fund met its stated goals of delivering high current income and reduced volatility relative to its benchmark over the past fiscal year.

The Fund is comprised of a mix of equites, corporate credit, and preferred equity intended to generate income above the S&P 500® and moderate volatility. A combination of the Fund’s exposure to high yield credit and positive stock selection served as key contributors to relative performance versus the all-equity S&P 500® benchmark.

From a traditional attribution lens, the top sectors in terms of relative return were technology and health care. Within technology, a combination of positive stock selection and an underweight allocation to one of the benchmark’s lowest performing sectors proved additive. Seagate Technology Holdings PLC, a data storage company, was a notable contributor due to the timing of the Fund’s sale for more attractive risk/reward opportunities. The position was eliminated before cost increases, supply chain concerns, and softness in demand moved the stock price lower in the latter half of 2022. Within health care, an improved drug-pipeline and strong performance from its top-selling drugs aided biopharmaceutical maker Bristol-Myers Squibb Co.

Conversely, the industrials and utilities sectors dragged most on the Fund’s relative returns. Stanley Black & Decker, Inc. a global industrial tool and equipment provider, was adversely impacted by inflationary cost increases and supply chain issues which caused management to reduce per share earnings and free cash flow guidance. Meanwhile, Utilities were among the top performing benchmark sectors and the Fund’s underweight exposure detracted from relative returns.

William M. Bellamy, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	48.8%
Common Stocks	46.1
Other Investment Company	4.4
Preferred Stocks	3.4
Repurchase Agreement	0.8
Net Other Assets (Liabilities)	(3.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica Multi-Asset Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(13.54)%	5.46%	5.91%	03/01/2014
Class A (NAV)	(8.50)%	6.67%	6.60%	03/01/2014
S&P 500® Index (A)	(14.61)%	10.44%	10.91%
Transamerica Multi-Asset Income Blended Benchmark (A) (B) (C)	(13.01)%	7.19%	7.96%
Class C (POP)	(9.98)%	5.89%	5.82%	03/01/2014
Class C (NAV)	(9.11)%	5.89%	5.82%	03/01/2014
Class I (NAV)	(8.20)%	6.96%	6.89%	03/01/2014
Class I2 (NAV)	(8.15)%	7.04%	6.30%	03/01/2014

(A) The S&P 500® Index is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Multi-Asset Income Blended Benchmark is composed of the following benchmarks: 60% S&P 500® Index and 40% ICE BofAML U.S. High Yield BB-B Rated Constrained Index.

(C) The ICE BofAML U.S. High Yield BB-B Rated Constrained Index tracks the performance of BB and B rated high yield bonds.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of the fund will decline. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments. Investing in high-yield securities may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases. Preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Transamerica Funds	Annual Report 2022

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
COMMON STOCKS - 46.1%
Aerospace & Defense - 0.4%
Raytheon Technologies Corp.	25,000	$2,370,500

Air Freight & Logistics - 1.3%
United Parcel Service, Inc., Class B	50,000	8,388,500

Automobiles - 1.4%
Ford Motor Co.	400,000	5,348,000
General Motors Co.	100,000	3,925,000

		9,273,000

Banks - 1.9%
Bank of America Corp.	195,000	7,027,800
JPMorgan Chase & Co.	45,000	5,664,600

		12,692,400

Biotechnology - 2.6%
AbbVie, Inc.	60,000	8,784,000
Gilead Sciences, Inc.	108,400	8,505,064

		17,289,064

Capital Markets - 1.9%
Blackstone, Inc.	85,000	7,746,900
Charles Schwab Corp.	35,000	2,788,450
Goldman Sachs Group, Inc.	5,000	1,722,550

		12,257,900

Chemicals - 0.7%
LyondellBasell Industries NV, Class A	59,719	4,565,518

Diversified Telecommunication Services - 1.1%
Verizon Communications, Inc.	200,000	7,474,000

Electronic Equipment, Instruments & Components - 1.5%
Corning, Inc.	300,000	9,651,000

Equity Real Estate Investment Trusts - 2.5%
AvalonBay Communities, Inc.	30,000	5,253,600
Realty Income Corp.	80,000	4,981,600
Simon Property Group, Inc.	30,000	3,269,400
UDR, Inc.	66,981	2,663,165

		16,167,765

Health Care Providers & Services - 1.5%
CVS Health Corp.	55,000	5,208,500
Laboratory Corp. of America Holdings	20,000	4,437,200

		9,645,700

Household Durables - 0.5%
Whirlpool Corp.	24,952	3,449,364

Insurance - 4.0%
American International Group, Inc.	85,000	4,845,000
Fidelity National Financial, Inc.	210,000	8,269,800
MetLife, Inc.	150,000	10,981,500
Prudential Financial, Inc.	20,000	2,103,800

		26,200,100

Interactive Media & Services - 1.7%
Alphabet, Inc., Class C (A)	120,000	11,359,200

IT Services - 1.0%
International Business Machines Corp.	45,000	6,223,050

Media - 0.8%
Omnicom Group, Inc.	75,000	5,456,250

Multi-Utilities - 0.3%
Dominion Energy, Inc.	25,000	1,749,250

	Shares	Value
COMMON STOCKS (continued)
Multiline Retail - 1.1%
Target Corp.	45,000	$ 7,391,250

Oil, Gas & Consumable Fuels - 4.1%
Chevron Corp.	55,000	9,949,500
Devon Energy Corp.	100,000	7,735,000
ONEOK, Inc.	85,000	5,042,200
Williams Cos., Inc.	125,000	4,091,250

		26,817,950

Personal Products - 0.1%
Haleon PLC, ADR (A) (B)	110,000	673,200

Pharmaceuticals - 6.2%
Bristol-Myers Squibb Co.	100,000	7,747,000
Johnson & Johnson	60,000	10,438,200
Merck & Co., Inc.	125,000	12,650,000
Pfizer, Inc.	219,180	10,202,829

		41,038,029

Semiconductors & Semiconductor Equipment - 2.3%
Broadcom, Inc.	10,000	4,701,200
QUALCOMM, Inc.	90,000	10,589,400

		15,290,600

Software - 1.5%
Microsoft Corp.	43,250	10,039,622

Specialty Retail - 2.6%
Best Buy Co., Inc.	30,000	2,052,300
Home Depot, Inc.	25,000	7,403,250
Lowe’s Cos., Inc.	24,975	4,868,876
TJX Cos., Inc.	40,000	2,884,000

		17,208,426

Technology Hardware, Storage & Peripherals - 3.1%
Apple, Inc.	135,000	20,700,900

Total Common Stocks (Cost $266,474,092)		303,372,538

PREFERRED STOCKS - 3.4%
Banks - 0.6%
Cadence Bank, Series A, 5.50%	40,000	807,600
Citigroup, Inc., Series J, Fixed until 09/30/2023, 7.13% (B) (C)	12,000	299,520
Dime Community Bancshares, Inc., 5.50% (B)	89,693	1,744,529
PacWest Bancorp, Series A, Fixed until 09/01/2027, 7.75% (C)	50,000	1,241,000

		4,092,649

Capital Markets - 0.2%
Morgan Stanley, Series P, 6.50% (B)	60,000	1,488,000

Consumer Finance - 0.1%
Capital One Financial Corp., Series J, 4.80% (B)	38,850	675,990

Insurance - 0.6%
Aspen Insurance Holdings Ltd., 5.63% (B)	20,000	379,800

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Shares	Value
PREFERRED STOCKS (continued)
Insurance (continued)
Athene Holding Ltd., Series A, Fixed until 06/30/2029, 6.35% (C)	35,000	$ 833,350
Enstar Group Ltd., Series E, 7.00%	60,000	1,352,400
Reinsurance Group of America, Inc., Fixed until 10/15/2027, 7.13% (B) (C)	40,000	1,013,200

		3,578,750

Mortgage Real Estate Investment Trusts - 1.0%
AGNC Investment Corp., Series E, Fixed until 10/15/2024, 6.50% (C)	49,300	966,280
Annaly Capital Management, Inc., Series F, 3-Month LIBOR + 4.99%, 8.67% (C)	40,784	982,486
Dynex Capital, Inc., Series C, Fixed until 04/15/2025, 6.90% (C)	23,300	481,844
New York Mortgage Trust, Inc., Series F, Fixed until 10/15/2026, 6.88% (C)	120,000	2,054,400
Rithm Capital Corp.
Series A, 7.50% (C)	20,000	367,400
Series D, 7.00% (B) (C)	65,000	1,140,750
Two Harbors Investment Corp., Series B, Fixed until 07/27/2027, 7.63% (C)	39,800	710,828

		6,703,988

Real Estate Management & Development - 0.1%
Brookfield Property Partners LP, Series A-1, 6.50% (B)	39,500	657,675

Trading Companies & Distributors - 0.3%
Triton International Ltd., Series E, 5.75%	100,000	1,939,000

Wireless Telecommunication Services - 0.5%
Telephone & Data Systems, Inc., Series VV, 6.00%	123,000	2,177,100
U.S. Cellular Corp., 5.50%	60,100	1,025,907

		3,203,007

Total Preferred Stocks (Cost $28,258,615)		22,339,059

	Principal	Value
CORPORATE DEBT SECURITIES - 48.8%
Aerospace & Defense - 1.3%
Rolls-Royce PLC 5.75%, 10/15/2027 (D)	$2,050,000	1,855,188
TransDigm, Inc.
5.50%, 11/15/2027	4,275,000	3,876,228
8.00%, 12/15/2025 (D)	2,550,000	2,597,583

		8,328,999

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Air Freight & Logistics - 0.2%
XPO CNW, Inc. 6.70%, 05/01/2034	$ 1,181,000	$ 1,057,710

Airlines - 0.4%
United Airlines, Inc. 4.63%, 04/15/2029 (D)	3,100,000	2,659,118

Auto Components - 1.8%
Adient Global Holdings Ltd. 4.88%, 08/15/2026 (D)	2,000,000	1,790,000
Clarios Global LP / Clarios US Finance Co.
6.25%, 05/15/2026 (D)	1,575,000	1,523,812
8.50%, 05/15/2027 (B) (D)	1,250,000	1,230,713
Cooper Tire & Rubber Co. 7.63%, 03/15/2027	79,000	80,086
Dana, Inc. 5.38%, 11/15/2027	1,750,000	1,583,750
Goodyear Tire & Rubber Co.
5.00%, 07/15/2029 (B)	1,500,000	1,300,725
7.00%, 03/15/2028	876,000	854,771
9.50%, 05/31/2025	1,100,000	1,143,870
Tenneco, Inc. 5.38%, 12/15/2024	2,240,000	2,233,414

		11,741,141

Automobiles - 0.7%
Ford Motor Credit Co. LLC 4.13%, 08/17/2027	2,710,000	2,402,378
General Motors Co. 6.80%, 10/01/2027	500,000	505,525
Jaguar Land Rover Automotive PLC 5.88%, 01/15/2028 (D)	1,750,000	1,294,501
Winnebago Industries, Inc. 6.25%, 07/15/2028 (D)	525,000	488,540

		4,690,944

Banks - 0.4%
Freedom Mortgage Corp.
6.63%, 01/15/2027 (D)	1,800,000	1,343,520
7.63%, 05/01/2026 (D)	1,350,000	1,066,554

		2,410,074

Building Products - 0.9%
BlueLinx Holdings, Inc. 6.00%, 11/15/2029 (D)	3,000,000	2,445,000
Builders FirstSource, Inc. 5.00%, 03/01/2030 (D)	2,000,000	1,734,400
JELD-WEN, Inc. 4.88%, 12/15/2027 (D)	2,400,000	1,790,112

		5,969,512

Capital Markets - 2.1%
Blackstone Private Credit Fund 2.35%, 11/22/2024	3,000,000	2,743,613
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
5.25%, 05/15/2027	3,500,000	3,224,865
6.38%, 12/15/2025	1,700,000	1,662,651
MidCap Financial Investment Corp. 5.25%, 03/03/2025	1,500,000	1,400,713

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
OWL Rock Core Income Corp. 7.75%, 09/16/2027 (D)	$ 1,000,000	$ 974,530
StoneX Group, Inc. 8.63%, 06/15/2025 (D)	3,950,000	3,890,750

		13,897,122

Chemicals - 0.7%
Chemours Co. 5.75%, 11/15/2028 (D)	2,495,000	2,145,700
Methanex Corp.
5.13%, 10/15/2027	1,000,000	907,580
5.25%, 12/15/2029	1,500,000	1,288,500

		4,341,780

Commercial Services & Supplies - 4.5%
Alta Equipment Group, Inc. 5.63%, 04/15/2026 (D)	3,342,000	2,886,519
Aramark Services, Inc. 5.00%, 02/01/2028 (B) (D)	4,000,000	3,653,200
Brink’s Co. 4.63%, 10/15/2027 (D)	3,000,000	2,773,890
Cimpress PLC 7.00%, 06/15/2026 (D)	1,500,000	896,250
CoreCivic, Inc. 8.25%, 04/15/2026 (B)	2,225,000	2,256,791
EnPro Industries, Inc. 5.75%, 10/15/2026	3,594,000	3,459,225
Garda World Security Corp. 9.50%, 11/01/2027 (D)	2,250,000	2,034,774
GFL Environmental, Inc. 4.75%, 06/15/2029 (B) (D)	2,500,000	2,178,944
Koppers, Inc. 6.00%, 02/15/2025 (D)	2,300,000	2,058,500
Matthews International Corp. 5.25%, 12/01/2025 (D)	3,205,000	2,948,600
Prime Security Services Borrower LLC / Prime Finance, Inc. 5.75%, 04/15/2026 (D)	2,000,000	1,946,236
Stena International SA 6.13%, 02/01/2025 (D)	300,000	280,636
Stericycle, Inc. 5.38%, 07/15/2024 (D)	2,000,000	1,970,000

		29,343,565

Construction & Engineering - 1.7%
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC 6.25%, 09/15/2027 (D)	1,300,000	1,134,250
Brundage-Bone Concrete Pumping Holdings, Inc. 6.00%, 02/01/2026 (D)	362,000	329,553
Forestar Group, Inc. 5.00%, 03/01/2028 (D)	5,000,000	4,135,083
M/I Homes, Inc. 4.95%, 02/01/2028	2,235,000	1,917,608
New Enterprise Stone & Lime Co., Inc. 5.25%, 07/15/2028 (D)	3,765,000	3,256,838
Williams Scotsman International, Inc. 4.63%, 08/15/2028 (D)	805,000	727,036

		11,500,368

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction Materials - 0.5%
Cemex SAB de CV 7.38%, 06/05/2027 (D)	$ 500,000	$ 495,000
Eco Material Technologies, Inc. 7.88%, 01/31/2027 (D)	2,925,000	2,733,588

		3,228,588

Consumer Finance - 2.5%
Ally Financial, Inc. Fixed until 05/15/2028 (E), 4.70% (C)	2,250,000	1,513,125
Altice Financing SA
5.00%, 01/15/2028 (D)	1,500,000	1,187,632
5.75%, 08/15/2029 (D)	1,000,000	789,538
Credit Acceptance Corp.
5.13%, 12/31/2024 (D)	500,000	469,850
6.63%, 03/15/2026 (B)	3,750,000	3,542,175
Enova International, Inc. 8.50%, 09/15/2025 (D)	1,800,000	1,614,785
Ford Motor Credit Co. LLC 3.66%, 09/08/2024	2,000,000	1,900,000
Navient Corp. 5.50%, 03/15/2029	1,200,000	951,911
PRA Group, Inc.
5.00%, 10/01/2029 (D)	1,300,000	1,041,950
7.38%, 09/01/2025 (D)	2,000,000	1,915,696
World Acceptance Corp. 7.00%, 11/01/2026 (D)	3,000,000	1,845,000

		16,771,662

Containers & Packaging - 1.5%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 5.25%, 04/30/2025 (D)	4,000,000	3,771,800
Ball Corp. 4.00%, 11/15/2023	1,001,000	982,151
Berry Global, Inc. 5.63%, 07/15/2027 (B) (D)	3,000,000	2,845,350
Graphic Packaging International LLC 4.75%, 07/15/2027 (D)	2,315,000	2,131,595

		9,730,896

Distributors - 1.1%
G-III Apparel Group Ltd. 7.88%, 08/15/2025 (D)	4,775,000	4,524,313
Performance Food Group, Inc. 5.50%, 10/15/2027 (D)	3,074,000	2,905,606

		7,429,919

Diversified Consumer Services - 0.4%
Service Corp. International 7.50%, 04/01/2027	2,500,000	2,577,366

Diversified Financial Services - 0.7%
Burford Capital Global Finance LLC 6.25%, 04/15/2028 (D)	2,500,000	2,176,348
ILFC E-Capital Trust I 1.55% + Max of 3-Month LIBOR, 10-Year CMT, or 30-Year CMT, 5.12% (C), 12/21/2065 (D)	900,000	549,000
Jefferies Finance LLC / JFIN Co-Issuer Corp. 5.00%, 08/15/2028 (D)	2,500,000	1,962,575

		4,687,923

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services - 0.3%
Lumen Technologies, Inc. 5.13%, 12/15/2026 (B) (D)	$ 2,500,000	$ 2,143,750

Electric Utilities - 0.3%
Drax Finco PLC 6.63%, 11/01/2025 (D)	1,871,000	1,740,030

Electrical Equipment - 0.6%
WESCO Distribution, Inc.
7.13%, 06/15/2025 (D)	3,275,000	3,306,767
7.25%, 06/15/2028 (D)	1,000,000	1,014,460

		4,321,227

Energy Equipment & Services - 1.2%
Archrock Partners LP / Archrock Partners Finance Corp. 6.25%, 04/01/2028 (D)	1,500,000	1,394,850
Enviva Partners LP / Enviva Partners Finance Corp. 6.50%, 01/15/2026 (B) (D)	3,800,000	3,648,836
Genesis Energy LP / Genesis Energy Finance Corp. 8.00%, 01/15/2027	2,725,000	2,637,909
Transocean Sentry Ltd. 5.38%, 05/15/2023 (D)	560,509	550,700

		8,232,295

Entertainment - 0.6%
Live Nation Entertainment, Inc.
4.75%, 10/15/2027 (B) (D)	1,500,000	1,334,880
6.50%, 05/15/2027 (D)	2,388,000	2,383,122

		3,718,002

Equity Real Estate Investment Trusts - 1.5%
Iron Mountain, Inc.
4.88%, 09/15/2027 (D)	3,050,000	2,820,555
5.25%, 07/15/2030 (D)	1,246,000	1,074,960
RHP Hotel Properties LP / RHP Finance Corp. 4.75%, 10/15/2027	1,000,000	923,490
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC 4.75%, 04/15/2028 (D)	2,500,000	2,053,275
VICI Properties LP / VICI Note Co., Inc. 5.63%, 05/01/2024 (D)	3,000,000	2,961,780

		9,834,060

Food & Staples Retailing - 1.6%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP 3.25%, 03/15/2026 (D)	2,800,000	2,512,776
Arko Corp. 5.13%, 11/15/2029 (D)	3,475,000	2,780,591
United Natural Foods, Inc. 6.75%, 10/15/2028 (D)	5,500,000	5,312,285

		10,605,652

Food Products - 2.6%
B&G Foods, Inc.
5.25%, 04/01/2025	1,184,000	1,075,983
5.25%, 09/15/2027 (B)	2,958,000	2,477,325

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Chobani LLC / Chobani Finance Corp., Inc. 4.63%, 11/15/2028 (D)	$ 3,750,000	$ 3,253,639
Pilgrim’s Pride Corp. 5.88%, 09/30/2027 (D)	5,700,000	5,571,408
Post Holdings, Inc.
5.50%, 12/15/2029 (D)	4,000,000	3,599,680
5.63%, 01/15/2028 (D)	1,000,000	934,900

		16,912,935

Health Care Providers & Services - 0.9%
AdaptHealth LLC 5.13%, 03/01/2030 (D)	3,000,000	2,602,500
Akumin, Inc. 7.00%, 11/01/2025 (D)	1,750,000	1,415,214
Tenet Healthcare Corp. 4.88%, 01/01/2026 (D)	2,000,000	1,885,000

		5,902,714

Hotels, Restaurants & Leisure - 3.7%
Caesars Entertainment, Inc. 6.25%, 07/01/2025 (D)	4,000,000	3,882,565
Carnival Corp. 7.63%, 03/01/2026 (B) (D)	1,325,000	996,334
Expedia Group, Inc. 3.25%, 02/15/2030	4,295,000	3,458,722
Marriott Ownership Resorts, Inc. 4.75%, 01/15/2028	4,950,000	4,288,755
NCL Corp. Ltd. 5.88%, 03/15/2026 (D)	1,800,000	1,473,750
Scientific Games International, Inc. 7.00%, 05/15/2028 (D)	3,354,000	3,245,766
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025 (D)	1,000,000	1,024,350
Travel & Leisure Co. 6.60%, 10/01/2025	3,450,000	3,383,657
VOC Escrow Ltd. 5.00%, 02/15/2028 (D)	3,366,000	2,771,362

		24,525,261

Household Durables - 0.5%
Installed Building Products, Inc. 5.75%, 02/01/2028 (D)	3,744,000	3,308,760

Household Products - 0.2%
Central Garden & Pet Co. 5.13%, 02/01/2028 (B)	1,141,000	1,043,889

Insurance - 0.5%
Kuvare US Holdings, Inc. Fixed until 05/01/2026, 7.00% (C), 02/17/2051 (D)	1,500,000	1,503,750
SBL Holdings, Inc. Fixed until 11/13/2026 (E), 6.50% (C), (D)	2,500,000	1,887,500

		3,391,250

IT Services - 0.5%
Leidos, Inc. 7.13%, 07/01/2032	1,800,000	1,786,464
Unisys Corp. 6.88%, 11/01/2027 (D)	2,000,000	1,673,231

		3,459,695

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Leisure Products - 0.5%
Mattel, Inc. 5.88%, 12/15/2027 (D)	$ 2,008,000	$ 1,952,780
Vista Outdoor, Inc. 4.50%, 03/15/2029 (D)	1,520,000	1,187,637

		3,140,417

Machinery - 1.2%
GrafTech Finance, Inc. 4.63%, 12/15/2028 (D)	750,000	607,500
JB Poindexter & Co., Inc. 7.13%, 04/15/2026 (D)	4,750,000	4,527,652
Vertiv Group Corp. 4.13%, 11/15/2028 (B) (D)	3,100,000	2,696,628

		7,831,780

Media - 0.3%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.50%, 08/15/2030 (D)	2,000,000	1,636,760
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.38%, 08/15/2026 (D)	1,250,000	250,000

		1,886,760

Metals & Mining - 2.0%
Arconic Corp. 6.00%, 05/15/2025 (D)	2,200,000	2,178,418
ATI, Inc. 5.88%, 12/01/2027	4,002,000	3,637,562
Carpenter Technology Corp. 7.63%, 03/15/2030	250,000	244,310
Cleveland-Cliffs, Inc. 5.88%, 06/01/2027 (B)	1,000,000	930,500
First Quantum Minerals Ltd.
6.50%, 03/01/2024 (D)	3,650,000	3,569,785
6.88%, 10/15/2027 (D)	2,800,000	2,603,517
U.S. Steel Corp. 6.88%, 03/01/2029 (B)	362,000	332,212

		13,496,304

Mortgage Real Estate Investment Trusts - 1.0%
AG Issuer LLC 6.25%, 03/01/2028 (D)	1,000,000	930,870
Rithm Capital Corp. 6.25%, 10/15/2025 (D)	1,300,000	1,131,370
Starwood Property Trust, Inc.
4.38%, 01/15/2027 (D)	3,500,000	3,091,445
4.75%, 03/15/2025	1,500,000	1,409,091

		6,562,776

Multiline Retail - 0.3%
Dillard’s, Inc.
7.00%, 12/01/2028	230,000	222,257
7.75%, 07/15/2026	1,150,000	1,164,242
7.88%, 01/01/2023	350,000	350,931

		1,737,430

Oil, Gas & Consumable Fuels - 1.8%
Blue Racer Midstream LLC / Blue Racer Finance Corp. 7.63%, 12/15/2025 (D)	1,310,000	1,293,659

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Colgate Energy Partners III LLC 5.88%, 07/01/2029 (D)	$ 2,250,000	$ 2,097,585
Hess Midstream Operations LP 5.13%, 06/15/2028 (B) (D)	1,000,000	920,000
Murphy Oil Corp. 6.38%, 07/15/2028 (B)	2,100,000	2,046,264
Northern Oil & Gas, Inc. 8.13%, 03/01/2028 (D)	2,000,000	1,940,000
ONEOK Partners LP 6.85%, 10/15/2037	1,000,000	949,450
Sunoco LP / Sunoco Finance Corp. 5.88%, 03/15/2028	2,690,000	2,557,360
Valero Energy Corp. 8.75%, 06/15/2030	300,000	343,613

		12,147,931

Paper & Forest Products - 0.1%
Glatfelter Corp. 4.75%, 11/15/2029 (B) (D)	900,000	579,627

Personal Products - 0.3%
Edgewell Personal Care Co. 5.50%, 06/01/2028 (D)	2,000,000	1,884,020

Pharmaceuticals - 0.1%
Bausch Health Cos., Inc. 4.88%, 06/01/2028 (D)	1,100,000	673,750

Real Estate Management & Development - 0.6%
Five Point Operating Co. LP / Five Point Capital Corp. 7.88%, 11/15/2025 (D)	2,305,000	1,903,790
Realogy Group LLC / Realogy Co-Issuer Corp. 5.75%, 01/15/2029 (D)	3,300,000	2,371,875

		4,275,665

Specialty Retail - 2.3%
Abercrombie & Fitch Management Co. 8.75%, 07/15/2025 (B) (D)	1,000,000	941,809
Bath & Body Works, Inc.
6.69%, 01/15/2027	1,000,000	942,500
9.38%, 07/01/2025 (B) (D)	2,000,000	2,075,000
PetSmart, Inc. / PetSmart Finance Corp. 4.75%, 02/15/2028 (D)	3,900,000	3,560,271
Rent-A-Center, Inc. 6.38%, 02/15/2029 (B) (D)	3,675,000	2,862,935
Sally Holdings LLC / Sally Capital, Inc. 5.63%, 12/01/2025	3,275,000	3,086,687
Sonic Automotive, Inc. 4.63%, 11/15/2029 (D)	2,500,000	1,957,300

		15,426,502

Technology Hardware, Storage & Peripherals - 0.3%
Dell International LLC / EMC Corp. 8.10%, 07/15/2036	405,000	428,602
Western Digital Corp. 4.75%, 02/15/2026	1,650,000	1,533,155

		1,961,757

Textiles, Apparel & Luxury Goods - 0.5%
Crocs, Inc. 4.25%, 03/15/2029 (B) (D)	4,000,000	3,190,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Textiles, Apparel & Luxury Goods (continued)
PVH Corp. 7.75%, 11/15/2023	$ 100,000	$ 102,487

		3,292,487

Trading Companies & Distributors - 1.1%
Fortress Transportation & Infrastructure Investors LLC
5.50%, 05/01/2028 (D)	250,000	209,251
6.50%, 10/01/2025 (D)	268,000	258,020
9.75%, 08/01/2027 (D)	1,750,000	1,781,649
Herc Holdings, Inc. 5.50%, 07/15/2027 (D)	1,500,000	1,417,500
United Rentals North America, Inc. 5.50%, 05/15/2027	3,685,000	3,565,237

		7,231,657

Total Corporate Debt Securities (Cost $356,448,158)		321,635,070

	Shares	Value
OTHER INVESTMENT COMPANY - 4.4%
Securities Lending Collateral - 4.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (F)	28,655,031	28,655,031

Total Other Investment Company (Cost $28,655,031)		28,655,031

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 1.10% (F), dated 10/31/2022, to be repurchased at $5,510,153 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.47%, due 04/20/2023, and with a value of $5,620,187.	$5,509,985	$ 5,509,985

Total Repurchase Agreement (Cost $5,509,985)		5,509,985

Total Investments (Cost $685,345,881)		681,511,683
Net Other Assets (Liabilities) - (3.5)%		(23,069,828)

Net Assets - 100.0%		$658,441,855

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$303,372,538	$—	$—	$303,372,538
Preferred Stocks	22,339,059	—	—	22,339,059
Corporate Debt Securities	—	321,635,070	—	321,635,070
Other Investment Company	28,655,031	—	—	28,655,031
Repurchase Agreement	—	5,509,985	—	5,509,985

Total Investments	$354,366,628	$327,145,055	$—	$681,511,683

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $28,311,468, collateralized by cash collateral of $28,655,031 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $252,627. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Floating or variable rate securities. The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the total value of 144A securities is $231,345,685, representing 35.1% of the Fund’s net assets.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	Rates disclosed reflect the yields at October 31, 2022.
(G)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Multi-Managed Balanced

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

The macroeconomic story of the fiscal year ended October 31, 2022, was persistently high inflation and the efforts of the U.S. Federal Reserve (“Fed”) to tame it. Despite fears of new shutdowns and further restrictions following the discovery of the COVID-19 omicron variant in November 2021, the Fed was undeterred from formally announcing its plans to accelerate tapering of Treasury and Agency purchases in December 2021 and ending them entirely in March 2022.

By April 2022, the omicron variant had ceded headlines to the stinging inflation story, hawkish Fed and Russia-Ukraine war. There was also a brief inversion of the U.S. Treasury yield curve, signaling we are firmly in a late-cycle economy and fueling concerns of an impending recession. Rapidly rising inflation and other macro and geopolitical headwinds contributed to exceptional volatility in fixed income markets throughout the fiscal year.

Broad underlying price pressures continued to point to hawkishness by the Fed. After already hiking rates at the prior four meetings, the Federal Open Market Committee (“FOMC”) again raised the fed funds rate by 75 basis points at its September 2022 meeting, bringing the target range to 3.00% to 3.25%. At the end of the period, the median dot plot expectation for the end of 2022 fed funds rate was 4.4%.

Employment reports showed continuing strength in the labor market throughout the fiscal year as payrolls grew, pushing the unemployment rate down. Importantly, the labor force participation rate continued to climb higher mid-year as people moved off the sidelines and re-engaged in the labor market. By the close of the fiscal year, the unemployment rate had fallen to 3.5%; however, the labor force participation rate fell, indicating the pace of job growth has been slowing as the economy inches toward cooling.

The close of the fiscal year saw U.S. Gross Domestic Product increase at a stronger-than-expected annualized rate of 2.6%. This increase was largely driven by a 2.8 percentage point contribution from net exports—its largest contribution in over 40 years.

J.P. Morgan Investment Management, Inc.

A confluence of high inflation, fast-paced monetary tightening, elevated input costs and other supply chain constraints pressured the markets through several ups and downs throughout the first half of the fiscal year ended October 31, 2022. Equity markets lost ground at the start of 2022 due to the war in Ukraine and high headline inflation.

However, markets bounced back in October after a turbulent few months. September Consumer Price Index inflation came in at 8.2% year-over-year, the seventh consecutive month with a print higher than 8%. Markets, however, shrugged this off, as evidenced by the strong equity market returns following the report.

Meanwhile, industrial activity showed signs of slowing in the second half of the fiscal year, with the September Manufacturing Purchasing Managers Index (“PMI”) showing a disappointing reading of 52. September Services PMI contracted, falling to 49.3. In contrast, a strong labor market remained a bright spot, with the September jobs report indicating the unemployment rate fell to a new record low of 3.5%. Finally, the third quarter of 2022 earnings were mixed, with several industries showing strength; however, Mega Cap Tech earnings were lackluster.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Multi-Managed Balanced (Class A) returned -15.21%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the S&P 500® Index and the Bloomberg US Aggregate Bond Index, returned -14.61% and -15.68%, respectively.

STRATEGY REVIEW

Aegon USA Investment Management, LLC

Although the Fund remained overweight spread-based assets during the period, overall portfolio risk was slightly reduced over the past fiscal year, as the chance of the Fed being able to navigate a soft landing for the economy became less and less likely, in the view of the portfolio managers. While corporate fundamentals remained generally healthy, margin pressures and rising interest costs became a concern for lower-rated credits, prompting the sub-adviser to modestly reduce exposure to BBB-rated credits and redeploy into higher quality defensive names offering attractive all-in yields.

Transamerica Funds	Annual Report 2022

Transamerica Multi-Managed Balanced

(unaudited)

STRATEGY REVIEW (continued)

From a duration perspective, the Fund started the fiscal year approximately one-half year short of the benchmark duration given the expectation of a move higher in rates. Over the latter half of the one-year period, the short position was reduced to around 0.1 years given growing economic headwinds and more attractive yields.

The Fund’s duration underweight and positioning across the curve were the largest contributors to relative returns in the fiscal year. Excess yield also contributed positively to relative performance, while spread factors were a detractor.

J.P. Morgan Investment Management, Inc.

Stock selection in the pharmaceutical/medical technology, insurance and industrial cyclical sectors contributed most to results, while the technology, basic materials and media sectors were the largest detractors from the Fund’s relative performance.

On the positive side, the top individual contributors to performance were underweight positions in PayPal Holdings, Inc.(“PayPal”), and Adobe, Inc., and an overweight position in Bristol-Myers Squibb Co. The largest contributor, PayPal, provides financial transaction processing services. PayPal offers electronic payment processing services such as mobile payments and online invoicing and serves customers worldwide. The company enjoys organic revenue growth, high relative exposure to digital commerce and strategic value based on strong brand recognition and global scale usership. However, PayPal underperformed in early 2022 with increasing competitive pressure and withdrew medium term guidance. Macro pressure negatively impacted spending trends, increased competition from alternative payment options, and slower-than-expected user growth grew as potential roadblocks and pressured price.

On the negative side, the top individual detractors from performance were overweight allocations in T. Rowe Price Group, Inc., and Best Buy Co., Inc., and an underweight position in Lockheed Martin Corp. The largest detractor, T. Rowe Price Group, Inc., is a financial services holding company which through its subsidiaries, provides investment advisory services to individual and institutional investors. The company historically had best-in-class performance, however, results deteriorated during the period. Organic growth continued to weaken with results during the fiscal year representing some of the slowest organic growth seen for the company.

J.P. Morgan Investment Management Inc. continues to focus on fundamentals of the economy and company earnings. While the economy was teetering on the edge of recession in the second half of the fiscal year, we remained balanced and have continued to monitor incremental risks that could represent headwinds for U.S. equities. Through the volatility, we have continued to focus on high conviction stocks and take advantage of market dislocations for compelling stock selection opportunities.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Brian W. Westhoff, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Tim Snyder, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2022

Transamerica Multi-Managed Balanced

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	60.5%
Corporate Debt Securities	13.4
U.S. Government Obligations	9.6
U.S. Government Agency Obligations	9.1
Commercial Paper	8.3
Mortgage-Backed Securities	2.6
Asset-Backed Securities	2.4
Short-Term U.S. Government Obligations	0.9
Repurchase Agreement	0.8
Foreign Government Obligations	0.4
Other Investment Company	0.2
Preferred Stocks	0.0 *
Net Other Assets (Liabilities) ^	(8.2)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	8.68
Duration †	6.16

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	19.6%
AAA	4.6
AA	1.1
A	4.1
BBB	8.2
BB	1.5
B	0.1
Not Rated	69.0
Net Other Assets (Liabilities) ^	(8.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2022

Transamerica Multi-Managed Balanced

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	(19.88)%	4.74%	6.96%		12/02/1994
Class A (NAV)	(15.21)%	5.93%	7.56%		12/02/1994
S&P 500® Index (A)	(14.61)%	10.44%	12.79%
Bloomberg US Aggregate Bond Index (B)	(15.68)%	(0.54)%	0.74%
Class C (POP)	(16.63)%	5.13%	6.79%		11/11/2002
Class C (NAV)	(15.84)%	5.13%	6.79%		11/11/2002
Class I (NAV)	(14.93)%	6.18%	7.85%		11/30/2009
Class R (NAV)	N/A	N/A	(11.47	)%(C)	03/01/2022
Class R6 (NAV)	(14.96)%	6.27%	6.47%		05/29/2015

(A) The S&P 500® index is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) Not annualized.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, R and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed income securities generally goes down when interest rates rise.

Transamerica Funds	Annual Report 2022

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
COMMON STOCKS - 60.5%
Aerospace & Defense - 0.9%
Howmet Aerospace, Inc.	9,298	$330,544
Northrop Grumman Corp.	3,490	1,916,045
Raytheon Technologies Corp.	54,517	5,169,302
Textron, Inc.	33,266	2,276,725

		9,692,616

Air Freight & Logistics - 0.6%
United Parcel Service, Inc., Class B	37,085	6,221,750

Airlines - 0.1%
Southwest Airlines Co. (A)	15,083	548,267

Auto Components - 0.1%
Magna International, Inc.	17,967	1,001,301

Automobiles - 1.2%
General Motors Co.	441	17,309
Rivian Automotive, Inc., Class A (A) (B)	5,964	208,561
Tesla, Inc. (A)	54,431	12,385,230

		12,611,100

Banks - 2.4%
Bank of America Corp.	173,061	6,237,118
Citigroup, Inc.	37,916	1,738,828
Fifth Third Bancorp	77,345	2,760,443
SVB Financial Group (A)	2,001	462,151
Truist Financial Corp.	62,377	2,793,866
US Bancorp	125,796	5,340,040
Wells Fargo & Co.	163,022	7,497,382

		26,829,828

Beverages - 1.2%
Coca-Cola Co.	134,492	8,049,346
Constellation Brands, Inc., Class A	10,765	2,659,816
PepsiCo, Inc.	14,274	2,591,873

		13,301,035

Biotechnology - 1.9%
AbbVie, Inc.	61,630	9,022,632
Biogen, Inc. (A)	7,736	2,192,692
BioMarin Pharmaceutical, Inc. (A)	4,747	411,233
Neurocrine Biosciences, Inc. (A)	4,728	544,287
Regeneron Pharmaceuticals, Inc. (A)	5,804	4,345,745
Vertex Pharmaceuticals, Inc. (A)	12,113	3,779,256

		20,295,845

Building Products - 0.5%
Masco Corp.	32,304	1,494,706
Trane Technologies PLC	26,364	4,208,485

		5,703,191

Capital Markets - 0.9%
Ameriprise Financial, Inc.	5,767	1,782,695
CME Group, Inc.	11,261	1,951,531
Morgan Stanley	34,911	2,868,637
Raymond James Financial, Inc.	12,457	1,471,670
State Street Corp.	17,696	1,309,504
T. Rowe Price Group, Inc.	5,893	625,601

		10,009,638

Chemicals - 1.1%
Air Products & Chemicals, Inc.	4,615	1,155,596
Celanese Corp.	4,545	436,865
DuPont de Nemours, Inc.	23,102	1,321,435
Eastman Chemical Co.	24,141	1,854,270

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Linde PLC	17,129	$ 5,093,308
PPG Industries, Inc.	21,359	2,438,771

		12,300,245

Commercial Services & Supplies - 0.1%
Cintas Corp.	2,089	893,152

Communications Equipment - 0.1%
Motorola Solutions, Inc.	5,073	1,266,779

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	3,655	1,228,007

Consumer Finance - 0.9%
American Express Co.	40,558	6,020,835
Capital One Financial Corp.	5,947	630,501
S&P Global, Inc.	9,875	3,172,344

		9,823,680

Containers & Packaging - 0.1%
Avery Dennison Corp.	4,910	832,491

Diversified Financial Services - 1.2%
Berkshire Hathaway, Inc., Class B (A)	33,633	9,924,762
Intercontinental Exchange, Inc.	31,100	2,972,227

		12,896,989

Diversified Telecommunication Services - 0.0% (C)
Verizon Communications, Inc.	10,095	377,250

Electric Utilities - 1.1%
Exelon Corp.	89,083	3,437,713
FirstEnergy Corp.	48,222	1,818,452
NextEra Energy, Inc.	63,698	4,936,595
PG&E Corp. (A) (B)	150,278	2,243,650

		12,436,410

Electrical Equipment - 0.4%
Eaton Corp. PLC	28,887	4,335,072

Electronic Equipment, Instruments & Components - 0.1%
Corning, Inc.	18,123	583,017
TE Connectivity Ltd.	6,834	835,320

		1,418,337

Energy Equipment & Services - 0.1%
Baker Hughes Co.	36,694	1,014,956

Entertainment - 0.4%
Netflix, Inc. (A)	12,369	3,610,264
Walt Disney Co. (A)	12,013	1,279,865

		4,890,129

Equity Real Estate Investment Trusts - 1.5%
Camden Property Trust	17,900	2,068,345
Equinix, Inc.	3,052	1,728,775
Equity LifeStyle Properties, Inc.	18,879	1,207,501
Host Hotels & Resorts, Inc.	35,437	669,050
Prologis, Inc.	41,971	4,648,288
SBA Communications Corp.	10,022	2,704,938
Sun Communities, Inc.	10,945	1,475,933
UDR, Inc.	8,672	344,799
Ventas, Inc.	51,820	2,027,717

		16,875,346

Food & Staples Retailing - 0.5%
Costco Wholesale Corp.	11,634	5,834,451

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Food Products - 0.3%
Hershey Co.	3,993	$ 953,409
Mondelez International, Inc., Class A	37,407	2,299,782

		3,253,191

Health Care Equipment & Supplies - 1.5%
Abbott Laboratories	32,720	3,237,317
Baxter International, Inc.	44,593	2,423,629
Boston Scientific Corp. (A)	69,906	3,013,648
Dexcom, Inc. (A)	3,454	417,174
Intuitive Surgical, Inc. (A)	15,364	3,786,765
Medtronic PLC	32,908	2,874,185
Zimmer Biomet Holdings, Inc.	10,289	1,166,258

		16,918,976

Health Care Providers & Services - 2.3%
Centene Corp. (A)	49,192	4,187,715
Elevance Health, Inc.	8,373	4,578,105
Humana, Inc.	2,564	1,430,917
McKesson Corp.	5,043	1,963,593
UnitedHealth Group, Inc.	23,978	13,311,387

		25,471,717

Hotels, Restaurants & Leisure - 1.5%
Booking Holdings, Inc. (A)	1,742	3,256,634
Chipotle Mexican Grill, Inc. (A)	2,127	3,186,948
Expedia Group, Inc. (A)	11,819	1,104,722
Marriott International, Inc., Class A	13,627	2,181,819
McDonald’s Corp.	19,600	5,344,136
Royal Caribbean Cruises Ltd. (A) (B)	4,354	232,416
Yum! Brands, Inc.	9,239	1,092,512

		16,399,187

Household Durables - 0.3%
Lennar Corp., Class A	32,735	2,641,714
PulteGroup, Inc.	4,978	199,070
Toll Brothers, Inc.	15,721	677,261

		3,518,045

Household Products - 1.1%
Colgate-Palmolive Co.	41,015	3,028,548
Kimberly-Clark Corp.	18,026	2,243,516
Procter & Gamble Co.	48,865	6,580,649

		11,852,713

Industrial Conglomerates - 0.6%
Honeywell International, Inc.	34,251	6,987,889

Insurance - 1.2%
Aon PLC, Class A	5,901	1,661,073
Globe Life, Inc.	4,913	567,550
Progressive Corp.	38,730	4,972,932
Prudential Financial, Inc.	7,763	816,590
Travelers Cos., Inc.	29,805	5,497,830

		13,515,975

Interactive Media & Services - 2.8%
Alphabet, Inc., Class A (A)	153,645	14,520,989
Alphabet, Inc., Class C (A)	110,443	10,454,534
Meta Platforms, Inc., Class A (A)	55,971	5,214,258
ZoomInfo Technologies, Inc. (A)	16,658	741,781

		30,931,562

Internet & Direct Marketing Retail - 1.9%
Amazon.com, Inc. (A)	199,143	20,400,209

	Shares	Value
COMMON STOCKS (continued)
IT Services - 2.7%
Accenture PLC, Class A	22,253	$ 6,317,627
Affirm Holdings, Inc. (A) (B)	23,455	470,742
Block, Inc. (A)	5,660	339,996
FleetCor Technologies, Inc. (A)	12,538	2,333,572
Mastercard, Inc., Class A	29,411	9,652,102
Visa, Inc., Class A	50,794	10,522,485

		29,636,524

Life Sciences Tools & Services - 1.0%
Danaher Corp.	15,430	3,883,268
Thermo Fisher Scientific, Inc.	14,571	7,489,057

		11,372,325

Machinery - 1.2%
Deere & Co.	14,460	5,723,557
Dover Corp.	11,033	1,441,903
Ingersoll Rand, Inc.	8,166	412,383
Otis Worldwide Corp.	33,842	2,390,599
Parker-Hannifin Corp.	11,675	3,392,988

		13,361,430

Media - 0.8%
Charter Communications, Inc., Class A (A)	9,197	3,381,001
Comcast Corp., Class A	148,632	4,717,580
Interpublic Group of Cos., Inc.	8,096	241,180

		8,339,761

Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	24,674	781,919
Nucor Corp.	7,636	1,003,218

		1,785,137

Multi-Utilities - 0.7%
Ameren Corp.	24,587	2,004,332
CenterPoint Energy, Inc.	68,648	1,964,020
Sempra Energy	22,080	3,332,755

		7,301,107

Multiline Retail - 0.2%
Target Corp.	10,558	1,734,152

Oil, Gas & Consumable Fuels - 3.2%
Chevron Corp.	12,770	2,310,093
ConocoPhillips	66,789	8,421,425
Coterra Energy, Inc.	47,480	1,478,052
Diamondback Energy, Inc.	29,856	4,690,676
EOG Resources, Inc.	33,007	4,506,116
Exxon Mobil Corp.	106,476	11,798,606
Phillips 66	16,181	1,687,516

		34,892,484

Pharmaceuticals - 2.6%
Bristol-Myers Squibb Co.	95,059	7,364,221
Eli Lilly & Co.	21,295	7,710,706
Johnson & Johnson	37,052	6,445,936
Merck & Co., Inc.	45,694	4,624,233
Pfizer, Inc.	46,672	2,172,582

		28,317,678

Professional Services - 0.3%
Booz Allen Hamilton Holding Corp.	7,394	804,837
Leidos Holdings, Inc.	19,132	1,943,620

		2,748,457

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Road & Rail - 0.7%
CSX Corp.	42,886	$ 1,246,267
Norfolk Southern Corp.	16,233	3,702,260
Uber Technologies, Inc. (A)	20,952	556,695
Union Pacific Corp.	12,135	2,392,294

		7,897,516

Semiconductors & Semiconductor Equipment - 3.3%
Advanced Micro Devices, Inc. (A)	58,547	3,516,333
Analog Devices, Inc.	34,788	4,961,465
Applied Materials, Inc.	7,719	681,510
Lam Research Corp.	12,261	4,963,008
Microchip Technology, Inc.	26,225	1,619,131
Micron Technology, Inc.	16,784	908,014
NVIDIA Corp.	43,795	5,911,011
NXP Semiconductors NV	29,527	4,313,304
QUALCOMM, Inc.	13,172	1,549,818
Teradyne, Inc.	10,620	863,937
Texas Instruments, Inc.	42,265	6,789,027

		36,076,558

Software - 5.0%
Adobe, Inc. (A)	10,550	3,360,175
Cadence Design Systems, Inc. (A)	5,441	823,713
DocuSign, Inc. (A)	13,692	661,323
Fortinet, Inc. (A)	14,167	809,786
Intuit, Inc.	10,601	4,531,927
Microsoft Corp.	170,022	39,467,207
Oracle Corp.	22,741	1,775,390
Salesforce, Inc. (A)	10,293	1,673,539
Workday, Inc., Class A (A)	8,929	1,391,317

		54,494,377

Specialty Retail - 2.0%
AutoNation, Inc. (A)	8,957	952,219
AutoZone, Inc. (A)	737	1,866,733
Best Buy Co., Inc.	30,257	2,069,881
Burlington Stores, Inc. (A)	6,241	892,213
Home Depot, Inc.	12,944	3,833,107
Lowe’s Cos., Inc.	35,035	6,830,073
O’Reilly Automotive, Inc. (A)	3,507	2,935,955
TJX Cos., Inc.	27,144	1,957,083
Ulta Beauty, Inc. (A)	1,109	465,081

		21,802,345

Technology Hardware, Storage & Peripherals - 4.5%
Apple, Inc.	310,112	47,552,574
Seagate Technology Holdings PLC	39,279	1,950,595

		49,503,169

Textiles, Apparel & Luxury Goods - 0.3%
NIKE, Inc., Class B	33,156	3,072,898

Tobacco - 0.5%
Altria Group, Inc.	55,922	2,587,511
Philip Morris International, Inc.	31,323	2,877,017

		5,464,528

Wireless Telecommunication Services - 0.3%
T-Mobile US, Inc. (A)	24,370	3,693,517

Total Common Stocks (Cost $415,625,098)		663,381,292

	Shares	Value
PREFERRED STOCKS - 0.0% (C)
Banks - 0.0% (C)
Citigroup Capital XIII, 3-Month LIBOR + 6.37%, 10.83% (D)	11,963	$ 328,384

Electric Utilities - 0.0% (C)
SCE Trust III, Series H, Fixed until 03/15/2024, 5.75% (D)	960	18,567

Total Preferred Stocks (Cost $351,477)		346,951

	Principal	Value
ASSET-BACKED SECURITIES - 2.4%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (E)	$172,736	166,252
Accelerated LLC Series 2021-1H, Class A, 1.35%, 10/20/2040 (E)	306,476	277,951
Bavarian Sky UK 5 PLC Series 2014-1A, Class A1A2, 3-Month LIBOR + 1.20%, 5.44% (D), 10/20/2034 (E)	2,200,000	2,089,413
BRE Grand Islander Timeshare Issuer LLC Series 2017-1A, Class A, 2.94%, 05/25/2029 (E)	142,241	136,739
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (E)	112,116	109,543
CIFC Funding Ltd. Series 2013-2A, Class A1L2, 3-Month LIBOR + 1.00%, 5.19% (D), 10/18/2030 (E)	2,490,000	2,438,445
Diamond Resorts Owner Trust Series 2019-1A, Class A, 2.89%, 02/20/2032 (E)	91,902	89,471
GoodLeap Sustainable Home Solutions Trust
Series 2021-4GS, Class A,
1.93%, 07/20/2048 (E)	817,909	640,015
Series 2021-5CS, Class A,
2.31%, 10/20/2048 (E)	948,463	661,820
Series 2022-1GS, Class A,
2.70%, 01/20/2049 (E)	1,247,825	943,086
JG Wentworth XXII LLC Series 2010-3A, Class A, 3.82%, 12/15/2048 (E)	289,153	281,046
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (E)	678,128	589,613
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (E)	49,232	48,295
Longfellow Place CLO Ltd. Series 2013-1A, Class AR3, 3-Month LIBOR + 1.00%, 5.08% (D), 04/15/2029 (E)	344,812	340,926
MVW LLC Series 2021-1WA, Class A, 1.14%, 01/22/2041 (E)	586,963	526,307

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES (continued)
MVW Owner Trust Series 2019-1A, Class A, 2.89%, 11/20/2036 (E)	$ 103,768	$ 97,809
New Residential Advance Receivables Trust
Series 2020-APT1, Class AT1,
1.03%, 12/16/2052 (E)	1,875,000	1,861,468
Series 2020-T1, Class AT1,
1.43%, 08/15/2053 (E)	1,950,000	1,863,365
NRZ Advance Receivables Trust Series 2020-T2, Class AT2, 1.48%, 09/15/2053 (E)	1,899,640	1,810,717
Octagon Investment Partners 33 Ltd. Series 2017-1A, Class A1, 3-Month LIBOR + 1.19%, 5.43% (D), 01/20/2031 (E)	800,000	783,627
Orange Lake Timeshare Trust
Series 2016-A, Class A,
2.61%, 03/08/2029 (E)	216,038	206,665
Series 2018-A, Class A,
3.10%, 11/08/2030 (E)	34,943	33,719
Series 2018-A, Class B,
3.35%, 11/08/2030 (E)	28,590	27,573
Series 2019-A, Class A,
3.06%, 04/09/2038 (E)	245,040	230,957
Palmer Square CLO Ltd. Series 2015-2A, Class A1R2, 3-Month LIBOR + 1.10%, 5.34% (D), 07/20/2030 (E)	1,974,434	1,932,243
Sierra Timeshare Receivables Funding LLC
Series 2020-2A, Class A,
1.33%, 07/20/2037 (E)	235,720	218,681
Series 2021-1A, Class A,
0.99%, 11/20/2037 (E)	758,490	699,245
SPS Servicer Advance Receivables Trust II Series 2020-T1, Class AT1, 1.28%, 11/15/2052 (E)	320,667	320,020
Towd Point Mortgage Trust
Series 2017-1, Class A1,
2.75% (D), 10/25/2056 (E)	123,986	121,658
Series 2017-2, Class A1,
2.75% (D), 04/25/2057 (E)	132,609	130,629
Series 2017-3, Class A1,
2.75% (D), 07/25/2057 (E)	88,797	86,804
Series 2017-4, Class A1,
2.75% (D), 06/25/2057 (E)	472,968	447,058
Series 2017-6, Class A1,
2.75% (D), 10/25/2057 (E)	246,799	235,608
Series 2018-1, Class A1,
3.00% (D), 01/25/2058 (E)	336,651	324,014
Series 2018-3, Class A1,
3.75% (D), 05/25/2058 (E)	695,437	650,454
Series 2018-4, Class A1,
3.00% (D), 06/25/2058 (E)	1,343,993	1,209,797
Series 2019-1, Class A1,
3.70% (D), 03/25/2058 (E)	760,198	698,003
Series 2020-4, Class A1,
1.75%, 10/25/2060 (E)	1,124,590	994,291

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Trafigura Securitisation Finance PLC Series 2021-1A, Class A2, 1.08%, 01/15/2025 (E)	$ 1,300,000	$ 1,158,026
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033 (E)	179,973	178,741
Wellfleet CLO Ltd. Series 2016-2A, Class A1R, 3-Month LIBOR + 1.14%, 5.38% (D), 10/20/2028 (E)	526,661	519,150

Total Asset-Backed Securities (Cost $28,447,409)		26,179,244

CORPORATE DEBT SECURITIES - 13.4%
Aerospace & Defense - 0.2%
Boeing Co.
3.50%, 03/01/2039	1,494,000	977,134
5.15%, 05/01/2030	872,000	806,516
Huntington Ingalls Industries, Inc. 2.04%, 08/16/2028	1,103,000	885,480

		2,669,130

Air Freight & Logistics - 0.1%
GXO Logistics, Inc. 2.65%, 07/15/2031	1,760,000	1,253,822

Airlines - 0.2%
American Airlines Pass-Through Trust 3.20%, 12/15/2029	570,274	475,125
JetBlue Pass-Through Trust Series 2019, Class AA, 2.75%, 11/15/2033	981,962	779,593
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027 (E)	853,375	843,650
United Airlines Pass-Through Trust 3.75%, 03/03/2028	584,833	525,788

		2,624,156

Auto Components - 0.1%
Aptiv PLC / Aptiv Corp. 3.25%, 03/01/2032	554,000	441,475
BorgWarner, Inc. 3.38%, 03/15/2025	572,000	546,121

		987,596

Automobiles - 0.1%
General Motors Co. 6.25%, 10/02/2043	262,000	229,365
Stellantis Finance US, Inc. 6.38%, 09/12/2032 (E)	1,136,000	1,050,962

		1,280,327

Banks - 1.6%
Banco Santander SA 2.75%, 12/03/2030	400,000	276,207
Bank of America Corp.
Fixed until 03/11/2031, 2.65% (D), 03/11/2032	1,067,000	820,111
Fixed until 12/20/2027, 3.42% (D), 12/20/2028	882,000	778,496
Fixed until 04/27/2032, 4.57% (D), 04/27/2033	2,086,000	1,846,878

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Barclays PLC Fixed until 11/02/2025, 7.33% (D), 11/02/2026	$ 1,291,000	$ 1,288,909
Citigroup, Inc. Fixed until 10/27/2027, 3.52% (D), 10/27/2028	2,370,000	2,096,264
Commerzbank AG 8.13%, 09/19/2023 (E)	1,955,000	1,948,100
HSBC Holdings PLC Fixed until 08/11/2027, 5.21% (D), 08/11/2028	1,199,000	1,097,535
Intesa Sanpaolo SpA
Fixed until 06/01/2031, 4.20% (D), 06/01/2032 (E)	277,000	187,355
5.02%, 06/26/2024 (E)	420,000	396,449
JPMorgan Chase & Co.
Fixed until 04/22/2026, 1.58% (D), 04/22/2027	1,512,000	1,300,100
Fixed until 02/01/2027, 3.78% (D), 02/01/2028	507,000	461,308
Fixed until 09/14/2032, 5.72% (D), 09/14/2033	1,870,000	1,742,445
UniCredit SpA Fixed until 06/03/2031, 3.13% (D), 06/03/2032 (E)	1,097,000	772,247
Wells Fargo & Co.
4.10%, 06/03/2026	1,342,000	1,269,008
Fixed until 07/25/2027, 4.81% (D), 07/25/2028	320,000	302,974
Fixed until 06/15/2024 (F), 5.90% (D)	513,000	465,227

		17,049,613

Beverages - 0.2%
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048	888,000	716,302
4.75%, 01/23/2029	421,000	409,242
Constellation Brands, Inc.
3.15%, 08/01/2029	575,000	491,534
3.70%, 12/06/2026	152,000	141,742

		1,758,820

Biotechnology - 0.2%
AbbVie, Inc.
3.20%, 05/14/2026	403,000	375,371
4.05%, 11/21/2039	733,000	588,615
Amgen, Inc. 2.00%, 01/15/2032	870,000	661,215
CSL Finance PLC 4.63%, 04/27/2042 (E)	513,000	431,408
Gilead Sciences, Inc. 4.15%, 03/01/2047	177,000	137,616

		2,194,225

Building Products - 0.3%
Carlisle Cos., Inc.
2.20%, 03/01/2032	784,000	575,923
3.75%, 12/01/2027	610,000	556,400

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Building Products (continued)
Carrier Global Corp. 2.72%, 02/15/2030	$ 539,000	$ 442,830
Owens Corning 7.00%, 12/01/2036	1,196,000	1,207,502

		2,782,655

Capital Markets - 0.9%
Bank of New York Mellon Corp. Fixed until 10/25/2032, 5.83% (D), 10/25/2033	861,000	861,431
Credit Suisse Group AG
Fixed until 09/11/2024, 2.59% (D), 09/11/2025 (E)	772,000	685,406
Fixed until 08/12/2032, 6.54% (D), 08/12/2033 (E)	1,477,000	1,284,598
Deutsche Bank AG
Fixed until 11/26/2024, 3.96% (D), 11/26/2025	427,000	394,027
Fixed until 05/24/2023, 4.30% (D), 05/24/2028	1,270,000	1,161,727
Goldman Sachs Group, Inc.
Fixed until 02/24/2032, 3.10% (D), 02/24/2033	1,936,000	1,510,371
6.75%, 10/01/2037	865,000	862,482
Morgan Stanley
Fixed until 12/10/2025, 0.99% (D), 12/10/2026	410,000	350,711
Fixed until 07/20/2032, 4.89% (D), 07/20/2033	785,000	713,645
5.00%, 11/24/2025	486,000	478,184
Northern Trust Corp. 6.13%, 11/02/2032	1,247,000	1,246,865

		9,549,447

Chemicals - 0.0% (C)
International Flavors & Fragrances, Inc. 2.30%, 11/01/2030 (E)	664,000	498,653

Commercial Services & Supplies - 0.3%
ADT Security Corp. 4.13%, 08/01/2029 (E)	793,000	680,006
Ashtead Capital, Inc. 4.25%, 11/01/2029 (E)	414,000	359,795
ERAC USA Finance LLC
2.70%, 11/01/2023 (E)	186,000	180,526
3.30%, 12/01/2026 (E)	780,000	709,464
3.85%, 11/15/2024 (E)	521,000	502,113
Triton Container International Ltd. / TAL International Container Corp. 3.25%, 03/15/2032	1,038,000	744,205

		3,176,109

Construction & Engineering - 0.0% (C)
Quanta Services, Inc. 2.90%, 10/01/2030	499,000	393,398

Consumer Finance - 0.5%
Ally Financial, Inc. 8.00%, 11/01/2031	1,196,000	1,225,979
BMW US Capital LLC 2.80%, 04/11/2026 (E)	806,000	738,510

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Ford Motor Credit Co. LLC 3.38%, 11/13/2025	$ 1,497,000	$ 1,358,093
General Motors Financial Co., Inc. 5.00%, 04/09/2027	755,000	713,340
Nissan Motor Acceptance Co. LLC 2.45%, 09/15/2028 (E)	849,000	612,089
Volkswagen Group of America Finance LLC 1.63%, 11/24/2027 (E)	644,000	516,144

		5,164,155

Containers & Packaging - 0.1%
Sonoco Products Co. 2.25%, 02/01/2027	665,000	582,039

Diversified Financial Services - 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.85%, 10/29/2041	1,096,000	726,207
4.45%, 04/03/2026	1,120,000	1,034,736
4.50%, 09/15/2023	849,000	833,835
Aviation Capital Group LLC
1.95%, 01/30/2026 (E)	677,000	565,358
5.50%, 12/15/2024 (E)	1,296,000	1,246,582

		4,406,718

Diversified Telecommunication Services - 0.2%
Sprint Capital Corp. 6.88%, 11/15/2028	135,000	139,318
Verizon Communications, Inc.
1.68%, 10/30/2030	976,000	725,977
2.99%, 10/30/2056	1,656,000	948,262

		1,813,557

Electric Utilities - 0.6%
Appalachian Power Co. 3.40%, 06/01/2025	736,000	702,169
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	117,000	113,591
DTE Electric Co. 4.30%, 07/01/2044	1,430,000	1,152,118
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	1,717,000	1,354,329
Duke Energy Progress LLC 3.60%, 09/15/2047	1,237,000	869,687
Entergy Arkansas LLC 3.70%, 06/01/2024	192,000	188,579
Oncor Electric Delivery Co. LLC 5.30%, 06/01/2042	70,000	65,493
Pacific Gas & Electric Co. 2.50%, 02/01/2031	611,000	456,139
PacifiCorp
3.60%, 04/01/2024	833,000	817,079
5.75%, 04/01/2037	117,000	110,981
Public Service Electric & Gas Co. 3.00%, 05/15/2025	424,000	402,534

		6,232,699

Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc. 2.95%, 02/15/2032	621,000	471,756

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electronic Equipment, Instruments & Components (continued)
Keysight Technologies, Inc. 4.60%, 04/06/2027	$ 724,000	$ 693,568
Sensata Technologies BV 4.00%, 04/15/2029 (E)	200,000	168,440
Sensata Technologies, Inc. 4.38%, 02/15/2030 (E)	403,000	346,665

		1,680,429

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (E)	1,207,000	1,095,701
Schlumberger Investment SA 3.65%, 12/01/2023	98,000	96,598

		1,192,299

Equity Real Estate Investment Trusts - 1.1%
American Tower Trust #1 3.65%, 03/23/2028 (E)	508,000	456,751
Broadstone Net Lease LLC 2.60%, 09/15/2031	1,152,000	829,987
Corporate Office Properties LP
2.00%, 01/15/2029	257,000	191,574
2.25%, 03/15/2026	314,000	272,042
Invitation Homes Operating Partnership LP 4.15%, 04/15/2032	513,000	425,886
Office Properties Income Trust 3.45%, 10/15/2031	602,000	368,410
Physicians Realty LP 2.63%, 11/01/2031	951,000	704,663
Realty Income Corp. 5.63%, 10/13/2032	393,000	383,815
SBA Tower Trust
1.63%, 05/15/2051 (E)	2,058,000	1,716,569
1.88%, 07/15/2050 (E)	746,000	652,598
2.84%, 01/15/2050 (E)	2,715,000	2,520,390
3.45%, 03/15/2048 (E)	345,000	341,606
Simon Property Group LP 2.20%, 02/01/2031	717,000	536,592
Ventas Realty LP 3.25%, 10/15/2026	930,000	841,461
VICI Properties LP 4.95%, 02/15/2030	1,256,000	1,135,176
Weyerhaeuser Co. 4.00%, 04/15/2030	1,001,000	874,121

		12,251,641

Food & Staples Retailing - 0.1%
7-Eleven, Inc. 1.80%, 02/10/2031 (E)	1,001,000	738,081
Sysco Corp. 3.30%, 07/15/2026	945,000	873,153

		1,611,234

Food Products - 0.3%
Bunge Ltd. Finance Corp. 2.75%, 05/14/2031	957,000	750,815
Cargill, Inc. 5.13%, 10/11/2032 (E)	527,000	513,411
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc. 3.00%, 02/02/2029 (E)	440,000	356,402

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Pilgrim’s Pride Corp. 3.50%, 03/01/2032 (E)	$ 1,051,000	$ 806,390
Viterra Finance BV 4.90%, 04/21/2027 (E)	878,000	801,978

		3,228,996

Health Care Equipment & Supplies - 0.1%
Alcon Finance Corp. 2.75%, 09/23/2026 (E)	600,000	533,473
Koninklijke Philips NV 5.00%, 03/15/2042	355,000	291,531

		825,004

Health Care Providers & Services - 0.6%
Centene Corp.
3.00%, 10/15/2030	875,000	705,469
3.38%, 02/15/2030	510,000	423,402
Cigna Corp. 2.40%, 03/15/2030	862,000	701,088
CVS Health Corp.
2.70%, 08/21/2040	858,000	552,286
3.75%, 04/01/2030	363,000	320,268
Elevance Health, Inc. 2.25%, 05/15/2030	721,000	578,473
HCA, Inc.
4.13%, 06/15/2029	520,000	458,530
5.25%, 04/15/2025	230,000	225,968
5.50%, 06/15/2047	527,000	438,667
Laboratory Corp. of America Holdings 2.95%, 12/01/2029	532,000	445,520
Molina Healthcare, Inc. 4.38%, 06/15/2028 (E)	362,000	324,663
UnitedHealth Group, Inc.
4.20%, 05/15/2032	1,285,000	1,181,714
6.05%, 02/15/2063	747,000	764,914

		7,120,962

Hotels, Restaurants & Leisure - 0.2%
Expedia Group, Inc.
2.95%, 03/15/2031	57,000	43,214
3.80%, 02/15/2028	685,000	608,889
Hyatt Hotels Corp. 1.80%, 10/01/2024	417,000	388,843
Warnermedia Holdings, Inc. 5.05%, 03/15/2042 (E)	1,176,000	857,898

		1,898,844

Industrial Conglomerates - 0.0% (C)
General Electric Co. 4.13%, 10/09/2042	494,000	381,752

Insurance - 0.6%
Alleghany Corp. 3.25%, 08/15/2051	1,457,000	930,606
Aon Corp. / Aon Global Holdings PLC 5.00%, 09/12/2032	1,133,000	1,063,942
Global Atlantic Finance Co. 3.13%, 06/15/2031 (E)	1,549,000	1,090,029
Muenchener Rueckversicherungs-Gesellschaft AG Fixed until 11/23/2031, 5.88% (D), 05/23/2042 (E)	600,000	571,438

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Ohio National Financial Services, Inc.
6.05%, 01/24/2030 (E)	$ 1,642,000	$ 1,479,816
6.63%, 05/01/2031 (E)	456,000	427,987
Prudential Financial, Inc. Fixed until 07/01/2030, 3.70% (D), 10/01/2050	1,106,000	859,705

		6,423,523

Interactive Media & Services - 0.2%
Baidu, Inc. 4.38%, 05/14/2024	1,990,000	1,955,314
Tencent Holdings Ltd. 3.28%, 04/11/2024 (E)	742,000	717,930

		2,673,244

IT Services - 0.0% (C)
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (E)	763,000	503,857

Machinery - 0.1%
CNH Industrial Capital LLC 5.45%, 10/14/2025	1,009,000	997,491

Media - 0.2%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.80%, 03/01/2050	562,000	396,284
Clear Channel Outdoor Holdings, Inc. 5.13%, 08/15/2027 (E)	827,000	740,330
Comcast Corp. 2.94%, 11/01/2056	372,000	214,404
NBCUniversal Media LLC 4.45%, 01/15/2043	456,000	371,718
Paramount Global 4.20%, 05/19/2032	588,000	470,341

		2,193,077

Metals & Mining - 0.3%
Anglo American Capital PLC 4.50%, 03/15/2028 (E)	1,293,000	1,173,437
Freeport-McMoRan, Inc.
3.88%, 03/15/2023	1,088,000	1,080,477
4.55%, 11/14/2024	481,000	471,552
Glencore Funding LLC 2.63%, 09/23/2031 (E)	837,000	627,104

		3,352,570

Multi-Utilities - 0.1%
Black Hills Corp. 4.25%, 11/30/2023	587,000	581,437
CMS Energy Corp.
3.88%, 03/01/2024	65,000	63,449
4.88%, 03/01/2044	141,000	116,726
Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	158,000	157,876

		919,488

Oil, Gas & Consumable Fuels - 0.9%
Boardwalk Pipelines LP 3.40%, 02/15/2031	390,000	314,215
Chevron USA, Inc. 3.25%, 10/15/2029	654,000	585,852

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Energy Transfer LP
4.90%, 02/01/2024	$ 356,000	$ 352,484
5.15%, 02/01/2043	559,000	428,486
5.95%, 10/01/2043	499,000	421,090
7.60%, 02/01/2024	397,000	402,872
Enterprise Products Operating LLC 4.25%, 02/15/2048	1,656,000	1,222,935
Kinder Morgan Energy Partners LP 4.15%, 02/01/2024	772,000	762,068
Occidental Petroleum Corp. 5.55%, 03/15/2026	1,184,000	1,201,760
Petroleos Mexicanos
6.50%, 01/23/2029 (B)	385,000	311,430
6.84%, 01/23/2030	892,000	711,932
6.88%, 08/04/2026	340,000	314,556
7.69%, 01/23/2050	95,000	61,886
Pioneer Natural Resources Co. 2.15%, 01/15/2031	871,000	673,126
Plains All American Pipeline LP / PAA Finance Corp. 3.55%, 12/15/2029	637,000	530,401
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	573,000	522,259
Shell International Finance BV
2.50%, 09/12/2026	714,000	651,203
3.75%, 09/12/2046	351,000	261,121
Williams Cos., Inc. 5.40%, 03/04/2044	97,000	81,980

		9,811,656

Personal Products - 0.1%
GSK Consumer Healthcare Capital US LLC 3.38%, 03/24/2027	1,230,000	1,112,108

Pharmaceuticals - 0.3%
Astrazeneca Finance LLC 1.20%, 05/28/2026	388,000	338,062
AstraZeneca PLC 4.38%, 08/17/2048	626,000	526,923
Bayer US Finance II LLC 4.38%, 12/15/2028 (E)	716,000	651,601
Bristol-Myers Squibb Co. 1.45%, 11/13/2030	612,000	468,219
Royalty Pharma PLC 2.20%, 09/02/2030	683,000	516,457
Viatris, Inc. 2.30%, 06/22/2027	425,000	349,371

		2,850,633

Professional Services - 0.1%
Equifax, Inc.
2.60%, 12/01/2024	879,000	829,713
5.10%, 12/15/2027	840,000	809,453

		1,639,166

Road & Rail - 0.3%
Avolon Holdings Funding Ltd.
2.88%, 02/15/2025 (E)	969,000	867,541
5.50%, 01/15/2026 (E)	1,240,000	1,138,745

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Road & Rail (continued)
Burlington Northern Santa Fe LLC 4.45%, 01/15/2053	$ 1,215,000	$ 1,012,935

		3,019,221

Semiconductors & Semiconductor Equipment - 0.6%
Advanced Micro Devices, Inc. 3.92%, 06/01/2032	1,238,000	1,102,995
Broadcom, Inc.
1.95%, 02/15/2028 (E)	464,000	377,926
3.50%, 02/15/2041 (E)	610,000	400,759
KLA Corp. 3.30%, 03/01/2050	730,000	488,694
Microchip Technology, Inc. 0.98%, 09/01/2024	684,000	627,565
NXP BV / NXP Funding LLC / NXP USA, Inc.
3.25%, 11/30/2051	401,000	231,028
3.40%, 05/01/2030	656,000	543,961
QUALCOMM, Inc.
3.25%, 05/20/2027	772,000	717,028
3.25%, 05/20/2050 (B)	487,000	333,929
Skyworks Solutions, Inc. 1.80%, 06/01/2026	379,000	323,190
TSMC Global Ltd. 1.38%, 09/28/2030 (E)	1,611,000	1,170,942

		6,318,017

Software - 0.3%
Crowdstrike Holdings, Inc. 3.00%, 02/15/2029 (B)	140,000	118,012
Infor, Inc. 1.75%, 07/15/2025 (E)	945,000	849,379
Oracle Corp. 3.65%, 03/25/2041	601,000	405,725
Take-Two Interactive Software, Inc. 3.55%, 04/14/2025	1,217,000	1,160,478
Workday, Inc. 3.50%, 04/01/2027	944,000	870,511

		3,404,105

Specialty Retail - 0.1%
Lowe’s Cos., Inc. 3.75%, 04/01/2032	836,000	721,129

Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc. 2.65%, 05/11/2050	637,000	396,647
Dell International LLC / EMC Corp. 6.02%, 06/15/2026	797,000	795,356
Seagate HDD Cayman 4.13%, 01/15/2031	1,164,000	880,758
Western Digital Corp. 2.85%, 02/01/2029	1,244,000	961,836

		3,034,597

Tobacco - 0.1%
BAT Capital Corp. 2.26%, 03/25/2028	971,000	769,213

Wireless Telecommunication Services - 0.2%
America Movil SAB de CV 4.38%, 07/16/2042	300,000	234,298

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services (continued)
Sprint Corp. 7.88%, 09/15/2023	$ 640,000	$ 650,668
T-Mobile USA, Inc.
3.50%, 04/15/2031	830,000	702,105
3.88%, 04/15/2030	684,000	603,707

		2,190,778

Total Corporate Debt Securities (Cost $173,793,909)		146,542,153

FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
Brazil - 0.1%
Brazil Government International Bonds 4.25%, 01/07/2025	330,000	321,314

Chile - 0.0% (C)
Chile Government International Bonds 3.50%, 01/25/2050 (B)	400,000	263,454

Colombia - 0.1%
Colombia Government International Bonds
4.00%, 02/26/2024	235,000	225,436
4.50%, 01/28/2026	850,000	763,910

		989,346

Indonesia - 0.1%
Indonesia Government International Bonds
4.75%, 01/08/2026 (E)	1,035,000	1,013,077
5.38%, 10/17/2023 (E)	115,000	115,403

		1,128,480

Mexico - 0.1%
Mexico Government International Bonds 3.75%, 01/11/2028	1,126,000	1,033,371

Panama - 0.0% (C)
Panama Government International Bonds 3.88%, 03/17/2028 (B)	315,000	286,538

Peru - 0.0% (C)
Peru Government International Bonds 7.35%, 07/21/2025	125,000	130,093

Poland - 0.0% (C)
Republic of Poland Government International Bonds 3.00%, 03/17/2023	275,000	272,938

Qatar - 0.0% (C)
Qatar Government International Bonds 3.88%, 04/23/2023 (E)	200,000	199,205

Total Foreign Government Obligations (Cost $5,134,548)		4,624,739

MORTGAGE-BACKED SECURITIES - 2.6%
BB-UBS Trust Series 2012-TFT, Class A, 2.89%, 06/05/2030 (E)	447,196	430,563
BB-UBS Trust, Interest Only STRIPS Series 2012-SHOW, Class XA, 0.60% (D), 11/05/2036 (E)	3,045,000	33,237
BBCMS Trust Series 2015-MSQ, Class B, 3.89%, 09/15/2032 (E)	1,600,000	1,596,246

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
CIM Trust Series 2021-R6, Class A1, 1.43% (D), 07/25/2061 (E)	$ 1,876,699	$ 1,637,029
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	68,151	66,718
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	220,000	214,778
Series 2015-GC27, Class B,
3.77%, 02/10/2048	1,250,000	1,132,531
Citigroup Mortgage Loan Trust, Inc. Series 2018-RP1, Class A1, 3.00% (D), 09/25/2064 (E)	206,086	195,971
COMM Mortgage Trust
Series 2013-CR11, Class AM,
4.72% (D), 08/10/2050	1,310,000	1,287,561
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (E)	88,409	87,284
Series 2013-WWP, Class B,
3.73%, 03/10/2031 (E)	1,150,000	1,147,789
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	2,415,000	2,352,074
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (E)	3,050,000	2,809,313
Commercial Mortgage Pass-Through Certificates Trust Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (E)	829,228	707,995
CSMC Trust
Series 2021-RPL2, Class A1A,
1.11% (D), 01/25/2060 (E)	1,555,131	1,273,425
Series 2021-RPL6, Class A1,
2.00% (D), 10/25/2060 (E)	1,275,445	1,103,331
Fontainebleau Miami Beach Trust Series 2019-FBLU, Class B, 3.45%, 12/10/2036 (E)	1,250,000	1,152,926
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (D), 04/10/2031 (E)	357,329	354,387
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A2, 3.09%, 03/05/2037 (E)	700,000	637,310
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C13, Class B, 4.08% (D), 01/15/2046	950,000	929,367
MetLife Securitization Trust Series 2019-1A, Class A1A, 3.75% (D), 04/25/2058 (E)	73,101	71,047
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (D), 12/25/2052 (E)	86,822	77,145
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (D), 01/25/2054 (E)	45,043	41,398
Series 2014-2A, Class A3,
3.75% (D), 05/25/2054 (E)	106,685	96,922
Series 2014-3A, Class AFX3,
3.75% (D), 11/25/2054 (E)	85,590	78,458

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust (continued)
Series 2015-2A, Class A1,
3.75% (D), 08/25/2055 (E)	$ 188,357	$ 172,449
Series 2016-2A, Class A1,
3.75% (D), 11/26/2035 (E)	126,023	115,929
Series 2016-3A, Class A1B,
3.25% (D), 09/25/2056 (E)	132,856	120,294
Series 2016-4A, Class A1,
3.75% (D), 11/25/2056 (E)	168,656	153,574
Series 2017-1A, Class A1,
4.00% (D), 02/25/2057 (E)	385,145	361,312
Series 2017-2A, Class A3,
4.00% (D), 03/25/2057 (E)	852,523	796,346
Series 2017-3A, Class A1,
4.00% (D), 04/25/2057 (E)	538,642	508,421
Series 2017-4A, Class A1,
4.00% (D), 05/25/2057 (E)	393,379	364,506
Series 2018-1A, Class A1A,
4.00% (D), 12/25/2057 (E)	197,529	185,062
Series 2018-RPL1, Class A1,
3.50% (D), 12/25/2057 (E)	277,519	259,217
Series 2019-4A, Class A1B,
3.50% (D), 12/25/2058 (E)	1,020,172	917,215
Series 2019-5A, Class A1B,
3.50% (D), 08/25/2059 (E)	908,491	849,140
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (E)	1,373,000	1,321,518
Palisades Center Trust Series 2016-PLSD, Class A, 2.71%, 04/13/2033 (E)	950,000	743,945
Towd Point Mortgage Trust Series 2021-1, Class A1, 2.25% (D), 11/25/2061 (E)	2,253,644	1,991,073
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (E)	17,746	17,705

Total Mortgage-Backed Securities (Cost $31,641,681)		28,392,511

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.1%
Federal Home Loan Mortgage Corp.
5.00%, 08/01/2035	108,281	108,424
5.50%, 06/01/2041	46,613	47,804
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1.38%, 06/25/2030	2,547,000	1,974,849
2.81%, 01/25/2025	1,767,887	1,690,276
2.89%, 06/25/2027	366,433	359,502
3.01%, 07/25/2025	2,408,000	2,292,725
3.06% (D), 08/25/2024	1,778,832	1,720,978
3.49%, 01/25/2024	1,298,000	1,274,929
3.53% (D), 07/25/2023	999,610	988,110
Federal National Mortgage Association
12-Month LIBOR + 1.52%, 1.85% (D), 02/01/2043	17,263	16,968
3.33% (D), 10/25/2023	70,915	69,398
3.50%, 07/01/2028 - 11/01/2028	124,090	119,762

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
4.00%, 04/01/2026 - 06/01/2042	$ 35,526	$ 33,488
4.50%, 02/01/2025 - 06/01/2026	34,291	34,059
5.00%, 04/01/2039 - 11/01/2039	568,737	560,658
5.50%, 10/01/2036 - 12/01/2041	427,201	437,324
6.00%, 08/01/2036 - 06/01/2041	588,061	607,667
6.50%, 05/01/2040	52,933	55,172
Government National Mortgage Association, Interest Only STRIPS Series 2012-120, Class IO, 0.65% (D), 02/16/2053	244,508	4,011
Tennessee Valley Authority 5.88%, 04/01/2036	774,000	837,204
Uniform Mortgage-Backed Security
2.00%, TBA (G)	14,840,000	12,296,936
2.50%, TBA (G)	26,839,000	22,305,377
3.00%, TBA (G)	19,095,000	16,383,225
3.50%, TBA (G)	19,002,000	16,861,606
4.00%, TBA (G)	13,738,000	12,501,580
4.50%, TBA (G)	6,895,000	6,468,641

Total U.S. Government Agency Obligations (Cost $103,740,158)		100,050,673

U.S. GOVERNMENT OBLIGATIONS - 9.6%
U.S. Treasury - 8.8%
U.S. Treasury Bonds
1.25%, 05/15/2050	4,107,000	2,104,356
1.88%, 02/15/2051 - 11/15/2051	8,263,000	5,015,993
2.00%, 02/15/2050	1,799,000	1,138,570
2.25%, 08/15/2046 - 02/15/2052	5,391,000	3,610,087
2.38%, 02/15/2042 - 05/15/2051	4,697,000	3,374,565
2.50%, 02/15/2045 - 05/15/2046	7,240,000	5,168,387
2.75%, 08/15/2042 - 11/15/2047	3,376,900	2,546,127
2.88%, 08/15/2045 - 05/15/2049	2,261,600	1,744,878
3.00%, 05/15/2042 - 08/15/2052	2,812,400	2,231,379
3.13%, 02/15/2042 - 05/15/2048	7,261,600	6,007,127
3.63%, 02/15/2044	1,985,000	1,745,792
5.25%, 02/15/2029	1,098,000	1,153,887
U.S. Treasury Notes
0.13%, 05/31/2023	1,898,000	1,849,141
0.25%, 08/31/2025 (B)	2,962,000	2,633,635
0.63%, 05/15/2030 - 08/15/2030	8,926,000	6,908,228
0.88%, 06/30/2026	848,200	747,741
1.13%, 02/15/2031	4,704,000	3,758,239
1.38%, 11/15/2031	3,962,000	3,157,528
1.50%, 08/15/2026 - 02/15/2030	9,389,100	8,230,311
1.63%, 02/15/2026 - 05/15/2031	13,170,600	11,229,720
1.75%, 05/15/2023 (B)	500,000	492,695
1.88%, 02/15/2032	2,441,800	2,028,220
2.25%, 11/15/2025 (B)	856,100	802,560
2.25%, 11/15/2027	3,639,500	3,306,116
2.38%, 01/31/2023	2,133,000	2,123,754
2.50%, 08/15/2023 - 05/31/2024	2,267,000	2,211,541
2.63%, 02/15/2029	653,500	594,991
2.75%, 05/15/2025 - 08/15/2032	624,000	589,792
2.88%, 05/15/2028 - 05/15/2032	9,361,000	8,544,538
3.13%, 11/15/2028	1,189,500	1,117,526
4.13%, 09/30/2027 (B)	550,000	546,820

		96,714,244

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities - 0.8%
U.S. Treasury Inflation-Protected Indexed Bonds
0.25%, 02/15/2050	$ 1,832,832	$ 1,212,945
1.75%, 01/15/2028	1,060,305	1,062,107
2.50%, 01/15/2029	3,608,168	3,772,297
U.S. Treasury Inflation-Protected Indexed Notes 0.13%, 07/15/2030	2,437,409	2,173,816

		8,221,165

Total U.S. Government Obligations (Cost $126,467,357)		104,935,409

COMMERCIAL PAPER - 8.3%
Banks - 2.5%
ABN AMRO Funding USA LLC 3.51% (H), 12/13/2022	3,035,000	3,020,942
Concord Minutemen Capital Co. LLC 3.98% (H), 12/19/2022	1,500,000	1,491,966
Korea Development Bank 3.07% (H), 12/01/2022	4,500,000	4,485,554
Lloyds Bank PLC 4.51% (H), 01/17/2023	5,000,000	4,952,485
Mackinac Funding Co. LLC 3.19% (H), 12/01/2022	4,500,000	4,485,194
Macquarie Bank Ltd. 3.01% (H), 11/21/2022	4,500,000	4,490,361
Swedbank AB 4.47% (H), 01/27/2023	4,800,000	4,748,596

		27,675,098

Diversified Financial Services - 4.9%
Anglesea Funding LLC 3.78% (H), 12/14/2022	3,340,000	3,324,116
Atlantic Asset Securitization LLC 2.96% (H), 11/17/2022	2,500,000	2,495,730
CAFCO LLC 3.02% (H), 11/09/2022	4,500,000	4,496,035
Cancara Asset Securitisation LLC 3.15% (H), 12/02/2022	3,310,000	3,298,858
Chariot Funding LLC 3.98% (H), 01/09/2023	3,250,000	3,223,060
Collateralized Commercial Paper V Co. LLC 4.72% (H), 02/01/2023	4,750,000	4,691,910
Gotham Funding Corp. 2.91% (H), 11/10/2022	3,000,000	2,997,070
Liberty Street Funding LLC
4.30% (H), 01/11/2023	2,100,000	2,081,722
4.83% (H), 02/07/2023	2,100,000	2,072,251
LMA-Americas LLC 2.91% (H), 11/15/2022	2,000,000	1,996,955
Longship Funding LLC 4.43% (H), 01/17/2023	3,412,000	3,379,783
Mont Blanc Capital Corp. 3.41% (H), 11/09/2022	3,100,000	3,097,269
Nieuw Amsterdam Receivables Corp. BV
3.95% (H), 01/05/2023	1,510,000	1,498,517
4.21% (H), 01/23/2023	3,000,000	2,968,276

	Principal	Value
COMMERCIAL PAPER (continued)
Diversified Financial Services (continued)
Sheffield Receivables Co. LLC 3.19% (H), 12/01/2022	$ 4,750,000	$ 4,734,257
Starbird Funding Corp. 2.96% (H), 11/07/2022	2,510,000	2,508,292
Victory Receivables Corp. 2.88% (H), 11/01/2022	5,000,000	4,999,573

		53,863,674

Food Products - 0.5%
Britannia Funding Co. LLC 2.96% (H), 11/08/2022	4,700,000	4,696,321

Software - 0.4%
Manhattan Asset Funding Co. LLC
3.90% (H), 01/05/2023	4,000,000	3,969,552
3.91% (H), 01/03/2023	450,000	446,711

		4,416,263

Total Commercial Paper (Cost $90,691,248)		90,651,356

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.9%
U.S. Treasury Bills
2.51% (H), 11/03/2022 (B)	3,400,000	3,399,595
3.02% (H), 12/08/2022 (B)	4,108,000	4,093,502
3.33% (H), 12/29/2022	2,156,000	2,142,720

Total Short-Term U.S. Government Obligations (Cost $9,639,739)		9,635,817

	Shares	Value
OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (H)	1,601,252	1,601,252

Total Other Investment Company (Cost $1,601,252)		1,601,252

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 1.10% (H), dated 10/31/2022, to be repurchased at $9,267,438 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.30%, due 04/27/2023, and with a value of $9,452,645.	$9,267,155	9,267,155

Total Repurchase Agreement (Cost $9,267,155)		9,267,155

Total Investments (Cost $996,401,031)		1,185,608,552
Net Other Assets (Liabilities) - (8.2)%		(89,699,698)

Net Assets - 100.0%		$1,095,908,854

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	44	12/16/2022	$8,245,269	$8,542,600	$297,331	$—

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	(32)	12/30/2022	$(6,664,682)	$(6,540,250)	$124,432	$—

Total Futures Contracts					$421,763	$—

INVESTMENT VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$663,381,292	$—	$—	$663,381,292
Preferred Stocks	346,951	—	—	346,951
Asset-Backed Securities	—	26,179,244	—	26,179,244
Corporate Debt Securities	—	146,542,153	—	146,542,153
Foreign Government Obligations	—	4,624,739	—	4,624,739
Mortgage-Backed Securities	—	28,392,511	—	28,392,511
U.S. Government Agency Obligations	—	100,050,673	—	100,050,673
U.S. Government Obligations	—	104,935,409	—	104,935,409
Commercial Paper	—	90,651,356	—	90,651,356
Short-Term U.S. Government Obligations	—	9,635,817	—	9,635,817
Other Investment Company	1,601,252	—	—	1,601,252
Repurchase Agreement	—	9,267,155	—	9,267,155

Total Investments	$665,329,495	$520,279,057	$—	$1,185,608,552

Other Financial Instruments
Futures Contracts (J)	$421,763	$—	$—	$421,763

Total Other Financial Instruments	$421,763	$—	$—	$421,763

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $16,443,752, collateralized by cash collateral of $1,601,252 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $15,186,233. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Floating or variable rate securities. The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the total value of 144A securities is $89,145,663, representing 8.1% of the Fund’s net assets.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2022. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(H)	Rates disclosed reflect the yields at October 31, 2022.
(I)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(J)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Short-Term Bond

(unaudited)

MARKET ENVIRONMENT

The macroeconomic story of the fiscal year ended October 31, 2022, was persistently high inflation and the efforts of the U.S. Federal Reserve (“Fed”) to tame it. Despite fears of new shutdowns and further restrictions following the discovery of the COVID-19 omicron variant in November 2021, the Fed was undeterred from formally announcing its plans to accelerate tapering in December and ending its asset purchases in March 2022.

By April 2022, COVID-19 concerns waned in the wake of increasingly persistent inflation, a hawkish Fed, and the Russia-Ukraine war. There was also a brief inversion of the yield curve, signaling that we are firmly in a late-cycle economy and fueling concerns of an impending recession. Rapidly rising inflation and other macro and geopolitical headwinds contributed to exceptional volatility throughout the fiscal year.

Broad underlying price pressures continued to point to hawkishness by the Fed. The Federal Open Market Committee again raised the federal funds rate by 75 basis points at its September meeting, bringing the target range to 3.00% to 3.25%.

Employment reports showed continuing strength in the labor market throughout the fiscal year as payrolls grew, pushing the unemployment rate down. Importantly, the labor force participation rate continued to climb higher mid-year as people moved off the sidelines and re-engaged in the labor market. However, by the close of the fiscal year, the unemployment rate fell while the labor force participation remained approximately flat. In short, the pace of job growth has been slowing as the economy inches toward cooling.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Short-Term Bond (Class I2) returned -5.00%. By comparison, its benchmark, the ICE BofAML U.S. Corporate & Government 1-3 Years Index, returned -4.98%.

STRATEGY REVIEW

For the 12-month period ended October 31, 2022, Transamerica Short-Term Bond underperformed its benchmark, the ICE BofA U.S. Corporate & Government 1-3 Years Index. The largest contributors to Fund performance were excess yield and duration, both from underweight duration and duration positioning across the yield curve. Exposure to widening credit spreads was a detractor over the period.

At an asset class level, out of benchmark exposure to commercial mortgage-backed securities and asset-backed securities, as well as security selection in emerging markets debt contributed positively to relative returns. Detractors included an underweight allocation to government securities, an ex-index allocation to non-agency residential mortgage-backed securities and an overweight allocation to investment grade corporate credit.

The Fed’s pivot to a more hawkish stance in an effort to fight inflation caused the front end of the yield curve to move up from near 0% in late 2021 to levels in October 2022 that haven’t been seen in years. The aggressive Fed actions over this time period lessened the likelihood of achieving a soft landing for the economy, prompting the sub-adviser to reduce portfolio risk slightly throughout the fiscal year. While still maintaining a structural bias to underweight U.S. Treasury securities and overweight spread assets given the sub-adviser’s long-term views on risk-adjusted return potential, the sub-adviser increased allocations to government securities over the fiscal year. Additionally, later in the fiscal year, the sub-adviser trimmed the Fund’s floating rate exposure and redeployed proceeds into defensive fixed-rate instruments with attractive all-in yields given movements in the Treasury yield curve and credit spreads.

From a duration perspective, the sub-adviser increased the Fund’s underweight to the benchmark’s duration over the first half of the fiscal year given expectations of a move higher in rates. Over the latter half of the fiscal year, the sub-adviser slightly reduced the short position due to growing economic headwinds and more attractive yields.

Tyler A. Knight, CFA

Doug Weih, CFA

Brian W. Westhoff, CFA

Norbert King

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2022

Transamerica Short-Term Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	62.4%
Mortgage-Backed Securities	12.3
Asset-Backed Securities	11.6
U.S. Government Obligation	9.8
Repurchase Agreement	2.7
U.S. Government Agency Obligations	1.1
Other Investment Company	0.7
Loan Assignment	0.3
Foreign Government Obligation	0.1
Net Other Assets (Liabilities) ^	(1.0)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	2.17
Duration †	1.65

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	10.9%
AAA	15.4
AA	2.9
A	20.9
BBB	44.7
BB	4.2
B	0.9
CCC and Below	0.1
Not Rated	1.0
Net Other Assets (Liabilities) ^	(1.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2022

Transamerica Short-Term Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(7.68)%	0.26%	1.07%	11/01/2007
Class A (NAV)	(5.35)%	0.76%	1.32%	11/01/2007
Class C (POP)	(6.94)%	0.00%	0.56%	11/01/2007
Class C (NAV)	(6.01)%	0.00%	0.56%	11/01/2007
Class I (NAV)	(4.96)%	0.99%	1.55%	11/30/2009
Class I2 (NAV)	(5.00)%	1.07%	1.64%	11/08/2004
ICE BofAML U.S. Corporate & Government 1-3 Years Index (A)	(4.98)%	0.69%	0.81%
Class R6 (NAV)	(4.99)%	1.11%	1.41%	05/29/2015

(A) The ICE BofAML U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than three years and more than one year.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 2.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Fund may also go down. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significant affect the value of the Fund.

Transamerica Funds	Annual Report 2022

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES - 11.6%
Accelerated LLC
Series 2021-1H, Class A,
1.35%, 10/20/2040 (A)	$2,256,182	$2,046,194
Series 2021-1H, Class B,
1.90%, 10/20/2040 (A)	7,916,309	6,987,163
Series 2021-1H, Class C,
2.35%, 10/20/2040 (A)	3,586,447	3,151,765
Anchorage Capital CLO 11 Ltd. Series 2019-11A, Class AR, 3-Month LIBOR + 1.14%, 5.46% (B), 07/22/2032 (A)	12,300,000	11,888,454
Anchorage Capital CLO 9 Ltd. Series 2016-9A, Class AR2, 3-Month LIBOR + 1.14%, 5.22% (B), 07/15/2032 (A)	10,000,000	9,666,060
Apidos CLO XXXI Series 2019-31A, Class BR, 3-Month LIBOR + 1.55%, 5.63% (B), 04/15/2031 (A)	12,500,000	11,763,187
Aqua Finance Trust Series 2021-A, Class A, 1.54%, 07/17/2046 (A)	7,002,353	6,316,059
BHG Securitization Trust Series 2022-C, Class A, 5.32%, 10/17/2035 (A)	13,386,029	13,265,870
BXG Receivables Note Trust
Series 2017-A, Class A,
2.95%, 10/04/2032 (A)	2,335,851	2,228,251
Series 2020-A, Class A,
1.55%, 02/28/2036 (A)	5,530,673	4,938,824
CF Hippolyta Issuer LLC Series 2020-1, Class B1, 2.28%, 07/15/2060 (A)	5,943,349	5,097,785
CWABS Asset-Backed Certificates Trust Series 2006-17, Class 2A2, 1-Month LIBOR + 0.30%, 3.89% (B), 03/25/2047	2,943,675	2,852,797
Diamond Resorts Owner Trust
Series 2019-1A, Class A,
2.89%, 02/20/2032 (A)	2,297,559	2,236,769
Series 2021-1A, Class B,
2.05%, 11/21/2033 (A)	2,049,490	1,856,092
Series 2021-1A, Class C,
2.70%, 11/21/2033 (A)	1,912,857	1,735,358
Ford Credit Auto Owner Trust
Series 2018-2, Class A,
3.47%, 01/15/2030 (A)	20,000,000	19,744,396
Series 2019-1, Class A,
3.52%, 07/15/2030 (A)	6,500,000	6,321,511
Halcyon Loan Advisors Funding Ltd. Series 2015-1A, Class B1R, 3-Month LIBOR + 1.55%, 5.79% (B), 04/20/2027 (A)	674,596	671,653
Hilton Grand Vacations Trust
Class A, Series 2022-2A,
4.30%, 01/25/2037 (A)	7,639,116	7,276,189
Series 2019-AA, Class A,
2.34%, 07/25/2033 (A)	3,496,799	3,260,137
Series 2020-AA, Class A,
2.74%, 02/25/2039 (A)	3,151,411	2,941,888

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Honda Auto Receivables Owner Trust Class A2, Series 2022-2, 3.81%, 03/18/2025	$ 6,475,000	$ 6,403,305
Hyundai Auto Receivables Trust Series 2021-B, Class A3, 0.38%, 01/15/2026	20,000,000	19,003,342
Marathon Static CLO Ltd. Series 2022- 18A, Class A1, 3-Month Term SOFR + 2.22%, 5.07% (B), 07/20/2030 (A)	7,000,000	6,955,459
Mill City Mortgage Loan Trust Series 2017-3, Class A1, 2.75% (B), 01/25/2061 (A)	2,851,965	2,796,693
MVW LLC
Series 2019-2A, Class B,
2.44%, 10/20/2038 (A)	2,768,797	2,583,273
Series 2020-1A, Class A,
1.74%, 10/20/2037 (A)	3,278,599	2,859,803
Series 2021-1WA, Class B,
1.44%, 01/22/2041 (A)	4,035,372	3,654,742
MVW Owner Trust Series 2019-1A, Class A, 2.89%, 11/20/2036 (A)	3,369,099	3,175,610
New Residential Advance Receivables Trust
Series 2020-APT1, Class AT1,
1.03%, 12/16/2052 (A)	20,000,000	19,855,658
Series 2020-T1, Class AT1,
1.43%, 08/15/2053 (A)	19,567,000	18,697,675
Series 2020-T1, Class CT1,
2.27%, 08/15/2053 (A)	1,780,000	1,692,903
NRZ Advance Receivables Trust Series 2020-T2, Class AT2, 1.48%, 09/15/2053 (A)	15,000,000	14,297,841
Orange Lake Timeshare Trust
Series 2016-A, Class A,
2.61%, 03/08/2029 (A)	1,977,717	1,891,917
Series 2018-A, Class C,
3.74%, 11/08/2030 (A)	1,429,456	1,374,472
Series 2019-A, Class C,
3.61%, 04/09/2038 (A)	2,838,868	2,657,842
PennantPark CLO III Ltd. Series 2021-3A, Class A1, 3-Month LIBOR + 1.62%, 5.94% (B), 10/22/2032 (A)	15,000,000	14,201,370
Santander Drive Auto Receivables Trust Class A2, Series 2022-5, 3.98%, 01/15/2025	7,000,000	6,951,694
Sierra Timeshare Receivables Funding LLC
Class A,Series 2022-3A,
5.83%, 07/20/2039 (A)	15,000,000	14,925,847
Series 2018-3A, Class A,
3.69%, 09/20/2035 (A)	1,185,501	1,165,618
Series 2018-3A, Class D,
5.20%, 09/20/2035 (A)	1,158,827	1,126,661
Series 2020-2A, Class A,
1.33%, 07/20/2037 (A)	2,693,944	2,499,217

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Sierra Timeshare Receivables Funding LLC (continued)
Series 2020-2A, Class C,
3.51%, 07/20/2037 (A)	$ 2,357,201	$ 2,215,121
Series 2021-1A, Class B,
1.34%, 11/20/2037 (A)	5,657,247	5,205,186
SPS Servicer Advance Receivables Trust II Series 2020-T1, Class AT1, 1.28%, 11/15/2052 (A)	4,366,667	4,357,866
TICP CLO III-2 Ltd. Series 2018-3R, Class B, 3-Month LIBOR + 1.35%, 5.59% (B), 04/20/2028 (A)	10,000,000	9,760,110
Towd Point Mortgage Trust
Series 2016-5, Class A1,
2.50% (B), 10/25/2056 (A)	1,170,823	1,153,252
Series 2017-2, Class A1,
2.75% (B), 04/25/2057 (A)	799,315	787,381
Series 2017-3, Class A1,
2.75% (B), 07/25/2057 (A)	2,148,105	2,099,885
Series 2017-4, Class A1,
2.75% (B), 06/25/2057 (A)	3,451,539	3,262,460
Series 2017-6, Class A1,
2.75% (B), 10/25/2057 (A)	5,745,519	5,484,972
Series 2018-1, Class A1,
3.00% (B), 01/25/2058 (A)	3,175,745	3,056,537
Series 2018-2, Class A1,
3.25% (B), 03/25/2058 (A)	8,978,341	8,566,891
Series 2018-3, Class A1,
3.75% (B), 05/25/2058 (A)	3,718,914	3,478,363
Series 2018-4, Class A1,
3.00% (B), 06/25/2058 (A)	7,943,154	7,150,042
Series 2020-4, Class A1,
1.75%, 10/25/2060 (A)	10,615,541	9,385,587
Toyota Auto Receivables Owner Trust Class A2A, Series 2022-C, 3.83%, 08/15/2025	12,251,000	12,095,681
Trafigura Securitisation Finance PLC Series 2021-1A, Class A2, 1.08%, 01/15/2025 (A)	7,270,000	6,476,036
VSE VOI Mortgage LLC Series 2017-A, Class A, 2.33%, 03/20/2035 (A)	5,253,714	4,988,141
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033 (A)	1,447,607	1,437,702
Wellfleet CLO Ltd.
Series 2015-1A, Class BR4,
3-Month LIBOR + 1.55%, 5.79% (B), 07/20/2029 (A)	10,000,000	9,595,040
Series 2016-1A, Class BR,
3-Month LIBOR + 1.50%, 5.74% (B), 04/20/2028 (A)	15,000,000	14,533,770
Series 2017-2A, Class A2R,
3-Month LIBOR + 1.62%, 5.86% (B), 10/20/2029 (A)	15,000,000	14,249,490

Total Asset-Backed Securities (Cost $423,553,792)		404,356,857

	Principal	Value
CORPORATE DEBT SECURITIES - 62.4%
Aerospace & Defense - 1.2%
Boeing Co.
1.43%, 02/04/2024	$ 6,940,000	$ 6,585,631
1.95%, 02/01/2024	8,089,000	7,712,489
4.51%, 05/01/2023	9,000,000	8,963,257
Huntington Ingalls Industries, Inc. 0.67%, 08/16/2023	9,907,000	9,532,109
L3 Harris Technologies, Inc. 3.85%, 06/15/2023	9,968,000	9,879,436

		42,672,922

Air Freight & Logistics - 0.6%
GXO Logistics, Inc. 1.65%, 07/15/2026	26,130,000	21,684,654

Airlines - 0.7%
Delta Air Lines Pass-Through Trust 3.20%, 10/25/2025	5,043,000	4,834,731
Delta Air Lines, Inc. 3.80%, 04/19/2023 (C)	2,184,000	2,161,144
Southwest Airlines Co. 5.25%, 05/04/2025	13,145,000	13,065,412
US Airways Pass-Through Trust 3.95%, 05/15/2027	3,643,350	3,222,549

		23,283,836

Auto Components - 0.8%
Aptiv PLC / Aptiv Corp. 2.40%, 02/18/2025	6,979,000	6,500,532
BorgWarner, Inc. 5.00%, 10/01/2025 (A)	20,550,000	20,003,645

		26,504,177

Automobiles - 0.4%
Stellantis Finance US, Inc. 5.63%, 01/12/2028 (A) (C)	15,076,000	14,231,502

Banks - 12.9%
Banco Santander SA
3.85%, 04/12/2023	4,600,000	4,558,332
Fixed until 03/24/2027, 4.18% (B), 03/24/2028	7,000,000	6,168,729
5.15%, 08/18/2025	15,000,000	14,411,189
Bank of America Corp.
Fixed until 12/20/2022, 3.00% (B), 12/20/2023	13,976,000	13,925,405
Fixed until 03/05/2023, 3.55% (B), 03/05/2024	19,940,000	19,773,861
Banque Federative du Credit Mutuel SA 0.65%, 02/27/2024 (A)	8,117,000	7,610,019
Barclays PLC Fixed until 11/02/2025, 1.00%, 11/02/2026	17,198,000	17,170,142
BNP Paribas SA Fixed until 06/09/2025, 2.22% (B), 06/09/2026 (A)	11,788,000	10,537,342
BPCE SA 5.15%, 07/21/2024 (A)	15,364,000	14,811,307
Canadian Imperial Bank of Commerce 0.45%, 06/22/2023	10,895,000	10,569,902
Citigroup, Inc. 3-Month LIBOR + 1.02%, 4.11% (B), 06/01/2024	14,675,000	14,642,509

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Commerzbank AG 8.13%, 09/19/2023 (A)	$ 8,000,000	$ 7,971,763
Cooperatieve Rabobank UA
2.63%, 07/22/2024 (A) (C)	8,117,000	7,729,386
3.88%, 08/22/2024	21,000,000	20,490,054
Credit Agricole SA 4.38%, 03/17/2025 (A)	7,474,000	6,997,846
Danske Bank AS
Fixed until 09/10/2024, 0.98% (B), 09/10/2025 (A)	8,929,000	8,009,393
1.23%, 06/22/2024 (A)	10,675,000	9,828,787
Fifth Third Bancorp 3.65%, 01/25/2024	10,000,000	9,762,552
First-Citizens Bank & Trust Co. Fixed until 09/27/2024, 2.97% (B), 09/27/2025	5,623,000	5,307,907
HSBC Holdings PLC
Fixed until 08/17/2023, 0.73% (B), 08/17/2024	11,000,000	10,429,269
3-Month LIBOR + 1.00%, 3.96% (B), 05/18/2024	10,000,000	9,852,219
Fixed until 08/11/2027, 5.21% (B), 08/11/2028	10,000,000	9,153,750
Fixed until 11/03/2025, 7.34% (B), 11/03/2026	10,000,000	10,023,874
Intesa Sanpaolo SpA
3.25%, 09/23/2024 (A)	8,929,000	8,332,720
3.38%, 01/12/2023 (A)	5,000,000	4,973,085
JPMorgan Chase & Co.
Fixed until 04/22/2025, 2.08% (B), 04/22/2026	16,588,000	15,098,424
Fixed until 07/23/2023, 3.80% (B), 07/23/2024	7,853,000	7,740,094
7.75%, 07/15/2025	5,982,000	6,373,317
Lloyds Banking Group PLC
Fixed until 05/11/2023, 0.70% (B), 05/11/2024	10,000,000	9,696,431
4.50%, 11/04/2024	8,718,000	8,380,579
Nordea Bank Abp 1.00%, 06/09/2023 (A)	8,797,000	8,567,093
PNC Bank NA 3.88%, 04/10/2025	11,750,000	11,283,429
Santander UK Group Holdings PLC 4.75%, 09/15/2025 (A)	1,913,000	1,778,146
Santander UK PLC 5.00%, 11/07/2023 (A)	8,117,000	8,008,232
Skandinaviska Enskilda Banken AB 0.65%, 09/09/2024 (A)	22,000,000	20,138,096
Standard Chartered PLC Fixed until 11/23/2024, 1.82% (B), 11/23/2025 (A)	5,500,000	4,915,578
Swedbank AB 5.34%, 09/20/2027 (A)	21,078,000	20,052,922
UniCredit SpA Fixed until 09/22/2025, 2.57% (B), 09/22/2026 (A)	7,212,000	6,181,992
US Bancorp Fixed until 10/21/2025, 5.73%, 10/21/2026	19,865,000	19,916,010

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Wells Fargo & Co.
Fixed until 10/30/2024, 2.41% (B), 10/30/2025	$ 32,619,000	$ 30,372,429
Fixed until 03/24/2027, 3.53% (B), 03/24/2028	5,989,000	5,391,938

		446,936,052

Beverages - 1.1%
Constellation Brands, Inc. 3.60%, 05/09/2024	20,957,000	20,500,306
Keurig Dr. Pepper, Inc.
0.75%, 03/15/2024	15,849,000	14,925,232
4.42%, 05/25/2025	1,360,000	1,339,255

		36,764,793

Biotechnology - 0.8%
AbbVie, Inc. 3.80%, 03/15/2025	21,046,000	20,295,120
Gilead Sciences, Inc. 0.75%, 09/29/2023	8,908,000	8,574,339

		28,869,459

Building Products - 0.8%
Carlisle Cos., Inc. 0.55%, 09/01/2023	6,980,000	6,717,887
Owens Corning 4.20%, 12/01/2024	21,046,000	20,405,762

		27,123,649

Capital Markets - 5.1%
Bank of New York Mellon Corp. Fixed until 06/13/2024, 3.43% (B), 06/13/2025	20,000,000	19,396,701
Credit Suisse AG
3-Month SOFR Index + 0.39%, 3.45% (B), 02/02/2024	16,749,000	16,079,040
4.75%, 08/09/2024	10,000,000	9,496,091
6.50%, 08/08/2023 (A)	4,434,000	4,283,111
Deutsche Bank AG
Fixed until 09/18/2023, 2.22% (B), 09/18/2024	14,000,000	13,262,355
Fixed until 05/24/2023, 4.30% (B), 05/24/2028	11,279,000	10,317,415
Goldman Sachs Group, Inc.
Fixed until 03/08/2023, 0.67% (B), 03/08/2024	14,955,000	14,656,828
3-Month SOFR + 0.58%, 3.49% (B), 03/08/2024	16,824,000	16,616,665
Macquarie Group Ltd. Fixed until 01/12/2026, 1.34% (B), 01/12/2027 (A)	12,137,000	10,292,299
Morgan Stanley
Fixed until 07/22/2024, 2.72% (B), 07/22/2025	4,043,000	3,814,997
Fixed until 04/17/2024, 3.62% (B), 04/17/2025	13,958,000	13,484,966
Fixed until 07/17/2025, 4.68% (B), 07/17/2026	20,000,000	19,408,566
Nomura Holdings, Inc. 5.10%, 07/03/2025	21,582,000	21,120,167

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
UBS Group AG Fixed until 05/12/2025, 4.49% (B), 05/12/2026 (A)	$ 6,800,000	$ 6,454,236

		178,683,437

Chemicals - 1.1%
DuPont de Nemours, Inc. 4.21%, 11/15/2023	20,112,000	19,893,390
LYB International Finance III LLC 1.25%, 10/01/2025	3,968,000	3,473,522
Syngenta Finance NV 4.44%, 04/24/2023 (A)	10,000,000	9,917,950
Westlake Corp. 0.88%, 08/15/2024	3,953,000	3,666,370

		36,951,232

Commercial Services & Supplies - 0.8%
Ashtead Capital, Inc. 1.50%, 08/12/2026 (A)	7,199,000	5,970,716
Triton Container International Ltd. 0.80%, 08/01/2023 (A)	21,712,000	20,788,194

		26,758,910

Construction Materials - 0.8%
CRH America, Inc. 3.88%, 05/18/2025 (A)	8,117,000	7,732,296
Martin Marietta Materials, Inc. 0.65%, 07/15/2023	19,809,000	19,161,308

		26,893,604

Consumer Finance - 4.3%
Ally Financial, Inc. 5.75%, 11/20/2025 (C)	16,948,000	16,390,384
American Honda Finance Corp. 0.88%, 07/07/2023	11,959,000	11,618,933
Capital One Financial Corp. Fixed until 05/09/2024, 4.17% (B), 05/09/2025	20,936,000	20,115,622
Ford Motor Credit Co. LLC
2.70%, 08/10/2026	2,006,000	1,745,220
3.37%, 11/17/2023	5,000,000	4,830,889
3.38%, 11/13/2025	7,233,000	6,561,850
General Motors Financial Co., Inc.
2.75%, 06/20/2025	8,094,000	7,434,947
3-Month SOFR + 0.76%, 3.67% (B), 03/08/2024	14,954,000	14,691,297
Hyundai Capital America 0.80%, 04/03/2023 - 01/08/2024 (A)	24,933,000	24,070,764
Mercedes-Benz Finance North America LLC 0.75%, 03/01/2024 (A)	13,548,000	12,757,660
Nissan Motor Acceptance Co. LLC 1.13%, 09/16/2024 (A)	12,140,000	10,831,468
Volkswagen Group of America Finance LLC 3.95%, 06/06/2025 (A)	20,000,000	19,116,106

		150,165,140

Containers & Packaging - 1.0%
Avery Dennison Corp. 0.85%, 08/15/2024	12,139,000	11,220,843

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Containers & Packaging (continued)
Berry Global, Inc.
0.95%, 02/15/2024	$ 4,469,000	$ 4,202,111
1.57%, 01/15/2026	4,046,000	3,506,079
4.88%, 07/15/2026 (A)	8,091,000	7,601,495
Sonoco Products Co. 1.80%, 02/01/2025	8,699,000	8,029,030

		34,559,558

Diversified Consumer Services - 0.5%
Nationwide Building Society
Fixed until 03/08/2023, 3.77% (B), 03/08/2024 (A)	6,821,000	6,749,513
3-Month SOFR + 1.29%, 4.00% (B), 02/16/2028 (A)	10,054,000	9,386,376

		16,135,889

Diversified Financial Services - 1.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
1.65%, 10/29/2024	12,048,000	10,932,187
3.30%, 01/23/2023	6,030,000	5,994,825
AIG Global Funding 0.65%, 06/17/2024 (A)	8,902,000	8,260,077
Aviation Capital Group LLC
1.95%, 01/30/2026 (A)	1,813,000	1,514,024
4.38%, 01/30/2024 (A)	6,424,000	6,191,130
5.50%, 12/15/2024 (A)	8,793,000	8,457,709
Element Fleet Management Corp.
1.60%, 04/06/2024 (A) (C)	12,043,000	11,327,819
3.85%, 06/15/2025 (A)	7,068,000	6,660,913
Jackson Financial, Inc. 1.13%, 11/22/2023	8,360,000	7,966,457

		67,305,141

Diversified Telecommunication Services - 0.2%
AT&T, Inc. 3-Month SOFR Index + 0.64%, 3.69% (B), 03/25/2024	6,928,000	6,886,144

Electric Utilities - 3.3%
American Electric Power Co., Inc. 0.75%, 11/01/2023	9,842,000	9,389,623
Enel Finance International NV 2.65%, 09/10/2024 (A)	14,611,000	13,647,731
Entergy Louisiana LLC 0.95%, 10/01/2024	14,957,000	13,788,678
Evergy, Inc. 2.45%, 09/15/2024	9,388,000	8,845,467
Eversource Energy 4.20%, 06/27/2024	21,308,000	20,960,639
Georgia Power Co. 2.10%, 07/30/2023 (C)	7,441,000	7,275,885
Metropolitan Edison Co. 3.50%, 03/15/2023 (A)	12,044,000	11,957,440
NextEra Energy Capital Holdings, Inc. 3-Month SOFR Index + 0.54%, 3.39% (B), 03/01/2023	9,635,000	9,622,162
Oncor Electric Delivery Co. LLC 2.75%, 06/01/2024	10,771,000	10,377,161
Southern Co. 0.60%, 02/26/2024	9,968,000	9,384,011

		115,248,797

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts - 1.6%
American Tower Corp. 3.00%, 06/15/2023	$ 17,032,000	$ 16,789,671
HAT Holdings I LLC / HAT Holdings II LLC 3.38%, 06/15/2026 (A)	11,215,000	9,164,225
National Retail Properties, Inc. 3.60%, 12/15/2026	7,606,000	6,960,611
Office Properties Income Trust 2.65%, 06/15/2026	8,092,000	5,899,016
Simon Property Group LP 3-Month SOFR Index + 0.43%, 3.49% (B), 01/11/2024	9,776,000	9,690,095
Ventas Realty LP 3.25%, 10/15/2026	8,903,000	8,055,410

		56,559,028

Food & Staples Retailing - 0.1%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP 3.50%, 02/15/2023 (A)	3,984,000	3,954,120

Food Products - 0.5%
Bunge Ltd. Finance Corp. 1.63%, 08/17/2025	2,917,000	2,609,944
Cargill, Inc. 4.88%, 10/10/2025 (A)	14,928,000	14,796,284

		17,406,228

Health Care Equipment & Supplies - 0.2%
Stryker Corp. 0.60%, 12/01/2023	8,974,000	8,545,991

Health Care Providers & Services - 1.1%
Cigna Corp. 0.61%, 03/15/2024	4,941,000	4,648,596
CVS Health Corp. 2.63%, 08/15/2024	4,979,000	4,764,377
HCA, Inc. 5.00%, 03/15/2024	12,128,000	12,021,509
Humana, Inc. 0.65%, 08/03/2023	10,700,000	10,336,932
Laboratory Corp. of America Holdings 2.30%, 12/01/2024	8,084,000	7,588,234

		39,359,648

Hotels, Restaurants & Leisure - 1.7%
GLP Capital LP / GLP Financing II, Inc. 3.35%, 09/01/2024	3,636,000	3,406,344
Hyatt Hotels Corp.
1.30%, 10/01/2023	5,666,000	5,442,635
1.80%, 10/01/2024	12,708,000	11,849,910
Las Vegas Sands Corp. 3.20%, 08/08/2024	7,276,000	6,902,577
Warnermedia Holdings, Inc.
3.43%, 03/15/2024 (A)	21,892,000	21,110,645
3.53%, 03/15/2024 (A)	9,554,000	9,226,719

		57,938,830

Household Durables - 0.5%
Lennar Corp. 5.88%, 11/15/2024	17,738,000	17,773,634

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance - 3.6%
Allied World Assurance Co. Holdings Ltd. 4.35%, 10/29/2025	$ 14,369,000	$ 13,612,877
Athene Global Funding 0.95%, 01/08/2024 (A)	10,562,000	9,971,373
Brighthouse Financial Global Funding 1.00%, 04/12/2024 (A)	12,138,000	11,358,498
Brown & Brown, Inc. 4.20%, 09/15/2024	9,820,000	9,557,126
Corebridge Financial, Inc. 3.50%, 04/04/2025 (A)	21,248,000	20,018,170
Five Corners Funding Trust 4.42%, 11/15/2023 (A)	7,131,000	7,045,761
GA Global Funding Trust 0.80%, 09/13/2024 (A)	18,547,000	16,734,192
Marsh & McLennan Cos., Inc. 3.88%, 03/15/2024	8,778,000	8,619,263
Met Tower Global Funding 3.70%, 06/13/2025 (A)	21,000,000	20,156,362
Security Benefit Global Funding 1.25%, 05/17/2024 (A)	8,092,000	7,520,327

		124,593,949

IT Services - 0.7%
DXC Technology Co. 1.80%, 09/15/2026	5,398,000	4,635,424
Fidelity National Information Services, Inc. 0.38%, 03/01/2023	8,789,000	8,652,055
Fiserv, Inc. 2.75%, 07/01/2024	10,943,000	10,457,164

		23,744,643

Leisure Products - 0.3%
Brunswick Corp. 0.85%, 08/18/2024	12,062,000	11,033,183

Machinery - 0.6%
Caterpillar Financial Services Corp. 3.65%, 08/12/2025	20,875,000	20,230,890

Media - 0.9%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.91%, 07/23/2025	12,133,000	11,782,869
Discovery Communications LLC 2.95%, 03/20/2023	6,297,000	6,242,107
DISH DBS Corp. 5.00%, 03/15/2023 (C)	10,484,000	10,353,999
Paramount Global 4.75%, 05/15/2025	1,609,000	1,570,787

		29,949,762

Metals & Mining - 0.7%
Constellium SE 5.88%, 02/15/2026 (A)	10,457,000	9,735,049
Freeport-McMoRan, Inc.
3.88%, 03/15/2023	12,178,000	12,093,800
4.55%, 11/14/2024	4,114,000	4,033,188

		25,862,037

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Mortgage Real Estate Investment Trusts - 0.1%
Starwood Property Trust, Inc. 3.75%, 12/31/2024 (A)	$ 3,490,000	$ 3,262,557

Multi-Utilities - 1.2%
Black Hills Corp.
1.04%, 08/23/2024	7,262,000	6,701,938
4.25%, 11/30/2023	9,898,000	9,804,189
Dominion Energy, Inc. 2.45%, 01/15/2023 (A)	7,820,000	7,774,562
DTE Energy Co. 2.53% (D), 10/01/2024	8,174,000	7,738,797
NiSource, Inc. 0.95%, 08/15/2025	12,136,000	10,736,142

		42,755,628

Oil, Gas & Consumable Fuels - 3.5%
Cheniere Corpus Christi Holdings LLC 7.00%, 06/30/2024	10,018,000	10,138,752
DCP Midstream Operating LP 5.38%, 07/15/2025	16,350,000	15,988,256
Energy Transfer LP 4.20%, 09/15/2023	4,042,000	3,990,217
Eni SpA 4.00%, 09/12/2023 (A)	8,629,000	8,472,273
EQT Corp. 5.68%, 10/01/2025	15,456,000	15,293,433
Kinder Morgan Energy Partners LP 4.30%, 05/01/2024	13,267,000	13,021,196
MPLX LP 4.88%, 12/01/2024	4,595,000	4,512,266
Phillips 66 3.85%, 04/09/2025	8,940,000	8,644,004
Plains All American Pipeline LP / PAA Finance Corp.
3.60%, 11/01/2024	1,274,000	1,219,123
3.85%, 10/15/2023	6,324,000	6,215,078
4.65%, 10/15/2025	4,851,000	4,686,961
SA Global Sukuk Ltd. 0.95%, 06/17/2024 (A)	3,000,000	2,789,640
Sabine Pass Liquefaction LLC 5.63%, 04/15/2023	13,824,000	13,826,552
Saudi Arabian Oil Co. 1.25%, 11/24/2023 (A)	1,737,000	1,667,558
Williams Cos., Inc. 4.55%, 06/24/2024	10,001,000	9,831,273

		120,296,582

Personal Products - 0.5%
GSK Consumer Healthcare Capital UK PLC 3.13%, 03/24/2025	19,440,000	18,301,998

Pharmaceuticals - 1.1%
Bayer US Finance II LLC 3.88%, 12/15/2023 (A)	8,117,000	7,958,238
Royalty Pharma PLC 0.75%, 09/02/2023	22,105,000	21,207,323
Takeda Pharmaceutical Co. Ltd. 4.40%, 11/26/2023	5,005,000	4,952,819
Viatris, Inc. 1.65%, 06/22/2025	4,045,000	3,609,711

		37,728,091

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Professional Services - 0.4%
Equifax, Inc.
2.60%, 12/01/2024	$ 6,652,000	$ 6,279,014
5.10%, 12/15/2027	8,744,000	8,426,017

		14,705,031

Road & Rail - 0.5%
Avolon Holdings Funding Ltd. 5.50%, 01/15/2023 (A)	6,127,000	6,104,694
Canadian Pacific Railway Co. 1.35%, 12/02/2024	10,978,000	10,128,413

		16,233,107

Semiconductors & Semiconductor Equipment - 0.7%
Microchip Technology, Inc.
0.97%, 02/15/2024	8,902,000	8,373,311
0.98%, 09/01/2024	8,324,000	7,637,205
Skyworks Solutions, Inc. 0.90%, 06/01/2023	6,931,000	6,732,816

		22,743,332

Software - 1.1%
Infor, Inc.
1.45%, 07/15/2023 (A)	11,692,000	11,271,071
1.75%, 07/15/2025 (A)	7,984,000	7,176,132
Take-Two Interactive Software, Inc. 3.30%, 03/28/2024	14,954,000	14,514,869
VMware, Inc. 0.60%, 08/15/2023	6,978,000	6,718,754

		39,680,826

Technology Hardware, Storage & Peripherals - 0.4%
Hewlett Packard Enterprise Co.
1.45%, 04/01/2024	9,113,000	8,621,377
4.45%, 10/02/2023	4,984,000	4,930,198

		13,551,575

Tobacco - 0.4%
BAT Capital Corp. 3.22%, 08/15/2024	5,327,000	5,090,070
BAT International Finance PLC 1.67%, 03/25/2026	12,133,000	10,416,098

		15,506,168

Trading Companies & Distributors - 0.4%
Air Lease Corp. 2.25%, 01/15/2023	15,548,000	15,441,870

Transportation Infrastructure - 0.2%
Penske Truck Leasing Co. LP / PTL Finance Corp. 3.45%, 07/01/2024 (A)	6,466,000	6,205,144

Wireless Telecommunication Services - 1.1%
Rogers Communications, Inc. 2.95%, 03/15/2025 (A)	18,227,000	17,179,436
Sprint Corp. 7.88%, 09/15/2023	2,975,000	3,024,589
T-Mobile USA, Inc. 2.25%, 02/15/2026	18,779,000	16,901,663

		37,105,688

Total Corporate Debt Securities (Cost $2,286,536,812)		2,168,128,436

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
FOREIGN GOVERNMENT OBLIGATION - 0.1%
Qatar - 0.1%
Qatar Government International Bonds 3.88%, 04/23/2023 (A)	$ 2,175,000	$ 2,166,352

Total Foreign Government Obligation (Cost $2,173,469)		2,166,352

LOAN ASSIGNMENT - 0.3%
Commercial Services & Supplies - 0.3%
Spin Holdco, Inc. Term Loan, 3-Month LIBOR + 4.00%, 7.14% (B), 03/04/2028	9,825,000	8,638,631

Total Loan Assignment (Cost $9,768,473)		8,638,631

MORTGAGE-BACKED SECURITIES - 12.3%
20 Times Square Trust
Series 2018-20TS, Class B,
3.10% (B), 05/15/2035 (A)	3,000,000	2,853,278
Series 2018-20TS, Class C,
3.10% (B), 05/15/2035 (A)	10,900,000	10,135,641
280 Park Avenue Mortgage Trust Series 2017-280P, Class C, 1-Month LIBOR + 1.25%, 4.55% (B), 09/15/2034 (A)	16,000,000	15,118,613
AOA Mortgage Trust Series 2021-1177, Class C, 1-Month LIBOR + 1.42%, 4.84% (B), 10/15/2038 (A)	9,300,000	8,597,467
Ashford Hospitality Trust Series 2018-ASHF, Class C, 1-Month LIBOR + 1.40%, 4.81% (B), 04/15/2035 (A)	18,800,000	17,388,829
Austin Fairmont Hotel Trust Series 2019-FAIR, Class D, 1-Month LIBOR + 1.80%, 5.21% (B), 09/15/2032 (A)	5,000,000	4,722,071
BBCMS Mortgage Trust
Series 2017-DELC, Class C,
1-Month LIBOR + 1.33%, 4.74% (B), 08/15/2036 (A)	5,300,000	5,074,385
Series 2017-DELC, Class D,
1-Month LIBOR + 1.83%, 5.24% (B), 08/15/2036 (A)	15,254,000	14,528,270
Series 2017-DELC, Class E,
1-Month LIBOR + 2.63%, 6.04% (B), 08/15/2036 (A)	5,000,000	4,712,050
Series 2018-TALL, Class C,
1-Month LIBOR + 1.12%, 4.53% (B), 03/15/2037 (A)	11,015,000	9,940,270
Series 2018-TALL, Class E,
1-Month LIBOR + 2.44%, 5.85% (B), 03/15/2037 (A)	15,000,000	12,486,880
BX Commercial Mortgage Trust
Series 2019-XL, Class D,
1-Month LIBOR + 1.45%, 4.86% (B), 10/15/2036 (A)	10,200,000	9,765,852

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BX Commercial Mortgage Trust (continued)
Series 2020-VKNG, Class C,
1-Month LIBOR + 1.40%, 4.81% (B), 10/15/2037 (A)	$ 4,130,000	$ 3,918,539
Series 2021-VOLT, Class C,
1-Month LIBOR + 1.10%, 4.51% (B), 09/15/2036 (A)	11,700,000	10,792,323
BX Trust
Series 2021-ARIA, Class C,
1-Month LIBOR + 1.65%, 5.06% (B), 10/15/2036 (A)	13,000,000	11,984,894
Series 2021-MFM1, Class C,
1-Month LIBOR + 1.20%, 4.61% (B), 01/15/2034 (A)	4,000,000	3,769,638
BXP Trust Series 2017-CQHP, Class D, 1-Month LIBOR + 2.00%, 5.41% (B), 11/15/2034 (A)	11,825,000	10,859,257
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class D, 1-Month LIBOR + 1.75%, 5.16% (B), 12/15/2037 (A)	9,760,000	9,320,632
CIM Trust Series 2021-R6, Class A1, 1.43% (B), 07/25/2061 (A)	13,206,397	11,519,831
Citigroup Mortgage Loan Trust, Inc.
Series 2014-A, Class A,
4.00% (B), 01/25/2035 (A)	1,329,244	1,227,215
Series 2018-RP1, Class A1,
3.00% (B), 09/25/2064 (A)	3,306,264	3,144,001
CLNY Trust Series 2019-IKPR, Class C, 1-Month LIBOR + 1.68%, 5.09% (B), 11/15/2038 (A)	14,650,000	13,476,135
CORE Mortgage Trust Series 2019-CORE, Class C, 1-Month LIBOR + 1.30%, 4.71% (B), 12/15/2031 (A)	12,312,000	11,735,881
CSMC Trust
Series 2021-RPL2, Class A1A,
1.11% (B), 01/25/2060 (A)	11,663,479	9,550,687
Series 2021-RPL3, Class A1,
2.00% (B), 01/25/2060 (A)	6,595,248	5,671,733
Series 2021-RPL6, Class A1,
2.00% (B), 10/25/2060 (A)	12,379,318	10,708,799
DBCG Mortgage Trust
Series 2017-BBG, Class B,
1-Month LIBOR + 0.85%, 4.26% (B), 06/15/2034 (A)	12,500,000	12,113,420
Series 2017-BBG, Class C,
1-Month LIBOR + 1.00%, 4.41% (B), 06/15/2034 (A)	2,500,000	2,403,255
Fontainebleau Miami Beach Trust Series 2019-FBLU, Class D, 3.96% (B), 12/10/2036 (A)	15,000,000	13,797,190
Great Wolf Trust Series 2019-WOLF, Class C, 1-Month LIBOR + 1.63%, 5.05% (B), 12/15/2036 (A)	9,960,000	9,483,680

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust Series 2022-NLP, Class C, 1-Month Term SOFR + 1.48%, 4.86% (B), 04/15/2037 (A)	$ 10,000,000	$ 9,101,725
MBRT Series 2019-MBR, Class D, 1-Month LIBOR + 1.95%, 5.36% (B), 11/15/2036 (A)	10,730,000	10,245,402
Metlife Securitization Trust Series 2017-1A, Class A, 3.00% (B), 04/25/2055 (A)	4,641,942	4,387,740
MFA Trust Series 2021-RPL1, Class A1, 1.13% (B), 07/25/2060 (A)	3,743,793	3,170,765
MHP Trust
Series 2021-STOR, Class C,
1-Month LIBOR + 1.05%, 4.46% (B), 07/15/2038 (A)	3,000,000	2,827,228
Series 2021-STOR, Class D,
1-Month LIBOR + 1.35%, 4.76% (B), 07/15/2038 (A)	5,000,000	4,674,492
Morgan Stanley Capital I Trust
Series 2019-BPR, Class B,
1-Month LIBOR + 2.35%, 5.76% (B), 05/15/2036 (A)	6,720,000	6,397,956
Series 2019-NUGS, Class B,
1-Month LIBOR + 1.30%, 4.71% (B), 12/15/2036 (A)	7,000,000	6,551,229
Series 2019-NUGS, Class C,
1-Month LIBOR + 1.50%, 4.91% (B), 12/15/2036 (A)	5,200,000	4,804,321
Mortgage Equity Conversion Asset Trust Series 2010-1A, Class A, 4.00%, 07/25/2060 (A)	2,825,292	2,546,687
MSCG Trust
Series 2018-SELF, Class C,
1-Month LIBOR + 1.18%, 4.59% (B), 10/15/2037 (A)	11,780,000	11,249,183
Series 2018-SELF, Class D,
1-Month LIBOR + 1.65%, 5.06% (B), 10/15/2037 (A)	9,220,000	8,712,064
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (B), 01/25/2054 (A)	1,039,461	955,328
Series 2014-3A, Class AFX3,
3.75% (B), 11/25/2054 (A)	1,315,918	1,206,262
Series 2016-4A, Class A1,
3.75% (B), 11/25/2056 (A)	2,123,817	1,933,899
Series 2017-3A, Class A1,
4.00% (B), 04/25/2057 (A)	3,616,782	3,413,855
Series 2017-4A, Class A1,
4.00% (B), 05/25/2057 (A)	2,105,881	1,951,319
Series 2017-5A, Class A1,
1-Month LIBOR + 1.50%, 5.09% (B), 06/25/2057 (A)	2,155,308	2,114,701
Series 2018-1A, Class A1A,
4.00% (B), 12/25/2057 (A)	2,404,705	2,252,928
Series 2018-2A, Class A1,
4.50% (B), 02/25/2058 (A)	3,527,448	3,317,048

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust (continued)
Series 2018-RPL1, Class A1,
3.50% (B), 12/25/2057 (A)	$ 2,111,556	$ 1,972,301
Series 2019-2A, Class A1,
4.25% (B), 12/25/2057 (A)	4,387,905	4,138,491
Series 2019-3A, Class A1A,
3.75% (B), 11/25/2058 (A)	5,250,810	4,831,991
Series 2019-4A, Class A1B,
3.50% (B), 12/25/2058 (A)	5,738,265	5,159,150
Series 2019-5A, Class A1B,
3.50% (B), 08/25/2059 (A)	5,584,987	5,220,121
Series 2019-RPL2, Class A1,
3.25% (B), 02/25/2059 (A)	9,440,776	8,793,029
RBSSP Resecuritization Trust Series 2013-2, Class 2A1, 1-Month LIBOR + 0.19%, 3.18% (B), 12/20/2036 (A)	537,810	535,288
SFO Commercial Mortgage Trust Series 2021-555, Class D, 1-Month LIBOR + 2.40%, 5.81% (B), 05/15/2038 (A)	9,900,000	8,809,056
Tharaldson Hotel Portfolio Trust Series 2018-THL, Class C, 1-Month LIBOR + 1.65%, 4.85% (B), 11/11/2034 (A)	12,151,204	11,410,639
Towd Point Mortgage Trust
Series 2019-4, Class A1,
2.90% (B), 10/25/2059 (A)	5,239,224	4,774,014
Series 2021-1, Class A1,
2.25% (B), 11/25/2061 (A)	10,145,435	8,963,397

Total Mortgage-Backed Securities (Cost $464,594,759)		427,222,325

U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.1%
Federal Home Loan Mortgage Corp. 12-Month LIBOR + 1.77%, 4.02% (B), 08/01/2037	284,701	280,297
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.64%, 01/25/2023	14,836,660	14,790,288
3.24%, 09/25/2024	25,000,000	24,235,438

Total U.S. Government Agency Obligations (Cost $39,611,443)		39,306,023

U.S. GOVERNMENT OBLIGATIONS - 9.8%
U.S. Government Obligation - 2.5%
U.S. Treasury - 7.3%
U.S. Treasury Notes
2.25%, 11/15/2025	36,067,000	33,811,404
2.63%, 04/15/2025	194,148,000	185,843,622
2.88%, 06/15/2025	34,893,000	33,528,629
4.25%, 10/15/2025	86,762,000	86,267,186

Total U.S. Government Obligations (Cost $347,081,085)		339,450,841

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Shares	Value
OTHER INVESTMENT COMPANY - 0.7%
Securities Lending Collateral - 0.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (E)	23,151,243	$ 23,151,243

Total Other Investment Company (Cost $23,151,243)		23,151,243

	Principal	Value
REPURCHASE AGREEMENT - 2.7%
Fixed Income Clearing Corp., 1.10% (E), dated 10/31/2022, to be repurchased at $94,596,973 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.30%, due 04/27/2023, and with a value of $96,486,057.	$94,594,082	$ 94,594,082

Total Repurchase Agreement (Cost $94,594,082)		94,594,082

Total Investments (Cost $3,691,065,158)		3,507,014,790
Net Other Assets (Liabilities) - (1.0)%		(35,121,070)

Net Assets - 100.0%		$3,471,893,720

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	919	12/30/2022	$191,815,643	$187,827,804	$—	$(3,987,839)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Notes	(325)	12/30/2022	$(36,142,866)	$(34,642,969)	$1,499,897	$—

Total Futures Contracts					$1,499,897	$(3,987,839)

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$404,356,857	$—	$404,356,857
Corporate Debt Securities	—	2,168,128,436	—	2,168,128,436
Foreign Government Obligation	—	2,166,352	—	2,166,352
Loan Assignment	—	8,638,631	—	8,638,631
Mortgage-Backed Securities	—	427,222,325	—	427,222,325
U.S. Government Agency Obligations	—	39,306,023	—	39,306,023
U.S. Government Obligations	—	339,450,841	—	339,450,841
Other Investment Company	23,151,243	—	—	23,151,243
Repurchase Agreement	—	94,594,082	—	94,594,082

Total Investments	$23,151,243	$3,483,863,547	$—	$3,507,014,790

Other Financial Instruments
Futures Contracts (G)	$1,499,897	$—	$—	$1,499,897

Total Other Financial Instruments	$1,499,897	$—	$—	$1,499,897

LIABILITIES
Other Financial Instruments
Futures Contracts (G)	$(3,987,839)	$—	$—	$(3,987,839)

Total Other Financial Instruments	$(3,987,839)	$—	$—	$(3,987,839)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the total value of 144A securities is $1,441,739,626, representing 41.5% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $23,291,595, collateralized by cash collateral of $23,151,243 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $648,455. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2022; the maturity date disclosed is the ultimate maturity date.
(E)	Rates disclosed reflect the yields at October 31, 2022.
(F)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(G)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Small Cap Growth

(unaudited)

MARKET ENVIRONMENT

During the fiscal year ended October 31, 2022, there were two main concerns: inflation and recession. Inflation is a global phenomenon, and the global policy response has been dramatic. Given monetary policy works with a lag, it is reasonable to predict that inflation could moderate during 2023 as the tighter conditions bring supply and demand more in balance. With the year over year consumer price index reading of 8.2% (through September 30, 2022), inflation is far more elevated and stickier than had been expected. Despite moderation in consumer goods prices, wage growth due to low unemployment levels is fueling companies’ ability to pass through higher prices and individuals’ ability to pay.

The October 2022 employment report showed a tight labor market. Until the U.S. labor market weakens enough to curtail nominal price increases, the U.S. Federal Reserve (“Fed”) is expected to maintain a restrictive stance. Based on history, the Fed will not pause or pivot until positive real rates are achieved, which necessitates a material slowing of inflation. The Fed is willing to risk a mild recession to preserve the inflation-fighting credibility it earned over the last forty years. With real interest rates still in negative territory, the current Fed Funds rate of 4% is 1% below expected levels for year-end 2023. We anticipate continued increases in short-term rates, even if equity and credit markets show signs of stress, as significant policy work remains before achieving positive real rates.

Reaching positive real rates means entering a period where risk is appropriately valued and measured and fundamentals matter. The era of quantitative easing and free money, which largely persisted since the Great Financial Crisis, reached its apex with the pandemic response and is now unwinding. Market action and volatility of the past year showed investors, both active and passive, were increasingly committed to large and mega cap companies due to their fundamental success and risk aversion. However, money flows created high relative valuation levels and over representation in the total market. Relative valuation measures are skewed to extreme levels. Smaller, quality companies have largely de-risked, and we believe are positioned to benefit from current trends.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Small Cap Growth (Class A) returned -30.18%, excluding any sales charges. By comparison, its benchmark, the Russell 2000® Growth Index, returned -26.02%.

STRATEGY REVIEW

The Fund underperformed its benchmark during the fiscal year ended October 31, 2022.

The relative underperformance for the fiscal year ended October 31, 2022 came during the month of October 2022 as the Fund (Class I Shares) returned 5.22% net of fees compared with the 9.49% return by the Russell 2000® Growth Index. The October 2022 underperformance was a bear market rally and indicative of current volatility.

Fundamental factor analysis largely demonstrated quality leadership during the fiscal year. Companies with earnings, which represented 65% of the Russell 2000® Growth Index, outperformed companies with no earnings. In addition, companies in the highest Return on Equity (“ROE”) quintile outperformed companies with negative value ROE, representing 31% of the index. However, from a balance sheet perspective, companies in the two lowest debt-to-equity quintiles underperformed companies with higher debt-to-equity quintiles.

From an industry perspective, the Fund’s holdings in consumer discretionary and financials provided the strongest relative outperformance versus the benchmark. The Fund’s holdings in healthcare, telecommunications, and energy were the largest detractors from performance on a relative basis.

EVO Payments, Inc. and elf Beauty, Inc. were the largest contributors to performance. EVO Payments, Inc. is a payment technology and services provider that is being acquired by Global Payments. A masstige beauty company, elf. Beauty, Inc. reported better than expected results and raised its outlook while combining innovative product releases with affordable prices.

Pegasystems, Inc., a provider of business process management software, was the largest detractor. The company gave cautious full year guidance due to foreign exchange headwinds and lengthening sales cycles. The stock was further impacted by a legal judgement. Workiva, Inc., an enterprise software developer, was the second largest detractor, which was largely the result of industry valuation compression.

W. Conrad Doenges

Andrew Hill

Joseph LaBate

Co-Portfolio Managers

Ranger Investment Management, L.P.

Transamerica Funds	Annual Report 2022

Transamerica Small Cap Growth

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	96.0%
Repurchase Agreement	4.0
Other Investment Company	0.4
Net Other Assets (Liabilities)	(0.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica Small Cap Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(34.01)%	4.92%	9.48%	08/31/2012
Class A (NAV)	(30.18)%	6.11%	10.10%	08/31/2012
Russell 2000® Growth Index (A)	(26.02)%	5.17%	10.15%
Class C (POP)	(31.11)%	5.42%	9.34%	08/31/2012
Class C (NAV)	(30.50)%	5.42%	9.34%	08/31/2012
Class I (NAV)	(29.87)%	6.47%	10.41%	08/31/2012
Class I2 (NAV)	(29.89)%	6.56%	10.53%	08/31/2012
Class I3 (NAV)	(29.81)%	6.53%	7.85%	03/10/2017
Class R (NAV)	(30.16)%	6.03%	7.31%	03/10/2017
Class R4 (NAV)	(29.93)%	6.41%	7.71%	03/10/2017
Class R6 (NAV)	(29.82)%	6.56%	8.83%	07/25/2016

(A) The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2022

Transamerica Small Cap Growth

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
COMMON STOCKS - 96.0%
Aerospace & Defense - 2.5%
Kratos Defense & Security Solutions, Inc. (A)	61,921	$686,085
Mercury Systems, Inc. (A)	64,769	3,134,819

		3,820,904

Banks - 7.5%
Banc of California, Inc.	100,653	1,678,892
Cadence Bank	141,610	3,915,516
Home BancShares, Inc.	161,491	4,116,406
Triumph Bancorp, Inc. (A)	28,985	1,492,728

		11,203,542

Biotechnology - 2.3%
Avid Bioservices, Inc. (A)	202,548	3,431,163

Building Products - 1.2%
AZEK Co., Inc. (A)	104,817	1,835,346

Chemicals - 1.7%
Quaker Chemical Corp. (B)	15,408	2,505,957

Commercial Services & Supplies - 1.0%
Aris Water Solution, Inc., Class A	4,162	70,879
Casella Waste Systems, Inc., Class A (A)	18,232	1,491,560

		1,562,439

Electronic Equipment, Instruments & Components - 0.7%
nLight, Inc. (A)	91,493	985,380

Food & Staples Retailing - 3.9%
Grocery Outlet Holding Corp. (A)	167,407	5,787,260

Food Products - 1.0%
Sovos Brands, Inc. (A)	108,821	1,508,259

Health Care Equipment & Supplies - 7.3%
CONMED Corp.	39,279	3,131,715
LeMaitre Vascular, Inc.	94,648	4,107,723
Mesa Laboratories, Inc. (B)	22,624	2,991,119
Neogen Corp. (A)	59,409	784,199

		11,014,756

Health Care Providers & Services - 3.5%
Amedisys, Inc. (A)	22,990	2,243,594
LHC Group, Inc. (A)	18,241	3,048,071

		5,291,665

Health Care Technology - 4.3%
Omnicell, Inc. (A)	36,758	2,842,129
Simulations Plus, Inc. (B)	88,269	3,663,163

		6,505,292

Hotels, Restaurants & Leisure - 4.0%
Texas Roadhouse, Inc.	61,113	6,047,131

Household Durables - 2.4%
Skyline Champion Corp. (A)	31,800	1,851,078
TopBuild Corp. (A)	10,688	1,818,456

		3,669,534

IT Services - 13.1%
Endava PLC, ADR (A)	39,042	2,976,562
Evo Payments, Inc., Class A (A)	174,300	5,872,167
I3 Verticals, Inc., Class A (A)	69,587	1,514,213
Repay Holdings Corp. (A) (B)	272,455	1,659,251
WNS Holdings Ltd., ADR (A)	88,762	7,640,633

		19,662,826

Leisure Products - 0.8%
YETI Holdings, Inc. (A)	38,592	1,238,031

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services - 6.2%
Medpace Holdings, Inc. (A)	22,264	$ 4,942,163
Repligen Corp. (A)	24,152	4,407,498

		9,349,661

Machinery - 2.0%
Chart Industries, Inc. (A) (B)	13,765	3,067,943

Oil, Gas & Consumable Fuels - 7.6%
Brigham Minerals, Inc., Class A	120,618	3,739,158
Earthstone Energy, Inc., Class A (A) (B)	356,150	5,755,384
Excelerate Energy, Inc., Class A	60,693	1,676,341
Permian Resources Corp. (A)	32,200	314,594

		11,485,477

Personal Products - 4.2%
elf Beauty, Inc. (A)	145,070	6,275,728

Road & Rail - 2.6%
Saia, Inc. (A)	19,572	3,892,088

Semiconductors & Semiconductor Equipment - 1.4%
Silicon Laboratories, Inc. (A)	17,926	2,060,056

Software - 10.5%
Appfolio, Inc., Class A (A)	17,002	2,131,541
DoubleVerify Holdings, Inc. (A)	85,179	2,489,782
Expensify, Inc., Class A (A)	83,600	1,094,324
Pegasystems, Inc. (B)	40,674	1,513,479
Qualys, Inc. (A)	34,452	4,911,477
Workiva, Inc. (A)	46,080	3,585,485

		15,726,088

Specialty Retail - 1.5%
Boot Barn Holdings, Inc. (A)	38,642	2,194,866

Textiles, Apparel & Luxury Goods - 1.5%
Steven Madden Ltd.	74,491	2,225,046

Trading Companies & Distributors - 1.3%
SiteOne Landscape Supply, Inc. (A)	16,972	1,966,546

Total Common Stocks (Cost $121,852,474)		144,312,984

OTHER INVESTMENT COMPANY - 0.4%
Securities Lending Collateral - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (C)	531,977	531,977

Total Other Investment Company (Cost $531,977)		531,977

	Principal	Value
REPURCHASE AGREEMENT - 4.0%
Fixed Income Clearing Corp., 1.10% (C), dated 10/31/2022, to be repurchased at $5,996,009 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.47%, due 04/20/2023, and with a value of $6,115,798.	$5,995,826	5,995,826

Total Repurchase Agreement (Cost $5,995,826)		5,995,826

Total Investments (Cost $128,380,277)		150,840,787
Net Other Assets (Liabilities) - (0.4)%		(536,136)

Net Assets - 100.0%		$150,304,651

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Small Cap Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$144,312,984	$—	$—	$144,312,984
Other Investment Company	531,977	—	—	531,977
Repurchase Agreement	—	5,995,826	—	5,995,826

Total Investments	$144,844,961	$5,995,826	$—	$150,840,787

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $6,523,710, collateralized by cash collateral of $531,977 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $6,132,461. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2022.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Small Cap Value

(unaudited)

MARKET ENVIRONMENT

The market environment for the Fund during the one-year period ended October 31, 2022, was affected by two distinct performance periods. The first was the closing months of 2021 and into early 2022. During this period, the Fund was positively affected by a rotation back into value stocks, a sell-off in low quality speculative and meme stock names and a rotation back to quality. This market environment allowed the sub-adviser’s stock selection to shine and gather some strong relative performance.

As we moved deeper into 2022, a myriad of macro and geopolitical factors quickly overwhelmed the market resulting in a broad and steep weakening of equities over the cap range spectrum. The invasion of Ukraine by Russian forces was by far and away the largest geopolitical destabilizing event the world has seen in many decades. This rise of global tensions due to this naked act of aggression by Russia put the markets on edge. These events then gave further push to lift energy prices higher. Higher energy prices were just one of the components that contributed to an inflation surge not seen since the late 1970s. This resulted in a dramatic change in the U.S. Federal Reserve’s (“Fed”) belief that inflation was transitory to persistent. This caused central banks around the world, led by the Fed, to start rising interest rates at a very aggressive clip. This paired with very hawkish communication coming from the Fed Chair that the fight on inflation was going to be taken very seriously and no slowdown in rate hikes could be expected until they see the rate of inflation increases come under control. The combination of these macroeconomic and geopolitical pressures was too much for the equity market to handle and as a result performance on an absolute basis suffered.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Small Cap Value (Class R4) returned -7.85%. By comparison, its benchmark, the Russell 2000® Value Index, returned -10.73%.

STRATEGY REVIEW

The Fund focuses on companies that are believed to be mispriced relative to their sector peers and have a fundamental story that supports a pathway for the business to return to a higher valuation.

The Fund outperformed its benchmark for the fiscal year ended October 31, 2022.

The sub-adviser’s adherence to its strict value disciplines was an asset in an environment where value stocks outperformed. In the volatility of the fiscal year, the strategy was disciplined in trimming and selling positions that performed well and adding new names when the market sold off that presented attractive investment opportunities.

The Fund’s healthcare positions were the top absolute and relative performers versus the Russell 2000® Value Index. Two factors contributed to the outperformance, the first being the Fund does not invest in speculative biotechnology stocks which underperformed, driving about one half of the relative positive performance. The second benefit to healthcare was the Fund’s position in Lantheus Holdings Inc., a provider of consumable imaging products used in medical diagnostics which contributed to the sector’s strong relative outperformance.

The Fund’s industrial names were also solid contributors to absolute and relative performance during the period. Several names in the sector helped performance including Scorpio Tankers Inc., a marine bulk petroleum products transportation provider which saw strong demand and pricing for its fleet that helped to drive the stock price.

The relative weakness seen within the Fund was primarily seen in the technology sector which lagged the Russell 2000® Value Index on a relative basis. Over half of the underperformance can be attributed to the Fund’s former position in Avaya Holdings Corp., which underperformed given the company’s leveraged balance sheet and resulted in underperformance within the sector.

Jason R. Ballsrud, CFA

Tasso H. Coin, Jr., CFA

Douglas G. Pugh, CFA

Co-Portfolio Managers

Peregrine Capital Management, LLC

Transamerica Funds	Annual Report 2022

Transamerica Small Cap Value

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.4%
Repurchase Agreement	1.6
Other Investment Company	0.5
Net Other Assets (Liabilities)	(0.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica Small Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(12.97)%	2.47%	3.62%	04/21/2017
Class A (NAV)	(7.92)%	3.63%	4.68%	04/21/2017
Class C (POP)	(8.78)%	2.95%	3.98%	04/21/2017
Class C (NAV)	(8.28)%	2.95%	3.98%	04/21/2017
Class I (NAV)	(7.72)%	3.94%	4.98%	04/21/2017
Class I2 (NAV)	(7.63)%	4.02%	5.06%	04/21/2017
Class I3 (NAV)	(7.70)%	3.98%	5.06%	04/21/2017
Class R (NAV)	(8.16)%	3.50%	4.56%	04/21/2017
Class R4 (NAV)	(7.85)%	3.76%	7.98%	01/23/2003
Russell 2000® Value Index (A)	(10.73)%	5.31%	9.37%
Class R6 (NAV)	(7.68)%	3.99%	5.04%	04/21/2017

(A) The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Small capitalization companies may have less experienced management, unpredictable earnings growth, and limited product lines, which can cause their share prices to fluctuate more than those of larger firms. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2022

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
COMMON STOCKS - 98.4%
Aerospace & Defense - 0.2%
AerSale Corp. (A)	34,857	$738,968

Airlines - 1.1%
Frontier Group Holdings, Inc. (A)	362,685	4,754,800

Auto Components - 0.6%
Stoneridge, Inc. (A)	131,830	2,751,292

Automobiles - 1.1%
Winnebago Industries, Inc. (B)	75,039	4,479,078

Banks - 21.0%
Ameris Bancorp	90,609	4,667,270
Associated Banc-Corp.	183,220	4,461,407
Atlantic Union Bankshares Corp.	119,058	4,112,263
Banner Corp.	62,444	4,667,689
ConnectOne Bancorp, Inc.	179,008	4,484,150
Customers Bancorp, Inc. (A)	127,149	4,283,650
Enterprise Financial Services Corp.	81,949	4,381,813
FB Financial Corp.	108,897	4,569,318
First Bancorp	97,073	4,326,544
First Interstate BancSystem, Inc., Class A	114,231	5,210,076
Hancock Whitney Corp.	90,624	5,063,163
Metropolitan Bank Holding Corp. (A)	41,577	2,744,082
National Bank Holdings Corp., Class A	123,976	5,432,628
OceanFirst Financial Corp.	205,891	4,649,019
Pacific Premier Bancorp, Inc.	112,205	4,085,384
Renasant Corp.	112,477	4,540,696
Simmons First National Corp., Class A	161,260	3,849,276
Texas Capital Bancshares, Inc. (A)	75,930	4,555,800
United Community Banks, Inc.	115,717	4,455,105
Veritex Holdings, Inc.	151,818	4,794,412

		89,333,745

Biotechnology - 0.9%
Coherus Biosciences, Inc. (A) (B)	443,026	3,854,326

Building Products - 2.0%
AZEK Co., Inc. (A)	245,520	4,299,055
Griffon Corp.	135,509	4,355,259

		8,654,314

Chemicals - 1.1%
Cabot Corp.	60,977	4,480,590

Commercial Services & Supplies - 2.1%
BrightView Holdings, Inc. (A)	316,412	2,822,395
MillerKnoll, Inc.	109,436	2,317,854
VSE Corp.	85,889	3,975,802

		9,116,051

Communications Equipment - 0.5%
Casa Systems, Inc. (A)	604,118	1,902,972

Construction Materials - 0.9%
Summit Materials, Inc., Class A (A)	147,922	3,897,745

Consumer Finance - 1.0%
PRA Group, Inc. (A)	124,548	4,172,358

Diversified Consumer Services - 1.3%
Adtalem Global Education, Inc. (A)	136,337	5,685,253

Electronic Equipment, Instruments & Components - 1.0%
ScanSource, Inc. (A)	130,466	4,041,837

Energy Equipment & Services - 0.9%
Liberty Energy, Inc., Class A (A)	226,105	3,823,436

	Shares	Value
COMMON STOCKS (continued)
Entertainment - 1.6%
IMAX Corp. (A)	240,640	$ 3,063,347
Lions Gate Entertainment Corp., Class B (A)	492,457	3,737,749

		6,801,096

Equity Real Estate Investment Trusts - 12.1%
Centerspace	60,391	4,185,096
Community Healthcare Trust, Inc.	108,032	3,737,907
Cousins Properties, Inc.	162,213	3,854,181
Easterly Government Properties, Inc.	230,973	4,016,621
Highwoods Properties, Inc.	142,810	4,031,526
Innovative Industrial Properties, Inc.	45,882	4,959,844
NexPoint Residential Trust, Inc.	91,069	4,152,746
Outfront Media, Inc.	231,630	4,180,922
Pebblebrook Hotel Trust	225,588	3,618,432
PotlatchDeltic Corp.	75,127	3,342,400
SL Green Realty Corp. (B)	95,952	3,807,375
Summit Hotel Properties, Inc.	331,157	2,861,197
Sunstone Hotel Investors, Inc.	414,469	4,621,329

		51,369,576

Food & Staples Retailing - 1.6%
Andersons, Inc.	100,601	3,548,197
Sprouts Farmers Market, Inc. (A)	113,205	3,339,548

		6,887,745

Food Products - 0.5%
Dole PLC (B)	254,194	2,173,359

Gas Utilities - 1.2%
Southwest Gas Holdings, Inc.	67,737	4,949,543

Health Care Equipment & Supplies - 2.9%
Inmode Ltd. (A)	183,822	6,308,771
Lantheus Holdings, Inc. (A)	83,586	6,184,528

		12,493,299

Health Care Providers & Services - 2.6%
AMN Healthcare Services, Inc. (A)	35,626	4,471,063
Patterson Cos., Inc.	122,454	3,180,130
Premier, Inc., Class A	100,170	3,493,930

		11,145,123

Hotels, Restaurants & Leisure - 3.1%
Brinker International, Inc. (A)	174,500	5,826,555
Golden Entertainment, Inc. (A)	78,158	3,299,831
Six Flags Entertainment Corp. (A) (B)	182,085	4,060,495

		13,186,881

Household Durables - 3.4%
Century Communities, Inc.	88,377	3,933,660
MDC Holdings, Inc.	124,438	3,790,382
Taylor Morrison Home Corp. (A)	169,016	4,451,882
Universal Electronics, Inc. (A)	109,452	2,233,915

		14,409,839

Insurance - 3.1%
Hanover Insurance Group, Inc.	27,801	4,072,568
James River Group Holdings Ltd.	179,815	4,543,925
Selective Insurance Group, Inc.	47,132	4,622,707

		13,239,200

Internet & Direct Marketing Retail - 0.7%
1-800-Flowers.com, Inc., Class A (A) (B)	397,546	2,898,110

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Machinery - 2.5%
Barnes Group, Inc.	136,381	$ 4,823,796
Wabash National Corp.	262,625	5,685,831

		10,509,627

Media - 1.4%
Gray Television, Inc.	249,878	3,535,774
Thryv Holdings, Inc. (A)	126,452	2,587,208

		6,122,982

Metals & Mining - 2.2%
Carpenter Technology Corp.	116,479	4,356,315
Compass Minerals International, Inc.	124,112	4,907,388

		9,263,703

Mortgage Real Estate Investment Trusts - 0.8%
Redwood Trust, Inc. (B)	464,243	3,310,053

Multi-Utilities - 1.9%
Avista Corp.	96,498	3,959,313
NorthWestern Corp.	77,262	4,081,751

		8,041,064

Oil, Gas & Consumable Fuels - 4.0%
Callon Petroleum Co. (A)	71,049	3,123,314
CNX Resources Corp. (A)	184,553	3,102,336
Delek US Holdings, Inc.	101,085	2,998,181
Northern Oil & Gas, Inc.	120,430	4,111,480
Ranger Oil Corp., Class A	86,107	3,521,777

		16,857,088

Pharmaceuticals - 0.9%
Collegium Pharmaceutical, Inc. (A)	215,146	3,859,719

Road & Rail - 1.1%
Ryder System, Inc.	58,699	4,725,857

Semiconductors & Semiconductor Equipment - 2.8%
Alpha & Omega Semiconductor Ltd. (A)	119,974	3,929,149
SMART Global Holdings, Inc. (A) (B)	243,557	3,295,326
Ultra Clean Holdings, Inc. (A)	145,122	4,514,745

		11,739,220

Software - 2.2%
A10 Networks, Inc.	356,687	5,992,341
Digital Turbine, Inc. (A)	236,278	3,449,659

		9,442,000

Specialty Retail - 3.9%
Asbury Automotive Group, Inc. (A)	26,327	4,153,084

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
MarineMax, Inc. (A)	97,290	$ 3,143,440
Urban Outfitters, Inc. (A)	177,499	4,235,126
Victoria’s Secret & Co. (A) (B)	128,711	4,839,534

		16,371,184

Textiles, Apparel & Luxury Goods - 1.9%
Hanesbrands, Inc. (B)	551,728	3,762,785
PVH Corp.	87,274	4,478,902

		8,241,687

Trading Companies & Distributors - 4.3%
Air Lease Corp.	130,783	4,615,332
GATX Corp.	49,792	5,213,720
GMS, Inc. (A)	84,759	4,000,625
Rush Enterprises, Inc., Class A	87,590	4,369,865

		18,199,542

Total Common Stocks (Cost $381,610,725)		417,924,262

OTHER INVESTMENT COMPANY - 0.5%
Securities Lending Collateral - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (C)	1,851,889	1,851,889

Total Other Investment Company (Cost $1,851,889)		1,851,889

	Principal	Value
REPURCHASE AGREEMENT - 1.6%
Fixed Income Clearing Corp., 1.10% (C), dated 10/31/2022, to be repurchased at $6,942,631 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.47%, due 04/20/2023, and with a value of $7,081,358.	$6,942,418	6,942,418

Total Repurchase Agreement (Cost $6,942,418)		6,942,418

Total Investments (Cost $390,405,032)		426,718,569
Net Other Assets (Liabilities) - (0.5)%		(2,022,802)

Net Assets - 100.0%		$424,695,767

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$417,924,262	$—	$—	$417,924,262
Other Investment Company	1,851,889	—	—	1,851,889
Repurchase Agreement	—	6,942,418	—	6,942,418

Total Investments	$419,776,151	$6,942,418	$—	$426,718,569

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $24,049,107, collateralized by cash collateral of $1,851,889 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $22,858,268. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2022.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Small/Mid Cap Value

(unaudited)

MARKET ENVIRONMENT

Systematic Financial Management, L.P.

During the fiscal year ended October 31, 2022, performance in the small-cap sleeve of the Transamerica Small/Mid Cap Value Fund was challenged by a series of macroeconomic headwinds that clouded the business outlook and hurt investor sentiment. These factors all gravitated around inflation, which proved much more pervasive and sustained than the temporal nuisance the U.S. Federal Reserve (“Fed”) had predicted it would be. The Consumer Price Index soared to high-single-digit monthly increases for much of the period. In retrospect, the Fed kept easy money conditions in place for too long in 2021, partly because it could not have foreseen the threat to its price stability mandate caused by the February 2022 Russian invasion of Ukraine. The Russia/Ukraine conflict became a watershed moment for the inflation problem, as the invasion stretched the availability of key raw materials from the region amid various trade sanctions and other logistical challenges. The oil markets were particularly reliant on Russian supply, so rising crude oil quotations also had inflationary effects. The same holds true for COVID-19 outbreaks in China, which persisted throughout the period, causing strict quarantines in some economically sensitive cities, including major technology hubs. The Fed aggressively raised rates in response to the inflation outbreak, moving the federal funds rate up 3% during the fiscal year. That, along with the likelihood of further tightening in monetary policy going forward, has raised the prospect of an economic downturn.

Amid these dynamics, most sectors were in the red for the fiscal year. Within the Russell 2000® Value universe, the groups most exposed to the tight labor markets and supply chain bottlenecks were especially vulnerable in the period, including the consumer discretionary, information technology, and materials sectors. High interest rates had a negative effect on real estate stocks during the period, reversing a strong rally in property values following the pandemic. On the other hand, higher interest rates boosted net interest margins, and relative stock performance in the financial services sector, although some of the outperformance by banks, thrifts, and consumer finance companies dissipated later in 2022 as investors weighed the potential for a downturn in the credit cycle amid the prolonged runup in interest rates and inflation. A noteworthy outlier on the positive side of the performance spectrum was the energy sector, where stocks responded in kind as oil and natural gas prices moved substantially higher following the Russian invasion of Ukraine.

Thompson, Siegel & Walmsley

The fiscal year ended October 31, 2022, in aggregate was dominated by overall negative sentiment related to ongoing recession concerns driven by multiple factors ranging from the war between Russia and Ukraine, global growth headwinds, and ongoing inflationary pressures. Domestic and international equity and fixed income markets were in decline during the period driven by these concerns and uncertainty around the ability of central banks to thwart inflation without causing a recession. Aside from the bearish sentiment in the market, investors rotated out of growth-oriented stocks and into value. This arguably began in early 2021 and became more pronounced beginning in mid-November 2021.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Small/Mid Cap Value (Class A) returned -5.72%, excluding any sales charges. By comparison, its benchmark, the Russell 2500™ Value Index, returned -10.66%.

STRATEGY REVIEW

Systematic Financial Management, L.P.

In the Fund’s small-cap sleeve, Systematic generally invests in stocks of companies with small capitalizations that are believed to be attractively valued. Our security selection process generally favors companies with strong operating cash flow, healthy free cash flow, limited financial leverage and strong debt coverage.

The small-cap sleeve outperformed its benchmark, the Russell 2000® Value Index, during the fiscal year ended October 31, 2022.

Typically, in the latter innings of economic cycles, companies with weak, debt-laden balance sheets and/or which do not generate sufficient free cash flow find it increasingly difficult to fund their businesses with external capital. Over the past year fiscal year, the cost of debt capital rose with benchmark interest rates, and equity capital raising diminished sharply. Systematic strives to avoid companies with high liquidity and solvency risk and, instead, seeks out companies that the investment team considers to be quality firms evidencing superior financial strength and strong free cash flow. Such firms generally do not need to tap the financial markets to fund their businesses as they tend to generate capital internally.

Transamerica Funds	Annual Report 2022

Transamerica Small/Mid Cap Value

(unaudited)

STRATEGY REVIEW (continued)

During the fiscal year, companies with strong debt coverage, capable of paying off their debt with internally generated free cash flow in less than ten years, fell less than the Russell 2000® Value Index, while those with poor debt coverage (or negative free cash flow) underperformed.

From an attribution standpoint, solid stock selection drove the small-cap sleeve’s relative outperformance, somewhat offset by unfavorable sector allocation decisions. Our stock selection was particularly good within the healthcare, financial services, industrials, and information technology sectors. The small cap sleeve saw its worst absolute performance against the benchmark in the consumer staples sector, but this negative contribution was kept in check by the Fund’s small weight to this sector. There was also minimal drag on relative performance, in terms of stock selection, within the energy, utilities and consumer discretionary sectors.

Looking at sector attribution, the largest headwind came from Systematic’s underweight to the meaningfully outperforming energy sector. Overweights to consumer discretionary and information technology, along with an underweight to utilities, also constrained relative returns. On the other hand, underweights to communication services, healthcare, and real estate positively impacted relative performance for the fiscal year.

Thompson, Siegel & Walmsley

In the Fund’s mid-cap sleeve, Thompson, Siegel & Walmsley LLC seeks to invest in companies we believe present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community.

The mid-cap sleeve of the Fund outperformed (gross of management fees) its benchmark, the Russell MidCap® Value Index, during the fiscal year ended October 31, 2022.

On a sector basis, stock selection in consumer discretionary and financials contributed to outperformance. Within financials, an overweight to allocation and stock selection in the insurance sector contributed to performance. Within energy, an overweight allocation and stock selection contributed positively to relative returns. Stock selection in telecommunications and basic materials detracted from relative performance.

Within consumer discretionary, the mid-cap sleeve benefitted from positions in Dollar Tree, Inc. and LKQ Corp. Dollar Tree, Inc., an operator of discount value stores, moved notably higher following their announcement of implementing a multi-dollar price point for items at their legacy stores, activist involvement, and expected return of capital to shareholders through share buybacks. Shares of LKQ Corp., a leading distributor of automotive aftermarket parts, moved higher on solid execution and expectations of further margin expansion and market share gains.

In the insurance sector, Alleghany Corp., a primary insurer and reinsurer, contributed to performance after an acquisition offer from Berkshire Hathaway, Inc. Arch Capital Group Ltd., a provider of property and casualty insurance and reinsurance, was also a positive contributor driven by positive sentiment on reinsurance rates, and overall sound underwriting execution and profitability.

Within energy, HF Sinclair Corp., a refiner, was the mid-cap sleeve’s top contributor, driven by improving margin and additional refining capacity they have been acquiring the last several years.

Within telecommunications, positions in Liberty Broadband Corp. and Dish Network Corp. (“DISH”), were the primary detractors from relative performance. Liberty Broadband Corp. faced headwinds due to perceived fixed wireless competition and overall competitive pressure in cable, while DISH Network Corp. faced headwinds from industry fears of increased customer churn and subscriber “cord cutting.” We continue to believe that both companies’ shares remain attractive, and we continue to hold positions.

Kenneth Burgess, CFA

W. Ryan Wick, CFA

Co-Portfolio Managers

Systematic Financial Management, L.P.

Brett P. Hawkins, CFA

R. Michael Creager, CFA

Co-Portfolio Managers

Thompson, Siegel & Walmsley LLC

Transamerica Funds	Annual Report 2022

Transamerica Small/Mid Cap Value

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	96.2%
Repurchase Agreement	3.8
Other Investment Company	0.2
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica Small/Mid Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(10.90)%	5.51%	9.41%	04/02/2001
Class A (NAV)	(5.72)%	6.71%	10.03%	04/02/2001
Russell 2500™ Value Index (A)	(10.66)%	5.77%	9.55%
Class C (POP)	(7.25)%	5.95%	9.27%	11/11/2002
Class C (NAV)	(6.43)%	5.95%	9.27%	11/11/2002
Class I (NAV)	(5.36)%	7.08%	10.43%	11/30/2009
Class I2 (NAV)	(5.36)%	7.18%	10.53%	11/15/2005
Class R6 (NAV)	(5.36)%	7.17%	7.94%	05/29/2015

(A) The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of the fund will decline. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock considered undervalued. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2022

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
COMMON STOCKS - 96.2%
Aerospace & Defense - 2.1%
Aerojet Rocketdyne Holdings, Inc. (A)	23,850	$1,155,533
Curtiss-Wright Corp.	24,650	4,137,009
Elbit Systems Ltd. (B)	9,200	1,865,208
Huntington Ingalls Industries, Inc.	33,687	8,659,917

		15,817,667

Air Freight & Logistics - 0.9%
FedEx Corp.	42,100	6,747,788

Auto Components - 0.6%
Dana, Inc.	59,600	951,216
Gentex Corp.	31,850	843,707
Stoneridge, Inc. (A)	22,250	464,358
Visteon Corp. (A)	19,650	2,563,735

		4,823,016

Banks - 8.7%
Atlantic Union Bankshares Corp.	29,100	1,005,114
Bank of Princeton	13,200	418,440
Berkshire Hills Bancorp, Inc.	89,850	2,628,113
Central Valley Community Bancorp	19,000	353,400
Citizens Financial Group, Inc.	39,350	1,609,415
Dime Community Bancshares, Inc.	80,850	2,791,750
First Citizens BancShares, Inc., Class A	23,416	19,250,762
First Community Bankshares, Inc.	70,150	2,612,386
First Merchants Corp.	72,850	3,270,965
First Republic Bank	62,400	7,494,240
Hope Bancorp, Inc.	70,100	951,257
Lakeland Bancorp, Inc.	179,850	3,354,202
OceanFirst Financial Corp.	92,600	2,090,908
Sandy Spring Bancorp, Inc.	88,400	3,132,896
Umpqua Holdings Corp.	172,650	3,432,282
United Bankshares, Inc.	20,700	876,645
United Community Banks, Inc.	96,650	3,721,025
Washington Trust Bancorp, Inc.	19,650	953,025
Webster Financial Corp.	95,400	5,176,404
Western Alliance Bancorp	22,050	1,481,099

		66,604,328

Beverages - 1.0%
Molson Coors Beverage Co., Class B	157,300	7,932,639

Biotechnology - 0.6%
Exelixis, Inc. (A)	118,300	1,961,414
United Therapeutics Corp. (A)	11,202	2,582,397

		4,543,811

Building Products - 2.0%
American Woodmark Corp. (A)	35,600	1,614,460
Builders FirstSource, Inc. (A)	53,800	3,317,308
Gibraltar Industries, Inc. (A)	14,450	738,106
Masonite International Corp. (A)	25,000	1,788,250
Owens Corning	33,000	2,825,130
PGT Innovations, Inc. (A)	102,200	2,177,882
Quanex Building Products Corp.	116,500	2,581,640

		15,042,776

Capital Markets - 0.8%
Piper Sandler Cos.	26,200	3,352,814
Stifel Financial Corp.	46,000	2,846,020

		6,198,834

Chemicals - 1.9%
Chase Corp.	22,450	2,115,014

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Huntsman Corp.	61,500	$ 1,645,740
Mosaic Co.	76,700	4,122,625
Olin Corp.	129,200	6,841,140

		14,724,519

Commercial Services & Supplies - 0.3%
HNI Corp.	40,500	1,174,095
Tetra Tech, Inc.	6,650	939,512

		2,113,607

Communications Equipment - 0.8%
Harmonic, Inc. (A)	95,850	1,480,883
KVH Industries, Inc. (A)	178,650	1,916,914
Silicom Ltd. (A)	62,600	2,795,716

		6,193,513

Construction & Engineering - 1.3%
Comfort Systems USA, Inc.	34,750	4,283,980
EMCOR Group, Inc.	36,100	5,093,710
Granite Construction, Inc.	24,000	809,520

		10,187,210

Consumer Finance - 0.9%
Ally Financial, Inc.	259,705	7,157,470

Containers & Packaging - 1.5%
Graphic Packaging Holding Co.	285,030	6,544,289
Sealed Air Corp.	111,000	5,285,820

		11,830,109

Distributors - 1.2%
LKQ Corp.	167,900	9,341,956

Diversified Consumer Services - 0.4%
American Public Education, Inc. (A)	106,100	1,359,141
Stride, Inc. (A)	49,850	1,670,474

		3,029,615

Diversified Telecommunication Services - 0.9%
Liberty Global PLC, Class A (A)	408,800	6,892,368

Electric Utilities - 2.6%
Evergy, Inc.	134,200	8,203,646
Exelon Corp.	88,800	3,426,792
OGE Energy Corp.	198,300	7,263,729
Portland General Electric Co. (B)	27,200	1,222,368

		20,116,535

Electrical Equipment - 0.8%
Acuity Brands, Inc.	5,900	1,083,063
LSI Industries, Inc.	231,800	1,780,224
Regal Rexnord Corp.	27,500	3,479,850

		6,343,137

Electronic Equipment, Instruments & Components - 2.3%
Coherent Corp. (A) (B)	6,415	215,608
Flex Ltd. (A)	248,100	4,857,798
Itron, Inc. (A)	10,550	515,790
Methode Electronics, Inc.	59,100	2,436,693
OSI Systems, Inc. (A)	18,900	1,553,202
Vishay Intertechnology, Inc.	122,000	2,551,020
Vontier Corp.	287,441	5,490,123

		17,620,234

Energy Equipment & Services - 0.6%
Helix Energy Solutions Group, Inc. (A)	281,500	1,970,500

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Energy Equipment & Services (continued)
Helmerich & Payne, Inc.	50,300	$ 2,490,353

		4,460,853

Entertainment - 1.0%
Madison Square Garden Entertainment Corp. (A)	39,000	1,912,170
Madison Square Garden Sports Corp.	6,850	1,072,778
Warner Bros Discovery, Inc. (A)	343,800	4,469,400

		7,454,348

Equity Real Estate Investment Trusts - 3.8%
Apple Hospitality, Inc.	178,500	3,055,920
Brandywine Realty Trust	202,250	1,326,760
Community Healthcare Trust, Inc.	42,850	1,482,610
DiamondRock Hospitality Co.	119,400	1,115,196
Gaming & Leisure Properties, Inc.	122,326	6,130,979
JBG SMITH Properties (B)	371,596	7,313,009
LXP Industrial Trust	238,800	2,311,584
Physicians Realty Trust	173,600	2,614,416
Piedmont Office Realty Trust, Inc., Class A	114,600	1,197,570
Sabra Health Care, Inc.	154,750	2,113,885
Summit Hotel Properties, Inc.	91,800	793,152

		29,455,081

Food & Staples Retailing - 0.2%
Village Super Market, Inc., Class A	54,400	1,209,856

Food Products - 2.3%
Kraft Heinz Co.	131,500	5,058,805
Nomad Foods Ltd. (A)	115,400	1,777,160
Post Holdings, Inc. (A)	113,987	10,306,705
Whole Earth Brands, Inc. (A)	106,000	365,700

		17,508,370

Gas Utilities - 0.8%
UGI Corp.	184,800	6,528,984

Health Care Equipment & Supplies - 1.4%
AngioDynamics, Inc. (A)	117,300	1,652,757
Koninklijke Philips NV	444,500	5,622,925
Meridian Bioscience, Inc. (A)	74,650	2,386,560
OraSure Technologies, Inc. (A)	179,400	782,184

		10,444,426

Health Care Providers & Services - 4.8%
AmerisourceBergen Corp.	50,037	7,866,817
AMN Healthcare Services, Inc. (A)	19,300	2,422,150
Centene Corp. (A)	78,100	6,648,653
Cross Country Healthcare, Inc. (A)	201,950	7,490,326
Encompass Health Corp.	49,000	2,667,560
Enhabit, Inc. (A)	161,000	1,999,620
Laboratory Corp. of America Holdings	33,599	7,454,274
National HealthCare Corp.	11,700	712,764

		37,262,164

Hotels, Restaurants & Leisure - 0.2%
Churchill Downs, Inc.	8,300	1,725,653

Household Durables - 1.0%
Helen of Troy Ltd. (A)	13,250	1,253,715
KB Home	61,700	1,778,194
La-Z-Boy, Inc.	59,750	1,480,007
MDC Holdings, Inc.	30,750	936,645
PulteGroup, Inc.	22,700	907,773

	Shares	Value
COMMON STOCKS (continued)
Household Durables (continued)
Sonos, Inc. (A)	69,150	$ 1,114,698

		7,471,032

Household Products - 0.2%
Spectrum Brands Holdings, Inc.	36,300	1,674,882

Independent Power & Renewable Electricity Producers - 1.1%
Vistra Corp.	352,400	8,094,628

Insurance - 7.5%
Allstate Corp.	69,648	8,793,060
Arch Capital Group Ltd. (A)	137,000	7,877,500
Everest Re Group Ltd.	11,600	3,742,856
Fidelity National Financial, Inc.	210,400	8,285,552
Loews Corp.	63,300	3,609,366
Markel Corp. (A)	6,113	7,372,889
Old Republic International Corp.	335,950	7,797,400
Selective Insurance Group, Inc.	46,850	4,595,048
United Fire Group, Inc. (B)	34,350	930,885
Willis Towers Watson PLC	20,600	4,495,126

		57,499,682

Interactive Media & Services - 0.9%
IAC, Inc. (A)	137,500	6,693,500

IT Services - 2.4%
FleetCor Technologies, Inc. (A)	51,900	9,659,628
Global Payments, Inc.	66,800	7,632,568
Perficient, Inc. (A)	13,600	910,792

		18,202,988

Leisure Products - 0.8%
BRP, Inc. (B)	26,150	1,748,128
MasterCraft Boat Holdings, Inc. (A)	109,600	2,384,896
Polaris, Inc.	21,800	2,214,880

		6,347,904

Life Sciences Tools & Services - 0.7%
Bio-Rad Laboratories, Inc., Class A (A)	15,500	5,451,505

Machinery - 1.9%
Altra Industrial Motion Corp.	13,950	838,953
CNH Industrial NV	268,300	3,471,802
Columbus McKinnon Corp.	69,450	1,980,714
Douglas Dynamics, Inc.	39,000	1,324,050
Gencor Industries, Inc. (A)	73,450	697,775
Miller Industries, Inc.	34,100	867,163
Mueller Industries, Inc.	61,500	3,852,360
Oshkosh Corp.	17,650	1,553,200

		14,586,017

Media - 5.7%
Altice USA, Inc., Class A (A)	460,000	3,040,600
DISH Network Corp., Class A (A)	434,571	6,479,454
Fox Corp., Class A	261,900	7,561,053
Liberty Broadband Corp., Class C (A)	141,664	11,960,691
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	210,473	8,879,856
News Corp., Class A	321,500	5,423,705
Perion Network Ltd. (A)	40,350	918,769

		44,264,128

Metals & Mining - 2.2%
Cleveland-Cliffs, Inc. (A) (B)	219,100	2,846,109
Commercial Metals Co.	64,200	2,921,100
Kaiser Aluminum Corp.	25,200	2,035,908

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining (continued)
Schnitzer Steel Industries, Inc., Class A	49,000	$ 1,322,510
TimkenSteel Corp. (A)	109,500	1,909,680
U.S. Steel Corp.	271,900	5,535,884

		16,571,191

Mortgage Real Estate Investment Trusts - 0.7%
Annaly Capital Management, Inc. (B)	290,835	5,394,989

Multi-Utilities - 2.4%
CenterPoint Energy, Inc.	206,700	5,913,687
NiSource, Inc.	308,938	7,936,617
NorthWestern Corp.	88,700	4,686,021

		18,536,325

Multiline Retail - 1.0%
Dollar Tree, Inc. (A)	50,000	7,925,000

Oil, Gas & Consumable Fuels - 7.2%
Chesapeake Energy Corp. (B)	54,800	5,604,396
Delek US Holdings, Inc.	75,850	2,249,711
Devon Energy Corp.	47,000	3,635,450
Diamondback Energy, Inc.	29,400	4,619,034
EQT Corp.	72,840	3,047,626
HF Sinclair Corp.	88,000	5,382,960
Kinder Morgan, Inc.	441,500	7,999,980
Magnolia Oil & Gas Corp., Class A	289,500	7,434,360
Ovintiv, Inc.	61,600	3,120,040
REX American Resources Corp. (A)	92,100	2,762,079
Williams Cos., Inc.	284,600	9,314,958

		55,170,594

Paper & Forest Products - 0.6%
Louisiana-Pacific Corp.	82,400	4,667,960

Personal Products - 0.1%
Medifast, Inc.	6,700	783,833

Pharmaceuticals - 2.2%
Innoviva, Inc. (A)	181,500	2,461,140
Jazz Pharmaceuticals PLC (A)	20,100	2,890,179
Organon & Co.	125,800	3,293,444
Perrigo Co. PLC	214,500	8,640,060

		17,284,823

Professional Services - 2.6%
ASGN, Inc. (A)	25,850	2,191,563
FTI Consulting, Inc. (A)	8,650	1,346,199
Heidrick & Struggles International, Inc.	64,950	1,828,992
ICF International, Inc.	40,600	4,856,978
KBR, Inc. (B)	96,000	4,777,920
Leidos Holdings, Inc.	23,600	2,397,524
Science Applications International Corp.	26,550	2,876,427

		20,275,603

Real Estate Management & Development - 0.1%
Newmark Group, Inc., Class A	76,050	622,850

Road & Rail - 0.2%
AMERCO	3,000	1,725,570

Semiconductors & Semiconductor Equipment - 2.3%
AXT, Inc. (A)	45,000	204,300
Azenta, Inc.	16,570	735,708
Cohu, Inc. (A)	90,500	2,979,260
Magnachip Semiconductor Corp. (A)	194,900	1,939,255
MaxLinear, Inc. (A)	16,600	512,608
MKS Instruments, Inc.	19,500	1,601,925

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Onto Innovation, Inc. (A)	31,550	$ 2,108,802
Qorvo, Inc. (A)	15,950	1,372,976
Silicon Motion Technology Corp., ADR	53,550	2,864,389
Tower Semiconductor Ltd. (A)	49,100	2,099,516
Universal Display Corp.	12,050	1,147,401

		17,566,140

Software - 0.3%
Progress Software Corp.	49,650	2,533,640

Specialty Retail - 2.5%
Abercrombie & Fitch Co., Class A (A)	51,300	901,854
Academy Sports & Outdoors, Inc.	25,300	1,113,959
Advance Auto Parts, Inc.	18,400	3,494,528
American Eagle Outfitters, Inc.	159,800	1,815,328
Ross Stores, Inc.	82,200	7,865,718
Urban Outfitters, Inc. (A)	78,950	1,883,747
Williams-Sonoma, Inc.	20,700	2,563,281

		19,638,415

Technology Hardware, Storage & Peripherals - 0.8%
Western Digital Corp. (A)	187,900	6,458,123

Textiles, Apparel & Luxury Goods - 0.7%
Deckers Outdoor Corp. (A)	5,475	1,915,867
Steven Madden Ltd.	61,900	1,848,953
Tapestry, Inc.	47,400	1,501,632

		5,266,452

Thrifts & Mortgage Finance - 1.4%
Provident Financial Services, Inc.	81,850	1,835,077
TrustCo Bank Corp.	90,300	3,369,996
Washington Federal, Inc.	135,750	5,253,525

		10,458,598

Total Common Stocks (Cost $622,140,343)		740,477,239

OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (C)	1,540,607	1,540,607

Total Other Investment Company (Cost $1,540,607)		1,540,607

	Principal	Value
REPURCHASE AGREEMENT - 3.8%
Fixed Income Clearing Corp., 1.10% (C), dated 10/31/2022, to be repurchased at $29,324,689 on 11/01/2022. Collateralized by U.S. Government Obligations, 4.30% - 4.47%, due 04/20/2023 - 04/27/2023, and with a total value of $29,910,432.	$29,323,793	29,323,793

Total Repurchase Agreement (Cost $29,323,793)		29,323,793

Total Investments (Cost $653,004,743)		771,341,639
Net Other Assets (Liabilities) - (0.2)%		(1,614,339)

Net Assets - 100.0%		$769,727,300

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$740,477,239	$—	$—	$740,477,239
Other Investment Company	1,540,607	—	—	1,540,607
Repurchase Agreement	—	29,323,793	—	29,323,793

Total Investments	$742,017,846	$29,323,793	$—	$771,341,639

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $15,451,244, collateralized by cash collateral of $1,540,607 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $14,281,876. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2022.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Sustainable Bond

(unaudited)

MARKET ENVIRONMENT

The macroeconomic story of the fiscal year ended October 31, 2022, was persistently high inflation and the efforts of the U.S. Federal Reserve (“Fed”) to tame it. Despite fears of new shutdowns and further restrictions following the discovery of the COVID-19 omicron variant in November 2021, the Fed was undeterred from formally announcing its plans to accelerate tapering of Treasury and Agency purchases in December 2021 and ending them entirely in March 2022.

By April, the omicron variant had ceded headlines to the stinging inflation story, hawkish Fed and Russia-Ukraine war. There was also a brief inversion of the U.S. Treasury yield curve, signaling we are firmly in a late-cycle economy and fueling concerns of an impending recession. Rapidly rising inflation and other macro and geopolitical headwinds contributed to exceptional volatility in fixed income markets throughout the fiscal year.

Broad underlying price pressures continued to point to hawkishness by the Fed. After already hiking rates at the prior four meetings, the Federal Open Market Committee again raised the fed funds rate by 75 basis points at its September meeting, bringing the target range to 3.00% to 3.25%. At the end of the period, the median dot plot expectation for the end of 2022 fed funds rate was 4.4%.

Employment reports showed continuing strength in the labor market throughout the fiscal year as payrolls grew, pushing the unemployment rate down. Importantly, the labor force participation rate continued to climb higher mid-year as people moved off the sidelines and re-engaged in the labor market. By the close of the fiscal year, the unemployment rate had fallen to 3.5%; however, the labor force participation rate fell, indicating the pace of job growth has been slowing as the economy inches toward cooling.

The close of the fiscal year saw U.S. Gross Domestic Product increase at a stronger-than-expected annualized rate of 2.6%. This increase was largely driven by a 2.8 percentage point contribution from net exports—its largest contribution in over 40 years.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Sustainable Bond (Class I) returned -17.80%. By comparison, its benchmark, the Bloomberg US Aggregate Bond Index, returned -15.68%.

STRATEGY REVIEW

Although the Fund remained overweight spread-based assets during the fiscal year, overall portfolio risk was slightly reduced over the past fiscal year, as the chance of the Fed being able to navigate a soft landing for the economy became less and less likely, in the view of the portfolio managers. While still overweight investment grade corporate credit relative to the benchmark, exposure to BBB-rated credits was reduced during the fiscal year given increased expectations of deteriorating profit margins in the future. The Fund remained invested in certain off-index securitized credit sectors like solar asset-backed securities (“ABS”), which offer attractive excess spread, generally solid underlying asset trends and strong structural protections. Finally, the Fund continued to opportunistically invest in select high yield corporate credit and emerging markets debt that align with the Fund’s sustainability criteria and have attractive risk-adjusted investment profiles.

From a duration perspective, the Fund’s underweight to the benchmark increased over the first half of the fiscal year given expectations of a move higher in rates. Over the latter half of the fiscal year, the Fund slightly reduced the short duration position due to growing economic headwinds and more attractive yields.

The largest contributors to Fund performance in the fiscal year compared to the Fund’s benchmark, the Bloomberg US Aggregate Bond Index, were the duration underweight and positioning across the curve. Excess yield also contributed positively to relative performance, while spread factors were a detractor.

At an asset class level on an ex-duration basis, security selection in asset-backed and government securities, along with an overall underweight allocation to government securities were the largest detractors to relative returns. The Fund’s overweight allocation to asset-backed securities and security selection in investment grade corporate credit were the largest contributors.

Transamerica Funds	Annual Report 2022

Transamerica Sustainable Bond

(unaudited)

STRATEGY REVIEW (continued)

Performance of the Fund over the fiscal year lagged the benchmark, as certain sectors and issuers that lack alignment with the Fund’s sustainability objective outperformed the broader market, such as energy, airlines and certain sub-sectors of ABS and commercial mortgage-backed securities. While there can be periods where the inherent bias of a sustainable strategy can impact relative performance, the sub-adviser believes that over the long term aligning with sustainable megatrends may offer opportunities to outperform the broader fixed income market.

Bradley D. Doyle, CFA

Charles Foster, CFA

James Rich

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	46.0%
U.S. Government Agency Obligations	15.8
Asset-Backed Securities	15.3
Commercial Paper	12.3
Mortgage-Backed Securities	10.1
U.S. Government Obligations	7.1
Other Investment Company	4.4
Foreign Government Obligations	1.8
Short-Term U.S. Government Agency Obligation	1.3
Loan Assignments	1.1
Net Other Assets (Liabilities)	(15.2)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	8.20
Duration †	5.94

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	24.2%
AAA	6.9
AA	6.5
A	18.8
BBB	21.3
BB	12.4
B	1.3
CCC and Below	0.3
Not Rated	23.5
Net Other Assets (Liabilities)	(15.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.
†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.
‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2022

Transamerica Sustainable Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	10 Year or Since Inception	Inception Date
Class I (NAV)	(17.80)%	(8.97)%	07/31/2020
Bloomberg US Aggregate Bond Index (A)	(15.68)%	(8.00)%
Class I2 (NAV)	(17.92)%	(9.00)%	07/31/2020

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-back securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Fund may also go down. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. These risks are described in more detail in the prospectus. Applying the sub-adviser’s ESG criteria to its investment analysis for the Fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and therefore the Fund may forgo some investment opportunities available to funds that do not use ESG criteria. Securities of companies with what are defined by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment. ESG ratings and assessments of issuers can vary across third party data providers.

Transamerica Funds	Annual Report 2022

Transamerica Sustainable Bond

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES - 15.3%
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 08/15/2046 (A)	$200,000	$167,397
DataBank Issuer
Series 2021-1A, Class A2,
2.06%, 02/27/2051 (A)	125,000	106,647
Series 2021-2A, Class A2,
2.40%, 10/25/2051 (A)	100,000	85,883
GoodLeap Sustainable Home Solutions Trust
Series 2021-4GS, Class A,
1.93%, 07/20/2048 (A)	85,199	66,668
Series 2021-5CS, Class A,
2.31%, 10/20/2048 (A)	109,776	76,600
Series 2022-1GS, Class B,
2.94%, 01/20/2049 (A)	114,575	82,818
Loanpal Solar Loan Ltd.
Series 2020-2GF, Class A,
2.75%, 07/20/2047 (A)	173,517	142,295
Series 2021-1GS, Class A,
2.29%, 01/20/2048 (A)	69,879	56,837
Series 2021-2GS, Class A,
2.22%, 03/20/2048 (A)	50,237	39,607
Luminace ABS Issuer LLC Series 2022-1, Class A, 4.88%, 07/31/2062 (A)	169,465	144,276
MMAF Equipment Finance LLC Series 2020-A, Class A5, 1.56%, 10/09/2042 (A)	186,000	157,301
Mosaic Solar Loan Trust Series 2021-3A, Class B, 1.92%, 06/20/2052 (A)	87,906	70,472
OneMain Financial Issuance Trust Series 2022-S1, Class A, 4.13%, 05/14/2035 (A)	135,000	125,817
ServiceMaster Funding LLC
Series 2020-1, Class A2II,
3.34%, 01/30/2051 (A)	122,813	90,920
Series 2021-1, Class A2II,
3.11%, 07/30/2051 (A)	118,500	82,734
SoFi Professional Loan Program LLC
Series 2016-C, Class B,
3.35% (B), 05/25/2037 (A)	100,000	94,562
Series 2016-D, Class B,
3.23% (B), 01/25/2039 (A)	100,000	91,558
Series 2017-A, Class A2B,
2.40%, 03/26/2040 (A)	12,944	12,808
Series 2019-C, Class BFX,
3.05%, 11/16/2048 (A)	261,000	198,275
Sunnova Helios IV Issuer LLC Series 2020-AA, Class A, 2.98%, 06/20/2047 (A)	209,384	176,144
Sunnova Sol II Issuer LLC Series 2020-2A, Class A, 2.73%, 11/01/2055 (A)	132,875	101,800
Sunnova Sol III Issuer LLC Series 2021-1, Class A, 2.58%, 04/28/2056 (A)	137,497	110,621
Sunrun Demeter Issuer LLC Series 2021-2A, Class A, 2.27%, 01/30/2057 (A)	118,936	90,812

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Sunrun Vulcan Issuer LLC Series 2021-1A, Class A, 2.46%, 01/30/2052 (A)	$ 117,018	$ 93,630
Towd Point Mortgage Trust
Series 2018-3, Class A1,
3.75% (B), 05/25/2058 (A)	141,319	132,178
Series 2018-5, Class A1A,
3.25% (B), 07/25/2058 (A)	50,473	48,186
Vantage Data Centers Issuer LLC
Series 2020-1A, Class A2,
1.65%, 09/15/2045 (A)	180,000	157,754
Series 2021-1A, Class A2,
2.17%, 10/15/2046 (A)	125,000	107,774
Vivint Solar Financing VII LLC Series 2020-1A, Class A, 2.21%, 07/31/2051 (A)	229,713	184,349

Total Asset-Backed Securities (Cost $3,805,223)		3,096,723

CORPORATE DEBT SECURITIES - 46.0%
Auto Components - 0.3%
BorgWarner, Inc. 4.38%, 03/15/2045	90,000	64,144

Automobiles - 1.1%
Ford Motor Co. 3.25%, 02/12/2032	130,000	97,354
General Motors Co. 5.60%, 10/15/2032	141,000	127,850

		225,204

Banks - 8.8%
Bank of America Corp. Fixed until 10/22/2024, 2.46% (B), 10/22/2025	202,000	188,434
BNP Paribas SA 4.38%, 09/28/2025 (A)	200,000	185,947
BPCE SA Fixed until 10/19/2026, 2.05% (B), 10/19/2027 (A)	250,000	207,590
Citigroup, Inc. Fixed until 05/15/2023, 1.68% (B), 05/15/2024	220,000	215,186
Huntington National Bank 3.55%, 10/06/2023	250,000	246,094
Intesa Sanpaolo SpA Fixed until 06/01/2031, 4.20% (B), 06/01/2032 (A)	200,000	135,275
PNC Bank NA 4.05%, 07/26/2028	250,000	226,826
UniCredit SpA Fixed until 06/03/2031, 3.13% (B), 06/03/2032 (A) (C)	200,000	140,792
US Bancorp 3.10%, 04/27/2026	250,000	231,749

		1,777,893

Biotechnology - 0.5%
AbbVie, Inc.
3.20%, 05/14/2026	20,000	18,629
4.05%, 11/21/2039	20,000	16,060

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Sustainable Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Biotechnology (continued)
Amgen, Inc. 3.13%, 05/01/2025	$ 40,000	$ 38,222
Gilead Sciences, Inc. 3.65%, 03/01/2026	20,000	18,962

		91,873

Building Products - 0.7%
Carlisle Cos., Inc. 2.75%, 03/01/2030	110,000	88,709
Cornerstone Building Brands, Inc. 6.13%, 01/15/2029 (A)	90,000	55,866

		144,575

Capital Markets - 2.4%
Deutsche Bank AG 1.69%, 03/19/2026	265,000	227,264
Goldman Sachs Group, Inc. Fixed until 06/15/2026, 4.39% (B), 06/15/2027	133,000	124,968
Morgan Stanley Fixed until 10/21/2024, 0.86% (B), 10/21/2025	140,000	126,243

		478,475

Chemicals - 1.6%
Huntsman International LLC 4.50%, 05/01/2029	80,000	69,632
Orbia Advance Corp. SAB de CV 5.88%, 09/17/2044 (D)	200,000	153,887
PPG Industries, Inc. 2.55%, 06/15/2030	50,000	40,618
Sherwin-Williams Co. 4.50%, 06/01/2047	80,000	62,986

		327,123

Commercial Services & Supplies - 0.4%
Waste Management, Inc. 3.13%, 03/01/2025	80,000	77,153

Construction & Engineering - 0.7%
IHS Holding Ltd. 5.63%, 11/29/2026 (A)	200,000	150,640

Construction Materials - 0.9%
Advanced Drainage Systems, Inc. 5.00%, 09/30/2027 (A)	190,000	176,176

Containers & Packaging - 1.2%
Cascades, Inc. / Cascades USA, Inc.
5.13%, 01/15/2026 (A)	59,000	53,020
5.38%, 01/15/2028 (A)	88,000	75,262
Sonoco Products Co.
2.25%, 02/01/2027	79,000	69,144
2.85%, 02/01/2032	55,000	42,862

		240,288

Diversified Financial Services - 1.2%
United Wholesale Mortgage LLC 5.50%, 11/15/2025 (A)	130,000	116,711
USAA Capital Corp. 2.13%, 05/01/2030 (A)	150,000	118,817

		235,528

Diversified Telecommunication Services - 1.8%
Network i2i Ltd. Fixed until 01/15/2025 (E), 5.65% (B) (D)	200,000	176,000

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc. 3.88%, 02/08/2029	$ 200,000	$ 181,102

		357,102

Electric Utilities - 3.1%
Duke Energy Carolinas LLC 3.95%, 11/15/2028	110,000	102,442
Enel Finance International NV 2.25%, 07/12/2031 (A) (C)	200,000	135,559
NextEra Energy Capital Holdings, Inc. 3.55%, 05/01/2027 (C)	120,000	110,441
Niagara Mohawk Power Corp. 1.96%, 06/27/2030 (A)	70,000	53,040
Northern States Power Co. 2.60%, 06/01/2051	70,000	41,471
Pattern Energy Operations LP / Pattern Energy Operations, Inc. 4.50%, 08/15/2028 (A)	91,000	81,672
Southern Power Co. 0.90%, 01/15/2026	130,000	112,481

		637,106

Electrical Equipment - 0.3%
Eaton Corp. 4.15%, 03/15/2033	70,000	62,103

Energy Equipment & Services - 0.9%
Investment Energy Resources Ltd. 6.25%, 04/26/2029 (A)	200,000	168,282
Sunnova Energy Corp. 5.88%, 09/01/2026 (A) (C)	21,000	18,480

		186,762

Equity Real Estate Investment Trusts - 4.9%
American Tower Corp. 3.60%, 01/15/2028	80,000	70,818
Crown Castle, Inc.
2.90%, 04/01/2041	80,000	50,391
3.30%, 07/01/2030	50,000	41,666
Digital Realty Trust LP 3.70%, 08/15/2027	140,000	126,857
HAT Holdings I LLC / HAT Holdings II LLC 6.00%, 04/15/2025 (A)	197,000	187,806
Healthpeak Properties, Inc. 3.50%, 07/15/2029	90,000	77,595
Prologis LP 4.63%, 01/15/2033	141,000	130,553
SBA Tower Trust 3.45%, 03/15/2048 (A)	125,000	123,770
UDR, Inc. 3.10%, 11/01/2034	80,000	58,529
Ventas Realty LP 3.50%, 02/01/2025	130,000	123,386

		991,371

Food & Staples Retailing - 2.4%
Alimentation Couche-Tard, Inc. 3.63%, 05/13/2051 (A)	131,000	82,132
InRetail Consumer 3.25%, 03/22/2028 (A)	200,000	158,150
Sysco Corp. 3.30%, 07/15/2026 - 02/15/2050	210,000	173,730

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Sustainable Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing (continued)
Walmart, Inc. 1.80%, 09/22/2031	$ 102,000	$ 80,577

		494,589

Food Products - 0.9%
Danone SA 2.95%, 11/02/2026 (A)	200,000	182,695

Health Care Equipment & Supplies - 0.3%
Koninklijke Philips NV 6.88%, 03/11/2038	60,000	60,827

Household Durables - 0.9%
Century Communities, Inc. 6.75%, 06/01/2027	56,000	53,466
D.R. Horton, Inc. 2.60%, 10/15/2025 (C)	70,000	63,899
Meritage Homes Corp. 5.13%, 06/06/2027	66,000	59,252

		176,617

Household Products - 0.7%
Kimberly-Clark Corp. 3.10%, 03/26/2030	80,000	70,029
Procter & Gamble Co. 2.45%, 11/03/2026	80,000	73,486

		143,515

Independent Power & Renewable Electricity Producers - 0.1%
Clearway Energy Operating LLC 3.75%, 02/15/2031 (A)	30,000	25,050

Interactive Media & Services - 0.1%
Alphabet, Inc. 1.10%, 08/15/2030	40,000	30,703

IT Services - 0.2%
International Business Machines Corp. 3.30%, 01/27/2027	35,000	32,437

Life Sciences Tools & Services - 0.4%
Danaher Corp. 3.35%, 09/15/2025	80,000	76,429

Metals & Mining - 0.4%
Big River Steel LLC / BRS Finance Corp. 6.63%, 01/31/2029 (A)	90,000	84,641

Multi-Utilities - 1.4%
Consolidated Edison Co. of New York, Inc. 3.35%, 04/01/2030	110,000	95,229
Dominion Energy, Inc. 2.25%, 08/15/2031 (C)	130,000	99,871
Public Service Co. of Colorado 4.10%, 06/15/2048	110,000	85,412

		280,512

Personal Products - 1.2%
Natura Cosmeticos SA 4.13%, 05/03/2028 (A)	200,000	155,744
Unilever Capital Corp. 2.00%, 07/28/2026	100,000	89,879

		245,623

Pharmaceuticals - 1.2%
AstraZeneca PLC 4.00%, 01/17/2029	60,000	56,420

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Eli Lilly & Co. 2.75%, 06/01/2025	$ 40,000	$ 38,099
GlaxoSmithKline Capital, Inc. 3.63%, 05/15/2025	40,000	38,752
Merck & Co., Inc. 3.70%, 02/10/2045	40,000	30,945
Pfizer, Inc. 4.20%, 09/15/2048	40,000	33,671
Sanofi 3.38%, 06/19/2023	40,000	39,643

		237,530

Semiconductors & Semiconductor Equipment - 0.7%
Intel Corp. 3.73%, 12/08/2047	140,000	97,062
NXP BV / NXP Funding LLC / NXP USA, Inc. 3.40%, 05/01/2030 (C)	50,000	41,460

		138,522

Software - 0.6%
Microsoft Corp. 3.30%, 02/06/2027	130,000	123,526

Technology Hardware, Storage & Peripherals - 1.5%
Apple, Inc. 3.00%, 06/20/2027	130,000	120,950
Dell International LLC / EMC Corp.
6.02%, 06/15/2026	70,000	69,856
6.20%, 07/15/2030	70,000	68,520
Hewlett Packard Enterprise Co. 4.90%, 10/15/2025	40,000	39,255

		298,581

Trading Companies & Distributors - 0.4%
Boise Cascade Co. 4.88%, 07/01/2030 (A)	92,000	76,961

Water Utilities - 0.5%
American Water Capital Corp. 3.45%, 06/01/2029	110,000	97,110

Wireless Telecommunication Services - 1.3%
Empresa Nacional de Telecomunicaciones SA 3.05%, 09/14/2032 (A)	150,000	108,527
Vmed O2 Financing I PLC 4.75%, 07/15/2031 (A) (C)	200,000	162,232

		270,759

Total Corporate Debt Securities (Cost $11,496,322)		9,300,143

FOREIGN GOVERNMENT OBLIGATIONS - 1.8%
Chile - 0.8%
Chile Government International Bonds 4.34%, 03/07/2042	200,000	154,373

Colombia - 0.4%
Colombia Government International Bonds 7.38%, 09/18/2037	100,000	84,236

Panama - 0.2%
Panama Government International Bonds 6.70%, 01/26/2036	53,000	51,953

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Sustainable Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Republic of South Africa - 0.4%
Republic of South Africa Government International Bonds 6.25%, 03/08/2041	$ 100,000	$ 76,000

Total Foreign Government Obligations (Cost $514,780)		366,562

LOAN ASSIGNMENTS - 1.1%
Commercial Services & Supplies - 0.2%
GFL Environmental, Inc. Term Loan, 3-Month LIBOR + 3.00%, 7.41% (B), 05/30/2025	39,630	39,375

Communications Equipment - 0.5%
CommScope, Inc. Term Loan B, 1-Month LIBOR + 3.25%, 7.00% (B), 04/06/2026	108,325	103,071

Machinery - 0.4%
Vertiv Group Corp. Term Loan B, 1-Month LIBOR + 2.75%, 5.88% (B), 03/02/2027	88,203	84,851

Total Loan Assignments (Cost $235,469)		227,297

MORTGAGE-BACKED SECURITIES - 10.1%
280 Park Avenue Mortgage Trust Series 2017-280P, Class E, 1-Month LIBOR + 2.12%, 5.42% (B), 09/15/2034 (A)	145,000	133,677
BBCMS Trust Series 2015-MSQ, Class B, 3.89%, 09/15/2032 (A)	200,000	199,531
Benchmark Mortgage Trust Series 2020-IG3, Class B, 3.29% (B), 09/15/2048 (A)	175,000	135,501
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class D, 1-Month LIBOR + 1.75%, 5.16% (B), 12/15/2037 (A)	115,000	109,823
DOLP Trust Series 2021-NYC, Class C, 3.53%, 05/10/2041 (A)	250,000	185,839
Eleven Madison Mortgage Trust Series 2015-11MD, Class A, 3.55% (B), 09/10/2035 (A)	143,000	131,543
Grace Trust Series 2020-GRCE, Class D, 2.68% (B), 12/10/2040 (A)	250,000	167,252
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2019-OSB, Class A,
3.40%, 06/05/2039 (A)	80,000	67,662
Series 2019-OSB, Class C,
3.75% (B), 06/05/2039 (A)	174,000	144,283
Series 2022-OPO, Class C,
3.45% (B), 01/05/2039 (A)	140,000	111,472

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Manhattan West Mortgage Trust Series 2020-1MW, Class B, 2.34% (B), 09/10/2039 (A)	$ 185,000	$ 150,910
One Bryant Park Trust Series 2019-OBP, Class A, 2.52%, 09/15/2054 (A)	160,000	127,403
SLG Office Trust Series 2021-OVA, Class D, 2.85%, 07/15/2041 (A)	130,000	93,323
Towd Point Mortgage Trust Series 2019-4, Class A1, 2.90% (B), 10/25/2059 (A)	140,650	128,161
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (A)	170,000	144,003

Total Mortgage-Backed Securities (Cost $2,538,718)		2,030,383

U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.8%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
3.51%, 03/25/2029	225,000	208,394
3.90%, 04/25/2028	418,000	399,344
Federal National Mortgage Association 0.88%, 08/05/2030 (C)	239,000	183,345
Uniform Mortgage-Backed Security
2.00%, TBA (F)	800,000	631,125
2.50%, TBA (F)	1,280,000	1,083,639
3.00%, TBA (F)	400,000	339,734
3.50%, TBA (F)	400,000	351,891

Total U.S. Government Agency Obligations (Cost $3,475,641)		3,197,472

U.S. GOVERNMENT OBLIGATIONS - 7.1%
U.S. Treasury - 7.1%
U.S. Treasury Bonds
1.75%, 08/15/2041	110,000	71,504
2.00%, 08/15/2051	1,074,000	673,222
2.25%, 02/15/2052	238,000	158,754
2.88%, 05/15/2052	475,000	366,715
3.38%, 08/15/2042	200,000	171,906

Total U.S. Government Obligations (Cost $2,001,986)		1,442,101

COMMERCIAL PAPER - 12.3%
Banks - 3.7%
DNB Bank ASA
2.69% (G), 11/07/2022	500,000	499,673
3.36% (G), 11/23/2022	250,000	249,448

		749,121

Chemicals - 1.2%
Ecolab, Inc. 4.02% (G), 11/21/2022	250,000	249,428

Health Care Providers & Services - 4.9%
Roche Holdings, Inc. 3.42% (G), 12/19/2022	1,000,000	994,776

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Sustainable Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
COMMERCIAL PAPER (continued)
Water Utilities - 2.5%
American Water Capital Corp.
3.40% (G), 11/10/2022	$ 250,000	$ 249,750
3.41% (G), 11/10/2022	250,000	249,750

		499,500

Total Commercial Paper (Cost $2,493,843)		2,492,825

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATION - 1.3%
Federal Home Loan Bank Discount Notes 2.63% (G), 11/09/2022	250,000	249,794

Total Short-Term U.S. Government Agency Obligation (Cost $249,857)		249,794

	Shares	Value
OTHER INVESTMENT COMPANY - 4.4%
Securities Lending Collateral - 4.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (G)	894,466	$ 894,466

Total Other Investment Company (Cost $894,466)		894,466

Total Investments (Cost $27,706,305)		23,297,766
Net Other Assets (Liabilities) - (15.2)%		(3,073,825)

Net Assets - 100.0%		$20,223,941

INVESTMENT VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$3,096,723	$—	$3,096,723
Corporate Debt Securities	—	9,300,143	—	9,300,143
Foreign Government Obligations	—	366,562	—	366,562
Loan Assignments	—	227,297	—	227,297
Mortgage-Backed Securities	—	2,030,383	—	2,030,383
U.S. Government Agency Obligations	—	3,197,472	—	3,197,472
U.S. Government Obligations	—	1,442,101	—	1,442,101
Commercial Paper	—	2,492,825	—	2,492,825
Short-Term U.S. Government Agency Obligation	—	249,794	—	249,794
Other Investment Company	894,466	—	—	894,466

Total Investments	$894,466	$22,403,300	$—	$23,297,766

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the total value of 144A securities is $8,347,943, representing 41.3% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $875,608, collateralized by cash collateral of $894,466. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2022, the total value of Regulation S securities is $329,887, representing 1.6% of the Fund’s net assets.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2022. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(G)	Rates disclosed reflect the yields at October 31, 2022.
(H)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Sustainable Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Sustainable Equity Income

(unaudited)

MARKET ENVIRONMENT

The market environment changed significantly over the one-year period ended October 31, 2022, resulting in tough conditions for most asset classes, U.S. equities included. The tail end of 2021 saw central banks around the world, most notably the U.S. Federal Reserve (“Fed”), acknowledge that inflation was more than just a temporary feature and that they would have to implement an abrupt change in policy from the ultra-low interest rate environment that had characterized the past few years.

The Fed’s aim in raising rates was to cool inflation but it caused investors to worry that the rate-hiking cycle could end in a recession, thus hurting economic growth and company profitability. In addition, while employment data remained extremely robust, the combination of inflation and rising rates squeezed consumer disposable incomes. Taken together, these factors weighed on equity markets.

Despite the above, corporate earnings did not have the significant impacts that share price moves appeared to have anticipated. While earnings growth decelerated through the period, it was still in positive territory and the impact on margins was not as bad as feared. All in all, this meant that the decrease in stock prices was more a result of the valuation of the market coming down, as opposed to a real deterioration in corporate financial performance and company fundamentals.

Against this backdrop, several sectors fell sharply, most notably information technology, which had been a very strong performer in recent years. Significant decreases were also recorded in real estate and consumer discretionary, both of which were exposed to the impact of rising interest rates. In contrast, traditionally defensive sectors of the market, such as utilities, consumer staples and health care offered some shelter. However, the real standout performer was energy. Buoyed by high oil prices, the sector was more than 50% ahead of the second-best performing sector.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Sustainable Equity Income (Class A) returned -14.38%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Value Index, returned -7.00%.

STRATEGY REVIEW

While the Fund significantly lagged its benchmark during the fiscal year ended October 31, 2022, it consistently delivered a yield premium to the broad U.S. equity market, which provided an important source of returns in volatile market conditions.

The Fund looks to invest in quality companies that pay attractive and well-covered dividends from strong balance sheets. The sub-adviser focuses on companies that we view as having a favorable sustainability profile. We avoid investments in issuers, industries or sectors that are wholly inconsistent with our sustainable investing philosophy. The sustainability exclusions had a negative effect on performance, principally due to our exclusion of energy stocks. As mentioned above, this sector was by far the best performer in the market and not investing in the sector accounted for over half of the relative underperformance.

In addition, from a sector allocation perspective, being overweight technology and consumer discretionary and underweight health care were also headwinds to relative performance. That said, stock selection within technology and health care was notably strong, and more than offset the drag from allocation.

At the stock level, the biggest relative detractor was Taiwan Semiconductor Manufacturing Co. Ltd. The company continued to achieve good results but suffered from weaker sentiment toward the semiconductor sector in general due to the deteriorating economic backdrop. Several holdings exposed to consumer spending also detracted from performance. Examples included Stanley Black & Decker, Inc., Hanesbrands, Inc., Best Buy Co., Inc. and Target Corp. Exposure to this area of the market was reduced.

On the positive side, Steel Dynamics, Inc. was the top contributor, as it benefited from the extremely strong pricing and demand conditions for steel. There were also strong contributions from health-care holdings, Gilead Sciences, Inc. and Merck & Co., Inc., as well as MetLife, Inc. and Progressive Corp. in financials.

We sought to reduce cyclicality in the Fund by trimming stocks with consumer-related exposure, as well as some industrials. We also exited companies in which there were concerns over the strength of the balance sheet in a rising-rate environment. The proceeds were used to add to defensive holdings, including stocks in health care and utilities.

Mark Peden, CFA

Robin Black

Co-Portfolio Managers

Aegon Asset Management UK plc

Transamerica Funds	Annual Report 2022

Transamerica Sustainable Equity Income

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.6%
Repurchase Agreement	1.4
Net Other Assets (Liabilities)	0.0 *
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2022

Transamerica Sustainable Equity Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(19.05)%	0.35%	6.01%	01/04/2013
Class A (NAV)	(14.38)%	1.50%	6.62%	01/04/2013
Russell 1000® Value Index (A)	(7.00)%	7.21%	10.00%
Class C (POP)	(15.98)%	0.61%	5.72%	01/04/2013
Class C (NAV)	(15.26)%	0.61%	5.72%	01/04/2013
Class I (NAV)	(13.84)%	1.81%	6.87%	01/04/2013
Class I2 (NAV)	(14.23)%	1.77%	6.90%	01/04/2013
Class R6 (NAV)	(14.23)%	1.77%	4.01%	05/29/2015

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Focused funds are less diversified than other mutual funds; therefore, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases the risks associated with investing in the Fund. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock considered undervalued is actually appropriately priced. Dividend income may vary depending on market performance and is not guaranteed. A company’s future ability to pay dividends may be limited. Applying the sub-adviser’s ESG criteria to its investment analysis for the Fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and therefore the Fund may forgo some investment opportunities available to funds that do not use ESG criteria. Securities of companies with what are defined by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment. ESG ratings and assessments of issuers can vary across third-party data providers.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2022

Transamerica Sustainable Equity Income

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
COMMON STOCKS - 98.6%
Banks - 7.5%
Citizens Financial Group, Inc.	243,692	$9,967,003
First Republic Bank	44,191	5,307,339
US Bancorp	139,056	5,902,927

		21,177,269

Biotechnology - 3.7%
Gilead Sciences, Inc.	133,710	10,490,887

Capital Markets - 5.0%
CME Group, Inc.	42,658	7,392,631
State Street Corp.	88,909	6,579,266

		13,971,897

Chemicals - 3.7%
Air Products & Chemicals, Inc.	24,523	6,140,559
Albemarle Corp.	15,325	4,289,008

		10,429,567

Commercial Services & Supplies - 3.3%
Republic Services, Inc.	69,673	9,240,033

Communications Equipment - 2.3%
Cisco Systems, Inc.	141,423	6,424,847

Containers & Packaging - 1.0%
Packaging Corp. of America	24,344	2,926,392

Diversified Telecommunication Services - 2.3%
Verizon Communications, Inc.	176,520	6,596,552

Electrical Equipment - 4.1%
Emerson Electric Co.	82,037	7,104,404
Schneider Electric SE, ADR	180,934	4,575,821

		11,680,225

Equity Real Estate Investment Trusts - 3.6%
American Tower Corp.	16,810	3,482,864
Digital Realty Trust, Inc.	30,263	3,033,866
Weyerhaeuser Co.	121,458	3,756,696

		10,273,426

Food Products - 2.3%
McCormick & Co., Inc.	83,870	6,595,537

Health Care Equipment & Supplies - 1.8%
Medtronic PLC	59,375	5,185,813

Health Care Providers & Services - 2.3%
Elevance Health, Inc.	11,937	6,526,793

Household Products - 3.5%
Colgate-Palmolive Co.	71,350	5,268,484
Kimberly-Clark Corp.	36,235	4,509,808

		9,778,292

Independent Power & Renewable Electricity Producers - 1.9%
AES Corp.	207,481	5,427,703

Insurance - 7.3%
Cincinnati Financial Corp.	60,030	6,202,300
MetLife, Inc.	120,236	8,802,477
Progressive Corp.	42,642	5,475,233

		20,480,010

IT Services - 2.8%
Automatic Data Processing, Inc.	32,211	7,785,399

Leisure Products - 1.0%
Hasbro, Inc.	42,770	2,790,743

	Shares	Value
COMMON STOCKS (continued)
Machinery - 6.7%
AGCO Corp.	49,333	$ 6,125,679
Cummins, Inc.	28,544	6,979,293
Xylem, Inc.	56,466	5,783,812

		18,888,784

Media - 2.5%
Omnicom Group, Inc.	97,668	7,105,347

Metals & Mining - 3.0%
Steel Dynamics, Inc.	88,550	8,328,127

Multiline Retail - 1.6%
Target Corp.	27,272	4,479,426

Pharmaceuticals - 8.9%
AstraZeneca PLC, ADR	113,988	6,703,634
Bristol-Myers Squibb Co.	111,794	8,660,681
Merck & Co., Inc.	97,373	9,854,148

		25,218,463

Professional Services - 2.3%
RELX PLC, ADR	239,486	6,456,543

Road & Rail - 2.1%
Union Pacific Corp.	30,062	5,926,423

Semiconductors & Semiconductor Equipment - 6.2%
Broadcom, Inc.	16,312	7,668,598
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	75,291	4,634,161
Texas Instruments, Inc.	32,856	5,277,659

		17,580,418

Software - 2.2%
Microsoft Corp.	26,503	6,152,141

Specialty Retail - 1.1%
Best Buy Co., Inc.	46,554	3,184,759

Water Utilities - 2.6%
Essential Utilities, Inc.	164,670	7,281,707

Total Common Stocks (Cost $275,170,001)		278,383,523

	Principal	Value
REPURCHASE AGREEMENT - 1.4%
Fixed Income Clearing Corp., 1.10% (A), dated 10/31/2022, to be repurchased at $4,016,343 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.30%, due 04/27/2023, and with a value of $4,096,619.	$4,016,220	4,016,220

Total Repurchase Agreement (Cost $4,016,220)		4,016,220

Total Investments (Cost $279,186,221)		282,399,743
Net Other Assets (Liabilities) - 0.0% (B)		62,403

Net Assets - 100.0%		$282,462,146

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Sustainable Equity Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$278,383,523	$—	$—	$278,383,523
Repurchase Agreement	—	4,016,220	—	4,016,220

Total Investments	$278,383,523	$4,016,220	$—	$282,399,743

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at October 31, 2022.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Unconstrained Bond

(unaudited)

MARKET ENVIRONMENT

The fiscal year started off on a relatively firm tone with mostly positive earnings results across many sectors. We saw the first bout of increased volatility and spread widening toward the latter part of November 2021. Persistent inflation pressures increased uncertainty around central bank policy. The timing and magnitude of reductions in monthly asset purchases and the potential for subsequent rate hikes were at the forefront of investors’ minds. Early in 2022, we saw a sharp increase in U.S. Treasury yields, a spike in volatility, weak performance in equity markets, and wider spreads and lower prices in most fixed income asset classes. Overall, the narrative remained like that of the fourth quarter of 2021 – namely, a continued focus on how a more hawkish Federal Reserve (“Fed”) will combat inflation and on how COVID’s morphing from pandemic to endemic changes its financial risk implications. One new cloud was the growing potential for a military confrontation between Russia and Ukraine. This eventually escalated into Russia’s invasion of Ukraine in February 2022 and caused a spike in oil and other commodity prices.

Spread widening accelerated into the end of the second quarter as investors grew increasingly concerned that the tightening of central bank policy would send the U.S. into a recession. Consumer-related areas of corporate debt markets were particularly impacted. The Fed raised the Federal Funds Rate from 0.25% at the end of February 2022 to 1.75% at the end of June 2022 and indicated more and larger hikes were expected. The third quarter of 2022 was a tale of two halves with risk assets rallying sharply in the first half of the quarter only to retrace most of these gains in the second half of the quarter. Throughout July and the first three weeks of August, investors reacted to what was perceived as a somewhat dovish Fed pivot. However, this rally proved to be short-lived. Toward the end of August, Fed Chair Jerome Powell delivered an expectedly hawkish speech at the annual Jackson Hole conference with selling pressures intensifying in September after higher-than-expected inflation data was reported. Finally, in October 2022, the fiscal year ended on a positive tone for risk assets and credit spreads as investors digested better-than-feared earnings. However, U.S. Treasury rates continued to trade higher amid continued inflation concerns and poor liquidity conditions. The Fed continued to raise the Federal Funds Rate from 1.75% at the end of June to 4.00% at the beginning of November 2022.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Unconstrained Bond (Class I) returned -8.65%. By comparison, its benchmark, the ICE BofAML U.S. 3-Month Treasury Bill Index, returned 0.78%.

STRATEGY REVIEW

The Fund’s investment strategy has both top-down and bottom-up elements to it. The global multi-asset team sets top-down targets across all fixed income asset classes with a forward-looking intermediate-term investment horizon of nine to 18 months. These targets are expected to be reset two to six times per year depending upon the magnitude and frequency of changes in market conditions.

Once given these targets, the fixed income team has flexibility to make tactical adjustments depending on their bottom-up views of market sentiment, valuations and technicals given the backdrop of a shorter investment horizon. Finally, portfolio managers work with analysts in implementing bottom-up credit research and selecting individual issues for the Fund.

During the fiscal year, the Fund was most negatively impacted by an allocation to U.S. Treasury securities, an allocation to contingent convertibles and preferred securities, and an allocation to Chinese property credits. The Fund benefited from a hedged duration profile and a short position in U.S. Treasury futures during the first half of the fiscal year. From a security selection standpoint, selections among investment grade collateralized loan obligations’ debt tranches detracted from performance, while the Fund benefited from selection among long duration credit, emerging markets high-yield sovereign debt and high-yield corporate debt.

Peter Hu, CFA

Michael J. Kelly, CFA

Steven Oh, CFA

Robert A. Vanden Assem, CFA

Roberto Coronado

Gunter Seeger

Co-Portfolio Managers

PineBridge Investments LLC

Transamerica Funds	Annual Report 2022

Transamerica Unconstrained Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	35.5%
Corporate Debt Securities	18.0
Short-Term Investment Company	15.3
Asset-Backed Securities	12.5
Short-Term U.S. Government Obligations	9.0
Loan Assignments	7.5
Other Investment Company	0.8
Foreign Government Obligations	0.5
Common Stocks	0.5
Preferred Stock	0.2
Net Other Assets (Liabilities) ^	0.2
Total	100.0%

Fund Characteristics	Years
Average Maturity §	5.85
Duration †	3.27

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	44.5%
AAA	6.3
AA	7.2
A	2.6
BBB	4.3
BB	7.9
B	9.6
CCC and Below	0.6
Not Rated	16.8
Net Other Assets (Liabilities) ^	0.2
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2022

Transamerica Unconstrained Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(13.15)%	N/A	(2.96)%	10/01/2020
Class A (NAV)	(8.84)%	N/A	(0.67)%	10/01/2020
Class I (NAV)	(8.65)%	1.19%	2.24%	12/08/2014
ICE BofAML U.S. 3-Month Treasury Bill Index (A)	0.78%	1.16%	0.87%
Class I2 (NAV)	(8.69)%	1.27%	2.33%	12/08/2014

(A) The ICE BofAML U.S. 3-Month Treasury Bill Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for Class A shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fixed income securities and, therefore, the Fund, are subject to risks including credit risk, interest rate fluctuation risk, counterparty default risk, which is greater with respect to high-yield/non-investment grade bonds, prepayment risk, extension risk, valuation risk, and liquidity risk. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk and credit risk.

Transamerica Funds	Annual Report 2022

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Principal	Value
ASSET-BACKED SECURITIES - 12.5%
American Express Credit Account Master Trust Class A, Series 2022-3, 3.75%, 08/15/2027	$3,200,000	$3,086,636
Apidos CLO XLI Ltd. Class B1, Series 2022-41A, 3-Month Term SOFR + 3.00%, 0.00% (A), 10/20/2034 (B)	1,000,000	983,170
Apidos CLO XVIII Series 2018-18A, Class A2, 3-Month LIBOR + 1.40%, 5.72% (A), 10/22/2030 (B)	3,000,000	2,855,193
Barings CLO Ltd. Class A, Series 2022-2A, 3-Month Term SOFR + 1.80%, 4.28% (A), 07/15/2035 (B)	5,050,000	4,919,478
Benefit Street Partners CLO IV Ltd. Series 2014-IVA, Class ARRR, 3-Month LIBOR + 1.18%, 5.42% (A), 01/20/2032 (B)	4,250,000	4,136,325
Benefit Street Partners CLO XX Ltd. Series 2020-20A, Class BR, 3-Month LIBOR + 1.70%, 5.78% (A), 07/15/2034 (B)	3,950,000	3,667,970
Capital Four US CLO II Ltd. Class B, Series 2022-1A, 3-Month Term SOFR + 3.10%, 6.77% (A), 10/20/2030 (B)	1,500,000	1,460,619
Capital One Prime Auto Receivables Trust Series 2019-2, Class A4, 1.96%, 02/18/2025	1,000,000	986,791
Carlyle US CLO Ltd. Series 2017-1A, Class A2R, 3-Month LIBOR + 1.60%, 5.84% (A), 04/20/2031 (B)	6,675,000	6,260,135
Chase Issuance Trust Series 2022-A1, Class A, 3.97%, 09/15/2027	3,000,000	2,914,073
Citibank Credit Card Issuance Trust Series 2018-A7, Class A7, 3.96%, 10/13/2030	1,000,000	932,836
Columbia Cent CLO 31 Ltd. Series 2021-31A, Class B, 3-Month LIBOR + 1.55%, 5.79% (A), 04/20/2034 (B)	10,000,000	9,113,000
GM Financial Consumer Automobile Receivables Trust Series 2019-4, Class A4, 1.76%, 01/16/2025	5,000,000	4,906,510
Honda Auto Receivables Owner Trust
Class A4, Series 2022-2,
3.76%, 12/18/2028	400,000	385,425
Series 2020-3, Class A4, 0.46%, 04/19/2027	1,300,000	1,236,624
Invesco CLO Ltd. Series 2022-3A, Class B, 3-Month Term SOFR + 2.75%, 6.61% (A), 10/22/2035 (B)	1,000,000	971,002

	Principal	Value
ASSET-BACKED SECURITIES (continued)
LCM XXIV Ltd. Series 24A, Class AR, 3-Month LIBOR + 0.98%, 5.22% (A), 03/20/2030 (B)	$ 972,796	$ 950,861
Logan CLO II Ltd. Series 2021-2A, Class B, 3-Month LIBOR + 1.70%, 5.94% (A), 01/20/2035 (B)	2,500,000	2,338,250
Mercedes-Benz Auto Receivables Trust Series 2019-1, Class A4, 2.04%, 01/15/2026	2,600,000	2,560,983
Octagon Investment Partners 44 Ltd. Series 2019-1A, Class BR, 3-Month LIBOR + 1.70%, 5.78% (A), 10/15/2034 (B)	3,000,000	2,791,500
Silver Rock CLO II Ltd. Series 2021-2A, Class B1, 3-Month LIBOR + 1.90%, 6.14% (A), 01/20/2035 (B)	2,298,000	2,104,968
Sixth Street CLO XX Ltd. Series 2021-20A, Class B, 3-Month LIBOR + 1.65%, 5.89% (A), 10/20/2034 (B)	1,000,000	933,400
Symphony CLO 36 Ltd. Class A1, series 2022-36A, 3-Month Term SOFR + 2.05%, 5.71% (A), 10/24/2035 (B)	4,700,000	4,634,929
TCW CLO AMR Ltd. Series 2019-1A, Class BR, 3-Month LIBOR + 1.75%, 4.67% (A), 08/16/2034 (B)	7,900,000	7,444,170
TICP CLO XII Ltd. Series 2018-12A, Class BR, 3-Month LIBOR + 1.65%, 5.73% (A), 07/15/2034 (B)	6,650,000	6,209,105
Toyota Lease Owner Trust Series 2022-A, Class A3, 1.96%, 02/20/2025 (B)	3,500,000	3,359,608
Voya CLO Ltd. Series 2018-3A, Class A2, 3-Month LIBOR + 1.40%, 5.48% (A), 10/15/2031 (B)	5,200,000	4,924,291
Whitebox CLO I Ltd. Series 2019-1A, Class ANBR, 3-Month LIBOR + 1.70%, 6.02% (A), 07/24/2032 (B)	2,500,000	2,367,753

Total Asset-Backed Securities (Cost $93,523,583)		89,435,605

CORPORATE DEBT SECURITIES - 18.0%
Aerospace & Defense - 0.1%
Moog, Inc. 4.25%, 12/15/2027 (B)	172,000	153,080
Rolls-Royce PLC 5.75%, 10/15/2027 (B)	213,000	192,759
Spirit AeroSystems, Inc. 7.50%, 04/15/2025 (B)	227,000	220,539

		566,378

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Air Freight & Logistics - 0.1%
Cargo Aircraft Management, Inc. 4.75%, 02/01/2028 (B)	$ 244,000	$ 217,619
United Parcel Service, Inc. 3.90%, 04/01/2025	168,000	164,145

		381,764

Airlines - 0.1%
Air Canada 3.88%, 08/15/2026 (B)	185,000	163,692
American Airlines, Inc. 11.75%, 07/15/2025 (B)	460,000	503,066
British Airways Pass-Through Trust 2.90%, 09/15/2036 (B)	108,206	86,185
United Airlines, Inc. 4.63%, 04/15/2029 (B)	370,000	317,379

		1,070,322

Automobiles - 0.0% (C)
Ford Motor Co. 4.75%, 01/15/2043	272,000	189,783

Banks - 4.2%
Australia & New Zealand Banking Group Ltd. Fixed until 06/15/2026 (D), 6.75% (A) (B)	563,000	539,189
Banco Santander SA 2.71%, 06/27/2024	400,000	379,624
Bank Hapoalim BM Fixed until 01/21/2027, 3.26% (A), 01/21/2032 (E)	220,000	179,850
Bank of America Corp.
Fixed until 05/19/2023, 1.49% (A), 05/19/2024	915,000	894,041
Fixed until 10/22/2024, 2.46% (A), 10/22/2025	652,000	608,212
Fixed until 04/02/2025, 3.38% (A), 04/02/2026	71,000	66,648
Fixed until 03/08/2032, 3.85% (A), 03/08/2037	44,000	35,220
Fixed until 04/27/2032, 4.57% (A), 04/27/2033	85,000	75,256
Bank of Montreal 1.50%, 01/10/2025	415,000	380,556
Bank of Nova Scotia
Fixed until 02/04/2032, 4.59% (A), 05/04/2037	149,000	122,363
Fixed until 06/04/2025 (D), 4.90% (A)	2,187,000	2,027,879
BankUnited, Inc.
4.88%, 11/17/2025	223,000	214,623
5.13%, 06/11/2030	3,146,000	2,826,540
Barclays PLC Fixed until 12/15/2025 (D), 6.13% (A)	2,500,000	2,168,750
BNP Paribas SA Fixed until 08/16/2029 (D), 7.75% (A) (B)	3,125,000	2,946,360
Citigroup, Inc. Fixed until 06/01/2023, 4.04% (A), 06/01/2024	478,000	473,047

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Danske Bank AS
Fixed until 09/10/2024, 0.98% (A), 09/10/2025 (B)	$ 565,000	$ 506,810
Fixed until 12/20/2024, 3.24% (A), 12/20/2025 (B)	593,000	547,319
Fixed until 06/26/2025 (D), 7.00% (A) (E)	500,000	461,290
ING Groep NV Fixed until 11/16/2026 (D), 5.75% (A)	2,050,000	1,751,251
JPMorgan Chase & Co.
Fixed until 09/16/2023, 0.65% (A), 09/16/2024	338,000	322,623
Fixed until 11/08/2031, 2.55% (A), 11/08/2032	43,000	32,419
Fixed until 04/26/2025, 4.08% (A), 04/26/2026	215,000	206,430
Mitsubishi UFJ Financial Group, Inc. 2.19%, 02/25/2025	467,000	430,639
Mizuho Financial Group, Inc. Fixed until 09/13/2024, 2.56% (A), 09/13/2025	655,000	612,797
National Bank of Canada Fixed until 11/15/2023, 0.55% (A), 11/15/2024	392,000	371,465
NatWest Group PLC
Fixed until 03/22/2024, 4.27% (A), 03/22/2025	450,000	433,076
Fixed until 06/28/2031 (D), 4.60% (A)	562,000	362,857
Fixed until 12/29/2025 (D), 6.00% (A)	1,875,000	1,668,562
NatWest Markets PLC 3.48%, 03/22/2025 (B)	333,000	314,152
Signature Bank Fixed until 10/15/2025, 4.00% (A), 10/15/2030	929,000	843,494
Societe Generale SA Fixed until 11/18/2030 (D), 5.38% (A) (B)	1,765,000	1,278,480
Standard Chartered PLC Fixed until 08/15/2027 (D), 7.75% (A) (B)	2,000,000	1,827,500
Sumitomo Mitsui Trust Bank Ltd. 0.85%, 03/25/2024 (B)	399,000	373,412
SVB Financial Group
Fixed until 02/15/2031 (D), 4.10% (A)	1,378,000	848,520
Fixed until 04/29/2027, 4.35% (A), 04/29/2028	340,000	311,687
Texas Capital Bancshares, Inc. Fixed until 05/06/2026, 4.00% (A), 05/06/2031	500,000	432,862
UniCredit SpA Fixed until 06/03/2024 (D), 8.00% (A) (E)	2,000,000	1,867,500

		29,743,303

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages - 0.0% (C)
Constellation Brands, Inc. 4.35%, 05/09/2027	$ 43,000	$ 41,039
PepsiCo, Inc. 2.25%, 03/19/2025	257,000	242,026

		283,065

Biotechnology - 0.0% (C)
Grifols Escrow Issuer SA 4.75%, 10/15/2028 (B)	362,000	282,813

Building Products - 0.1%
LBM Acquisition LLC 6.25%, 01/15/2029 (B)	108,000	75,544
Park River Holdings, Inc. 6.75%, 08/01/2029 (B)	247,000	162,614
Standard Industries, Inc. 3.38%, 01/15/2031 (B)	295,000	220,719

		458,877

Capital Markets - 0.5%
Aretec Escrow Issuer, Inc. 7.50%, 04/01/2029 (B)	265,000	217,300
Charles Schwab Corp.
2.45%, 03/03/2027	58,000	51,697
3.85%, 05/21/2025	658,000	638,618
Credit Suisse Group AG Fixed until 02/11/2027 (D), 5.25% (A) (B)	1,667,000	1,180,854
Deutsche Bank AG Fixed until 09/18/2023, 2.22% (A), 09/18/2024	429,000	406,396
ION Trading Technologies SARL 5.75%, 05/15/2028 (B)	450,000	357,750
LPL Holdings, Inc. 4.00%, 03/15/2029 (B)	209,000	182,413
Morgan Stanley
Fixed until 10/21/2024, 1.16% (A), 10/21/2025	125,000	113,251
5.00%, 11/24/2025	57,000	56,083
Fixed until 04/20/2032, 5.30% (A), 04/20/2037	49,000	43,415
NFP Corp. 4.88%, 08/15/2028 (B)	69,000	59,600

		3,307,377

Chemicals - 0.2%
Consolidated Energy Finance SA 5.63%, 10/15/2028 (B)	362,000	303,968
Minerals Technologies, Inc. 5.00%, 07/01/2028 (B)	188,000	163,325
RPM International, Inc. 4.55%, 03/01/2029	525,000	474,744
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 5.13%, 04/01/2029 (B)	235,000	133,362

		1,075,399

Commercial Services & Supplies - 0.4%
Allied Universal Holdco LLC / Allied Universal Finance Corp. / Atlas Luxco 4 SARL 4.63%, 06/01/2028 (B)	200,000	167,500

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Brink’s Co. 4.63%, 10/15/2027 (B)	$ 255,000	$ 235,781
Cintas Corp. No. 2 3.45%, 05/01/2025	76,000	73,259
Covanta Holding Corp. 5.00%, 09/01/2030	210,000	174,893
Deluxe Corp. 8.00%, 06/01/2029 (B)	323,000	271,320
Garda World Security Corp. 6.00%, 06/01/2029 (B)	229,000	178,464
Harsco Corp. 5.75%, 07/31/2027 (B)	261,000	185,219
Prime Security Services Borrower LLC / Prime Finance, Inc. 5.75%, 04/15/2026 (B)	245,000	238,414
Sotheby’s / Bidfair Holdings, Inc. 5.88%, 06/01/2029 (B)	300,000	250,730
Triton Container International Ltd. 0.80%, 08/01/2023 (B)	1,412,000	1,351,922

		3,127,502

Construction & Engineering - 0.1%
Mattamy Group Corp. 5.25%, 12/15/2027 (B)	190,000	162,346
VM Consolidated, Inc. 5.50%, 04/15/2029 (B)	266,000	231,752

		394,098

Consumer Finance - 0.9%
Ally Financial, Inc. Fixed until 05/15/2028 (D), 4.70% (A)	3,000,000	2,017,500
Altice Financing SA 5.00%, 01/15/2028 (B)	455,000	360,248
American Express Co.
3.40%, 02/22/2024	200,000	194,884
4.20%, 11/06/2025	168,000	162,985
BMW US Capital LLC 3.90%, 04/09/2025 (B) (F)	534,000	515,843
Cobra AcquisitionCo LLC 6.38%, 11/01/2029 (B)	410,000	270,087
Curo Group Holdings Corp. 7.50%, 08/01/2028 (B)	293,000	173,022
Enova International, Inc. 8.50%, 09/15/2025 (B)	298,000	267,337
Ford Motor Credit Co. LLC 4.95%, 05/28/2027	350,000	320,411
General Motors Financial Co., Inc. 2.75%, 06/20/2025	238,000	218,621
John Deere Capital Corp. 0.45%, 06/07/2024	783,000	730,984
LFS Topco LLC 5.88%, 10/15/2026 (B)	185,000	144,637
PROG Holdings, Inc. 6.00%, 11/15/2029 (B)	202,000	164,125
S&P Global, Inc. 2.70%, 03/01/2029 (B)	129,000	110,829
Synchrony Financial 4.50%, 07/23/2025	1,178,000	1,115,559

		6,767,072

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Containers & Packaging - 0.3%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 3.25%, 09/01/2028 (B)	$ 209,000	$ 171,360
Ball Corp. 2.88%, 08/15/2030	136,000	105,618
Clydesdale Acquisition Holdings, Inc. 6.63%, 04/15/2029 (B)	260,000	246,269
Crown Americas LLC 5.25%, 04/01/2030 (B)	337,000	308,317
LABL, Inc. 5.88%, 11/01/2028 (B)	222,000	192,904
Sealed Air Corp. 5.00%, 04/15/2029 (B)	128,000	116,755
Silgan Holdings, Inc. 4.13%, 02/01/2028	315,000	288,225
Sonoco Products Co. 1.80%, 02/01/2025	980,000	904,524

		2,333,972

Distributors - 0.1%
Genuine Parts Co. 1.75%, 02/01/2025	83,000	76,524
Performance Food Group, Inc. 5.50%, 10/15/2027 (B)	325,000	307,196

		383,720

Diversified Financial Services - 0.4%
Burford Capital Global Finance LLC 6.25%, 04/15/2028 (B)	255,000	221,987
Enact Holdings, Inc. 6.50%, 08/15/2025 (B)	328,000	323,113
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 4.25%, 02/01/2027 (B)	263,000	220,987
National Rural Utilities Cooperative Finance Corp.
1.88%, 02/07/2025	166,000	154,659
2.85%, 01/27/2025	755,000	719,016
Fixed until 04/30/2023, 4.75% (A), 04/30/2043	977,000	900,081
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. 3.63%, 03/01/2029 (B)	141,000	108,570

		2,648,413

Diversified Telecommunication Services - 0.1%
Cogent Communications Group, Inc. 7.00%, 06/15/2027 (B)	305,000	289,858
Connect Finco SARL / Connect US Finco LLC 6.75%, 10/01/2026 (B)	409,000	384,460
Iliad Holding SASU 7.00%, 10/15/2028 (B)	420,000	380,100

		1,054,418

Electric Utilities - 0.2%
Avangrid, Inc. 3.20%, 04/15/2025	443,000	416,302
NextEra Energy Capital Holdings, Inc. 2.94%, 03/21/2024	60,000	58,079
NRG Energy, Inc. 3.63%, 02/15/2031 (B)	285,000	227,937

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Pattern Energy Operations LP / Pattern Energy Operations, Inc. 4.50%, 08/15/2028 (B)	$ 255,000	$ 228,863
Southern California Edison Co. 1.10%, 04/01/2024	545,000	512,533
Vistra Operations Co. LLC 5.00%, 07/31/2027 (B)	312,000	287,820

		1,731,534

Electrical Equipment - 0.1%
EnerSys 4.38%, 12/15/2027 (B)	256,000	224,640
Siemens Financieringsmaatschappij NV 3.25%, 05/27/2025 (B)	677,000	644,033

		868,673

Electronic Equipment, Instruments & Components - 0.1%
Imola Merger Corp. 4.75%, 05/15/2029 (B)	261,000	225,034
Trimble, Inc. 4.75%, 12/01/2024	54,000	53,040
TTM Technologies, Inc. 4.00%, 03/01/2029 (B) (F)	283,000	236,345

		514,419

Energy Equipment & Services - 0.2%
Archrock Partners LP / Archrock Partners Finance Corp. 6.88%, 04/01/2027 (B)	297,000	282,893
Genesis Energy LP / Genesis Energy Finance Corp.
5.63%, 06/15/2024	247,000	241,443
6.25%, 05/15/2026	37,000	34,620
8.00%, 01/15/2027	262,000	253,626
Nabors Industries Ltd. 7.25%, 01/15/2026 (B)	195,000	188,175
Nabors Industries, Inc. 7.38%, 05/15/2027 (B)	188,000	184,704
USA Compression Partners LP / USA Compression Finance Corp. 6.88%, 04/01/2026	251,000	241,201
Weatherford International Ltd. 6.50%, 09/15/2028 (B)	200,000	191,000

		1,617,662

Entertainment - 0.0% (C)
Scientific Games Holdings LP / Scientific Games US FinCo, Inc. 6.63%, 03/01/2030 (B)	260,000	223,436

Equity Real Estate Investment Trusts - 0.2%
CTR Partnership LP / CareTrust Capital Corp. 3.88%, 06/30/2028 (B)	265,000	223,458
HAT Holdings I LLC / HAT Holdings II LLC 6.00%, 04/15/2025 (B)	230,000	219,266
Scentre Group Trust 2 Fixed until 06/24/2030, 5.13% (A), 09/24/2080 (B)	1,273,000	972,826
Service Properties Trust
4.38%, 02/15/2030	267,000	190,237
5.25%, 02/15/2026	205,000	176,190

		1,781,977

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing - 0.1%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP 5.88%, 02/15/2028 (B)	$ 370,000	$ 345,950
C&S Group Enterprises LLC 5.00%, 12/15/2028 (B)	476,000	351,879

		697,829

Food Products - 0.9%
Conagra Brands, Inc. 0.50%, 08/11/2023	1,097,000	1,055,447
Hormel Foods Corp. 0.65%, 06/03/2024	234,000	218,406
Land O’Lakes, Inc. 7.00%, 09/18/2028 (B) (D)	4,470,000	4,123,575
Nestle Holdings, Inc. 3.50%, 09/24/2025 (B)	352,000	338,852
Post Holdings, Inc. 4.50%, 09/15/2031 (B)	205,000	169,576
Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. 4.63%, 03/01/2029 (B)	183,000	152,706
Smithfield Foods, Inc. 5.20%, 04/01/2029 (B)	121,000	111,683

		6,170,245

Gas Utilities - 0.0% (C)
Ferrellgas LP / Ferrellgas Finance Corp. 5.38%, 04/01/2026 (B)	265,000	241,150

Health Care Equipment & Supplies - 0.0% (C)
Medline Borrower LP 3.88%, 04/01/2029 (B)	205,000	168,100

Health Care Providers & Services - 0.3%
CHS / Community Health Systems, Inc. 5.63%, 03/15/2027 (B)	380,000	301,469
DaVita, Inc. 4.63%, 06/01/2030 (B)	270,000	210,499
HCA, Inc. 3.50%, 09/01/2030	265,000	220,011
Legacy LifePoint Health LLC 4.38%, 02/15/2027 (B)	260,000	206,058
MPH Acquisition Holdings LLC 5.75%, 11/01/2028 (B) (F)	281,000	217,241
Roche Holdings, Inc. 2.13%, 03/10/2025 (B)	261,000	245,088
Select Medical Corp. 6.25%, 08/15/2026 (B)	368,000	349,063
UnitedHealth Group, Inc. 3.75%, 07/15/2025	707,000	686,015

		2,435,444

Hotels, Restaurants & Leisure - 0.4%
Banijay Entertainment SASU 5.38%, 03/01/2025 (B)	335,000	310,473
Carnival Corp.
5.75%, 03/01/2027 (B)	225,000	156,375
10.50%, 06/01/2030 (B) (F)	320,000	248,218
CEC Entertainment LLC 6.75%, 05/01/2026 (B)	223,000	208,606

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Escrow, Inc. 4.88%, 07/01/2031 (B)	$ 347,000	$ 283,547
Melco Resorts Finance Ltd. 5.38%, 12/04/2029 (B)	347,000	192,932
NCL Corp. Ltd.
3.63%, 12/15/2024 (B)	365,000	316,812
5.88%, 03/15/2026 (B)	160,000	131,000
Royal Caribbean Cruises Ltd. 4.25%, 07/01/2026 (B) (F)	355,000	280,450
Travel & Leisure Co. 6.00%, 04/01/2027	240,000	222,597
Warnermedia Holdings, Inc.
3.64%, 03/15/2025 (B)	60,000	56,562
4.28%, 03/15/2032 (B)	103,000	83,138
Wynn Macau Ltd. 5.13%, 12/15/2029 (B)	310,000	187,550

		2,678,260

Independent Power & Renewable Electricity Producers - 0.1%
Calpine Corp.
3.75%, 03/01/2031 (B)	137,000	112,300
5.00%, 02/01/2031 (B)	238,000	201,003
Clearway Energy Operating LLC 4.75%, 03/15/2028 (B)	245,000	226,958

		540,261

Insurance - 1.1%
Americo Life, Inc. 3.45%, 04/15/2031 (B)	280,000	206,262
Assurant, Inc. Fixed until 03/27/2028, 7.00% (A), 03/27/2048	1,100,000	1,047,134
Athene Global Funding 1.73%, 10/02/2026 (B)	332,000	280,228
Athene Holding Ltd. 6.15%, 04/03/2030	1,852,000	1,796,177
Brighthouse Financial, Inc. 5.63%, 05/15/2030	1,200,000	1,115,493
Enstar Finance LLC Fixed until 09/01/2025, 5.75% (A), 09/01/2040	1,700,000	1,506,849
F&G Global Funding 0.90%, 09/20/2024 (B)	395,000	358,809
Liberty Mutual Group, Inc. 4.30%, 02/01/2061 (B)	2,022,000	1,191,201
Security Benefit Global Funding 1.25%, 05/17/2024 (B)	254,000	236,056

		7,738,209

Internet & Catalog Retail - 0.1%
Amazon.com, Inc.
3.30%, 04/13/2027	84,000	78,821
3.45%, 04/13/2029	340,000	311,726

		390,547

Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc. 2.80%, 08/22/2024	989,000	955,606

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
IT Services - 0.1%
Ahead DB Holdings LLC 6.63%, 05/01/2028 (B)	$ 265,000	$ 215,312
Bread Financial Holdings, Inc. 4.75%, 12/15/2024 (B)	245,000	213,932
Mastercard, Inc. 2.00%, 03/03/2025	302,000	283,576

		712,820

Machinery - 0.4%
Caterpillar Financial Services Corp. 0.65%, 07/07/2023	1,100,000	1,068,547
CNH Industrial Capital LLC 4.20%, 01/15/2024	226,000	222,093
CNH Industrial NV 4.50%, 08/15/2023	177,000	175,575
Illinois Tool Works, Inc. 3.50%, 03/01/2024	211,000	207,314
nVent Finance SARL 2.75%, 11/15/2031	356,000	261,003
Stanley Black & Decker, Inc. 2.30%, 02/24/2025	452,000	424,538
Weir Group PLC 2.20%, 05/13/2026 (B)	319,000	272,879

		2,631,949

Media - 0.4%
Belo Corp. 7.25%, 09/15/2027	750,000	723,750
Block Communications, Inc. 4.88%, 03/01/2028 (B)	364,000	316,327
CCO Holdings LLC / CCO Holdings Capital Corp. 4.50%, 08/15/2030 (B)	720,000	589,234
Comcast Corp. 4.15%, 10/15/2028	83,000	77,917
CSC Holdings LLC
5.38%, 02/01/2028 (B)	295,000	270,884
5.75%, 01/15/2030 (B)	360,000	278,424
Paramount Global Fixed until 03/30/2027, 6.38% (A), 03/30/2062	242,000	204,646
Sirius XM Radio, Inc. 4.00%, 07/15/2028 (B)	270,000	232,082
Univision Communications, Inc. 6.63%, 06/01/2027 (B)	255,000	251,812
UPC Broadband Finco BV 4.88%, 07/15/2031 (B)	294,000	243,782

		3,188,858

Metals & Mining - 0.2%
ATI, Inc. 4.88%, 10/01/2029	185,000	155,549
Cleveland-Cliffs, Inc. 4.63%, 03/01/2029 (B) (F)	213,000	183,404
Commercial Metals Co. 3.88%, 02/15/2031	207,000	167,670
FMG Resources August 2006 Pty Ltd. 4.50%, 09/15/2027 (B)	250,000	223,782
Hudbay Minerals, Inc. 6.13%, 04/01/2029 (B)	340,000	281,350

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Mineral Resources Ltd. 8.13%, 05/01/2027 (B)	$ 315,000	$ 313,425
South32 Treasury Ltd. 4.35%, 04/14/2032 (B)	381,000	318,968

		1,644,148

Mortgage Real Estate Investment Trusts - 0.1%
AG Issuer LLC 6.25%, 03/01/2028 (B)	245,000	228,063
Apollo Commercial Real Estate Finance, Inc. 4.63%, 06/15/2029 (B)	285,000	224,438

		452,501

Multiline Retail - 0.0% (C)
Nordstrom, Inc. 2.30%, 04/08/2024	95,000	89,156

Oil, Gas & Consumable Fuels - 1.8%
Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.75%, 01/15/2028 (B)	237,000	223,287
Apache Corp. 4.38%, 10/15/2028	249,000	222,513
Buckeye Partners LP 4.50%, 03/01/2028 (B)	261,000	226,417
California Resources Corp. 7.13%, 02/01/2026 (B)	325,000	318,763
Canadian Natural Resources Ltd. 2.95%, 01/15/2023	990,000	986,100
Chevron Corp. 1.55%, 05/11/2025	195,000	179,835
Chevron USA, Inc. 3.90%, 11/15/2024	587,000	576,334
Chord Energy Corp. 6.38%, 06/01/2026 (B)	241,000	235,433
Civitas Resources, Inc. 5.00%, 10/15/2026 (B)	179,000	164,759
Crescent Energy Finance LLC 7.25%, 05/01/2026 (B)	249,000	230,900
Earthstone Energy Holdings LLC 8.00%, 04/15/2027 (B) (F)	226,000	213,816
Enbridge, Inc. Fixed until 10/15/2032, 7.63% (A), 01/15/2083	2,333,000	2,228,843
Energy Transfer LP Fixed until 11/15/2026 (D), 6.50% (A)	2,346,000	2,017,560
EnLink Midstream Partners LP Fixed until 12/15/2022 (D), 6.00% (A)	1,400,000	1,076,740
EQM Midstream Partners LP 7.50%, 06/01/2027 - 06/01/2030 (B)	296,000	289,105
EQT Corp. 3.63%, 05/15/2031 (B) (F)	415,000	345,230
Gray Oak Pipeline LLC 2.00%, 09/15/2023 (B)	382,000	369,720
Harvest Midstream I LP 7.50%, 09/01/2028 (B)	354,000	340,736
Hilcorp Energy I LP / Hilcorp Finance Co. 6.00%, 02/01/2031 (B)	365,000	331,212

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Holly Energy Partners LP / Holly Energy Finance Corp. 5.00%, 02/01/2028 (B)	$ 329,000	$ 297,428
Howard Midstream Energy Partners LLC 6.75%, 01/15/2027 (B)	332,000	301,211
ITT Holdings LLC 6.50%, 08/01/2029 (B)	450,000	362,746
Murphy Oil Corp. 6.38%, 07/15/2028	16,000	15,591
Murphy Oil USA, Inc. 4.75%, 09/15/2029	210,000	189,000
NGL Energy Operating LLC / NGL Energy Finance Corp. 7.50%, 02/01/2026 (B)	320,000	289,140
NGL Energy Partners LP / NGL Energy Finance Corp. 6.13%, 03/01/2025 (F)	165,000	128,700
NuStar Logistics LP 6.38%, 10/01/2030	239,000	221,503
Occidental Petroleum Corp. 6.38%, 09/01/2028	214,000	217,183
PBF Holding Co. LLC / PBF Finance Corp. 6.00%, 02/15/2028	170,000	154,487
Rockcliff Energy II LLC 5.50%, 10/15/2029 (B)	153,000	136,266
Strathcona Resources Ltd. 6.88%, 08/01/2026 (B)	311,000	261,922

		13,152,480

Paper & Forest Products - 0.0% (C)
Glatfelter Corp. 4.75%, 11/15/2029 (B) (F)	205,000	132,026

Personal Products - 0.2%
Coty, Inc. 5.00%, 04/15/2026 (B)	293,000	275,935
Edgewell Personal Care Co. 4.13%, 04/01/2029 (B)	280,000	240,800
GSK Consumer Healthcare Capital UK PLC 3.13%, 03/24/2025 (G)	258,000	242,897
HLF Financing SARL LLC / Herbalife International, Inc. 4.88%, 06/01/2029 (B)	440,000	326,763

		1,086,395

Pharmaceuticals - 0.3%
Bristol-Myers Squibb Co.
0.75%, 11/13/2025	320,000	282,534
3.25%, 02/20/2023	859,000	856,136
Embecta Corp. 5.00%, 02/15/2030 (B)	191,000	163,737
Organon & Co. / Organon Foreign Debt Co-Issuer BV 4.13%, 04/30/2028 (B)	432,000	380,514
Viatris, Inc. 1.65%, 06/22/2025	404,000	360,525

		2,043,446

Professional Services - 0.1%
Korn Ferry 4.63%, 12/15/2027 (B)	170,000	154,642

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Professional Services (continued)
Paysafe Finance PLC / Paysafe Holdings US Corp. 4.00%, 06/15/2029 (B) (F)	$ 230,000	$ 164,450
TriNet Group, Inc. 3.50%, 03/01/2029 (B)	275,000	227,906

		546,998

Real Estate Management & Development - 2.1%
Country Garden Holdings Co. Ltd.
4.75%, 01/17/2023 (E)	957,000	675,408
8.00%, 01/27/2024 (E)	200,000	32,523
Cushman & Wakefield US Borrower LLC 6.75%, 05/15/2028 (B)	282,000	268,611
Kennedy-Wilson, Inc. 4.75%, 03/01/2029	217,000	176,078
Longfor Group Holdings Ltd. 3.90%, 04/16/2023 (E)	2,000,000	1,780,000
RKPF Overseas Ltd.
5.90%, 03/05/2025 (E)	1,245,000	498,000
6.70%, 09/30/2024 (E)	2,286,000	1,361,885
7.88%, 02/01/2023 (E)	6,082,000	5,522,422
Yanlord Land HK Co. Ltd.
6.75%, 04/23/2023 (E) (F)	3,383,000	3,061,615
6.80%, 02/27/2024 (E)	2,533,000	1,495,736

		14,872,278

Road & Rail - 0.1%
AerCap Global Aviation Trust Fixed until 06/15/2025, 6.50% (A), 06/15/2045 (B)	330,000	301,396
Canadian Pacific Railway Co. 1.35%, 12/02/2024	271,000	250,027

		551,423

Semiconductors & Semiconductor Equipment - 0.2%
Entegris Escrow Corp. 5.95%, 06/15/2030 (B)	255,000	232,951
Intel Corp. 3.40%, 03/25/2025 (F)	677,000	655,308
ON Semiconductor Corp. 3.88%, 09/01/2028 (B)	168,000	147,590
TSMC Global Ltd. 0.75%, 09/28/2025 (B)	362,000	315,631

		1,351,480

Software - 0.1%
Central Parent, Inc. / CDK Global, Inc. 7.25%, 06/15/2029 (B)	155,000	147,831
Helios Software Holdings, Inc. / ION Corp. Solutions Finance SARL 4.63%, 05/01/2028 (B)	200,000	154,392
NortonLifeLock, Inc.
6.75%, 09/30/2027 (B)	79,000	78,181
7.13%, 09/30/2030 (B)	166,000	163,303

		543,707

Specialty Retail - 0.1%
Carvana Co. 5.50%, 04/15/2027 (B) (F)	224,000	106,452
Ken Garff Automotive LLC 4.88%, 09/15/2028 (B)	265,000	220,009

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Specialty Retail (continued)
Metis Merger Sub LLC 6.50%, 05/15/2029 (B)	$ 295,000	$ 237,623
Rent-A-Center, Inc. 6.38%, 02/15/2029 (B)	280,000	218,128

		782,212

Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc. 0.75%, 05/11/2023	837,000	820,607
Condor Merger Sub, Inc. 7.38%, 02/15/2030 (B)	400,000	330,830

		1,151,437

Thrifts & Mortgage Finance - 0.0% (C)
NMI Holdings, Inc. 7.38%, 06/01/2025 (B)	160,000	159,846

Wireless Telecommunication Services - 0.1%
Altice France SA 5.13%, 07/15/2029 (B)	625,000	470,734

Total Corporate Debt Securities (Cost $146,376,864)		128,385,522

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
Japan - 0.1%
Development Bank of Japan, Inc. 1.75%, 02/18/2025 (B)	570,000	531,075

Republic of Korea - 0.2%
Industrial Bank of Korea 1.04%, 06/22/2025 (B)	1,206,000	1,076,723
Korea Development Bank 0.50%, 10/27/2023 (F)	313,000	300,207

		1,376,930

Supranational - 0.2%
African Development Bank 0.75%, 04/03/2023	895,000	880,610
Asian Infrastructure Investment Bank 0.50%, 10/30/2024	396,000	364,361
European Bank for Reconstruction & Development 1.50%, 02/13/2025	420,000	392,225
International Bank for Reconstruction & Development 3.13%, 11/20/2025	329,000	315,574

		1,952,770

Total Foreign Government Obligations (Cost $4,139,047)		3,860,775

LOAN ASSIGNMENTS - 7.5%
Aerospace & Defense - 0.2%
Castlelake Aviation Ltd. Term Loan B, 3-Month LIBOR + 2.75%, 6.04% (A), 10/22/2026	223,858	219,614
Cobham Ultra SeniorCo SARL Term Loan B, 6-Month LIBOR + 3.75%, 7.06% (A), 08/03/2029	260,753	251,301

	Principal	Value
LOAN ASSIGNMENTS (continued)
Aerospace & Defense (continued)
Dynasty Acquisition Co., Inc.
Term Loan B1,
1-Month LIBOR + 3.50%, 7.25% (A), 04/06/2026	$ 219,622	$ 205,868
Term Loan B2,
1-Month LIBOR + 3.50%, 7.25% (A), 04/06/2026	117,659	110,290
Spirit Aerosystems, Inc. Term Loan B, 1-Month LIBOR + 3.75%, 7.50% (A), 01/15/2025	361,714	358,097

		1,145,170

Air Freight & Logistics - 0.1%
Kenan Advantage Group, Inc. Term Loan B1, 1-Month LIBOR + 3.75%, 7.50% (A), 03/24/2026	328,140	311,527

Airlines - 0.2%
Air Canada Term Loan B, 3-Month LIBOR + 3.50%, 6.42% (A), 08/11/2028	221,136	215,607
American Airlines, Inc.
Term Loan,
3-Month LIBOR + 4.75%, 8.99% (A), 04/20/2028	255,050	252,090
Term Loan B,
1-Month LIBOR + 1.75%, 5.35% (A), 06/27/2025	410,136	386,781
Kestrel Bidco, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 5.99% (A), 12/11/2026	440,491	382,493
Mileage Plus Holdings LLC Term Loan B, 3-Month LIBOR + 5.25%, 8.78% (A), 06/21/2027	180,000	183,525
United Airlines, Inc. Term Loan B, 3-Month LIBOR + 3.75%, 8.11% (A), 04/21/2028	311,328	303,195

		1,723,691

Auto Components - 0.1%
DexKo Global, Inc. Term Loan B, 1-Month LIBOR + 3.75%, 3-Month LIBOR + 3.75%, 7.42% - 7.50% (A), 10/04/2028	218,037	196,915
Les Schwab Tire Centers Term Loan B, 3-Month LIBOR + 3.25%, 6.58% (A), 11/02/2027	328,965	318,274
Mavis Tire Express Services Corp. Term Loan B, 1-Month Term SOFR + 4.00%, 7.75% (A), 05/04/2028	295,523	277,915

		793,104

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
LOAN ASSIGNMENTS (continued)
Beverages - 0.0% (C)
Sunshine Investments BV Term Loan, 3-Month Term SOFR + 4.25%, 6.96% (A), 07/12/2029	$ 266,934	$ 256,924

Biotechnology - 0.0% (C)
Curium BidCo SARL Term Loan, 3-Month LIBOR + 4.25%, 7.92% (A), 12/02/2027	247,131	232,921

Building Products - 0.2%
CD&R Hydra Buyer, Inc. Term Loan, 1-Month LIBOR + 4.25%, 8.00% (A), 12/11/2024	257,963	242,808
Icebox Holdco III, Inc.
1st Lien Term Loan,
3-Month LIBOR + 3.75%, 7.42% (A), 12/22/2028	178,103	164,411
Delayed Draw Term Loan,
3-Month LIBOR + 3.75%, 7.58% (A), 12/22/2028	37,034	34,187
LBM Acquisition LLC Term Loan B, 6-Month LIBOR + 3.75%, 7.12% (A), 12/17/2027	225,278	192,119
Quikrete Holdings, Inc.
1st Lien Term Loan,
1-Month LIBOR + 2.62%, 6.38% (A), 02/01/2027	232,520	225,710
Term Loan B1,
1-Month LIBOR + 3.00%, 6.75% (A), 06/11/2028	112,905	109,847
Specialty Building Products Holdings LLC Term Loan B, 1-Month LIBOR + 3.25%, 6.82% (A), 10/15/2028	284,232	245,772

		1,214,854

Capital Markets - 0.2%
Advisor Group, Inc. Term Loan, 1-Month LIBOR + 4.50%, 8.25% (A), 07/31/2026	270,299	259,318
Camelot US Acquisition LLC Term Loan B, 1-Month LIBOR + 3.00%, 6.75% (A), 10/30/2026	266,604	261,605
Deerfield Dakota Holding LLC Term Loan B, 1-Month Term SOFR + 3.75%, 7.48% (A), 04/09/2027	379,836	358,707
HighTower Holdings LLC Term Loan B, 3-Month LIBOR + 4.00%, 8.28% (A), 04/21/2028	291,954	270,057
NEXUS Buyer LLC Term Loan B, 1-Month LIBOR + 3.75%, 7.50% (A), 11/09/2026	266,754	255,751

	Principal	Value
LOAN ASSIGNMENTS (continued)
Capital Markets (continued)
PAI Holdco, Inc. Term Loan B, 3-Month LIBOR + 3.75%, 8.16% (A), 10/28/2027	$ 237,067	$ 215,731

		1,621,169

Chemicals - 0.1%
ASP Unifrax Holdings, Inc. Term Loan B, 3-Month LIBOR + 3.75%, 7.42% (A), 12/12/2025	250,902	228,948
Natgasoline LLC Term Loan B, 1-Month LIBOR + 3.50%, 7.31% (A), 11/14/2025	285,101	278,687
Polar US Borrower LLC 1st Lien Term Loan, 6-Month LIBOR + 4.75%, 9.02% (A), 10/15/2025	200,000	160,250
RelaDyne, Inc. Term Loan B, 1-Month Term SOFR + 4.25%, 7.98% (A), 12/22/2028	158,594	152,845
Starfruit Finco BV Term Loan B, 3-Month LIBOR + 2.75%, 7.16% (A), 10/01/2025	202,252	190,496

		1,011,226

Commercial Services & Supplies - 0.7%
Amentum Government Services Holdings LLC Term Loan, 3-Month Term SOFR + 4.00%, 7.21% - 7.56% (A), 02/15/2029	220,618	213,448
APX Group, Inc. Term Loan B, 3-Month LIBOR + 3.25%, Prime Rate + 2.25%, 6.73% - 8.50% (A), 07/10/2028	196,849	180,486
Asurion LLC
2nd Lien Term Loan B4,
1-Month LIBOR + 5.25%, 9.00% (A), 01/20/2029	225,548	156,897
Term Loan B10,
3-Month Term SOFR + 4.00%, 7.65% (A), 08/19/2028	157,982	141,888
Term Loan B8,
1-Month LIBOR + 3.25%, 7.00% (A), 12/23/2026	196,037	174,412
Term Loan B9,
1-Month LIBOR + 3.25%, 7.00% (A), 07/31/2027	329,156	289,383
Cast & Crew Payroll LLC
1st Lien Term Loan,
1-Month LIBOR + 3.50%, 7.25% (A), 02/09/2026	184,912	181,496
Term Loan,
1-Month Term SOFR + 3.75%, 7.48% (A), 12/29/2028	71,224	70,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
LOAN ASSIGNMENTS (continued)
Commercial Services & Supplies (continued)
Colibri Group LLC Term Loan, 3-Month Term SOFR + 5.00%, 6-Month Term SOFR + 5.00%, 8.73% - 8.87% (A), 03/12/2029	$ 170,283	$ 163,471
Creative Artists Agency LLC Term Loan B, 1-Month LIBOR + 3.75%, 7.50% (A), 11/27/2026	395,751	390,969
Driven Holdings LLC Term Loan B, TBD, 12/17/2028 (G) (H)	150,000	145,125
Element Materials Technology Group US Holdings, Inc.
Delayed Draw Term Loan,
TBD, 07/06/2029 (G) (H)	40,347	38,622
Term Loan,
TBD, 07/06/2029 (G) (H)	87,418	83,681
Ensemble RCM LLC Term Loan, 3-Month LIBOR + 3.75%, 7.94% (A), 08/03/2026	214,831	211,161
Garda World Security Corp. Term Loan B, 3-Month LIBOR + 4.25%, 7.24% (A), 10/30/2026	334,191	317,481
GFL Environmental, Inc. Term Loan, 3-Month LIBOR + 3.00%, 7.41% (A), 05/30/2025	234,647	233,138
IBC Capital Ltd. 1st Lien Term Loan, 1-Month LIBOR + 3.75%, 7.16% (A), 09/11/2023	616,925	566,414
Prime Security Services Borrower LLC Term Loan, 3-Month LIBOR + 2.75%, 6.50% (A), 09/23/2026	234,751	230,995
PUG LLC Term Loan B, 1-Month LIBOR + 4.25%, 8.00% (A), 02/12/2027	174,559	150,776
SITEL Worldwide Corp. Term Loan, 1-Month LIBOR + 3.75%, 7.51% (A), 08/28/2028	330,594	325,084
Sotheby’s Term Loan B, 3-Month LIBOR + 4.50%, 8.58% (A), 01/15/2027	429,825	419,975

		4,684,902

Communications Equipment - 0.1%
ViaSat, Inc. Term Loan, 1-Month Term SOFR + 4.50%, 8.34% (A), 03/02/2029	415,808	386,701

	Principal	Value
LOAN ASSIGNMENTS (continued)
Construction & Engineering - 0.1%
Osmose Utilities Services, Inc. Term Loan, 1-Month LIBOR + 3.25%, 6.88% (A), 06/23/2028	$ 145,978	$ 135,030
Service Logic Acquisition, Inc.
Delayed Draw Term Loan,
3-Month LIBOR + 4.00%, 8.37% (A), 10/29/2027	3,221	3,044
Term Loan,
2-Month LIBOR + 4.00%, 3-Month LIBOR + 4.00%, 7.69% - 8.37% (A), 10/29/2027	241,446	228,166
USIC Holdings, Inc.
2nd Lien Term Loan,
1-Month LIBOR + 6.50%, 10.25% (A), 05/14/2029	128,309	115,478
Term Loan,
1-Month LIBOR + 3.50%, 7.25% (A), 05/12/2028	154,065	146,169
VM Consolidated, Inc. Term Loan B, 6-Month LIBOR + 3.25%, 6.13% (A), 03/24/2028	362,048	358,653

		986,540

Construction Materials - 0.1%
Foley Products Co. LLC Term Loan, 3-Month Term SOFR + 4.75%, 8.45% (A), 12/29/2028	250,711	237,235
Potters Industries LLC Term Loan B, 3-Month LIBOR + 4.00%, 7.67% (A), 12/14/2027	211,631	203,166

		440,401

Containers & Packaging - 0.4%
Berlin Packaging LLC
Term Loan B4,
1-Month LIBOR + 3.25%, 3-Month LIBOR + 3.25%, 6.38% - 6.93% (A), 03/11/2028	104,271	98,308
Term Loan B5,
1-Month LIBOR + 3.75%, 3-Month LIBOR + 3.75%, 6.88% - 7.43% (A), 03/11/2028	237,246	226,718
BWAY Holding Co. Term Loan B, 1-Month LIBOR + 3.25%, 6.38% (A), 04/03/2024	308,720	292,512
Charter NEX US, Inc. Term Loan, 1-Month LIBOR + 3.75%, 7.50% (A), 12/01/2027	257,735	249,466
Clydesdale Acquisition Holdings, Inc. Term Loan B, 1-Month Term SOFR + 4.18%, 8.00% (A), 04/13/2029	226,992	218,310

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
LOAN ASSIGNMENTS (continued)
Containers & Packaging (continued)
LABL, Inc. 1st Lien Term Loan, 1-Month LIBOR + 5.00%, 8.75% (A), 10/29/2028 (G)	$ 231,655	$ 213,412
Packaging Coordinators Midco, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.75%, 7.42% (A), 11/30/2027	222,831	214,976
Reynolds Group Holdings, Inc. Term Loan B, 1-Month LIBOR + 3.50%, 7.25% (A), 09/24/2028	310,193	300,499
TricorBraun Holdings, Inc. Term Loan, 1-Month LIBOR + 3.25%, 7.00% (A), 03/03/2028	340,765	322,260
Trident TPI Holdings, Inc.
Delayed Draw Term Loan,
3-Month LIBOR + 4.00%, 4.00% - 7.67% (A), 09/15/2028	17,972	17,009
Term Loan,
3-Month LIBOR + 4.00%, 7.67% (A), 09/15/2028	201,565	190,767
Term Loan B1,
3-Month LIBOR + 3.25%, 6.92% (A), 10/17/2024	140,244	137,702

		2,481,939

Diversified Consumer Services - 0.1%
William Morris Endeavor Entertainment LLC 1st Lien Term Loan, 1-Month LIBOR + 2.75%, 6.51% (A), 05/18/2025	576,004	557,284

Diversified Financial Services - 0.1%
Citco Group Ltd. Term Loan B, TBD, 04/19/2028 (G) (H)	79,940	79,241
Claros Mortgage Trust, Inc. Term Loan B, 3-Month Term SOFR + 4.50%, 7.87% (A), 08/09/2026	254,004	248,289
Stars Group Holdings BV Term Loan B, 3-Month Term SOFR + 3.25%, 6.78% (A), 07/22/2028	94,895	93,591

		421,121

Diversified Telecommunication Services - 0.1%
Intelsat Jackson Holdings SA Term Loan B3, TBD, 11/27/2023 (H) (I) (J) (K)	3,245	3,114
Iridium Satellite LLC Term Loan B2, 1-Month LIBOR + 2.50%, 6.25% (A), 11/04/2026	333,943	328,684
Telesat Canada Term Loan B5, 3-Month LIBOR + 2.75%, 7.17% (A), 12/07/2026	419,666	217,571

	Principal	Value
LOAN ASSIGNMENTS (continued)
Diversified Telecommunication Services (continued)
Virgin Media Bristol LLC Term Loan Q, 1-Month LIBOR + 3.25%, 6.66% (A), 01/31/2029	$ 167,000	$ 164,025
Zayo Group Holdings, Inc. Term Loan, 1-Month LIBOR + 3.00%, 6.75% (A), 03/09/2027	225,636	181,524

		894,918

Electrical Equipment - 0.0% (C)
Gates Global LLC Term Loan B3, 1-Month LIBOR + 2.50%, 6.25% (A), 03/31/2027	133,999	130,202

Electronic Equipment, Instruments & Components - 0.1%
II-VI, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 5.88% (A), 07/02/2029	209,915	203,198
Ingram Micro, Inc. Term Loan B, 3-Month LIBOR + 3.50%, 7.17% (A), 06/30/2028	152,537	146,665
Verifone Systems, Inc. 1st Lien Term Loan, 3-Month LIBOR + 4.00%, 7.00% (A), 08/20/2025	423,989	375,628

		725,491

Energy Equipment & Services - 0.0% (C)
M6 ETX Holdings II Midco LLC Term Loan B, 1-Month Term SOFR + 4.50%, 8.07% (A), 09/19/2029 (G)	231,769	229,669

Entertainment - 0.0% (C)
AMC Entertainment Holdings, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 6.31% (A), 04/22/2026	320,955	227,789

Food Products - 0.0% (C)
Nomad Foods Europe Midco Ltd. Term Loan B4, 3-Month LIBOR + 2.25%, 5.16% (A), 05/15/2024	294,849	291,901

Health Care Equipment & Supplies - 0.1%
Medline Borrower LP Term Loan B, 1-Month LIBOR + 3.25%, 7.00% (A), 10/23/2028 (G)	778,155	713,957

Health Care Providers & Services - 0.4%
Bella Holding Co. LLC Term Loan B, 1-Month LIBOR + 3.75%, 7.50% (A), 05/10/2028	208,529	193,672
Cano Health LLC Term Loan, 1-Month Term SOFR + 4.00%, 7.83% (A), 11/23/2027 (G)	108,488	91,198

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
LOAN ASSIGNMENTS (continued)
Health Care Providers & Services (continued)
CHG Healthcare Services, Inc. Term Loan, 3-Month LIBOR + 3.25%, 7.00% (A), 09/29/2028	$ 190,733	$ 184,922
Gainwell Acquisition Corp. Term Loan B, 3-Month LIBOR + 4.00%, 7.67% (A), 10/01/2027	431,198	409,279
ICON Luxembourg SARL Term Loan, 3-Month LIBOR + 2.25%, 5.94% (A), 07/03/2028	173,057	171,182
MPH Acquisition Holdings LLC Term Loan B, 3-Month LIBOR + 4.25%, 7.32% (A), 09/01/2028	339,144	314,725
Option Care Health, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 6.50% (A), 10/27/2028	159,507	156,218
PRA Health Sciences, Inc. Term Loan, 3-Month LIBOR + 2.25%, 5.94% (A), 07/03/2028	43,117	42,650
Radnet Management, Inc. Term Loan, 1-Month LIBOR + 3.00%, 6.75% (A), 04/21/2028	231,956	224,780
RegionalCare Hospital Partners Holdings, Inc. Term Loan B, 3-Month LIBOR + 3.75%, 8.16% (A), 11/16/2025	503,898	443,610
Team Health Holdings, Inc. Term Loan B, 1-Month Term SOFR + 5.25%, 8.98% (A), 03/02/2027	349,019	288,522

		2,520,758

Health Care Technology - 0.1%
Athenahealth, Inc. Term Loan B, 1-Month Term SOFR + 3.50%, 6.97% (A), 02/15/2029	620,747	563,328
Navicure, Inc. Term Loan B, 1-Month LIBOR + 4.00%, 7.75% (A), 10/22/2026	347,656	337,443

		900,771

Hotels, Restaurants & Leisure - 0.9%
Aimbridge Acquisition Co., Inc. Term Loan B, 1-Month LIBOR + 3.75%, 7.50% (A), 02/02/2026	442,718	398,584
Carnival Corp.
Term Loan B,
6-Month LIBOR + 3.00%, 5.88% (A), 06/30/2025	139,924	131,179
6-Month LIBOR + 3.25%, 6.13% (A), 10/18/2028	202,459	185,082

	Principal	Value
LOAN ASSIGNMENTS (continued)
Hotels, Restaurants & Leisure (continued)
Connect Finco SARL Term Loan B, 1-Month LIBOR + 3.50%, 7.26% (A), 12/11/2026	$ 368,294	$ 355,404
Dave & Buster’s, Inc. Term Loan B, 1-Month Term SOFR + 5.00%, 8.88% (A), 06/29/2029 (G)	293,552	287,070
Everi Holdings, Inc. Term Loan B, 1-Month LIBOR + 2.50%, 6.25% (A), 08/03/2028	216,821	211,445
Fertitta Entertainment LLC Term Loan B, 1-Month Term SOFR + 4.00%, 7.73% (A), 01/27/2029	232,225	217,463
Fogo De Chao, Inc. Term Loan, 1-Month LIBOR + 4.25%, 8.00% (A), 04/07/2025	305,000	281,363
GVC Holdings Ltd. Term Loan B, TBD, 10/18/2029 (G) (H)	173,220	170,478
Herschend Entertainment Co. LLC Term Loan, 1-Month LIBOR + 3.75%, 7.56% (A), 08/27/2028	177,512	175,515
Hilton Grand Vacations Borrower LLC Term Loan B, 1-Month LIBOR + 3.00%, 6.75% (A), 08/02/2028	304,673	299,613
Hornblower Sub LLC Repriced Term Loan B, 3-Month LIBOR + 4.50%, 8.67% (A), 04/27/2025	379,645	275,243
IRB Holding Corp. Term Loan B, 1-Month LIBOR + 2.75%, 6.50% (A), 02/05/2025	232,695	228,955
Motion Finco SARL
Delayed Draw Term Loan B2,
3-Month LIBOR + 3.25%, 6.92% (A), 11/12/2026	22,321	21,086
Term Loan B1,
3-Month LIBOR + 3.25%, 6.92% (A), 11/12/2026	183,776	173,611
NEP / NCP Holdco, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 7.00% (A), 10/20/2025	478,550	426,109
PCI Gaming Authority Term Loan, 1-Month LIBOR + 2.50%, 6.25% (A), 05/29/2026	170,118	167,921
PF Chang’s China Bistro, Inc. Term Loan B, 3-Month LIBOR + 6.50%, 9.57% (A), 03/01/2026	323,426	282,728

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
LOAN ASSIGNMENTS (continued)
Hotels, Restaurants & Leisure (continued)
Playa Resorts Holding BV Term Loan B, 1-Month LIBOR + 2.75%, 6.50% (A), 04/29/2024	$ 469,357	$ 456,645
Scientific Games Holdings LP Term Loan B, 3-Month Term SOFR + 3.50%, 7.10% (A), 04/04/2029	222,260	209,048
Scientific Games International, Inc. Term Loan, 1-Month Term SOFR + 3.00%, 6.40% (A), 04/14/2029	176,746	174,360
SeaWorld Parks & Entertainment, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 6.81% (A), 08/25/2028	413,570	402,817
Travelport Finance SARL Term Loan, 3-Month LIBOR + 5.00%, PIK Rate 1.75%, Cash Rate 0.00%, 1.75% - 8.67% (A), 05/29/2026 (L)	686,811	466,459
Whatabrands LLC Term Loan B, 1-Month LIBOR + 3.25%, 7.00% (A), 08/03/2028	164,992	156,495

		6,154,673

Household Products - 0.0% (C)
Diamond BV Term Loan B, 1-Month LIBOR + 2.75%, 3-Month LIBOR + 2.75%, 6.50% - 7.16% (A), 09/29/2028	273,067	254,840

Insurance - 0.3%
Alliant Holdings Intermediate LLC
Term Loan B,
1-Month LIBOR + 3.25%, 7.00% (A), 05/09/2025	236,065	229,026
Term Loan B4,
1-Month LIBOR + 3.50%, 6.98% (A), 11/06/2027	147,443	142,204
AmWINS Group, Inc. Term Loan B, 1-Month LIBOR + 2.25%, 6.00% (A), 02/19/2028	307,004	299,840
Broadstreet Partners, Inc. Term Loan B2, 1-Month LIBOR + 3.25%, 7.00% (A), 01/27/2027	287,587	274,645
Hub International Limited Term Loan B, TBD, 10/31/2029 (H)	6,096	5,913
Hub International Ltd. Term Loan B, 3-Month LIBOR + 3.25%, 7.23% - 7.53% (A), 04/25/2025	464,522	455,522
Hyperion Insurance Group Ltd. Term Loan B, 1-Month LIBOR + 3.25%, 7.06% (A), 11/12/2027	375,065	364,751

	Principal	Value
LOAN ASSIGNMENTS (continued)
Insurance (continued)
Sedgwick Claims Management Services, Inc. Term Loan B, 1-Month LIBOR + 3.25%, 7.00% (A), 12/31/2025	$ 475,304	$ 458,371

		2,230,272

Internet & Catalog Retail - 0.1%
CNT Holdings I Corp.
2nd Lien Term Loan,
3-Month LIBOR + 6.75%, 10.49% (A), 11/06/2028	205,369	194,074
Term Loan,
3-Month Term SOFR + 3.50%, 7.24% (A), 11/08/2027	206,942	200,993

		395,067

IT Services - 0.1%
Peraton Corp. Term Loan B, 1-Month LIBOR + 3.75%, 7.50% (A), 02/01/2028	401,917	386,271
Rackspace Technology Global, Inc. Term Loan B, 3-Month LIBOR + 2.75%, 5.62% (A), 02/15/2028	184,880	116,833
Tempo Acquisition LLC Term Loan B, 1-Month Term SOFR + 3.00%, 6.73% (A), 08/31/2028	184,993	182,392

		685,496

Life Sciences Tools & Services - 0.1%
Parexel International Corp. 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 7.00% (A), 11/15/2028	361,773	348,106

Machinery - 0.2%
Alliance Laundry Systems LLC Term Loan B, 3-Month LIBOR + 3.50%, 7.41% (A), 10/08/2027 (G)	150,000	144,638
Circor International, Inc. Term Loan B, 1-Month LIBOR + 5.50%, 9.08% (A), 12/20/2028	150,105	141,098
Filtration Group Corp. Term Loan, 1-Month LIBOR + 3.50%, 7.25% (A), 10/21/2028	190,014	182,821
Hayward Industries, Inc. Term Loan, 1-Month LIBOR + 2.50%, 6.25% (A), 05/30/2028	158,493	148,587
OEConnection LLC Term Loan B, 1-Month LIBOR + 4.00%, 7.57% - 7.75% (A), 09/25/2026	374,811	356,070

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
LOAN ASSIGNMENTS (continued)
Machinery (continued)
Patriot Container Corp. 1st Lien Term Loan, 1-Month LIBOR + 3.75%, 7.50% (A), 03/20/2025	$ 401,856	$ 341,410

		1,314,624

Media - 0.3%
CMG Media Corp. Term Loan, 1-Month LIBOR + 3.50%, 7.25% (A), 12/17/2026	236,467	220,604
Cogeco Financing 2 LP Term Loan B, 1-Month LIBOR + 2.50%, 6.25% (A), 09/01/2028	248,792	241,595
CSC Holdings LLC Term Loan B5, 1-Month LIBOR + 2.50%, 5.91% (A), 04/15/2027	484,967	459,506
Dotdash Meredith, Inc. Term Loan B, 1-Month LIBOR + 4.00%, 7.12% (A), 12/01/2028	176,889	156,989
Gray Television, Inc.
Term Loan C,
1-Month LIBOR + 2.50%, 5.63% (A), 01/02/2026	73,843	72,511
Term Loan D,
1-Month LIBOR + 3.00%, 6.13% (A), 12/01/2028	116,131	114,341
Rentpath, Inc. 2nd Lien Term Loan, TBD, 05/03/2028 (H) (I) (J) (K)	594,723	2,974
Sinclair Television Group, Inc. Term Loan B4, 1-Month Term SOFR + 3.75%, 7.58% (A), 04/21/2029	249,375	232,978
United Talent Agency LLC Term Loan B, 1-Month LIBOR + 4.00%, 7.69% (A), 07/07/2028	372,644	358,204
Univision Communications, Inc.
1st Lien Term Loan B,
1-Month LIBOR + 3.25%, 7.00% (A), 03/15/2026	393,717	380,992
3-Month Term SOFR + 4.25%, 7.79% (A), 06/24/2029	85,282	83,434
Term Loan B,
1-Month LIBOR + 3.25%, 7.00% (A), 01/31/2029	85,046	81,219

		2,405,347

Metals & Mining - 0.1%
US Silica Co. Term Loan B, 1-Month LIBOR + 4.00%, 7.81% (A), 05/01/2025	368,109	356,802

	Principal	Value
LOAN ASSIGNMENTS (continued)
Metals & Mining (continued)
WP CPP Holdings LLC Term Loan, 1-Month LIBOR + 3.75%, 3-Month LIBOR + 3.75%, 7.51% - 8.17% (A), 04/30/2025	$ 148,183	$ 125,956

		482,758

Mortgage Real Estate Investment Trusts - 0.0% (C)
Apollo Commercial Real Estate Finance, Inc. Term Loan B1, 1-Month LIBOR + 3.50%, 7.08% (A), 03/11/2028	283,191	269,032

Oil, Gas & Consumable Fuels - 0.2%
Buckeye Partners LP Term Loan B, 1-Month LIBOR + 2.25%, 5.37% (A), 11/01/2026	163,104	161,004
Centurion Pipeline Co. LLC Term Loan B, 1-Month LIBOR + 3.25%, 7.00% (A), 09/29/2025 (G)	139,016	136,931
CQP Holdco LP Term Loan B, 3-Month LIBOR + 3.75%, 7.42% (A), 06/05/2028	369,115	363,993
EG America LLC Term Loan, 3-Month LIBOR + 4.00%, 7.67% (A), 02/07/2025	319,844	288,793
Medallion Midland Acquisition LLC Term Loan, 1-Month LIBOR + 3.75%, 7.42% (A), 10/18/2028	210,514	207,751
Oryx Midstream Services Permian Basin LLC Term Loan B, 3-Month LIBOR + 3.25%, 6.21% (A), 10/05/2028	223,580	219,978
TransMontaigne Operating Co. LP Term Loan B, 1-Month LIBOR + 3.50%, 6.99% - 7.07% (A), 11/17/2028	312,020	300,709

		1,679,159

Paper & Forest Products - 0.0% (C)
Vertical US Newco, Inc. Term Loan B, 6-Month LIBOR + 3.50%, 6.87% (A), 07/30/2027 (G)	237,932	225,639

Personal Products - 0.1%
Coty, Inc. Term Loan B, 1-Month LIBOR + 2.25%, 5.45% (A), 04/07/2025	352,859	344,479
Sunshine Luxembourg VII SARL Term Loan B3, 3-Month LIBOR + 3.75%, 7.42% (A), 10/01/2026	298,107	283,015

		627,494

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
LOAN ASSIGNMENTS (continued)
Pharmaceuticals - 0.0% (C)
Organon & Co. Term Loan, 3-Month LIBOR + 3.00%, 6.19% (A), 06/02/2028	$ 221,755	$ 215,815

Professional Services - 0.1%
Verscend Holding Corp. Term Loan B, 1-Month LIBOR + 4.00%, 7.75% (A), 08/27/2025	423,927	417,170

Real Estate Management & Development - 0.1%
Brookfield WEC Holdings, Inc.
Term Loan,
1-Month LIBOR + 2.75%, 6.50% (A), 08/01/2025	308,905	303,070
1-Month Term SOFR + 3.75%, 7.48% (A), 08/01/2025	59,399	58,731
Cushman & Wakefield US Borrower LLC Term Loan B, 1-Month LIBOR + 2.75%, 6.50% (A), 08/21/2025	301,193	294,165

		655,966

Road & Rail - 0.0% (C)
Hertz Corp.
Term Loan B,
1-Month LIBOR + 3.25%, 7.01% (A), 06/30/2028	196,691	189,192
Term Loan C,
1-Month LIBOR + 3.25%, 7.01% (A), 06/30/2028	37,538	36,107

		225,299

Semiconductors & Semiconductor Equipment - 0.0% (C)
Altar Bidco, Inc.
2nd Lien Term Loan,
6-Month Term Loan + 5.60%, 7.35% (A), 02/01/2030	22,132	18,812
Term Loan,
6-Month Term SOFR + 3.10%, 12-Month Term SOFR + 3.10%, 5.20% - 5.50% (A), 02/01/2029	162,403	151,644

		170,456

Software - 1.0%
Applied Systems, Inc.
1st Lien Term Loan,
3-Month LIBOR + 3.00%, 6.67% (A), 09/19/2024	295,698	291,558
2nd Lien Term Loan,
3-Month LIBOR + 5.50%, 9.17% (A), 09/19/2025	73,849	72,526
Barracuda Networks, Inc. Term Loan, 1-Month Term SOFR + 4.50%, 8.23% (A), 08/15/2029	339,494	324,520
CDK Global, Inc. Term Loan B, 3-Month Term SOFR + 4.50%, 8.11% (A), 07/06/2029	427,809	418,303

	Principal	Value
LOAN ASSIGNMENTS (continued)
Software (continued)
Comet Acquisition, Inc. Term Loan, 3-Month LIBOR + 3.50%, 7.17% (A), 10/24/2025	$ 231,545	$ 219,967
Corel Corp. Term Loan, 3-Month LIBOR + 5.00%, 8.07% (A), 07/02/2026	414,891	390,412
CPC Acquisition Corp.
2nd Lien Term Loan,
3-Month LIBOR + 7.75%, 11.42% (A), 12/29/2028	66,316	49,847
Term Loan,
3-Month LIBOR + 3.75%, 7.42% (A), 12/29/2027	186,205	147,102
DCert Buyer, Inc.
2nd Lien Term Loan,
3-Month LIBOR + 7.00%, 9.90% (A), 02/19/2029	101,488	92,354
Term Loan B,
3-Month LIBOR + 4.00%, 6.90% (A), 10/16/2026	400,966	385,528
Epicor Software Corp.
2nd Lien Term Loan,
1-Month LIBOR + 7.75%, 11.50% (A), 07/31/2028	59,907	58,634
Term Loan,
1-Month LIBOR + 3.25%, 7.00% (A), 07/30/2027 (G)	290,821	275,844
Greeneden US Holdings II LLC Term Loan B4, 1-Month LIBOR + 4.00%, 7.75% (A), 12/01/2027	597,656	581,719
Helios Software Holdings, Inc. Term Loan B, 3-Month Term SOFR + 3.75%, 7.45% (A), 03/11/2028	319,638	307,172
ION Trading Finance Ltd. Term Loan, 3-Month LIBOR + 4.75%, 8.42% (A), 04/03/2028 (G)	362,614	336,703
McAfee LLC Term Loan B, 1-Month Term SOFR + 3.75%, 6.87% (A), 03/01/2029	516,004	468,704
MedAssets Software Intermediate Holdings, Inc.
2nd Lien Term Loan,
1-Month LIBOR + 6.75%, 10.50% (A), 12/17/2029	111,064	94,497
Term Loan,
1-Month LIBOR + 4.00%, 7.75% (A), 12/18/2028	202,277	191,151
Mitnick Corporate Purchaser, Inc. Term Loan, 3-Month Term SOFR + 4.75%, 8.94% (A), 05/02/2029	103,013	97,811

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
LOAN ASSIGNMENTS (continued)
Software (continued)
NCR Corp. Term Loan, 3-Month LIBOR + 2.50%, 6.92% (A), 08/28/2026	$ 172,421	$ 165,237
Project Boost Purchaser LLC Term Loan B, 1-Month LIBOR + 3.50%, 7.25% (A), 06/01/2026	319,537	306,927
Proofpoint, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.25%, 6.32% (A), 08/31/2028 (G)	266,995	253,437
RealPage, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.00%, 6.75% (A), 04/24/2028	337,896	316,862
Sophia LP Term Loan B, 1-Month Term SOFR + 4.25%, 7.98% (A), 10/07/2027	439,167	424,162
Ultimate Software Group, Inc.
2nd Lien Term Loan,
1-Month LIBOR + 5.25%, 9.00% (A), 05/03/2027	63,678	58,159
Term Loan,
3-Month LIBOR + 3.25%, 7.00% (A), 05/04/2026	78,335	75,483
Term Loan B,
1-Month LIBOR + 3.75%, 7.50% (A), 05/04/2026	324,019	314,388
VS Buyer LLC Term Loan B, 1-Month LIBOR + 3.00%, 6.75% (A), 02/28/2027	208,379	202,128

		6,921,135

Specialty Retail - 0.1%
Belron Finance US LLC
Term Loan B,
3-Month LIBOR + 2.50%, 5.38% (A), 04/13/2028	61,302	60,171
Term Loan B3,
3-Month LIBOR + 2.25%, 6.69% (A), 10/30/2026	149,804	146,995
Great Outdoors Group LLC Term Loan B1, 1-Month LIBOR + 3.75%, 7.50% (A), 03/06/2028	165,754	155,740
Petco Health & Wellness Co., Inc. Term Loan B, 3-Month LIBOR + 3.25%, 6.92% (A), 03/03/2028 (G)	299,672	287,435
Storable, Inc. Term Loan B, 1-Month Term SOFR + 3.50%, 2-Month Term SOFR + 3.50%, 6.08% - 7.23% (A), 04/17/2028	154,133	144,404

		794,745

	Principal	Value
LOAN ASSIGNMENTS (continued)
Textiles, Apparel & Luxury Goods - 0.1%
Birkenstock GmbH & Co. KG Term Loan B, 6-Month LIBOR + 3.25%, 5.10% (A), 04/28/2028	$ 337,311	$ 319,602
Varsity Brands, Inc. Term Loan B, 1-Month LIBOR + 3.50%, 7.25% (A), 12/15/2024	434,238	402,153

		721,755

Transportation Infrastructure - 0.0% (C)
KKR Apple Bidco LLC
2nd Lien Term Loan,
1-Month LIBOR + 5.75%, 9.50% (A), 09/21/2029	32,722	31,100
Term Loan,
1-Month LIBOR + 2.75%, 6.50% (A), 09/23/2028	195,597	189,362

		220,462

Wireless Telecommunication Services - 0.2%
Altice France SA Term Loan B12, 3-Month LIBOR + 3.68%, 7.77% (A), 01/31/2026	754,661	675,657
CCI Buyer, Inc. Term Loan, 3-Month Term SOFR + 4.00%, 7.55% (A), 12/17/2027	435,905	417,379
Eagle Broadband Investments LLC Term Loan, 3-Month LIBOR + 3.00%, 6.69% (A), 11/12/2027	234,456	224,931

		1,317,967

Total Loan Assignments (Cost $56,543,781)		53,638,207

U.S. GOVERNMENT OBLIGATIONS - 35.5%
U.S. Treasury - 33.8%
U.S. Treasury Bonds
1.75%, 08/15/2041	5,000,000	3,250,195
2.38%, 02/15/2042	9,700,000	7,055,234
3.25%, 05/15/2042	22,700,000	19,124,750
3.38%, 08/15/2042	54,500,000	46,844,453
U.S. Treasury Notes
0.13%, 12/31/2022	2,800,000	2,782,394
0.25%, 05/15/2024 - 06/15/2024	51,000,000	47,609,883
1.38%, 10/31/2028 (F)	222,000	188,336
1.38%, 11/15/2031	1,491,000	1,188,257
1.88%, 02/15/2032	44,000	36,548
2.00%, 04/30/2024 - 05/31/2024	50,000,000	48,032,227
2.25%, 04/30/2024	25,000,000	24,128,906
2.50%, 04/30/2024 - 05/15/2024	40,000,000	38,730,469
2.88%, 06/15/2025	1,900,000	1,825,707
3.00%, 07/15/2025	1,000,000	962,773

		241,760,132

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities - 1.7%
U.S. Treasury Inflation-Protected Indexed Notes 0.63%, 04/15/2023	$ 11,923,700	$ 11,847,779

Total U.S. Government Obligations (Cost $268,133,437)		253,607,911

	Shares	Value
COMMON STOCKS - 0.5%
Energy Equipment & Services - 0.5%
Hi-Crush, Inc. (I) (K) (M) (N)	78	3,615,222

Machinery - 0.0%
Ameriforge Group, Inc. (I) (K) (M) (N) (O)	2,679	0

Total Common Stocks (Cost $560,060)		3,615,222

PREFERRED STOCK - 0.2%
Banks - 0.2%
Customers Bancorp, Inc., 5.38%	79,110	1,560,840

Total Preferred Stock (Cost $1,977,750)		1,560,840

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 9.0%
U.S. Treasury Bills
3.01% (P), 11/22/2022 (F)	$5,000,000	4,990,408

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Bills (continued)
3.01% (P), 11/22/2022	$ 10,000,000	$ 9,980,816
3.90% (P), 03/23/2023	25,000,000	24,585,858
3.98% (P), 03/30/2023	25,000,000	24,570,022

Total Short-Term U.S. Government Obligations (Cost $64,203,683)		64,127,104

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 15.3%
Money Market Fund - 15.3%
State Street Institutional U.S. Government Money Market Fund, 3.01% (P)	109,527,924	109,527,924

Total Short-Term Investment Company (Cost $109,527,924)		109,527,924

OTHER INVESTMENT COMPANY - 0.8%
Securities Lending Collateral - 0.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (P)	5,883,078	5,883,078

Total Other Investment Company (Cost $5,883,078)		5,883,078

Total Investments (Cost $750,869,207)		713,642,188
Net Other Assets (Liabilities) - 0.2%		1,231,732

Net Assets - 100.0%		$714,873,920

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
German Euro BOBL	654	12/08/2022	$79,483,590	$77,344,553	$—	$(2,139,037)

INVESTMENT VALUATION:

Valuation Inputs (Q)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (R)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$89,435,605	$—	$89,435,605
Corporate Debt Securities	—	128,385,522	—	128,385,522
Foreign Government Obligations	—	3,860,775	—	3,860,775
Loan Assignments	—	53,638,207	—	53,638,207
U.S. Government Obligations	—	253,607,911	—	253,607,911
Common Stocks	—	—	3,615,222	3,615,222
Preferred Stock	1,560,840	—	—	1,560,840
Short-Term U.S. Government Obligations	—	64,127,104	—	64,127,104
Short-Term Investment Company	109,527,924	—	—	109,527,924
Other Investment Company	5,883,078	—	—	5,883,078

Total Investments	$116,971,842	$593,055,124	$3,615,222	$713,642,188

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

INVESTMENT VALUATION (continued):

Valuation Inputs (continued) (Q)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (R)	Value
LIABILITIES
Other Financial Instruments
Futures Contracts (S)	$(2,139,037)	$—	$—	$(2,139,037)

Total Other Financial Instruments	$(2,139,037)	$—	$—	$(2,139,037)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the total value of 144A securities is $128,691,049, representing 18.0% of the Fund’s net assets.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2022, the total value of Regulation S securities is $16,936,229, representing 2.4% of the Fund’s net assets.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $21,208,622, collateralized by cash collateral of $5,883,078 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $15,765,925. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2022. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(H)	All or a portion of the security represents unsettled loan commitments at October 31, 2022 where the rate will be determined at time of settlement.
(I)	Restricted securities. At October 31, 2022, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Loan Assignments	Intelsat Jackson Holdings SA Term Loan B3, TBD, 11/27/2023	11/27/2017 - 11/13/2019	$3,196	$3,114	0.0	%(C)

Loan Assignments	Rentpath, Inc. 2nd Lien Term Loan, TBD, 05/03/2028	04/06/2021	103,474	2,974	0.0	(C)

Common Stocks	Hi-Crush, Inc.	10/08/2020 - 11/02/2021	473,091	3,615,222	0.5

Common Stocks	Ameriforge Group, Inc.	04/20/2016 - 05/13/2016	91,268	0	0.0

Total			$671,029	$3,621,310	0.5%

(J)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2022, the total value of such securities is $6,088, representing less than 0.1% of the Fund’s net assets.
(K)	Non-income producing securities.
(L)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(M)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2022, the total value of securities is $3,615,222, representing 0.5% of the Fund’s net assets.
(N)	Securities are Level 3 of the fair value hierarchy.
(O)	Security deemed worthless.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(P)	Rates disclosed reflect the yields at October 31, 2022.
(Q)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(R)	Level 3 securities were not considered significant to the Fund.
(S)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

BOBL	Bundesobligationen (German Federal Government Securities)
LIBOR	London Interbank Offered Rate
Prime Rate	Interest rate charged by banks to their most credit worthy customers
SOFR	Secured Overnight Financing Rate
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica US Growth

(unaudited)

MARKET ENVIRONMENT

U.S. equities fell over the fiscal year ended October 31, 2022. Markets rallied early in the period on the back of robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. The rapid spread of the Omicron variant, however, led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations at the end of calendar year 2021. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, and heightening scrutiny of the U.S. Federal Reserve (“Fed”) amid anxiety about a potential policy mistake. Equity markets fell sharply in the second quarter of 2022, as rampant inflation and tighter financial conditions hurt risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth stocks significantly underperformed their value counterparts as surging treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. Equity market weakness persisted, as risk sentiment deteriorated on fears that aggressive interest rate hikes and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, the Fed made clear that the central bank is committed to raising interest rates and keeping them elevated for longer until there is clear evidence that price pressures are abating.

Returns varied by market-cap, as large-cap stocks, as measured by the S&P 500® Index outperformed small-cap but underperformed mid-cap stocks, as measured by the Russell 2000® Index and S&P Midcap 400® Index respectively.

PERFORMANCE

For the year ended October 31, 2022, Transamerica US Growth (Class A) returned -28.96%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Growth Index, returned -24.60%.

STRATEGY REVIEW

Wellington Management Company LLP implements a disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process, build a portfolio that seeks to generate benchmark-relative outperformance largely via stock selection.

The Fund underperformed its benchmark, the Russell 1000® Growth Index, during the fiscal year ended October 31, 2022.

During the period, weak stock selection stock selection within information technology and communication services were the primary drivers of relative underperformance. This was partially offset by stronger selection in health care and consumer discretionary. Sector allocation, a result of the bottom-up stock selection process, modestly detracted from relative performance. The Fund’s underweight allocations to consumer staples and energy detracted from relative performance the most. This was partially offset by an overweight allocation to health care and an underweight to communication services, which contributed to relative performance.

The Fund’s largest relative contributors during the period included overweight positions in Eli Lilly & Co., a U.S.-based pharmaceutical company, Vertex Pharmaceuticals, Inc., a global biotechnology company, and UnitedHealth Group, Inc., a U.S. healthcare and insurance company.

The Fund’s largest relative detractors during the period included an overweight position in Netflix, Inc., a streaming entertainment provider, and an underweight to Apple, Inc., a multinational technology company.

Douglas McLane, CFA

Mammen Chally, CFA

David Siegle, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Asset Allocation	Percentage of Net Assets
Common Stocks	98.8%
Repurchase Agreement	1.4
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica US Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(32.86)%	9.46%	12.19%	11/13/2009
Class A (NAV)	(28.96)%	10.71%	12.83%	11/13/2009
Russell 1000® Growth Index (A)	(24.60)%	12.59%	14.69%
Class C (POP)	(30.13)%	9.83%	11.95%	11/13/2009
Class C (NAV)	(29.52)%	9.83%	11.95%	11/13/2009
Class I (NAV)	(28.67)%	11.04%	13.20%	11/30/2009
Class I2 (NAV)	(28.72)%	11.13%	13.31%	11/13/2009
Class R6 (NAV)	(28.71)%	N/A	(13.93)%	05/28/2021
Class T (POP)	(34.81)%	9.11%	12.24%	02/10/2012
Class T (NAV)	(28.76)%	11.07%	13.24%	02/10/2012

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares and 8.5% for Class T shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2022

Transamerica US Growth

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
COMMON STOCKS - 98.8%
Aerospace & Defense - 1.2%
Raytheon Technologies Corp.	195,138	$18,502,985

Automobiles - 2.1%
Tesla, Inc. (A)	148,931	33,887,760

Beverages - 3.3%
Constellation Brands, Inc., Class A	97,932	24,197,039
Monster Beverage Corp. (A)	299,418	28,061,455

		52,258,494

Biotechnology - 4.1%
Regeneron Pharmaceuticals, Inc. (A)	29,301	21,939,124
Seagen, Inc. (A)	97,178	12,357,154
Vertex Pharmaceuticals, Inc. (A)	102,196	31,885,152

		66,181,430

Building Products - 2.7%
Builders FirstSource, Inc. (A)	143,975	8,877,498
Fortune Brands Home & Security, Inc.	193,130	11,649,602
Johnson Controls International PLC	380,844	22,028,017

		42,555,117

Capital Markets - 1.7%
Ares Management Corp., Class A	143,611	10,890,022
Morgan Stanley	191,793	15,759,631

		26,649,653

Chemicals - 1.4%
PPG Industries, Inc.	192,174	21,942,427

Consumer Finance - 2.4%
American Express Co.	166,046	24,649,529
S&P Global, Inc.	43,544	13,988,510

		38,638,039

Electronic Equipment, Instruments & Components - 2.8%
Amphenol Corp., Class A	297,529	22,561,624
CDW Corp.	132,050	22,819,561

		45,381,185

Entertainment - 1.1%
Walt Disney Co. (A)	159,698	17,014,225

Equity Real Estate Investment Trusts - 1.7%
Prologis, Inc.	145,045	16,063,734
Rexford Industrial Realty, Inc.	214,105	11,835,724

		27,899,458

Health Care Equipment & Supplies - 2.0%
Align Technology, Inc. (A)	38,350	7,451,405
Edwards Lifesciences Corp. (A)	183,421	13,285,183
Teleflex, Inc.	54,735	11,743,942

		32,480,530

Health Care Providers & Services - 4.1%
R1 RCM, Inc. (A)	510,672	9,018,468
UnitedHealth Group, Inc.	101,170	56,164,525

		65,182,993

Hotels, Restaurants & Leisure - 3.2%
Airbnb, Inc., Class A (A)	132,877	14,205,880
Booking Holdings, Inc. (A)	7,180	13,422,867
Chipotle Mexican Grill, Inc. (A)	15,437	23,129,720

		50,758,467

Interactive Media & Services - 4.8%
Alphabet, Inc., Class A (A)	720,872	68,129,613

	Shares	Value
COMMON STOCKS (continued)
Interactive Media & Services (continued)
ZoomInfo Technologies, Inc. (A)	202,237	$ 9,005,613

		77,135,226

Internet & Direct Marketing Retail - 5.8%
Amazon.com, Inc. (A)	903,848	92,590,189

IT Services - 6.2%
Block, Inc. (A)	120,322	7,227,743
FleetCor Technologies, Inc. (A)	97,548	18,155,634
Global Payments, Inc.	126,861	14,495,138
GoDaddy, Inc., Class A (A)	100,333	8,066,773
Mastercard, Inc., Class A	156,436	51,339,166

		99,284,454

Life Sciences Tools & Services - 1.5%
Thermo Fisher Scientific, Inc.	47,261	24,290,736

Machinery - 3.4%
Deere & Co.	88,376	34,980,988
Nordson Corp.	87,139	19,606,275

		54,587,263

Oil, Gas & Consumable Fuels - 1.5%
Pioneer Natural Resources Co.	95,442	24,472,283

Personal Products - 1.4%
Estee Lauder Cos., Inc., Class A	107,434	21,539,443

Pharmaceuticals - 2.8%
Eli Lilly & Co.	125,451	45,424,553

Semiconductors & Semiconductor Equipment - 6.3%
Advanced Micro Devices, Inc. (A)	240,317	14,433,439
KLA Corp.	46,406	14,685,179
Marvell Technology, Inc.	183,983	7,300,445
NVIDIA Corp.	183,208	24,727,584
Teradyne, Inc.	116,327	9,463,202
Texas Instruments, Inc.	185,329	29,769,397

		100,379,246

Software - 15.2%
Five9, Inc. (A)	131,472	7,922,503
Microsoft Corp.	559,933	129,977,247
Palo Alto Networks, Inc. (A)	146,073	25,064,666
Paycom Software, Inc. (A)	49,962	17,286,852
Salesforce, Inc. (A)	146,153	23,763,016
ServiceNow, Inc. (A)	63,749	26,821,754
Workday, Inc., Class A (A)	74,185	11,559,507

		242,395,545

Specialty Retail - 2.1%
TJX Cos., Inc.	468,475	33,777,047

Technology Hardware, Storage & Peripherals - 10.8%
Apple, Inc.	1,057,015	162,082,680
NetApp, Inc.	152,210	10,543,587

		172,626,267

Textiles, Apparel & Luxury Goods - 3.2%
Lululemon Athletica, Inc. (A)	73,200	24,085,728
NIKE, Inc., Class B	282,805	26,210,367

		50,296,095

Total Common Stocks (Cost $1,074,976,381)		1,578,131,110

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica US Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Principal	Value
REPURCHASE AGREEMENT - 1.4%
Fixed Income Clearing Corp., 1.10% (B), dated 10/31/2022, to be repurchased at $21,821,822 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.30%, due 04/27/2023, and with a value of $22,257,673.	$21,821,155	$ 21,821,155

Total Repurchase Agreement (Cost $21,821,155)		21,821,155

Total Investments (Cost $1,096,797,536)		1,599,952,265
Net Other Assets (Liabilities) - (0.2)%		(2,530,045)

Net Assets - 100.0%		$1,597,422,220

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,578,131,110	$—	$—	$1,578,131,110
Repurchase Agreement	—	21,821,155	—	21,821,155

Total Investments	$1,578,131,110	$21,821,155	$—	$1,599,952,265

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at October 31, 2022.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2022

	Transamerica Balanced II	Transamerica Bond	Transamerica Capital Growth	Transamerica Emerging Markets Debt	Transamerica Emerging Markets Opportunities
Assets:
Investments, at value (A) (B)	$108,054,746	$1,268,766,271	$1,660,294,981	$181,789,881	$792,284,941
Repurchase agreements, at value (C)	—	12,136,681	36,829,031	12,389,501	—
Cash	981,599	—	—	393,506	27,567,863
Cash collateral pledged at broker for:
TBA commitments	288,000	7,697,000	—	—	—
Centrally cleared swap agreements	—	115	—	—	—
OTC derivatives (E)	—	19	—	1,120,000	—
Futures contracts	127,150	6,500	—	—	669,197
Foreign currency, at value (D)	—	—	1,015	204,742	4,797,005
Receivables and other assets:
Investments sold	59,395	17,973	9,793,294	2,437,598	6,742,303
When-issued, delayed-delivery, forward and TBA commitments sold	—	1,470,000	—	—	—
Net income from securities lending	337	6,173	118,928	1,590	16,814
Shares of beneficial interest sold	805	2,129,767	2,621,623	710,631	2,000
Dividends	41,295	—	—	1,171	717,393
Interest	247,437	9,577,109	1,125	3,318,039	—
Tax reclaims	1,872	—	27,985	74,118	54,385
Due from distributor	32,677	—	—	96,317	—
Variation margin receivable on futures contracts	—	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	326,327	—
Total assets	109,835,313	1,301,807,608	1,709,687,982	202,863,421	832,851,901

Liabilities:
Cash collateral received upon return of:
Securities on loan	1,019,937	14,564,963	82,361,489	4,931,022	20,434,203
Cash collateral at broker for:
OTC derivatives (E)	—	—	20,420,000	490,000	—
Payables and other liabilities:
Investments purchased	372,001	7,242,380	11,795,168	3,752,511	5,513,488
When-issued, delayed-delivery, forward and TBA commitments purchased	8,256,732	58,021,331	—	—	—
Dividends and/or distributions	—	457,048	—	—	—
Shares of beneficial interest redeemed	3,462	2,868,232	3,220,183	982,776	13,712
Foreign capital gains tax	—	—	—	—	1,390,945
Due to custodian	—	3,416,027	220,000	—	—
Investment management fees	40,112	382,423	1,072,415	104,487	560,596
Distribution and service fees	23,314	56,935	226,272	3,505	—
Transfer agent fees	479	93,818	193,999	16,552	5,802
Trustees, CCO and deferred compensation fees	872	9,741	26,745	4,101	1,283
Audit and tax fees	28,551	33,429	27,311	34,855	29,366
Custody fees	4,807	60,236	68,937	45,325	204,631
Legal fees	1,560	20,016	37,121	4,054	14,721
Printing and shareholder reports fees	399	44,726	149,563	11,270	1,882
Registration fees	238	840	845	218	528
Other accrued expenses	4,712	20,058	32,062	5,120	17,014
Variation margin payable on futures contracts	4,685	1,661	—	—	31,653
Unrealized depreciation on forward foreign currency contracts	—	—	—	351,175	—
Total liabilities	9,761,861	87,293,864	119,852,110	10,736,971	28,219,824
Net assets	$100,073,452	$1,214,513,744	$1,589,835,872	$192,126,450	$804,632,077

Net assets consist of:
Paid-in capital	$84,968,459	$1,469,986,866	$2,662,374,400	$375,372,039	$1,237,067,699
Total distributable earnings (accumulated losses)	15,104,993	(255,473,122)	(1,072,538,528)	(183,245,589)	(432,435,622)
Net assets	$100,073,452	$1,214,513,744	$1,589,835,872	$192,126,450	$804,632,077

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2022

	Transamerica Balanced II	Transamerica Bond	Transamerica Capital Growth	Transamerica Emerging Markets Debt	Transamerica Emerging Markets Opportunities
Net assets by class:
Class A	$—	$107,307,354	$396,597,693	$7,220,048	$—
Class C	—	39,109,228	167,725,364	2,177,859	—
Class I	—	704,475,385	978,757,134	149,943,328	5,366,050
Class I2	—	283,641,390	27,956,653	7,317,745	749,653,305
Class I3	44,058,064	—	—	—	—
Class R	56,015,388	8,679	6,062	—	—
Class R6	—	79,971,708	18,792,966	25,467,470	49,612,722
Shares outstanding (unlimited shares, no par value):
Class A	—	13,795,913	20,032,856	912,382	—
Class C	—	5,062,807	12,514,566	276,776	—
Class I	—	90,385,239	45,573,308	18,875,697	814,154
Class I2	—	36,368,698	4,602,131	922,296	113,525,079
Class I3	4,114,063	—	—	—	—
Class R	5,229,617	1,114	306	—	—
Class R6	—	10,266,351	3,092,434	3,203,688	7,467,538
Net asset value per share: (F)
Class A	$—	$7.78	$19.80	$7.91	$—
Class C	—	7.72	13.40	7.87	—
Class I	—	7.79	21.48	7.94	6.59
Class I2	—	7.80	6.07	7.93	6.60
Class I3	10.71	—	—	—	—
Class R	10.71	7.79	19.81	—	—
Class R6	—	7.79	6.08	7.95	6.64
Maximum offering price per share: (G)
Class A	$—	$8.17	$20.95	$8.30	$—

(A) Investments, at cost	$96,905,934	$1,461,394,790	$2,436,502,401	$225,168,231	$1,117,942,954
(B) Securities on loan, at value	$2,290,205	$52,155,223	$283,299,758	$5,015,703	$30,339,544
(C) Repurchase agreements, at cost	$—	$12,136,681	$36,829,031	$12,389,501	$—
(D) Foreign currency, at cost	$—	$—	$1,019	$187,681	$5,101,182

(E)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
(F)

Net asset value per share for Class C, I, I2, I3, R and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(G)

Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2022

	Transamerica Energy Infrastructure	Transamerica Floating Rate	Transamerica Government Money Market	Transamerica High Quality Bond	Transamerica High Yield Bond
Assets:
Investments, at value (A) (B)	$159,456,350	$178,316,227	$296,842,469	$125,252,768	$1,197,208,774
Repurchase agreements, at value (C)	4,890,336	2,918,726	269,482,641	—	19,551,351
Cash	68,258	460,178	—	539,108	—
Foreign currency, at value (D)	5,749	—	—	—	—
Receivables and other assets:
Investments sold	110,903	4,371	—	135,111	2,552,791
When-issued, delayed-delivery, forward and TBA commitments sold	—	8,488,301	—	—	4,242,457
Net income from securities lending	2,292	—	—	888	71,797
Shares of beneficial interest sold	312,169	146,447	677,735	6,340	36,519,842
Dividends	352,365	—	—	—	—
Interest	34,640	937,948	854,101	545,902	18,067,896
Tax reclaims	—	—	—	1,874	—
Due from distributor	—	—	101,715	—	1,467
Total assets	165,233,062	191,272,198	567,958,661	126,481,991	1,278,216,375

Liabilities:
Cash collateral received upon return of:
Securities on loan	16,585,392	—	—	815,033	97,471,528
Payables and other liabilities:
Investments purchased	—	1,198	—	—	—
When-issued, delayed-delivery, forward and TBA commitments purchased	—	585,938	—	—	2,118,688
Dividends and/or distributions	—	2,119	2,008	—	25,045
Shares of beneficial interest redeemed	109,448	593,535	632,877	95,081	6,842,713
Due to custodian	—	—	—	—	4,693,432
Money market waiver due to investment manager	—	—	35	—	—
Investment management fees	130,769	105,203	142,503	41,683	490,348
Distribution and service fees	11,971	16,656	258,180	10,388	38,294
Transfer agent fees	9,205	13,216	25,185	752	62,393
Trustees, CCO and deferred compensation fees	1,829	1,660	6,823	1,426	12,485
Audit and tax fees	28,306	36,021	16,891	29,462	35,461
Custody fees	6,489	61,370	51,970	7,610	65,505
Legal fees	2,342	5,370	10,951	2,061	22,887
Printing and shareholder reports fees	3,348	4,823	2,053	444	14,769
Registration fees	532	532	835	384	980
Other accrued expenses	3,152	7,473	14,846	3,077	24,829
Unrealized depreciation on unfunded commitments	—	20,406	—	—	—
Total liabilities	16,892,783	1,455,520	1,165,157	1,007,401	111,919,357
Net assets	$148,340,279	$189,816,678	$566,793,504	$125,474,590	$1,166,297,018

Net assets consist of:
Paid-in capital	$283,638,128	$247,481,659	$566,794,184	$143,859,468	$1,443,511,172
Total distributable earnings (accumulated losses)	(135,297,849)	(57,664,981)	(680)	(18,384,878)	(277,214,154)
Net assets	$148,340,279	$189,816,678	$566,793,504	$125,474,590	$1,166,297,018

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2022

	Transamerica Energy Infrastructure	Transamerica Floating Rate	Transamerica Government Money Market	Transamerica High Quality Bond	Transamerica High Yield Bond
Net assets by class:
Class A	$32,347,489	$15,531,160	$241,113,250	$—	$62,992,212
Class C	6,752,795	15,790,057	8,811,724	—	8,913,994
Class I	51,295,653	107,286,872	27,319,791	—	562,579,841
Class I2	57,944,342	51,208,589	3,411,926	—	251,871,921
Class I3	—	—	87,755,763	89,724,587	154,394,135
Class R	—	—	—	10,298,837	17,663,021
Class R2	—	—	127,876,042	—	—
Class R4	—	—	70,505,008	25,451,166	48,172,651
Class R6	—	—	—	—	59,709,243
Shares outstanding (unlimited shares, no par value):
Class A	4,600,108	1,743,202	241,122,582	—	8,201,999
Class C	961,744	1,770,994	8,808,547	—	1,165,126
Class I	7,298,127	12,102,140	27,322,109	—	72,656,269
Class I2	8,238,988	5,749,692	3,411,508	—	32,439,276
Class I3	—	—	87,769,541	9,735,432	19,894,040
Class R	—	—	—	1,114,299	2,275,853
Class R2	—	—	127,870,817	—	—
Class R4	—	—	70,507,060	2,762,112	6,201,047
Class R6	—	—	—	—	7,693,318
Net asset value per share: (E)
Class A	$7.03	$8.91	$1.00	$—	$7.68
Class C	7.02	8.92	1.00	—	7.65
Class I	7.03	8.87	1.00	—	7.74
Class I2	7.03	8.91	1.00	—	7.76
Class I3	—	—	1.00	9.22	7.76
Class R	—	—	—	9.24	7.76
Class R2	—	—	1.00	—	—
Class R4	—	—	1.00	9.21	7.77
Class R6	—	—	—	—	7.76
Maximum offering price per share: (F)
Class A	$7.44	$9.35	$1.00	$—	$8.06
Class R2	$—	$—	$1.00	$—	$—

(A) Investments, at cost	$123,075,148	$195,637,840	$296,842,469	$133,816,837	$1,412,089,360
(B) Securities on loan, at value	$17,818,639	$6	$—	$798,411	$98,760,941
(C) Repurchase agreements, at cost	$4,890,336	$2,918,726	$269,482,641	$—	$19,551,351
(D) Foreign currency, at cost	$5,742	$—	$—	$—	$—

(E)

Net asset value per share for Class C, I, I2, I3, R, R2, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(F)

Maximum offering price per share for Class A and R2 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2022

	Transamerica High Yield ESG	Transamerica High Yield Muni	Transamerica Inflation Opportunities	Transamerica Inflation- Protected Securities	Transamerica Intermediate Bond
Assets:
Investments, at value (A) (B)	$38,530,416	$114,999,264	$116,301,928	$85,007,010	$2,814,021,427
Repurchase agreements, at value (C)	—	2,020,445	—	—	14,047,627
Cash	1,859,949	—	—	—	—
Cash collateral pledged at broker for:
TBA commitments	—	—	—	—	43,977,463
OTC derivatives (E)				—	742
Futures contracts	—	—	—	—	131,250
Foreign currency, at value (D)	—	—	2,217	133,427	—
Receivables and other assets:
Investments sold	25,816	923,247	—	—	29,884
When-issued, delayed-delivery, forward and TBA commitments sold	—	503,580	—	—	—
Net income from securities lending	3,473	—	323	158	22,245
Shares of beneficial interest sold	—	348,742	4,318	54	21,883
Interest	508,191	2,168,152	445,563	299,942	14,869,952
Tax reclaims	2,729	—	—	—	—
Due from distributor	—	3,356	—	—	—
Variation margin receivable on futures contracts	—	—	—	—	37,094
Unrealized appreciation on forward foreign currency contracts	—	—	444,809	211,964	—
Total assets	40,930,574	120,966,786	117,199,158	85,652,555	2,887,159,567

Liabilities:
Cash collateral received upon return of:
Securities on loan	4,357,358	—	871,260	494,863	33,777,023
Payables and other liabilities:
Investments purchased	200,000	356,440	379,000	200,000	15,056,728
When-issued, delayed-delivery, forward and TBA commitments purchased	—	494,160	—	—	487,824,219
Dividends and/or distributions	—	3,543	—	—	—
Shares of beneficial interest redeemed	—	893,917	61,393	75,188	120,531
Due to custodian	—	3,075	—	—	183,468
Investment management fees	564	57,297	49,597	28,078	749,616
Distribution and service fees	—	11,255	1,158	3,527	31,936
Transfer agent fees	309	12,073	1,964	491	14,922
Trustees, CCO and deferred compensation fees	32	935	640	844	13,195
Audit and tax fees	29,424	34,043	31,523	30,686	33,543
Custody fees	7,278	12,985	11,062	6,230	82,326
Legal fees	263	2,171	1,816	1,344	19,786
Printing and shareholder reports fees	259	2,950	912	373	2,467
Registration fees	207	682	676	384	541
Other accrued expenses	1,345	3,114	1,665	2,352	20,172
Unrealized depreciation on forward foreign currency contracts	—	—	43,584	9,769	—
Total liabilities	4,597,039	1,888,640	1,456,250	854,129	537,930,473
Net assets	$36,333,535	$119,078,146	$115,742,908	$84,798,426	$2,349,229,094

Net assets consist of:
Paid-in capital	$39,762,568	$158,361,521	$130,291,823	$97,178,064	$2,653,685,065
Total distributable earnings (accumulated losses)	(3,429,033)	(39,283,375)	(14,548,915)	(12,379,638)	(304,455,971)
Net assets	$36,333,535	$119,078,146	$115,742,908	$84,798,426	$2,349,229,094

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2022

	Transamerica High Yield ESG	Transamerica High Yield Muni	Transamerica Inflation Opportunities	Transamerica Inflation- Protected Securities	Transamerica Intermediate Bond
Net assets by class:
Class A	$—	$16,721,385	$2,291,254	$—	$—
Class C	—	8,586,962	746,792	—	—
Class I	997,085	93,759,906	10,168,796	—	—
Class I2	35,336,450	9,893	102,379,743	—	1,974,697,085
Class I3	—	—	—	75,995,726	248,166,974
Class R	—	—	—	7,799,175	23,156,848
Class R4	—	—	—	1,003,525	102,515,368
Class R6	—	—	156,323	—	692,819
Shares outstanding (unlimited shares, no par value):
Class A	—	1,764,835	243,978	—	—
Class C	—	905,667	81,600	—	—
Class I	117,139	9,913,149	1,074,421	—	—
Class I2	4,135,218	1,044	10,787,960	—	236,006,737
Class I3	—	—	—	8,282,216	29,608,919
Class R	—	—	—	849,433	2,758,790
Class R4	—	—	—	109,142	12,225,127
Class R6	—	—	16,468	—	82,647
Net asset value per share: (F)
Class A	$—	$9.47	$9.39	$—	$—
Class C	—	9.48	9.15	—	—
Class I	8.51	9.46	9.46	—	—
Class I2	8.55	9.48	9.49	—	8.37
Class I3	—	—	—	9.18	8.38
Class R	—	—	—	9.18	8.39
Class R4	—	—	—	9.19	8.39
Class R6	—	—	9.49	—	8.38
Maximum offering price per share: (G)
Class A	$—	$9.79	$9.86	$—	$—

(A) Investments, at cost	$41,797,227	$146,005,461	$132,770,671	$94,179,986	$3,028,633,951
(B) Securities on loan, at value	$4,317,309	$—	$1,167,770	$806,549	$57,290,065
(C) Repurchase agreements, at cost	$—	$2,020,445	$—	$—	$14,047,627
(D) Foreign currency, at cost	$—	$—	$2,132	$134,662	$—

(E)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
(F)

Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(G)

Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2022

	Transamerica Intermediate Muni	Transamerica International Equity	Transamerica International Focus	Transamerica International Small Cap Value	Transamerica International Stock
Assets:
Investments, at value (A) (B)	$1,389,961,974	$4,223,745,540	$859,959,052	$592,378,186	$161,874,748
Repurchase agreements, at value (C)	21,500,161	—	9,536,659	—	—
Cash	246	—	—	—	5,182,866
Foreign currency, at value (D)	—	417	13,512,595	26,832	—
Receivables and other assets:
Investments sold	11,156,312	8,114,037	485,147	2,777,744	—
Net income from securities lending	—	—	16,013	8,485	—
Shares of beneficial interest sold	3,405,240	4,502,226	521	586,162	1,440
Dividends	—	10,959,926	1,787,492	2,096,882	575,278
Interest	20,602,570	—	291	—	—
Tax reclaims	—	19,533,454	3,137,545	1,434,198	305,717
Due from investment manager	32,795	—	—	—	—
Total assets	1,446,659,298	4,266,855,600	888,435,315	599,308,489	167,940,049

Liabilities:
Foreign currency overdraft, at value (D)	—	—	—	—	1,085
Cash collateral received upon return of:
Securities on loan	—	48,457,289	11,797,466	28,433,884	11,812,299
Payables and other liabilities:
Investments purchased	—	5,944,867	1,091,691	999,011	—
When-issued, delayed-delivery, forward and TBA commitments purchased	15,194,566	—	—	—	—
Dividends and/or distributions	328,413	—	—	—	—
Shares of beneficial interest redeemed	4,838,241	9,679,764	17,825	1,332,463	6,008
Due to custodian	—	15,951,772	—	76,928	—
Investment management fees	437,011	2,359,808	553,042	443,689	90,461
Distribution and service fees	107,507	55,070	97	—	152
Transfer agent fees	126,222	303,107	5,616	22,908	1,072
Trustees, CCO and deferred compensation fees	12,428	32,975	9,722	4,890	239
Audit and tax fees	41,686	37,890	22,743	23,171	19,381
Custody fees	96,851	6,981	73,985	63,498	16,086
Legal fees	28,789	68,138	15,815	9,106	1,847
Printing and shareholder reports fees	36,973	123,431	2,055	12,176	408
Registration fees	682	2,208	533	242	269
Affiliated fund fees	6,524	—	—	—	—
Other accrued expenses	28,242	138,838	18,547	11,942	4,167
Total liabilities	21,284,135	83,162,138	13,609,137	31,433,908	11,953,474
Net assets	$1,425,375,163	$4,183,693,462	$874,826,178	$567,874,581	$155,986,575

Net assets consist of:
Paid-in capital	$1,756,935,637	$4,561,737,311	$858,499,428	$634,783,364	$165,410,085
Total distributable earnings (accumulated losses)	(331,560,474)	(378,043,849)	16,326,750	(66,908,783)	(9,423,510)
Net assets	$1,425,375,163	$4,183,693,462	$874,826,178	$567,874,581	$155,986,575

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2022

	Transamerica Intermediate Muni	Transamerica International Equity	Transamerica International Focus	Transamerica International Small Cap Value	Transamerica International Stock
Net assets by class:
Class A	$179,425,603	$142,549,975	$479,535	$—	$744,704
Class C	77,442,385	19,439,273	—	—	—
Class I	1,168,497,394	2,315,412,326	73,360	233,431,009	546,611
Class I2	9,781	1,168,403,847	862,507,943	334,443,572	142,358,224
Class I3	—	115,535,809	—	—	—
Class R	—	19,862,901	—	—	—
Class R4	—	4,985,873	—	—	—
Class R6	—	397,503,458	11,765,340	—	12,337,036
Shares outstanding (unlimited shares, no par value):
Class A	18,194,899	8,892,251	68,774	—	85,074
Class C	7,867,341	1,233,020	—	—	—
Class I	118,051,590	142,457,144	10,445	20,750,443	62,323
Class I2	987	71,751,787	123,286,251	29,652,545	16,208,795
Class I3	—	7,042,911	—	—	—
Class R	—	1,211,009	—	—	—
Class R4	—	304,530	—	—	—
Class R6	—	24,154,174	1,674,363	—	1,406,512
Net asset value per share: (E)
Class A	$9.86	$16.03	$6.97	$—	$8.75
Class C	9.84	15.77	—	—	—
Class I	9.90	16.25	7.02	11.25	8.77
Class I2	9.91	16.28	7.00	11.28	8.78
Class I3	—	16.40	—	—	—
Class R	—	16.40	—	—	—
Class R4	—	16.37	—	—	—
Class R6	—	16.46	7.03	—	8.77
Maximum offering price per share: (F)
Class A	$10.19	$16.96	$7.38	$—	$9.24

(A) Investments, at cost	$1,638,284,238	$4,496,596,637	$843,570,088	$665,035,312	$174,255,185
(B) Securities on loan, at value	$—	$57,390,937	$41,946,972	$32,076,127	$13,557,932
(C) Repurchase agreements, at cost	$21,500,161	$—	$9,536,659	$—	$—
(D) Foreign currency, at cost	$—	$420	$13,710,648	$27,023	$(1,073)

(E)

Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(F)

Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2022

	Transamerica Large Cap Value	Transamerica Large Core	Transamerica Large Growth	Transamerica Large Value Opportunities	Transamerica Mid Cap Growth
Assets:
Investments, at value (A) (B)	$1,874,500,780	$161,589,088	$438,306,999	$338,663,428	$275,807,583
Repurchase agreements, at value (C)	47,695,829	—	—	—	11,053,768
Cash	—	391,093	20,852,591	684,488	—
Foreign currency, at value (D)	—	—	1,483	—	—
Receivables and other assets:
Investments sold	—	—	1,073,304	—	395,321
Net income from securities lending	—	440	10,823	20,860	292
Shares of beneficial interest sold	149,164	35,702	5,171	136,617	13,747
Dividends	1,443,222	117,747	91,660	385,484	—
Interest	1,457	—	—	—	338
Total assets	1,923,790,452	162,134,070	460,342,031	339,890,877	287,271,049

Liabilities:
Cash collateral received upon return of:
Securities on loan	—	143,970	16,840,381	3,846,292	—
Cash collateral at broker for:
Centrally cleared swap agreements	—	—	1,060,000	—	—
OTC derivatives (E)	—	—	2,000,000	—	—
Payables and other liabilities:
Investments purchased	—	—	2,063,078	4,931,417	—
Shares of beneficial interest redeemed	328,879	22,879	5,263,035	281,928	112,535
Investment management fees	900,629	59,471	237,619	119,012	164,000
Distribution and service fees	29,883	20,884	42,107	26,414	8,626
Transfer agent fees	29,660	862	2,498	1,823	4,182
Trustees, CCO and deferred compensation fees	14,409	1,503	6,845	3,109	2,043
Audit and tax fees	25,685	20,148	21,926	19,333	24,229
Custody fees	59,043	8,843	28,597	12,409	14,448
Legal fees	30,868	2,436	11,059	4,749	4,194
Printing and shareholder reports fees	8,450	625	1,863	862	1,101
Registration fees	828	384	536	356	975
Other accrued expenses	31,945	3,404	13,303	8,061	5,026
Total liabilities	1,460,279	285,409	27,592,847	9,255,765	341,359
Net assets	$1,922,330,173	$161,848,661	$432,749,184	$330,635,112	$286,929,690

Net assets consist of:
Paid-in capital	$1,577,822,055	$128,340,827	$424,580,473	$294,336,693	$374,927,438
Total distributable earnings (accumulated losses)	344,508,118	33,507,834	8,168,711	36,298,419	(87,997,748)
Net assets	$1,922,330,173	$161,848,661	$432,749,184	$330,635,112	$286,929,690

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2022

	Transamerica Large Cap Value	Transamerica Large Core	Transamerica Large Growth	Transamerica Large Value Opportunities	Transamerica Mid Cap Growth
Net assets by class:
Class A	$77,058,633	$—	$—	$—	$10,384,460
Class C	17,682,147	—	—	—	544,333
Class I	99,796,440	—	—	—	1,568,382
Class I2	1,684,203,793	—	—	—	230,060,253
Class I3	—	109,511,431	303,088,911	259,718,326	22,531,012
Class R	—	49,946,491	92,614,750	61,830,039	14,602,875
Class R4	—	2,390,739	16,757,074	9,086,747	126,545
Class R6	43,589,160	—	20,288,449	—	7,111,830
Shares outstanding (unlimited shares, no par value):
Class A	6,022,301	—	—	—	1,550,569
Class C	1,392,812	—	—	—	90,773
Class I	7,726,070	—	—	—	226,992
Class I2	130,753,101	—	—	—	32,823,723
Class I3	—	10,766,452	33,579,119	27,073,790	3,220,663
Class R	—	4,906,297	10,590,446	6,436,224	2,150,887
Class R4	—	234,954	1,878,346	945,627	18,163
Class R6	3,383,919	—	2,248,983	—	1,015,996
Net asset value per share: (F)
Class A	$12.80	$—	$—	$—	$6.70
Class C	12.70	—	—	—	6.00
Class I	12.92	—	—	—	6.91
Class I2	12.88	—	—	—	7.01
Class I3	—	10.17	9.03	9.59	7.00
Class R	—	10.18	8.75	9.61	6.79
Class R4	—	10.18	8.92	9.61	6.97
Class R6	12.88	—	9.02	—	7.00
Maximum offering price per share: (G)
Class A	$13.54	$—	$—	$—	$7.09

(A) Investments, at cost	$1,621,203,555	$135,021,786	$425,982,971	$321,376,870	$316,682,550
(B) Securities on loan, at value	$—	$554,749	$25,787,656	$5,365,937	$117,900
(C) Repurchase agreements, at cost	$47,695,829	$—	$—	$—	$11,053,768
(D) Foreign currency, at cost	$—	$—	$1,468	$—	$—

(E)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
(F)

Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(G)

Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2022

	Transamerica Mid Cap Value Opportunities	Transamerica Multi-Asset Income	Transamerica Multi-Managed Balanced	Transamerica Short-Term Bond	Transamerica Small Cap Growth
Assets:
Investments, at value (A) (B)	$1,323,143,102	$676,001,698	$1,176,341,397	$3,412,420,708	$144,844,961
Repurchase agreements, at value (C)	101,601,287	5,509,985	9,267,155	94,594,082	5,995,826
Cash	—	—	—	207,943	55,553
Cash collateral pledged at broker for:
TBA commitments	—	—	9,729,312	—	—
Futures contracts	—	—	533,600	1,008,283	—
Receivables and other assets:
Investments sold	—	1,821,283	648,872	3,724,926	690,486
Net income from securities lending	1,859	25,740	2,050	5,309	850
Shares of beneficial interest sold	2,397,807	1,053,380	285,923	19,355,099	38,079
Dividends	918,415	541,701	460,659	—	5,293
Interest	3,104	5,539,074	2,571,952	19,742,383	183
Tax reclaims	—	2,740	—	—	—
Total assets	1,428,065,574	690,495,601	1,199,840,920	3,551,058,733	151,631,231

Liabilities:
Cash collateral received upon return of:
Securities on loan	—	28,655,031	1,601,252	23,151,243	531,977
Payables and other liabilities:
Investments purchased	4,777,059	2,267,994	3,105,387	41,367,911	503,165
When-issued, delayed-delivery, forward and TBA commitments purchased	—	—	88,958,787	—	—
Dividends and/or distributions	—	—	—	774,198	—
Shares of beneficial interest redeemed	22,925,417	559,708	1,843,455	11,829,196	127,088
Due to custodian	—	—	7,322,000	—	—
Investment management fees	791,726	318,819	546,708	1,067,546	105,496
Distribution and service fees	56,906	97,024	261,914	224,518	10,375
Transfer agent fees	74,453	58,353	82,096	246,183	5,551
Trustees, CCO and deferred compensation fees	9,563	4,418	7,422	19,654	1,664
Audit and tax fees	28,028	35,348	31,723	39,048	19,694
Custody fees	39,947	22,976	61,283	96,630	10,912
Legal fees	18,837	8,657	16,787	47,253	2,481
Printing and shareholder reports fees	26,715	15,290	20,912	74,143	5,512
Registration fees	608	532	838	822	1,108
Other accrued expenses	19,164	9,596	19,196	45,235	1,557
Variation margin payable on futures contracts	—	—	52,306	181,433	—
Total liabilities	28,768,423	32,053,746	103,932,066	79,165,013	1,326,580
Net assets	$1,399,297,151	$658,441,855	$1,095,908,854	$3,471,893,720	$150,304,651

Net assets consist of:
Paid-in capital	$1,197,333,278	$809,245,921	$889,722,437	$3,731,679,187	$126,514,057
Total distributable earnings (accumulated losses)	201,963,873	(150,804,066)	206,186,417	(259,785,467)	23,790,594
Net assets	$1,399,297,151	$658,441,855	$1,095,908,854	$3,471,893,720	$150,304,651

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2022

	Transamerica Mid Cap Value Opportunities	Transamerica Multi-Asset Income	Transamerica Multi-Managed Balanced	Transamerica Short-Term Bond	Transamerica Small Cap Growth
Net assets by class:
Class A	$27,424,913	$138,668,328	$578,115,420	$623,305,887	$14,396,137
Class C	16,521,533	83,457,476	168,319,861	104,042,203	2,040,651
Class I	734,475,835	436,300,530	325,378,123	2,205,844,809	21,199,182
Class I2	171,713,016	15,521	—	337,448,776	70,676,127
Class I3	99,002,589	—	—	—	22,433,133
Class R	52,688,056	—	113,398	—	13,896,505
Class R4	82,892,341	—	—	—	186,138
Class R6	214,578,868	—	23,982,052	201,252,045	5,476,778
Shares outstanding (unlimited shares, no par value):
Class A	2,503,715	11,152,104	20,289,658	64,692,666	2,542,180
Class C	1,553,050	6,740,690	6,050,190	10,818,212	431,638
Class I	66,577,524	35,066,729	11,355,686	232,871,630	3,505,154
Class I2	15,541,121	1,312	—	35,667,284	11,376,369
Class I3	8,906,944	—	—	—	3,614,569
Class R	4,746,879	—	3,974	—	2,320,289
Class R4	7,437,087	—	—	—	30,279
Class R6	19,234,101	—	836,727	21,249,633	881,926
Net asset value per share: (D)
Class A	$10.95	$12.43	$28.49	$9.63	$5.66
Class C	10.64	12.38	27.82	9.62	4.73
Class I	11.03	12.44	28.65	9.47	6.05
Class I2	11.05	11.83	—	9.46	6.21
Class I3	11.12	—	—	—	6.21
Class R	11.10	—	28.53	—	5.99
Class R4	11.15	—	—	—	6.15
Class R6	11.16	—	28.66	9.47	6.21
Maximum offering price per share: (E)
Class A	$11.59	$13.15	$30.15	$9.88	$5.99

(A) Investments, at cost	$1,203,391,318	$679,835,896	$987,133,876	$3,596,471,076	$122,384,451
(B) Securities on loan, at value	$13,562,044	$28,311,468	$16,443,752	$23,291,595	$6,523,710
(C) Repurchase agreements, at cost	$101,601,287	$5,509,985	$9,267,155	$94,594,082	$5,995,826

(D)

Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(E)

Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2022

	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Sustainable Bond	Transamerica Sustainable Equity Income	Transamerica Unconstrained Bond
Assets:
Investments, at value (A) (B)	$419,776,151	$742,017,846	$23,297,766	$278,383,523	$713,642,188
Repurchase agreements, at value (C)	6,942,418	29,323,793	—	4,016,220	—
Cash	—	209,721	188,028	—	776,003
Cash collateral pledged at broker for:
Futures contracts	—	—	—	—	10,038,844
Foreign currency, at value (D)	—	—	—	—	1,621
Receivables and other assets:
Investments sold	—	1,993,874	—	—	91,183
When-issued, delayed-delivery, forward and TBA commitments sold	—	—	—	—	1,052,886
Net income from securities lending	2,629	2,182	270	—	17,926
Shares of beneficial interest sold	36,338	1,193,046	—	3,097	74,335
Dividends	149,459	365,649	—	367,622	—
Interest	212	896	131,310	123	3,958,297
Tax reclaims	—	—	1,578	18,967	—
Due from investment manager	—	—	15,851	—	—
Total assets	426,907,207	775,107,007	23,634,803	282,789,552	729,653,283

Liabilities:
Cash collateral received upon return of:
Securities on loan	1,851,889	1,540,607	894,466	—	5,883,078
Payables and other liabilities:
Investments purchased	—	2,274,291	—	—	6,853,255
When-issued, delayed-delivery, forward and TBA commitments purchased	—	—	2,468,635	—	1,229,062
Shares of beneficial interest redeemed	25,314	807,178	—	115,497	61,036
Investment management fees	265,749	480,024	—	150,786	390,935
Distribution and service fees	5,250	100,081	—	13,326	249
Transfer agent fees	5,068	75,412	199	4,266	9,564
Trustees, CCO and deferred compensation fees	4,977	5,055	30	3,430	6,613
Audit and tax fees	20,517	19,294	39,282	19,419	42,546
Custody fees	16,815	26,715	5,906	9,786	106,249
Legal fees	6,434	11,148	304	4,143	13,742
Printing and shareholder reports fees	1,392	25,100	265	1,070	3,240
Registration fees	967	828	412	818	393
Other accrued expenses	7,068	13,974	1,363	4,865	16,211
Variation margin payable on futures contracts	—	—	—	—	155,732
Unrealized depreciation on unfunded commitments	—	—	—	—	7,458
Total liabilities	2,211,440	5,379,707	3,410,862	327,406	14,779,363
Net assets	$424,695,767	$769,727,300	$20,223,941	$282,462,146	$714,873,920

Net assets consist of:
Paid-in capital	$320,026,719	$604,311,230	$25,959,703	$282,512,036	$809,632,846
Total distributable earnings (accumulated losses)	104,669,048	165,416,070	(5,735,762)	(49,890)	(94,758,926)
Net assets	$424,695,767	$769,727,300	$20,223,941	$282,462,146	$714,873,920

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2022

	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Sustainable Bond	Transamerica Sustainable Equity Income	Transamerica Unconstrained Bond
Net assets by class:
Class A	$8,559,313	$334,240,688	$—	$59,567,518	$1,328,823
Class C	571,777	39,700,100	—	1,579,151	—
Class I	17,022,546	304,806,212	813,106	2,631,859	58,753,320
Class I2	360,476,147	4,277,187	19,410,835	217,081,627	654,791,777
Class I3	23,917,251	—	—	—	—
Class R	7,613,085	—	—	—	—
Class R4	162,171	—	—	—	—
Class R6	6,373,477	86,703,113	—	1,601,991	—
Shares outstanding (unlimited shares, no par value):
Class A	1,307,568	12,052,246	—	8,688,426	153,528
Class C	90,998	1,749,575	—	231,834	—
Class I	2,551,647	10,511,631	104,769	383,845	6,797,884
Class I2	53,988,317	147,038	2,500,244	31,683,945	76,117,436
Class I3	3,567,764	—	—	—	—
Class R	1,138,975	—	—	—	—
Class R4	24,217	—	—	—	—
Class R6	943,880	2,966,415	—	233,986	—
Net asset value per share: (E)
Class A	$6.55	$27.73	$—	$6.86	$8.66
Class C	6.28	22.69	—	6.81	—
Class I	6.67	29.00	7.76	6.86	8.64
Class I2	6.68	29.09	7.76	6.85	8.60
Class I3	6.70	—	—	—	—
Class R	6.68	—	—	—	—
Class R4	6.70	—	—	—	—
Class R6	6.75	29.23	—	6.85	—
Maximum offering price per share: (F)
Class A	$6.93	$29.34	$—	$7.26	$9.09

(A) Investments, at cost	$383,462,614	$623,680,950	$27,706,305	$275,170,001	$750,869,207
(B) Securities on loan, at value	$24,049,107	$15,451,244	$875,608	$—	$21,208,622
(C) Repurchase agreements, at cost	$6,942,418	$29,323,793	$—	$4,016,220	$—
(D) Foreign currency, at cost	$—	$—	$—	$—	$1,609

(E)

Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(F)

Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2022

Transamerica US Growth
Assets:
Investments, at value (A)	$1,578,131,110
Repurchase agreements, at value (B)	21,821,155
Receivables and other assets:
Investments sold	572,661
Shares of beneficial interest sold	160,584
Dividends	640,347
Interest	667
Tax reclaims	390,168
Total assets	1,601,716,692

Liabilities:
Payables and other liabilities:
Investments purchased	681,587
Shares of beneficial interest redeemed	2,339,378
Investment management fees	864,088
Distribution and service fees	143,988
Transfer agent fees	111,082
Trustees, CCO and deferred compensation fees	11,957
Audit and tax fees	25,960
Custody fees	49,889
Legal fees	25,014
Printing and shareholder reports fees	15,613
Registration fees	839
Other accrued expenses	25,077
Total liabilities	4,294,472
Net assets	$1,597,422,220

Net assets consist of:
Paid-in capital	$1,038,986,101
Total distributable earnings (accumulated losses)	558,436,119
Net assets	$1,597,422,220
Net assets by class:
Class A	$641,398,542
Class C	13,016,404
Class I	254,969,131
Class I2	561,032,591
Class R6	1,248,325
Class T	125,757,227
Shares outstanding (unlimited shares, no par value):
Class A	31,392,513
Class C	730,390
Class I	11,987,349
Class I2	26,300,615
Class R6	58,525
Class T	1,700,520
Net asset value per share: (C)
Class A	$20.43
Class C	17.82
Class I	21.27
Class I2	21.33
Class R6	21.33
Class T	73.95
Maximum offering price per share: (D)
Class A	$21.62
Class T	$80.82

(A) Investments, at cost	$1,074,976,381
(B) Repurchase agreements, at cost	$21,821,155

(C)

Net asset value per share for Class C, I, I2 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(D)

Maximum offering price per share for Class A and T includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF OPERATIONS

For the year ended October 31, 2022

	Transamerica Balanced II	Transamerica Bond	Transamerica Capital Growth	Transamerica Emerging Markets Debt		Transamerica Emerging Markets Opportunities
Investment Income:
Dividend income	$1,013,317	$—	$2,917,592	$—		$42,263,672
Interest income	1,201,451	50,984,961	71,916	20,073,646		13,778
Non-cash dividend income	—	—	—	—		2,133,764
Net income from securities lending	5,641	67,740	1,729,793	21,992		206,684
Withholding taxes on foreign income	(1,828)	—	(80,859)	(49,727)		(3,350,371)
Total investment income	2,218,581	51,052,701	4,638,442	20,045,911		41,267,527

Expenses:
Investment management fees	562,066	5,908,244	19,549,989	1,930,066		8,540,456
Distribution and service fees:
Class A	—	317,069	1,611,748	23,406		—
Class C	—	547,415	3,013,710	31,581		—
Class R (A)	330,197	31	23	—		—
Transfer agent fees
Class A	—	273,515	870,802	33,530		—
Class C	—	50,845	433,611	5,207		—
Class I	—	969,714	1,904,103	200,545		7,301
Class I2	—	23,444	9,403	5,812		77,614
Class I3	3,829	—	—	—		—
Class R (A)	1,164	16	16	—		—
Class R6	—	6,024	2,028	1,723		4,016
Trustees, CCO and deferred compensation fees	3,770	48,260	85,334	9,475		34,916
Audit and tax fees	37,514	51,225	58,147	46,448		58,018
Custody fees	11,734	144,357	221,283	120,501		578,953
Legal fees	5,513	94,124	176,132	19,073		68,598
Printing and shareholder reports fees	4,462	161,240	496,526	41,662		43,314
Registration fees	21,167	116,627	205,574	128,373		52,691
Filing fees	15,710	22,799	40,911	14,355		20,236
Other	3,330	42,110	103,426	13,924		40,453
Total expenses	1,000,456	8,777,059	28,782,766	2,625,681		9,526,566
Expenses waived and/or reimbursed:
Class A	—	(3,825)	(21,293)	(12,528)		—
Class C	—	(60)	(9,341)	—		—
Class I	—	(403,265)	(510,525)	(31,899)		(9)
Class I2	—	—	(1,140)	—		—
Class R (A)	—	(2,411)	(7,709)	—		—
Class R6	—	—	(5,714)	—		(1,770)
Recapture of previously waived and/or reimbursed fees:
Class A	—	3,283	—	1,841		—
Class I	—	7,724	280,514	12,690		9
Class R (A)	—	2,384	7,688	—		—
Class R6	—	—	3,947	—		1,770
Net expenses	1,000,456	8,380,889	28,519,193	2,595,785		9,526,566

Net investment income (loss)	1,218,125	42,671,812	(23,880,751)	17,450,126		31,740,961

Net realized gain (loss) on:
Investments	3,839,624	(60,050,805)	(308,080,177)	(58,405,078	)(B)	(113,264,631	)(D)
Futures contracts	(76,870)	(46,925)	—	—		(5,342,406)
Forward foreign currency contracts	—	—	—	(640,181)		(22,974)
Foreign currency transactions	—	—	(8,081)	(523,969)		(1,690,043)
Net realized gain (loss)	3,762,754	(60,097,730)	(308,088,258)	(59,569,228)		(120,320,054)

Net change in unrealized appreciation (depreciation) on:
Investments	(23,858,572)	(231,396,717)	(2,913,743,569)	(33,872,173	)(C)	(405,557,603	)(E)
Futures contracts	(18,091)	(22,343)	—	—		(1,862,794)
Forward foreign currency contracts	—	—	—	(265,802)		—
Translation of assets and liabilities denominated in foreign currencies	—	—	(1,265)	(12,724)		(219,391)
Net change in unrealized appreciation (depreciation)	(23,876,663)	(231,419,060)	(2,913,744,834)	(34,150,699)		(407,639,788)
Net realized and change in unrealized gain (loss)	(20,113,909)	(291,516,790)	(3,221,833,092)	(93,719,927)		(527,959,842)
Net increase (decrease) in net assets resulting from operations	$(18,895,784)	$(248,844,978)	$(3,245,713,843)	$(76,269,801)		$(496,218,881)

(A)	Class R commenced operations for Transamerica Bond and Transamerica Capital Growth on March 1, 2022.
(B)	Includes net of realized foreign capital gains tax of $25,662.
(C)	Includes net change in foreign capital gains tax of $55,988.
(D)	Includes net of realized foreign capital gains tax of $362,216.
(E)	Includes net change in foreign capital gains tax of $(533,205)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2022

	Transamerica Energy Infrastructure	Transamerica Floating Rate	Transamerica Government Money Market	Transamerica High Quality Bond	Transamerica High Yield Bond
Investment Income:
Dividend income	$5,300,416	$139,556	$—	$—	$24,619
Interest income	78,111	18,330,241	5,665,339	3,280,631	93,895,486
Net income from securities lending	30,507	22,414	—	5,108	860,543
Withholding taxes on foreign income	(246,724)	—	—	—	(293)
Total investment income	5,162,310	18,492,211	5,665,339	3,285,739	94,780,355

Expenses:
Investment management fees	1,837,328	2,600,226	1,372,093	581,739	9,340,616
Distribution and service fees:
Class A	64,426	40,026	632,928	—	184,016
Class C	71,442	156,306	98,168	—	117,153
Class R	—	—	—	57,813	102,019
Class R2	—	—	317,790	—	—
Class R4	—	—	186,607	85,480	133,596
Transfer agent fees
Class A	36,149	16,540	184,577	—	119,128
Class C	13,026	14,269	9,828	—	15,063
Class I	46,741	130,889	34,027	—	727,851
Class I2	7,267	18,630	270	—	43,641
Class I3	—	—	5,705	8,050	14,015
Class R	—	—	—	—	384
Class R2	—	—	87,886	—	—
Class R4	—	—	5,598	2,564	4,008
Class R6	—	—	—	—	4,993
Trustees, CCO and deferred compensation fees	5,545	13,229	18,812	4,980	53,416
Audit and tax fees	36,193	49,071	22,252	38,649	54,208
Custody fees	17,374	183,265	122,945	18,276	159,743
Legal fees	10,424	25,182	33,777	8,103	97,680
Printing and shareholder reports fees	19,103	25,906	22,003	5,837	134,301
Registration fees	65,001	59,117	84,208	36,023	106,092
Filing fees	10,413	14,095	17,379	11,138	27,065
Other	6,884	13,516	18,969	4,203	46,797
Total expenses before waiver and/or reimbursement and recapture	2,247,316	3,360,267	3,275,822	862,855	11,485,785
Expenses waived and/or reimbursed:
Class A	(10,314)	(8,073)	(927,552)	—	(733)
Class C	(2,453)	(7,186)	(110,653)	—	—
Class I	—	(57,134)	(47,820)	—	(598,650)
Class I2	—	(97)	(3,419)	—	—
Class I3	—	—	(58,843)	(3,506)	—
Class R	—	—	—	—	(1,457)
Class R2	—	—	(557,513)	—	—
Class R4	—	—	(274,352)	(26,043)	(4,139)
Recapture of previously waived and/or reimbursed fees:
Class A	25,139	2,042	—	—	—
Class C	3,883	3,177	—	—	—
Class I	—	9,110	8,800	—	—
Class I2	—	1,653	—	—	—
Class I3	—	—	—	3,506	—
Class R	—	—	—	—	2,744
Class R2	—	—	230,453	—	—
Class R4	—	—	3,284	1,706	4,446
Net expenses	2,263,571	3,303,759	1,538,207	838,518	10,887,996

Net investment income (loss)	2,898,739	15,188,452	4,127,132	2,447,221	83,892,359

Net realized gain (loss) on:
Investments	12,764,869	(13,751,962)	(763)	(1,359,397)	(42,534,180)
Foreign currency transactions	(20,317)	—	—	—	—
Net realized gain (loss)	12,744,552	(13,751,962)	(763)	(1,359,397)	(42,534,180)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,594,763)	(16,566,230)	—	(9,013,655)	(269,564,448)
Unfunded commitment	—	(19,196)	—	—	—
Translation of assets and liabilities denominated in foreign currencies	(355)	—	—	—	—
Net change in unrealized appreciation (depreciation)	(3,595,118)	(16,585,426)	—	(9,013,655)	(269,564,448)
Net realized and change in unrealized gain (loss)	9,149,434	(30,337,388)	(763)	(10,373,052)	(312,098,628)
Net increase (decrease) in net assets resulting from operations	$12,048,173	$(15,148,936)	$4,126,369	$(7,925,831)	$(228,206,269)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2022

	Transamerica High Yield ESG	Transamerica High Yield Muni	Transamerica Inflation Opportunities	Transamerica Inflation- Protected Securities	Transamerica Intermediate Bond
Investment Income:
Dividend income	$—	$12,567	$—	$—	$139,412
Interest income	1,095,863	6,449,016	7,890,703	6,867,724	46,335,261
Net income from securities lending	11,006	818	14,724	7,061	117,797
Withholding taxes on foreign income	—	—	(174)	(64)	—
Total investment income	1,106,869	6,462,401	7,905,253	6,874,721	46,592,470

Expenses:
Investment management fees	121,940	895,747	679,262	379,338	6,148,084
Distribution and service fees:
Class A	—	68,930	6,276	—	—
Class C	—	116,685	10,791	—	—
Class R	—	—	—	45,953	138,696
Class R4	—	—	—	2,662	323,836
Transfer agent fees
Class A	—	25,369	2,886	—	—
Class C	—	7,673	1,114	—	—
Class I	1,114	131,099	14,818	—	—
Class I2	1,571	1	9,045	—	86,640
Class I3	—	—	—	6,718	23,015
Class R	—	—	—	—	482
Class R4	—	—	—	80	9,715
Class R6	—	—	10	—	13
Trustees, CCO and deferred compensation fees	760	5,437	4,533	3,267	53,821
Audit and tax fees	37,785	43,953	41,717	39,498	53,212
Custody fees	18,032	33,622	26,722	14,958	179,092
Legal fees	1,216	10,099	8,962	4,922	75,080
Printing and shareholder reports fees	1,901	15,717	7,233	3,929	50,991
Registration fees	56,501	93,136	66,720	33,487	104,431
Filing fees	13,376	10,782	10,707	9,923	22,185
Other	625	5,238	6,097	2,816	48,926
Total expenses before waiver and/or reimbursement and recapture	254,821	1,463,488	896,893	547,551	7,318,219
Expenses waived and/or reimbursed:
Class A	—	(40,837)	(2,132)	—	—
Class C	—	(31,870)	(1,357)	—	—
Class I	(5,187)	(47,178)	(10,911)	—	—
Class I2	(84,447)	—	—	—	—
Class I3	—	—	—	(3,936)	—
Class R	—	—	—	(2,151)	—
Class R4	—	—	—	(1,216)	(30,309)
Class R6	—	—	(11)	—	—
Recapture of previously waived and/or reimbursed fees:
Class A	—	12,323	2,683	—	—
Class C	—	5,362	1,289	—	—
Class I	23	28,256	1,369	—	—
Class I2	51	—	—	—	—
Class R	—	—	—	2,389	—
Class R4	—	—	—	117	772
Class R6	—	—	11	—	—
Net expenses	165,261	1,389,544	887,834	542,754	7,288,682

Net investment income (loss)	941,608	5,072,857	7,017,419	6,331,967	39,303,788

Net realized gain (loss) on:
Investments	(68,907)	(8,405,370)	(4,679,965)	(460,457)	(85,463,558)
Written options and swaptions	—	264,219	—	—	—
Futures contracts	—	—	—	—	(137,422)
Forward foreign currency contracts	—	—	4,572,050	1,503,165	—
Foreign currency transactions	—	—	(58,052)	(30,622)	—
Net realized gain (loss)	(68,907)	(8,141,151)	(165,967)	1,012,086	(85,600,980)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,473,500)	(35,796,773)	(23,718,559)	(19,457,108)	(252,190,016)
Futures contracts	—	—	—	—	513,253
Forward foreign currency contracts	—	—	285,168	234,627	—
Translation of assets and liabilities denominated in foreign currencies	—	—	(10,510)	1,170	—
Net change in unrealized appreciation (depreciation)	(3,473,500)	(35,796,773)	(23,443,901)	(19,221,311)	(251,676,763)
Net realized and change in unrealized gain (loss)	(3,542,407)	(43,937,924)	(23,609,868)	(18,209,225)	(337,277,743)
Net increase (decrease) in net assets resulting from operations	$(2,600,799)	$(38,865,067)	$(16,592,449)	$(11,877,258)	$(297,973,955)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2022

	Transamerica Intermediate Muni	Transamerica International Equity	Transamerica International Focus	Transamerica International Small Cap Value	Transamerica International Stock
Investment Income:
Dividend income	$—	$179,642,925	$37,048,733	$23,781,120	$5,931,555
Interest income	53,748,027	160,134	41,727	182,464	—
Non-cash dividend income	—	—	—	—	509,483
Net income from securities lending	—	919,219	553,526	99,120	44,187
Withholding taxes on foreign income	—	(15,289,854)	(3,756,665)	(2,397,112)	(483,118)
Total investment income	53,748,027	165,432,424	33,887,321	21,665,592	6,002,107

Expenses:
Investment management fees	9,038,695	35,435,016	8,920,050	6,400,447	992,819
Distribution and service fees:
Class A	617,688	402,074	1,369	—	1,959
Class C	1,056,488	270,909	—	—	—
Class R	—	130,845	—	—	—
Class R4	—	39,100	—	—	—
Transfer agent fees
Class A	100,135	737,571	2,165	—	650
Class C	66,886	44,521	—	—	—
Class I	1,902,047	2,948,466	86	291,025	615
Class I2	1	102,499	87,644	30,146	9,602
Class I3	—	10,660	—	—	—
Class R	—	461	—	—	—
Class R4	—	1,173	—	—	—
Class R6	—	31,677	874	—	933
Trustees, CCO and deferred compensation fees	69,487	161,656	37,003	21,700	4,734
Audit and tax fees	71,089	83,313	38,305	37,140	25,935
Custody fees	239,459	119,447	182,495	163,353	44,960
Legal fees	144,428	311,029	67,159	40,122	7,735
Printing and shareholder reports fees	168,409	565,155	45,351	74,018	4,888
Registration fees	140,718	211,960	54,234	27,996	62,668
Insurance fees	—	10,808	694	13,293	—
Filing fees	24,847	44,272	21,847	12,448	10,860
Other	65,151	160,128	102,858	26,667	6,898
Total expenses before waiver and/or reimbursement and recapture	13,705,528	41,822,740	9,562,134	7,138,355	1,175,256
Expenses waived and/or reimbursed:
Class A	(247,136)	(329,423)	(1,392)	—	(1,548)
Class C	(266,988)	(43)	—	—	—
Class I	(1,249,847)	—	(57)	—	(64)
Class R6	—	—	(289)	—	(833)
Recapture of previously waived and/or reimbursed fees:
Class A	—	9,891	69	—	2,309
Class C	1,578	—	—	—	—
Class I	4,103	—	43	—	494
Class R6	—	—	289	—	12,434
Net expenses	11,947,238	41,503,165	9,560,797	7,138,355	1,188,048

Net investment income (loss)	41,800,789	123,929,259	24,326,524	14,527,237	4,814,059

Net realized gain (loss) on:
Investments	(84,228,466)	(4,710,738)	(11,227,591)	14,490,745	(702,960)
Written options and swaptions	1,015,777	—	—	—	—
Foreign currency transactions	—	815,766	(3,984,297)	(686,803)	(128,275)
Net realized gain (loss)	(83,212,689)	(3,894,972)	(15,211,888)	13,803,942	(831,235)

Net change in unrealized appreciation (depreciation) on:
Investments	(322,013,319)	(1,372,902,680)	(367,685,985)	(257,500,040)	(31,588,803)
Translation of assets and liabilities denominated in foreign currencies	—	(2,400,831)	(500,683)	(220,724)	(38,031)
Net change in unrealized appreciation (depreciation)	(322,013,319)	(1,375,303,511)	(368,186,668)	(257,720,764)	(31,626,834)
Net realized and change in unrealized gain (loss)	(405,226,008)	(1,379,198,483)	(383,398,556)	(243,916,822)	(32,458,069)
Net increase (decrease) in net assets resulting from operations	$(363,425,219)	$(1,255,269,224)	$(359,072,032)	$(229,389,585)	$(27,644,010)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2022

	Transamerica Large Cap Value	Transamerica Large Core	Transamerica Large Growth	Transamerica Large Value Opportunities	Transamerica Mid Cap Growth
Investment Income:
Dividend income	$40,898,518	$2,847,310	$2,960,718	$8,365,575	$1,637,342
Interest income	109,883	—	—	—	14,664
Net income from securities lending	—	2,648	163,149	134,106	13,125
Withholding taxes on foreign income	—	(1,515)	(16,194)	—	—
Total investment income	41,008,401	2,848,443	3,107,673	8,499,681	1,665,131

Expenses:
Investment management fees	13,401,012	825,626	5,318,932	1,603,994	2,221,339
Distribution and service fees:
Class A	202,117	—	—	—	31,130
Class C	195,500	—	—	—	7,176
Class R	—	288,759	641,721	325,559	91,553
Class R4	—	6,550	99,938	22,667	370
Transfer agent fees
Class A	96,820	—	—	—	26,391
Class C	26,603	—	—	—	2,147
Class I	112,007	—	—	—	1,972
Class I2	153,358	—	—	—	18,830
Class I3	—	9,233	47,320	21,351	2,019
Class R	—	1,036	2,221	1,146	325
Class R4	—	197	2,998	680	11
Class R6	3,403	—	1,495	—	524
Trustees, CCO and deferred compensation fees	73,672	5,911	25,287	11,547	10,291
Audit and tax fees	50,240	27,188	33,469	27,174	32,647
Custody fees	141,945	21,418	70,807	28,250	29,582
Legal fees	133,806	8,651	45,840	16,840	17,179
Printing and shareholder reports fees	87,604	6,558	32,546	11,609	13,692
Registration fees	85,183	33,897	50,211	34,266	91,086
Filing fees	24,836	11,227	23,211	12,354	15,190
Other	74,677	5,130	32,462	12,912	11,834
Total expenses before waiver and/or reimbursement and recapture	14,862,783	1,251,381	6,428,458	2,130,349	2,625,288
Expenses waived and/or reimbursed:
Class A	(576)	—	—	—	(243)
Class C	—	—	—	—	(728)
Class I	(96,382)	—	—	—	—
Class R	—	—	—	(1,478)	—
Class R4	—	(87)	(19,200)	(569)	(110)
Class R6	—	—	(777)	—	(318)
Recapture of previously waived and/or reimbursed fees:
Class C	—	—	—	—	368
Class R	—	—	—	3,674	—
Class R4	—	87	1,179	789	—
Class R6	—	—	777	—	318
Net expenses	14,765,825	1,251,381	6,410,437	2,132,765	2,624,575

Net investment income (loss)	26,242,576	1,597,062	(3,302,764)	6,366,916	(959,444)

Net realized gain (loss) on:
Investments	103,718,459	7,013,637	(4,804,934)	21,128,488	(37,777,538)
Foreign currency transactions	—	—	(8,585)	—	—
Net realized gain (loss)	103,718,459	7,013,637	(4,813,519)	21,128,488	(37,777,538)

Net change in unrealized appreciation (depreciation) on:
Investments	(303,269,267)	(33,152,073)	(522,433,622)	(31,555,826)	(108,377,492)
Translation of assets and liabilities denominated in foreign currencies	—	—	(590)	—	—
Net change in unrealized appreciation (depreciation)	(303,269,267)	(33,152,073)	(522,434,212)	(31,555,826)	(108,377,492)
Net realized and change in unrealized gain (loss)	(199,550,808)	(26,138,436)	(527,247,731)	(10,427,338)	(146,155,030)
Net increase (decrease) in net assets resulting from operations	$(173,308,232)	$(24,541,374)	$(530,550,495)	$(4,060,422)	$(147,114,474)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2022

	Transamerica Mid Cap Value Opportunities	Transamerica Multi-Asset Income	Transamerica Multi-Managed Balanced	Transamerica Short-Term Bond	Transamerica Small Cap Growth
Investment Income:
Dividend income	$21,927,289	$12,239,089	$11,032,175	$—	$810,977
Interest income	243,234	15,529,526	12,392,634	75,361,011	18,404
Net income from securities lending	18,817	453,940	19,701	33,969	32,194
Withholding taxes on foreign income	(135,128)	(5,520)	(17,055)	—	—
Total investment income	22,054,212	28,217,035	23,427,455	75,394,980	861,575

Expenses:
Investment management fees	9,741,023	3,714,166	7,456,183	12,967,338	1,647,550
Distribution and service fees:
Class A	68,823	350,333	1,636,676	1,800,683	44,501
Class C	167,919	871,407	2,039,485	1,302,257	28,442
Class R	281,682	—	54	—	81,681
Class R4	264,938	—	—	—	505
Transfer agent fees
Class A	55,460	157,244	467,812	403,258	31,768
Class C	19,581	70,446	152,278	112,482	4,974
Class I	689,545	436,494	395,140	2,359,880	35,038
Class I2	14,280	1	—	13,960	6,540
Class I3	8,689	—	—	—	1,938
Class R	1,013	—	16	—	290
Class R4	7,948	—	—	—	15
Class R6	16,371	—	2,002	15,927	406
Trustees, CCO and deferred compensation fees	45,692	21,510	40,771	116,179	5,910
Audit and tax fees	45,221	49,286	49,108	74,355	26,854
Custody fees	92,503	54,078	146,032	235,870	25,651
Legal fees	82,864	40,270	72,013	197,314	11,088
Printing and shareholder reports fees	121,232	59,022	90,923	283,126	22,841
Registration fees	152,638	115,903	113,326	182,735	104,703
Acquired fund fees	—	110,352	—	—	—
Filing fees	22,922	10,432	25,040	33,699	14,642
Other	41,216	18,038	38,341	93,540	10,348
Total expenses before waiver and/or reimbursement and recapture	11,941,560	6,078,982	12,725,200	20,192,603	2,105,685
Expenses waived and/or reimbursed:
Class A	(1,022)	(24,747)	(5,242)	(2,152)	(3,656)
Class C	(28)	(15,448)	(870)	(529)	(1,765)
Class I	—	(170,437)	—	—	(7,743)
Class I2	—	(3)	—	—	—
Class R	(3,147)	—	(4,070)	—	—
Class R4	(104,006)	—	—	—	(194)
Class R6	—	—	—	—	(355)
Recapture of previously waived and/or reimbursed fees:
Class A	3,194	—	—	—	798
Class C	—	—	—	—	1,103
Class I	—	42,311	—	—	4,771
Class R	7,842	—	4,042	—	—
Class R4	70	—	—	—	1
Class R6	—	—	—	—	355
Net expenses	11,844,463	5,910,658	12,719,060	20,189,922	2,099,000

Net investment income (loss)	10,209,749	22,306,377	10,708,395	55,205,058	(1,237,425)

Net realized gain (loss) on:
Investments	90,564,892	(4,201,169)	22,685,862	(46,544,961)	4,117,204
Futures contracts	—	—	(1,707,625)	4,410,009	—
Net realized gain (loss)	90,564,892	(4,201,169)	20,978,237	(42,134,952)	4,117,204

Net change in unrealized appreciation (depreciation) on:
Investments	(157,099,471)	(80,011,011)	(240,521,870)	(196,588,704)	(78,562,751)
Futures contracts	—	—	180,189	(3,686,476)	—
Translation of assets and liabilities denominated in foreign currencies	(616)	(465)	—	—	—
Net change in unrealized appreciation (depreciation)	(157,100,087)	(80,011,476)	(240,341,681)	(200,275,180)	(78,562,751)
Net realized and change in unrealized gain (loss)	(66,535,195)	(84,212,645)	(219,363,444)	(242,410,132)	(74,445,547)
Net increase (decrease) in net assets resulting from operations	$(56,325,446)	$(61,906,268)	$(208,655,049)	$(187,205,074)	$(75,682,972)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2022

	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Sustainable Bond	Transamerica Sustainable Equity Income	Transamerica Unconstrained Bond
Investment Income:
Dividend income	$7,837,460	$13,502,109	$—	$7,958,952	$768,635
Interest income	19,617	75,496	574,606	13,013	39,927,450
Net income from securities lending	40,388	32,317	5,535	1,302	291,576
Withholding taxes on foreign income	—	(53,492)	(781)	(67,354)	(16,236)
Total investment income	7,897,465	13,556,430	579,360	7,905,913	40,971,425

Expenses:
Investment management fees	3,639,557	6,463,963	92,894	2,073,412	6,724,006
Distribution and service fees:
Class A	22,482	906,062	—	169,725	2,316
Class C	6,703	452,306	—	18,701	—
Class R	41,283	—	—	—	—
Class R4	431	—	—	—	—
Transfer agent fees
Class A	13,624	506,898	—	27,812	835
Class C	1,047	65,408	—	3,542	—
Class I	18,696	346,412	972	4,179	60,713
Class I2	29,652	340	1,629	17,732	74,087
Class I3	2,078	—	—	—	—
Class R	145	—	—	—	—
Class R4	13	—	—	—	—
Class R6	459	6,754	—	199	—
Trustees, CCO and deferred compensation fees	14,895	26,940	742	10,082	33,818
Audit and tax fees	29,068	30,057	50,901	26,138	59,211
Custody fees	39,682	63,392	14,504	22,453	284,607
Legal fees	24,925	47,220	1,394	16,755	59,050
Printing and shareholder reports fees	18,613	88,594	2,139	12,307	41,309
Registration fees	90,133	86,035	56,709	76,801	51,252
Filing fees	17,509	22,273	13,386	13,542	18,648
Other	15,340	28,353	703	11,877	70,542
Total expenses before waiver and/or reimbursement and recapture	4,026,335	9,141,007	235,973	2,505,257	7,480,394
Expenses waived and/or reimbursed:
Class A	(2,545)	(2,469)	—	(38)	(24)
Class C	—	(646)	—	(519)	—
Class I	—	—	(5,913)	(3,510)	(2,483)
Class I2	—	—	(127,637)	—	(41,805)
Class R4	(21)	—	—	—	—
Class R6	(118)	—	—	—	—
Recapture of previously waived and/or reimbursed fees:
Class C	—	—	—	273	—
Class R4	32	—	—	—	—
Class R6	118	—	—	—	—
Net expenses	4,023,801	9,137,892	102,423	2,501,463	7,436,082

Net investment income (loss)	3,873,664	4,418,538	476,937	5,404,450	33,535,343

Net realized gain (loss) on:
Investments	83,469,430	73,876,313	(779,780)	(3,066,505)	(100,745,099)
Futures contracts	—	—	—	—	26,657,381
Forward foreign currency contracts	—	—	—	—	12,264,244
Foreign currency transactions	—	318	—	—	(1,939,032)
Net realized gain (loss)	83,469,430	73,876,631	(779,780)	(3,066,505)	(63,762,506)

Net change in unrealized appreciation (depreciation) on:
Investments	(115,724,345)	(125,752,208)	(4,104,240)	(50,975,739)	(56,872,708)
Unfunded commitment	—	—	—	—	(7,822)
Futures contracts	—	—	—	—	(7,114,478)
Forward foreign currency contracts	—	—	—	—	(2,665,262)
Translation of assets and liabilities denominated in foreign currencies	—	(125)	—	—	(200,066)
Net change in unrealized appreciation (depreciation)	(115,724,345)	(125,752,333)	(4,104,240)	(50,975,739)	(66,860,336)
Net realized and change in unrealized gain (loss)	(32,254,915)	(51,875,702)	(4,884,020)	(54,042,244)	(130,622,842)
Net increase (decrease) in net assets resulting from operations	$(28,381,251)	$(47,457,164)	$(4,407,083)	$(48,637,794)	$(97,087,499)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2022

Transamerica US Growth
Investment Income:
Dividend income	$11,865,638
Interest income	46,324
Net income from securities lending	14,856
Total investment income	11,926,818

Expenses:
Investment management fees	12,180,408
Distribution and service fees:
Class A	1,957,309
Class C	142,149
Transfer agent fees
Class A	911,111
Class C	24,183
Class I	347,091
Class I2	46,709
Class R6	103
Class T	71,804
Trustees, CCO and deferred compensation fees	60,523
Audit and tax fees	46,750
Custody fees	122,087
Legal fees	108,932
Printing and shareholder reports fees	93,024
Registration fees	117,532
Filing fees	23,345
Other	58,679
Total expenses before waiver and/or reimbursement and recapture	16,311,739
Expenses waived and/or reimbursed:
Class A	(56,092)
Class C	(1,819)
Class R6	(92)
Recapture of previously waived and/or reimbursed fees:
Class R6	92
Net expenses	16,253,828

Net investment income (loss)	(4,327,010)

Net realized gain (loss) on:
Investments	61,481,033

Net change in unrealized appreciation (depreciation) on:
Investments	(710,771,999)
Translation of assets and liabilities denominated in foreign currencies	(18,020)
Net change in unrealized appreciation (depreciation)	(710,790,019)
Net realized and change in unrealized gain (loss)	(649,308,986)
Net increase (decrease) in net assets resulting from operations	$(653,635,996)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

Transamerica Balanced II	Transamerica Bond	Transamerica Capital Growth
October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
From operations:
Net investment income (loss)	$1,218,125	$1,002,061	$42,671,812	$44,035,962	$(23,880,751)	$(47,476,847)
Net realized gain (loss)	3,762,754	10,427,306	(60,097,730)	10,190,500	(308,088,258)	1,200,580,476
Net change in unrealized appreciation (depreciation)	(23,876,663)	17,168,623	(231,419,060)	(5,180,060)	(2,913,744,834)	441,373,433
Net increase (decrease) in net assets resulting from operations	(18,895,784)	28,597,990	(248,844,978)	49,046,402	(3,245,713,843)	1,594,477,062

Dividends and/or distributions to shareholders:
Class A	—	—	(4,030,453)	(4,026,450)	(174,899,448)	(52,433,040)
Class C	—	—	(1,410,315)	(1,758,257)	(118,049,505)	(35,533,873)
Class I	—	—	(33,379,900)	(37,902,090)	(495,447,934)	(146,991,573)
Class I2	—	—	(11,377,545)	(11,965,079)	(161,992,092)	(54,563,456)
Class I3	(5,295,665)	(2,665,166)	—	—	—	—
Class R (A)	(6,629,074)	(3,014,177)	(163)	—	—	—
Class R6	—	—	(2,979,938)	(964,595)	(16,133,992)	(3,470,453)
Return of capital:
Class A	—	—	—	—	(3,830)	—
Class I	—	—	—	—	(2,063,959)	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(11,924,739)	(5,679,343)	(53,178,314)	(56,616,471)	(968,590,760)	(292,992,395)

Capital share transactions:
Proceeds from shares sold:
Class A	—	—	30,193,938	32,468,500	152,199,978	365,309,109
Class C	—	—	3,132,809	12,223,321	39,224,349	128,774,494
Class I	—	—	401,329,583	426,923,015	811,325,240	1,878,701,959
Class I2	—	—	76,285,780	46,322,317	1,055,422	44,905,388
Class I3	1,010,065	1,891,045	—	—	—	—
Class R (A)	3,262,119	4,133,851	10,000	—	10,000	—
Class R6	—	—	92,960,913	15,749,450	11,874,781	23,146,096
4,272,184	6,024,896	603,913,023	533,686,603	1,015,689,770	2,440,837,046
Dividends and/or distributions reinvested:
Class A	—	—	3,542,526	3,515,144	161,654,061	48,650,892
Class C	—	—	1,218,074	1,522,756	117,848,841	35,503,214
Class I	—	—	26,835,430	30,569,089	494,269,428	146,332,676
Class I2	—	—	11,377,545	11,965,079	161,992,092	54,563,456
Class I3	5,295,665	2,665,166	—	—	—	—
Class R (A)	6,629,074	3,014,177	163	—	—	—
Class R6	—	—	2,963,195	947,030	16,133,992	3,470,453
11,924,739	5,679,343	45,936,933	48,519,098	951,898,414	288,520,691
Cost of shares redeemed:
Class A	—	—	(46,782,459)	(49,126,609)	(269,214,556)	(333,388,945)
Class C	—	—	(22,764,374)	(24,510,927)	(120,084,951)	(99,951,671)
Class I	—	—	(683,017,859)	(594,710,187)	(1,605,428,536)	(1,425,864,024)
Class I2	—	—	(117,863,597)	(32,704,423)	(279,865,320)	(128,760,998)
Class I3	(6,893,822)	(9,062,709)	—	—	—	—
Class R (A)	(13,417,907)	(9,171,619)	—	—	—	—
Class R6	—	—	(24,838,133)	(13,740,943)	(12,118,355)	(12,550,882)
(20,311,729)	(18,234,328)	(895,266,422)	(714,793,089)	(2,286,711,718)	(2,000,516,520)
Automatic conversions:
Class A	—	—	2,806,137	7,608,904	9,692,702	19,501,831
Class C	—	—	(2,806,137)	(7,608,904)	(9,692,702)	(19,501,831)
—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(4,114,806)	(6,530,089)	(245,416,466)	(132,587,388)	(319,123,534)	728,841,217
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	—	906	(B)	—	9,726	(B)	—
Class C	—	—	161	(B)	—	7,263	(B)	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

Transamerica Balanced II	Transamerica Bond	Transamerica Capital Growth
October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
Contributions from affiliate, Transamerica Funds Services, Inc.:
Class I	$—	$—	$63,396	(C)	$—	$2,018,123	(C)	$—
—	—	64,463	—	2,035,112	—
Net increase (decrease) in net assets	(34,935,329)	16,388,558	(547,375,295)	(140,157,457)	(4,531,393,025)	2,030,325,884

Net assets:
Beginning of year	135,008,781	118,620,223	1,761,889,039	1,902,046,496	6,121,228,897	4,090,903,013
End of year	$100,073,452	$135,008,781	$1,214,513,744	$1,761,889,039	$1,589,835,872	$6,121,228,897

Capital share transactions - shares:
Shares issued:
Class A	—	—	3,431,145	3,375,249	4,710,090	6,605,093
Class C	—	—	350,986	1,278,905	1,716,138	3,143,300
Class I	—	—	45,862,154	44,350,651	24,624,836	31,710,656
Class I2	—	—	9,409,593	4,788,627	131,241	2,038,128
Class I3	85,685	148,490	—	—	—	—
Class R (A)	264,957	323,633	1,094	—	306	—
Class R6	—	—	10,046,487	1,628,911	1,322,079	1,015,377
350,642	472,123	69,101,459	55,422,343	32,504,690	44,512,554
Shares reinvested:
Class A	—	—	405,537	366,113	3,640,857	869,951
Class C	—	—	139,289	159,489	3,891,970	857,071
Class I	—	—	3,057,892	3,178,264	10,333,062	2,453,188
Class I2	—	—	1,296,426	1,243,378	11,928,725	2,318,889
Class I3	418,637	217,589	—	—	—	—
Class R (A)	521,111	247,133	20	—	—	—
Class R6	—	—	342,433	98,511	1,188,070	147,491
939,748	464,722	5,241,597	5,045,755	30,982,684	6,646,590
Shares redeemed:
Class A	—	—	(5,353,324)	(5,124,109)	(8,625,104)	(6,141,788)
Class C	—	—	(2,628,473)	(2,574,968)	(5,951,940)	(2,452,138)
Class I	—	—	(78,347,081)	(61,944,831)	(47,862,647)	(24,507,779)
Class I2	—	—	(13,742,281)	(3,387,521)	(25,955,202)	(5,326,808)
Class I3	(579,516)	(703,490)	—	—	—	—
Class R (A)	(1,102,791)	(709,016)	—	—	—	—
Class R6	—	—	(2,891,966)	(1,427,961)	(1,257,760)	(526,468)
(1,682,307)	(1,412,506)	(102,963,125)	(74,459,390)	(89,652,653)	(38,954,981)
Automatic conversions:
Class A	—	—	318,676	801,840	312,653	355,698
Class C	—	—	(320,904)	(807,095)	(455,463)	(481,153)
—	—	(2,228)	(5,255)	(142,810)	(125,455)
Net increase (decrease) in shares outstanding:
Class A	—	—	(1,197,966)	(580,907)	38,496	1,688,954
Class C	—	—	(2,459,102)	(1,943,669)	(799,295)	1,067,080
Class I	—	—	(29,427,035)	(14,415,916)	(12,904,749)	9,656,065
Class I2	—	—	(3,036,262)	2,644,484	(13,895,236)	(969,791)
Class I3	(75,194)	(337,411)	—	—	—	—
Class R (A)	(316,723)	(138,250)	1,114	—	306	—
Class R6	—	—	7,496,954	299,461	1,252,389	636,400
(391,917)	(475,661)	(28,622,297)	(13,996,547)	(26,308,089)	12,078,708

(A)	Class R commenced operations for Transamerica Bond and Transamerica Capital Growth on March 1, 2022.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

Transamerica Emerging Markets Debt	Transamerica Emerging Markets Opportunities	Transamerica Energy Infrastructure
October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
From operations:
Net investment income (loss)	$17,450,126	$20,788,208	$31,740,961	$10,058,132	$2,898,739	$4,214,147
Net realized gain (loss)	(59,569,228)	(6,504,316)	(120,320,054)	134,750,201	12,744,552	4,547,404
Net change in unrealized appreciation (depreciation)	(34,150,699)	8,384,140	(407,639,788)	32,086,109	(3,595,118)	70,936,992
Net increase (decrease) in net assets resulting from operations	(76,269,801)	22,668,032	(496,218,881)	176,894,442	12,048,173	79,698,543

Dividends and/or distributions to shareholders:
Class A	(359,118)	(277,136)	—	—	—	—
Class C	(101,334)	(76,738)	—	—	—	—
Class I	(8,933,342)	(8,657,628)	(850,852)	(447)	—	—
Class I2	(3,795,406)	(4,738,992)	(128,860,039)	(5,821,792)	—	—
Class R6 (A)	(1,097,273)	(460,390)	(794,158)	—	—	—
Return of capital:
Class A	—	—	—	—	(1,052,602)	(807,107)
Class C	—	—	—	—	(236,612)	(270,004)
Class I	—	—	—	—	(2,030,102)	(1,231,163)
Class I2	—	—	—	—	(4,182,727)	(7,178,146)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(14,286,473)	(14,210,884)	(130,505,049)	(5,822,239)	(7,502,043)	(9,486,420)

Capital share transactions:
Proceeds from shares sold:
Class A	1,774,050	3,697,506	—	—	19,100,606	4,538,855
Class C	178,597	400,055	—	—	2,411,711	1,651,141
Class I	96,279,658	93,513,674	150,000	8,800,000	26,261,239	22,810,490
Class I2	3,940,641	4,564,754	1,782,951	369,082,894	7,599,371	2,582,455
Class R6 (A)	23,565,276	7,706,699	87,151,816	10,000	—	—
125,738,222	109,882,688	89,084,767	377,892,894	55,372,927	31,582,941
Dividends and/or distributions reinvested:
Class A	335,787	253,543	—	—	966,646	728,082
Class C	85,215	67,631	—	—	233,757	261,711
Class I	7,901,634	7,612,273	826,787	447	2,018,845	1,219,328
Class I2	3,795,406	4,738,992	128,860,039	5,821,792	4,182,727	7,178,146
Class R6 (A)	1,097,273	460,390	794,158	—	—	—
13,215,315	13,132,829	130,480,984	5,822,239	7,401,975	9,387,267
Cost of shares redeemed:
Class A	(3,904,335)	(2,875,841)	—	—	(11,126,694)	(5,669,777)
Class C	(775,257)	(960,684)	—	—	(1,324,669)	(2,008,043)
Class I	(150,449,804)	(98,674,268)	(72,760)	(58,603)	(13,748,264)	(9,987,347)
Class I2	(116,631,704)	(5,345,536)	(110,928,759)	(64,116,682)	(111,569,339)	(31,734,993)
Class R6 (A)	(4,588,571)	(5,639,891)	(9,284,177)	—	—	—
(276,349,671)	(113,496,220)	(120,285,696)	(64,175,285)	(137,768,966)	(49,400,160)
Automatic conversions:
Class A	611,583	1,531,138	—	—	2,051,910	1,461,692
Class C	(611,583)	(1,531,138)	—	—	(2,051,910)	(1,461,692)
—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(137,396,134)	9,519,297	99,280,055	319,539,848	(74,994,064)	(8,429,952)
Contributions from affiliate, Transameria Capital, Inc.:
Class A	22	(B)	—	—	—	48	(B)	—
Class C	16	(B)	—	—	—	318	(B)	—
Contributions from affiliate, Transamerica Funds Services, Inc.:
Class I	732,353	(C)	—	6,101	(C)	—	29,842	(C)	—
732,391	—	6,101	—	30,208	—
Net increase (decrease) in net assets	(227,220,017)	17,976,445	(527,437,774)	490,612,051	(70,417,726)	61,782,171

Net assets:
Beginning of year	419,346,467	401,370,022	1,332,069,851	841,457,800	218,758,005	156,975,834
End of year	$192,126,450	$419,346,467	$804,632,077	$1,332,069,851	$148,340,279	$218,758,005

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Emerging Markets Debt		Transamerica Emerging Markets Opportunities		Transamerica Energy Infrastructure
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021

Capital share transactions - shares:
Shares issued:
Class A	187,020	342,527	—	—	2,766,550	740,832
Class C	19,474	37,607	—	—	341,167	278,942
Class I	10,238,949	8,554,841	20,215	718,087	3,713,117	3,726,898
Class I2	473,767	418,635	217,248	31,842,670	1,043,116	432,413
Class R6 (A)	2,414,036	708,915	8,587,270	795	—	—
	13,333,246	10,062,525	8,824,733	32,561,552	7,863,950	5,179,085
Shares reinvested:
Class A	35,942	23,512	—	—	143,604	119,378
Class C	9,034	6,316	—	—	34,596	43,397
Class I	849,778	700,645	83,058	39	300,041	197,906
Class I2	388,410	435,929	12,898,903	511,132	626,660	1,184,808
Class R6 (A)	118,328	42,477	79,021	—	—	—
	1,401,492	1,208,879	13,060,982	511,171	1,104,901	1,545,489
Shares redeemed:
Class A	(430,795)	(265,565)	—	—	(1,600,213)	(925,065)
Class C	(81,952)	(89,464)	—	—	(189,488)	(336,699)
Class I	(15,882,679)	(9,041,660)	(9,354)	(4,946)	(1,992,532)	(1,663,240)
Class I2	(13,110,992)	(489,984)	(11,564,340)	(5,364,571)	(16,058,640)	(5,054,524)
Class R6 (A)	(495,174)	(523,680)	(1,199,548)	—	—	—
	(30,001,592)	(10,410,353)	(12,773,242)	(5,369,517)	(19,840,873)	(7,979,528)
Automatic conversions:
Class A	69,233	141,843	—	—	294,920	234,339
Class C	(69,655)	(142,906)	—	—	(295,616)	(234,966)
	(422)	(1,063)	—	—	(696)	(627)
Net increase (decrease) in shares outstanding:
Class A	(138,600)	242,317	—	—	1,604,861	169,484
Class C	(123,099)	(188,447)	—	—	(109,341)	(249,326)
Class I	(4,793,952)	213,826	93,919	713,180	2,020,626	2,261,564
Class I2	(12,248,815)	364,580	1,551,811	26,989,231	(14,388,864)	(3,437,303)
Class R6 (A)	2,037,190	227,712	7,466,743	795	—	—
	(15,267,276)	859,988	9,112,473	27,703,206	(10,872,718)	(1,255,581)

(A)	Class R6 commenced operations for Transamerica Emerging Markets Opportunities on May 28, 2021.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc..
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Floating Rate		Transamerica Government Money Market		Transamerica High Quality Bond
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
From operations:
Net investment income (loss)	$15,188,452	$4,956,939	$4,127,132	$505,477	$2,447,221	$2,716,741
Net realized gain (loss)	(13,751,962)	(2,675,757)	(763)	4,817	(1,359,397)	407,773
Net change in unrealized appreciation (depreciation)	(16,585,426)	4,935,905	—	—	(9,013,655)	(1,562,748)
Net increase (decrease) in net assets resulting from operations	(15,148,936)	7,217,087	4,126,369	510,294	(7,925,831)	1,561,766

Dividends and/or distributions to shareholders:
Class A	(599,854)	(463,320)	(1,850,659)	(288,688)	—	—
Class C	(470,137)	(324,730)	(71,278)	(7,244)	—	—
Class I	(4,927,292)	(3,042,924)	(234,547)	(18,392)	—	—
Class I2	(9,300,081)	(1,426,643)	(26,824)	(5,356)	—	—
Class I3	—	—	(544,488)	(81,017)	(2,016,864)	(2,435,466)
Class R	—	—	—	—	(159,887)	(187,199)
Class R2	—	—	(830,354)	(13,773)	—	—
Class R4	—	—	(596,315)	(96,163)	(592,363)	(594,805)
Return of capital:
Class A	(6,676)	—	—	(492,175)	—	—
Class C	(5,233)	—	—	(12,350)	—	—
Class I	(54,841)	—	—	(31,355)	—	—
Class I2	(103,509)	—	—	(9,130)	—	—
Class I3	—	—	—	(138,123)	—	—
Class R2	—	—	—	(23,482)	—	—
Class R4	—	—	—	(163,946)	—	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(15,467,623)	(5,257,617)	(4,154,465)	(1,381,194)	(2,769,114)	(3,217,470)

Capital share transactions:
Proceeds from shares sold:
Class A	7,759,646	4,294,569	63,682,098	127,508,538	—	—
Class C	6,787,798	4,508,736	5,851,565	7,755,618	—	—
Class I	96,792,889	92,478,735	28,748,498	19,249,602	—	—
Class I2	186,000,000	145,000,000	3,006,076	2,400,131	—	—
Class I3	—	—	481,502,563	691,450,299	14,660,628	48,027,178
Class R	—	—	—	—	2,071,043	4,239,221
Class R2	—	—	36,014,678	128,314,315	—	—
Class R4	—	—	55,558,298	55,865,106	3,269,705	11,954,034
	297,340,333	246,282,040	674,363,776	1,032,543,609	20,001,376	64,220,433
Dividends and/or distributions reinvested:
Class A	600,591	459,324	1,847,044	776,660	—	—
Class C	472,858	318,220	70,339	19,165	—	—
Class I	4,971,123	3,029,745	232,607	49,585	—	—
Class I2	9,396,253	1,426,643	26,824	14,486	—	—
Class I3	—	—	544,497	219,140	2,016,864	2,435,466
Class R	—	—	—	—	159,887	187,199
Class R2	—	—	830,377	37,390	—	—
Class R4	—	—	596,325	260,109	592,363	594,805
	15,440,825	5,233,932	4,148,013	1,376,535	2,769,114	3,217,470
Cost of shares redeemed:
Class A	(5,813,299)	(6,226,990)	(84,496,059)	(147,273,675)	—	—
Class C	(4,386,749)	(2,414,474)	(5,298,723)	(10,296,766)	—	—
Class I	(97,780,672)	(42,226,725)	(26,280,278)	(18,483,109)	—	—
Class I2	(270,601,820)	(10,488)	(3,457,753)	(3,956,176)	—	—
Class I3	—	—	(478,205,484)	(693,647,167)	(38,780,403)	(53,940,409)
Class R	—	—	—	—	(3,444,232)	(5,759,105)
Class R2	—	—	(33,742,868)	(1,021,037,226)	—	—
Class R4	—	—	(58,232,353)	(74,563,595)	(13,454,602)	(7,182,966)
	(378,582,540)	(50,878,677)	(689,713,518)	(1,969,257,714)	(55,679,237)	(66,882,480)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

Transamerica Floating Rate	Transamerica Government Money Market	Transamerica High Quality Bond
October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
Automatic conversions:
Class A	$250,912	$1,156,720	$1,404,529	$3,359,302	$—	$—
Class C	(250,912)	(1,156,720)	(1,404,529)	(3,359,302)	—	—
—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(65,801,382)	200,637,295	(11,201,729)	(935,337,570)	(32,908,747)	555,423
Contributions from affiliate, Transamerica Capital, Inc.:	—	—	—	870,350	—	—
Class C	854	(A)	—	—	—	—	—
Contributions from affiliate, Transamerica Funds Services, Inc.:
Class I	3,650	(B)	—	27,790	(B)	—	—	—
4,504	—	27,790	870,350	—	—
Net increase (decrease) in net assets	(96,413,437)	202,596,765	(11,202,035)	(935,338,120)	(43,603,692)	(1,100,281)

Net assets:
Beginning of year	286,230,115	83,633,350	577,995,539	1,513,333,659	169,078,282	170,178,563
End of year	$189,816,678	$286,230,115	$566,793,504	$577,995,539	$125,474,590	$169,078,282

Capital share transactions - shares:
Shares issued:
Class A	831,920	453,574	63,682,098	127,508,538	—	—
Class C	732,401	475,164	5,851,565	7,755,618	—	—
Class I	10,428,586	9,803,441	28,748,498	19,249,602	—	—
Class I2	19,599,586	15,238,272	3,006,076	2,400,131	—	—
Class I3	—	—	481,502,563	691,450,299	1,518,130	4,813,713
Class R	—	—	—	—	215,045	423,635
Class R2	—	—	36,014,678	128,314,315	—	—
Class R4	—	—	55,558,298	55,865,106	342,828	1,201,478
31,592,493	25,970,451	674,363,776	1,032,543,609	2,076,003	6,438,826
Shares reinvested:
Class A	65,888	48,493	1,847,044	776,660	—	—
Class C	51,921	33,595	70,339	19,165	—	—
Class I	546,830	321,254	232,607	49,585	—	—
Class I2	1,023,722	150,209	26,824	14,486	—	—
Class I3	—	—	544,497	219,140	211,645	245,150
Class R	—	—	—	—	16,703	18,783
Class R2	—	—	830,377	37,390	—	—
Class R4	—	—	596,325	260,109	62,137	59,880
1,688,361	553,551	4,148,013	1,376,535	290,485	323,813
Shares redeemed:
Class A	(634,926)	(657,204)	(84,496,059)	(147,273,675)	—	—
Class C	(482,127)	(255,137)	(5,298,723)	(10,296,766)	—	—
Class I	(10,721,273)	(4,472,796)	(26,280,278)	(18,483,109)	—	—
Class I2	(30,262,065)	(1,105)	(3,457,753)	(3,956,176)	—	—
Class I3	—	—	(478,205,484)	(693,647,167)	(4,083,538)	(5,413,577)
Class R	—	—	—	—	(360,869)	(576,035)
Class R2	—	—	(33,742,868)	(1,021,037,226)	—	—
Class R4	—	—	(58,232,353)	(74,563,595)	(1,428,278)	(722,734)
(42,100,391)	(5,386,242)	(689,713,518)	(1,969,257,714)	(5,872,685)	(6,712,346)
Automatic conversions:
Class A	27,448	122,023	1,404,529	3,359,302	—	—
Class C	(27,433)	(122,012)	(1,404,529)	(3,359,302)	—	—
15	11	—	—	—	—
Net increase (decrease) in shares outstanding:
Class A	290,330	(33,114)	(17,562,388)	(15,629,175)	—	—
Class C	274,762	131,610	(781,348)	(5,881,285)	—	—
Class I	254,143	5,651,899	2,700,827	816,078	—	—
Class I2	(9,638,757)	15,387,376	(424,853)	(1,541,559)	—	—
Class I3	—	—	3,841,576	(1,977,728)	(2,353,763)	(354,714)
Class R	—	—	—	—	(129,121)	(133,617)
Class R2	—	—	3,102,187	(892,685,521)	—	—
Class R4	—	—	(2,077,730)	(18,438,380)	(1,023,313)	538,624
(8,819,522)	21,137,771	(11,201,729)	(935,337,570)	(3,506,197)	50,293

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

Transamerica High Yield Bond	Transamerica High Yield ESG	Transamerica High Yield Muni
October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
From operations:
Net investment income (loss)	$83,892,359	$108,994,186	$941,608	$691,161	$5,072,857	$3,681,343
Net realized gain (loss)	(42,534,180)	55,360,143	(68,907)	96,851	(8,141,151)	3,498,625
Net change in unrealized appreciation (depreciation)	(269,564,448)	119,226,911	(3,473,500)	370,020	(35,796,773)	2,722,416
Net increase (decrease) in net assets resulting from operations	(228,206,269)	283,581,240	(2,600,799)	1,158,032	(38,865,067)	9,902,384

Dividends and/or distributions to shareholders:
Class A	(3,490,422)	(3,537,320)	—	—	(887,353)	(696,690)
Class C	(469,641)	(583,235)	—	—	(310,933)	(295,379)
Class I	(36,046,315)	(33,399,854)	(48,485)	(40,074)	(4,305,394)	(2,689,381)
Class I2	(29,141,594)	(47,411,072)	(971,528)	(735,930)	(404)	(385)
Class I3	(9,621,930)	(11,274,762)	—	—	—	—
Class R	(949,176)	(1,100,513)	—	—	—	—
Class R4	(2,528,935)	(12,561,949)	—	—	—	—
Class R6	(3,446,827)	(2,436,463)	—	—	—	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(85,694,840)	(112,305,168)	(1,020,013)	(776,004)	(5,504,084)	(3,681,835)

Capital share transactions:
Proceeds from shares sold:
Class A	54,839,627	22,269,730	—	—	18,771,108	15,743,611
Class C	1,625,508	3,637,400	—	—	2,898,754	3,488,772
Class I	293,063,516	444,199,719	55,416	71,290	145,812,944	84,642,478
Class I2	28,859,633	6,672,242	17,849,927	—	—	—
Class I3	7,470,154	53,688,916	—	—	—	—
Class R	1,437,504	2,607,791	—	—	—	—
Class R4	6,574,652	39,021,466	—	—	—	—
Class R6	33,586,767	23,454,466	—	—	—	—
427,457,361	595,551,730	17,905,343	71,290	167,482,806	103,874,861
Dividends and/or distributions reinvested:
Class A	3,226,977	3,257,067	—	—	850,987	687,611
Class C	461,232	570,267	—	—	309,665	294,612
Class I	35,933,706	31,603,659	48,485	40,074	4,302,083	2,686,990
Class I2	29,141,594	47,362,727	971,528	735,930	404	385
Class I3	9,621,930	11,274,762	—	—	—	—
Class R	949,176	1,078,276	—	—	—	—
Class R4	2,528,935	12,561,857	—	—	—	—
Class R6	3,415,117	2,436,379	—	—	—	—
85,278,667	110,144,994	1,020,013	776,004	5,463,139	3,669,598
Cost of shares redeemed:
Class A	(69,443,033)	(29,912,179)	—	—	(25,275,559)	(7,106,304)
Class C	(4,282,196)	(3,810,539)	—	—	(4,677,083)	(2,355,315)
Class I	(487,085,676)	(191,280,593)	(54,356)	—	(152,206,683)	(24,075,329)
Class I2	(615,949,412)	(248,775,492)	(134,937)	—	—	—
Class I3	(53,016,377)	(75,841,544)	—	—	—	—
Class R	(5,641,797)	(13,488,833)	—	—	—	—
Class R4	(18,094,402)	(642,636,427)	—	—	—	—
Class R6	(27,003,054)	(11,512,141)	—	—	—	—
(1,280,515,947)	(1,217,257,748)	(189,293)	—	(182,159,325)	(33,536,948)
Automatic conversions:
Class A	1,236,373	6,635,738	—	—	377,386	544,465
Class C	(1,236,373)	(6,635,738)	—	—	(377,386)	(544,465)
—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(767,779,919)	(511,561,024)	18,736,063	847,294	(9,213,380)	74,007,511
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	1,263	(A)	—	—	—	—	—
Contributions from affiliate, Transamerica Funds Services, Inc.:
Class I	117,830	(B)	—	—	—	13,205	(B)	—
119,093	—	—	—	13,205	—
Net increase (decrease) in net assets	(1,081,561,935)	(340,284,952)	15,115,251	1,229,322	(53,569,326)	80,228,060

Net assets:
Beginning of year	2,247,858,953	2,588,143,905	21,218,284	19,988,962	172,647,472	92,419,412
End of year	$1,166,297,018	$2,247,858,953	$36,333,535	$21,218,284	$119,078,146	$172,647,472

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica High Yield Bond		Transamerica High Yield ESG		Transamerica High Yield Muni
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021

Capital share transactions - shares:
Shares issued:
Class A	6,375,456	2,469,006	—	—	1,617,089	1,282,523
Class C	193,257	402,324	—	—	257,378	283,086
Class I	34,930,452	48,377,113	5,674	7,039	12,913,854	6,853,174
Class I2	3,274,664	735,157	2,054,077	—	—	—
Class I3	863,409	5,900,996	—	—	—	—
Class R	163,613	285,913	—	—	—	—
Class R4	782,662	4,266,882	—	—	—	—
Class R6	3,750,933	2,545,529	—	—	—	—
	50,334,446	64,982,920	2,059,751	7,039	14,788,321	8,418,783
Shares reinvested:
Class A	388,490	357,793	—	—	76,528	56,115
Class C	55,702	63,011	—	—	27,930	24,067
Class I	4,286,842	3,436,407	5,284	3,947	388,362	219,000
Class I2	3,408,918	5,150,910	106,855	72,492	37	31
Class I3	1,145,922	1,226,153	—	—	—	—
Class R	113,182	117,328	—	—	—	—
Class R4	302,580	1,378,079	—	—	—	—
Class R6	408,429	264,618	—	—	—	—
	10,110,065	11,994,299	112,139	76,439	492,857	299,213
Shares redeemed:
Class A	(8,089,078)	(3,311,830)	—	—	(2,333,716)	(574,481)
Class C	(517,663)	(421,212)	—	—	(427,367)	(191,722)
Class I	(57,853,719)	(20,786,861)	(5,731)	—	(13,898,891)	(1,960,464)
Class I2	(75,152,084)	(26,944,675)	(15,912)	—	—	—
Class I3	(6,248,879)	(8,239,401)	—	—	—	—
Class R	(646,690)	(1,479,516)	—	—	—	—
Class R4	(2,076,538)	(70,395,975)	—	—	—	—
Class R6	(3,119,054)	(1,256,643)	—	—	—	—
	(153,703,705)	(132,836,113)	(21,643)	—	(16,659,974)	(2,726,667)
Automatic conversions:
Class A	149,198	733,597	—	—	33,971	44,705
Class C	(149,814)	(736,810)	—	—	(33,935)	(44,640)
	(616)	(3,213)	—	—	36	65
Net increase (decrease) in shares outstanding:
Class A	(1,175,934)	248,566	—	—	(606,128)	808,862
Class C	(418,518)	(692,687)	—	—	(175,994)	70,791
Class I	(18,636,425)	31,026,659	5,227	10,986	(596,675)	5,111,710
Class I2	(68,468,502)	(21,058,608)	2,145,020	72,492	37	31
Class I3	(4,239,548)	(1,112,252)	—	—	—	—
Class R	(369,895)	(1,076,275)	—	—	—	—
Class R4	(991,296)	(64,751,014)	—	—	—	—
Class R6	1,040,308	1,553,504	—	—	—	—
	(93,259,810)	(55,862,107)	2,150,247	83,478	(1,378,760)	5,991,394

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

Transamerica Inflation Opportunities	Transamerica Inflation-Protected Securities	Transamerica Intermediate Bond
October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
From operations:
Net investment income (loss)	$7,017,419	$3,375,431	$6,331,967	$4,119,292	$39,303,788	$32,129,688
Net realized gain (loss)	(165,967)	1,190,730	1,012,086	1,613,672	(85,600,980)	25,486,795
Net change in unrealized appreciation (depreciation)	(23,443,901)	1,481,143	(19,221,311)	759,028	(251,676,763)	(49,824,593)
Net increase (decrease) in net assets resulting from operations	(16,592,449)	6,047,304	(11,877,258)	6,491,992	(297,973,955)	7,791,890

Dividends and/or distributions to shareholders:
Class A	(101,407)	(31,788)	—	—	—	—
Class C	(36,070)	(18,604)	—	—	—	—
Class I	(606,751)	(301,347)	—	—	—	—
Class I2	(5,285,775)	(2,992,641)	—	—	(47,281,080)	(65,503,969)
Class I3	—	—	(6,052,344)	(3,285,451)	(13,080,760)	(20,657,531)
Class R	—	—	(580,537)	(275,470)	(1,027,942)	(1,875,981)
Class R4	—	—	(70,252)	(40,622)	(5,206,356)	(7,344,444)
Class R6 (A)	(5,294)	(1,937)	—	—	(6,488)	(80)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(6,035,297)	(3,346,317)	(6,703,133)	(3,601,543)	(66,602,626)	(95,382,005)

Capital share transactions:
Proceeds from shares sold:
Class A	2,389,828	640,447	—	—	—	—
Class C	767,225	721,399	—	—	—	—
Class I	9,319,675	9,411,332	—	—	—	—
Class I2	33,496,097	32,162,244	—	—	1,185,591,287	52,923,278
Class I3	—	—	3,029,811	8,678,562	12,195,099	82,607,738
Class R	—	—	2,290,324	1,726,935	2,716,188	3,626,138
Class R4	—	—	429,351	458,411	10,604,436	23,358,449
Class R6 (A)	124,824	10,000	—	—	984,748	10,000
46,097,649	42,945,422	5,749,486	10,863,908	1,212,091,758	162,525,603
Dividends and/or distributions reinvested:
Class A	101,407	31,788	—	—	—	—
Class C	36,070	18,604	—	—	—	—
Class I	606,751	301,347	—	—	—	—
Class I2	5,285,775	2,992,641	—	—	47,281,080	65,503,969
Class I3	—	—	6,052,344	3,285,451	13,080,760	20,657,531
Class R	—	—	580,537	275,470	1,027,942	1,875,981
Class R4	—	—	70,252	40,622	5,206,356	7,344,444
Class R6 (A)	5,294	1,937	—	—	6,488	80
6,035,297	3,346,317	6,703,133	3,601,543	66,602,626	95,382,005
Cost of shares redeemed:
Class A	(1,617,182)	(241,264)	—	—	—	—
Class C	(380,792)	(286,615)	—	—	—	—
Class I	(11,641,025)	(1,472,987)	—	—	—	—
Class I2	(35,221,202)	(6,109,411)	—	—	(121,962,960)	(201,612,445)
Class I3	—	—	(15,282,521)	(15,399,465)	(81,919,846)	(101,776,046)
Class R	—	—	(3,152,739)	(2,983,207)	(6,245,808)	(14,153,414)
Class R4	—	—	(443,005)	(1,391,121)	(38,958,532)	(33,441,016)
Class R6 (A)	(23,234)	(1)	—	—	(254,048)	—
(48,883,435)	(8,110,278)	(18,878,265)	(19,773,793)	(249,341,194)	(350,982,921)
Automatic conversions:
Class A	432,599	107,416	—	—	—	—
Class C	(432,599)	(107,416)	—	—	—	—
—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	3,249,511	38,181,461	(6,425,646)	(5,308,342)	1,029,353,190	(93,075,313)
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	1,104	(B)	—	—	—	—	—
Class C	4,411	(B)	—	—	—	—	—
5,515	—	—	—	—	—
Net increase (decrease) in net assets	(19,372,720)	40,882,448	(25,006,037)	(2,417,893)	664,776,609	(180,665,428)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Inflation Opportunities		Transamerica Inflation-Protected Securities		Transamerica Intermediate Bond
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021

Net assets:
Beginning of year	135,115,628	94,233,180	109,804,463	112,222,356	1,684,452,485	1,865,117,913
End of year	$115,742,908	$135,115,628	$84,798,426	$109,804,463	$2,349,229,094	$1,684,452,485

Capital share transactions - shares:
Shares issued:
Class A	219,484	57,761	—	—	—	—
Class C	72,897	67,929	—	—	—	—
Class I	873,460	842,142	—	—	—	—
Class I2	2,997,694	2,863,032	—	—	134,484,639	5,057,094
Class I3	—	—	288,588	788,561	1,289,773	7,879,812
Class R	—	—	214,332	156,242	275,038	343,069
Class R4	—	—	40,729	41,455	1,117,398	2,215,884
Class R6 (A)	11,754	880	—	—	109,932	966
	4,175,289	3,831,744	543,649	986,258	137,276,780	15,496,825
Shares reinvested:
Class A	9,743	2,861	—	—	—	—
Class C	3,550	1,718	—	—	—	—
Class I	57,599	26,907	—	—	—	—
Class I2	500,575	266,831	—	—	5,006,893	6,221,470
Class I3	—	—	600,959	297,898	1,357,106	1,959,275
Class R	—	—	57,648	24,942	106,256	177,450
Class R4	—	—	7,004	3,677	538,847	696,106
Class R6 (A)	509	173	—	—	741	8
	571,976	298,490	665,611	326,517	7,009,843	9,054,309
Shares redeemed:
Class A	(155,517)	(21,777)	—	—	—	—
Class C	(38,963)	(26,512)	—	—	—	—
Class I	(1,136,936)	(131,837)	—	—	—	—
Class I2	(3,271,418)	(547,932)	—	—	(12,866,157)	(19,414,503)
Class I3	—	—	(1,489,909)	(1,401,235)	(8,660,153)	(9,712,349)
Class R	—	—	(301,482)	(269,172)	(655,759)	(1,347,349)
Class R4	—	—	(41,472)	(127,516)	(4,153,187)	(3,107,556)
Class R6 (A)	(2,236)	—	—	—	(29,000)	—
	(4,605,070)	(728,058)	(1,832,863)	(1,797,923)	(26,364,256)	(33,581,757)
Automatic conversions:
Class A	41,333	9,756	—	—	—	—
Class C	(42,480)	(10,012)	—	—	—	—
	(1,147)	(256)	—	—	—	—
Net increase (decrease) in shares outstanding:
Class A	115,043	48,601	—	—	—	—
Class C	(4,996)	33,123	—	—	—	—
Class I	(205,877)	737,212	—	—	—	—
Class I2	226,851	2,581,931	—	—	126,625,375	(8,135,939)
Class I3	—	—	(600,362)	(314,776)	(6,013,274)	126,738
Class R	—	—	(29,502)	(87,988)	(274,465)	(826,830)
Class R4	—	—	6,261	(82,384)	(2,496,942)	(195,566)
Class R6 (A)	10,027	1,053	—	—	81,673	974
	141,048	3,401,920	(623,603)	(485,148)	117,922,367	(9,030,623)

(A)	Class R6 commenced operations for Transamerica Intermediate Bond on May 28, 2021.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Intermediate Muni		Transamerica International Equity		Transamerica International Focus
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
From operations:
Net investment income (loss)	$41,800,789	$45,177,113	$123,929,259	$104,121,766	$24,326,524	$29,511,774
Net realized gain (loss)	(83,212,689)	24,975,905	(3,894,972)	192,948,905	(15,211,888)	127,656,475
Net change in unrealized appreciation (depreciation)	(322,013,319)	91,788	(1,375,303,511)	1,183,218,061	(368,186,668)	294,887,724
Net increase (decrease) in net assets resulting from operations	(363,425,219)	70,244,806	(1,255,269,224)	1,480,288,732	(359,072,032)	452,055,973

Dividends and/or distributions to shareholders:
Class A	(5,546,940)	(4,594,355)	(5,664,602)	(697,951)	(30,102)	(1,630)
Class C	(1,718,903)	(1,535,160)	(851,499)	—	—	—
Class I	(45,169,620)	(39,047,603)	(109,001,944)	(29,668,975)	(1,532)	(196)
Class I2	(265)	(221)	(54,734,050)	(22,003,572)	(85,983,318)	(17,217,444)
Class I3	—	—	(5,782,446)	(3,137,564)	—	—
Class R	—	—	(936,264)	(255,613)	—	—
Class R4	—	—	(764,859)	(230,220)	—	—
Class R6	—	—	(15,500,281)	(3,500,805)	(902,100)	(127)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(52,435,728)	(45,177,339)	(193,235,945)	(59,494,700)	(86,917,052)	(17,219,397)

Capital share transactions:
Proceeds from shares sold:
Class A	52,203,426	86,034,790	63,159,040	28,816,865	316,716	378,801
Class C	7,677,324	24,147,327	2,456,570	5,330,869	—	—
Class I	814,221,877	874,545,250	1,525,275,479	1,029,040,374	60,000	1,157
Class I2	—	—	127,814,191	69,932,021	17,227,085	42,782,286
Class I3	—	—	4,606,672	10,393,576	—	—
Class R	—	—	1,219,446	1,851,287	—	—
Class R4	—	—	2,328,901	3,549,625	—	—
Class R6	—	—	155,744,951	207,826,939	16,313,577	—
	874,102,627	984,727,367	1,882,605,250	1,356,741,556	33,917,378	43,162,244
Issued from fund acquisition:
Class A	—	—	59,144,888	—	—	—
Class C	—	—	2,828,913	—	—	—
Class I	—	—	34,894,866	—	—	—
Class R6	—	—	945,301	—	—	—
	—	—	97,813,968	—	—	—
Dividends and/or distributions reinvested:
Class A	4,861,242	4,082,169	4,547,089	521,040	30,102	1,630
Class C	1,537,658	1,335,710	793,944	—	—	—
Class I	39,084,682	32,338,680	100,725,723	27,157,141	1,532	196
Class I2	265	221	54,734,050	22,003,572	85,983,318	17,217,444
Class I3	—	—	5,782,446	3,137,564	—	—
Class R	—	—	936,264	255,613	—	—
Class R4	—	—	764,859	230,220	—	—
Class R6	—	—	13,854,685	3,408,490	902,100	127
	45,483,847	37,756,780	182,139,060	56,713,640	86,917,052	17,219,397
Cost of shares redeemed:
Class A	(126,220,054)	(67,617,114)	(50,970,449)	(108,586,873)	(190,520)	(105,193)
Class C	(32,843,464)	(21,145,897)	(5,719,919)	(8,380,084)	—	—
Class I	(1,652,268,881)	(500,004,682)	(1,506,857,733)	(656,607,726)	(1,339)	(35)
Class I2	—	—	(177,994,211)	(425,422,661)	(267,454,456)	(466,575,856)
Class I3	—	—	(21,213,787)	(123,842,546)	—	—
Class R	—	—	(6,131,548)	(5,236,254)	—	—
Class R4	—	—	(17,766,978)	(4,078,574)	—	—
Class R6	—	—	(104,600,015)	(68,378,842)	(667,044)	—
	(1,811,332,399)	(588,767,693)	(1,891,254,640)	(1,400,533,560)	(268,313,359)	(466,681,084)
Automatic conversions:
Class A	11,023,179	13,351,751	4,051,458	3,233,080	—	—
Class C	(11,023,179)	(13,351,751)	(4,051,458)	(3,233,080)	—	—
	—	—	—	—	—	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

Transamerica Intermediate Muni	Transamerica International Equity	Transamerica International Focus
October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
Net increase (decrease) in net assets resulting from capital share transactions	$(891,745,925)	$433,716,454	$271,303,638	$12,921,636	$(147,478,929)	$(406,299,443)
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	30	(A)	—	1,140	(A)	—	86	(A)	—
Class C	75	(A)	—	166	(A)	—	—	—
Contributions from affiliate, Transamerica Funds Services, Inc.:
Class I	842,261	(B)	—	2,271,450	(B)	—	—	—
842,366	—	2,272,756	—	86	—
Net increase (decrease) in net assets	(1,306,764,506)	458,783,921	(1,174,928,775)	1,433,715,668	(593,467,927)	28,537,133

Net assets:
Beginning of year	2,732,139,669	2,273,355,748	5,358,622,237	3,924,906,569	1,468,294,105	1,439,756,972
End of year	$1,425,375,163	$2,732,139,669	$4,183,693,462	$5,358,622,237	$874,826,178	$1,468,294,105

Capital share transactions - shares:
Shares issued:
Class A	4,640,459	7,138,491	3,233,573	1,408,603	36,449	38,673
Class C	687,794	2,008,221	123,410	262,023	—	—
Class I	73,288,061	72,266,431	80,281,624	50,279,444	7,602	116
Class I2	—	—	6,792,393	3,487,010	1,902,029	4,556,965
Class I3	—	—	250,287	493,384	—	—
Class R	—	—	65,576	88,107	—	—
Class R4	—	—	122,253	166,534	—	—
Class R6	—	—	8,116,987	9,959,440	1,652,886	—
78,616,314	81,413,143	98,986,103	66,144,545	3,598,966	4,595,754
Shares issued on fund acquisition:
Class A	—	—	2,800,779	—	—	—
Class C	—	—	136,391	—	—	—
Class I	—	—	1,631,882	—	—	—
Class R6	—	—	43,687	—	—	—
—	—	4,612,739	—	—	—
Shares reinvested:
Class A	435,093	338,943	222,569	27,908	3,182	179
Class C	137,299	111,176	39,304	—	—	—
Class I	3,482,855	2,675,504	4,911,202	1,442,227	161	22
Class I2	23	19	2,649,276	1,167,298	9,098,764	1,898,285
Class I3	—	—	277,869	165,309	—	—
Class R	—	—	44,797	13,418	—	—
Class R4	—	—	36,737	12,123	—	—
Class R6	—	—	663,539	179,017	95,058	14
4,055,270	3,125,642	8,845,293	3,007,300	9,197,165	1,898,500
Shares redeemed:
Class A	(11,602,238)	(5,615,242)	(2,796,709)	(5,769,619)	(23,488)	(10,690)
Class C	(2,992,006)	(1,760,186)	(313,505)	(435,041)	—	—
Class I	(151,238,585)	(41,365,565)	(82,876,943)	(31,811,027)	(132)	(4)
Class I2	—	—	(9,206,342)	(20,022,330)	(33,172,501)	(46,126,119)
Class I3	—	—	(1,124,601)	(5,758,556)	—	—
Class R	—	—	(332,778)	(248,387)	—	—
Class R4	—	—	(943,497)	(198,223)	—	—
Class R6	—	—	(5,318,420)	(3,272,516)	(74,970)	—
(165,832,829)	(48,740,993)	(102,912,795)	(67,515,699)	(33,271,091)	(46,136,813)
Automatic conversions:
Class A	976,127	1,106,061	221,594	156,076	—	—
Class C	(977,953)	(1,108,183)	(224,866)	(158,408)	—	—
(1,826)	(2,122)	(3,272)	(2,332)	—	—
Net increase (decrease) in shares outstanding:
Class A	(5,550,559)	2,968,253	3,681,806	(4,177,032)	16,143	28,162
Class C	(3,144,866)	(748,972)	(239,266)	(331,426)	—	—
Class I	(74,467,669)	33,576,370	3,947,765	19,910,644	7,631	134
Class I2	23	19	235,327	(15,368,022)	(22,171,708)	(39,670,869)
Class I3	—	—	(596,445)	(5,099,863)	—	—
Class R	—	—	(222,405)	(146,862)	—	—
Class R4	—	—	(784,507)	(19,566)	—	—
Class R6	—	—	3,505,793	6,865,941	1,672,974	14
(83,163,071)	35,795,670	9,528,068	1,633,814	(20,474,960)	(39,642,559)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

Transamerica International Small Cap Value	Transamerica International Stock	Transamerica Large Cap Value
October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
From operations:
Net investment income (loss)	$14,527,237	$12,927,950	$4,814,059	$3,096,658	$26,242,576	$25,161,979
Net realized gain (loss)	13,803,942	31,659,574	(831,235)	12,766,006	103,718,459	337,873,845
Net change in unrealized appreciation (depreciation)	(257,720,764)	144,294,046	(31,626,834)	25,077,203	(303,269,267)	548,344,476
Net increase (decrease) in net assets resulting from operations	(229,389,585)	188,881,570	(27,644,010)	40,939,867	(173,308,232)	911,380,300

Dividends and/or distributions to shareholders:
Class A	—	—	(61,683)	(6,314)	(2,045,943)	(525,971)
Class C	—	—	—	—	(337,943)	(60,273)
Class I	(12,832,262)	(2,686,636)	(52,706)	(6,904)	(3,100,771)	(783,640)
Class I2	(17,994,779)	(3,728,380)	(11,029,440)	(1,680,254)	(61,537,484)	(22,929,567)
Class R6	—	—	(1,321,802)	(6,826)	(1,443,181)	(320,845)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(30,827,041)	(6,415,016)	(12,465,631)	(1,700,298)	(68,465,322)	(24,620,296)

Capital share transactions:
Proceeds from shares sold:
Class A	—	—	225,139	110,596	17,227,609	21,606,431
Class C	—	—	—	—	7,123,093	4,540,437
Class I	68,334,792	76,100,599	84,490	—	57,152,362	59,110,371
Class I2	3,725,315	121,139,524	57,556,341	1,507,867	201,729,594	495,690,773
Class R6	—	—	16,320,797	—	32,844,523	5,739,402
72,060,107	197,240,123	74,186,767	1,618,463	316,077,181	586,687,414
Dividends and/or distributions reinvested:
Class A	—	—	61,683	6,314	1,852,361	478,492
Class C	—	—	—	—	285,437	50,613
Class I	12,786,486	2,678,636	52,706	6,904	2,647,280	616,006
Class I2	17,994,779	3,728,380	11,029,440	1,680,254	61,537,484	22,929,567
Class R6	—	—	1,321,802	6,826	1,443,181	320,845
30,781,265	6,407,016	12,465,631	1,700,298	67,765,743	24,395,523
Cost of shares redeemed:
Class A	—	—	(88,865)	(158)	(17,971,052)	(18,654,259)
Class C	—	—	—	—	(5,683,069)	(5,363,277)
Class I	(88,883,520)	(45,188,867)	(25,948)	—	(57,939,248)	(56,953,921)
Class I2	(24,326,615)	(17,451,390)	(26,944,838)	(11,542,950)	(657,846,069)	(485,703,112)
Class R6	—	—	(1,980,911)	—	(10,994,964)	(17,642,874)
(113,210,135)	(62,640,257)	(29,040,562)	(11,543,108)	(750,434,402)	(584,317,443)
Automatic conversions:
Class A	—	—	—	—	1,185,955	2,189,226
Class C	—	—	—	—	(1,185,955)	(2,189,226)
—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(10,368,763)	141,006,882	57,611,836	(8,224,347)	(366,591,478)	26,765,494
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	—	1,908	(A)	—	666	(A)	—
Class C	—	—	—	—	1,377	(A)	—
Contributions from affiliate, Transamerica Funds Services, Inc.:
Class I	239,586	(B)	—	1,486	(B)	—	108,984	(B)	—
239,586	—	3,394	—	111,027	—
Net increase (decrease) in net assets	(270,345,803)	323,473,436	17,505,589	31,015,222	(608,254,005)	913,525,498

Net assets:
Beginning of year	838,220,384	514,746,948	138,480,986	107,465,764	2,530,584,178	1,617,058,680
End of year	$567,874,581	$838,220,384	$155,986,575	$138,480,986	$1,922,330,173	$2,530,584,178

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica International Small Cap Value		Transamerica International Stock		Transamerica Large Cap Value
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021

Capital share transactions - shares:
Shares issued:
Class A	—	—	22,559	10,710	1,276,340	1,717,239
Class C	—	—	—	—	528,845	358,134
Class I	5,405,943	4,793,306	8,361	—	4,181,287	4,663,168
Class I2	259,665	7,188,116	6,110,522	138,315	14,512,637	39,558,431
Class R6	—	—	1,426,989	—	2,342,141	471,558
	5,665,608	11,981,422	7,568,431	149,025	22,841,250	46,768,530
Shares reinvested:
Class A	—	—	5,776	635	138,160	41,545
Class C	—	—	—	—	21,066	4,739
Class I	851,075	191,331	4,956	693	197,183	52,118
Class I2	1,187,774	265,933	1,030,789	168,531	4,571,397	1,928,052
Class R6	—	—	123,533	685	107,375	27,632
	2,038,849	457,264	1,165,054	170,544	5,035,181	2,054,086
Shares redeemed:
Class A	—	—	(9,514)	(15)	(1,370,446)	(1,534,875)
Class C	—	—	—	—	(444,551)	(449,023)
Class I	(6,907,020)	(3,047,089)	(2,376)	—	(4,331,121)	(4,904,452)
Class I2	(1,752,676)	(1,100,957)	(2,469,194)	(1,038,206)	(50,386,594)	(38,298,156)
Class R6	—	—	(194,814)	—	(829,435)	(1,478,311)
	(8,659,696)	(4,148,046)	(2,675,898)	(1,038,221)	(57,362,147)	(46,664,817)
Automatic conversions:
Class A	—	—	—	—	88,013	171,409
Class C	—	—	—	—	(88,741)	(172,587)
	—	—	—	—	(728)	(1,178)
Net increase (decrease) in shares outstanding:
Class A	—	—	18,821	11,330	132,067	395,318
Class C	—	—	—	—	16,619	(258,737)
Class I	(650,002)	1,937,548	10,941	693	47,349	(189,166)
Class I2	(305,237)	6,353,092	4,672,117	(731,360)	(31,302,560)	3,188,327
Class R6	—	—	1,355,708	685	1,620,081	(979,121)
	(955,239)	8,290,640	6,057,587	(718,652)	(29,486,444)	2,156,621

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Large Core		Transamerica Large Growth		Transamerica Large Value Opportunities
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
From operations:
Net investment income (loss)	$1,597,062	$1,699,503	$(3,302,764)	$(5,332,790)	$6,366,916	$7,427,339
Net realized gain (loss)	7,013,637	29,034,402	(4,813,519)	236,939,557	21,128,488	65,344,664
Net change in unrealized appreciation (depreciation)	(33,152,073)	36,038,792	(522,434,212)	143,867,103	(31,555,826)	60,520,168
Net increase (decrease) in net assets resulting from operations	(24,541,374)	66,772,697	(530,550,495)	375,473,870	(4,060,422)	133,292,171

Dividends and/or distributions to shareholders:
Class I3	(20,526,584)	(10,515,694)	(178,104,703)	(125,877,488)	(48,771,317)	(6,124,302)
Class R	(9,582,927)	(5,042,853)	(36,849,171)	(26,451,482)	(10,592,866)	(1,028,286)
Class R4	(418,761)	(187,240)	(11,758,984)	(8,515,569)	(1,473,018)	(233,844)
Class R6 (A)	—	—	(5,556,471)	—	—	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(30,528,272)	(15,745,787)	(232,269,329)	(160,844,539)	(60,837,201)	(7,386,432)

Capital share transactions:
Proceeds from shares sold:
Class I3	2,996,368	1,809,512	31,912,194	41,898,283	4,481,636	3,796,796
Class R	2,129,027	1,720,456	5,444,677	10,321,621	4,212,820	2,598,631
Class R4	87,467	167,978	4,062,394	11,180,522	1,475,055	3,658,370
Class R6 (A)	—	—	34,816,786	10,000	—	—
	5,212,862	3,697,946	76,236,051	63,410,426	10,169,511	10,053,797
Dividends and/or distributions reinvested:
Class I3	20,526,584	10,515,694	178,104,703	125,877,488	48,771,317	6,124,302
Class R	9,582,927	5,042,853	36,849,171	26,451,482	10,592,866	1,028,286
Class R4	418,761	187,240	11,758,984	8,515,569	1,473,018	233,844
Class R6 (A)	—	—	5,556,471	—	—	—
	30,528,272	15,745,787	232,269,329	160,844,539	60,837,201	7,386,432
Cost of shares redeemed:
Class I3	(13,203,138)	(18,798,924)	(292,393,293)	(135,832,051)	(54,864,588)	(50,261,417)
Class R	(10,868,787)	(12,548,407)	(29,053,093)	(31,107,587)	(11,531,197)	(11,607,011)
Class R4	(136,844)	(241,938)	(25,814,677)	(16,283,411)	(2,365,028)	(17,781,251)
Class R6 (A)	—	—	(2,079,409)	—	—	—
	(24,208,769)	(31,589,269)	(349,340,472)	(183,223,049)	(68,760,813)	(79,649,679)
Net increase (decrease) in net assets resulting from capital share transactions	11,532,365	(12,145,536)	(40,835,092)	41,031,916	2,245,899	(62,209,450)
Net increase (decrease) in net assets	(43,537,281)	38,881,374	(803,654,916)	255,661,247	(62,651,724)	63,696,289

Net assets:
Beginning of year	205,385,942	166,504,568	1,236,404,100	980,742,853	393,286,836	329,590,547
End of year	$161,848,661	$205,385,942	$432,749,184	$1,236,404,100	$330,635,112	$393,286,836

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Large Core		Transamerica Large Growth		Transamerica Large Value Opportunities
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021

Capital share transactions - shares:
Shares issued:
Class I3	259,454	150,511	3,114,871	2,173,892	453,552	371,145
Class R	188,117	142,087	465,717	561,166	418,502	245,402
Class R4	7,703	14,060	390,845	614,700	156,416	356,014
Class R6 (A)	—	—	2,070,176	558	—	—
	455,274	306,658	6,041,609	3,350,316	1,028,470	972,561
Shares reinvested:
Class I3	1,733,054	951,756	11,580,280	7,044,068	4,896,700	588,822
Class R	805,174	458,748	2,461,534	1,504,635	1,060,276	99,104
Class R4	35,286	16,970	772,094	479,210	147,555	23,322
Class R6 (A)	—	—	361,514	—	—	—
	2,573,514	1,427,474	15,175,422	9,027,913	6,104,531	711,248
Shares redeemed:
Class I3	(1,179,877)	(1,522,607)	(28,381,731)	(7,158,396)	(5,519,128)	(4,840,490)
Class R	(940,436)	(1,003,710)	(2,291,913)	(1,704,074)	(1,142,630)	(1,109,722)
Class R4	(12,650)	(20,726)	(2,439,809)	(888,825)	(233,120)	(1,876,282)
Class R6 (A)	—	—	(183,265)	—	—	—
	(2,132,963)	(2,547,043)	(33,296,718)	(9,751,295)	(6,894,878)	(7,826,494)
Net increase (decrease) in shares outstanding:
Class I3	812,631	(420,340)	(13,686,580)	2,059,564	(168,876)	(3,880,523)
Class R	52,855	(402,875)	635,338	361,727	336,148	(765,216)
Class R4	30,339	10,304	(1,276,870)	205,085	70,851	(1,496,946)
Class R6 (A)	—	—	2,248,425	558	—	—
	895,825	(812,911)	(12,079,687)	2,626,934	238,123	(6,142,685)

(A)	Class R6 commenced operations for Transamerica Large Growth on May 28, 2021.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

Transamerica Mid Cap Growth	Transamerica Mid Cap Value Opportunities	Transamerica Multi-Asset Income
October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
From operations:
Net investment income (loss)	$(959,444)	$(1,853,954)	$10,209,749	$8,449,271	$22,306,377	$11,912,454
Net realized gain (loss)	(37,777,538)	109,996,723	90,564,892	330,963,162	(4,201,169)	17,136,262
Net change in unrealized appreciation (depreciation)	(108,377,492)	12,465,481	(157,100,087)	259,785,401	(80,011,476)	52,058,642
Net increase (decrease) in net assets resulting from operations	(147,114,474)	120,608,250	(56,325,446)	599,197,834	(61,906,268)	81,107,358

Dividends and/or distributions to shareholders:
Class A	(4,997,670)	(695,547)	(6,237,115)	(99,450)	(6,592,901)	(2,466,508)
Class C	(329,926)	(78,496)	(3,871,483)	—	(3,408,448)	(1,630,668)
Class I	(668,444)	(79,553)	(140,281,828)	(5,207,038)	(20,626,850)	(8,068,651)
Class I2	(83,490,034)	(20,365,628)	(48,367,095)	(4,054,037)	(878)	(541)
Class I3	(10,118,990)	(1,808,466)	(28,354,374)	(1,292,516)	—	—
Class R	(7,200,667)	(1,194,775)	(12,665,961)	(290,706)	—	—
Class R4	(53,974)	(17,577)	(25,655,249)	(819,473)	—	—
Class R6 (A)	(3,021,089)	—	(48,777,821)	(2,465,827)	—	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(109,880,794)	(24,240,042)	(314,210,926)	(14,229,047)	(30,629,077)	(12,166,368)

Capital share transactions:
Proceeds from shares sold:
Class A	2,564,836	5,041,782	10,963,460	12,100,662	32,289,553	18,561,670
Class C	175,751	193,656	4,931,120	3,027,450	31,755,305	24,811,938
Class I	608,934	496,281	418,148,012	209,264,153	296,777,303	145,756,745
Class I2	59,766,166	55,155,484	7,251,632	51,370,010	—	—
Class I3	2,269,021	775,332	3,756,285	3,677,471	—	—
Class R	1,362,071	2,472,339	3,216,227	3,032,180	—	—
Class R4	18,241	43,822	6,473,702	11,790,965	—	—
Class R6 (A)	10,182,835	10,000	57,751,153	39,157,427	—	—
76,947,855	64,188,696	512,491,591	333,420,318	360,822,161	189,130,353
Issued from fund acquisition:
Class A	—	—	—	—	—	70,567,616
Class C	—	—	—	—	—	16,215,922
Class I	—	—	—	—	—	19,920,834
—	—	—	—	—	106,704,372
Dividends and/or distributions reinvested:
Class A	4,997,670	695,547	5,596,470	88,145	6,303,276	2,350,549
Class C	329,926	78,496	3,538,876	—	3,385,554	1,618,679
Class I	576,696	72,218	127,281,856	4,638,921	20,550,322	8,025,144
Class I2	83,490,034	20,365,628	48,363,640	4,054,037	878	541
Class I3	10,118,990	1,808,466	28,354,374	1,292,516	—	—
Class R	7,200,667	1,194,775	12,665,961	290,706	—	—
Class R4	53,974	17,577	25,655,249	819,473	—	—
Class R6 (A)	3,021,089	—	48,777,821	2,465,827	—	—
109,789,046	24,232,707	300,234,247	13,649,625	30,240,030	11,994,913
Cost of shares redeemed:
Class A	(3,694,490)	(5,359,565)	(10,607,324)	(7,113,808)	(26,768,206)	(15,841,562)
Class C	(200,349)	(109,248)	(3,493,128)	(3,972,056)	(15,067,687)	(9,939,267)
Class I	(520,350)	(94,894)	(296,577,761)	(252,804,096)	(167,421,639)	(41,665,990)
Class I2	(16,122,967)	(241,814,462)	(49,512,674)	(277,005,167)	—	—
Class I3	(4,128,085)	(11,159,248)	(29,193,599)	(40,505,259)	—	—
Class R	(3,535,355)	(6,512,929)	(6,985,102)	(11,265,213)	—	—
Class R4	(14,966)	(270,502)	(37,479,863)	(16,650,734)	—	—
Class R6 (A)	(193,953)	—	(24,928,554)	(156,739,421)	—	—
(28,410,515)	(265,320,848)	(458,778,005)	(766,055,754)	(209,257,532)	(67,446,819)
Automatic conversions:
Class A	748,461	184,656	1,244,897	664,426	11,623,763	10,787,314
Class C	(748,461)	(184,656)	(1,244,897)	(664,426)	(11,623,763)	(10,787,314)
—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	158,326,386	(176,899,445)	353,947,833	(418,985,811)	181,804,659	240,382,819
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	57	(B)	—	80	(B)	—	332	(B)	—
Class C	7,686	(B)	—	72	(B)	—	1,317	(B)	—
Class R	—	—	504	(B)	—	—	—
Contributions from affiliate, Transamerica Funds Services, Inc.:
Class I	3,402	(C)	—	309,413	(C)	—	87,069	(C)	—
11,145	—	310,069	—	88,718	—
Net increase (decrease) in net assets	(98,657,737)	(80,531,237)	(16,278,470)	165,982,976	89,358,032	309,323,809

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Mid Cap Growth		Transamerica Mid Cap Value Opportunities		Transamerica Multi-Asset Income
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021

Net assets:
Beginning of year	$385,587,427	$466,118,664	$1,415,575,621	$1,249,592,645	$569,083,823	$259,760,014
End of year	$286,929,690	$385,587,427	$1,399,297,151	$1,415,575,621	$658,441,855	$569,083,823

Capital share transactions - shares:
Shares issued:
Class A	305,355	367,626	916,115	883,827	2,383,832	1,363,700
Class C	23,077	14,850	444,255	222,626	2,354,901	1,837,938
Class I	69,100	35,121	36,121,361	15,328,813	21,939,131	10,636,043
Class I2	6,985,263	3,582,340	621,888	4,879,380	—	—
Class I3	286,379	55,556	320,172	263,959	—	—
Class R	156,706	178,685	272,502	220,319	—	—
Class R4	2,152	3,117	536,936	841,469	—	—
Class R6 (A)	731,436	721	4,380,861	2,875,202	—	—
	8,559,468	4,238,016	43,614,090	25,515,595	26,677,864	13,837,681
Shares issued on fund acquisition:
Class A	—	—	—	—	—	5,087,201
Class C	—	—	—	—	—	1,175,220
Class I	—	—	—	—	—	1,435,260
	—	—	—	—	—	7,697,681
Shares reinvested:
Class A	527,737	52,376	486,650	7,445	469,419	172,594
Class C	39,184	6,351	315,127	—	252,242	121,152
Class I	59,354	5,345	11,031,702	390,811	1,536,090	595,820
Class I2	8,458,970	1,496,372	4,187,328	341,249	68	43
Class I3	1,027,309	132,975	2,440,135	108,342	—	—
Class R	750,069	89,029	1,087,207	24,307	—	—
Class R4	5,491	1,293	2,198,393	68,461	—	—
Class R6 (A)	306,398	—	4,183,347	206,001	—	—
	11,174,512	1,783,741	25,929,889	1,146,616	2,257,819	889,609
Shares redeemed:
Class A	(444,495)	(391,889)	(881,692)	(534,733)	(2,001,119)	(1,158,875)
Class C	(28,055)	(8,620)	(305,497)	(298,694)	(1,140,796)	(738,724)
Class I	(58,021)	(6,866)	(24,910,716)	(18,397,473)	(12,804,687)	(3,092,276)
Class I2	(2,010,903)	(17,831,021)	(4,075,708)	(19,413,807)	—	—
Class I3	(469,721)	(767,034)	(2,455,303)	(2,995,137)	—	—
Class R	(428,831)	(466,772)	(573,012)	(836,000)	—	—
Class R4	(1,868)	(19,422)	(3,134,208)	(1,228,909)	—	—
Class R6 (A)	(22,559)	—	(2,096,932)	(10,889,128)	—	—
	(3,464,453)	(19,491,624)	(38,433,068)	(54,593,881)	(15,946,602)	(4,989,875)
Automatic conversions:
Class A	56,648	13,522	107,154	47,748	867,608	785,342
Class C	(61,895)	(14,552)	(110,035)	(48,558)	(871,733)	(789,449)
	(5,247)	(1,030)	(2,881)	(810)	(4,125)	(4,107)
Net increase (decrease) in shares outstanding:
Class A	445,245	41,635	628,227	404,287	1,719,740	6,249,962
Class C	(27,689)	(1,971)	343,850	(124,626)	594,614	1,606,137
Class I	70,433	33,600	22,242,347	(2,677,849)	10,670,534	9,574,847
Class I2	13,433,330	(12,752,309)	733,508	(14,193,178)	68	43
Class I3	843,967	(578,503)	305,004	(2,622,836)	—	—
Class R	477,944	(199,058)	786,697	(591,374)	—	—
Class R4	5,775	(15,012)	(398,879)	(318,979)	—	—
Class R6 (A)	1,015,275	721	6,467,276	(7,807,925)	—	—
	16,264,280	(13,470,897)	31,108,030	(27,932,480)	12,984,956	17,430,989

(A)	Class R6 commenced operations for Transamerica Mid Cap Growth on May 28, 2021.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

Transamerica Multi-Managed Balanced	Transamerica Short-Term Bond	Transamerica Small Cap Growth
October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
From operations:
Net investment income (loss)	$10,708,395	$7,386,857	$55,205,058	$48,401,529	$(1,237,425)	$(1,479,069)
Net realized gain (loss)	20,978,237	86,272,630	(42,134,952)	16,030,234	4,117,204	29,119,502
Net change in unrealized appreciation (depreciation)	(240,341,681)	181,382,553	(200,275,180)	(13,879,348)	(78,562,751)	64,362,898
Net increase (decrease) in net assets resulting from operations	(208,655,049)	275,042,040	(187,205,074)	50,552,415	(75,682,972)	92,003,331

Dividends and/or distributions to shareholders:
Class A	(48,548,146)	(28,174,083)	(10,655,086)	(10,701,317)	(2,597,814)	(1,631,899)
Class C	(14,490,465)	(9,400,455)	(889,774)	(1,102,600)	(535,322)	(406,524)
Class I	(29,331,791)	(15,528,300)	(41,800,684)	(34,036,232)	(4,898,026)	(3,461,762)
Class I2	—	—	(3,651,160)	(2,412,577)	(11,238,704)	(7,554,879)
Class I3	—	—	—	—	(3,249,291)	(2,601,429)
Class R (A)	(48)	—	—	—	(2,162,203)	(1,423,743)
Class R4	—	—	—	—	(24,764)	(8,787)
Class R6	(1,982,075)	(1,012,241)	(3,821,191)	(3,077,056)	(777,574)	(7,549)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(94,352,525)	(54,115,079)	(60,817,895)	(51,329,782)	(25,483,698)	(17,096,572)

Capital share transactions:
Proceeds from shares sold:
Class A	40,457,618	60,696,682	112,287,612	236,724,394	1,535,400	5,083,751
Class C	25,256,187	56,108,189	17,316,510	30,610,480	222,261	1,133,243
Class I	91,681,442	100,266,304	1,384,734,370	1,441,307,254	11,491,742	16,513,738
Class I2	—	—	302,256,219	88,018,906	20,332,008	32,655,100
Class I3	—	—	—	—	2,038,499	419,934
Class R (A)	112,116	—	—	—	1,646,115	2,365,728
Class R4	—	—	—	—	36,191	144,069
Class R6	3,974,683	17,671,124	24,020,062	192,394,726	7,642,387	—
161,482,046	234,742,299	1,840,614,773	1,989,055,760	44,944,603	58,315,563
Dividends and/or distributions reinvested:
Class A	47,601,970	27,582,702	9,500,375	9,651,772	2,591,761	1,624,596
Class C	14,014,561	9,109,074	808,048	1,008,303	535,322	406,524
Class I	26,772,280	14,062,210	35,900,762	29,129,324	4,896,580	3,455,802
Class I2	—	—	3,631,726	2,412,577	5,031,351	3,410,819
Class I3	—	—	—	—	3,249,291	2,601,429
Class R (A)	48	—	—	—	2,162,203	1,423,743
Class R4	—	—	—	—	24,764	8,787
Class R6	1,873,805	623,858	3,795,184	3,042,506	777,574	7,549
90,262,664	51,377,844	53,636,095	45,244,482	19,268,846	12,939,249
Cost of shares redeemed:
Class A	(99,106,398)	(93,563,033)	(285,835,804)	(221,294,229)	(5,315,069)	(5,890,508)
Class C	(38,557,118)	(42,674,921)	(42,464,159)	(40,266,334)	(1,084,240)	(974,768)
Class I	(103,907,761)	(69,939,806)	(1,454,977,184)	(1,049,958,207)	(24,538,310)	(21,587,000)
Class I2	—	—	(93,851,848)	(107,370,128)	(50,218,553)	(8,364,440)
Class I3	—	—	—	—	(4,665,834)	(7,449,130)
Class R (A)	(119)	—	—	—	(2,799,177)	(3,386,547)
Class R4	—	—	—	—	(24,184)	(48,887)
Class R6	(6,401,776)	(9,300,730)	(29,442,582)	(13,055,356)	(256,648)	—
(247,973,172)	(215,478,490)	(1,906,571,577)	(1,431,944,254)	(88,902,015)	(47,701,280)
Automatic conversions:
Class A	19,346,828	43,152,761	20,051,831	60,316,266	209,757	1,348,548
Class C	(19,346,828)	(43,152,761)	(20,051,831)	(60,316,266)	(209,757)	(1,348,548)
—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	3,771,538	70,641,653	(12,320,709)	602,355,988	(24,688,566)	23,553,532
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	7,725	(B)	—	2,567	(B)	—	1,112	(B)	—
Class C	1,866	(B)	—	2,011	(B)	—	5,169	(B)	—
Contributions from affiliate, Transamerica Funds Services, Inc.:
Class I	460,193	(C)	—	3,033,397	(C)	—	—	—
469,784	—	3,037,975	—	6,281	—
Net increase (decrease) in net assets	(298,766,252)	291,568,614	(257,305,703)	601,578,621	(125,848,955)	98,460,291

Net assets:
Beginning of year	1,394,675,106	1,103,106,492	3,729,199,423	3,127,620,802	276,153,606	177,693,315
End of year	$1,095,908,854	$1,394,675,106	$3,471,893,720	$3,729,199,423	$150,304,651	$276,153,606

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Multi-Managed Balanced		Transamerica Short-Term Bond		Transamerica Small Cap Growth
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021

Capital share transactions - shares:
Shares issued:
Class A	1,258,892	1,816,372	11,172,742	22,787,349	225,423	635,768
Class C	783,787	1,718,890	1,732,521	2,950,402	36,203	160,773
Class I	2,767,365	2,978,903	140,995,120	141,078,281	1,571,710	1,914,618
Class I2	—	—	31,239,433	8,623,971	2,856,818	3,641,619
Class I3	—	—	—	—	324,270	48,321
Class R (A)	3,976	—	—	—	223,486	276,625
Class R4	—	—	—	—	5,502	16,877
Class R6	126,433	520,505	2,420,818	18,866,341	815,254	1
	4,940,453	7,034,670	187,560,634	194,306,344	6,058,666	6,694,602
Shares reinvested:
Class A	1,414,528	869,415	956,900	928,825	336,592	216,902
Class C	421,880	295,557	81,993	97,186	82,867	62,929
Class I	795,462	439,843	3,685,949	2,852,151	597,144	437,998
Class I2	—	—	375,097	236,501	597,548	422,654
Class I3	—	—	—	—	386,360	322,358
Class R (A)	2	—	—	—	265,301	180,678
Class R4	—	—	—	—	2,969	1,096
Class R6	55,634	19,396	389,014	297,880	92,348	935
	2,687,506	1,624,211	5,488,953	4,412,543	2,361,129	1,645,550
Shares redeemed:
Class A	(3,132,426)	(2,791,835)	(28,555,338)	(21,296,257)	(786,713)	(726,632)
Class C	(1,240,882)	(1,292,929)	(4,256,952)	(3,882,425)	(200,958)	(141,489)
Class I	(3,284,300)	(2,087,116)	(148,039,720)	(102,770,910)	(3,676,231)	(2,534,838)
Class I2	—	—	(9,555,860)	(10,546,018)	(6,464,251)	(951,285)
Class I3	—	—	—	—	(610,467)	(862,562)
Class R (A)	(4)	—	—	—	(390,438)	(396,260)
Class R4	—	—	—	—	(3,614)	(5,898)
Class R6	(194,910)	(269,323)	(2,997,224)	(1,277,533)	(37,950)	—
	(7,852,522)	(6,441,203)	(193,405,094)	(139,773,143)	(12,170,622)	(5,618,964)
Automatic conversions:
Class A	607,735	1,296,029	2,006,780	5,806,520	30,720	164,110
Class C	(622,637)	(1,324,563)	(2,010,716)	(5,814,127)	(36,608)	(190,348)
	(14,902)	(28,534)	(3,936)	(7,607)	(5,888)	(26,238)
Net increase (decrease) in shares outstanding:
Class A	148,729	1,189,981	(14,418,916)	8,226,437	(193,978)	290,148
Class C	(657,852)	(603,045)	(4,453,154)	(6,648,964)	(118,496)	(108,135)
Class I	278,527	1,331,630	(3,358,651)	41,159,522	(1,507,377)	(182,222)
Class I2	—	—	22,058,670	(1,685,546)	(3,009,885)	3,112,988
Class I3	—	—	—	—	100,163	(491,883)
Class R (A)	3,974	—	—	—	98,349	61,043
Class R4	—	—	—	—	4,857	12,075
Class R6	(12,843)	270,578	(187,392)	17,886,688	869,652	936
	(239,465)	2,189,144	(359,443)	58,938,137	(3,756,715)	2,694,950

(A)	Class R commenced operations for Transamerica Multi-Managed Balanced on March 1, 2022.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Sustainable Bond
October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
From operations:
Net investment income (loss)	$3,873,664	$5,715,997	$4,418,538	$2,453,737	$476,937	$332,223
Net realized gain (loss)	83,469,430	232,095,300	73,876,631	134,616,679	(779,780)	(420,758)
Net change in unrealized appreciation (depreciation)	(115,724,345)	151,218,363	(125,752,333)	174,508,843	(4,104,240)	89,232
Net increase (decrease) in net assets resulting from operations	(28,381,251)	389,029,660	(47,457,164)	311,579,259	(4,407,083)	697

Dividends and/or distributions to shareholders:
Class A	(4,183,063)	—	(38,882,728)	(1,553,009)	—	—
Class C	(354,420)	—	(5,926,977)	—	—	—
Class I	(8,326,531)	(25,298)	(35,174,157)	(2,062,016)	(21,785)	(14,607)
Class I2	(197,718,969)	(2,370,495)	(478,526)	(184,457)	(483,355)	(361,888)
Class I3	(13,815,188)	(79,701)	—	—	—	—
Class R	(3,911,096)	—	—	—	—	—
Class R4	(80,563)	(79)	—	—	—	—
Class R6	(3,294,623)	(163)	(9,428,646)	(524,956)	—	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(231,684,453)	(2,475,736)	(89,891,034)	(4,324,438)	(505,140)	(376,495)

Capital share transactions:
Proceeds from shares sold:
Class A	1,853,504	7,179,845	20,849,232	37,261,575	—	—
Class C	122,783	417,024	10,605,584	8,846,861	—	—
Class I	2,512,828	2,862,325	83,391,186	184,445,528	58,841	26,052
Class I2	506,639	371,624,962	423,232	533,513	—	—
Class I3	1,448,104	288,687	—	—	—	—
Class R	1,141,244	3,262,429	—	—	—	—
Class R4	7,309	206,713	—	—	—	—
Class R6	7,520,537	—	20,937,333	34,711,642	—	—
15,112,948	385,841,985	136,206,567	265,799,119	58,841	26,052
Dividends and/or distributions reinvested:
Class A	4,183,063	—	36,104,722	1,438,667	—	—
Class C	354,420	—	5,709,213	—	—	—
Class I	8,326,531	25,298	31,396,067	1,826,995	21,785	14,607
Class I2	197,718,969	2,370,495	478,526	184,457	483,355	361,888
Class I3	13,815,188	79,701	—	—	—	—
Class R	3,911,096	—	—	—	—	—
Class R4	80,563	79	—	—	—	—
Class R6	3,294,623	163	9,280,663	522,678	—	—
231,684,453	2,475,736	82,969,191	3,972,797	505,140	376,495
Cost of shares redeemed:
Class A	(1,839,828)	(5,275,373)	(60,746,413)	(78,482,655)	—	—
Class C	(159,758)	(45,108)	(8,124,994)	(15,759,376)	—	—
Class I	(3,014,592)	(3,940,209)	(121,120,690)	(168,519,480)	(76,727)	—
Class I2	(261,189,149)	(507,788,033)	(624,924)	(19,452,802)	—	—
Class I3	(7,088,445)	(12,145,915)	—	—	—	—
Class R	(2,959,805)	(2,991,241)	—	—	—	—
Class R4	(14,231)	(198,373)	—	—	—	—
Class R6	(609,761)	—	(22,803,585)	(18,833,362)	—	—
(276,875,569)	(532,384,252)	(213,420,606)	(301,047,675)	(76,727)	—
Automatic conversions:
Class A	87,491	543,469	11,219,219	26,433,575	—	—
Class C	(87,491)	(543,469)	(11,219,219)	(26,433,575)	—	—
—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(30,078,168)	(144,066,531)	5,755,152	(31,275,759)	487,254	402,547
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	2,311	(A)	—	4,053	(A)	—	—	—
Class C	3,058	(A)	—	1,225	(A)	—	—	—
Contributions from affiliate, Transamerica Funds Services, Inc.:
Class I	—	—	257,944	(B)	—	1,617	(B)	—
5,369	—	263,222	—	1,617	—
Net increase (decrease) in net assets	(290,138,503)	242,487,393	(131,329,824)	275,979,062	(4,423,352)	26,749

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Small Cap Value		Transamerica Small/Mid Cap Value		Transamerica Sustainable Bond
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021

Net assets:
Beginning of year	$714,834,270	$472,346,877	$901,057,124	$625,078,062	$24,647,293	$24,620,544
End of year	$424,695,767	$714,834,270	$769,727,300	$901,057,124	$20,223,941	$24,647,293

Capital share transactions - shares:
Shares issued:
Class A	234,756	593,100	706,425	1,211,449	—	—
Class C	12,006	34,277	438,299	346,777	—	—
Class I	345,370	239,914	2,703,302	5,861,288	6,098	2,688
Class I2	71,798	38,145,542	13,756	17,166	—	—
Class I3	205,688	23,632	—	—	—	—
Class R	158,379	265,683	—	—	—	—
Class R4	1,015	15,691	—	—	—	—
Class R6	569,889	—	676,980	1,050,054	—	—
	1,598,901	39,317,839	4,538,762	8,486,734	6,098	2,688
Shares reinvested:
Class A	593,342	—	1,225,135	55,143	—	—
Class C	52,274	—	235,237	—	—	—
Class I	1,161,301	2,451	1,022,114	67,442	2,534	1,499
Class I2	27,575,867	229,699	15,532	6,796	55,910	37,131
Class I3	1,918,776	7,701	—	—	—	—
Class R	542,454	—	—	—	—	—
Class R4	11,174	8	—	—	—	—
Class R6	454,431	16	299,763	19,174	—	—
	32,309,619	239,875	2,797,781	148,555	58,444	38,630
Shares redeemed:
Class A	(248,319)	(441,476)	(2,071,801)	(2,647,704)	—	—
Class C	(20,974)	(3,872)	(336,919)	(648,120)	—	—
Class I	(411,502)	(348,103)	(3,909,846)	(5,311,829)	(8,338)	—
Class I2	(22,885,790)	(40,191,054)	(20,502)	(668,639)	—	—
Class I3	(981,476)	(1,061,172)	—	—	—	—
Class R	(337,736)	(243,962)	—	—	—	—
Class R4	(2,045)	(15,854)	—	—	—	—
Class R6	(86,551)	—	(735,517)	(598,590)	—	—
	(24,974,393)	(42,305,493)	(7,074,585)	(9,874,882)	(8,338)	—
Automatic conversions:
Class A	11,848	42,237	378,162	859,753	—	—
Class C	(12,316)	(43,112)	(458,434)	(1,017,590)	—	—
	(468)	(875)	(80,272)	(157,837)	—	—
Net increase (decrease) in shares outstanding:
Class A	591,627	193,861	237,921	(521,359)	—	—
Class C	30,990	(12,707)	(121,817)	(1,318,933)	—	—
Class I	1,095,169	(105,738)	(184,430)	616,901	294	4,187
Class I2	4,761,875	(1,815,813)	8,786	(644,677)	55,910	37,131
Class I3	1,142,988	(1,029,839)	—	—	—	—
Class R	363,097	21,721	—	—	—	—
Class R4	10,144	(155)	—	—	—	—
Class R6	937,769	16	241,226	470,638	—	—
	8,933,659	(2,748,654)	181,686	(1,397,430)	56,204	41,318

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

Transamerica Sustainable Equity Income	Transamerica Unconstrained Bond	Transamerica US Growth
October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
From operations:
Net investment income (loss)	$5,404,450	$7,933,930	$33,535,343	$48,923,091	$(4,327,010)	$(5,324,831)
Net realized gain (loss)	(3,066,505)	91,847,845	(63,762,506)	67,929,742	61,481,033	249,958,132
Net change in unrealized appreciation (depreciation)	(50,975,739)	63,062,447	(66,860,336)	(4,813,858)	(710,790,019)	418,276,235
Net increase (decrease) in net assets resulting from operations	(48,637,794)	162,844,222	(97,087,499)	112,038,975	(653,635,996)	662,909,536

Dividends and/or distributions to shareholders:
Class A	(12,259,442)	(1,140,086)	(43,037)	(6,923)	(115,463,232)	(77,846,470)
Class C	(325,340)	(17,944)	—	—	(2,389,444)	(2,092,150)
Class I	(714,288)	(64,020)	(3,502,141)	(384,583)	(45,507,683)	(31,010,323)
Class I2	(42,545,204)	(6,254,499)	(77,303,425)	(48,499,099)	(73,066,925)	(52,882,056)
Class R6 (A)	(524,995)	(67,675)	—	—	(196,176)	—
Class T	—	—	—	—	(6,817,211)	(4,791,143)

Return of capital:
Class A	(76,461)	—	(12,120)	—	—	—
Class C	(995)	—	—	—	—	—
Class I	(6,337)	—	(872,560)	—	—	—
Class I2	(316,494)	—	(15,855,076)	—	—	—
Class R6 (A)	(3,375)	—	—	—	—	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(56,772,931)	(7,544,224)	(97,588,359)	(48,890,605)	(243,440,671)	(168,622,142)

Capital share transactions:
Proceeds from shares sold:
Class A	2,975,839	3,067,757	1,048,079	437,020	25,189,604	25,646,494
Class C	206,861	213,739	—	—	6,375,507	4,245,914
Class I	2,416,317	1,034,682	51,455,713	50,888,288	36,598,693	28,285,085
Class I2	25,367,713	5,485,206	—	5,788,136	229,039,109	18,043,406
Class R6 (A)	1,402,216	584,571	—	—	1,837,235	10,000
Class T	—	—	—	—	747,029	483,389
32,368,946	10,385,955	52,503,792	57,113,444	299,787,177	76,714,288
Dividends and/or distributions reinvested:
Class A	12,333,650	1,139,874	55,142	6,918	113,448,580	76,491,240
Class C	315,530	17,524	—	—	2,385,513	2,090,997
Class I	720,625	63,949	4,374,230	383,807	44,482,305	30,581,733
Class I2	42,861,698	6,254,499	93,158,501	48,392,307	73,066,925	52,882,056
Class R6 (A)	528,370	67,675	—	—	196,176	—
Class T	—	—	—	—	6,669,333	4,692,223
56,759,873	7,543,521	97,587,873	48,783,032	240,248,832	166,738,249
Cost of shares redeemed:
Class A	(13,876,632)	(18,471,622)	(74,933)	(10,010)	(86,817,727)	(105,951,626)
Class C	(388,463)	(981,547)	—	—	(4,047,352)	(3,893,726)
Class I	(3,554,919)	(6,662,365)	(33,590,356)	(5,621,904)	(59,667,382)	(64,618,068)
Class I2	(25,026,408)	(305,454,814)	(450,000,010)	(509,164,492)	(101,879,337)	(100,852,021)
Class R6 (A)	(2,747,730)	(3,150,257)	—	—	(78,227)	—
Class T	—	—	—	—	(11,207,902)	(11,122,181)
(45,594,152)	(334,720,605)	(483,665,299)	(514,796,406)	(263,697,927)	(286,437,622)
Automatic conversions:
Class A	180,283	487,813	—	—	2,828,283	5,813,947
Class C	(180,283)	(487,813)	—	—	(2,828,283)	(5,813,947)
—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	43,534,667	(316,791,129)	(333,573,634)	(408,899,930)	276,338,082	(42,985,085)
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	14	(B)	—	27	(B)	—	86,255	(B)	—
Class C	183	(B)	—	—	—	4,254	(B)	—
Contributions from affiliate, Transamerica Funds Services, Inc.:
Class I	13,338	(C)	—	9,493	(C)	—	605,335	(C)	—
13,535	—	9,520	—	695,844	—
Net increase (decrease) in net assets	(61,862,523)	(161,491,131)	(528,239,972)	(345,751,560)	(620,042,741)	451,302,309

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Sustainable Equity Income		Transamerica Unconstrained Bond		Transamerica US Growth
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021

Net assets:
Beginning of year	$344,324,669	$505,815,800	$1,243,113,892	$1,588,865,452	$2,217,464,961	$1,766,162,652
End of year	$282,462,146	$344,324,669	$714,873,920	$1,243,113,892	$1,597,422,220	$2,217,464,961

Capital share transactions - shares:
Shares issued:
Class A	400,726	352,837	112,547	42,347	1,035,870	877,915
Class C	27,010	25,193	—	—	312,172	158,568
Class I	327,083	117,290	5,476,529	4,926,730	1,371,189	948,568
Class I2	2,856,621	647,653	—	566,908	8,364,323	576,639
Class R6 (A)	190,502	69,109	—	—	54,848	335
Class T	—	—	—	—	8,154	5,090
	3,801,942	1,212,082	5,589,076	5,535,985	11,146,556	2,567,115
Shares reinvested:
Class A	1,561,991	136,773	5,883	670	3,994,668	2,823,597
Class C	40,025	2,172	—	—	95,650	85,767
Class I	92,028	7,640	463,256	37,168	1,515,305	1,093,767
Class I2	5,445,949	756,647	9,817,100	4,702,824	2,470,982	1,890,671
Class R6 (A)	66,895	8,209	—	—	6,637	—
Class T	—	—	—	—	65,041	52,757
	7,206,888	911,441	10,286,239	4,740,662	8,148,283	5,946,559
Shares redeemed:
Class A	(1,796,886)	(2,160,244)	(7,969)	(971)	(3,501,273)	(3,639,165)
Class C	(51,277)	(116,597)	—	—	(184,875)	(150,837)
Class I	(503,129)	(858,613)	(3,639,442)	(542,930)	(2,366,348)	(2,189,050)
Class I2	(3,185,390)	(36,196,985)	(50,467,305)	(49,413,810)	(3,647,555)	(3,203,114)
Class R6 (A)	(376,553)	(393,122)	—	—	(3,295)	—
Class T	—	—	—	—	(126,582)	(115,468)
	(5,913,235)	(39,725,561)	(54,114,716)	(49,957,711)	(9,829,928)	(9,297,634)
Automatic conversions:
Class A	23,389	57,532	—	—	107,569	204,019
Class C	(23,545)	(57,855)	—	—	(122,407)	(226,937)
	(156)	(323)	—	—	(14,838)	(22,918)
Net increase (decrease) in shares outstanding:
Class A	189,220	(1,613,102)	110,461	42,046	1,636,834	266,366
Class C	(7,787)	(147,087)	—	—	100,540	(133,439)
Class I	(84,018)	(733,683)	2,300,343	4,420,968	520,146	(146,715)
Class I2	5,117,180	(34,792,685)	(40,650,205)	(44,144,078)	7,187,750	(735,804)
Class R6 (A)	(119,156)	(315,804)	—	—	58,190	335
Class T	—	—	—	—	(53,387)	(57,621)
	5,095,439	(37,602,361)	(38,239,401)	(39,681,064)	9,450,073	(806,878)

(A)	Class R6 commenced operations for Transamerica US Growth on May 28, 2021.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Transamerica Balanced II
	Class I3
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$13.87	$11.62	$10.99	$10.21	$10.17

Investment operations:
Net investment income (loss) (A)	0.16	0.13	0.16	0.19	0.18
Net realized and unrealized gain (loss)	(2.04)	2.72	0.91	1.08	0.07
Total investment operations	(1.88)	2.85	1.07	1.27	0.25

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.14)	(0.17)	(0.20)	(0.17)
Net realized gains	(1.12)	(0.46)	(0.27)	(0.29)	(0.04)
Total dividends and/or distributions to shareholders	(1.28)	(0.60)	(0.44)	(0.49)	(0.21)

Net asset value, end of year	$10.71	$13.87	$11.62	$10.99	$10.21
Total return	(14.90)%	25.21%	10.01%	13.14%	2.49%

Ratio and supplemental data:
Net assets end of year (000’s)	$44,058	$58,098	$52,587	$50,316	$49,964
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.58%	0.58%	0.57%	0.58%	0.59%
Including waiver and/or reimbursement and recapture	0.58%	0.58%	0.57%	0.57%	0.50%
Net investment income (loss) to average net assets	1.32%	1.04%	1.44%	1.80%	1.73%
Portfolio turnover rate	35%	37%	51%	45%	60%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Transamerica Balanced II
	Class R
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018
Net asset value, beginning of year	$13.87	$11.62	$10.99	$10.20		$10.17

Investment operations:
Net investment income (loss) (A)	0.10	0.07	0.11	0.14		0.13
Net realized and unrealized gain (loss)	(2.04)	2.72	0.90	1.09		0.06
Total investment operations	(1.94)	2.79	1.01	1.23		0.19

Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.08)	(0.11)	(0.15)		(0.12)
Net realized gains	(1.12)	(0.46)	(0.27)	(0.29)		(0.04)
Total dividends and/or distributions to shareholders	(1.22)	(0.54)	(0.38)	(0.44)		(0.16)

Net asset value, end of year	$10.71	$13.87	$11.62	$10.99		$10.20
Total return	(15.34)%	24.59%	9.43%	12.79%		1.85%

Ratio and supplemental data:
Net assets end of year (000’s)	$56,015	$76,911	$66,033	$70,357		$82,270
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.07%	1.07%	1.07%	1.07%		1.09%
Including waiver and/or reimbursement and recapture	1.07%	1.07%	1.07%	1.07	%(B)	1.01%
Net investment income (loss) to average net assets	0.82%	0.55%	0.96%	1.32%		1.22%
Portfolio turnover rate	35%	37%	51%	45%		60%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Bond
	Class A
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018
Net asset value, beginning of year	$9.53		$9.57	$9.43	$8.95		$9.34

Investment operations:
Net investment income (loss) (A)	0.22		0.20	0.22	0.29		0.33
Net realized and unrealized gain (loss)	(1.69)		0.03	0.15	0.49		(0.39)
Total investment operations	(1.47)		0.23	0.37	0.78		(0.06)
Contributions from affiliate	0.00	(B)(C)	—	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.23)		(0.21)	(0.23)	(0.30)		(0.33)
Net realized gains	(0.05)		(0.06)	—	—		—
Total dividends and/or distributions to shareholders	(0.28)		(0.27)	(0.23)	(0.30)		(0.33)

Net asset value, end of year	$7.78		$9.53	$9.57	$9.43		$8.95
Total return (D)	(15.75	)%(C)	2.34%	4.03%	9.00%		(0.67)%

Ratio and supplemental data:
Net assets end of year (000’s)	$107,307		$142,958	$149,010	$132,682		$87,523
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90%		0.88%	0.93%	0.94%		0.99%
Including waiver and/or reimbursement and recapture	0.90	%(E)	0.88%	0.93%	0.94	%(E)	0.97%
Net investment income (loss) to average net assets	2.51%		2.07%	2.36%	3.20%		3.58%
Portfolio turnover rate	40%		42%	39%	50%		38%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Bond
	Class C
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018
Net asset value, beginning of year	$9.47		$9.50	$9.37	$8.89		$9.28

Investment operations:
Net investment income (loss) (A)	0.16		0.14	0.16	0.23		0.27
Net realized and unrealized gain (loss)	(1.69)		0.04	0.15	0.49		(0.39)
Total investment operations	(1.53)		0.18	0.31	0.72		(0.12)
Contributions from affiliate	0.00	(B)(C)	—	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.17)		(0.15)	(0.18)	(0.24)		(0.27)
Net realized gains	(0.05)		(0.06)	—	—		—
Total dividends and/or distributions to shareholders	(0.22)		(0.21)	(0.18)	(0.24)		(0.27)

Net asset value, end of year	$7.72		$9.47	$9.50	$9.37		$8.89
Total return (D)	(16.40	)%(C)	1.80%	3.31%	8.24%		(1.33)%

Ratio and supplemental data:
Net assets end of year (000’s)	$39,109		$71,237	$89,962	$80,239		$44,958
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.53%		1.50%	1.53%	1.56%		1.63%
Including waiver and/or reimbursement and recapture	1.53	%(E)	1.50%	1.53%	1.56	%(E)	1.61%
Net investment income (loss) to average net assets	1.85%		1.45%	1.76%	2.56%		2.93%
Portfolio turnover rate	40%		42%	39%	50%		38%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Bond
	Class I
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$9.55		$9.59	$9.45	$8.96	$9.36

Investment operations:
Net investment income (loss) (A)	0.25		0.24	0.26	0.33	0.36
Net realized and unrealized gain (loss)	(1.70)		0.02	0.15	0.50	(0.40)
Total investment operations	(1.45)		0.26	0.41	0.83	(0.04)
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.26)		(0.24)	(0.27)	(0.34)	(0.36)
Net realized gains	(0.05)		(0.06)	—	—	—
Total dividends and/or distributions to shareholders	(0.31)		(0.30)	(0.27)	(0.34)	(0.36)

Net asset value, end of year	$7.79		$9.55	$9.59	$9.45	$8.96
Total return	(15.48	)%(C)	2.73%	4.46%	9.44%	(0.39)%

Ratio and supplemental data:
Net assets end of year (000’s)	$704,476		$1,144,560	$1,286,752	$1,084,474	$396,083
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.54%		0.53%	0.56%	0.58%	0.64%
Including waiver and/or reimbursement and recapture	0.50%		0.50%	0.50%	0.50%	0.59%
Net investment income (loss) to average net assets	2.89%		2.45%	2.78%	3.57%	3.94%
Portfolio turnover rate	40%		42%	39%	50%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

For a share outstanding during the years indicated:	Transamerica Bond
	Class I2
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018
Net asset value, beginning of year	$9.56	$9.59	$9.45	$8.96		$9.36

Investment operations:
Net investment income (loss) (A)	0.26	0.24	0.26	0.34		0.37
Net realized and unrealized gain (loss)	(1.70)	0.04	0.16	0.49		(0.40)
Total investment operations	(1.44)	0.28	0.42	0.83		(0.03)
Contributions from affiliate	—	—	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.25)	(0.28)	(0.34)		(0.37)
Net realized gains	(0.05)	(0.06)	—	—		—
Total dividends and/or distributions to shareholders	(0.32)	(0.31)	(0.28)	(0.34)		(0.37)

Net asset value, end of year	$7.80	$9.56	$9.59	$9.45		$8.96
Total return	(15.42)%	2.90%	4.52%	9.49%		(0.32)%

Ratio and supplemental data:
Net assets end of year (000’s)	$283,641	$376,686	$352,650	$84,016		$101,251
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.45%	0.43%	0.46%	0.47%		0.53%
Including waiver and/or reimbursement and recapture	0.45%	0.43%	0.46%	0.47	%(B)	0.52%
Net investment income (loss) to average net assets	2.95%	2.52%	2.73%	3.73%		4.03%
Portfolio turnover rate	40%	42%	39%	50%		38%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Bond
	Class R
	October 31, 2022 (A)
Net asset value, beginning of period	$9.14

Investment operations:
Net investment income (loss) (B)	0.16
Net realized and unrealized gain (loss)	(1.36)
Total investment operations	(1.20)
Contributions from affiliate	—

Dividends and/or distributions to shareholders:
Net investment income	(0.15)

Net asset value, end of period	$7.79
Total return	(13.24	)%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$9
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.20	%(D)
Including waiver and/or reimbursement and recapture	0.76	%(D)
Net investment income (loss) to average net assets	2.89	%(D)
Portfolio turnover rate	40%

(A)	Commenced operations on March 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Transamerica Bond
	Class R6
	October 31, 2022	October 31, 2021		October 31, 2020	October 31, 2019		October 31, 2018
Net asset value, beginning of year	$9.55	$9.58		$9.45	$8.96		$9.36

Investment operations:
Net investment income (loss) (A)	0.26	0.24		0.27	0.34		0.37
Net realized and unrealized gain (loss)	(1.70)	0.04		0.14	0.49		(0.40)
Total investment operations	(1.44)	0.28		0.41	0.83		(0.03)
Contributions from affiliate	—	—		—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.25)		(0.28)	(0.34)		(0.37)
Net realized gains	(0.05)	(0.06)		—	—		—
Total dividends and/or distributions to shareholders	(0.32)	(0.31)		(0.28)	(0.34)		(0.37)

Net asset value, end of year	$7.79	$9.55		$9.58	$9.45		$8.96
Total return	(15.43)%	2.90%		4.41%	9.49%		(0.30)%

Ratio and supplemental data:
Net assets end of year (000’s)	$79,972	$26,448		$23,672	$19,805		$9,181
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.45%	0.43%		0.45%	0.48%		0.53%
Including waiver and/or reimbursement and recapture	0.45%	0.43	%(B)	0.45%	0.48	%(B)	0.51%
Net investment income (loss) to average net assets	3.05%	2.52%		2.83%	3.65%		4.05%
Portfolio turnover rate	40%	42%		39%	50%		38%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class A
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018
Net asset value, beginning of year	$60.69		$46.11	$26.93	$26.81		$28.32

Investment operations:
Net investment income (loss) (A)	(0.28)		(0.53)	(0.37)	(0.26)		(0.21)
Net realized and unrealized gain (loss)	(31.69)		17.94	22.30	1.55		4.14
Total investment operations	(31.97)		17.41	21.93	1.29		3.93
Contributions from affiliate	0.00	(B)(C)	—	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	—	—	—		—
Net realized gains	(8.92)		(2.83)	(2.75)	(1.17)		(5.44)
Return of capital	(0.00	)(B)	—	—	—		—
Total dividends and/or distributions to shareholders	(8.92)		(2.83)	(2.75)	(1.17)		(5.44)

Net asset value, end of year	$19.80		$60.69	$46.11	$26.93		$26.81
Total return (D)	(60.80	)%(C)	38.29%	89.28%	5.40%		16.52%

Ratio and supplemental data:
Net assets end of year (000’s)	$396,598		$1,213,394	$844,139	$425,595		$384,193
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.10%		1.01%	1.08%	1.18%		1.19%
Including waiver and/or reimbursement and recapture	1.10	%(E)	1.01%	1.08%	1.18	%(E)	1.19%
Net investment income (loss) to average net assets	(0.94)%		(0.95)%	(1.04)%	(0.92)%		(0.78)%
Portfolio turnover rate	46%		63%	52%	90%		40%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class C
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018
Net asset value, beginning of year	$44.66		$34.77	$21.08	$21.41		$23.83

Investment operations:
Net investment income (loss) (A)	(0.36)		(0.70)	(0.48)	(0.37)		(0.34)
Net realized and unrealized gain (loss)	(21.98)		13.42	16.92	1.21		3.36
Total investment operations	(22.34)		12.72	16.44	0.84		3.02
Contributions from affiliate	0.00	(B)(C)	—	—	—		—

Dividends and/or distributions to shareholders:
Net realized gains	(8.92)		(2.83)	(2.75)	(1.17)		(5.44)

Net asset value, end of year	$13.40		$44.66	$34.77	$21.08		$21.41
Total return (D)	(61.12	)%(C)	37.23%	87.95%	4.57%		15.65%

Ratio and supplemental data:
Net assets end of year (000’s)	$167,725		$594,592	$425,798	$206,156		$149,727
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.86%		1.77%	1.83%	1.93%		1.93%
Including waiver and/or reimbursement and recapture	1.86	%(E)	1.77%	1.83%	1.93	%(E)	1.93%
Net investment income (loss) to average net assets	(1.70)%		(1.70)%	(1.79)%	(1.67)%		(1.52)%
Portfolio turnover rate	46%		63%	52%	90%		40%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class I
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$64.85		$49.02	$28.40	$28.13	$29.39

Investment operations:
Net investment income (loss) (A)	(0.22)		(0.44)	(0.31)	(0.20)	(0.16)
Net realized and unrealized gain (loss)	(34.23)		19.10	23.68	1.64	4.34
Total investment operations	(34.45)		18.66	23.37	1.44	4.18
Contributions from affiliate	0.04	(B)	—	—	—	—

Dividends and/or distributions to shareholders:
Net realized gains	(8.92)		(2.83)	(2.75)	(1.17)	(5.44)
Return of capital	(0.04)		—	—	—	—
Total dividends and/or distributions to shareholders	(8.96)		(2.83)	(2.75)	(1.17)	(5.44)

Net asset value, end of year	$21.48		$64.85	$49.02	$28.40	$28.13
Total return	(60.63	)%(B)	38.57%	89.76%	5.69%	16.77%

Ratio and supplemental data:
Net assets end of year (000’s)	$978,757		$3,792,557	$2,393,493	$1,049,618	$719,431
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%		0.78%	0.84%	0.92%	0.94%
Including waiver and/or reimbursement and recapture	0.81%		0.78%	0.84%	0.92%	0.94%
Net investment income (loss) to average net assets	(0.65)%		(0.73)%	(0.81)%	(0.66)%	(0.55)%
Portfolio turnover rate	46%		63%	52%	90%	40%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.08%.

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class I2
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$25.60	$20.68	$13.45	$13.97	$17.26

Investment operations:
Net investment income (loss) (A)	(0.08)	(0.15)	(0.11)	(0.08)	(0.05)
Net realized and unrealized gain (loss)	(10.53)	7.90	10.09	0.73	2.20
Total investment operations	(10.61)	7.75	9.98	0.65	2.15
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net realized gains	(8.92)	(2.83)	(2.75)	(1.17)	(5.44)

Net asset value, end of year	$6.07	$25.60	$20.68	$13.45	$13.97
Total return	(60.64)%	38.69%	90.02%	5.82%	16.90%

Ratio and supplemental data:
Net assets end of year (000’s)	$27,957	$473,580	$402,583	$316,761	$165,523
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73%	0.69%	0.73%	0.80%	0.83%
Including waiver and/or reimbursement and recapture	0.72%	0.69%	0.73%	0.80%	0.83%
Net investment income (loss) to average net assets	(0.60)%	(0.63)%	(0.69)%	(0.54)%	(0.38)%
Portfolio turnover rate	46%	63%	52%	90%	40%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Capital Growth
	Class R
	October 31, 2022 (A)
Net asset value, beginning of period	$32.68

Investment operations:
Net investment income (loss) (B)	(0.14)
Net realized and unrealized gain (loss)	(12.73)
Total investment operations	(12.87)
Contributions from affiliate	—

Net asset value, end of period	$19.81
Total return	(39.32	)%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$6
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.56	%(D)
Including waiver and/or reimbursement and recapture	1.11	%(D)
Net investment income (loss) to average net assets	(0.92	)%(D)
Portfolio turnover rate	46%

(A)	Commenced operations on March 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Capital Growth
	Class R6
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$25.60	$20.68	$13.45	$13.37

Investment operations:
Net investment income (loss) (B)	(0.05)	(0.15)	(0.11)	(0.00	)(C)
Net realized and unrealized gain (loss)	(10.55)	7.90	10.09	0.08
Total investment operations	(10.60)	7.75	9.98	0.08
Contributions from affiliate	—	—	—	—

Dividends and/or distributions to shareholders:
Net realized gains	(8.92)	(2.83)	(2.75)	—

Net asset value, end of period/year	$6.08	$25.60	$20.68	$13.45
Total return	(60.64)%	38.69%	90.02%	0.60	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$18,793	$47,106	$24,890	$15,184
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73%	0.69%	0.73%	0.76	%(E)
Including waiver and/or reimbursement and recapture	0.72%	0.69%	0.73%	0.76	%(E)
Net investment income (loss) to average net assets	(0.55)%	(0.63)%	(0.70)%	(0.56	)%(E)
Portfolio turnover rate	46%	63%	52%	90%

(A)	Commenced operations on October 18, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class A
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$10.57		$10.33	$10.49	$9.85	$10.92

Investment operations:
Net investment income (loss) (A)	0.50		0.46	0.54	0.57	0.51
Net realized and unrealized gain (loss)	(2.81)		0.07	(0.43)	0.44	(1.23)
Total investment operations	(2.31)		0.53	0.11	1.01	(0.72)
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.35)		(0.29)	(0.22)	(0.37)	(0.32)
Return of capital	—		—	(0.05)	—	(0.03)
Total dividends and/or distributions to shareholders	(0.35)		(0.29)	(0.27)	(0.37)	(0.35)

Net asset value, end of year	$7.91		$10.57	$10.33	$10.49	$9.85
Total return (D)	(21.97	)%(C)	5.20%	1.20%	10.42%	(6.65)%

Ratio and supplemental data:
Net assets end of year (000’s)	$7,220		$11,114	$8,356	$9,203	$15,294
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.36%		1.21%	1.23%	1.18%	1.12%
Including waiver and/or reimbursement and recapture	1.25%		1.21%	1.23%	1.18%	1.12%
Net investment income (loss) to average net assets	5.39%		4.26%	5.33%	5.52%	4.81%
Portfolio turnover rate	135%		185%	236%	255%	221%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class C
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$10.51		$10.22	$10.41	$9.76	$10.85

Investment operations:
Net investment income (loss) (A)	0.44		0.39	0.48	0.50	0.42
Net realized and unrealized gain (loss)	(2.79)		0.07	(0.44)	0.46	(1.22)
Total investment operations	(2.35)		0.46	0.04	0.96	(0.80)
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.29)		(0.17)	(0.19)	(0.31)	(0.26)
Return of capital	—		—	(0.04)	—	(0.03)
Total dividends and/or distributions to shareholders	(0.29)		(0.17)	(0.23)	(0.31)	(0.29)

Net asset value, end of year	$7.87		$10.51	$10.22	$10.41	$9.76
Total return (D)	(22.56	)%(C)	4.55%	0.51%	9.70%	(7.36)%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,178		$4,203	$6,014	$8,765	$10,089
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.92%		1.86%	1.89%	1.88%	1.88%
Including waiver and/or reimbursement and recapture	1.92	%(E)	1.86%	1.89%	1.88%	1.88%
Net investment income (loss) to average net assets	4.71%		3.61%	4.71%	4.89%	4.03%
Portfolio turnover rate	135%		185%	236%	255%	221%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class I
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$10.63		$10.40	$10.54	$9.88	$10.95

Investment operations:
Net investment income (loss) (A)	0.54		0.51	0.59	0.62	0.54
Net realized and unrealized gain (loss)	(2.84)		0.07	(0.44)	0.46	(1.24)
Total investment operations	(2.30)		0.58	0.15	1.08	(0.70)
Contributions from affiliate	0.04	(B)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.43)		(0.35)	(0.24)	(0.42)	(0.33)
Return of capital	—		—	(0.05)	—	(0.04)
Total dividends and/or distributions to shareholders	(0.43)		(0.35)	(0.29)	(0.42)	(0.37)

Net asset value, end of year	$7.94		$10.63	$10.40	$10.54	$9.88
Total return	(21.42	)%(B)	5.66%	1.61%	10.89%	(6.36)%

Ratio and supplemental data:
Net assets end of year (000’s)	$149,943		$251,616	$243,965	$457,449	$481,999
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%		0.81%	0.82%	0.80%	0.82%
Including waiver and/or reimbursement and recapture	0.85%		0.81%	0.82%	0.80%	0.82%
Net investment income (loss) to average net assets	5.76%		4.67%	5.77%	5.96%	5.12%
Portfolio turnover rate	135%		185%	236%	255%	221%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.36%.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class I2
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$10.63	$10.41	$10.54	$9.89	$10.95

Investment operations:
Net investment income (loss) (A)	0.54	0.52	0.59	0.63	0.55
Net realized and unrealized gain (loss)	(2.84)	0.07	(0.43)	0.45	(1.23)
Total investment operations	(2.30)	0.59	0.16	1.08	(0.68)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.37)	(0.24)	(0.43)	(0.34)
Return of capital	—	—	(0.05)	—	(0.04)
Total dividends and/or distributions to shareholders	(0.40)	(0.37)	(0.29)	(0.43)	(0.38)

Net asset value, end of year	$7.93	$10.63	$10.41	$10.54	$9.89
Total return	(21.83)%	5.71%	1.77%	11.00%	(6.21)%

Ratio and supplemental data:
Net assets end of year (000’s)	$7,318	$140,018	$133,270	$135,377	$161,794
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.71%	0.72%	0.70%	0.73%
Including waiver and/or reimbursement and recapture	0.77%	0.71%	0.72%	0.70%	0.73%
Net investment income (loss) to average net assets	5.54%	4.76%	5.78%	6.08%	5.21%
Portfolio turnover rate	135%	185%	236%	255%	221%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class R6
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$10.63	$10.40	$10.53	$9.88	$10.94

Investment operations:
Net investment income (loss) (A)	0.55	0.52	0.59	0.63	0.58
Net realized and unrealized gain (loss)	(2.83)	0.08	(0.43)	0.45	(1.26)
Total investment operations	(2.28)	0.60	0.16	1.08	(0.68)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.37)	(0.24)	(0.43)	(0.34)
Return of capital	—	—	(0.05)	—	(0.04)
Total dividends and/or distributions to shareholders	(0.40)	(0.37)	(0.29)	(0.43)	(0.38)

Net asset value, end of year	$7.95	$10.63	$10.40	$10.53	$9.88
Total return	(21.55)%	5.71%	1.76%	11.01%	(6.30)%

Ratio and supplemental data:
Net assets end of year (000’s)	$25,467	$12,395	$9,765	$5,915	$5,512
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.71%	0.72%	0.70%	0.73%
Including waiver and/or reimbursement and recapture	0.76%	0.71%	0.72%	0.70%	0.73%
Net investment income (loss) to average net assets	5.95%	4.78%	5.77%	6.09%	5.50%
Portfolio turnover rate	135%	185%	236%	255%	221%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the period and years indicated:	Transamerica Emerging Markets Opportunities
	Class I
	October 31, 2022		October 31, 2021		October 31, 2020 (A)
Net asset value, beginning of period/year	$11.81		$9.90		$10.00

Investment operations:
Net investment income (loss) (B)	0.25		0.19		0.07
Net realized and unrealized gain (loss)	(4.30)		1.78		(0.17	)(C)
Total investment operations	(4.05)		1.97		(0.10)
Contributions from affiliate	0.01	(D)	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.14)		(0.06)		—
Net realized gains	(1.04)		—		—
Total dividends and/or distributions to shareholders	(1.18)		(0.06)		—

Net asset value, end of period/year	$6.59		$11.81		$9.90
Total return	(37.56	)%(D)	19.96%		(1.00	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$5,366		$8,503		$70
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97%		0.97	%(F)	1.21	%(F)(G)
Including waiver and/or reimbursement and recapture	0.97%		0.97	%(F)(H)	0.98	%(F)(G)
Net investment income (loss) to average net assets	2.80%		1.57%		0.92	%(G)
Portfolio turnover rate	66%		85%		49	%(E)

(A)	Commenced operations on December 19, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.08%.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investments in which the Fund invests.
(G)	Annualized.
(H)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Emerging Markets Opportunities
	Class I2
	October 31, 2022	October 31, 2021		October 31, 2020 (A)
Net asset value, beginning of period/year	$11.82	$9.90		$10.00

Investment operations:
Net investment income (loss) (B)	0.26	0.12		0.10
Net realized and unrealized gain (loss)	(4.30)	1.87		(0.20	)(C)
Total investment operations	(4.04)	1.99		(0.10)
Contributions from affiliate	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.07)		—
Net realized gains	(1.04)	—		—
Total dividends and/or distributions to shareholders	(1.18)	(0.07)		—

Net asset value, end of period/year	$6.60	$11.82		$9.90
Total return	(37.55)%	20.11%		(1.00	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$749,653	$1,323,558		$841,388
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.87	%(E)	0.94	%(E)(F)
Including waiver and/or reimbursement and recapture	0.87%	0.87	%(E)	0.94	%(E)(F)
Net investment income (loss) to average net assets	2.90%	0.98%		1.32	%(F)
Portfolio turnover rate	66%	85%		49	%(D)

(A)	Commenced operations on December 19, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica Emerging Markets Opportunities
	Class R6
	October 31, 2022	October 31, 2021 (A)
Net asset value, beginning of period/year	$11.82	$12.58

Investment operations:
Net investment income (loss) (B)	0.24	0.09
Net realized and unrealized gain (loss)	(4.30)	(0.85	)(C)
Total investment operations	(4.06)	(0.76)
Contributions from affiliate	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.08)	—
Net realized gains	(1.04)	—
Total dividends and/or distributions to shareholders	(1.12)	—

Net asset value, end of period/year	$6.64	$11.82
Total return	(37.58)%	(5.96	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$49,613	$9
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.87	%(E)(F)
Including waiver and/or reimbursement and recapture	0.87%	0.87	%(E)(F)
Net investment income (loss) to average net assets	2.92%	1.73	%(F)
Portfolio turnover rate	66%	85%

(A)	Commenced operations on May 28, 2021.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Energy Infrastructure
	Class A
	October 31, 2022		October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$6.84		$4.73		$6.52	$6.88	$7.37

Investment operations:
Net investment income (loss) (A)	0.05		0.11		0.12	0.16	0.03
Net realized and unrealized gain (loss)	0.43		2.27		(1.58)	(0.17)	(0.16)
Total investment operations	0.48		2.38		(1.46)	(0.01)	(0.13)
Contributions from affiliate	0.00	(B)(C)	—		—	—	—

Dividends and/or distributions to shareholders:
Net investment income	—		—		(0.24)	(0.07)	(0.07)
Return of capital	(0.29)		(0.27)		(0.09)	(0.28)	(0.29)
Total dividends and/or distributions to shareholders	(0.29)		(0.27)		(0.33)	(0.35)	(0.36)

Net asset value, end of year	$7.03		$6.84		$4.73	$6.52	$6.88
Total return (D)	7.30	%(C)	51.20%		(22.37)%	(0.20)%	(1.85)%

Ratio and supplemental data:
Net assets end of year (000’s)	$32,347		$20,495		$13,353	$16,363	$23,096
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.54%		1.60%		1.69%	1.63%	1.61%
Including waiver and/or reimbursement and recapture	1.60%		1.60	%(E)	1.60%	1.60%	1.60%
Net investment income (loss) to average net assets	0.73%		1.72%		2.27%	2.27%	0.40%
Portfolio turnover rate	20%		18%		20%	20%	33%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Energy Infrastructure
	Class C
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$6.83		$4.71	$6.50	$6.85	$7.34

Investment operations:
Net investment income (loss) (A)	0.03		0.07	0.11	0.10	(0.02)
Net realized and unrealized gain (loss)	0.40		2.28	(1.62)	(0.15)	(0.17)
Total investment operations	0.43		2.35	(1.51)	(0.05)	(0.19)
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	—		—	(0.20)	(0.06)	(0.06)
Return of capital	(0.24)		(0.23)	(0.08)	(0.24)	(0.24)
Total dividends and/or distributions to shareholders	(0.24)		(0.23)	(0.28)	(0.30)	(0.30)

Net asset value, end of year	$7.02		$6.83	$4.71	$6.50	$6.85
Total return (D)	6.42	%(C)	50.48%	(23.15)%	(0.84)%	(2.66)%

Ratio and supplemental data:
Net assets end of year (000’s)	$6,753		$7,313	$6,225	$11,796	$15,955
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.33%		2.39%	2.47%	2.42%	2.39%
Including waiver and/or reimbursement and recapture	2.35%		2.35%	2.35%	2.35%	2.35%
Net investment income (loss) to average net assets	0.38%		1.13%	2.08%	1.52%	(0.29)%
Portfolio turnover rate	20%		18%	20%	20%	33%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Energy Infrastructure
	Class I
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$6.84		$4.72	$6.52	$6.89	$7.37

Investment operations:
Net investment income (loss) (A)	0.08		0.11	0.11	0.18	0.07
Net realized and unrealized gain (loss)	0.43		2.30	(1.57)	(0.18)	(0.17)
Total investment operations	0.51		2.41	(1.46)	—	(0.10)
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	—		—	(0.25)	(0.07)	(0.08)
Return of capital	(0.32)		(0.29)	(0.09)	(0.30)	(0.30)
Total dividends and/or distributions to shareholders	(0.32)		(0.29)	(0.34)	(0.37)	(0.38)

Net asset value, end of year	$7.03		$6.84	$4.72	$6.52	$6.89
Total return	7.75	%(C)	51.99%	(22.28)%	(0.03)%	(1.42)%

Ratio and supplemental data:
Net assets end of year (000’s)	$51,296		$36,098	$14,247	$14,258	$21,257
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.26%		1.28%	1.33%	1.30%	1.30%
Including waiver and/or reimbursement and recapture	1.26%		1.28%	1.33%	1.30%	1.30%
Net investment income (loss) to average net assets	1.18%		1.70%	2.08%	2.56%	1.02%
Portfolio turnover rate	20%		18%	20%	20%	33%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

For a share outstanding during the years indicated:	Transamerica Energy Infrastructure
	Class I2
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$6.84	$4.72	$6.52	$6.89	$7.38

Investment operations:
Net investment income (loss) (A)	0.15	0.14	0.17	0.18	0.07
Net realized and unrealized gain (loss)	0.36	2.28	(1.62)	(0.17)	(0.17)
Total investment operations	0.51	2.42	(1.45)	0.01	(0.10)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	—	—	(0.25)	(0.07)	(0.08)
Return of capital	(0.32)	(0.30)	(0.10)	(0.31)	(0.31)
Total dividends and/or distributions to shareholders	(0.32)	(0.30)	(0.35)	(0.38)	(0.39)

Net asset value, end of year	$7.03	$6.84	$4.72	$6.52	$6.89
Total return	7.78%	52.12%	(22.19)%	0.08%	(1.44)%

Ratio and supplemental data:
Net assets end of year (000’s)	$57,944	$154,852	$123,151	$208,684	$258,764
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.16%	1.18%	1.22%	1.20%	1.20%
Including waiver and/or reimbursement and recapture	1.16%	1.18%	1.22%	1.20%	1.20%
Net investment income (loss) to average net assets	2.23%	2.25%	3.11%	2.60%	0.95%
Portfolio turnover rate	20%	18%	20%	20%	33%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class A
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$9.50		$9.27	$9.61	$9.87	$9.97

Investment operations:
Net investment income (loss) (A)	0.34		0.27	0.40	0.48	0.42
Net realized and unrealized gain (loss)	(0.58)		0.27	(0.37)	(0.26)	(0.10)
Total investment operations	(0.24)		0.54	0.03	0.22	0.32
Contributions from affiliate	—		—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.35)		(0.31)	(0.37)	(0.48)	(0.42)
Return of capital	(0.00	)(B)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.35)		(0.31)	(0.37)	(0.48)	(0.42)

Net asset value, end of year	$8.91		$9.50	$9.27	$9.61	$9.87
Total return (C)	(2.61)%		5.85%	0.47%	2.44%	3.32%

Ratio and supplemental data:
Net assets end of year (000’s)	$15,531		$13,805	$13,779	$24,106	$37,011
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.09%		1.15%	1.21%	1.07%	1.07%
Including waiver and/or reimbursement and recapture	1.05%		1.05%	1.05%	1.05%	1.05%
Net investment income (loss) to average net assets	3.71%		2.90%	4.31%	4.94%	4.22%
Portfolio turnover rate	75%		41%	37%	23%	54%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class C
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$9.51		$9.28	$9.62	$9.87	$9.97

Investment operations:
Net investment income (loss) (A)	0.27		0.20	0.33	0.41	0.35
Net realized and unrealized gain (loss)	(0.58)		0.27	(0.36)	(0.25)	(0.10)
Total investment operations	(0.31)		0.47	(0.03)	0.16	0.25
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.28)		(0.24)	(0.31)	(0.41)	(0.35)
Return of capital	(0.00	)(B)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.28)		(0.24)	(0.31)	(0.41)	(0.35)

Net asset value, end of year	$8.92		$9.51	$9.28	$9.62	$9.87
Total return (D)	(3.33	)%(C)	5.06%	(0.28)%	1.68%	2.55%

Ratio and supplemental data:
Net assets end of year (000’s)	$15,790		$14,222	$12,659	$18,255	$22,412
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.83%		1.88%	1.94%	1.81%	1.83%
Including waiver and/or reimbursement and recapture	1.80%		1.80%	1.80%	1.80%	1.80%
Net investment income (loss) to average net assets	2.96%		2.15%	3.58%	4.22%	3.50%
Portfolio turnover rate	75%		41%	37%	23%	54%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class I
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$9.45		$9.23	$9.58	$9.84	$9.94

Investment operations:
Net investment income (loss) (A)	0.36		0.29	0.42	0.51	0.45
Net realized and unrealized gain (loss)	(0.57)		0.26	(0.37)	(0.26)	(0.10)
Total investment operations	(0.21)		0.55	0.05	0.25	0.35
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.37)		(0.33)	(0.40)	(0.51)	(0.45)
Return of capital	(0.00	)(B)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.37)		(0.33)	(0.40)	(0.51)	(0.45)

Net asset value, end of year	$8.87		$9.45	$9.23	$9.58	$9.84
Total return	(2.29	)%(C)	6.02%	0.60%	2.69%	3.57%

Ratio and supplemental data:
Net assets end of year (000’s)	$107,287		$112,017	$57,185	$99,384	$187,447
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.84%		0.89%	0.95%	0.82%	0.85%
Including waiver and/or reimbursement and recapture	0.80%		0.80%	0.80%	0.80%	0.80%
Net investment income (loss) to average net assets	3.87%		3.08%	4.58%	5.20%	4.56%
Portfolio turnover rate	75%		41%	37%	23%	54%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class I2
	October 31, 2022		October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$9.50		$9.27		$9.62	$9.87	$9.97

Investment operations:
Net investment income (loss) (A)	0.34		0.28		0.44	0.52	0.45
Net realized and unrealized gain (loss)	(0.56)		0.28		(0.40)	(0.25)	(0.09)
Total investment operations	(0.22)		0.56		0.04	0.27	0.36
Contributions from affiliate	—		—		—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.37)		(0.33)		(0.39)	(0.52)	(0.46)
Return of capital	(0.00	)(B)	—		—	—	—
Total dividends and/or distributions to shareholders	(0.37)		(0.33)		(0.39)	(0.52)	(0.46)

Net asset value, end of year	$8.91		$9.50		$9.27	$9.62	$9.87
Total return	(2.32)%		6.13%		0.55%	2.78%	3.64%

Ratio and supplemental data:
Net assets end of year (000’s)	$51,209		$146,186		$10	$81,278	$473,047
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.74%		0.80%		0.85%	0.72%	0.75%
Including waiver and/or reimbursement and recapture	0.74	%(D)	0.80	%(D)	0.80%	0.72%	0.75%
Net investment income (loss) to average net assets	3.72%		2.94%		4.36%	5.30%	4.54%
Portfolio turnover rate	75%		41%		37%	23%	54%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class A
	October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018
Net asset value, beginning of year	$1.00		$1.00		$1.00	(A)	$1.00		$1.00

Investment operations:
Net investment income (loss) (B)	0.01		0.00	(C)	0.01		0.02		0.00	(C)
Net realized and unrealized gain (loss)	(0.00	)(C)	0.00	(C)	—		—		—
Total investment operations	0.01		0.00	(C)	0.01		0.02		0.00	(C)
Contributions from affiliate	—		0.00	(C)(D)	—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.01)		(0.00	)(C)	(0.01	)(A)	(0.02)		(0.00	)(C)
Return of capital	—		(0.00	)(C)	—		—		—
Total dividends and/or distributions to shareholders	(0.01)		(0.00	)(C)	(0.01)		(0.02)		(0.00	)(C)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (E)	0.75%		0.28	%(D)	0.53	%(A)	1.64%		0.46%

Ratio and supplemental data:
Net assets end of year (000’s)	$241,113		$258,675		$274,311		$187,635		$171,707
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.62%		0.62%		0.67%		0.65%		0.68%
Including waiver and/or reimbursement and recapture	0.26%		0.01	%(F)	0.40	%(F)	0.73	%(G)	1.25	%(G)
Net investment income (loss) to average net assets	0.73%		0.10%		0.48%		1.62%		0.44%

(A)	Distributions to shareholders from Net investment income and Total return information reflect the impact of one or more distributions paid to shareholders related to certain Rule 12b-1 fees that had been paid from the Fund to TCI but had not been subsequently paid from TCI to various service providers. These fees were returned to the Fund and distributed from Net investment income. Please reference the Distribution and service fees section of the Notes to Financial Statements for more information regarding Rule 12b-1 fee payments. The Distributions to shareholders from Net investment income and Total return would have been 0.00 lower and 0.09% lower, respectively, had the Fund not paid out the distribution(s).
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.18% lower had the affiliate not made additional contributions.
(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(G)	Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of March 1, 2019. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class C
	October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018
Net asset value, beginning of year	$1.00		$1.00		$1.00	(A)	$1.00		$1.00

Investment operations:
Net investment income (loss) (B)	0.01		0.00	(C)	0.02		0.01		0.00	(C)
Net realized and unrealized gain (loss)	(0.00	)(C)	0.00	(C)	—		—		—
Total investment operations	0.01		0.00	(C)	0.02		0.01		0.00	(C)
Contributions from affiliate	—		0.00	(C)(D)	—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.01)		(0.00	)(C)	(0.02	)(A)	(0.01)		(0.00	)(C)
Return of capital	—		(0.00	)(C)	—		—		—
Total dividends and/or distributions to shareholders	(0.01)		(0.00	)(C)	(0.02)		(0.01)		(0.00	)(C)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (E)	0.74%		0.16	%(D)	1.73	%(A)	0.57%		0.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$8,812		$9,593		$15,475		$9,218		$13,477
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.40%		1.40%		1.44%		1.41%		1.46%
Including waiver and/or reimbursement and recapture	0.27%		0.10	%(F)	0.53	%(F)	1.77	%(G)	1.69	%(G)
Net investment income (loss) to average net assets	0.73%		0.01%		1.41%		0.57%		0.01%

(A)	Distributions to shareholders from Net investment income and Total return information reflect the impact of one or more distributions paid to shareholders related to certain Rule 12b-1 fees that had been paid from the Fund to TCI but had not been subsequently paid from TCI to various service providers. These fees were returned to the Fund and distributed from Net investment income. Please reference the Distribution and service fees section of the Notes to Financial Statements for more information regarding Rule 12b-1 fee payments. The Distributions to shareholders from Net investment income and Total return would have been 0.01 lower and 1.31% lower, respectively, had the Fund not paid out the distribution(s).
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.14% lower had the affiliate not made additional contributions.
(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(G)	Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. Transamerica Asset Management, Inc. stopped these earlier recaptures as of March 1, 2019, but could recapture available amounts in the future. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class I
	October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.01		0.00	(B)	0.01		0.02		0.01
Net realized and unrealized gain (loss)	(0.00	)(B)	0.00	(B)	—		—		—
Total investment operations	0.01		0.00	(B)	0.01		0.02		0.01
Contributions from affiliate	0.00	(B)(C)	0.00	(B)(D)	—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.01)		(0.00	)(B)	(0.01)		(0.02)		(0.01)
Return of capital	—		(0.00	)(B)	—		—		—
Total dividends and/or distributions to shareholders	(0.01)		(0.00	)(B)	(0.01)		(0.02)		(0.01)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	0.83	%(C)	0.21	%(D)	0.52%		1.89%		0.95%

Ratio and supplemental data:
Net assets end of year (000’s)	$27,320		$24,620		$23,804		$18,213		$21,281
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.42%		0.46%		0.52%		0.50%		0.52%
Including waiver and/or reimbursement and recapture	0.28%		0.00	%(E)(F)	0.31	%(F)	0.48	%(G)	0.76	%(G)
Net investment income (loss) to average net assets	0.76%		0.11%		0.48%		1.87%		0.94%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.10% lower had the affiliate not made additional contributions.
(E)	Rounds to less than 0.01% or (0.01)%.
(F)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(G)	Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of March 1, 2019. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class I2
	October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.01		0.00	(B)	0.01		0.01		0.00	(B)
Net realized and unrealized gain (loss)	(0.00	)(B)	0.00	(B)	—		—		—
Total investment operations	0.01		0.00	(B)	0.01		0.01		0.00	(B)
Contributions from affiliate	—		0.00	(B)(C)	—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.01)		(0.00	)(B)	(0.01)		(0.01)		(0.00	)(B)
Return of capital	—		(0.00	)(B)	—		—		—
Total dividends and/or distributions to shareholders	(0.01)		(0.00	)(B)	(0.01)		(0.01)		(0.00	)(B)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	0.79%		0.30	%(C)	0.65%		1.42%		0.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,412		$3,837		$5,378		$5,400		$4,017
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.31%		0.30%		0.33%		0.30%		0.32%
Including waiver and/or reimbursement and recapture	0.21%		0.06	%(D)	0.18	%(D)	0.88	%(E)	1.64	%(E)
Net investment income (loss) to average net assets	0.75%		0.05%		0.61%		1.47%		0.00	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.25% lower had the affiliate not made additional contributions.
(D)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(E)	Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of March 1, 2019. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(F)	Rounds to less than 0.01% or (0.01)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class I3
	October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.01		0.00	(B)	0.01		0.02		0.01
Net realized and unrealized gain (loss)	(0.00	)(B)	0.00	(B)	—		—		—
Total investment operations	0.01		0.00	(B)	0.01		0.02		0.01
Contributions from affiliate	—		0.00	(B)(C)	—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.01)		(0.00	)(B)	(0.01)		(0.02)		(0.01)
Return of capital	—		(0.00	)(B)	—		—		—
Total dividends and/or distributions to shareholders	(0.01)		(0.00	)(B)	(0.01)		(0.02)		(0.01)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	0.79%		0.30	%(C)	0.65%		2.07%		1.41%

Ratio and supplemental data:
Net assets end of year (000’s)	$87,756		$83,914		$85,900		$134,883		$106,431
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.31%		0.30%		0.33%		0.30%		0.32%
Including waiver and/or reimbursement and recapture	0.23%		0.06	%(D)	0.19	%(D)	0.30	%(E)(F)	0.30	%(F)
Net investment income (loss) to average net assets	0.72%		0.04%		0.68%		2.02%		1.41%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.26% lower had the affiliate not made additional contributions.
(D)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.
(F)	Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of March 1, 2019. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class R2
	October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019	October 31, 2018
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Investment operations:
Net investment income (loss) (A)	0.01		0.00	(B)	0.00	(B)	0.02	0.01
Net realized and unrealized gain (loss)	(0.00	)(B)	0.00	(B)	0.00	(B)	—	—
Total investment operations	0.01		0.00	(B)	0.00	(B)	0.02	0.01
Contributions from affiliate	—		—		—		—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.01)		(0.00	)(B)	(0.00	)(B)	(0.02)	(0.01)
Return of capital	—		(0.00	)(B)	—		—	—
Total dividends and/or distributions to shareholders	(0.01)		(0.00	)(B)	(0.00	)(B)	(0.02)	(0.01)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00
Total return	0.65%		0.03%		0.35%		1.56%	0.91%

Ratio and supplemental data:
Net assets end of year (000’s)	$127,876		$124,774		$1,017,445		$910,347	$728,262
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.62%		0.75%		0.86%		0.85%	0.88%
Including waiver and/or reimbursement and recapture	0.36%		0.10	%(C)	0.49	%(C)	0.80%	0.80%
Net investment income (loss) to average net assets	0.65%		0.02%		0.34%		1.54%	0.92%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class R4
	October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019	October 31, 2018
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Investment operations:
Net investment income (loss) (A)	0.01		0.00	(B)	0.01		0.02	0.01
Net realized and unrealized gain (loss)	(0.00	)(B)	0.00	(B)	—		—	—
Total investment operations	0.01		0.00	(B)	0.01		0.02	0.01
Contributions from affiliate	—		0.00	(B)(C)	—		—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.01)		(0.00	)(B)	(0.01)		(0.02)	(0.01)
Return of capital	—		(0.00	)(B)	—		—	—
Total dividends and/or distributions to shareholders	(0.01)		(0.00	)(B)	(0.01)		(0.02)	(0.01)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00
Total return	0.81%		0.34	%(C)	0.60%		1.86%	1.21%

Ratio and supplemental data:
Net assets end of year (000’s)	$70,505		$72,583		$91,021		$117,731	$174,150
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.56%		0.55%		0.58%		0.55%	0.57%
Including waiver and/or reimbursement and recapture	0.19%		0.01	%(D)	0.24	%(D)	0.50%	0.50%
Net investment income (loss) to average net assets	0.80%		0.10%		0.59%		1.85%	1.19%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.24% lower had the affiliate not made additional contributions.
(E)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the years indicated:	Transamerica High Quality Bond
	Class I3
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018
Net asset value, beginning of year	$9.88	$9.97	$10.00	$9.79		$9.97

Investment operations:
Net investment income (loss) (A)	0.16	0.16	0.29	0.25		0.21
Net realized and unrealized gain (loss)	(0.64)	(0.06)	(0.01)	0.27		(0.15)
Total investment operations	(0.48)	0.10	0.28	0.52		0.06

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.19)	(0.31)	(0.31)		(0.24)

Net asset value, end of year	$9.22	$9.88	$9.97	$10.00		$9.79
Total return	(4.88)%	1.03%	2.91%	5.38%		0.57%

Ratio and supplemental data:
Net assets end of year (000’s)	$89,725	$119,389	$124,051	$185,244		$231,291
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.47%	0.46%	0.46%	0.45%		0.44%
Including waiver and/or reimbursement and recapture	0.47%	0.46%	0.46%	0.45	%(B)	0.40%
Net investment income (loss) to average net assets	1.67%	1.65%	2.95%	2.55%		2.16%
Portfolio turnover rate	71%	74%	93%	69%		120%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Quality Bond
	Class R
	October 31, 2022	October 31, 2021	October 31, 2020		October 31, 2019		October 31, 2018
Net asset value, beginning of year	$9.90	$9.99	$10.02		$9.82		$9.99

Investment operations:
Net investment income (loss) (A)	0.11	0.12	0.23		0.20		0.16
Net realized and unrealized gain (loss)	(0.64)	(0.07)	(0.00	)(B)	0.26		(0.15)
Total investment operations	(0.53)	0.05	0.23		0.46		0.01

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.14)	(0.26)		(0.26)		(0.18)

Net asset value, end of year	$9.24	$9.90	$9.99		$10.02		$9.82
Total return	(5.35)%	0.51%	2.41%		4.85%		0.14%

Ratio and supplemental data:
Net assets end of year (000’s)	$10,299	$12,312	$13,762		$12,401		$13,520
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.96%	0.95%	0.95%		0.94%		0.93%
Including waiver and/or reimbursement and recapture	0.96%	0.95%	0.95%		0.94	%(C)	0.90%
Net investment income (loss) to average net assets	1.19%	1.16%	2.36%		2.00%		1.60%
Portfolio turnover rate	71%	74%	93%		69%		120%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica High Quality Bond
	Class R4
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$9.87	$9.97	$10.00	$9.79	$9.97

Investment operations:
Net investment income (loss) (A)	0.14	0.14	0.27	0.22	0.19
Net realized and unrealized gain (loss)	(0.64)	(0.07)	(0.01)	0.28	(0.16)
Total investment operations	(0.50)	0.07	0.26	0.50	0.03

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.17)	(0.29)	(0.29)	(0.21)

Net asset value, end of year	$9.21	$9.87	$9.97	$10.00	$9.79
Total return	(5.07)%	0.74%	2.72%	5.15%	0.31%

Ratio and supplemental data:
Net assets end of year (000’s)	$25,451	$37,377	$32,366	$41,701	$37,838
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%	0.71%	0.71%	0.70%	0.69%
Including waiver and/or reimbursement and recapture	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income (loss) to average net assets	1.50%	1.44%	2.69%	2.24%	1.89%
Portfolio turnover rate	71%	74%	93%	69%	120%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class A
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$9.13		$8.56	$9.01	$8.86	$9.34

Investment operations:
Net investment income (loss) (A)	0.39		0.37	0.40	0.48	0.50
Net realized and unrealized gain (loss)	(1.44)		0.58	(0.42)	0.16	(0.49)
Total investment operations	(1.05)		0.95	(0.02)	0.64	0.01
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.40)		(0.38)	(0.43)	(0.49)	(0.49)

Net asset value, end of year	$7.68		$9.13	$8.56	$9.01	$8.86
Total return (D)	(11.74	)%(C)	11.38%	(0.10)%	7.79%	(0.20)%

Ratio and supplemental data:
Net assets end of year (000’s)	$62,992		$85,643	$78,109	$94,450	$87,028
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%		0.98%	1.03%	1.09%	1.08%
Including waiver and/or reimbursement and recapture	1.00	%(E)	1.00%	1.03%	1.05%	1.00%
Net investment income (loss) to average net assets	4.64%		4.09%	4.68%	5.36%	5.45%
Portfolio turnover rate	22%		37%	37%	38%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class C
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$9.10	$8.52	$8.97	$8.81	$9.30

Investment operations:
Net investment income (loss) (A)	0.33	0.30	0.34	0.42	0.43
Net realized and unrealized gain (loss)	(1.44)	0.59	(0.42)	0.16	(0.50)
Total investment operations	(1.11)	0.89	(0.08)	0.58	(0.07)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.31)	(0.37)	(0.42)	(0.42)

Net asset value, end of year	$7.65	$9.10	$8.52	$8.97	$8.81
Total return (B)	(12.42)%	10.58%	(0.82)%	6.88%	(0.88)%

Ratio and supplemental data:
Net assets end of year (000’s)	$8,914	$14,407	$19,387	$26,922	$31,361
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.72%	1.71%	1.73%	1.76%	1.75%
Including waiver and/or reimbursement and recapture	1.72%	1.71%	1.74%	1.75%	1.72%
Net investment income (loss) to average net assets	3.91%	3.37%	4.00%	4.68%	4.74%
Portfolio turnover rate	22%	37%	37%	38%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class I
	October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018
Net asset value, beginning of year	$9.21		$8.63		$9.06		$8.91		$9.40

Investment operations:
Net investment income (loss) (A)	0.43		0.41		0.43		0.51		0.52
Net realized and unrealized gain (loss)	(1.46)		0.59		(0.39)		0.16		(0.49)
Total investment operations	(1.03)		1.00		0.04		0.67		0.03
Contributions from affiliate	0.00	(B)(C)	—		—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.44)		(0.42)		(0.47)		(0.52)		(0.52)

Net asset value, end of year	$7.74		$9.21		$8.63		$9.06		$8.91
Total return	(11.44	)%(B)	11.74%		0.57%		7.93%		0.17%

Ratio and supplemental data:
Net assets end of year (000’s)	$562,580		$841,173		$520,044		$67,078		$80,141
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70%		0.68%		0.70%		0.74%		0.74%
Including waiver and/or reimbursement and recapture	0.61	%(D)(E)	0.60	%(E)	0.62	%(E)	0.74	%(F)	0.71%
Net investment income (loss) to average net assets	5.02%		4.44%		4.96%		5.66%		5.67%
Portfolio turnover rate	22%		37%		37%		38%		35%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	TAM has contractually agreed to reimburse 0.085% of the transfer agency fees through March 1, 2023. These amounts are not subject to recapture by TAM.
(E)	TAM contractually agreed to reimburse 0.08% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class I2
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018
Net asset value, beginning of year	$9.23	$8.64	$9.10	$8.94		$9.43

Investment operations:
Net investment income (loss) (A)	0.43	0.41	0.44	0.52		0.54
Net realized and unrealized gain (loss)	(1.46)	0.60	(0.43)	0.17		(0.50)
Total investment operations	(1.03)	1.01	0.01	0.69		0.04
Contributions from affiliate	—	—	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.44)	(0.42)	(0.47)	(0.53)		(0.53)

Net asset value, end of year	$7.76	$9.23	$8.64	$9.10		$8.94
Total return	(11.42)%	11.87%	0.28%	8.17%		0.30%

Ratio and supplemental data:
Net assets end of year (000’s)	$251,872	$931,699	$1,054,363	$477,381		$472,589
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.60%	0.58%	0.60%	0.63%		0.63%
Including waiver and/or reimbursement and recapture	0.60%	0.58%	0.60%	0.63	%(B)	0.61%
Net investment income (loss) to average net assets	4.90%	4.49%	5.14%	5.80%		5.83%
Portfolio turnover rate	22%	37%	37%	38%		35%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class I3
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018
Net asset value, beginning of year	$9.23	$8.64	$9.10	$8.93		$9.43

Investment operations:
Net investment income (loss) (A)	0.43	0.41	0.44	0.52		0.54
Net realized and unrealized gain (loss)	(1.46)	0.60	(0.43)	0.18		(0.50)
Total investment operations	(1.03)	1.01	0.01	0.70		0.04
Contributions from affiliate	—	—	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.44)	(0.42)	(0.47)	(0.53)		(0.54)

Net asset value, end of year	$7.76	$9.23	$8.64	$9.10		$8.93
Total return	(11.42)%	11.87%	0.28%	8.02%		0.33%

Ratio and supplemental data:
Net assets end of year (000’s)	$154,394	$222,760	$218,199	$279,020		$298,604
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.60%	0.58%	0.60%	0.63%		0.63%
Including waiver and/or reimbursement and recapture	0.60%	0.60%	0.60%	0.63	%(B)	0.60%
Net investment income (loss) to average net assets	5.04%	4.48%	5.11%	5.79%		5.85%
Portfolio turnover rate	22%	37%	37%	38%		35%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class R
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$9.23	$8.64	$9.10	$8.93	$9.43

Investment operations:
Net investment income (loss) (A)	0.39	0.37	0.40	0.48	0.49
Net realized and unrealized gain (loss)	(1.46)	0.60	(0.43)	0.17	(0.50)
Total investment operations	(1.07)	0.97	(0.03)	0.65	(0.01)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.38)	(0.43)	(0.48)	(0.49)

Net asset value, end of year	$7.76	$9.23	$8.64	$9.10	$8.93
Total return	(11.86)%	11.29%	(0.23)%	7.51%	(0.17)%

Ratio and supplemental data:
Net assets end of year (000’s)	$17,663	$24,423	$32,169	$35,439	$42,802
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09%	1.12%	1.25%	1.26%	1.23%
Including waiver and/or reimbursement and recapture	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets	4.55%	3.98%	4.63%	5.33%	5.35%
Portfolio turnover rate	22%	37%	37%	38%	35%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class R4
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$9.22		$8.64	$9.10	$8.93	$9.43

Investment operations:
Net investment income (loss) (A)	0.41		0.38	0.42	0.50	0.52
Net realized and unrealized gain (loss)	(1.46)		0.59	(0.43)	0.18	(0.51)
Total investment operations	(1.05)		0.97	(0.01)	0.68	0.01
Contributions from affiliate	—		—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.40)		(0.39)	(0.45)	(0.51)	(0.51)

Net asset value, end of year	$7.77		$9.22	$8.64	$9.10	$8.93
Total return	(11.58)%		11.35%	0.03%	7.78%	0.08%

Ratio and supplemental data:
Net assets end of year (000’s)	$48,173		$66,337	$621,798	$396,605	$361,072
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%		0.83%	0.85%	0.88%	0.88%
Including waiver and/or reimbursement and recapture	0.85	%(B)	0.85%	0.85%	0.85%	0.85%
Net investment income (loss) to average net assets	4.81%		4.20%	4.86%	5.56%	5.61%
Portfolio turnover rate	22%		37%	37%	38%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class R6
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018
Net asset value, beginning of year	$9.23	$8.64	$9.10	$8.94		$9.43

Investment operations:
Net investment income (loss) (A)	0.43	0.41	0.44	0.52		0.54
Net realized and unrealized gain (loss)	(1.46)	0.60	(0.43)	0.17		(0.50)
Total investment operations	(1.03)	1.01	0.01	0.69		0.04
Contributions from affiliate	—	—	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.44)	(0.42)	(0.47)	(0.53)		(0.53)

Net asset value, end of year	$7.76	$9.23	$8.64	$9.10		$8.94
Total return	(11.41)%	11.87%	0.28%	8.05%		0.29%

Ratio and supplemental data:
Net assets end of year (000’s)	$59,709	$61,417	$44,075	$44,675		$29,499
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.60%	0.58%	0.60%	0.63%		0.63%
Including waiver and/or reimbursement and recapture	0.60%	0.58%	0.60%	0.63	%(B)	0.61%
Net investment income (loss) to average net assets	5.07%	4.48%	5.14%	5.77%		5.85%
Portfolio turnover rate	22%	37%	37%	38%		35%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica High Yield ESG
	Class I
	October 31, 2022		October 31, 2021		October 31, 2020 (A)
Net asset value, beginning of period/year	$10.09		$9.90		$10.00

Investment operations:
Net investment income (loss) (B)	0.39		0.33		0.08
Net realized and unrealized gain (loss)	(1.55)		0.24		(0.09)
Total investment operations	(1.16)		0.57		(0.01)

Dividends and/or distributions to shareholders:
Net investment income	(0.40)		(0.38)		(0.09)
Net realized gains	(0.02)		—		—
Total dividends and/or distributions to shareholders	(0.42)		(0.38)		(0.09)

Net asset value, end of period/year	$8.51		$10.09		$9.90
Total return	(11.73)%		5.76%		(0.08	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$997		$1,130		$999
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.25%		1.50%		2.02	%(D)
Including waiver and/or reimbursement and recapture	0.77	%(E)(F)	0.77	%(F)	0.77	%(D)(F)
Net investment income (loss) to average net assets	4.16%		3.29%		3.09	%(D)
Portfolio turnover rate	20%		37%		3	%(C)

(A)	Commenced operations on July 31, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	TAM has contractually agreed to reimburse 0.085% of the transfer agency fees through March 1, 2023. These amounts are not subject to recapture by TAM.
(F)	TAM contractually agreed to reimburse 0.08% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the period and years indicated:	Transamerica High Yield ESG
	Class I2
	October 31, 2022	October 31, 2021	October 31, 2020 (A)
Net asset value, beginning of period/year	$10.09	$9.90	$10.00

Investment operations:
Net investment income (loss) (B)	0.39	0.34	0.08
Net realized and unrealized gain (loss)	(1.51)	0.23	(0.09)
Total investment operations	(1.12)	0.57	(0.01)

Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.38)	(0.09)
Net realized gains	(0.02)	—	—
Total dividends and/or distributions to shareholders	(0.42)	(0.38)	(0.09)

Net asset value, end of period/year	$8.55	$10.09	$9.90
Total return	(11.31)%	5.78%	(0.08	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$35,337	$20,088	$18,990
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.15%	1.40%	1.92	%(D)
Including waiver and/or reimbursement and recapture	0.75%	0.75%	0.75	%(D)
Net investment income (loss) to average net assets	4.28%	3.31%	3.11	%(D)
Portfolio turnover rate	20%	37%	3	%(C)

(A)	Commenced operations on July 31, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Muni
	Class A
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$12.36	$11.59	$11.98	$11.34	$11.60

Investment operations:
Net investment income (loss) (A)	0.34	0.35	0.38	0.42	0.40
Net realized and unrealized gain (loss)	(2.86)	0.78	(0.32)	0.64	(0.26)
Total investment operations	(2.52)	1.13	0.06	1.06	0.14
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.36)	(0.41)	(0.42)	(0.40)
Net realized gains	(0.03)	—	—	—	—
Return of capital	—	—	(0.04)	—	—
Total dividends and/or distributions to shareholders	(0.37)	(0.36)	(0.45)	(0.42)	(0.40)

Net asset value, end of year	$9.47	$12.36	$11.59	$11.98	$11.34
Total return (B)	(20.80)%	9.81%	0.60%	9.54%	1.19%

Ratio and supplemental data:
Net assets end of year (000’s)	$16,721	$29,316	$18,111	$22,116	$30,521
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	1.01%	0.98%	1.07%	1.04%	1.00%
Including waiver and/or reimbursement and recapture	0.91%	0.91%	0.91%	0.91%	0.91%
Net investment income (loss) to average net assets	2.98%	2.86%	3.22%	3.63%	3.45%
Portfolio turnover rate	53%	96%	37%	54%	119%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica High Yield Muni
	Class C
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$12.38	$11.60	$11.99	$11.35	$11.61

Investment operations:
Net investment income (loss) (A)	0.27	0.28	0.31	0.36	0.33
Net realized and unrealized gain (loss)	(2.87)	0.79	(0.32)	0.64	(0.26)
Total investment operations	(2.60)	1.07	(0.01)	1.00	0.07
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.29)	(0.35)	(0.36)	(0.33)
Net realized gains	(0.03)	—	—	—	—
Return of capital	—	—	(0.03)	—	—
Total dividends and/or distributions to shareholders	(0.30)	(0.29)	(0.38)	(0.36)	(0.33)

Net asset value, end of year	$9.48	$12.38	$11.60	$11.99	$11.35
Total return (B)	(21.32)%	9.24%	—%	8.89%	0.59%

Ratio and supplemental data:
Net assets end of year (000’s)	$8,587	$13,390	$11,731	$11,561	$11,389
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	1.74%	1.73%	1.82%	1.81%	1.76%
Including waiver and/or reimbursement and recapture	1.51%	1.51%	1.51%	1.51%	1.51%
Net investment income (loss) to average net assets	2.41%	2.28%	2.63%	3.05%	2.84%
Portfolio turnover rate	53%	96%	37%	54%	119%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the contingent deferred sales charge.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Muni
	Class I
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$12.36		$11.59	$12.00	$11.36	$11.62

Investment operations:
Net investment income (loss) (A)	0.35		0.37	0.39	0.44	0.42
Net realized and unrealized gain (loss)	(2.86)		0.78	(0.33)	0.64	(0.26)
Total investment operations	(2.51)		1.15	0.06	1.08	0.16
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.36)		(0.38)	(0.43)	(0.44)	(0.42)
Net realized gains	(0.03)		—	—	—	—
Return of capital	—		—	(0.04)	—	—
Total dividends and/or distributions to shareholders	(0.39)		(0.38)	(0.47)	(0.44)	(0.42)

Net asset value, end of year	$9.46		$12.36	$11.59	$12.00	$11.36
Total return	(20.75	)%(B)	9.98%	0.58%	9.70%	1.35%

Ratio and supplemental data:
Net assets end of year (000’s)	$93,760		$129,929	$62,566	$75,539	$61,523
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.77%		0.77%	0.86%	0.84%	0.79%
Including waiver and/or reimbursement and recapture	0.76%		0.76%	0.76%	0.76%	0.76%
Net investment income (loss) to average net assets	3.14%		3.00%	3.37%	3.79%	3.59%
Portfolio turnover rate	53%		96%	37%	54%	119%

(A)	Calculated based on average number of shares outstanding.
(B)

Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica High Yield Muni
	Class I2
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$12.38	$11.60	$12.00	$11.36	$11.62

Investment operations:
Net investment income (loss) (A)	0.37	0.38	0.39	0.45	0.42
Net realized and unrealized gain (loss)	(2.87)	0.79	(0.31)	0.64	(0.26)
Total investment operations	(2.50)	1.17	0.08	1.09	0.16
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.39)	(0.44)	(0.45)	(0.42)
Net realized gains	(0.03)	—	—	—	—
Return of capital	—	—	(0.04)	—	—
Total dividends and/or distributions to shareholders	(0.40)	(0.39)	(0.48)	(0.45)	(0.42)

Net asset value, end of year	$9.48	$12.38	$11.60	$12.00	$11.36
Total return	(20.65)%	10.17%	0.77%	9.73%	1.42%

Ratio and supplemental data:
Net assets end of year (000’s)	$10	$12	$11	$11	$10
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.68%	0.68%	0.75%	0.73%	0.68%
Including waiver and/or reimbursement and recapture	0.68%	0.68%	0.75%	0.73%	0.68%
Net investment income (loss) to average net assets	3.28%	3.11%	3.39%	3.83%	3.67%
Portfolio turnover rate	53%	96%	37%	54%	119%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Inflation Opportunities
	Class A
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$11.09		$10.78	$10.26	$9.58	$9.97

Investment operations:
Net investment income (loss) (A)	0.50		0.32	0.10	0.16	0.20
Net realized and unrealized gain (loss)	(1.80)		0.29	0.51	0.67	(0.38)
Total investment operations	(1.30)		0.61	0.61	0.83	(0.18)
Contributions from affiliate	0.01	(B)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.37)		(0.30)	(0.09)	(0.15)	(0.21)
Net realized gains	(0.04)		—	—	—	—
Total dividends and/or distributions to shareholders	(0.41)		(0.30)	(0.09)	(0.15)	(0.21)

Net asset value, end of year	$9.39		$11.09	$10.78	$10.26	$9.58
Total return (C)	(11.94	)%(B)	5.73%	5.99%	8.73%	(1.81)%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,291		$1,430	$866	$778	$719
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.98%		1.02%	1.10%	1.07%	0.95%
Including waiver and/or reimbursement and recapture	1.00%		1.00%	1.00%	1.00%	1.00%
Net investment income (loss) to average net assets	4.84%		2.90%	0.97%	1.59%	2.02%
Portfolio turnover rate	62%		48%	28%	23%	36%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Inflation Opportunities
Class C
October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$10.79	$10.52	$10.04	$9.41	$9.81

Investment operations:
Net investment income (loss) (A)	0.43	0.25	0.05	0.08	0.13
Net realized and unrealized gain (loss)	(1.78)	0.26	0.47	0.66	(0.38)
Total investment operations	(1.35)	0.51	0.52	0.74	(0.25)
Contributions from affiliate	0.05	(B)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.24)	(0.04)	(0.11)	(0.15)
Net realized gains	(0.04)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.34)	(0.24)	(0.04)	(0.11)	(0.15)

Net asset value, end of year	$9.15	$10.79	$10.52	$10.04	$9.41
Total return (C)	(12.26)%	4.89%	5.23%	7.90%	(2.59)%

Ratio and supplemental data:
Net assets end of year (000’s)	$747	$934	$562	$529	$456
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.72%	1.70%	1.80%	1.80%	1.81%
Including waiver and/or reimbursement and recapture	1.71%	1.72%	1.75%	1.75%	1.75%
Net investment income (loss) to average net assets	4.24%	2.37%	0.44%	0.80%	1.35%
Portfolio turnover rate	62%	48%	28%	23%	36%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.46%.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Inflation Opportunities
	Class I
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$11.18	$10.86	$10.32	$9.63	$10.03

Investment operations:
Net investment income (loss) (A)	0.53	0.37	0.16	0.18	0.18
Net realized and unrealized gain (loss)	(1.81)	0.29	0.49	0.68	(0.34)
Total investment operations	(1.28)	0.66	0.65	0.86	(0.16)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.34)	(0.11)	(0.17)	(0.24)
Net realized gains	(0.04)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.44)	(0.34)	(0.11)	(0.17)	(0.24)

Net asset value, end of year	$9.46	$11.18	$10.86	$10.32	$9.63
Total return	(11.73)%	6.08%	6.33%	8.97%	(1.67)%

Ratio and supplemental data:
Net assets end of year (000’s)	$10,169	$14,310	$5,897	$4,658	$2,156
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.72%	0.72%	0.82%	0.82%	0.82%
Including waiver and/or reimbursement and recapture	0.65%	0.65%	0.73%	0.75%	0.75%
Net investment income (loss) to average net assets	5.05%	3.31%	1.48%	1.80%	1.81%
Portfolio turnover rate	62%	48%	28%	23%	36%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Inflation Opportunities
	Class I2
	October 31, 2022	October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$11.21	$10.88		$10.35	$9.65	$10.05

Investment operations:
Net investment income (loss) (A)	0.53	0.35		0.15	0.19	0.24
Net realized and unrealized gain (loss)	(1.81)	0.32		0.49	0.68	(0.40)
Total investment operations	(1.28)	0.67		0.64	0.87	(0.16)
Contributions from affiliate	—	—		—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.34)		(0.11)	(0.17)	(0.24)
Net realized gains	(0.04)	—		—	—	—
Total dividends and/or distributions to shareholders	(0.44)	(0.34)		(0.11)	(0.17)	(0.24)

Net asset value, end of year	$9.49	$11.21		$10.88	$10.35	$9.65
Total return	(11.66)%	6.16%		6.23%	9.09%	(1.63)%

Ratio and supplemental data:
Net assets end of year (000’s)	$102,380	$118,370		$86,849	$121,491	$148,450
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.62%	0.63%		0.72%	0.71%	0.70%
Including waiver and/or reimbursement and recapture	0.62%	0.63	%(C)	0.72%	0.71%	0.70%
Net investment income (loss) to average net assets	5.07%	3.15%		1.46%	1.86%	2.38%
Portfolio turnover rate	62%	48%		28%	23%	36%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Inflation Opportunities
	Class R6
	October 31, 2022	October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$11.21	$10.89		$10.35	$9.66	$10.05

Investment operations:
Net investment income (loss) (A)	0.56	0.35		0.16	0.19	0.24
Net realized and unrealized gain (loss)	(1.84)	0.31		0.49	0.67	(0.39)
Total investment operations	(1.28)	0.66		0.65	0.86	(0.15)
Contributions from affiliate	—	—		—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.34)		(0.11)	(0.17)	(0.24)
Net realized gains	(0.04)	—		—	—	—
Total dividends and/or distributions to shareholders	(0.44)	(0.34)		(0.11)	(0.17)	(0.24)

Net asset value, end of year	$9.49	$11.21		$10.89	$10.35	$9.66
Total return	(11.66)%	6.07%		6.33%	8.97%	(1.53)%

Ratio and supplemental data:
Net assets end of year (000’s)	$156	$72		$59	$55	$51
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.62%	0.63%		0.72%	0.71%	0.70%
Including waiver and/or reimbursement and recapture	0.62%	0.63	%(C)	0.72%	0.71%	0.70%
Net investment income (loss) to average net assets	5.41%	3.14%		1.47%	1.87%	2.37%
Portfolio turnover rate	62%	48%		28%	23%	36%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Inflation-Protected Securities
	Class I3
	October 31, 2022		October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$11.13		$10.84		$10.21	$9.63	$9.97

Investment operations:
Net investment income (loss) (A)	0.66		0.41		0.12	0.17	0.26
Net realized and unrealized gain (loss)	(1.90)		0.25		0.65	0.65	(0.34)
Total investment operations	(1.24)		0.66		0.77	0.82	(0.08)

Dividends and/or distributions to shareholders:
Net investment income	(0.71)		(0.37)		(0.14)	(0.24)	(0.26)

Net asset value, end of year	$9.18		$11.13		$10.84	$10.21	$9.63
Total return	(11.55)%		6.16%		7.59%	8.58%	(0.88)%

Ratio and supplemental data:
Net assets end of year (000’s)	$75,996		$98,870		$99,722	$104,687	$111,874
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.50%		0.49%		0.51%	0.49%	0.56%
Including waiver and/or reimbursement and recapture	0.50	%(C)	0.49	%(C)	0.52%	0.47%	0.40%
Net investment income (loss) to average net assets	6.39%		3.75%		1.14%	1.73%	2.59%
Portfolio turnover rate	32%		21%		16%	14%	134%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Inflation-Protected Securities
	Class R
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$11.13	$10.85	$10.23	$9.65	$9.98

Investment operations:
Net investment income (loss) (A)	0.61	0.35	0.07	0.11	0.21
Net realized and unrealized gain (loss)	(1.90)	0.24	0.65	0.67	(0.34)
Total investment operations	(1.29)	0.59	0.72	0.78	(0.13)

Dividends and/or distributions to shareholders:
Net investment income	(0.66)	(0.31)	(0.10)	(0.20)	(0.20)

Net asset value, end of year	$9.18	$11.13	$10.85	$10.23	$9.65
Total return	(12.01)%	5.53%	7.08%	8.24%	(1.29)%

Ratio and supplemental data:
Net assets end of year (000’s)	$7,799	$9,787	$10,488	$9,125	$10,508
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.99%	0.98%	1.00%	0.98%	1.05%
Including waiver and/or reimbursement and recapture	1.00%	0.99%	0.99%	1.00%	0.92%
Net investment income (loss) to average net assets	5.89%	3.21%	0.69%	1.13%	2.07%
Portfolio turnover rate	32%	21%	16%	14%	134%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Inflation-Protected Securities
	Class R4
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$11.15	$10.86	$10.23	$9.63	$9.97

Investment operations:
Net investment income (loss) (A)	0.66	0.32	0.11	0.10	0.23
Net realized and unrealized gain (loss)	(1.93)	0.32	0.64	0.72	(0.34)
Total investment operations	(1.27)	0.64	0.75	0.82	(0.11)

Dividends and/or distributions to shareholders:
Net investment income	(0.69)	(0.35)	(0.12)	(0.22)	(0.23)

Net asset value, end of year	$9.19	$11.15	$10.86	$10.23	$9.63
Total return	(11.77)%	5.96%	7.39%	8.58%	(1.15)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,003	$1,147	$2,012	$2,340	$15,421
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.75%	0.74%	0.76%	0.74%	0.81%
Including waiver and/or reimbursement and recapture	0.65%	0.64%	0.64%	0.65%	0.65	%(C)
Net investment income (loss) to average net assets	6.34%	2.90%	1.04%	1.07%	2.33%
Portfolio turnover rate	32%	21%	16%	14%	134%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Intermediate Bond
	Class I2
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018
Net asset value, beginning of year	$10.34	$10.85	$10.50	$9.70		$10.20

Investment operations:
Net investment income (loss) (A)	0.23	0.19	0.23	0.28		0.27
Net realized and unrealized gain (loss)	(1.80)	(0.14)	0.37	0.81		(0.49)
Total investment operations	(1.57)	0.05	0.60	1.09		(0.22)

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.20)	(0.25)	(0.29)		(0.28)
Net realized gains	(0.17)	(0.36)	—	—		—
Total dividends and/or distributions to shareholders	(0.40)	(0.56)	(0.25)	(0.29)		(0.28)

Net asset value, end of year	$8.37	$10.34	$10.85	$10.50		$9.70
Total return	(15.67)%	0.45%	5.74%	11.39%		(2.22)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,974,697	$1,131,283	$1,275,122	$1,826,481		$1,971,571
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.42%	0.41%	0.42%	0.42%		0.41%
Including waiver and/or reimbursement and recapture	0.42%	0.41%	0.42%	0.42	%(B)	0.41%
Net investment income (loss) to average net assets	2.49%	1.81%	2.16%	2.77%		2.68%
Portfolio turnover rate	64%	48%	46%	49%		49%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Intermediate Bond
	Class I3
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018
Net asset value, beginning of year	$10.36	$10.87	$10.51	$9.72		$10.22

Investment operations:
Net investment income (loss) (A)	0.22	0.19	0.23	0.28		0.27
Net realized and unrealized gain (loss)	(1.80)	(0.14)	0.38	0.80		(0.49)
Total investment operations	(1.58)	0.05	0.61	1.08		(0.22)

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.20)	(0.25)	(0.29)		(0.28)
Net realized gains	(0.17)	(0.36)	—	—		—
Total dividends and/or distributions to shareholders	(0.40)	(0.56)	(0.25)	(0.29)		(0.28)

Net asset value, end of year	$8.38	$10.36	$10.87	$10.51		$9.72
Total return	(15.74)%	0.45%	5.83%	11.26%		(2.21)%

Ratio and supplemental data:
Net assets end of year (000’s)	$248,167	$369,100	$385,809	$485,794		$697,789
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.42%	0.41%	0.42%	0.42%		0.41%
Including waiver and/or reimbursement and recapture	0.42%	0.41%	0.42%	0.42	%(B)	0.40%
Net investment income (loss) to average net assets	2.36%	1.81%	2.14%	2.78%		2.70%
Portfolio turnover rate	64%	48%	46%	49%		49%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Intermediate Bond
	Class R
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018
Net asset value, beginning of year	$10.37	$10.88	$10.52	$9.73		$10.22

Investment operations:
Net investment income (loss) (A)	0.18	0.14	0.18	0.23		0.22
Net realized and unrealized gain (loss)	(1.81)	(0.15)	0.37	0.80		(0.48)
Total investment operations	(1.63)	(0.01)	0.55	1.03		(0.26)

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.14)	(0.19)	(0.24)		(0.23)
Net realized gains	(0.17)	(0.36)	—	—		—
Total dividends and/or distributions to shareholders	(0.35)	(0.50)	(0.19)	(0.24)		(0.23)

Net asset value, end of year	$8.39	$10.37	$10.88	$10.52		$9.73
Total return	(16.15)%	(0.05)%	5.29%	10.68%		(2.61)%

Ratio and supplemental data:
Net assets end of year (000’s)	$23,157	$31,469	$42,002	$51,335		$94,748
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%	0.91%	0.92%	0.91%		0.91%
Including waiver and/or reimbursement and recapture	0.92%	0.91%	0.92%	0.91	%(B)	0.90%
Net investment income (loss) to average net assets	1.88%	1.32%	1.64%	2.29%		2.18%
Portfolio turnover rate	64%	48%	46%	49%		49%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Intermediate Bond
	Class R4
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$10.36	$10.87	$10.52	$9.72	$10.22

Investment operations:
Net investment income (loss) (A)	0.20	0.16	0.20	0.26	0.24
Net realized and unrealized gain (loss)	(1.79)	(0.14)	0.37	0.81	(0.49)
Total investment operations	(1.59)	0.02	0.57	1.07	(0.25)

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.17)	(0.22)	(0.27)	(0.25)
Net realized gains	(0.17)	(0.36)	—	—	—
Total dividends and/or distributions to shareholders	(0.38)	(0.53)	(0.22)	(0.27)	(0.25)

Net asset value, end of year	$8.39	$10.36	$10.87	$10.52	$9.72
Total return	(15.85)%	0.21%	5.49%	11.10%	(2.46)%

Ratio and supplemental data:
Net assets end of year (000’s)	$102,515	$152,590	$162,185	$178,769	$181,447
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.67%	0.66%	0.67%	0.67%	0.66%
Including waiver and/or reimbursement and recapture	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income (loss) to average net assets	2.14%	1.57%	1.90%	2.54%	2.41%
Portfolio turnover rate	64%	48%	46%	49%	49%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Intermediate Bond
	Class R6
	October 31, 2022	October 31, 2021 (A)
Net asset value, beginning of period/year	$10.36	$10.35

Investment operations:
Net investment income (loss) (B)	0.26	0.08
Net realized and unrealized gain (loss)	(1.84)	0.01	(C)
Total investment operations	(1.58)	0.09

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.08)
Net realized gains	(0.17)	—
Total dividends and/or distributions to shareholders	(0.40)	(0.08)

Net asset value, end of period/year	$8.38	$10.36
Total return	(15.74)%	0.89	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$693	$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.42%	0.41	%(E)
Including waiver and/or reimbursement and recapture	0.42%	0.41	%(E)
Net investment income (loss) to average net assets	2.99%	1.78	%(E)
Portfolio turnover rate	64%	48%

(A)	Commenced operations on May 28, 2021.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica Intermediate Muni
	Class A
	October 31, 2022		October 31, 2021	October 31, 2020		October 31, 2019		October 31, 2018
Net asset value, beginning of year	$11.99		$11.84	$11.80		$11.06		$11.40

Investment operations:
Net investment income (loss) (A)	0.20		0.20	0.19		0.28		0.26
Net realized and unrealized gain (loss)	(2.09)		0.16	0.13		0.75		(0.34)
Total investment operations	(1.89)		0.36	0.32		1.03		(0.08)
Contributions from affiliate	0.00	(B)(C)	—	—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.20)		(0.21)	(0.24)		(0.29)		(0.26)
Net realized gains	(0.04)		—	—		—		—
Return of capital	—		—	(0.04)		—		—
Total dividends and/or distributions to shareholders	(0.24)		(0.21)	(0.28)		(0.29)		(0.26)

Net asset value, end of year	$9.86		$11.99	$11.84		$11.80		$11.06
Total return (D)	(15.92	)%(C)	3.03%	2.73%		9.35%		(0.73)%

Ratio and supplemental data:
Net assets end of year (000’s)	$179,426		$284,610	$245,980		$218,941		$269,452
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%		0.73%	0.75	%(E)	0.78	%(E)	0.77	%(E)
Including waiver and/or reimbursement and recapture	0.64%		0.63%	0.65	%(E)	0.68	%(E)	0.67	%(E)
Net investment income (loss) to average net assets	1.83%		1.69%	1.65%		2.47%		2.29%
Portfolio turnover rate	28%		35%	20%		14%		34%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Intermediate Muni
	Class C
	October 31, 2022		October 31, 2021	October 31, 2020		October 31, 2019		October 31, 2018
Net asset value, beginning of year	$11.96		$11.82	$11.78		$11.03		$11.38

Investment operations:
Net investment income (loss) (A)	0.13		0.13	0.12		0.21		0.19
Net realized and unrealized gain (loss)	(2.07)		0.14	0.13		0.75		(0.35)
Total investment operations	(1.94)		0.27	0.25		0.96		(0.16)
Contributions from affiliate	0.00	(B)(C)	—	—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.14)		(0.13)	(0.18)		(0.21)		(0.19)
Net realized gains	(0.04)		—	—		—		—
Return of capital	—		—	(0.03)		—		—
Total dividends and/or distributions to shareholders	(0.18)		(0.13)	(0.21)		(0.21)		(0.19)

Net asset value, end of year	$9.84		$11.96	$11.82		$11.78		$11.03
Total return (D)	(16.40	)%(C)	2.30%	2.10%		8.80%		(1.43)%

Ratio and supplemental data:
Net assets end of year (000’s)	$77,442		$131,738	$138,959		$143,332		$148,672
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.52%		1.50%	1.52	%(E)	1.55	%(E)	1.53	%(E)
Including waiver and/or reimbursement and recapture	1.27%		1.25%	1.27	%(E)	1.30	%(E)	1.28	%(E)
Net investment income (loss) to average net assets	1.20%		1.06%	1.03%		1.86%		1.67%
Portfolio turnover rate	28%		35%	20%		14%		34%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Intermediate Muni
	Class I
	October 31, 2022		October 31, 2021	October 31, 2020		October 31, 2019		October 31, 2018
Net asset value, beginning of year	$12.03		$11.88	$11.85		$11.11		$11.46

Investment operations:
Net investment income (loss) (A)	0.22		0.22	0.21		0.30		0.27
Net realized and unrealized gain (loss)	(2.10)		0.15	0.12		0.74		(0.35)
Total investment operations	(1.88)		0.37	0.33		1.04		(0.08)
Contributions from affiliate	0.01	(B)	—	—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.22)		(0.22)	(0.26)		(0.30)		(0.27)
Net realized gains	(0.04)		—	—		—		—
Return of capital	—		—	(0.04)		—		—
Total dividends and/or distributions to shareholders	(0.26)		(0.22)	(0.30)		(0.30)		(0.27)

Net asset value, end of year	$9.90		$12.03	$11.88		$11.85		$11.11
Total return	(15.67	)%(B)	3.16%	2.81%		9.45%		(0.71)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,168,497		$2,315,780	$1,888,406		$1,354,326		$999,826
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.56%		0.55%	0.56	%(C)	0.59	%(C)	0.58	%(C)
Including waiver and/or reimbursement and recapture	0.49%		0.49%	0.49	%(C)	0.56	%(C)	0.58	%(C)
Net investment income (loss) to average net assets	1.96%		1.84%	1.80%		2.59%		2.38%
Portfolio turnover rate	28%		35%	20%		14%		34%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.10%.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Intermediate Muni
	Class I2
	October 31, 2022	October 31, 2021	October 31, 2020		October 31, 2019		October 31, 2018
Net asset value, beginning of year	$12.04	$11.90	$11.86		$11.11		$11.46

Investment operations:
Net investment income (loss) (A)	0.23	0.23	0.21		0.31		0.28
Net realized and unrealized gain (loss)	(2.09)	0.14	0.13		0.75		(0.35)
Total investment operations	(1.86)	0.37	0.34		1.06		(0.07)
Contributions from affiliate	—	—	—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.23)	(0.23)		(0.31)		(0.28)
Net realized gains	(0.04)	—	—		—		—
Return of capital	—	—	(0.07)		—		—
Total dividends and/or distributions to shareholders	(0.27)	(0.23)	(0.30)		(0.31)		(0.28)

Net asset value, end of year	$9.91	$12.04	$11.90		$11.86		$11.11
Total return	(15.67)%	3.14%	2.94%		9.64%		(0.60)%

Ratio and supplemental data:
Net assets end of year (000’s)	$10	$12	$11		$11		$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.46%	0.44%	0.46	%(B)	0.48	%(B)	0.47	%(B)
Including waiver and/or reimbursement and recapture	0.46%	0.44%	0.46	%(B)	0.48	%(B)	0.47	%(B)
Net investment income (loss) to average net assets	2.03%	1.93%	1.80%		2.68%		2.49%
Portfolio turnover rate	28%	35%	20%		14%		34%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica International Equity
	Class A
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$21.36		$15.73	$17.65	$17.30	$19.29

Investment operations:
Net investment income (loss) (A)	0.40		0.31	0.20	0.32	0.33
Net realized and unrealized gain (loss)	(5.03)		5.45	(1.69)	0.83	(1.79)
Total investment operations	(4.63)		5.76	(1.49)	1.15	(1.46)
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.70)		(0.13)	(0.43)	(0.28)	(0.53)
Net realized gains	—		—	—	(0.52)	—
Total dividends and/or distributions to shareholders	(0.70)		(0.13)	(0.43)	(0.80)	(0.53)

Net asset value, end of year	$16.03		$21.36	$15.73	$17.65	$17.30
Total return (D)	(22.39	)%(C)	36.70%	(8.77)%	7.28%	(7.82)%

Ratio and supplemental data:
Net assets end of year (000’s)	$142,550		$111,299	$147,674	$153,300	$202,462
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.45%		1.40%	1.30%	1.28%	1.23%
Including waiver and/or reimbursement and recapture	1.25%		1.25%	1.25%	1.25%	1.22%
Net investment income (loss) to average net assets	2.18%		1.52%	1.22%	1.94%	1.74%
Portfolio turnover rate	17%		22%	18%	13%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Equity
	Class C
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$21.00		$15.46	$17.34	$16.97	$18.97

Investment operations:
Net investment income (loss) (A)	0.25		0.18	0.07	0.19	0.21
Net realized and unrealized gain (loss)	(4.94)		5.36	(1.66)	0.83	(1.78)
Total investment operations	(4.69)		5.54	(1.59)	1.02	(1.57)
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.54)		—	(0.29)	(0.13)	(0.43)
Net realized gains	—		—	—	(0.52)	—
Total dividends and/or distributions to shareholders	(0.54)		—	(0.29)	(0.65)	(0.43)

Net asset value, end of year	$15.77		$21.00	$15.46	$17.34	$16.97
Total return (D)	(22.86	)%(C)	35.77%	(9.38)%	6.50%	(8.49)%

Ratio and supplemental data:
Net assets end of year (000’s)	$19,439		$30,911	$27,884	$46,960	$64,847
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.91%		1.91%	1.96%	1.96%	1.94%
Including waiver and/or reimbursement and recapture	1.91	%(E)	1.91%	1.96%	1.96%	1.94%
Net investment income (loss) to average net assets	1.35%		0.88%	0.45%	1.15%	1.12%
Portfolio turnover rate	17%		22%	18%	13%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica International Equity
	Class I
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$21.62		$15.95	$17.89	$17.54	$19.55

Investment operations:
Net investment income (loss) (A)	0.47		0.40	0.26	0.39	0.42
Net realized and unrealized gain (loss)	(5.09)		5.51	(1.70)	0.83	(1.83)
Total investment operations	(4.62)		5.91	(1.44)	1.22	(1.41)
Contributions from affiliate	0.02	(B)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.77)		(0.24)	(0.50)	(0.35)	(0.60)
Net realized gains	—		—	—	(0.52)	—
Total dividends and/or distributions to shareholders	(0.77)		(0.24)	(0.50)	(0.87)	(0.60)

Net asset value, end of year	$16.25		$21.62	$15.95	$17.89	$17.54
Total return	(22.03	)%(B)	37.24%	(8.38)%	7.66%	(7.49)%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,315,412		$2,994,603	$1,891,398	$2,210,381	$2,495,943
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%		0.85%	0.86%	0.86%	0.89%
Including waiver and/or reimbursement and recapture	0.84%		0.85%	0.86%	0.86%	0.89%
Net investment income (loss) to average net assets	2.49%		1.95%	1.58%	2.31%	2.17%
Portfolio turnover rate	17%		22%	18%	13%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.08%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Equity
	Class I2
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$21.65	$15.97	$17.91	$17.57	$19.58

Investment operations:
Net investment income (loss) (A)	0.47	0.42	0.28	0.39	0.43
Net realized and unrealized gain (loss)	(5.07)	5.51	(1.70)	0.84	(1.82)
Total investment operations	(4.60)	5.93	(1.42)	1.23	(1.39)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.77)	(0.25)	(0.52)	(0.37)	(0.62)
Net realized gains	—	—	—	(0.52)	—
Total dividends and/or distributions to shareholders	(0.77)	(0.25)	(0.52)	(0.89)	(0.62)

Net asset value, end of year	$16.28	$21.65	$15.97	$17.91	$17.57
Total return	(22.01)%	37.36%	(8.28)%	7.72%	(7.40)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,168,404	$1,548,574	$1,387,536	$1,910,356	$2,186,243
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.75%	0.77%	0.77%	0.79%
Including waiver and/or reimbursement and recapture	0.75%	0.75%	0.77%	0.77%	0.79%
Net investment income (loss) to average net assets	2.51%	2.06%	1.69%	2.31%	2.21%
Portfolio turnover rate	17%	22%	18%	13%	21%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Transamerica International Equity
	Class I3
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$21.81	$16.08	$18.04	$17.68	$19.58

Investment operations:
Net investment income (loss) (A)	0.47	0.42	0.29	0.41	0.43
Net realized and unrealized gain (loss)	(5.11)	5.56	(1.73)	0.84	(1.84)
Total investment operations	(4.64)	5.98	(1.44)	1.25	(1.41)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.77)	(0.25)	(0.52)	(0.37)	(0.49)
Net realized gains	—	—	—	(0.52)	—
Total dividends and/or distributions to shareholders	(0.77)	(0.25)	(0.52)	(0.89)	(0.49)

Net asset value, end of year	$16.40	$21.81	$16.08	$18.04	$17.68
Total return	(22.03)%	37.42%	(8.34)%	7.78%	(7.41)%

Ratio and supplemental data:
Net assets end of year (000’s)	$115,536	$166,596	$204,877	$210,438	$218,378
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.75%	0.77%	0.77%	0.79%
Including waiver and/or reimbursement and recapture	0.75%	0.75%	0.77%	0.77%	0.79%
Net investment income (loss) to average net assets	2.48%	2.04%	1.74%	2.40%	2.21%
Portfolio turnover rate	17%	22%	18%	13%	21%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Equity
	Class R
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$21.80	$16.08	$18.03	$17.65	$19.51

Investment operations:
Net investment income (loss) (A)	0.37	0.33	0.20	0.32	0.34
Net realized and unrealized gain (loss)	(5.11)	5.55	(1.72)	0.84	(1.83)
Total investment operations	(4.74)	5.88	(1.52)	1.16	(1.49)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.66)	(0.16)	(0.43)	(0.26)	(0.37)
Net realized gains	—	—	—	(0.52)	—
Total dividends and/or distributions to shareholders	(0.66)	(0.16)	(0.43)	(0.78)	(0.37)

Net asset value, end of year	$16.40	$21.80	$16.08	$18.03	$17.65
Total return	(22.40)%	36.74%	(8.75)%	7.23%	(7.89)%

Ratio and supplemental data:
Net assets end of year (000’s)	$19,863	$31,246	$25,413	$31,770	$37,376
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.24%	1.24%	1.26%	1.26%	1.28%
Including waiver and/or reimbursement and recapture	1.24%	1.24%	1.26%	1.26%	1.28%
Net investment income (loss) to average net assets	1.95%	1.57%	1.18%	1.89%	1.72%
Portfolio turnover rate	17%	22%	18%	13%	21%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Transamerica International Equity
	Class R4
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$21.77	$16.06	$18.01	$17.65	$19.54

Investment operations:
Net investment income (loss) (A)	0.42	0.37	0.24	0.36	0.38
Net realized and unrealized gain (loss)	(5.11)	5.55	(1.71)	0.83	(1.82)
Total investment operations	(4.69)	5.92	(1.47)	1.19	(1.44)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.71)	(0.21)	(0.48)	(0.31)	(0.45)
Net realized gains	—	—	—	(0.52)	—
Total dividends and/or distributions to shareholders	(0.71)	(0.21)	(0.48)	(0.83)	(0.45)

Net asset value, end of year	$16.37	$21.77	$16.06	$18.01	$17.65
Total return	(22.22)%	37.05%	(8.50)%	7.44%	(7.59)%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,986	$23,706	$17,802	$19,425	$15,775
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%	1.00%	1.02%	1.02%	1.04%
Including waiver and/or reimbursement and recapture	1.00%	1.00%	1.02%	1.02%	1.04%
Net investment income (loss) to average net assets	2.14%	1.76%	1.46%	2.14%	1.95%
Portfolio turnover rate	17%	22%	18%	13%	21%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Equity
	Class R6
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$21.88	$16.13	$18.09	$17.73	$19.76

Investment operations:
Net investment income (loss) (A)	0.48	0.43	0.28	0.41	0.46
Net realized and unrealized gain (loss)	(5.13)	5.57	(1.72)	0.84	(1.87)
Total investment operations	(4.65)	6.00	(1.44)	1.25	(1.41)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.77)	(0.25)	(0.52)	(0.37)	(0.62)
Net realized gains	—	—	—	(0.52)	—
Total dividends and/or distributions to shareholders	(0.77)	(0.25)	(0.52)	(0.89)	(0.62)

Net asset value, end of year	$16.46	$21.88	$16.13	$18.09	$17.73
Total return	(21.97)%	37.37%	(8.31)%	7.76%	(7.43)%

Ratio and supplemental data:
Net assets end of year (000’s)	$397,503	$451,687	$222,323	$255,860	$198,633
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.75%	0.77%	0.77%	0.79%
Including waiver and/or reimbursement and recapture	0.75%	0.75%	0.77%	0.77%	0.79%
Net investment income (loss) to average net assets	2.53%	2.05%	1.70%	2.42%	2.35%
Portfolio turnover rate	17%	22%	18%	13%	21%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the period and years indicated:	Transamerica International Focus
	Class A
	October 31, 2022		October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$10.07		$7.77		$7.53	$7.85	$8.89

Investment operations:
Net investment income (loss) (B)	0.15		0.14		0.08	0.14	0.09
Net realized and unrealized gain (loss)	(2.69)		2.23		0.28	0.75	(1.13)
Total investment operations	(2.54)		2.37		0.36	0.89	(1.04)
Contributions from affiliate	0.00	(C)(D)	—		—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.26)		(0.07)		(0.12)	(0.11)	—
Net realized gains	(0.30)		—		—	(1.10)	—
Total dividends and/or distributions to shareholders	(0.56)		(0.07)		(0.12)	(1.21)	—

Net asset value, end of period/year	$6.97		$10.07		$7.77	$7.53	$7.85
Total return (E)	(26.67	)%(D)	30.55%		4.81%	14.77%	(11.70	)%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$480		$530		$190	$106	$48
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.45%		1.42%		1.74%	1.74%	1.43	%(G)
Including waiver and/or reimbursement and recapture	1.21	%(H)	1.21	%(H)	1.20%	1.23%	1.30	%(G)
Net investment income (loss) to average net assets	1.79%		1.48%		1.11%	2.06%	1.49	%(G)
Portfolio turnover rate	36%		21%		28%	25%	119%

(A)	Commenced operations on March 1, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Annualized.
(H)	Includes extraordinary expenses outside the operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica International Focus
	Class I
	October 31, 2022		October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$10.12		$7.79		$7.55	$7.86	$8.89

Investment operations:
Net investment income (loss) (B)	0.16		0.16		0.09	0.14	0.13
Net realized and unrealized gain (loss)	(2.69)		2.24		0.28	0.77	(1.16)
Total investment operations	(2.53)		2.40		0.37	0.91	(1.03)
Contributions from affiliate	—		—		—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.27)		(0.07)		(0.13)	(0.12)	—
Net realized gains	(0.30)		—		—	(1.10)	—
Total dividends and/or distributions to shareholders	(0.57)		(0.07)		(0.13)	(1.22)	—

Net asset value, end of period/year	$7.02		$10.12		$7.79	$7.55	$7.86
Total return	(26.47)%		30.95%		4.96%	14.99%	(11.59	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$73		$29		$21	$19	$13
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%		1.33%		1.31%	1.43%	1.36	%(D)
Including waiver and/or reimbursement and recapture	0.98	%(E)	0.91	%(E)	1.03%	1.05%	1.05	%(D)
Net investment income (loss) to average net assets	2.05%		1.59%		1.24%	1.93%	2.27	%(D)
Portfolio turnover rate	36%		21%		28%	25%	119%

(A)	Commenced operations on March 1, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	TAM contractually agreed to reimburse certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Transamerica International Focus
	Class I2
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$10.09	$7.78	$7.53	$7.87	$9.02

Investment operations:
Net investment income (loss) (A)	0.17	0.16	0.11	0.15	0.16
Net realized and unrealized gain (loss)	(2.66)	2.24	0.29	0.76	(1.16)
Total investment operations	(2.49)	2.40	0.40	0.91	(1.00)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.09)	(0.15)	(0.15)	(0.15)
Net realized gains	(0.30)	—	—	(1.10)	—
Total dividends and/or distributions to shareholders	(0.60)	(0.09)	(0.15)	(1.25)	(0.15)

Net asset value, end of year	$7.00	$10.09	$7.78	$7.53	$7.87
Total return	(26.24)%	31.01%	5.34%	15.22%	(11.29)%

Ratio and supplemental data:
Net assets end of year (000’s)	$862,508	$1,467,721	$1,439,535	$1,162,120	$1,216,433
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%	0.80%	0.81%	0.81%	0.87%
Including waiver and/or reimbursement and recapture	0.81%	0.80%	0.81%	0.81%	0.87%
Net investment income (loss) to average net assets	2.06%	1.69%	1.45%	2.20%	1.80%
Portfolio turnover rate	36%	21%	28%	25%	119%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica International Focus
	Class R6
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$10.13	$7.81	$7.57	$7.87	$8.89

Investment operations:
Net investment income (loss) (B)	0.19	0.17	0.11	0.16	0.16
Net realized and unrealized gain (loss)	(2.69)	2.24	0.28	0.77	(1.18)
Total investment operations	(2.50)	2.41	0.39	0.93	(1.02)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.09)	(0.15)	(0.13)	—
Net realized gains	(0.30)	—	—	(1.10)	—
Total dividends and/or distributions to shareholders	(0.60)	(0.09)	(0.15)	(1.23)	—

Net asset value, end of period/year	$7.03	$10.13	$7.81	$7.57	$7.87
Total return	(26.23)%	31.02%	5.19%	15.35%	(11.47	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$11,765	$14	$11	$10	$9
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%	0.80%	0.81%	0.80%	0.83	%(D)
Including waiver and/or reimbursement and recapture	0.81%	0.80%	0.81%	0.80%	0.83	%(D)
Net investment income (loss) to average net assets	2.28%	1.71%	1.46%	2.26%	2.72	%(D)
Portfolio turnover rate	36%	21%	28%	25%	119%

(A)	Commenced operations on March 1, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Transamerica International Small Cap Value
	Class I
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$16.30		$11.94	$12.60	$12.44	$13.67

Investment operations:
Net investment income (loss) (A)	0.27		0.28	0.13	0.24	0.27
Net realized and unrealized gain (loss)	(4.74)		4.23	(0.51)	0.83	(1.08)
Total investment operations	(4.47)		4.51	(0.38)	1.07	(0.81)
Contributions from affiliate	0.01	(B)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.42)		(0.15)	(0.28)	(0.22)	(0.42)
Net realized gains	(0.17)		—	—	(0.69)	—
Total dividends and/or distributions to shareholders	(0.59)		(0.15)	(0.28)	(0.91)	(0.42)

Net asset value, end of year	$11.25		$16.30	$11.94	$12.60	$12.44
Total return	(28.23	)%(B)	37.93%	(3.21)%	9.84%	(6.20)%

Ratio and supplemental data:
Net assets end of year (000’s)	$233,431		$348,810	$232,368	$105,692	$291,455
Expenses to average net assets	1.10%		1.09%	1.11%	1.10%	1.12%
Net investment income (loss) to average net assets	2.06%		1.82%	1.09%	2.07%	1.92%
Portfolio turnover rate	14%		14%	30%	18%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.07%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Small Cap Value
	Class I2
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$16.34	$11.96	$12.63	$12.47	$13.70

Investment operations:
Net investment income (loss) (A)	0.29	0.30	0.12	0.24	0.27
Net realized and unrealized gain (loss)	(4.75)	4.24	(0.49)	0.85	(1.07)
Total investment operations	(4.46)	4.54	(0.37)	1.09	(0.80)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.43)	(0.16)	(0.30)	(0.24)	(0.43)
Net realized gains	(0.17)	—	—	(0.69)	—
Total dividends and/or distributions to shareholders	(0.60)	(0.16)	(0.30)	(0.93)	(0.43)

Net asset value, end of year	$11.28	$16.34	$11.96	$12.63	$12.47
Total return	(28.23)%	38.13%	(3.15)%	9.97%	(6.11)%

Ratio and supplemental data:
Net assets end of year (000’s)	$334,444	$489,410	$282,379	$460,442	$439,922
Expenses to average net assets	1.01%	0.99%	1.01%	1.00%	1.02%
Net investment income (loss) to average net assets	2.18%	1.92%	1.04%	2.05%	1.95%
Portfolio turnover rate	14%	14%	30%	18%	20%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the period and years indicated:	Transamerica International Stock
	Class A
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$11.77		$8.62	$9.60	$9.19	$10.00

Investment operations:
Net investment income (loss) (B)	0.31		0.23	0.14	0.18	(0.01)
Net realized and unrealized gain (loss)	(2.42)		3.03	(1.12)	0.24	(0.80)
Total investment operations	(2.11)		3.26	(0.98)	0.42	(0.81)
Contributions from affiliate	0.02	(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.30)		(0.11)	—	(0.01)	—
Net realized gains	(0.63)		—	—	—	—
Total dividends and/or distributions to shareholders	(0.93)		(0.11)	—	(0.01)	—

Net asset value, end of period/year	$8.75		$11.77	$8.62	$9.60	$9.19
Total return (D)	(19.19	)%(C)	38.12%	(10.21)%	4.59%	(8.10	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$745		$780	$473	$498	$459
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.15%		1.14%	1.20%	3.11%	14.60	%G)
Including waiver and/or reimbursement and recapture	1.25%		1.25%	1.25%	1.24%	1.25	%(G)
Net investment income (loss) to average net assets	3.13%		2.04%	1.60%	1.95%	(0.74	)%(G)
Portfolio turnover rate	41%		52%	49%	35%	2	%(E)

(A)	Commenced operations on September 28, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.19%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investments in which the Fund invests.
(G)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica International Stock
	Class I
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$11.83		$8.65	$9.62	$9.19	$10.00

Investment operations:
Net investment income (loss) (B)	0.33		0.25	0.17	0.20	(0.00	)(C)
Net realized and unrealized gain (loss)	(2.43)		3.07	(1.13)	0.24	(0.81)
Total investment operations	(2.10)		3.32	(0.96)	0.44	(0.81)
Contributions from affiliate	0.02	(D)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.35)		(0.14)	(0.01)	(0.01)	—
Net realized gains	(0.63)		—	—	—	—
Total dividends and/or distributions to shareholders	(0.98)		(0.14)	(0.01)	(0.01)	—

Net asset value, end of period/year	$8.77		$11.83	$8.65	$9.62	$9.19
Total return	(19.02	)%(D)	38.63%	(9.98)%	4.81%	(8.10	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$547		$608	$439	$501	$459
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.93%		0.96%	1.03%	2.95%	14.44	%(G)
Including waiver and/or reimbursement and recapture	1.00%		1.00%	1.00%	0.99%	1.00	%(G)
Net investment income (loss) to average net assets	3.33%		2.25%	1.83%	2.21%	(0.49	)%(G)
Portfolio turnover rate	41%		52%	49%	35%	2	%(E)

(A)	Commenced operations on September 28, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.17%.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investments in which the Fund invests.
(G)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica International Stock
	Class I2
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$11.83	$8.65	$9.62	$9.19	$10.00

Investment operations:
Net investment income (loss) (B)	0.34	0.26	0.17	0.11	(0.00	)(C)
Net realized and unrealized gain (loss)	(2.42)	3.06	(1.13)	0.33	(0.81)
Total investment operations	(2.08)	3.32	(0.96)	0.44	(0.81)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.14)	(0.01)	(0.01)	—
Net realized gains	(0.63)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.97)	(0.14)	(0.01)	(0.01)	—

Net asset value, end of period/year	$8.78	$11.83	$8.65	$9.62	$9.19
Total return	(19.08)%	38.64%	(9.98)%	4.81%	(8.10	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$142,358	$136,492	$106,120	$76,498	$459
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.83%	0.85%	0.93%	2.85%	14.35	%(F)
Including waiver and/or reimbursement and recapture	0.83%	0.93%	1.00%	0.99%	1.00	%(F)
Net investment income (loss) to average net assets	3.37%	2.31%	1.89%	1.24%	(0.49	)%(F)
Portfolio turnover rate	41%	52%	49%	35%	2	%(D)

(A)	Commenced operations on September 28, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica International Stock
	Class R6
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$11.83	$8.65	$9.62	$9.19	$10.00

Investment operations:
Net investment income (loss) (B)	0.36	0.25	0.17	0.20	(0.00	)(C)
Net realized and unrealized gain (loss)	(2.45)	3.07	(1.13)	0.24	(0.81)
Total investment operations	(2.09)	3.32	(0.96)	0.44	(0.81)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.14)	(0.01)	(0.01)	—
Net realized gains	(0.63)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.97)	(0.14)	(0.01)	(0.01)	—

Net asset value, end of period/year	$8.77	$11.83	$8.65	$9.62	$9.19
Total return	(19.12)%	38.63%	(9.98)%	4.81%	(8.10	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$12,337	$601	$434	$482	$460
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.83%	0.86%	0.93%	2.85%	14.35	%(F)
Including waiver and/or reimbursement and recapture	0.92%	0.96%	1.00%	0.99%	1.00	%(F)
Net investment income (loss) to average net assets	3.70%	2.28%	1.85%	2.20%	(0.50	)%(F)
Portfolio turnover rate	41%	52%	49%	35%	2	%(D)

(A)	Commenced operations on September 28, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class A
	October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018
Net asset value, beginning of year	$14.07		$9.10		$10.97		$12.09		$13.56

Investment operations:
Net investment income (loss) (A)	0.11		0.09		0.19		0.19		0.14
Net realized and unrealized gain (loss)	(1.03)		4.98		(1.57)		(0.02	)(B)	(0.04)
Total investment operations	(0.92)		5.07		(1.38)		0.17		0.10
Contributions from affiliate	0.00	(C)(D)	—		—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.12)		(0.10)		(0.18)		(0.19)		(0.12)
Net realized gains	(0.23)		—		(0.31)		(1.10)		(1.45)
Total dividends and/or distributions to shareholders	(0.35)		(0.10)		(0.49)		(1.29)		(1.57)

Net asset value, end of year	$12.80		$14.07		$9.10		$10.97		$12.09
Total return (E)	(6.69	)%(D)	55.91%		(13.06)%		2.51%		0.56%

Ratio and supplemental data:
Net assets end of year (000’s)	$77,059		$82,859		$50,011		$81,213		$95,523
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.98%		0.99%		1.07%		1.08%		1.08%
Including waiver and/or reimbursement and recapture	0.98	%(F)	0.99	%(F)	1.07	%(F)	1.08%		1.08%
Net investment income (loss) to average net assets	0.81%		0.76%		1.93%		1.69%		1.06%
Portfolio turnover rate	26%		127%		184%		162%		139%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Rounds to less than $0.01 or $(0.01)
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class C
	October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018
Net asset value, beginning of year	$13.95		$9.05		$10.90		$12.01		$13.48

Investment operations:
Net investment income (loss) (A)	0.01		0.00	(B)	0.12		0.11		0.04
Net realized and unrealized gain (loss)	(1.02)		4.94		(1.57)		(0.02	)(C)	(0.02)
Total investment operations	(1.01)		4.94		(1.45)		0.09		0.02
Contributions from affiliate	0.00	(B)(D)	—		—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.01)		(0.04)		(0.09)		(0.10)		(0.04)
Net realized gains	(0.23)		—		(0.31)		(1.10)		(1.45)
Total dividends and/or distributions to shareholders	(0.24)		(0.04)		(0.40)		(1.20)		(1.49)

Net asset value, end of year	$12.70		$13.95		$9.05		$10.90		$12.01
Total return (E)	(7.34	)%(D)	54.71%		(13.77)%		1.81%		(0.16)%

Ratio and supplemental data:
Net assets end of year (000’s)	$17,682		$19,204		$14,804		$38,234		$49,839
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.75%		1.76%		1.83%		1.82%		1.80%
Including waiver and/or reimbursement and recapture	1.75	%(F)	1.76	%(F)	1.83	%(F)	1.82%		1.80%
Net investment income (loss) to average net assets	0.04%		0.02%		1.21%		0.96%		0.33%
Portfolio turnover rate	26%		127%		184%		162%		139%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class I
	October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018
Net asset value, beginning of year	$14.19		$9.17		$11.05		$12.16		$13.64

Investment operations:
Net investment income (loss) (A)	0.16		0.14		0.24		0.23		0.17
Net realized and unrealized gain (loss)	(1.04)		5.01		(1.59)		(0.02	)(B)	(0.04)
Total investment operations	(0.88)		5.15		(1.35)		0.21		0.13
Contributions from affiliate	0.01	(C)	—		—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.17)		(0.13)		(0.22)		(0.22)		(0.16)
Net realized gains	(0.23)		—		(0.31)		(1.10)		(1.45)
Total dividends and/or distributions to shareholders	(0.40)		(0.13)		(0.53)		(1.32)		(1.61)

Net asset value, end of year	$12.92		$14.19		$9.17		$11.05		$12.16
Total return	(6.27	)%(C)	56.42%		(12.67)%		2.88%		0.78%

Ratio and supplemental data:
Net assets end of year (000’s)	$99,796		$108,943		$72,131		$251,629		$375,161
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%		0.72%		0.77%		0.79%		0.80%
Including waiver and/or reimbursement and recapture	0.63	%(D)(E)	0.63	%(E)	0.68	%(E)	0.77	%(E)	0.80%
Net investment income (loss) to average net assets	1.16%		1.16%		2.38%		2.02%		1.31%
Portfolio turnover rate	26%		127%		184%		162%		139%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.09%.
(D)	TAM has contractually agreed to reimburse 0.09% of the transfer agency fees through March 1, 2023. These amounts are not subject to recapture by TAM.
(E)	TAM contractually agreed to reimburse 0.09% of the sub-transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class I2
	October 31, 2022	October 31, 2021	October 31, 2020		October 31, 2019		October 31, 2018
Net asset value, beginning of year	$14.16	$9.16	$11.04		$12.16		$13.63

Investment operations:
Net investment income (loss) (A)	0.16	0.14	0.21		0.23		0.19
Net realized and unrealized gain (loss)	(1.05)	5.00	(1.56)		(0.02	)(B)	(0.03)
Total investment operations	(0.89)	5.14	(1.35)		0.21		0.16
Contributions from affiliate	—	—	—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.14)	(0.22)		(0.23)		(0.18)
Net realized gains	(0.23)	—	(0.31)		(1.10)		(1.45)
Total dividends and/or distributions to shareholders	(0.39)	(0.14)	(0.53)		(1.33)		(1.63)

Net asset value, end of year	$12.88	$14.16	$9.16		$11.04		$12.16
Total return	(6.37)%	56.43%	(12.66)%		2.90%		0.96%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,684,204	$2,294,601	$1,454,992		$1,523,734		$1,664,184
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.62%	0.62%	0.66%		0.69%		0.69%
Including waiver and/or reimbursement and recapture	0.62%	0.61%	0.66	%(C)	0.69%		0.69%
Net investment income (loss) to average net assets	1.16%	1.12%	2.23%		2.06%		1.46%
Portfolio turnover rate	26%	127%	184%		162%		139%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class R6
	October 31, 2022	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018
Net asset value, beginning of year	$14.16	$9.16		$11.04		$12.16		$13.63

Investment operations:
Net investment income (loss) (A)	0.15	0.15		0.22		0.23		0.18
Net realized and unrealized gain (loss)	(1.04)	4.99		(1.57)		(0.02	)(B)	(0.02)
Total investment operations	(0.89)	5.14		(1.35)		0.21		0.16
Contributions from affiliate	—	—		—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.14)		(0.22)		(0.23)		(0.18)
Net realized gains	(0.23)	—		(0.31)		(1.10)		(1.45)
Total dividends and/or distributions to shareholders	(0.39)	(0.14)		(0.53)		(1.33)		(1.63)

Net asset value, end of year	$12.88	$14.16		$9.16		$11.04		$12.16
Total return	(6.37)%	56.42%		(12.66)%		2.90%		0.96%

Ratio and supplemental data:
Net assets end of year (000’s)	$43,589	$24,977		$25,121		$30,426		$27,069
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.62%	0.62%		0.66%		0.69%		0.69%
Including waiver and/or reimbursement and recapture	0.62%	0.62	%(C)	0.66	%(C)	0.69%		0.69%
Net investment income (loss) to average net assets	1.16%	1.23%		2.30%		2.06%		1.42%
Portfolio turnover rate	26%	127%		184%		162%		139%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Large Core
	Class I3
	October 31, 2022	October 31, 2021	October 31, 2020		October 31, 2019	October 31, 2018
Net asset value, beginning of year	$13.68	$10.52	$9.95		$11.12	$11.02

Investment operations:
Net investment income (loss) (A)	0.12	0.13	0.14		0.16	0.14
Net realized and unrealized gain (loss)	(1.57)	4.06	0.60		0.64	0.55
Total investment operations	(1.45)	4.19	0.74		0.80	0.69

Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.13)	(0.17)		(0.16)	(0.14)
Net realized gains	(1.94)	(0.90)	(0.00	)(B)	(1.81)	(0.45)
Total dividends and/or distributions to shareholders	(2.06)	(1.03)	(0.17)		(1.97)	(0.59)

Net asset value, end of year	$10.17	$13.68	$10.52		$9.95	$11.12
Total return	(12.58)%	42.24%	7.62%		10.53%	6.20%

Ratio and supplemental data:
Net assets end of year (000’s)	$109,512	$136,168	$109,142		$191,543	$189,483
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.52%	0.51%	0.52%		0.51%	0.66%
Including waiver and/or reimbursement and recapture	0.52%	0.51%	0.52%		0.57%	0.64%
Net investment income (loss) to average net assets	1.03%	1.03%	1.41%		1.63%	1.24%
Portfolio turnover rate	77%	82%	83%		82%	130%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Large Core
	Class R
	October 31, 2022	October 31, 2021	October 31, 2020		October 31, 2019	October 31, 2018
Net asset value, beginning of year	$13.68	$10.52	$9.95		$11.11	$11.01

Investment operations:
Net investment income (loss) (A)	0.06	0.07	0.09		0.11	0.08
Net realized and unrealized gain (loss)	(1.56)	4.06	0.60		0.65	0.55
Total investment operations	(1.50)	4.13	0.69		0.76	0.63

Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.07)	(0.12)		(0.11)	(0.08)
Net realized gains	(1.94)	(0.90)	(0.00	)(B)	(1.81)	(0.45)
Total dividends and/or distributions to shareholders	(2.00)	(0.97)	(0.12)		(1.92)	(0.53)

Net asset value, end of year	$10.18	$13.68	$10.52		$9.95	$11.11
Total return	(13.03)%	41.64%	7.05%		10.05%	5.67%

Ratio and supplemental data:
Net assets end of year (000’s)	$49,946	$66,418	$55,318		$61,472	$72,764
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	1.02%	1.01%	1.02%		1.01%	1.15%
Including waiver and/or reimbursement and recapture	1.02%	1.01%	1.02%		1.06%	1.14%
Net investment income (loss) to average net assets	0.54%	0.54%	0.91%		1.15%	0.74%
Portfolio turnover rate	77%	82%	83%		82%	130%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Large Core
	Class R4
	October 31, 2022	October 31, 2021	October 31, 2020		October 31, 2019	October 31, 2018
Net asset value, beginning of year	$13.68	$10.52	$9.95		$11.12	$11.01

Investment operations:
Net investment income (loss) (A)	0.09	0.10	0.12		0.13	0.12
Net realized and unrealized gain (loss)	(1.56)	4.06	0.59		0.64	0.55
Total investment operations	(1.47)	4.16	0.71		0.77	0.67

Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.10)	(0.14)		(0.13)	(0.11)
Net realized gains	(1.94)	(0.90)	(0.00	)(B)	(1.81)	(0.45)
Total dividends and/or distributions to shareholders	(2.03)	(1.00)	(0.14)		(1.94)	(0.56)

Net asset value, end of year	$10.18	$13.68	$10.52		$9.95	$11.12
Total return	(12.73)%	41.88%	7.31%		10.15%	6.00%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,391	$2,800	$2,045		$5,039	$5,386
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.77%	0.76%	0.78%		0.76%	0.91%
Including waiver and/or reimbursement and recapture	0.77%	0.76%	0.78%		0.88%	0.89%
Net investment income (loss) to average net assets	0.78%	0.77%	1.20%		1.33%	1.01%
Portfolio turnover rate	77%	82%	83%		82%	130%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Large Growth
	Class I3
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$20.56	$17.03	$13.09	$12.45	$11.72

Investment operations:
Net investment income (loss) (A)	(0.04)	(0.07)	(0.04)	0.01	0.03
Net realized and unrealized gain (loss)	(7.68)	6.42	6.45	1.66	1.22
Total investment operations	(7.72)	6.35	6.41	1.67	1.25

Dividends and/or distributions to shareholders:
Net investment income	—	—	—	(0.01)	(0.07)
Net realized gains	(3.81)	(2.82)	(2.47)	(1.02)	(0.45)
Total dividends and/or distributions to shareholders	(3.81)	(2.82)	(2.47)	(1.03)	(0.52)

Net asset value, end of year	$9.03	$20.56	$17.03	$13.09	$12.45
Total return	(45.20)%	39.76%	57.90%	15.57%	10.94%

Ratio and supplemental data:
Net assets end of year (000’s)	$303,089	$971,642	$769,670	$640,098	$622,541
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70%	0.69%	0.69%	0.70%	0.70%
Including waiver and/or reimbursement and recapture	0.70%	0.69%	0.69%	0.69%	0.65%
Net investment income (loss) to average net assets	(0.32)%	(0.36)%	(0.31)%	0.10%	0.20%
Portfolio turnover rate	60%	48%	39%	63%	34%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Large Growth
	Class R
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018
Net asset value, beginning of year	$20.13	$16.79	$13.00	$12.41		$11.71

Investment operations:
Net investment income (loss) (A)	(0.09)	(0.16)	(0.11)	(0.05)		(0.04)
Net realized and unrealized gain (loss)	(7.48)	6.32	6.37	1.66		1.23
Total investment operations	(7.57)	6.16	6.26	1.61		1.19

Dividends and/or distributions to shareholders:
Net investment income	—	—	—	—		(0.04)
Net realized gains	(3.81)	(2.82)	(2.47)	(1.02)		(0.45)
Total dividends and/or distributions to shareholders	(3.81)	(2.82)	(2.47)	(1.02)		(0.49)

Net asset value, end of year	$8.75	$20.13	$16.79	$13.00		$12.41
Total return	(45.47)%	39.11%	57.02%	15.06%		10.39%

Ratio and supplemental data:
Net assets end of year (000’s)	$92,615	$200,390	$161,089	$118,346		$140,192
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.19%	1.18%	1.19%	1.19%		1.19%
Including waiver and/or reimbursement and recapture	1.19%	1.18%	1.19%	1.19	%(B)	1.15%
Net investment income (loss) to average net assets	(0.81)%	(0.86)%	(0.81)%	(0.38)%		(0.30)%
Portfolio turnover rate	60%	48%	39%	63%		34%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Large Growth
	Class R4
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$20.40	$16.94	$13.06	$12.44	$11.72

Investment operations:
Net investment income (loss) (A)	(0.06)	(0.11)	(0.07)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	(7.61)	6.39	6.42	1.65	1.23
Total investment operations	(7.67)	6.28	6.35	1.64	1.22

Dividends and/or distributions to shareholders:
Net investment income	—	—	—	—	(0.05)
Net realized gains	(3.81)	(2.82)	(2.47)	(1.02)	(0.45)
Total dividends and/or distributions to shareholders	(3.81)	(2.82)	(2.47)	(1.02)	(0.50)

Net asset value, end of year	$8.92	$20.40	$16.94	$13.06	$12.44
Total return	(45.34)%	39.52%	57.53%	15.29%	10.68%

Ratio and supplemental data:
Net assets end of year (000’s)	$16,757	$64,361	$49,984	$34,955	$37,269
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95%	0.94%	0.94%	0.95%	0.95%
Including waiver and/or reimbursement and recapture	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income (loss) to average net assets	(0.53)%	(0.58)%	(0.52)%	(0.10)%	(0.04)%
Portfolio turnover rate	60%	48%	39%	63%	34%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Large Growth
	Class R6
	October 31, 2022	October 31, 2021 (A)
Net asset value, beginning of period/year	$20.55	$17.92

Investment operations:
Net investment income (loss) (B)	(0.03)	(0.04)
Net realized and unrealized gain (loss)	(7.69)	2.67
Total investment operations	(7.72)	2.63

Dividends and/or distributions to shareholders:
Net realized gains	(3.81)	—

Net asset value, end of period/year	$9.02	$20.55
Total return	(45.25)%	14.73	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$20,288	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%	0.69	%(D)
Including waiver and/or reimbursement and recapture	0.69%	0.69	%(D)
Net investment income (loss) to average net assets	(0.31)%	(0.45	)%(D)
Portfolio turnover rate	60%	48%

(A)	Commenced operations on May 28, 2021.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Transamerica Large Value Opportunities
	Class I3
	October 31, 2022	October 31, 2021		October 31, 2020		October 31, 2019	October 31, 2018
Net asset value, beginning of year	$11.49	$8.16		$9.32		$10.75	$10.71

Investment operations:
Net investment income (loss) (A)	0.19	0.21		0.21		0.22	0.18
Net realized and unrealized gain (loss)	(0.28)	3.33		(1.09)		0.28	0.21
Total investment operations	(0.09)	3.54		(0.88)		0.50	0.39

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.21)		(0.23)		(0.22)	(0.17)
Net realized gains	(1.61)	—		(0.05)		(1.71)	(0.18)
Total dividends and/or distributions to shareholders	(1.81)	(0.21)		(0.28)		(1.93)	(0.35)

Net asset value, end of year	$9.59	$11.49		$8.16		$9.32	$10.75
Total return	(1.20)%	43.70%		(9.67)%		7.58%	3.60%

Ratio and supplemental data:
Net assets end of year (000’s)	$259,718	$313,063		$254,111		$438,107	$458,786
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.50%	0.49%		0.50%		0.49%	0.52%
Including waiver and/or reimbursement and recapture	0.50%	0.49	%(C)	0.50	%(C)	0.50%	0.49%
Net investment income (loss) to average net assets	1.87%	2.04%		2.36%		2.38%	1.64%
Portfolio turnover rate	119%	117%		116%		118%	137%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Large Value Opportunities
	Class R
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$11.50	$8.17	$9.33	$10.75	$10.71

Investment operations:
Net investment income (loss) (A)	0.14	0.16	0.16	0.18	0.13
Net realized and unrealized gain (loss)	(0.27)	3.33	(1.09)	0.28	0.21
Total investment operations	(0.13)	3.49	(0.93)	0.46	0.34

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.16)	(0.18)	(0.17)	(0.12)
Net realized gains	(1.61)	—	(0.05)	(1.71)	(0.18)
Total dividends and/or distributions to shareholders	(1.76)	(0.16)	(0.23)	(1.88)	(0.30)

Net asset value, end of year	$9.61	$11.50	$8.17	$9.33	$10.75
Total return	(1.63)%	42.93%	(10.05)%	6.97%	3.08%

Ratio and supplemental data:
Net assets end of year (000’s)	$61,830	$70,159	$56,104	$73,596	$103,701
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.99%	0.98%	0.99%	0.99%	1.01%
Including waiver and/or reimbursement and recapture	1.00%	1.00%	1.00%	1.00%	0.99%
Net investment income (loss) to average net assets	1.37%	1.53%	1.89%	1.91%	1.14%
Portfolio turnover rate	119%	117%	116%	118%	137%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Large Value Opportunities
	Class R4
	October 31, 2022		October 31, 2021	October 31, 2020		October 31, 2019	October 31, 2018
Net asset value, beginning of year	$11.51		$8.17	$9.33		$10.75	$10.71

Investment operations:
Net investment income (loss) (A)	0.16		0.19	0.19		0.20	0.15
Net realized and unrealized gain (loss)	(0.28)		3.34	(1.10)		0.29	0.21
Total investment operations	(0.12)		3.53	(0.91)		0.49	0.36

Dividends and/or distributions to shareholders:
Net investment income	(0.17)		(0.19)	(0.20)		(0.20)	(0.14)
Net realized gains	(1.61)		—	(0.05)		(1.71)	(0.18)
Total dividends and/or distributions to shareholders	(1.78)		(0.19)	(0.25)		(1.91)	(0.32)

Net asset value, end of year	$9.61		$11.51	$8.17		$9.33	$10.75
Total return	(1.46)%		43.42%	(9.81)%		7.31%	3.32%

Ratio and supplemental data:
Net assets end of year (000’s)	$9,087		$10,065	$19,376		$38,170	$36,445
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.75%		0.74%	0.75%		0.74%	0.77%
Including waiver and/or reimbursement and recapture	0.75	%(C)	0.75%	0.75	%(C)	0.75%	0.74%
Net investment income (loss) to average net assets	1.61%		1.83%	2.13%		2.14%	1.39%
Portfolio turnover rate	119%		117%	116%		118%	137%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Mid Cap Growth
	Class A
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$15.14		$11.91	$10.33	$12.98	$14.14

Investment operations:
Net investment income (loss) (A)	(0.06)		(0.11)	(0.07)	(0.06)	(0.01)
Net realized and unrealized gain (loss)	(4.03)		3.98	1.83	1.58	(0.91	)(B)
Total investment operations	(4.09)		3.87	1.76	1.52	(0.92)
Contributions from affiliate	0.00	(C)(D)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(C)	—	—	(0.01)	(0.01)
Net realized gains	(4.35)		(0.64)	(0.18)	(4.16)	(0.23)
Total dividends and/or distributions to shareholders	(4.35)		(0.64)	(0.18)	(4.17)	(0.24)

Net asset value, end of year	$6.70		$15.14	$11.91	$10.33	$12.98
Total return (E)	(35.42	)%(D)	33.21%	17.25%	23.15%	(6.88)%

Ratio and supplemental data:
Net assets end of year (000’s)	$10,385		$16,740	$12,670	$11,984	$8,997
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.23%		1.17%	1.19%	1.31%	1.28%
Including waiver and/or reimbursement and recapture	1.23	%(F)	1.17%	1.19%	1.20%	1.10%
Net investment income (loss) to average net assets	(0.72)%		(0.79)%	(0.68)%	(0.62)%	(0.04)%
Portfolio turnover rate	77%		99%	91%	136%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Mid Cap Growth
	Class C
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$14.01		$11.14	$9.74	$12.55	$13.77

Investment operations:
Net investment income (loss) (A)	(0.12)		(0.20)	(0.14)	(0.12)	(0.11)
Net realized and unrealized gain (loss)	(3.63)		3.71	1.72	1.47	(0.88	)(B)
Total investment operations	(3.75)		3.51	1.58	1.35	(0.99)
Contributions from affiliate	0.09	(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net realized gains	(4.35)		(0.64)	(0.18)	(4.16)	(0.23)

Net asset value, end of year	$6.00		$14.01	$11.14	$9.74	$12.55
Total return (D)	(35.05	)%(C)	32.24%	16.43%	22.29%	(7.58)%

Ratio and supplemental data:
Net assets end of year (000’s)	$544		$1,659	$1,341	$1,370	$1,268
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.07%		1.90%	1.94%	2.06%	2.05%
Including waiver and/or reimbursement and recapture	2.02%		1.90%	1.94%	1.93%	1.85%
Net investment income (loss) to average net assets	(1.52)%		(1.52)%	(1.43)%	(1.34)%	(0.79)%
Portfolio turnover rate	77%		99%	91%	136%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.92%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Mid Cap Growth
	Class I
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$15.44		$12.10	$10.46	$13.09	$14.27

Investment operations:
Net investment income (loss) (A)	(0.03)		(0.07)	(0.04)	(0.03)	0.03
Net realized and unrealized gain (loss)	(4.15)		4.05	1.86	1.60	(0.93	)(B)
Total investment operations	(4.18)		3.98	1.82	1.57	(0.90)
Contributions from affiliate	0.02	(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.02)		—	—	(0.04)	(0.05)
Net realized gains	(4.35)		(0.64)	(0.18)	(4.16)	(0.23)
Total dividends and/or distributions to shareholders	(4.37)		(0.64)	(0.18)	(4.20)	(0.28)

Net asset value, end of year	$6.91		$15.44	$12.10	$10.46	$13.09
Total return	(35.12	)%(C)	33.62%	17.61%	23.45%	(6.64)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,568		$2,417	$1,488	$769	$664
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%		0.87%	0.88%	1.00%	0.99%
Including waiver and/or reimbursement and recapture	0.87%		0.87%	0.88%	0.90%	0.85%
Net investment income (loss) to average net assets	(0.36)%		(0.50)%	(0.38)%	(0.32)%	0.20%
Portfolio turnover rate	77%		99%	91%	136%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.09%.

For a share outstanding during the years indicated:	Transamerica Mid Cap Growth
	Class I2
	October 31, 2022	October 31, 2021	October 31, 2020		October 31, 2019	October 31, 2018
Net asset value, beginning of year	$15.58	$12.19	$10.53		$13.10	$14.31

Investment operations:
Net investment income (loss) (A)	(0.02)	(0.05)	(0.03)		(0.04)	0.07
Net realized and unrealized gain (loss)	(4.20)	4.08	1.87		1.63	(0.99	)(B)
Total investment operations	(4.22)	4.03	1.84		1.59	(0.92)
Contributions from affiliate	—	—	—		—	—

Dividends and/or distributions to shareholders:
Net investment income	—	—	—		—	(0.06)
Net realized gains	(4.35)	(0.64)	(0.18)		(4.16)	(0.23)
Total dividends and/or distributions to shareholders	(4.35)	(0.64)	(0.18)		(4.16)	(0.29)

Net asset value, end of year	$7.01	$15.58	$12.19		$10.53	$13.10
Total return	(35.18)%	33.79%	17.69%		23.34%	(6.60)%

Ratio and supplemental data:
Net assets end of year (000’s)	$230,060	$302,016	$391,784		$156,858	$9
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.76%	0.77%		0.88%	0.86%
Including waiver and/or reimbursement and recapture	0.77%	0.76%	0.77	%(C)	0.85%	0.74%
Net investment income (loss) to average net assets	(0.25)%	(0.37)%	(0.29)%		(0.41)%	0.45%
Portfolio turnover rate	77%	99%	91%		136%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Mid Cap Growth
	Class I3
	October 31, 2022	October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$15.56	$12.17		$10.51	$13.14	$14.32

Investment operations:
Net investment income (loss) (A)	(0.02)	(0.05)		(0.03)	(0.03)	0.05
Net realized and unrealized gain (loss)	(4.19)	4.08		1.87	1.61	(0.95	)(B)
Total investment operations	(4.21)	4.03		1.84	1.58	(0.90)
Contributions from affiliate	—	—		—	—	—

Dividends and/or distributions to shareholders:
Net investment income	—	—		—	(0.05)	(0.05)
Net realized gains	(4.35)	(0.64)		(0.18)	(4.16)	(0.23)
Total dividends and/or distributions to shareholders	(4.35)	(0.64)		(0.18)	(4.21)	(0.28)

Net asset value, end of year	$7.00	$15.56		$12.17	$10.51	$13.14
Total return	(35.11)%	33.64%		17.71%	23.41%	(6.49)%

Ratio and supplemental data:
Net assets end of year (000’s)	$22,531	$36,970		$35,975	$38,275	$36,797
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78%	0.76%		0.76%	0.88%	0.87%
Including waiver and/or reimbursement and recapture	0.78%	0.76	%(C)	0.78%	0.84%	0.75%
Net investment income (loss) to average net assets	(0.26)%	(0.38)%		(0.27)%	(0.27)%	0.32%
Portfolio turnover rate	77%	99%		91%	136%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Mid Cap Growth
	Class R
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$15.29	$12.03	$10.45	$13.08	$14.26

Investment operations:
Net investment income (loss) (A)	(0.06)	(0.12)	(0.09)	(0.07)	(0.03)
Net realized and unrealized gain (loss)	(4.09)	4.02	1.85	1.60	(0.92	)(B)
Total investment operations	(4.15)	3.90	1.76	1.53	(0.95)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net realized gains	(4.35)	(0.64)	(0.18)	(4.16)	(0.23)

Net asset value, end of year	$6.79	$15.29	$12.03	$10.45	$13.08
Total return	(35.47)%	33.13%	17.05%	22.79%	(6.89)%

Ratio and supplemental data:
Net assets end of year (000’s)	$14,603	$25,582	$22,527	$20,748	$19,711
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.27%	1.25%	1.26%	1.37%	1.37%
Including waiver and/or reimbursement and recapture	1.27%	1.25%	1.32%	1.35%	1.27%
Net investment income (loss) to average net assets	(0.76)%	(0.88)%	(0.81)%	(0.76)%	(0.19)%
Portfolio turnover rate	77%	99%	91%	136%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Mid Cap Growth
	Class R4
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$15.53	$12.17	$10.53	$13.13	$14.30

Investment operations:
Net investment income (loss) (A)	(0.04)	(0.08)	(0.05)	(0.03)	0.02
Net realized and unrealized gain (loss)	(4.17)	4.08	1.87	1.60	(0.95	)(B)
Total investment operations	(4.21)	4.00	1.82	1.57	(0.93)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	—	—	—	(0.01)	(0.01)
Net realized gains	(4.35)	(0.64)	(0.18)	(4.16)	(0.23)
Total dividends and/or distributions to shareholders	(4.35)	(0.64)	(0.18)	(4.17)	(0.24)

Net asset value, end of year	$6.97	$15.53	$12.17	$10.53	$13.13
Total return	(35.26)%	33.59%	17.50%	23.05%	(6.64)%

Ratio and supplemental data:
Net assets end of year (000’s)	$127	$192	$334	$357	$4,709
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03%	1.01%	1.01%	1.13%	1.12%
Including waiver and/or reimbursement and recapture	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income (loss) to average net assets	(0.43)%	(0.54)%	(0.43)%	(0.32)%	0.17%
Portfolio turnover rate	77%	99%	91%	136%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

For a share outstanding during the period and year indicated:	Transamerica Mid Cap Growth
	Class R6
	October 31, 2022	October 31, 2021 (A)
Net asset value, beginning of period/year	$15.55	$13.87

Investment operations:
Net investment income (loss) (B)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	(4.18)	1.71
Total investment operations	(4.20)	1.68
Contributions from affiliate	—	—

Dividends and/or distributions to shareholders:
Net realized gains	(4.35)	—

Net asset value, end of period/year	$7.00	$15.55
Total return	(35.13)%	12.11	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$7,112	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.76	%(D)
Including waiver and/or reimbursement and recapture	0.77%	0.76	%(D)
Net investment income (loss) to average net assets	(0.27)%	(0.53	)%(D)
Portfolio turnover rate	77%	99%

(A)	Commenced operations on May 28, 2021.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Mid Cap Value Opportunities
	Class A
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$14.72		$10.05	$11.63	$11.53	$11.86

Investment operations:
Net investment income (loss) (A)	0.04		0.01	0.09	0.11	0.09
Net realized and unrealized gain (loss)	(0.52)		4.73	(1.29)	0.83	0.50
Total investment operations	(0.48)		4.74	(1.20)	0.94	0.59
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.02)		(0.07)	(0.04)	(0.11)	(0.09)
Net realized gains	(3.27)		—	(0.34)	(0.73)	(0.83)
Total dividends and/or distributions to shareholders	(3.29)		(0.07)	(0.38)	(0.84)	(0.92)

Net asset value, end of year	$10.95		$14.72	$10.05	$11.63	$11.53
Total return (D)	(4.39	)%(C)	47.42%	(10.80)%	9.64%	4.75%

Ratio and supplemental data:
Net assets end of year (000’s)	$27,425		$27,613	$14,788	$22,143	$108,568
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.19%		1.19%	1.31%	1.33%	1.25%
Including waiver and/or reimbursement and recapture	1.20%		1.20%	1.20%	1.11%	1.05%
Net investment income (loss) to average net assets	0.38%		0.06%	0.86%	1.01%	0.78%
Portfolio turnover rate	54%		54%	82%	77%	85%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Mid Cap Value Opportunities
	Class C
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018
Net asset value, beginning of year	$14.45		$9.87	$11.48	$11.35		$11.71

Investment operations:
Net investment income (loss) (A)	(0.03)		(0.07)	0.02	(0.00	)(B)	0.01
Net realized and unrealized gain (loss)	(0.51)		4.65	(1.28)	0.88		0.48
Total investment operations	(0.54)		4.58	(1.26)	0.88		0.49
Contributions from affiliate	0.00	(B)(C)	—	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	—		—	(0.01)	(0.02)		(0.02)
Net realized gains	(3.27)		—	(0.34)	(0.73)		(0.83)
Total dividends and/or distributions to shareholders	(3.27)		—	(0.35)	(0.75)		(0.85)

Net asset value, end of year	$10.64		$14.45	$9.87	$11.48		$11.35
Total return (D)	(4.93	)%(C)	46.40%	(11.43)%	9.00%		4.00%

Ratio and supplemental data:
Net assets end of year (000’s)	$16,522		$17,471	$13,167	$19,808		$17,476
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.86%		1.85%	1.91%	1.89%		1.88%
Including waiver and/or reimbursement and recapture	1.86%		1.85%	1.91%	1.86%		1.80%
Net investment income (loss) to average net assets	(0.28)%		(0.53)%	0.16%	(0.04)%		0.06%
Portfolio turnover rate	54%		54%	82%	77%		85%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Mid Cap Value Opportunities
	Class I
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$14.80		$10.11	$11.73	$11.60	$11.93

Investment operations:
Net investment income (loss) (A)	0.09		0.07	0.12	0.11	0.13
Net realized and unrealized gain (loss)	(0.52)		4.73	(1.28)	0.89	0.49
Total investment operations	(0.43)		4.80	(1.16)	1.00	0.62
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.07)		(0.11)	(0.12)	(0.14)	(0.12)
Net realized gains	(3.27)		—	(0.34)	(0.73)	(0.83)
Total dividends and/or distributions to shareholders	(3.34)		(0.11)	(0.46)	(0.87)	(0.95)

Net asset value, end of year	$11.03		$14.80	$10.11	$11.73	$11.60
Total return	(3.91	)%(B)	47.90%	(10.48)%	9.99%	5.16%

Ratio and supplemental data:
Net assets end of year (000’s)	$734,476		$656,368	$475,103	$512,150	$368,787
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%		0.83%	0.85%	0.85%	0.85%
Including waiver and/or reimbursement and recapture	0.84%		0.83%	0.85%	0.84%	0.80%
Net investment income (loss) to average net assets	0.74%		0.48%	1.16%	0.94%	1.09%
Portfolio turnover rate	54%		54%	82%	77%	85%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(C)	Rounds to less than $0.01 or $(0.01).

For a share outstanding during the years indicated:	Transamerica Mid Cap Value Opportunities
	Class I2
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018
Net asset value, beginning of year	$14.83	$10.12	$11.74	$11.62		$11.95

Investment operations:
Net investment income (loss) (A)	0.10	0.09	0.13	0.12		0.14
Net realized and unrealized gain (loss)	(0.53)	4.74	(1.28)	0.88		0.49
Total investment operations	(0.43)	4.83	(1.15)	1.00		0.63
Contributions from affiliate	—	—	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.12)	(0.13)	(0.15)		(0.13)
Net realized gains	(3.27)	—	(0.34)	(0.73)		(0.83)
Total dividends and/or distributions to shareholders	(3.35)	(0.12)	(0.47)	(0.88)		(0.96)

Net asset value, end of year	$11.05	$14.83	$10.12	$11.74		$11.62
Total return	(3.84)%	47.93%	(10.31)%	10.04%		5.26%

Ratio and supplemental data:
Net assets end of year (000’s)	$171,713	$219,525	$293,440	$277,692		$280,299
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.74%	0.75%	0.75%		0.75%
Including waiver and/or reimbursement and recapture	0.75%	0.74%	0.75%	0.75	%(B)	0.71%
Net investment income (loss) to average net assets	0.83%	0.68%	1.21%	1.09%		1.15%
Portfolio turnover rate	54%	54%	82%	77%		85%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Mid Cap Value Opportunities
	Class I3
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018
Net asset value, beginning of year	$14.89	$10.17	$11.80	$11.67		$11.96

Investment operations:
Net investment income (loss) (A)	0.10	0.08	0.13	0.12		0.14
Net realized and unrealized gain (loss)	(0.52)	4.76	(1.29)	0.90		0.48
Total investment operations	(0.42)	4.84	(1.16)	1.02		0.62
Contributions from affiliate	—	—	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.12)	(0.13)	(0.16)		(0.08)
Net realized gains	(3.27)	—	(0.34)	(0.73)		(0.83)
Total dividends and/or distributions to shareholders	(3.35)	(0.12)	(0.47)	(0.89)		(0.91)

Net asset value, end of year	$11.12	$14.89	$10.17	$11.80		$11.67
Total return	(3.81)%	48.03%	(10.43)%	10.10%		5.19%

Ratio and supplemental data:
Net assets end of year (000’s)	$99,003	$128,122	$114,102	$212,674		$231,307
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.74%	0.75%	0.75%		0.75%
Including waiver and/or reimbursement and recapture	0.75%	0.74%	0.75%	0.75	%(B)	0.70%
Net investment income (loss) to average net assets	0.83%	0.60%	1.28%	1.09%		1.16%
Portfolio turnover rate	54%	54%	82%	77%		85%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Mid Cap Value Opportunities
	Class R
	October 31, 2022		October 31, 2021	October 31, 2020		October 31, 2019		October 31, 2018
Net asset value, beginning of year	$14.86		$10.15	$11.77		$11.63		$11.92

Investment operations:
Net investment income (loss) (A)	0.04		0.01	0.08		0.07		0.07
Net realized and unrealized gain (loss)	(0.53)		4.77	(1.29)		0.88		0.50
Total investment operations	(0.49)		4.78	(1.21)		0.95		0.57
Contributions from affiliate	0.00	(B)(C)	—	—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.07)	(0.07)		(0.08)		(0.03)
Net realized gains	(3.27)		—	(0.34)		(0.73)		(0.83)
Total dividends and/or distributions to shareholders	(3.27)		(0.07)	(0.41)		(0.81)		(0.86)

Net asset value, end of year	$11.10		$14.86	$10.15		$11.77		$11.63
Total return	(4.34	)%(C)	47.20%	(10.77)%		9.45%		4.70%

Ratio and supplemental data:
Net assets end of year (000’s)	$52,688		$58,856	$46,194		$62,961		$69,546
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.24%		1.23%	1.25%		1.25%		1.26%
Including waiver and/or reimbursement and recapture	1.25%		1.25%	1.25	%(D)	1.25	%(D)	1.24%
Net investment income (loss) to average net assets	0.33%		0.07%	0.79%		0.60%		0.63%
Portfolio turnover rate	54%		54%	82%		77%		85%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Mid Cap Value Opportunities
	Class R4
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$14.92	$10.19	$11.79	$11.66	$11.94

Investment operations:
Net investment income (loss) (A)	0.08	0.06	0.12	0.12	0.11
Net realized and unrealized gain (loss)	(0.53)	4.77	(1.30)	0.87	0.50
Total investment operations	(0.45)	4.83	(1.18)	0.99	0.61
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.05)	(0.10)	(0.08)	(0.13)	(0.06)
Net realized gains	(3.27)	—	(0.34)	(0.73)	(0.83)
Total dividends and/or distributions to shareholders	(3.32)	(0.10)	(0.42)	(0.86)	(0.89)

Net asset value, end of year	$11.15	$14.92	$10.19	$11.79	$11.66
Total return	(3.99)%	47.83%	(10.55)%	9.83%	5.07%

Ratio and supplemental data:
Net assets end of year (000’s)	$82,892	$116,919	$83,065	$101,137	$362,082
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%	0.99%	1.00%	1.00%	1.00%
Including waiver and/or reimbursement and recapture	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income (loss) to average net assets	0.67%	0.40%	1.13%	1.06%	0.96%
Portfolio turnover rate	54%	54%	82%	77%	85%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Transamerica Mid Cap Value Opportunities
	Class R6
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018
Net asset value, beginning of year	$14.94	$10.19	$11.83	$11.70		$12.03

Investment operations:
Net investment income (loss) (A)	0.10	0.08	0.13	0.12		0.04
Net realized and unrealized gain (loss)	(0.53)	4.79	(1.30)	0.90		0.59
Total investment operations	(0.43)	4.87	(1.17)	1.02		0.63
Contributions from affiliate	—	—	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.12)	(0.13)	(0.16)		(0.13)
Net realized gains	(3.27)	—	(0.34)	(0.73)		(0.83)
Total dividends and/or distributions to shareholders	(3.35)	(0.12)	(0.47)	(0.89)		(0.96)

Net asset value, end of year	$11.16	$14.94	$10.19	$11.83		$11.70
Total return	(3.86)%	48.09%	(10.40)%	10.06%		5.22%

Ratio and supplemental data:
Net assets end of year (000’s)	$214,578	$190,702	$209,734	$222,061		$166,519
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.74%	0.75%	0.75%		0.75%
Including waiver and/or reimbursement and recapture	0.75%	0.74%	0.75%	0.75	%(B)	0.71%
Net investment income (loss) to average net assets	0.82%	0.62%	1.27%	1.08%		0.30%
Portfolio turnover rate	54%	54%	82%	77%		85%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Asset Income
	Class A
	October 31, 2022		October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$14.24		$11.53		$11.64	$10.91	$10.96

Investment operations:
Net investment income (loss) (A)	0.45		0.40		0.40	0.40	0.39
Net realized and unrealized gain (loss)	(1.62)		2.72		(0.09)	0.82	(0.05)
Total investment operations	(1.17)		3.12		0.31	1.22	0.34
Contributions from affiliate	0.00	(B)(C)	—		—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.46)		(0.41)		(0.41)	(0.36)	(0.35)
Net realized gains	(0.18)		—		(0.01)	(0.13)	(0.04)
Total dividends and/or distributions to shareholders	(0.64)		(0.41)		(0.42)	(0.49)	(0.39)

Net asset value, end of year	$12.43		$14.24		$11.53	$11.64	$10.91
Total return (D)	(8.50	)%(C)	27.30%		2.91%	11.72%	3.11%

Ratio and supplemental data:
Net assets end of year (000’s)	$138,668		$134,310		$36,696	$34,731	$27,644
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01	%(E)	0.98	%(E)	1.03%	1.12%	1.20%
Including waiver and/or reimbursement and recapture	0.99	%(E)	0.98	%(E)	1.03%	1.12%	1.20%
Net investment income (loss) to average net assets	3.35%		2.89%		3.54%	3.59%	3.50%
Portfolio turnover rate	44%		45%		61%	53%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Multi-Asset Income
	Class C
	October 31, 2022		October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$14.17		$11.48		$11.59	$10.86	$10.92

Investment operations:
Net investment income (loss) (A)	0.35		0.30		0.32	0.31	0.31
Net realized and unrealized gain (loss)	(1.60)		2.70		(0.09)	0.84	(0.07)
Total investment operations	(1.25)		3.00		0.23	1.15	0.24
Contributions from affiliate	0.00	(B)(C)	—		—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.36)		(0.31)		(0.33)	(0.29)	(0.26)
Net realized gains	(0.18)		—		(0.01)	(0.13)	(0.04)
Total dividends and/or distributions to shareholders	(0.54)		(0.31)		(0.34)	(0.42)	(0.30)

Net asset value, end of year	$12.38		$14.17		$11.48	$11.59	$10.86
Total return (D)	(9.11	)%(C)	26.32%		2.17%	11.00%	2.24%

Ratio and supplemental data:
Net assets end of year (000’s)	$83,457		$87,104		$52,109	$46,600	$38,322
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.73	%(E)	1.71	%(E)	1.76%	1.85%	1.92%
Including waiver and/or reimbursement and recapture	1.71	%(E)	1.71	%(E)	1.76%	1.85%	1.92%
Net investment income (loss) to average net assets	2.64%		2.23%		2.82%	2.86%	2.80%
Portfolio turnover rate	44%		45%		61%	53%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Asset Income
	Class I
	October 31, 2022		October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$14.25		$11.53		$11.64	$10.91	$10.97

Investment operations:
Net investment income (loss) (A)	0.48		0.43		0.44	0.43	0.42
Net realized and unrealized gain (loss)	(1.60)		2.73		(0.10)	0.83	(0.06)
Total investment operations	(1.12)		3.16		0.34	1.26	0.36
Contributions from affiliate	0.00	(B)(C)	—		—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.51)		(0.44)		(0.44)	(0.40)	(0.38)
Net realized gains	(0.18)		—		(0.01)	(0.13)	(0.04)
Total dividends and/or distributions to shareholders	(0.69)		(0.44)		(0.45)	(0.53)	(0.42)

Net asset value, end of year	$12.44		$14.25		$11.53	$11.64	$10.91
Total return	(8.20	)%(C)	27.66%		3.17%	12.14%	3.27%

Ratio and supplemental data:
Net assets end of year (000’s)	$436,301		$347,653		$170,942	$153,353	$92,148
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75	%(D)	0.74	%(D)	0.78%	0.85%	0.93%
Including waiver and/or reimbursement and recapture	0.72	%(D)	0.72	%(D)	0.72%	0.83%	0.95%
Net investment income (loss) to average net assets	3.64%		3.20%		3.87%	3.86%	3.75%
Portfolio turnover rate	44%		45%		61%	53%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Multi-Asset Income
	Class I2
	October 31, 2022		October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$13.58		$11.01		$11.14	$10.47	$10.52

Investment operations:
Net investment income (loss) (A)	0.47		0.43		0.42	0.41	0.42
Net realized and unrealized gain (loss)	(1.52)		2.58		(0.09)	0.79	(0.06)
Total investment operations	(1.05)		3.01		0.33	1.20	0.36
Contributions from affiliate	—		—		—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.52)		(0.44)		(0.45)	(0.40)	(0.37)
Net realized gains	(0.18)		—		(0.01)	(0.13)	(0.04)
Total dividends and/or distributions to shareholders	(0.70)		(0.44)		(0.46)	(0.53)	(0.41)

Net asset value, end of year	$11.83		$13.58		$11.01	$11.14	$10.47
Total return	(8.15)%		27.79%		3.28%	12.03%	3.45%

Ratio and supplemental data:
Net assets end of year (000’s)	$16		$17		$13	$13	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.65	%(B)	0.64	%(B)	0.68%	0.74%	0.82%
Including waiver and/or reimbursement and recapture	0.64	%(B)	0.64	%(B)	0.68%	0.82%	0.82%
Net investment income (loss) to average net assets	3.71%		3.32%		3.89%	3.89%	3.88%
Portfolio turnover rate	44%		45%		61%	53%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class A
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$36.04		$30.23	$28.66	$27.54	$27.90

Investment operations:
Net investment income (loss) (A)	0.29		0.22	0.28	0.36	0.34
Net realized and unrealized gain (loss)	(5.41)		7.06	2.44	2.79	0.24
Total investment operations	(5.12)		7.28	2.72	3.15	0.58
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.27)		(0.22)	(0.30)	(0.37)	(0.35)
Net realized gains	(2.16)		(1.25)	(0.85)	(1.66)	(0.59)
Total dividends and/or distributions to shareholders	(2.43)		(1.47)	(1.15)	(2.03)	(0.94)

Net asset value, end of year	$28.49		$36.04	$30.23	$28.66	$27.54
Total return (D)	(15.21	)%(C)	24.80%	9.76%	12.53%	2.05%

Ratio and supplemental data:
Net assets end of year (000’s)	$578,116		$725,936	$572,827	$558,639	$532,861
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.96%		0.94%	1.01%	1.04%	1.03%
Including waiver and/or reimbursement and recapture	0.96	%(E)	0.94%	1.01%	1.04%	1.03%
Net investment income (loss) to average net assets	0.90%		0.65%	0.98%	1.34%	1.22%
Portfolio turnover rate	34%		40%	53%	41%	48%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class C
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$35.25		$29.62	$28.11	$27.04	$27.41

Investment operations:
Net investment income (loss) (A)	0.04		(0.03)	0.06	0.15	0.13
Net realized and unrealized gain (loss)	(5.27)		6.92	2.39	2.75	0.22
Total investment operations	(5.23)		6.89	2.45	2.90	0.35
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.04)		(0.01)	(0.09)	(0.17)	(0.13)
Net realized gains	(2.16)		(1.25)	(0.85)	(1.66)	(0.59)
Total dividends and/or distributions to shareholders	(2.20)		(1.26)	(0.94)	(1.83)	(0.72)

Net asset value, end of year	$27.82		$35.25	$29.62	$28.11	$27.04
Total return (D)	(15.84	)%(C)	23.88%	8.89%	11.73%	1.25%

Ratio and supplemental data:
Net assets end of year (000’s)	$168,320		$236,477	$216,561	$195,175	$184,727
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.71%		1.69%	1.76%	1.80%	1.79%
Including waiver and/or reimbursement and recapture	1.71	%(E)	1.69%	1.76%	1.80%	1.79%
Net investment income (loss) to average net assets	0.14%		(0.10)%	0.22%	0.58%	0.47%
Portfolio turnover rate	34%		40%	53%	41%	48%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class I
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$36.24		$30.39	$28.81	$27.67	$28.03

Investment operations:
Net investment income (loss) (A)	0.36		0.29	0.35	0.43	0.41
Net realized and unrealized gain (loss)	(5.45)		7.10	2.45	2.80	0.23
Total investment operations	(5.09)		7.39	2.80	3.23	0.64
Contributions from affiliate	0.04	(B)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.38)		(0.29)	(0.37)	(0.43)	(0.41)
Net realized gains	(2.16)		(1.25)	(0.85)	(1.66)	(0.59)
Total dividends and/or distributions to shareholders	(2.54)		(1.54)	(1.22)	(2.09)	(1.00)

Net asset value, end of year	$28.65		$36.24	$30.39	$28.81	$27.67
Total return	(14.93	)%(B)	25.06%	9.99%	12.79%	2.26%

Ratio and supplemental data:
Net assets end of year (000’s)	$325,378		$401,468	$296,123	$244,156	$232,308
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%		0.73%	0.79%	0.82%	0.82%
Including waiver and/or reimbursement and recapture	0.74%		0.73%	0.79%	0.82%	0.82%
Net investment income (loss) to average net assets	1.12%		0.85%	1.18%	1.55%	1.44%
Portfolio turnover rate	34%		40%	53%	41%	48%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.11%.

For a share outstanding during the period indicated:	Transamerica Multi-Managed Balanced
	Class R
	October 31, 2022(A)
Net asset value, beginning of period	$32.40

Investment operations:
Net investment income (loss) (B)	0.16
Net realized and unrealized gain (loss)	(3.88)
Total investment operations	(3.72)
Contributions from affiliate	—

Dividends and/or distributions to shareholders:
Net investment income	(0.15)

Net asset value, end of period	$28.53
Total return	(11.47	)%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$113
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.29	%(D)
Including waiver and/or reimbursement and recapture	1.03	%(D)
Net investment income (loss) to average net assets	0.81	%(D)
Portfolio turnover rate	34%

(A)	Commenced operations on March 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class R6
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$36.25	$30.39	$28.81	$27.67	$28.03

Investment operations:
Net investment income (loss) (A)	0.39	0.32	0.37	0.44	0.44
Net realized and unrealized gain (loss)	(5.45)	7.12	2.46	2.82	0.23
Total investment operations	(5.06)	7.44	2.83	3.26	0.67
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.33)	(0.40)	(0.46)	(0.44)
Net realized gains	(2.16)	(1.25)	(0.85)	(1.66)	(0.59)
Total dividends and/or distributions to shareholders	(2.53)	(1.58)	(1.25)	(2.12)	(1.03)

Net asset value, end of year	$28.66	$36.25	$30.39	$28.81	$27.67
Total return	(14.96)%	25.22%	10.11%	12.92%	2.37%

Ratio and supplemental data:
Net assets end of year (000’s)	$23,982	$30,794	$17,595	$13,458	$7,149
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.64%	0.63%	0.69%	0.71%	0.71%
Including waiver and/or reimbursement and recapture	0.64%	0.63%	0.69%	0.71%	0.71%
Net investment income (loss) to average net assets	1.22%	0.95%	1.28%	1.62%	1.54%
Portfolio turnover rate	34%	40%	53%	41%	48%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
Class A
October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$10.33	$10.32	$10.29	$10.05	$10.22

Investment operations:
Net investment income (loss) (A)	0.14	0.13	0.21	0.26	0.22
Net realized and unrealized gain (loss)	(0.69)	0.02	0.04	(B)	0.24	(0.17)
Total investment operations	(0.55)	0.15	0.25	0.50	0.05
Contributions from affiliate	0.00	(C)(D)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.14)	(0.22)	(0.26)	(0.22)

Net asset value, end of year	$9.63	$10.33	$10.32	$10.29	$10.05
Total return (E)	(5.35	)%(D)	1.46%	2.43%	5.04%	0.53%

Ratio and supplemental data:
Net assets end of year (000’s)	$623,306	$817,203	$731,602	$698,062	$732,815
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.71%	0.70%	0.72%	0.82%	0.85%
Including waiver and/or reimbursement and recapture	0.71	%(F)	0.70%	0.72%	0.82%	0.85%
Net investment income (loss) to average net assets	1.40%	1.27%	2.04%	2.54%	2.16%
Portfolio turnover rate	56%	44%	44%	61%	60%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Rounds to less than $0.01 or $(0.01).
(D)

Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
Class C
October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$10.31	$10.30	$10.27	$10.03	$10.20

Investment operations:
Net investment income (loss) (A)	0.06	0.05	0.13	0.18	0.14
Net realized and unrealized gain (loss)	(0.68)	0.02	0.03	(B)	0.24	(0.16)
Total investment operations	(0.62)	0.07	0.16	0.42	(0.02)
Contributions from affiliate	0.00	(C)(D)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.06)	(0.13)	(0.18)	(0.15)

Net asset value, end of year	$9.62	$10.31	$10.30	$10.27	$10.03
Total return (E)	(6.01	)%(D)	0.67%	1.62%	4.23%	(0.24)%

Ratio and supplemental data:
Net assets end of year (000’s)	$104,042	$157,464	$225,838	$294,497	$393,543
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.49%	1.48%	1.50%	1.61%	1.62%
Including waiver and/or reimbursement and recapture	1.49	%(F)	1.48%	1.50%	1.61%	1.62%
Net investment income (loss) to average net assets	0.61%	0.51%	1.28%	1.77%	1.40%
Portfolio turnover rate	56%	44%	44%	61%	60%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
Class I
October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$10.15	$10.15	$10.11	$9.88	$10.05

Investment operations:
Net investment income (loss) (A)	0.16	0.15	0.22	0.27	0.24
Net realized and unrealized gain (loss)	(0.68)	0.01	0.05	(B)	0.24	(0.17)
Total investment operations	(0.52)	0.16	0.27	0.51	0.07
Contributions from affiliate	0.01	(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.16)	(0.23)	(0.28)	(0.24)

Net asset value, end of year	$9.47	$10.15	$10.15	$10.11	$9.88
Total return	(4.96	)%(C)	1.57%	2.73%	5.20%	0.71%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,205,845	$2,398,836	$1,979,174	$1,745,843	$1,451,634
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.51%	0.50%	0.52%	0.62%	0.65%
Including waiver and/or reimbursement and recapture	0.51%	0.50%	0.52%	0.62%	0.65%
Net investment income (loss) to average net assets	1.63%	1.46%	2.24%	2.74%	2.39%
Portfolio turnover rate	56%	44%	44%	61%	60%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.07%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
Class I2
October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$10.14	$10.13	$10.11	$9.87	$10.04

Investment operations:
Net investment income (loss) (A)	0.18	0.16	0.24	0.28	0.24
Net realized and unrealized gain (loss)	(0.68)	0.02	0.02	(B)	0.25	(0.16)
Total investment operations	(0.50)	0.18	0.26	0.53	0.08
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.17)	(0.24)	(0.29)	(0.25)

Net asset value, end of year	$9.46	$10.14	$10.13	$10.11	$9.87
Total return	(5.00)%	1.77%	2.63%	5.41%	0.81%

Ratio and supplemental data:
Net assets end of year (000’s)	$337,449	$138,031	$155,005	$282,641	$220,648
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.41%	0.41%	0.42%	0.52%	0.55%
Including waiver and/or reimbursement and recapture	0.41%	0.41%	0.42%	0.52%	0.55%
Net investment income (loss) to average net assets	1.90%	1.56%	2.37%	2.85%	2.45%
Portfolio turnover rate	56%	44%	44%	61%	60%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
Class R6
October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$10.15	$10.14	$10.11	$9.87	$10.03

Investment operations:
Net investment income (loss) (A)	0.17	0.16	0.23	0.28	0.26
Net realized and unrealized gain (loss)	(0.67)	0.02	0.04	(B)	0.25	(0.17)
Total investment operations	(0.50)	0.18	0.27	0.53	0.09
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.17)	(0.24)	(0.29)	(0.25)

Net asset value, end of year	$9.47	$10.15	$10.14	$10.11	$9.87
Total return	(4.99)%	1.77%	2.74%	5.42%	0.92%

Ratio and supplemental data:
Net assets end of year (000’s)	$201,252	$217,665	$36,002	$28,807	$26,240
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.41%	0.40%	0.42%	0.52%	0.55%
Including waiver and/or reimbursement and recapture	0.41%	0.40%	0.42%	0.52%	0.55%
Net investment income (loss) to average net assets	1.73%	1.54%	2.32%	2.85%	2.65%
Portfolio turnover rate	56%	44%	44%	61%	60%

(A)	Calculated based on average number of shares outstanding.
(B)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the period.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class A
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$9.13		$6.55	$6.43	$6.51	$6.89

Investment operations:
Net investment income (loss) (A)	(0.06)		(0.07)	(0.07)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	(2.44)		3.32	0.65	0.61	0.34
Total investment operations	(2.50)		3.25	0.58	0.56	0.30
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net realized gains	(0.97)		(0.67)	(0.46)	(0.64)	(0.68)

Net asset value, end of year	$5.66		$9.13	$6.55	$6.43	$6.51
Total return (D)	(30.18	)%(C)	51.78%	9.34%	11.11%	4.50%

Ratio and supplemental data:
Net assets end of year (000’s)	$14,396		$24,973	$16,017	$14,777	$18,537
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.42%		1.34%	1.42%	1.47%	1.41%
Including waiver and/or reimbursement and recapture	1.40%		1.38%	1.40%	1.35%	1.25%
Net investment income (loss) to average net assets	(0.94)%		(0.91)%	(1.07)%	(0.81)%	(0.55)%
Portfolio turnover rate	38%		40%	69%	72%	55%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class C
	October 31, 2022		October 31, 2021	October 31, 2020		October 31, 2019	October 31, 2018
Net asset value, beginning of year	$7.83		$5.73	$5.72		$5.91	$6.35

Investment operations:
Net investment income (loss) (A)	(0.10)		(0.12)	(0.10)		(0.09)	(0.08)
Net realized and unrealized gain (loss)	(2.04)		2.89	0.57		0.54	0.32
Total investment operations	(2.14)		2.77	0.47		0.45	0.24
Contributions from affiliate	0.01	(B)	—	—		—	—

Dividends and/or distributions to shareholders:
Net realized gains	(0.97)		(0.67)	(0.46)		(0.64)	(0.68)

Net asset value, end of year	$4.73		$7.83	$5.73		$5.72	$5.91
Total return (C)	(30.50	)%(B)	50.73%	8.52%		10.28%	3.87%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,041		$4,305	$3,771		$4,131	$4,604
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.16%		2.08%	2.15%		2.19%	2.15%
Including waiver and/or reimbursement and recapture	2.14%		2.11%	2.15	%(D)	2.10%	2.00%
Net investment income (loss) to average net assets	(1.69)%		(1.64)%	(1.81)%		(1.55)%	(1.32)%
Portfolio turnover rate	38%		40%	69%		72%	55%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.20%.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class I
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$9.65	$6.87	$6.71	$6.74	$7.09

Investment operations:
Net investment income (loss) (A)	(0.05)	(0.05)	(0.05)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	(2.58)	3.50	0.67	0.64	0.35
Total investment operations	(2.63)	3.45	0.62	0.61	0.33
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net realized gains	(0.97)	(0.67)	(0.46)	(0.64)	(0.68)

Net asset value, end of year	$6.05	$9.65	$6.87	$6.71	$6.74
Total return	(29.87)%	52.32%	9.56%	11.50%	4.82%

Ratio and supplemental data:
Net assets end of year (000’s)	$21,199	$48,376	$35,706	$37,424	$31,592
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09%	1.06%	1.09%	1.13%	1.11%
Including waiver and/or reimbursement and recapture	1.08%	1.06%	1.09%	1.07%	1.00%
Net investment income (loss) to average net assets	(0.64)%	(0.59)%	(0.76)%	(0.54)%	(0.31)%
Portfolio turnover rate	38%	40%	69%	72%	55%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class I2
	October 31, 2022	October 31, 2021	October 31, 2020		October 31, 2019	October 31, 2018
Net asset value, beginning of year	$9.88	$7.02	$6.83		$6.85	$7.18

Investment operations:
Net investment income (loss) (A)	(0.04)	(0.04)	(0.05)		(0.03)	(0.01)
Net realized and unrealized gain (loss)	(2.66)	3.57	0.70		0.65	0.36
Total investment operations	(2.70)	3.53	0.65		0.62	0.35
Contributions from affiliate	—	—	—		—	—

Dividends and/or distributions to shareholders:
Net realized gains	(0.97)	(0.67)	(0.46)		(0.64)	(0.68)

Net asset value, end of year	$6.21	$9.88	$7.02		$6.83	$6.85
Total return	(29.89)%	52.35%	9.85%		11.48%	5.06%

Ratio and supplemental data:
Net assets end of year (000’s)	$70,676	$142,112	$79,099		$53,600	$35,995
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.99%	0.96%	1.00%		1.04%	1.01%
Including waiver and/or reimbursement and recapture	0.99%	0.97%	1.00	%(B)	1.00%	0.91%
Net investment income (loss) to average net assets	(0.54)%	(0.49)%	(0.69)%		(0.46)%	(0.20)%
Portfolio turnover rate	38%	40%	69%		72%	55%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement and recapture rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class I3
	October 31, 2022	October 31, 2021	October 31, 2020		October 31, 2019	October 31, 2018
Net asset value, beginning of year	$9.87	$7.01	$6.83		$6.84	$7.19

Investment operations:
Net investment income (loss) (A)	(0.04)	(0.05)	(0.04)		(0.03)	(0.01)
Net realized and unrealized gain (loss)	(2.65)	3.58	0.68		0.66	0.34
Total investment operations	(2.69)	3.53	0.64		0.63	0.33
Contributions from affiliate	—	—	—		—	—

Dividends and/or distributions to shareholders:
Net realized gains	(0.97)	(0.67)	(0.46)		(0.64)	(0.68)

Net asset value, end of year	$6.21	$9.87	$7.01		$6.83	$6.84
Total return	(29.81)%	52.42%	9.69%		11.48%	4.90%

Ratio and supplemental data:
Net assets end of year (000’s)	$22,433	$34,682	$28,089		$26,997	$29,619
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%	0.96%	1.00%		1.04%	1.01%
Including waiver and/or reimbursement and recapture	1.00%	0.99%	1.00	%(B)	0.99%	0.90%
Net investment income (loss) to average net assets	(0.53)%	(0.51)%	(0.67)%		(0.46)%	(0.20)%
Portfolio turnover rate	38%	40%	69%		72%	55%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement and recapture rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class R
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$9.60	$6.87	$6.72	$6.79	$7.16

Investment operations:
Net investment income (loss) (A)	(0.07)	(0.08)	(0.08)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	(2.57)	3.48	0.69	0.63	0.36
Total investment operations	(2.64)	3.40	0.61	0.57	0.31
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net realized gains	(0.97)	(0.67)	(0.46)	(0.64)	(0.68)

Net asset value, end of year	$5.99	$9.60	$6.87	$6.72	$6.79
Total return	(30.16)%	51.54%	9.38%	10.78%	4.48%

Ratio and supplemental data:
Net assets end of year (000’s)	$13,897	$21,336	$14,838	$15,869	$16,846
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.49%	1.46%	1.49%	1.53%	1.50%
Including waiver and/or reimbursement and recapture	1.49%	1.46%	1.49%	1.49%	1.42%
Net investment income (loss) to average net assets	(1.03)%	(0.98)%	(1.15)%	(0.94)%	(0.73)%
Portfolio turnover rate	38%	40%	69%	72%	55%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class R4
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$9.80	$6.98	$6.80	$6.81	$7.18

Investment operations:
Net investment income (loss) (A)	(0.05)	(0.06)	(0.05)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	(2.63)	3.55	0.69	0.65	0.34
Total investment operations	(2.68)	3.49	0.64	0.63	0.31
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net realized gains	(0.97)	(0.67)	(0.46)	(0.64)	(0.68)

Net asset value, end of year	$6.15	$9.80	$6.98	$6.80	$6.81
Total return	(29.93)%	52.06%	9.74%	11.54%	4.60%

Ratio and supplemental data:
Net assets end of year (000’s)	$186	$249	$93	$252	$6,609
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.25%	1.21%	1.25%	1.29%	1.26%
Including waiver and/or reimbursement and recapture	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income (loss) to average net assets	(0.69)%	(0.65)%	(0.77)%	(0.38)%	(0.46)%
Portfolio turnover rate	38%	40%	69%	72%	55%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class R6
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$9.87	$7.01	$6.83	$6.85	$7.18

Investment operations:
Net investment income (loss) (A)	(0.04)	(0.04)	(0.04)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	(2.65)	3.57	0.68	0.65	0.37
Total investment operations	(2.69)	3.53	0.64	0.62	0.35
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net realized gains	(0.97)	(0.67)	(0.46)	(0.64)	(0.68)

Net asset value, end of year	$6.21	$9.87	$7.01	$6.83	$6.85
Total return	(29.82)%	52.42%	9.69%	11.48%	5.06%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,477	$121	$80	$72	$65
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%	0.96%	1.00%	1.03%	1.01%
Including waiver and/or reimbursement and recapture	1.00%	0.96%	1.00%	1.00%	0.91%
Net investment income (loss) to average net assets	(0.54)%	(0.48)%	(0.66)%	(0.46)%	(0.22)%
Portfolio turnover rate	38%	40%	69%	72%	55%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small Cap Value
	Class A
	October 31, 2022		October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$12.91		$8.13		$9.83	$10.66	$11.94

Investment operations:
Net investment income (loss) (A)	0.03		(0.00	)(B)	0.05	(0.01)	0.02
Net realized and unrealized gain (loss)	(0.64)		4.78		(1.36)	0.11	(0.82)
Total investment operations	(0.61)		4.78		(1.31)	0.10	(0.80)
Contributions from affiliate	0.00	(B)(C)	—		—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.05)		—		(0.18)	(0.06)	(0.01)
Net realized gains	(5.70)		—		(0.21)	(0.87)	(0.47)
Total dividends and/or distributions to shareholders	(5.75)		—		(0.39)	(0.93)	(0.48)

Net asset value, end of year	$6.55		$12.91		$8.13	$9.83	$10.66
Total return (D)	(7.92	)%(C)	58.79%		(14.03)%	2.35%	(7.12)%

Ratio and supplemental data:
Net assets end of year (000’s)	$8,559		$9,240		$4,246	$4,543	$3,050
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.24%		1.19%		1.39%	1.36%	1.45	%(E)
Including waiver and/or reimbursement and recapture	1.21%		1.26%		1.30%	1.27%	1.20	%(E)
Net investment income (loss) to average net assets	0.48%		0.00	%(F)	0.66%	(0.08)%	0.20%
Portfolio turnover rate	38%		94%		80%	168%	84%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Rounds to less than 0.01% or (0.01)%.

For a share outstanding during the years indicated:	Transamerica Small Cap Value
	Class C
	October 31, 2022		October 31, 2021	October 31, 2020		October 31, 2019	October 31, 2018
Net asset value, beginning of year	$12.60		$7.99	$9.67		$10.50	$11.85

Investment operations:
Net investment income (loss) (A)	(0.02)		(0.07)	(0.00	)(B)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	(0.63)		4.68	(1.36)		0.11	(0.82)
Total investment operations	(0.65)		4.61	(1.36)		0.04	(0.88)
Contributions from affiliate	0.03	(C)	—	—		—	—

Dividends and/or distributions to shareholders:
Net investment income	—		—	(0.11)		—	—
Net realized gains	(5.70)		—	(0.21)		(0.87)	(0.47)
Total dividends and/or distributions to shareholders	(5.70)		—	(0.32)		(0.87)	(0.47)

Net asset value, end of year	$6.28		$12.60	$7.99		$9.67	$10.50
Total return (D)	(8.28	)%(C)	57.70%	(14.67)%		1.60%	(7.88)%

Ratio and supplemental data:
Net assets end of year (000’s)	$572		$756	$581		$744	$786
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.99%		1.93%	2.05%		2.02%	2.06	%(E)
Including waiver and/or reimbursement and recapture	1.99	%(F)	1.95%	2.05	%(F)	2.00%	1.95	%(E)
Net investment income (loss) to average net assets	(0.29)%		(0.61)%	(0.06)%		(0.75)%	(0.52)%
Portfolio turnover rate	38%		94%	80%		168%	84%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.39%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small Cap Value
	Class I
	October 31, 2022	October 31, 2021	October 31, 2020		October 31, 2019	October 31, 2018
Net asset value, beginning of year	$13.06	$8.22	$9.93		$10.75	$12.03

Investment operations:
Net investment income (loss) (A)	0.06	0.05	0.08		0.02	0.07
Net realized and unrealized gain (loss)	(0.66)	4.81	(1.38)		0.12	(0.83)
Total investment operations	(0.60)	4.86	(1.30)		0.14	(0.76)
Contributions from affiliate	—	—	—		—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.02)	(0.20)		(0.09)	(0.05)
Net realized gains	(5.70)	—	(0.21)		(0.87)	(0.47)
Total dividends and/or distributions to shareholders	(5.79)	(0.02)	(0.41)		(0.96)	(0.52)

Net asset value, end of year	$6.67	$13.06	$8.22		$9.93	$10.75
Total return	(7.72)%	59.14%	(13.77)%		2.66%	(6.86)%

Ratio and supplemental data:
Net assets end of year (000’s)	$17,023	$19,027	$12,838		$15,653	$756
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	0.90%	1.02%		1.00%	1.07	%(B)
Including waiver and/or reimbursement and recapture	0.94%	0.91%	1.02	%(C)	0.99%	0.95	%(B)
Net investment income (loss) to average net assets	0.75%	0.41%	0.96%		0.19%	0.57%
Portfolio turnover rate	38%	94%	80%		168%	84%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Small Cap Value
	Class I2
	October 31, 2022	October 31, 2021	October 31, 2020		October 31, 2019		October 31, 2018
Net asset value, beginning of year	$13.08	$8.23	$9.94		$10.76		$12.04

Investment operations:
Net investment income (loss) (A)	0.06	0.07	0.05		0.09		0.07
Net realized and unrealized gain (loss)	(0.66)	4.81	(1.34)		0.05		(0.83)
Total investment operations	(0.60)	4.88	(1.29)		0.14		(0.76)
Contributions from affiliate	—	—	—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.03)	(0.21)		(0.09)		(0.05)
Net realized gains	(5.70)	—	(0.21)		(0.87)		(0.47)
Total dividends and/or distributions to shareholders	(5.80)	(0.03)	(0.42)		(0.96)		(0.52)

Net asset value, end of year	$6.68	$13.08	$8.23		$9.94		$10.76
Total return	(7.63)%	59.35%	(13.69)%		2.66	%(B)	(6.81)%

Ratio and supplemental data:
Net assets end of year (000’s)	$360,477	$643,658	$419,838		$52,241		$212,025
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	0.80%	0.92%		0.90%		0.96	%(C)
Including waiver and/or reimbursement and recapture	0.84%	0.80%	0.92	%(D)	0.90	%(D)	0.86	%(C)
Net investment income (loss) to average net assets	0.86%	0.60%	0.68%		0.89%		0.58%
Portfolio turnover rate	38%	94%	80%		168%		84%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects certain litigation payments received by the Fund in the year. Had these payments not occurred, the total return would be 0.30% lower.
(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small Cap Value
	Class I3
	October 31, 2022	October 31, 2021	October 31, 2020		October 31, 2019		October 31, 2018
Net asset value, beginning of year	$13.10	$8.24	$9.96		$10.77		$12.05

Investment operations:
Net investment income (loss) (A)	0.06	0.06	0.08		0.04		0.07
Net realized and unrealized gain (loss)	(0.66)	4.83	(1.38)		0.11		(0.84)
Total investment operations	(0.60)	4.89	(1.30)		0.15		(0.77)
Contributions from affiliate	—	—	—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.03)	(0.21)		(0.09)		(0.04)
Net realized gains	(5.70)	—	(0.21)		(0.87)		(0.47)
Total dividends and/or distributions to shareholders	(5.80)	(0.03)	(0.42)		(0.96)		(0.51)

Net asset value, end of year	$6.70	$13.10	$8.24		$9.96		$10.77
Total return	(7.70)%	59.37%	(13.75)%		2.77%		(6.78)%

Ratio and supplemental data:
Net assets end of year (000’s)	$23,917	$31,764	$28,471		$24,216		$27,065
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	0.80%	0.92%		0.90%		0.96	%(B)
Including waiver and/or reimbursement and recapture	0.84%	0.83%	0.92	%(C)	0.90	%(C)	0.85	%(B)
Net investment income (loss) to average net assets	0.85%	0.52%	1.04%		0.40%		0.60%
Portfolio turnover rate	38%	94%	80%		168%		84%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Small Cap Value
	Class R
	October 31, 2022	October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$13.05	$8.23		$9.93	$10.73	$12.01

Investment operations:
Net investment income (loss) (A)	0.03	0.00	(B)	0.05	(0.01)	0.01
Net realized and unrealized gain (loss)	(0.67)	4.82		(1.38)	0.10	(0.82)
Total investment operations	(0.64)	4.82		(1.33)	0.09	(0.81)
Contributions from affiliate	—	—		—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.03)	—		(0.16)	(0.02)	—
Net realized gains	(5.70)	—		(0.21)	(0.87)	(0.47)
Total dividends and/or distributions to shareholders	(5.73)	—		(0.37)	(0.89)	(0.47)

Net asset value, end of year	$6.68	$13.05		$8.23	$9.93	$10.73
Total return	(8.16)%	58.57%		(14.05)%	2.13%	(7.25)%

Ratio and supplemental data:
Net assets end of year (000’s)	$7,613	$10,125		$6,206	$7,982	$9,264
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.34%	1.29%		1.42%	1.40%	1.45	%(C)
Including waiver and/or reimbursement and recapture	1.34%	1.29%		1.40%	1.39%	1.35	%(C)
Net investment income (loss) to average net assets	0.36%	0.02%		0.59%	(0.08)%	0.10%
Portfolio turnover rate	38%	94%		80%	168%	84%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small Cap Value
	Class R4
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$13.07	$8.23	$9.95	$10.74	$12.01

Investment operations:
Net investment income (loss) (A)	0.04	0.02	0.08	(0.01)	0.04
Net realized and unrealized gain (loss)	(0.66)	4.83	(1.39)	0.14	(0.84)
Total investment operations	(0.62)	4.85	(1.31)	0.13	(0.80)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.05)	(0.01)	(0.20)	(0.05)	—
Net realized gains	(5.70)	—	(0.21)	(0.87)	(0.47)
Total dividends and/or distributions to shareholders	(5.75)	(0.01)	(0.41)	(0.92)	(0.47)

Net asset value, end of year	$6.70	$13.07	$8.23	$9.95	$10.74
Total return	(7.85)%	58.90%	(13.88)%	2.57%	(6.99)%

Ratio and supplemental data:
Net assets end of year (000’s)	$162	$184	$117	$328	$253
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09%	1.05%	1.17%	1.15%	1.21	%(B)
Including waiver and/or reimbursement and recapture	1.10%	1.10%	1.10%	1.10%	1.10	%(B)
Net investment income (loss) to average net assets	0.59%	0.20%	0.93%	(0.07)%	0.36%
Portfolio turnover rate	38%	94%	80%	168%	84%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Small Cap Value
	Class R6
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018
Net asset value, beginning of year	$13.16	$8.28	$10.00	$10.81		$12.10

Investment operations:
Net investment income (loss) (A)	0.06	0.06	0.09	0.03		0.07
Net realized and unrealized gain (loss)	(0.67)	4.85	(1.39)	0.12		(0.84)
Total investment operations	(0.61)	4.91	(1.30)	0.15		(0.77)
Contributions from affiliate	—	—	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.03)	(0.21)	(0.09)		(0.05)
Net realized gains	(5.70)	—	(0.21)	(0.87)		(0.47)
Total dividends and/or distributions to shareholders	(5.80)	(0.03)	(0.42)	(0.96)		(0.52)

Net asset value, end of year	$6.75	$13.16	$8.28	$10.00		$10.81
Total return	(7.68)%	59.35%	(13.69)%	2.84%		(6.85)%

Ratio and supplemental data:
Net assets end of year (000’s)	$6,373	$80	$50	$58		$57
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	0.80%	0.92%	0.90%		0.95	%(B)
Including waiver and/or reimbursement and recapture	0.84%	0.80%	0.90%	0.90	%(C)	0.86	%(B)
Net investment income (loss) to average net assets	0.79%	0.50%	1.08%	0.35%		0.57%
Portfolio turnover rate	38%	94%	80%	168%		84%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class A
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$32.73		$21.78	$25.45	$26.61	$29.46

Investment operations:
Net investment income (loss) (A)	0.12		0.06	0.14	0.13	0.14
Net realized and unrealized gain (loss)	(1.80)		11.02	(2.99)	1.41	0.61
Total investment operations	(1.68)		11.08	(2.85)	1.54	0.75
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.02)		(0.13)	(0.13)	(0.14)	(0.06)
Net realized gains	(3.30)		—	(0.69)	(2.56)	(3.54)
Total dividends and/or distributions to shareholders	(3.32)		(0.13)	(0.82)	(2.70)	(3.60)

Net asset value, end of year	$27.73		$32.73	$21.78	$25.45	$26.61
Total return (D)	(5.72	)%(C)	51.02%	(11.70)%	7.63%	2.25%

Ratio and supplemental data:
Net assets end of year (000’s)	$334,241		$386,681	$268,643	$349,550	$357,948
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.21%		1.23%	1.31%	1.31%	1.29%
Including waiver and/or reimbursement and recapture	1.21	%(E)	1.23%	1.31%	1.31%	1.29%
Net investment income (loss) to average net assets	0.41%		0.18%	0.61%	0.54%	0.49%
Portfolio turnover rate	44%		53%	65%	60%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class C
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$27.55		$18.37	$21.62	$23.05	$26.07

Investment operations:
Net investment income (loss) (A)	(0.08)		(0.12)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	(1.48)		9.30	(2.55)	1.15	0.55
Total investment operations	(1.56)		9.18	(2.56)	1.13	0.52
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net realized gains	(3.30)		—	(0.69)	(2.56)	(3.54)

Net asset value, end of year	$22.69		$27.55	$18.37	$21.62	$23.05
Total return (D)	(6.43	)%(C)	49.97%	(12.35)%	6.85%	1.60%

Ratio and supplemental data:
Net assets end of year (000’s)	$39,700		$51,556	$58,622	$116,291	$165,647
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.97%		1.96%	2.02%	2.00%	1.96%
Including waiver and/or reimbursement and recapture	1.96%		1.96%	2.02%	2.00%	1.96%
Net investment income (loss) to average net assets	(0.33)%		(0.49)%	(0.04)%	(0.09)%	(0.11)%
Portfolio turnover rate	44%		53%	65%	60%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class I
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$34.08		$22.67	$26.46	$27.56	$30.40

Investment operations:
Net investment income (loss) (A)	0.21		0.15	0.23	0.23	0.24
Net realized and unrealized gain (loss)	(1.87)		11.47	(3.11)	1.46	0.63
Total investment operations	(1.66)		11.62	(2.88)	1.69	0.87
Contributions from affiliate	0.02	(B)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.14)		(0.21)	(0.22)	(0.23)	(0.17)
Net realized gains	(3.30)		—	(0.69)	(2.56)	(3.54)
Total dividends and/or distributions to shareholders	(3.44)		(0.21)	(0.91)	(2.79)	(3.71)

Net asset value, end of year	$29.00		$34.08	$22.67	$26.46	$27.56
Total return	(5.36	)%(B)	51.51%	(11.41)%	8.03%	2.60%

Ratio and supplemental data:
Net assets end of year (000’s)	$304,806		$364,551	$228,537	$296,684	$270,188
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93%		0.92%	0.95%	0.95%	0.94%
Including waiver and/or reimbursement and recapture	0.93%		0.92%	0.95%	0.95%	0.94%
Net investment income (loss) to average net assets	0.70%		0.47%	0.98%	0.90%	0.82%
Portfolio turnover rate	44%		53%	65%	60%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.07%.

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class I2
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$34.18	$22.73	$26.52	$27.62	$30.45

Investment operations:
Net investment income (loss) (A)	0.24	0.24	0.25	0.26	0.27
Net realized and unrealized gain (loss)	(1.88)	11.45	(3.11)	1.46	0.63
Total investment operations	(1.64)	11.69	(2.86)	1.72	0.90
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.24)	(0.24)	(0.26)	(0.19)
Net realized gains	(3.30)	—	(0.69)	(2.56)	(3.54)
Total dividends and/or distributions to shareholders	(3.45)	(0.24)	(0.93)	(2.82)	(3.73)

Net asset value, end of year	$29.09	$34.18	$22.73	$26.52	$27.62
Total return	(5.36)%	51.70%	(11.30)%	8.14%	2.72%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,277	$4,725	$17,795	$20,641	$19,429
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%	0.82%	0.85%	0.85%	0.84%
Including waiver and/or reimbursement and recapture	0.83%	0.82%	0.85%	0.85%	0.84%
Net investment income (loss) to average net assets	0.79%	0.83%	1.06%	1.01%	0.95%
Portfolio turnover rate	44%	53%	65%	60%	61%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class R6
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$34.33	$22.83	$26.64	$27.74	$30.56

Investment operations:
Net investment income (loss) (A)	0.24	0.19	0.24	0.20	0.18
Net realized and unrealized gain (loss)	(1.89)	11.55	(3.12)	1.52	0.74
Total investment operations	(1.65)	11.74	(2.88)	1.72	0.92
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.24)	(0.24)	(0.26)	(0.20)
Net realized gains	(3.30)	—	(0.69)	(2.56)	(3.54)
Total dividends and/or distributions to shareholders	(3.45)	(0.24)	(0.93)	(2.82)	(3.74)

Net asset value, end of year	$29.23	$34.33	$22.83	$26.64	$27.74
Total return	(5.36)%	51.69%	(11.32)%	8.11%	2.75%

Ratio and supplemental data:
Net assets end of year (000’s)	$86,703	$93,544	$51,481	$48,043	$11,822
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%	0.82%	0.85%	0.85%	0.84%
Including waiver and/or reimbursement and recapture	0.83%	0.82%	0.85%	0.85%	0.84%
Net investment income (loss) to average net assets	0.79%	0.59%	1.04%	0.80%	0.62%
Portfolio turnover rate	44%	53%	65%	60%	61%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the period and years indicated:	Transamerica Sustainable Bond
	Class I
	October 31, 2022		October 31, 2021	October 31, 2020 (A)
Net asset value, beginning of period/year	$9.67		$9.82	$10.00

Investment operations:
Net investment income (loss) (B)	0.18		0.13	0.02
Net realized and unrealized gain (loss)	(1.90)		(0.14)	(0.17)
Total investment operations	(1.72)		(0.01)	(0.15)
Contributions from affiliate	0.02	(C)	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.21)		(0.14)	(0.03)

Net asset value, end of period/year	$7.76		$9.67	$9.82
Total return	(17.80	)%(C)	(0.06)%	(1.52	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$813		$1,010	$985
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.13%		1.27%	1.79	%(E)
Including waiver and/or reimbursement and recapture	0.50%		0.50%	0.50	%(E)
Net investment income (loss) to average net assets	2.05%		1.30%	0.93	%(E)
Portfolio turnover rate	18%		43%	33	%(D)

(A)	Commenced operations on July 31, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.20%.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Sustainable Bond
	Class I2
	October 31, 2022	October 31, 2021	October 31, 2020 (A)
Net asset value, beginning of period/year	$9.67	$9.82	$10.00

Investment operations:
Net investment income (loss) (B)	0.19	0.13	0.02
Net realized and unrealized gain (loss)	(1.90)	(0.13)	(0.17)
Total investment operations	(1.71)	—	(0.15)
Contributions from affiliate	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.15)	(0.03)

Net asset value, end of period/year	$7.76	$9.67	$9.82
Total return	(17.92)%	(0.01)%	(1.51	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$19,411	$23,637	$23,636
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.04%	1.18%	1.70	%(D)
Including waiver and/or reimbursement and recapture	0.45%	0.45%	0.45	%(D)
Net investment income (loss) to average net assets	2.11%	1.35%	0.98	%(D)
Portfolio turnover rate	18%	43%	33	%(C)

(A)	Commenced operations on July 31, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Transamerica Sustainable Equity Income
	Class A
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$9.53		$6.86	$9.57	$10.59	$11.53

Investment operations:
Net investment income (loss) (A)	0.11		0.13	0.15	0.20	0.21
Net realized and unrealized gain (loss)	(1.31)		2.66	(1.60)	0.43	(0.19)
Total investment operations	(1.20)		2.79	(1.45)	0.63	0.02
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.12)		(0.12)	(0.16)	(0.20)	(0.21)
Net realized gains	(1.34)		—	(1.10)	(1.45)	(0.75)
Return of capital	(0.01)		—	—	—	—
Total dividends and/or distributions to shareholders	(1.47)		(0.12)	(1.26)	(1.65)	(0.96)

Net asset value, end of year	$6.86		$9.53	$6.86	$9.57	$10.59
Total return (D)	(14.38	)%(C)	40.92%	(17.52)%	8.43%	(0.20)%

Ratio and supplemental data:
Net assets end of year (000’s)	$59,568		$81,027	$69,391	$82,402	$83,567
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%		1.02%	1.06%	1.05%	1.03%
Including waiver and/or reimbursement and recapture	1.01	%(E)	1.02%	1.06%	1.05%	1.03%
Net investment income (loss) to average net assets	1.50%		1.46%	1.94%	2.11%	1.85%
Portfolio turnover rate	28%		164%	45%	55%	22%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Sustainable Equity Income
	Class C
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$9.48		$6.83	$9.52	$10.53	$11.47

Investment operations:
Net investment income (loss) (A)	0.05		0.06	0.09	0.12	0.11
Net realized and unrealized gain (loss)	(1.32)		2.64	(1.59)	0.44	(0.19)
Total investment operations	(1.27)		2.70	(1.50)	0.56	(0.08)
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.06)		(0.05)	(0.09)	(0.12)	(0.11)
Net realized gains	(1.34)		—	(1.10)	(1.45)	(0.75)
Return of capital	(0.00	)(B)	—	—	—	—
Total dividends and/or distributions to shareholders	(1.40)		(0.05)	(1.19)	(1.57)	(0.86)

Net asset value, end of year	$6.81		$9.48	$6.83	$9.52	$10.53
Total return (D)	(15.26	)%(C)	39.74%	(18.21)%	7.57%	(1.06)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,579		$2,271	$2,641	$5,836	$5,816
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.91%		1.91%	1.93%	1.91%	1.86%
Including waiver and/or reimbursement and recapture	1.90%		1.89%	1.90%	1.90%	1.86%
Net investment income (loss) to average net assets	0.62%		0.68%	1.23%	1.25%	1.02%
Portfolio turnover rate	28%		164%	45%	55%	22%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Sustainable Equity Income
	Class I
	October 31, 2022		October 31, 2021		October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$9.54		$6.86		$9.57	$10.59	$11.52

Investment operations:
Net investment income (loss) (A)	0.14		0.15		0.17	0.21	0.22
Net realized and unrealized gain (loss)	(1.33)		2.66		(1.61)	0.44	(0.17)
Total investment operations	(1.19)		2.81		(1.44)	0.65	0.05
Contributions from affiliate	0.03	(B)	—		—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.17)		(0.13)		(0.17)	(0.22)	(0.23)
Net realized gains	(1.34)		—		(1.10)	(1.45)	(0.75)
Return of capital	(0.01)		—		—	—	—
Total dividends and/or distributions to shareholders	(1.52)		(0.13)		(1.27)	(1.67)	(0.98)

Net asset value, end of year	$6.86		$9.54		$6.86	$9.57	$10.59
Total return	(13.84	)%(B)	41.29%		(17.36)%	8.65%	0.06%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,632		$4,463		$8,240	$12,013	$16,823
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%		0.85%		0.88%	0.87%	0.85%
Including waiver and/or reimbursement and recapture	0.74	%(C)(D)	0.77	%(D)	0.88%	0.87%	0.85%
Net investment income (loss) to average net assets	1.84%		1.75%		2.16%	2.30%	1.98%
Portfolio turnover rate	28%		164%		45%	55%	22%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.42%.
(C)	TAM has contractually agreed to reimburse 0.09% of the transfer agency fees through March 1, 2023. These amounts are not subject to recapture by TAM.
(D)	TAM contractually agreed to reimburse 0.09% of the sub-transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Sustainable Equity Income
	Class I2
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$9.53	$6.86	$9.57	$10.59	$11.53

Investment operations:
Net investment income (loss) (A)	0.14	0.17	0.16	0.22	0.24
Net realized and unrealized gain (loss)	(1.33)	2.64	(1.59)	0.44	(0.19)
Total investment operations	(1.19)	2.81	(1.43)	0.66	0.05
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.14)	(0.18)	(0.23)	(0.24)
Net realized gains	(1.34)	—	(1.10)	(1.45)	(0.75)
Return of capital	(0.01)	—	—	—	—
Total dividends and/or distributions to shareholders	(1.49)	(0.14)	(1.28)	(1.68)	(0.99)

Net asset value, end of year	$6.85	$9.53	$6.86	$9.57	$10.59
Total return	(14.23)%	41.31%	(17.26)%	8.77%	0.08%

Ratio and supplemental data:
Net assets end of year (000’s)	$217,081	$253,200	$420,958	$428,187	$484,565
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73%	0.74%	0.78%	0.77%	0.75%
Including waiver and/or reimbursement and recapture	0.73%	0.74%	0.78%	0.77%	0.75%
Net investment income (loss) to average net assets	1.80%	1.97%	2.18%	2.40%	2.14%
Portfolio turnover rate	28%	164%	45%	55%	22%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Transamerica Sustainable Equity Income
	Class R6
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$9.53	$6.86	$9.57	$10.59	$11.52

Investment operations:
Net investment income (loss) (A)	0.14	0.16	0.16	0.22	0.24
Net realized and unrealized gain (loss)	(1.33)	2.65	(1.59)	0.44	(0.18)
Total investment operations	(1.19)	2.81	(1.43)	0.66	0.06
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.14)	(0.18)	(0.23)	(0.24)
Net realized gains	(1.34)	—	(1.10)	(1.45)	(0.75)
Return of capital	(0.01)	—	—	—	—
Total dividends and/or distributions to shareholders	(1.49)	(0.14)	(1.28)	(1.68)	(0.99)

Net asset value, end of year	$6.85	$9.53	$6.86	$9.57	$10.59
Total return	(14.23)%	41.31%	(17.25)%	8.77%	0.17%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,602	$3,364	$4,586	$4,518	$4,082
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73%	0.74%	0.78%	0.77%	0.75%
Including waiver and/or reimbursement and recapture	0.73%	0.74%	0.78%	0.77%	0.75%
Net investment income (loss) to average net assets	1.80%	1.93%	2.18%	2.37%	2.11%
Portfolio turnover rate	28%	164%	45%	55%	22%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Unconstrained Bond
	Class A
	October 31, 2022		October 31, 2021	October 31, 2020 (A)
Net asset value, beginning of period/year	$10.27		$9.89	$9.82

Investment operations:
Net investment income (loss) (B)	0.27		0.32	0.02
Net realized and unrealized gain (loss)	(1.10)		0.38	0.08
Total investment operations	(0.83)		0.70	0.10
Contributions from affiliate	0.00	(C)(D)	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.18)		(0.32)	(0.02)
Net realized gains	(0.47)		—	—
Return of capital	(0.13)		—	(0.01)
Total dividends and/or distributions to shareholders	(0.78)		(0.32)	(0.03)

Net asset value, end of period/year	$8.66		$10.27	$9.89
Total return	(8.84	)%(D)	7.12%	0.98	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,329		$442	$10
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.04%		1.08%	0.94	%(G)
Including waiver and/or reimbursement and recapture	1.04	%(H)	1.05%	0.93	%(G)
Net investment income (loss) to average net assets	2.94%		3.07%	2.25	%(G)
Portfolio turnover rate	8%		70%	126%

(A)	Commenced operations on October 1, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investments in which the Fund invests.
(G)	Annualized.
(H)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Unconstrained Bond
	Class I
	October 31, 2022		October 31, 2021	October 31, 2020		October 31, 2019		October 31, 2018
Net asset value, beginning of year	$10.28		$9.89	$9.85		$9.85		$10.23

Investment operations:
Net investment income (loss) (A)	0.29		0.34	0.28		0.41		0.37
Net realized and unrealized gain (loss)	(1.11)		0.39	0.08		0.00	(B)(C)	(0.38)
Total investment operations	(0.82)		0.73	0.36		0.41		(0.01)
Contributions from affiliate	0.00	(B)(D)	—	—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.21)		(0.34)	(0.27)		(0.36)		(0.33)
Net realized gains	(0.47)		—	—		—		(0.00	)(B)
Return of capital	(0.14)		—	(0.05)		(0.05)		(0.04)
Total dividends and/or distributions to shareholders	(0.82)		(0.34)	(0.32)		(0.41)		(0.37)

Net asset value, end of year	$8.64		$10.28	$9.89		$9.85		$9.85
Total return	(8.65	)%(D)	7.46%	3.83%		4.23%		(0.14)%

Ratio and supplemental data:
Net assets end of year (000’s)	$58,753		$46,222	$757		$869		$1,817
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.80%		0.79%	0.80%		0.83%		0.87%
Including waiver and/or reimbursement and recapture	0.80	%(F)	0.78%	0.80	%(F)	0.83	%(F)	0.87	%(F)
Net investment income (loss) to average net assets	3.13%		3.28%	2.91%		4.22%		3.62%
Portfolio turnover rate	8%		70%	126%		87%		72%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Unconstrained Bond
	Class I2
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019		October 31, 2018
Net asset value, beginning of year	$10.25	$9.87	$9.83	$9.81		$10.20

Investment operations:
Net investment income (loss) (A)	0.30	0.35	0.30	0.42		0.40
Net realized and unrealized gain (loss)	(1.12)	0.38	0.07	0.02	(B)	(0.41)
Total investment operations	(0.82)	0.73	0.37	0.44		(0.01)
Contributions from affiliate	—	—	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.35)	(0.27)	(0.37)		(0.34)
Net realized gains	(0.47)	—	—	—		(0.00	)(C)
Return of capital	(0.15)	—	(0.06)	(0.05)		(0.04)
Total dividends and/or distributions to shareholders	(0.83)	(0.35)	(0.33)	(0.42)		(0.38)

Net asset value, end of year	$8.60	$10.25	$9.87	$9.83		$9.81
Total return	(8.69)%	7.47%	3.93%	4.54%		(0.10)%

Ratio and supplemental data:
Net assets end of year (000’s)	$654,792	$1,196,450	$1,588,098	$993,309		$709,125
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.71%	0.70%	0.70%	0.73%		0.78%
Including waiver and/or reimbursement and recapture	0.70%	0.69%	0.69%	0.73	%(E)	0.78	%(E)
Net investment income (loss) to average net assets	3.21%	3.42%	3.12%	4.25%		3.97%
Portfolio turnover rate	8%	70%	126%	87%		72%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica US Growth
	Class A
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$32.73		$25.92	$22.16	$20.92	$20.75

Investment operations:
Net investment income (loss) (A)	(0.10)		(0.12)	(0.08)	(0.06)	(0.07)
Net realized and unrealized gain (loss)	(8.28)		9.59	5.68	3.44	2.36
Total investment operations	(8.38)		9.47	5.60	3.38	2.29
Contributions from affiliate	0.00	(B)(C)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	—		—	—	—	(0.00	)(B)
Net realized gains	(3.92)		(2.66)	(1.84)	(2.14)	(2.12)
Total dividends and/or distributions to shareholders	(3.92)		(2.66)	(1.84)	(2.14)	(2.12)

Net asset value, end of year	$20.43		$32.73	$25.92	$22.16	$20.92
Total return (D)	(28.96	)%(C)	38.69%	26.76%	19.17%	11.74%

Ratio and supplemental data:
Net assets end of year (000’s)	$641,399		$973,954	$764,325	$661,541	$550,529
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.04%		1.02%	1.08%	1.16%	1.16%
Including waiver and/or reimbursement and recapture	1.04	%(E)	1.02%	1.08%	1.16%	1.16%
Net investment income (loss) to average net assets	(0.41)%		(0.42)%	(0.35)%	(0.32)%	(0.35)%
Portfolio turnover rate	40%		25%	28%	37%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica US Growth
	Class C
	October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019	October 31, 2018
Net asset value, beginning of year	$29.26		$23.58		$20.47		$19.63	$19.75

Investment operations:
Net investment income (loss) (A)	(0.26)		(0.31)		(0.24)		(0.21)	(0.22)
Net realized and unrealized gain (loss)	(7.27)		8.65		5.19		3.19	2.22
Total investment operations	(7.53)		8.34		4.95		2.98	2.00
Contributions from affiliate	0.01	(B)	—		—		—	—

Dividends and/or distributions to shareholders:
Net realized gains	(3.92)		(2.66)		(1.84)		(2.14)	(2.12)
Total dividends and/or distributions to shareholders	(3.92)		(2.66)		(1.84)		(2.14)	(2.12)

Net asset value, end of year	$17.82		$29.26		$23.58		$20.47	$19.63
Total return (C)	(29.52	)%(B)	37.64%		25.72%		18.30%	10.78%

Ratio and supplemental data:
Net assets end of year (000’s)	$13,016		$18,427		$18,000		$18,378	$13,930
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.85%		1.80%		1.87	%(D)	1.93%	1.96%
Including waiver and/or reimbursement and recapture	1.84%		1.80	%(E)	1.87	%(D)(E)	1.93%	1.96%
Net investment income (loss) to average net assets	(1.21)%		(1.19)%		(1.12)%		(1.09)%	(1.09)%
Portfolio turnover rate	40%		25%		28%		37%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.04%.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Includes extraordinary expenses outside the operating expense limit.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica US Growth
	Class I
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$33.86		$26.67	$22.70	$21.31	$21.11

Investment operations:
Net investment income (loss) (A)	(0.04)		(0.06)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	(8.63)		9.91	5.83	3.54	2.39
Total investment operations	(8.67)		9.85	5.81	3.53	2.38
Contributions from affiliate	0.05	(B)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.05)		—	—	—	(0.06)
Net realized gains	(3.92)		(2.66)	(1.84)	(2.14)	(2.12)
Total dividends and/or distributions to shareholders	(3.97)		(2.66)	(1.84)	(2.14)	(2.18)

Net asset value, end of year	$21.27		$33.86	$26.67	$22.70	$21.31
Total return	(28.67	)%(B)	39.05%	27.07%	19.56%	12.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$254,969		$388,235	$309,755	$266,730	$186,752
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%		0.78%	0.82%	0.86%	0.87%
Including waiver and/or reimbursement and recapture	0.79%		0.78%	0.82%	0.86%	0.87%
Net investment income (loss) to average net assets	(0.16)%		(0.18)%	(0.08)%	(0.03)%	(0.06)%
Portfolio turnover rate	40%		25%	28%	37%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Funds Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.17%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica US Growth
	Class I2
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$33.89	$26.68	$22.68	$21.27	$21.07

Investment operations:
Net investment income (loss) (A)	(0.01)	(0.02)	0.01	0.01	0.02
Net realized and unrealized gain (loss)	(8.63)	9.90	5.83	3.54	2.39
Total investment operations	(8.64)	9.88	5.84	3.55	2.41
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	—	(0.01)	—	—	(0.09)
Net realized gains	(3.92)	(2.66)	(1.84)	(2.14)	(2.12)
Total dividends and/or distributions to shareholders	(3.92)	(2.67)	(1.84)	(2.14)	(2.21)

Net asset value, end of year	$21.33	$33.89	$26.68	$22.68	$21.27
Total return	(28.72)%	39.17%	27.23%	19.70%	12.18%

Ratio and supplemental data:
Net assets end of year (000’s)	$561,033	$647,828	$529,573	$491,921	$190,514
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%	0.67%	0.70%	0.74%	0.75%
Including waiver and/or reimbursement and recapture	0.69%	0.67%	0.70%	0.74%	0.75%
Net investment income (loss) to average net assets	(0.05)%	(0.07)%	0.03%	0.07%	0.08%
Portfolio turnover rate	40%	25%	28%	37%	27%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the period and year indicated:	Transamerica US Growth
	Class R6
	October 31, 2022	October 31, 2021 (A)
Net asset value, beginning of period/year	$33.89	$29.89

Investment operations:
Net investment income (loss) (B)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	(8.62)	4.03
Total investment operations	(8.64)	4.00
Contributions from affiliate	—	—

Dividends and/or distributions to shareholders:
Net realized gains	(3.92)	—

Net asset value, end of period/year	$21.33	$33.89
Total return	(28.71)%	13.38	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,248	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%	0.67	%(D)
Including waiver and/or reimbursement and recapture	0.69%	0.67	%(D)
Net investment income (loss) to average net assets	(0.07)%	(0.23	)%(D)
Portfolio turnover rate	40%	25%

(A)	Commenced operations on May 28, 2021.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica US Growth
Class T
October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$107.77	$79.77	$64.44	$56.19	$52.20

Investment operations:
Net investment income (loss) (A)	(0.08)	(0.11)	(0.01)	0.02	0.00	(B)
Net realized and unrealized gain (loss)	(29.82)	30.77	17.18	10.37	6.16
Total investment operations	(29.90)	30.66	17.17	10.39	6.16
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	—	—	—	—	(0.05)
Net realized gains	(3.92)	(2.66)	(1.84)	(2.14)	(2.12)
Total dividends and/or distributions to shareholders	(3.92)	(2.66)	(1.84)	(2.14)	(2.17)

Net asset value, end of year	$73.95	$107.77	$79.77	$64.44	$56.19
Total return (C)	(28.76)%	39.15%	27.17%	19.63%	12.10%

Ratios and supplemental data:
Net assets end of year (000’s)	$125,757	$189,010	$144,510	$125,598	$113,486
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%	0.70%	0.75%	0.80%	0.81%
Including waiver and/or reimbursement and recapture	0.72%	0.70%	0.75%	0.80%	0.81%
Net investment income (loss) to average net assets	(0.10)%	(0.11)%	(0.02)%	0.04%	0.02%
Portfolio turnover rate	40%	25%	28%	37%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated without deduction of the initial sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS

At October 31, 2022

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds covered by this report (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are as follows:

Fund	Class
Transamerica Balanced II (“Balanced II”)	I3,R
Transamerica Bond (“Bond”) (A)	A,C,I,I2,R,R6
Transamerica Capital Growth (“Capital Growth”) (A)	A,C,I,I2,R,R6
Transamerica Emerging Markets Debt (“Emerging Markets Debt”)	A,C,I,I2,R6
Transamerica Emerging Markets Opportunities (“Emerging Markets Opportunities”)	I,I2,R6
Transamerica Energy Infrastructure (“Energy Infrastructure”)	A,C,I,I2
Transamerica Floating Rate (“Floating Rate”)	A,C,I,I2
Transamerica Government Money Market (“Government Money Market”)	A,C,I,I2,I3,R2,R4
Transamerica High Quality Bond (“‘High Quality Bond”)	I3,R,R4
Transamerica High Yield Bond (“High Yield Bond”)	A,C,I,I2,I3,R,R4,R6
Transamerica High Yield ESG (“High Yield ESG”)	I,I2
Transamerica High Yield Muni (“High Yield Muni”)	A,C,I,I2
Transamerica Inflation Opportunities (“Inflation Opportunities”)	A,C,I,I2,R6
Transamerica Inflation-Protected Securities (“Inflation-Protected Securities”)	I3,R,R4
Transamerica Intermediate Bond (“Intermediate Bond”)	I2,I3,R,R4,R6
Transamerica Intermediate Muni (“Intermediate Muni”)	A,C,I,I2
Transamerica International Equity (“International Equity”) (B)	A,C,I,I2,I3,R,R4,R6
Transamerica International Focus (“International Focus”) (C)	A,I,I2,R6
Transamerica International Small Cap Value (“International Small Cap Value”)	I,I2
Transamerica International Stock (“International Stock”)	A,I,I2,R6
Transamerica Large Cap Value (“Large Cap Value”)	A,C,I,I2,R6
Transamerica Large Core (“Large Core”)	I3,R,R4
Transamerica Large Growth (“Large Growth”)	I3,R,R4,R6
Transamerica Large Value Opportunities (“Large Value Opportunities”)	I3,R,R4
Transamerica Mid Cap Growth (“Mid Cap Growth”)	A,C,I,I2,I3,R,R4,R6
Transamerica Mid Cap Value Opportunities (“Mid Cap Value Opportunities”)	A,C,I,I2,I3,R,R4,R6
Transamerica Multi-Asset Income (“Multi-Asset Income”)	A,C,I,I2
Transamerica Multi-Managed Balanced (“Multi-Managed Balanced”) (A)	A,C,I,R,R6
Transamerica Short-Term Bond (“Short-Term Bond”)	A,C,I,I2,R6
Transamerica Small Cap Growth (“Small Cap Growth”)	A,C,I,I2,I3,R,R4,R6
Transamerica Small Cap Value (“Small Cap Value”)	A,C,I,I2,I3,R,R4,R6
Transamerica Small/Mid Cap Value (“Small/Mid Cap Value”)	A,C,I,I2,R6
Transamerica Sustainable Bond (“Sustainable Bond”)	I,I2
Transamerica Sustainable Equity Income (“Sustainable Equity Income”)	A,C,I,I2,R6
Transamerica Unconstrained Bond (“Unconstrained Bond”)	A,I,I2
Transamerica US Growth (“US Growth”)	A,C,I,I2,R6,T

(A)	Class R commenced operations on March 1, 2022.
(B)	Transamerica Global Equity merged into International Equity on December 10, 2021.
(C)	Formerly, Transamerica International Growth.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

Effective as of March 31, 2021, Government Money Market closed to most new investors. The following investors may continue to purchase Fund shares after the close date: existing Fund investors, asset allocation funds and other investment products in which the Fund is currently an underlying investment option, retirement plans in which the Fund is a plan option, and any plan that is or becomes a part of a multiple plan exchange recordkeeping.

Emerging Markets Debt, Energy Infrastructure and High Yield Muni are “non-diversified” funds, as defined under the 1940 Act.

This report must be accompanied or preceded by each Fund’s current prospectus, which contains additional information about the Funds, including risks, sales charges, as well as investment objectives and strategies.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

1. ORGANIZATION (continued)

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Funds from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds. The Funds pay certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Funds are shown as a part of Other expenses within the Statements of Operations and (ii) the expenses payable to State Street for sub-administration services from the Funds are shown as part of Other accrued expenses within the Statements of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Funds may be subject to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

The dollar amount of applicable foreign withholding taxes on foreign income is included on a net basis in Withholding taxes on foreign income within the Statements of Operations. The Funds record a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims that have been recorded but not yet received are reflected in Tax reclaims within the Statements of Assets and Liabilities.

As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), certain Funds have filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected in Other income within the Statements of Operations and the cost to file these additional ECJ tax reclaims is reflected in Reclaim professional fees within the Statements of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements

Cash overdraft: The Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statements of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statements of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statements of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Funds with broker/dealers with which other funds or portfolios advised by TAM have established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions, paid by the Funds, be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Commissions recaptured are included within Net realized gain (loss) within the Statements of Operations. For the year ended October 31, 2022, commissions recaptured are as follows. Funds not listed in the subsequent table do not have any commissions recaptured during the year.

Fund	Commissions Recaptured
Emerging Markets Opportunities	$8,357
Energy Infrastructure	251
International Equity	109,155
International Small Cap Value	9,525
International Stock	25,299
Large Cap Value	13,910
Large Core	5,983
Large Growth	1,131
Large Value Opportunities	10,542
Mid Cap Growth	1,770
Mid Cap Value Opportunities	52,948
Multi-Asset Income	5,557
Multi-Managed Balanced	6,134
Small Cap Growth	516
Small Cap Value	90,007
Small/Mid Cap Value	38,172
US Growth	5,191

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Funds’ valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Funds’ Board of Trustees. The net asset value of each Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Funds’ investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at October 31, 2022, is disclosed within the Investment Valuation section of each Fund’s Schedule of Investments.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities and Master limited partnerships: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Convertible bonds: The fair value of convertible bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, broker price quotations (where observable), and models incorporating benchmark curves, underlying stock data, and foreign exchange rates. While most convertible bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

3. INVESTMENT VALUATION (continued)

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: A Fund normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Government Money Market values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Warrants: Warrants may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the warrants are priced at zero. Warrants are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Funds to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Funds assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

Each Fund, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Funds that participate in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Funds have direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Funds may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

Unfunded commitments represent the remaining obligation of the Funds to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. In connection with these commitments a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is recognized ratably over the commitment period and reflected in Interest income within the Statements of Operations. The unfunded amounts are marked-to-market and included in Unrealized appreciation (depreciation) on unfunded commitments within the Statements of Assets and Liabilities and Net change in unrealized appreciation (depreciation) on unfunded commitments within the Statements of Operations. Funds not listed in the subsequent table do not have any unfunded commitments during the year.

Fund	Principal Commitment	Unrealized Appreciation (Depreciation)
Floating Rate
Athenahealth, Inc., Delayed Draw Term Loan	$164,402	$(16,592)
Dermatology Intermediate Holdings III, Inc., Delayed Draw Term Loan	78,083	(2,221)
VT Topco, Inc., Delayed Draw Term Loan	48,698	(1,593)
Total	$291,183	$(20,406)

Unconstrained Bond
Athenahealth, Inc., Delayed Draw Term Loan	$95,719	$(6,882)
Trident TPI Holdings, Inc., Delayed Draw Term Loan	10,168	(576)
Total	$105,887	$(7,458)

Open funded loan participations and assignments at October 31, 2022, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statements of Assets and Liabilities.

PIKs held at October 31, 2022, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

4. SECURITIES AND OTHER INVESTMENTS (continued)

REITs held at October 31, 2022, if any, are identified within the Schedule of Investments.

Restricted securities: The Funds may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at October 31, 2022, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): Certain Funds may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at October 31, 2022, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statements of Operations, with a corresponding adjustment to Investments, at cost within the Statements of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Funds may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds engage in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Funds engage in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Funds will segregate with their custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Funds if the other party to the transaction defaults on its obligation to make payment or delivery, and the Funds are delayed or prevented from completing the transaction. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Funds sell a security on a delayed-delivery basis, the Funds do not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2022, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statements of Assets and Liabilities.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Funds, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Funds to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2022, the Funds have not utilized the program.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2022.

Repurchase agreements at October 31, 2022, if any, are included within the Schedule of Investments and Statements of Assets and Liabilities.

Securities lending: The Funds may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Funds to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Funds is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Each applicable Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statements of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2022. Funds not listed in the subsequent table did not have secured borrowing transactions.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Balanced II
Securities Lending Transactions
Common Stocks	$78,413	$—	$—	$—	$78,413
Corporate Debt Securities	741,221	—	—	—	741,221
U.S. Government Obligations	200,303	—	—	—	200,303
Total Securities Lending Transactions	$1,019,937	$—	$—	$—	$1,019,937
Total Borrowings	$1,019,937	$—	$—	$—	$1,019,937

Bond
Securities Lending Transactions
Corporate Debt Securities	$11,215,313	$—	$—	$—	$11,215,313
U.S. Government Obligations	3,349,650	—	—	—	3,349,650
Total Securities Lending Transactions	$14,564,963	$—	$—	$—	$14,564,963
Total Borrowings	$14,564,963	$—	$—	$—	$14,564,963

Capital Growth
Securities Lending Transactions
Common Stocks	$82,361,489	$—	$—	$—	$82,361,489
Total Borrowings	$82,361,489	$—	$—	$—	$82,361,489

Emerging Markets Debt
Securities Lending Transactions
Corporate Debt Securities	$2,108,361	$—	$—	$—	$2,108,361
Foreign Government Obligations	2,822,661	—	—	—	2,822,661
Total Securities Lending Transactions	$4,931,022	$—	$—	$—	$4,931,022
Total Borrowings	$4,931,022	$—	$—	$—	$4,931,022

Emerging Markets Opportunities
Securities Lending Transactions
Common Stocks	$20,434,203	$—	$—	$—	$20,434,203
Total Borrowings	$20,434,203	$—	$—	$—	$20,434,203

Energy Infrastructure
Securities Lending Transactions
Common Stocks	$16,585,392	$—	$—	$—	$16,585,392
Total Borrowings	$16,585,392	$—	$—	$—	$16,585,392

High Quality Bond
Securities Lending Transactions
Corporate Debt Securities	$815,033	$—	$—	$—	$815,033
Total Borrowings	$815,033	$—	$—	$—	$815,033

High Yield Bond
Securities Lending Transactions
Corporate Debt Securities	$97,471,528	$—	$—	$—	$97,471,528
Total Borrowings	$97,471,528	$—	$—	$—	$97,471,528

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total

High Yield ESG
Securities Lending Transactions
Corporate Debt Securities	$4,357,358	$—	$—	$—	$4,357,358
Total Borrowings	$4,357,358	$—	$—	$—	$4,357,358

Inflation Opportunities
Securities Lending Transactions
Corporate Debt Securities	$871,260	$—	$—	$—	$871,260
Total Borrowings	$871,260	$—	$—	$—	$871,260

Inflation-Protected Securities
Securities Lending Transactions
Corporate Debt Securities	$494,863	$—	$—	$—	$494,863
Total Borrowings	$494,863	$—	$—	$—	$494,863

Intermediate Bond
Securities Lending Transactions
Corporate Debt Securities	$5,062,228	$—	$—	$—	$5,062,228
U.S. Government Obligations	28,703,948	—	—	—	28,703,948
Preferred Stocks	10,847	—	—	—	10,847
Total Securities Lending Transactions	$33,777,023	$—	$—	$—	$33,777,023
Total Borrowings	$33,777,023	$—	$—	$—	$33,777,023

International Equity
Securities Lending Transactions
Common Stocks	$48,457,289	$—	$—	$—	$48,457,289
Total Borrowings	$48,457,289	$—	$—	$—	$48,457,289

International Focus
Securities Lending Transactions
Common Stocks	$11,797,466	$—	$—	$—	$11,797,466
Total Borrowings	$11,797,466	$—	$—	$—	$11,797,466

International Small Cap Value
Securities Lending Transactions
Common Stocks	$28,433,884	$—	$—	$—	$28,433,884
Total Borrowings	$28,433,884	$—	$—	$—	$28,433,884

International Stock
Securities Lending Transactions
Common Stocks	$10,248,637	$—	$—	$—	$10,248,637
Exchange-Traded Funds	1,563,662	—	—	—	1,563,662
Total Securities Lending Transactions	$11,812,299	$—	$—	$—	$11,812,299
Total Borrowings	$11,812,299	$—	$—	$—	$11,812,299

Large Core
Securities Lending Transactions
Common Stocks	$143,970	$—	$—	$—	$143,970
Total Securities Lending Transactions	$143,970	$—	$—	$—	$143,970
Total Borrowings	$143,970	$—	$—	$—	$143,970

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total

Large Growth
Securities Lending Transactions
Common Stocks	$16,840,381	$—	$—	$—	$16,840,381
Total Borrowings	$16,840,381	$—	$—	$—	$16,840,381

Large Value Opportunities
Securities Lending Transactions
Common Stocks	$3,846,292	$—	$—	$—	$3,846,292
Total Borrowings	$3,846,292	$—	$—	$—	$3,846,292

Multi-Asset Income
Securities Lending Transactions
Common Stocks	$690,995	$—	$—	$—	$690,995
Preferred Stocks	260,558	—	—	—	260,558
Corporate Debt Securities	27,703,478	—	—	—	27,703,478
Total Securities Lending Transactions	$28,655,031	$—	$—	$—	$28,655,031
Total Borrowings	$28,655,031	$—	$—	$—	$28,655,031

Multi-Managed Balanced
Securities Lending Transactions
Common Stocks	$248,605	$—	$—	$—	$248,605
Corporate Debt Securities	788,113	—	—	—	788,113
U.S. Government Obligations	564,534	—	—	—	564,534
Total Securities Lending Transactions	$1,601,252	$—	$—	$—	$1,601,252
Total Borrowings	$1,601,252	$—	$—	$—	$1,601,252

Short-Term Bond
Securities Lending Transactions
Corporate Debt Securities	$23,151,243	$—	$—	$—	$23,151,243
Total Borrowings	$23,151,243	$—	$—	$—	$23,151,243

Small Cap Growth
Securities Lending Transactions
Common Stocks	$531,977	$—	$—	$—	$531,977
Total Borrowings	$531,977	$—	$—	$—	$531,977

Small Cap Value
Securities Lending Transactions
Common Stocks	$1,851,889	$—	$—	$—	$1,851,889
Total Borrowings	$1,851,889	$—	$—	$—	$1,851,889

Small/Mid Cap Value
Securities Lending Transactions
Common Stocks	$1,540,607	$—	$—	$—	$1,540,607
Total Borrowings	$1,540,607	$—	$—	$—	$1,540,607

Sustainable Bond
Securities Lending Transactions
Corporate Debt Securities	$706,690	$—	$—	$—	$706,690
U.S. Government Agency Obligations	187,776	—	—	—	187,776
Total Securities Lending Transactions	$894,466	$—	$—	$—	$894,466
Total Borrowings	$894,466	$—	$—	$—	$894,466

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total

Unconstrained Bond
Securities Lending Transactions
Corporate Debt Securities	$5,588,547	$—	$—	$—	$5,588,547
Foreign Government Obligations	294,531	—	—	—	294,531
Total Securities Lending Transactions	$5,883,078	$—	$—	$—	$5,883,078
Total Borrowings	$5,883,078	$—	$—	$—	$5,883,078

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

Certain Funds’ investment strategies allow the Funds to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Funds’ investment strategies, the Funds may seek to use derivatives to increase or decrease their exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Funds. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Funds’ exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Funds are subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds, with the exception of High Yield Bond and Government Money Market, may enter into option contracts to manage exposure to various market fluctuations. The Funds may purchase or write call and put options on securities and derivative instruments in which each Fund owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Funds may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Funds the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Options on foreign currency: The Funds may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Funds the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Funds pay premiums, which are included within the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Funds write a covered call or put option, the premium received is recorded as a liability within the Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Funds could result in the Funds selling or buying a security or currency at a price different from the current market value.

Open option contracts at October 31, 2022, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statements of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statements of Assets and Liabilities.

Futures contracts: The Funds are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2022, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statements of Assets and Liabilities.

Forward foreign currency contracts: The Funds are subject to foreign exchange rate risk exposure in the normal course of pursuing their investment objectives. The Funds, with the exception of Government Money Market, may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Additionally, Bond utilizes forward foreign currency contracts for speculative purposes. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statements of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statements of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at October 31, 2022, if any, are listed within the Schedule of Investments.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and each Fund’s fair values of derivative investments disclosed, if any, within the Statements of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2022. Funds not listed in the subsequent tables do not have direct exposure to derivative investments during the year.

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Balanced II
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$11,665	$—	$12,379	$—	$—	$24,044
Total	$11,665	$—	$12,379	$—	$—	$24,044

Capital Growth
Purchased options and swaptions:
Investments, at value (A)	$—	$21,600,143	$—	$—	$—	$21,600,143
Total	$—	$21,600,143	$—	$—	$—	$21,600,143

Emerging Markets Debt
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$326,327	$—	$—	$—	$326,327
Total	$—	$326,327	$—	$—	$—	$326,327

Inflation Opportunities
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$444,809	$—	$—	$—	$444,809
Total	$—	$444,809	$—	$—	$—	$444,809

Inflation-Protected Securities
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$211,964	$—	$—	$—	$211,964
Total	$—	$211,964	$—	$—	$—	$211,964

Intermediate Bond
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$459,694	$—	$—	$—	$—	$459,694
Total	$459,694	$—	$—	$—	$—	$459,694

Large Growth
Purchased options and swaptions:
Investments, at value (A)	$—	$3,270,324	$—	$—	$—	$3,270,324
Total	$—	$3,270,324	$—	$—	$—	$3,270,324

Multi-Managed Balanced
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$124,432	$—	$297,331	$—	$—	$421,763
Total	$124,432	$—	$297,331	$—	$—	$421,763

Short-Term Bond
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$1,499,897	$—	$—	$—	$—	$1,499,897
Total	$1,499,897	$—	$—	$—	$—	$1,499,897

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Bond
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(22,291)	$—	$—	$—	$—	$(22,291)
Total	$(22,291)	$—	$—	$—	$—	$(22,291)

Emerging Markets Debt
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(351,175)	$—	$—	$—	$(351,175)
Total	$—	$(351,175)	$—	$—	$—	$(351,175)

Emerging Markets Opportunities
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(1,881,760)	$—	$—	$(1,881,760)
Total	$—	$—	$(1,881,760)	$—	$—	$(1,881,760)

Inflation Opportunities
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(43,584)	$—	$—	$—	$(43,584)
Total	$—	$(43,584)	$—	$—	$—	$(43,584)

Inflation-Protected Securities
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(9,769)	$—	$—	$—	$(9,769)
Total	$—	$(9,769)	$—	$—	$—	$(9,769)

Short-Term Bond
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(3,987,839)	$—	$—	$—	$—	$(3,987,839)
Total	$(3,987,839)	$—	$—	$—	$—	$(3,987,839)

Unconstrained Bond
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(2,139,037)	$—	$—	$—	$—	$(2,139,037)
Total	$(2,139,037)	$—	$—	$—	$—	$(2,139,037)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)

Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations, categorized by primary market risk exposure as of October 31, 2022.

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Balanced II
Futures contracts	$(7,875)	$—	$(68,995)	$—	$—	$(76,870)
Total	$(7,875)	$—	$(68,995)	$—	$—	$(76,870)

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Bond
Futures contracts	$(46,925)	$—	$—	$—	$—	$(46,925)
Total	$(46,925)	$—	$—	$—	$—	$(46,925)

Capital Growth
Purchased options and swaptions (A)	$—	$(26,156,393)	$—	$—	$—	$(26,156,393)
Total	$—	$(26,156,393)	$—	$—	$—	$(26,156,393)

Emerging Markets Debt
Forward foreign currency contracts	$—	$(640,181)	$—	$—	$—	$(640,181)
Total	$—	$(640,181)	$—	$—	$—	$(640,181)

Emerging Markets Opportunities
Futures contracts	$—	$—	$(5,342,406)	$—	$—	$(5,342,406)
Forward foreign currency contracts	—	(22,974)	—	—	—	(22,974)
Total	$—	$(22,974)	$(5,342,406)	$—	$—	$(5,365,380)

High Yield Muni
Written options and swaptions	$—	$—	$264,219	$—	$—	$264,219
Total	$—	$—	$264,219	$—	$—	$264,219

Inflation Opportunities
Forward foreign currency contracts	$—	$4,572,050	$—	$—	$—	$4,572,050
Total	$—	$4,572,050	$—	$—	$—	$4,572,050

Inflation-Protected Securities
Forward foreign currency contracts	$—	$1,503,165	$—	$—	$—	$1,503,165
Total	$—	$1,503,165	$—	$—	$—	$1,503,165

Intermediate Bond
Futures contracts	$(137,422)	$—	$—	$—	$—	$(137,422)
Total	$(137,422)	$—	$—	$—	$—	$(137,422)

Intermediate Muni
Written options and swaptions	$—	$—	$1,015,777	$—	$—	$1,015,777
Total	$—	$—	$1,015,777	$—	$—	$1,015,777

Large Growth
Purchased options and swaptions (A)	$—	$(2,821,181)	$—	$—	$—	$(2,821,181)
Total	$—	$(2,821,181)	$—	$—	$—	$(2,821,181)

Multi-Managed Balanced
Futures contracts	$(90,528)	$—	$(1,617,097)	$—	$—	$(1,707,625)
Total	$(90,528)	$—	$(1,617,097)	$—	$—	$(1,707,625)

Short-Term Bond
Futures contracts	$4,410,009	$—	$—	$—	$—	$4,410,009
Total	$4,410,009	$—	$—	$—	$—	$4,410,009

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Unconstrained Bond
Futures contracts	$26,657,381	$—	$—	$—	$—	$26,657,381
Forward foreign currency contracts	—	12,264,244	—	—	—	12,264,244
Total	$26,657,381	$12,264,244	$—	$—	$—	$38,921,625

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Balanced II
Futures contracts	$14,484	$—	$(32,575)	$—	$—	$(18,091)
Total	$14,484	$—	$(32,575)	$—	$—	$(18,091)

Bond
Futures contracts	$(22,343)	$—	$—	$—	$—	$(22,343)
Total	$(22,343)	$—	$—	$—	$—	$(22,343)

Capital Growth
Purchased options and swaptions (B)	$—	$35,799,251	$—	$—	$—	$35,799,251
Total	$—	$35,799,251	$—	$—	$—	$35,799,251

Emerging Markets Debt
Forward foreign currency contracts	$—	$(265,802)	$—	$—	$—	$(265,802)
Total	$—	$(265,802)	$—	$—	$—	$(265,802)

Emerging Markets Opportunities
Futures contracts	$—	$—	$(1,862,794)	$—	$—	$(1,862,794)
Total	$—	$—	$(1,862,794)	$—	$—	$(1,862,794)

Inflation Opportunities
Forward foreign currency contracts	$—	$285,168	$—	$—	$—	$285,168
Total	$—	$285,168	$—	$—	$—	$285,168

Inflation-Protected Securities
Forward foreign currency contracts	$—	$234,627	$—	$—	$—	$234,627
Total	$—	$234,627	$—	$—	$—	$234,627

Intermediate Bond
Futures contracts	$513,253	$—	$—	$—	$—	$513,253
Total	$513,253	$—	$—	$—	$—	$513,253

Large Growth
Purchased options and swaptions (B)	$—	$4,526,354	$—	$—	$—	$4,526,354
Total	$—	$4,526,354	$—	$—	$—	$4,526,354

Multi-Managed Balanced
Futures contracts	$159,487	$—	$20,702	$—	$—	$180,189
Total	$159,487	$—	$20,702	$—	$—	$180,189

Short-Term Bond
Futures contracts	$(3,686,476)	$—	$—	$—	$—	$(3,686,476)
Total	$(3,686,476)	$—	$—	$—	$—	$(3,686,476)

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Unconstrained Bond
Futures contracts	$(7,114,478)	$—	$—	$—	$—	$(7,114,478)
Forward foreign currency contracts	—	(2,665,262)	—	—	—	(2,665,262)
Total	$(7,114,478)	$(2,665,262)	$—	$—	$—	$(9,779,740)

(A)	Included within Net realized gain (loss) on Investments in the Statements of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statements of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2022.

	Balanced II	Bond	Capital Growth	Emerging Markets Debt	Emerging Markets Opportunities
Options:
Average value of option contracts purchased	$—	$—	$6,010,252	$—	$—
Futures contracts:
Average notional value of contracts — long	895,925	174,252	—	—	21,442,935
Average notional value of contracts — short	(144,188)	—	—	—	—
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	—	—	—	24,581,590	452,996
Average contract amounts sold — in USD	—	—	—	26,177,258	51,212

	High Yield Muni	Inflation Opportunities	Inflation- Protected Securities	Intermediate Bond	Intermediate Muni
Options:
Average value of option contracts written	$(565)	$—	$—	$—	$(5,654)
Futures contracts:
Average notional value of contracts — long	—	—	—	2,648,156	—
Average notional value of contracts — short	—	—	—	(4,001,161)	—
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	—	2,090,793	653,551	—	—
Average contract amounts sold — in USD	—	27,771,787	10,821,194	—	—

	Large Growth	Multi- Managed Balanced	Short-Term Bond	Unconstrained Bond
Options:
Average value of option contracts purchased	$776,913	$—	$—	$—
Futures contracts:
Average notional value of contracts — long	—	12,603,644	141,178,234	17,608,821
Average notional value of contracts — short	—	(1,538,003)	(72,126,723)	(153,822,364)
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	—	—	—	15,524,263
Average contract amounts sold — in USD	—	—	—	85,730,889

The applicable Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with their contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Funds and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Funds exercise their right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Funds’ net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, a Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by a Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statements of Assets and Liabilities. Cash collateral that has been received by a Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statements of Assets and Liabilities. Non-cash collateral pledged to each Fund, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if a Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Funds’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Funds as of October 31, 2022. For financial reporting purposes, the Funds do not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements. Funds not listed in the subsequent tables do not have master netting agreements for open derivative positions during the year.

	Gross Amounts of Assets Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities		Net Receivable	Gross Amounts of Liabilities Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities		Net Payable
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Capital Growth
Goldman Sachs International	$9,634,572	$—	$(9,634,572)	$—	$—	$—	$—	$—
JPMorgan Chase Bank, N.A.	5,642,996	—	(4,820,000)	822,996	—	—	—	—
Standard Chartered Bank	6,322,575	—	(5,700,000)	622,575	—	—	—	—

Total	$21,600,143	$—	$(20,154,572)	$1,445,571	$—	$—	$—	$—

Emerging Markets Debt
Goldman Sachs Bank	$187,272	$(187,272)	$—	$—	$224,730	$(187,272)	$—	$37,458
HSBC Bank USA	103,197	(103,197)	—	—	126,445	(103,197)	—	23,248
JPMorgan Chase Bank, N.A.	22,775	—	—	22,775	—	—	—	—
Morgan Stanley Capital Services, Inc.	13,083	—	(13,083)	—	—	—	—	—

Total	$326,327	$(290,469)	$(13,083)	$22,775	$351,175	$(290,469)	$—	$60,706

Inflation Opportunities
JPMorgan Securities LLC	$444,809	$(43,584)	$—	$401,225	$43,584	$(43,584)	$—	$—

Total	$444,809	$(43,584)	$—	$401,225	$43,584	$(43,584)	$—	$—

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Gross Amounts of Assets Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities		Net Receivable	Gross Amounts of Liabilities Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities		Net Payable
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Inflation-Protected Securities
JPMorgan Securities LLC	$211,964	$(9,769)	$—	$202,195	$9,769	$(9,769)	$—	$—

Total	$211,964	$(9,769)	$—	$202,195	$9,769	$(9,769)	$—	$—

Large Growth
Goldman Sachs International	$982,437	$—	$(50,000)	$932,437	$—	$—	$—	$—
JPMorgan Chase Bank, N.A.	1,118,280	—	(960,000)	158,280	—	—	—	—
Standard Chartered Bank	1,169,607	—	(1,060,000)	109,607	—	—	—	—

Total	$3,270,324	$—	$(2,070,000)	$1,200,324	$—	$—	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statements of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

7. RISK FACTORS

Investing in the Funds involves certain key risks related to the Funds’ trading activity. Please reference the Funds’ prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Funds.

Market risk: The market prices of a Fund’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of a Fund’s securities and assets fall, the value of your investment will go down. A Fund may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Fund’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including a Fund’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of a Fund’s investments.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

7. RISK FACTORS (continued)

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not a Fund invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of a Fund’s investments.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by a Fund fall, the value of your investment in a Fund will decline. A Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Fixed income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by a Fund falls, the value of your investment will go down. A Fund may lose its entire investment in the fixed-income securities of an issuer.

Asset class allocation risk: A Fund’s investment performance is significantly impacted by a Fund’s asset class allocation and reallocation from time to time. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the Investment Manager’s judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect. A Fund’s balance between equity and debt securities limits its potential for capital appreciation relative to an all-stock fund and contributes to greater volatility relative to an all-bond fund.

Convertible securities risk: Convertible securities are subject to risks associated with both fixed-income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

7. RISK FACTORS (continued)

Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by a Fund or a counterparty to a financial contract with a Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, a Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on a Fund. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, a Fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to a Fund. In certain cases, a Fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. A Fund may segregate cash or other liquid assets to cover the funding of its obligations under derivative contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act funds and imposes new requirements and restrictions on funds using derivatives. Rule 18f-4 could have an adverse impact on a Fund’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to a Fund’s use of derivatives. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. The new rule may not be effective to limit the risk of loss from derivatives.

Dividend paying stock risk: There can be no assurance that the issuers of the stocks held by a Fund will pay dividends in the future or that, if dividends are paid, they will not decrease. A Fund’s emphasis on dividend paying stocks could cause a Fund’s share price and total return to fluctuate more than, or cause a Fund to underperform, similar funds that invest without consideration of an issuer’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks tend to go through cycles of over- or under-performing the stock market in general.

Emerging markets risk: Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as a Fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.

Energy sector risk: Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries. Such events and related conditions may lead to disputes among oil-producing countries and potential limits on the production of crude oil, leading to increased volatility in the energy sector.

Environmental, social and governance (“ESG”) investing risk: Applying the sub-adviser’s ESG criteria to its investment analysis for the Fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Fund may forgo some investment opportunities available to funds that do not use ESG criteria or that apply different ESG criteria. Applying ESG criteria may impact the Fund’s exposure to risks associated with certain issuers, industries and sectors, which may impact the Fund’s investment performance. Securities of companies with what are identified by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment. The Fund’s investments may include securities of issuers that derive revenue from non-ESG activities. ESG information from third party data providers may be incomplete, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s ESG characteristics.

Floating rate loans risk: Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

7. RISK FACTORS (continued)

public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in a Fund not receiving proceeds from the sale of a loan for an extended period. As a result, a Fund may be subject to greater “Liquidity” risk than a Fund that does not invest in floating rate loans and a Fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.

Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of a Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers.

Government money market fund risk: Transamerica Government Money Market operates as a “government” money market fund under applicable federal regulations. The Fund continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the Fund will be able to maintain a $1.00 share price. The Fund does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “redemption gates” on fund redemptions, as permitted under the applicable regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the Fund to impose such fees and gates in the future.

Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

High-yield debt securities risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for a Fund.

Industry concentration risk: A Fund concentrates its investments in a specific industry or industries. Concentration in a particular industry heightens the risks associated with that industry. As a result, a Fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.

Inflation-protected securities risk: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest rate risk: Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. A Fund faces a risk that interest rates may rise. The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of a Fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from a Fund. Increased redemptions could cause a Fund to sell securities at inopportune times or depressed prices and result in further losses.

Large capitalization companies risk: A Fund’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

LIBOR risk: Many financial instruments, financings or other transactions to which a Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

7. RISK FACTORS (continued)

that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on a Fund, issuers of instruments in which a Fund invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on a Fund or a Fund’s investments cannot yet be determined.

Liquidity risk: A Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If a Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, a Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for a Fund to sell. This may prevent a Fund from limiting losses.

Master limited partnerships (“MLP”) risk: Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, certain tax risks, and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. Energy and natural resources MLPs may be adversely affected by changes in and volatility of commodity prices. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The yields for equity and debt securities of MLPs and other issuers in the energy sector are susceptible in the short-term to fluctuations in interest rates and the value of a Fund’s investments in such securities may decline if interest rates rise. The value of a Fund’s investment in MLPs depends to a significant extent on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet the legal requirements to maintain partnership status, it could be taxed as a corporation and there could be a material decrease in the value of its securities.

Medium capitalization companies risk: A Fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose a Fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for a Fund.

Mortgage-related and asset-backed securities risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact a Fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

7. RISK FACTORS (continued)

Municipal securities risk: The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent a Fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, a Fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.

Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.

Repurchase agreements risk: In a repurchase agreement, a Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from a Fund at a later date, and at a specified price. The securities purchased serve as a Fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, a Fund is entitled to sell the securities, but a Fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that a Fund will not have a right to the securities, or the immediate right to sell the securities.

Small capitalization companies risk: A Fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Sovereign debt risk: Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Sustainability investing risk: Applying the sub-adviser’s sustainability assessment framework to its investment analysis for a Fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, a Fund may forgo some investment opportunities available to funds that do not apply sustainability investing principals or that apply different sustainability criteria. Applying sustainability criteria may impact a Fund’s exposure to risks associated with certain issuers, industries and sectors, which may impact a Fund’s investment performance. Securities of companies meeting the sub-adviser’s sustainability criteria may shift into and out of favor depending on market and economic conditions, and a Fund’s performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principals or that apply different sustainability criteria. The sub-adviser monitors a Fund’s holdings based on the latest publicly available information. Any delay in obtaining public information regarding a Fund’s holdings could result in a Fund holding an investment that no longer meets a Fund’s sustainability investing principals. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessment. A Fund’s investments may include securities of issuers that derive revenue from non-sustainable activities. Sustainability information from third party data providers may be incomplete, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability characteristics.

Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

(“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

With respect to Balanced II, Bond, Floating Rate, High Yield Bond, High Yield ESG, Intermediate Bond, Multi-Managed Balanced, Short-Term Bond and Sustainable Bond, TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the applicable Funds, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

With respect to Sustainable Equity Income, TAM has entered into a sub-advisory agreement with Aegon Asset Management UK plc (“AAM UK”), a wholly-owned subsidiary of Aegon NV. AAM UK provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Funds Services, Inc. (“TFS”) is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, AUIM, AAM UK, TFS and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, AUIM, AAM UK, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Funds. The Funds do pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statements of Operations.

As of October 31, 2022, the investment manager and/or other affiliated investment accounts held balances of each Fund as follows:

Fund	Account Balance	Percentage of Net Assets
Balanced II	$100,073,452	100.00%
Bond	251,525,796	20.71
Capital Growth	37,679,110	2.37
Emerging Markets Debt	1,095,121	0.57
Emerging Markets Opportunities	737,123,446	91.61
Energy Infrastructure	43,834,552	29.55
Floating Rate	51,041,705	26.89
Government Money Market	285,663,926	50.40
High Quality Bond	125,474,590	100.00
High Yield Bond	478,881,556	41.06
High Yield ESG	18,737,204	51.57
High Yield Muni	11,908	0.01
Inflation Opportunities	85,707,623	74.05
Inflation-Protected Securities	84,798,374	100.00
Intermediate Bond	2,254,320,239	95.96
Intermediate Muni	9,765	0.00	(A)
International Equity	1,228,332,400	29.36
International Focus	844,557,192	96.54

Fund	Account Balance	Percentage of Net Assets
International Small Cap Value	$328,912,957	57.92%
International Stock	138,703,262	88.92
Large Cap Value	1,675,310,746	87.15
Large Core	156,734,243	96.84
Large Growth	402,240,367	92.95
Large Value Opportunities	327,031,189	98.91
Mid Cap Growth	262,712,824	91.56
Mid Cap Value Opportunities	389,424,397	27.83
Multi-Asset Income	15,524	0.00	(A)
Multi-Managed Balanced	21,918,177	2.00
Short-Term Bond	308,998,541	8.90
Small Cap Growth	53,132,694	35.35
Small Cap Value	387,832,174	91.32
Small/Mid Cap Value	64,041,311	8.32
Sustainable Bond	20,219,896	99.98
Sustainable Equity Income	239,584,392	84.82
Unconstrained Bond	654,753,023	91.59
US Growth	561,813,395	35.17

(A)	Rounds to less than 0.01%.

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Each Fund pays a management fee to TAM based on daily average net assets at the following rates:

Fund	Rate
Balanced II	0.4800%
Bond
First $500 million	0.4100
Over $500 million up to $1 billion	0.3900
Over $1 billion up to $1.5 billion	0.3800
Over $1.5 billion	0.3750
Capital Growth
First $1.5 billion	0.7075
Over $1.5 billion up to $3 billion	0.6415
Over $3 billion up to $5 billion	0.6300
Over $5 billion up to $7 billion	0.5700
Over $7 billion	0.5500
Emerging Markets Debt
First $400 million	0.6300
Over $400 million	0.6100
Emerging Markets Opportunities
First $250 million	0.8300
Over $250 million up to $500 million	0.8000
Over $500 million	0.7500
Energy Infrastructure
First $250 million	1.0540
Over $250 million up to $500 million	1.0400
Over $500 million up to $1 billion	0.9600
Over $1 billion up to $2 billion	0.8500
Over $2 billion	0.8000
Floating Rate
First $1 billion	0.6400
Over $1 billion up to $1.5 billion	0.6200
Over $1.5 billion up to $2 billion	0.6000
Over $2 billion	0.5900
Government Money Market
First $1 billion	0.2400
Over $1 billion up to $3 billion	0.2200
Over $3 billion	0.2100
High Quality Bond	0.3800
High Yield Bond (A)
First $1.25 billion	0.5540
Over $1.25 billion up to $2 billion	0.5440
Over $2 billion	0.5200
High Yield ESG (A)
First $1.25 billion	0.5540
Over $1.25 billion up to $2 billion	0.5440
Over $2 billion	0.5200
High Yield Muni
First $500 million	0.5400
Over $500 million up to $1 billion	0.5300
Over $1 billion	0.5000
Inflation Opportunities
First $250 million	0.4900
Over $250 million up to $1 billion	0.4300
Over $1 billion	0.3800

Fund	Rate
Inflation Protected-Securities
Effective August 1, 2022
First $750 million	0.3800%
Over $750 million	0.3700
Prior to August 1, 2022	0.3800
Intermediate Bond
First $2 billion	0.3800
Over $2 billion up to $3.5 billion	0.3650
Over $3.5 billion up to $5 billion	0.3600
Over $5 billion	0.3550
Intermediate Muni
First $150 million	0.4700
Over $150 million up to $350 million	0.4500
Over $350 million up to $650 million	0.4400
Over $650 million up to $1 billion	0.4200
Over $1 billion up to $2 billion	0.3900
Over $2 billion up to $3 billion	0.3875
Over $3 billion	0.3825
International Equity
Effective December 13, 2021
First $250 million	0.7700
Over $250 million up to $1 billion	0.7400
Over $1 billion up to $2 billion	0.7200
Over $2 billion up to $6 billion	0.6900
Over $6 billion up to $8 billion	0.6800
Over $8 billion	0.6600
Prior to December 13, 2021
First $500 million	0.7700
Over $500 million up to $1 billion	0.7500
Over $1 billion up to $2 billion	0.7200
Over $2 billion up to $6 billion Over $6 billion	0.6900 0.6800
International Focus
First $500 million	0.7700
Over $500 million up to $1 billion	0.7600
Over $1 billion up to $2 billion	0.7100
Over $2 billion up to $3 billion	0.6950
Over $3 billion	0.6800
International Small Cap Value
First $300 million	0.9550
Over $300 million up to $750 million Over $750 million up to $1 billion	0.9300 0.8800
Over $1 billion	0.8400
International Stock
First $500 million	0.7000
Over $500 million up to $1 billion	0.6800
Over $1 billion up to $2 billion	0.6700
Over $2 billion up to $3 billion	0.6400
Over $3 billion	0.6300
Large Cap Value (B)
First $1 billion	0.5940
Over $1 billion up to $2 billion	0.5800
Over $2 billion up to $3 billion	0.5600
Over $3 billion	0.5400

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Rate
Large Core
First $250 million	0.4500%
Over $250 million up to $750 million	0.4400
Over $750 million	0.4300
Large Growth
First $1 billion	0.6500
Over $1 billion up to $1.5 billion	0.6350
Over $1.5 billion up to $2 billion	0.6150
Over $2 billion up to $3 billion	0.6050
Over $3 billion up to $4 billion	0.5900
Over $4 billion up to $5 billion	0.5750
Over $5 billion up to $7 billion	0.5700
Over $7 billion	0.5500
Large Value Opportunities
First $250 million	0.4500
Over $250 million up to $750 million	0.4400
Over $750 million	0.4300
Mid Cap Growth
First $200 million	0.7050
Over $200 million up to $1 billion	0.6850
Over $1 billion	0.6700
Mid Cap Value Opportunities
First $750 million	0.7000
Over $750 million up to $1.5 billion	0.6950
Over $1.5 billion up to $2 billion	0.6850
Over $2 billion	0.6775
Multi-Asset Income
First $500 million	0.5740
Over $500 million up to $1 billion	0.5700
Over $1 billion up to $1.5 billion	0.5450
Over $1.5 billion up to $2 billion	0.5350
Over $2 billion	0.5150
Multi-Managed Balanced
First $500 million	0.6100
Over $500 million up to $1 billion	0.5900
Over $1 billion up to $1.5 billion	0.5600
Over $1.5 billion up to $2 billion	0.5500
Over $2 billion up to $5 billion	0.5200
Over $5 billion	0.5000
Short-Term Bond
First $250 million	0.4200
Over $250 million up to $500 million	0.3900
Over $500 million up to $1 billion	0.3700
Over $1 billion	0.3600
Small Cap Growth
First $300 million	0.8700
Over $300 million	0.8300
Small Cap Value
First $300 million	0.8000
Over $300 million up to $800 million	0.7500
Over $800 million	0.7100

Fund	Rate
Small/Mid Cap Value
Effective August 1, 2022
First $100 million	0.7900%
Over $100 million up to $350 million	0.7800
Over $350 million up to $500 million	0.7700
Over $500 million up to $750 million	0.7500
Over $750 million up to $1 billion	0.7450
Over $1 billion up to $1.5 billion	0.6900
Over $1.5 billion up to $2 billion	0.6800
Over $2 billion	0.6700
Prior to August 1, 2022
First $350 million	0.7900
Over $350 million up to $500 million	0.7800
Over $500 million up to $750 million	0.7650
Over $750 million up to $1 billion	0.7550
Over $1 billion up to $1.5 billion	0.7350
Over $1.5 billion up to $2 billion	0.7300
Over $2 billion	0.7250
Sustainable Bond
First $500 million	0.4100
Over $500 million up to $1 billion	0.3900
Over $1 billion up to $1.5 billion	0.3800
Over $1.5 billion	0.3750
Sustainable Equity Income (B)
First $500 million	0.6630
Over $500 million up to $1 billion	0.5800
Over $1 billion up to $1.5 billion	0.5500
Over $1.5 billion	0.5300
Unconstrained Bond
First $500 million	0.6500
Over $500 million up to $1 billion	0.6400
Over $1 billion up to $2 billion	0.6200
Over $2 billion	0.6100
US Growth
First $500 million	0.6800
Over $500 million up to $800 million	0.6700
Over $800 million up to $1 billion	0.6575
Over $1 billion up to $2 billion	0.6130
Over $2 billion up to $3 billion	0.6050
Over $3 billion up to $4 billion	0.5900
Over $4 billion up to $5 billion	0.5750
Over $5 billion up to $7 billion	0.5700
Over $7 billion	0.5500

(A)	TAM has contractually agreed to reimburse 0.085% of the transfer agency fees on Class I shares through March 1, 2023.
(B)	TAM has contractually agreed to reimburse 0.09% of the transfer agency fees on Class I shares through March 1, 2023.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

On April 18, 2022, TFS, the Funds’ transfer agent, returned to Class I of applicable Funds certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within each applicable Fund’s Statements of Changes in Net Assets and Financial Highlights in this shareholder report.

On three occassions during the year ended October 31, 2022, TCI, the Funds’ distributor/principal underwriter, returned to Class A, Class C, Class R and/or Class R3 of applicable Funds certain 12b-1 fees retained by TCI during the period of April 1, 2020, to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital,Inc.” within each applicable Fund’s Statements of Changes in Net Assets and Financial Highlights in this shareholder report.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses (with exception to Intermediate Muni and Multi-Asset Income), interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual operating expense limits to the Funds’ daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations.

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
Balanced II
Class I3	0.66%
Class R	1.10
Bond
Class A	0.93	0.97%
Class C	1.60	1.65
Class I	0.50
Class I2, Class R6	0.52
Class R (D)	1.18
Capital Growth
Class A	1.16
Class C	1.90
Class I	0.83	0.88
Class I2	0.78
Class R (D)	1.41
Class R6	0.74	0.78
Emerging Markets Debt
Class A	1.25
Class C	2.00
Class I, Class I2, Class R6	0.85
Emerging Markets Opportunities
Class I	0.98
Class I2, Class R6	0.95
Energy Infrastructure
Class A	1.60
Class C	2.35
Class I	1.35
Class I2	1.25
Floating Rate
Class A	1.05
Class C	1.80
Class I, Class I2	0.80
Government Money Market
Class A	0.73
Class C	1.48
Class I, Class I2, Class I3	0.38
Class R2	0.80
Class R4	0.50

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
High Quality Bond
Class I3	0.51%	0.52%
Class R	1.00
Class R4	0.65
High Yield Bond
Class A	1.09
Class C	1.85
Class I	0.79
Class I2, Class I3, Class R6	0.67
Class R	1.10
Class R4	0.85
High Yield ESG
Class I	0.85
Class I2	0.75
High Yield Muni
Class A	1.01
Class C	1.76
Class I	0.76
Class I2	0.73	0.76
Inflation Opportunities
Class A	1.00
Class C	1.71
Class I	0.65
Class I2, Class R6	0.64
Inflation-Protected Securities
Class I3	0.53
Class R	1.00
Class R4	0.65
Intermediate Bond
Class I2	0.50
Class I3, Class R6	0.46	0.50
Class R	1.00
Class R4	0.65
Intermediate Muni
Class A	0.85
Class C	1.54	1.60
Class I	0.49
Class I2	0.60

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
International Equity
Class A	1.25%
Class C	2.00
Class I	1.00
Class I2, Class I3, Class R6	0.90
Class R	1.40
Class R4	1.15
International Focus
Class A	1.20
Class I	1.05
Class I2	0.95
Class R6	0.87	0.95%
International Small Cap Value
Class I	1.16	1.22
Class I2	1.12
International Stock
Class A	1.25
Class I	1.00
Class I2	0.95
Class R6	0.92	0.95
Large Cap Value
Class A	1.09	1.15
Class C	1.83	1.90
Class I	0.77	0.83
Class I2	0.72
Class R6	0.67	0.72
Large Core
Class I3	0.65
Class R	1.15
Class R4	0.81	0.83
Large Growth
Class I3, Class R6	0.74	0.75
Class R	1.25
Class R4	0.90
Large Value Opportunities
Class I3	0.65
Class R	1.00
Class R4	0.75
Mid Cap Growth
Class A	1.30
Class C	1.99	2.05
Class I	0.98
Class I2, Class I3, Class R6	0.85
Class R	1.35
Class R4	0.95

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
Mid Cap Value Opportunities
Class A	1.20%
Class C	1.95
Class I, Class R4	0.90
Class I2, Class I3, Class R6	0.80
Class R	1.25
Multi-Asset Income
Class A	1.12
Class C	1.87
Class I	0.72
Class I2	0.83
Multi-Managed Balanced
Class A	1.09	1.15%
Class C	1.84	1.90
Class I	0.83
Class R (D)	1.34
Class R6	0.70	0.73
Short-Term Bond
Class A	0.84
Class C	1.56
Class I	0.57
Class I2, Class R6	0.50
Small Cap Growth
Class A	1.40
Class C	2.13	2.15
Class I	1.10	1.15
Class I2, Class I3, Class R6	1.00
Class R	1.55
Class R4	1.15
Small Cap Value
Class A	1.30
Class C	2.05
Class I	1.05
Class I2, Class I3, Class R6	0.95
Class R	1.50
Class R4	1.10
Small/Mid Cap Value
Class A	1.30	1.37
Class C	2.02	2.05
Class I	0.97	1.00
Class I2	0.90	.
Class R6	0.88	0.90
Sustainable Bond
Class I	0.50
Class I2	0.45

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
Sustainable Equity Income
Class A	1.09%	1.15%
Class C	1.90
Class I	0.90
Class I2, Class R6	0.80	0.83
Unconstrained Bond
Class A	1.20
Class I	0.95
Class I2	0.85

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
US Growth
Class A	1.16%
Class C	1.86
Class I	0.86
Class I2	0.76
Class R6	0.73	0.76%
Class T	0.79

(A)	Current operating expense limit is effective through March 1, 2023.
(B)	Prior operating expense limit was effective through March 1, 2022.
(C)	No rate displayed indicates no change to the operating expense limit during the period.
(D)	Class R commenced operations on March 1, 2022.

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Funds, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2022, the balances available for recapture by TAM for each Fund are as follows. Funds and/or classes not listed in the subsequent table do not have balances available for recapture during the year. Government Money Market is discussed in further detail in proceeding notes and tables:

	Amounts Available
Fund	2020	2021	2022	Total
Bond
Class I	$635,743	$428,066	$403,265	$1,467,074
Capital Growth
Class I	—	—	230,011	230,011
Class R6	—	—	1,767	1,767
Emerging Markets Debt
Class A	—	—	10,675	10,675
Class I	—	—	19,209	19,209
Energy Infrastructure
Class A	—	—	5,695	5,695
Class C	11,022	5,296	2,360	18,678
Floating Rate
Class A	44,032	18,775	8,058	70,865
Class C	29,057	15,303	7,734	52,094
Class I	168,210	104,598	57,134	329,942
High Quality Bond
Class R4	25,698	23,538	26,043	75,279
High Yield Bond
Class R	49,947	18,706	1,457	70,110
Class R4	36,419	40,351	4,139	80,909
High Yield ESG (A)
Class I	2,536	7,401	4,296	14,233
Class I2	50,019	135,253	84,447	269,719

	Amounts Available
Fund	2020	2021	2022	Total
High Yield Muni
Class A	$—	$3,510	$13,266	$16,776
Class C	1,654	3,475	2,698	7,827
Class I	60,437	46,412	47,178	154,027
Inflation Opportunities
Class A	—	—	1,686	1,686
Class I	3,467	8,821	10,911	23,199
Inflation-Protected Securities
Class R	866	1,420	1,748	4,034
Class R4	2,790	1,629	1,171	5,590
Intermediate Bond
Class R4	36,908	28,500	30,309	95,717
Intermediate Muni
Class I	1,183,870	1,202,647	1,249,847	3,636,364
International Equity
Class A	102,388	171,304	328,705	602,397
International Focus
Class A	737	867	1,406	3,010
Class I	45	73	43	161
International Stock
Class A	161	62	2,068	2,291
Class I	347	31	64	442
Large Growth
Class R4	20,241	24,409	19,200	63,850

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Amounts Available
Fund	2020	2021	2022	Total
Large Value Opportunities
Class R4	$2,492	$756	$569	$3,817
Mid Cap Growth
Class C	—	—	128	128
Class R4	346	181	110	637
Mid Cap Value Opportunities
Class A	20,347	4,610	974	25,931
Class R	—	—	2,153	2,153
Class R4	94,284	99,140	104,004	297,428
Multi-Asset Income
Class I	72,476	86,111	99,778	258,365

	Amounts Available
Fund	2020	2021	2022	Total
Small Cap Growth
Class A	$—	$—	$2,278	$2,278
Class C	—	—	646	646
Class I	—	—	2,972	2,972
Class R4	122	136	194	452
Small Cap Value
Class R4	247	26	21	294
Sustainable Bond (A)
Class I	2,975	7,867	5,913	16,755
Class I2	68,899	177,809	127,637	374,345
Sustainable Equity Income
Class C	186	1,294	639	2,119

(A)	The Fund commenced operations on July 31, 2020.

Government Money Market: TAM or any of its affiliates may voluntarily waive fees and/or reimburse expenses of one or more classes of Government Money Market to such level(s) as the Trust’s officers may reasonably determine from time to time in an effort to prevent the Fund’s yield from falling below zero. Any such voluntary waiver or expense reimbursement is in addition to any contractual expense limitation arrangements in effect from time to time and may be discontinued by TAM or its affiliates at any time. TAM is entitled to reimbursement by the applicable class(es) of the Fund of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. TAM or its affiliates may request that financial intermediaries reduce or waive amounts payable to those intermediaries with respect to services rendered to Government Money Market or its shareholders, and those reductions or waivers may reduce the amounts waived and/or reimbursed by TAM under the contractual and/or voluntary waiver arrangements with respect to the Fund. There can be no assurance that Government Money Market will be able to prevent a negative yield.

Voluntarily waived and/or reimbursed expenses related to the maintenance of the yield are included in “Expenses waived and/or reimbursed,” and amounts recaptured by TAM under the voluntary yield waiver are included in “Recapture of previously waived and/or reimbursed fees,” in each case included in Government Money Market’s Statements of Operations included in this shareholder report. The actual expense ratio of each class of Government Money Market, including any amounts waived and/or reimbursed and any amounts recaptured under the voluntary yield waiver, are shown in the “Ratio and supplemental data” section in the Fund’s Financial Highlights in this shareholder report. For the year ended October 31, 2022, TAM contributed additional amounts to Government Money Market in connection with the maintenance of the yield, and these amounts are reflected as Contributions from affiliate within the Statements of Changes in Net Assets and Financial Highlights in this shareholder report.

For the 36-month period ended October 31, 2022, the amounts waived by TAM due to the maintenance of the yield are as follows:

	Amounts Waived
	2020	2021	2022	Total
Class A	$329,815	$861,188	$294,623	$1,485,626
Class C	23,256	44,085	12,485	79,826
Class I	28,926	89,234	27,018	145,178
Class I2	7,847	11,874	3,419	23,140
Class I3	106,901	174,055	58,843	339,799
Class R2	1,384,068	2,314,197	239,724	3,937,989
Class R4	144,946	185,733	41,957	372,636

As of October 31, 2022, the balances available for recapture by TAM due to the maintenance of the yield are as follows:

	Amounts Available
	2020	2021	2022	Total
Class A	$241,970	$742,230	$1,556,035	$2,540,235
Class C	17,127	44,082	58,793	120,002
Class I	17,696	64,155	179,740	261,591
Class I2	2,819	9,918	23,404	36,141
Class I3	40,120	144,872	485,645	670,637
Class R2	1,383,836	2,269,319	590,630	4,243,785
Class R4	16,964	113,678	554,358	685,000

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the 36-month period ended October 31, 2022, the amounts waived from financial intermediaries are as follows:

	Amounts Available
	2020 (A)	2021 (A)	2022 (A)	Total
Class A	$384,998	$834,825	$632,929	$1,852,752
Class C	104,200	129,367	98,168	331,735
Class I	—	—	12,197	12,197
Class R2	1,658,643	1,289,238	317,789	3,265,670
Class R4	132,624	191,958	186,607	511,189

(A)	Not subject to recapture.

For the 36-month period ended October 31, 2022, the amounts waived by TAM due to the operating expense limitation are as follows:

	Amounts Waived
	2020	2021	2022	Total
Class A	$1,253	$—	$—	$1,253
Class C	372	591	—	963
Class I	12,904	22,106	8,605	43,615
Class R2	632,536	112,397	—	744,933
Class R4	86,496	48,230	45,788	180,514

As of October 31, 2022, the balances available for recapture by TAM due to the operating expense limitation are as follows:

	Amounts Available
	2020	2021	2022	Total
Class I	$6,095	$22,106	$8,605	$36,806
Class R2	632,536	112,397	—	744,933
Class R4	86,496	48,230	45,788	180,514

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor.

The Distribution Plan requires the Funds to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Funds, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Funds shares. The distribution and service fees are included in Distribution and service fees within the Statements of Operations.

Each Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R2	0.25
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3, Class R6 and Class T.

TAM has contractually agreed to waive a portion of the 12b-1 fees at the following annual rates. These amounts are not subject to recapture by TAM in future years. Funds not listed in the subsequent table do not have a 12b-1 waiver.

Fund	Class A Waiver	Class C Waiver	12b-1 Expense Waiver Effective Through
High Yield Muni	0.10%	0.25%	March 1, 2023
Intermediate Muni	0.10	0.25	March 1, 2023

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Shareholder fees: Class A shares are subject to an initial sales charge, and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge and Class T shares are subject to an initial sales charge on certain share redemptions. For the year ended October 31, 2022, underwriter commissions received by TCI from the various sales charges are as follows. Funds and/or classes not listed in the subsequent table do not have shareholder fees.

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Bond
Class A	$50,800	$9,762
Class C	—	6,381
Capital Growth
Class A	1,858,835	57,912
Class C	—	55,339
Emerging Markets Debt
Class A	2,791	3
Class C	—	261
Energy Infrastructure
Class A	40,000	—
Class C	—	1,114
Floating Rate
Class A	8,068	6,967
Class C	—	4,240
Government Money Market
Class C	—	4,861
High Yield Bond
Class A	48,197	4
Class C	—	4,469
High Yield Muni
Class A	29,847	7,681
Class C	—	2,172
Inflation Opportunities
Class A	11,966	—
Class C	—	424
Intermediate Muni
Class A	82,286	46,559
Class C	—	11,774
International Equity
Class A	83,163	879
Class C	—	5,056
International Focus
Class A	4,275	—
International Stock
Class A	1,371	—

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Large Cap Value
Class A	$124,645	$678
Class C	—	2,103
Mid Cap Growth
Class A	12,204	26
Mid Cap Value Opportunities
Class A	80,990	10
Class C	—	1,244
Multi-Asset Income
Class A	549,240	2,661
Class C	—	12,154
Multi-Managed Balanced
Class A	480,628	6,117
Class C	—	26,027
Short-Term Bond
Class A	98,212	123,762
Class C	—	26,938
Small Cap Growth
Class A	15,393	59
Class C	—	619
Small Cap Value
Class A	4,350	1
Small/Mid Cap Value
Class A	102,302	764
Class C	—	3,775
Sustainable Equity Income
Class A	8,252	45
Class C	—	118
Unconstrained Bond	—	—
Class A	5,821	—
US Growth
Class A	238,327	669
Class C	—	736

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on assets, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Funds’ Prospectuses and Statement of Additional Information for a more complete discussion on transfer agent fees.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the year ended October 31, 2022, transfer agent fees paid and the amounts due to TFS are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
Balanced II	$3,830	$277
Bond	1,304,168	90,582
Capital Growth	3,173,453	188,163
Emerging Markets Debt	243,324	15,985
Emerging Markets Opportunities	88,807	5,782
Energy Infrastructure	101,776	8,912
Floating Rate	177,542	12,729
Government Money Market	234,921	18,824
High Quality Bond	10,615	752
High Yield Bond	914,354	59,859
High Yield ESG	2,665	306
High Yield Muni	161,045	11,549
Inflation Opportunities	27,554	1,914
Inflation-Protected Securities	6,798	491
Intermediate Bond	119,384	14,837
Intermediate Muni	2,030,522	120,348
International Equity	3,822,374	293,572
International Focus	90,759	5,614
International Small Cap Value	316,247	22,069

Fund	Fees Paid to TFS	Fees Due to TFS
International Stock	$11,775	$1,067
Large Cap Value	388,464	29,004
Large Core	9,453	687
Large Growth	51,813	2,163
Large Value Opportunities	22,031	1,620
Mid Cap Growth	51,631	4,084
Mid Cap Value Opportunities	799,418	71,794
Multi-Asset Income	652,545	56,141
Multi-Managed Balanced	995,330	78,254
Short-Term Bond	2,850,508	236,301
Small Cap Growth	79,734	5,356
Small Cap Value	65,081	4,954
Small/Mid Cap Value	912,721	73,076
Sustainable Bond	2,585	196
Sustainable Equity Income	52,167	4,041
Unconstrained Bond	134,515	9,353
US Growth	1,378,431	107,285

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by each series of the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended October 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s).

For the year ended October 31, 2022, brokerage commissions are as follows. Funds not listed in the subsequent table do not have brokerage commissions during the year.

Fund	Commissions
Capital Growth	$7,562
Large Growth	677

Cross-trades: The Funds are authorized to purchase or sell securities from and to other funds within the Transamerica family of funds or between the Funds and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Fund participating in the transaction.

For the year ended October 31, 2022, the Funds engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows. Funds not listed in the subsequent table did not have 17a-7 transactions during the year.

Fund	Purchases	Sales	Net Realized Gains (Losses)
Large Growth	$302,163	$—	$—
Mid Cap Growth	86,968	—	—
US Growth	1,500,870	—	—

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

9. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

	Purchases of Securities		Sales/Maturities of Securities
Fund	Long-Term	U.S. Government	Long-Term	U.S. Government
Balanced II	$29,754,631	$7,073,706	$42,916,621	$8,961,198
Bond	283,408,033	295,248,003	639,399,114	199,524,090
Capital Growth	1,365,253,502	—	2,569,871,530	—
Emerging Markets Debt	382,895,193	900,000	519,697,430	901,000
Emerging Markets Opportunities	694,325,475	—	709,474,722	—
Energy Infrastructure	32,578,215	—	106,779,997	—
Floating Rate	275,392,782	—	348,973,913	—
High Quality Bond	48,382,291	59,013,334	73,087,319	62,914,954
High Yield Bond	358,325,674	—	1,126,898,748	—
High Yield ESG	21,056,719	—	4,293,019	—
High Yield Muni	75,456,070	7,079,395	74,619,499	6,541,483
Inflation Opportunities	26,589,920	64,628,781	20,093,895	62,471,104
Inflation-Protected Securities	8,082,874	23,716,085	6,900,643	32,176,232
Intermediate Bond	716,801,357	828,742,756	384,931,449	448,060,428
Intermediate Muni	520,353,394	73,960,957	1,309,120,215	93,916,960
International Equity	967,241,576	—	817,190,037	—
International Focus	407,839,897	—	600,621,217	—
International Small Cap Value	93,251,177	—	112,726,678	—
International Stock	106,016,371	—	57,137,049	—
Large Cap Value	575,674,224	—	991,080,275	—
Large Core	140,913,567	—	157,965,151	—
Large Growth	474,008,912	—	750,832,789	—
Large Value Opportunities	425,337,504	—	471,632,373	—
Mid Cap Growth	286,746,790	—	242,479,317	—
Mid Cap Value Opportunities	825,144,760	—	709,416,852	—
Multi-Asset Income	446,010,601	—	274,082,921	—
Multi-Managed Balanced	306,193,657	80,592,512	382,259,970	94,302,478
Short-Term Bond	1,274,056,976	670,396,876	1,748,678,646	290,919,504
Small Cap Growth	70,194,743	—	120,184,426	—
Small Cap Value	175,958,507	—	428,314,242	—
Small/Mid Cap Value	354,581,317	—	412,475,938	—
Sustainable Bond	2,337,508	1,607,952	2,417,313	1,022,045
Sustainable Equity Income	85,162,636	—	90,851,623	—
Unconstrained Bond	686,093,365	431,858,743	1,350,444,446	180,304,551
US Growth	772,226,740	—	754,605,575	—

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For U.S. income tax purposes, ECJ tax reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that ECJ tax reclaims received by a Fund during the fiscal year exceed foreign withholding taxes paid, and a Fund previously passed foreign tax credits on to its shareholders, a Fund must either

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of the respective Fund’s shareholders. During the year ended October 31, 2022, the ECJ tax reclaims received by the Funds did not exceed the foreign withholding taxes of the respective Funds.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, interest written off, passive foreign investment companies, preferred securities, preferred stock interest accrual adjustments, TIPS, defaulted bonds, corporate action adjustments, premium amortization adjustments, non-real estate investment trust adjustments, organizational expenses, dividends payable, partnership basis adjustments, option contracts, forward contracts mark-to-market, futures contracts mark-to-market and straddle loss deferral from underlying investments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to wash sales from mergers, adjustment to prior year accumulated balances, basis adjustments due to prior mergers, net operating losses, distributions in excess of current earnings, and merger adjustments. In addition, the Funds claimed a portion of the payments made to redeeming shareholders as a distribution for income tax purposes. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Fund	Paid-in Capital	Total Distributable Earnings
Balanced II	$(442,915)	$442,915
Bond	(63,396)	63,396
Capital Growth	(47,366,014)	47,366,014
Emerging Markets Debt	(732,353)	732,353
Emerging Markets Opportunities	2,159,148	(2,159,148)
Energy Infrastructure	(5,711,186)	5,711,186
Floating Rate	(3,649)	3,649
Government Money Market	(27,790)	27,790
High Quality Bond	292,297	(292,297)
High Yield Bond	1,061,067	(1,061,067)
High Yield ESG	(5,538)	5,538
High Yield Muni	(13,205)	13,205
Inflation Opportunities	—	—
Inflation-Protected Securities	(97,878)	97,878
Intermediate Bond	201,761	(201,761)
Intermediate Muni	(851,374)	851,374
International Equity	(206,562)	206,562
International Focus	—	—

Fund	Paid-in Capital	Total Distributable Earnings
International Small Cap Value	$(239,586)	$239,586
International Stock	(1,486)	1,486
Large Cap Value	(108,984)	108,984
Large Core	(29,618)	29,618
Large Growth	(6,656,342)	6,656,342
Large Value Opportunities	1,237,362	(1,237,362)
Mid Cap Growth	532,125	(532,125)
Mid Cap Value Opportunities	16,664,741	(16,664,741)
Multi-Asset Income	(156,030)	156,030
Multi-Managed Balanced	(460,193)	460,193
Short-Term Bond	(3,033,397)	3,033,397
Small Cap Growth	(298,354)	298,354
Small Cap Value	14,159,020	(14,159,020)
Small/Mid Cap Value	10,453,572	(10,453,572)
Sustainable Bond	(2,477)	2,477
Sustainable Equity Income	1,817,330	(1,817,330)
Unconstrained Bond	(9,493)	9,493
US Growth	(1,642,555)	1,642,555

As of October 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
Balanced II	$94,530,018	$20,799,332	$(7,274,604)	$13,524,728
Bond	1,476,600,702	1,871,769	(197,569,519)	(195,697,750)
Capital Growth	2,508,120,122	61,040,891	(872,037,001)	(810,996,110)
Emerging Markets Debt	242,088,398	505,775	(48,414,791)	(47,909,016)
Emerging Markets Opportunities	1,147,399,833	17,040,115	(372,155,422)	(355,115,307)
Energy Infrastructure	118,250,094	48,549,080	(2,452,488)	46,096,592
Floating Rate	198,600,515	704,516	(18,070,078)	(17,365,562)
Government Money Market	566,325,110	—	—	—
High Quality Bond	134,004,213	52,108	(8,803,553)	(8,751,445)
High Yield Bond	1,435,294,571	2,169,515	(220,703,961)	(218,534,446)
High Yield ESG	41,867,475	110,342	(3,447,401)	(3,337,059)
High Yield Muni	148,145,426	112,675	(31,238,392)	(31,125,717)

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
Inflation Opportunities	$133,026,963	$55,956	$(16,780,991)	$(16,725,035)
Inflation-Protected Securities	93,876,050	26,500	(8,895,540)	(8,869,040)
Intermediate Bond	3,053,674,591	338,047	(225,943,584)	(225,605,537)
Intermediate Muni	1,659,815,523	1,043,195	(249,396,583)	(248,353,388)
International Equity	4,522,330,898	449,198,385	(747,783,743)	(298,585,358)
International Focus	858,435,176	95,983,069	(84,922,534)	11,060,535
International Small Cap Value	679,331,395	63,589,646	(150,542,855)	(86,953,209)
International Stock	174,825,988	5,423,111	(18,374,351)	(12,951,240)
Large Cap Value	1,683,270,507	347,107,625	(108,181,523)	238,926,102
Large Core	134,706,760	33,577,419	(6,695,091)	26,882,328
Large Growth	429,284,525	93,097,468	(84,074,994)	9,022,474
Large Value Opportunities	322,445,635	31,422,680	(15,204,887)	16,217,793
Mid Cap Growth	338,647,793	13,672,971	(65,459,413)	(51,786,442)
Mid Cap Value Opportunities	1,304,247,905	219,164,640	(98,668,156)	120,496,484
Multi-Asset Income	685,930,726	50,514,632	(54,933,675)	(4,419,043)
Multi-Managed Balanced	1,002,035,209	260,310,233	(76,736,890)	183,573,343
Short-Term Bond	3,692,926,652	2,585,417	(188,497,279)	(185,911,862)
Small Cap Growth	131,882,138	38,342,805	(19,384,156)	18,958,649
Small Cap Value	394,170,673	65,609,314	(33,061,418)	32,547,896
Small/Mid Cap Value	672,128,753	163,383,765	(64,170,879)	99,212,886
Sustainable Bond	27,735,699	29,394	(4,467,327)	(4,437,933)
Sustainable Equity Income	279,190,654	25,387,676	(22,178,587)	3,209,089
Unconstrained Bond	752,768,250	3,395,528	(42,521,590)	(39,126,062)
US Growth	1,101,141,629	592,138,931	(93,328,295)	498,810,636

As of October 31, 2022, the capital loss carryforwards available to offset future realized capital gains are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards.

	Unlimited
Fund	Short-Term	Long-Term
Bond	$29,289,483	$30,058,501
Capital Growth	261,541,613	—
Emerging Markets Debt	78,562,404	52,297,979
Emerging Markets Opportunities	67,374,194	31,706,754
Energy Infrastructure	63,331,939	107,354,140
Floating Rate	11,248,845	29,028,049
High Quality Bond	2,472,324	7,506,136
High Yield Bond	19,171,915	40,041,741
High Yield ESG	35,385	56,589
High Yield Muni	5,875,210	2,266,275
Inflation-Protected Securities	2,966,539	753,223
Intermediate Bond	63,837,065	15,618,996
Intermediate Muni	48,563,296	34,630,415
International Equity	67,999,761	56,163,265
International Focus	9,977,471	—
International Stock	371,631	—
Mid Cap Growth	36,211,306	—
Multi-Asset Income	82,300,884	64,394,964
Short-Term Bond	33,886,082	39,891,442
Sustainable Bond	863,529	434,300
Sustainable Equity Income	3,258,979	—
Unconstrained Bond	46,919,329	8,504,909

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

During the year ended October 31, 2022, the capital loss carryforwards utilized are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards utilized.

Fund	Capital Loss Carryforwards Utilized
Energy Infrastructure	$21,000,329
Inflation-Protected Securities	1,667,590

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

	2022 Distributions Paid From:				2021 Distributions Paid From:
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
Balanced II	$2,280,493	$—	$9,644,246	$—	$1,029,252	$—	$4,650,091	$—
Bond	43,877,209	—	9,301,105	—	54,311,621	—	2,304,850	—
Capital Growth	5,201,608	—	961,321,363	2,067,789	—	—	292,992,395	—
Emerging Markets Debt	14,286,473	—	—	—	14,210,884	—	—	—
Emerging Markets Opportunities	99,704,875	—	30,800,174	—	5,822,239	—	—	—
Energy Infrastructure	—	—	—	7,502,043	—	—	—	9,486,420
Floating Rate	15,297,364	—	—	170,259	5,257,617	—	—	—
Government Money Market	4,154,465	—	—	—	505,817	—	4,817	870,560
High Quality Bond	2,769,114	—	—	—	3,217,470	—	—	—
High Yield Bond	85,694,840	—	—	—	112,305,168	—	—	—
High Yield ESG	1,020,013	—	—	—	776,004	—	—	—
High Yield Muni	622,494	4,881,590	—	—	296,755	3,385,080	—	—
Inflation Opportunities	5,256,054	—	779,243	—	3,346,317	—	—	—
Inflation-Protected Securities	6,703,133	—	—	—	3,601,543	—	—	—
Intermediate Bond	40,115,517	—	26,487,109	—	60,999,791	—	34,382,214	—
Intermediate Muni	532,920	42,108,635	9,794,173	—	504,276	44,673,063	—	—
International Equity	193,235,945	—	—	—	59,494,700	—	—	—
International Focus	43,510,189	—	43,406,863	—	17,219,397	—	—	—
International Small Cap Value	21,876,569	—	8,950,472	—	6,415,016	—	—	—
International Stock	4,622,786	—	7,842,845	—	1,700,298	—	—	—
Large Cap Value	68,465,322	—	—	—	24,620,296	—	—	—
Large Core	10,360,487	—	20,167,785	—	2,296,184	—	13,449,603	—
Large Growth	19,683,638	—	212,585,691	—	76,526,312	—	84,318,227	—
Large Value Opportunities	35,682,199	—	25,155,002	—	7,386,432	—	—	—
Mid Cap Growth	39,644,300	—	70,236,494	—	7,535,515	—	16,704,527	—
Mid Cap Value Opportunities	122,826,848	—	191,384,078	—	14,229,047	—	—	—
Multi-Asset Income	23,588,909	—	7,040,168	—	12,166,368	—	—	—
Multi-Managed Balanced	23,741,921	—	70,610,604	—	7,696,857	—	46,418,222	—
Short-Term Bond	60,817,895	—	—	—	51,329,782	—	—	—
Small Cap Growth	4,499,087	—	20,984,611	—	23	—	17,096,549	—
Small Cap Value	158,632,939	—	73,051,514	—	2,475,736	—	—	—
Small/Mid Cap Value	19,568,921	—	70,322,113	—	4,324,438	—	—	—
Sustainable Bond	505,140	—	—	—	376,495	—	—	—
Sustainable Equity Income	39,594,588	—	16,774,681	403,662	7,544,224	—	—	—
Unconstrained Bond	54,812,923	—	26,035,680	16,739,756	48,890,605	—	—	—
US Growth	27,709,300	—	215,731,371	—	3,227,685	—	165,394,457	—

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2022, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Balanced II	$172,876	$—	$4,268,673	$—	$—	$(2,861,284)	$13,524,728
Bond	58,483	—	—	(59,347,984)	—	(485,871)	(195,697,750)
Capital Growth	—	—	—	(261,541,613)	—	—	(810,996,915)
Emerging Markets Debt	523,359	—	—	(130,860,383)	—	(4,938,279)	(47,970,286)
Emerging Markets Opportunities	23,484,935	—	—	(99,080,948)	—	—	(356,839,609)
Energy Infrastructure	—	—	—	(170,686,079)	—	(10,707,913)	46,096,143
Floating Rate	—	—	—	(40,276,894)	—	(2,119)	(17,385,968)
Government Money Market	1,328	—	—	—	—	(2,008)	—
High Quality Bond	343,543	—	—	(9,978,460)	—	1,484	(8,751,445)
High Yield Bond	—	—	—	(59,213,656)	—	533,948	(218,534,446)
High Yield ESG	—	—	—	(91,974)	—	—	(3,337,059)
High Yield Muni	—	640	—	(8,141,485)	—	(16,813)	(31,125,717)
Inflation Opportunities	—	—	2,177,900	—	—	—	(16,726,815)
Inflation-Protected Securities	664,344	—	—	(3,719,762)	—	(452,699)	(8,871,521)
Intermediate Bond	447,003	—	—	(79,456,061)	—	158,624	(225,605,537)
Intermediate Muni	—	—	—	(83,193,711)	—	(13,375)	(248,353,388)
International Equity	45,058,978	—	—	(124,163,026)	—	1,895,709	(300,835,510)
International Focus	15,747,689	—	—	(9,977,471)	—	—	10,556,532
International Small Cap Value	3,139,570	—	17,136,979	—	—	—	(87,185,332)
International Stock	3,941,122	—	—	(371,631)	—	—	(12,993,001)
Large Cap Value	1,744,654	—	103,837,362	—	—	—	238,926,102
Large Core	124,977	—	7,973,579	—	—	(1,473,050)	26,882,328
Large Growth	—	—	5,529,616	—	—	(6,383,394)	9,022,489
Large Value Opportunities	394,406	—	20,635,385	—	—	(949,165)	16,217,793
Mid Cap Growth	—	—	—	(36,211,306)	—	—	(51,786,442)
Mid Cap Value Opportunities	8,717,747	—	73,564,271	—	—	(814,629)	120,496,484
Multi-Asset Income	334,575	—	—	(146,695,848)	—	(23,514)	(4,419,279)
Multi-Managed Balanced	1,648,417	—	20,964,657	—	—	—	183,573,343
Short-Term Bond	714,428	—	—	(73,777,524)	—	(810,509)	(185,911,862)
Small Cap Growth	—	—	5,737,845	—	(853,927)	(51,973)	18,958,649
Small Cap Value	9,098,074	—	63,034,949	—	—	(11,871)	32,547,896
Small/Mid Cap Value	3,850,028	—	62,353,156	—	—	—	99,212,886
Sustainable Bond	—	—	—	(1,297,829)	—	—	(4,437,933)
Sustainable Equity Income	—	—	—	(3,258,979)	—	—	3,209,089
Unconstrained Bond	—	—	—	(55,424,238)	—	—	(39,334,688)
US Growth	—	—	62,271,543	—	(2,685,264)	—	498,849,840

11. NEW ACCOUNTING PRONOUNCEMENTS

In January 2021, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

11. NEW ACCOUNTING PRONOUNCEMENTS (continued)

transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management does not expect ASU 2021-01 to have a material impact on the financial statements.

In June 2022, FASB issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds’ financial statements.

12. REORGANIZATIONS

Multi-Asset Income: Following the close of business on May 28, 2021, Multi-Asset Income acquired all of the net assets of Transamerica Dynamic Income (“Dynamic Income”) pursuant to a Plan of Reorganization. Multi-Asset Income is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of Multi-Asset Income for shares of Dynamic Income outstanding following the close of business on May 28, 2021. The cost basis of the investments received from Dynamic Income was carried forward to align ongoing reporting of the Multi-Asset Income’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Shares issued to Dynamic Income shareholders, along with the exchange ratio of the reorganization for Multi-Asset Income, were as follows:

Dynamic Income Class	Dynamic Income Shares	Multi-Asset Income Class	Multi-Asset Income Shares	Dollar Amount	Exchange Ratio (A)
Class A	8,294,729	Class A	5,087,201	$70,567,616	0.61
Class C	1,916,356	Class C	1,175,220	16,215,922	0.61
Class I	2,340,160	Class I	1,435,260	19,920,834	0.61

(A)	Calculated by dividing the Multi-Asset Income shares issuable by the Dynamic Income shares outstanding on May 28, 2021.

The net assets of Dynamic Income, including unrealized appreciation (depreciation), were combined with those of Multi-Asset Income. These amounts were as follows:

Dynamic Income Unrealized Appreciation (Depreciation)	Dynamic Income Net Assets	Multi-Asset Income Net Assets Prior to Reorganization	Net Assets After Reorganization
$7,420,578	$106,704,372	$369,322,812	$476,027,185

International Equity Income: Following the close of business on December 10, 2021, International Equity acquired all of the net assets of Global Equity pursuant to a Plan of Reorganization. International Equity is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of International Equity for shares of Global Equity outstanding following the close of business on December 10, 2021. The cost basis of the investments received from Global Equity was carried forward to align ongoing reporting of the International Equity’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Shares issued to Global Equity shareholders, along with the exchange ratio of the reorganization for International Equity, were as follows:

Global Equity Class	Global Equity Shares	International Equity Class	International Equity Shares	Dollar Amount	Exchange Ratio (A)
Class A	3,792,903	Class A	2,800,779	$59,144,888	0.74
Class C	187,363	Class C	136,391	2,828,913	0.73
Class I	2,235,407	Class I	1,631,882	34,894,866	0.73
Class R6	60,533	Class R6	43,687	945,301	0.72

(A)	Calculated by dividing the International Equity shares issuable by the Global Equity shares outstanding on December 10, 2021.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

12. REORGANIZATIONS (continued)

The net assets of Global Equity, including unrealized appreciation (depreciation), were combined with those of International Equity. These amounts were as follows:

Global Equity Unrealized Appreciation (Depreciation)	Global Equity Net Assets	International Equity Net Assets Prior to Reorganization	Net Assets After Reorganization
$ 26,849,509	$ 97,813,968	$ 5,303,314,204	$ 5,401,128,172

Assuming the reorganization had been completed on November 1, 2021, the beginning of the annual reporting period of International Equity, the proforma results of operations for the year ended October 31, 2022, are as follows:

Net investment income (loss)	$123,909,683
Net realized and change in unrealized gain (loss)	(1,377,377,551)
Net increase (decrease) in net assets resulting from operations	(1,253,467,868)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of Global Equity that have been included in International Equity’s Statement of Operations following the close of business on December 10, 2021.

13. SUBSEQUENT EVENTS

Effective November 1, 2022, Intermediate Bond was renamed Transamerica Core Bond. Also effective November 1, 2022, Class A shares, Class C shares and Class I shares of the Fund are offered to new investors. The Fund’s principal investment strategies, principal risks, portfolio managers, investment manager and investment management and sub-advisory fee schedules remain the same.

Short-Term Bond: Effective as of the close of business on December 9, 2022, High Quality Bond was reorganized into Short-Term Bond, and High Quality Bond was subsequently liquidated. Short-Term Bond acquired all of the net assets of High Quality Bond pursuant to a Plan of Reorganization. Short-Term Bond is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of Short-Term Bond for shares of High Quality Bond following the close of business on December 9, 2022. The cost basis of the investments received from High Quality Bond was carried forward to align ongoing reporting of Short-Term Bond’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Shares issued to High Quality Bond shareholders, along with the exchange ratio of the reorganization for Short-Term Bond, were as follows:

High Quality Bond Class	High Quality Bond Shares	Short-Term Bond Class	Short-Term Bond Shares	Dollar Amount	Exchange Ratio (A)
Class I3	9,551,065	Class I3	9,282,599	88,709,161	0.97
Class R	1,124,492	Class R	1,076,564	10,478,301	0.96
Class R4	2,771,953	Class R4	2,645,306	25,747,024	0.95

(A)	Calculated by dividing the Short-Term Bond shares issuable by the High Quality Bond shares outstanding on December 9, 2022.

The net assets of High Quality Bond, including unrealized appreciation (depreciation), were combined with those of Short-Term Bond. These amounts were as follows:

High Quality Bond Unrealized Appreciation (Depreciation)	High Quality Bond Net Assets	Short-Term Bond Net Assets Prior to Reorganization	Net Assets After Reorganization
$(7,405,918)	$124,934,486	$3,402,426,788	$3,527,361,274

Transamerica Funds	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders of Transamerica Balanced II, Transamerica Bond, Transamerica Capital Growth, Transamerica Emerging Markets Debt, Transamerica Emerging Markets Opportunities, Transamerica Energy Infrastructure, Transamerica Floating Rate, Transamerica Government Money Market, Transamerica High Quality Bond, Transamerica High Yield Bond, Transamerica High Yield ESG, Transamerica High Yield Muni, Transamerica Inflation Opportunities, Transamerica Inflation-Protected Securities, Transamerica Intermediate Bond, Transamerica Intermediate Muni, Transamerica International Equity, Transamerica International Focus (formerly, Transamerica International Growth), Transamerica International Small Cap Value, Transamerica International Stock, Transamerica Large Cap Value, Transamerica Large Core, Transamerica Large Growth, Transamerica Large Value Opportunities, Transamerica Mid Cap Growth, Transamerica Mid Cap Value Opportunities, Transamerica Multi-Asset Income, Transamerica Multi-Managed Balanced, Transamerica Short-Term Bond, Transamerica Small Cap Growth, Transamerica Small Cap Value, Transamerica Small/Mid Cap Value, Transamerica Sustainable Bond, Transamerica Sustainable Equity Income, Transamerica Unconstrained Bond and Transamerica US Growth and the Board of Trustees of Transamerica Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transamerica Balanced II, Transamerica Bond, Transamerica Capital Growth, Transamerica Emerging Markets Debt, Transamerica Emerging Markets Opportunities, Transamerica Energy Infrastructure, Transamerica Floating Rate, Transamerica Government Money Market, Transamerica High Quality Bond, Transamerica High Yield Bond, Transamerica High Yield ESG, Transamerica High Yield Muni, Transamerica Inflation Opportunities, Transamerica Inflation-Protected Securities, Transamerica Intermediate Bond, Transamerica Intermediate Muni, Transamerica International Equity, Transamerica International Focus, Transamerica International Small Cap Value, Transamerica International Stock, Transamerica Large Cap Value, Transamerica Large Core, Transamerica Large Growth, Transamerica Large Value Opportunities, Transamerica Mid Cap Growth, Transamerica Mid Cap Value Opportunities, Transamerica Multi-Asset Income, Transamerica Multi-Managed Balanced, Transamerica Short-Term Bond, Transamerica Small Cap Growth, Transamerica Small Cap Value, Transamerica Small/Mid Cap Value, Transamerica Sustainable Bond, Transamerica Sustainable Equity Income, Transamerica Unconstrained Bond, Transamerica US Growth (collectively referred to as the “Funds”) (thirty-seven of the funds constituting Transamerica Funds (the “Trust”)), including the schedules of investments, as of October 31, 2022, the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (thirty-six of the Funds constituting Transamerica Funds) at October 31, 2022, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Transamerica Funds	Statement of operations	Statements of changes in net assets	Financial highlights

Transamerica Balanced II

Transamerica Bond

Transamerica Capital Growth

Transamerica Emerging Markets Debt

Transamerica Energy Infrastructure

Transamerica Floating Rate

Transamerica Government Money Market

Transamerica High Quality Bond

Transamerica High Yield Bond

Transamerica High Yield Muni

Transamerica Inflation Opportunities

Transamerica Inflation-Protected Securities

Transamerica Intermediate Bond

Transamerica Intermediate Muni

Transamerica International Equity

Transamerica International Focus (formerly, Transamerica International Growth)

Transamerica International Small Cap Value

Transamerica Large Cap Value

Transamerica Large Core

Transamerica Large Growth

Transamerica Large Value Opportunities

Transamerica Mid Cap Growth

Transamerica Mid Cap Value Opportunities

Transamerica Multi-Asset Income

Transamerica Multi-Managed Balanced

Transamerica Short-Term Bond

Transamerica Small Cap Growth

Transamerica Small Cap Value

Transamerica Small/Mid Cap Value

Transamerica Sustainable Equity Income

Transamerica Unconstrained Bond

Transamerica US Growth

	For the year ended October 31, 2022	For each of the two years in the period ended October 31, 2022	For each of the five years in the period ended October 31, 2022

Transamerica Funds	Annual Report 2022

Individual fund constituting the Transamerica Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Transamerica International Stock	For the year ended October 31, 2022	For each of the two years in the period ended October 31, 2022	For each of the four years in the period ended October 31, 2022 and the period from September 28, 2018 (commencement of operations) through October 31, 2018
Transamerica Emerging Markets Opportunities	For the year ended October 31, 2022	For each of the two years in the period ended October 31, 2022	For each of the two years in the period ended October 31, 2022 and the period from December 19, 2019 (commencement of operations) through October 31, 2020
Transamerica High Yield ESG Transamerica Sustainable Bond	For the year ended October 31, 2022	For each of the two years in the period ended October 31, 2022	For each of the two years in the period ended October 31, 2022 and the period from July 31, 2020 (commencement of operations) through October 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 23, 2022

Transamerica Funds	Annual Report 2022

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2022, the Funds designated the following maximum amounts of qualified dividend income:

Fund	Qualified Dividend Income
Balanced II	$982,195
Capital Growth	601,543
Emerging Markets Opportunities	25,494,262
High Yield Bond	24,619
Intermediate Bond	10,239
International Equity	132,492,263
International Focus	22,344,165
International Small Cap Value	18,451,736
International Stock	4,550,368
Large Cap Value	38,668,008
Large Core	2,711,701
Large Growth	2,505,785
Large Value Opportunities	7,785,054
Mid Cap Growth	1,636,114
Mid Cap Value Opportunities	20,900,119
Multi-Asset Income	9,362,445
Multi-Managed Balanced	10,684,521
Small Cap Growth	859,982
Small Cap Value	5,837,346
Small/Mid Cap Value	12,767,969
Sustainable Equity Income	7,830,263
Unconstrained Bond	614,533
US Growth	11,337,647

For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
Balanced II	58%
Large Cap Value	69
Large Core	37
Large Growth	17
Large Value Opportunities	37
Mid Cap Growth	4
Mid Cap Value Opportunities	19
Multi-Asset Income	34
Multi-Managed Balanced	63
Small Cap Value	7
Small/Mid Cap Value	55
Sustainable Equity Income	35
Unconstrained Bond	1
US Growth	42

Transamerica Funds	Annual Report 2022

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION (continued)

For tax purposes, the long-term capital gain designations for the year ended October 31, 2022 are as follows:

Fund	Long-Term Capital Gain Designation
Balanced II	$9,644,246
Bond	9,301,105
Capital Growth	961,321,363
Emerging Markets Opportunities	30,800,174
Inflation Opportunities	779,243
Intermediate Bond	26,487,109
Intermediate Muni	9,794,173
International Focus	43,406,863
International Small Cap Value	8,950,472
International Stock	7,842,845
Large Core	20,167,785
Large Growth	212,585,691
Large Value Opportunities	25,155,002
Mid Cap Growth	70,236,494
Mid Cap Value Opportunities	191,384,078
Multi-Asset Income	7,040,168
Multi-Managed Balanced	70,610,604
Small Cap Growth	20,984,611
Small Cap Value	73,051,514
Small/Mid Cap Value	70,322,113
Sustainable Equity Income	16,774,681
Unconstrained Bond	26,035,680
US Growth	215,731,371

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Fund	Foreign Source Income	Foreign Taxes
Emerging Markets Opportunities	$34,998,705	$3,574,271
International Equity	138,209,054	9,667,099
International Focus	27,489,093	2,204,302
International Small Cap Value	16,642,765	2,037,368
International Stock	5,186,225	347,860

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2022. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

Transamerica Funds	Annual Report 2022

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 15-16, 2022, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Fund” and collectively the “Funds”):

Transamerica Balanced II	Transamerica International Small Cap Value
Transamerica Bond	Transamerica International Stock
Transamerica Capital Growth	Transamerica Large Cap Value
Transamerica Emerging Markets Debt	Transamerica Large Core
Transamerica Emerging Markets Opportunities	Transamerica Large Growth
Transamerica Energy Infrastructure	Transamerica Large Value Opportunities
Transamerica Floating Rate	Transamerica Mid Cap Growth
Transamerica Government Money Market	Transamerica Mid Cap Value Opportunities
Transamerica High Quality Bond	Transamerica Multi-Asset Income
Transamerica High Yield Bond	Transamerica Multi-Managed Balanced
Transamerica High Yield ESG	Transamerica Short-Term Bond
Transamerica High Yield Muni	Transamerica Small Cap Growth
Transamerica Inflation Opportunities	Transamerica Small Cap Value
Transamerica Inflation-Protected Securities	Transamerica Small/Mid Cap Value
Transamerica Intermediate Bond	Transamerica Sustainable Bond
Transamerica Intermediate Muni	Transamerica Sustainable Equity Income
Transamerica International Equity	Transamerica Unconstrained Bond
Transamerica International Focus (formerly, Transamerica International Growth)	Transamerica US Growth

For the Funds listed in the left column below, the Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” collectively the “Sub-Advisory Agreements” and together with the Management Agreement, the “Agreements”) between TAM and the corresponding sub-advisers listed in the right column below (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Fund	Sub-Adviser(s)
Transamerica Balanced II	Aegon USA Investment Management, LLC J.P. Morgan Investment Management Inc.
Transamerica Bond	Aegon USA Investment Management, LLC
Transamerica Capital Growth	Morgan Stanley Investment Management Inc.
Transamerica Emerging Markets Debt	MetLife Investment Management, LLC
Transamerica Emerging Markets Opportunities	Wellington Management Company LLP
Transamerica Energy Infrastructure	Kayne Anderson Capital Advisors, L.P.
Transamerica Floating Rate	Aegon USA Investment Management, LLC
Transamerica Government Money Market	BlackRock Investment Management, LLC
Transamerica High Quality Bond	Merganser Capital Management, LLC
Transamerica High Yield Bond	Aegon USA Investment Management, LLC
Transamerica High Yield ESG	Aegon USA Investment Management, LLC
Transamerica High Yield Muni	Belle Haven Investments, L.P.
Transamerica Inflation Opportunities	PineBridge Investments LLC
Transamerica Inflation-Protected Securities	PineBridge Investments LLC
Transamerica Intermediate Bond	Aegon USA Investment Management, LLC
Transamerica Intermediate Muni	Belle Haven Investments, L.P.
Transamerica International Equity	Thompson, Siegel & Walmsley LLC
Transamerica International Focus (formerly, Transamerica International Growth)	Epoch Investment Partners, Inc. (formerly, TDAM USA Inc.)
Transamerica International Small Cap Value	Thompson, Siegel & Walmsley LLC
Transamerica International Stock	ClariVest Asset Management LLC
Transamerica Large Cap Value	Rothschild & Co Asset Management US Inc.
Transamerica Large Core	PineBridge Investments LLC
Transamerica Large Growth	Morgan Stanley Investment Management Inc. Wellington Management Company LLP
Transamerica Large Value Opportunities	PineBridge Investments LLC
Transamerica Mid Cap Growth	Wellington Management Company LLP
Transamerica Mid Cap Value Opportunities	Thompson, Siegel & Walmsley LLC
Transamerica Multi-Asset Income	Thompson, Siegel & Walmsley LLC

Transamerica Funds	Annual Report 2022

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Fund	Sub-Adviser(s)
Transamerica Multi-Managed Balanced	Aegon USA Investment Management, LLC J.P. Morgan Investment Management Inc.
Transamerica Short-Term Bond	Aegon USA Investment Management, LLC
Transamerica Small Cap Growth	Ranger Investment Management, L.P.
Transamerica Small Cap Value	Peregrine Capital Management, LLC
Transamerica Small/Mid Cap Value	Systematic Financial Management L.P. Thompson, Siegel & Walmsley LLC
Transamerica Sustainable Bond	Aegon USA Investment Management, LLC
Transamerica Sustainable Equity Income	Aegon Asset Management UK plc
Transamerica Unconstrained Bond	PineBridge Investments LLC
Transamerica US Growth	Wellington Management Company LLP

Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2023.

Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of each Fund, and knowledge they gained over time through meeting with TAM and each Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense, and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify Funds for which the performance, fees, total expenses and/or profitability appeared to be outliers within their respective peer groups or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the applicable Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and each Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each applicable Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from each Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of each Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Funds; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Funds; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Funds’ prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Funds; and ongoing cash management services for the Funds. The Board considered that TAM’s investment management services

Transamerica Funds	Annual Report 2022

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

also include the provision of supervisory and administrative services to each Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Funds, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance, as applicable, of each Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark(s), in each case for various trailing periods ended December 31, 2021. Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares, Class R Shares, Class R4 Shares or Class I2 Shares, where such class is offered and in that order of preference. In describing a Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if a Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering each Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

Transamerica Balanced II. The Board noted that the performance of Class R Shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class R Shares of the Fund was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund’s fixed income sub-adviser, Aegon USA Investment Management, LLC (“AUIM”), had commenced sub-advising that portion of the Fund on May 1, 2014 pursuant to its current fixed income investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of two Transamerica Partners funds on September 15, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Balanced, effective as of that date in place of its own historical performance record.

Transamerica Bond. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 5- and 10-year periods and in line with the median for the past 3-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1-, 3-, 5- and 10-year periods.

Transamerica Capital Growth. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3-, 5- and 10-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 3-, 5- and 10-year periods and below its benchmark for the past 1-year period. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.

Transamerica Emerging Markets Debt. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 10-year period, in line with the median for the past 3- and 5-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above its composite benchmark for the past 3- and 10-year periods and below its composite benchmark for the past 1- and 5-year periods.

Transamerica Emerging Markets Opportunities. The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe but below its benchmark, each for the past 1-year period.

Transamerica Energy Infrastructure. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3- and 5-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was below its primary benchmark for the past 1-, 3- and 5-year periods.

Transamerica Floating Rate. The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 5-year period and below the median for the past 1-and 3-year periods. The Board also noted that the performance of Class I Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods.

Transamerica Funds	Annual Report 2022

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Government Money Market. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1- and 3-year periods and below the median for the past 5- and 10-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on November 1, 2018 pursuant to its current investment strategies. The Board also noted that the Fund converted from a “prime” to a “government” money market fund as of May 1, 2016. The Board further noted the relatively close spread in performance among the money market funds in the peer universe over certain periods.

Transamerica High Quality Bond. The Board noted that the performance of Class R4 Shares of the Fund was in line with the median for its peer universe for the past 1- and 3-year periods and below the median for the past 5- and 10-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was above its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on April 21, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional High Quality Bond, effective as of that date in place of its own historical performance record.

Transamerica High Yield Bond. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 5-, and 10-year periods and in line with the median for the past 3-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3-, 5- and 10-year periods.

Transamerica High Yield ESG. The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe and its benchmark, each for the past 1-year period.

Transamerica High Yield Muni. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3- and 5-year periods. The Trustees also noted recent changes in the portfolio management team at Belle Haven Investments, L.P. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Inflation Opportunities. The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 3- and 5-year periods and below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the 1-year period and below its benchmark for the past 3- and 5-year periods.

Transamerica Inflation-Protected Securities. The Board noted that the performance of Class R4 Shares of the Fund was in line with the median for its peer universe for the past 3-, 5- and 10-year periods and below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class R4 Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on June 29, 2018 pursuant to its current investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on April 21, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Inflation-Protected Securities, effective as of that date in place of its own historical performance record.

Transamerica Intermediate Bond. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 1-year period and in line with the median for the past 3-year period. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 1- and 3-year periods.

Transamerica Intermediate Muni. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe and above its benchmark, each for the past 1-, 3- and 5-year periods. The Trustees also noted recent changes in the portfolio management team at Belle Haven Investments, L.P. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica International Equity. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3-, 5- and 10-year periods.

Transamerica International Focus (formerly, Transamerica International Growth). The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1- and 3-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 3-year period and below its benchmark for the past 1-year period. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on March 1, 2018 pursuant to its current investment strategies.

Transamerica Funds	Annual Report 2022

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica International Small Cap Value. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3- and 5-year periods and in line with the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3- and 5-year periods.

Transamerica International Stock. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1- and 3-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3-year period.

Transamerica Large Cap Value. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-year period, in line with the median for the past 10-year period and below the median for the past 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1- and 10-year periods and below its benchmark for the past 3- and 5-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on December 1, 2020 pursuant to its current investment strategies.

Transamerica Large Core. The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe for the past 1-year period, in line with the median for its peer universe for the past 10-year period, and below the median for its peer universe for the past 3- and 5-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3-, 5- and 10-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on September 1, 2018 pursuant to its current investment objective and investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Large Core, effective as of that date in place of its own historical performance record.

Transamerica Large Growth. The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe for the past 3-, 5- and 10-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class R4 Shares of the Fund was above its benchmark for the past 3-, 5- and 10-year periods and below its benchmark for the past 1-year period. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Board noted that Morgan Stanley Investment Management Inc. had commenced sub-advising a sleeve of the Fund on October 18, 2019 pursuant to its current investment objective and investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Large Growth, effective as of that date in place of its own historical performance record.

Transamerica Large Value Opportunities. The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe for the past 1-year period, in line with the median for its peer universe for the past 10-year period and below the median for its peer universe for the past 3- and 5- year periods. The Board also noted that the performance of Class R4 Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3-, 5- and 10-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on September 1, 2018 pursuant to its current investment objective and investment strategies and used a different benchmark. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on May 5, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Large Value, effective as of that date in place of its own historical performance record.

Transamerica Mid Cap Growth. The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1- and 3-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on December 1, 2018 pursuant to its current investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Mid Growth, effective as of that date in place of its own historical performance record.

Transamerica Mid Cap Value Opportunities. The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 5-year period and below the median for its peer universe for the past 1- and 3-year periods. The Board also noted that the performance of Class I Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods. The Trustees observed that the performance of the Fund had improved during the first quarter of 2022.

Transamerica Funds	Annual Report 2022

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Multi-Asset Income. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe but below its composite benchmark, each for the past 1-, 3- and 5-year periods.

Transamerica Multi-Managed Balanced. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class I Shares of the Fund was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s fixed income sub-adviser, AUIM, had commenced sub-advising that portion of the Fund on May 1, 2014 pursuant to its current fixed income investment strategies.

Transamerica Short-Term Bond. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1- and 10-year periods and in line with the median for the past 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1-, 3-, 5- and 10-year periods.

Transamerica Small Cap Growth. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1- and 3-year periods and in line with the median for the past 5-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1-, 3- and 5-year periods.

Transamerica Small Cap Value. The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1- and 3-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on November 1, 2018 pursuant to its current investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on April 21, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Small Value, effective as of that date in place of its own historical performance record.

Transamerica Small/Mid Cap Value. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 5- and 10-year periods, in line with the median for its peer universe for the past 3-year period, and below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 5- and 10-year periods and below its benchmark for the past 1- and 3-year periods. The Board also noted that Thompson, Siegel & Walmsley LLC had commenced sub-advising the Fund’s mid-cap sleeve and Systematic Financial Management, L.P. had continued sub-advising the Fund’s small-cap sleeve pursuant to the Fund’s current investment strategies on December 5, 2016.

Transamerica Sustainable Bond. The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe and above its benchmark, each for the past 1-year period.

Transamerica Sustainable Equity Income. The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on December 1, 2020 pursuant to its current investment strategies.

Transamerica Unconstrained Bond. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe and its benchmark, each for the past 1-, 3- and 5-year periods.

Transamerica US Growth. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3- and 5-year periods, in line with the median for the past 10-year period and below the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s sub-adviser had commenced using its current investment objective and investment strategies on July 1, 2014.

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Fund, including information provided by Broadridge comparing the management fee and total expense ratio of each Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to management fees and total expense ratios are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares, Class R Shares, Class R4 Shares or Class I2 Shares, where such class is offered and in that order of preference. In describing a Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if a Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it

Transamerica Funds	Annual Report 2022

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, as well as the portion of a Fund’s management fee retained by TAM following payment of the sub-advisory fees, and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

Transamerica Balanced II. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Bond. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Capital Growth. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Emerging Markets Debt. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Emerging Markets Opportunities. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Energy Infrastructure. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Floating Rate. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe.    The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Government Money Market. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica High Quality Bond. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and above with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica High Yield Bond. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or

Transamerica Funds	Annual Report 2022

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

reimbursements) of Class I Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica High Yield ESG. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica High Yield Muni. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Inflation Opportunities. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Inflation-Protected Securities. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees and TAM agreed upon an additional breakpoint to the Fund’s management fee schedule. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Intermediate Bond. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were above the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Intermediate Muni. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Equity. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on December 10, 2021.

Transamerica International Focus (formerly, Transamerica International Growth). The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Small Cap Value. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Stock. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I

Transamerica Funds	Annual Report 2022

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Shares of the Fund were above the medians for its peer group and peer universe.    The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Large Cap Value. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Large Core. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Large Growth. The Board noted that the Fund’s contractual management fee was above the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Large Value Opportunities. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Mid Cap Growth. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Mid Cap Value Opportunities. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Multi-Asset Income. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Multi-Managed Balanced. The Board noted that the Fund’s contractual management fee and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe.    The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Short-Term Bond. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small Cap Growth. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2022

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Small Cap Value. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small/Mid Cap Value. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees and TAM agreed upon a reduction to the Fund’s management fee schedule. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Sustainable Bond. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Sustainable Equity Income. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Unconstrained Bond. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica US Growth. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Funds had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for each Fund.

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser, which is not affiliated with TAM (with the exception of those fees paid to AUIM and Aegon Asset Management UK plc (“AAM”), which are affiliated with TAM), and are paid by TAM and not the applicable Fund. As a result, for those Funds not sub-advised by AUIM or AAM, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Fund. For each Fund sub-advised by AUIM and AAM, the Board noted that information about AUIM’s and AAM’s revenues and expenses, as applicable, was incorporated into the profitability analysis for TAM and its affiliates with respect to such Fund. As a result, the Board focused on profitability information for TAM and its affiliates and AUIM and AAM, as applicable, in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Transamerica Funds	Annual Report 2022

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Economies of Scale

The Board considered economies of scale with respect to the management of each Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Funds benefited from any economies of scale. The Board recognized that, as a Fund’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered each Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Funds through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the applicable Fund’s management fee schedule. The Board considered that certain Funds’ sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that each Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Advisers from their Relationships with the Funds

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Advisers from their relationships with the Funds. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with the Funds and that TAM believes the use of soft dollars by ClariVest Asset Management LLC, J.P. Morgan Investment Management Inc., Kayne Anderson Capital Advisors, L.P., Morgan Stanley Investment Management Inc., Peregrine Capital Management, LLC, PineBridge Investments LLC, Ranger Investment Management, L.P., Rothschild & Co Asset Management US Inc., Systematic Financial Management L.P., Thompson, Siegel & Walmsley LLC and Wellington Management Company LLP is generally appropriate and in the best interests of the applicable Funds. The Board also noted that ClariVest Asset Management LLC, J.P. Morgan Investment Management Inc., Kayne Anderson Capital Advisors, L.P., Peregrine Capital Management, LLC, PineBridge Investments LLC, Ranger Investment Management, L.P., Rothschild & Co Asset Management US Inc., Systematic Financial Management L.P., Thompson, Siegel & Walmsley LLC and Wellington Management Company LLP participate in a brokerage program pursuant to which a portion of brokerage commissions paid by each applicable Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to a Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Funds.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the applicable Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2022

TRANSAMERICA INTERNATIONAL EQUITY

TRANSAMERICA INTERNATIONAL SMALL CAP VALUE

TRANSAMERICA MID CAP VALUE OPPORTUNITIES

TRANSAMERICA MULTI-ASSET INCOME

TRANSAMERICA SMALL/MID CAP VALUE

APPROVAL OF SUB-ADVISORY AGREEMENTS

(unaudited)

On August 25, 2022, Pendal Group Limited (“Pendal”), the parent company of Thompson, Siegel & Walmsley LLC (“TSW”), agreed to enter into a transaction with Perpetual Limited (“Perpetual”) for the acquisition of 100% of Pendal’s business (the “Transaction”). The Transaction constituted an “assignment,” within the meaning of the Investment Company Act of 1940, of the sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”) and TSW, resulting in their automatic termination.

In anticipation of the closing of the Transaction, the Board of Trustees of Transamerica Funds (the “Board” or “Board Members”), at a meeting held on September 21-22, 2022, considered the continued retention of TSW as sub-adviser to Transamerica International Equity, Transamerica International Small Cap Value, Transamerica Mid Cap Value Opportunities, Transamerica Multi-Asset Income and Transamerica Small/Mid Cap Value (each a “Fund” and collectively, the “Funds”). Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreements between TAM and TSW, with respect to the Funds (the “New Sub-Advisory Agreements”), were reasonable, and approval of each New Sub-Advisory Agreement was in the best interests of the applicable Fund and the shareholders invested in such Fund. The Board Members, including the independent members of the Board (the “Independent Board Members”), unanimously approved the New Sub-Advisory Agreements to take effect upon the closing of the Transaction.

The Board Members reviewed and considered whether the terms of the proposed sub-advisory agreement were reasonable and in the best interests of the Funds and their investors. To assist the Board Members in their consideration of the New Sub-Advisory Agreements, the Board Members had requested and received from TAM and TSW certain materials and information in advance of the meeting. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)        that the Transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Funds and their investors, including compliance services;

(b)        that TSW does not anticipate any restructuring of TSW’s management and operations following the Transaction, and that TSW will continue to have investment and operational autonomy;

(c)        that TSW will continue to have the capabilities, resources and personnel necessary to provide services to the Funds based on an assessment of TSW, its investment personnel, and the services TSW currently provides to the Funds; and

(d)        that the New Sub-Advisory Agreements will not result in any change in the rate of sub-advisory fees payable by TAM to TSW.

In approving the New Sub-Advisory Agreements, the Board Members also relied, as to TSW’s services, fees, profitability and fallout benefits, on their prior deliberations in approving the renewal of the existing sub-advisory agreements at the Board meeting held on June 15-16, 2022, as supplemented by the new information concerning the Transaction.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed above, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of each New Sub-Advisory Agreement is in the best interests of the applicable Fund and its investors and unanimously approved the New Sub-Advisory Agreements to take effect upon the closing of the Transaction.

Transamerica Funds	Annual Report 2022

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the investment manager and its respective sub-adviser.

The Funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 111 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (49)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020); Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

				111	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – present)

Transamerica Funds	Annual Report 2022

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

President, Investment Solutions,

Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (74)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	111	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (70)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	111	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (66)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018);	111	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2022

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida
(1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida
(1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia
(1976 – 1991).

Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF, TST and TAAVF (2021 – present); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011 – 2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	111	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).
Lauriann C. Kloppenburg (62)	Board Member	Since 2021	Board Member, TF, TST and TAAVF (2021 – present); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	111	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – present); Forte Foundation (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2022

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Fredric A. Nelson III (65)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	111	N/A
John E. Pelletier (58)	Board Member	Since 2017

Board Member, TF, TST and TAAVF (2017 – present);

Board Member, TPP, TPFG and TPFG II (2017 – 2018);

Director, Center for Financial Literacy, Champlain College
(2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm)
(2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer
(2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

				111	N/A

Transamerica Funds	Annual Report 2022

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Patricia L. Sawyer (72)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	111	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (70)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).	111	Board Member,

Operation PAR,
Inc.

(non-profit
organization)
(2008 – present);

Board Member,
Boley PAR, Inc.
(non-profit

organization)
(2016 – present)

Board Member,

Remember
Honor

Support, Inc.
(non-profit
organization)
(2013 – 2020);

Board Member,
WRH Income
Properties, Inc.
and WRH
Properties, Inc.
(real estate)
(2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2022

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (49)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (52)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – present);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Thomas R. Wald, CFA (62)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF, TST and TAAVF (2014 – present); TET (2017 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – present).

Joshua Durham (49)	Vice President and Chief Operating Officer	Since 2022	Vice President and Chief Operating Officer, TF, TST and TAAVF (2022 – present); Director, Senior Vice President, and Chief Operating Officer TAM and TFS (2022 – present);

Transamerica Funds	Annual Report 2022

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Joshua Durham (continued)

Vice President, TAG Resources, LLC
(2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Vincent J. Toner (52)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF, TST and TAAVF (2014 – present), Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer
(2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer
(2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST, TET and TAAVF (2019 – present);

Derivatives Risk Manager, TF, TST and TAAVF (2021 – present);

Chief Compliance Officer (2019 – present), TAM;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (44)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST, TET and TAAVF (2019 – present);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Transamerica Funds	Annual Report 2022

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (51)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF, TST and TAAVF (2021 – present and 2006 – 2014); Assistant Secretary, TF, TST, TET and TAAVF (2019);

Associate General Counsel, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel, Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Chairman of the Board, Aegon Global Funds (2013 – present);

Director, Mongeral Aegon Seguros e Previdencia SA (2017 – present);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014);

Assistant Vice President, TCI (2007 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present); Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

and Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014).

Timothy Bresnahan (53)	Assistant Secretary	Since 2020

Assistant Secretary, TF, TST and TAAVF (2020 – present);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2022

TRANSAMERICA HIGH QUALITY BOND

RESULTS OF SHAREHOLDER MEETING

(unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires regulated investment companies to report on all subject matters put to the vote of shareholders and to provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following item:

A special meeting of shareholders of Transamerica High Quality Bond was held on November 11, 2022. The results of Proposal 1 were as follows:

To approve an Agreement and Plan of Reoganization, providing for (i) the acquisition of all of the assets of Transamerica High Quality Bond by Transamerica Short-Term Bond, in exchange for shares of Transamerica Short-Term Bond to be distributed to the shareholders of Transamerica High Quality Bond, and the assumption of all of the liabilities of Transamerica High Quality Bond by Transamerica Short-Term Bond; and (ii) the liquidation of Transamerica High Quality Bond.

Proposal	Number of Shares
For	11,509,004.983
Against	24,384.333
Withheld	82,813.904

Transamerica Funds	Annual Report 2022

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.tranasmercia.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2022

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2022

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

2558035 10/22

© 2022 Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

OCTOBER 31, 2022

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2022

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s) during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ended October 31, 2022.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. As the period began in November of 2021, U.S. stocks, as represented by the S&P 500® Index, were approaching record highs as corporate earnings continued to be strong and interest rates remained at historically low levels due to the U.S. Federal Reserve (“Fed”) maintaining accommodative monetary policy. While inflation was rising to multi-decade highs, there was still a sense it could be transitory in nature based on global supply chain challenges easing in a post-pandemic environment.

As the calendar turned to 2022, more serious market concerns emerged led by a recognition that the persistent rise of inflation would not be temporary and Fed policy would need to catch up quickly in the form of higher interest rates. This was exacerbated by Russia’s invasion of Ukraine in February and the human tragedy of war, which triggered economic concerns in Eastern Europe and across the globe, such as food and energy shortages, global inflation and recession. In March, the Fed raised rates for the first time in more than two years, and with inflation continuing to rise, it was apparent that a full-fledged tightening cycle was at hand, soon leading to materially higher interest rates.

As the Consumer Price Index reached 9% in June, it became clear the Fed would need to be more aggressive in its efforts to curtail inflation and that the risk of recession had become a very real probability. This was augmented by the U.S. economy experiencing two consecutive quarters of negative Gross Domestic Product growth by mid-year. However, due mostly to strong employment trends the National Bureau of Economic Research did not declare the U.S. economy to be in recession. Nonetheless, stock prices continued to fall precipitously, U.S. Treasury bond rates rose as the Fed increased the pace of its rate hikes, and credit spreads widened considerably increasing corporate bond yields.

By the end of September, the S&P 500® Index had fallen solidly into bear market territory (a decline of 20%), the 10-year U.S. Treasury bond yield had increased more than 2% since the start of the year to 3.83%, and corporate bonds were yielding more than double their rates of a year earlier. Corporate earnings growth continued to slow throughout the remainder of the period.

For the one-year period ended October 31, 2022, the S&P 500® Index returned -14.61% while the MSCI EAFE Index, representing international developed market equities, returned -22.62%. During the same period, the Bloomberg US Aggregate Bond Index returned -15.68%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Disclosure of Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2022, and held for the entire six-month period until October 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

	Actual Expenses		Hypothetical Expenses (A)
Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period (B) May 1, 2022 - October 31, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period (B) May 1, 2022 - October 31, 2022	Net Annualized Expense Ratio (C)
$ 1,000.00	$ 959.50	$ 4.79	$ 1,020.30	$ 4.94	0.97%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and recapture, if any, are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Value

(unaudited)

MARKET ENVIRONMENT

The first quarter of the fiscal year ended October 31, 2022, was trying for equity markets. The U.S. Federal Reserve (“Fed”) rate hikes and geopolitical developments drove market concerns around economic conditions. Rising oil and gas prices aided the energy sector to significantly outperform the rest of the market. As a result of the Russia-Ukraine war, rising manufacturing prices heightened concerns over inflation and consumer spending. Settling the dispute between curbing inflation and supporting growth, the Fed initiated the first rate hike since 2018. In addition, while the world was recuperating from the COVID-19 pandemic, news of fresh rounds of infections in Southeast Asia and the U.K. emerged.

The second calendar quarter of the year saw broader equity markets, as measured by the S&P 500® Index (“S&P 500®”), continue to selloff as markets grappled with high inflation levels, continued supply chain constraints, fast-paced tightening liquidity and by the end of the quarter, recessionary risks. The S&P 500®’s biggest monthly fall in two years was brought on by news of the economy shrinking in April. Some respite was found in May, as markets briefly rebounded in the wake of much anticipated Fed action on rate hikes and general optimism surrounding corporate output. However, with the tide turning from record stimulus to fiscal drag, corporate profits grew at a slower pace in June when faced with additional headwinds like rising wage costs and slowing nominal sales growth. Consumer spending in areas of recreation and travel were one of the only bright spots in the quarter’s gloomy market environment.

Broader equity markets ended the third calendar quarter of 2022 with the S&P 500® down -4.88%, the third consecutive quarter of declines for the index for the first time since 2009. July marked the only month the index posted gains, which were erased in August and September. While inflation showed little signs of cooling, the third quarter saw two of the three consecutive 75 basis points rate hikes which took place in July and September. By the end of the quarter, U.S. equities found little relief as further deterioration in multiples and declining earnings expectations led to negative returns.

The U.S. equity markets bounced back in October after a turbulent August & September. While September’s Consumer Price Index Inflation print came in higher than expected, markets seemingly shrugged it off. A strong labor market remained a bright spot, with the September jobs report indicating unemployment rates remained low. Finally, third quarter earnings were mixed, with several beats but lackluster results from large technology companies.

PERFORMANCE

For the year ended October 31, 2022, Transamerica Mid Cap Value (Class I2) returned -6.18%. By comparison, its benchmark, the Russell Midcap® Value Index, returned -10.18%.

STRATEGY REVIEW

Transamerica Mid Cap Value outperformed the benchmark, the Russell Midcap® Value Index, for the trailing twelve month period ended October 31, 2022. Stock selection in financials and information technology sectors contributed to performance whereas stock selection in energy and communication services sectors detracted from performance.

At a stock specific level, while increased recessionary fears have weighed on financials, we have been able to provide downside protection due to our quality bias. Specifically, M&T Bank Corp., a high quality regional bank, was a top absolute contributor during the fiscal year. Rising interest rates benefitted the bank’s net interest margins while both bank and consumer balance sheets have proven to be resilient and better positioned in the face of weakening economic fundamentals. As the period ended, we remained comfortable with the Fund’s M&T Bank Corp. weighting, given their impressive balance sheet and best in class management team in our view, with a history of consistent performance during difficult market environments.

Alternatively, stock selection within communication services was disappointing, and Liberty Broadband Corp. was one of the largest detractors from performance. Charter, Liberty Broadband Corp.’s principal holding, has stumbled with declining residential broadband subscribers. While fixed wireless competition looms over the stock multiple, we feel optimistic in Liberty Broadband Corp.’s management team’s ability to navigate, as evidenced by their active share buy backs during this bout of volatility. We believe Liberty Broadband Corp.’s valuation remains inexpensive, and the business has evolved from high growth to a steady cash flow generator, which keeps it a strong fit within the Fund’s portfolio.

Lawrence Playford, CFA

Jonathan K.L. Simon

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	97.5%
Repurchase Agreement	2.6
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Years or Since Inception	Inception Date
Class I2 (NAV)	(6.18)%	6.49%	10.04%	11/15/2005
Russell Midcap® Value Index (A)	(10.18)%	6.49%	10.42%

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or since inception date of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology, can be extremely volatile and subject to greater price swings than the broader market. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
COMMON STOCKS - 97.5%
Airlines - 0.5%
Southwest Airlines Co. (A)	10,185	$370,225

Banks - 9.7%
Citizens Financial Group, Inc.	24,519	1,002,827
Fifth Third Bancorp	31,894	1,138,297
First Citizens BancShares, Inc., Class A	764	628,100
Huntington Bancshares, Inc.	98,102	1,489,188
M&T Bank Corp.	9,654	1,625,444
Regions Financial Corp.	53,807	1,181,064
Zions Bancorp NA	11,516	598,141

		7,663,061

Beverages - 1.6%
Constellation Brands, Inc., Class A	2,637	651,550
Keurig Dr. Pepper, Inc.	15,051	584,581

		1,236,131

Building Products - 2.1%
Carlisle Cos., Inc.	3,580	854,904
Fortune Brands Home & Security, Inc.	13,562	818,060

		1,672,964

Capital Markets - 6.1%
Ameriprise Financial, Inc.	4,734	1,463,374
Northern Trust Corp.	8,725	735,954
Raymond James Financial, Inc.	9,970	1,177,856
State Street Corp.	11,019	815,406
T. Rowe Price Group, Inc.	5,804	616,152

		4,808,742

Chemicals - 1.5%
Celanese Corp.	3,108	298,741
RPM International, Inc.	9,457	894,349

		1,193,090

Communications Equipment - 1.5%
Motorola Solutions, Inc.	4,623	1,154,409

Construction Materials - 1.1%
Martin Marietta Materials, Inc.	2,544	854,733

Consumer Finance - 0.8%
Discover Financial Services	5,898	616,105

Containers & Packaging - 2.3%
Ball Corp.	6,375	314,861
Packaging Corp. of America	5,730	688,804
Silgan Holdings, Inc.	17,756	840,924

		1,844,589

Distributors - 2.4%
Genuine Parts Co.	4,307	766,043
LKQ Corp.	20,067	1,116,528

		1,882,571

Diversified Financial Services - 0.7%
Voya Financial, Inc.	7,960	544,146

Electric Utilities - 3.9%
Edison International	8,786	527,511
Entergy Corp.	10,669	1,143,077
Xcel Energy, Inc.	21,626	1,408,069

		3,078,657

Electrical Equipment - 3.9%
Acuity Brands, Inc.	5,492	1,008,166
AMETEK, Inc.	6,764	877,020

	Shares	Value
COMMON STOCKS (continued)
Electrical Equipment (continued)
Hubbell, Inc.	4,916	$ 1,167,452

		3,052,638

Electronic Equipment, Instruments & Components - 3.9%
Amphenol Corp., Class A	11,006	834,585
CDW Corp.	6,122	1,057,943
Jabil, Inc.	10,344	664,602
Teledyne Technologies, Inc. (A)	1,280	509,414

		3,066,544

Equity Real Estate Investment Trusts - 9.6%
American Homes 4 Rent, Class A	19,301	616,474
AvalonBay Communities, Inc.	3,383	592,431
Boston Properties, Inc.	6,376	463,535
Brixmor Property Group, Inc.	21,485	457,845
Essex Property Trust, Inc.	1,502	333,805
Federal Realty Investment Trust	3,433	339,798
Host Hotels & Resorts, Inc.	17,292	326,473
JBG SMITH Properties	11,957	235,314
Kimco Realty Corp.	26,227	560,733
Mid-America Apartment Communities, Inc.	2,234	351,743
Rayonier, Inc.	21,835	735,840
Regency Centers Corp.	5,889	356,343
Rexford Industrial Realty, Inc.	6,066	335,329
Sun Communities, Inc.	2,396	323,101
Ventas, Inc.	6,808	266,397
Weyerhaeuser Co.	23,368	722,772
WP Carey, Inc. (B)	7,318	558,363

		7,576,296

Food & Staples Retailing - 1.4%
Kroger Co.	11,836	559,724
US Foods Holding Corp. (A)	18,017	536,186

		1,095,910

Food Products - 0.8%
Post Holdings, Inc. (A)	7,321	661,965

Gas Utilities - 0.8%
National Fuel Gas Co.	9,859	665,384

Health Care Equipment & Supplies - 1.5%
Globus Medical, Inc., Class A (A)	4,611	308,937
Zimmer Biomet Holdings, Inc.	7,700	872,795

		1,181,732

Health Care Providers & Services - 5.3%
AmerisourceBergen Corp.	8,257	1,298,166
Henry Schein, Inc. (A)	14,476	991,027
Laboratory Corp. of America Holdings	6,132	1,360,445
Universal Health Services, Inc., Class B	4,629	536,362

		4,186,000

Hotels, Restaurants & Leisure - 1.2%
Darden Restaurants, Inc.	3,912	559,964
Expedia Group, Inc. (A)	4,217	394,163

		954,127

Household Durables - 1.4%
Mohawk Industries, Inc. (A)	4,941	468,160
Newell Brands, Inc.	45,195	624,143

		1,092,303

Household Products - 0.4%
Energizer Holdings, Inc. (B)	12,012	347,027

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Insurance - 6.4%
Arch Capital Group Ltd. (A)	14,157	$ 814,027
Globe Life, Inc.	1,996	230,578
Hartford Financial Services Group, Inc.	13,349	966,601
Lincoln National Corp.	9,517	512,681
Loews Corp.	21,707	1,237,733
RenaissanceRe Holdings Ltd.	2,702	417,945
W.R. Berkley Corp.	11,412	848,825

		5,028,390

Interactive Media & Services - 0.8%
IAC, Inc. (A)	12,353	601,344

IT Services - 1.7%
FleetCor Technologies, Inc. (A)	3,732	694,600
GoDaddy, Inc., Class A (A)	7,659	615,783

		1,310,383

Machinery - 6.5%
IDEX Corp.	3,321	738,292
ITT, Inc.	11,449	874,589
Lincoln Electric Holdings, Inc.	7,165	1,017,430
Middleby Corp. (A)	6,960	973,426
Snap-on, Inc.	4,310	957,035
Timken Co.	8,153	581,227

		5,141,999

Media - 1.9%
Liberty Broadband Corp., Class C (A)	7,763	655,430
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	19,791	834,982

		1,490,412

Metals & Mining - 0.4%
Freeport-McMoRan, Inc.	9,154	290,090

Multi-Utilities - 3.4%
CMS Energy Corp.	20,531	1,171,294
Sempra Energy	1,886	284,673
WEC Energy Group, Inc.	13,595	1,241,631

		2,697,598

Multiline Retail - 0.2%
Kohl’s Corp.	6,211	186,019

Oil, Gas & Consumable Fuels - 2.8%
Coterra Energy, Inc.	23,666	736,722
Diamondback Energy, Inc.	4,819	757,113
Williams Cos., Inc.	21,416	700,946

		2,194,781

	Shares	Value
COMMON STOCKS (continued)
Personal Products - 0.3%
BellRing Brands, Inc. (A)	9,264	$ 224,374

Pharmaceuticals - 0.8%
Jazz Pharmaceuticals PLC (A)	4,410	634,114

Real Estate Management & Development - 0.8%
CBRE Group, Inc., Class A (A)	8,729	619,235

Software - 1.6%
NortonLifeLock, Inc.	27,310	615,294
Take-Two Interactive Software, Inc. (A)	5,443	644,887

		1,260,181

Specialty Retail - 2.6%
AutoZone, Inc. (A)	451	1,142,329
Bath & Body Works, Inc.	11,302	377,260
Best Buy Co., Inc.	5,358	366,541
Gap, Inc. (B)	16,196	182,529

		2,068,659

Textiles, Apparel & Luxury Goods - 2.3%
Carter’s, Inc. (B)	8,489	576,148
Ralph Lauren Corp.	6,876	637,337
Tapestry, Inc.	19,410	614,909

		1,828,394

Thrifts & Mortgage Finance - 0.6%
MGIC Investment Corp.	38,204	521,485

Total Common Stocks (Cost $50,681,596)		76,896,807

	Principal	Value
REPURCHASE AGREEMENT - 2.6%
Fixed Income Clearing Corp., 1.10% (C), dated 10/31/2022, to be repurchased at $2,057,400 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.47%, due 04/20/2023, and with a value of $2,098,510.	$2,057,337	2,057,337

Total Repurchase Agreement (Cost $2,057,337)		2,057,337

Total Investments (Cost $52,738,933)		78,954,144
Net Other Assets (Liabilities) - (0.1)%		(76,947)

Net Assets - 100.0%		$78,877,197

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$76,896,807	$—	$—	$76,896,807
Repurchase Agreement	—	2,057,337	—	2,057,337

Total Investments	$76,896,807	$2,057,337	$—	$78,954,144

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,415,004 collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,445,061. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at October 31, 2022.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Value

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2022

Assets:
Investments, at value (cost $50,681,596) (including securities loaned of $1,415,004)	$76,896,807
Repurchase agreement, at value (cost $2,057,337)	2,057,337
Receivables and other assets:
Net income from securities lending	159
Dividends	13,058
Interest	63

Total assets	78,967,424

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	5,346
Investment management fees	55,978
Transfer agent fees	477
Trustees, CCO and deferred compensation fees	2,359
Audit and tax fees	18,211
Custody fees	4,204
Legal fees	1,194
Printing and shareholder reports fees	295
Registration fees	6
Other accrued expenses	2,157

Total liabilities	90,227

Net assets	$78,877,197

Net assets consist of:
Paid-in capital	$37,045,605
Total distributable earnings (accumulated losses)	41,831,592

Net assets	$78,877,197

Shares outstanding (unlimited shares, no par value)	7,731,442

Net asset value and offering price per share	$10.20

STATEMENT OF OPERATIONS

For the year ended October 31, 2022

Investment Income:
Dividend income	$1,638,858
Interest income	8,833
Net income from securities lending	549

Total investment income	1,648,240

Expenses:
Investment management fees	803,452
Transfer agent fees	6,871
Trustees, CCO and deferred compensation fees	2,835
Audit and tax fees	24,218
Custody fees	11,701
Legal fees	4,254
Printing and shareholder reports fees	3,423
Registration fees	1,290
Other	15,112

Total expenses	873,156

Net investment income (loss)	775,084

Net realized gain (loss) on:
Investments	19,223,627

Net change in unrealized appreciation (depreciation) on:
Investments	(24,657,411)

Net realized and change in unrealized gain (loss)	(5,433,784)

Net increase (decrease) in net assets resulting from operations	$(4,658,700)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Value

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	October 31, 2022	October 31, 2021
From operations:
Net investment income (loss)	$775,084	$649,821
Net realized gain (loss)	19,223,627	18,433,484
Net change in unrealized appreciation (depreciation)	(24,657,411)	23,405,637

Net increase (decrease) in net assets resulting from operations	(4,658,700)	42,488,942

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(19,017,343)	(17,948,661)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(19,017,343)	(17,948,661)

Capital share transactions:
Proceeds from shares sold	600,448	1,076,608
Dividends and/or distributions reinvested	19,017,343	17,948,661
Cost of shares redeemed	(36,701,992)	(15,127,915)

Net increase (decrease) in net assets resulting from capital share transactions	(17,084,201)	3,897,354

Net increase (decrease) in net assets	(40,760,244)	28,437,635

Net assets:
Beginning of year	119,637,441	91,199,806

End of year	$78,877,197	$119,637,441

Capital share transactions - shares:
Shares issued	57,003	87,460
Shares reinvested	1,752,751	1,763,130
Shares redeemed	(3,266,228)	(1,267,978)

Net increase (decrease) in shares outstanding	(1,456,474)	582,612

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$13.02	$10.60	$13.04	$15.42	$17.02

Investment operations:
Net investment income (loss) (A)	0.09	0.07	0.13	0.14	0.20
Net realized and unrealized gain (loss)	(0.77)	4.44	(1.36)	0.85	(0.17	)(B)

Total investment operations	(0.68)	4.51	(1.23)	0.99	0.03

Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.14)	(0.16)	(0.23)	(0.16)
Net realized gains	(2.05)	(1.95)	(1.05)	(3.14)	(1.47)

Total dividends and/or distributions to shareholders	(2.14)	(2.09)	(1.21)	(3.37)	(1.63)

Net asset value, end of year	$10.20	$13.02	$10.60	$13.04	$15.42

Total return	(6.18)%	47.96%	(10.81)%	10.78%	(0.17)%

Ratio and supplemental data:
Net assets end of year (000’s)	$78,877	$119,637	$91,200	$139,235	$152,116
Expenses to average net assets	0.95%	0.94%	0.94%	0.91%	0.91%
Net investment income (loss) to average net assets	0.85%	0.57%	1.19%	1.10%	1.25%
Portfolio turnover rate	19%	25%	19%	9%	19%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Value

NOTES TO FINANCIAL STATEMENTS

At October 31, 2022

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Mid Cap Value (the “Fund”) is a series of the Trust. The Fund currently offers one class of shares, Class I2.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired a sub-adviser to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; fund construction and asset allocation when using multiple sub-advisers for a Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2022, commissions recaptured are $1,037.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

3. INVESTMENT VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at October 31, 2022, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing the Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2022, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2022.

Repurchase agreements at October 31, 2022, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Fund’s securities and assets fall, the value of your investment will go down. The Fund may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Fund’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Fund’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

6. RISK FACTORS (continued)

work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Fund invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Medium capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of October 31, 2022, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 73,032,397	92.59%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
Effective August 1, 2022
First $100 million	0.88%
Over $100 million up to $550 million	0.83
Over $550 million up to $750 million	0.79
Over $750 million up to $1 billion	0.77
Over $1 billion	0.76
Prior to August 1, 2022
First $100 million	0.88
Over $100 million up to $750 million	0.83
Over $750 million up to $1.5 billion	0.81
Over $1.5 billion	0.80

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Current Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2022	1.00%	March 1, 2023
Prior to March 1, 2022	1.05

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of October 31, 2022, there are no amounts available for recapture by TAM.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pay TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectuses and Statement of Additional Information for a more complete discussion on transfer agent fees.

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended October 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2022.

8. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 17,210,817	$ —	$ 51,385,366	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. This reclassification has no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ 3,276,549	$ (3,276,549)

As of October 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 53,398,705	$ 27,822,653	$ (2,267,214)	$ 25,555,439

As of October 31, 2022, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2022, the Fund did not have any capital loss carryforwards utilized.

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,568,075	$ 17,449,268	$ —	$ 1,088,201	$ 16,860,460	$ —

As of October 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 531,036	$ 15,745,117	$ —	$ —	$ —	$ 25,555,439

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund’s financial statements.

Transamerica Funds	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders of Transamerica Mid Cap Value and the Board of Trustees of Transamerica Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transamerica Mid Cap Value (the “Fund”), including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on each of the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 23, 2022

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Value

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2022, the Fund designated $1,483,979 of qualified dividend income.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made a long-term capital gain designation of $17,449,268 for the year ended October 31, 2022.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2022. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Value

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 16-17, 2022, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Mid Cap Value (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement,” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and J.P. Morgan Investment Management Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2023.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense, and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2021. Based on these considerations, the

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Value

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to performance are summarized below. For purposes of its review, the Board used the performance of Class I2 Shares, which is currently the sole class offered by the Fund. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 10-year period and in line with the median for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3-, 5- and 10-year periods.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares, which is currently the sole class offered by the Fund. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were above the medians for its peer group and peer universe. The Trustees and TAM agreed upon a reduction to the Fund’s management fee schedule. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2022

Transamerica Mid Cap Value

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2022

Management of the Trust

The Fund is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of its shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its respective sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 111 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (49)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 –present);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020); Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

				111	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – present)

Transamerica Funds	Annual Report 2022

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (74)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	111	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (70)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	111	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (66)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Market President, Nations Bank of Sun Coast Florida (1998 – 1999);	111	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2022

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF, TST and TAAVF (2021 – present); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011 – 2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	111	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).
Lauriann C. Kloppenburg (62)	Board Member	Since 2021	Board Member, TF, TST and TAAVF (2021 – present); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	111	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – present); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (65)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009);	111	N/A

Transamerica Funds	Annual Report 2022

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Fredric A. Nelson III (continued)

Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003);

and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).

John E. Pelletier (58)	Board Member	Since 2017

Board Member, TF, TST and TAAVF (2017 – present);

Board Member, TPP, TPFG and TPFG II (2017 – 2018);

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

				111	N/A
Patricia L. Sawyer (72)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	111	Honorary Trustee, Bryant University (1996 – present)

Transamerica Funds	Annual Report 2022

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (70)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).	111	Board Member,
Operation PAR,
Inc. (non-profit
organization)
(2008 – present);
Board Member,
Boley PAR, Inc.
(non-profit
organization)
(2016 – present)
Board Member,
Remember
Honor Support,
Inc. (non-profit
organization)
(2013 – 2020);
Board Member,
WRH Income
Properties, Inc.
and WRH
Properties, Inc.
(real estate)
(2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2022

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (49)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (52)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – present);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Thomas R. Wald, CFA (62)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF, TST and TAAVF (2014 – present); TET (2017 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – present).

Transamerica Funds	Annual Report 2022

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Joshua Durham (49)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF, TST and TAAVF (2022 – present);

Director, Senior Vice President, and Chief Operating Officer TAM and TFS (2022 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Vincent J. Toner (52)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF, TST and TAAVF (2014 – present), Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST, TET and TAAVF (2019 – present);

Derivatives Risk Manager, TF, TST and TAAVF (2021 – present);

Chief Compliance Officer (2019 – present), TAM;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Transamerica Funds	Annual Report 2022

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Molly Possehl (44)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST, TET and TAAVF (2019 – present);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Dennis P. Gallagher (51)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF, TST and TAAVF (2021 – present and 2006 – 2014); Assistant Secretary, TF, TST, TET and TAAVF (2019);

Associate General Counsel, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel, Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Chairman of the Board, Aegon Global Funds (2013 – present);

Director, Mongeral Aegon Seguros e Previdencia SA (2017 – present);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014);

Assistant Vice President, TCI (2007 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present); Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

and Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014).

Timothy Bresnahan (53)	Assistant Secretary	Since 2020

Assistant Secretary, TF, TST and TAAVF (2020 – present);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2022

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf; and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday–Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2022

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2022

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

2558019 10/22

© 2022 Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

OCTOBER 31, 2022

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2022

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s) during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ended October 31, 2022.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. As the period began in November of 2021, U.S. stocks, as represented by the S&P 500® Index, were approaching record highs as corporate earnings continued to be strong and interest rates remained at historically low levels due to the U.S. Federal Reserve (“Fed”) maintaining accommodative monetary policy. While inflation was rising to multi-decade highs, there was still a sense it could be transitory in nature based on global supply chain challenges easing in a post-pandemic environment.

As the calendar turned to 2022, more serious market concerns emerged led by a recognition that the persistent rise of inflation would not be temporary and Fed policy would need to catch up quickly in the form of higher interest rates. This was exacerbated by Russia’s invasion of Ukraine in February and the human tragedy of war, which triggered economic concerns in Eastern Europe and across the globe, such as food and energy shortages, global inflation and recession. In March, the Fed raised rates for the first time in more than two years, and with inflation continuing to rise, it was apparent that a full-fledged tightening cycle was at hand, soon leading to materially higher interest rates.

As the Consumer Price Index reached 9% in June, it became clear the Fed would need to be more aggressive in its efforts to curtail inflation and that the risk of recession had become a very real probability. This was augmented by the U.S. economy experiencing two consecutive quarters of negative Gross Domestic Product growth by mid-year. However, due mostly to strong employment trends the National Bureau of Economic Research did not declare the U.S. economy to be in recession. Nonetheless, stock prices continued to fall precipitously, U.S. Treasury bond rates rose as the Fed increased the pace of its rate hikes, and credit spreads widened considerably increasing corporate bond yields.

By the end of September, the S&P 500® Index had fallen solidly into bear market territory (a decline of 20%), the 10-year U.S. Treasury bond yield had increased more than 2% since the start of the year to 3.83%, and corporate bonds were yielding more than double their rates of a year earlier. Corporate earnings growth continued to slow throughout the remainder of the period.

For the one-year period ended October 31, 2022, the S&P 500® Index returned -14.61% while the MSCI EAFE Index, representing international developed market equities, returned -22.62%. During the same period, the Bloomberg US Aggregate Bond Index returned -15.68%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Disclosure of Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs; and (ii) ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2022, and held for the entire six-month period until October 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period (B)	Ending Account Value October 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)

Transamerica ClearTrack® 2015
Class R1	$1,000.00	$923.10	$4.17	$1,020.90	$4.38	0.86%
Class R3	1,000.00	928.60	0.78	1,024.40	0.82	0.16
Class R6	1,000.00	926.40	1.02	1,024.10	1.07	0.21

Transamerica ClearTrack® 2020
Class R1	1,000.00	922.70	4.17	1,020.90	4.38	0.86
Class R3	1,000.00	929.10	0.29	1,024.90	0.31	0.06
Class R6	1,000.00	925.40	1.02	1,024.10	1.07	0.21

Transamerica ClearTrack® 2025
Class R1	1,000.00	919.60	4.11	1,020.90	4.33	0.85
Class R3	1,000.00	921.40	2.86	1,022.20	3.01	0.59
Class R6	1,000.00	923.30	0.92	1,024.20	0.97	0.19

Transamerica ClearTrack® 2030
Class R1	1,000.00	917.90	4.06	1,021.00	4.28	0.84
Class R3	1,000.00	920.20	2.71	1,022.40	2.85	0.56
Class R6	1,000.00	921.20	0.97	1,024.20	1.02	0.20

Transamerica ClearTrack® 2035
Class R1	1,000.00	914.10	4.05	1,021.00	4.28	0.84
Class R3	1,000.00	916.30	2.66	1,022.40	2.80	0.55
Class R6	1,000.00	917.30	0.92	1,024.20	0.97	0.19

Transamerica Funds	Annual Report 2022

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period (B)	Ending Account Value October 31, 2022	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)

Transamerica ClearTrack® 2040
Class R1	$1,000.00	$912.20	$4.05	$1,021.00	$4.28	0.84%
Class R3	1,000.00	913.60	2.75	1,022.30	2.91	0.57
Class R6	1,000.00	914.30	0.92	1,024.20	0.97	0.19

Transamerica ClearTrack® 2045
Class R1	1,000.00	910.00	4.00	1,021.00	4.23	0.83
Class R3	1,000.00	911.20	2.79	1,022.30	2.96	0.58
Class R6	1,000.00	913.20	0.87	1,024.30	0.92	0.18

Transamerica ClearTrack® 2050
Class R1	1,000.00	909.10	3.95	1,021.10	4.18	0.82
Class R3	1,000.00	910.20	2.60	1,022.50	2.75	0.54
Class R6	1,000.00	912.30	0.82	1,024.30	0.87	0.17

Transamerica ClearTrack® 2055
Class R1	1,000.00	906.40	3.17	1,021.90	3.36	0.66
Class R3	1,000.00	907.60	2.36	1,022.70	2.50	0.49
Class R6	1,000.00	909.90	0.67	1,024.50	0.71	0.14

Transamerica ClearTrack® 2060
Class R1	1,000.00	908.00	3.17	1,021.90	3.36	0.66
Class R3	1,000.00	908.60	2.36	1,022.70	2.50	0.49
Class R6	1,000.00	910.70	0.72	1,024.40	0.77	0.15

Transamerica ClearTrack® Retirement Income
Class R1	1,000.00	923.30	4.17	1,020.90	4.38	0.86
Class R3	1,000.00	924.10	2.91	1,022.20	3.06	0.60
Class R6	1,000.00	926.80	0.97	1,024.20	1.02	0.20

(A)	5% return per year before expenses.

(B)	Expenses are calculated using each Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Funds invest. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and recapture, if any, are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2015

(unaudited)

MARKET ENVIRONMENT

Franklin Advisers, Inc. (11/1/21 - 12/5/21)

Global equity markets declined in US-dollar terms during the period of November 1, 2021, through December 5, 2021, as uncertainty around the COVID-19 pandemic increased and global supply-chain issues continued. Worries over continued inflation and when inflation would prompt key developed market central banks to raise interest rates also weighed on investors’ minds. As measured by MSCI indexes in US-dollar terms, developed stock markets overall performed better than the global index while emerging markets trailed it. In terms of investment style, global value stocks declined but not as much as global growth equities. The US stock market ascended to new highs in November before it joined a broader global selloff across asset classes driven by fears that a new COVID-19 variant may spread widely and resist vaccines.

STRATEGY REVIEW

Franklin Advisers, Inc. (11/1/21 - 12/5/21)

The fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes — equity, fixed income, inflation-hedging — and investment styles. The fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The fund follows a particular glidepath in which over time the fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund had an overall slightly negative return for the period of November 1, 2021, through December 5, 2021. In absolute terms, all the Fund’s equity holdings posted negative returns ranging from -2.20% for the Schwab U.S. Large-Cap ETF to -7.99% for the Schwab U.S. Small-Cap ETF. Fixed income posted mixed returns, ranging from 1.46% for the iShares TIPS Bond ETF to -0.39% for the Xtrackers USD High Yield Corporate Bond ETF.

On a relative basis, the Fund underperformed its benchmark, the Dow Jones Target 2015 Index, during the same period. Asset allocation was the primary factor in underperformance, as the Fund is generally overweight equity. The overweight allocations to U.S. large-cap and international equities, along with the underweight to U.S. fixed income, were the largest detractors.

Laura Green, CFA

Jacqueline Kenney, CFA

Thomas Picciochi

Co-Portfolio Managers

Franklin Advisers, Inc.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2015

(unaudited)

MARKET ENVIRONMENT

Since Wilshire Advisors LLC (“Wilshire”) became sub-adviser to the ClearTrack funds in December 2021, the market environment has been difficult. Inflation moved from being viewed as transitory to sticky and interest rates began to march upwards as views on inflation evolved. The rise in interest rates, coupled with continued COVID-19 lockdowns in China and the negative effects of Russia’s invasion of Ukraine on various commodities markets, weighed on equity returns, both within the U.S. and in foreign markets during the Fund’s fiscal year ended October 31, 2022. The U.S. dollar strengthened considerably as the U.S. Federal Reserve (“Fed”) aggressively hiked the Fed Funds Rate, which served as a headwind for assets priced in foreign currencies.

The Fund was negatively impacted by both the rise in interest rates as well as the downturn in foreign and domestic equity markets.

Coming into 2022, Wilshire had its lowest ever 10-year expected returns for core fixed income, but after the recent, large interest rate increases, the outlook for fixed income has improved considerably and in our view, returns are now expected to far outpace inflation over the coming decade. If interest rates peak, and a recession is avoided (or mild), then we believe equities will be relatively attractive. If the Fed continues to tighten aggressively, then we believe equity and fixed income markets could selloff further and the U.S. (and perhaps foreign economies) could enter a recession.

PERFORMANCE

For the year ended October 31, 2022, Transamerica ClearTrack® 2015 (Class R6) returned -16.28%. By comparison, its benchmark, the S&P Target Date Retirement Income Index, returned -13.06%.

STRATEGY REVIEW

The Fund is a multi-asset, target date fund-of-funds that seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. During the period from which Wilshire became sub-adviser to the Fund (December 6, 2021 through October 31, 2022), the Fund posted negative returns and underperformed its primary benchmark, the S&P Target Date Retirement Income Index.

The period was a difficult market environment for most types of investments, particularly equities. The Fund had a substantially larger allocation to equities than its benchmark, which served as a notable headwind to Fund returns. Within fixed income, the benchmark had a large allocation to ultra-short-term fixed income, which benefited the benchmark and caused it to have materially less sensitivity to rising interest rates compared to the Fund. The Fund had a modest out-of-benchmark allocation to emerging markets debt, which weighed on Fund returns versus the benchmark. Wilshire believes that exposure to emerging markets debt is both a diversifying exposure and a driver of long-term returns.

Within equities, the Fund was relatively overweight U.S. equities and global real estate, which contributed to Fund returns.

Underlying fund selection among equity funds detracted from returns, driven in large part by the Fund’s allocation to Transamerica Large Growth. Transamerica International Focus, Transamerica International Stock and Transamerica Emerging Markets Opportunities were the other notable detractors from underlying fund selection.

Nathan Palmer, CFA

Anthony Wicklund, CFA

Co-Portfolio Managers

Wilshire Advisors LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	53.3%
U.S. Equity Funds	26.4
International Equity Funds	14.7
International Fixed Income Fund	4.9
Repurchase Agreement	1.0
Other Investment Company	0.9
Net Other Assets (Liabilities)	(1.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2015

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	(16.85)%	2.10%	2.48%	03/02/2015
Class R3 (NAV)	(16.20)%	N/A	2.87%	03/01/2019
Class R6 (NAV)	(16.28)%	2.78%	3.15%	03/02/2015
S&P Target Date Retirement Income Index (A) (B)	(13.06)%	2.07%	2.64%
Dow Jones Target 2015 Index (C)	(16.53)%	(0.12)%	0.99%

(A) Effective December 6, 2021, S&P Target Date Retirement Income Index became the Fund’s primary benchmark. Prior to December 6, 2021, the Fund’s primary benchmark was the Dow Jones Target 2015 Index. The change to the primary benchmark was made to more accurately reflect the principal investment strategies of the Fund.

(B) The S&P Target Date Retirement Income Index seeks to represent investment opportunity generally available to target date funds through an asset allocation which targets an immediate retirement horizon.

(C) The Dow Jones Target 2015 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The S&P Target Date Index Series is designed to represent a broadly derived consensus of asset class exposure for each target date year, as well as an overall guide path. Each index corresponds to a particular target retirement date, providing varying levels of exposure to equities, bonds and other asset classes. The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica ClearTrack® target date options invest in a combination of actively managed Transamerica funds and exchange-traded funds (ETFs) which may represent a variety of broad asset classes including fixed income, domestic equity, foreign equity, real estate, and inflation-hedging positions and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; The Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2015

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 45.6%
International Equity Funds - 9.7%
iShares Core MSCI EAFE ETF	27,856	$1,552,136
iShares Core MSCI Emerging Markets ETF	5,862	248,256
iShares Global REIT ETF (A)	32,788	724,943

		2,525,335

U.S. Equity Fund - 12.8%
iShares Core S&P 500 ETF	8,589	3,330,728

U.S. Fixed Income Funds - 23.1%
iShares 0-5 Year TIPS Bond ETF (A)	24,708	2,401,865
iShares Core U.S. Aggregate Bond ETF	38,189	3,624,136

		6,026,001

Total Exchange-Traded Funds (Cost $14,097,171)		11,882,064

INVESTMENT COMPANIES - 53.7%
International Equity Funds - 5.0%
Transamerica Emerging Markets Opportunities (B)	36,778	244,207
Transamerica International Focus (B)	73,482	516,577
Transamerica International Stock (B)	59,884	525,181

		1,285,965

International Fixed Income Fund - 4.9%
Transamerica Emerging Markets Debt (B)	160,634	1,283,467

U.S. Equity Funds - 13.6%
Transamerica Large Cap Value (B)	90,555	1,166,349
Transamerica Large Growth (B)	119,376	1,076,776
Transamerica Mid Cap Growth (B)	53,103	371,717
Transamerica Mid Cap Value Opportunities (B)	35,660	397,961
Transamerica Small Cap Growth (B)	41,221	255,981
Transamerica Small Cap Value (B)	41,497	280,103

		3,548,887

	Shares	Value

INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 30.2%
Transamerica Bond (B)	765,578	$ 5,963,855
Transamerica High Yield Bond (B)	246,081	1,909,591

		7,873,446

Total Investment Companies (Cost $18,075,574)		13,991,765

OTHER INVESTMENT COMPANY - 0.9%
Securities Lending Collateral - 0.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (C)	247,395	247,395

Total Other Investment Company (Cost $247,395)		247,395

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 1.10% (C), dated 10/31/2022, to be repurchased at $257,506 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.47%, due 04/20/2023, and with a value of $262,693.	$257,499	257,499

Total Repurchase Agreement (Cost $257,499)		257,499

Total Investments (Cost $32,677,639)		26,378,723
Net Other Assets (Liabilities) - (1.2)%		(312,270)

Net Assets - 100.0%		$26,066,453

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$11,882,064	$—	$—	$11,882,064
Investment Companies	13,991,765	—	—	13,991,765
Other Investment Company	247,395	—	—	247,395
Repurchase Agreement	—	257,499	—	257,499

Total Investments	$26,121,224	$257,499	$—	$26,378,723

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2015

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $241,560, collateralized by cash collateral of $247,395. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Affiliated investment in the Class R6 shares of Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2022	Shares as of October 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$—	$8,622,784	$(1,237,445)	$(135,780)	$(1,285,704)	$5,963,855	765,578	$196,900	$42,252
Transamerica Emerging Markets Debt	—	1,896,463	(197,349)	(30,114)	(385,533)	1,283,467	160,634	66,542	—
Transamerica Emerging Markets Opportunities	—	417,804	(12,870)	(1,686)	(159,041)	244,207	36,778	25,688	9,271
Transamerica High Yield Bond	—	2,598,013	(312,988)	(32,546)	(342,888)	1,909,591	246,081	102,125	—
Transamerica International Focus	—	772,906	(37,137)	(2,583)	(216,609)	516,577	73,482	21,025	20,913
Transamerica International Stock	—	765,092	(67,137)	(6,334)	(166,440)	525,181	59,884	22,141	36,983
Transamerica Large Cap Value	—	1,556,062	(262,659)	(15,261)	(111,793)	1,166,349	90,555	40,879	—
Transamerica Large Growth	—	2,235,376	(234,412)	(193,930)	(730,258)	1,076,776	119,376	25,041	270,287
Transamerica Mid Cap Growth	—	703,623	(11,257)	(7,239)	(313,410)	371,717	53,103	56,979	107,168
Transamerica Mid Cap Value Opportunities	—	653,789	(121,355)	(32,572)	(101,901)	397,961	35,660	46,869	72,443
Transamerica Small Cap Growth	—	394,784	(7,570)	(1,849)	(129,384)	255,981	41,221	6,617	30,182
Transamerica Small Cap Value	—	514,442	(47,570)	(45,921)	(140,848)	280,103	41,497	107,166	49,291

Total	$—	$21,131,138	$(2,549,749)	$(505,815)	$(4,083,809)	$13,991,765	1,723,849	$717,972	$638,790

(C)	Rates disclosed reflect the yields at October 31, 2022.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2020

(unaudited)

MARKET ENVIRONMENT

Franklin Advisers, Inc. (11/1/21 - 12/5/21)

Global equity markets declined in US-dollar terms during the period of November 1, 2021, through December 5, 2021, as uncertainty around the COVID-19 pandemic increased and global supply-chain issues continued. Worries over continued inflation and when inflation would prompt key developed market central banks to raise interest rates also weighed on investors’ minds. As measured by MSCI indexes in US-dollar terms, developed stock markets overall performed better than the global index while emerging markets trailed it. In terms of investment style, global value stocks declined but not as much as global growth equities. The US stock market ascended to new highs in November before it joined a broader global selloff across asset classes driven by fears that a new COVID-19 variant may spread widely and resist vaccines.

STRATEGY REVIEW

Franklin Advisers, Inc. (11/1/21 - 12/5/21)

The fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes — equity, fixed income, inflation-hedging — and investment styles. The fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The fund follows a particular glidepath in which over time the fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund had an overall negative return for the period of November 1, 2021, through December 5, 2021. In absolute terms, all the Fund’s equity holdings posted negative returns ranging from -2.20% for the Schwab U.S. Large-Cap ETF to -7.99% for the Schwab U.S. Small-Cap ETF. Fixed income posted mixed returns, ranging from 1.46% for the iShares TIPS Bond ETF to -0.39% for the Xtrackers USD High Yield Corporate Bond ETF.

On a relative basis, the Fund underperformed its benchmark, the Dow Jones Target 2020 Index, during the same period. Asset allocation was the primary factor in underperformance, as the Fund is generally overweight equity. Within equities, the overweight allocations to U.S. large-cap and international equities, along with the underweight to U.S. fixed income, were the largest detractors.

Laura Green, CFA

Jacqueline Kenney, CFA

Thomas Picciochi

Co-Portfolio Managers

Franklin Advisers, Inc.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2020

(unaudited)

MARKET ENVIRONMENT

Since Wilshire Advisors LLC (“Wilshire”) became sub-adviser to the ClearTrack funds in December 2021, the market environment has been difficult. Inflation moved from being viewed as transitory to sticky and interest rates began to march upwards as views on inflation evolved. The rise in interest rates, coupled with continued COVID-19 lockdowns in China and the negative effects of Russia’s invasion of Ukraine on various commodities markets, weighed on equity returns, both within the U.S. and in foreign markets during the Fund’s fiscal year ended October 31, 2022. The U.S. dollar strengthened considerably as the U.S. Federal Reserve (“Fed”) aggressively hiked the Fed Funds Rate, which served as a headwind for assets priced in foreign currencies.

The Fund was negatively impacted by both the rise in interest rates as well as the downturn in foreign and domestic equity markets.

Coming into 2022, Wilshire had its lowest ever 10-year expected returns for core fixed income, but after the recent, large interest rate increases, the outlook for fixed income has improved considerably and in our view, returns are now expected to far outpace inflation over the coming decade. If interest rates peak, and a recession is avoided (or mild), then we believe equities will be relatively attractive. If the Fed continues to tighten aggressively, then we believe equity and fixed income markets could selloff further and the U.S. (and perhaps foreign economies) could enter a recession.

PERFORMANCE

For the year ended October 31, 2022, Transamerica ClearTrack® 2020 (Class R6) returned -16.54%. By comparison, its benchmark, the S&P Target Date Retirement Income Index, returned -13.06%.

STRATEGY REVIEW

The Fund is a multi-asset, target date fund-of-funds that seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. During the period from which Wilshire became sub-adviser to the Fund (December 6, 2021 through October 31, 2022), the Fund posted negative returns and underperformed its primary benchmark, the S&P Target Date Retirement Income Index.

The period was a difficult market environment for most types of investments, particularly equities. The Fund had a substantially larger allocation to equities than its benchmark, which served as a notable headwind to Fund returns. Within fixed income, the benchmark had a large allocation to ultra-short-term fixed income, which benefited the benchmark and caused it to have materially less sensitivity to rising interest rates compared to the Fund. The Fund had a modest out-of-benchmark allocation to emerging markets debt, which weighed on Fund returns versus the benchmark. Wilshire believes that exposure to emerging markets debt is both a diversifying exposure and a driver of long-term returns.

Within equities, the Fund was relatively overweight U.S. equities and global real estate, which contributed to returns.

Underlying fund selection among equity funds detracted from returns, driven in large part by the Fund’s allocation to Transamerica Large Growth. Transamerica International Focus, Transamerica International Stock and Transamerica Emerging Markets Opportunities were the other notable detractors from underlying fund selection.

Nathan Palmer, CFA

Anthony Wicklund, CFA

Co-Portfolio Managers

Wilshire Advisors LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	53.3%
U.S. Equity Funds	27.2
International Equity Funds	15.1
International Fixed Income Fund	5.1
Repurchase Agreement	0.8
Net Other Assets (Liabilities)	(1.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2020

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	(17.00)%	(1.23)%	0.36%	03/02/2015
Class R3 (NAV)	(16.29)%	N/A	(1.67)%	03/01/2019
Class R6 (NAV)	(16.54)%	(0.60)%	1.00%	03/02/2015
S&P Target Date Retirement Income Index (A) (B)	(13.06)%	2.07%	2.64%
Dow Jones Target 2020 Index (C)	(17.43)%	0.30%	1.54%

(A) Effective December 6, 2021, S&P Target Date Retirement Income Index became the Fund’s primary benchmark. Prior to December 6, 2021, the Fund’s primary benchmark was the Dow Jones Target 2020 Index. The change to the primary benchmark was made to more accurately reflect the principal investment strategies of the Fund.

(B) The S&P Target Date Retirement Income Index seeks to represent investment opportunity generally available to target date funds through an asset allocation which targets an immediate retirement horizon.

(C) The Dow Jones Target 2020 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The S&P Target Date Index Series is designed to represent a broadly derived consensus of asset class exposure for each target date year, as well as an overall guide path. Each index corresponds to a particular target retirement date, providing varying levels of exposure to equities, bonds and other asset classes. The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica ClearTrack® target date options invest in a combination of actively managed Transamerica funds and exchange-traded funds (ETFs) which may represent a variety of broad asset classes including fixed income, domestic equity, foreign equity, real estate, and inflation-hedging positions and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; The Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2020

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 46.3%
International Equity Funds - 10.1%
iShares Core MSCI EAFE ETF	29,284	$1,631,704
iShares Core MSCI Emerging Markets ETF	5,720	242,242
iShares Global REIT ETF	34,809	769,627

		2,643,573

U.S. Equity Fund - 13.2%
iShares Core S&P 500 ETF	8,864	3,437,370

U.S. Fixed Income Funds - 23.0%
iShares 0-5 Year TIPS Bond ETF	24,236	2,355,982
iShares Core U.S. Aggregate Bond ETF	38,469	3,650,708

		6,006,690

Total Exchange-Traded Funds (Cost $14,795,400)		12,087,633

INVESTMENT COMPANIES - 54.4%
International Equity Funds - 5.0%
Transamerica Emerging Markets Opportunities (A)	34,757	230,789
Transamerica International Focus (A)	73,915	519,623
Transamerica International Stock (A)	62,162	545,161

		1,295,573

International Fixed Income Fund - 5.1%
Transamerica Emerging Markets Debt (A)	165,261	1,320,435

U.S. Equity Funds - 14.0%
Transamerica Large Cap Value (A)	91,846	1,182,977
Transamerica Large Growth (A)	125,270	1,129,935
Transamerica Mid Cap Growth (A)	55,668	389,674
Transamerica Mid Cap Value Opportunities (A)	36,928	412,120

	Shares	Value

INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Small Cap Growth (A)	42,408	$ 263,354
Transamerica Small Cap Value (A)	41,394	279,412

		3,657,472

U.S. Fixed Income Funds - 30.3%
Transamerica Bond (A)	776,072	6,045,599
Transamerica High Yield Bond (A)	241,255	1,872,142

		7,917,741

Total Investment Companies (Cost $18,474,291)		14,191,221

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 1.10% (B), dated 10/31/2022, to be repurchased at $213,231 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.47%, due 04/20/2023, and with a value of $217,540.	$213,225	213,225

Total Repurchase Agreement (Cost $213,225)		213,225

Total Investments (Cost $33,482,916)		26,492,079
Net Other Assets (Liabilities) - (1.5)%		(392,445)

Net Assets - 100.0%		$26,099,634

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$12,087,633	$—	$—	$12,087,633
Investment Companies	14,191,221	—	—	14,191,221
Repurchase Agreement	—	213,225	—	213,225

Total Investments	$26,278,854	$213,225	$—	$26,492,079

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2020

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class R6 shares of Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2022	Shares as of October 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$—	$9,026,747	$(1,489,962)	$(171,715)	$(1,319,471)	$6,045,599	776,072	$205,022	$44,236
Transamerica Emerging Markets Debt	—	1,954,782	(201,157)	(30,568)	(402,622)	1,320,435	165,261	69,393	—
Transamerica Emerging Markets Opportunities	—	411,859	(18,159)	(3,901)	(159,010)	230,789	34,757	26,841	9,687
Transamerica High Yield Bond	—	2,735,631	(472,264)	(53,974)	(337,251)	1,872,142	241,255	106,088	—
Transamerica International Focus	—	800,155	(52,151)	(6,939)	(221,442)	519,623	73,915	21,968	21,852
Transamerica International Stock	—	818,113	(92,151)	(8,954)	(171,847)	545,161	62,162	23,134	38,644
Transamerica Large Cap Value	—	1,666,668	(349,559)	(20,969)	(113,163)	1,182,977	91,846	42,604	—
Transamerica Large Growth	—	2,353,152	(208,006)	(150,499)	(864,712)	1,129,935	125,270	26,228	283,112
Transamerica Mid Cap Growth	—	739,507	(13,665)	(10,352)	(325,816)	389,674	55,668	59,489	111,889
Transamerica Mid Cap Value Opportunities	—	693,851	(138,655)	(39,445)	(103,631)	412,120	36,928	49,393	76,342
Transamerica Small Cap Growth	—	415,506	(14,070)	(5,757)	(132,325)	263,354	42,408	6,910	31,518
Transamerica Small Cap Value	—	540,460	(69,070)	(60,198)	(131,780)	279,412	41,394	111,909	51,473

Total	$—	$22,156,431	$(3,118,869)	$(563,271)	$(4,283,070)	$14,191,221	1,746,936	$748,979	$668,753

(B)	Rate disclosed reflects the yield at October 31, 2022.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2025

(unaudited)

MARKET ENVIRONMENT

Franklin Advisers, Inc. (11/1/21 - 12/5/21)

Global equity markets declined in US-dollar terms during the period of November 1, 2021, through December 5, 2021, as uncertainty around the COVID-19 pandemic increased and global supply-chain issues continued. Worries over continued inflation and when inflation would prompt key developed market central banks to raise interest rates also weighed on investors’ minds. As measured by MSCI indexes in US-dollar terms, developed stock markets overall performed better than the global index while emerging markets trailed it. In terms of investment style, global value stocks declined but not as much as global growth equities. The US stock market ascended to new highs in November before it joined a broader global selloff across asset classes driven by fears that a new COVID-19 variant may spread widely and resist vaccines.

Franklin Advisers, Inc. (11/1/21 - 12/5/21)

The fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes — equity, fixed income, inflation-hedging — and investment styles. The fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The fund follows a particular glidepath in which over time the fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund had an overall negative return for the period of November 1, 2021, through December 5, 2021. In absolute terms, all the Fund’s equity holdings posted negative returns ranging from -2.20% for the Schwab U.S. Large-Cap ETF to -7.99% for the Schwab U.S. Small-Cap ETF. Fixed income posted mixed returns, ranging from 1.46% for the iShares TIPS Bond ETF to -0.39% for the Xtrackers USD High Yield Corporate Bond ETF.

On a relative basis, the Fund underperformed its benchmark, the Dow Jones Target 2025 Index, during the same period. Asset allocation was the primary factor in underperformance, as the Fund is generally overweight equity. Within equities, the overweight allocations to U.S. large-cap and international equities, along with the underweight to U.S. fixed income, were the largest detractors.

Laura Green, CFA

Jacqueline Kenney, CFA

Thomas Picciochi

Co-Portfolio Managers

Franklin Advisers, Inc.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2025

(unaudited)

MARKET ENVIRONMENT

Since Wilshire Advisors LLC (“Wilshire”) became sub-adviser to the ClearTrack funds in December 2021, the market environment has been difficult. Inflation moved from being viewed as transitory to sticky and interest rates began to march upwards as views on inflation evolved. The rise in interest rates, coupled with continued COVID-19 lockdowns in China and the negative effects of Russia’s invasion of Ukraine on various commodities markets, weighed on equity returns, both within the U.S. and in foreign markets during the Fund’s fiscal year ended October 31, 2022. The U.S. dollar strengthened considerably as the U.S. Federal Reserve (“Fed”) aggressively hiked the Fed Funds Rate, which served as a headwind for assets priced in foreign currencies.

The Fund was negatively impacted by both the rise in interest rates as well as the downturn in foreign and domestic equity markets.

Coming into 2022, Wilshire had its lowest ever 10-year expected returns for core fixed income, but after the recent, large interest rate increases, the outlook for fixed income has improved considerably and in our view, returns are now expected to far outpace inflation over the coming decade. If interest rates peak, and a recession is avoided (or mild), then we believe equities will be relatively attractive. If the Fed continues to tighten aggressively, then we believe equity and fixed income markets could selloff further and the U.S. (and perhaps foreign economies) could enter a recession.

PERFORMANCE

For the year ended October 31, 2022, Transamerica ClearTrack® 2025 (Class R6) returned -17.17%. By comparison, its benchmark, the S&P Target Date 2025 Index, returned -14.66%.

STRATEGY REVIEW

The Fund is a multi-asset, target date fund-of-funds that seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. During the period from which Wilshire became sub-adviser to the Fund (December 6, 2021 through October 31, 2022), the Fund posted negative returns and underperformed its primary benchmark, the S&P Target Date 2025 Index.

The period was a difficult market environment for most types of investments, particularly equities. The Fund had a smaller allocation to equities than its benchmark, which benefited relative performance. Within fixed income, the benchmark had a large allocation to ultra-short-term fixed income, which benefited the benchmark and caused it to have materially less sensitivity to rising interest rates compared to the Fund. The Fund had a modest out-of-benchmark allocation to emerging markets debt, which weighed on Fund returns versus the benchmark. Wilshire believes that exposure to emerging markets debt is both a diversifying exposure and a driver of long-term returns.

Within equities, the Fund was relatively underweight foreign equities and overweight global real estate, which contributed modestly to Fund returns.

Underlying fund selection among equity funds detracted from returns, driven in large part by the Fund’s allocation to Transamerica Large Growth. Transamerica International Focus, Transamerica International Stock and Transamerica Emerging Markets Opportunities were the other notable detractors from underlying fund selection.

Nathan Palmer, CFA

Anthony Wicklund, CFA

Co-Portfolio Managers

Wilshire Advisors LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	45.3%
U.S. Equity Funds	30.5
International Equity Funds	18.5
International Fixed Income Fund	4.8
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2025

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	(17.73)%	(1.14)%	0.78%	03/02/2015
Class R3 (NAV)	(17.52)%	N/A	(1.97)%	03/01/2019
Class R6 (NAV)	(17.17)%	(0.50)%	1.44%	03/02/2015
S&P Target Date 2025 Index (A) (B)	(14.66)%	3.65%	4.43%
Dow Jones Target 2025 Index (C)	(17.56)%	1.21%	2.41%

(A) Effective December 6, 2021, S&P Target Date 2025 Index became the Fund’s primary benchmark. Prior to December 6, 2021, the Fund’s primary benchmark was the Dow Jones Target 2025 Index. The change to the primary benchmark was made to more accurately reflect the principal investment strategies of the Fund.

(B) The S&P Target Date 2025 Index seeks to represent a broadly derived consensus of asset class exposure and glide path for target date year 2025. The index allocates to equities and fixed income at varying levels, according to a pre-determined schedule related to the respective target date.

(C) The Dow Jones Target 2025 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The S&P Target Date Index Series is designed to represent a broadly derived consensus of asset class exposure for each target date year, as well as an overall guide path. Each index corresponds to a particular target retirement date, providing varying levels of exposure to equities, bonds and other asset classes. The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica ClearTrack® target date options invest in a combination of actively managed Transamerica funds and exchange-traded funds (ETFs) which may represent a variety of broad asset classes including fixed income, domestic equity, foreign equity, real estate, and inflation-hedging positions and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; The Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2025

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 45.9%
International Equity Funds - 12.0%
iShares Core MSCI EAFE ETF	57,107	$3,182,002
iShares Core MSCI Emerging Markets ETF	16,945	717,621
iShares Global REIT ETF	61,130	1,351,584

		5,251,207

U.S. Equity Fund - 14.9%
iShares Core S&P 500 ETF	16,830	6,526,506

U.S. Fixed Income Funds - 19.0%
iShares 0-5 Year TIPS Bond ETF	29,708	2,887,914
iShares Core U.S. Aggregate Bond ETF	56,973	5,406,738

		8,294,652

Total Exchange-Traded Funds (Cost $24,777,588)		20,072,365

INVESTMENT COMPANIES - 53.2%
International Equity Funds - 6.5%
Transamerica Emerging Markets Opportunities (A)	91,126	605,076
Transamerica International Focus (A)	158,473	1,114,064
Transamerica International Stock (A)	128,174	1,124,085

		2,843,225

International Fixed Income Fund - 4.8%
Transamerica Emerging Markets Debt (A)	261,931	2,092,830

U.S. Equity Funds - 15.6%
Transamerica Large Cap Value (A)	178,628	2,300,727
Transamerica Large Growth (A)	232,872	2,100,508
Transamerica Mid Cap Growth (A)	92,881	650,166
Transamerica Mid Cap Value Opportunities (A)	61,106	681,942

	Shares	Value

INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Small Cap Growth (A)	87,030	$ 540,457
Transamerica Small Cap Value (A)	83,892	566,273

		6,840,073

U.S. Fixed Income Funds - 26.3%
Transamerica Bond (A)	1,107,191	8,625,017
Transamerica High Yield Bond (A)	366,982	2,847,779

		11,472,796

Total Investment Companies (Cost $30,216,814)		23,248,924

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 1.10% (B), dated 10/31/2022, to be repurchased at $422,350 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.47%, due 04/20/2023, and with a value of $430,868.	$422,337	422,337

Total Repurchase Agreement (Cost $422,337)		422,337

Total Investments (Cost $55,416,739)		43,743,626
Net Other Assets (Liabilities) - (0.1)%		(55,729)

Net Assets - 100.0%		$43,687,897

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$20,072,365	$—	$—	$20,072,365
Investment Companies	23,248,924	—	—	23,248,924
Repurchase Agreement	—	422,337	—	422,337

Total Investments	$43,321,289	$422,337	$—	$43,743,626

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2025

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class R6 shares of Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2022	Shares as of October 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$—	$12,594,260	$(1,889,364)	$(201,301)	$(1,878,578)	$8,625,017	1,107,191	$285,807	$61,671
Transamerica Emerging Markets Debt	—	2,957,703	(203,753)	(21,442)	(639,678)	2,092,830	261,931	105,881	—
Transamerica Emerging Markets Opportunities	—	1,042,107	(36,970)	(5,444)	(394,617)	605,076	91,126	64,396	23,240
Transamerica High Yield Bond	—	3,894,182	(488,754)	(46,873)	(510,776)	2,847,779	366,982	152,837	—
Transamerica International Focus	—	1,653,762	(79,629)	(6,268)	(453,801)	1,114,064	158,473	43,984	43,748
Transamerica International Stock	—	1,663,989	(179,629)	(14,605)	(345,670)	1,124,085	128,174	46,344	77,414
Transamerica Large Cap Value	—	3,114,335	(582,882)	(12,868)	(217,858)	2,300,727	178,628	80,584	—
Transamerica Large Growth	—	4,644,215	(712,047)	(525,243)	(1,306,417)	2,100,508	232,872	49,441	533,668
Transamerica Mid Cap Growth	—	1,221,911	(39,184)	(28,314)	(504,247)	650,166	92,881	95,263	179,174
Transamerica Mid Cap Value Opportunities	—	1,110,869	(209,184)	(46,260)	(173,483)	681,942	61,106	79,094	122,252
Transamerica Small Cap Growth	—	833,018	(15,987)	(4,138)	(272,436)	540,457	87,030	13,800	62,949
Transamerica Small Cap Value	—	1,083,240	(140,987)	(105,651)	(270,329)	566,273	83,892	223,961	103,011

Total	$—	$35,813,591	$(4,578,370)	$(1,018,407)	$(6,967,890)	$23,248,924	2,850,286	$1,241,392	$1,207,127

(B)	Rate disclosed reflects the yield at October 31, 2022.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2030

(unaudited)

MARKET ENVIRONMENT

Franklin Advisers, Inc. (11/1/21 - 12/5/21)

Global equity markets declined in US-dollar terms during the period of November 1, 2021, through December 5, 2021, as uncertainty around the COVID-19 pandemic increased and global supply-chain issues continued. Worries over continued inflation and when inflation would prompt key developed market central banks to raise interest rates also weighed on investors’ minds. As measured by MSCI indexes in US-dollar terms, developed stock markets overall performed better than the global index while emerging markets trailed it. In terms of investment style, global value stocks declined but not as much as global growth equities. The US stock market ascended to new highs in November before it joined a broader global selloff across asset classes driven by fears that a new COVID-19 variant may spread widely and resist vaccines.

STRATEGY REVIEW

Franklin Advisers, Inc. (11/1/21 - 12/5/21)

The fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes — equity, fixed income, inflation-hedging — and investment styles. The fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The fund follows a particular glidepath in which over time the fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund had an overall negative return for the period of November 1, 2021, through December 5, 2021. In absolute terms, all the Fund’s equity holdings posted negative returns ranging from -2.20% for the Schwab U.S. Large-Cap ETF to -7.99% for the Schwab U.S. Small-Cap ETF. Fixed income posted mixed returns, ranging from 1.46% for the iShares TIPS Bond ETF to -0.39% for the Xtrackers USD High Yield Corporate Bond ETF.

On a relative basis, the Fund outperformed its benchmark, the Dow Jones Target 2030 Index, during the same period. Style selection was the largest contributor to outperformance, with U.S. Large-cap equity adding the most value. Underlying fund selection also added value while asset allocation detracted.

Laura Green, CFA

Jacqueline Kenney, CFA

Thomas Picciochi

Co-Portfolio Managers

Franklin Advisers, Inc.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2030

(unaudited)

MARKET ENVIRONMENT

Since Wilshire Advisors LLC (“Wilshire”) became sub-adviser to the ClearTrack funds in December 2021, the market environment has been difficult. Inflation moved from being viewed as transitory to sticky and interest rates began to march upwards as views on inflation evolved. The rise in interest rates, coupled with continued COVID-19 lockdowns in China and the negative effects of Russia’s invasion of Ukraine on various commodities markets, weighed on equity returns, both within the U.S. and in foreign markets during the Fund’s fiscal year ended October 31, 2022. The U.S. dollar strengthened considerably as the U.S. Federal Reserve (“Fed”) aggressively hiked the Fed Funds Rate, which served as a headwind for assets priced in foreign currencies.

The Fund was negatively impacted by both the rise in interest rates as well as the downturn in foreign and domestic equity markets.

Coming into 2022, Wilshire had its lowest ever 10-year expected returns for core fixed income, but after the recent, large interest rate increases, the outlook for fixed income has improved considerably and in our view, returns are now expected to far outpace inflation over the coming decade. If interest rates peak, and a recession is avoided (or mild), then we believe equities will be relatively attractive. If the Fed continues to tighten aggressively, then we believe equity and fixed income markets could selloff further and the U.S. (and perhaps foreign economies) could enter a recession.

PERFORMANCE

For the year ended October 31, 2022, Transamerica ClearTrack® 2030 (Class R6) returned -17.96%. By comparison, its benchmark, the S&P Target Date 2030 Index, returned -15.49%.

STRATEGY REVIEW

The Fund is a multi-asset, target date fund-of-funds that seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. During the period from which Wilshire became sub-adviser to the Fund (December 6, 2021 through October 31, 2022), the Fund posted negative returns and underperformed its primary benchmark, the S&P Target Date 2030 Index.

The period was a difficult market environment for most types of investments, particularly equities. The Fund had a smaller allocation to equities than its benchmark, which benefited relative performance. Within fixed income, the benchmark had a notable allocation to ultra-short-term fixed income, which benefited the benchmark and caused it to have materially less sensitivity to rising interest rates compared to the Fund. The Fund had a modest out-of-benchmark allocation to emerging markets debt, which weighed on Fund returns versus the benchmark. Wilshire believes that exposure to emerging markets debt is both a diversifying exposure and a driver of long-term returns.

Within equities, the Fund was relatively underweight foreign equities and overweight global real estate, which contributed modestly to Fund returns.

Underlying fund selection among equity funds detracted from returns, driven in large part by the Fund’s allocation to Transamerica Large Growth. Transamerica International Focus, Transamerica International Stock and Transamerica Emerging Markets Opportunities were the other notable detractors from underlying fund selection.

Nathan Palmer, CFA

Anthony Wicklund, CFA

Co-Portfolio Managers

Wilshire Advisors LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	37.5%
U.S. Fixed Income Funds	34.7
International Equity Funds	23.1
International Fixed Income Fund	3.9
Other Investment Company	3.4
Repurchase Agreement	0.9
Net Other Assets (Liabilities)	(3.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2030

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	(18.51)%	2.91%	3.69%	03/02/2015
Class R3 (NAV)	(18.17)%	N/A	3.43%	03/01/2019
Class R6 (NAV)	(17.96)%	3.58%	4.37%	03/02/2015
S&P Target Date 2030 Index (A) (B)	(15.49)%	4.11%	4.91%
Dow Jones Target 2030 Index (C)	(17.68)%	2.20%	3.37%

(A) Effective December 6, 2021, S&P Target Date 2030 Index became the Fund’s primary benchmark. Prior to December 6, 2021, the Fund’s primary benchmark was the Dow Jones Target 2030 Index. The change to the primary benchmark was made to more accurately reflect the principal investment strategies of the Fund.

(B) The S&P Target Date 2030 Index seeks to represent a broadly derived consensus of asset class exposure and glide path for target date year 2030. The index allocates to equities and fixed income at varying levels, according to a pre-determined schedule related to the respective target date.

(C) The Dow Jones Target 2030 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The S&P Target Date Index Series is designed to represent a broadly derived consensus of asset class exposure for each target date year, as well as an overall guide path. Each index corresponds to a particular target retirement date, providing varying levels of exposure to equities, bonds and other asset classes. The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica ClearTrack® target date options invest in a combination of actively managed Transamerica funds and exchange-traded funds (ETFs) which may represent a variety of broad asset classes including fixed income, domestic equity, foreign equity, real estate, and inflation-hedging positions and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; The Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2030

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 47.4%
International Equity Funds - 15.5%
iShares Core MSCI EAFE ETF	89,163	$4,968,162
iShares Core MSCI Emerging Markets ETF	23,838	1,009,539
iShares Global REIT ETF	75,024	1,658,781

		7,636,482

U.S. Equity Fund - 17.6%
iShares Core S&P 500 ETF	22,326	8,657,800

U.S. Fixed Income Funds - 14.3%
iShares 0-5 Year TIPS Bond ETF (A)	26,044	2,531,737
iShares Core U.S. Aggregate Bond ETF	47,285	4,487,347

		7,019,084

Total Exchange-Traded Funds (Cost $28,390,490)		23,313,366

INVESTMENT COMPANIES - 51.8%
International Equity Funds - 7.6%
Transamerica Emerging Markets Opportunities (B)	115,411	766,329
Transamerica International Focus (B)	214,216	1,505,936
Transamerica International Stock (B)	169,383	1,485,492

		3,757,757

International Fixed Income Fund - 3.9%
Transamerica Emerging Markets Debt (B)	241,298	1,927,971

U.S. Equity Funds - 19.9%
Transamerica Large Cap Value (B)	241,002	3,104,109
Transamerica Large Growth (B)	334,180	3,014,302
Transamerica Mid Cap Growth (B)	148,965	1,042,757
Transamerica Mid Cap Value Opportunities (B)	93,584	1,044,397
Transamerica Small Cap Growth (B)	123,965	769,825
Transamerica Small Cap Value (B)	119,374	805,773

		9,781,163

	Shares	Value

INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 20.4%
Transamerica Bond (B)	919,819	$ 7,165,394
Transamerica High Yield Bond (B)	366,187	2,841,611

		10,007,005

Total Investment Companies (Cost $33,792,030)		25,473,896

OTHER INVESTMENT COMPANY - 3.4%
Securities Lending Collateral - 3.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (C)	1,684,868	1,684,868

Total Other Investment Company (Cost $1,684,868)		1,684,868

	Principal	Value
REPURCHASE AGREEMENT - 0.9%
Fixed Income Clearing Corp., 1.10% (C), dated 10/31/2022, to be repurchased at $465,799 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.47%, due 04/20/2023, and with a value of $475,140.	$465,784	465,784

Total Repurchase Agreement (Cost $465,784)		465,784

Total Investments (Cost $64,333,172)		50,937,914
Net Other Assets (Liabilities) - (3.5)%		(1,739,962)

Net Assets - 100.0%		$49,197,952

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$23,313,366	$—	$—	$23,313,366
Investment Companies	25,473,896	—	—	25,473,896
Other Investment Company	1,684,868	—	—	1,684,868
Repurchase Agreement	—	465,784	—	465,784

Total Investments	$50,472,130	$465,784	$—	$50,937,914

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2030

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $1,650,237, collateralized by cash collateral of $1,684,868. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Affiliated investment in the Class R6 shares of Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2022	Shares as of October 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$—	$10,378,842	$(1,521,082)	$(173,808)	$(1,518,558)	$7,165,394	919,819	$232,838	$49,207
Transamerica Emerging Markets Debt	—	2,703,857	(171,486)	(23,416)	(580,984)	1,927,971	241,298	96,055	—
Transamerica Emerging Markets Opportunities	—	1,291,997	(20,867)	(4,407)	(500,394)	766,329	115,411	79,811	28,803
Transamerica High Yield Bond	—	3,898,382	(495,387)	(59,401)	(501,983)	2,841,611	366,187	151,854	—
Transamerica International Focus	—	2,146,321	(45,699)	(5,859)	(588,827)	1,505,936	214,216	56,161	55,861
Transamerica International Stock	—	2,132,228	(175,699)	(26,032)	(445,005)	1,485,492	169,383	59,140	98,788
Transamerica Large Cap Value	—	3,953,565	(507,952)	(44,744)	(296,760)	3,104,109	241,002	104,209	—
Transamerica Large Growth	—	5,753,932	(301,473)	(317,141)	(2,121,016)	3,014,302	334,180	63,129	681,418
Transamerica Mid Cap Growth	—	1,809,211	(10,495)	(7,767)	(748,192)	1,042,757	148,965	134,536	253,043
Transamerica Mid Cap Value Opportunities	—	1,560,310	(195,445)	(44,806)	(275,662)	1,044,397	93,584	111,528	172,381
Transamerica Small Cap Growth	—	1,168,705	(47,834)	(26,981)	(324,065)	769,825	123,965	17,560	80,094
Transamerica Small Cap Value	—	1,387,191	(82,834)	(81,896)	(416,688)	805,773	119,374	285,038	131,103

Total	$—	$38,184,541	$(3,576,253)	$(816,258)	$(8,318,134)	$25,473,896	3,087,384	$1,391,859	$1,550,698

(C)	Rates disclosed reflect the yields at October 31, 2022.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2035

(unaudited)

MARKET ENVIRONMENT

Franklin Advisers, Inc. (11/1/21 - 12/5/21)

Global equity markets declined in US-dollar terms during the period of November 1, 2021, through December 5, 2021, as uncertainty around the COVID-19 pandemic increased and global supply-chain issues continued. Worries over continued inflation and when inflation would prompt key developed market central banks to raise interest rates also weighed on investors’ minds. As measured by MSCI indexes in US-dollar terms, developed stock markets overall performed better than the global index while emerging markets trailed it. In terms of investment style, global value stocks declined but not as much as global growth equities. The US stock market ascended to new highs in November before it joined a broader global selloff across asset classes driven by fears that a new COVID-19 variant may spread widely and resist vaccines.

STRATEGY REVIEW

Franklin Advisers, Inc. (11/1/21 - 12/5/21)

The fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes — equity, fixed income, inflation-hedging — and investment styles. The fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The fund follows a particular glidepath in which over time the fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund had an overall negative return for the period of November 1, 2021, through December 5, 2021. In absolute terms, all the Fund’s equity holdings posted negative returns ranging from -0.79% for the Schwab U.S. REIT ETF to -7.99% for the Schwab U.S. Small-Cap ETF. Fixed income posted mixed returns, ranging from 1.46% for the iShares TIPS Bond ETF to -0.39% for the Xtrackers USD High Yield Corporate Bond ETF.

On a relative basis, the Fund outperformed its benchmark, the Dow Jones Target 2035 Index, during the same period. Style and underlying fund selection were the largest contributors to outperformance, with U.S. large-cap equity adding the most value. Asset allocation was also positive with the underweight to U.S. small cap adding the most value.

Laura Green, CFA

Jacqueline Kenney, CFA

Thomas Picciochi

Co-Portfolio Managers

Franklin Advisers, Inc.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2035

(unaudited)

MARKET ENVIRONMENT

Since Wilshire Advisors LLC (“Wilshire”) became sub-adviser to the ClearTrack funds in December 2021, the market environment has been difficult. Inflation moved from being viewed as transitory to sticky and interest rates began to march upwards as views on inflation evolved. The rise in interest rates, coupled with continued COVID-19 lockdowns in China and the negative effects of Russia’s invasion of Ukraine on various commodities markets, weighed on equity returns, both within the U.S. and in foreign markets during the Fund’s fiscal year ended October 31, 2022. The U.S. dollar strengthened considerably as the U.S. Federal Reserve (“Fed”) aggressively hiked the Fed Funds Rate, which served as a headwind for assets priced in foreign currencies.

The Fund was negatively impacted by both the rise in interest rates as well as the downturn in foreign and domestic equity markets.

Coming into 2022, Wilshire had its lowest ever 10-year expected returns for core fixed income, but after the recent, large interest rate increases, the outlook for fixed income has improved considerably and in our view, returns are now expected to far outpace inflation over the coming decade. If interest rates peak, and a recession is avoided (or mild), then we believe equities will be relatively attractive. If the Fed continues to tighten aggressively, then we believe equity and fixed income markets could selloff further and the U.S. (and perhaps foreign economies) could enter a recession.

PERFORMANCE

For the year ended October 31, 2022, Transamerica ClearTrack® 2035 (Class R6) returned -18.91%. By comparison, its benchmark, the S&P Target Date 2035 Index, returned -16.50%.

STRATEGY REVIEW

The Fund is a multi-asset, target date fund-of-funds that seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. During the period from which Wilshire became sub-adviser to the Fund (December 6, 2021 through October 31, 2022), the Fund posted negative returns and underperformed its primary benchmark, the S&P Target Date 2035 Index.

The period was a difficult market environment for most types of investments, particularly equities. The Fund had a smaller allocation to equities than its benchmark, which benefited relative performance. Within fixed income, the benchmark had a notable allocation to ultra-short-term fixed income, which benefited the benchmark and caused it to have materially less sensitivity to rising interest rates compared to the Fund. The Fund had a modest out-of-benchmark allocation to emerging markets debt which weighed on Fund returns versus the benchmark. Wilshire believes that exposure to emerging markets debt is both a diversifying exposure and a driver of long-term returns.

Within equities, the Fund was relatively underweight foreign equities and overweight global real estate, which contributed modestly to Fund returns.

Underlying fund selection among equity funds detracted from returns, driven in large part by the Fund’s allocation to Transamerica Large Growth. Transamerica International Focus, Transamerica International Stock and Transamerica Emerging Markets Opportunities were the other notable detractors from underlying fund selection.

Nathan Palmer, CFA

Anthony Wicklund, CFA

Co-Portfolio Managers

Wilshire Advisors LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	44.4%
International Equity Funds	26.6
U.S. Fixed Income Funds	24.8
International Fixed Income Fund	3.3
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2035

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	(19.41)%	3.32%	4.24%	03/02/2015
Class R3 (NAV)	(19.15)%	N/A	4.00%	03/01/2019
Class R6 (NAV)	(18.91)%	4.01%	4.91%	03/02/2015
S&P Target Date 2035 Index (A) (B)	(16.50)%	4.57%	5.39%
Dow Jones Target 2035 Index (C)	(17.81)%	3.16%	4.24%

(A) Effective December 6, 2021, S&P Target Date 2035 Index became the Fund’s primary benchmark. Prior to December 6, 2021, the Fund’s primary benchmark was the Dow Jones Target 2035 Index. The change to the primary benchmark was made to more accurately reflect the principal investment strategies of the Fund.

(B) The S&P Target Date 2035 Index seeks to represent a broadly derived consensus of asset class exposure and glide path for target date year 2035. The index allocates to equities and fixed income at varying levels, according to a pre-determined schedule related to the respective target date.

(C) The Dow Jones Target 2035 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The S&P Target Date Index Series is designed to represent a broadly derived consensus of asset class exposure for each target date year, as well as an overall guide path. Each index corresponds to a particular target retirement date, providing varying levels of exposure to equities, bonds and other asset classes. The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica ClearTrack® target date options invest in a combination of actively managed Transamerica funds and exchange-traded funds (ETFs) which may represent a variety of broad asset classes including fixed income, domestic equity, foreign equity, real estate, and inflation-hedging positions and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; The Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2035

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 48.8%
International Equity Funds - 17.2%
iShares Core MSCI EAFE ETF	102,218	$5,695,587
iShares Core MSCI Emerging Markets ETF	30,944	1,310,478
iShares Global REIT ETF	83,424	1,844,505

		8,850,570

U.S. Equity Fund - 21.4%
iShares Core S&P 500 ETF	28,273	10,963,987

U.S. Fixed Income Funds - 10.2%
iShares 0-5 Year TIPS Bond ETF	23,739	2,307,668
iShares Core U.S. Aggregate Bond ETF	30,970	2,939,053

		5,246,721

Total Exchange-Traded Funds (Cost $30,987,711)		25,061,278

INVESTMENT COMPANIES - 50.3%
International Equity Funds - 9.4%
Transamerica Emerging Markets Opportunities (A)	117,666	781,303
Transamerica International Focus (A)	281,918	1,981,881
Transamerica International Stock (A)	234,870	2,059,805

		4,822,989

International Fixed Income Fund - 3.3%
Transamerica Emerging Markets Debt (A)	212,242	1,695,816

U.S. Equity Funds - 23.0%
Transamerica Large Cap Value (A)	311,123	4,007,270
Transamerica Large Growth (A)	357,685	3,226,319
Transamerica Mid Cap Growth (A)	168,999	1,182,990
Transamerica Mid Cap Value Opportunities (A)	132,193	1,475,276

	Shares	Value

INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Small Cap Growth (A)	136,655	$ 848,625
Transamerica Small Cap Value (A)	157,446	1,062,759

		11,803,239

U.S. Fixed Income Funds - 14.6%
Transamerica Bond (A)	675,354	5,261,006
Transamerica High Yield Bond (A)	287,420	2,230,383

		7,491,389

Total Investment Companies (Cost $35,665,961)		25,813,433

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 1.10% (B), dated 10/31/2022, to be repurchased at $499,434 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.47%, due 04/20/2023, and with a value of $509,421.	$499,418	499,418

Total Repurchase Agreement (Cost $499,418)		499,418

Total Investments (Cost $67,153,090)		51,374,129
Net Other Assets (Liabilities) - (0.1)%		(58,475)

Net Assets - 100.0%		$51,315,654

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$25,061,278	$—	$—	$25,061,278
Investment Companies	25,813,433	—	—	25,813,433
Repurchase Agreement	—	499,418	—	499,418

Total Investments	$50,874,711	$499,418	$—	$51,374,129

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2035

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class R6 shares of Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2022	Shares as of October 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$—	$7,198,686	$(726,179)	$(72,746)	$(1,138,755)	$5,261,006	675,354	$167,375	$35,224
Transamerica Emerging Markets Debt	—	2,264,191	(51,314)	(1,818)	(515,243)	1,695,816	212,242	82,917	—
Transamerica Emerging Markets Opportunities	—	1,329,227	(18,463)	(2,042)	(527,419)	781,303	117,666	83,156	30,010
Transamerica High Yield Bond	—	2,960,690	(297,410)	(34,768)	(398,129)	2,230,383	287,420	118,410	—
Transamerica International Focus	—	2,878,267	(54,039)	(1,509)	(840,838)	1,981,881	281,918	78,346	77,928
Transamerica International Stock	—	2,882,773	(154,038)	(14,141)	(654,789)	2,059,805	234,870	82,676	138,104
Transamerica Large Cap Value	—	4,830,745	(413,263)	(24,393)	(385,819)	4,007,270	311,123	128,422	—
Transamerica Large Growth	—	6,308,541	(74,724)	(31,593)	(2,975,905)	3,226,319	357,685	77,032	831,493
Transamerica Mid Cap Growth	—	2,217,533	(35,508)	(16,232)	(982,803)	1,182,990	168,999	177,257	333,392
Transamerica Mid Cap Value Opportunities	—	2,050,797	(140,241)	(36,978)	(398,302)	1,475,276	132,193	146,635	226,644
Transamerica Small Cap Growth	—	1,304,548	(22,169)	(2,397)	(431,357)	848,625	136,655	21,540	98,246
Transamerica Small Cap Value	—	1,678,613	(7,169)	(5,516)	(603,169)	1,062,759	157,446	348,540	160,311

Total	$—	$37,904,611	$(1,994,517)	$(244,133)	$(9,852,528)	$25,813,433	3,073,571	$1,512,306	$1,931,352

(B)	Rate disclosed reflects the yield at October 31, 2022.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2040

(unaudited)

MARKET ENVIRONMENT

Franklin Advisers, Inc. (11/1/21 - 12/5/21)

Global equity markets declined in US-dollar terms during the period of November 1, 2021, through December 5, 2021, as uncertainty around the COVID-19 pandemic increased and global supply-chain issues continued. Worries over continued inflation and when inflation would prompt key developed market central banks to raise interest rates also weighed on investors’ minds. As measured by MSCI indexes in US-dollar terms, developed stock markets overall performed better than the global index while emerging markets trailed it. In terms of investment style, global value stocks declined but not as much as global growth equities. The US stock market ascended to new highs in November before it joined a broader global selloff across asset classes driven by fears that a new COVID-19 variant may spread widely and resist vaccines.

STRATEGY REVIEW

Franklin Advisers, Inc. (11/1/21 - 12/5/21)

The fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes — equity, fixed income, inflation-hedging — and investment styles. The fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The fund follows a particular glidepath in which over time the fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund had an overall negative return for the period of November 1, 2021, through December 5, 2021. In absolute terms, all the Fund’s equity holdings posted negative returns ranging from -0.79% for the Schwab U.S. REIT ETF to -7.99% for the Schwab U.S. Small-Cap ETF. Fixed income posted mixed returns, ranging from 1.38% for the Vanguard Total International Bond ETF to -0.39% for the Xtrackers USD High Yield Corporate Bond ETF.

On a relative basis, the Fund outperformed its benchmark, the Dow Jones Target 2040 Index, during the same period. Asset allocation was the largest contributor to outperformance, with the underweight to U.S. small-cap equity adding the most value. Both style and underlying fund selection also added to value.

Laura Green, CFA

Jacqueline Kenney, CFA

Thomas Picciochi

Portfolio Managers

Franklin Advisers, Inc.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2040

(unaudited)

MARKET ENVIRONMENT

Since Wilshire Advisors LLC (“Wilshire”) became sub-adviser to the ClearTrack funds in December 2021, the market environment has been difficult. Inflation moved from being viewed as transitory to sticky and interest rates began to march upwards as views on inflation evolved. The rise in interest rates, coupled with continued COVID-19 lockdowns in China and the negative effects of Russia’s invasion of Ukraine on various commodities markets, weighed on equity returns, both within the U.S. and in foreign markets during the Fund’s fiscal year ended October 31, 2022. The U.S. dollar strengthened considerably as the U.S. Federal Reserve (“Fed”) aggressively hiked the Fed Funds Rate, which served as a headwind for assets priced in foreign currencies.

The Fund was negatively impacted by both the rise in interest rates as well as the downturn in foreign and domestic equity markets.

Coming into 2022, Wilshire had its lowest ever 10-year expected returns for core fixed income, but after the recent, large interest rate increases, the outlook for fixed income has improved considerably and in our view, returns are now expected to far outpace inflation over the coming decade. If interest rates peak, and a recession is avoided (or mild), then we believe equities will be relatively attractive. If the Fed continues to tighten aggressively, then we believe equity and fixed income markets could selloff further and the U.S. (and perhaps foreign economies) could enter a recession.

PERFORMANCE

For the year ended October 31, 2022, Transamerica ClearTrack® 2040 (Class R6) returned -19.54%. By comparison, its benchmark, the S&P Target Date 2040 Index, returned -17.10%.

STRATEGY REVIEW

The Fund is a multi-asset, target date fund-of-funds that seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. During the period from which Wilshire became sub-adviser to the Fund (December 6, 2021 through October 31, 2022), the Fund posted negative returns and underperformed its primary benchmark, the S&P Target Date 2040 Index.

The period was a difficult market environment for most types of investments, particularly equities. The Fund had a modest out-of-benchmark allocation to emerging markets debt, which weighed on Fund returns versus the benchmark. Wilshire believes that exposure to emerging markets debt is both a diversifying exposure and a driver of long-term returns. The Fund’s use of short-term treasury inflation-protected securities was beneficial as interest rates rose rapidly during the period.

Within equities, the Fund was relatively underweight foreign equities and overweight global real estate, which contributed modestly to Fund returns.

Underlying fund selection within equities detracted from returns, driven in large part by the Fund’s allocation to Transamerica Large Growth. Transamerica International Focus, Transamerica International Stock and Transamerica Emerging Markets Opportunities were the other notable detractors from underlying fund selection.

Nathan Palmer, CFA

Anthony Wicklund, CFA

Co-Portfolio Managers

Wilshire Advisors LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	51.3%
International Equity Funds	31.2
U.S. Fixed Income Funds	14.9
Other Investment Company	3.2
International Fixed Income Fund	2.0
Repurchase Agreement	0.8
Net Other Assets (Liabilities)	(3.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2040

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	(19.99)%	3.66%	4.60%	03/02/2015
Class R3 (NAV)	(19.76)%	N/A	4.29%	03/01/2019
Class R6 (NAV)	(19.54)%	4.30%	5.31%	03/02/2015
S&P Target Date 2040 Index (A) (B)	(17.10)%	4.92%	5.74%
Dow Jones Target 2040 Index (C)	(18.02)%	4.00%	4.99%

(A) Effective December 6, 2021, S&P Target Date 2040 Index became the Fund’s primary benchmark. Prior to December 6, 2021, the Fund’s primary benchmark was the Dow Jones Target 2040 Index. The change to the primary benchmark was made to more accurately reflect the principal investment strategies of the Fund.

(B) The S&P Target Date 2040 Index seeks to represent a broadly derived consensus of asset class exposure and glide path for target date year 2040. The index allocates to equities and fixed income at varying levels, according to a pre-determined schedule related to the respective target date.

(C) The Dow Jones Target 2040 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The S&P Target Date Index Series is designed to represent a broadly derived consensus of asset class exposure for each target date year, as well as an overall guide path. Each index corresponds to a particular target retirement date, providing varying levels of exposure to equities, bonds and other asset classes. The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica ClearTrack® target date options invest in a combination of actively managed Transamerica funds and exchange-traded funds (ETFs) which may represent a variety of broad asset classes including fixed income, domestic equity, foreign equity, real estate, and inflation-hedging positions and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; The Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2040

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 52.1%
International Equity Funds - 20.4%
iShares Core MSCI EAFE ETF	111,386	$6,206,428
iShares Core MSCI Emerging Markets ETF	35,037	1,483,817
iShares Global REIT ETF	79,749	1,763,250

		9,453,495

U.S. Equity Fund - 25.0%
iShares Core S&P 500 ETF	29,772	11,545,284

U.S. Fixed Income Funds - 6.7%
iShares 0-5 Year TIPS Bond ETF (A)	15,612	1,517,643
iShares Core U.S. Aggregate Bond ETF	16,741	1,588,721

		3,106,364

Total Exchange-Traded Funds (Cost $30,073,752)		24,105,143

INVESTMENT COMPANIES - 47.3%
International Equity Funds - 10.8%
Transamerica Emerging Markets Opportunities (B)	135,727	901,227
Transamerica International Focus (B)	288,881	2,030,834
Transamerica International Stock (B)	237,758	2,085,135

		5,017,196

International Fixed Income Fund - 2.0%
Transamerica Emerging Markets Debt (B)	116,398	930,021

U.S. Equity Funds - 26.3%
Transamerica Large Cap Value (B)	312,665	4,027,123
Transamerica Large Growth (B)	356,041	3,211,493
Transamerica Mid Cap Growth (B)	165,869	1,161,080
Transamerica Mid Cap Value Opportunities (B)	140,288	1,565,616
Transamerica Small Cap Growth (B)	157,215	976,305
Transamerica Small Cap Value (B)	181,167	1,222,877

		12,164,494

	Shares	Value

INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 8.2%
Transamerica Bond (B)	337,050	$ 2,625,617
Transamerica High Yield Bond (B)	152,712	1,185,042

		3,810,659

Total Investment Companies (Cost $31,042,129)		21,922,370

OTHER INVESTMENT COMPANY - 3.2%
Securities Lending Collateral - 3.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (C)	1,501,057	1,501,057

Total Other Investment Company (Cost $1,501,057)		1,501,057

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 1.10% (C), dated 10/31/2022, to be repurchased at $372,045 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.30%, due 04/27/2023, and with a value of $379,554.	$372,034	372,034

Total Repurchase Agreement (Cost $372,034)		372,034

Total Investments (Cost $62,988,972)		47,900,604
Net Other Assets (Liabilities) - (3.4)%		(1,571,434)

Net Assets - 100.0%		$46,329,170

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$24,105,143	$—	$—	$24,105,143
Investment Companies	21,922,370	—	—	21,922,370
Other Investment Company	1,501,057	—	—	1,501,057
Repurchase Agreement	—	372,034	—	372,034

Total Investments	$47,528,570	$372,034	$—	$47,900,604

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2040

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $1,470,204, collateralized by cash collateral of $1,501,057. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Affiliated investment in the Class R6 shares of Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2022	Shares as of October 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$—	$3,670,561	$(441,057)	$(40,977)	$(562,910)	$2,625,617	337,050	$83,481	$17,608
Transamerica Emerging Markets Debt	—	1,236,350	(21,289)	(968)	(284,072)	930,021	116,398	45,522	—
Transamerica Emerging Markets Opportunities	—	1,523,414	(13,528)	(1,331)	(607,328)	901,227	135,727	95,518	34,472
Transamerica High Yield Bond	—	1,559,635	(149,111)	(15,889)	(209,593)	1,185,042	152,712	62,350	—
Transamerica International Focus	—	2,888,214	(20,146)	(565)	(836,669)	2,030,834	288,881	78,701	78,281
Transamerica International Stock	—	2,872,891	(116,146)	(12,385)	(659,225)	2,085,135	237,758	83,006	138,654
Transamerica Large Cap Value	—	4,893,211	(434,125)	(44,943)	(387,020)	4,027,123	312,665	129,770	—
Transamerica Large Growth	—	6,216,400	(28,316)	(13,654)	(2,962,937)	3,211,493	356,041	78,634	848,787
Transamerica Mid Cap Growth	—	2,149,461	(3,577)	(2,219)	(982,585)	1,161,080	165,869	174,063	327,385
Transamerica Mid Cap Value Opportunities	—	2,003,566	(4,522)	(1,093)	(432,335)	1,565,616	140,288	143,600	221,953
Transamerica Small Cap Growth	—	1,478,880	(3,700)	(798)	(498,077)	976,305	157,215	24,693	112,631
Transamerica Small Cap Value	—	1,926,488	(3,700)	(2,903)	(697,008)	1,222,877	181,167	400,651	184,279

Total	$—	$32,419,071	$(1,239,217)	$(137,725)	$(9,119,759)	$21,922,370	2,581,771	$1,399,989	$1,964,050

(C)	Rates disclosed reflect the yields at October 31, 2022.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2045

(unaudited)

MARKET ENVIRONMENT

Franklin Advisers, Inc. (11/1/21 - 12/5/21)

Global equity markets declined in US-dollar terms during the period of November 1, 2021, through December 5, 2021, as uncertainty around the COVID-19 pandemic increased and global supply-chain issues continued. Worries over continued inflation and when inflation would prompt key developed market central banks to raise interest rates also weighed on investors’ minds. As measured by MSCI indexes in US-dollar terms, developed stock markets overall performed better than the global index while emerging markets trailed it. In terms of investment style, global value stocks declined but not as much as global growth equities. The US stock market ascended to new highs in November before it joined a broader global selloff across asset classes driven by fears that a new COVID-19 variant may spread widely and resist vaccines.

STRATEGY REVIEW

Franklin Advisers, Inc. (11/1/21 - 12/5/21)

The fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes — equity, fixed income, inflation-hedging — and investment styles. The fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The fund follows a particular glidepath in which over time the fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund had an overall negative return for the period of November 1, 2021, through December 5, 2021. In absolute terms, all the Fund’s equity holdings posted negative returns ranging from -0.79% for the Schwab U.S. REIT ETF to -7.99% for the Schwab U.S. Small-Cap ETF. Fixed income returns were positive with the iShares Core U.S. Aggregate Bond ETF returning 0.74%.

On a relative basis, the Fund outperformed its benchmark, the Dow Jones Target 2045 Index, during the same period. Asset allocation was the largest contributor to outperformance, with the underweight to U.S. small cap equity adding the most value. Both style and underlying fund selection also added to value.

Laura Green, CFA

Jacqueline Kenney, CFA

Thomas Picciochi

Co-Portfolio Managers

Franklin Advisers, Inc.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2045

(unaudited)

MARKET ENVIRONMENT

Since Wilshire Advisors LLC (“Wilshire”) became sub-adviser to the ClearTrack funds in December 2021, the market environment has been difficult. Inflation moved from being viewed as transitory to sticky and interest rates began to march upwards as views on inflation evolved. The rise in interest rates, coupled with continued COVID-19 lockdowns in China and the negative effects of Russia’s invasion of Ukraine on various commodities markets, weighed on equity returns, both within the U.S. and in foreign markets during the Fund’s fiscal year ended October 31, 2022. The U.S. dollar strengthened considerably as the U.S. Federal Reserve (“Fed”) aggressively hiked the Fed Funds Rate, which served as a headwind for assets priced in foreign currencies.

The Fund was negatively impacted by both the rise in interest rates as well as the downturn in foreign and domestic equity markets.

Coming into 2022, Wilshire had its lowest ever 10-year expected returns for core fixed income, but after the recent, large interest rate increases, the outlook for fixed income has improved considerably and, in our view, returns are now expected to far outpace inflation over the coming decade. If interest rates peak, and a recession is avoided (or mild), then we believe equities will be relatively attractive. If the Fed continues to tighten aggressively, then we believe equity and fixed income markets could selloff further and the U.S. (and perhaps foreign economies) could enter a recession.

PERFORMANCE

For the year ended October 31, 2022, Transamerica ClearTrack® 2045 (Class R6) returned -20.10%. By comparison, its benchmark, the S&P Target Date 2045 Index, returned -17.36%.

STRATEGY REVIEW

The Fund is a multi-asset, target date fund-of-funds that seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. During the period from which Wilshire became sub-adviser to the Fund (December 6, 2021 through October 31, 2022), the Fund posted negative returns and underperformed its primary benchmark, the S&P Target Date 2045 Index.

The period was a difficult market environment for most types of investments, particularly equities. The Fund had a modest out-of-benchmark allocation to emerging markets debt, which weighed on Fund returns versus the benchmark. Wilshire believes that exposure to emerging markets debt is both a diversifying exposure and a driver of long-term returns. The Fund’s use of short-term treasury inflation-protected securities was beneficial as interest rates rose rapidly during the period.

Within equities, the Fund was relatively underweight foreign equities and overweight global real estate, which contributed modestly to Fund returns.

Underlying fund selection among equity funds detracted from returns, driven in large part by the Fund’s allocation to Transamerica Large Growth. Transamerica International Focus, Transamerica International Stock and Transamerica Emerging Markets Opportunities were the other notable detractors from underlying fund selection.

Nathan Palmer, CFA

Anthony Wicklund, CFA

Co-Portfolio Managers

Wilshire Advisors LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	55.0%
International Equity Funds	34.6
U.S. Fixed Income Funds	8.7
International Fixed Income Fund	1.0
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2045

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	(20.63)%	4.16%	5.13%	03/02/2015
Class R3 (NAV)	(20.41)%	N/A	4.81%	03/01/2019
Class R6 (NAV)	(20.10)%	4.83%	5.81%	03/02/2015
S&P Target Date 2045 Index (A) (B)	(17.36)%	5.13%	5.95%
Dow Jones Target 2045 Index (C)	(18.16)%	4.67%	5.57%

(A) Effective December 6, 2021, S&P Target Date 2045 Index became the Fund’s primary benchmark. Prior to December 6, 2021, the Fund’s primary benchmark was the Dow Jones Target 2045 Index. The change to the primary benchmark was made to more accurately reflect the principal investment strategies of the Fund.

(B) The S&P Target Date 2045 Index seeks to represent a broadly derived consensus of asset class exposure and glide path for target date year 2045. The index allocates to equities and fixed income at varying levels, according to a pre-determined schedule related to the respective target date.

(C) The Dow Jones Target 2045 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The S&P Target Date Index Series is designed to represent a broadly derived consensus of asset class exposure for each target date year, as well as an overall guide path. Each index corresponds to a particular target retirement date, providing varying levels of exposure to equities, bonds and other asset classes. The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica ClearTrack® target date options invest in a combination of actively managed Transamerica funds and exchange-traded funds (ETFs) which may represent a variety of broad asset classes including fixed income, domestic equity, foreign equity, real estate, and inflation-hedging positions and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; The Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2045

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 52.4%
International Equity Funds - 22.0%
iShares Core MSCI EAFE ETF	77,691	$4,328,943
iShares Core MSCI Emerging Markets ETF	26,217	1,110,290
iShares Global REIT ETF	53,866	1,190,977

		6,630,210

U.S. Equity Fund - 26.1%
iShares Core S&P 500 ETF	20,265	7,858,564

U.S. Fixed Income Funds - 4.3%
iShares 0-5 Year TIPS Bond ETF	6,666	648,002
iShares Core U.S. Aggregate Bond ETF	6,800	645,320

		1,293,322

Total Exchange-Traded Funds (Cost $19,879,002)		15,782,096

INVESTMENT COMPANIES - 46.9%
International Equity Funds - 12.6%
Transamerica Emerging Markets Opportunities (A)	122,631	814,271
Transamerica International Focus (A)	210,207	1,477,758
Transamerica International Stock (A)	169,511	1,486,610

		3,778,639

International Fixed Income Fund - 1.0%
Transamerica Emerging Markets Debt (A)	37,750	301,621

U.S. Equity Funds - 28.9%
Transamerica Large Cap Value (A)	213,520	2,750,139
Transamerica Large Growth (A)	279,612	2,522,102
Transamerica Mid Cap Growth (A)	120,067	840,472
Transamerica Mid Cap Value Opportunities (A)	91,332	1,019,264

	Shares	Value

INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Small Cap Growth (A)	116,529	$ 723,647
Transamerica Small Cap Value (A)	125,746	848,788

		8,704,412

U.S. Fixed Income Funds - 4.4%
Transamerica Bond (A)	131,336	1,023,106
Transamerica High Yield Bond (A)	39,787	308,747

		1,331,853

Total Investment Companies (Cost $20,252,546)		14,116,525

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 1.10% (B), dated 10/31/2022, to be repurchased at $296,934 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.30%, due 04/27/2023, and with a value of $302,939.	$296,925	296,925

Total Repurchase Agreement (Cost $296,925)		296,925

Total Investments (Cost $40,428,473)		30,195,546
Net Other Assets (Liabilities) - (0.3)%		(77,984)

Net Assets - 100.0%		$30,117,562

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$15,782,096	$—	$—	$15,782,096
Investment Companies	14,116,525	—	—	14,116,525
Repurchase Agreement	—	296,925	—	296,925

Total Investments	$29,898,621	$296,925	$—	$30,195,546

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2045

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class R6 shares of Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2022	Shares as of October 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$—	$1,463,599	$(194,231)	$(23,147)	$(223,115)	$1,023,106	131,336	$33,864	$7,233
Transamerica Emerging Markets Debt	—	423,041	(25,529)	(3,883)	(92,008)	301,621	37,750	15,327	—
Transamerica Emerging Markets Opportunities	—	1,399,100	(38,554)	(5,594)	(540,681)	814,271	122,631	85,638	30,906
Transamerica High Yield Bond	—	419,498	(49,529)	(6,454)	(54,768)	308,747	39,787	16,784	—
Transamerica International Focus	—	2,181,695	(83,258)	(6,349)	(614,330)	1,477,758	210,207	59,220	58,903
Transamerica International Stock	—	2,160,523	(183,258)	(19,442)	(471,213)	1,486,610	169,511	62,518	104,432
Transamerica Large Cap Value	—	3,510,700	(458,018)	(38,617)	(263,926)	2,750,139	213,520	92,626	—
Transamerica Large Growth	—	4,774,560	(121,735)	(61,547)	(2,069,176)	2,522,102	279,612	56,367	608,433
Transamerica Mid Cap Growth	—	1,576,134	(16,472)	(10,302)	(708,888)	840,472	120,067	127,737	240,253
Transamerica Mid Cap Value Opportunities	—	1,471,796	(141,587)	(38,758)	(272,187)	1,019,264	91,332	105,534	163,118
Transamerica Small Cap Growth	—	1,109,935	(13,822)	(3,328)	(369,138)	723,647	116,529	18,548	84,601
Transamerica Small Cap Value	—	1,446,226	(72,323)	(68,524)	(456,591)	848,788	125,746	300,997	138,443

Total	$—	$21,936,807	$(1,398,316)	$(285,945)	$(6,136,021)	$14,116,525	1,658,028	$975,160	$1,436,322

(B)	Rate disclosed reflects the yield at October 31, 2022.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2050

(unaudited)

MARKET ENVIRONMENT

Franklin Advisers, Inc. (11/1/21 - 12/5/21)

Global equity markets declined in US-dollar terms during the period of November 1, 2021, through December 5, 2021, as uncertainty around the COVID-19 pandemic increased and global supply-chain issues continued. Worries over continued inflation and when inflation would prompt key developed market central banks to raise interest rates also weighed on investors’ minds. As measured by MSCI indexes in US-dollar terms, developed stock markets overall performed better than the global index while emerging markets trailed it. In terms of investment style, global value stocks declined but not as much as global growth equities. The US stock market ascended to new highs in November before it joined a broader global selloff across asset classes driven by fears that a new COVID-19 variant may spread widely and resist vaccines.

STRATEGY REVIEW

Franklin Advisers, Inc. (11/1/21 - 12/5/21)

The fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes — equity, fixed income, inflation-hedging — and investment styles. The fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The fund follows a particular glidepath in which over time the fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund had an overall negative return for the period of November 1, 2021, through December 5, 2021. In absolute terms, all the Fund’s equity holdings posted negative returns ranging from -0.79% for the Schwab U.S. REIT ETF to -7.99% for the Schwab U.S. Small-Cap ETF. Fixed income returns were positive with the iShares Core U.S. Aggregate Bond ETF returning 0.74%.

On a relative basis, the Fund outperformed its benchmark, the Dow Jones Target 2050 Index, during the same period. Asset allocation was the largest contributor to outperformance, with the underweight to U.S. small-cap and overweight to U.S. large-cap equities adding the most value. Both style and underlying fund selection also added to value.

Laura Green, CFA

Jacqueline Kenney, CFA

Thomas Picciochi

Co-Portfolio Managers

Franklin Advisers, Inc.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2050

(unaudited)

MARKET ENVIRONMENT

Since Wilshire Advisors LLC (“Wilshire”) became sub-adviser to the ClearTrack funds in December 2021, the market environment has been difficult. Inflation moved from being viewed as transitory to sticky and interest rates began to march upwards as views on inflation evolved. The rise in interest rates, coupled with continued COVID-19 lockdowns in China and the negative effects of Russia’s invasion of Ukraine on various commodities markets, weighed on equity returns, both within the U.S. and in foreign markets during the Fund’s fiscal year ended October 31, 2022. The U.S. dollar strengthened considerably as the U.S. Federal Reserve (“Fed”) aggressively hiked the Fed Funds Rate, which served as a headwind for assets priced in foreign currencies.

The Fund was negatively impacted by both the rise in interest rates as well as the downturn in foreign and domestic equity markets.

Coming into 2022, Wilshire had its lowest ever 10-year expected returns for core fixed income, but after the recent, large interest rate increases, the outlook for fixed income has improved considerably and in our view, returns are now expected to far outpace inflation over the coming decade. If interest rates peak, and a recession is avoided (or mild), then we believe equities will be relatively attractive. If the Fed continues to tighten aggressively, then we believe equity and fixed income markets could selloff further and the U.S. (and perhaps foreign economies) could enter a recession.

PERFORMANCE

For the year ended October 31, 2022, Transamerica ClearTrack® 2050 (Class R6) returned -20.34%. By comparison, its benchmark, the S&P Target Date 2050 Index, returned -17.50%.

STRATEGY REVIEW

The Fund is a multi-asset, target date fund-of-funds that seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. During the period from which Wilshire became sub-adviser to the Fund (December 6, 2021 through October 31, 2022), the Fund posted negative returns and underperformed its primary benchmark, the S&P Target Date 2050 Index.

The period was a difficult market environment for most types of investments, particularly equities. The Fund had a modest out-of-benchmark allocation to emerging markets debt, which weighed on Fund returns versus the benchmark. Wilshire believes that exposure to emerging markets debt is both a diversifying exposure and a driver of long-term returns. The Fund’s use of short-term treasury inflation-protected securities was beneficial as interest rates rose rapidly during the period.

Within equities, the Fund was relatively underweight foreign equities and overweight global real estate, which contributed modestly to Fund returns.

Underlying fund selection among equity funds detracted from returns, driven in large part by the Fund’s allocation to Transamerica Large Growth. Transamerica International Focus, Transamerica International Stock and Transamerica Emerging Markets Opportunities were the other notable detractors from underlying fund selection.

Nathan Palmer, CFA

Anthony Wicklund, CFA

Co-Portfolio Managers

Wilshire Advisors LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	56.5%
International Equity Funds	35.3
U.S. Fixed Income Funds	6.5
International Fixed Income Fund	1.0
Repurchase Agreement	0.9
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2050

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	(20.88)%	4.42%	5.33%	03/02/2015
Class R3 (NAV)	(20.67)%	N/A	5.21%	03/01/2019
Class R6 (NAV)	(20.34)%	5.13%	6.03%	03/02/2015
S&P Target Date 2050 Index (A) (B)	(17.50)%	4.71%	5.67%
Dow Jones Target 2050 Index (C)	(18.23)%	5.10%	5.92%

(A) Effective December 6, 2021, S&P Target Date 2050 Index became the Fund’s primary benchmark. Prior to December 6, 2021, the Fund’s primary benchmark was the Dow Jones Target 2050 Index. The change to the primary benchmark was made to more accurately reflect the principal investment strategies of the Fund.

(B) The S&P Target Date 2050 Index seeks to represent a broadly derived consensus of asset class exposure and glide path for target date year 2050. The index allocates to equities and fixed income at varying levels, according to a pre-determined schedule related to the respective target date.

(C) The Dow Jones Target 2050 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The S&P Target Date Index Series is designed to represent a broadly derived consensus of asset class exposure for each target date year, as well as an overall guide path. Each index corresponds to a particular target retirement date, providing varying levels of exposure to equities, bonds and other asset classes. The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica ClearTrack® target date options invest in a combination of actively managed Transamerica funds and exchange-traded funds (ETFs) which may represent a variety of broad asset classes including fixed income, domestic equity, foreign equity, real estate, and inflation-hedging positions and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; The Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2050

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 52.1%
International Equity Funds - 22.5%
iShares Core MSCI EAFE ETF	71,129	$3,963,308
iShares Core MSCI Emerging Markets ETF	22,939	971,467
iShares Global REIT ETF	43,874	970,054

		5,904,829

U.S. Equity Fund - 26.6%
iShares Core S&P 500 ETF	18,042	6,996,507

U.S. Fixed Income Funds - 3.0%
iShares 0-5 Year TIPS Bond ETF	5,424	527,267
iShares Core U.S. Aggregate Bond ETF	2,726	258,697

		785,964

Total Exchange-Traded Funds (Cost $17,255,270)		13,687,300

INVESTMENT COMPANIES - 47.2%
International Equity Funds - 12.8%
Transamerica Emerging Markets Opportunities (A)	103,885	689,797
Transamerica International Focus (A)	187,547	1,318,453
Transamerica International Stock (A)	153,697	1,347,919

		3,356,169

International Fixed Income Fund - 1.0%
Transamerica Emerging Markets Debt (A)	32,010	255,757

U.S. Equity Funds - 29.9%
Transamerica Large Cap Value (A)	193,041	2,486,368
Transamerica Large Growth (A)	253,507	2,286,629
Transamerica Mid Cap Growth (A)	112,315	786,202
Transamerica Mid Cap Value Opportunities (A)	83,616	933,158

	Shares	Value

INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Small Cap Growth (A)	100,358	$ 623,225
Transamerica Small Cap Value (A)	111,574	753,123

		7,868,705

U.S. Fixed Income Funds - 3.5%
Transamerica Bond (A)	82,461	642,374
Transamerica High Yield Bond (A)	34,662	268,978

		911,352

Total Investment Companies (Cost $17,857,047)		12,391,983

	Principal	Value
REPURCHASE AGREEMENT - 0.9%
Fixed Income Clearing Corp., 1.10% (B), dated 10/31/2022, to be repurchased at $246,034 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.47%, due 04/20/2023, and with a value of $251,038.	$246,026	246,026

Total Repurchase Agreement (Cost $246,026)		246,026

Total Investments (Cost $35,358,343)		26,325,309
Net Other Assets (Liabilities) - (0.2)%		(41,104)

Net Assets - 100.0%		$26,284,205

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$13,687,300	$—	$—	$13,687,300
Investment Companies	12,391,983	—	—	12,391,983
Repurchase Agreement	—	246,026	—	246,026

Total Investments	$26,079,283	$246,026	$—	$26,325,309

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2050

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class R6 shares of Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2022	Shares as of October 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$—	$1,009,134	$(217,825)	$(18,311)	$(130,624)	$642,374	82,461	$20,612	$4,459
Transamerica Emerging Markets Debt	—	386,260	(48,645)	(6,312)	(75,546)	255,757	32,010	13,016	—
Transamerica Emerging Markets Opportunities	—	1,200,466	(40,102)	(6,861)	(463,706)	689,797	103,885	74,230	26,789
Transamerica High Yield Bond	—	398,491	(78,052)	(6,148)	(45,313)	268,978	34,662	14,247	—
Transamerica International Focus	—	1,967,015	(82,283)	(9,255)	(557,024)	1,318,453	187,547	53,725	53,438
Transamerica International Stock	—	1,977,055	(180,814)	(21,008)	(427,314)	1,347,919	153,697	56,729	94,761
Transamerica Large Cap Value	—	3,147,748	(390,787)	(31,814)	(238,779)	2,486,368	193,041	82,287	—
Transamerica Large Growth	—	4,398,991	(136,383)	(86,838)	(1,889,141)	2,286,629	253,507	49,980	539,488
Transamerica Mid Cap Growth	—	1,478,454	(18,083)	(12,697)	(661,472)	786,202	112,315	119,463	224,691
Transamerica Mid Cap Value Opportunities	—	1,380,527	(160,263)	(40,074)	(247,032)	933,158	83,616	98,692	152,543
Transamerica Small Cap Growth	—	959,512	(14,693)	(4,364)	(317,230)	623,225	100,358	15,986	72,917
Transamerica Small Cap Value	—	1,249,358	(44,693)	(39,659)	(411,883)	753,123	111,574	259,426	119,321

Total	$—	$19,553,011	$(1,412,623)	$(283,341)	$(5,465,064)	$12,391,983	1,448,673	$858,393	$1,288,407

(B)	Rate disclosed reflects the yield at October 31, 2022.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2055

(unaudited)

MARKET ENVIRONMENT

Franklin Advisers, Inc. (11/1/21 - 12/5/21)

Global equity markets declined in US-dollar terms during the period of November 1, 2021, through December 5, 2021, as uncertainty around the COVID-19 pandemic increased and global supply-chain issues continued. Worries over continued inflation and when inflation would prompt key developed market central banks to raise interest rates also weighed on investors’ minds. As measured by MSCI indexes in US-dollar terms, developed stock markets overall performed better than the global index while emerging markets trailed it. In terms of investment style, global value stocks declined but not as much as global growth equities. The US stock market ascended to new highs in November before it joined a broader global selloff across asset classes driven by fears that a new COVID-19 variant may spread widely and resist vaccines.

STRATEGY REVIEW

Franklin Advisers, Inc. (11/1/21 - 12/5/21)

The fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes — equity, fixed income, inflation-hedging — and investment styles. The fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The fund follows a particular glidepath in which over time the fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund had an overall negative return for the period of November 1, 2021, through December 5, 2021. In absolute terms, all the Fund’s equity holdings posted negative returns ranging from -0.79% for the Schwab U.S. REIT ETF to -7.99% for the Schwab U.S. Small-Cap ETF. Fixed income returns were positive with the iShares Core U.S. Aggregate Bond ETF returning 0.74%.

On a relative basis, the Fund outperformed its benchmark, the Dow Jones Target 2055 Index, during the same period. Asset allocation was the largest contributor to outperformance, with the underweight to U.S. small-cap and overweight to U.S. large-cap equities adding the most value. Both style and underlying fund selection also added to value.

Laura Green, CFA

Jacqueline Kenney, CFA

Thomas Picciochi

Co-Portfolio Managers

Franklin Advisers, Inc.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2055

(unaudited)

MARKET ENVIRONMENT

Since Wilshire Advisors LLC (“Wilshire”) became sub-adviser to the ClearTrack funds in December 2021, the market environment has been difficult. Inflation moved from being viewed as transitory to sticky and interest rates began to march upwards as views on inflation evolved. The rise in interest rates, coupled with continued COVID-19 lockdowns in China and the negative effects of Russia’s invasion of Ukraine on various commodities markets, weighed on equity returns, both within the U.S. and in foreign markets during the Fund’s fiscal year ended October 31, 2022. The U.S. dollar strengthened considerably as the U.S. Federal Reserve (“Fed”) aggressively hiked the Fed Funds Rate, which served as a headwind for assets priced in foreign currencies.

The Fund was negatively impacted by both the rise in interest rates as well as the downturn in foreign and domestic equity markets.

Coming into 2022, Wilshire had its lowest ever 10-year expected returns for core fixed income, but after the recent, large interest rate increases, the outlook for fixed income has improved considerably and in our view, returns are now expected to far outpace inflation over the coming decade. If interest rates peak, and a recession is avoided (or mild), then we believe equities will be relatively attractive. If the Fed continues to tighten aggressively, then we believe equity and fixed income markets could selloff further and the U.S. (and perhaps foreign economies) could enter a recession.

PERFORMANCE

For the year ended October 31, 2022, Transamerica ClearTrack® 2055 (Class R6) returned -20.82%. By comparison, its benchmark, the S&P Target Date 2055 Index, returned -17.52%.

STRATEGY REVIEW

The Fund is a multi-asset, target date fund-of-funds that seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. During the period from which Wilshire became sub-adviser to the Fund (December 6, 2021 through October 31, 2022), the Fund posted negative returns and underperformed its primary benchmark, the S&P Target Date 2055 Index.

The period was a difficult market environment for most types of investments, particularly equities. The Fund had a marginally larger allocation to equities than its benchmark, which served as a headwind to Fund returns. The Fund’s use of short-term treasury inflation-protected securities was beneficial as interest rates rose rapidly during the period.

Within equities, the Fund was relatively underweight foreign equities and overweight global real estate, which contributed modestly to Fund returns.

Underlying fund selection among equity funds detracted from returns, driven in large part by the Fund’s allocation to Transamerica Large Growth. Transamerica International Focus, Transamerica International Stock and Transamerica Emerging Markets Opportunities were the other notable detractors from underlying fund selection.

Nathan Palmer, CFA

Anthony Wicklund, CFA

Co-Portfolio Managers

Wilshire Advisors LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	56.1%
International Equity Funds	38.3
Other Investment Company	6.2
U.S. Fixed Income Funds	6.2
Net Other Assets (Liabilities)	(6.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2055

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	(21.32)%	4.48%	5.37%	07/07/2017
Class R3 (NAV)	(21.24)%	N/A	5.16%	03/01/2019
Class R6 (NAV)	(20.82)%	5.14%	6.05%	07/07/2017
S&P Target Date 2055 Index (A) (B)	(17.52)%	5.28%	6.29%
Dow Jones Target 2055 Index (C)	(18.25)%	5.25%	6.28%

(A) Effective December 6, 2021, S&P Target Date 2055 Index became the Fund’s primary benchmark. Prior to December 6, 2021, the Fund’s primary benchmark was the Dow Jones Target 2055 Index. The change to the primary benchmark was made to more accurately reflect the principal investment strategies of the Fund.

(B) The S&P Target Date 2055 Index seeks to represent a broadly derived consensus of asset class exposure and glide path for target date year 2055. The index allocates to equities and fixed income at varying levels, according to a pre-determined schedule related to the respective target date.

(C) The Dow Jones Target 2055 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The S&P Target Date Index Series is designed to represent a broadly derived consensus of asset class exposure for each target date year, as well as an overall guide path. Each index corresponds to a particular target retirement date, providing varying levels of exposure to equities, bonds and other asset classes. The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica ClearTrack® target date options invest in a combination of actively managed Transamerica funds and exchange-traded funds (ETFs) which may represent a variety of broad asset classes including fixed income, domestic equity, foreign equity, real estate, and inflation-hedging positions and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; The Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2055

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 53.8%
International Equity Funds - 24.2%
iShares Core MSCI EAFE ETF	2,781	$154,958
iShares Core MSCI Emerging Markets ETF	912	38,623
iShares Global REIT ETF (A)	1,765	39,024

		232,605

U.S. Equity Fund - 26.5%
iShares Core S&P 500 ETF	655	254,002

U.S. Fixed Income Funds - 3.1%
iShares 0-5 Year TIPS Bond ETF (A)	201	19,539
iShares Core U.S. Aggregate Bond ETF	102	9,680

		29,219

Total Exchange-Traded Funds (Cost $621,212)		515,826

INVESTMENT COMPANIES - 46.8%
International Equity Funds - 14.1%
Transamerica Emerging Markets Opportunities (B)	4,345	28,848
Transamerica International Focus (B)	7,568	53,204
Transamerica International Stock (B)	6,058	53,132

		135,184

U.S. Equity Funds - 29.6%
Transamerica Large Cap Value (B)	6,690	86,168
Transamerica Large Growth (B)	9,436	85,117

	Shares	Value

INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Mid Cap Growth (B)	4,554	$ 31,878
Transamerica Mid Cap Value Opportunities (B)	2,869	32,016
Transamerica Small Cap Growth (B)	3,960	24,592
Transamerica Small Cap Value (B)	3,667	24,754

		284,525

U.S. Fixed Income Funds - 3.1%
Transamerica Bond (B)	2,529	19,702
Transamerica High Yield Bond (B)	1,282	9,945

		29,647

Total Investment Companies (Cost $526,486)		449,356

OTHER INVESTMENT COMPANY - 6.2%
Securities Lending Collateral - 6.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (C)	59,508	59,508

Total Other Investment Company (Cost $59,508)		59,508

Total Investments (Cost $1,207,206)		1,024,690
Net Other Assets (Liabilities) - (6.8)%		(64,962)

Net Assets - 100.0%		$959,728

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$515,826	$—	$—	$515,826
Investment Companies	449,356	—	—	449,356
Other Investment Company	59,508	—	—	59,508

Total Investments	$1,024,690	$—	$—	$1,024,690

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2055

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $57,980, collateralized by cash collateral of $59,508. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Affiliated investment in the Class R6 shares of Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2022	Shares as of October 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$—	$37,325	$(13,655)	$(1,422)	$(2,546)	$19,702	2,529	$540	$105
Transamerica Emerging Markets Opportunities	—	65,872	(21,921)	(7,307)	(7,796)	28,848	4,345	2,201	794
Transamerica High Yield Bond	—	16,731	(5,163)	(513)	(1,110)	9,945	1,282	455	—
Transamerica International Focus	—	107,701	(36,196)	(7,694)	(10,607)	53,204	7,568	1,663	1,655
Transamerica International Stock	—	109,307	(42,271)	(5,748)	(8,156)	53,132	6,058	1,760	2,938
Transamerica Large Cap Value	—	155,495	(62,200)	(3,745)	(3,382)	86,168	6,690	2,504	—
Transamerica Large Growth	—	203,823	(56,577)	(47,977)	(14,152)	85,117	9,436	1,478	15,959
Transamerica Mid Cap Growth	—	62,064	(9,449)	(8,541)	(12,196)	31,878	4,554	3,527	6,633
Transamerica Mid Cap Value Opportunities	—	52,449	(12,006)	(3,039)	(5,388)	32,016	2,869	2,927	4,523
Transamerica Small Cap Growth	—	41,261	(6,602)	(3,020)	(7,047)	24,592	3,960	472	2,156
Transamerica Small Cap Value	—	47,030	(9,197)	(8,329)	(4,750)	24,754	3,667	7,669	3,528

Total	$—	$899,058	$(275,237)	$(97,335)	$(77,130)	$449,356	52,958	$25,196	$38,291

(C)	Rate disclosed reflects the yield at October 31, 2022.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2060

(unaudited)

MARKET ENVIRONMENT

Franklin Advisers, Inc. (11/1/21 - 12/5/21)

Global equity markets declined in US-dollar terms during the period of November 1, 2021, through December 5, 2021, as uncertainty around the COVID-19 pandemic increased and global supply-chain issues continued. Worries over continued inflation and when inflation would prompt key developed market central banks to raise interest rates also weighed on investors’ minds. As measured by MSCI indexes in US-dollar terms, developed stock markets overall performed better than the global index while emerging markets trailed it. In terms of investment style, global value stocks declined but not as much as global growth equities. The US stock market ascended to new highs in November before it joined a broader global selloff across asset classes driven by fears that a new COVID-19 variant may spread widely and resist vaccines.

STRATEGY REVIEW

Franklin Advisers, Inc. (11/1/21 - 12/5/21)

The fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes — equity, fixed income, inflation-hedging — and investment styles. The fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The fund follows a particular glidepath in which over time the fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund had an overall negative return for the period of November 1, 2021, through December 5, 2021. In absolute terms, all the Fund’s equity holdings posted negative returns ranging from -0.79% for the Schwab U.S. REIT ETF to -7.99% for the Schwab U.S. Small-Cap ETF. Fixed income returns were positive with the iShares Core U.S. Aggregate Bond ETF returning 0.74%.

On a relative basis, the Fund outperformed its benchmark, the Dow Jones Target 2060 Index, during the same period. Asset allocation was the largest contributor to outperformance, with the underweight to U.S. small-cap and overweight to U.S. large-cap equities adding the most value. Both style and underlying fund selection also added to value.

Laura Green, CFA

Jacqueline Kenney, CFA

Thomas Picciochi

Co-Portfolio Managers

Franklin Advisers, Inc.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2060

(unaudited)

MARKET ENVIRONMENT

Since Wilshire Advisors LLC (“Wilshire”) became sub-adviser to the ClearTrack funds in December 2021, the market environment has been difficult. Inflation moved from being viewed as transitory to sticky and interest rates began to march upwards as views on inflation evolved. The rise in interest rates, coupled with continued COVID-19 lockdowns in China and the negative effects of Russia’s invasion of Ukraine on various commodities markets, weighed on equity returns, both within the U.S. and in foreign markets during the Fund’s fiscal year ended October 31, 2022. The U.S. dollar strengthened considerably as the U.S. Federal Reserve (“Fed”) aggressively hiked the Fed Funds Rate, which served as a headwind for assets priced in foreign currencies.

The Fund was negatively impacted by both the rise in interest rates as well as the downturn in foreign and domestic equity markets.

Coming into 2022, Wilshire had its lowest ever 10-year expected returns for core fixed income, but after the recent, large interest rate increases, the outlook for fixed income has improved considerably and in our view, returns are now expected to far outpace inflation over the coming decade. If interest rates peak, and a recession is avoided (or mild), then we believe equities will be relatively attractive. If the Fed continues to tighten aggressively, then we believe equity and fixed income markets could selloff further and the U.S. (and perhaps foreign economies) could enter a recession.

PERFORMANCE

For the year ended October 31, 2022, Transamerica ClearTrack® 2060 (Class R6) returned -20.63%. By comparison, its benchmark, the S&P Target Date 2060 Index, returned -17.56%.

STRATEGY REVIEW

The Fund is a multi-asset, target date fund-of-funds that seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. During the period from which Wilshire became sub-adviser to the Fund (December 6, 2021 through October 31, 2022), the Fund posted negative returns and underperformed its primary benchmark, the S&P Target Date 2060 Index.

The period was a difficult market environment for most types of investments, particularly equities. The Fund had a marginally larger allocation to equities than its benchmark, which served as a headwind to Fund returns. The Fund’s use of short-term treasury inflation-protected securities was beneficial as interest rates rose rapidly during the period.

Within equities, the Fund was relatively underweight foreign equities and overweight global real estate, which contributed modestly to Fund returns.

Underlying fund selection among equity funds detracted from returns, driven in large part by the Fund’s allocation to Transamerica Large Growth. Transamerica International Focus, Transamerica International Stock and Transamerica Emerging Markets Opportunities were the other notable detractors from underlying fund selection.

Nathan Palmer, CFA

Anthony Wicklund, CFA

Co-Portfolio Managers

Wilshire Advisors LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	56.1%
International Equity Funds	38.3
Other Investment Company	6.3
U.S. Fixed Income Funds	6.2
Net Other Assets (Liabilities)	(6.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2060

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	(21.14)%	4.53%	5.42%	07/07/2017
Class R3 (NAV)	(20.97)%	N/A	5.28%	03/01/2019
Class R6 (NAV)	(20.63)%	5.20%	6.11%	07/07/2017
S&P Target Date 2060 Index (A) (B)	(17.56)%	5.33%	6.34%
Dow Jones Target 2060 Index (C)	(18.25)%	5.26%	6.28%

(A) Effective December 6, 2021, S&P Target Date 2060 Index became the Fund’s primary benchmark. Prior to December 6, 2021, the Fund’s primary benchmark was the Dow Jones Target 2060 Index. The change to the primary benchmark was made to more accurately reflect the principal investment strategies of the Fund.

(B) The S&P Target Date 2060 Index seeks to represent a broadly derived consensus of asset class exposure and glide path for target date year 2060. The index allocates to equities and fixed income at varying levels, according to a pre-determined schedule related to the respective target date.

(C) The Dow Jones Target 2060 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The S&P Target Date Index Series is designed to represent a broadly derived consensus of asset class exposure for each target date year, as well as an overall guide path. Each index corresponds to a particular target retirement date, providing varying levels of exposure to equities, bonds and other asset classes. The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica ClearTrack® target date options invest in a combination of actively managed Transamerica funds and exchange-traded funds (ETFs) which may represent a variety of broad asset classes including fixed income, domestic equity, foreign equity, real estate, and inflation-hedging positions and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; The Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2060

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 53.8%
International Equity Funds - 24.2%
iShares Core MSCI EAFE ETF	2,727	$151,949
iShares Core MSCI Emerging Markets ETF	898	38,030
iShares Global REIT ETF (A)	1,710	37,808

		227,787

U.S. Equity Fund - 26.4%
iShares Core S&P 500 ETF	642	248,961

U.S. Fixed Income Funds - 3.2%
iShares 0-5 Year TIPS Bond ETF (A)	209	20,317
iShares Core U.S. Aggregate Bond ETF	103	9,774

		30,091

Total Exchange-Traded Funds (Cost $611,074)		506,839

INVESTMENT COMPANIES - 46.8%
International Equity Funds - 14.1%
Transamerica Emerging Markets Opportunities (B)	4,178	27,740
Transamerica International Focus (B)	7,430	52,235
Transamerica International Stock (B)	5,969	52,349

		132,324

U.S. Equity Funds - 29.7%
Transamerica Large Cap Value (B)	6,750	86,946
Transamerica Large Growth (B)	9,053	81,656

	Shares	Value

INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Mid Cap Growth (B)	4,419	$ 30,936
Transamerica Mid Cap Value Opportunities (B)	2,825	31,527
Transamerica Small Cap Growth (B)	3,811	23,668
Transamerica Small Cap Value (B)	3,766	25,422

		280,155

U.S. Fixed Income Funds - 3.0%
Transamerica Bond (B)	2,314	18,024
Transamerica High Yield Bond (B)	1,357	10,530

		28,554

Total Investment Companies (Cost $562,291)		441,033

OTHER INVESTMENT COMPANY - 6.3%
Securities Lending Collateral - 6.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.09% (C)	59,123	59,123

Total Other Investment Company (Cost $59,123)		59,123

Total Investments (Cost $1,232,488)		1,006,995
Net Other Assets (Liabilities) - (6.9)%		(64,907)

Net Assets - 100.0%		$942,088

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$506,839	$—	$—	$506,839
Investment Companies	441,033	—	—	441,033
Other Investment Company	59,123	—	—	59,123

Total Investments	$1,006,995	$—	$—	$1,006,995

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® 2060

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $57,616, collateralized by cash collateral of $59,123. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Affiliated investment in the Class R6 shares of Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2022	Shares as of October 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$—	$33,463	$(11,757)	$(1,281)	$(2,401)	$18,024	2,314	$527	$99
Transamerica Emerging Markets Opportunities	—	52,120	(9,215)	(2,897)	(12,268)	27,740	4,178	2,073	748
Transamerica High Yield Bond	—	14,770	(2,501)	(262)	(1,477)	10,530	1,357	480	—
Transamerica International Focus	—	86,913	(15,753)	(3,544)	(15,381)	52,235	7,430	1,569	1,561
Transamerica International Stock	—	90,989	(24,052)	(3,635)	(10,953)	52,349	5,969	1,659	2,771
Transamerica Large Cap Value	—	116,819	(21,000)	(1,878)	(6,995)	86,946	6,750	2,466	—
Transamerica Large Growth	—	167,765	(25,000)	(26,357)	(34,752)	81,656	9,053	1,394	15,047
Transamerica Mid Cap Growth	—	56,907	(6,000)	(5,693)	(14,278)	30,936	4,419	3,331	6,264
Transamerica Mid Cap Value Opportunities	—	44,809	(5,000)	(1,430)	(6,852)	31,527	2,825	2,755	4,258
Transamerica Small Cap Growth	—	38,754	(5,502)	(2,381)	(7,203)	23,668	3,811	445	2,032
Transamerica Small Cap Value	—	42,780	(4,500)	(4,160)	(8,698)	25,422	3,766	7,228	3,325

Total	$—	$746,089	$(130,280)	$(53,518)	$(121,258)	$441,033	51,872	$23,927	$36,105

(C)	Rate disclosed reflects the yield at October 31, 2022.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® Retirement Income

(unaudited)

MARKET ENVIRONMENT

Franklin Advisers, Inc. (11/1/21 - 12/5/21)

Global equity markets declined in US-dollar terms during the period of November 1, 2021, through December 5, 2021, as uncertainty around the COVID-19 pandemic increased and global supply-chain issues continued. Worries over continued inflation and when inflation would prompt key developed market central banks to raise interest rates also weighed on investors’ minds. As measured by MSCI indexes in US-dollar terms, developed stock markets overall performed better than the global index while emerging markets trailed it. In terms of investment style, global value stocks declined but not as much as global growth equities. The US stock market ascended to new highs in November before it joined a broader global selloff across asset classes driven by fears that a new COVID-19 variant may spread widely and resist vaccines.

STRATEGY REVIEW

Franklin Advisers, Inc. (11/1/21 - 12/5/21)

The fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes — equity, fixed income, inflation-hedging — and investment styles. The fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The fund follows a particular glidepath in which over time the fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund had an overall slightly negative return for the period of November 1, 2021, through December 5, 2021. In absolute terms, all the Fund’s equity holdings posted negative returns ranging from -2.20% for the Schwab U.S. Large-Cap ETF to -7.99% for the Schwab U.S. Small-Cap ETF. Fixed income posted mixed returns, ranging from 1.46% for the iShares TIPS Bond ETF to -0.39% for the Xtrackers USD High Yield Corporate Bond ETF.

On a relative basis, the Fund underperformed its benchmark, the Bloomberg US Aggregate Index, during the same period. Asset allocation was the primary factor in underperformance, as the Fund is generally overweight equity. The overweight allocations to U.S. large-cap and international equities were the largest detractors. Underlying fund selection was positive with U.S. large cap equities adding value.

Laura Green, CFA

Jacqueline Kenney, CFA

Thomas Picciochi

Co-Portfolio Managers

Franklin Advisers, Inc.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® Retirement Income

(unaudited)

MARKET ENVIRONMENT

Since Wilshire Advisors LLC (“Wilshire”) took over as sub-adviser to the ClearTrack funds in late 2021, the market environment has been difficult. Inflation moved from being viewed as transitory to sticky and interest rates began to march upwards as views on inflation evolved. The rise in interest rates, coupled with continued COVID-19 lockdowns in China and the negative effects of Russia’s invasion of Ukraine on various commodities markets, weighed on equity returns, both within the U.S. and in foreign markets during the Fund’s fiscal year ended October 31, 2022. The U.S. dollar strengthened considerably as the U.S. Federal Reserve (“Fed”) aggressively hiked the Fed Funds Rate, which served as a headwind for assets priced in foreign currencies.

The Fund was negatively impacted by both the rise in interest rates as well as the downturn in foreign and domestic equity markets.

Coming into 2022, Wilshire had its lowest ever 10-year expected returns for core fixed income, but after the recent, large interest rate increases, the outlook for fixed income has improved considerably and in our view, returns are now expected to far outpace inflation over the coming decade. If interest rates peak, and a recession is avoided (or mild), then we believe equities will be relatively attractive. If the Fed continues to tighten aggressively, then we believe equity and fixed income markets could selloff further and the U.S. (and perhaps foreign economies) could enter a recession.

PERFORMANCE

For the year ended October 31, 2022, Transamerica ClearTrack® Retirement Income (Class R6) returned -15.96%. By comparison, its primary and secondary benchmarks, the S&P Target Date Retirement Income Index and the Transamerica ClearTrack® Retirement Income Blended Benchmark, returned -13.06% and -18.31%, respectively.

STRATEGY REVIEW

The Fund is a multi-asset, target date fund-of-funds that seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. During the period from which Wilshire became sub-adviser to the Fund (December 6, 2021 through October 31, 2022), the Fund posted negative returns and underperformed its primary benchmark, the S&P Target Date Retirement Income Index.

The period was a difficult market environment for most types of investments, particularly equities. The Fund has a substantially larger allocation to equities than its benchmark, which served as a notable headwind to Fund returns. Within fixed income, the benchmark has a large allocation to ultra-short-term fixed income, which benefited the benchmark and caused it to have materially less sensitivity to rising interest rates compared to the Fund. The Fund had a modest out-of-benchmark, allocation to emerging markets debt, which weighed on Fund returns versus the benchmark. Wilshire believes that exposure to emerging markets debt is both a diversifying exposure and a driver of long-term returns.

Within equities, the Fund was relatively overweight U.S. equities and global real estate, which contributed to returns.

Underlying fund selection among equity funds detracted from returns, driven in large part by the Fund’s allocation to Transamerica Large Growth. Transamerica International Focus, Transamerica International Stock and Transamerica Emerging Markets Opportunities were the other notable detractors from underlying fund selection.

Nathan Palmer, CFA

Anthony Wicklund, CFA

Co-Portfolio Managers

Wilshire Advisors LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	52.8%
U.S. Equity Funds	26.4
International Equity Funds	14.9
International Fixed Income Fund	5.0
Repurchase Agreement	0.8
Net Other Assets (Liabilities)	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® Retirement Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	(16.54)%	1.44%	1.97%	03/02/2015
Class R3 (NAV)	(16.40)%	N/A	1.70%	03/01/2019
Class R6 (NAV)	(15.96)%	2.11%	2.64%	03/02/2015
S&P Target Date Retirement Income Index (A) (B)	(13.06)%	2.07%	2.64%
Bloomberg US Aggregate Bond Index (C)	(15.68)%	(0.54)%	0.32%
Transamerica ClearTrack® Retirement Income Blended Benchmark (C) (D) (E) (F) (G) (H) (I) (J) (K)	(18.31)%	0.94%	2.10%

(A) Effective December 6, 2021, S&P Retirement Income Index became the Fund’s primary benchmark. Prior to December 6, 2021, the Fund’s primary benchmark was the Bloomberg US Aggregate Bond Index. The change to the primary benchmark was made to more accurately reflect the principal investment strategies of the Fund.

(B) The S&P Target Date Retirement Income Index seeks to serve as the ultimate endpoint for all assets tracking other indices in the S&P Target Date Index Series. When an index in the S&P Target Date Index Series is retired, any funds tracking that index will have the assets rolled into a fund that tracks the S&P Target Date Retirement Income Index.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The Transamerica ClearTrack® Retirement Income Blended Benchmark is composed of the following benchmarks: 42% Bloomberg US Aggregate Bond Index, 15% Bloomberg Global Aggregate ex USD, 14% MSCI EAFE Index, 8% Russell 1000® Index, 8% Bloomberg US Corporate High Yield 2% Issuer Capped Index, 5% MSCI US REIT Index, 5% Russell 2000® Index and 3% MSCI Emerging Markets Index.

(E) The Bloomberg Global Aggregate ex-US is a multi-currency benchmark that includes fixed-rate Treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers, excluding the U.S.

(F) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(G) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(H) The Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

(I) The MSCI US REIT Index Gross is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts.

(J) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(K) The MSCI Emerging Markets Index captures large and mid-cap representation across emerging markets countries.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® Retirement Income (continued)

(unaudited)

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica ClearTrack® target date options invest in a combination of actively managed Transamerica funds and exchange-traded funds (ETFs) which may represent a variety of broad asset classes including fixed income, domestic equity, foreign equity, real estate, and inflation-hedging positions and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; The Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

FTSE® and Russell® and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® Retirement Income

SCHEDULE OF INVESTMENTS

At October 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 45.6%
International Equity Funds - 9.9%
iShares Core MSCI EAFE ETF	47,006	$2,619,175
iShares Core MSCI Emerging Markets ETF	9,792	414,691
iShares Global REIT ETF	53,812	1,189,783

		4,223,649

U.S. Equity Fund - 12.8%
iShares Core S&P 500 ETF	14,077	5,458,920

U.S. Fixed Income Funds - 22.9%
iShares 0-5 Year TIPS Bond ETF	38,843	3,775,928
iShares Core U.S. Aggregate Bond ETF	62,646	5,945,105

		9,721,033

Total Exchange-Traded Funds (Cost $23,034,358)		19,403,602

INVESTMENT COMPANIES - 53.5%
International Equity Funds - 5.0%
Transamerica Emerging Markets Opportunities (A)	56,436	374,732
Transamerica International Focus (A)	119,240	838,260
Transamerica International Stock (A)	103,359	906,455

		2,119,447

International Fixed Income Fund - 5.0%
Transamerica Emerging Markets Debt (A)	266,693	2,130,876

U.S. Equity Funds - 13.6%
Transamerica Large Cap Value (A)	150,850	1,942,943
Transamerica Large Growth (A)	170,867	1,541,224
Transamerica Mid Cap Growth (A)	89,157	624,099
Transamerica Mid Cap Value Opportunities (A)	65,164	727,229

	Shares	Value

INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Small Cap Growth (A)	68,774	$ 427,084
Transamerica Small Cap Value (A)	74,356	501,904

		5,764,483

U.S. Fixed Income Funds - 29.9%
Transamerica Bond (A)	1,249,186	9,731,157
Transamerica High Yield Bond (A)	385,535	2,991,754

		12,722,911

Total Investment Companies (Cost $29,809,760)		22,737,717

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 1.10% (C), dated 10/31/2022, to be repurchased at $343,091 on 11/01/2022. Collateralized by a U.S. Government Obligation, 4.30%, due 04/27/2023, and with a value of $350,004.	$343,081	343,081

Total Repurchase Agreement (Cost $343,081)		343,081

Total Investments (Cost $53,187,199)		42,484,400
Net Other Assets (Liabilities) - 0.1%		33,461

Net Assets - 100.0%		$42,517,861

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$19,403,602	$—	$—	$19,403,602
Investment Companies	22,737,717	—	—	22,737,717
Repurchase Agreement	—	343,081	—	343,081

Total Investments	$42,141,319	$343,081	$—	$42,484,400

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica ClearTrack® Retirement Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2022

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class R6 shares of Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2022	Shares as of October 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$—	$14,733,187	$(2,607,560)	$(303,771)	$(2,090,699)	$9,731,157	1,249,186	$328,344	$71,144
Transamerica Emerging Markets Debt	—	3,093,603	(268,967)	(39,979)	(653,781)	2,130,876	266,693	111,695	—
Transamerica Emerging Markets Opportunities	—	666,114	(32,606)	(3,922)	(254,854)	374,732	56,436	43,347	15,644
Transamerica High Yield Bond	—	4,345,051	(718,750)	(92,111)	(542,436)	2,991,754	385,535	170,380	—
Transamerica International Focus	—	1,291,292	(96,621)	(4,967)	(351,444)	838,260	119,240	35,479	35,289
Transamerica International Stock	—	1,295,291	(96,620)	(5,370)	(286,846)	906,455	103,359	37,361	62,408
Transamerica Large Cap Value	—	2,628,639	(478,328)	(21,450)	(185,918)	1,942,943	150,850	68,867	—
Transamerica Large Growth	—	3,304,793	(174,406)	(81,342)	(1,507,821)	1,541,224	170,867	42,218	455,709
Transamerica Mid Cap Growth	—	1,185,983	(23,041)	(13,701)	(525,142)	624,099	89,157	95,950	180,467
Transamerica Mid Cap Value Opportunities	—	1,106,257	(151,205)	(36,821)	(191,002)	727,229	65,164	79,228	122,456
Transamerica Small Cap Growth	—	663,126	(16,805)	(3,543)	(215,694)	427,084	68,774	11,102	50,642
Transamerica Small Cap Value	—	863,892	(51,165)	(44,417)	(266,406)	501,904	74,356	179,809	82,704

Total	$—	$35,177,228	$(4,716,074)	$(651,394)	$(7,072,043)	$22,737,717	2,799,617	$1,203,780	$1,076,463

(C)	Rate disclosed reflects the yield at October 31, 2022.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2022. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2022

	Transamerica ClearTrack® 2015	Transamerica ClearTrack® 2020	Transamerica ClearTrack® 2025	Transamerica ClearTrack® 2030	Transamerica ClearTrack® 2035
Assets:
Affiliated investments, at value (A)	$13,991,765	$14,191,221	$23,248,924	$25,473,896	$25,813,433
Unaffiliated investments, at value (B) (C)	12,129,459	12,087,633	20,072,365	24,998,234	25,061,278
Repurchase agreements, at value (D)	257,499	213,225	422,337	465,784	499,418
Receivables and other assets:
Net income from securities lending	883	2,075	652	2,480	1,375
Shares of beneficial interest sold	—	100	676	13,836	1,489
Dividends from affiliated investments	27,898	28,244	40,945	36,381	27,461
Interest	8	7	13	14	15
Total assets	26,407,512	26,522,505	43,785,912	50,990,625	51,404,469

Liabilities:
Cash collateral received upon return of:
Securities on loan	247,395	—	—	1,684,868	—
Payables and other liabilities:
Investments purchased	27,898	28,244	40,946	36,381	27,461
Shares of beneficial interest redeemed	20,634	349,668	33	12,263	—
Investment management fees	12,112	12,317	14,413	14,473	14,964
Distribution and service fees	10,710	10,993	17,937	19,288	20,712
Transfer agent fees	3,378	3,467	5,676	6,130	6,550
Trustees, CCO and deferred compensation fees	953	230	276	254	254
Audit and tax fees	14,722	14,725	14,781	14,792	14,804
Custody fees	470	405	548	682	442
Legal fees	418	434	696	755	790
Printing and shareholder reports fees	360	368	447	464	475
Registration fees	529	529	529	529	529
Other accrued expenses	1,480	1,491	1,733	1,794	1,834
Total liabilities	341,059	422,871	98,015	1,792,673	88,815
Net assets	$26,066,453	$26,099,634	$43,687,897	$49,197,952	$51,315,654

Net assets consist of:
Paid-in capital	$23,696,025	$28,174,512	$46,862,371	$42,382,621	$42,009,842
Total distributable earnings (accumulated losses)	2,370,428	(2,074,878)	(3,174,474)	6,815,331	9,305,812
Net assets	$26,066,453	$26,099,634	$43,687,897	$49,197,952	$51,315,654
Net assets by class:
Class R1	$25,522,124	$25,629,794	$42,706,299	$45,872,320	$49,802,415
Class R3	11,088	9,393	326,149	562,985	295,144
Class R6	533,241	460,447	655,449	2,762,647	1,218,095
Shares outstanding (unlimited shares, no par value):
Class R1	2,624,480	3,065,799	4,914,926	4,273,676	4,458,329
Class R3	1,137	1,121	37,585	52,488	26,450
Class R6	54,286	54,524	74,602	254,184	107,679
Net asset value per share:
Class R1	$9.72	$8.36	$8.69	$10.73	$11.17
Class R3	9.75	8.38	8.68	10.73	11.16
Class R6	9.82	8.44	8.79	10.87	11.31

(A) Affiliated investments, at cost	$18,075,574	$18,474,291	$30,216,814	$33,792,030	$35,665,961
(B) Unaffiliated investments, at cost	$14,344,566	$14,795,400	$24,777,588	$30,075,358	$30,987,711
(C) Securities on loan, at value	$241,560	$—	$—	$1,650,237	$—
(D) Repurchase agreements, at cost	$257,499	$213,225	$422,337	$465,784	$499,418

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2022

	Transamerica ClearTrack® 2040	Transamerica ClearTrack® 2045	Transamerica ClearTrack® 2050	Transamerica ClearTrack® 2055	Transamerica ClearTrack® 2060
Assets:
Affiliated investments, at value (A)	$21,922,370	$14,116,525	$12,391,983	$449,356	$441,033
Unaffiliated investments, at value (B) (C)	25,606,200	15,782,096	13,687,300	575,334	565,962
Repurchase agreements, at value (D)	372,034	296,925	246,026	—	—
Cash	—	—	—	7,801	13,647
Receivables and other assets:
Investments sold	—	—	—	4,247	—
Net income from securities lending	1,864	261	149	51	52
Shares of beneficial interest sold	915	112	1,894	724	23
Dividends from affiliated investments	14,086	4,693	3,314	109	106
Interest	11	9	8	—	—
Due from investment manager	—	—	—	1,685	1,488
Total assets	47,917,480	30,200,621	26,330,674	1,039,307	1,022,311

Liabilities:
Cash collateral received upon return of:
Securities on loan	1,501,057	—	—	59,508	59,123
Payables and other liabilities:
Investments purchased	14,086	4,693	3,314	2,874	4,122
Shares of beneficial interest redeemed	15,203	32,158	—	—	—
Investment management fees	14,351	12,084	11,340	—	—
Distribution and service fees	18,788	12,133	10,514	179	163
Transfer agent fees	5,953	3,852	3,338	73	63
Trustees, CCO and deferred compensation fees	227	161	128	64	25
Audit and tax fees	14,783	14,733	14,718	14,632	14,632
Custody fees	430	335	364	379	226
Legal fees	704	472	404	12	13
Printing and shareholder reports fees	448	378	357	234	236
Registration fees	529	529	529	529	529
Other accrued expenses	1,751	1,531	1,463	1,095	1,091
Total liabilities	1,588,310	83,059	46,469	79,579	80,223
Net assets	$46,329,170	$30,117,562	$26,284,205	$959,728	$942,088

Net assets consist of:
Paid-in capital	$37,467,815	$22,951,746	$19,705,213	$900,483	$899,761
Total distributable earnings (accumulated losses)	8,861,355	7,165,816	6,578,992	59,245	42,327
Net assets	$46,329,170	$30,117,562	$26,284,205	$959,728	$942,088
Net assets by class:
Class R1	$45,150,201	$29,168,291	$25,317,774	$334,999	$335,751
Class R3	460,702	268,749	361,723	218,327	139,988
Class R6	718,267	680,522	604,708	406,402	466,349
Shares outstanding (unlimited shares, no par value):
Class R1	3,986,565	2,464,712	2,041,145	28,636	28,665
Class R3	40,727	22,767	29,244	18,999	12,136
Class R6	62,325	56,748	48,075	34,992	40,109
Net asset value per share:
Class R1	$11.33	$11.83	$12.40	$11.70	$11.71
Class R3	11.31	11.80	12.37	11.49	11.53
Class R6	11.52	11.99	12.58	11.61	11.63

(A) Affiliated investments, at cost	$31,042,129	$20,252,546	$17,857,047	$526,486	$562,291
(B) Unaffiliated investments, at cost	$31,574,809	$19,879,002	$17,255,270	$680,720	$670,197
(C) Securities on loan, at value	$1,470,204	$—	$—	$57,980	$57,616
(D) Repurchase agreements, at cost	$372,034	$296,925	$246,026	$—	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2022

Transamerica ClearTrack® Retirement Income
Assets:
Affiliated investments, at value (A)	$22,737,717
Unaffiliated investments, at value (B)	19,403,602
Repurchase agreements, at value (C)	343,081
Receivables and other assets:
Investments sold	81,841
Net income from securities lending	2,240
Shares of beneficial interest sold	11,937
Dividends from affiliated investments	45,722
Interest	10
Total assets	42,626,150

Liabilities:
Payables and other liabilities:
Investments purchased	45,722
Shares of beneficial interest redeemed	2,500
Investment management fees	15,802
Distribution and service fees	17,720
Transfer agent fees	5,623
Trustees, CCO and deferred compensation fees	245
Audit and tax fees	14,784
Custody fees	482
Legal fees	697
Printing and shareholder reports fees	451
Registration fees	529
Other accrued expenses	3,734
Total liabilities	108,289
Net assets	$42,517,861

Net assets consist of:
Paid-in capital	$42,281,088
Total distributable earnings (accumulated losses)	236,773
Net assets	$42,517,861
Net assets by class:
Class R1	$41,567,699
Class R3	578,196
Class R6	371,966
Shares outstanding (unlimited shares, no par value):
Class R1	4,427,988
Class R3	61,618
Class R6	39,162
Net asset value per share:
Class R1	$9.39
Class R3	9.38
Class R6	9.50

(A) Affiliated investments, at cost	$29,809,760
(B) Unaffiliated investments, at cost	$23,034,358
(C) Repurchase agreements, at cost	$343,081

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF OPERATIONS

For the year ended October 31, 2022

	Transamerica ClearTrack® 2015	Transamerica ClearTrack® 2020	Transamerica ClearTrack® 2025	Transamerica ClearTrack® 2030	Transamerica ClearTrack® 2035
Investment Income:
Dividend income from affiliated investments	$717,972	$748,979	$1,241,392	$1,391,859	$1,512,306
Dividend income from unaffiliated investments	495,865	511,252	789,486	868,084	924,262
Interest income from unaffiliated investments	672	645	1,138	1,342	1,304
Net income from securities lending	29,350	29,118	28,403	25,245	10,732
Total investment income	1,243,859	1,289,994	2,060,419	2,286,530	2,448,604

Expenses:
Investment management fees	40,730	42,532	68,097	73,806	77,025
Distribution and service fees:
Class R1	152,593	159,270	253,231	272,340	288,667
Class R3	30	26	290	264	233
Transfer agent fees
Class R1	48,067	50,170	79,767	85,787	90,930
Class R3	19	16	183	166	146
Class R6	43	41	90	148	86
Trustees, CCO and deferred compensation fees	1,004	1,044	1,676	1,830	1,901
Audit and tax fees	18,676	18,681	18,884	18,930	18,963
Custody fees	1,216	1,101	1,540	1,681	1,304
Legal fees	4,829	5,042	8,122	8,684	9,046
Printing and shareholder reports fees	6,650	6,923	9,509	10,113	10,402
Registration fees	47,458	47,459	47,474	47,477	47,479
Filing fees	9,456	9,471	9,603	9,612	9,628
Other	855	876	1,436	1,561	1,637
Total expenses before waiver and/or reimbursement and recapture	331,626	342,652	499,902	532,399	557,447
Expenses waived and/or reimbursed:
Class R1	(78,801)	(79,622)	(86,864)	(92,705)	(94,639)
Class R3	(90)	(73)	(268)	(193)	(177)
Class R6	(1,512)	(1,393)	(2,313)	(3,167)	(1,868)
Recapture of previously waived and/or reimbursed fees:
Class R1	18,314	19,677	32,338	35,692	37,878
Class R3	67	50	128	61	63
Class R6	367	355	1,028	1,103	746
Net expenses	269,971	281,646	443,951	473,190	499,450

Net investment income (loss)	973,888	1,008,348	1,616,468	1,813,340	1,949,154

Net realized gain (loss) on:
Affiliated investments	(505,815)	(563,271)	(1,018,407)	(816,258)	(244,133)
Unaffiliated investments	8,320,671	4,364,661	7,832,829	18,971,802	23,022,377
Capital gain distributions received from affiliated investment companies	638,790	668,753	1,207,127	1,550,698	1,931,352
Net realized gain (loss)	8,453,646	4,470,143	8,021,549	19,706,242	24,709,596

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(4,083,809)	(4,283,070)	(6,967,890)	(8,318,134)	(9,852,528)
Unaffiliated investments	(11,008,231)	(7,214,501)	(12,710,521)	(24,739,761)	(29,534,609)
Net change in unrealized appreciation (depreciation)	(15,092,040)	(11,497,571)	(19,678,411)	(33,057,895)	(39,387,137)
Net realized and change in unrealized gain (loss)	(6,638,394)	(7,027,428)	(11,656,862)	(13,351,653)	(14,677,541)
Net increase (decrease) in net assets resulting from operations	$(5,664,506)	$(6,019,080)	$(10,040,394)	$(11,538,313)	$(12,728,387)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2022

	Transamerica ClearTrack® 2040	Transamerica ClearTrack® 2045	Transamerica ClearTrack® 2050	Transamerica ClearTrack® 2055	Transamerica ClearTrack® 2060
Investment Income:
Dividend income from affiliated investments	$1,399,989	$975,160	$858,393	$25,196	$23,927
Dividend income from unaffiliated investments	845,180	559,248	476,459	15,209	15,184
Interest income from unaffiliated investments	1,275	786	742	—	—
Net income from securities lending	10,687	9,214	7,099	357	360
Total investment income	2,257,131	1,544,408	1,342,693	40,762	39,471

Expenses:
Investment management fees	68,737	46,097	39,624	1,227	1,216
Distribution and service fees:
Class R1	259,099	171,778	147,176	1,865	1,867
Class R3	319	461	305	189	178
Transfer agent fees
Class R1	81,616	54,110	46,360	587	588
Class R3	201	291	192	119	112
Class R6	58	53	57	38	39
Trustees, CCO and deferred compensation fees	1,697	1,135	971	31	31
Audit and tax fees	18,892	18,725	18,674	18,379	18,379
Custody fees	1,261	1,004	1,037	984	682
Legal fees	8,000	5,428	4,649	137	131
Printing and shareholder reports fees	9,432	6,811	6,081	998	1,226
Registration fees	47,474	47,461	47,458	46,814	46,814
Filing fees	9,583	9,464	9,430	9,239	9,239
Other	1,451	986	848	27	26
Total expenses before waiver and/or reimbursement and recapture	507,820	363,804	322,862	80,634	80,528
Expenses waived and/or reimbursed:
Class R1	(91,982)	(89,230)	(89,942)	(40,335)	(40,254)
Class R3	(283)	(744)	(679)	(9,188)	(7,390)
Class R6	(1,374)	(1,873)	(2,354)	(45,893)	(46,654)
Recapture of previously waived and/or reimbursed fees:
Class R1	33,240	21,736	18,612	8,439	8,543
Class R3	118	370	361	3,141	1,735
Class R6	496	476	526	5,483	5,765
Net expenses	448,035	294,539	249,386	2,281	2,273

Net investment income (loss)	1,809,096	1,249,869	1,093,307	38,481	37,198

Net realized gain (loss) on:
Affiliated investments	(137,725)	(285,945)	(283,341)	97,335	(53,518)
Unaffiliated investments	21,904,982	16,169,728	14,474,857	98,951	276,548
Capital gain distributions received from affiliated investment companies	1,964,050	1,436,322	1,288,407	38,291	36,105
Net realized gain (loss)	23,731,307	17,320,105	15,479,923	234,577	259,135

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(9,119,759)	(6,136,021)	(5,465,064)	(77,130)	(121,258)
Unaffiliated investments	(28,219,612)	(20,557,907)	(18,229,239)	(416,923)	(397,596)
Net change in unrealized appreciation (depreciation)	(37,339,371)	(26,693,928)	(23,694,303)	(494,053)	(518,854)
Net realized and change in unrealized gain (loss)	(13,608,064)	(9,373,823)	(8,214,380)	(259,476)	(259,719)
Net increase (decrease) in net assets resulting from operations	$(11,798,968)	$(8,123,954)	$(7,121,073)	$(220,995)	$(222,521)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2022

Transamerica ClearTrack® Retirement Income
Investment Income:
Dividend income from affiliated investments	$1,203,780
Dividend income from unaffiliated investments	847,369
Interest income from unaffiliated investments	1,000
Net income from securities lending	44,424
Total investment income	2,096,573

Expenses:
Investment management fees	68,202
Distribution and service fees:
Class R1	256,742
Class R3	365
Transfer agent fees
Class R1	80,874
Class R3	230
Class R6	36
Trustees, CCO and deferred compensation fees	1,675
Audit and tax fees	18,877
Custody fees	1,488
Legal fees	8,150
Printing and shareholder reports fees	9,590
Registration fees	47,475
Filing fees	9,608
Other	10,801
Total expenses before waiver and/or reimbursement and recapture	514,113
Expenses waived and/or reimbursed:
Class R1	(91,287)
Class R3	(374)
Class R6	(868)
Recapture of previously waived and/or reimbursed fees:
Class R1	31,778
Class R3	189
Class R6	315
Net expenses	453,866

Net investment income (loss)	1,642,707

Net realized gain (loss) on:
Affiliated investments	(651,394)
Unaffiliated investments	10,013,238
Capital gain distributions received from affiliated investment companies	1,076,463
Net realized gain (loss)	10,438,307

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(7,072,043)
Unaffiliated investments	(14,362,825)
Net change in unrealized appreciation (depreciation)	(21,434,868)
Net realized and change in unrealized gain (loss)	(10,996,561)
Net increase (decrease) in net assets resulting from operations	$(9,353,854)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

Transamerica ClearTrack® 2015	Transamerica ClearTrack® 2020	Transamerica ClearTrack® 2025
October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
From operations:
Net investment income (loss)	$973,888	$291,215	$1,008,348	$298,254	$1,616,468	$422,436
Net realized gain (loss)	8,453,646	1,539,521	4,470,143	1,374,444	8,021,549	1,844,536
Net change in unrealized appreciation (depreciation)	(15,092,040)	3,582,633	(11,497,571)	4,702,472	(19,678,411)	8,169,398
Net increase (decrease) in net assets resulting from operations	(5,664,506)	5,413,369	(6,019,080)	6,375,170	(10,040,394)	10,436,370

Dividends and/or distributions to shareholders:
Class R1	(1,978,593)	(964,670)	(2,006,014)	(23,137)	(2,994,648)	(1,172,851)
Class R3	(791)	(367)	(646)	(38)	(609)	(240)
Class R6	(39,188)	(21,652)	(36,709)	(4,059)	(86,551)	(47,195)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(2,018,572)	(986,689)	(2,043,369)	(27,234)	(3,081,808)	(1,220,286)

Capital share transactions:
Proceeds from shares sold:
Class R1	1,017,882	511,022	1,187,743	1,746,103	2,159,366	2,721,140
Class R3	—	—	—	—	408,905	—
Class R6	19,163	26,529	55,526	75,900	342,982	208,146
1,037,045	537,551	1,243,269	1,822,003	2,911,253	2,929,286
Dividends and/or distributions reinvested:
Class R1	1,978,593	964,670	2,006,014	23,137	2,994,648	1,172,851
Class R3	791	367	646	38	609	240
Class R6	39,188	21,652	36,709	4,059	86,551	47,195
2,018,572	986,689	2,043,369	27,234	3,081,808	1,220,286
Cost of shares redeemed:
Class R1	(5,134,820)	(4,533,085)	(6,788,516)	(8,345,604)	(8,472,697)	(10,053,418)
Class R3	—	—	—	—	(74,656)	—
Class R6	(2,522)	(103,740)	(90,205)	(69,340)	(950,822)	(593,338)
(5,137,342)	(4,636,825)	(6,878,721)	(8,414,944)	(9,498,175)	(10,646,756)
Net increase (decrease) in net assets resulting from capital share transactions	(2,081,725)	(3,112,585)	(3,592,083)	(6,565,707)	(3,505,114)	(6,497,184)
Contributions from affiliate, Transamerica Capital, Inc.:
Class R3	48	(A)	—	41	(A)	—	41	(A)	—
48	—	41	—	41	—
Net increase (decrease) in net assets	(9,764,755)	1,314,095	(11,654,491)	(217,771)	(16,627,275)	2,718,900

Net assets:
Beginning of year	35,831,208	34,517,113	37,754,125	37,971,896	60,315,172	57,596,272
End of year	$26,066,453	$35,831,208	$26,099,634	$37,754,125	$43,687,897	$60,315,172

Capital share transactions - shares:
Shares issued:
Class R1	94,628	42,793	120,060	173,047	216,756	253,792
Class R3	—	—	—	—	44,584	—
Class R6	1,757	2,216	5,881	7,445	34,107	19,497
96,385	45,009	125,941	180,492	295,447	273,289
Shares reinvested:
Class R1	167,962	83,594	197,832	2,349	281,188	114,648
Class R3	68	31	64	4	57	24
Class R6	3,310	1,868	3,602	410	8,081	4,586
171,340	85,493	201,498	2,763	289,326	119,258
Shares redeemed:
Class R1	(479,616)	(384,254)	(740,496)	(828,014)	(866,298)	(951,188)
Class R3	—	—	—	—	(8,070)	—
Class R6	(236)	(8,862)	(10,066)	(6,853)	(99,347)	(56,836)
(479,852)	(393,116)	(750,562)	(834,867)	(973,715)	(1,008,024)
Net increase (decrease) in shares outstanding:
Class R1	(217,026)	(257,867)	(422,604)	(652,618)	(368,354)	(582,748)
Class R3	68	31	64	4	36,571	24
Class R6	4,831	(4,778)	(583)	1,002	(57,159)	(32,753)
(212,127)	(262,614)	(423,123)	(651,612)	(388,942)	(615,477)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

Transamerica ClearTrack® 2030	Transamerica ClearTrack® 2035	Transamerica ClearTrack® 2040
October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
From operations:
Net investment income (loss)	$1,813,340	$410,202	$1,949,154	$376,107	$1,809,096	$330,633
Net realized gain (loss)	19,706,242	1,787,287	24,709,596	2,101,628	23,731,307	1,896,434
Net change in unrealized appreciation (depreciation)	(33,057,895)	9,870,171	(39,387,137)	12,142,956	(37,339,371)	11,842,273
Net increase (decrease) in net assets resulting from operations	(11,538,313)	12,067,660	(12,728,387)	14,620,691	(11,798,968)	14,069,340

Dividends and/or distributions to shareholders:
Class R1	(3,110,618)	(1,610,860)	(3,527,833)	(1,490,594)	(3,438,261)	(1,548,456)
Class R3	(725)	(369)	(817)	(334)	(890)	(392)
Class R6	(62,017)	(27,672)	(68,980)	(29,820)	(54,494)	(41,403)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(3,173,360)	(1,638,901)	(3,597,630)	(1,520,748)	(3,493,645)	(1,590,251)

Capital share transactions:
Proceeds from shares sold:
Class R1	1,046,563	3,737,656	1,935,832	2,784,176	1,570,311	1,601,543
Class R3	831,398	—	301,267	—	504,137	—
Class R6	2,293,374	211,988	582,855	311,106	130,148	180,380
4,171,335	3,949,644	2,819,954	3,095,282	2,204,596	1,781,923
Dividends and/or distributions reinvested:
Class R1	3,110,618	1,610,860	3,527,833	1,490,594	3,438,261	1,548,456
Class R3	725	369	817	334	890	392
Class R6	62,017	27,672	68,980	29,820	54,494	41,403
3,173,360	1,638,901	3,597,630	1,520,748	3,493,645	1,590,251
Cost of shares redeemed:
Class R1	(7,236,306)	(6,516,056)	(5,687,672)	(6,674,395)	(3,405,554)	(6,336,961)
Class R3	(255,984)	—	(4,044)	—	(29,997)	—
Class R6	(286,607)	(67,283)	(206,573)	(324,554)	(77,989)	(663,278)
(7,778,897)	(6,583,339)	(5,898,289)	(6,998,949)	(3,513,540)	(7,000,239)
Net increase (decrease) in net assets resulting from capital share transactions	(434,202)	(994,794)	519,295	(2,382,919)	2,184,701	(3,628,065)
Contributions from affiliate, Transamerica Capital, Inc.:
Class R3	49	(A)	—	49	(A)	—	50	(A)	—
49	—	49	—	50	—
Net increase (decrease) in net assets	(15,145,826)	9,433,965	(15,806,673)	10,717,024	(13,107,862)	8,851,024

Net assets:
Beginning of year	64,343,778	54,909,813	67,122,327	56,405,303	59,437,032	50,586,008
End of year	$49,197,952	$64,343,778	$51,315,654	$67,122,327	$46,329,170	$59,437,032

Capital share transactions - shares:
Shares issued:
Class R1	85,725	288,057	151,497	205,236	117,280	111,984
Class R3	76,161	—	25,761	—	42,201	—
Class R6	196,730	16,016	46,183	22,564	10,031	12,680
358,616	304,073	223,441	227,800	169,512	124,664
Shares reinvested:
Class R1	234,057	127,948	251,808	114,047	239,600	116,865
Class R3	55	29	59	26	62	29
Class R6	4,635	2,184	4,889	2,266	3,753	3,090
238,747	130,161	256,756	116,339	243,415	119,984
Shares redeemed:
Class R1	(614,236)	(496,098)	(450,719)	(487,073)	(269,288)	(456,155)
Class R3	(24,728)	—	(346)	—	(2,505)	—
Class R6	(24,072)	(5,254)	(16,527)	(24,058)	(6,028)	(48,542)
(663,036)	(501,352)	(467,592)	(511,131)	(277,821)	(504,697)
Net increase (decrease) in shares outstanding:
Class R1	(294,454)	(80,093)	(47,414)	(167,790)	87,592	(227,306)
Class R3	51,488	29	25,474	26	39,758	29
Class R6	177,293	12,946	34,545	772	7,756	(32,772)
(65,673)	(67,118)	12,605	(166,992)	135,106	(260,049)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

Transamerica ClearTrack® 2045	Transamerica ClearTrack® 2050	Transamerica ClearTrack® 2055
October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
From operations:
Net investment income (loss)	$1,249,869	$221,310	$1,093,307	$188,422	$38,481	$8,563
Net realized gain (loss)	17,320,105	1,050,607	15,479,923	823,787	234,577	13,917
Net change in unrealized appreciation (depreciation)	(26,693,928)	9,049,585	(23,694,303)	8,394,815	(494,053)	236,148
Net increase (decrease) in net assets resulting from operations	(8,123,954)	10,321,502	(7,121,073)	9,407,024	(220,995)	258,628

Dividends and/or distributions to shareholders:
Class R1	(2,171,567)	(1,099,539)	(1,795,304)	(530,496)	(18,217)	(7,447)
Class R3	(861)	(428)	(847)	(255)	(701)	(298)
Class R6	(46,020)	(22,414)	(51,931)	(17,874)	(28,579)	(11,731)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(2,218,448)	(1,122,381)	(1,848,082)	(548,625)	(47,497)	(19,476)

Capital share transactions:
Proceeds from shares sold:
Class R1	858,936	1,622,748	2,005,600	2,875,382	—	—
Class R3	546,086	—	463,459	—	399,224	—
Class R6	147,597	131,162	98,712	69,401	80,623	45,500
1,552,619	1,753,910	2,567,771	2,944,783	479,847	45,500
Dividends and/or distributions reinvested:
Class R1	2,171,567	1,099,539	1,795,304	530,496	18,217	7,447
Class R3	861	428	847	255	701	298
Class R6	46,020	22,414	51,931	17,874	28,579	11,731
2,218,448	1,122,381	1,848,082	548,625	47,497	19,476
Cost of shares redeemed:
Class R1	(3,435,422)	(3,981,854)	(3,484,901)	(4,974,447)	—	—
Class R3	(248,786)	—	(95,695)	—	(182,089)	—
Class R6	(42,697)	(109,246)	(173,706)	(129,727)	(124,824)	(914)
(3,726,905)	(4,091,100)	(3,754,302)	(5,104,174)	(306,913)	(914)
Net increase (decrease) in net assets resulting from capital share transactions	44,162	(1,214,809)	661,551	(1,610,766)	220,431	64,062
Contributions from affiliate, Transamerica Capital, Inc.:
Class R1	—	—	—	—	2,630	(A)	—
Class R3	50	(A)	—	51	(A)	—	51	(A)	—
50	—	51	—	2,681	—
Net increase (decrease) in net assets	(10,298,190)	7,984,312	(8,307,553)	7,247,633	(45,380)	303,214

Net assets:
Beginning of year	40,415,752	32,431,440	34,591,758	27,344,125	1,005,108	701,894
End of year	$30,117,562	$40,415,752	$26,284,205	$34,591,758	$959,728	$1,005,108

Capital share transactions - shares:
Shares issued:
Class R1	59,142	109,395	134,693	187,693	—	—
Class R3	43,091	—	35,845	—	31,823	—
Class R6	10,964	8,728	6,574	4,567	5,941	3,231
113,197	118,123	177,112	192,260	37,764	3,231
Shares reinvested:
Class R1	143,717	80,258	112,982	37,333	1,225	567
Class R3	57	32	54	18	47	22
Class R6	3,022	1,625	3,240	1,248	1,919	893
146,796	81,915	116,276	38,599	3,191	1,482
Shares redeemed:
Class R1	(254,495)	(272,745)	(244,996)	(327,065)	—	—
Class R3	(21,331)	—	(7,576)	—	(13,870)	—
Class R6	(3,235)	(7,616)	(12,649)	(8,366)	(9,862)	(65)
(279,061)	(280,361)	(265,221)	(335,431)	(23,732)	(65)
Net increase (decrease) in shares outstanding:
Class R1	(51,636)	(83,092)	2,679	(102,039)	1,225	567
Class R3	21,817	32	28,323	18	18,000	22
Class R6	10,751	2,737	(2,835)	(2,551)	(2,002)	4,059
(19,068)	(80,323)	28,167	(104,572)	17,223	4,648

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

Transamerica ClearTrack® 2060	Transamerica ClearTrack® Retirement Income
October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
From operations:
Net investment income (loss)	$37,198	$8,001	$1,642,707	$489,794
Net realized gain (loss)	259,135	15,197	10,438,307	1,904,531
Net change in unrealized appreciation (depreciation)	(518,854)	220,512	(21,434,868)	4,431,110
Net increase (decrease) in net assets resulting from operations	(222,521)	243,710	(9,353,854)	6,825,435

Dividends and/or distributions to shareholders:
Class R1	(18,203)	(7,475)	(3,076,518)	(1,499,880)
Class R3	(700)	(299)	(695)	(322)
Class R6	(27,781)	(10,540)	(31,408)	(22,555)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(46,684)	(18,314)	(3,108,621)	(1,522,757)

Capital share transactions:
Proceeds from shares sold:
Class R1	—	—	1,429,733	2,297,678
Class R3	319,350	—	690,931	—
Class R6	147,786	36,591	92,748	174,811
467,136	36,591	2,213,412	2,472,489
Dividends and/or distributions reinvested:
Class R1	18,203	7,475	3,076,518	1,499,880
Class R3	700	299	695	322
Class R6	27,781	10,540	31,408	22,555
46,684	18,314	3,108,621	1,522,757
Cost of shares redeemed:
Class R1	—	—	(11,013,770)	(7,137,348)
Class R3	(181,101)	—	(81,481)	—
Class R6	(66,791)	(4,219)	(180,540)	(408,423)
(247,892)	(4,219)	(11,275,791)	(7,545,771)
Net increase (decrease) in net assets resulting from capital share transactions	265,928	50,686	(5,953,758)	(3,550,525)
Contributions from affiliate, Transamerica Capital, Inc.:
Class R1	2,631	(A)	—	—	—
Class R3	51	(A)	—	47	(A)	—
2,682	—	47	—
Net increase (decrease) in net assets	(595)	276,082	(18,416,186)	1,752,153

Net assets:
Beginning of year	942,683	666,601	60,934,047	59,181,894
End of year	$942,088	$942,683	$42,517,861	$60,934,047

Capital share transactions - shares:
Shares issued:
Class R1	—	—	130,438	197,848
Class R3	25,968	—	69,115	—
Class R6	10,542	2,556	8,452	15,310
36,510	2,556	208,005	213,158
Shares reinvested:
Class R1	1,227	569	270,582	132,968
Class R3	47	23	61	29
Class R6	1,868	803	2,745	1,989
3,142	1,395	273,388	134,986
Shares redeemed:
Class R1	—	—	(1,065,138)	(621,694)
Class R3	(14,879)	—	(8,631)	—
Class R6	(5,245)	(312)	(17,177)	(35,724)
(20,124)	(312)	(1,090,946)	(657,418)
Net increase (decrease) in shares outstanding:
Class R1	1,227	569	(664,118)	(290,878)
Class R3	11,136	23	60,545	29
Class R6	7,165	3,047	(5,980)	(18,425)
19,528	3,639	(609,553)	(309,274)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2015
	Class R1
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$12.39	$10.94	$10.67	$10.24	$10.66

Investment operations:
Net investment income (loss) (A)	0.34	0.10	0.13	0.16	0.15
Net realized and unrealized gain (loss)	(2.30)	1.67	0.48	0.81	(0.33)
Total investment operations	(1.96)	1.77	0.61	0.97	(0.18)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.10)	(0.16)	(0.17)	(0.14)
Net realized gains	(0.47)	(0.22)	(0.18)	(0.37)	(0.10)
Total dividends and/or distributions to shareholders	(0.71)	(0.32)	(0.34)	(0.54)	(0.24)

Net asset value, end of year	$9.72	$12.39	$10.94	$10.67	$10.24
Total return	(16.85)%	16.40%	5.89%	10.23%	(1.76)%

Ratio and supplemental data:
Net assets end of year (000’s)	$25,522	$35,199	$33,907	$37,914	$41,573
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	1.08%	1.26%	1.26%	1.26%	1.19%
Including waiver and/or reimbursement and recapture (C)	0.88%	1.14%	1.14%	1.12%	1.12%
Net investment income (loss) to average net assets	3.12%	0.80%	1.20%	1.53%	1.42%
Portfolio turnover rate	101%	7%	12%	42%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.32%, 0.06%, 0.06%, 0.08% and 0.08%, for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2015
	Class R3
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$12.38		$10.93	$10.68	$9.99

Investment operations:
Net investment income (loss) (B)	0.36		0.12	0.15	0.11
Net realized and unrealized gain (loss)	(2.29)		1.69	0.48	0.58
Total investment operations	(1.93)		1.81	0.63	0.69
Contributions from affiliate	0.04	(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.27)		(0.14)	(0.20)	—
Net realized gains	(0.47)		(0.22)	(0.18)	—
Total dividends and/or distributions to shareholders	(0.74)		(0.36)	(0.38)	—

Net asset value, end of period/year	$9.75		$12.38	$10.93	$10.68
Total return	(16.20	)%(C)	16.75%	6.08%	6.91	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$11		$13	$11	$11
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.83%		1.01%	1.01%	1.01	%(F)
Including waiver and/or reimbursement and recapture (G)	0.63%		0.89%	0.89%	0.87	%(F)
Net investment income (loss) to average net assets	3.31%		1.04%	1.43%	1.54	%(F)
Portfolio turnover rate	101%		7%	12%	42%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.33%.
(D)	Not annualized.
(E)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(F)	Annualized.
(G)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.32%, 0.06%, 0.06% and 0.08% (annualized), for the years ended October 31, 2022, October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2015
	Class R6
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$12.51	$11.04	$10.77	$10.34	$10.77

Investment operations:
Net investment income (loss) (A)	0.40	0.18	0.19	0.23	0.22
Net realized and unrealized gain (loss)	(2.30)	1.69	0.50	0.82	(0.33)
Total investment operations	(1.90)	1.87	0.69	1.05	(0.11)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.18)	(0.24)	(0.25)	(0.22)
Net realized gains	(0.47)	(0.22)	(0.18)	(0.37)	(0.10)
Total dividends and/or distributions to shareholders	(0.79)	(0.40)	(0.42)	(0.62)	(0.32)

Net asset value, end of year	$9.82	$12.51	$11.04	$10.77	$10.34
Total return	(16.28)%	17.19%	6.55%	11.00%	(1.16)%

Ratio and supplemental data:
Net assets end of year (000’s)	$533	$619	$599	$380	$421
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.43%	0.61%	0.61%	0.61%	0.54%
Including waiver and/or reimbursement and recapture (C)	0.23%	0.49%	0.49%	0.47%	0.47%
Net investment income (loss) to average net assets	3.71%	1.46%	1.75%	2.21%	2.06%
Portfolio turnover rate	101%	7%	12%	42%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.32%, 0.06%, 0.06%, 0.08% and 0.08%, for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2020
	Class R1
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$10.65	$9.05	$10.65	$10.38	$10.73

Investment operations:
Net investment income (loss) (A)	0.29	0.08	0.04	0.15	0.15
Net realized and unrealized gain (loss)	(2.00)	1.53	(1.16)	0.79	(0.31)
Total investment operations	(1.71)	1.61	(1.12)	0.94	(0.16)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.01)	(0.17)	(0.16)	(0.13)
Net realized gains	(0.38)	—	(0.31)	(0.51)	(0.06)
Total dividends and/or distributions to shareholders	(0.58)	(0.01)	(0.48)	(0.67)	(0.19)

Net asset value, end of year	$8.36	$10.65	$9.05	$10.65	$10.38
Total return	(17.00)%	17.75%	(11.16)%	9.99%	(1.55)%

Ratio and supplemental data:
Net assets end of year (000’s)	$25,630	$37,150	$37,467	$51,652	$59,914
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	1.07%	1.25%	1.25%	1.20%	1.15%
Including waiver and/or reimbursement and recapture (C)	0.88%	1.15%	1.14%	1.12%	1.12%
Net investment income (loss) to average net assets	3.10%	0.76%	0.44%	1.46%	1.38%
Portfolio turnover rate	102%	11%	137%	50%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.32%, 0.05%, 0.06%, 0.08% and 0.08%, for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2020
	Class R3
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$10.63		$9.04	$10.65	$9.97

Investment operations:
Net investment income (loss) (B)	0.31		0.10	0.06	0.10
Net realized and unrealized gain (loss)	(1.99)		1.53	(1.15)	0.58
Total investment operations	(1.68)		1.63	(1.09)	0.68
Contributions from affiliate	0.04	(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.23)		(0.04)	(0.21)	—
Net realized gains	(0.38)		—	(0.31)	—
Total dividends and/or distributions to shareholders	(0.61)		(0.04)	(0.52)	—

Net asset value, end of period/year	$8.38		$10.63	$9.04	$10.65
Total return	(16.29	)%(C)	18.02%	(10.91)%	6.82	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$9		$11	$10	$11
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.82%		1.00%	0.99%	0.95	%(F)
Including waiver and/or reimbursement and recapture (G)	0.60%		0.90%	0.89%	0.87	%(F)
Net investment income (loss) to average net assets	3.34%		1.00%	0.64%	1.52	%(F)
Portfolio turnover rate	102%		11%	137%	50%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.41%.
(D)	Not annualized.
(E)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(F)	Annualized.
(G)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.32%, 0.05%, 0.06% and 0.08% (annualized), for the years ended October 31, 2022, October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2020
	Class R6
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$10.76	$9.14	$10.76	$10.49	$10.85

Investment operations:
Net investment income (loss) (A)	0.35	0.14	0.09	0.22	0.22
Net realized and unrealized gain (loss)	(2.02)	1.55	(1.16)	0.80	(0.32)
Total investment operations	(1.67)	1.69	(1.07)	1.02	(0.10)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.07)	(0.24)	(0.24)	(0.20)
Net realized gains	(0.38)	—	(0.31)	(0.51)	(0.06)
Total dividends and/or distributions to shareholders	(0.65)	(0.07)	(0.55)	(0.75)	(0.26)

Net asset value, end of year	$8.44	$10.76	$9.14	$10.76	$10.49
Total return	(16.54)%	18.60%	(10.60)%	10.77%	(1.00)%

Ratio and supplemental data:
Net assets end of year (000’s)	$461	$593	$495	$447	$669
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.42%	0.60%	0.60%	0.55%	0.50%
Including waiver and/or reimbursement and recapture (C)	0.23%	0.50%	0.49%	0.47%	0.47%
Net investment income (loss) to average net assets	3.71%	1.41%	0.95%	2.17%	2.01%
Portfolio turnover rate	102%	11%	137%	50%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.32%, 0.05%, 0.06%, 0.08% and 0.08%, for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2025
	Class R1
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$11.13	$9.55	$11.11	$10.70	$11.06

Investment operations:
Net investment income (loss) (A)	0.30	0.07	0.04	0.15	0.14
Net realized and unrealized gain (loss)	(2.17)	1.72	(1.30)	0.94	(0.32)
Total investment operations	(1.87)	1.79	(1.26)	1.09	(0.18)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.03)	(0.16)	(0.16)	(0.12)
Net realized gains	(0.35)	(0.18)	(0.14)	(0.52)	(0.06)
Total dividends and/or distributions to shareholders	(0.57)	(0.21)	(0.30)	(0.68)	(0.18)

Net asset value, end of year	$8.69	$11.13	$9.55	$11.11	$10.70
Total return	(17.73)%	18.93%	(11.77)%	11.23%	(1.65)%

Ratio and supplemental data:
Net assets end of year (000’s)	$42,706	$58,821	$55,999	$74,011	$73,294
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.98%	1.18%	1.17%	1.17%	1.14%
Including waiver and/or reimbursement and recapture (C)	0.87%	1.15%	1.14%	1.14%	1.13%
Net investment income (loss) to average net assets	3.10%	0.69%	0.39%	1.43%	1.30%
Portfolio turnover rate	106%	19%	161%	20%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.33%, 0.05%, 0.06%, 0.06% and 0.07%, for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2025
	Class R3
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$11.12		$9.54	$11.11	$10.40

Investment operations:
Net investment income (loss) (B)	0.19		0.10	0.06	0.11
Net realized and unrealized gain (loss)	(2.03)		1.72	(1.29)	0.60
Total investment operations	(1.84)		1.82	(1.23)	0.71
Contributions from affiliate	0.00	(C)(D)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.25)		(0.06)	(0.20)	—
Net realized gains	(0.35)		(0.18)	(0.14)	—
Total dividends and/or distributions to shareholders	(0.60)		(0.24)	(0.34)	—

Net asset value, end of period/year	$8.68		$11.12	$9.54	$11.11
Total return	(17.52	)%(D)	19.33%	(11.58)%	6.83	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$327		$11	$9	$11
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.73%		0.93%	0.92%	0.91	%(G)
Including waiver and/or reimbursement and recapture (H)	0.61%		0.90%	0.89%	0.89	%(G)
Net investment income (loss) to average net assets	2.12%		0.93%	0.60%	1.52	%(G)
Portfolio turnover rate	106%		19%	161%	20%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Not annualized.
(F)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(G)	Annualized.
(H)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.33%, 0.05%, 0.06% and 0.06% (annualized), for the years ended October 31, 2022, October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2025
	Class R6
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$11.25	$9.65	$11.23	$10.83	$11.19

Investment operations:
Net investment income (loss) (A)	0.38	0.15	0.08	0.22	0.22
Net realized and unrealized gain (loss)	(2.20)	1.73	(1.29)	0.94	(0.32)
Total investment operations	(1.82)	1.88	(1.21)	1.16	(0.10)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.10)	(0.23)	(0.24)	(0.20)
Net realized gains	(0.35)	(0.18)	(0.14)	(0.52)	(0.06)
Total dividends and/or distributions to shareholders	(0.64)	(0.28)	(0.37)	(0.76)	(0.26)

Net asset value, end of year	$8.79	$11.25	$9.65	$11.23	$10.83
Total return	(17.17)%	19.78%	(11.26)%	11.89%	(1.00)%

Ratio and supplemental data:
Net assets end of year (000’s)	$655	$1,483	$1,588	$1,292	$1,370
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.33%	0.53%	0.52%	0.52%	0.49%
Including waiver and/or reimbursement and recapture (C)	0.22%	0.50%	0.49%	0.49%	0.48%
Net investment income (loss) to average net assets	3.84%	1.37%	0.81%	2.10%	1.93%
Portfolio turnover rate	106%	19%	161%	20%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.33%, 0.05%, 0.06%, 0.06% and 0.07%, for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2030
	Class R1
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$13.85	$11.65	$11.36	$10.91	$11.27

Investment operations:
Net investment income (loss) (A)	0.39	0.08	0.13	0.15	0.15
Net realized and unrealized gain (loss)	(2.82)	2.47	0.49	0.98	(0.29)
Total investment operations	(2.43)	2.55	0.62	1.13	(0.14)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.11)	(0.16)	(0.16)	(0.13)
Net realized gains	(0.39)	(0.24)	(0.17)	(0.52)	(0.09)
Total dividends and/or distributions to shareholders	(0.69)	(0.35)	(0.33)	(0.68)	(0.22)

Net asset value, end of year	$10.73	$13.85	$11.65	$11.36	$10.91
Total return	(18.51)%	22.17%	5.48%	11.38%	(1.34)%

Ratio and supplemental data:
Net assets end of year (000’s)	$45,872	$63,252	$54,145	$57,414	$57,571
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.96%	1.17%	1.19%	1.20%	1.16%
Including waiver and/or reimbursement and recapture (C)	0.86%	1.16%	1.15%	1.15%	1.13%
Net investment income (loss) to average net assets	3.21%	0.65%	1.12%	1.38%	1.28%
Portfolio turnover rate	109%	9%	15%	16%	26%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.34%, 0.04%, 0.05%, 0.05% and 0.07%, for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2030
	Class R3
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$13.83		$11.64	$11.36	$10.63

Investment operations:
Net investment income (loss) (B)	0.27		0.12	0.15	0.11
Net realized and unrealized gain (loss)	(2.64)		2.45	0.50	0.62
Total investment operations	(2.37)		2.57	0.65	0.73
Contributions from affiliate	0.00	(C)(D)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.34)		(0.14)	(0.20)	—
Net realized gains	(0.39)		(0.24)	(0.17)	—
Total dividends and/or distributions to shareholders	(0.73)		(0.38)	(0.37)	—

Net asset value, end of period/year	$10.73		$13.83	$11.64	$11.36
Total return	(18.17	)%(D)	22.42%	5.74%	6.87	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$563		$14	$11	$11
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.71%		0.92%	0.94%	0.94	%(G)
Including waiver and/or reimbursement and recapture (H)	0.59%		0.91%	0.90%	0.90	%(G)
Net investment income (loss) to average net assets	2.53%		0.89%	1.36%	1.50	%(G)
Portfolio turnover rate	109%		9%	15%	16%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Not annualized.
(F)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(G)	Annualized.
(H)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.34%, 0.04%, 0.05% and 0.05% (annualized), the years ended October 31, 2022, October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2030
	Class R6
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$14.02	$11.78	$11.49	$11.04	$11.40

Investment operations:
Net investment income (loss) (A)	0.37	0.17	0.19	0.22	0.22
Net realized and unrealized gain (loss)	(2.74)	2.49	0.50	0.99	(0.29)
Total investment operations	(2.37)	2.66	0.69	1.21	(0.07)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.39)	(0.18)	(0.23)	(0.24)	(0.20)
Net realized gains	(0.39)	(0.24)	(0.17)	(0.52)	(0.09)
Total dividends and/or distributions to shareholders	(0.78)	(0.42)	(0.40)	(0.76)	(0.29)

Net asset value, end of year	$10.87	$14.02	$11.78	$11.49	$11.04
Total return	(17.96)%	23.02%	6.09%	12.13%	(0.69)%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,763	$1,078	$754	$380	$383
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.31%	0.52%	0.54%	0.55%	0.51%
Including waiver and/or reimbursement and recapture (C)	0.21%	0.51%	0.50%	0.50%	0.48%
Net investment income (loss) to average net assets	3.13%	1.29%	1.62%	2.02%	1.92%
Portfolio turnover rate	109%	9%	15%	16%	26%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.34%, 0.04%, 0.05%, 0.05% and 0.07%, for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2035
	Class R1
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$14.65	$11.88	$11.51	$11.09	$11.47

Investment operations:
Net investment income (loss) (A)	0.42	0.08	0.13	0.14	0.15
Net realized and unrealized gain (loss)	(3.10)	3.01	0.48	1.03	(0.33)
Total investment operations	(2.68)	3.09	0.61	1.17	(0.18)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.11)	(0.15)	(0.17)	(0.13)
Net realized gains	(0.45)	(0.21)	(0.09)	(0.58)	(0.07)
Total dividends and/or distributions to shareholders	(0.80)	(0.32)	(0.24)	(0.75)	(0.20)

Net asset value, end of year	$11.17	$14.65	$11.88	$11.51	$11.09
Total return	(19.41)%	26.33%	5.31%	11.65%	(1.62)%

Ratio and supplemental data:
Net assets end of year (000’s)	$49,803	$66,023	$55,525	$57,683	$57,851
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.96%	1.17%	1.19%	1.20%	1.16%
Including waiver and/or reimbursement and recapture (C)	0.86%	1.16%	1.15%	1.15%	1.13%
Net investment income (loss) to average net assets	3.30%	0.57%	1.09%	1.32%	1.27%
Portfolio turnover rate	108%	7%	13%	12%	24%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.34%, 0.04%, 0.05%, 0.05% and 0.07%, for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2035
	Class R3
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$14.63		$11.86	$11.50	$10.77

Investment operations:
Net investment income (loss) (B)	0.18		0.11	0.15	0.11
Net realized and unrealized gain (loss)	(2.81)		3.01	0.49	0.62
Total investment operations	(2.63)		3.12	0.64	0.73
Contributions from affiliate	0.00	(C)(D)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.39)		(0.14)	(0.19)	—
Net realized gains	(0.45)		(0.21)	(0.09)	—
Total dividends and/or distributions to shareholders	(0.84)		(0.35)	(0.28)	—

Net asset value, end of period/year	$11.16		$14.63	$11.86	$11.50
Total return	(19.15	)%(D)	26.69%	5.57%	6.78	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$295		$14	$11	$11
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.71%		0.92%	0.94%	0.94	%(G)
Including waiver and/or reimbursement and recapture (H)	0.59%		0.91%	0.90%	0.90	%(G)
Net investment income (loss) to average net assets	1.60%		0.82%	1.33%	1.47	%(G)
Portfolio turnover rate	108%		7%	13%	12%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Not annualized.
(F)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(G)	Annualized.
(H)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.34%, 0.04%, 0.05% and 0.05% (annualized), for the years ended October 31, 2022, October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2035
	Class R6
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$14.83	$12.02	$11.63	$11.23	$11.59

Investment operations:
Net investment income (loss) (A)	0.47	0.17	0.19	0.22	0.22
Net realized and unrealized gain (loss)	(3.09)	3.04	0.52	1.01	(0.30)
Total investment operations	(2.62)	3.21	0.71	1.23	(0.08)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.45)	(0.19)	(0.23)	(0.25)	(0.21)
Net realized gains	(0.45)	(0.21)	(0.09)	(0.58)	(0.07)
Total dividends and/or distributions to shareholders	(0.90)	(0.40)	(0.32)	(0.83)	(0.28)

Net asset value, end of year	$11.31	$14.83	$12.02	$11.63	$11.23
Total return	(18.91)%	27.12%	6.10%	12.22%	(0.81)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,218	$1,085	$869	$516	$459
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.31%	0.52%	0.54%	0.55%	0.51%
Including waiver and/or reimbursement and recapture (C)	0.21%	0.51%	0.50%	0.50%	0.48%
Net investment income (loss) to average net assets	3.74%	1.25%	1.67%	1.97%	1.87%
Portfolio turnover rate	108%	7%	13%	12%	24%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.34%, 0.04%, 0.05%, 0.05% and 0.07%, for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2040
	Class R1
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$15.03	$12.00	$11.66	$11.26	$11.58

Investment operations:
Net investment income (loss) (A)	0.44	0.08	0.13	0.14	0.14
Net realized and unrealized gain (loss)	(3.26)	3.33	0.48	1.02	(0.27)
Total investment operations	(2.82)	3.41	0.61	1.16	(0.13)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.11)	(0.15)	(0.16)	(0.14)
Net realized gains	(0.48)	(0.27)	(0.12)	(0.60)	(0.05)
Total dividends and/or distributions to shareholders	(0.88)	(0.38)	(0.27)	(0.76)	(0.19)

Net asset value, end of year	$11.33	$15.03	$12.00	$11.66	$11.26
Total return	(19.99)%	28.88%	5.27%	11.54%	(1.17)%

Ratio and supplemental data:
Net assets end of year (000’s)	$45,150	$58,588	$49,510	$51,798	$51,048
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.97%	1.18%	1.20%	1.22%	1.17%
Including waiver and/or reimbursement and recapture (C)	0.86%	1.16%	1.15%	1.15%	1.13%
Net investment income (loss) to average net assets	3.43%	0.57%	1.10%	1.29%	1.20%
Portfolio turnover rate	111%	6%	12%	15%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.34%, 0.04%, 0.05%, 0.05% and 0.07%, for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2040
	Class R3
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$15.00		$11.98	$11.65	$10.92

Investment operations:
Net investment income (loss) (B)	0.15		0.11	0.16	0.11
Net realized and unrealized gain (loss)	(2.92)		3.32	0.48	0.62
Total investment operations	(2.77)		3.43	0.64	0.73
Contributions from affiliate	0.00	(C)(D)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.44)		(0.14)	(0.19)	—
Net realized gains	(0.48)		(0.27)	(0.12)	—
Total dividends and/or distributions to shareholders	(0.92)		(0.41)	(0.31)	—

Net asset value, end of period/year	$11.31		$15.00	$11.98	$11.65
Total return	(19.76	)%(D)	29.17%	5.52%	6.68	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$461		$15	$11	$11
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.72%		0.93%	0.95%	0.96	%(G)
Including waiver and/or reimbursement and recapture (H)	0.59%		0.91%	0.90%	0.90	%(G)
Net investment income (loss) to average net assets	1.31%		0.81%	1.34%	1.47	%(G)
Portfolio turnover rate	111%		6%	12%	15%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Not annualized.
(F)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(G)	Annualized.
(H)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.34%, 0.04%, 0.05% and 0.05% (annualized), for the years ended October 31, 2022, October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2040
	Class R6
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$15.28	$12.19	$11.84	$11.43	$11.76

Investment operations:
Net investment income (loss) (A)	0.52	0.19	0.20	0.22	0.22
Net realized and unrealized gain (loss)	(3.30)	3.36	0.50	1.03	(0.29)
Total investment operations	(2.78)	3.55	0.70	1.25	(0.07)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.50)	(0.19)	(0.23)	(0.24)	(0.21)
Net realized gains	(0.48)	(0.27)	(0.12)	(0.60)	(0.05)
Total dividends and/or distributions to shareholders	(0.98)	(0.46)	(0.35)	(0.84)	(0.26)

Net asset value, end of year	$11.52	$15.28	$12.19	$11.84	$11.43
Total return	(19.54)%	29.69%	5.93%	12.36%	(0.62)%

Ratio and supplemental data:
Net assets end of year (000’s)	$718	$834	$1,065	$780	$815
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.32%	0.53%	0.55%	0.57%	0.52%
Including waiver and/or reimbursement and recapture (C)	0.21%	0.51%	0.50%	0.50%	0.48%
Net investment income (loss) to average net assets	4.00%	1.34%	1.69%	1.94%	1.84%
Portfolio turnover rate	111%	6%	12%	15%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.34%, 0.04%, 0.05%, 0.05% and 0.07%, for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2045
	Class R1
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$15.76	$12.27	$11.94	$11.45	$11.76

Investment operations:
Net investment income (loss) (A)	0.48	0.08	0.13	0.14	0.13
Net realized and unrealized gain (loss)	(3.55)	3.84	0.49	1.09	(0.24)
Total investment operations	(3.07)	3.92	0.62	1.23	(0.11)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.45)	(0.11)	(0.15)	(0.16)	(0.13)
Net realized gains	(0.41)	(0.32)	(0.14)	(0.58)	(0.07)
Total dividends and/or distributions to shareholders	(0.86)	(0.43)	(0.29)	(0.74)	(0.20)

Net asset value, end of year	$11.83	$15.76	$12.27	$11.94	$11.45
Total return	(20.63)%	32.47%	5.15%	11.97%	(0.97)%

Ratio and supplemental data:
Net assets end of year (000’s)	$29,168	$39,667	$31,883	$34,278	$34,139
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	1.05%	1.25%	1.28%	1.29%	1.22%
Including waiver and/or reimbursement and recapture (C)	0.85%	1.16%	1.15%	1.15%	1.14%
Net investment income (loss) to average net assets	3.55%	0.57%	1.09%	1.26%	1.12%
Portfolio turnover rate	116%	5%	9%	15%	15%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.35%, 0.04%, 0.05%, 0.05% and 0.06%, for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2045
	Class R3
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$15.72		$12.24	$11.93	$11.18

Investment operations:
Net investment income (loss) (B)	0.17		0.12	0.16	0.11
Net realized and unrealized gain (loss)	(3.19)		3.83	0.48	0.64
Total investment operations	(3.02)		3.95	0.64	0.75
Contributions from affiliate	0.00	(C)(D)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.49)		(0.15)	(0.19)	—
Net realized gains	(0.41)		(0.32)	(0.14)	—
Total dividends and/or distributions to shareholders	(0.90)		(0.47)	(0.33)	—

Net asset value, end of period/year	$11.80		$15.72	$12.24	$11.93
Total return	(20.41	)%(D)	32.82%	5.34%	6.71	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$269		$15	$11	$11
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.80%		0.99%	1.03%	1.03	%(G)
Including waiver and/or reimbursement and recapture (H)	0.59%		0.91%	0.90%	0.90	%(G)
Net investment income (loss) to average net assets	1.38%		0.81%	1.33%	1.48	%(G)
Portfolio turnover rate	116%		5%	9%	15%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Not annualized.
(F)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(G)	Annualized.
(H)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.35%, 0.04%, 0.05% and 0.05% (annualized), for the years ended October 31, 2022, October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2045
	Class R6
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$15.96	$12.41	$12.08	$11.59	$11.90

Investment operations:
Net investment income (loss) (A)	0.54	0.18	0.21	0.22	0.21
Net realized and unrealized gain (loss)	(3.55)	3.89	0.49	1.09	(0.25)
Total investment operations	(3.01)	4.07	0.70	1.31	(0.04)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.55)	(0.20)	(0.23)	(0.24)	(0.20)
Net realized gains	(0.41)	(0.32)	(0.14)	(0.58)	(0.07)
Total dividends and/or distributions to shareholders	(0.96)	(0.52)	(0.37)	(0.82)	(0.27)

Net asset value, end of year	$11.99	$15.96	$12.41	$12.08	$11.59
Total return	(20.10)%	33.39%	5.76%	12.70%	(0.35)%

Ratio and supplemental data:
Net assets end of year (000’s)	$681	$734	$537	$417	$505
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.40%	0.60%	0.63%	0.64%	0.57%
Including waiver and/or reimbursement and recapture (C)	0.20%	0.51%	0.50%	0.50%	0.49%
Net investment income (loss) to average net assets	3.99%	1.23%	1.71%	1.90%	1.70%
Portfolio turnover rate	116%	5%	9%	15%	15%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.35%, 0.04%, 0.05%, 0.05% and 0.06%, for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2050
	Class R1
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$16.54	$12.45	$12.10	$11.52	$11.79

Investment operations:
Net investment income (loss) (A)	0.51	0.09	0.13	0.15	0.13
Net realized and unrealized gain (loss)	(3.77)	4.24	0.46	1.09	(0.24)
Total investment operations	(3.26)	4.33	0.59	1.24	(0.11)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.49)	(0.11)	(0.15)	(0.16)	(0.12)
Net realized gains	(0.39)	(0.13)	(0.09)	(0.50)	(0.04)
Total dividends and/or distributions to shareholders	(0.88)	(0.24)	(0.24)	(0.66)	(0.16)

Net asset value, end of year	$12.40	$16.54	$12.45	$12.10	$11.52
Total return	(20.88)%	35.17%	4.87%	11.87%	(1.04)%

Ratio and supplemental data:
Net assets end of year (000’s)	$25,318	$33,724	$26,659	$26,865	$26,279
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	1.08%	1.28%	1.32%	1.36%	1.26%
Including waiver and/or reimbursement and recapture (C)	0.84%	1.16%	1.16%	1.15%	1.14%
Net investment income (loss) to average net assets	3.60%	0.56%	1.09%	1.29%	1.09%
Portfolio turnover rate	120%	4%	6%	13%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.36%, 0.04%, 0.04%, 0.05% and 0.06%, for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2050
	Class R3
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$16.50		$12.42	$12.08	$11.33

Investment operations:
Net investment income (loss) (B)	0.17		0.12	0.16	0.12
Net realized and unrealized gain (loss)	(3.38)		4.24	0.46	0.63
Total investment operations	(3.21)		4.36	0.62	0.75
Contributions from affiliate	0.00	(C)(D)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.53)		(0.15)	(0.19)	—
Net realized gains	(0.39)		(0.13)	(0.09)	—
Total dividends and/or distributions to shareholders	(0.92)		(0.28)	(0.28)	—

Net asset value, end of period/year	$12.37		$16.50	$12.42	$12.08
Total return	(20.67	)%(D)	35.51%	5.14%	6.62	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$361		$15	$11	$11
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.83%		1.03%	1.07%	1.10	%(G)
Including waiver and/or reimbursement and recapture (H)	0.57%		0.91%	0.91%	0.90	%(G)
Net investment income (loss) to average net assets	1.32%		0.80%	1.34%	1.50	%(G)
Portfolio turnover rate	120%		4%	6%	13%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Not annualized.
(F)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(G)	Annualized.
(H)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.36%, 0.04%, 0.04% and 0.05% (annualized), for the years ended October 31, 2022, October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2050
	Class R6
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$16.76	$12.61	$12.24	$11.66	$11.92

Investment operations:
Net investment income (loss) (A)	0.62	0.18	0.21	0.23	0.21
Net realized and unrealized gain (loss)	(3.82)	4.30	0.48	1.10	(0.24)
Total investment operations	(3.20)	4.48	0.69	1.33	(0.03)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.59)	(0.20)	(0.23)	(0.25)	(0.19)
Net realized gains	(0.39)	(0.13)	(0.09)	(0.50)	(0.04)
Total dividends and/or distributions to shareholders	(0.98)	(0.33)	(0.32)	(0.75)	(0.23)

Net asset value, end of year	$12.58	$16.76	$12.61	$12.24	$11.66
Total return	(20.34)%	35.97%	5.63%	12.62%	(0.34)%

Ratio and supplemental data:
Net assets end of year (000’s)	$605	$853	$674	$424	$699
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.43%	0.63%	0.67%	0.71%	0.62%
Including waiver and/or reimbursement and recapture (C)	0.19%	0.51%	0.51%	0.50%	0.49%
Net investment income (loss) to average net assets	4.29%	1.20%	1.69%	1.98%	1.75%
Portfolio turnover rate	120%	4%	6%	13%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.36%, 0.04%, 0.04%, 0.05% and 0.06%, for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2055
	Class R1
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$15.31		$11.52	$11.24	$10.44	$10.61

Investment operations:
Net investment income (loss) (A)	0.54		0.08	0.13	0.13	0.12
Net realized and unrealized gain (loss)	(3.57)		3.99	0.43	1.07	(0.21)
Total investment operations	(3.03)		4.07	0.56	1.20	(0.09)
Contributions from affiliate	0.09	(B)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.46)		(0.11)	(0.14)	(0.14)	(0.07)
Net realized gains	(0.21)		(0.17)	(0.14)	(0.26)	(0.01)
Total dividends and/or distributions to shareholders	(0.67)		(0.28)	(0.28)	(0.40)	(0.08)

Net asset value, end of year	$11.70		$15.31	$11.52	$11.24	$10.44
Total return	(20.16	)%(B)	35.71%	4.89%	12.22%	(0.96)%

Ratio and supplemental data:
Net assets end of year (000’s)	$335		$420	$309	$295	$262
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	8.81%		9.17%	11.19%	14.43%	11.72%
Including waiver and/or reimbursement and recapture (D)	0.26%		1.17%	1.15%	1.15%	1.13%
Net investment income (loss) to average net assets	4.15%		0.58%	1.14%	1.25%	1.10%
Portfolio turnover rate	147%		6%	12%	25%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.63%.
(C)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(D)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.37%, 0.04%, 0.05%, 0.05% and 0.07%, for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2055
	Class R3
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$15.28		$11.49	$11.22	$10.51

Investment operations:
Net investment income (loss) (B)	0.18		0.12	0.16	0.11
Net realized and unrealized gain (loss)	(3.26)		3.98	0.42	0.60
Total investment operations	(3.08)		4.10	0.58	0.71
Contributions from affiliate	0.00	(C)(D)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.50)		(0.14)	(0.17)	—
Net realized gains	(0.21)		(0.17)	(0.14)	—
Total dividends and/or distributions to shareholders	(0.71)		(0.31)	(0.31)	—

Net asset value, end of period/year	$11.49		$15.28	$11.49	$11.22
Total return	(21.24	)%(D)	36.09%	5.12%	6.76	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$219		$15	$11	$11
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	8.56%		8.92%	10.94%	14.18	%(G)
Including waiver and/or reimbursement and recapture (H)	0.55%		0.92%	0.90%	0.90	%(G)
Net investment income (loss) to average net assets	1.52%		0.84%	1.39%	1.49	%(G)
Portfolio turnover rate	147%		6%	12%	25%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Not annualized.
(F)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(G)	Annualized.
(H)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.37%, 0.04%, 0.05% and 0.05% (annualized), for the years ended October 31, 2022, October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2055
	Class R6
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$15.41	$11.58	$11.29	$10.50	$10.64

Investment operations:
Net investment income (loss) (A)	0.57	0.18	0.20	0.20	0.19
Net realized and unrealized gain (loss)	(3.61)	4.00	0.44	1.06	(0.22)
Total investment operations	(3.04)	4.18	0.64	1.26	(0.03)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.55)	(0.18)	(0.21)	(0.21)	(0.10)
Net realized gains	(0.21)	(0.17)	(0.14)	(0.26)	(0.01)
Total dividends and/or distributions to shareholders	(0.76)	(0.35)	(0.35)	(0.47)	(0.11)

Net asset value, end of year	$11.61	$15.41	$11.58	$11.29	$10.50
Total return	(20.82)%	36.63%	5.60%	12.89%	(0.37)%

Ratio and supplemental data:
Net assets end of year (000’s)	$406	$570	$382	$323	$270
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	8.16%	8.52%	10.54%	13.78%	11.07%
Including waiver and/or reimbursement and recapture (C)	0.18%	0.52%	0.50%	0.50%	0.48%
Net investment income (loss) to average net assets	4.31%	1.23%	1.78%	1.89%	1.75%
Portfolio turnover rate	147%	6%	12%	25%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.37%, 0.04%, 0.05%, 0.05% and 0.07%, for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2060
	Class R1
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$15.30		$11.51	$11.24	$10.44	$10.61

Investment operations:
Net investment income (loss) (A)	0.53		0.08	0.13	0.13	0.12
Net realized and unrealized gain (loss)	(3.55)		3.99	0.42	1.07	(0.21)
Total investment operations	(3.02)		4.07	0.55	1.20	(0.09)
Contributions from affiliate	0.09	(B)	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.43)		(0.11)	(0.14)	(0.14)	(0.07)
Net realized gains	(0.23)		(0.17)	(0.14)	(0.26)	(0.01)
Total dividends and/or distributions to shareholders	(0.66)		(0.28)	(0.28)	(0.40)	(0.08)

Net asset value, end of year	$11.71		$15.30	$11.51	$11.24	$10.44
Total return	(20.04	)%(B)	35.75%	4.87%	12.25%	(0.96)%

Ratio and supplemental data:
Net assets end of year (000’s)	$336		$420	$309	$295	$263
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	8.75%		9.68%	11.56%	14.59%	11.74%
Including waiver and/or reimbursement and recapture (D)	0.26%		1.16%	1.15%	1.15%	1.13%
Net investment income (loss) to average net assets	4.04%		0.60%	1.15%	1.24%	1.10%
Portfolio turnover rate	122%		8%	10%	25%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.60%.
(C)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(D)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.37%, 0.04%, 0.05%, 0.05% and 0.07%, for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2060
	Class R3
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$15.28		$11.49	$11.22	$10.51

Investment operations:
Net investment income (loss) (B)	0.27		0.12	0.16	0.11
Net realized and unrealized gain (loss)	(3.32)		3.98	0.42	0.60
Total investment operations	(3.05)		4.10	0.58	0.71
Contributions from affiliate	0.00	(C)(D)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.47)		(0.14)	(0.17)	—
Net realized gains	(0.23)		(0.17)	(0.14)	—
Total dividends and/or distributions to shareholders	(0.70)		(0.31)	(0.31)	—

Net asset value, end of period/year	$11.53		$15.28	$11.49	$11.22
Total return	(20.97	)%(D)	36.10%	5.19%	6.76	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$140		$15	$11	$11
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	8.50%		9.43%	11.31%	14.33	%(G)
Including waiver and/or reimbursement and recapture (H)	0.54%		0.91%	0.90%	0.90	%(G)
Net investment income (loss) to average net assets	2.25%		0.85%	1.40%	1.49	%(G)
Portfolio turnover rate	122%		8%	10%	25%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Not annualized.
(F)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(G)	Annualized.
(H)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.37%, 0.04%, 0.05% and 0.05% (annualized), for the years ended October 31, 2022, October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2060
	Class R6
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$15.40	$11.57	$11.29	$10.50	$10.64

Investment operations:
Net investment income (loss) (A)	0.52	0.18	0.20	0.20	0.19
Net realized and unrealized gain (loss)	(3.53)	4.00	0.43	1.06	(0.22)
Total investment operations	(3.01)	4.18	0.63	1.26	(0.03)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.53)	(0.18)	(0.21)	(0.21)	(0.10)
Net realized gains	(0.23)	(0.17)	(0.14)	(0.26)	(0.01)
Total dividends and/or distributions to shareholders	(0.76)	(0.35)	(0.35)	(0.47)	(0.11)

Net asset value, end of year	$11.63	$15.40	$11.57	$11.29	$10.50
Total return	(20.63)%	36.67%	5.57%	12.92%	(0.37)%

Ratio and supplemental data:
Net assets end of year (000’s)	$466	$508	$347	$310	$265
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	8.10%	9.03%	10.91%	13.94%	11.09%
Including waiver and/or reimbursement and recapture (C)	0.18%	0.51%	0.50%	0.50%	0.48%
Net investment income (loss) to average net assets	3.97%	1.25%	1.80%	1.89%	1.75%
Portfolio turnover rate	122%	8%	10%	25%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.37%, 0.04%, 0.05%, 0.05% and 0.07%, for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® Retirement Income
	Class R1
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$11.86	$10.86	$10.50	$10.23	$10.63

Investment operations:
Net investment income (loss) (A)	0.33	0.09	0.14	0.16	0.16
Net realized and unrealized gain (loss)	(2.19)	1.18	0.46	0.85	(0.35)
Total investment operations	(1.86)	1.27	0.60	1.01	(0.19)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.10)	(0.18)	(0.18)	(0.16)
Net realized gains	(0.38)	(0.17)	(0.06)	(0.56)	(0.05)
Total dividends and/or distributions to shareholders	(0.61)	(0.27)	(0.24)	(0.74)	(0.21)

Net asset value, end of year	$9.39	$11.86	$10.86	$10.50	$10.23
Total return	(16.54)%	11.91%	5.81%	10.76%	(1.86)%

Ratio and supplemental data:
Net assets end of year (000’s)	$41,568	$60,380	$58,473	$64,925	$72,493
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	1.00%	1.19%	1.18%	1.18%	1.13%
Including waiver and/or reimbursement and recapture (C)	0.88%	1.14%	1.13%	1.12%	1.11%
Net investment income (loss) to average net assets	3.16%	0.80%	1.31%	1.61%	1.54%
Portfolio turnover rate	101%	5%	11%	19%	24%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.32%, 0.06%, 0.07%, 0.08% and 0.09%, for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® Retirement Income
	Class R3
	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$11.86		$10.87	$10.52	$9.83

Investment operations:
Net investment income (loss) (B)	0.24		0.12	0.16	0.10
Net realized and unrealized gain (loss)	(2.08)		1.17	0.47	0.59
Total investment operations	(1.84)		1.29	0.63	0.69
Contributions from affiliate	0.00	(C)(D)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.26)		(0.13)	(0.22)	—
Net realized gains	(0.38)		(0.17)	(0.06)	—
Total dividends and/or distributions to shareholders	(0.64)		(0.30)	(0.28)	—

Net asset value, end of period/year	$9.38		$11.86	$10.87	$10.52
Total return	(16.40	)%(D)	12.10%	6.09%	7.02	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$578		$13	$11	$11
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.75%		0.94%	0.93%	0.93	%(G)
Including waiver and/or reimbursement and recapture (H)	0.62%		0.89%	0.88%	0.87	%(G)
Net investment income (loss) to average net assets	2.56%		1.05%	1.53%	1.50	%(G)
Portfolio turnover rate	101%		5%	11%	19%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Not annualized.
(F)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(G)	Annualized.
(H)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.32%, 0.06%, 0.07% and 0.08% (annualized), for the years ended October 31, 2022, October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® Retirement Income
	Class R6
	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$11.99	$10.98	$10.62	$10.35	$10.75

Investment operations:
Net investment income (loss) (A)	0.40	0.17	0.20	0.23	0.23
Net realized and unrealized gain (loss)	(2.20)	1.19	0.47	0.86	(0.35)
Total investment operations	(1.80)	1.36	0.67	1.09	(0.12)
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.18)	(0.25)	(0.26)	(0.23)
Net realized gains	(0.38)	(0.17)	(0.06)	(0.56)	(0.05)
Total dividends and/or distributions to shareholders	(0.69)	(0.35)	(0.31)	(0.82)	(0.28)

Net asset value, end of year	$9.50	$11.99	$10.98	$10.62	$10.35
Total return	(15.96)%	12.58%	6.47%	11.53%	(1.19)%

Ratio and supplemental data:
Net assets end of year (000’s)	$372	$541	$698	$510	$425
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.35%	0.54%	0.53%	0.53%	0.48%
Including waiver and/or reimbursement and recapture (C)	0.23%	0.49%	0.48%	0.47%	0.46%
Net investment income (loss) to average net assets	3.77%	1.49%	1.89%	2.22%	2.15%
Portfolio turnover rate	101%	5%	11%	19%	24%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.32%, 0.06%, 0.07%, 0.08% and 0.09%, for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS

At October 31, 2022

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds covered by this report (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are as follows:

Fund	Class
Transamerica ClearTrack® 2015 (“ClearTrack® 2015”)	R1,R3,R6
Transamerica ClearTrack® 2020 (“ClearTrack® 2020”)	R1,R3,R6
Transamerica ClearTrack® 2025 (“ClearTrack® 2025”)	R1,R3,R6
Transamerica ClearTrack® 2030 (“ClearTrack® 2030”)	R1,R3,R6
Transamerica ClearTrack® 2035 (“ClearTrack® 2035”)	R1,R3,R6
Transamerica ClearTrack® 2040 (“ClearTrack® 2040”)	R1,R3,R6
Transamerica ClearTrack® 2045 (“ClearTrack® 2045”)	R1,R3,R6
Transamerica ClearTrack® 2050 (“ClearTrack® 2050”)	R1,R3,R6
Transamerica ClearTrack® 2055 (“ClearTrack® 2055”)	R1,R3,R6
Transamerica ClearTrack® 2060 (“ClearTrack® 2060”)	R1,R3,R6
Transamerica ClearTrack® Retirement Income (“ClearTrack® Retirement Income”)	R1,R3,R6

Each Fund, a “fund of funds”, normally invests in a combination of actively managed Transamerica funds and index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers (hereafter referred to as “Underlying Funds”). The shareholder reports of the Underlying ETFs and Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying ETFs and Funds’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by each Fund’s current prospectus, which contains additional information about the Funds, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Funds from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

1. ORGANIZATION (continued)

diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds. The Funds pay certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Funds are shown as a part of Other expenses within the Statements of Operations and (ii) the expenses payable to State Street for sub-administration services from the Funds are shown as part of Other accrued expenses within the Statements of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statements of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statements of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. INVESTMENT VALUATION

Effective September 8, 2022, TAM has been designated as the Funds’ valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Funds’ Board of Trustees. The net asset value of each Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Funds’ investments.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at October 31, 2022, is disclosed within the Investment Valuation section of each Fund’s Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Investment companies are valued at the actively traded NAV of the underlying funds and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Funds, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Funds to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2022, the Funds have not utilized the program.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2022.

Repurchase agreements at October 31, 2022, if any, are included within the Schedule of Investments and Statements of Assets and Liabilities.

Securities lending: The Funds may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Funds to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Funds is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Each applicable Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statements of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2022, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2022. Funds not listed in the subsequent table did not have secured borrowing transactions.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
ClearTrack® 2015
Securities Lending Transactions
Exchange-Traded Funds	$247,395	$—	$—	$—	$247,395
Total Borrowings	$247,395	$—	$—	$—	$247,395

ClearTrack® 2030
Securities Lending Transactions
Exchange-Traded Funds	$1,684,868	$—	$—	$—	$1,684,868
Total Borrowings	$1,684,868	$—	$—	$—	$1,684,868

ClearTrack® 2040
Securities Lending Transactions
Exchange-Traded Funds	$1,501,057	$—	$—	$—	$1,501,057
Total Borrowings	$1,501,057	$—	$—	$—	$1,501,057

ClearTrack® 2055
Securities Lending Transactions
Exchange-Traded Funds	$59,508	$—	$—	$—	$59,508
Total Borrowings	$59,508	$—	$—	$—	$59,508

ClearTrack® 2060
Securities Lending Transactions
Exchange-Traded Funds	$59,123	$—	$—	$—	$59,123
Total Borrowings	$59,123	$—	$—	$—	$59,123

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

5. RISK FACTORS

Investing in the Funds involves certain key risks related to the Funds’ trading activity. Please reference the Funds’ prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Funds.

Market: The market prices of a Fund’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of a Fund’s securities and assets fall, the value of your investment will go down. A Fund may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Fund’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including a Fund’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of a Fund’s investments.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

5. RISK FACTORS (continued)

These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not a Fund invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of a Fund’s investments.

Underlying exchange-traded funds risk: To the extent a Fund invests its assets in Underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the Underlying ETFs in which it invests. Investing in Underlying ETFs subjects a Fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the Underlying ETFs in which a Fund may invest has its own investment risks, and those risks can affect the value of the Underlying ETFs’ shares and therefore the value of a Fund’s investments. There can be no assurance that the investment objective of any Underlying ETF will be achieved. In addition, a Fund will bear a pro rata portion of the operating expenses of the Underlying ETFs in which it invests.

Underlying funds risk: Because a Fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects a Fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which a Fund may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of a Fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, a Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of a Fund’s prospectus identifies certain risks of each underlying fund.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Funds. The Funds do pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statements of Operations.

The Underlying ETFs and Funds have varied expense and fee levels and the Funds may own different proportions of Underlying ETFs and Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. Fund expenses do not include expenses of the Underlying ETFs and Funds in which the Funds invest. The Funds have material ownership interests in the Underlying ETFs and Funds.

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Each Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
Effective December 6, 2021
First $2.5 billion	0.10%
Over $2.5 billion up to $4 billion	0.09
Over $4 billion	0.08

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Breakpoints	Rate
Prior to December 6, 2021
First $2.5 billion	0.38%
Over $2.5 billion up to $4 billion	0.37
Over $4 billion	0.36

On three occasions during the year ended October 31, 2022, TCI, the Funds’ distributor/principal underwriter, returned to Class R1 and/or Class R3 of applicable Funds certain 12b-1 fees retained by TCI during the period of April 1, 2020, to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within each applicable Fund’s Statements of Changes in Net Assets and Financial Highlights in this shareholder report.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses, including the pro rata share of expenses incurred through each Fund’s investment in the Underlying ETFs and Funds, but excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual operating expense limits to the Funds’ daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations.

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class R1	1.20%	March 1, 2025
Class R3	0.95	March 1, 2025
Class R6	0.55	March 1, 2025

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Funds, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2022, the balances available for recapture by TAM for each Fund are as follows.

	Amounts Available
Fund	2020	2021	2022	Total
ClearTrack® 2015
Class R1	$53,280	$55,313	$78,801	$187,394
Class R6	762	946	1,512	3,220
ClearTrack® 2020
Class R1	64,993	58,224	79,622	202,839
Class R6	666	879	1,393	2,938
ClearTrack® 2025
Class R1	42,651	48,705	86,864	178,220
Class R3	—	—	69	69
Class R6	179	1,224	2,313	3,716
ClearTrack® 2030
Class R1	35,153	34,878	92,704	162,735
Class R3	—	—	42	42
Class R6	—	—	3,044	3,044

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Amounts Available
Fund	2020	2021	2022	Total
ClearTrack® 2035
Class R1	$32,417	$34,833	$94,639	$161,889
Class R3	—	—	20	20
Class R6	—	396	1,868	2,264
ClearTrack® 2040
Class R1	35,836	39,606	91,982	167,424
Class R3	—	—	78	78
Class R6	795	618	1,374	2,787
ClearTrack® 2045
Class R1	47,210	48,744	89,230	185,184
Class R3	—	—	321	321
Class R6	619	845	1,873	3,337
ClearTrack® 2050
Class R1	49,440	51,904	89,942	191,286
Class R3	—	—	261	261
Class R6	1,008	1,336	2,354	4,698
ClearTrack® 2055
Class R1	34,614	36,199	33,396	104,209
Class R3	—	—	9,058	9,058
Class R6	39,980	47,386	45,893	133,259
ClearTrack® 2060
Class R1	35,976	38,584	33,310	107,870
Class R3	—	1,358	7,281	8,639
Class R6	38,160	44,822	46,654	129,636
ClearTrack® Retirement Income
Class R1	37,741	48,684	91,287	177,712
Class R3	—	—	111	111
Class R6	457	454	868	1,779

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor.

The Distribution Plan requires the Funds to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Funds, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Funds shares. The distribution and service fees are included in Distribution and service fees within the Statements of Operations.

Each Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class (A)	Rate
Class R1	0.50%
Class R3	0.25

(A)	12b-1 fees are not applicable for Class R6.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on assets, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Funds’ Prospectuses and Statement of Additional Information for a more complete discussion on transfer agent fees.

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the year ended October 31, 2022, transfer agent fees paid and the amounts due to TFS are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
ClearTrack® 2015	$2,333	$164
ClearTrack® 2020	2,431	168
ClearTrack® 2025	3,897	274
ClearTrack® 2030	4,241	308
ClearTrack® 2035	4,423	319
ClearTrack® 2040	3,954	288
ClearTrack® 2045	2,644	187
ClearTrack® 2050	2,273	163
ClearTrack® 2055	72	6
ClearTrack® 2060	72	6
ClearTrack® Retirement Income	3,898	270

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended October 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2022.

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2022, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Fund	Purchases of Securities	Sales of Securities
ClearTrack® 2015	$31,314,031	$35,268,176
ClearTrack® 2020	32,658,956	37,615,453
ClearTrack® 2025	54,680,285	60,754,586
ClearTrack® 2030	61,334,704	64,543,632
ClearTrack® 2035	63,338,630	66,066,352
ClearTrack® 2040	57,981,281	58,444,226
ClearTrack® 2045	40,391,139	42,123,472
ClearTrack® 2050	35,936,615	36,954,923
ClearTrack® 2055	1,590,555	1,404,695
ClearTrack® 2060	1,391,010	1,156,057
ClearTrack® Retirement Income	52,181,244	60,406,195

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
ClearTrack® 2015	$32,854,316	$—	$(6,475,593)	$(6,475,593)
ClearTrack® 2020	33,626,589	—	(7,134,510)	(7,134,510)
ClearTrack® 2025	55,743,581	—	(11,999,955)	(11,999,955)
ClearTrack® 2030	64,744,933	—	(13,807,019)	(13,807,019)
ClearTrack® 2035	67,262,230	—	(15,888,101)	(15,888,101)
ClearTrack® 2040	63,023,670	—	(15,123,066)	(15,123,066)
ClearTrack® 2045	40,523,142	—	(10,327,596)	(10,327,596)
ClearTrack® 2050	35,477,515	—	(9,152,206)	(9,152,206)
ClearTrack® 2055	1,312,684	—	(287,994)	(287,994)
ClearTrack® 2060	1,261,458	—	(254,463)	(254,463)
ClearTrack® Retirement Income	53,439,699	—	(10,955,299)	(10,955,299)

As of October 31, 2022, the Funds had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2022, the Funds did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

	2022 Distributions Paid From:			2021 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
ClearTrack® 2015	$687,413	$1,331,159	$—	$318,181	$668,508	$—
ClearTrack® 2020	1,251,406	791,963	—	27,234	—	—
ClearTrack® 2025	1,637,206	1,444,602	—	188,092	1,032,194	—
ClearTrack® 2030	1,410,294	1,763,066	—	501,238	1,137,663	—
ClearTrack® 2035	1,591,253	2,006,377	—	507,567	1,013,181	—
ClearTrack® 2040	1,595,411	1,898,234	—	457,039	1,133,212	—
ClearTrack® 2045	1,161,125	1,057,323	—	300,749	821,632	—
ClearTrack® 2050	1,023,013	825,069	—	254,725	293,900	—
ClearTrack® 2055	33,887	13,610	—	9,114	10,362	—
ClearTrack® 2060	31,776	14,908	—	8,619	9,695	—
ClearTrack® Retirement Income	1,171,879	1,936,742	—	571,723	951,034	—

Transamerica Funds	Annual Report 2022

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2022

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2022, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
ClearTrack® 2015	$469,029	$—	$8,376,992	$—	$—	$—	$(6,475,593)
ClearTrack® 2020	486,597	—	4,573,035	—	—	—	(7,134,510)
ClearTrack® 2025	669,708	—	8,155,773	—	—	—	(11,999,955)
ClearTrack® 2030	630,899	—	19,991,451	—	—	—	(13,807,019)
ClearTrack® 2035	528,718	—	24,665,195	—	—	—	(15,888,101)
ClearTrack® 2040	355,968	—	23,628,453	—	—	—	(15,123,066)
ClearTrack® 2045	180,607	—	17,312,805	—	—	—	(10,327,596)
ClearTrack® 2050	145,594	—	15,585,604	—	—	—	(9,152,206)
ClearTrack® 2055	34,958	—	312,281	—	—	—	(287,994)
ClearTrack® 2060	10,199	—	286,591	—	—	—	(254,463)
ClearTrack® Retirement Income	780,845	—	10,411,227	—	—	—	(10,955,299)

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, FASB issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds’ financial statements.

Transamerica Funds	Annual Report 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders of Transamerica ClearTrack® 2015, Transamerica ClearTrack® 2020, Transamerica ClearTrack® 2025, Transamerica ClearTrack® 2030, Transamerica ClearTrack® 2035, Transamerica ClearTrack® 2040, Transamerica ClearTrack® 2045, Transamerica ClearTrack® 2050, Transamerica ClearTrack® 2055, Transamerica ClearTrack® 2060 and Transamerica ClearTrack® Retirement Income and the Board of Trustees of Transamerica Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transamerica ClearTrack® 2015, Transamerica ClearTrack® 2020, Transamerica ClearTrack® 2025, Transamerica ClearTrack® 2030, Transamerica ClearTrack® 2035, Transamerica ClearTrack® 2040, Transamerica ClearTrack® 2045, Transamerica ClearTrack® 2050, Transamerica ClearTrack® 2055, Transamerica ClearTrack® 2060 and Transamerica ClearTrack® Retirement Income (collectively referred to as the “Funds”) (eleven of the funds constituting Transamerica Funds (the “Trust”)), including the schedules of investments, as of October 31, 2022, the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each the Funds (eleven of the funds constituting Transamerica Funds) at October 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 23, 2022

Transamerica Funds	Annual Report 2022

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2022, the Funds designated the following maximum amounts of qualified dividend income:

Fund	Qualified Dividend Income
ClearTrack® 2015	$220,253
ClearTrack® 2020	236,470
ClearTrack® 2025	447,617
ClearTrack® 2030	604,316
ClearTrack® 2035	404,146
ClearTrack® 2040	782,710
ClearTrack® 2045	562,788
ClearTrack® 2050	507,133
ClearTrack® 2055	15,493
ClearTrack® 2060	15,105
ClearTrack® Retirement Income	366,370

For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
ClearTrack® 2015	18%
ClearTrack® 2020	10
ClearTrack® 2025	15
ClearTrack® 2030	22
ClearTrack® 2035	11
ClearTrack® 2040	24
ClearTrack® 2045	24
ClearTrack® 2050	24
ClearTrack® 2055	23
ClearTrack® 2060	24
ClearTrack® Retirement Income	17

For tax purposes, the long-term capital gain designations for the year ended October 31, 2022 are as follows:

Fund	Long-Term Capital Gain Designation
ClearTrack® 2015	$1,331,159
ClearTrack® 2020	791,963
ClearTrack® 2025	1,444,602
ClearTrack® 2030	1,763,066
ClearTrack® 2035	2,006,377
ClearTrack® 2040	1,898,234
ClearTrack® 2045	1,057,323
ClearTrack® 2050	825,069
ClearTrack® 2055	13,610
ClearTrack® 2060	14,908
ClearTrack® Retirement Income	1,936,742

Transamerica Funds	Annual Report 2022

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION (continued)

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Fund	Foreign Source Income	Foreign Taxes
ClearTrack® 2015	$114,697	$6,036
ClearTrack® 2020	119,809	6,299
ClearTrack® 2025	244,891	13,469
ClearTrack® 2030	334,483	17,845
ClearTrack® 2035	424,792	22,812
ClearTrack® 2040	448,015	24,132
ClearTrack® 2045	333,468	18,474
ClearTrack® 2050	297,933	16,449
ClearTrack® 2055	9,430	511
ClearTrack® 2060	9,366	498
ClearTrack® Retirement Income	196,252	10,249

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2022. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

Transamerica Funds	Annual Report 2022

MANAGEMENT AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 15-16, 2022, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Fund” and collectively the “Funds”):

Transamerica ClearTrack® 2015	Transamerica ClearTrack® 2045
Transamerica ClearTrack® 2020	Transamerica ClearTrack® 2050
Transamerica ClearTrack® 2025	Transamerica ClearTrack® 2055
Transamerica ClearTrack® 2030	Transamerica ClearTrack® 2060
Transamerica ClearTrack® 2035	Transamerica ClearTrack® Retirement Income
Transamerica ClearTrack® 2040

Following its review and consideration, the Board determined that the terms of the Management Agreement were reasonable and that the renewal of the Management Agreement was in the best interests of the applicable Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of the Management Agreement through June 30, 2023.

Prior to reaching their decision, the Trustees requested and received from TAM certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Management Agreement, including information they had previously received from TAM as part of their regular oversight of each Fund, and knowledge they gained over time through meeting with TAM. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In their review, the Trustees also sought to identify Funds for which the performance, fees, total expenses and/or profitability appeared to be outliers within their respective peer groups or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of the Management Agreement, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM to the applicable Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; and TAM’s responsiveness to any questions by the Trustees.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from each Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of each Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Funds; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Funds; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Funds’ prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Funds; and ongoing cash management services for the Funds. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to each Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Funds, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Transamerica Funds	Annual Report 2022

MANAGEMENT AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Investment Performance

In addition, the Board considered the short- and longer-term performance, as applicable, of each Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark(s), in each case for various trailing periods ended December 31, 2021. Based on these considerations, the Board determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the applicable Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to performance are summarized below. For purposes of its review, the Board generally used the performance of Class R6 Shares. In describing a Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if a Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering each Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

Transamerica ClearTrack® 2015. The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe and its benchmark, each for the past 1-, 3- and 5-year periods. The Board noted that Wilshire Advisors LLC (the “Sub-Adviser”) had commenced sub-advising the Fund on December 6, 2021 pursuant to its current investment strategies, glide path and benchmark.

Transamerica ClearTrack® 2020. The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe for the past 1-year period and below the median for its peer universe for the past 3- and 5-year periods. The Board also noted that the performance of Class R6 Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3- and 5-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on December 6, 2021 pursuant to its current investment objective, investment strategies, glide path and benchmark.

Transamerica ClearTrack® 2025. The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe for the past 1-year period and below the median for its peer universe for the past 3- and 5-year periods. The Board also noted that the performance of Class R6 Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on December 6, 2021 pursuant to its current investment objective, investment strategies, glide path and benchmark.

Transamerica ClearTrack® 2030. The Board noted that the performance of Class R6 Shares of the Fund was in line with the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class R6 Shares of the Fund was above its benchmark for the past 3-year period and below its benchmark for the past 1- and 5-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on December 6, 2021 pursuant to its current investment objective, investment strategies, glide path and benchmark.

Transamerica ClearTrack® 2035. The Board noted that the performance of Class R6 Shares of the Fund was in line with the median for its peer universe for the past 1- and 3-year periods and below the median for its peer universe for the past 5-year period. The Board also noted that the performance of Class R6 Shares of the Fund was above its benchmark for the past 3-year period and below its benchmark for the past 1- and 5-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on December 6, 2021 pursuant to its current investment objective, investment strategies, glide path and benchmark.

Transamerica ClearTrack® 2040. The Board noted that the performance of Class R6 Shares of the Fund was in line with the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class R6 Shares of the Fund was above its benchmark for the past 3-year period and below its benchmark for the past 1- and 5-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on December 6, 2021 pursuant to its current investment objective, investment strategies, glide path and benchmark.

Transamerica Funds	Annual Report 2022

MANAGEMENT AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica ClearTrack® 2045. The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe for the past 1- and 3-year periods and in line with the median for its peer universe for the past 5-year period. The Board also noted that the performance of Class R6 Shares of the Fund was above its benchmark for the past 3- and 5-year periods and below its benchmark for the past 1-year period. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on December 6, 2021 pursuant to its current investment objective, investment strategies, glide path and benchmark.

Transamerica ClearTrack® 2050. The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe and its benchmark, each for the past 1-, 3- and 5-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on December 6, 2021 pursuant to its current investment objective, investment strategies, glide path and benchmark.

Transamerica ClearTrack® 2055. The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe and its benchmark, each for the past 1- and 3-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on December 6, 2021 pursuant to its current investment objective, investment strategies, glide path and benchmark.

Transamerica ClearTrack® 2060. The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe and its benchmark, each for the past 1- and 3-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on December 6, 2021 pursuant to its current investment objective, investment strategies, glide path and benchmark.

Transamerica ClearTrack® Retirement Income. The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe and its benchmark, each for the past 1-, 3-and 5-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on December 6, 2021 pursuant to its current investment strategies and benchmark.

Management Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Fund, including information provided by Broadridge comparing the management fee and total expense ratio of each Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to management fees and total expense ratios are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares. In describing a Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if a Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of a Fund’s management fee retained by TAM following payment of the sub-advisory fees and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

Transamerica ClearTrack® 2015. The Board noted that the Fund’s contractual management fee was above the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on December 6, 2021.

Transamerica ClearTrack® 2020. The Board noted that the Fund’s contractual management fee was above the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on December 6, 2021.

Transamerica Funds	Annual Report 2022

MANAGEMENT AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica ClearTrack® 2025. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on December 6, 2021.

Transamerica ClearTrack® 2030. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on December 6, 2021.

Transamerica ClearTrack® 2035. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on December 6, 2021.

Transamerica ClearTrack® 2040. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on December 6, 2021.

Transamerica ClearTrack® 2045. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on December 6, 2021.

Transamerica ClearTrack® 2050. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on December 6, 2021.

Transamerica ClearTrack® 2055. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on December 6, 2021.

Transamerica ClearTrack® 2060. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on December 6, 2021.

Transamerica ClearTrack® Retirement Income. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any

Transamerica Funds	Annual Report 2022

MANAGEMENT AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on December 6, 2021.

On the basis of these considerations, together with the other information it considered, the Board determined that the management fees to be received by TAM under the Management Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Funds had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for each Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Funds benefited from any economies of scale. The Board recognized that, as a Fund’s assets increase, any economies of scale realized by TAM may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered each Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Funds through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Trustees concluded that each Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM in light of any economies of scale experienced in the future.

Benefits to TAM and its Affiliates from their Relationships with the Funds

The Board considered other benefits derived by TAM and/or its affiliates from their relationships with the Funds. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with the Funds.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Funds.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement was in the best interests of the applicable Fund and its shareholders and voted to approve the renewal of the Management Agreement.

Transamerica Funds	Annual Report 2022

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the investment manager and its respective sub-adviser.

The Funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 111 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (49)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

				111	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – present)

Transamerica Funds	Annual Report 2022

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions,

Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016) and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (74)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	111	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (70)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	111	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (66)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018);	111	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2022

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF, TST and TAAVF (2021 – present); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011 – 2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	111	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).
Lauriann C. Kloppenburg (62)	Board Member	Since 2021	Board Member, TF, TST and TAAVF (2021 – present); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	111	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – present); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (65)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015);	111	N/A

Transamerica Funds	Annual Report 2022

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Fredric A. Nelson III (continued)

Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009);

Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and

Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).

John E. Pelletier (58)	Board Member	Since 2017

Board Member, TF, TST and TAAVF (2017 – present);

Board Member, TPP, TPFG and TPFG II (2017 – 2018);

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and

Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

				111	N/A
Patricia L. Sawyer (72)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – present);	111	Honorary Trustee, Bryant University (1996 – present)

Transamerica Funds	Annual Report 2022

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Patricia L. Sawyer (continued)			Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.
John W. Waechter (70)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).	111	Board Member,
Operation PAR,
Inc. (non-profit
organization)
(2008 – present);
Board Member,
Boley PAR, Inc.
(non-profit
organization)
(2016 – present)
Board Member,
Remember
Honor Support,
Inc. (non-profit
organization)
(2013 – 2020);
Board Member,
WRH Income
Properties, Inc.
and WRH
Properties, Inc.
(real estate)
(2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2022

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (49)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (52)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – present);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”); and

Registered Representative, TFA (2005 – present).

Thomas R. Wald, CFA (62)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF, TST and TAAVF (2014 – present); TET (2017 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – present).

Joshua Durham (49)	Vice President and Chief Operating Officer	Since 2022	Vice President and Chief Operating Officer, TF, TST and TAAVF (2022 – present); Director, Senior Vice President, and Chief Operating Officer TAM and TFS (2022 – present);

Transamerica Funds	Annual Report 2022

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Joshua Durham (continued)

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020); and

Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Vincent J. Toner (52)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF, TST and TAAVF (2014 – present), Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer

(2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI; and

Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST, TET and TAAVF (2019 – present);

Derivatives Risk Manager, TF, TST and TAAVF (2021 – present);

Chief Compliance Officer (2019 – present), TAM; and

General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (44)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST, TET and TAAVF (2019 – present);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present); and

Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Transamerica Funds	Annual Report 2022

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (51)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF, TST and TAAVF (2021 – present and 2006 – 2014);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Associate General Counsel, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel, Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Chairman of the Board, Aegon Global Funds (2013 – present);

Director, Mongeral Aegon Seguros e Previdencia SA (2017 – present);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014);

Assistant Vice President, TCI (2007 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014); and

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014).

Timothy Bresnahan (53)	Assistant Secretary	Since 2020

Assistant Secretary, TF, TST and TAAVF (2020 – present);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET; and

Senior Counsel, TAM (2008 – present).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2022

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2022

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2022

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

2557985 10/22

© 2022 Transamerica Capital, Inc.

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane, and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

		Fiscal Year Ended 10/31 (in thousands)
		2022	2021
(a)	Audit Fees	$1,250	$1,345
(b)	Audit Related Fees(1)	$154	$6
(c)	Tax Fees(2)	$145	$219
(d)	All Other Fees(3)	$65	$59

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements including review of documents and issuances of consents related to Securities and Exchange Commission Form N-IA filing of the funds comprising the Registrant.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company and N-14 merger items.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the

Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2022 and 2021 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5:	Audit Committee of Listed Registrants.

(a)

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, Kathleen T. Ives, Lauriann C. Kloppenburg, Frederic A. Nelson III, John E. Pelletier, Patricia L. Sawyer and John W. Waechter.

(b)	Not Applicable.

Item 6:	Schedule of Investments.

(a)	The schedules of investments and consolidated schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half- year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13:	Exhibits.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)

A separate certification for each principal executive and principal officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below. Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b)

Certification pursuant to Section  906 of the Sarbanes-Oxley Act of 2002. A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Funds
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	January 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	January 3, 2023

By:	/s/ Vincent J. Toner
Vincent J. Toner
Vice President and Treasurer
(Principal Financial Officer and Principal Accounting Officer)
Date:	January 3, 2023

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
13(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
13(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer